UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

MET INVESTORS SERIES TRUST

(Exact name of registrant as specified in charter)

5 Park Plaza, Suite 1900

Irvine, CA 92614

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Elizabeth M. Forget President Met Investors Series Trust 5 Park Plaza, Suite 1900 Irvine, CA 92614	David C. Mahaffey, Esq. Sullivan & Worcester LLP 1666 K Street, N.W., Suite 700 Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 848-3854

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1: Report to Shareholders.

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class B shares of the AllianceBernstein Global Dynamic Allocation Portfolio returned 10.09%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 11.24% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Global equities rallied in 2012, as investors gained confidence that challenges to economic growth and market stability would be contained. After a strong start in the first quarter, stocks fell sharply in May, but recovered through the remainder of the year as policymaker actions gained credence. Financial stocks were the best performers as they rebounded following several years of lackluster returns. Consumer discretionary names were also strong during the year. The utility sector, meanwhile, delivered the weakest returns as investors grew concerned that valuations may have become stretched.

Despite some volatility, government bond yields generally fell during the year. The yield on the benchmark 10-year U.S. Treasury, for example, rose in the first several months of the year, reaching above 2% in March and April, before declining over the next several months and ending the year at 1.78%.

Equity market volatility fell sharply during the year, and the correlation between global stocks had declined meaningfully by year-end, indicating that investors had begun to refocus on fundamentals. Yet, investors remained generally risk averse, evidenced by the historically low level of government bond yields and fund flows that remained skewed toward fixed income. In Europe progress was made toward reducing the threat of a worst-case outcome for the euro. The European Central Bank’s Outright Monetary Transactions program and more support for Greece alleviated fears of a euro breakup. Still, euro-area economic growth remained stagnant. In the United States (“U.S.”), the housing market began to recover and auto sales rebounded strongly. But high unemployment and political deadlock over the so-called “fiscal cliff” quelled optimism about accelerated U.S. economic growth.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio seeks to moderate overall volatility and limit extreme outcomes by dynamically adjusting exposures to global equities, fixed income, and opportunistic assets—without sacrificing long-term growth potential.

With equity markets rallying and interest rates continuing to fall, the AllianceBernstein Global Dynamic Allocation Portfolio registered strong absolute performance during 2012. For the full year, the Portfolio returned over 10%. Relative performance in 2012 was largely driven by a focus on risk mitigation—specifically underweighting equities during two market rallies—at the beginning of the year and late summer post-positive European Central Bank (“ECB”) announcements, causing returns to trail the benchmark. In hindsight, the decision to reduce risk proved unnecessary, and resulted in a sacrifice of return. The Portfolio paid a modest cost for downside protection that in retrospect wasn’t needed.

The Portfolio utilizes derivatives quite heavily throughout the portfolio. They are used predominantly to gain exposure to key market segments and therefore, their performance tends to track broad market indexes. As such, positions in U.S. and non-U.S. equity futures generally rose over the year, in-line with the equity markets. Positions in U.S. and non-U.S. bond futures also performed in-line with broad government bond markets during the period.

There were two periods that caused the majority of underperformance in 2012. The first was a result of the Portfolio’s equity underweight at the start of the year, following the European Sovereign crisis and debt ceiling volatility of 2011. The market rallied sharply in January as the ECB’s Long-term Refinancing Operation (“LTRO”) gave markets confidence that banks’ near-term liquidity needs were fully secured and that a credit crunch was not likely. The second occurred during the summer and was in response to another flare-up in the periphery of Europe and weakening global growth in the rest of the world.

From May through September quantitative metrics used to help assess risk were elevated and fundamental research highlighted a number of downside scenarios, particularly in Europe, as policymakers’ ability to manage their sovereign crisis appeared to be on shaky ground. Greece was unable to form a government early in the year, creating the risk of a near-term default and exit from the euro. Financial contagion was spreading to Spain and Italy as their bond yields soared. Capital flight was seen in Spain and the ECB’s role as the “lender” of last resort had come into question. By many measures, the euro appeared like it might break apart. At the same time, the global economy appeared to be weakening driven by fears about a “hard-landing” in China and slowing U.S. economic growth. The prospect of the U.S. “fiscal cliff” was slowly entering into investor’s minds. While equities were attractively priced, the risks appeared very large.

An underweight to European equities and to the euro contributed positively to the Portfolio’s performance, but given its objective of managing volatility, risk exposure was further reduced to “insure” against an extreme adverse event by lowering the overall equity exposure.

Despite these concerns, good news followed. A series of policy actions significantly mitigated the potential risk of extreme adverse events. On September 6, 2012 the ECB announced a program of unlimited purchases of sovereign debt of struggling euro-area countries in order to reduce credit spreads and facilitate a better functioning funding market. On September 12th, the German constitutional court upheld Germany’s participation in the European Stability Mechanism (“ESM”), one of Europe’s most important tools in fighting its crisis. On the following day, the U.S. Federal Reserve announced its third

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

round of quantitative easing to stimulate economic activity by buying mortgage-backed securities at a $40 billion per month pace, as well as extending its commitment to hold policy rates low into 2015. Finally, China’s policymakers responded to softening growth by easing financial conditions.

Typically, when volatility builds in the market, it tends to persist for a while and markets struggle. But in 2012, the bursts of volatility were followed rather quickly by sharp recoveries, so the decisions to de-risk the Portfolio were not as effective. From a fundamental perspective, the year provided evidence that at times when equity valuations are very attractive, decisive moves by policymakers can have a very positive impact on market prices and investor risk taking, even though in some cases, it is short lived.

In the final months of 2012, risks from Europe lessened, the U.S. economic recovery appeared to be on firmer ground, equity valuations remained attractive, and the risk-reward outlook appeared more favorable. While the potential for near-term volatility remained as a result of uncertainty surrounding the so-called “fiscal cliff” in the U.S., the Portfolio’s positioning reflected the most likely scenario of a successful outcome to the negotiations. The Portfolio, therefore, gradually increased its equity exposure and allocation to commodities, but kept real estate securities exposure limited due to relatively less attractive valuations. 2012 ended with the Portfolio positioned with a modestly higher than normal exposure to risk assets.

Dan Loewy

Seth Masters

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION PORTFOLIO MANAGED BY
ALLIANCEBERNSTEIN L.P. VS. DOW JONES MODERATE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	Since Inception[3]
AllianceBernstein Global Dynamic Allocation Portfolio
Class B	10.09	4.84
Dow Jones Moderate Index[1]	11.24	3.09

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
U.S. Treasury Notes	14.0
U.S. Treasury Bonds	3.3
iShares MSCI Emerging Markets Index Fund	2.0
Japan Government Ten Year Bond	1.0
Federal National Mortgage Association	1.0
Japan Government Twenty Year Bond	0.9
Federal Home Loan Mortgage Corp.	0.8
Apple, Inc.	0.6
Exxon Mobil Corp.	0.5
Italy Buoni Poliennali Del Tesoro	0.5

Top Equity Sectors

% of Market Value of Total Investments
Financials	9.4
Industrials	4.1
Information Technology	4.0
Consumer Staples	4.0
Consumer Discretionary	4.0

Top Fixed Income Sectors

% of Market Value of Total Investments
Cash & Cash Equivalents	35.6
U.S. Treasury & Government Agencies	19.6
Foreign Bonds & Debt Securities	4.9

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AllianceBernstein Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class B	Actual	0.90%	$1,000.00	$1,059.40	$4.66
	Hypothetical*	0.90%	$1,000.00	$1,020.61	$4.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—37.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
BAE Systems plc	229,848	$1,262,780
Boeing Co. (The)	36,295	2,735,191
Cobham plc	76,321	277,562
European Aeronautic Defence and Space Co. N.V.	29,175	1,143,465
Finmeccanica S.p.A. (a)	28,638	165,971
General Dynamics Corp.	17,800	1,233,006
Honeywell International, Inc.	41,820	2,654,315
L-3 Communications Holdings, Inc.	5,205	398,807
Lockheed Martin Corp.	14,505	1,338,666
Meggitt plc	55,353	345,060
Northrop Grumman Corp.	13,305	899,152
Precision Castparts Corp.	7,825	1,482,212
Raytheon Co.	17,795	1,024,280
Rockwell Collins, Inc. (b)	7,635	444,128
Rolls-Royce Holdings plc (a)	132,484	1,908,864
Safran S.A.	16,231	708,249
Singapore Technologies Engineering, Ltd.	107,900	340,595
Textron, Inc.	15,050	373,090
Thales S.A.	6,443	222,423
United Technologies Corp.	45,045	3,694,140
Zodiac Aerospace	2,415	269,715

		22,921,671

Air Freight & Logistics—0.2%
C.H. Robinson Worldwide, Inc.	8,640	546,221
Deutsche Post AG	59,887	1,313,162
Expeditors International of Washington, Inc.	11,265	445,531
FedEx Corp.	15,670	1,437,252
TNT Express N.V.	23,066	260,923
Toll Holdings, Ltd. (b)	48,208	230,783
United Parcel Service, Inc. - Class B	38,580	2,844,503
Yamato Holdings Co., Ltd.	26,493	402,840

		7,481,215

Airlines—0.0%
All Nippon Airways Co., Ltd. (b)	79,656	167,001
Cathay Pacific Airways, Ltd.	98,200	182,565
Deutsche Lufthansa AG	16,202	304,540
International Consolidated Airlines Group S.A. (a)	65,644	194,003
Japan Airlines Co., Ltd. (a)	4,734	202,625
Qantas Airways, Ltd. (a)	78,539	123,487
Singapore Airlines, Ltd.	38,200	339,165
Southwest Airlines Co.	39,825	407,808

		1,921,194

Auto Components—0.2%
Aisin Seiki Co., Ltd.	13,607	424,366
BorgWarner, Inc. (a) (b)	6,170	441,895
Bridgestone Corp.	46,094	1,194,808
Cie Generale des Etablissements Michelin	12,739	1,207,695
Continental AG	5,662	655,122
Delphi Automotive plc (a)	15,241	582,968

Auto Components—(Continued)
Denso Corp.	34,457	$1,198,929
GKN plc	110,016	410,497
Goodyear Tire & Rubber Co. (The) (a)	13,030	179,944
Johnson Controls, Inc.	36,615	1,124,080
Koito Manufacturing Co., Ltd.	6,781	98,885
NGK Spark Plug Co., Ltd.	13,000	172,761
NHK Spring Co., Ltd.	11,100	91,471
NOK Corp.	7,347	113,821
Nokian Renkaat Oyj	7,932	319,173
Pirelli & C S.p.A. (b)	16,832	193,113
Stanley Electric Co., Ltd.	10,244	145,821
Sumitomo Rubber Industries, Ltd.	12,101	146,207
Toyoda Gosei Co., Ltd.	4,645	94,498
Toyota Boshoku Corp. (b)	4,700	54,519
Toyota Industries Corp.	11,524	367,853

		9,218,426

Automobiles—0.7%
Bayerische Motoren Werke (BMW) AG	23,429	2,259,540
Daihatsu Motor Co., Ltd. (b)	13,533	267,678
Daimler AG	64,141	3,504,969
Fiat S.p.A. (a) (b)	61,936	312,848
Ford Motor Co. (b)	204,535	2,648,728
Fuji Heavy Industries, Ltd.	42,012	528,984
Harley-Davidson, Inc.	12,225	597,069
Honda Motor Co., Ltd.	115,396	4,253,313
Isuzu Motors, Ltd.	83,553	497,713
Mazda Motor Corp. (a) (b)	190,592	389,193
Mitsubishi Motors Corp. (a)	273,934	283,160
Nissan Motor Co., Ltd.	175,949	1,670,011
Peugeot S.A. (a) (b)	16,321	120,990
Renault S.A.	13,602	750,448
Suzuki Motor Corp.	25,794	674,300
Toyota Motor Corp.	195,210	9,111,733
Volkswagen AG	2,088	448,570
Yamaha Motor Co., Ltd. (b)	19,866	220,207

		28,539,454

Beverages—0.9%
Anheuser-Busch InBev N.V.	56,826	4,965,945
Asahi Group Holdings, Ltd.	27,463	582,138
Beam, Inc.	8,535	521,403
Brown-Forman Corp. - Class B (b)	8,157	515,930
Carlsberg A.S. - Class B	7,570	744,241
Coca-Cola Amatil, Ltd.	40,404	568,055
Coca-Cola Co. (The) (c)	207,570	7,524,412
Coca-Cola Enterprises, Inc.	14,780	468,969
Coca-Cola Hellenic Bottling Co. S.A. (a)	14,266	337,501
Coca-Cola West Co., Ltd.	4,400	67,744
Constellation Brands, Inc. - Class A (a)	7,845	277,635
Diageo plc	177,281	5,161,097
Dr Pepper Snapple Group, Inc.	11,220	495,700
Heineken Holding N.V.	7,134	390,777
Heineken N.V.	16,304	1,087,524
Kirin Holdings Co., Ltd.	62,148	730,265
Molson Coors Brewing Co. - Class B	8,335	356,655

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—(Continued)
Monster Beverage Corp. (a)	8,250	$436,260
PepsiCo, Inc.	83,455	5,710,826
Pernod-Ricard S.A.	14,986	1,762,156
Remy Cointreau S.A.	2,122	231,980
SABMiller plc	67,615	3,182,508
Treasury Wine Estates, Ltd.	48,261	237,671

		36,357,392

Biotechnology—0.3%
Actelion, Ltd. (a)	7,848	376,970
Alexion Pharmaceuticals, Inc. (a)	10,400	975,624
Amgen, Inc.	41,313	3,566,138
Biogen Idec, Inc. (a)	12,680	1,859,776
Celgene Corp. (a)	23,150	1,822,368
CSL, Ltd.	36,115	2,040,211
Gilead Sciences, Inc. (a)	40,575	2,980,234
Grifols S.A. (a)	10,554	371,325

		13,992,646

Building Products—0.1%
Asahi Glass Co., Ltd. (b)	71,533	519,712
Assa Abloy AB - Class B	23,466	883,623
Cie de St-Gobain	27,917	1,194,529
Daikin Industries, Ltd.	16,591	570,074
Geberit AG (a)	2,679	593,072
LIXIL Group Corp. (b)	18,829	419,302
Masco Corp.	19,145	318,956
TOTO, Ltd. (b)	20,000	150,232

		4,649,500

Capital Markets—0.7%
3i Group plc	68,719	240,227
Aberdeen Asset Management plc	43,281	256,651
Ameriprise Financial, Inc.	11,285	706,779
Bank of New York Mellon Corp. (The)	63,265	1,625,910
BlackRock, Inc.	6,850	1,415,963
Charles Schwab Corp. (The)	58,685	842,717
Credit Suisse Group AG (a) (b)	86,490	2,170,150
Daiwa Securities Group, Inc.	117,135	652,405
Deutsche Bank AG	65,773	2,865,567
E*Trade Financial Corp. (a)	13,685	122,481
Franklin Resources, Inc.	7,427	933,574
Goldman Sachs Group, Inc. (The)	24,230	3,090,779
Hargreaves Lansdown plc	12,930	143,680
ICAP plc	38,859	198,803
Invesco, Ltd.	23,850	622,246
Investec plc	38,106	259,541
Julius Baer Group, Ltd. (a)	14,622	526,080
Legg Mason, Inc. (b)	6,380	164,094
Macquarie Group, Ltd. (b)	23,437	871,633
Mediobanca S.p.A.	36,561	226,470
Morgan Stanley	74,080	1,416,410
Nomura Holdings, Inc.	256,926	1,516,962
Northern Trust Corp.	11,680	585,869
Partners Group Holding AG	945	218,268

Capital Markets—(Continued)
Ratos AB - B Shares	13,558	$130,595
SBI Holdings, Inc. (b)	15,816	141,172
Schroders plc	7,997	224,673
State Street Corp.	25,670	1,206,747
T. Rowe Price Group, Inc.	13,590	885,117
UBS AG (a)	257,673	4,052,210

		28,313,773

Chemicals—1.1%
Air Liquide S.A.	22,098	2,769,245
Air Products & Chemicals, Inc.	11,415	959,088
Air Water, Inc.	10,767	137,046
Airgas, Inc.	3,690	336,860
Akzo Nobel N.V.	16,607	1,095,847
Arkema S.A.	4,416	464,317
Asahi Kasei Corp.	89,475	528,380
BASF SE	64,993	6,108,778
CF Industries Holdings, Inc.	3,390	688,712
Croda International plc	9,575	370,958
Daicel Corp.	20,442	135,258
Denki Kagaku Kogyo KK	33,833	115,796
Dow Chemical Co. (The)	64,180	2,074,298
E.I. du Pont de Nemours & Co.	49,895	2,243,778
Eastman Chemical Co.	8,180	556,649
Ecolab, Inc.	14,105	1,014,150
EMS-Chemie Holding AG	480	113,212
FMC Corp.	7,380	431,878
Givaudan S.A. (a)	589	624,444
Hitachi Chemical Co., Ltd.	7,388	110,119
Incitec Pivot, Ltd.	115,251	391,649
International Flavors & Fragrances, Inc.	4,345	289,116
Israel Chemicals, Ltd.	31,511	379,880
Israel Corp., Ltd. (The)	164	107,697
Johnson Matthey plc	14,501	556,916
JSR Corp.	12,720	240,305
K+S AG	12,190	563,583
Kaneka Corp.	19,974	100,457
Kansai Paint Co., Ltd. (b)	15,548	167,457
Koninklijke DSM N.V.	10,913	657,337
Kuraray Co., Ltd.	24,505	320,831
Lanxess AG	5,888	514,945
Linde AG	13,091	2,282,932
LyondellBasell Industries N.V. - Class A	18,170	1,037,325
Mitsubishi Chemical Holdings Corp.	95,632	477,031
Mitsubishi Gas Chemical Co., Inc.	27,159	166,407
Mitsui Chemicals, Inc. (b)	61,044	159,447
Monsanto Co.	28,590	2,706,043
Mosaic Co. (The)	14,780	836,991
Nitto Denko Corp.	11,770	579,090
Novozymes A.S. - B Shares	17,275	488,892
Orica, Ltd. (b)	25,829	679,213
PPG Industries, Inc.	8,235	1,114,607
Praxair, Inc.	16,015	1,752,842
Sherwin-Williams Co. (The)	4,550	699,881
Shin-Etsu Chemical Co., Ltd.	29,089	1,776,741
Showa Denko KK (b)	99,676	152,412

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Sigma-Aldrich Corp. (b)	6,515	$479,374
Sika AG	153	354,596
Solvay S.A.	4,196	604,019
Sumitomo Chemical Co., Ltd.	104,637	330,134
Syngenta AG	6,695	2,700,650
Taiyo Nippon Sanso Corp.	17,268	98,644
Teijin, Ltd. (b)	65,665	161,955
Toray Industries, Inc.	103,548	631,412
Ube Industries, Ltd.	70,552	169,667
Yara International ASA	13,231	656,737

		46,266,028

Commercial Banks—2.9%
Aozora Bank, Ltd. (b)	40,635	124,856
Australia & New Zealand Banking Group, Ltd.	189,619	4,964,395
Banca Monte dei Paschi di Siena S.p.A. (a) (b)	454,632	140,399
Banco Bilbao Vizcaya Argentaria S.A. (b)	380,847	3,496,306
Banco de Sabadell S.A. (a)	198,636	526,334
Banco Espirito Santo S.A. (a)	142,157	171,609
Banco Popolare SC (a)	124,804	208,903
Banco Popular Espanol S.A. (a)	376,978	290,511
Banco Santander S.A.	730,927	5,893,526
Bank Hapoalim BM (a)	68,666	295,406
Bank Leumi Le-Israel BM (a)	88,630	303,066
Bank of East Asia, Ltd.	96,600	375,184
Bank of Kyoto, Ltd. (The) (b)	22,632	190,415
Bank of Yokohama, Ltd. (The)	86,009	399,239
Bankia S.A. (a) (b)	120,330	61,504
Banque Cantonale Vaudoise	214	113,604
Barclays plc	822,353	3,551,235
BB&T Corp.	37,475	1,090,897
Bendigo and Adelaide Bank, Ltd. (b)	28,067	250,259
BNP Paribas S.A.	68,370	3,853,822
BOC Hong Kong Holdings, Ltd.	261,500	820,400
CaixaBank (b)	57,852	202,249
Chiba Bank, Ltd. (The)	53,833	314,958
Chugoku Bank, Ltd. (The)	12,798	178,655
Comerica, Inc.	10,345	313,867
Commerzbank AG (a)	257,301	489,657
Commonwealth Bank of Australia	112,664	7,318,359
Credit Agricole S.A. (a)	70,706	574,069
Danske Bank A.S. (a)	46,429	789,316
DBS Group Holdings, Ltd.	129,100	1,580,355
DNB ASA	69,154	881,501
Erste Group Bank AG (a)	15,357	491,048
Fifth Third Bancorp.	49,195	747,272
First Horizon National Corp. (b)	13,290	131,704
Fukuoka Financial Group, Inc.	54,326	217,438
Gunma Bank, Ltd. (The)	27,171	132,198
Hachijuni Bank, Ltd. (The)	29,338	147,272
Hang Seng Bank, Ltd.	54,100	835,755
Hiroshima Bank, Ltd. (The)	35,340	148,073
HSBC Holdings plc	1,285,149	13,592,801
Huntington Bancshares, Inc.	46,015	294,036

Commercial Banks—(Continued)
Intesa Sanpaolo S.p.A.	712,982	$1,233,461
Intesa Sanpaolo S.p.A. - RSP	65,984	93,603
Iyo Bank, Ltd. (The)	18,000	142,067
Joyo Bank, Ltd. (The) (b)	45,592	215,451
KBC Groep N.V.	11,399	396,772
KeyCorp.	50,560	425,715
Lloyds Banking Group plc (a)	2,986,543	2,393,051
M&T Bank Corp. (b)	6,465	636,609
Mitsubishi UFJ Financial Group, Inc. (b)	901,480	4,850,990
Mizrahi Tefahot Bank, Ltd. (a)	8,769	90,595
Mizuho Financial Group, Inc.	1,616,660	2,957,911
National Australia Bank, Ltd.	158,461	4,144,196
Natixis	121,051	418,793
Nishi-Nippon City Bank, Ltd. (The)	47,000	115,784
Nordea Bank AB	186,278	1,784,021
Oversea-Chinese Banking Corp., Ltd.	183,200	1,473,963
PNC Financial Services Group, Inc.	28,435	1,658,045
Raiffeisen Bank International AG	3,459	144,590
Regions Financial Corp.	75,725	539,162
Resona Holdings, Inc.	133,426	604,929
Royal Bank of Scotland Group plc (a)	147,495	794,390
Seven Bank, Ltd.	37,921	99,888
Shinsei Bank, Ltd. (b)	106,300	212,847
Shizuoka Bank, Ltd. (The)	37,824	369,407
Skandinaviska Enskilda Banken AB - Class A	99,810	851,138
Societe Generale S.A. (a)	49,425	1,859,083
Standard Chartered plc	169,256	4,290,414
Sumitomo Mitsui Financial Group, Inc.	95,050	3,453,074
Sumitomo Mitsui Trust Holdings, Inc.	220,090	773,276
SunTrust Banks, Inc.	28,840	817,614
Suruga Bank, Ltd.	13,000	159,687
Svenska Handelsbanken AB - A Shares	34,934	1,251,684
Swedbank AB - A Shares	58,150	1,144,299
U.S. Bancorp.	101,635	3,246,222
UniCredit S.p.A. (a)	286,654	1,415,524
Unione di Banche Italiane SCPA	60,618	282,744
United Overseas Bank, Ltd.	90,400	1,480,610
Wells Fargo & Co. (c)	263,380	9,002,328
Westpac Banking Corp.	216,185	5,910,154
Wing Hang Bank, Ltd.	13,000	137,044
Yamaguchi Financial Group, Inc.	15,000	132,527
Zions Bancorporation (b)	9,800	209,720

		118,715,835

Commercial Services & Supplies—0.2%
ADT Corp. (The)	12,352	574,244
Aggreko plc	18,979	544,288
Avery Dennison Corp. (b)	5,360	187,171
Babcock International Group plc	25,415	394,409
Brambles, Ltd.	109,994	875,347
Cintas Corp.	5,720	233,948
Dai Nippon Printing Co., Ltd.	39,963	313,178
Edenred S.A.	11,989	372,823
G4S plc	99,821	416,819
Iron Mountain, Inc.	8,721	270,787
Park24 Co., Ltd.	4,480	70,651

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Pitney Bowes, Inc. (b)	10,710	$113,954
Republic Services, Inc.	16,015	469,720
Secom Co., Ltd.	14,929	752,412
Securitas AB - B Shares	22,157	194,632
Serco Group plc	35,255	303,514
Societe BIC S.A.	2,026	241,855
Stericycle, Inc. (a)	4,645	433,239
Toppan Printing Co., Ltd. (b)	39,929	246,013
Tyco International, Ltd.	24,705	722,621
Waste Management, Inc.	23,305	786,311

		8,517,936

Communications Equipment—0.4%
Cisco Systems, Inc. (c)	283,670	5,574,115
F5 Networks, Inc. (a)	4,245	412,402
Harris Corp.	6,020	294,739
JDS Uniphase Corp. (a) (b)	12,370	167,490
Juniper Networks, Inc. (a)	28,240	555,481
Motorola Solutions, Inc.	15,330	853,574
Nokia Oyj (b)	264,999	1,042,135
QUALCOMM, Inc.	91,385	5,667,698
Telefonaktiebolaget LM Ericsson - Class B	213,106	2,143,476

		16,711,110

Computers & Peripherals—0.9%
Apple, Inc. (c)	50,295	26,808,744
Dell, Inc.	78,055	790,697
EMC Corp. (a)	112,510	2,846,503
Fujitsu, Ltd.	132,016	554,292
Gemalto N.V.	5,606	507,545
Hewlett-Packard Co.	105,420	1,502,235
NEC Corp. (a)	184,087	387,625
NetApp, Inc. (a)	19,400	650,870
SanDisk Corp. (a) (b)	12,925	563,013
Seagate Technology plc	18,870	575,158
Toshiba Corp.	284,779	1,126,075
Western Digital Corp.	11,925	506,693

		36,819,450

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	10,020	256,432
Balfour Beatty plc	48,652	217,418
Bouygues S.A. (b)	13,369	394,206
Chiyoda Corp.	11,000	157,508
Ferrovial S.A.	28,548	420,916
Fluor Corp.	8,995	528,366
Hochtief AG (a)	2,180	126,670
Jacobs Engineering Group, Inc. (a)	6,920	294,584
JGC Corp.	15,182	472,953
Kajima Corp.	59,151	195,364
Kinden Corp.	9,500	61,598
Koninklijke Boskalis Westminster N.V.	5,126	233,691
Leighton Holdings, Ltd.	10,734	201,951
Obayashi Corp.	45,450	255,832

Construction & Engineering—(Continued)
Quanta Services, Inc. (a)	11,365	$310,151
Shimizu Corp.	41,178	154,864
Skanska AB - B Shares	26,885	442,334
Taisei Corp.	72,221	238,752
Vinci S.A.	32,557	1,549,466

		6,513,056

Construction Materials—0.1%
Boral, Ltd. (b)	53,678	246,904
CRH plc	51,099	1,062,015
Fletcher Building, Ltd.	48,321	338,121
HeidelbergCement AG	9,951	602,859
Holcim, Ltd. (a)	16,202	1,193,326
Imerys S.A.	2,387	154,883
James Hardie Industries SE	30,939	299,311
Lafarge S.A.	13,212	846,600
Taiheiyo Cement Corp.	78,000	214,636
Vulcan Materials Co.	6,920	360,186

		5,318,841

Consumer Finance—0.2%
Acom Co., Ltd. (a) (b)	6,100	175,453
Aeon Credit Service Co., Ltd. (b)	4,605	92,976
American Express Co.	52,860	3,038,393
Capital One Financial Corp.	31,165	1,805,388
Credit Saison Co., Ltd.	11,215	280,450
Discover Financial Services	27,545	1,061,860
SLM Corp.	25,135	430,562

		6,885,082

Containers & Packaging—0.1%
Amcor, Ltd.	85,387	722,021
Ball Corp.	8,240	368,740
Bemis Co., Inc.	5,460	182,692
Owens-Illinois, Inc. (a)	8,840	188,027
Rexam plc	62,075	436,209
Sealed Air Corp. (b)	9,335	163,456
Toyo Seikan Kaisha, Ltd.	10,796	145,435

		2,206,580

Distributors—0.0%
Genuine Parts Co.	8,315	528,668
Jardine Cycle & Carriage, Ltd. (b)	8,200	326,249
Li & Fung, Ltd.	412,300	742,864

		1,597,781

Diversified Consumer Services—0.0%
Apollo Group, Inc. - Class A (a)	5,315	111,190
Benesse Holdings, Inc.	4,854	201,190
H&R Block, Inc.	14,515	269,543

		581,923

Diversified Financial Services—0.8%
ASX, Ltd. (b)	12,393	404,317
Bank of America Corp.	577,928	6,703,965

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—(Continued)
Citigroup, Inc.	157,210	$6,219,228
CME Group, Inc.	16,425	832,912
Deutsche Boerse AG	13,657	833,568
Eurazeo	2,112	102,459
Exor S.p.A.	4,536	114,290
First Pacific Co., Ltd.	149,100	165,196
Groupe Bruxelles Lambert S.A.	5,709	450,065
Hong Kong Exchanges and Clearing, Ltd.	72,700	1,252,436
Industrivarden AB - C Shares	8,332	138,567
ING Groep N.V. (a)	271,033	2,591,805
IntercontinentalExchange, Inc. (a)	3,890	481,621
Investment AB Kinnevik - B Shares	14,554	304,110
Investor AB - B Shares	32,231	845,363
JPMorgan Chase & Co.	203,690	8,956,249
Leucadia National Corp. (b)	10,605	252,293
London Stock Exchange Group plc	12,470	217,818
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,127	177,498
Moody’s Corp. (b)	10,355	521,064
NASDAQ OMX Group, Inc. (The)	6,280	157,063
NYSE Euronext	13,190	416,013
ORIX Corp. (b)	7,415	836,700
Pargesa Holding S.A.	1,913	132,382
Pohjola Bank plc - A Shares	9,806	146,433
Singapore Exchange, Ltd.	60,600	351,322
Wendel S.A.	2,326	240,804

		33,845,541

Diversified Telecommunication Services—1.0%
AT&T, Inc. (c)	309,325	10,427,346
Belgacom S.A.	10,764	317,285
Bezeq The Israeli Telecommunication Corp., Ltd.	134,633	155,477
BT Group plc	552,349	2,082,077
CenturyLink, Inc.	33,320	1,303,478
Deutsche Telekom AG	198,760	2,258,159
Elisa Oyj	10,031	224,154
France Telecom S.A.	131,208	1,469,346
Frontier Communications Corp. (b)	53,485	228,916
HKT Trust/HKT, Ltd.	159,000	156,022
Iliad S.A.	1,756	302,269
Inmarsat plc	31,716	306,159
Koninklijke KPN N.V.	70,908	350,655
Nippon Telegraph & Telephone Corp.	30,914	1,298,580
PCCW, Ltd.	282,700	124,885
Portugal Telecom SGPS S.A. (b)	44,407	222,136
Singapore Telecommunications, Ltd.	563,400	1,527,763
Swisscom AG	1,650	711,632
TDC A.S.	35,027	248,226
Tele2 AB - B Shares	22,489	407,867
Telecom Corp. of New Zealand, Ltd.	134,048	253,503
Telecom Italia S.p.A.	664,577	600,725
Telecom Italia S.p.A. - Risparmio Shares	426,417	337,425
Telefonica S.A.	290,066	3,938,729
Telekom Austria AG	15,674	118,610
Telenet Group Holding N.V.	4,016	186,599
Telenor ASA	49,947	1,014,758

Diversified Telecommunication Services—(Continued)
TeliaSonera AB	153,202	$1,043,536
Telstra Corp., Ltd.	308,172	1,403,879
Verizon Communications, Inc. (c)	152,820	6,612,521
Vivendi S.A.	91,201	2,053,816
Windstream Corp. (b)	31,470	260,572
Ziggo N.V.	8,179	264,337

		42,211,442

Electric Utilities—0.6%
Acciona S.A.	2,741	207,856
American Electric Power Co., Inc.	26,010	1,110,107
Cheung Kong Infrastructure Holdings, Ltd.	34,400	211,320
Chubu Electric Power Co., Inc.	45,637	608,948
Chugoku Electric Power Co., Inc. (The)	21,034	329,853
CLP Holdings, Ltd.	127,982	1,077,185
Contact Energy, Ltd. (a)	26,036	112,377
Duke Energy Corp.	37,775	2,410,045
Edison International	17,475	789,695
EDP - Energias de Portugal S.A.	135,051	405,948
Electricite de France S.A.	17,008	318,769
Enel S.p.A.	465,777	1,937,811
Entergy Corp.	9,495	605,306
Exelon Corp.	45,784	1,361,616
FirstEnergy Corp.	22,425	936,468
Fortum Oyj	31,431	591,076
Hokkaido Electric Power Co., Inc.	12,997	157,824
Hokuriku Electric Power Co.	11,911	140,823
Iberdrola S.A.	274,722	1,531,956
Kansai Electric Power Co., Inc. (The)	53,133	558,255
Kyushu Electric Power Co., Inc.	30,197	344,710
NextEra Energy, Inc.	22,675	1,568,883
Northeast Utilities	16,805	656,739
Pepco Holdings, Inc.	12,270	240,615
Pinnacle West Capital Corp.	5,910	301,292
Power Assets Holdings, Ltd.	98,400	844,572
PPL Corp. (b)	31,105	890,536
Red Electrica Corp. S.A. (b)	7,658	378,363
Shikoku Electric Power Co., Inc. (b)	11,852	189,018
Southern Co. (The)	46,905	2,008,003
SP AusNet (b)	191,966	220,478
SSE plc	66,850	1,544,976
Terna Rete Elettrica Nazionale S.p.A.	92,449	370,239
Tohoku Electric Power Co., Inc. (a)	32,038	298,146
Tokyo Electric Power Co., Inc. (a) (b)	102,285	245,156
Verbund AG	4,819	119,346
Xcel Energy, Inc.	26,110	697,398

		26,321,708

Electrical Equipment—0.4%
ABB, Ltd. (a)	155,606	3,230,988
Alstom S.A.	14,590	597,854
Eaton Corp. plc	24,798	1,344,052
Emerson Electric Co.	38,955	2,063,057
Fuji Electric Co., Ltd.	38,942	96,068
Furukawa Electric Co., Ltd. (a)	44,300	99,537
GS Yuasa Corp. (b)	25,000	100,626

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Legrand S.A.	16,775	$708,019
Mabuchi Motor Co., Ltd.	1,724	73,500
Mitsubishi Electric Corp.	136,739	1,163,846
Nidec Corp. (b)	7,765	454,057
Prysmian S.p.A.	14,415	291,646
Rockwell Automation, Inc.	7,575	636,224
Roper Industries, Inc.	5,250	585,270
Schneider Electric S.A.	36,902	2,752,282
Sumitomo Electric Industries, Ltd.	53,361	617,505
Ushio, Inc.	7,400	80,820

		14,895,351

Electronic Equipment, Instruments & Components—0.3%
Amphenol Corp. - Class A	8,595	556,096
Citizen Holdings Co., Ltd.	18,600	98,323
Corning, Inc.	79,840	1,007,581
FLIR Systems, Inc.	8,035	179,261
FUJIFILM Holdings Corp.	32,853	661,711
Hamamatsu Photonics KK (b)	5,034	181,612
Hexagon AB - B Shares	17,760	446,443
Hirose Electric Co., Ltd.	2,155	258,005
Hitachi High-Technologies Corp.	4,411	91,258
Hitachi, Ltd. (b)	328,158	1,931,251
Hoya Corp.	30,850	607,404
Ibiden Co., Ltd.	8,567	136,752
Jabil Circuit, Inc.	10,005	192,996
Keyence Corp.	3,288	907,458
Kyocera Corp.	10,899	988,334
Molex, Inc.	7,375	201,559
Murata Manufacturing Co., Ltd.	14,346	846,109
Nippon Electric Glass Co., Ltd.	26,602	151,149
Omron Corp.	14,466	346,866
Shimadzu Corp.	17,283	116,592
TDK Corp. (b)	8,725	317,276
TE Connectivity, Ltd.	22,940	851,533
Yaskawa Electric Corp.	15,000	144,668
Yokogawa Electric Corp.	14,243	154,942

		11,375,179

Energy Equipment & Services—0.5%
Aker Solutions ASA	11,634	239,405
AMEC plc	22,793	372,913
Baker Hughes, Inc.	23,585	963,211
Cameron International Corp. (a)	13,180	744,143
Cie Generale de Geophysique - Veritas (a)	12,064	363,592
Diamond Offshore Drilling, Inc.	3,685	250,433
Ensco plc - Class A (b)	12,470	739,222
FMC Technologies, Inc. (a)	12,730	545,226
Fugro N.V.	4,896	286,811
Halliburton Co.	49,690	1,723,746
Helmerich & Payne, Inc. (b)	5,605	313,936
Nabors Industries, Ltd. (a)	15,555	224,770
National Oilwell Varco, Inc.	22,875	1,563,506
Noble Corp.	13,485	469,548
Petrofac, Ltd.	18,356	497,316
Rowan Cos. plc - Class A (a)	6,620	207,007

Energy Equipment & Services—(Continued)
Saipem S.p.A.	18,736	$726,908
Schlumberger, Ltd. (c)	71,130	4,928,598
Seadrill, Ltd.	24,904	917,817
Subsea 7 S.A. (b)	19,915	476,307
Technip S.A.	7,069	813,848
Tenaris S.A. (b)	33,415	696,570
Transocean, Ltd.	24,803	1,108,235
WorleyParsons, Ltd. (b)	14,565	359,307

		19,532,375

Food & Staples Retailing—0.8%
Aeon Co., Ltd.	42,529	486,130
Carrefour S.A.	40,861	1,058,114
Casino Guichard Perrachon S.A.	3,915	376,600
Colruyt S.A.	5,367	266,478
Costco Wholesale Corp.	23,185	2,289,982
CVS Caremark Corp.	68,235	3,299,162
Delhaize Group S.A. (b)	7,210	288,798
Distribuidora Internacional de Alimentacion S.A.	43,264	277,999
FamilyMart Co., Ltd.	4,214	173,466
J Sainsbury plc	86,653	487,547
Jeronimo Martins SGPS S.A.	15,586	300,757
Kesko Oyj - B Shares	4,498	147,436
Koninklijke Ahold N.V.	74,006	983,000
Kroger Co. (The)	29,190	759,524
Lawson, Inc.	4,276	290,654
Metcash, Ltd. (b)	61,152	212,960
Metro AG	10,794	299,225
Olam International, Ltd. (b)	111,400	142,873
Safeway, Inc. (b)	12,800	231,552
Seven & I Holdings Co., Ltd.	53,331	1,500,998
Sysco Corp. (b)	31,365	993,016
TESCO plc	568,921	3,125,264
Wal-Mart Stores, Inc. (c)	90,124	6,149,161
Walgreen Co.	45,895	1,698,574
Wesfarmers, Ltd.	71,222	2,748,337
Whole Foods Market, Inc.	9,180	838,409
WM Morrison Supermarkets plc	165,471	707,744
Woolworths, Ltd.	87,081	2,661,551

		32,795,311

Food Products—1.0%
Ajinomoto Co., Inc.	46,281	612,349
Archer-Daniels-Midland Co.	35,245	965,361
Aryzta AG (a)	4,645	238,326
Associated British Foods plc	25,209	641,669
Barry Callebaut AG (a)	129	124,566
Calbee, Inc. (b)	600	42,233
Campbell Soup Co. (b)	9,600	334,944
ConAgra Foods, Inc.	21,770	642,215
Danone S.A.	40,961	2,706,278
DE Master Blenders 1753 N.V. (a)	41,862	486,940
Dean Foods Co. (a)	9,900	163,449
General Mills, Inc.	34,740	1,403,843
Golden Agri-Resources, Ltd. (b)	471,600	253,880

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
H.J. Heinz Co. (b)	17,175	$990,654
Hershey Co. (The)	8,135	587,510
Hormel Foods Corp. (b)	7,175	223,932
J.M. Smucker Co. (The) (b)	5,915	510,110
Kellogg Co.	13,185	736,382
Kerry Group plc	4,457	236,582
Kerry Group plc - Class A	6,107	322,076
Kikkoman Corp.	12,100	172,849
Kraft Foods Group, Inc.	31,713	1,441,990
Lindt & Spruengli AG (a)	72	510,636
McCormick & Co., Inc. (b)	7,070	449,157
Mead Johnson Nutrition Co.	10,960	722,154
MEIJI Holdings Co., Ltd.	4,318	187,155
Mondelez International, Inc. - Class A	95,140	2,423,216
Nestle S.A.	233,514	15,219,068
Nippon Meat Packers, Inc.	12,715	175,050
Nisshin Seifun Group, Inc.	13,420	167,924
Nissin Foods Holdings Co., Ltd.	4,234	160,545
Suedzucker AG	4,690	191,908
Tate & Lyle plc	32,970	408,838
Toyo Suisan Kaisha, Ltd.	6,477	172,614
Tyson Foods, Inc. - Class A	15,510	300,894
Unilever N.V.	115,270	4,349,571
Unilever plc	90,820	3,447,329
Wilmar International, Ltd. (b)	135,339	374,052
Yakult Honsha Co., Ltd. (b)	6,892	301,997
Yamazaki Baking Co., Ltd.	7,748	86,289

		43,486,535

Gas Utilities—0.1%
AGL Resources, Inc.	6,260	250,212
APA Group (b)	45,605	263,245
Enagas S.A.	12,670	271,126
Gas Natural SDG S.A.	24,561	449,120
Hong Kong & China Gas Co., Ltd.	368,380	1,010,316
ONEOK, Inc.	11,020	471,105
Osaka Gas Co., Ltd.	132,489	481,232
Snam S.p.A.	119,645	556,357
Toho Gas Co., Ltd.	29,048	155,928
Tokyo Gas Co., Ltd.	174,460	797,624

		4,706,265

Health Care Equipment & Supplies—0.4%
Baxter International, Inc.	29,360	1,957,138
Becton Dickinson & Co.	10,720	838,197
Boston Scientific Corp. (a)	76,020	435,595
C.R. Bard, Inc.	4,245	414,906
CareFusion Corp. (a)	11,870	339,245
Cie Generale d’Optique Essilor International S.A.	14,228	1,442,583
Cochlear, Ltd. (b)	4,029	333,316
Coloplast A.S. - Class B	8,060	395,024
Covidien plc	25,765	1,487,671
DENTSPLY International, Inc. (b)	7,575	300,046
Edwards Lifesciences Corp. (a)	6,210	559,956
Elekta AB - B Shares	25,966	409,476

Health Care Equipment & Supplies—(Continued)
Getinge AB - B Shares	14,163	$479,787
Intuitive Surgical, Inc. (a)	2,210	1,083,718
Medtronic, Inc.	54,725	2,244,819
Olympus Corp. (a) (b)	15,406	299,018
Smith & Nephew plc	63,449	702,166
Sonova Holding AG (a)	3,477	385,207
St. Jude Medical, Inc.	16,775	606,248
Stryker Corp.	15,530	851,355
Sysmex Corp.	5,128	234,945
Terumo Corp.	10,798	429,040
Varian Medical Systems, Inc. (a) (b)	5,915	415,470
William Demant Holding A.S. (a) (b)	1,858	159,458
Zimmer Holdings, Inc. (b)	9,405	626,937

		17,431,321

Health Care Providers & Services—0.4%
Aetna, Inc.	17,855	826,686
Alfresa Holdings Corp.	3,004	117,393
AmerisourceBergen Corp. (b)	13,445	580,555
Cardinal Health, Inc.	18,240	751,123
Celesio AG	6,019	103,657
Cigna Corp.	15,445	825,690
Coventry Health Care, Inc.	7,180	321,879
DaVita, Inc. (a)	4,550	502,911
Express Scripts Holding Co. (a)	43,484	2,348,136
Extendicare Inc/US (b)	7,400	56,912
Fresenius Medical Care AG & Co. KGaA	14,874	1,027,677
Fresenius SE & Co. KGaA	8,770	1,009,366
Humana, Inc.	8,690	596,395
Laboratory Corp. of America Holdings (a)	5,205	450,857
McKesson Corp.	12,685	1,229,938
Medipal Holdings Corp.	10,387	114,447
Miraca Holdings, Inc.	3,943	158,763
Patterson Cos., Inc.	4,550	155,747
Quest Diagnostics, Inc.	8,535	497,334
Ramsay Health Care, Ltd.	9,295	264,074
Sonic Healthcare, Ltd.	26,283	367,015
Suzuken Co., Ltd.	5,065	142,734
Tenet Healthcare Corp. (a)	5,577	181,085
UnitedHealth Group, Inc.	55,390	3,004,354
WellPoint, Inc.	17,450	1,063,054

		16,697,782

Health Care Technology—0.0%
Cerner Corp. (a)	7,780	604,039
M3, Inc.	40	63,585

		667,624

Hotels, Restaurants & Leisure—0.5%
Accor S.A.	10,453	374,955
Carnival Corp.	23,980	881,745
Carnival plc	12,822	495,655
Chipotle Mexican Grill, Inc. (a) (b)	1,715	510,144
Compass Group plc	132,888	1,571,634
Crown, Ltd.	28,348	315,792

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Darden Restaurants, Inc.	6,875	$309,856
Echo Entertainment Group, Ltd.	52,580	189,593
Flight Centre, Ltd. (b)	3,927	111,366
Galaxy Entertainment Group, Ltd. (a)	103,671	412,847
Genting Singapore plc (b)	431,000	493,164
InterContinental Hotels Group plc	19,245	541,202
International Game Technology	14,310	202,773
Marriott International, Inc. - Class A	13,455	501,468
McDonald’s Corp.	54,060	4,768,632
McDonald’s Holdings Co. Japan, Ltd. (b)	4,777	126,009
MGM China Holdings, Ltd.	163,200	298,654
OPAP S.A.	15,801	113,185
Oriental Land Co., Ltd.	3,560	430,186
Sands China, Ltd.	170,835	766,358
Shangri-La Asia, Ltd.	109,200	220,038
SJM Holdings, Ltd.	137,256	322,998
Sky City Entertainment Group, Ltd.	40,826	128,191
Sodexo	6,672	559,084
Starbucks Corp.	40,700	2,182,334
Starwood Hotels & Resorts Worldwide, Inc.	10,505	602,567
TABCORP. Holdings, Ltd.	51,664	165,110
Tatts Group, Ltd.	96,442	303,657
TUI Travel plc	31,645	147,267
Whitbread plc	12,592	502,000
Wyndham Worldwide Corp.	7,645	406,790
Wynn Macau, Ltd. (a)	110,078	303,367
Wynn Resorts, Ltd.	4,240	476,958
Yum! Brands, Inc.	24,500	1,626,800

		21,362,379

Household Durables—0.1%
Casio Computer Co., Ltd. (b)	15,800	138,553
DR Horton, Inc. (b)	14,850	293,733
Electrolux AB - Series B	17,023	447,086
Garmin, Ltd. (b)	5,900	240,838
Harman International Industries, Inc. (b)	3,590	160,258
Husqvarna AB - B Shares	28,567	173,166
Leggett & Platt, Inc. (b)	7,480	203,606
Lennar Corp. - Class A (b)	8,735	337,782
Newell Rubbermaid, Inc.	15,455	344,183
Panasonic Corp. (b)	156,228	949,243
PulteGroup, Inc. (a)	18,080	328,333
Rinnai Corp.	2,375	161,359
Sekisui Chemical Co., Ltd.	29,915	259,068
Sekisui House, Ltd.	38,549	421,959
Sharp Corp. (b)	70,178	246,105
Sony Corp.	71,075	795,291
Whirlpool Corp.	4,190	426,332

		5,926,895

Household Products—0.5%
Clorox Co. (The) (b)	6,975	510,710
Colgate-Palmolive Co.	23,965	2,505,301
Henkel AG & Co. KGaA	9,192	629,569
Kimberly-Clark Corp.	21,215	1,791,182

Household Products—(Continued)
Procter & Gamble Co. (The) (c)	147,755	$10,031,087
Reckitt Benckiser Group plc	46,040	2,884,117
Svenska Cellulosa AB - B Shares	40,968	896,817
Unicharm Corp. (b)	8,061	419,627

		19,668,410

Independent Power Producers & Energy Traders—0.0%
AES Corp. (The)	33,205	355,293
Electric Power Development Co., Ltd.	8,270	196,044
Enel Green Power S.p.A.	123,832	231,595
NRG Energy, Inc.	12,135	278,984

		1,061,916

Industrial Conglomerates—0.7%
3M Co.	34,135	3,169,435
Danaher Corp.	31,290	1,749,111
Delek Group, Ltd.	323	76,094
Fraser and Neave, Ltd.	66,000	525,309
General Electric Co. (c)	566,205	11,884,643
Hopewell Holdings, Ltd.	40,000	172,957
Hutchison Whampoa, Ltd.	150,600	1,597,610
Keppel Corp., Ltd.	102,000	926,821
Koninklijke Philips Electronics N.V.	73,557	1,973,410
NWS Holdings, Ltd.	100,500	171,536
Orkla A.S.A	54,607	478,073
Sembcorp Industries, Ltd.	69,600	303,263
Siemens AG	58,222	6,328,127
Smiths Group plc	27,785	546,897

		29,903,286

Insurance—1.6%
ACE, Ltd.	18,230	1,454,754
Admiral Group plc	14,400	275,744
Aegon N.V.	121,617	775,042
Aflac, Inc.	25,055	1,330,922
Ageas	16,527	493,095
AIA Group, Ltd.	724,373	2,886,945
Allianz SE	32,218	4,463,375
Allstate Corp. (The)	25,935	1,041,809
American International Group, Inc. (a)	79,595	2,809,703
AMP, Ltd.	204,850	1,041,235
Aon plc	17,330	963,548
Assicurazioni Generali S.p.A.	82,625	1,507,139
Assurant, Inc.	4,355	151,118
Aviva plc	206,476	1,246,454
AXA S.A.	125,105	2,262,894
Baloise Holding AG	3,362	293,398
Berkshire Hathaway, Inc. - Class B (a) (c)	98,330	8,820,201
Chubb Corp. (The)	14,310	1,077,829
Cincinnati Financial Corp. (b)	7,840	307,014
CNP Assurances	10,511	160,107
Dai-ichi Life Insurance Co., Ltd. (The)	602	847,041
Delta Lloyd N.V.	9,811	163,279
Genworth Financial, Inc. - Class A (a)	26,315	197,626
Gjensidige Forsikring ASA	14,153	203,682

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Hannover Rueckversicherung AG	4,642	$361,308
Hartford Financial Services Group, Inc.	23,290	522,628
Insurance Australia Group, Ltd.	147,116	723,506
Legal & General Group plc	415,638	1,003,440
Lincoln National Corp. (b)	14,920	386,428
Loews Corp.	16,770	683,377
Mapfre S.A. (b)	54,478	168,145
Marsh & McLennan Cos., Inc.	29,140	1,004,456
MetLife, Inc. (d)	56,965	1,876,427
MS&AD Insurance Group Holdings	35,839	716,009
Muenchener Rueckversicherungs AG	12,691	2,278,588
NKSJ Holdings, Inc.	26,766	570,031
Old Mutual plc	344,394	1,022,953
Principal Financial Group, Inc. (b)	14,875	424,235
Progressive Corp. (The) (b)	30,055	634,160
Prudential Financial, Inc.	25,010	1,333,783
Prudential plc	180,565	2,519,474
QBE Insurance Group, Ltd.	83,618	957,058
Resolution, Ltd.	98,477	393,109
RSA Insurance Group plc	251,303	507,208
Sampo Oyj - A Shares	29,657	959,000
SCOR SE	11,552	311,493
Sony Financial Holdings, Inc.	12,313	221,488
Standard Life plc	166,836	891,126
Suncorp Group, Ltd.	91,042	967,954
Swiss Life Holding AG	2,157	287,881
Swiss Re AG	24,921	1,818,841
T&D Holdings, Inc.	41,002	499,734
Tokio Marine Holdings, Inc.	51,279	1,429,761
Torchmark Corp.	5,060	261,450
Travelers Cos., Inc. (The)	20,680	1,485,238
Tryg A.S.	1,736	131,253
Unum Group	15,015	312,612
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,718	145,805
XL Group plc	16,315	408,854
Zurich Financial Services AG (a)	10,428	2,788,360

		65,781,127

Internet & Catalog Retail—0.2%
Amazon.com, Inc. (a)	19,470	4,889,696
Expedia, Inc.	5,065	311,244
Netflix, Inc. (a) (b)	2,943	273,052
priceline.com, Inc. (a)	2,745	1,705,194
Rakuten, Inc. (a)	51,369	400,611
TripAdvisor, Inc. (a)	5,865	246,095

		7,825,892

Internet Software & Services—0.4%
Akamai Technologies, Inc. (a)	9,500	388,645
Dena Co., Ltd. (b)	7,471	245,653
eBay, Inc. (a)	62,215	3,174,209
Google, Inc. - Class A (a) (c)	14,205	10,076,601
Gree, Inc. (b)	6,595	102,252
United Internet AG	6,847	147,792
VeriSign, Inc. (a) (b)	8,345	323,953

Internet Software & Services—(Continued)
Yahoo Japan Corp. (b)	1,030	$333,379
Yahoo!, Inc. (a)	55,855	1,111,515

		15,903,999

IT Services—0.7%
Accenture plc - Class A	34,085	2,266,652
Amadeus IT Holding S.A. - A Shares (b)	22,171	556,365
Atos S.A.	3,844	273,906
Automatic Data Processing, Inc.	25,965	1,480,265
Cap Gemini S.A.	10,472	456,368
Cognizant Technology Solutions Corp. - Class A (a)	16,015	1,185,911
Computer Sciences Corp.	8,235	329,812
Computershare, Ltd.	31,456	296,204
Fidelity National Information Services, Inc.	13,395	466,280
Fiserv, Inc. (a)	7,280	575,338
International Business Machines Corp. (c)	57,655	11,043,815
Itochu Techno-Solutions Corp.	1,800	74,175
MasterCard, Inc. - Class A	5,800	2,849,424
Nomura Research Institute, Ltd.	7,230	149,662
NTT Data Corp.	90	281,393
Otsuka Corp.	1,160	87,766
Paychex, Inc. (b)	17,275	537,944
SAIC, Inc. (b)	15,160	171,611
Teradata Corp. (a)	9,040	559,486
Total System Services, Inc.	8,635	184,962
Visa, Inc. - Class A	28,010	4,245,756
Western Union Co. (The)	32,250	438,923

		28,512,018

Leisure Equipment & Products—0.1%
Hasbro, Inc. (b)	6,175	221,682
Mattel, Inc.	18,235	667,766
Namco Bandai Holdings, Inc.	12,610	163,540
Nikon Corp.	24,155	713,141
Sankyo Co., Ltd.	3,504	138,653
Sega Sammy Holdings, Inc.	14,148	238,956
Shimano, Inc.	5,341	340,555
Yamaha Corp. (b)	11,200	118,618

		2,602,911

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	18,635	762,917
Life Technologies Corp. (a)	9,395	461,107
Lonza Group AG (a)	3,745	202,558
PerkinElmer, Inc.	6,060	192,344
QIAGEN N.V. (a)	18,010	326,640
Thermo Fisher Scientific, Inc.	19,560	1,247,537
Waters Corp. (a)	4,750	413,820

		3,606,923

Machinery—0.9%
Alfa Laval AB	23,745	497,713
Amada Co., Ltd.	24,986	162,579
Andritz AG	5,152	331,007
Atlas Copco AB - A Shares	47,518	1,315,446

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Atlas Copco AB - B Shares	27,613	$677,458
Caterpillar, Inc.	35,045	3,139,331
Cummins, Inc.	9,555	1,035,284
Deere & Co.	20,975	1,812,659
Dover Corp.	9,800	643,958
FANUC Corp.	13,610	2,530,968
Fiat Industrial S.p.A.	60,558	663,987
Flowserve Corp.	2,780	408,104
GEA Group AG	12,357	399,116
Hino Motors, Ltd.	18,133	162,604
Hitachi Construction Machinery Co., Ltd. (b)	7,658	160,759
IHI Corp.	92,748	238,399
Illinois Tool Works, Inc.	23,170	1,408,968
IMI plc	22,721	404,111
Ingersoll-Rand plc	15,375	737,385
Invensys plc	57,511	312,460
Japan Steel Works, Ltd. (The)	22,374	144,943
Joy Global, Inc.	5,705	363,865
JTEKT Corp.	15,717	149,887
Kawasaki Heavy Industries, Ltd.	99,697	270,934
Komatsu, Ltd.	66,087	1,691,131
Kone Oyj - Class B	11,018	815,856
Kubota Corp.	77,359	888,501
Kurita Water Industries, Ltd. (b)	8,024	176,295
Makita Corp.	7,990	371,634
MAN SE	3,917	418,841
Melrose Industries plc	85,147	317,215
Metso Oyj	9,043	393,938
Mitsubishi Heavy Industries, Ltd.	215,000	1,039,698
Nabtesco Corp. (b)	7,740	171,283
NGK Insulators, Ltd.	18,922	222,530
NSK, Ltd.	31,284	222,939
PACCAR, Inc.	18,895	854,243
Pall Corp.	6,210	374,215
Parker Hannifin Corp.	8,035	683,457
Pentair, Ltd.	11,273	554,068
Sandvik AB	71,010	1,141,310
Scania AB - B Shares	22,644	470,952
Schindler Holding AG	4,964	712,877
Sembcorp Marine, Ltd. (b)	58,700	223,473
SKF AB - B Shares	27,737	701,872
SMC Corp.	3,813	691,729
Snap-on, Inc.	3,080	243,289
Stanley Black & Decker, Inc. (b)	9,040	668,689
Sulzer AG	1,698	269,096
Sumitomo Heavy Industries, Ltd.	38,676	184,723
THK Co., Ltd.	8,552	153,677
Vallourec S.A. (b)	7,304	381,169
Volvo AB - B Shares	98,479	1,357,995
Wartsila Oyj Abp	11,864	524,738
Weir Group plc (The) (b)	15,037	466,740
Xylem, Inc.	9,900	268,290
Yangzijiang Shipbuilding Holdings, Ltd. (b)	135,690	107,500
Zardoya Otis S.A.	10,904	157,164

		35,893,052

Marine—0.0%
AP Moeller - Maersk A.S. - Class A	39	$277,731
AP Moeller - Maersk A.S. - Class B	94	719,518
Kuehne & Nagel International AG	3,822	465,140
Mitsui OSK Lines, Ltd.	75,913	226,221
Nippon Yusen KK (b)	113,984	268,259
Orient Overseas International, Ltd.	15,500	102,159

		2,059,028

Media—0.8%
Axel Springer AG	2,801	119,541
British Sky Broadcasting Group plc	77,419	967,110
Cablevision Systems Corp. - Class A (b)	11,525	172,184
CBS Corp. - Class B	31,910	1,214,176
Comcast Corp. - Class A	143,440	5,361,787
Dentsu, Inc.	12,787	343,481
DIRECTV (a)	33,675	1,689,138
Discovery Communications, Inc. - Class A (a) (b)	13,250	841,110
Eutelsat Communications S.A.	9,346	310,322
Gannett Co., Inc.	12,330	222,063
Hakuhodo DY Holdings, Inc.	1,654	107,064
Interpublic Group of Cos., Inc. (The)	23,415	258,033
ITV plc	261,626	448,827
JCDecaux S.A.	5,814	140,315
Jupiter Telecommunications Co., Ltd.	148	183,839
Kabel Deutschland Holding AG	6,264	468,411
Lagardere SCA	8,352	283,590
McGraw-Hill Cos., Inc. (The)	15,015	820,870
News Corp. - Class A	109,125	2,787,053
Omnicom Group, Inc. (b)	14,255	712,180
Pearson plc	57,741	1,128,799
Publicis Groupe S.A. (b)	12,538	751,224
Reed Elsevier N.V.	48,679	721,227
Reed Elsevier plc	86,157	904,640
Scripps Networks Interactive, Inc. - Class A	4,650	269,328
SES S.A.	21,501	621,999
Singapore Press Holdings, Ltd. (b)	114,000	377,170
Time Warner Cable, Inc.	16,435	1,597,318
Time Warner, Inc.	50,885	2,433,830
Toho Co., Ltd.	8,094	142,551
Viacom, Inc. - Class B	25,420	1,340,651
Walt Disney Co. (The)	96,270	4,793,283
Washington Post Co. (The) - Class B (b)	253	92,398
Wolters Kluwer N.V.	21,363	441,743
WPP plc	89,181	1,296,448

		34,363,703

Metals & Mining—1.1%
Alcoa, Inc. (b)	57,170	496,236
Allegheny Technologies, Inc.	5,705	173,204
Alumina, Ltd. (b)	198,460	191,907
Anglo American plc	98,365	3,139,961
Antofagasta plc	27,905	620,073
ArcelorMittal	66,272	1,147,238
BHP Billiton plc	149,454	5,251,739
BHP Billiton, Ltd.	228,170	8,910,746

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Boliden AB	19,354	$367,864
Cliffs Natural Resources, Inc. (b)	7,625	294,020
Daido Steel Co., Ltd.	20,068	100,731
Eurasian Natural Resources Corp. plc	18,225	87,681
Evraz plc	23,704	104,626
Fortescue Metals Group, Ltd. (b)	99,152	491,926
Freeport-McMoRan Copper & Gold, Inc.	50,860	1,739,412
Fresnillo plc	12,688	393,694
Glencore International plc (b)	269,424	1,570,121
Hitachi Metals, Ltd.	11,465	96,954
Iluka Resources, Ltd. (b)	29,628	287,117
JFE Holdings, Inc.	34,861	657,227
Kazakhmys plc	14,824	194,932
Kobe Steel, Ltd. (a) (b)	175,670	224,312
Maruichi Steel Tube, Ltd.	3,400	77,860
Mitsubishi Materials Corp.	78,804	268,607
Newcrest Mining, Ltd.	54,133	1,263,841
Newmont Mining Corp.	26,565	1,233,679
Nippon Steel Sumitomo Metal Corp.	537,089	1,321,124
Norsk Hydro ASA	65,882	335,626
Nucor Corp. (b)	16,970	732,765
OZ Minerals, Ltd.	21,818	155,353
Randgold Resources, Ltd.	6,172	608,287
Rio Tinto plc	94,851	5,527,200
Rio Tinto, Ltd.	30,835	2,146,236
Salzgitter AG	3,306	172,277
Sims Metal Management, Ltd.	11,611	113,203
Sumitomo Metal Mining Co., Ltd.	37,516	529,405
ThyssenKrupp AG	27,305	641,565
Titanium Metals Corp.	3,900	64,389
Umicore S.A.	8,067	444,822
United States Steel Corp. (b)	7,675	183,202
Vedanta Resources plc (b)	7,524	147,054
Voestalpine AG	7,776	285,936
Xstrata plc	148,733	2,645,375
Yamato Kogyo Co., Ltd. (b)	3,000	87,814

		45,527,341

Multi-Utilities—0.5%
AGL Energy, Ltd.	38,356	615,948
Ameren Corp.	12,930	397,210
CenterPoint Energy, Inc.	22,830	439,477
Centrica plc	366,839	1,992,814
CMS Energy Corp.	14,185	345,830
Consolidated Edison, Inc.	15,705	872,256
Dominion Resources, Inc.	30,760	1,593,368
DTE Energy Co.	9,240	554,862
E.ON SE	127,435	2,373,169
GDF Suez	90,356	1,861,687
Integrys Energy Group, Inc. (b)	4,190	218,802
National Grid plc	252,581	2,893,171
NiSource, Inc.	15,250	379,572
PG&E Corp.	22,865	918,716
Public Service Enterprise Group, Inc.	27,070	828,342
RWE AG	34,630	1,429,621
SCANA Corp. (b)	7,010	319,936

Multi-Utilities—(Continued)
Sempra Energy	12,080	$856,955
Suez Environnement Co.	19,858	239,443
TECO Energy, Inc. (b)	10,865	182,097
Veolia Environnement S.A.	23,902	291,362
Wisconsin Energy Corp.	12,325	454,176

		20,058,814

Multiline Retail—0.2%
Big Lots, Inc. (a) (b)	3,190	90,787
Dollar General Corp. (a) (b)	14,340	632,251
Dollar Tree, Inc. (a)	12,340	500,510
Don Quijote Co., Ltd.	3,960	145,073
Family Dollar Stores, Inc. (b)	5,240	332,268
Harvey Norman Holdings, Ltd. (b)	37,585	74,670
Isetan Mitsukoshi Holdings, Ltd.	25,197	245,244
J Front Retailing Co., Ltd.	33,915	186,986
J.C. Penney Co., Inc. (b)	7,575	149,303
Kohl’s Corp. (b)	11,585	497,923
Macy’s, Inc.	21,530	840,101
Marks & Spencer Group plc	113,706	708,923
Marui Group Co., Ltd.	15,800	126,427
Next plc	11,717	723,182
Nordstrom, Inc.	8,150	436,025
PPR	5,349	996,962
Takashimaya Co., Ltd. (b)	18,372	130,942
Target Corp.	35,140	2,079,234

		8,896,811

Office Electronics—0.1%
Brother Industries, Ltd. (b)	16,746	180,678
Canon, Inc. (b)	80,233	3,146,912
Konica Minolta Holdings, Inc.	33,753	243,173
Ricoh Co., Ltd. (b)	45,478	483,156
Xerox Corp.	70,100	478,082

		4,532,001

Oil, Gas & Consumable Fuels—2.8%
Anadarko Petroleum Corp.	26,765	1,988,907
Apache Corp.	20,955	1,644,968
BG Group plc	240,367	4,030,538
BP plc	1,346,362	9,328,621
Cabot Oil & Gas Corp.	11,210	557,585
Caltex Australia, Ltd.	9,553	192,531
Chesapeake Energy Corp. (b)	27,755	461,288
Chevron Corp. (c)	105,280	11,384,979
ConocoPhillips	65,120	3,776,309
CONSOL Energy, Inc. (b)	12,120	389,052
Cosmo Oil Co., Ltd. (b)	38,000	84,335
Denbury Resources, Inc. (a) (b)	20,965	339,633
Devon Energy Corp.	20,180	1,050,167
ENI S.p.A.	181,069	4,466,889
EOG Resources, Inc.	14,545	1,756,891
EQT Corp.	7,980	470,660
Exxon Mobil Corp. (c)	247,558	21,426,145
Galp Energia, SGPS, S.A.	19,115	296,952

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Hess Corp.	15,910	$842,594
Idemitsu Kosan Co., Ltd.	1,600	139,353
Inpex Corp.	156	832,549
Japan Petroleum Exploration Co.	2,100	73,391
JX Holdings, Inc.	159,024	895,660
Kinder Morgan, Inc.	30,520	1,078,272
Lundin Petroleum AB (a)	15,747	363,346
Marathon Oil Corp.	37,730	1,156,802
Marathon Petroleum Corp.	18,165	1,144,395
Murphy Oil Corp. (b)	9,855	586,865
Neste Oil Oyj (b)	9,072	118,284
Newfield Exploration Co. (a)	7,170	192,013
Noble Energy, Inc.	9,595	976,195
Occidental Petroleum Corp.	43,435	3,327,555
OMV AG	10,422	378,444
Origin Energy, Ltd.	77,096	943,477
Peabody Energy Corp.	14,345	381,720
Phillips 66	33,560	1,782,036
Pioneer Natural Resources Co.	6,615	705,093
QEP Resources, Inc.	9,495	287,414
Range Resources Corp. (b)	8,735	548,820
Repsol S.A.	57,778	1,186,567
Royal Dutch Shell plc - A Shares	261,539	9,241,357
Royal Dutch Shell plc - B Shares	187,105	6,622,084
Santos, Ltd.	67,573	791,383
Showa Shell Sekiyu KK	13,300	75,517
Southwestern Energy Co. (a)	18,635	622,595
Spectra Energy Corp.	34,950	956,931
Statoil ASA	78,972	1,981,730
Tesoro Corp.	7,475	329,274
TonenGeneral Sekiyu KK (b)	20,075	172,985
Total S.A.	150,538	7,791,477
Tullow Oil plc	64,148	1,306,333
Valero Energy Corp.	29,555	1,008,417
Whitehaven Coal, Ltd. (b)	32,262	119,297
Williams Cos., Inc. (The)	33,565	1,098,918
Woodside Petroleum, Ltd.	46,641	1,662,258
WPX Energy, Inc. (a)	10,655	158,546

		115,526,397

Paper & Forest Products—0.1%
International Paper Co.	23,385	931,658
MeadWestvaco Corp.	9,240	294,479
Nippon Paper Group, Inc. (b)	6,972	96,919
Oji Holdings Corp. (b)	56,372	194,673
Stora Enso Oyj - R Shares	39,000	275,841
UPM-Kymmene Oyj	37,207	442,152

		2,235,722

Personal Products—0.1%
Avon Products, Inc.	23,130	332,147
Beiersdorf AG	7,133	582,836
Estee Lauder Cos., Inc. (The) - Class A	12,920	773,391
Kao Corp.	37,324	972,455
L’Oreal S.A.	17,068	2,384,232
Shiseido Co., Ltd. (b)	25,509	358,720

		5,403,781

Pharmaceuticals—2.6%
Abbott Laboratories	84,130	$5,510,515
Allergan, Inc.	16,465	1,510,334
Astellas Pharma, Inc.	31,524	1,416,099
AstraZeneca plc	89,401	4,226,466
Bayer AG	58,517	5,556,922
Bristol-Myers Squibb Co.	90,015	2,933,589
Chugai Pharmaceutical Co., Ltd.	15,874	304,226
Daiichi Sankyo Co., Ltd.	47,699	731,679
Dainippon Sumitomo Pharma Co., Ltd. (b)	11,300	135,756
Eisai Co., Ltd.	17,880	746,566
Elan Corp. plc (a)	23,382	241,476
Elan Corp. plc (a)	20,567	212,510
Eli Lilly & Co.	54,750	2,700,270
Forest Laboratories, Inc. (a)	12,455	439,911
GlaxoSmithKline plc	354,953	7,706,592
Hisamitsu Pharmaceutical Co., Inc. (b)	4,425	219,404
Hospira, Inc. (a) (b)	8,840	276,162
Johnson & Johnson (c)	147,870	10,365,687
Kyowa Hakko Kirin Co., Ltd.	18,167	179,409
Merck & Co., Inc. (c)	163,305	6,685,707
Merck KGaA	4,573	603,352
Mitsubishi Tanabe Pharma Corp.	15,801	206,020
Mylan, Inc. (a)	21,685	595,904
Novartis AG	162,771	10,305,278
Novo Nordisk A.S. - Class B	28,819	4,706,714
Ono Pharmaceutical Co., Ltd.	5,834	297,713
Orion Oyj - Class B	6,833	200,833
Otsuka Holdings Co., Ltd.	25,658	720,345
Perrigo Co. (b)	4,710	489,981
Pfizer, Inc. (c)	400,545	10,045,669
Roche Holding AG	49,715	10,128,184
Sanofi	84,572	8,020,404
Santen Pharmaceutical Co., Ltd.	5,237	200,507
Shionogi & Co., Ltd.	21,198	353,111
Shire plc	39,806	1,222,561
Taisho Pharmaceutical Holdings Co., Ltd.	2,552	174,298
Takeda Pharmaceutical Co., Ltd.	55,950	2,500,384
Teva Pharmaceutical Industries, Ltd.	67,338	2,520,363
Tsumura & Co.	4,300	129,591
UCB S.A. (b)	7,786	447,921
Watson Pharmaceuticals, Inc. (a)	6,870	590,820

		106,559,233

Professional Services—0.1%
Adecco S.A. (a)	9,375	496,928
ALS, Ltd. (b)	23,883	271,480
Bureau Veritas S.A.	3,911	434,836
Capita Group plc (The)	46,271	572,955
Dun & Bradstreet Corp. (The) (b)	2,425	190,726
Equifax, Inc. (b)	6,415	347,180
Experian plc	71,399	1,153,612
Intertek Group plc	11,377	574,151
Randstad Holding N.V.	8,524	314,656
Robert Half International, Inc.	7,580	241,196
SGS S.A.	388	861,921

		5,459,641

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—2.2%
Acadia Realty Trust (b)	4,400	$110,352
Activia Properties, Inc.	19	118,910
Advance Residence Investment Corp.	50	102,283
Affine S.A.	350	5,822
Agree Realty Corp. (b)	1,000	26,790
Alexander’s, Inc. (b)	200	66,160
Alexandria Real Estate Equities, Inc.	5,550	384,726
Allied Properties Real Estate Investment Trust	5,250	174,173
Alstria Office REIT-AG	7,000	85,701
American Assets Trust, Inc. (b)	3,400	94,962
American Campus Communities, Inc.	9,100	419,783
American Realty Capital Trust, Inc. (b)	13,800	159,390
American Tower Corp.	21,165	1,635,420
ANF Immobilier	950	30,124
Apartment Investment & Management Co. - Class A (b)	20,365	551,077
Artis Real Estate Investment Trust	9,550	150,158
Ascendas Real Estate Investment Trust	329,200	644,936
Ashford Hospitality Trust, Inc. (b)	5,900	62,009
Associated Estates Realty Corp. (b)	4,300	69,316
AvalonBay Communities, Inc. (b)	15,245	2,067,070
Befimmo S.C.A. Sicafi	1,650	106,458
Beni Stabili S.p.A.	83,500	49,337
Big Yellow Group plc	11,350	65,216
BioMed Realty Trust, Inc. (b)	13,400	259,022
Boardwalk Real Estate Investment Trust	4,200	272,470
Boston Properties, Inc.	21,225	2,245,817
Brandywine Realty Trust (b)	12,400	151,156
BRE Properties, Inc. (b)	6,700	340,561
British Land Co. plc	136,908	1,272,803
BWP Trust	45,800	103,376
Calloway Real Estate Investment Trust	9,300	270,670
Camden Property Trust	7,300	497,933
Campus Crest Communities, Inc. (b)	3,350	41,071
Canadian Apartment Properties	8,850	221,539
Canadian Real Estate Investment Trust	5,900	257,187
CapitaCommercial Trust (b)	328,800	454,511
Capital Shopping Centres Group plc	96,595	543,490
CapitaMall Trust (b)	390,550	684,333
CapLease, Inc. (b)	5,750	32,028
CBL & Associates Properties, Inc. (b)	14,000	296,940
CDL Hospitality Trusts (b)	63,300	97,833
Cedar Realty Trust, Inc. (b)	6,250	33,000
Centro Retail Australia	300,102	710,521
CFS Retail Property Trust	325,153	651,508
Champion	247,300	118,899
Charter Hall Retail	28,650	112,348
Chartwell Seniors Housing Real Estate Investment Trust	14,800	161,733
Chesapeake Lodging Trust	3,450	72,036
Cofinimmo	1,350	159,853
Colonial Properties Trust	7,650	163,480
Cominar Real Estate Investment Trust	10,781	244,624
Commonwealth Property Office Fund (b)	207,650	222,004
CommonWealth REIT	7,250	114,840
Corio N.V.	10,848	493,510

Real Estate Investment Trusts—(Continued)
Corporate Office Properties Trust	7,000	$174,860
Cousins Properties, Inc. (b)	9,000	75,150
Crombie Real Estate Investment Trust	4,400	65,290
CubeSmart (b)	11,250	163,912
DCT Industrial Trust, Inc. (b)	23,250	150,893
DDR Corp. (b)	27,000	422,820
Derwent London plc	8,900	305,991
Dexus Property Group	747,346	792,416
DiamondRock Hospitality Co.	17,000	153,000
Digital Realty Trust, Inc. (b)	10,750	729,817
Douglas Emmett, Inc. (b)	9,100	212,030
Duke Realty Corp.	23,950	332,186
Dundee International Real Estate Investment Trust	5,950	65,380
Dundee Real Estate Investment Trust	8,400	316,087
DuPont Fabros Technology, Inc. (b)	5,500	132,880
EastGroup Properties, Inc. (b)	2,600	139,906
Education Realty Trust, Inc.	9,850	104,804
EPR Properties (b)	4,050	186,745
Equity Lifestyle Properties, Inc.	3,600	242,244
Equity One, Inc.	5,150	108,202
Equity Residential	44,410	2,516,715
Essex Property Trust, Inc. (b)	3,200	469,280
Eurobank Properties Real Estate Investment Co.	1,550	10,018
Eurocommercial Properties N.V.	3,550	141,655
Excel Trust, Inc.	3,850	48,780
Extra Space Storage, Inc.	9,550	347,524
Federal Realty Investment Trust	5,650	587,713
FelCor Lodging Trust, Inc. (a)	10,850	50,670
First Industrial Realty Trust, Inc. (a) (b)	8,550	120,384
First Potomac Realty Trust (b)	4,400	54,384
Fonciere Des Regions	4,344	364,067
Franklin Street Properties Corp. (b)	7,200	88,632
Gecina S.A.	3,153	351,907
General Growth Properties, Inc. (b)	40,900	811,865
Getty Realty Corp. (b)	2,150	38,829
Glimcher Realty Trust	12,350	136,962
Goodman Group	249,639	1,135,704
Government Properties Income Trust (b)	3,550	85,094
GPT Group	255,348	986,704
Granite Real Estate, Inc.	4,200	159,437
Great Portland Estates plc	30,000	239,678
H&R Real Estate Investment Trust	16,900	409,460
Hamborner REIT AG	3,000	29,685
Hammerson plc	112,136	903,495
Hansteen Holdings plc	55,700	74,556
HCP, Inc.	62,565	2,826,687
Health Care REIT, Inc.	34,895	2,138,715
Healthcare Realty Trust, Inc. (b)	7,600	182,476
Hersha Hospitality Trust (b)	17,250	86,250
Highwoods Properties, Inc. (b)	6,850	229,132
Home Properties, Inc. (b)	4,500	275,895
Hospitality Properties Trust	10,750	251,765
Host Hotels & Resorts, Inc. (b)	101,415	1,589,173
Hudson Pacific Properties, Inc.	3,050	64,233
ICADE	3,456	310,037

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Immobiliare Grande Distribuzione	11,150	$12,088
Inland Real Estate Corp.	7,700	64,526
InnVest Real Estate Investment Trust	8,100	33,631
Intervest Offices & Warehouses	600	16,025
Investa Office Fund	53,562	166,969
Investors Real Estate Trust (b)	8,000	69,840
Japan Prime Realty Investment Corp. (b)	98	282,745
Japan Real Estate Investment Corp.	87	853,363
Japan Retail Fund Investment Corp. (b)	278	509,930
Kenedix Realty Investment Corp.	38	132,111
Kilroy Realty Corp. (b)	6,500	307,905
Kimco Realty Corp. (b)	57,120	1,103,558
Kite Realty Group Trust (b)	6,750	37,733
Kiwi Income Property Trust	86,250	82,145
Klepierre	15,558	627,079
Land Securities Group plc	123,041	1,663,490
LaSalle Hotel Properties (b)	7,450	189,155
Lexington Realty Trust (b)	15,400	160,930
Liberty Property Trust	10,250	366,642
Link REIT (The)	359,500	1,800,338
London & Stamford Property plc	47,600	84,165
LTC Properties, Inc. (b)	2,650	93,254
Macerich Co. (The) (b)	11,900	693,770
Mack-Cali Realty Corp.	7,650	199,741
Mapletree Commercial Trust	121,750	121,662
Mapletree Industrial Trust	106,500	119,013
Mapletree Logistics Trust	158,700	149,271
Medical Properties Trust, Inc. (b)	11,700	139,932
Mercialys S.A.	4,000	90,922
Mid-America Apartment Communities, Inc.	3,700	239,575
Mirvac Group	539,829	841,233
Morguard Real Estate Investment Trust	4,000	73,510
Mori Trust Sogo REIT, Inc.	13	109,346
Mucklow A & J Group plc	5,200	30,193
National Health Investors, Inc. (b)	2,400	135,672
National Retail Properties, Inc.	9,600	299,520
Nieuwe Steen Investments N.V.	5,843	47,019
Nippon Accommodations Fund, Inc.	20	138,573
Nippon Building Fund, Inc. (b)	98	1,010,417
Nomura Real Estate Office Fund, Inc.	51	292,627
Northern Property Real Estate Investment Trust	2,800	86,981
NorthWest Healthcare Properties Real Estate Investment Trust	3,050	38,267
Omega Healthcare Investors, Inc. (b)	9,750	232,537
Orix JREIT, Inc.	29	142,478
Parkway Properties, Inc. (b)	3,550	49,665
Pebblebrook Hotel Trust (b)	5,300	122,430
Pennsylvania Real Estate Investment Trust	4,850	85,554
Piedmont Office Realty Trust, Inc. - Class A	14,700	265,335
Plum Creek Timber Co., Inc.	8,635	383,135
Post Properties, Inc.	4,750	237,262
Premier Investment Corp.	26	95,834
Primaris Retail Real Estate Investment Trust	7,800	210,938
Primary Health Properties plc (b)	6,500	36,889
Prime Office REIT-AG	3,450	14,724
ProLogis, Inc.	64,680	2,360,173

Real Estate Investment Trusts—(Continued)
PS Business Parks, Inc.	1,600	$103,968
Public Storage	18,925	2,743,368
Ramco-Gershenson Properties Trust	4,150	55,237
Realty Income Corp. (b)	11,600	466,436
Regency Centers Corp. (b)	7,850	369,892
Retail Opportunity Investments Corp. (b)	4,600	59,156
RioCan Real Estate Investment Trust	25,850	716,222
RLJ Lodging Trust (b)	9,250	179,172
Rouse Properties, Inc. (b)	2,100	35,532
Sabra Health Care REIT, Inc. (b)	3,200	69,504
Saul Centers, Inc.	1,300	55,627
Segro plc	117,145	480,338
Senior Housing Properties Trust (b)	15,350	362,874
Shaftesbury plc	21,800	202,971
Simon Property Group, Inc.	43,110	6,815,260
SL Green Realty Corp. (b)	7,850	601,702
Societe de la Tour Eiffel	500	29,447
Societe Immobiliere de Location pour l’Industrie et le Commerce	1,150	126,307
Sovran Self Storage, Inc.	2,650	164,565
Spirit Realty Capital, Inc.	2,950	52,451
STAG Industrial, Inc.	3,000	53,910
Stockland	351,379	1,295,461
Strategic Hotels & Resorts, Inc. (a)	17,800	113,920
Sun Communities, Inc. (b)	2,600	103,714
Sunstone Hotel Investors, Inc. (a)	11,800	126,378
Suntec Real Estate Investment Trust (b)	194,200	267,658
Tanger Factory Outlet Centers, Inc. (b)	8,200	280,440
Taubman Centers, Inc.	5,400	425,088
Tokyu REIT, Inc.	17	92,338
Top REIT, Inc.	21	90,308
UDR, Inc.	21,800	518,404
Unibail-Rodamco SE	14,547	3,561,200
United Urban Investment Corp.	179	205,091
Universal Health Realty Income Trust	1,100	55,671
Urstadt Biddle Properties, Inc. - Class A (b)	2,000	39,360
Vastned Retail N.V.	1,650	71,649
Ventas, Inc. (b)	41,442	2,682,126
Vornado Realty Trust	25,290	2,025,223
Warehouses De Pauw SCA	950	59,570
Washington Real Estate Investment Trust (b)	5,750	150,363
Weingarten Realty Investors (b)	10,500	281,085
Wereldhave Belgium N.V.	200	21,485
Wereldhave N.V.	1,900	122,470
Westfield Group	353,956	3,905,685
Westfield Retail Trust	471,711	1,484,612
Weyerhaeuser Co.	28,840	802,329
Winthrop Realty Trust (b)	2,100	23,205
Workspace Group plc	12,600	62,069

		91,836,104

Real Estate Management & Development—1.0%
Aeon Mall Co., Ltd.	13,147	321,349
Agile Property Holdings, Ltd.	121,150	173,439
Allreal Holding AG (a)	700	108,216

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Azrieli Group	3,200	$82,402
Brookfield Office Properties, Inc. (b)	32,750	558,400
CA Immobilien Anlagen AG (a)	7,700	106,859
Capital & Counties Properties plc	65,650	258,730
CapitaLand, Ltd.	457,100	1,402,291
CapitaMalls Asia, Ltd. (b)	231,688	372,670
Castellum AB	14,300	203,303
CBRE Group, Inc. - Class A (a)	16,155	321,484
Cheung Kong Holdings, Ltd.	98,500	1,524,668
City Developments, Ltd.	95,300	1,016,515
Citycon Oyj	21,350	72,568
Colonia Real Estate AG (a)	1,950	11,957
Conwert Immobilien Invest SE	7,100	91,834
Country Garden Holdings Co., Ltd. (a)	318,003	170,177
Daejan Holdings plc	450	22,669
Daito Trust Construction Co., Ltd.	5,144	484,062
Daiwa House Industry Co., Ltd.	36,810	633,380
Deutsche Euroshop AG	4,600	192,091
Deutsche Wohnen AG	13,000	240,071
Development Securities plc	10,650	25,240
DIC Asset AG	3,000	28,910
Fabege AB	14,150	143,225
Fastighets AB Balder - B Shares (a)	9,900	56,898
First Capital Realty, Inc.	7,100	134,334
Forest City Enterprises, Inc. - Class A (a) (b)	13,050	210,757
GAGFAH S.A. (a) (b)	7,850	91,856
Global Logistic Properties, Ltd. (b)	346,718	797,230
Grainger plc	36,150	69,905
GSW Immobilien AG	4,500	190,206
Hang Lung Properties, Ltd.	352,700	1,414,153
Helical Bar plc	10,300	38,812
Henderson Land Development Co., Ltd.	171,500	1,221,674
Hongkong Land Holdings, Ltd.	153,750	1,081,295
Hufvudstaden A.B. - A Shares	12,950	164,247
Hulic Co., Ltd. (b)	16,967	115,215
Hysan Development Co., Ltd.	113,900	551,567
IMMOFINANZ AG (a)	65,838	277,562
IVG Immobilien AG (a)	13,850	34,993
Keppel Land, Ltd. (b)	119,350	398,935
Kerry Properties, Ltd.	113,150	590,261
Killam Properties, Inc. (b)	4,650	58,388
Klovern AB	10,850	42,735
Kungsleden AB (b)	11,900	65,248
Lend Lease Group	38,505	375,133
Mitsubishi Estate Co., Ltd.	181,644	4,342,438
Mitsui Fudosan Co., Ltd.	138,068	3,373,151
Mobimo Holding AG (a)	550	131,772
New World China Land, Ltd.	226,100	109,979
New World Development Co., Ltd.	659,200	1,036,265
Nomura Real Estate Holdings, Inc.	13,559	258,668
Norwegian Property ASA	44,300	68,239
NTT Urban Development Corp.	153	147,770
Patrizia Immobilien AG (a)	2,530	21,579
PSP Swiss Property AG (a)	4,000	379,615
Quintain Estates & Development plc (a)	45,100	38,344
Safestore Holdings plc	16,300	28,696
Schroder Real Estate Investment Trust, Ltd.	31,000	19,483

Real Estate Management & Development—(Continued)
Shimao Property Holdings, Ltd.	120,900	$233,431
Shui On Land, Ltd.	260,250	126,511
Sino Land Co., Ltd.	462,950	833,621
Soho China, Ltd.	178,750	144,394
Sponda Oyj	24,700	117,839
St. Modwen Properties plc	13,100	49,329
Sumitomo Realty & Development Co., Ltd.	68,245	2,267,597
Sun Hung Kai Properties, Ltd.	282,650	4,280,771
Swire Pacific, Ltd. - Class A	48,400	601,462
Swire Properties, Ltd.	239,050	803,903
Swiss Prime Site AG (a)	8,663	724,855
TAG Immobilien AG	8,550	107,449
Technopolis plc	6,600	32,915
Tokyo Tatemono Co., Ltd. (b)	28,850	148,150
Tokyu Land Corp.	65,122	476,054
Unite Group plc	13,850	62,264
UOL Group, Ltd.	82,650	407,979
Wallenstam AB - B Shares	10,150	124,676
Wharf Holdings, Ltd.	239,850	1,899,341
Wheelock & Co., Ltd.	64,800	328,920
Wihlborgs Fastigheter AB	6,700	105,272
Wing Tai Holdings, Ltd.	51,100	78,301
Yanlord Land Group, Ltd. (a) (b)	51,000	63,980

		40,522,927

Road & Rail—0.3%
Asciano, Ltd.	69,020	337,305
Aurizon Holdings, Ltd.	120,861	474,669
Central Japan Railway Co.	10,204	827,908
ComfortDelGro Corp., Ltd.	132,700	194,490
CSX Corp.	55,700	1,098,961
DSV A.S.	13,445	350,596
East Japan Railway Co.	24,126	1,559,898
Hankyu Hanshin Holdings, Inc.	81,000	418,166
Keikyu Corp. (b)	33,373	295,365
Keio Corp. (b)	40,672	303,256
Keisei Electric Railway Co., Ltd.	19,811	167,228
Kintetsu Corp. (b)	114,710	469,266
MTR Corp., Ltd.	102,200	404,556
Nippon Express Co., Ltd.	60,307	249,091
Norfolk Southern Corp.	17,090	1,056,846
Odakyu Electric Railway Co., Ltd. (b)	44,552	463,482
Ryder System, Inc.	2,730	136,309
Tobu Railway Co., Ltd.	72,045	381,260
Tokyu Corp.	80,569	452,460
Union Pacific Corp.	25,465	3,201,460
West Japan Railway Co.	12,030	473,770

		13,316,342

Semiconductors & Semiconductor Equipment—0.5%
Advanced Micro Devices, Inc. (a) (b)	32,160	77,184
Advantest Corp. (b)	10,607	167,400
Altera Corp.	17,170	591,335
Analog Devices, Inc.	16,010	673,381
Applied Materials, Inc.	66,360	759,159
ARM Holdings plc	97,437	1,245,919

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
ASM Pacific Technology, Ltd.	14,100	$173,080
ASML Holding N.V. (a)	22,876	1,480,985
Broadcom Corp. - Class A (a)	27,505	913,441
First Solar, Inc. (a) (b)	3,180	98,198
Infineon Technologies AG	76,900	624,026
Intel Corp. (c)	268,270	5,534,410
KLA-Tencor Corp.	8,940	426,975
Lam Research Corp. (a)	9,737	351,798
Linear Technology Corp. (b)	12,320	422,576
LSI Corp. (a)	29,880	211,550
Mellanox Technologies, Ltd. (a)	2,531	152,353
Microchip Technology, Inc. (b)	10,300	335,677
Micron Technology, Inc. (a)	54,510	346,139
NVIDIA Corp.	33,160	407,536
Rohm Co., Ltd.	6,878	223,441
STMicroelectronics N.V.	45,103	328,846
Sumco Corp. (a)	8,200	79,778
Teradyne, Inc. (a) (b)	10,000	168,900
Texas Instruments, Inc.	60,980	1,886,721
Tokyo Electron, Ltd.	12,225	562,511
Xilinx, Inc.	13,990	502,241

		18,745,560

Software—0.8%
Adobe Systems, Inc. (a)	26,370	993,622
Autodesk, Inc. (a)	12,125	428,619
BMC Software, Inc. (a)	7,795	309,150
CA, Inc.	18,305	402,344
Citrix Systems, Inc. (a)	10,000	657,500
Dassault Systemes S.A.	4,382	490,544
Electronic Arts, Inc. (a)	16,980	246,719
Intuit, Inc.	14,845	883,277
Konami Corp. (b)	7,103	159,700
Microsoft Corp. (c)	404,575	10,814,290
Nexon Co., Ltd. (a)	7,654	77,253
NICE Systems, Ltd. (a)	4,196	140,579
Nintendo Co., Ltd.	7,587	809,535
Oracle Corp. (c)	204,190	6,803,611
Oracle Corp. Japan	2,733	113,905
Red Hat, Inc. (a)	10,305	545,753
Sage Group plc (The)	89,671	429,579
Salesforce.com, Inc. (a) (b)	6,915	1,162,411
SAP AG	65,176	5,221,023
Square Enix Holdings Co., Ltd. (b)	4,500	56,862
Symantec Corp. (a)	37,660	708,385
Trend Micro, Inc. (a) (b)	7,524	227,064

		31,681,725

Specialty Retail—0.5%
ABC-Mart, Inc. (b)	4,500	195,627
Abercrombie & Fitch Co. - Class A	4,355	208,909
AutoNation, Inc. (a)	2,055	81,584
AutoZone, Inc. (a)	2,075	735,442
Bed Bath & Beyond, Inc. (a)	12,405	693,564
Best Buy Co., Inc. (b)	14,165	167,855
CarMax, Inc. (a) (b)	12,200	457,988
Fast Retailing Co., Ltd.	3,779	959,766

Specialty Retail—(Continued)
GameStop Corp. - Class A (b)	6,575	$164,967
Gap, Inc. (The)	15,920	494,157
Hennes & Mauritz AB - B Shares	67,184	2,334,599
Home Depot, Inc. (The)	80,880	5,002,428
Inditex S.A.	15,438	2,162,831
Kingfisher plc	167,666	774,430
Limited Brands, Inc.	12,810	602,839
Lowe’s Cos., Inc.	61,170	2,172,758
Nitori Holdings Co., Ltd.	2,458	179,944
O’Reilly Automotive, Inc. (a)	6,375	570,053
PetSmart, Inc.	5,830	398,422
Ross Stores, Inc.	11,970	648,176
Sanrio Co., Ltd. (b)	3,226	102,661
Shimamura Co., Ltd.	1,600	154,948
Staples, Inc. (b)	36,545	416,613
Tiffany & Co.	6,340	363,536
TJX Cos., Inc.	39,470	1,675,501
Urban Outfitters, Inc. (a)	5,840	229,862
USS Co., Ltd. (b)	1,558	161,494
Yamada Denki Co., Ltd. (b)	6,160	237,547

		22,348,501

Textiles, Apparel & Luxury Goods—0.4%
Adidas AG	14,805	1,319,395
Asics Corp.	10,878	165,725
Burberry Group plc	31,048	635,694
Christian Dior S.A.	3,858	666,992
Cie Financiere Richemont S.A. - Class A	36,938	2,953,691
Coach, Inc.	15,310	849,858
Fossil, Inc. (a)	2,919	271,759
Hugo Boss AG	4,131	438,031
Luxottica Group S.p.A.	11,659	484,444
LVMH Moet Hennessy Louis Vuitton S.A.	17,976	3,349,777
NIKE, Inc. - Class B	39,510	2,038,716
Ralph Lauren Corp.	3,285	492,487
Swatch Group AG (The)	5,256	1,391,828
VF Corp.	4,745	716,353
Yue Yuen Industrial Holdings, Ltd.	52,100	175,884

		15,950,634

Thrifts & Mortgage Finance—0.0%
Hudson City Bancorp, Inc.	25,435	206,787
People’s United Financial, Inc. (b)	18,745	226,627

		433,414

Tobacco—0.6%
Altria Group, Inc.	108,975	3,423,994
British American Tobacco plc	138,396	7,012,530
Imperial Tobacco Group plc	70,439	2,719,991
Japan Tobacco, Inc.	63,686	1,795,415
Lorillard, Inc.	7,030	820,190
Philip Morris International, Inc. (c)	90,415	7,562,311
Reynolds American, Inc.	17,530	726,268
Swedish Match AB	14,577	490,965

		24,551,664

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Trading Companies & Distributors—0.3%
Brenntag AG	3,645	$478,872
Bunzl plc	23,441	382,739
Fastenal Co.	14,410	672,803
ITOCHU Corp.	107,010	1,129,584
Marubeni Corp. (b)	116,709	836,348
Mitsubishi Corp.	99,485	1,912,273
Mitsui & Co., Ltd.	123,005	1,840,189
Noble Group, Ltd.	273,000	263,252
Rexel S.A.	7,611	155,521
Sojitz Corp. (b)	88,500	130,921
Sumitomo Corp.	79,713	1,021,744
Toyota Tsusho Corp.	15,026	370,993
W.W. Grainger, Inc.	3,280	663,774
Wolseley plc	19,319	918,253

		10,777,266

Transportation Infrastructure—0.1%
Abertis Infraestructuras S.A.	25,945	432,390
Aeroports de Paris	2,688	207,541
Atlantia S.p.A.	23,416	424,696
Auckland International Airport, Ltd.	65,510	144,867
Fraport AG Frankfurt Airport Services Worldwide (b)	2,603	151,581
Groupe Eurotunnel S.A.	39,667	306,279
Hutchison Port Holdings Trust	369,702	294,335
Kamigumi Co., Ltd.	16,677	132,386
Koninklijke Vopak N.V.	4,976	350,856
Mitsubishi Logistics Corp.	9,300	133,402
Sydney Airport	26,340	92,959
Transurban Group (b)	92,874	589,854

		3,261,146

Water Utilities—0.0%
Severn Trent plc	16,855	431,830
United Utilities Group plc	48,246	529,415

		961,245

Wireless Telecommunication Services—0.4%
Crown Castle International Corp. (a)	15,760	1,137,241
KDDI Corp.	19,042	1,345,032
MetroPCS Communications, Inc. (a)	16,890	167,887
Millicom International Cellular S.A.	4,478	389,211
NTT DoCoMo, Inc.	1,082	1,553,913
Softbank Corp.	62,732	2,295,473
Sprint Nextel Corp. (a)	160,855	912,048
StarHub, Ltd. (b)	42,000	131,148
Vodafone Group plc	3,491,999	8,781,910

		16,713,863

Total Common Stocks (Cost $1,396,554,007)		1,547,266,998

U.S. Treasury & Government Agencies—19.5%
Security Description	Principal Amount*	Value

Federal Agencies—2.2%
Federal Home Loan Banks 0.375%, 11/27/13	5,960,000	$5,971,825
0.375%, 01/29/14	5,965,000	5,978,386
2.500%, 06/13/14	4,725,000	4,880,727
4.750%, 12/16/16	1,785,000	2,072,348
Federal Home Loan Mortgage Corp. 5.000%, 07/15/14	7,710,000	8,273,778
4.375%, 07/17/15	4,305,000	4,744,334
2.000%, 08/25/16 (b)	3,900,000	4,108,127
0.750%, 01/12/18	10,255,000	10,198,085
2.375%, 01/13/22	4,405,000	4,611,158
Federal National Mortgage Association 4.750%, 02/21/13	10,000	10,063
1.750%, 05/07/13	50,000	50,278
3.875%, 07/12/13	799,000	814,974
0.500%, 08/09/13	5,940,000	5,952,343
4.625%, 10/15/13	10,000	10,352
2.750%, 03/13/14 (b)	4,560,000	4,699,946
2.375%, 04/11/16 (b)	966,000	1,027,490
5.250%, 09/15/16 (b)	5,445,000	6,381,039
1.250%, 01/30/17 (b)	14,970,000	15,362,004
5.375%, 06/12/17	756,000	909,993
7.250%, 05/15/30 (b)	1,941,000	3,101,095
6.625%, 11/15/30	1,650,000	2,520,504

		91,678,849

U.S. Treasury—17.3%
U.S. Treasury Bonds 7.250%, 05/15/16 (b)	13,085,000	16,065,933
8.875%, 02/15/19	2,158,000	3,181,701
2.000%, 02/15/22	9,370,000	9,691,363
6.250%, 08/15/23	4,620,000	6,624,646
6.000%, 02/15/26	7,077,000	10,241,750
6.250%, 05/15/30	1,815,000	2,806,727
5.375%, 02/15/31 (b)	11,020,000	15,732,769
4.750%, 02/15/37	1,740,000	2,374,284
3.500%, 02/15/39	5,264,000	5,951,610
4.250%, 05/15/39	1,235,000	1,575,783
4.375%, 11/15/39	8,320,000	10,825,102
4.375%, 05/15/40	6,650,000	8,657,469
4.375%, 05/15/41	7,495,000	9,765,753
3.750%, 08/15/41	8,025,000	9,433,139
3.125%, 11/15/41	15,840,000	16,582,500
3.125%, 02/15/42	5,645,000	5,903,434
U.S. Treasury Notes 1.125%, 06/15/13	31,755,000	31,903,867
0.750%, 08/15/13	23,053,000	23,143,045
0.250%, 11/30/13	10,620,000	10,627,880
2.000%, 11/30/13	34,006,600	34,572,504
1.000%, 01/15/14	18,767,500	18,927,324
1.250%, 02/15/14 (b)	5,430,000	5,493,846
0.250%, 02/28/14	11,915,000	11,923,376
2.625%, 07/31/14	12,915,000	13,402,851
0.250%, 09/15/14	18,255,000	18,262,138
0.375%, 11/15/14	18,250,000	18,295,625

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.250%, 08/31/15	25,605,000	$26,231,119
2.125%, 12/31/15	15,450,000	16,259,920
2.000%, 01/31/16	17,020,000	17,864,362
2.000%, 04/30/16	21,417,000	22,536,381
3.250%, 07/31/16	18,515,000	20,349,151
1.000%, 09/30/16	17,635,000	17,973,927
3.125%, 10/31/16	28,880,000	31,747,697
0.875%, 11/30/16	17,792,000	18,046,372
0.875%, 01/31/17	21,673,700	21,964,951
3.125%, 01/31/17	14,130,000	15,601,512
0.875%, 02/28/17	17,235,000	17,463,898
2.375%, 07/31/17	15,830,100	17,073,016
1.875%, 10/31/17	13,345,000	14,098,792
2.250%, 11/30/17 (b)	16,220,000	17,444,107
2.625%, 01/31/18	18,655,000	20,418,476
1.250%, 01/31/19	6,545,000	6,664,649
2.750%, 02/15/19	4,678,000	5,180,520
3.500%, 05/15/20	9,995,000	11,605,914
2.625%, 08/15/20	6,995,000	7,682,476
2.625%, 11/15/20 (e)	15,004,000	16,469,231
3.625%, 02/15/21	16,280,000	19,112,476
2.125%, 08/15/21	11,970,000	12,585,330
2.000%, 11/15/21	17,230,000	17,885,550

		714,226,246

Total U.S. Treasury & Government Agencies (Cost $785,706,326)		805,905,095

Foreign Bonds & Debt Securities—4.8%

Sovereign—4.8%
Australia Government Bonds 6.000%, 02/15/17 (AUD)	230,000	269,308
5.250%, 03/15/19 (AUD)	510,000	598,586
5.750%, 05/15/21 (AUD)	1,715,000	2,121,493
Austria Government Bond 4.000%, 09/15/16 (144A) (EUR)	1,850,000	2,765,364
3.400%, 11/22/22 (144A) (EUR)	1,165,000	1,765,990
Belgium Government Bonds 3.750%, 09/28/15 (EUR)	610,000	882,046
5.500%, 09/28/17 (EUR)	900,000	1,448,534
4.250%, 09/28/21 (EUR)	490,000	772,444
5.500%, 03/28/28 (EUR)	815,000	1,470,058
4.250%, 03/28/41 (EUR)	390,000	631,193
Bundesrepublik Deutschland 4.000%, 07/04/16 (EUR)	4,990,000	7,484,163
2.500%, 01/04/21 (EUR)	2,715,000	3,997,587
2.000%, 01/04/22 (EUR)	855,000	1,206,062
5.500%, 01/04/31 (EUR)	1,245,000	2,512,290
4.250%, 07/04/39 (EUR)	920,000	1,740,061
Canadian Government Bonds 3.500%, 06/01/13 (CAD)	455,000	462,026
4.000%, 06/01/16 (CAD)	1,370,000	1,500,816
3.500%, 06/01/20 (CAD)	420,000	477,061

Sovereign—(Continued)
Canadian Government Bonds 2.750%, 06/01/22 (CAD)	1,075,000	$1,169,348
5.750%, 06/01/29 (CAD)	385,000	574,992
4.000%, 06/01/41 (CAD)	675,000	906,944
Denmark Government Bonds 4.000%, 11/15/15 (DKK)	500,000	98,661
4.000%, 11/15/19 (DKK)	7,430,000	1,609,509
4.500%, 11/15/39 (DKK)	1,645,000	444,304
Finland Government Bond 3.500%, 04/15/21 (EUR)	560,000	866,301
France Government Bond OAT 3.250%, 04/25/16 (EUR)	2,885,000	4,178,277
3.750%, 04/25/21 (EUR)	3,920,000	6,018,591
5.500%, 04/25/29 (EUR)	1,310,000	2,396,236
4.500%, 04/25/41 (EUR)	1,345,000	2,288,443
French Treasury Note BTAN 1.750%, 02/25/17 (EUR)	2,475,000	3,432,836
Italy Buoni Poliennali Del Tesoro 3.750%, 12/15/13 (EUR)	896,000	1,207,039
3.000%, 04/01/14 (EUR)	1,000,000	1,340,014
3.750%, 04/15/16 (EUR)	2,580,000	3,529,824
5.250%, 08/01/17 (EUR)	2,605,000	3,739,132
3.750%, 03/01/21 (EUR)	4,625,000	6,002,212
5.250%, 11/01/29 (EUR)	1,890,000	2,575,032
5.000%, 08/01/39 (EUR)	635,000	837,750
Japan Government Ten Year Bond
1.000%, 06/20/13 (JPY)	388,500,000	4,502,896
1.500%, 12/20/15 (JPY)	288,600,000	3,468,983
1.900%, 06/20/16 (JPY)	1,140,000,000	13,971,346
1.700%, 03/20/17 (JPY)	1,551,100,000	19,066,149
Japan Government Thirty Year Bond 2.300%, 03/20/40 (JPY)	305,700,000	3,807,889
1.900%, 09/20/42 (JPY)	207,500,000	2,364,348
Japan Government Twenty Year Bond 2.500%, 12/21/20 (JPY)	852,300,000	11,331,060
1.400%, 12/20/22 (JPY)	770,450,000	9,425,573
2.100%, 06/20/29 (JPY)	683,450,000	8,570,913
2.100%, 12/20/29 (JPY)	89,600,000	1,118,028
1.700%, 12/20/31 (JPY)	561,250,000	6,475,575
Mexican Bonos 7.250%, 12/15/16 (MXN)	2,120,000	177,010
6.500%, 06/10/21 (MXN)	29,455,000	2,462,610
Netherlands Government Bond 4.500%, 07/15/17 (144A) (EUR)	1,805,000	2,815,614
2.250%, 07/15/22 (144A) (EUR)	830,000	1,168,807
5.500%, 01/15/28 (144A) (EUR)	645,000	1,238,659
3.750%, 01/15/42 (144A) (EUR)	190,000	331,577
Poland Government Bond 5.500%, 10/25/19 (PLN)	3,610,000	1,319,190
South Africa Government Bond 8.250%, 09/15/17 (ZAR)	12,430,000	1,612,859
Spain Government Bonds 2.500%, 10/31/13 (EUR)	665,000	877,517
3.400%, 04/30/14 (EUR)	1,000,000	1,329,375
3.150%, 01/31/16 (EUR)	1,465,000	1,915,319
3.800%, 01/31/17 (EUR)	515,000	676,485

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sovereign—(Continued)
Spain Government Bonds 4.000%, 04/30/20 (EUR)	2,895,000	$3,628,051
6.000%, 01/31/29 (EUR)	190,000	259,955
4.200%, 01/31/37 (EUR)	650,000	684,636
Sweden Government Bonds 4.500%, 08/12/15 (SEK)	660,000	111,010
5.000%, 12/01/20 (SEK)	6,770,000	1,318,936
United Kingdom Gilt 4.500%, 03/07/13 (GBP)	1,235,000	2,021,041
2.250%, 03/07/14 (GBP)	940,000	1,561,340
4.000%, 09/07/16 (GBP)	1,170,000	2,139,494
3.750%, 09/07/20 (GBP)	1,395,000	2,648,581
8.000%, 06/07/21 (GBP)	1,170,000	2,885,082
4.750%, 12/07/30 (GBP)	560,000	1,192,788
4.250%, 09/07/39 (GBP)	2,940,000	5,829,777

Total Foreign Bonds & Debt Securities (Cost $204,876,741)		199,629,000

Investment Company Securities—2.0%
F&C Commercial Property Trust, Ltd.	48,400	82,798
IRP Property Investments, Ltd.	9,600	9,402
iShares MSCI Emerging Markets Index Fund	1,899,890	84,260,122
Picton Property Income, Ltd.	30,000	17,595
Standard Life Investment Property Income Trust plc	11,900	11,050
UK Commercial Property Trust, Ltd.	41,750	44,683

Total Investment Company Securities (Cost $82,203,911)		84,425,650

Preferred Stocks—0.1%

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	3,694	238,714
Porsche Automobil Holding SE	10,836	882,987
Volkswagen AG	10,234	2,328,295

		3,449,996

Household Products—0.0%
Henkel AG & Co. KGaA	12,608	1,035,409

Media—0.0%
ProSiebenSat.1 Media AG	6,193	174,265

Multi-Utilities—0.0%
RWE AG (b)	2,760	104,097

Total Preferred Stocks (Cost $3,740,023)		4,763,767

Purchased Options—0.1%
Security Description	Contracts/ Shares/ Principal Amount*	Value

Put Options—0.1%
iShares MSCI Emerging Markets, Strike Price 40, Expires 02/16/13	1,519,300	$455,790
S&P 500 Index, Strike Price 1370, Expires 02/16/13	142,500	2,654,775
S&P 500 Index, Strike Price 1350, Expires 01/19/13	140,700	590,940

Total Purchased Options (Cost $5,260,915)		3,701,505

Rights—0.0%

Food—0.0%
Olam International, Ltd., Strike Price $0.95, Expires 01/21/2013 (a)	34,868	0

Oil & Gas—0.0%
Repsol S.A., Expires 01/21/2013 (a) (b)	57,778	35,234

Total Rights (Cost $36,134)		35,234

Warrant—0.0%

Real Estate Investment Trusts—0.0%
Nieuwe Steen Investments N.V., Expires 04/01/2013 (a) (Cost $0)	550	0

Short-Term Investments—38.1%

Mutual Fund—2.7%
State Street Navigator Securities Lending Prime Portfolio (f)	112,953,614	112,953,614

U.S. Treasury—1.4%
U.S. Treasury Bills 0.031%, 01/03/13 (g)	9,500,000	9,499,984
0.074%, 01/10/13 (g)	11,000,000	10,999,799
0.052%, 01/17/13 (g)	15,000,000	14,999,660
0.039%, 03/07/13 (e) (g)	10,000,000	9,999,314
0.074%, 03/28/13 (g)	11,000,000	10,998,082

		56,496,839

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—34.0%

Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $1,408,592,783 on 01/02/13, collateralized by $270,995,000 Federal Home Loan Mortgage Corp. at 0.420% due 06/19/15 with a value of $270,995,000; $230,090,000 U.S. Treasury Note at 1.875% due 06/30/15 with a value of $239,005,988; $64,665,000 Federal National Mortgage Association at 0.420% due 06/05/15 with a value of $64,745,831; $426,085,000 U.S. Treasury Note at 2.125% due 05/31/15 with a value of $445,258,825; $50,000,000 Federal National Mortgage Association at 0.375% due 03/16/15 with value of $50,062,500; $141,595,000 Federal National Mortgage Association at 0.750% due 04/10/15 with a value of $142,125,981; $153,235,000 U.S. Treasury Note at 4.000% due 02/15/15 with a value of $167,552,972; $57,000,000 U.S. Treasury Note at 0.250% due 02/15/15 with a value of $57,026,733.

	1,408,592,000	$1,408,592,000

Total Short-Term Investments (Cost $1,578,042,453)		1,578,042,453

Total Investments—102.0% (Cost $4,056,420,510) (h)		4,223,769,702
Other assets and liabilities (net)—(2.0)%		(81,669,472)

Net Assets—100.0%		$4,142,100,230

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $112,768,314 and the collateral received consisted of cash in the amount of $112,953,614 and non-cash collateral with a value of $3,696,142. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2012, the market value of securities pledged was $82,825,138.
(d)	Affiliated Issuer. (See Note 11 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2012, the market value of securities pledged was $15,223,700.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(h)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $4,073,931,418. The aggregate unrealized appreciation and depreciation of investments were $191,995,444 and $(42,157,160), respectively, resulting in net unrealized appreciation of $149,838,284 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $10,086,011, which is 0.2% of net assets.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$16,276,987	$6,644,684	$—	$22,921,671
Air Freight & Logistics	5,273,507	2,207,708	—	7,481,215
Airlines	407,808	1,513,386	—	1,921,194
Auto Components	2,328,887	6,889,539	—	9,218,426
Automobiles	3,245,797	25,293,657	—	28,539,454
Beverages	16,307,790	20,049,602	—	36,357,392
Biotechnology	11,204,140	2,788,506	—	13,992,646
Building Products	318,956	4,330,544	—	4,649,500
Capital Markets	13,618,686	14,695,087	—	28,313,773
Chemicals	17,221,592	29,044,436	—	46,266,028
Commercial Banks	19,113,191	99,602,644	—	118,715,835
Commercial Services & Supplies	3,791,995	4,725,941	—	8,517,936
Communications Equipment	13,525,499	3,185,611	—	16,711,110
Computers & Peripherals	34,243,913	2,575,537	—	36,819,450
Construction & Engineering	1,133,101	5,379,955	—	6,513,056
Construction Materials	360,186	4,958,655	—	5,318,841
Consumer Finance	6,336,203	548,879	—	6,885,082
Containers & Packaging	902,915	1,303,665	—	2,206,580
Distributors	528,668	1,069,113	—	1,597,781
Diversified Consumer Services	380,733	201,190	—	581,923
Diversified Financial Services	24,540,408	9,305,133	—	33,845,541
Diversified Telecommunication Services	18,832,833	23,378,609	—	42,211,442
Electric Utilities	13,576,703	12,745,005	—	26,321,708
Electrical Equipment	4,628,603	10,266,748	—	14,895,351
Electronic Equipment, Instruments & Components	2,989,026	8,386,153	—	11,375,179
Energy Equipment & Services	12,673,346	6,859,029	—	19,532,375
Food & Staples Retailing	16,259,380	16,535,931	—	32,795,311
Food Products	11,895,811	31,590,724	—	43,486,535
Gas Utilities	721,317	3,984,948	—	4,706,265
Health Care Equipment & Supplies	12,161,301	5,270,020	—	17,431,321
Health Care Providers & Services	13,392,656	3,305,126	—	16,697,782
Health Care Technology	604,039	63,585	—	667,624
Hotels, Restaurants & Leisure	12,470,067	8,892,312	—	21,362,379
Household Durables	2,335,065	3,591,830	—	5,926,895
Household Products	14,838,280	4,830,130	—	19,668,410
Independent Power Producers & Energy Traders	634,277	427,639	—	1,061,916
Industrial Conglomerates	16,803,189	13,100,097	—	29,903,286
Insurance	27,488,172	38,292,955	—	65,781,127

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet & Catalog Retail	$7,425,281	$400,611	$—	$7,825,892
Internet Software & Services	15,074,923	829,076	—	15,903,999
IT Services	26,336,179	2,175,839	—	28,512,018
Leisure Equipment & Products	889,448	1,713,463	—	2,602,911
Life Sciences Tools & Services	3,077,725	529,198	—	3,606,923
Machinery	13,195,805	22,697,247	—	35,893,052
Marine	—	2,059,028	—	2,059,028
Media	24,605,402	9,758,301	—	34,363,703
Metals & Mining	4,916,907	40,610,434	—	45,527,341
Multi-Utilities	8,361,599	11,697,215	—	20,058,814
Multiline Retail	5,558,402	3,338,409	—	8,896,811
Office Electronics	478,082	4,053,919	—	4,532,001
Oil, Gas & Consumable Fuels	62,431,039	53,095,358	—	115,526,397
Paper & Forest Products	1,226,137	1,009,585	—	2,235,722
Personal Products	1,105,538	4,298,243	—	5,403,781
Pharmaceuticals	42,357,059	64,202,174	—	106,559,233
Professional Services	779,102	4,680,539	—	5,459,641
Real Estate Investment Trusts	57,807,107	34,028,997	—	91,836,104
Real Estate Management & Development	1,283,363	39,239,564	—	40,522,927
Road & Rail	5,493,576	7,822,766	—	13,316,342
Semiconductors & Semiconductor Equipment	13,707,221	5,038,339	—	18,745,560
Software	23,955,681	7,726,044	—	31,681,725
Specialty Retail	15,084,654	7,263,847	—	22,348,501
Textiles, Apparel & Luxury Goods	4,369,173	11,581,461	—	15,950,634
Thrifts & Mortgage Finance	433,414	—	—	433,414
Tobacco	12,532,763	12,018,901	—	24,551,664
Trading Companies & Distributors	1,336,577	9,440,689	—	10,777,266
Transportation Infrastructure	—	3,261,146	—	3,261,146
Water Utilities	—	961,245	—	961,245
Wireless Telecommunication Services	2,217,176	14,496,687	—	16,713,863
Total Common Stocks	729,404,360	817,862,638	—	1,547,266,998
Total U.S. Treasury & Government Agencies*	—	805,905,095	—	805,905,095
Total Foreign Bonds & Debt Securities*	—	199,629,000	—	199,629,000
Investment Company Securities	84,260,122	165,528	—	84,425,650
Total Preferred Stocks*	—	4,763,767	—	4,763,767
Total Purchased Options*	3,701,505	—	—	3,701,505
Total Rights*	—	35,234	—	35,234
Total Warrant*	—	—	0	0
Short-Term Investments
Mutual Fund	112,953,614	—	—	112,953,614
U.S. Treasury	—	56,496,839	—	56,496,839
Repurchase Agreement	—	1,408,592,000	—	1,408,592,000
Total Short-Term Investments	112,953,614	1,465,088,839	—	1,578,042,453
Total Investments	$930,319,601	$3,293,450,101	$0	$4,223,769,702

Collateral for securities loaned (Liability)	$—	$(112,953,614)	$—	$(112,953,614)
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$3,702,025	$—	$3,702,025
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(1,631,848)	—	(1,631,848)
Total Forward Contracts	$—	$2,070,177	$—	$2,070,177
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$10,322,959	$—	$—	$10,322,959
Future Contracts (Unrealized Depreciation)	(3,836,468)	—	—	(3,836,468)
Total Futures Contracts	$6,486,491	$—	$—	$6,486,491
Written Options at value	$(1,797,569)	$—	$—	$(1,797,569)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Swap Contracts
Swap Contracts at Value (Assets)	$—	$8,485,054	$—	$8,485,054
Swap Contracts at Value (Liabilities)	—	(1,525,594)	—	(1,525,594)
Total Swap Contracts	$—	$6,959,460	$—	$6,959,460

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2011	Change in Unrealized Appreciation	Balance as of December 31, 2012	Change in Unrealized Appreciation/(Depreciation) from Investments still Held at December 31, 2012
Warrant
Real Estate Investment Trusts	$0	$—	$0	$—

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$2,813,301,275
Repurchase Agreement		1,408,592,000
Affiliated investments at value (c)		1,876,427
Cash denominated in foreign currencies (d)		1,498,070
Cash		829,805
Receivable for investments sold		1,129,528
Receivable for fund shares sold		4,699,045
Dividends receivable		1,983,093
Interest receivable		6,415,351
Net variation margin on futures contracts		16,418,060
Swap interest receivable		388,504
Swaps at market value		8,485,054
Unrealized appreciation on forward foreign currency exchange contracts		3,702,025
Other assets		6,695

Total Assets		4,269,324,932

Liabilities
Payables for:
Investments purchased	$5,322,492
Fund shares redeemed	409,366
Options written at value (e)	1,797,569
Swaps at market value	1,525,594
Unrealized depreciation on forward foreign currency exchange contracts	1,631,848
Collateral for securities loaned	112,953,614
Swap interest	100,981
Accrued expenses:
Management fees	2,112,945
Distribution and service fees—Class B	862,748
Administration fees	19,332
Custodian and accounting fees	242,880
Deferred trustees’ fees	16,232
Other expenses	229,101

Total Liabilities		127,224,702

Net Assets		$4,142,100,230

Net assets represented by
Paid in surplus		$3,824,379,001
Accumulated net realized gain		88,012,083
Unrealized appreciation on investments, affiliated investments, written options contracts, futures contracts, swap contracts and foreign currency transactions		183,563,798
Undistributed net investment income		46,145,348

Net Assets		$4,142,100,230

Net Assets
Class B		$4,142,100,230
Capital Shares Outstanding*
Class B		387,190,456
Net Asset Value, Offering Price and Redemption Price Per Share
Class B		$10.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $2,645,923,295.
(b)	Includes securities loaned at value of $112,768,314.
(c)	Identified cost of affiliated investments was $1,905,215.
(d)	Identified cost of cash denominated in foreign currencies was $1,494,731.
(e)	Premiums received on written options were $2,451,136.

Consolidated§ Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$35,874,000
Dividends from affiliated investments		42,154
Interest (b)		11,247,349
Securities lending income		430,256

Total investment income		47,593,759

Expenses
Management fees	$20,386,211
Administration fees	94,615
Custodian and accounting fees	1,026,234
Distribution and service fees—Class B	8,285,921
Audit and tax services	82,364
Legal	46,325
Trustees’ fees and expenses	31,259
Shareholder reporting	239,558
Insurance	12,937
Miscellaneous	9,370

Total expenses	30,214,794

Net Investment Income		17,378,965

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		27,930,738
Futures contracts		46,941,593
Written options contracts		21,438
Swap contracts		54,335,095
Foreign currency transactions		(3,552,488)

Net realized gain		125,676,376

Net change in unrealized appreciation (depreciation) on:
Investments		153,148,739
Affiliated investments		(26,475)
Futures contracts		4,127,531
Written options contracts		653,567
Swap contracts		4,945,441
Foreign currency transactions		1,195,105

Net change in unrealized appreciation		164,043,908

Net realized and unrealized gain		289,720,284

Net Increase in Net Assets From Operations		$307,099,249

(a)	Net of foreign withholding taxes of $1,272,981.
(b)	Net of foreign withholding taxes of $2,092.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$17,378,965	$849,238
Net realized gain	125,676,376	12,576,494
Net change in unrealized appreciation	164,043,908	19,519,890

Net increase in net assets resulting from operations	307,099,249	32,945,622

Distributions to Shareholders
From net investment income
Class B	(3,105,250)	(8,921,540)
From net realized capital gains
Class B	(66,687)	(12,519,582)

Net decrease in net assets resulting from distributions	(3,171,937)	(21,441,122)

Net increase in net assets from capital share transactions	1,649,437,074	2,177,231,344

Net Increase in Net Assets	1,953,364,386	2,188,735,844

Net Assets
Net assets at beginning of period	2,188,735,844	—

Net assets at end of period	$4,142,100,230	$2,188,735,844

Undistributed net investment income at end of period	$46,145,348	$629,617

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Period Ended December 31, 2011(a)
	Shares	Value	Shares	Value
Class B
Sales	165,208,345	$1,680,426,232	223,466,237	$2,162,612,357
Reinvestments	312,506	3,171,937	2,217,282	21,441,122
Redemptions	(3,311,319)	(34,161,095)	(702,595)	(6,822,135)

Net increase	162,209,532	$1,649,437,074	224,980,924	$2,177,231,344

Increase derived from capital shares transactions		$1,649,437,074		$2,177,231,344

(a)	Commencement of operations was 5/2/2011.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2012		2011(a)
Net Asset Value, Beginning of Period	$9.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.05		0.01
Net realized and unrealized gain (loss) on investments	0.93		(0.18	)(c)

Total from investment operations	0.98		(0.17)

Less Distributions
Distributions from net investment income	(0.01)		(0.04)
Distributions from net realized capital gains	(0.00	) (d)	(0.06)

Total distributions	(0.01)		(0.10)

Net Asset Value, End of Period	$10.70		$9.73

Total Return (%) (e)	10.09		(1.72	)(f)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.91		1.01	(g)
Ratio of net expenses to average net assets (%) (h)	0.91		0.97	(g)
Ratio of net investment income to average net assets (%)	0.52		0.13	(g)
Portfolio turnover rate (%)	35		15	(f)
Net assets, end of period (in millions)	$4,142.1		$2,188.7

(a)	Commencement of operations was 5/2/2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Distributions from net realized capital gains were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AllianceBernstein Global Dynamic Allocation Portfolio (the “Portfolio”) (commenced operations on May 2, 2011), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio includes the account of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2012	% of Total Assets at December 31, 2012
AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.	5/2/2012	$55,919,544	1.3%

3. Significant Accounting Policies

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the consolidated financial statements were issued.

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, Real Estate Investment Trusts (REITs), passive foreign investment companies (PFICs), controlled foreign corporations and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

4. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with AllianceBernstein L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$20,386,211	0.700%	First $250 Million
	0.650%	$250 Million to $500 Million
	0.625%	$500 Million to $1 Billion
	0.600%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2013. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.20%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2012, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the year ended December 31, 2012 are shown as expense reimbursed by the Adviser in the Consolidated Statement of Operations, if applicable.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$312,681,276	$1,407,982,107	$32,382,320	$707,689,105

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6. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio gives the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Swaps at market value	$4,815,708
	Unrealized appreciation on futures contracts*	358,051	Unrealized depreciation on futures contracts*	$745,411
Equity	Investments at market value (a)	3,701,505
	Swaps at market value	3,669,346
	Unrealized appreciation on futures contracts*	9,964,908	Unrealized depreciation on futures contracts*	3,091,057
			Options written at value	1,797,569
Commodity			Swaps at market value	1,525,594
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,702,025	Unrealized depreciation on forward foreign currency exchange contracts	1,631,848

Total		$26,211,543		$8,791,479

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to consolidated financial statements. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Consolidated Statement of Operations Location— Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Investments (a)	$—	$(2,601,851)	$—	$—	$(2,601,851)
Forward foreign currency transactions	—	—	—	1,744,963	1,744,963
Futures contracts	3,510,744	43,430,849	—	—	46,941,593
Swap contracts	37,173,291	6,547,598	10,614,206	—	54,335,095
Written options contracts	—	21,438	—	—	21,438

	$40,684,035	$47,398,034	$10,614,206	$1,744,963	$100,441,238

Consolidated Statement of Operations Location— Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Investments (a)	$—	$715,889	$—	$—	$715,889
Forward foreign currency transactions	—	—	—	916,576	916,576
Futures contracts	(1,523,096)	5,650,627	—	—	4,127,531
Swap contracts	3,558,870	2,912,165	(1,525,594)	—	4,945,441
Written options contracts	—	653,567	—	—	653,567

	$2,035,774	$9,932,248	$(1,525,594)	$916,576	$11,359,004

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(b)
Investments (a)	$517,033
Forward foreign currency transactions	710,638,134
Futures contracts long	171,912,909
Futures contracts short	15,740,020
Swap contracts	919,102,806
Written options contracts	1,727,900

(a)	Includes options purchased which are part of investments as shown in the Consolidated Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Consolidated Statement of Operations.
(b)	Averages are based on activity levels during 2012.

7. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
01/17/13	State Street Bank and Trust	60,100	GBP	$96,835	$791
03/15/13	Barclays Bank plc	34,501,000	GBP	55,485,371	547,367
02/08/13	Barclays Bank plc	43,400,366	JPY	513,016	(11,927)
01/10/13	State Street Bank and Trust	1,045,628	MXN	80,765	77
03/15/13	Standard Chartered Bank	29,104,000	SEK	4,341,710	126,388

Net Unrealized Appreciation					$662,696

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
01/18/13	Westpac Banking Corp.	2,903,422	AUD	$3,022,172	$10,466
03/15/13	Westpac Banking Corp.	70,866,000	AUD	73,853,711	646,946
01/31/13	Royal Bank of Canada	5,077,305	CAD	5,150,807	49,378
03/15/13	Standard Chartered Bank	7,197,000	CHF	7,721,854	(157,191)
01/25/13	Citibank N.A.	5,957,621	DKK	1,042,635	(11,716)
01/17/13	Deutsche Bank AG	411,355	EUR	537,625	(5,408)

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
01/17/13	Morgan Stanley & Co., Inc.	842,354	EUR	$1,112,779	$781
01/17/13	Royal Bank of Canada	60,160,406	EUR	78,724,825	(693,425)
03/15/13	Brown Brothers Harriman & Co.	19,373,000	EUR	25,061,688	(525,856)
01/17/13	Barclays Bank plc	11,426,653	GBP	18,390,022	(171,304)
02/08/13	Barclays Bank plc	7,337,015,911	JPY	87,030,976	2,319,831
01/10/13	Royal Bank of Scotland plc	35,062,690	MXN	2,701,182	(9,658)
01/30/13	HSBC Bank USA	3,930,438	PLN	1,265,972	(315)
01/25/13	Barclays Bank plc	9,336,852	SEK	1,403,791	(31,212)
01/30/13	Barclays Bank plc	13,681,591	ZAR	1,594,034	(13,836)

Net Unrealized Appreciation					$1,407,481

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(ZAR)—	South African Rand

8. Futures Contracts

The futures contracts outstanding as of December 31, 2012 were as follows:

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation/ (Depreciation)
ASX SPI 200 Index Futures	03/21/13	199	$23,755,166	$92,414
Australian 10 Year Treasury Bond Futures	03/15/13	21	2,673,663	15,598
Canada Government Bond 10 Year Futures	03/20/13	16	2,182,005	(1,810)
Euro Stoxx 50 Index Futures	03/15/13	3,138	108,298,119	15,326
FTSE 100 Index Futures	03/15/13	796	75,807,035	(188,761)
German Euro Bobl Futures	03/07/13	20	3,358,514	15,808
German Euro Bund Futures	03/07/13	76	14,496,955	113,105
German Euro Buxl Futures	03/07/13	42	7,408,792	182,879
German Euro Schatz Futures	03/07/13	3	438,598	371
Hang Seng Index Futures	01/30/13	68	9,984,776	(38,564)
Japanese 10 Year Government Bond Mini Futures	03/11/13	28	46,730,980	(304,016)
MSCI EAFE E-Mini Index Futures	03/15/13	15	1,207,099	8,126
Russell 2000 Mini Index Futures	03/15/13	932	76,956,974	1,946,146
S&P 500 E-Mini Index Futures	03/15/13	6,588	470,644,672	(2,863,732)
S&P Midcap 400 E-Mini Index Futures	03/15/13	1,510	152,369,759	1,363,341
Topix Index Futures	03/08/13	777	70,725,465	6,539,555
U.S. Treasury Note 10 Year Futures	03/19/13	627	83,447,335	(193,491)
U.S. Treasury Note 2 Year Futures	03/28/13	309	68,106,957	17,887
Ultra Long U.S. Treasury Bond Futures	03/19/13	122	20,082,532	(246,094)
United Kingdom Long Gilt Bond Futures	03/26/13	70	13,510,168	12,403

Net Unrealized Appreciation				$6,486,491

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

9. Options Written

Call options written as of December 31, 2012 were as follows:

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Premium	Market Value	Unrealized Appreciation
S&P 500 Index	Morgan Stanley Co., Inc.	$1,550	09/21/13	(679)	$(1,776,922)	$(1,473,430)	$303,492

Put options written as of December 31, 2012 were as follows:

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Premium	Market Value	Unrealized Appreciation
S&P 500 Index	Morgan Stanley Co., Inc.	$1,250	01/19/13	(1,407)	$(340,450)	$(126,630)	$213,820
iShares MSCI Emerging Markets	Morgan Stanley Co., Inc	36	02/16/13	(15,193)	(333,764)	(197,509)	136,255

					$(674,214)	$(324,139)	$350,075

The Portfolio transactions in options written during the year ended December 31, 2012 were as follows:

Call Options	Notional Amount	Premium received
Options outstanding December 31, 2011	—	$—
Options written	67,900	1,776,922
Options bought back	—	—

Options outstanding December 31, 2012	67,900	$1,776,922

Put Options	Notional Amount	Premium received
Options outstanding December 31, 2011	—	$—
Options written	1,801,000	1,015,390
Options bought back	(141,000)	(341,176)

Options outstanding December 31, 2012	1,660,000	$674,214

10. Swap Agreements

Open interest rate swap agreements as of December 31, 2012 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Pay	3-Month USD-LIBOR	1.850%	12/24/22	JPMorgan Chase Bank, N.A.	1,028,470,000	USD	$4,815,708	$—	$4,815,708

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Open equity total return swap agreements as of December 31, 2012 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	—	0.1600%	03/15/13	JPMorgan Chase Bank, N.A.	Dow Jones-UBS Commodity Index 2 Month Forward	(39,961,237)	USD	$(386,333)	$—	$(386,333)
Receive	—	0.1600%	03/15/13	JPMorgan Chase Bank, N.A.	Dow Jones-UBS Commodity Index 2 Month Forward	(117,842,117)	USD	(1,139,261)	—	(1,139,261)
Pay	1-Month USD-LIBOR	0.4907%	02/15/13	UBS AG	FTSE EPRA/NAREIT Developed Real Estate Index	(72,938,408)	USD	1,343,205	—	1,343,205
Pay	1-Month USD-LIBOR	0.2107%	03/15/13	JPMorgan Chase Bank, N.A.	FTSE EPRA/NAREIT Developed Real Estate Index	(4,169,004)	USD	76,775	—	76,775
Pay	1-Month USD-LIBOR	0.6597%	12/23/13	UBS AG	MSCI Emerging Markets	(82,200,191)	USD	2,249,366	—	2,249,366

Totals								$2,143,752	$—	$2,143,752

Securities in the amount of $3,921,591 have been received at the custodian bank as collateral for swap contracts.

11. Transactions in Securities of Affiliated Issuers

A summary of Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2012 was as follows:

Security Description	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012	Realized Gain on shares sold	Income For Year Ended December 31, 2012
MetLife, Inc.	34,265	22,700	—	56,965	$—	$42,154

12. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

13. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

14. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$3,158,007	$16,964,236	$13,930	$4,476,886	$3,171,937	$21,441,122

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total
$146,119,578	$11,138,141	$160,447,272	$317,704,991

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

15. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of AllianceBernstein Global Dynamic Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AllianceBernstein Global Dynamic Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related consolidated statements of operations for the year then ended and consolidated statement of changes in net assets, and the consolidated financial highlights for the year then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and consolidated financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Dynamic Allocation Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

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Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-46

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the AllianceBernstein Global Dynamic Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-47

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-48

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the AllianceBernstein Global Dynamic Allocation Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index for the one-year period ended October 31, 2012, and underperformed its blended benchmark for the one-year period ended October 31, 2012. The Board also noted that the Portfolio commenced operations on April 29, 2011. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the AllianceBernstein Global Dynamic Allocation Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the Expense Group median and below the Expense Universe median and Sub-advised Expense Universe median and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and the Expense Universe median, and below the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board also noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for shareholders to benefit from the lower sub-advisory fee effective January 1, 2013. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith

MIST-49

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the AllianceBernstein Global Dynamic Allocation Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that

MIST-50

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-51

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-52

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 13.80% and 13.53%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 11.24% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The global capital markets persevered over the course of 2012, further perpetuating the fundamental macroeconomic improvements that began in 2011 following the height of the financial and European crises of years past. As the year commenced, a sense of pessimism permeated the markets as the domestic housing market was largely hampered by declining home prices and a shortage of willing mortgage lenders. Meanwhile, investor sentiment towards Europe conveyed the perception of a region on the precipice of economic failure. By the end of the year, however, concerns over a tail risk event subsided to some extent as further accommodative fiscal and monetary policy initiatives were embraced by both the United States (“U.S.”) and Europe. More specifically, the unparalleled levels of quantitative easing instituted by central banks, in conjunction with significant flows into fixed income and yield oriented equity investment vehicles drove interest rates to near all-time lows. In Japan, the tepid recovery from the earthquake and tsunami aftermath prompted the Bank of Japan to expand its asset purchase program late in the year. Within the U.S., favorable trends in housing and unemployment underscored the notion of a broad-based recovery, while traction in Europe persisted, albeit at a more tempered pace given the substantial fragmentation that still exists between the core and peripheral nations. Emerging market economies exhibited resiliency in 2012 following the retrenchment of the previous year when apprehension surrounding unsustainable growth and a credit bubble were at the forefront of investors’ minds. As the year drew to a close, fiscal cliff deliberations ultimately culminated in an extension of the Bush-era tax cuts for lower and middle income households, although more prominent matters such as the upcoming debt ceiling deliberations remain unresolved.

The vast majority of risk assets concluded the year in positive territory with double digit returns exhibited by global credit and equity markets. With the exception of Japan, this was also the case across all major global equity classes, with the U.S. (16.0%) trailing both Europe (19.1%) and Emerging Markets (18.2%) as measured by the S&P 500, MSCI Europe, and MSCI Emerging Market indices respectively. Concerning U.S. equity markets, value stocks produced superior returns relative to growth stocks over the trailing one year period across all market capitalizations, while small cap indices represented the starkest example of this in 2012. At year end, the Financials and Consumer Discretionary sectors proved to be the best performing sectors on a global scale as well as in the U.S. As it relates to foreign exchange markets, the Euro and most other global currencies appreciated in the latter half of the year compared to the weaker U.S. dollar due to diminishing risk aversion. Nevertheless, for the entire year currency had a neutral impact on the foreign investments held by U.S. dollar investors.

Within fixed income, High Yield credit as measured by the Barclays U.S. Corporate High Yield Index produced enhanced returns relative to the Barclays U.S. Aggregate Bond Index; 15.8% to 4.2% as the yield spread between high yield bonds and U.S. Treasury securities compressed. Overall, Emerging Market Debt proved to be the top performing fixed income asset class, returning 16.8% as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index. The past year also saw the capital markets experience dramatically lower volatility when contrasted to the prior two calendar years. This occurred not only in stocks, but also in numerous other areas such as commodities, corporate credit, foreign exchange and interest rates. With respect to commodities specifically, precious metals and agriculture were the top performing sectors in the space, whereas Energy did not perform as well as the broader asset class during the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Balanced Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) during the first eleven months of 2012 to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities. Starting in December, the Portfolio began to also invest in several retail mutual funds offered by the Capital Research and Management Company, the adviser to both the AFIS and retail mutual funds. The Portfolio’s broad asset class goals did not change. The expansion of the universe of underlying portfolios was done to improve the diversification of the Portfolio.

While the Portfolio did not have a formal asset class goal for cash, it did hold a cumulative cash position of about 8% through its underlying portfolios. This residual cash position helped in months of equity market decline (May and October), but had a cumulative negative impact for the entire year as cash instruments returned much less than both stocks and bonds. The AFIS U.S. Government/AAA-Rated Securities Fund’s focus on bonds with very high credit ratings hurt relative performance in a period that favored lower quality bonds. The Portfolio was able to overcome these asset allocation factors with strong overall security selection by most of the other individual underlying portfolios.

The two primary underlying domestic equity portfolios, the AFIS Growth Fund and the AFIS Growth-Income Fund, were the biggest contributors to both the Portfolio’s absolute and relative return. They both outperformed the broad domestic equity indices despite holding significant cash positions. The AFIS Growth-Income Fund, the Portfolio’s single largest position, benefitted from very good stock selection in the Consumer Discretionary and Health Care sectors. In Consumer Discretionary, it held an overweight in cable television operators Time Warner Cable and Comcast Corp; in Health Care it owned biotechnology companies Gilead Sciences and Amgen, as

MIST-1

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

well as Illumina, which develops genetic testing systems. The AFIS Growth Fund’s good relative performance was driven by both good sector allocation and good security selection. It held an overweight in the economically sensitive Consumer Discretionary sector and a corresponding underweight in the Consumer Staples sector. Its stock selection was strongest in the Health Care Sector, where it held overweight positions in biopharmaceutical companies Gilead Sciences and Regeneron Pharmaceuticals. The Portfolio also benefited from holding Spanish blood product company Grifols, SA. The AFIS International Fund also aided relative performance through good selection in the Industrial sector (Irish discount airline Ryanair Holdings and French business services company Bureau Veritas) and the Telecommunication Services sector (Mtn Group, Ltd., a South African cellular network company with operations mostly in Africa and the Middle East). In addition, a large underweight to Japan also helped the AFIS International Fund’s relative returns.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

AMERICAN FUNDS® BALANCED ALLOCATION PORTFOLIO MANAGED BY

METLIFE ADVISERS, LLC VS. DOW JONES MODERATE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	Since Inception[3]
American Funds® Balanced Allocation Portfolio
Class B	13.80	3.16
Class C	13.53	2.86
Dow Jones Moderate Index[1]	11.24	3.98

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B and Class C shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
American Funds Growth-Income Fund (Class 1)	28.6
American Funds Growth Fund (Class 1)	18.0
American Funds U.S. Government /AAA — Rated Securities Fund (Class 1)	12.7
American Funds Bond Fund (Class 1)	10.4
American Funds International Fund (Class 1)	7.6
American Funds High-Income Bond Fund (Class 1)	4.8
American Funds New World Fund (Class 1)	3.1
American Funds Global Small Capitalization Fund (Class 1)	3.1
American Funds Global Bond Fund (Class 1)	2.2
American Funds Fundamental Investors Fund (Class R-6)	2.0

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Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds® Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class B(a)	Actual	0.51%	$1,000.00	$1,071.40	$2.66
	Hypothetical*	0.51%	$1,000.00	$1,022.57	$2.59

Class C(a)	Actual	0.81%	$1,000.00	$1,070.80	$4.22
	Hypothetical*	0.81%	$1,000.00	$1,021.06	$4.12

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	4,057,988	$88,342,393
American Funds American Mutual Fund (Class R-6)	3,097,676	87,850,087
American Funds Blue Chip Income and Growth Fund (Class 1)	8,791,646	88,356,043
American Funds Bond Fund (Class 1) (a)	40,588,586	458,245,139
American Funds Fundamental Investors Fund (Class R-6)	2,167,964	88,409,565
American Funds Global Bond Fund (Class 1)	7,981,334	98,330,040
American Funds Global Small Capitalization Fund (Class 1)	6,696,988	135,011,274
American Funds Growth Fund (Class 1)	12,969,801	789,860,877
American Funds Growth-Income Fund (Class 1) (a)	32,556,503	1,252,774,244
American Funds High-Income Bond Fund (Class 1) (a)	18,814,847	209,973,691
American Funds International Fund (Class 1)	18,937,849	334,821,173
American Funds International Growth and Income Fund (Class 1) (a)	4,329,817	66,202,906

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1) (a)	5,946,605	$136,355,649
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	43,589,923	555,771,515

Total Mutual Funds (Cost $3,904,443,935)		4,390,304,596

Total Investments—100.1% (Cost $3,904,443,935) (b)		4,390,304,596
Other assets and liabilities (net)—(0.1)%		(2,384,237)

Net Assets—100.0%		$4,387,920,359

(a)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $3,937,300,571. The aggregate unrealized appreciation and depreciation of investments were $454,176,100 and $(1,172,075), respectively, resulting in net unrealized appreciation of $453,004,025 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,390,304,596	$—	$—	$4,390,304,596
Total Investments	$4,390,304,596	$—	$—	$4,390,304,596

See accompanying notes to financial statements.

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Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$1,710,981,452
Affiliated investments at value (b)		2,679,323,144
Receivable for investments sold		1,256,783
Receivable for fund shares sold		146,547
Other assets		9,598

Total Assets		4,391,717,524

Liabilities
Payables for:
Investments purchased	$1,956
Fund shares redeemed	1,401,374
Accrued Expenses:
Management fees	217,042
Distribution and service fees—Class B	613
Distribution and service fees—Class C	2,036,728
Administration fees	3,666
Custodian and accounting fees	4,133
Deferred trustees’ fees	35,625
Other expenses	96,028

Total Liabilities		3,797,165

Net Assets		$4,387,920,359

Net assets represented by
Paid in surplus		$3,586,127,610
Accumulated net realized gain		252,499,302
Unrealized appreciation on investments and affiliated investments		485,860,661
Undistributed net investment income		63,432,786

Net Assets		$4,387,920,359

Net Assets
Class B		$2,950,337
Class C		4,384,970,022
Capital Shares Outstanding*
Class B		280,684
Class C		420,137,144
Net Asset Value, Offering Price and Redemption Price Per Share
Class B		$10.51
Class C		10.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,501,090,744.
(b)	Identified cost of affiliated investments was $2,403,353,191.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from Underlying Portfolios		$21,412,198
Dividends from Affiliated Underlying Portfolios		61,208,317

Total investment income		82,620,515
Expenses
Management fees	$2,535,380
Administration fees	22,000
Custodian and accounting fees	24,800
Distribution and service fees—Class B	6,393
Distribution and service fees—Class C	23,750,118
Audit and tax services	26,698
Legal	28,320
Trustees’ fees and expenses	28,816
Shareholder reporting	189,246
Insurance	7,137
Miscellaneous	22,587

Total expenses	26,641,495

Net Investment Income		55,979,020

Net Realized and Unrealized Gain
Net realized gain on:
Investments		104,718,466
Affiliated Investments		174,525,017
Capital gain distributions from Underlying Portfolios		762,548
Capital gain distributions from Affiliated Underlying Portfolios		15,618,933

Net realized gain		295,624,964

Net change in unrealized appreciation on:
Investments		94,307,726
Affiliated investments		92,773,351

Net change in unrealized appreciation		187,081,077

Net realized and unrealized gain		482,706,041

Net Increase in Net Assets From Operations		$538,685,061

See accompanying notes to financial statements.

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Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$55,979,020	$64,704,750
Net realized gain	295,624,964	53,816,420
Net change in unrealized appreciation (depreciation)	187,081,077	(219,705,025)

Net increase (decrease) in net assets resulting from operations	538,685,061	(101,183,855)

Distributions to Shareholders
From net investment income
Class B	(48,076)	(25,798)
Class C	(73,001,962)	(50,842,682)
From net realized capital gains
Class B	(24,476)	(962)
Class C	(44,300,244)	(2,238,552)

Net decrease in net assets resulting from distributions	(117,374,758)	(53,107,994)

Net increase (decrease) in net assets from capital share transactions	(114,943,991)	665,683,054

Net increase in net assets	306,366,312	511,391,205

Net Assets
Net assets at beginning of period	4,081,554,047	3,570,162,842

Net assets at end of period	$4,387,920,359	$4,081,554,047

Undistributed net investment income at end of period	$63,432,786	$73,024,778

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class B
Sales	81,474	$822,344	87,371	$848,438
Reinvestments	7,291	72,552	2,642	26,760
Redemptions	(24,601)	(248,428)	(25,344)	(242,627)

Net increase	64,164	$646,468	64,669	$632,571

Class C
Sales	14,614,114	$146,218,328	85,893,691	$850,406,983
Reinvestments	11,848,708	117,302,206	5,265,995	53,081,234
Redemptions	(37,813,970)	(379,110,993)	(24,661,285)	(238,437,734)

Net increase (decrease)	(11,351,148)	$(115,590,459)	66,498,401	$665,050,483

Increase (decrease) derived from capital shares transactions		$(114,943,991)		$665,683,054

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2012	2011	2010		2009	2008(a)
Net Asset Value, Beginning of Period	$9.52	$9.84	$8.87		$6.82	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.18	0.20	0.22		0.24	0.08
Net realized and unrealized gain (loss) on investments	1.11	(0.36)	0.87		1.81	(3.00)

Total from investment operations	1.29	(0.16)	1.09		2.05	(2.92)

Less Distributions
Distributions from net investment income	(0.20)	(0.15)	(0.12)		0.00	(0.26)
Distributions from net realized capital gains	(0.10)	(0.01)	(0.00	)(c)	0.00	(0.00	)(c)

Total distributions	(0.30)	(0.16)	(0.12)		0.00	(0.26)

Net Asset Value, End of Period	$10.51	$9.52	$9.84		$8.87	$6.82

Total Return (%) (d)	13.80	(1.79)	12.40		30.06	(29.20	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (g)	0.32	0.32	0.33		0.36	0.78	(f)
Ratio of net expenses to average net assets (%) (g)(h)	0.32	0.32	0.33		0.35	0.35	(f)
Ratio of net investment income to average net assets (%) (i)	1.78	2.06	2.38		2.99	1.32	(f)
Portfolio turnover rate (%)	14	7	6		6	12	(e)
Net assets, end of period (in millions)	$3.0	$2.1	$1.5		$0.6	$0.1

	Class C
	Year Ended December 31,
	2012	2011	2010		2009	2008(a)
Net Asset Value, Beginning of Period	$9.45	$9.78	$8.82		$6.82	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.13	0.16	0.17		0.17	0.36
Net realized and unrealized gain (loss) on investments	1.13	(0.36)	0.89		1.83	(3.28)

Total from investment operations	1.26	(0.20)	1.06		2.00	(2.92)

Less Distributions
Distributions from net investment income	(0.17)	(0.12)	(0.10)		0.00	(0.26)
Distributions from net realized capital gains	(0.10)	(0.01)	(0.00	)(c)	0.00	(0.00	)(c)

Total distributions	(0.27)	(0.13)	(0.10)		0.00	(0.26)

Net Asset Value, End of Period	$10.44	$9.45	$9.78		$8.82	$6.82

Total Return (%) (d)	13.53	(2.13)	12.16		29.33	(29.20	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (g)	0.62	0.62	0.63		0.66	0.70	(f)
Ratio of net expenses to average net assets (%) (g)(h)	0.62	0.62	0.63		0.65	0.65	(f)
Ratio of net investment income to average net assets (%) (i)	1.30	1.60	1.85		2.19	6.70	(f)
Portfolio turnover rate (%)	14	7	6		6	12	(e)
Net assets, end of period (in millions)	$4,385.0	$4,079.5	$3,568.7		$1,998.3	$545.4

(a)	Commencement of operations was 4/28/2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(i)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

MIST-9

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$2,535,380	0.100%	First $500 Million
	0.075%	$500 Million to $1 Billion
	0.050%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$587,560,044	$—	$747,327,808

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying

MIST-10

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the year ended December 31, 2012 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
American Funds Bond Fund (Class 1)	38,505,387	4,205,710	(2,122,511)	40,588,586
American Funds Growth-Income Fund (Class 1)	43,140,269	640,278	(11,224,044)	32,556,503
American Funds High-Income Bond Fund (Class 1)	19,958,752	1,375,082	(2,518,987)	18,814,847
American Funds International Growth and Income Fund (Class 1)	—	4,329,817	—	4,329,817
American Funds New World Fund (Class 1)	5,978,715	199,540	(231,650)	5,946,605
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	42,326,492	2,896,736	(1,633,305)	43,589,923

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2012
American Funds Bond Fund (Class 1)	$3,611,245	$—	$12,224,039	$458,245,139
American Funds Growth-Income Fund (Class 1)	159,675,202	—	23,884,753	1,252,774,244
American Funds High-Income Bond Fund (Class 1)	8,393,976	—	14,968,653	209,973,691
American Funds International Growth and Income Fund (Class 1)	—	—	1,543,380	66,202,906
American Funds New World Fund (Class 1)	1,542,881	—	1,639,006	136,355,649
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	1,301,713	15,618,933	6,948,486	555,771,515

	$174,525,017	$15,618,933	$61,208,317	$2,679,323,144

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$73,050,038	$50,868,480	$44,324,720	$2,239,514	$117,374,758	$53,107,994

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$63,468,412	$285,355,937	$453,004,025	$—	$801,828,374

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-11

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-12

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Balanced Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Balanced Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Balanced Allocation Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-13

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-14

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-15

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the American Funds Balanced Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the American Funds Balanced Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the American Funds Balanced Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-16

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

MIST-17

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Balanced Allocation Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and underperformed its Lipper Index for the one-year period ended June 30, 2012, and underperformed the median of its Performance Universe and Lipper Index for the three-year period ended June 30, 2012. The Board also considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year period ended October 31, 2012, and slightly underperformed its benchmark for the three-year period ended October 31, 2012. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions, as well as the peer group in which the Portfolio was placed for comparative purposes. Based on its review, the Board concluded that the Portfolio’s overall performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Balanced Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fee was below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had reduced its advisory fee through the implementation of additional breakpoints, which became effective on November 12, 2009. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to

MIST-18

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Balanced Allocation Portfolio, the Board noted that management had previously implemented breakpoints with respect to the Portfolio’s advisory fee that reduce the advisory fee rate on assets above certain specified levels. The Board considered that the Portfolio’s fee levels decline as the Portfolio’s assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-19

Met Investors Series Trust

American Funds® Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the American Funds of Funds and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolios is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolios invest and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolios and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-20

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-21

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

For the year ended December 31, 2012, the Portfolio had a return of 4.92% for Class C versus 4.21% for its benchmark, the Barclays U.S. Aggregate Bond Index1.

AMERICAN FUNDS® BOND PORTFOLIO MANAGED BY

METLIFE ADVISERS, LLC VS. BARCLAYS U.S. AGGREGATE BOND INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year[3]	10 Year[3]
American Funds® Bond Portfolio
Class C	4.92	3.55	4.56
Barclays U.S. Aggregate Bond Index[1]	4.21	5.95	5.18

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, the five year and ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

MIST-1

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class C(a)	Actual	0.77%	$1,000.00	$1,020.30	$3.91
	Hypothetical*	0.77%	$1,000.00	$1,021.27	$3.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

MIST-2

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Schedule of Investments as of December 31, 2012

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Bond Fund (Class 1) (a) (Cost $458,455,015)	42,622,682	$481,210,083

Total Investments—100.1% (Cost $458,455,015) (b)		481,210,083
Other assets and liabilities (net)—(0.1)%		(319,382)

Net Assets—100.0%		$480,890,701

(a)	Affiliated Issuer. A Fund of the American Funds Insurance Series.
(b)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $458,784,376. The aggregate and net unrealized appreciation of investments was $22,425,707 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$481,210,083	$—	$—	$481,210,083
Total Investments	$481,210,083	$—	$—	$481,210,083

See accompanying notes to financial statements.

MIST-3

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Statement of Assets and Liabilities

December 31, 2012

Assets
Affiliated investments at value (a)		$481,210,083
Receivable for investments sold		169,945
Receivable for fund shares sold		2,021
Other assets		1,089

Total Assets		481,383,138

Liabilities
Payables for:
Fund shares redeemed	$171,967
Accrued Expenses:
Distribution and service fees—Class C	224,327
Administration fees	3,666
Custodian and accounting fees	4,133
Deferred trustees’ fees	35,625
Other expenses	52,719

Total Liabilities		492,437

Net Assets		$480,890,701

Net assets represented by
Paid in surplus		$439,024,767
Accumulated net realized gain		8,945,187
Unrealized appreciation on affiliated investments		22,755,068
Undistributed net investment income		10,165,679

Net Assets		$480,890,701

Net Assets
Class C		$480,890,701
Capital Shares Outstanding*
Class C		45,609,949
Net Asset Value, Offering Price and Redemption Price Per Share
Class C		$10.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $458,455,015.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from Master Fund		$13,053,217

Total investment income		13,053,217
Expenses
Administration fees	$21,999
Custodian and accounting fees	24,800
Distribution and service fees—Class C	2,683,224
Audit and tax services	26,448
Legal	28,321
Trustees’ fees and expenses	28,815
Shareholder reporting	44,240
Insurance	3,601
Miscellaneous	1,018

Total expenses	2,862,466

Net Investment Income		10,190,751

Net Realized and Unrealized Gain
Net realized gain on affiliated investments		9,274,560

Net change in unrealized appreciation on affiliated investments		4,148,384

Net realized and unrealized gain		13,422,944

Net Increase in Net Assets From Operations		$23,613,695

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$10,190,751	$12,490,414
Net realized gain	9,274,560	2,347,333
Net change in unrealized appreciation	4,148,384	10,524,418

Net increase in net assets resulting from operations	23,613,695	25,362,165

Distributions to Shareholders
From net investment income
Class C	(12,499,181)	(9,384,282)
From net realized capital gains
Class C	(2,428,856)	(599)

Net decrease in net assets resulting from distributions	(14,928,037)	(9,384,881)

Net increase in net assets from capital share transactions	122,001	82,412,435

Net increase in net assets	8,807,659	98,389,719

Net Assets
Net assets at beginning of period	472,083,042	373,693,323

Net assets at end of period	$480,890,701	$472,083,042

Undistributed net investment income at end of period	$10,165,679	$12,474,109

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class C
Sales	7,320,568	$76,505,581	15,112,842	$152,560,059
Reinvestments	1,457,816	14,928,037	947,968	9,384,881
Redemptions	(8,742,410)	(91,311,617)	(7,823,489)	(79,532,505)

Net increase	35,974	$122,001	8,237,321	$82,412,435

Increase derived from capital shares transactions		$122,001		$82,412,435

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2012	2011		2010	2009		2008(a)
Net Asset Value, Beginning of Period	$10.36	$10.01		$9.62	$8.58		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.22	0.29		0.33	0.41		0.87
Net realized and unrealized gain (loss) on investments	0.28	0.28		0.25	0.63		(1.83)

Total from investment operations	0.50	0.57		0.58	1.04		(0.96)

Less Distributions
Distributions from net investment income	(0.27)	(0.22)		(0.19)	(0.00	)(c)	(0.46)
Distributions from net realized capital gains	(0.05)	(0.00	)(d)	0.00	0.00		0.00

Total distributions	(0.32)	(0.22)		(0.19)	(0.00	)(c)	(0.46)

Net Asset Value, End of Period	$10.54	$10.36		$10.01	$9.62		$8.58

Total Return (%) (e)	4.92	5.79		6.10	12.12		(9.61	)(f)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (h)	0.59	0.59		0.65	0.69		1.05	(g)
Ratio of net expenses to average net assets (%) (h)(i)	0.59	0.59		0.65	0.65		0.65	(g)
Ratio of net investment income to average net assets (%)	2.09	2.81		3.34	4.42		13.82	(g)
Portfolio turnover rate (%)	11	8		2	1		6	(f)
Net assets, end of period (in millions)	$480.9	$472.1		$373.7	$191.4		$36.1

(a)	Commencement of operations was 4/28/2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Distributions from net realized capital gains were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.
(i)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio) (the “Portfolio”), which is diversified. On January 7, 2013, the Portfolio’s investment in the Bond Fund (“Master Fund”) was withdrawn and J.P. Morgan Investment Management Inc. was hired as the subadviser to the Portfolio, and the name of the Portfolio was changed from the American Funds Bond Portfolio to JPMorgan Core Bond Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. At December 31, 2012 Class C Shares were offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Bond Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2012, the Portfolio owned approximately 5.37% of the Master Fund.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. The Portfolio has no permanent book-tax differences at December 31, 2012.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio

MIST-7

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.550%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$55,492,736	$—	$60,076,437

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Master Fund in which it invests.

MIST-8

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$12,499,181	$9,384,282	$2,428,856	$599	$14,928,037	$9,384,881

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$10,201,305	$9,274,548	$22,425,707	$—	$41,901,560

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

9. Subsequent Events

At a meeting held on November 12-13, 2012, the Board of Trustees of Met Investors Series Trust approved withdrawing the American Funds® Bond Portfolio’s (the “Portfolio”) investment in the Bond Fund (the “MasterFund”), a series of American Fund insurance Series, and hiring J.P. Morgan Investment Management Inc. (“JPMIM”) as the Portfolio’s subadviser effective January 7, 2013, pursuant to a new subadvisory agreement between the Adviser and JPMIM. Until January 7, 2013, the Portfolio, which operated as a “feeder fund,” invested all of its assets in shares of the Master Fund, which is managed by Capital Research and Management Company. Effective January 7, 2013, JPMIM began investing the Portfolio’s assets directly in investment securities. Also as of that date, the name of the Portfolio changed to JPMorgan Core Bond Portfolio and Class C shares of the Portfolio were redesignated to Class B shares. On or about March 1, 2013, the Portfolio will begin offering Class A shares. The Adviser has contractually agreed, for the period January 7, 2013 through April 30, 2013, to reduce the management fee for each class of the Portfolio to the annual rate of 0.42% of the Portfolio’s average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2013, only with the approval of the Board of Trustees of the Portfolio.

MIST-9

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Core Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of JPMorgan Core Bond Portfolio (formerly known as American Funds Bond Portfolio), one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JPMorgan Core Bond Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-10

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-11

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-12

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the American Funds Bond Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio), a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” a stand-by Advisory Agreement was approved at the November 12-13, 2012 meeting for the American Funds Bond Portfolio in the event it no longer invests all of its assets in its American Funds Insurance Series master fund.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-13

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less

MIST-14

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Bond Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series, which in turn purchases investment securities. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one- and three-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the one- and three-year periods ended October 31, 2012. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions, as well as any actions taken to address the Portfolio’s performance. The Board also took into account the peer group used for comparative purposes. The Board also considered that effective on or about January 7, 2013, the Portfolio would cease to operate in a master-feeder structure and that in connection with this change the Adviser would assume responsibility for the management of the Portfolio, and a Sub-Adviser would be appointed. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Bond Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees), which reflected the expenses of the underlying master fund, were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio does not currently pay an advisory fee under the stand-by Advisory Agreement but would begin to do so when the Portfolio no longer invests its assets in a master fund, on or about January 7, 2013. The Board noted, however, that the Portfolio’s contractual management fee under the stand-by Advisory Agreement would be equal to the normalized median of the Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory fee under the stand-by Advisory Agreement is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with

MIST-15

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Bond Portfolio, the Board noted that the Portfolio’s advisory fee under the stand-by Advisory Agreement does not contain breakpoints. The Board noted, however, that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size and the fact that the Portfolio is not currently paying the advisory fee. The Board concluded that the advisory fee structure for the Portfolio was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

MIST-16

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-17

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Board of Trustees’ Consideration of the Subadvisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust, MetLife Advisers, LLC (“MetLife Advisers”), J.P. Morgan Investment Management Inc. (“JPMIM”) or MetLife Investors Distribution Company (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the investment subadvisory agreement between MetLife Advisers, the investment adviser to the Trust, and JPMIM for the American Funds® Bond Portfolio (to be renamed the JPMorgan Core Bond Portfolio) (the “Portfolio”) (the “New Subadvisory Agreement”). Representatives of management informed the Board that, if approved by the Board, the New Subadvisory Agreement would become effective on January 7, 2013.

In considering the New Subadvisory Agreement, the Board reviewed a variety of materials provided by MetLife Advisers and JPMIM relating to the Portfolio and JPMIM, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services to be provided by JPMIM under the New Subadvisory Agreement. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by JPMIM to the JPMorgan Global Active Allocation Portfolio (the “JPMIM Portfolio”), a series of the Trust managed by JPMIM. In considering the approval of the New Subadvisory Agreement, the Board took into account certain information and materials relating to JPMIM that the Board received and considered in connection with its recent approval of the subadvisory agreement of the JPMIM Portfolio between MetLife Advisers and JPMIM that occurred at the February 14-15, 2012 meeting. The consideration of the JPMIM Portfolio’s subadvisory agreement involved a lengthy process which included a presentation regarding the JPMIM Portfolio from JPMIM on January 20, 2012, during which representatives of MetLife Advisers and JPMIM responded to questions from the Independent Trustees.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Independent Trustees discussed the proposed approval of the New Subadvisory Agreement in a private session with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the New Subadvisory Agreement with JPMIM with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by JPMIM; (2) the performance of the Portfolio and a variable fund managed by JPMIM (“JPMIM Fund”), which is managed in substantially the same manner as the Portfolio would be managed, as compared to a peer group and an appropriate index; (3) JPMIM’s personnel and operations; (4) the financial condition of JPMIM; (5) the level and method of computing the Portfolio’s proposed subadvisory fee; (6) the anticipated profitability of JPMIM under the New Subadvisory Agreement; (7) any “fall-out” benefits that may accrue to JPMIM and its affiliates (i.e., ancillary benefits that may be realized by JPMIM or its affiliates from JPMIM’s relationship with the Trust); (8) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by JPMIM to the Portfolio, the Board considered information provided to the Board by JPMIM, including JPMIM’s Form ADV, as well as information presented throughout the past year in connection with JPMIM’s management of the JPMIM Portfolio. The Board considered JPMIM’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed JPMIM’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of JPMIM’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered, among other things, JPMIM’s compliance program and its disciplinary history. The Board noted JPMIM’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the Trust’s Chief Compliance Officer and his staff would be conducting regular, periodic compliance reviews with JPMIM and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of JPMIM and procedures reasonably designed by JPMIM to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of JPMIM.

The Board considered JPMIM’s investment process and philosophy. The Board took into account that JPMIM’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed JPMIM’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also took into consideration that MetLife Advisers was recommending that the Portfolio withdraw its assets from the master fund in which it currently invests and instead invest directly in securities selected by JPMIM.

MIST-18

Met Investors Series Trust

JPMorgan Core Bond Portfolio (formerly American Funds® Bond Portfolio)

Board of Trustees’ Consideration of the Subadvisory Agreement—(Continued)

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by JPMIM were satisfactory and that there was a reasonable basis on which to conclude that JPMIM would provide a high quality of investment services to the Portfolio.

Performance. The Board considered the performance of the Portfolio as described in the quarterly reports prepared by management. The Board noted that MetLife Advisers reviews with the Board on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In reviewing the Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series, which in turn purchases investment securities. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its performance universe and Lipper index for the one- and three-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the one- and three-year periods ended October 31, 2012. The Trustees took into account that the portfolio managers who managed the JPMIM Fund were expected to manage the Portfolio. Among other data relating specifically to the JPMIM Fund, the Board noted that the JPMIM Fund had outperformed its benchmark index for the one-, three- and five-year periods ended September 30, 2012. In addition, the Trustees took into consideration the similarities and differences in principal investment strategies between the Portfolio and the JPMIM Fund. Based on its review, the Board concluded that the selection of JPMIM as subadviser for the Portfolio was appropriate given the comparative performance records of the Portfolio and the JPMIM Fund.

Fees and expenses. The Board considered the subadvisory fee payable under the New Subadvisory Agreement. The Board noted that the proposed subadvisory fee for the Portfolio would be paid by MetLife Advisers, not the Portfolio, out of the management fee. The Board noted that MetLife Advisers negotiated such fees at arm’s length. In evaluating the proposed subadvisory fee payable under the New Subadvisory Agreement, the Board considered subadvisory fees payable for subadvisory services provided to other portfolios of the Trust. In considering these other subadvisory fees, the Board took into account the differences required to manage different types of portfolios.

Profitability. In considering the anticipated profitability to JPMIM and its affiliates of their relationships with the Portfolio, the Board noted that the proposed subadvisory fee under the New Subadvisory Agreement would be paid by MetLife Advisers, not the Portfolio, out of the management fee that it would receive under the management agreement with the Trust. The Board also relied on the ability of MetLife Advisers to negotiate the New Subadvisory Agreement and the fee thereunder at arm’s length.

Economies of scale. The Board also considered the effect of the Portfolio’s growth in size on its performance and fees. Although the management fee and proposed subadvisory fee did not contain breakpoints, the Board noted that if the Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the management fee structure for the Portfolio was reasonable.

Other factors. The Board considered other benefits that may be realized by JPMIM and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to JPMIM and its affiliates by virtue of JPMIM’s relationship to the Portfolio were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolio and the anticipated commitment of JPMIM to the Portfolio.

The Board also took into account the expected transaction costs to the Portfolio of the change in subadviser and associated restructuring of the Portfolio and concluded that the potential benefits from changing subadvisers outweighed those costs. The Board also took into consideration that MetLife Advisers had agreed to waive a portion of its management fee in connection with the restructuring of the Portfolio and the appointment of JPMIM as the Portfolio’s subadviser.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and JPMIM’s affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and JPMIM in connection with the services to be provided to the Trust and the various relationships that JPMIM and its affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the approval of the New Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the New Subadvisory Agreement with respect to the Portfolio.

MIST-19

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-20

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 16.54% and 16.16%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 13.97% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The global capital markets persevered over the course of 2012, further perpetuating the fundamental macroeconomic improvements that began in 2011 following the height of the financial and European crises of years past. As the year commenced, a sense of pessimism permeated the markets as the domestic housing market was largely hampered by declining home prices and a shortage of willing mortgage lenders. Meanwhile, investor sentiment towards Europe conveyed the perception of a region on the precipice of economic failure. By the end of the year, however, concerns over a tail risk event subsided to some extent as further accommodative fiscal and monetary policy initiatives were embraced by both the United States (“U.S.”) and Europe. More specifically, the unparalleled levels of quantitative easing instituted by central banks, in conjunction with significant flows into fixed income and yield oriented equity investment vehicles drove interest rates to near all-time lows. In Japan, the tepid recovery from the earthquake and tsunami aftermath prompted the Bank of Japan to expand its asset purchase program late in the year. Within the U.S., favorable trends in housing and unemployment underscored the notion of a broad-based recovery, while traction in Europe persisted, albeit at a more tempered pace given the substantial fragmentation that still exists between the core and peripheral nations. Emerging market economies exhibited resiliency in 2012 following the retrenchment of the previous year when apprehension surrounding unsustainable growth and a credit bubble were at the forefront of investors’ minds. As the year drew to a close, fiscal cliff deliberations ultimately culminated in an extension of the Bush-era tax cuts for lower and middle income households, although more prominent matters such as the upcoming debt ceiling deliberations remain unresolved.

The vast majority of risk assets concluded the year in positive territory with double digit returns exhibited by global credit and equity markets. With the exception of Japan, this was also the case across all major global equity classes, with the U.S. (16.0%) trailing both Europe (19.1%) and Emerging Markets (18.2%) as measured by the S&P 500, MSCI Europe, and MSCI Emerging Market indices respectively. Concerning U.S. equity markets, value stocks produced superior returns relative to growth stocks over the trailing one year period across all market capitalizations, while small cap indices represented the starkest example of this in 2012. At year end, the Financials and Consumer Discretionary sectors proved to be the best performing sectors on a global scale as well as in the U.S. As it relates to foreign exchange markets, the Euro and most other global currencies appreciated in the latter half of the year compared to the weaker U.S. dollar due to diminishing risk aversion. Nevertheless, for the entire year currency had a neutral impact on the foreign investments held by U.S. dollar investors.

Within fixed income, High Yield credit as measured by the Barclays U.S. Corporate High Yield Index produced enhanced returns relative to the Barclays U.S. Aggregate Bond Index; 15.8% to 4.2% as the yield spread between high yield bonds and U.S. Treasury securities compressed. Overall, Emerging Market Debt proved to be the top performing fixed income asset class, returning 16.8% as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index. The past year also saw the capital markets experience dramatically lower volatility when contrasted to the prior two calendar years. This occurred not only in stocks, but also in numerous other areas such as commodities, corporate credit, foreign exchange and interest rates. With respect to commodities specifically, precious metals and agriculture were the top performing sectors in the space, whereas Energy did not perform as well as the broader asset class during the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Growth Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) during the first eleven months of 2012 to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities. Starting in December, the Portfolio began to also invest in several retail mutual funds offered by the Capital Research and Management Company, the adviser to both the AFIS and retail mutual funds. The Portfolio’s broad asset class goals did not change. The expansion of the universe of underlying portfolios was done to improve the diversification of the Portfolio.

While the Portfolio did not have a formal asset class goal for cash, it did hold a cumulative cash position of about 8% through its underlying portfolios. This residual cash position helped in months of equity market decline (May and October), but had a cumulative negative impact for the entire year as cash instruments returned much less than both stocks and bonds. The AFIS U.S. Government/AAA-Rated Securities Fund’s focus on bonds with very high credit ratings hurt relative performance in a period that favored lower quality bonds. The Portfolio was able to overcome these asset allocation factors with strong overall security selection by most of the other individual underlying portfolios.

The two primary underlying domestic equity portfolios, the AFIS Growth Fund and the AFIS Growth-Income Fund, were the biggest contributors to both the Portfolio’s absolute and relative return. They both outperformed the broad domestic equity indices despite holding significant cash positions. The AFIS Growth-Income Fund, the Portfolio’s single largest position, benefitted from very good stock selection in the Consumer Discretionary and Health Care sectors. In Consumer Discretionary, it held an overweight in cable television operators Time Warner Cable and Comcast Corp; in Health Care it owned biotechnology companies Gilead Sciences and Amgen, as

MIST-1

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

well as Illumina, which develops genetic testing systems. The AFIS Growth Fund’s good relative performance was driven by both good sector allocation and good security selection. It held an overweight in the economically sensitive Consumer Discretionary sector and a corresponding underweight in the Consumer Staples sector. Its stock selection was strongest in the Health Care Sector, where it held overweight positions in biopharmaceutical companies Gilead Sciences and Regeneron Pharmaceuticals. The Portfolio also benefited from holding Spanish blood product company Grifols, SA. The AFIS International Fund also aided relative performance through good selection in the Industrial sector (Irish discount airline Ryanair Holdings and French business services company Bureau Veritas) and the Telecommunication Services sector (Mtn Group, Ltd., a South African cellular network company with operations mostly in Africa and the Middle East). In addition, a large underweight to Japan also helped the AFIS International Fund’s relative returns.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

AMERICAN FUNDS® GROWTH ALLOCATION PORTFOLIO MANAGED BY

METLIFE ADVISERS, LLC VS. DOW JONES MODERATELY AGGRESSIVE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	Since Inception[3]
American Funds® Growth Allocation Portfolio
Class B	16.54	2.05
Class C	16.16	1.68
Dow Jones Moderately Aggressive Index[1]	13.97	3.37

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B and Class C shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less that their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
American Funds Growth-Income Fund (Class 1)	33.0
American Funds Growth Fund (Class 1)	25.5
American Funds International Fund (Class 1)	10.4
American Funds New World Fund (Class 1)	4.4
American Funds Global Small Capitalization Fund (Class 1)	4.3
American Funds Bond Fund (Class 1)	3.2
American Funds AMCAP Fund (Class R-6)	3.0
American Funds Fundamental Investors Fund (Class R-6)	2.8
American Funds High-Income Bond Fund (Class 1)	2.8
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1)	2.7

MIST-3

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds® Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class B(a)	Actual	0.52%	$1,000.00	$1,088.40	$2.73
	Hypothetical*	0.52%	$1,000.00	$1,022.52	$2.64

Class C(a)	Actual	0.82%	$1,000.00	$1,085.60	$4.30
	Hypothetical*	0.82%	$1,000.00	$1,021.01	$4.17

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	3,389,022	$73,779,011
American Funds American Mutual Fund (Class R-6)	2,155,938	61,142,388
American Funds Blue Chip Income and Growth Fund (Class 1)	6,118,784	61,493,779
American Funds Bond Fund (Class 1)	6,958,192	78,557,983
American Funds Fundamental Investors Fund (Class R-6)	1,659,697	67,682,429
American Funds Global Bond Fund (Class 1)	2,456,879	30,268,743
American Funds Global Small Capitalization Fund (Class 1)	5,258,247	106,006,249
American Funds Growth Fund (Class 1)	10,223,097	622,586,623
American Funds Growth-Income Fund (Class 1)	20,978,009	807,233,793
American Funds High-Income Bond Fund (Class 1)	6,033,054	67,328,881
American Funds International Fund (Class 1)	14,364,290	253,960,640
American Funds International Growth and Income Fund (Class 1) (a)	2,812,840	43,008,324

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	4,666,252	$106,997,153
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1)	5,194,460	66,229,369

Total Mutual Funds (Cost $1,901,313,152)		2,446,275,365

Total Investments—100.1% (Cost $1,901,313,152) (b)		2,446,275,365
Other assets and liabilities (net)—(0.1)%		(1,384,788)

Net Assets—100.0%		$2,444,890,577

(a)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,984,936,412. The aggregate unrealized appreciation and depreciation of investments were $462,125,564 and $(786,611), respectively, resulting in net unrealized appreciation of $461,338,953 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,446,275,365	$—	$—	$2,446,275,365
Total Investments	$2,446,275,365	$—	$—	$2,446,275,365

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$2,403,267,041
Affiliated investments at value (b)		43,008,324
Receivable for investments sold		652,273
Receivable for fund shares sold		628,963
Other assets		5,338

Total Assets		2,447,561,939

Liabilities
Payables for:
Investments purchased	$5,213
Fund shares redeemed	1,276,023
Accrued Expenses:
Management fees	134,674
Distribution and service fees—Class B	2,014
Distribution and service fees—Class C	1,127,599
Administration fees	3,666
Custodian and accounting fees	4,133
Deferred trustees’ fees	35,625
Other expenses	82,415

Total Liabilities		2,671,362

Net Assets		$2,444,890,577

Net assets represented by
Paid in surplus		$1,808,405,444
Accumulated net realized gain		64,854,890
Unrealized appreciation on investments and affiliated investments		544,962,213
Undistributed net investment income		26,668,030

Net Assets		$2,444,890,577

Net Assets
Class B		$9,718,958
Class C		2,435,171,619
Capital Shares Outstanding*
Class B		962,599
Class C		242,923,983
Net Asset Value, Offering Price and Redemption Price Per Share
Class B		$10.10
Class C		10.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,857,843,315.
(b)	Identified cost of affiliated investments was $43,469,837.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from Underlying Portfolios		$39,698,559
Dividends from Affiliated Underlying Portfolios		997,652

Total investment income		40,696,211
Expenses
Management fees	$1,571,329
Administration fees	22,000
Custodian and accounting fees	24,800
Distribution and service fees—Class B	20,530
Distribution and service fees—Class C	13,114,449
Audit and tax services	26,698
Legal	28,321
Trustees’ fees and expenses	28,816
Shareholder reporting	120,995
Insurance	2,119
Miscellaneous	16,501

Total expenses	14,976,558

Net Investment Income		25,719,653

Net Realized and Unrealized Gain
Net realized gain on:
Investments		148,835,178
Capital gain distributions from Underlying Portfolios		2,130,716

Net realized gain		150,965,894

Net change in unrealized appreciation (depreciation) on:
Investments		178,863,254
Affiliated investments		(461,513)

Net change in unrealized appreciation		178,401,741

Net realized and unrealized gain		329,367,635

Net Increase in Net Assets From Operations		$355,087,288

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$25,719,653	$27,716,054
Net realized gain	150,965,894	9,346,127
Net change in unrealized appreciation (depreciation)	178,401,741	(152,537,054)

Net increase (decrease) in net assets resulting from operations	355,087,288	(115,474,873)

Distributions to Shareholders
From net investment income
Class B	(118,594)	(81,239)
Class C	(28,747,814)	(26,206,292)

Net decrease in net assets resulting from distributions	(28,866,408)	(26,287,531)

Net increase (decrease) in net assets from capital share transactions	(125,407,689)	20,296,547

Net Increase (Decrease) in Net Assets	200,813,191	(121,465,857)

Net Assets
Net assets at beginning of period	2,244,077,386	2,365,543,243

Net assets at end of period	$2,444,890,577	$2,244,077,386

Undistributed net investment income at end of period	$26,668,030	$28,840,208

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class B
Sales	220,289	$2,101,602	243,308	$2,217,557
Reinvestments	12,484	118,594	8,384	81,239
Redemptions	(43,796)	(413,966)	(25,318)	(232,445)

Net increase	188,977	$1,806,230	226,374	$2,066,351

Class C
Sales	13,834,525	$130,881,003	29,807,550	$276,740,361
Reinvestments	3,042,097	28,747,814	2,718,495	26,206,292
Redemptions	(30,182,863)	(286,842,736)	(31,145,935)	(284,716,457)

Net increase (decrease)	(13,306,241)	$(127,213,919)	1,380,110	$18,230,196

Increase (decrease) derived from capital shares transactions		$(125,407,689)		$20,296,547

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2012	2011	2010	2009		2008(a)
Net Asset Value, Beginning of Period	$8.80	$9.33	$8.29	$6.17		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.15	0.16	0.16	0.13		0.14
Net realized and unrealized gain (loss) on investments	1.30	(0.56)	0.98	1.99		(3.69)

Total from investment operations	1.45	(0.40)	1.14	2.12		(3.55)

Less Distributions
Distributions from net investment income	(0.15)	(0.13)	(0.10)	(0.00	)(c)	(0.28)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00		(0.00	)(d)

Total distributions	(0.15)	(0.13)	(0.10)	(0.00	)(c)	(0.28)

Net Asset Value, End of Period	$10.10	$8.80	$9.33	$8.29		$6.17

Total Return (%) (e)	16.54	(4.41)	13.78	34.36		(35.45	)(f)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (h)	0.33	0.33	0.34	0.36		0.65	(g)
Ratio of net expenses to average net assets (%) (h)(i)	0.33	0.33	0.34	0.35		0.35	(g)
Ratio of net investment income to average net assets (%) (j)	1.57	1.70	1.90	1.81		2.37	(g)
Portfolio turnover rate (%)	17	8	13	7		5	(f)
Net assets, end of period (in millions)	$9.7	$6.8	$5.1	$2.4		$0.7

	Class C
	Year Ended December 31,
	2012	2011	2010	2009		2008(a)
Net Asset Value, Beginning of Period	$8.73	$9.26	$8.23	$6.14		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.10	0.11	0.10	0.09		0.23
Net realized and unrealized gain (loss) on investments	1.30	(0.54)	1.00	2.00		(3.81)

Total from investment operations	1.40	(0.43)	1.10	2.09		(3.58)

Less Distributions
Distributions from net investment income	(0.11)	(0.10)	(0.07)	(0.00	)(c)	(0.28)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00		(0.00	)(d)

Total distributions	(0.11)	(0.10)	(0.07)	(0.00	)(c)	(0.28)

Net Asset Value, End of Period	$10.02	$8.73	$9.26	$8.23		$6.14

Total Return (%) (e)	16.16	(4.73)	13.48	34.04		(35.78	)(f)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (h)	0.63	0.63	0.64	0.66		0.70	(g)
Ratio of net expenses to average net assets (%) (h)(i)	0.63	0.63	0.64	0.65		0.65	(g)
Ratio of net investment income to average net assets (%) (j)	1.07	1.17	1.25	1.27		4.65	(g)
Portfolio turnover rate (%)	17	8	13	7		5	(f)
Net assets, end of period (in millions)	$2,435.2	$2,237.3	$2,360.4	$1,938.9		$785.5

(a)	Commencement of operations was 4/28/2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Distributions from net realized capital gains were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(i)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(j)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

MIST-9

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$1,571,329	0.100%	First $500 Million
	0.075%	$500 Million to $1 Billion
	0.050%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$402,231,158	$—	$528,525,395

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying

MIST-10

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the year ended December 31, 2012 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
American Funds International Growth and Income Fund (Class 1)	—	2,812,840	—	2,812,840

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2012
American Funds International Growth and Income Fund (Class 1)	$—	$—	$997,652	$43,008,324

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$28,866,408	$26,287,531	$—	$—	$28,866,408	$26,287,531

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$26,703,656	$148,478,150	$461,338,953	$—	$636,520,759

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-11

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Growth Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Growth Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Growth Allocation Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-12

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-13

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-14

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the American Funds Growth Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the American Funds Growth Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the American Funds Growth Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-15

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

MIST-16

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Growth Allocation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2012, and outperformed its Lipper Index and underperformed the median of its Performance Universe for the three-year period ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderately Aggressive Index, for the one-year period ended October 31, 2012, and underperformed its benchmark for the three-year period ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions, as well as the peer group in which the Portfolio was placed for comparative purposes. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Growth Allocation Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and Expense Universe median, and that total expenses (exclusive of 12b-1 fees) were below the Expense Group median and above the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also took into account management’s discussion of the Fund’s expenses. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to

MIST-17

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Growth Allocation Portfolio, the Board noted that management had previously implemented breakpoints with respect to the Portfolio’s advisory fee that reduce the advisory fee rate on assets above certain specified levels. The Board considered that the Portfolio’s fee levels decline as the Portfolio’s assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-18

Met Investors Series Trust

American Funds® Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the American Funds of Funds and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolios is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolios invest and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolios and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-19

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-20

Met Investors Series Trust

American Funds® Growth Portfolio

For the year ended December 31, 2012, the Portfolio had a return of 17.41% for Class C versus 16.00% for its benchmark, the S&P 500 Index1.

AMERICAN FUNDS® GROWTH PORTFOLIO MANAGED BY

METLIFE ADVISERS, LLC VS. S&P 500 INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year[3]	10 Year[3]
American Funds® Growth Portfolio
Class C	17.41	0.51	8.27
S&P 500 Index[1]	16.00	1.66	7.10

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, the five year and ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

MIST-1

Met Investors Series Trust

American Funds® Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds® Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class C(a)	Actual	0.74%	$1,000.00	$1,087.60	$3.88
	Hypothetical*	0.74%	$1,000.00	$1,021.42	$3.76

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

MIST-2

Met Investors Series Trust

American Funds® Growth Portfolio

Schedule of Investments as of December 31, 2012

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Growth Fund (Class 1) (Cost $738,313,336)	15,242,988	$928,297,959

Total Investments—100.1% (Cost $738,313,336) (a)		928,297,959
Other assets and liabilities (net)—(0.1)%		(533,342)

Net Assets—100.0%		$927,764,617

(a)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $743,378,227. The aggregate and net unrealized appreciation of investments was $184,919,732 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$928,297,959	$—	$—	$928,297,959
Total Investments	$928,297,959	$—	$—	$928,297,959

See accompanying notes to financial statements.

MIST-3

Met Investors Series Trust

American Funds® Growth Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$928,297,959
Receivable for investments sold		249,613
Receivable for fund shares sold		132,020
Other assets		2,146

Total Assets		928,681,738

Liabilities
Payables for:
Fund shares redeemed	$381,633
Accrued Expenses:
Distribution and service fees—Class C	428,796
Administration fees	3,666
Custodian and accounting fees	4,133
Deferred trustees’ fees	35,625
Other expenses	63,268

Total Liabilities		917,121

Net Assets		$927,764,617

Net assets represented by
Paid in surplus		$688,952,917
Accumulated net realized gain		44,540,384
Unrealized appreciation on investments		189,984,623
Undistributed net investment income		4,286,693

Net Assets		$927,764,617

Net Assets
Class C		$927,764,617
Capital Shares Outstanding*
Class C		91,094,269
Net Asset Value, Offering Price and Redemption Price Per Share
Class C		$10.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $738,313,336.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from Master Fund		$9,634,691

Total investment income		9,634,691
Expenses
Administration fees	$22,000
Custodian and accounting fees	24,800
Distribution and service fees—Class C	5,106,632
Audit and tax services	26,698
Legal	28,320
Trustees’ fees and expenses	28,816
Shareholder reporting	69,584
Insurance	4,646
Miscellaneous	11,411

Total expenses	5,322,907

Net Investment Income		4,311,784

Net Realized and Unrealized Gain
Net realized gain on investments		50,978,545
Net change in unrealized appreciation on investments		93,285,920

Net realized and unrealized gain		144,264,465

Net Increase in Net Assets From Operations		$148,576,249

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

American Funds® Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$4,311,784	$3,037,675
Net realized gain (loss)	50,978,545	(637,347)
Net change in unrealized appreciation (depreciation)	93,285,920	(50,397,133)

Net increase (decrease) in net assets resulting from operations	148,576,249	(47,996,805)

Distributions to Shareholders
From net investment income
Class C	(3,046,439)	(3,035,823)
From net realized capital gains
Class C	(240,088)	—

Net decrease in net assets resulting from distributions	(3,286,527)	(3,035,823)

Net increase (decrease) in net assets from capital share transactions	(103,412,696)	188,768,063

Net Increase in Net Assets	41,877,026	137,735,435

Net Assets
Net assets at beginning of period	885,887,591	748,152,156

Net assets at end of period	$927,764,617	$885,887,591

Undistributed net investment income at end of period	$4,286,693	$3,021,348

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class C
Sales	7,131,329	$68,034,145	29,737,226	$276,624,546
Reinvestments	337,080	3,286,527	309,778	3,035,823
Redemptions	(18,249,921)	(174,733,368)	(9,975,914)	(90,892,306)

Net increase (decrease)	(10,781,512)	$(103,412,696)	20,071,090	$188,768,063

Increase (decrease) derived from capital shares transactions		$(103,412,696)		$188,768,063

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds® Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2012		2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$8.70		$9.15	$7.75	$5.58	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.04		0.03	0.05	0.04	0.15
Net realized and unrealized gain (loss) on investments	1.47		(0.45)	1.37	2.13	(4.34)

Total from investment operations	1.51		(0.42)	1.42	2.17	(4.19)

Less Distributions
Distributions from net investment income	(0.03)		(0.03)	(0.02)	0.00	(0.23)
Distributions from net realized capital gains	(0.00	)(c)	0.00	0.00	0.00	0.00

Total distributions	(0.03)		(0.03)	(0.02)	0.00	(0.23)

Net Asset Value, End of Period	$10.18		$8.70	$9.15	$7.75	$5.58

Total Return (%) (d)	17.41		(4.60)	18.33	38.89	(41.84	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (g)	0.57		0.57	0.59	0.65	0.92	(f)
Ratio of net expenses to average net assets (%) (g)(h)	0.57		0.57	0.59	0.65	0.65	(f)
Ratio of net investment income to average net assets (%)	0.46		0.35	0.59	0.55	3.09	(f)
Portfolio turnover rate (%)	3		3	2	1	0	(e)
Net assets, end of period (in millions)	$927.8		$885.9	$748.2	$348.3	$68.5

(a)	Commencement of operations was 4/28/2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds® Growth Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class C Shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2012, the Portfolio owned approximately 4.18% of the Master Fund.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. The Portfolio has no permanent book-tax differences at December 31, 2012.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio

MIST-7

Met Investors Series Trust

American Funds® Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.750%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$31,506,092	$—	$133,837,578

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Master Fund in which it invests.

MIST-8

Met Investors Series Trust

American Funds® Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$3,046,439	$3,035,823	$240,088	$—	$3,286,527	$3,035,823

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$4,322,319	$49,605,275	$184,919,732	$—	$238,847,326

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-9

Met Investors Series Trust

American Funds® Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Growth Portfolio and the Board of Directors of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Growth Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-10

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-11

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-12

Met Investors Series Trust

American Funds® Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the American Funds Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the American Funds Growth Portfolio, a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” a stand-by Advisory Agreement was approved at the November 12-13, 2012 meeting for the American Funds Growth Portfolio in the event it no longer invests all of its assets in its American Funds Insurance Series master fund.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-13

Met Investors Series Trust

American Funds® Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less

MIST-14

Met Investors Series Trust

American Funds® Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Growth Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series, which in turn purchases investment securities. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one- and three-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one- and three-year periods ended October 31, 2012. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Growth Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees), which reflected the expenses of the underlying master fund, were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio does not currently pay an advisory fee under the stand-by Advisory Agreement and will not do so in the future unless the Portfolio no longer invests its assets in a master fund. The Board noted, however, that the Portfolio’s contractual management fees under the stand-by Advisory Agreement would be above the normalized median of the Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory fee under the stand-by Advisory Agreement is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith

MIST-15

Met Investors Series Trust

American Funds® Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Growth Portfolio, the Board noted that the Portfolio’s advisory fee under the stand-by Advisory Agreement does not contain breakpoints. The Board noted, however, that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size and the fact that the Portfolio is not currently paying the advisory fee. The Board concluded that the advisory fee structure for the Portfolio was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-16

Met Investors Series Trust

American Funds® Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-17

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-18

Met Investors Series Trust

American Funds® International Portfolio

For the year ended December 31, 2012, the Portfolio had a return of 17.44% for Class C versus 16.83% and 17.32% for its benchmarks, the MSCI AC World (ex-U.S.) Index1 and MSCI EAFE Index2, respectively.

AMERICAN FUNDS® INTERNATIONAL PORTFOLIO MANAGED BY

METLIFE ADVISERS, LLC VS. MSCI AC WORLD (EX-U.S.) INDEX1

AND MSCI EAFE INDEX2

AVERAGE ANNUAL RETURN3 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year[4]	10 Year[4]
American Funds® International Portfolio
Class C	17.44	-2.46	9.18
MSCI AC World (ex-U.S.) Index[1]	16.83	-2.89	9.74
MSCI EAFE Index[2]	17.32	-3.69	8.21

1 The MSCI AC World (ex-U.S.) Index (net) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, the five year and ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

MIST-1

Met Investors Series Trust

American Funds® International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds® International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class C(a)	Actual	0.87%	$1,000.00	$1,127.20	$4.65
	Hypothetical*	0.87%	$1,000.00	$1,020.76	$4.42

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

MIST-2

Met Investors Series Trust

American Funds® International Portfolio

Schedule of Investments as of December 31, 2012

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds International Fund (Class 1) (Cost $317,189,110)	19,346,934	$342,053,794

Total Investments—100.1% (Cost $317,189,110) (a)		342,053,794
Other assets and liabilities (net)—(0.1)%		(252,454)

Net Assets — 100.0%		$341,801,340

(a)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $325,363,890. The aggregate and net unrealized appreciation of investments was $16,689,904 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$342,053,794	$—	$—	$342,053,794
Total Investments	$342,053,794	$—	$—	$342,053,794

See accompanying notes to financial statements.

MIST-3

Met Investors Series Trust

American Funds® International Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$342,053,794
Receivable for investments sold		164,900
Other assets		768

Total Assets		342,219,462

Liabilities
Payables for:
Fund shares redeemed	$164,900
Accrued Expenses:
Distribution and service fees—Class C	157,842
Administration fees	3,666
Custodian and accounting fees	4,133
Deferred trustees’ fees	35,625
Other expenses	51,956

Total Liabilities		418,122

Net Assets		$341,801,340

Net assets represented by
Paid in surplus		$305,966,395
Accumulated net realized gain		7,335,573
Unrealized appreciation on investments		24,864,684
Undistributed net investment income		3,634,688

Net Assets		$341,801,340

Net Assets
Class C		$341,801,340
Capital Shares Outstanding*
Class C		40,591,173
Net Asset Value, Offering Price and Redemption Price Per Share
Class C		$8.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $317,189,110.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from Master Fund		$5,699,592

Total investment income		5,699,592
Expenses
Administration fees	$22,000
Custodian and accounting fees	24,800
Distribution and service fees—Class C	1,872,515
Audit and tax services	26,698
Legal	28,321
Trustees’ fees and expenses	28,816
Shareholder reporting	34,461
Insurance	807
Miscellaneous	1,405

Total expenses	2,039,823

Net Investment Income		3,659,769

Net Realized and Unrealized Gain
Net realized gain on investments		15,987,905
Net change in unrealized appreciation on investments		35,320,807

Net realized and unrealized gain		51,308,712

Net Increase in Net Assets From Operations		$54,968,481

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

American Funds® International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$3,659,769	$5,305,631
Net realized gain (loss)	15,987,905	(1,850,158)
Net change in unrealized appreciation (depreciation)	35,320,807	(57,198,512)

Net increase (decrease) in net assets resulting from operations	54,968,481	(53,743,039)

Distributions to Shareholders
From net investment income
Class C	(5,314,398)	(5,009,625)

Net decrease in net assets resulting from distributions	(5,314,398)	(5,009,625)

Net increase (decrease) in net assets from capital share transactions	(35,325,580)	49,650,748

Net Increase (Decrease) in Net Assets	14,328,503	(9,101,916)

Net Assets
Net assets at beginning of period	327,472,837	336,574,753

Net assets at end of period	$341,801,340	$327,472,837

Undistributed net investment income at end of period	$3,634,688	$5,289,317

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class C
Sales	2,825,964	$21,497,106	12,494,567	$103,169,653
Reinvestments	676,132	5,314,398	556,625	5,009,625
Redemptions	(7,919,668)	(62,137,084)	(7,154,011)	(58,528,530)

Net increase (decrease)	(4,417,572)	$(35,325,580)	5,897,181	$49,650,748

Increase (decrease) derived from capital shares transactions		$(35,325,580)		$49,650,748

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds® International Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2012	2011	2010	2009		2008(a)
Net Asset Value, Beginning of Period	$7.28	$8.61	$8.14	$5.71		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.08	0.12	0.16	0.12		0.31
Net realized and unrealized gain (loss) on investments	1.18	(1.33)	0.40	2.31		(4.20)

Total from investment operations	1.26	(1.21)	0.56	2.43		(3.89)

Less Distributions
Distributions from net investment income	(0.12)	(0.12)	(0.07)	0.00		(0.40)
Distributions from net realized capital gains	0.00	0.00	(0.02)	(0.00	)(c)	(0.00	)(c)

Total distributions	(0.12)	(0.12)	(0.09)	0.00		(0.40)

Net Asset Value, End of Period	$8.42	$7.28	$8.61	$8.14		$5.71

Total Return (%) (d)	17.44	(14.28)	6.89	42.56		(38.86	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (g)	0.60	0.61	0.65	0.68		0.85	(f)
Ratio of net expenses to average net assets (%) (g)(h)	0.60	0.61	0.65	0.65		0.65	(f)
Ratio of net investment income to average net assets (%)	1.07	1.53	1.97	1.66		6.43	(f)
Portfolio turnover rate (%)	4	10	3	3		8	(e)
Net assets, end of period (in millions)	$341.8	$327.5	$336.6	$194.4		$54.7

(a)	Commencement of operations was 4/28/2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds® International Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class C Shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the International Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2012, the Portfolio owned approximately 3.74% of the Master Fund.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. The Portfolio has no permanent book-tax differences at December 31, 2012.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio

MIST-7

Met Investors Series Trust

American Funds® International Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.900%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$15,101,567	$—	$52,055,730

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Master Fund in which it invests.

MIST-8

Met Investors Series Trust

American Funds® International Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$5,314,398	$5,009,625	$—	$—	$5,314,398	$5,009,625

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$3,670,314	$15,510,352	$16,689,904	$—	$35,870,570

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

9. Subsequent Events

At a meeting held on November 12-13, 2012, the Board approved the acquisition of the Portfolio by the Baillie Gifford International Stock Portfolio (“Baillie Gifford International”), a portfolio of Metropolitan Series Fund, subject to the approval of shareholders of the Portfolio. On or about February 22, 2013, the shareholders of the Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Portfolio by Baillie Gifford International in exchange for Class B shares of the Baillie Gifford International and the assumption by Baillie Gifford International of the liabilities of the Portfolio. If approved by shareholders, it is anticipated that the reorganization will close on or about April 29, 2013.

MIST-9

Met Investors Series Trust

American Funds® International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds International Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds International Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-10

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-11

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-12

Met Investors Series Trust

American Funds® International Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the American Funds International Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the American Funds International Portfolio, a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” a stand-by Advisory Agreement was approved at the November 12-13, 2012 meeting for the American Funds International Portfolio in the event it no longer invests all of its assets in its American Funds Insurance Series master fund.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-13

Met Investors Series Trust

American Funds® International Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less

MIST-14

Met Investors Series Trust

American Funds® International Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds International Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series, which in turn purchases investment securities. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one- and three-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Morgan Stanley Capital International AC World (ex U.S.) Index, for the one-year period ended October 31, 2012 and underperformed the benchmark for the three-year period ended October 31, 2012. The Board also took into account management’s discussion of the Portfolio’s performance. The Board considered that it was proposed that the Portfolio be reorganized into the Baillie Gifford International Stock Portfolio, a series of MSF, effective on or about April 29, 2013. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds International Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees), which reflected the expenses of the underlying master fund, were below the Expense Group median and equal to the Expense Universe median. The Board noted that the Portfolio does not currently pay an advisory fee under the stand-by Advisory Agreement and will not do so in the future unless the Portfolio no longer invests its assets in a master fund. The Board noted that the Portfolio’s contractual management fees under the stand-by Advisory Agreement would be above the normalized median of the Expense Group at the Portfolio’s current size. The Board also took into account management’s discussion of the Fund’s expenses. After consideration of all relevant factors, the Board concluded that the advisory fee under the stand-by Advisory Agreement is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy

MIST-15

Met Investors Series Trust

American Funds® International Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds International Portfolio, the Board noted that the Portfolio’s advisory fee under the stand-by Advisory Agreement does not contain breakpoints. The Board noted, however, that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size and the fact that the Portfolio is not currently paying the advisory fee. The Board concluded that the advisory fee structure for the Portfolio was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

MIST-16

Met Investors Series Trust

American Funds® International Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-17

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-18

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 11.28% and 10.84%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 11.24% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The global capital markets persevered over the course of 2012, further perpetuating the fundamental macroeconomic improvements that began in 2011 following the height of the financial and European crises of years past. As the year commenced, a sense of pessimism permeated the markets as the domestic housing market was largely hampered by declining home prices and a shortage of willing mortgage lenders. Meanwhile, investor sentiment towards Europe conveyed the perception of a region on the precipice of economic failure. By the end of the year, however, concerns over a tail risk event subsided to some extent as further accommodative fiscal and monetary policy initiatives were embraced by both the United States (“U.S.”) and Europe. More specifically, the unparalleled levels of quantitative easing instituted by central banks, in conjunction with significant flows into fixed income and yield oriented equity investment vehicles drove interest rates to near all-time lows. In Japan, the tepid recovery from the earthquake and tsunami aftermath prompted the Bank of Japan to expand its asset purchase program late in the year. Within the U.S., favorable trends in housing and unemployment underscored the notion of a broad-based recovery, while traction in Europe persisted, albeit at a more tempered pace given the substantial fragmentation that still exists between the core and peripheral nations. Emerging market economies exhibited resiliency in 2012 following the retrenchment of the previous year when apprehension surrounding unsustainable growth and a credit bubble were at the forefront of investors’ minds. As the year drew to a close, fiscal cliff deliberations ultimately culminated in an extension of the Bush-era tax cuts for lower and middle income households, although more prominent matters such as the upcoming debt ceiling deliberations remain unresolved.

The vast majority of risk assets concluded the year in positive territory with double digit returns exhibited by global credit and equity markets. With the exception of Japan, this was also the case across all major global equity classes, with the U.S. (16.0%) trailing both Europe (19.1%) and Emerging Markets (18.2%) as measured by the S&P 500, MSCI Europe, and MSCI Emerging Market indices respectively. Concerning U.S. equity markets, value stocks produced superior returns relative to growth stocks over the trailing one year period across all market capitalizations, while small cap indices represented the starkest example of this in 2012. At year end, the Financials and Consumer Discretionary sectors proved to be the best performing sectors on a global scale as well as in the U.S. As it relates to foreign exchange markets, the Euro and most other global currencies appreciated in the latter half of the year compared to the weaker U.S. dollar due to diminishing risk aversion. Nevertheless, for the entire year currency had a neutral impact on the foreign investments held by U.S. dollar investors.

Within fixed income, High Yield credit as measured by the Barclays U.S. Corporate High Yield Index produced enhanced returns relative to the Barclays U.S. Aggregate Bond Index; 15.8% to 4.2% as the yield spread between high yield bonds and U.S. Treasury securities compressed. Overall, Emerging Market Debt proved to be the top performing fixed income asset class, returning 16.8% as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index. The past year also saw the capital markets experience dramatically lower volatility when contrasted to the prior two calendar years. This occurred not only in stocks, but also in numerous other areas such as commodities, corporate credit, foreign exchange and interest rates. With respect to commodities specifically, precious metals and agriculture were the top performing sectors in the space, whereas Energy did not perform as well as the broader asset class during the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Moderate Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) during the first eleven months of 2012 to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities. Starting in December, the Portfolio began to also invest in several retail mutual funds offered by the Capital Research and Management Company, the adviser to both the AFIS and retail mutual funds. The Portfolio’s broad asset class goals did not change. The expansion of the universe of underlying portfolios was done to improve the diversification of the Portfolio.

While the Portfolio did not have a formal asset class goal for cash, it did hold a cumulative cash position of about 9% through its underlying portfolios. This residual cash position helped in months of equity market decline (May and October), but had a cumulative negative impact for the entire year as cash instruments returned much less than both stocks and bonds. The AFIS U.S. Government/AAA-Rated Securities Fund’s focus on bonds with very high credit ratings hurt relative performance in a period that favored lower quality bonds. The Portfolio was able to overcome these asset allocation factors with strong overall security selection by most of the other individual underlying portfolios.

The two primary underlying domestic equity portfolios, the AFIS Growth Fund and the AFIS Growth-Income Fund, were the biggest contributors to both the Portfolio’s absolute and relative return. They both outperformed the broad domestic equity indices despite holding significant cash positions. The AFIS Growth-Income Fund, the Portfolio’s single largest position, benefitted from very good stock selection in the Consumer Discretionary and Health Care sectors. In Consumer Discretionary, it held an overweight in cable television operators Time Warner Cable and Comcast Corp; in Health Care it owned biotechnology companies Gilead Sciences and Amgen, as

MIST-1

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

well as Illumina, which develops genetic testing systems. The AFIS Growth Fund’s good relative performance was driven by both good sector allocation and good security selection. It held an overweight in the economically sensitive Consumer Discretionary sector and a corresponding underweight in the Consumer Staples sector. Its stock selection was strongest in the Health Care Sector, where it held overweight positions in biopharmaceutical companies Gilead Sciences and Regeneron Pharmaceuticals. The Portfolio also benefited from holding Spanish blood product company Grifols, SA. The AFIS International Fund also aided relative performance through good selection in the Industrial sector (Irish discount airline Ryanair Holdings and French business services company Bureau Veritas) and the Telecommunication Services sector (Mtn Group, Ltd., a South African cellular network company with operations mostly in Africa and the Middle East). In addition, a large underweight to Japan also helped the AFIS International Fund’s relative returns.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

AMERICAN FUNDS® MODERATE ALLOCATION PORTFOLIO MANAGED BY

METLIFE ADVISERS, LLC VS. DOW JONES MODERATE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	Since Inception[3]
American Funds® Moderate Allocation Portfolio
Class B	11.28	3.70
Class C	10.84	3.39
Dow Jones Moderate Index[1]	11.24	3.98

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B and Class C shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
American Funds Growth-Income Fund (Class 1)	25.4
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1)	23.4
American Funds Bond Fund (Class 1)	17.0
American Funds Growth Fund (Class 1)	10.3
American Funds International Fund (Class 1)	7.4
American Funds High-Income Bond Fund (Class 1)	5.1
American Funds Blue Chip Income and Growth Fund (Class 1)	2.3
American Funds American Mutual Fund (Class R-6)	2.3
American Funds Global Bond Fund (Class 1)	1.5
American Funds Fundamental Investors Fund (Class R-6)	1.3

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Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds® Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class B(a)	Actual	0.50%	$1,000.00	$1,058.00	$2.59
	Hypothetical*	0.50%	$1,000.00	$1,022.62	$2.54

Class C(a)	Actual	0.80%	$1,000.00	$1,056.30	$4.14
	Hypothetical*	0.80%	$1,000.00	$1,021.12	$4.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	1,761,104	$38,339,231
American Funds American Mutual Fund (Class R-6)	2,419,859	68,627,211
American Funds Blue Chip Income and Growth Fund (Class 1)	6,867,783	69,021,224
American Funds Bond Fund (Class 1) (a)	45,542,105	514,170,367
American Funds Fundamental Investors Fund (Class R-6)	940,867	38,368,572
American Funds Global Bond Fund (Class 1)	3,685,674	45,407,498
American Funds Global Small Capitalization Fund (Class 1)	1,546,641	31,180,289
American Funds Growth Fund (Class 1)	5,111,751	311,305,643
American Funds Growth-Income Fund (Class 1)	19,989,335	769,189,624
American Funds High-Income Bond Fund (Class 1) (a)	13,764,988	153,617,262
American Funds International Fund (Class 1)	12,607,872	222,907,181
American Funds International Growth and Income Fund (Class 1) (a)	2,004,382	30,646,994

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	1,372,290	$31,466,600
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1) (a)	55,656,770	709,623,818

Total Mutual Funds (Cost $2,758,265,491)		3,033,871,514

Total Investments—100.1% (Cost $2,758,265,491) (b)		3,033,871,514
Other assets and liabilities (net)—(0.1)%		(1,687,467)

Net Assets—100.0%		$3,032,184,047

(a)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $2,777,184,769. The aggregate unrealized appreciation and depreciation of investments were $257,374,810 and $(688,065), respectively, resulting in net unrealized appreciation of $256,686,745 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,033,871,514	$—	$—	$3,033,871,514

Total Investments	$3,033,871,514	$—	$—	$3,033,871,514

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$1,625,813,073
Affiliated investments at value (b)		1,408,058,441
Receivable for fund shares sold		887,842
Other assets		6,702

Total Assets		3,034,766,058

Liabilities
Payables for:
Investments purchased	$212,566
Fund shares redeemed	675,276
Accrued Expenses:
Management fees	160,006
Distribution and service fees—Class B	915
Distribution and service fees—Class C	1,408,666
Administration fees	3,666
Custodian and accounting fees	4,133
Deferred trustees’ fees	35,625
Other expenses	81,158

Total Liabilities		2,582,011

Net Assets		$3,032,184,047

Net assets represented by
Paid in surplus		$2,556,407,804
Accumulated net realized gain		149,426,161
Unrealized appreciation on investments and affiliated investments		275,606,023
Undistributed net investment income		50,744,059

Net Assets		$3,032,184,047

Net Assets
Class B		$4,400,327
Class C		3,027,783,720
Capital Shares Outstanding*
Class B		416,034
Class C		288,111,233
Net Asset Value, Offering Price and Redemption Price Per Share
Class B		$10.58
Class C		10.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,402,601,628.
(b)	Identified cost of affiliated investments was $1,355,663,863.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from Underlying Portfolios		$25,733,990
Dividends from Affiliated Underlying Portfolios		34,414,328

Total investment income		60,148,318
Expenses
Management fees	$1,890,467
Administration fees	22,000
Custodian and accounting fees	24,800
Distribution and service fees—Class B	9,183
Distribution and service fees—Class C	16,649,934
Audit and tax services	26,698
Legal	28,320
Trustees’ fees and expenses	28,815
Shareholder reporting	141,308
Insurance	4,581
Miscellaneous	20,897

Total expenses	18,847,003

Net Investment Income		41,301,315

Net Realized and Unrealized Gain
Net realized gain on:
Investments		158,195,042
Affiliated Investments		11,481,555
Capital gain distributions from Underlying Portfolios		270,383
Capital gain distributions from Affiliated Underlying Portfolios		20,496,182

Net realized gain		190,443,162

Net change in unrealized appreciation (depreciation) on:
Investments		80,945,444
Affiliated investments		(2,069,339)

Net change in unrealized appreciation		78,876,105

Net realized and unrealized gain		269,319,267

Net Increase in Net Assets From Operations		$310,620,582

See accompanying notes to financial statements.

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Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$41,301,315	$51,235,970
Net realized gain	190,443,162	52,429,843
Net change in unrealized appreciation (depreciation)	78,876,105	(106,317,624)

Net increase (decrease) in net assets resulting from operations	310,620,582	(2,651,811)

Distributions to Shareholders
From net investment income
Class B	(84,692)	(36,179)
Class C	(61,824,506)	(44,037,355)
From net realized capital gains
Class B	(47,065)	(9,734)
Class C	(40,417,477)	(13,804,258)

Net decrease in net assets resulting from distributions	(102,373,740)	(57,887,526)

Net increase (decrease) in net assets from capital share transactions	(92,001,391)	384,640,446

Net Increase in Net Assets	116,245,451	324,101,109

Net Assets
Net assets at beginning of period	2,915,938,596	2,591,837,487

Net assets at end of period	$3,032,184,047	$2,915,938,596

Undistributed net investment income at end of period	$50,744,059	$61,882,701

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class B
Sales	180,471	$1,843,497	131,162	$1,312,036
Reinvestments	13,084	131,757	4,514	45,913
Redemptions	(63,376)	(637,488)	(10,846)	(108,985)

Net increase	130,179	$1,337,766	124,830	$1,248,964

Class C
Sales	11,008,316	$111,947,565	53,041,932	$533,337,856
Reinvestments	10,193,617	102,241,983	5,715,575	57,841,613
Redemptions	(30,150,500)	(307,528,705)	(20,937,745)	(207,787,987)

Net increase (decrease)	(8,948,567)	$(93,339,157)	37,819,762	$383,391,482

Increase (decrease) derived from capital shares transactions		$(92,001,391)		$384,640,446

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$9.87	$10.05	$9.28	$7.49	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.20	0.25	0.24	0.28	0.11
Net realized and unrealized gain (loss) on investments	0.90	(0.20)	0.69	1.51	(2.34)

Total from investment operations	1.10	0.05	0.93	1.79	(2.23)

Less Distributions
Distributions from net investment income	(0.25)	(0.18)	(0.16)	0.00	(0.28)
Distributions from net realized capital gains	(0.14)	(0.05)	0.00	0.00	(0.00	)(c)

Total distributions	(0.39)	(0.23)	(0.16)	0.00	(0.28)

Net Asset Value, End of Period	$10.58	$9.87	$10.05	$9.28	$7.49

Total Return (%) (d)	11.28	0.44	10.15	23.90	(22.30	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (f)	0.32	0.32	0.34	0.37	0.85	(g)
Ratio of net expenses to average net assets (%) (f)(h)	0.32	0.32	0.34	0.35	0.35	(g)
Ratio of net investment income to average net assets (%) (i)	1.93	2.51	2.56	3.32	1.75	(g)
Portfolio turnover rate (%)	12	7	7	14	13	(e)
Net assets, end of period (in millions)	$4.4	$2.8	$1.6	$0.7	$0.1

	Class C
	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$9.81	$9.99	$9.23	$7.48	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.14	0.18	0.19	0.24	0.49
Net realized and unrealized gain (loss) on investments	0.91	(0.15)	0.72	1.51	(2.73)

Total from investment operations	1.05	0.03	0.91	1.75	(2.24)

Less Distributions
Distributions from net investment income	(0.21)	(0.16)	(0.15)	0.00	(0.28)
Distributions from net realized capital gains	(0.14)	(0.05)	0.00	0.00	(0.00	)(c)

Total distributions	(0.35)	(0.21)	(0.15)	0.00	(0.28)

Net Asset Value, End of Period	$10.51	$9.81	$9.99	$9.23	$7.48

Total Return (%) (d)	10.84	0.19	9.91	23.40	(22.40	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (f)	0.62	0.62	0.64	0.67	0.70	(g)
Ratio of net expenses to average net assets (%) (f)(h)	0.62	0.62	0.64	0.65	0.65	(g)
Ratio of net investment income to average net assets (%) (i)	1.36	1.79	2.04	2.85	8.74	(g)
Portfolio turnover rate (%)	12	7	7	14	13	(e)
Net assets, end of period (in millions)	$3,027.8	$2,913.1	$2,590.2	$1,575.4	$449.3

(a)	Commencement of operations was 4/28/2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(i)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

MIST-9

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$1,890,467	0.100%	First $500 Million
	0.075%	$500 Million to $1 Billion
	0.050%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$363,856,635	$—	$496,064,427

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying

MIST-10

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the year ended December 31, 2012 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
American Funds Bond Fund (Class 1)	46,973,780	1,735,801	(3,167,476)	45,542,105
American Funds High-Income Bond Fund (Class 1)	13,900,854	1,061,692	(1,197,558)	13,764,988
American Funds International Growth and Income Fund (Class 1)	—	2,004,382	—	2,004,382
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1)	56,083,157	2,822,554	(3,248,941)	55,656,770

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2012
American Funds Bond Fund (Class 1)	$5,489,479	$—	$13,902,072	$514,170,367
American Funds High-Income Bond Fund (Class 1)	2,972,944	—	10,874,356	153,617,262
American Funds International Growth and Income Fund (Class 1)	—	—	712,996	30,646,994
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1)	3,019,132	20,496,182	8,924,904	709,623,818

	$11,481,555	$20,496,182	$34,414,328	$1,408,058,441

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$61,909,198	$44,073,534	$40,464,542	$13,813,992	$102,373,740	$57,887,526

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$50,779,685	$168,345,439	$256,686,745	$—	$475,811,869

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of

MIST-11

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-12

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Moderate Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Moderate Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Moderate Allocation Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-13

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-14

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-15

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the American Funds Moderate Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the American Funds Moderate Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the American Funds Moderate Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-16

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

MIST-17

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Moderate Allocation Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2012, and underperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-year period ended October 31, 2012 and underperformed its benchmark for the three-year period ended October 31, 2012. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions. Based on its review, the Board concluded that the Portfolio’s performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Moderate Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin

MIST-18

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Moderate Allocation Portfolio, the Board noted that management previously implemented breakpoints to the Portfolio’s advisory fee that reduce the advisory fee rate on assets above certain specified levels. The Board considered that the Portfolio’s fee levels decline as the Portfolio’s assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that

MIST-19

Met Investors Series Trust

American Funds® Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the American Funds of Funds and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolios is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolios invest and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolios and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-20

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-21

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class B shares of the AQR Global Risk Balanced Portfolio returned 10.56%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 11.24% over the same period.

MARKET ENVIRONMENT / CONDITIONS

In 2012, asset prices were driven by a tug of war between improving economic fundamentals and continued concerns about tail risks, mostly from Europe. During the first half of the year, equity returns were tempered by fears of a European break-up. Those fears were greatly reduced by actions from the European Central Bank (“ECB”), beginning with ECB President Mario Draghi’s comments that he would do “whatever it takes” to preserve the euro. The ECB followed up with the Outright Market Transactions (“OMT”) program which quelled fears of a sovereign default by Spain or Italy. Global growth was moderate, and monetary policy was accommodative particularly in the United States (“U.S.”), which provided a positive environment for both equities and bonds. With European tail risks reduced, equity market performance was strong. However, the U.S. underperformed in December on “fiscal cliff” concerns.

For much of the year, investors were concerned about events in China. Slowing growth combined with a lack of policy response from Chinese authorities led some economists to forecast a recession there. However, after a relatively smooth leadership transition, investors’ fears ebbed and Chinese stocks (“H Shares”) recovered while the RMB appreciated. In Japan, the Liberal Democratic Party scored an overwhelming electoral victory. New Prime Minister Shinzo Abe vowed to pressure the Bank of Japan into more stimulative policy, including a higher inflation target. As a result the Japanese stock market and currency experienced large shifts at the end of the year, with the Yen depreciating significantly and the Topix surging.

Commodities were mixed throughout the year. Global drought conditions sent grain prices higher. Energy commodities were mixed to higher as weaker European demand for petroleum products was offset by emerging market growth. Industrial metals such as iron and nickel were generally weaker in the first half of the year, but recovered in the second half of the year due to an improved outlook for China, a large consumer of metals and commodities in general.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The AQR Global Risk Balanced Portfolio (“GRB” or the “Portfolio”) is a globally diversified asset allocation portfolio. GRB seeks to provide diversification across three primary sources of risk: equities, government bonds, and inflation-related assets (inflation-linked bonds and commodities). The Portfolio diversifies by risk rather than dollars; this means that it will generally hold more dollars in low risk assets (typically bonds) and fewer dollars in high risk assets (typically equities). To achieve GRB’s target risk of 10%, the Portfolio is moderately levered through equity, bond and commodity futures.

GRB’s portfolio management process adjusts exposures to each of the three risk categories using a proprietary risk forecasting model. The process seeks to realize a steady risk level in each of the Portfolio’s three categories and for the Portfolio as a whole. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research suggests that this approach, in addition to broad asset diversification, has been effective in helping to protect the Portfolio in periods of market stress, and improves long term risk adjusted returns.

Returns for the three risk categories in the Portfolio were all positive for the year, each contributing approximately equally: Fixed Income Risk contributed +3.2% while Equity Risk and Inflation Risk both added +3.7%. Global Inflation-Linked Bonds (+2.7%) and Commodities (+1.0%) both contributed positively to Inflation Risk returns. The effectiveness of our risk balanced philosophy was well-evidenced over this period as all three risk categories contributed meaningfully, keeping pace with the equity risk dominated “balanced” allocations, such as the Dow Jones Global Moderate Index, during a period of strong equity returns. Realized fund volatility for the year finished low relative to our target of 10% annualized, averaging slightly below 6% annualized. This lower-than-expected volatility was due to strongly negative correlations between stock and bond returns, and to realized market volatility remaining below our expectations. For the same reason, the volatility of the Dow Jones Global Moderate Index was also low, realizing around 7% annualized volatility, less than its 10% long-term average.

The Portfolio obtains exposure to the asset classes, other than Global Inflation-Linked Bonds, through the use of derivative instruments, particularly futures and swaps. Equity exposure is attained through the use of equity index futures and synthetic futures. Fixed Income Risk exposure is attained through the use of bond futures and synthetic futures. Commodities exposure is attained through the use of commodity futures and synthetic futures. Global Inflation-Linked Bonds are purchased directly.

Over the 12 months ending December 31, 2012, total portfolio exposure increased by +23%, ending 2012 at 234% versus 191% at the beginning of the year. The increase was driven by exposure increases in Equities, Global Inflation-Linked Bonds, and Commodities as a result of lower volatility in those asset classes. Equity exposure increased from 22% to 39%, a +75% increase, as volatility decreased in

MIST-1

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

conjunction with improved economic fundamentals, accommodative monetary policies, and ECB moves that helped quell eurozone fears. Exposure to Global Inflation-Linked Bonds increased from 36% to 53%, a +46% increase. Commodity exposures also increased significantly, ending at 23% versus 17% at the beginning of the year, a +37% increase. Nominal Interest Rate exposures were essentially flat.

Brian Hurst

Michael Mendelson

Yao Hua Ooi

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

AQR GLOBAL RISK BALANCED PORTFOLIO MANAGED BY
AQR CAPITAL MANAGEMENT, LLC VS. DOW JONES MODERATE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	Since Inception[3]
AQR Global Risk Balanced Portfolio
Class B	10.56%	8.34%
Dow Jones Moderate Index[1]	11.24%	3.09%

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 SEC effective date of the Class B shares is 5/2/2011. Index returns are based on an effective date of 5/2/2011.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Issuers

% of Net Assets
U.S. Treasury Inflation Indexed Notes	29.0
France Government Bond OAT	11.3
Deutsche Bundesrepublik Inflation Linked Bonds	11.1
United Kingdom Gilt Inflation Linked	8.3

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	115.5
Global Inflation-Linked Bonds	59.6
Global Developed Equities	30.7
Commodities—Production Weighted	22.6
Global Emerging Equities	4.6
U.S. Mid Cap Equities	1.8
U.S. Small Cap Equities	1.5

* The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class B	Actual	0.92%	$1,000.00	$1,072.60	$4.79
	Hypothetical*	0.92%	$1,000.00	$1,020.51	$4.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—30.7% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Sovereign—30.7%
Deutsche Bundesrepublik Inflation Linked Bonds 1.500%, 04/15/16 (EUR)	224,265,195	$321,809,087
1.750%, 04/15/20 (EUR)	198,583,675	310,550,358
France Government Bond OAT 1.600%, 07/25/15 (EUR)	285,125,483	404,859,489
1.100%, 07/25/22 (EUR)	164,918,806	239,409,643
United Kingdom Gilt Inflation Linked 1.875%, 11/22/22 (GBP)	225,188,408	470,384,280

Total Foreign Bonds & Debt Securities (Cost $1,642,220,319)		1,747,012,857

U.S. Treasury & Government Agencies—29.0%

U.S. Treasury—29.0%
U.S. Treasury Inflation Indexed Notes 2.375%, 01/15/17	248,336,325	288,788,077
0.125%, 04/15/17	354,620,808	379,970,522
2.625%, 07/15/17	133,933,200	160,615,238
1.625%, 01/15/18	109,644,081	127,264,214
0.125%, 01/15/22 (a)	636,009,269	691,262,574

Total U.S. Treasury & Government Agencies (Cost $1,631,199,900)		1,647,900,625

Short-Term Investments—47.4%

Mutual Funds—36.3%
BlackRock Liquidity Funds TempFund Portfolio, Class I 0.140% (b)	530,401,687	530,401,687
Dreyfus Treasury Cash Management Fund, Class I 0.010% (b)	530,402,349	530,402,349
State Street Institutional Liquid Reserves Fund, Class I, 0.170% (b) (e)	46,230,772	46,230,772
State Street Institutional Treasury Money Market Fund, Class I, 0.000% (b)	428,454,452	428,454,452
UBS Money Series—UBS Select Treasury Preferred Fund, Class I 0.010% (b)	533,500,364	533,500,364

		2,068,989,624

	Principal Amount*	Value

U.S. Treasury—11.1%
U.S. Treasury Bill 0.102%, 06/20/13 (c)	633,950,000	$633,645,070

Total Short-Term Investments (Cost $2,702,649,823)		2,702,634,694

Total Investments—107.1% (Cost $5,976,070,042) (d)		6,097,548,176
Other assets and liabilities (net)—(7.1)%		(403,286,054)

Net Assets—100.0%		$5,694,262,122

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2012, the value of securities pledged amounted to $691,262,574.
(b)	The rate shown represents the annualized seven-day yield as of December 31, 2012.
(c)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $6,034,244,937. The aggregate unrealized appreciation and depreciation of investments were $122,336,664 and $(59,033,425), respectively, resulting in net unrealized appreciation of $63,303,239 for federal income tax purposes.
(e)	A portion of this security represents cash collateral segregated for open swap contracts in the amount of $33,726,737.
(EUR)—	Euro
(GBP)—	British Pound

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Bonds & Debt Securities*	$—	$1,747,012,857	$—	$1,747,012,857
Total U.S. Treasury & Government Agencies*	—	1,647,900,625	—	1,647,900,625
Short-Term Investments
Mutual Funds	2,068,989,624	—	—	2,068,989,624
U.S. Treasury	—	633,645,070	—	633,645,070
Total Short-Term Investments	2,068,989,624	633,645,070	—	2,702,634,694
Total Investments	$2,068,989,624	$4,028,558,552	$—	$6,097,548,176

Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$14,649	$—	$14,649
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(21,861,486)	—	(21,861,486)
Total Forward Contracts	$—	$(21,846,837)	$—	$(21,846,837)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$67,580,463	$—	$—	$67,580,463
Future Contracts (Unrealized Depreciation)	(41,164,883)	—	—	(41,164,883)
Total Futures Contracts	$26,415,580	$—	$—	$26,415,580
Swap Contracts
Swap Contracts at Value (Assets)	$—	$2,272,025	$—	$2,272,025
Swap Contracts at Value (Liabilities)	—	(10,570,621)	—	(10,570,621)
Total Swap Contracts	$—	$(8,298,596)	$—	$(8,298,596)
Total Reverse Repurchase Agreements	$—	$(685,307,875)	$—	$(685,307,875)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$6,097,548,176
Cash denominated in foreign currencies (b)		3,893,593
Cash		6,000,000
Cash collateral (c)		317,749,133
Receivable for fund shares sold		8,534,200
Interest receivable		16,568,265
Net variation margin on futures contracts		26,541,545
Swaps at market value		2,272,025
Unrealized appreciation on forward foreign currency exchange contracts		14,649
Other assets		8,217

Total Assets		6,479,129,803

Liabilities
Payables for:
Reverse repurchase agreements	$685,307,875
Fund shares redeemed	420,911
Foreign cash collateral for futures (d)	3,214,916
Cash collateral (e)	59,025,958
Interest on reverse repurchase agreements	79,191
Swaps at market value	10,570,621
Unrealized depreciation on forward foreign currency exchange contracts	21,861,486
Accrued Expenses:
Management fees	2,879,867
Distribution and service fees—Class B	1,182,299
Administration fees	25,924
Custodian and accounting fees	79,908
Deferred trustees’ fees	16,232
Other expenses	202,493

Total Liabilities		784,867,681

Net Assets		$5,694,262,122

Net assets represented by
Paid in surplus		$5,260,186,056
Accumulated net realized gain		173,962,347
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions		118,119,616
Undistributed net investment income		141,994,103

Net Assets		$5,694,262,122

Net Assets
Class B		$5,694,262,122
Capital Shares Outstanding*
Class B		494,474,880
Net Asset Value, Offering Price and Redemption Price Per Share
Class B		$11.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $5,976,070,042.
(b)	Identified cost of cash denominated in foreign currencies was $3,893,845.
(c)	Includes collateral of $38,240,342 for swaps, $256,457,485 for futures and $23,051,306 for reverse repurchase agreements.
(d)	Identified cost of cash collateral denominated in foreign currencies was $(3,254,619).
(e)	Includes collateral of $38,236,698 for swaps and $20,789,260 for reverse repurchase agreements.

Consolidated§ Statement of Operations

Year Ended December 31, 2012

Investment Income
Interest		$39,858,922

Total investment income		39,858,922
Expenses
Management fees	$26,033,288
Administration fees	121,969
Custodian and accounting fees	582,337
Distribution and service fees—Class B	10,638,870
Interest expense	3,952,779
Audit and tax services	96,659
Legal	39,506
Trustees’ fees and expenses	30,893
Shareholder reporting	200,709
Insurance	15,950

Total expenses	41,712,960

Net Investment Loss		(1,854,038)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		(15,113,771)
Futures contracts		254,886,796
Swap contracts		65,049,453
Foreign currency transactions		586,925

Net realized gain		305,409,403

Net change in unrealized appreciation (depreciation) on:
Investments		140,842,965
Futures contracts		1,307,471
Swap contracts		(14,034,240)
Foreign currency transactions		(23,301,711)

Net change in unrealized appreciation		104,814,485

Net realized and unrealized gain		410,223,888

Net Increase in Net Assets From Operations		$408,369,850

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(1,854,038)	$(412,594)
Net realized gain	305,409,403	57,100,940
Net change in unrealized appreciation	104,814,485	13,305,131

Net increase in net assets resulting from operations	408,369,850	69,993,477

Distributions to Shareholders
From net investment income
Class B	(18,503,185)	(34,777,561)
From net realized capital gains
Class B	(19,654,281)	(7,657,930)

Net decrease in net assets resulting from distributions	(38,157,466)	(42,435,491)

Net increase in net assets from capital share transactions	2,739,957,653	2,556,534,099

Net Increase in Net Assets	3,110,170,037	2,584,092,085

Net Assets
Net assets at beginning of period	2,584,092,085	—

Net assets at end of period	$5,694,262,122	$2,584,092,085

Accumulated undistributed net investment income at end of period	$141,994,103	$17,492,296

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Period Ended December 31, 2011(a)
	Shares	Value	Shares	Value
Class B
Sales	248,596,980	$2,735,238,882	242,584,221	$2,527,253,401
Reinvestments	3,516,817	38,157,466	4,049,188	42,435,491
Redemptions	(2,995,559)	(33,438,695)	(1,276,767)	(13,154,793)

Net increase	249,118,238	$2,739,957,653	245,356,642	$2,556,534,099

Increase derived from capital shares transactions		$2,739,957,653		$2,556,534,099

(a)	Commencement of operations was 4/19/2011. Shares first became available to investors through certain separate accounts on the SEC effective date which was 5/2/2011.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Cash Flows

For the Year Ended December 31, 2012

Cash Flows From Operating Activities
Net increase in net assets from operations	$408,369,850
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(4,034,108,641)
Proceeds from investments sold	1,931,251,835
Purchases of short-term investments, net	(344,691,742)
Treasury inflation index adjustments	(7,629,188)
Increase in cash collateral	(201,304,129)
Increase in interest receivable	(11,830,976)
Decrease in receivable for net variation margin on futures contracts	6,718,078
Decrease in swaps at market value, asset	3,685,443
Decrease in unrealized appreciation forward foreign currency exchange contracts	405,368
Decrease in payable for investments purchased	(82,392)
Increase in other assets	(8,217)
Increase in payable for foreign cash collateral for futures	3,214,916
Increase in payable for cash collateral	23,667,787
Decrease in interest on reverse repurchase agreements	(280,826)
Increase in swaps at market value, liability	10,348,797
Decrease in payable for variation margin on futures contracts	(8,106,359)
Increase in unrealized depreciation on forward foreign currency exchange contracts	21,810,209
Increase in accrued management fees	1,636,518
Increase in accrued distribution and service fees	681,931
Increase in accrued administration fees	15,939
Increase in accrued custodian and accounting fees	50,104
Increase in deferred trustees’ fees	10,558
Increase in other expenses	134,375
Net realized loss from investments	15,113,771
Net change in unrealized (appreciation) depreciation from investments	(140,842,965)

Net cash used in operating activities	$(2,321,769,956)

Cash Flows From Financing Activities
Proceeds from shares sold, including decrease in receivable for shares sold	2,742,792,035
Payment on shares redeemed, net of increase in payable for shares redeemed	(33,019,514)
Proceeds from issuance of reverse repurchase agreements	11,780,858,113
Repayment of reverse repurchase agreements	(12,236,116,334)

Net cash provided by financing activities	$2,254,514,300

Net increase in cash (a)	$(67,255,656)

Cash at beginning of period (b)	$77,149,249

Cash at end of period (c)	$9,893,593

Supplemental disclosure of cash flow information:
Non-cash financing activities included herein consist of reinvestment of dividends and distributions	$38,157,466

Cash paid for interest and fees on borrowings:	$4,233,605

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $23,301,711.
(b)	Balance includes foreign currency at value $14,752,249.
(c)	Balance includes foreign currency at value $3,893,593.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31, 2012		Period May 2, 2011 through December 31, 2011(a)		Period April 19, 2011 through May 2, 2011(a)
Net Asset Value, Beginning of Period	$10.53		$10.36	(b)	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (c)	(0.00	)(d)	(0.01)		0.51
Net realized and unrealized gain (loss) on investments	1.11		0.36		(0.15)

Total from investment operations	1.11		0.35		0.36

Less Distributions
Distributions from net investment income	(0.06)		(0.15)		0.00
Distributions from net realized capital gains	(0.06)		(0.03)		0.00

Total distributions	(0.12)		(0.18)		0.00

Net Asset Value, End of Period	$11.52		$10.53		$10.36

Total Return (%) (e)	10.56		3.38	(f)(g)	3.60	(f)(h)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.98		1.18	(i)
Ratio of expenses to average net assets excluding interest expense (%)	0.89		0.95	(i)
Ratio of net expenses to average net assets (%) (j)	0.98		1.15	(i)
Ratio of net expenses to average net assets excluding interest expense (%) (j)	0.89		0.92	(i)
Ratio of net investment income (loss) to average net assets (%)	(0.04)		(0.06	)(i)
Portfolio turnover rate (%)	79		8	(f)
Net assets, end of period (in millions)	$5,694.3		$2,584.1

(a)	Commencement of operations was 4/19/2011. Shares first became available to investors through certain separate accounts on the SEC effective date which was 5/2/2011.
(b)	Net Asset Value on SEC Effective Date, 5/2/2011.
(c)	Per share amounts based on average shares outstanding during the period.
(d)	Net investment loss was less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Total return for the period 5/2/2011 to 12/31/2011.
(h)	Total return for the period 4/19/2011 to 5/2/2011.
(i)	Computed on an annualized basis.
(j)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”) (commenced operations on May 2, 2011), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Statement of Cash Flows and the Financial Highlights of the Portfolio includes the account of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2012	% of Total Assets at December 31, 2012
AQR Global Risk Balanced Portfolio, Ltd.	4/19/2011	$590,010,294	9.1%

3. Significant Accounting Policies

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the consolidated financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

MIST-11

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of

MIST-12

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, controlled foreign corporation reversal and deflationary sell adjustments. These adjustments have no impact on net assets or the results of operations.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve transfers by the Portfolio of securities concurrently with an agreement by the Portfolio to reacquire the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed upon reacquisition price of the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as liabilities on the Statement of Assets and Liabilities. For the year ended December 31, 2012, the Portfolio had an outstanding reverse repurchase agreement balance for 366 days. The average amount of borrowings was $847,460,795 and the weighted average interest rate was 0.45%.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign

MIST-13

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with AQR Capital Management, LLC (“the Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$26,033,288	0.675%	First $250 Million
	0.650%	$250 Million to $750 Million
	0.625%	$750 Million to $1 Billion
	0.600%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2013. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.10%

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2012, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the year ended December 31, 2012 are shown as expense reimbursed by the Adviser in the Statement of Operations, if applicable.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,765,012,838	$1,269,095,803	$1,407,161,287	$524,090,548

6. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts*	$13,476,426	Unrealized depreciation on futures contracts*	$16,277,422
	Swaps at market value	1,028,530	Swaps at market value	9,854,660
Equity	Swaps at market value	1,243,495	Swaps at market value	715,961
	Unrealized appreciation on futures contracts*	19,221,475	Unrealized depreciation on futures contracts*	9,055,499
Commodity	Unrealized appreciation on futures contracts*	34,882,562	Unrealized depreciation on futures contracts*	15,831,962
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	14,649	Unrealized depreciation on forward foreign currency exchange contracts	21,861,486

Total		$69,867,137		$73,596,990

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to consolidated financial statements. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$34,262,818	$34,262,818
Futures contracts	161,346,243	155,999,522	(62,458,969)	—	254,886,796
Swap contracts	41,970,562	23,098,991	(20,100)	—	65,049,453

	$203,316,805	$179,098,513	$(62,479,069)	$34,262,818	$354,199,067

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(22,215,577)	$(22,215,577)
Futures contracts	(33,083,737)	6,166,414	28,224,794	—	1,307,471
Swap contracts	(14,108,196)	73,956	—	—	(14,034,240)

	$(47,191,933)	$6,240,370	$28,224,794	$(22,215,577)	$(34,942,346)

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Forward Foreign currency transactions	$1,325,677,813
Futures contracts long	2,778,812,176
Futures contracts short	7,098
Swap contracts	13,166,099

(a)	Averages are based on activity levels during 2012.

7. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
03/20/13	Royal Bank of Scotland plc	967,855,000	EUR	$1,260,998,188	$(17,391,891)
03/20/13	Royal Bank of Scotland plc	8,670,000	EUR	11,466,408	14,649
03/20/13	Royal Bank of Scotland plc	288,025,000	GBP	463,475,429	(4,294,045)
03/20/13	Royal Bank of Scotland plc	522,361,000	RUB	16,728,935	(155,707)
03/20/13	Royal Bank of Scotland plc	71,328,000	RUB	2,285,742	(19,843)

Net Unrealized Depreciation					$(21,846,837)

(EUR)—	Euro
(GBP)—	British Pound
(RUB)—	Russian Rouble

8. Futures Contracts

The futures contracts outstanding as of December 31, 2012 were as follows:

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation/ (Depreciation)
AEX Index Futures	01/18/13	108	$9,800,501	$(18,398)
ASX SPI 200 Index Futures	03/21/13	581	69,124,965	500,383
Aluminum Futures 3 Months	01/04/13	23	1,216,018	(47,842)
Aluminum Futures 3 Months	01/17/13	25	1,225,113	54,206
Aluminum Futures 3 Months	01/22/13	22	1,083,210	43,735
Aluminum Futures 3 Months	02/01/13	37	1,786,003	113,142
Aluminum Futures 3 Months	02/12/13	24	1,159,538	75,076
Aluminum Futures 3 Months	02/15/13	18	880,956	41,076
Aluminum Futures 3 Months	02/28/13	33	1,669,687	33,171
Aluminum Futures 3 Months	03/07/13	28	1,462,759	(16,027)
Aluminum HG Futures	03/20/13	526	27,955,029	(711,517)
Australian 10 Year Treasury Bond Futures	03/15/13	371	47,234,252	276,039
Brent Crude Oil Pent Financial Futures	01/15/13	2,186	233,410,304	9,476,156
CAC 40 Index Futures	01/18/13	780	37,584,987	(88,353)
Cattle Feeder Futures	01/31/13	83	6,180,768	102,332
Cocoa Futures	03/13/13	127	3,026,015	(186,295)
Coffee Futures	03/18/13	142	8,386,937	(729,588)
Copper Futures 3 Months	01/04/13	11	2,293,518	(118,977)
Copper Futures 3 Months	01/17/13	9	1,831,841	(51,528)
Copper Futures 3 Months	01/22/13	11	2,203,538	(27,227)
Copper Futures 3 Months	02/01/13	12	2,347,663	27,518
Copper Futures 3 Months	02/12/13	3	570,549	23,528
Copper Futures 3 Months	02/15/13	2	382,375	(1,272)
Copper Futures 3 Months	02/28/13	16	3,126,206	43,894
Copper Futures 3 Months	03/07/13	11	2,204,240	(24,315)
Copper LME Futures	03/20/13	214	42,965,374	(538,537)

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation/ (Depreciation)
Corn Futures	03/14/13	1,847	$67,249,951	$(2,766,564)
Cotton No. 2 Futures	03/06/13	330	11,794,107	603,993
DAX Index Futures	03/15/13	137	34,489,927	(47,972)
Euro Stoxx 50 Index Futures	03/15/13	2,931	101,766,736	(598,250)
European Gas Oil (Ice) Futures	01/09/13	1,127	103,764,209	708,691
FTSE 100 Index Futures	03/15/13	1,844	176,766,307	(1,590,306)
FTSE JSE Top 40 Index Futures	03/20/13	631	25,815,905	304,629
FTSE MIB Index Futures	03/15/13	82	8,743,399	79,997
German Euro Bund Futures	03/07/13	6,845	1,303,965,381	11,901,219
Gold 100 oz Futures	02/26/13	235	41,006,001	(1,624,701)
Hang Seng Index Futures	01/30/13	842	61,540,086	657,879
Hang Seng Index Futures	01/30/13	169	24,638,481	80,782
Henry Hub Nat Gas Swap Futures	01/29/13	3,619	30,855,015	(536,843)
IBEX 35 Index Futures	01/18/13	109	11,502,058	110,064
Japanese 10 Year Government Bond Mini Futures	03/11/13	985	1,645,459,421	(12,225,162)
KOSPI 200 Index Futures	03/14/13	419	50,924,324	1,148,581
Lead Futures	03/20/13	99	5,550,283	209,042
Lead Futures 3 Months	01/04/13	5	285,008	4,541
Lead Futures 3 Months	01/17/13	5	265,414	24,002
Lead Futures 3 Months	01/22/13	5	263,627	25,748
Lead Futures 3 Months	02/01/13	4	210,966	20,401
Lead Futures 3 Months	02/28/13	9	495,279	27,171
Lead Futures 3 Months	03/07/13	5	275,786	14,683
Lean Hogs Futures	02/14/13	570	19,647,662	(102,362)
Live Cattle Futures	02/28/13	713	36,923,015	808,945
MSCI Taiwan Index Futures	01/30/13	1,298	35,262,561	432,439
Nickel Futures	03/20/13	70	7,321,096	(157,156)
Nickel Futures 3 Months	01/04/13	4	446,766	(38,019)
Nickel Futures 3 Months	01/17/13	4	405,784	2,426
Nickel Futures 3 Months	01/22/13	3	304,830	1,397
Nickel Futures 3 Months	02/01/13	3	295,025	11,341
Nickel Futures 3 Months	02/12/13	1	95,984	6,189
Nickel Futures 3 Months	02/15/13	2	191,799	12,575
Nickel Futures 3 Months	02/28/13	4	409,840	(849)
Nickel Futures 3 Months	03/07/13	4	411,652	(2,529)
Nymex Heating Oil Pent Futures	01/30/13	536	67,134,080	1,117,802
RBOB Gasoline Fin Futures	01/30/13	551	61,470,855	2,440,406
Russell 2000 Mini Index Futures	03/15/13	1,029	85,984,573	1,130,567
S&P 500 E-Mini Index Futures	03/15/13	13,554	969,113,990	(6,712,220)
S&P Midcap 400 E-Mini Index Futures	03/15/13	1,029	104,291,572	470,918
S&P TSE 60 Index Futures	03/15/13	630	88,968,361	1,145,643
SGX CNX NIFTY Index Futures	01/31/13	1,903	22,621,254	35,864
Silver Futures	03/26/13	41	6,990,519	(793,984)
Soybean Futures	03/14/13	493	36,161,235	(1,417,060)
Sugar No. 11 Futures	02/28/13	959	21,657,815	(702,514)
Topix Index Futures	03/08/13	1,582	144,190,636	13,123,729
U.S. Treasury Note 10 Year Futures	03/19/13	6,435	858,499,604	(4,052,260)
United Kingdom Long Gilt Bond Futures	03/26/13	2,886	556,217,113	1,299,168
WTI Bullet Swap Financial Futures	01/18/13	4,269	373,759,317	18,220,263
Wheat Futures	03/14/13	1,125	48,301,924	(4,539,424)
Zinc Futures	03/20/13	136	6,909,668	158,932
Zinc Futures 3 Months	01/04/13	4	207,006	(2,018)
Zinc Futures 3 Months	01/17/13	5	238,169	18,692
Zinc Futures 3 Months	01/22/13	5	236,039	21,062
Zinc Futures 3 Months	02/01/13	9	425,678	37,973
Zinc Futures 3 Months	02/12/13	2	95,003	8,243
Zinc Futures 3 Months	02/28/13	11	552,323	17,241
Zinc Futures 3 Months	03/07/13	6	304,430	6,654

Net Unrealized Appreciation				$26,790,079

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AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation/ (Depreciation)
Aluminum Futures 3 Months	01/04/13	(23)	$(1,214,396)	$46,220
Aluminum Futures 3 Months	01/17/13	(25)	(1,226,210)	(53,109)
Aluminum Futures 3 Months	01/22/13	(22)	(1,080,165)	(46,780)
Aluminum Futures 3 Months	02/01/13	(37)	(1,793,516)	(105,629)
Aluminum Futures 3 Months	02/12/13	(24)	(1,154,347)	(80,267)
Aluminum Futures 3 Months	02/15/13	(18)	(875,221)	(46,811)
Aluminum Futures 3 Months	02/28/13	(33)	(1,682,947)	(19,911)
Aluminum Futures 3 Months	03/07/13	(28)	(1,459,455)	12,723
Copper Futures 3 Months	02/15/13	(2)	(379,997)	(1,105)
Copper Futures 3 Months	01/04/13	(11)	(2,282,804)	108,263
Copper Futures 3 Months	01/17/13	(9)	(1,825,636)	45,323
Copper Futures 3 Months	01/22/13	(11)	(2,201,907)	25,595
Copper Futures 3 Months	02/01/13	(12)	(2,352,956)	(22,225)
Copper Futures 3 Months	02/12/13	(3)	(569,519)	(24,558)
Copper Futures 3 Months	02/28/13	(16)	(3,133,574)	(36,526)
Copper Futures 3 Months	03/07/13	(11)	(2,213,732)	33,807
Lead Futures 3 Months	01/04/13	(5)	(284,342)	(5,207)
Lead Futures 3 Months	01/17/13	(5)	(264,211)	(25,205)
Lead Futures 3 Months	01/22/13	(5)	(262,930)	(26,445)
Lead Futures 3 Months	02/01/13	(4)	(212,094)	(19,273)
Lead Futures 3 Months	02/28/13	(9)	(501,848)	(20,602)
Lead Futures 3 Months	03/07/13	(5)	(275,367)	(15,102)
Nickel Futures 3 Months	01/04/13	(4)	(447,330)	38,583
Nickel Futures 3 Months	01/17/13	(4)	(404,970)	(3,240)
Nickel Futures 3 Months	01/22/13	(3)	(302,161)	(4,066)
Nickel Futures 3 Months	02/01/13	(3)	(295,465)	(10,901)
Nickel Futures 3 Months	02/12/13	(1)	(95,758)	(6,415)
Nickel Futures 3 Months	02/15/13	(2)	(190,977)	(13,397)
Nickel Futures 3 Months	02/28/13	(4)	(413,994)	5,003
Nickel Futures 3 Months	03/07/13	(4)	(412,074)	2,951
Zinc Futures 3 Months	01/04/13	(4)	(206,835)	1,847
Zinc Futures 3 Months	01/17/13	(5)	(237,492)	(19,369)
Zinc Futures 3 Months	01/22/13	(5)	(235,523)	(21,578)
Zinc Futures 3 Months	02/01/13	(9)	(426,811)	(36,840)
Zinc Futures 3 Months	02/12/13	(2)	(94,616)	(8,629)
Zinc Futures 3 Months	02/28/13	(11)	(556,032)	(13,531)
Zinc Futures 3 Months	03/07/13	(6)	(302,990)	(8,093)

Net Unrealized Depreciation				$(374,499)

9. Swap Agreements

Open swap on futures agreements at December 31, 2012 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	—	0.000%	02/13/13	Bank of America Securities LLC	Bovespa Futures	BRL	86,515,218	$908,736	$—	$908,736
Receive	—	0.000%	03/07/13	Bank of America Securities LLC	BUND Futures	EUR	76,276,827	1,012,049	—	1,012,049
Receive	—	0.000%	03/11/13	Bank of America Securities LLC	Japanese Government Bond 10 Year Futures	JPY	61,301,411,200	(4,545,636)	—	(4,545,636)
Receive	—	0.000%	03/15/13	Bank of America Securities LLC	RTS Index Futures	USD	19,980,985	334,759	—	334,759
Receive	—	0.000%	03/15/13	Bank of America Securities LLC	Swiss Market Index Futures	CHF	61,877,354	(715,961)	—	(715,961)
Receive	—	0.000%	03/19/13	Bank of America Securities LLC	U.S. Treasury Note 10 Year Futures	USD	1,484,226,587	(5,309,024)	—	(5,309,024)

MIST-20

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	—	0.000%	03/26/13	Bank of America Securities LLC	United Kingdom 10 Year Gilt Futures	GBP	16,162,974	$16,481	$—	$16,481

Totals								$(8,298,596)	$—	$(8,298,596)

BRL—	Brazilian Real
CHF—	Swiss Franc
EUR—	Euro
GBP—	British Pound
JPY—	Japanese Yen
USD—	United States Dollar

10. Reverse Repurchase Agreements

Reverse repurchase agreements as of December 31, 2012 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Barclays Bank Plc	0.32%	12/19/12	01/16/13	USD	685,307,875	$685,307,875

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

11. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

12. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

13. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$25,817,343	$37,824,231	$12,340,123	$4,611,260	$38,157,466	$42,435,491

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$264,230,558	$79,761,692	$90,100,048	$—	$434,092,298

MIST-21

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

14. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-22

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AQR Global Risk Balanced Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AQR Global Risk Balanced Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, the related consolidated statement of operations and consolidated statement of cash flows for the year then ended, the consolidated statements of changes in net assets for the period then ended and for the period from April 19, 2011 (commencement of operations) to December 31, 2011 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of AQR Global Risk Balanced Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the period then ended and for the period from April 19, 2011 (commencement of operations) to December 31, 2011 and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-23

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-24

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-25

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the AQR Global Risk Balanced Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-26

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-27

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the AQR Global Risk Balanced Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, and its blended benchmark, for the one-year period ended October 31, 2012. The Board also noted that the Portfolio commenced operations on April 29, 2011. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the AQR Global Risk Balanced Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the Expense Group median and below the Expense Universe median and Sub-advised Expense Universe median and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for shareholders to benefit from the lower sub-advisory fee effective January 1, 2013. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this

MIST-28

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the AQR Global Risk Balanced Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-29

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-30

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-31

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 9.14%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 11.24% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The past year continued to be a macroeconomic story, as global policy events drove returns. Equity indices in the United States ended significantly higher for the year, as they were driven by additional quantitative easing measures and improvements in the housing and labor markets. These strong results were achieved despite sell-offs in May and October and the discouraging pressure of a last-minute “fiscal cliff” political scramble toward the end of the year. The defensive Utilities and Telecommunication Services sectors underperformed in this environment, as they struggled in a year that was kind to risk assets. The eurozone and emerging markets kept pace in terms of performance, despite flare-ups of sovereign fiscal stress throughout the year. Regarding the former, additional monetary measures by central banks and the commitment by the European Central Bank (“ECB”) to be the “lender of last resort” led risk assets higher. Still, investors continued to be relatively cautious, which benefited German stocks. In Asia, Japan saw its best returns in recent memory, capitalizing upon a year-end rally due to strong policy easing and commitments from the new Prime Minister to re-invigorate the stagnant economy.

On the fixed income side, global central bank easing moves added further pressure on yields, while corporate issues continued to march higher. Returns on both high yield and investment grade bonds remained strong, as demand for yield showed no signs of abating given the high uncertainties present in traditional equities. Valuations continue to merit caution as yields have approached low levels last seen pre-2008 on the back of a rabid hunt for yield, yet fundamentals appear to be strong and corporate cash balances continue to be reassuring. Real estate-related sectors, including Mortgage-Backed Securities (“MBS”) and Commercial MBS, were the strongest performers in 2012 on the back of what appears to be a promising recovery in real estate markets.

On the economic data front, the scene was mildly positive in the U.S. with jobs-related data, Gross Domestic Product (“GDP”) figures, home sales figures, vehicle sales and Purchasing Managers Index (“PMI”) numbers steadily improving over the course of the year. Similar recoveries in the eurozone and China remain to be seen, as data continues to be weak and volatile in these regions, suggesting continued fragility and uncertainty. However, improvements toward the end of the year in manufacturing and other leading indicators in China are promising, and investors continue to welcome monetary support in Europe.

Overall, the year was one of divergences, as political and regional policy actions continued to drive returns more than fundamentals. The search for ever-decreasing yields remains a formidable force across the asset class universe and macroeconomics remains the name of the game.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s assets are allocated across a broad range of asset classes in a tactical sleeve and the volatility of the Portfolio is generally managed by transferring assets out of the tactical sleeve into cash during periods of high volatility, and back into the tactical sleeve during periods of low volatility. At the broad asset allocation level, the Portfolio held a significant amount of cash during the first quarter of 2012 as a direct result of the volatility management. At the time, our volatility model forecasted that volatility would remain high, compelling us to hold more cash than we would have otherwise. Since equity markets rose in the first quarter, the volatility management ended up being a large detractor from performance for the first quarter and for the year.

Within equities, we employed an overweight in the U.S. versus international markets in line with our view that domestic economic growth had steadier underpinnings than that of countries abroad. The two regions ended about even for the year and this tilt did not contribute to or detract from performance. Within international equities, the Portfolio was overweight Germany versus the broader Europe, Australasia, Far East (“EAFE”) area, reflecting our view that German growth was more stable and secure. This position contributed strong positive performance over the course of the year, as German equities significantly outperformed the broader eurozone. In addition, the Portfolio held active sector bets (i.e., overweights relative to the benchmark index) in Healthcare, Energy, Financials, Industrials and Information Technology (“IT”). Healthcare contributed positively throughout the period, experiencing a significant run-up in anticipation of President Obama’s re-election. Financials was positive as well, as the sector benefited from improving economic data and a perceived housing recovery. On the other hand, energy stocks suffered from global growth fears in the second and third quarters, as well as from the slowdown in China, putting downward pressure on cyclical commodities. Finally, we operated an active regional view in emerging markets, in line with our longer-term positive view on emerging market equity.

Within fixed-income, the Portfolio remains overweight in high yield and investment grade corporate credit. We continue to find yields in those sectors relatively attractive versus safer fixed income assets, especially given the current environment of strong balance sheets, below-average default rates, record corporate cash levels and the continued demand for yield. However, we remain vigilant and cautious of the ever-stretched valuations and the possible left-tail risk scenarios of upcoming macroeconomic events, and we continue to prepare for near-term volatility.

The Portfolio held derivatives during the period as part of its investment strategy. Overall, derivatives had a positive effect on performance for the period. The portfolio employs derivatives to hedge and/or take outright views through interest rate swaps and index futures.

MIST-1

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

In addition, the Portfolio systematically employs interest rate swaps to protect against market volatility. During the period, the Portfolio held positions in Italian and German equity index futures, both of which contributed to performance during the period, as both German and Italian equities outperformed the broader index by a sizable margin. At period end the Portfolio held DAX futures (German equities) and FTSE MIB futures (Italian equities).

Philip Green

Portfolio Manager

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

BLACKROCK GLOBAL TACTICAL STRATEGIES PORTFOLIO MANAGED BY
BLACKROCK FINANCIAL MANAGEMENT, INC. VS. DOW JONES MODERATE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	Since Inception[3]
BlackRock Global Tactical Strategies Portfolio
Class B	9.14	3.22
Dow Jones Moderate Index[1]	11.24	3.09

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
iShares MSCI EAFE Index Fund	9.7
SPDR S&P 500 ETF Trust	7.1
iShares iBoxx $ Investment Grade Corporate Bond Fund	7.0
Vanguard Total Bond Market ETF	6.3
iShares Core Total US Bond Market ETF	6.2
iShares Barclays 1-3 Year Credit Bond Fund	4.8
Health Care Select Sector SPDR Fund	4.6
iShares iBoxx $ High Yield Corporate Bond Fund	4.1
Vanguard MSCI Emerging Markets ETF	4.0
Technology Select Sector SPDR Fund ETF	3.3

MIST-3

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class B(a)	Actual	0.93%	$1,000.00	$1,054.80	$4.80
	Hypothetical*	0.93%	$1,000.00	$1,020.46	$4.72

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Schedule of Investments as of December 31, 2012

Investment Company Securities—73.8% of Net Assets

Security Description	Shares	Value
Energy Select Sector SPDR Fund (a)	1,268,091	$90,592,421
Financial Select Sector SPDR Fund (a)	3,894,412	63,868,357
Health Care Select Sector SPDR Fund (a)	7,715,407	308,230,510
Industrial Select Sector SPDR Fund (a)	5,119,474	194,028,065
iShares Barclays 1-3 Year Credit Bond Fund (a) (b)	3,044,431	321,126,582
iShares Barclays Intermediate Credit Bond Fund (a) (b)	836,842	93,132,146
iShares Core S&P 500 ETF (a) (b)	233,945	33,472,851
iShares Core Total US Bond Market ETF (b)	3,752,548	416,870,557
iShares Dow Jones US Real Estate Index Fund (a) (b)	967,536	62,618,930
iShares iBoxx $ High Yield Corporate Bond Fund (a) (b)	2,996,610	279,733,544
iShares iBoxx $ Investment Grade Corporate Bond Fund (a) (b)	3,933,758	475,945,380
iShares MSCI EAFE Index Fund (b)	11,536,997	655,532,170
iShares MSCI USA Minimum Volatility Index Fund (b)	1,619,700	47,036,088
iShares Russell 2000 Index Fund (a) (b)	1,670,173	140,778,882
iShares S&P 100 Index Fund (a) (b)	1,326,534	85,800,219
Market Vectors Agribusiness ETF (a)	2,905,080	153,272,021
SPDR S&P 500 ETF Trust	3,387,529	482,790,633
Technology Select Sector SPDR Fund ETF (a)	7,594,063	219,848,124
Vanguard Dividend Appreciation ETF (a)	2,804,085	167,039,343
Vanguard MSCI Emerging Markets ETF	6,049,891	269,401,646
Vanguard Total Bond Market ETF (a)	5,046,214	424,033,362

Total Investment Company Securities (Cost $4,806,092,058)		4,985,151,831

Short-Term Investments—37.6%

Mutual Fund—12.7%
State Street Navigator Securities Lending Prime Portfolio (c)	861,112,167	861,112,167

Security Description	Principal Amount*	Value

Repurchase Agreement—24.9%

Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $1,681,358,934 on 01/02/13, collateralized by $99,000,000 Federal National Mortgage Association at 2.000% due 08/18/15 with a value of $103,826,250; $94,000,000 U.S. Treasury Note at 4.250% due 08/15/15 with a value of $105,059,664; $325,060,000 U.S. Treasury Note at 0.250% due 09/15/15 with a value of $324,653,675; $8,320,000 U.S. Treasury Note at 2.125% due 12/31/15 with a value of $8,746,400; $545,280,000 U.S. Treasury Note at 0.250% due 07/15/15 with value of $545,280,000; $448,075,000 U.S. Treasury Note at 1.250% due 04/15/14 with a value of $455,210,594; $172,000,000 U.S. Treasury Note at 0.250% due 03/31/14 with a value of $172,215,000.

	1,681,358,000	$1,681,358,000

Total Short-Term Investments (Cost $2,542,470,167)		2,542,470,167

Total Investments—111.4% (Cost $7,348,562,225) (d)		7,527,621,998
Other assets and liabilities (net)—(11.4)%		(769,046,289)

Net Assets—100.0%		$6,758,575,709

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $853,550,119 and the collateral received consisted of cash in the amount of $861,112,167 and non-cash collateral with a value of $19,000. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 9 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $7,386,229,541. The aggregate unrealized appreciation and depreciation of investments were $152,931,791 and $(11,539,334), respectively, resulting in net unrealized appreciation of $141,392,457 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Investment Company Securities	$4,985,151,831	$—	$—	$4,985,151,831
Short-Term Investments
Mutual Fund	861,112,167	—	—	861,112,167
Repurchase Agreement	—	1,681,358,000	—	1,681,358,000
Total Short-Term Investments	861,112,167	1,681,358,000	—	2,542,470,167
Total Investments	$5,846,263,998	$1,681,358,000	$—	$7,527,621,998

Collateral for securities loaned (Liability)	$—	$(861,112,167)	$—	$(861,112,167)
Futures Contracts
Future Contracts (Unrealized Depreciation)	$(4,051,734)	$—	$—	$(4,051,734)
Total Futures Contracts	$(4,051,734)	$—	$—	$(4,051,734)
Swap Contracts
Swap Contracts at Value (Assets)	$—	$34,435,615	$—	$34,435,615
Swap Contracts at Value (Liabilities)	—	(8,806,754)	—	(8,806,754)
Total Swap Contracts	$—	$25,628,861	$—	$25,628,861

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$3,234,216,649
Repurchase Agreement		1,681,358,000
Affiliated investments at value (c)(d)		2,612,047,349
Cash denominated in foreign currencies (e)		38,206
Cash		2,145,926
Cash collateral for futures contracts		70,094,000
Receivable for fund shares sold		6,701,611
Dividends receivable		13,215,907
Interest receivable		467
Swap interest receivable		9,003,444
Swaps at market value		34,435,615
Other assets		10,930

Total Assets		7,663,268,104

Liabilities
Payables for:
Fund shares redeemed	$155,150
Cash collateral for swap contracts	28,160,000
Swaps at market value	8,806,754
Variation margin on futures contracts	162,297
Collateral for securities loaned	861,112,167
Swap interest	870,942
Accrued Expenses:
Management fees	3,714,862
Distribution and service fees— Class B	1,409,247
Administration fees	30,448
Custodian and accounting fees	45,660
Deferred trustees’ fees	16,232
Other expenses	208,636

Total Liabilities		904,692,395

Net Assets		$6,758,575,709

Net assets represented by
Paid in surplus		$6,334,281,810
Accumulated net realized gain		123,520,956
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions		200,637,376
Undistributed net investment income		100,135,567

Net Assets		$6,758,575,709

Net Assets
Class B		$6,758,575,709
Capital Shares Outstanding*
Class B		650,634,370
Net Asset Value, Offering Price and Redemption Price Per Share
Class B		$10.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $332,426,466.
(b)	Identified cost of investments, excluding repurchase agreements and affiliated investments, was $3,138,441,496.
(c)	Identified cost of affiliated investments was $2,528,762,729.
(d)	Includes securities loaned at value of $521,123,653.
(e)	Identified cost of cash denominated in foreign currencies was $37,730.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from Underlying ETFs		$42,790,023
Dividends from affiliated investments		80,432,937
Interest		110,213
Securities lending income		1,343,903

Total investment income		124,677,076
Expenses
Management fees	$35,868,409
Administration fees	148,337
Custodian and accounting fees	352,941
Distribution and service fees—Class B	13,564,773
Interest expense	16,927
Audit and tax services	32,159
Legal	38,641
Trustees’ fees and expenses	31,259
Shareholder reporting	253,351
Insurance	21,852
Miscellaneous	4,882

Total expenses	50,333,531

Net Investment Income		74,343,545

Net Realized and Unrealized Gain
Net realized gain on:
Investments		54,436,245
Affiliated Investments		27,986,015
Futures contracts		61,879,985
Swap contracts		53,754,016
Capital gain distributions received from Underlying ETFs		4,173,905

Net realized gain		202,230,166

Net change in unrealized appreciation (depreciation) on:
Investments		74,037,142
Affiliated investments		101,484,086
Futures contracts		(4,051,734)
Swap contracts		12,074,830
Foreign currency transactions		476

Net change in unrealized appreciation		183,544,800

Net realized and unrealized gain		385,774,966

Net Increase in Net Assets from Operations		$460,118,511

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$74,343,545	$16,285,528
Net realized gain (loss)	202,230,166	(17,376,624)
Net change in unrealized appreciation	183,544,800	17,092,576

Net increase in net assets resulting from operations	460,118,511	16,001,480

Distributions to Shareholders
From net investment income
Class B	—	(24,070,869)
From net realized capital gains
Class B	(77,273)	(27,949,913)

Net decrease in net assets resulting from distributions	(77,273)	(52,020,782)

Net increase in net assets from capital share transactions	2,612,789,365	3,721,764,408

Net Increase in Net Assets	3,072,830,603	3,685,745,106

Net Assets
Net assets at beginning of period	3,685,745,106	—

Net assets at end of period	$6,758,575,709	$3,685,745,106

Accumulated undistributed net investment income (loss) at end of period	$100,135,567	$(5,674)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Period Ended December 31, 2011(a)
	Shares	Value	Shares	Value
Class B
Sales	269,306,993	$2,670,050,202	382,952,523	$3,683,490,129
Reinvestments	7,829	77,273	5,493,219	52,020,782
Redemptions	(5,712,583)	(57,338,110)	(1,413,611)	(13,746,503)

Net increase	263,602,239	$2,612,789,365	387,032,131	$3,721,764,408

Increase derived from capital shares transactions		$2,612,789,365		$3,721,764,408

(a)	Commencement of operations was 5/2/2011.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2012		2011(a)
Net Asset Value, Beginning of Period	$9.52		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.14		0.09
Net realized and unrealized gain (loss) on investments	0.73		(0.44)

Total from investment operations	0.87		(0.35)

Less Distributions
Distributions from net investment income	0.00		(0.06)
Distributions from net realized capital gains	(0.00	)(c)	(0.07)

Total distributions	(0.00)		(0.13)

Net Asset Value, End of Period	$10.39		$9.52

Total Return (%) (d)	9.14		(3.41	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93		0.96	(f)
Ratio of net expenses to average net assets (%) (g)	0.93		0.92	(f)
Ratio of net investment income to average net assets (%) (h)	1.37		1.45	(f)
Portfolio turnover rate (%)	62		75	(e)
Net assets, end of period (in millions)	$6,758.6		$3,685.7

(a)	Commencement of operations was 5/2/2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”) (commenced operations on May 2, 2011), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

MIST-10

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

MIST-11

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions and short-term dividend reclass from Underlying Funds. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio is securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of

MIST-12

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with BlackRock Financial Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$35,868,409	0.800%	First $100 Million
	0.750%	$100 Million to $300 Million
	0.700%	$300 Million to $600 Million
	0.675%	$600 Million to $1 Billion
	0.650%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2013. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying ETFs fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.15%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2012, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the year ended December 31, 2012 are shown as expense reimbursed by the Adviser in the Statement of Operations, if applicable.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

MIST-13

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$5,045,078,008	$—	$2,584,236,134

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

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BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Swaps at market value	$34,435,615	Swaps at market value	$8,806,754
Equity			Unrealized depreciation
			on futures contracts*	4,051,734

Total		$34,435,615		$12,858,488

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Future contracts	$—	$61,879,985	$61,879,985
Swap contracts	53,754,016	—	53,754,016

	$53,754,016	$61,879,985	$115,634,001

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BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Future contracts	$—	$(4,051,734)	$(4,051,734)
Swap contracts	12,074,830	—	12,074,830

	$12,074,830	$(4,051,734)	$8,023,096

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Futures contracts long	$33,938
Swap contracts	1,522,333,333

(a)	Averages are based on activity levels during 2012.

6. Futures Contracts

The futures contracts outstanding as of December 31, 2012 were as follows:

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Unrealized Depreciation
DAX Index Futures	03/15/13	1,870	$474,012,574	$(3,892,465)
FTSE MIB Index Futures	03/15/13	1,912	205,895,036	(159,269)

Net Unrealized Depreciation				$(4,051,734)

7. Swap Agreements

Open interest rate swap agreements as of December 31, 2012 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	2.080%	02/27/22	Deutsche Bank AG	50,000,000	USD	$1,797,705	$—	$1,797,705
Pay	3-Month USD-LIBOR	2.346%	03/19/22	Deutsche Bank AG	75,000,000	USD	4,422,675	—	4,422,675
Pay	3-Month USD-LIBOR	2.279%	04/11/22	Deutsche Bank AG	35,000,000	USD	1,835,631	—	1,835,631
Pay	3-Month USD-LIBOR	2.060%	05/04/22	Credit Suisse Group AG	242,000,000	USD	7,816,527	—	7,816,527
Pay	3-Month USD-LIBOR	2.060%	05/04/22	Deutsche Bank AG	497,000,000	USD	16,052,951	—	16,052,951
Pay	3-Month USD-LIBOR	1.988%	05/10/22	Deutsche Bank AG	50,000,000	USD	1,282,235	—	1,282,235
Pay	3-Month USD-LIBOR	1.741%	06/19/22	UBS AG	50,000,000	USD	98,975	—	98,975
Pay	3-Month USD-LIBOR	1.638%	07/12/22	Credit Suisse Group AG	50,000,000	USD	(414,980)	—	(414,980)
Pay	3-Month USD-LIBOR	1.630%	07/13/22	Deutsche Bank AG	50,000,000	USD	(451,160)	—	(451,160)
Pay	3-Month USD-LIBOR	1.596%	07/24/22	Deutsche Bank AG	50,000,000	USD	(630,545)	—	(630,545)
Pay	3-Month USD-LIBOR	1.592%	08/02/22	Deutsche Bank AG	200,000,000	USD	(2,674,640)	—	(2,674,640)
Pay	3-Month USD-LIBOR	1.590%	08/02/22	Deutsche Bank AG	286,000,000	USD	(3,879,676)	—	(3,879,676)
Pay	3-Month USD-LIBOR	1.804%	09/21/22	Goldman Sachs International	168,000,000	USD	687,624	—	687,624
Pay	3-Month USD-LIBOR	1.846%	10/22/22	Deutsche Bank AG	65,000,000	USD	441,292	—	441,292
Pay	3-Month USD-LIBOR	1.673%	12/12/22	Credit Suisse Group AG	66,000,000	USD	(755,753)	—	(755,753)

Totals							$25,628,861	$—	$25,628,861

Securities in the amount of $8,565,838 have been received at the custodian bank as collateral for swap contracts.

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

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BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

9. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2012 is as follows:

The Portfolio does not invest in the Underlying ETF’s for the purpose of exercising control; however, investments by the

Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETF’s net assets. Transactions in the Underlying ETF’s for the year ended December 31, 2012 were as follows:

Underlying ETF/Security	Number of shares held at December 31,2011	Shares purchased	Shares sold	Number of shares held at December 31,2012
iShares Barclays 1-3 Year Credit Bond Fund	678,102	2,366,329	—	3,044,431
iShares Barclays Intermediate Credit Bond Fund	—	836,842	—	836,842
iShares Core S&P 500 ETF	—	233,945	—	233,945
iShares Core Total US Bond Market ETF	2,842,613	2,826,851	(1,916,916)	3,752,548
iShares Dow Jones EPAC Select Dividend Index Fund	496,844	68,098	(564,942)	—
iShares Dow Jones US Real Estate Fund	—	967,536	—	967,536
iShares iBoxx $ High Yield Corporate Bond Fund	1,056,847	1,939,763	—	2,996,610
iShares iBoxx $ Investment Grade Corporate Bond Fund	860,011	4,170,522	(1,096,775)	3,933,758
iShares MSCI EAFE Index Fund	7,772,838	17,683,656	(13,919,497)	11,536,997
iShares MSCI Germany Index Fund	1,374,130	2,568,426	(3,942,556)	—
iShares MSCI Japan Index Fund	8,545,718	11,739,179	(20,284,897)	—
iShares MSCI USA Minimum Volatility Index	—	1,619,700	—	1,619,700
iShares Russell 2000 Index Fund	709,762	1,015,290	(54,879)	1,670,173
iShares Russell 3000 Index Fund	1,026,173	62,566	(1,088,739)	—
iShares S&P 100 Index Fund	1,232,942	424,192	(330,600)	1,326,534

Underlying ETF/Security	Net Realized Gain/(Loss) on Sales of Underlying ETFs	Capital Gain Distributions from Underlying ETFs	Dividend Income from Underlying ETFs	Ending Value as of December 31, 2012
iShares Barclays 1-3 Year Credit Bond Fund	$—	$—	$3,403,900	$321,126,582
iShares Barclays Intermediate Credit Bond Fund	—	—	699,427	93,132,146
iShares Core S&P 500 ETF	—	—	—	33,472,851
iShares Core Total US Bond Market ETF	5,034,552	—	11,013,146	416,870,557
iShares Dow Jones EPAC Select Dividend Index Fund	499,582	—	—	—
iShares Dow Jones US Real Estate Fund	—	—	764,605	62,618,930
iShares iBoxx $ High Yield Corporate Bond Fund	—	—	14,431,173	279,733,544
iShares iBoxx $ Investment Grade Corporate Bond Fund	9,088,382	—	17,077,876	475,945,380
iShares MSCI EAFE Index Fund	22,531,057	—	28,018,436	655,532,170
iShares MSCI Germany Index Fund	67,235	—	—	—
iShares MSCI Japan Index Fund	(16,399,846)	—	—	—
iShares MSCI USA Minimum Volatility Index	—	—	341,109	47,036,088
iShares Russell 2000 Index Fund	193,877	—	2,817,173	140,778,882
iShares Russell 3000 Index Fund	4,826,365	—	—	—
iShares S&P 100 Index Fund	2,144,811	—	1,866,092	85,800,219

	$27,986,015	$—	$80,432,937	$2,612,047,349

10. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty

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BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

11. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$—	$51,174,626	$77,273	$846,156	$77,273	$52,020,782

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$253,714,774	$7,625,300	$162,970,060	$—	$424,310,134

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

12. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

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BlackRock Global Tactical Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Tactical Strategies Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Tactical Strategies Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Tactical Strategies Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations, for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

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BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the BlackRock Global Tactical Strategies Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-22

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-23

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the BlackRock Global Tactical Strategies Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended benchmark, for the one-year period ended October 31, 2012. The Board also noted that the Portfolio commenced operations on April 29, 2011. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the BlackRock Global Tactical Strategies Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median and Expense Universe median, and below the Sub-advised Expense Universe median and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board also took into account the peer group used for comparative purposes. The Board also noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for shareholders to benefit from the lower sub-advisory fee effective January 1, 2013. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith

MIST-24

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the BlackRock Global Tactical Strategies Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that

MIST-25

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the BlackRock Global Tactical Strategies Portfolio and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-26

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-27

Met Investors Series Trust

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the BlackRock High Yield Portfolio returned 16.80% and 16.54%, respectively. The Portfolio’s benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index1, returned 15.78% over the same period.

MARKET ENVIRONMENT / CONDITIONS

2012 was a strong year for risk assets and, despite a backdrop of global policy uncertainty and low growth, strong technical along with resilient credit conditions continued to support high yield assets. Investors’ thirst for risk over the period mostly benefited lower-rated credits, and as a result the high yield market outperformed higher-quality fixed income sectors over the year. High yield bond prices soared as risk premiums (i.e., the yield difference versus U.S. Treasuries) contracted throughout the year. After sinking an additional 44 basis points (0.44%) in the fourth quarter, high yield risk premiums had tightened by 214 basis points for all of 2012.

Significant new-issuance over the past two years has moved forward most of the near-term financing needs, and permitted issuers to extend maturities well into the future. However, we expect 2013 issuance to remain well above historical averages. A vibrant primary market priced $368 billion worth of high yield bonds in 2012 compared to $245 billion in 2011, eclipsing the previous annual record of $302 billion set in 2010. The primary market continued to be focused on issuer refinancings, allowing for further enhancement of company liquidity profiles. Supportive technical market factors created an insatiable investor demand for high yield paper. Retail high yield mutual funds reigned in $30.1 billion of investment inflows in 2012 for the second most active period on record behind 2009’s $31.9 billion.

The levered credit market experienced one default in December for $346 million. For all of 2012, 35 companies defaulted for a total of $20.6 billion, with only six of those filings occurring in the fourth quarter. The 12-month par-weighted default rate declined to 1.1% from 1.3% in November and remains well below the 25-year average of 4.2%. A resilient corporate fundamental backdrop kept default activity subdued in 2012.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed relative to its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, for the

12-month period. Outperformance was attributable to an overweight toward the higher end of the high yield credit quality range, as well as security selection within the lower- and non-rated credit tiers. Meanwhile, security selection in higher-rated names contributed to relative returns. Among the sectors, an underweight in Banking hindered performance, as did security selection in Paper and Metals. Select positions in equities held outside of the benchmark index boosted results, as did stronger security selection in the Non-Captive Diversified Financials, other Financials and Consumer Service sectors.

During the period, the Portfolio selectively participated in the high yield primary calendar, seeking higher-quality new issues illustrating solid risk-reward profiles and stable fundamentals. While we maintained a riskier stance to start the year, we gradually took advantage of market strength to transition the Portfolio to a more moderate risk level, as the surge in high yield asset prices through August warranted more prudent selection.

At period end, our focus remains on issuers that generate consistent cash flows and provide clear earnings visibility. The Portfolio continued to find value within higher-quality income-oriented credits, however we also added to lower-rated credits and equity/equity-like securities when those securities represented the best risk-reward profile in an issuer’s capital structure.

At period end, the Portfolio held a slight underweight relative to the benchmark index in higher-rated issues. The Portfolio was overweight in the Independent Energy, other Financials and Consumer Service sectors, with underweights in Banking, Gas Pipelines and Technology. The Portfolio maintained allocations of approximately 15% to Bank Loans, 1% to Preferred Securities and 1% to Convertible Bonds. On an asset allocation basis, the Portfolio increased exposure to Bank Loans and higher-quality securities, and it maintained positions that were favorably priced as the most attractive risk-adjusted instruments in the capital structure.

The Portfolio held derivatives during the period as part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. During the period, the Portfolio used equity futures and CDX (a derivative contract based on a group of credit securities) as a means to tactically hedge the Portfolio against volatility in global markets. The use of equity futures detracted from performance during the period.

MIST-1

Met Investors Series Trust

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

However, CDX positions contributed positively to performance and outweighed the negative performance of equity futures. As a result, derivatives exposure overall had a slightly positive effect on the Portfolio.

James Keenan

Mitch Garfin

Derek Schoenhofen

Charlie McCarthy

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock High Yield Portfolio

BLACKROCK HIGH YIELD PORTFOLIO MANAGED BY

BLACKROCK FINANCIAL MANAGEMENT, INC. VS. BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year	Since Inception[3]
BlackRock High Yield Portfolio
Class A	16.80	9.17	9.25	—
Class B	16.54	—	—	9.57
Barclays U.S. Corporate High Yield 2% Issuer Capped Index[1]	15.78	10.45	10.60	11.11

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

2 “ Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A shares is 8/30/1996. Inception of Class B shares is 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Issuer

% of Net Assets
HD Supply, Inc.	1.8
Harrah’s Property Co.	1.6
Realogy Corp.	1.6
Sprint Nextel Corp.	1.4
Charter Communications, Inc.	1.4
First Data Corp.	1.4
HCA, Inc.	1.3
Level 3 Financing, Inc.	1.2
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.	1.2
CIT Group, Inc.	1.2

Top Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	57.7
Foreign Bonds & Debt Securities	17.2
Floating Rate Loans	15.3
Common Stocks	4.7
Preferred Stocks	2.0
Convertible Bonds	1.4
Cash & Cash Equivalents	1.1
Convertible Preferred Stocks	0.6

MIST-3

Met Investors Series Trust

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.65%	$1,000.00	$1,085.20	$3.41
	Hypothetical*	0.65%	$1,000.00	$1,021.87	$3.30

Class B	Actual	0.90%	$1,000.00	$1,084.60	$4.72
	Hypothetical*	0.90%	$1,000.00	$1,020.61	$4.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—58.4% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.4%
Affinion Group, Inc. 7.875%, 12/15/18 (a)	2,220,000	$1,703,850
Checkout Holding Corp. Zero Coupon, 11/15/15 (144A) (a)	1,640,000	1,156,200
inVentiv Health, Inc. 9.000%, 01/15/18 (144A)	760,000	769,500
10.000%, 08/15/18 (144A)	90,000	78,525

		3,708,075

Aerospace/Defense—1.0%
Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/17 (a)	1,916,000	2,112,390
Meccanica Holdings USA, Inc. 6.250%, 07/15/19 (144A)	1,469,000	1,475,214
National Air Cargo Group, Inc. 12.375%, 09/02/15 (b)	3,626,429	3,650,726
Sequa Corp. 7.000%, 12/15/17 (144A) (a)	1,775,000	1,794,969

		9,033,299

Airlines—1.0%
American Airlines Pass-Through Trust 8.625%, 10/15/21	2,381,353	2,470,654
Continental Airlines 2012-3 Pass Thru Certificates 6.125%, 04/29/18	2,400,000	2,418,000
Delta Air Lines Pass-Through Trust 9.750%, 12/17/16	267,190	299,252
US Airways Pass-Through Trust 10.875%, 10/22/14	1,230,842	1,280,076
9.125%, 10/01/15	1,400,000	1,443,750
6.750%, 06/03/21	1,100,000	1,127,500

		9,039,232

Apparel—0.0%
Levi Strauss & Co. 7.750%, 05/15/18 (EUR)	278,000	394,467

Auto Parts & Equipment—0.4%
Continental Rubber of America Corp. 4.500%, 09/15/19 (144A)	150,000	154,259
Delphi Corp. 6.125%, 05/15/21	700,000	780,500
IDQ Holdings, Inc. 11.500%, 04/01/17 (144A)	1,200,000	1,299,000
Lear Corp. 8.500%, 12/01/13	1,530,000	16,256
5.750%, 08/01/14	1,395,000	14,822
Titan International, Inc. 7.875%, 10/01/17	1,510,000	1,611,925

		3,876,762

Beverages—0.1%
Constellation Brands, Inc. 6.000%, 05/01/22 (a)	885,000	1,017,750

Chemicals—1.6%
Celanese U.S. Holdings LLC 5.875%, 06/15/21	1,768,000	$1,982,370
Chemtura Corp. 7.875%, 09/01/18	300,000	323,250
Huntsman International LLC 8.625%, 03/15/20	255,000	290,063
4.875%, 11/15/20 (144A)	1,564,000	1,589,415
8.625%, 03/15/21	805,000	923,738
Momentive Performance Materials, Inc. 8.875%, 10/15/20 (144A) (a)	1,090,000	1,104,987
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. 8.375%, 03/01/18	635,000	603,250
Rain CII Carbon LLC/CII Carbon Corp. 8.250%, 01/15/21 (144A)	741,000	761,378
8.500%, 01/15/21 (EUR)	100,000	136,450
Rockwood Specialties Group, Inc. 4.625%, 10/15/20	1,090,000	1,132,237
Tronox Finance LLC 6.375%, 08/15/20 (144A)	5,910,000	5,991,262

		14,838,400

Coal—0.4%
Peabody Energy Corp. 6.250%, 11/15/21	1,410,000	1,505,175
7.875%, 11/01/26	1,495,000	1,622,075
Walter Energy, Inc. 9.875%, 12/15/20 (144A)	368,000	412,160

		3,539,410

Commercial Banks—1.3%
Ally Financial, Inc. 8.000%, 11/01/31	4,341,000	5,518,496
CIT Group, Inc. 5.000%, 05/15/17	1,190,000	1,267,350
5.250%, 03/15/18	610,000	655,750
5.500%, 02/15/19 (144A)	1,280,000	1,401,600
5.000%, 08/15/22	1,460,000	1,564,206
6.000%, 04/01/36	1,550,000	1,458,725

		11,866,127

Commercial Services—3.0%
ARAMARK Holdings Corp. 8.625%, 05/01/16 (144A) (c)	715,000	733,776
Ashtead Capital, Inc. 6.500%, 07/15/22 (144A)	1,480,000	1,613,200
Brickman Group Holdings, Inc. 9.125%, 11/01/18 (144A) (a)	79,000	83,148
Catalent Pharma Solutions, Inc. 7.875%, 10/15/18 (144A)	660,000	668,250
Ceridian Corp. 8.875%, 07/15/19 (144A) (a)	2,835,000	3,090,150
H&E Equipment Services, Inc. 7.000%, 09/01/22 (144A)	1,015,000	1,086,050

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
HDTFS, Inc. 5.875%, 10/15/20 (144A)	280,000	$294,000
6.250%, 10/15/22 (144A)	825,000	882,750
Hertz Corp. (The) 6.750%, 04/15/19 (144A)	885,000	970,181
7.375%, 01/15/21	985,000	1,088,425
Igloo Holdings Corp. 8.250%, 12/15/17 (144A) (c)	609,000	604,433
Interactive Data Corp. 10.250%, 08/01/18	4,715,000	5,327,950
Jaguar Holding Co. II / Jaguar Merger Subordinated, Inc. 9.500%, 12/01/19 (144A) (a)	535,000	609,900
Laureate Education, Inc. 9.250%, 09/01/19 (144A)	2,415,000	2,535,750
Live Nation Entertainment, Inc. 8.125%, 05/15/18 (144A)	1,505,000	1,629,162
Service Corp. International 7.875%, 02/01/13	60,000	60,300
ServiceMaster Co. 8.000%, 02/15/20	585,000	612,788
United Rentals North America, Inc. 5.750%, 07/15/18 (144A) (a)	783,000	847,598
7.375%, 05/15/20 (144A)	855,000	942,637
8.250%, 02/01/21 (a)	1,390,000	1,574,175
7.625%, 04/15/22 (144A)	2,337,000	2,623,282

		27,877,905

Construction Materials—0.6%
Building Materials Corp. of America 7.000%, 02/15/20 (144A)	560,000	613,200
6.750%, 05/01/21 (144A)	1,730,000	1,915,975
Interline Brands, Inc. 7.500%, 11/15/18	840,000	911,400
USG Corp. 9.750%, 01/15/18 (a)	1,870,000	2,127,125

		5,567,700

Distribution/Wholesale—1.5%
HD Supply, Inc. 8.125%, 04/15/19 (144A)	2,760,000	3,153,300
11.000%, 04/15/20 (144A) (a)	3,305,000	3,916,425
11.500%, 07/15/20 (144A)	5,570,000	6,287,137
VWR Funding, Inc. 7.250%, 09/15/17 (144A)	170,000	179,350

		13,536,212

Diversified Financial Services—2.0%
Air Lease Corp. 4.500%, 01/15/16 (144A)	1,850,000	1,877,750
CNG Holdings, Inc. 9.375%, 05/15/20 (144A)	645,000	657,900
Credit Acceptance Corp. 9.125%, 02/01/17	1,210,000	1,327,975

Diversified Financial Services—(Continued)
Ford Motor Credit Co. LLC 12.000%, 05/15/15	180,000	$222,300
General Motors Financial Co., Inc. 6.750%, 06/01/18	780,000	895,832
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 7.750%, 01/15/16	150,000	156,188
8.000%, 01/15/18	6,145,000	6,628,919
KKR Group Finance Co. LLC 6.375%, 09/29/20 (144A)	2,115,000	2,458,410
Lehman Brothers Holdings, Inc. 5.375%, 10/17/12 (EUR) (d)	350,000	109,813
4.750%, 01/16/14 (EUR) (d)	2,140,000	671,430
5.000%, 02/05/14 (EUR) (d)	4,500,000	1,400,006
8.800%, 09/22/18 (j)	489,000	115,526
8.800%, 12/31/49 (j)	1,740,000	411,075
Nuveen Investments, Inc. 9.125%, 10/15/17 (144A) (a)	878,000	867,025
Springleaf Finance Corp. 6.900%, 12/15/17	295,000	265,500

		18,065,649

Electric—2.7%
AES Corp. (The) 9.750%, 04/15/16	1,095,000	1,314,000
7.375%, 07/01/21	760,000	847,400
Calpine Corp. 7.250%, 10/15/17 (144A)	1,004,000	1,074,280
7.500%, 02/15/21 (144A)	904,000	1,003,440
7.875%, 01/15/23 (144A) (a)	345,000	391,575
DPL, Inc. 7.250%, 10/15/21	2,330,000	2,504,750
Energy Future Holdings Corp. 10.000%, 01/15/20	2,720,000	3,053,200
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 6.875%, 08/15/17 (144A) (a)	2,865,000	3,065,550
10.000%, 12/01/20 (a)	6,809,000	7,711,192
FPL Energy National Wind Portfolio LLC 6.125%, 03/25/19 (144A)	48,425	41,306
GenOn REMA LLC 9.237%, 07/02/17	432,338	476,653
Mirant Mid Atlantic Pass-Through Trust 9.125%, 06/30/17	911,899	993,970
NRG Energy, Inc. 6.625%, 03/15/23 (144A)	2,030,000	2,182,250

		24,659,566

Electrical Components & Equipment—0.5%
Belden, Inc. 5.500%, 09/01/22 (144A) (a)	1,140,000	1,177,050
Cequel Communications Escrow I LLC / Cequel Capital Corp. 6.375%, 09/15/20 (144A)	1,475,000	1,543,219

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Electrical Components & Equipment—(Continued)
General Cable Corp. 5.750%, 10/01/22 (144A)	1,850,000	$1,924,000

		4,644,269

Electronics—0.3%
313 Group, Inc. 6.375%, 12/01/19 (144A)	1,361,000	1,355,896
8.750%, 12/01/20 (144A)	1,583,000	1,563,213

		2,919,109

Entertainment—1.2%
Cinemark USA, Inc. 8.625%, 06/15/19	655,000	728,687
5.125%, 12/15/22 (144A)	461,000	469,067
Diamond Resorts Corp. 12.000%, 08/15/18	3,260,000	3,545,250
Fontainebleau Las Vegas Holdings LLC 10.250%, 06/15/15 (144A) (d)	1,425,000	2,672
NAI Entertainment Holdings LLC 8.250%, 12/15/17 (144A)	1,620,000	1,792,125
Scientific Games Corp. 8.125%, 09/15/18 (a)	275,000	303,875
Scientific Games International, Inc. 9.250%, 06/15/19 (a)	55,000	61,463
Six Flags Entertainment Corp. 5.250%, 01/15/21 (144A) (a)	1,306,000	1,309,265
Waterford Gaming LLC / Waterford Gaming Finance Corp. 8.625%, 09/15/14 (144A)	539,047	177,886
WMG Acquisition Corp. 11.500%, 10/01/18 (a)	1,290,000	1,496,400
6.000%, 01/15/21 (144A)	736,000	780,160

		10,666,850

Environmental Control—0.5%
ADS Waste Holdings, Inc. 8.250%, 10/01/20 (144A)	538,000	567,590
Casella Waste Systems, Inc. 7.750%, 02/15/19	935,000	892,925
Clean Harbors, Inc. 5.250%, 08/01/20	1,635,000	1,712,662
5.125%, 06/01/21 (144A)	685,000	712,400
Covanta Holding Corp. 6.375%, 10/01/22 (a)	810,000	883,685
Darling International, Inc. 8.500%, 12/15/18	190,000	219,213

		4,988,475

Food—0.3%
ARAMARK Corp. 3.813%, 02/01/15 (e)	480,000	480,600
Del Monte Corp. 7.625%, 02/15/19 (a)	187,000	195,883
JBS USA LLC / JBS USA Finance, Inc. 11.625%, 05/01/14	265,000	296,800

Food—(Continued)
Post Holdings, Inc. 7.375%, 02/15/22 (144A) (a)	1,010,000	$1,111,631
Smithfield Foods, Inc. 6.625%, 08/15/22 (a)	331,000	366,582

		2,451,496

Forest Products & Paper—0.4%
Boise Paper Holdings LLC / Boise Co. - Issuer Co. 8.000%, 04/01/20 (a)	1,305,000	1,448,550
Clearwater Paper Corp. 7.125%, 11/01/18 (a)	1,025,000	1,122,375
Longview Fibre Paper & Packaging, Inc. 8.000%, 06/01/16 (144A)	605,000	638,275
P.H. Glatfelter Co. 5.375%, 10/15/20	680,000	680,000

		3,889,200

Gas—0.7%
Sabine Pass LNG L.P. 7.500%, 11/30/16	5,460,000	6,046,950
6.500%, 11/01/20 (144A)	720,000	736,200

		6,783,150

Healthcare-Products—1.9%
Biomet, Inc. 6.500%, 08/01/20 (144A)	3,540,000	3,774,525
6.500%, 10/01/20 (144A)	4,025,000	4,019,969
DJO Finance LLC / DJO Finance Corp. 8.750%, 03/15/18 (144A) (a)	1,154,000	1,266,515
7.750%, 04/15/18	260,000	251,550
9.875%, 04/15/18 (144A) (a)	930,000	964,875
Fresenius U.S. Finance II, Inc. 9.000%, 07/15/15 (144A)	870,000	1,007,025
Hologic, Inc. 6.250%, 08/01/20 (144A) (a)	3,698,000	4,003,085
Kinetic Concepts, Inc. / KCI USA, Inc. 12.500%, 11/01/19 (144A) (a)	285,000	273,956
PSS World Medical, Inc. 6.375%, 03/01/22	563,000	667,155
Teleflex, Inc. 6.875%, 06/01/19	805,000	873,425

		17,102,080

Healthcare-Services—3.4%
CHS/Community Health Systems, Inc. 5.125%, 08/15/18 (a)	1,965,000	2,053,425
7.125%, 07/15/20	942,000	1,006,763
DaVita, Inc. 5.750%, 08/15/22	709,000	750,654
Fresenius Medical Care U.S. Finance, Inc. 6.875%, 07/15/17	90,000	103,050
6.500%, 09/15/18 (144A)	578,000	648,805

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
HCA Holdings, Inc. 6.250%, 02/15/21	1,012,000	$1,039,830
HCA, Inc. 6.500%, 02/15/20	3,905,000	4,402,887
7.875%, 02/15/20	465,000	519,638
7.250%, 09/15/20	3,415,000	3,799,187
5.875%, 03/15/22	330,000	360,525
4.750%, 05/01/23	2,895,000	2,952,900
IASIS Healthcare LLC / IASIS Capital Corp. 8.375%, 05/15/19	3,852,000	3,659,400
INC Research LLC 11.500%, 07/15/19 (144A)	1,115,000	1,159,600
Symbion, Inc. 8.000%, 06/15/16	950,000	983,250
Tenet Healthcare Corp. 10.000%, 05/01/18 (a)	953,000	1,088,802
6.250%, 11/01/18	605,000	667,013
8.875%, 07/01/19	2,547,000	2,865,375
6.750%, 02/01/20 (144A)	980,000	1,013,075
4.750%, 06/01/20 (144A)	700,000	712,250
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc. 7.750%, 02/01/19 (144A)	1,075,000	1,118,000

		30,904,429

Holding Companies-Diversified—0.2%
Leucadia National Corp. 8.125%, 09/15/15	1,262,000	1,426,060
WaveDivision Escrow LLC / WaveDivision Escrow Corp. 8.125%, 09/01/20 (144A)	935,000	972,400

		2,398,460

Home Builders—1.8%
Beazer Homes USA, Inc. 6.625%, 04/15/18 (144A)	1,355,000	1,439,687
DR Horton, Inc. 4.375%, 09/15/22 (a)	1,135,000	1,163,375
K Hovnanian Enterprises, Inc. 7.250%, 10/15/20 (144A)	2,955,000	3,191,400
Lennar Corp. 4.750%, 11/15/22 (144A)	1,260,000	1,237,950
PulteGroup, Inc. 6.375%, 05/15/33	750,000	751,875
Ryland Group, Inc. (The) 6.625%, 05/01/20	650,000	724,750
Shea Homes LP / Shea Homes Funding Corp. 8.625%, 05/15/19	3,820,000	4,240,200
Standard Pacific Corp. 8.375%, 01/15/21	2,805,000	3,267,825
William Lyon Homes, Inc. 8.500%, 11/15/20 (144A) (a)	940,000	982,300

		16,999,362

Household Products/Wares—1.1%
Jarden Corp. 8.000%, 05/01/16	635,000	$677,862
7.500%, 05/01/17 (a)	655,000	740,969
Mead Products LLC / ACCO Brands Corp. 6.750%, 04/30/20 (144A) (a)	127,000	133,985
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 7.125%, 04/15/19	745,000	804,600
9.000%, 04/15/19 (a)	260,000	271,700
7.875%, 08/15/19	1,265,000	1,413,637
5.750%, 10/15/20 (144A) (a)	1,845,000	1,909,575
6.875%, 02/15/21	295,000	319,338
Spectrum Brands Escrow Corp. 6.375%, 11/15/20 (144A)	510,000	536,775
6.625%, 11/15/22 (144A)	585,000	628,875
Spectrum Brands, Inc. 9.500%, 06/15/18	2,015,000	2,297,100

		9,734,416

Housewares—0.1%
Libbey Glass, Inc. 6.875%, 05/15/20 (a)	910,000	982,800

Insurance—0.4%
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, 12/15/20 (144A)	1,287,000	1,293,435
CNO Financial Group, Inc. 6.375%, 10/01/20 (144A)	560,000	585,200
Genworth Financial, Inc. 7.625%, 09/24/21 (a)	1,490,000	1,646,974

		3,525,609

Internet—1.0%
Equinix, Inc. 7.000%, 07/15/21	870,000	968,963
IAC / InterActiveCorp 4.750%, 12/15/22 (144A)	730,000	730,000
Zayo Group LLC / Zayo Capital, Inc. 8.125%, 01/01/20 (a)	2,830,000	3,162,525
10.125%, 07/01/20 (a)	3,800,000	4,341,500

		9,202,988

Iron/Steel—0.1%
Steel Dynamics, Inc. 6.375%, 08/15/22 (144A)	750,000	798,750

IT Services—0.6%
Spansion LLC 7.875%, 11/15/17	1,330,000	1,369,900
SunGard Data Systems, Inc. 7.375%, 11/15/18	1,420,000	1,528,275
6.625%, 11/01/19 (144A)	2,505,000	2,573,888

		5,472,063

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Leisure Time—0.1%
Travelport LLC 4.936%, 09/01/14 (e)	130,000	$102,375
9.875%, 09/01/14	30,000	26,587
9.000%, 03/01/16	390,000	304,200
11.875%, 09/01/16	1,870,000	874,225
6.308%, 12/01/16 (144A) (c) (e)	148,902	123,589

		1,430,976

Lodging—1.1%
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	822,000	884,678
10.000%, 12/15/18 (a)	267,000	178,223
8.500%, 02/15/20	980,000	975,712
Caesars Operating Escrow LLC / Caesars Escrow Corp. 9.000%, 02/15/20 (144A) (a)	4,101,000	4,121,505
Choice Hotels International, Inc. 5.750%, 07/01/22	560,000	623,000
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, 06/15/19 (144A)	380,000	364,800
MTR Gaming Group, Inc. 11.500%, 08/01/19	467,325	497,701
Station Casinos LLC 3.660%, 06/18/18	1,250,000	1,087,500
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.375%, 03/15/22 (a)	1,483,000	1,583,102

		10,316,221

Machinery-Construction & Mining—0.2%
Terex Corp. 6.000%, 05/15/21	1,470,000	1,554,525

Machinery-Diversified—0.2%
Manitowoc Co., Inc. (The) 5.875%, 10/15/22	1,485,000	1,488,713

Media—3.8%
AMC Networks, Inc. 7.750%, 07/15/21	625,000	718,750
4.750%, 12/15/22	734,000	741,340
Cablevision Systems Corp. 5.875%, 09/15/22 (a)	1,505,000	1,514,406
CCO Holdings LLC / CCO Holdings Capital Corp. 5.250%, 09/30/22 (a)	2,380,000	2,421,650
5.125%, 02/15/23	1,925,000	1,929,812
Cengage Learning Acquisitions, Inc. 11.500%, 04/15/20 (144A) (a)	2,840,000	2,463,700
Clear Channel Communications, Inc. 9.000%, 12/15/19 (144A) (a)	2,281,000	2,098,520
Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/22 (144A)	8,541,000	8,879,922
DISH DBS Corp. 5.875%, 07/15/22	1,975,000	2,133,000
5.000%, 03/15/23 (144A)	1,905,000	1,914,525

Media—(Continued)
Harron Communications L.P. / Harron Finance Corp. 9.125%, 04/01/20 (144A) (a)	990,000	$1,089,000
McClatchy Co. (The) 9.000%, 12/15/22 (144A) (a)	870,000	892,838
Nielsen Finance LLC / Nielsen Finance Co. 11.625%, 02/01/14	782,000	871,930
7.750%, 10/15/18	852,000	956,370
ProQuest LLC 9.000%, 10/15/18 (144A)	1,585,000	1,505,750
Sterling Entertainment Enterprises, LLC 10.000%, 11/25/19 (j)	2,750,000	2,750,000
Truven Health Analytics, Inc. 10.625%, 06/01/20 (144A)	1,080,000	1,155,600
Univision Communications, Inc. 6.750%, 09/15/22 (144A) (a)	415,000	430,563

		34,467,676

Mining—0.2%
Global Brass and Copper, Inc. 9.500%, 06/01/19 (144A)	925,000	1,008,250
Kaiser Aluminum Corp. 8.250%, 06/01/20	690,000	755,550

		1,763,800

Miscellaneous Manufacturing—0.1%
SPX Corp. 6.875%, 09/01/17	495,000	554,400

Oil & Gas—6.5%
Atwood Oceanics, Inc. 6.500%, 02/01/20	695,000	750,600
Aurora USA Oil & Gas, Inc. 9.875%, 02/15/17 (144A)	1,980,000	2,128,500
Berry Petroleum Co. 6.375%, 09/15/22	870,000	909,150
Carrizo Oil & Gas, Inc.
8.625%, 10/15/18	715,000	775,775
7.500%, 09/15/20 (a)	739,000	763,018
Chaparral Energy, Inc. 7.625%, 11/15/22	685,000	722,675
Chesapeake Energy Corp.
7.250%, 12/15/18	95,000	104,025
6.625%, 08/15/20 (a)	1,065,000	1,147,537
6.875%, 11/15/20	945,000	1,028,869
6.125%, 02/15/21 (a)	1,330,000	1,386,525
Concho Resources, Inc.
6.500%, 01/15/22	850,000	939,250
5.500%, 10/01/22	1,445,000	1,531,700
Continental Resources, Inc.
7.125%, 04/01/21	675,000	766,125
5.000%, 09/15/22	815,000	882,238
CVR Refining LLC / Coffeyville Finance, Inc. 6.500%, 11/01/22 (144A)	1,190,000	1,190,000
Denbury Resources, Inc. 8.250%, 02/15/20	2,535,000	2,864,550

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/17	1,750,000	$2,008,125
7.750%, 06/15/19	2,450,000	2,688,875
EP Energy LLC / Everest Acquisition Finance, Inc.
6.875%, 05/01/19	1,935,000	2,109,150
7.750%, 09/01/22	650,000	692,250
Halcon Resources Corp. 8.875%, 05/15/21 (144A)	725,000	772,125
Hilcorp Energy I L.P. / Hilcorp Finance Co.
8.000%, 02/15/20 (144A)	245,000	269,500
7.625%, 04/15/21 (144A)	750,000	821,250
Laredo Petroleum, Inc.
9.500%, 02/15/19	1,635,000	1,835,287
7.375%, 05/01/22	965,000	1,051,850
Linn Energy LLC / Linn Energy Finance Corp.
6.250%, 11/01/19 (144A) (a)	1,111,000	1,122,110
8.625%, 04/15/20	685,000	750,075
7.750%, 02/01/21	430,000	460,100
Newfield Exploration Co.
6.875%, 02/01/20 (a)	545,000	585,875
5.750%, 01/30/22 (a)	415,000	458,575
5.625%, 07/01/24	1,710,000	1,851,075
Northern Oil and Gas, Inc. 8.000%, 06/01/20 (a)	955,000	978,875
Oasis Petroleum, Inc.
7.250%, 02/01/19	815,000	880,200
6.500%, 11/01/21 (a)	835,000	891,363
6.875%, 01/15/23	660,000	711,150
PBF Holding Co. LLC / PBF Finance Corp. 8.250%, 02/15/20 (144A)	660,000	714,450
Pioneer Natural Resources Co. 7.200%, 01/15/28	1,404,000	1,793,607
Plains Exploration & Production Co.
7.625%, 04/01/20	205,000	229,600
6.875%, 02/15/23 (a)	2,185,000	2,507,287
QEP Resources, Inc.
6.875%, 03/01/21	470,000	544,025
5.375%, 10/01/22 (a)	1,011,000	1,089,352
5.250%, 05/01/23 (a)	530,000	569,750
Range Resources Corp.
8.000%, 05/15/19	955,000	1,062,438
5.750%, 06/01/21	1,390,000	1,494,250
5.000%, 08/15/22 (a)	1,388,000	1,457,400
SandRidge Energy, Inc.
7.500%, 03/15/21	1,680,000	1,806,000
8.125%, 10/15/22	705,000	775,500
7.500%, 02/15/23	2,000,000	2,150,000
SM Energy Co.
6.625%, 02/15/19	725,000	768,500
6.500%, 11/15/21	1,600,000	1,720,000
6.500%, 01/01/23	375,000	403,125
Vanguard Natural Resources LLC / VNR Finance Corp. 7.875%, 04/01/20 (a)	830,000	871,500

Oil & Gas—(Continued)
Whiting Petroleum Corp. 6.500%, 10/01/18 (a)	315,000	$340,200

		59,125,331

Oil & Gas Services—1.3%
Calfrac Holdings L.P. 7.500%, 12/01/20 (144A) (a)	1,495,000	1,487,525
Forbes Energy Services, Ltd. 9.000%, 06/15/19	925,000	827,875
FTS International Services LLC / FTS International Bonds, Inc. 8.125%, 11/15/18 (144A)	2,316,000	2,402,850
Hornbeck Offshore Services, Inc. 5.875%, 04/01/20	965,000	1,013,250
Key Energy Services, Inc. 6.750%, 03/01/21 (a)	648,000	651,240
6.750%, 03/01/21 (144A)	875,000	875,000
Oil States International, Inc. 6.500%, 06/01/19 (a)	2,280,000	2,439,600
5.125%, 01/15/23 (144A)	530,000	538,612
SESI LLC 7.125%, 12/15/21	1,540,000	1,720,950

		11,956,902

Packaging & Containers—0.5%
Ball Corp. 6.750%, 09/15/20	540,000	598,050
Berry Plastics Corp.
4.183%, 09/15/14 (e)	910,000	914,550
8.250%, 11/15/15	845,000	885,138
9.750%, 01/15/21 (a)	420,000	486,150
Greif, Inc. 7.750%, 08/01/19	690,000	800,400
Tekni-Plex, Inc. 9.750%, 06/01/19 (144A) (a)	795,000	870,525

		4,554,813

Pharmaceuticals—0.9%
Mylan, Inc. 6.000%, 11/15/18 (144A)	240,000	265,185
Omnicare, Inc. 7.750%, 06/01/20	2,965,000	3,305,975
Sky Growth Acquisition Corp. 7.375%, 10/15/20 (144A)	1,805,000	1,805,000
Valeant Pharmaceuticals International, Inc. 6.500%, 07/15/16 (144A) (a)	1,071,000	1,131,244
6.375%, 10/15/20 (144A)	1,265,000	1,359,875
7.250%, 07/15/22 (144A) (a)	330,000	362,175

		8,229,454

Pipelines—1.2%
Access Midstream Partners LP / ACMP Finance Corp.
5.875%, 04/15/21 (a)	2,144,000	2,288,720
6.125%, 07/15/22	1,665,000	1,802,362
4.875%, 05/15/23	1,165,000	1,183,931

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Copano Energy LLC / Copano Energy Finance Corp.
7.125%, 04/01/21	890,000	$960,088
Crosstex Energy L.P. / Crosstex Energy Finance Corp.
7.125%, 06/01/22 (144A) (a)	470,000	492,325
El Paso Corp. 6.700%, 02/15/27	62,930	65,998
Holly Energy Partners L.P. / Holly Energy Finance Corp.
6.500%, 03/01/20 (144A)	480,000	516,000
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 6.250%, 06/15/22	1,605,000	1,757,475
5.500%, 02/15/23 (a)	735,000	801,150
Regency Energy Partners L.P. / Regency Energy Finance Corp.
5.500%, 04/15/23	1,170,000	1,254,825
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
5.875%, 10/01/20 (144A)	344,000	358,620

		11,481,494

Real Estate—1.5%
Crescent Resources LLC / Crescent Ventures, Inc.
10.250%, 08/15/17 (144A)	2,180,000	2,310,800
Realogy Corp.
11.500%, 04/15/17	4,555,000	4,953,563
12.000%, 04/15/17 (a)	350,000	380,625
7.875%, 02/15/19 (144A) (a)	1,345,000	1,472,775
7.625%, 01/15/20 (144A) (a)	2,360,000	2,684,500
9.000%, 01/15/20 (144A) (a)	1,445,000	1,668,975
Tropicana Entertainment LLC / Tropicana Finance Corp. 9.625%, 12/15/14 (b) (d)	70,000	0

		13,471,238

Real Estate Investment Trusts—0.1%
Felcor Lodging LP 5.625%, 03/01/23 (144A)	532,000	530,670

Retail—2.2%
Asbury Automotive Group, Inc. 7.625%, 03/15/17	880,000	910,800
8.375%, 11/15/20	1,005,000	1,120,575
Claire’s Stores, Inc. 9.000%, 03/15/19 (144A)	603,000	649,732
Dollar General Corp. 4.125%, 07/15/17	562,000	592,910
J. Crew Group, Inc. 8.125%, 03/01/19 (a)	600,000	637,500
Limited Brands, Inc. 5.625%, 02/15/22 (a)	1,640,000	1,791,700
Michaels Stores, Inc. 7.750%, 11/01/18 (144A)	585,000	644,962

Retail—(Continued)
New Academy Finance Co. LLC / New Academy Finance Corp. 8.000%, 06/15/18 (144A) (c)	513,000	$521,978
Party City Holdings, Inc. 8.875%, 08/01/20 (144A) (a)	1,548,000	1,667,970
Penske Automotive Group, Inc. 5.750%, 10/01/22 (144A)	1,390,000	1,438,650
PVH Corp. 7.375%, 05/15/20	415,000	467,394
4.500%, 12/15/22	516,000	523,740
7.750%, 11/15/23	1,510,000	1,844,131
QVC, Inc. 7.125%, 04/15/17 (144A)	645,000	676,450
7.500%, 10/01/19 (144A)	650,000	717,452
7.375%, 10/15/20 (144A)	760,000	846,139
5.125%, 07/02/22 (144A)	810,000	850,629
Rite Aid Corp. 9.250%, 03/15/20 (a)	830,000	888,100
Sally Holdings LLC / Sally Capital, Inc. 6.875%, 11/15/19	700,000	777,000
5.750%, 06/01/22	1,123,000	1,224,070
Serta Simmons Holdings LLC 8.125%, 10/01/20 (144A) (a)	321,000	322,605
Sonic Automotive, Inc. 9.000%, 03/15/18 (a)	740,000	815,850

		19,930,337

Shipbuilding—0.3%
Huntington Ingalls Industries, Inc. 6.875%, 03/15/18	790,000	863,075
7.125%, 03/15/21 (a)	1,575,000	1,720,688

		2,583,763

Software—2.8%
Epicor Software Corp. 8.625%, 05/01/19 (a)	1,510,000	1,593,050
First Data Corp. 7.375%, 06/15/19 (144A)	3,345,000	3,478,800
6.750%, 11/01/20 (144A)	5,255,000	5,333,825
12.625%, 01/15/21	1,917,000	2,027,227
IMS Health, Inc. 12.500%, 03/01/18 (144A)	4,955,000	6,020,325
6.000%, 11/01/20 (144A)	502,000	527,100
Infor US, Inc. 9.375%, 04/01/19 (a)	3,510,000	3,957,525
Nuance Communications, Inc. 5.375%, 08/15/20 (144A)	1,430,000	1,501,500
Sophia L.P. / Sophia Finance, Inc. 9.750%, 01/15/19 (144A)	1,336,000	1,446,220

		25,885,572

Storage/Warehousing—0.1%
Mobile Mini, Inc. 7.875%, 12/01/20 (a)	1,135,000	1,251,338

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—4.6%
Alcatel-Lucent USA, Inc. 6.500%, 01/15/28	185,000	$140,138
6.450%, 03/15/29	583,000	445,995
Avaya, Inc. 9.750%, 11/01/15 (a)	1,580,000	1,414,100
Broadview Networks Holdings, Inc. 10.500%, 11/15/17	814,500	773,775
Consolidated Communications Finance Co. 10.875%, 06/01/20 (144A)	725,000	801,125
Cricket Communications, Inc. 7.750%, 05/15/16	1,560,000	1,659,450
7.750%, 10/15/20 (a)	655,000	671,375
Crown Castle International Corp. 5.250%, 01/15/23 (144A) (a)	2,750,000	2,952,812
ITC Deltacom, Inc. 10.500%, 04/01/16	702,000	754,650
Level 3 Communications, Inc. 8.875%, 06/01/19 (144A) (a)	980,000	1,047,375
Level 3 Financing, Inc. 8.125%, 07/01/19	4,276,000	4,682,220
7.000%, 06/01/20 (144A)	1,242,000	1,302,548
8.625%, 07/15/20 (a)	2,060,000	2,294,325
MetroPCS Wireless, Inc. 6.625%, 11/15/20	2,580,000	2,750,925
NII Capital Corp. 7.625%, 04/01/21	958,000	730,475
Sprint Capital Corp. 6.875%, 11/15/28	3,575,000	3,735,875
Sprint Nextel Corp. 9.000%, 11/15/18 (144A)	6,955,000	8,606,812
7.000%, 03/01/20 (144A) (a)	3,985,000	4,642,525
tw telecom holdings, Inc. 5.375%, 10/01/22 (144A)	940,000	988,175
Windstream Corp. 7.875%, 11/01/17 (a)	1,305,000	1,474,650

		41,869,325

Transportation—0.1%
GulfMark Offshore, Inc. 6.375%, 03/15/22 (144A)	480,000	496,800

Trucking & Leasing—0.1%
Aviation Capital Group Corp. 6.750%, 04/06/21 (144A) (a)	1,070,000	1,107,803

Total Domestic Bonds & Debt Securities (Cost $508,700,440)		534,535,211

Foreign Bonds & Debt Securities—17.4%

Aerospace/Defense—0.1%
Silver II Borrower / Silver II US Holdings LLC 7.750%, 12/15/20 (144A)	858,000	892,320

Auto Manufacturers—0.3%
Jaguar Land Rover plc 8.250%, 03/15/20 (GBP)	1,475,000	$2,658,133

Beverages—0.1%
Refresco Group B.V. 7.375%, 05/15/18 (EUR)	551,000	754,203

Chemicals—1.3%
Basell Finance Co. B.V. 8.100%, 03/15/27 (144A)	1,505,000	2,024,225
Ciech Group Financing AB 9.500%, 11/30/19 (EUR)	490,000	708,220
Ineos Finance plc 7.500%, 05/01/20 (144A) (a)	835,000	878,837
LyondellBasell Industries N.V. 5.750%, 04/15/24 (a)	3,195,000	3,770,100
Nova Chemicals Corp. 8.625%, 11/01/19 (a)	1,705,000	1,943,700
Nufarm Australia, Ltd. 6.375%, 10/15/19 (144A)	705,000	740,250
Orion Engineered Carbons Bondco GmbH 10.000%, 06/15/18 (EUR)	937,800	1,367,824
Perstorp Holding AB 8.750%, 05/15/17 (144A)	585,000	605,475

		12,038,631

Coal—0.1%
New World Resources N.V. 7.875%, 05/01/18 (EUR)	468,000	638,431

Commercial Banks—0.0%
ATF Bank JSC 9.250%, 02/21/14 (144A)	100,000	100,000
Eksportfinans ASA 0.553%, 04/05/13 (a) (e)	269,000	267,746

		367,746

Commercial Services—0.6%
EC Finance plc 9.750%, 08/01/17 (EUR)	1,348,000	1,939,430
Hertz Holdings Netherlands B.V. 8.500%, 07/31/15 (EUR)	52,000	73,785
8.500%, 07/31/15 (144A) (EUR)	1,294,000	1,836,118
TMF Group Holding B.V. 9.875%, 12/01/19 (EUR)	340,000	453,271
Verisure Holding AB 8.750%, 09/01/18 (EUR)	555,000	798,504
8.750%, 12/01/18 (EUR)	296,000	394,613

		5,495,721

Construction Materials—0.5%
Ainsworth Lumber Co., Ltd. 7.500%, 12/15/17 (144A) (a)	1,670,000	1,755,588
Buzzi Unicem S.p.A. 6.250%, 09/28/18 (EUR)	438,000	616,851

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Construction Materials—(Continued)
Grohe Holding GmbH 8.750%, 12/15/17 (EUR) (e)	100,000	$138,265
Spie BondCo 3 SCA 11.000%, 08/15/19 (EUR)	931,000	1,342,545
Xefin Lux SCA 8.000%, 06/01/18 (144A) (EUR)	700,000	979,403

		4,832,652

Diversified Financial Services—0.7%
Aircastle, Ltd. 6.750%, 04/15/17	1,030,000	1,107,250
6.250%, 12/01/19 (144A) (a)	655,000	686,112
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust 6.500%, 05/30/21 (144A)	1,745,000	1,804,742
5.125%, 11/30/24 (144A) (a)	2,430,000	2,539,350
Trafigura Beheer B.V. 6.375%, 04/08/15 (EUR)	490,000	679,115

		6,816,569

Electric—0.4%
Tokyo Electric Power Co., Inc. 4.500%, 03/24/14 (EUR)	2,450,000	3,280,059

Electronics—0.2%
Techem GmbH 6.125%, 10/01/19 (EUR)	1,194,000	1,690,283
6.125%, 10/01/19 (144A) (EUR)	107,000	151,474

		1,841,757

Engineering & Construction—0.2%
Aguila 3 S.A. 7.875%, 01/31/18 (144A)	1,456,000	1,550,640

Entertainment—0.3%
Gala Group Finance plc 8.875%, 09/01/18 (GBP)	1,573,000	2,708,575

Food—0.2%
Bakkavor Finance 2 plc 8.250%, 02/15/18 (GBP)	1,058,000	1,735,855

Forest Products & Paper—0.2%
Cascades, Inc. 7.750%, 12/15/17 (a)	700,000	743,750
Sappi Papier Holding GmbH 8.375%, 06/15/19 (144A) (a)	425,000	465,906
6.625%, 04/15/21 (144A) (a)	240,000	238,200

		1,447,856

Healthcare-Products—0.4%
ConvaTec Healthcare E S.A. 7.375%, 12/15/17 (144A) (EUR)	694,000	989,330

Healthcare-Products—(Continued)
Ontex IV S.A. 7.500%, 04/15/18 (144A) (EUR)	530,000	$745,046
7.500%, 04/15/18 (EUR)	460,000	646,644
9.000%, 04/15/19 (EUR)	934,000	1,300,640

		3,681,660

Healthcare-Services—0.3%
Care UK Health & Social Care plc 9.750%, 08/01/17 (GBP)	272,000	472,780
Priory Group No. 3 plc 7.000%, 02/15/18 (144A) (GBP)	1,010,000	1,739,136
7.000%, 02/15/18 (GBP)	331,000	569,954

		2,781,870

Holding Companies-Diversified—0.3%
Boart Longyear Management Pty, Ltd. 7.000%, 04/01/21 (144A)	700,000	714,000
Co-Operative Group, Ltd. 5.625%, 07/08/20 (GBP)	640,000	1,073,903
Odeon & UCI Finco plc 9.000%, 08/01/18 (144A) (GBP)	573,000	972,696
9.000%, 08/01/18 (GBP)	111,000	188,428

		2,949,027

Home Builders—0.1%
Brookfield Residential Properties, Inc. 6.500%, 12/15/20 (144A)	1,265,000	1,302,950

Iron/Steel—0.7%
ArcelorMittal 9.500%, 02/15/15 (a)	2,294,000	2,554,080
4.250%, 02/25/15 (a)	832,000	840,799
4.250%, 08/05/15 (a)	1,179,000	1,191,602
4.250%, 03/01/16 (a)	655,000	658,028
Schmolz + Bickenbach Luxembourg S.A. 9.875%, 05/15/19 (EUR)	661,000	724,165

		5,968,674

Leisure Time—0.3%
Carlson Wagonlit B.V. 6.875%, 06/15/19 (144A)	785,000	832,100
Cirsa Funding Luxembourg S.A. 8.750%, 05/15/18 (EUR)	1,452,000	1,906,986

		2,739,086

Machinery-Diversified—0.0%
Dematic S.A./DH Services Luxembourg Sarl 7.750%, 12/15/20 (144A)	291,000	292,455

Media—1.5%
CET 21 spol sro 9.000%, 11/01/17 (EUR)	350,000	503,561
Kabel Deutschland Vertrieb und Service GmbH 6.500%, 06/29/18 (144A) (EUR)	955,000	1,361,397

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
MPL 2 Acquisition Canco, Inc. 9.875%, 08/15/18 (144A)	715,000	$672,100
Nara Cable Funding, Ltd. 8.875%, 12/01/18 (EUR)	690,000	924,428
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 7.500%, 03/15/19 (EUR)	2,298,000	3,313,822
5.500%, 01/15/23 (144A)	960,000	996,000
Unitymedia Kabel BW GmbH 9.625%, 12/01/19 (144A) (EUR)	1,505,000	2,223,916
9.625%, 12/01/19 (EUR)	456,000	673,825
9.500%, 03/15/21 (EUR)	1,029,000	1,573,848
Ziggo Bond Co. B.V. 8.000%, 05/15/18 (144A) (EUR)	886,000	1,286,424

		13,529,321

Metal Fabricate/Hardware—0.2%
Eco-Bat Finance plc 7.750%, 02/15/17 (EUR)	1,139,000	1,586,112

Mining—1.3%
FMG Resources (August 2006) Pty, Ltd. 7.000%, 11/01/15 (144A) (a)	260,000	274,300
6.375%, 02/01/16 (144A) (a)	449,200	467,168
6.875%, 04/01/22 (144A) (a)	285,000	292,481
New Gold, Inc. 7.000%, 04/15/20 (144A)	465,000	498,713
6.250%, 11/15/22 (144A)	935,000	972,400
Novelis, Inc. 8.375%, 12/15/17	2,030,000	2,248,225
8.750%, 12/15/20	4,835,000	5,415,200
Taseko Mines, Ltd. 7.750%, 04/15/19	1,530,000	1,480,275

		11,648,762

Miscellaneous Manufacturing—0.1%
GCL Holdings SCA 9.375%, 04/15/18 (144A) (EUR)	943,000	1,334,955

Oil & Gas—1.5%
Kodiak Oil & Gas Corp. 8.125%, 12/01/19 (a)	1,385,000	1,533,887
MEG Energy Corp. 6.500%, 03/15/21 (144A)	3,210,000	3,394,575
6.375%, 01/30/23 (144A) (a)	1,400,000	1,466,500
Offshore Group Investment, Ltd. 11.500%, 08/01/15	1,354,000	1,479,245
OGX Austria GmbH 8.500%, 06/01/18 (144A) (a)	1,323,000	1,197,315
8.375%, 04/01/22 (144A) (a)	575,000	481,563
Precision Drilling Corp. 6.625%, 11/15/20	235,000	253,800
6.500%, 12/15/21	435,000	465,450
Seadrill, Ltd. 5.625%, 09/15/17 (144A) (a)	3,485,000	3,476,287

		13,748,622

Oil & Gas Services—0.5%
Cie Generale de Geophysique - Veritas 7.750%, 05/15/17	2,035,000	$2,126,575
6.500%, 06/01/21	1,410,000	1,515,750
Petroleum Geo-Services ASA 7.375%, 12/15/18 (144A)	1,050,000	1,139,250

		4,781,575

Packaging & Containers—1.3%
Ardagh Packaging Finance plc 7.375%, 10/15/17 (144A) (EUR)	781,000	1,122,115
7.375%, 10/15/17 (EUR)	100,000	143,677
9.125%, 10/15/20 (144A)	824,000	902,280
9.250%, 10/15/20 (144A) (EUR)	483,000	694,277
Ardagh Packaging Finance plc / Ardagh MP Holdings USA, Inc. 7.375%, 10/15/17 (144A)	380,000	414,675
7.375%, 10/15/17 (EUR)	400,000	574,706
9.125%, 10/15/20 (144A)	1,235,000	1,346,150
Beverage Packaging Holdings Luxembourg II S.A. 8.000%, 12/15/16 (EUR)	3,157,000	4,224,590
Crown European Holdings S.A. 7.125%, 08/15/18 (144A) (EUR)	568,000	824,705
7.125%, 08/15/18 (EUR)	80,000	116,156
Greif Luxembourg Finance SCA 7.375%, 07/15/21 (144A) (EUR)	330,000	492,210
OI European Group B.V. 6.875%, 03/31/17 (EUR)	395,000	540,932

		11,396,473

Pharmaceuticals—0.1%
Capsugel FinanceCo SCA 9.875%, 08/01/19 (EUR)	195,000	289,564
9.875%, 08/01/19 (144A) (EUR)	500,000	742,473

		1,032,037

Real Estate—0.2%
Annington Finance No. 5 plc 13.000%, 01/15/23 (GBP) (c)	400,000	700,950
Mattamy Group Corp. 6.500%, 11/15/20 (144A)	845,000	851,338

		1,552,288

Retail—0.5%
Dufry Finance SCA 5.500%, 10/15/20 (144A)	827,000	860,080
Enterprise Inns plc 6.500%, 12/06/18 (GBP)	965,000	1,518,999
House of Fraser Funding plc 8.875%, 08/15/18 (144A) (GBP)	780,000	1,330,424
8.875%, 08/15/18 (GBP)	718,000	1,224,673

		4,934,176

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Storage/Warehousing—0.2%
Algeco Scotsman Global Finance plc 9.000%, 10/15/18 (EUR)	1,259,000	$1,711,673

Telecommunications—2.6%
Digicel, Ltd. 8.250%, 09/01/17 (144A) (a)	2,140,000	2,311,200
8.250%, 09/30/20 (144A) (a)	3,305,000	3,652,025
Intelsat Jackson Holdings S.A. 7.250%, 10/15/20 (144A)	1,760,000	1,918,400
6.625%, 12/15/22 (144A) (a)	636,000	659,055
Intelsat Luxembourg S.A. 11.500%, 02/04/17 (c)	3,185,000	3,396,006
OTE plc 7.250%, 02/12/15 (EUR)	426,000	547,679
Phones4u Finance plc 9.500%, 04/01/18 (144A) (GBP)	965,000	1,638,136
9.500%, 04/01/18 (GBP)	330,000	560,192
Sunrise Communications International S.A. 7.000%, 12/31/17 (144A) (EUR)	490,000	701,752
7.000%, 12/31/17 (EUR)	160,000	229,144
Telenet Finance III Luxembourg SCA 6.625%, 02/15/21 (EUR)	110,000	153,906
Telenet Finance V Luxembourg SCA 6.250%, 08/15/22 (EUR)	810,000	1,141,863
6.750%, 08/15/24 (EUR)	1,103,000	1,557,819
UPC Holding B.V. 9.875%, 04/15/18 (144A)	1,140,000	1,293,900
UPCB Finance II, Ltd. 6.375%, 07/01/20 (144A) (EUR)	2,103,000	2,956,287
6.375%, 07/01/20 (EUR)	820,000	1,152,713

		23,870,077

Transportation—0.1%
Gategroup Finance Luxembourg S.A. 6.750%, 03/01/19 (EUR)	906,000	1,274,205

Total Foreign Bonds & Debt Securities (Cost $150,641,561)		159,175,146

Floating Rate Loans (e)—15.5%

Advertising—0.0%
Affinion Group, Inc. Term Loan 6.500%, 07/16/15	133,011	122,515

Aerospace/Defense—0.4%
Sequa Corp. Term Loan 6.000%, 05/29/17	1,780,000	1,793,902
Silver II US Holdings LLC First Lien Term Loan 0.000%, 12/13/19 (f)	1,970,000	1,992,162

		3,786,064

Auto Parts & Equipment—0.6%
Federal-Mogul Corp. Term Loan 0.000%, 12/29/14 (f)	1,171,989	$1,082,625
0.000%, 12/28/15 (f)	362,079	334,471
Schaeffler AG 6.000%, 01/27/17	4,145,000	4,200,709

		5,617,805

Chemicals—0.7%
Ascend Performance Materials LLC Term Loan 6.750%, 04/10/18	3,394,350	3,390,107
Ineos U.S. Finance LLC Term Loan 6.500%, 05/04/18	2,710,273	2,743,393

		6,133,500

Commercial Services—0.1%
Interactive Data Corp. Term Loan 4.500%, 02/12/18	1,241,864	1,250,396

Distribution/Wholesale—0.4%
HD Supply, Inc. Term Loan 7.250%, 10/12/17	3,427,775	3,528,466

Diversified Financial Services—0.9%
American Capital Holdings, Inc. Term Loan 5.500%, 08/22/16	2,905,000	2,941,312
Nuveen Investments, Inc. Incremental Term Loan 7.250%, 05/13/17	715,000	719,583
Residential Capital LLC Term Loan 5.000%, 11/18/13	3,890,000	3,910,656
RFC Borrower LLC Term Loan 0.000%, 11/18/13 (f)	565,000	571,181
Stockbridge SBE Holdings LLC Term Loan 13.000%, 05/02/17	435,000	433,369

		8,576,101

Electric—1.1%
Dynegy Midwest Generation LLC Term Loan 9.250%, 08/04/16	3,719,215	3,879,271
Dynegy Power LLC Term Loan 9.250%, 08/04/16	6,002,059	6,294,660

		10,173,931

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (e)—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—0.2%
ADS Waste Holdings, Inc. Term Loan 5.250%, 10/09/19	1,405,000	$1,424,319

Food—0.1%
Advance Pierre Foods, Inc. Term loan 5.750%, 07/10/17	675,000	683,437

Forest Products & Paper—0.3%
Verso Paper Holdings LLC Term Loan 6.750%, 02/01/13 (b) (j)	3,091,200	1,700,160
Wilsonart International, Inc. Term Loan 5.500%, 10/31/19	1,320,000	1,333,200

		3,033,360

Healthcare-Products—0.2%
Bausch & Lomb, Inc. Term Loan 5.250%, 05/17/19	1,472,600	1,487,459

Healthcare-Services—0.4%
Emergency Medical Services Corp. Term Loan 5.250%, 05/25/18	308,549	311,468
Harden Healthcare LLC Term Loan 7.750%, 03/02/15 (b)	1,508,598	1,476,917
8.500%, 03/02/15 (b)	546,087	541,173
LHP Hospital Group, Inc. Term Loan 9.000%, 07/03/18	845,750	855,265

		3,184,823

Insurance—0.1%
Alliant Holdings I, Inc. Term Loan 0.000%, 11/30/19 (f)	1,030,000	1,034,506

Internet—0.9%
Getty Images, Inc. Term Loan 4.750%, 10/18/19	2,065,000	2,070,421
Zayo Group LLC Term Loan 5.250%, 07/02/19	6,203,825	6,289,127

		8,359,548

Leisure Time—0.2%
Eastman Kodak Co. Term Loan 8.500%, 07/19/13	1,987,094	1,992,558

Leisure Time—(Continued)
Travelport Holdings, Ltd. Extended Term Loan 6.313%, 12/01/16	67,446	$21,920
13.813%, 12/01/16	221,632	27,704

		2,042,182

Lodging—2.8%
Caesars Entertainment Operating Co., Inc Term Loan 3.000%, 01/28/15	1,786,782	1,762,473
3.210%, 01/28/15	1,215,000	1,198,470
9.500%, 10/31/16	511,903	520,117
Harrah’s Property Co. Term Loan 3.203%, 02/13/13	16,828,800	15,023,911
MGM Resorts International Term Loan 0.000%, 12/20/19 (f)	3,840,000	3,884,640
Station Casinos, Inc. Term Loan 5.500%, 09/27/19	3,226,913	3,254,131

		25,643,742

Media—1.0%
Cengage Learning Acquisitions, Inc. Term Loan 2.720%, 07/03/14	296,867	235,372
Clear Channel Communications, Inc. Term Loan 3.862%, 01/29/16	5,217,771	4,303,740
EMI Music Publishing Ltd. Term Loan 5.500%, 06/29/18	1,308,425	1,327,234
HEMA Holding B.V. Mezzanine Term Loan 8.610%, 07/05/17 (EUR)	1,760,891	2,080,239
Truven Health Analytics, Inc. Term Loan 5.750%, 06/01/19	1,139,275	1,142,123

		9,088,708

Metal Fabricate/Hardware—0.3%
Constellium Holdco B.V. Term Loan 9.250%, 05/25/18	1,343,250	1,349,966
Rexnord LLC Term Loan 4.500%, 04/02/18	1,801,834	1,819,664

		3,169,630

Mining—0.8%
Fortescue Metals Group, Ltd. Term Loan 5.250%, 10/18/17	7,431,375	7,508,253

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (e)—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—0.9%
Chesapeake Energy Corp. Term Loan 5.750%, 12/01/17	4,465,000	$4,478,127
Samson Investments Co. Second Lien Term Loan 6.000%, 09/25/18	725,000	733,762
Vantage Drilling Co. Term Loan 6.250%, 10/26/17	3,031,625	3,031,640

		8,243,529

Pharmaceuticals—0.1%
Patheon Inc. 0.000%, 12/06/18 (f)	630,000	630,000

Real Estate—0.4%
Realogy Corp. Extended Letter of Credit 4.464%, 10/10/16	310,269	311,690
Extended Term Loan 4.461%, 10/10/16	3,265,466	3,280,421

		3,592,111

Retail—0.2%
Alliance Boots Holdings, Ltd. Term Loan 3.489%, 07/09/15 (GBP)	1,170,000	1,863,126

Software—0.4%
First Data Corp. Extended Term Loan 4.210%, 03/23/18	1,925,000	1,835,208
Kronos, Inc. Second Lien Term Loan 0.000%, 04/30/20 (f)	1,610,000	1,614,025

		3,449,233

Telecommunications—1.9%
Avaya, Inc. Term Loan 3.062%, 10/24/14	137,361	134,979
Hawaiian Telcom Communications, Inc. Term Loan 7.000%, 02/28/17	643,388	656,899
Intelsat Jackson Holdings, Ltd. Term Loan 4.500%, 04/02/18	5,902,806	5,963,074
Level 3 Financing, Inc. Term loan 4.750%, 08/01/19	3,000,000	3,021,570
Vodafone Americas Finance, Inc. Term Loan 6.875%, 08/11/15 (j)	4,153,228	4,257,058
6.250%, 07/11/16 (j)	3,093,750	3,194,297

		17,227,877

Transportation—0.1%
Genesee Wyoming, Inc. Term Loan 0.000%, 09/29/17 (f)	915,000	$916,144

Total Floating Rate Loans (Cost $137,851,873)		141,770,765

Common Stocks—4.8%

Biotechnology—0.0%
Ironwood Pharmaceuticals, Inc. - Class A (a) (g)	21,770	241,429

Capital Markets—0.8%
American Capital, Ltd. (g)	529,225	6,350,700
E*Trade Financial Corp. (g)	76,199	681,981
Uranium Participation Corp. (g)	28,400	154,177

		7,186,858

Chemicals—0.3%
ADA-ES, Inc. (a) (g)	5,601	94,545
CF Industries Holdings, Inc.	6,300	1,279,908
Huntsman Corp. (a)	86,500	1,375,350
Zemex Minerals Group, Inc. (g)	87	0

		2,749,803

Commercial Banks—0.5%
CIT Group, Inc. (g)	112,245	4,337,147

Communications Equipment—0.0%
Loral Space & Communications, Inc. (a)	6,666	364,363

Diversified Telecommunication Services—0.2%
Broadview Networks Holdings, Inc. (b) (g)	52,943	354,185
Level 3 Communications, Inc. (a) (g)	68,560	1,584,422
Viatel Holding Bermuda, Ltd. (b) (g)	4	1

		1,938,608

Forest Products & Paper—0.2%
NewPage Corp. (j)	18,684	1,789,927

Insurance—0.7%
American International Group, Inc. (g)	174,663	6,165,604

Machinery—0.1%
Stanley-Martin Communities LLC (b) (g)	450	622,350

Media—1.6%
Belo Corp. - Class A (a)	61,590	472,395
Charter Communications, Inc. - Class A (g)	168,544	12,849,795
Clear Channel Outdoor Holdings, Inc. - Class A (a) (g)	31,744	222,843

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares/Principal Amount*	Value

Media—(Continued)
HMH Publishing Co. Ltd. (g) (j)	26,518	$540,970

		14,086,003

Metals & Mining—0.1%
African Minerals, Ltd. (g)	159,753	818,653

Paper & Forest Products—0.0%
Ainsworth Lumber Co., Ltd. (g)	53,942	146,420
Ainsworth Lumber Co., Ltd. (144A) (g)	10,657	28,927

		175,347

Semiconductors & Semiconductor Equipment—0.3%
Freescale Semiconductor, Ltd. (a) (g)	13,401	147,545
NXP Semiconductor N.V. (a) (g)	29,649	781,844
Spansion, Inc. - Class A (a) (g)	146,805	2,042,058

		2,971,447

Software—0.0%
Bankruptcy Management Solution, Inc. (g)	796	113

Total Common Stocks (Cost $42,505,829)		43,447,652

Preferred Stocks—2.1%

Commercial Banks—1.0%
Ally Financial, Inc., Series G, 7.000% (144A)	8,969	8,808,960

Diversified Financial Services—1.0%
GMAC Capital Trust I, Series 2, 8.125% (e)	357,200	9,519,380
Marsico Parent Superholdco LLC (144A) (b) (g)	25	0

		9,519,380

Internet Software & Services—0.0%
Travelport Holdings, Ltd. (b) (g)	26,456	265

Thrifts & Mortgage Finance—0.1%
Federal Home Loan Mortgage Corp. Series Z, 8.375% (e) (g)	201,964	353,437
Federal National Mortgage Association, Series 0 (e) (g)	70,000	190,400

		543,837

Total Preferred Stocks (Cost $16,673,841)		18,872,442

Convertible Bonds—1.4%

Coal—0.2%
Alpha Appalachia Holdings, Inc. 3.250%, 08/01/15 (a)	2,062,000	1,994,985

Diversified Financial Services—0.0%
E*Trade Financial Corp. Zero Coupon, 08/31/19	11,000	$9,879
Series A Zero Coupon, 08/31/19 (144A)	76,000	68,258

		78,137

Home Builders—0.0%
K Hovnanian Enterprises, Inc. 6.000%, 12/01/17	212,000	303,118

IT Services—0.3%
EMC Corp. 1.750%, 12/01/13	621,000	991,662
SanDisk Corp. 1.500%, 08/15/17 (a)	1,145,000	1,333,925

		2,325,587

Lodging—0.4%
MGM Resorts International 4.250%, 04/15/15 (a)	3,770,000	3,998,556

Mining—0.4%
Goldcorp, Inc. 2.000%, 08/01/14 (a)	1,865,000	2,066,653
Newmont Mining Corp. 1.250%, 07/15/14 (a)	1,400,000	1,654,625

		3,721,278

Semiconductors—0.1%
Micron Technology, Inc. 2.375%, 05/01/32 (144A)	825,000	799,219

Total Convertible Bonds (Cost $13,236,464)		13,220,880

Convertible Preferred Stock—0.6%

Auto Components—0.6%
Dana Holding Corp. Series B 4.000%, 12/31/49 (144A) (Cost $5,609,979)	39,430	5,175,187

Warrants—0.0%

Containers & Packaging—0.0%
Smurfit Kappa Group plc, Strike Price $0.01, Expires 10/01/2013 (g)	100	6,140

Media—0.0%
Charter Communications, Inc., Strike Price $46.86, Expires 11/30/2014 (g)	281	8,587
HMH Publishing Co. Ltd., Expires 06/22/2019 (g) (j)	1,601	0

		8,587

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Warrants—(Continued)

Security Description	Shares/Principal Amount*	Value

Software—0.0%
Bankruptcy Management Solution, Inc., expires 09/29/2017 (g)	531	$0

Total Warrants (Cost $1,007)		14,727

Short-Term Investments—15.1%

Mutual Fund—14.0%
State Street Navigator Securities Lending Prime Portfolio (h)	128,107,420	128,107,420

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $10,329,006 on 01/02/13, collateralized by $10,275,000 U.S. Treasury Note at 1.875% due 02/28/14 with a value of $10,538,204.	10,329,000	10,329,000

Total Short-Term Investments (Cost $138,436,420)		138,436,420

Total Investments—115.3% (Cost $1,013,657,414) (i)		1,054,648,430
Other assets and liabilities (net)—(15.3)%		(140,096,045)

Net Assets—100.0%		$914,552,385

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $120,860,413 and the collateral received consisted of cash in the amount of $128,107,420. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2012, these securities represent 0.7% of net assets.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Security is in default and/or issuer is in bankruptcy.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	This loan will settle after December 31, 2012, at which time the interest rate will be determined.
(g)	Non-income producing security.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,015,975,472. The aggregate unrealized appreciation and depreciation of investments were $51,514,795 and $(12,841,837), respectively, resulting in net unrealized appreciation of $38,672,958 for federal income tax purposes.
(j)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $14,759,013, which is 1.6% of net assets. See details shown in the Restricted Securities table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $308,448,426, which is 33.7% of net assets.
(EUR)—	Euro
(GBP)—	British Pound

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
HMH Publishing Co. Ltd.	06/22/12	$26,518	$627,735	$540,970
HMH Publishing Co. Ltd.	06/22/12	1,601	16	0
Lehman Brothers Holdings, Inc.	04/17/12	1,740,000	349,978	411,075
Lehman Brothers Holdings, Inc.	05/21/12	489,000	98,644	115,526
NewPage Corp.	12/31/12	18,684	4,243,217	1,789,927
Sterling Entertainment Enterprises, LLC	12/28/12	2,750,000	2,750,000	2,750,000
Verso Paper Holdings LLC	04/10/08	3,091,200	1,589,880	1,700,160
Vodafone Americas Finance, Inc.	08/10/10	4,153,228	4,128,290	4,257,058
Vodafone Americas Finance, Inc.	06/24/11	3,093,750	3,093,750	3,194,297

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Domestic Bonds & Debt Securities
Advertising	$—	$3,708,075	$—	$3,708,075
Aerospace/Defense	—	5,382,573	3,650,726	9,033,299
Airlines	—	9,039,232	—	9,039,232
Apparel	—	394,467	—	394,467
Auto Parts & Equipment	—	3,876,762	—	3,876,762
Beverages	—	1,017,750	—	1,017,750
Chemicals	—	14,838,400	—	14,838,400
Coal	—	3,539,410	—	3,539,410
Commercial Banks	—	11,866,127	—	11,866,127
Commercial Services	—	27,877,905	—	27,877,905
Construction Materials	—	5,567,700	—	5,567,700
Distribution/Wholesale	—	13,536,212	—	13,536,212
Diversified Financial Services	—	18,065,649	—	18,065,649
Electric	—	24,659,566	—	24,659,566
Electrical Components & Equipment	—	4,644,269	—	4,644,269
Electronics	—	2,919,109	—	2,919,109
Entertainment	—	10,666,850	—	10,666,850
Environmental Control	—	4,988,475	—	4,988,475
Food	—	2,451,496	—	2,451,496
Forest Products & Paper	—	3,889,200	—	3,889,200
Gas	—	6,783,150	—	6,783,150
Healthcare-Products	—	17,102,080	—	17,102,080
Healthcare-Services	—	30,904,429	—	30,904,429
Holding Companies-Diversified	—	2,398,460	—	2,398,460
Home Builders	—	16,999,362	—	16,999,362
Household Products/Wares	—	9,734,416	—	9,734,416
Housewares	—	982,800	—	982,800
Insurance	—	3,525,609	—	3,525,609
Internet	—	9,202,988	—	9,202,988
Iron/Steel	—	798,750	—	798,750
IT Services	—	5,472,063	—	5,472,063
Leisure Time	—	1,430,976	—	1,430,976
Lodging	—	10,316,221	—	10,316,221
Machinery-Construction & Mining	—	1,554,525	—	1,554,525
Machinery-Diversified	—	1,488,713	—	1,488,713
Media	—	34,467,676	—	34,467,676
Mining	—	1,763,800	—	1,763,800
Miscellaneous Manufacturing	—	554,400	—	554,400

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Oil & Gas	$—	$59,125,331	$—	$59,125,331
Oil & Gas Services	—	11,956,902	—	11,956,902
Packaging & Containers	—	4,554,813	—	4,554,813
Pharmaceuticals	—	8,229,454	—	8,229,454
Pipelines	—	11,481,494	—	11,481,494
Real Estate	—	13,471,238	—	13,471,238
Real Estate Investment Trusts	—	530,670	—	530,670
Retail	—	19,930,337	—	19,930,337
Shipbuilding	—	2,583,763	—	2,583,763
Software	—	25,885,572	—	25,885,572
Storage/Warehousing	—	1,251,338	—	1,251,338
Telecommunications	—	41,869,325	—	41,869,325
Transportation	—	496,800	—	496,800
Trucking & Leasing	—	1,107,803	—	1,107,803
Total Domestic Bonds & Debt Securities	—	530,884,485	3,650,726	534,535,211
Total Foreign Bonds & Debt Securities*	—	159,175,146	—	159,175,146
Floating Rate Loans
Advertising	—	122,515	—	122,515
Aerospace/Defense	—	3,786,064	—	3,786,064
Auto Parts & Equipment	—	5,617,805	—	5,617,805
Chemicals	—	6,133,500	—	6,133,500
Commercial Services	—	1,250,396	—	1,250,396
Distribution/Wholesale	—	3,528,466	—	3,528,466
Diversified Financial Services	—	8,576,101	—	8,576,101
Electric	—	10,173,931	—	10,173,931
Environmental Control	—	1,424,319	—	1,424,319
Food	—	683,437	—	683,437
Forest Products & Paper	—	1,333,200	1,700,160	3,033,360
Healthcare-Products	—	1,487,459	—	1,487,459
Healthcare-Services	—	1,166,733	2,018,090	3,184,823
Insurance	—	1,034,506	—	1,034,506
Internet	—	8,359,548	—	8,359,548
Leisure Time	—	2,042,182	—	2,042,182
Lodging	—	25,643,742	—	25,643,742
Media	—	9,088,708	—	9,088,708
Metal Fabricate/Hardware	—	3,169,630	—	3,169,630
Mining	—	7,508,253	—	7,508,253
Oil & Gas	—	8,243,529	—	8,243,529
Pharmaceuticals	—	630,000	—	630,000
Real Estate	—	3,592,111	—	3,592,111
Retail	—	1,863,126	—	1,863,126
Software	—	3,449,233	—	3,449,233
Telecommunications	—	17,227,877	—	17,227,877
Transportation	—	916,144	—	916,144
Total Floating Rate Loans	—	138,052,515	3,718,250	141,770,765
Common Stocks
Biotechnology	241,429	—	—	241,429
Capital Markets	7,186,858	—	—	7,186,858
Chemicals	2,749,803	—	—	2,749,803
Commercial Banks	4,337,147	—	—	4,337,147
Communications Equipment	364,363	—	—	364,363
Diversified Telecommunication Services	1,584,422	—	354,186	1,938,608
Forest Products & Paper	—	1,789,927	—	1,789,927
Insurance	6,165,604	—	—	6,165,604
Machinery	—	—	622,350	622,350
Media	14,086,003	—	—	14,086,003
Metals & Mining	818,653	—	—	818,653
Paper & Forest Products	146,420	28,927	—	175,347

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$2,971,447	$—	$—	$2,971,447
Software	—	113	—	113
Total Common Stocks	40,652,149	1,818,967	976,536	43,447,652
Preferred Stocks
Commercial Banks	—	8,808,960	—	8,808,960
Diversified Financial Services	9,519,380	—	—	9,519,380
Internet Software & Services	—	—	265	265
Thrifts & Mortgage Finance	543,837	—	—	543,837
Total Preferred Stocks	10,063,217	8,808,960	265	18,872,442
Total Convertible Bonds*	—	13,220,880	—	13,220,880
Total Convertible Preferred Stock*	—	5,175,187	—	5,175,187
Warrants
Containers & Packaging	—	6,140	—	6,140
Media	8,587	0	—	8,587
Software	—	—	0	—
Total Warrants	8,587	6,140	0	14,727
Short-Term Investments
Mutual Fund	128,107,420	—	—	128,107,420
Repurchase Agreement	—	10,329,000	—	10,329,000
Total Short-Term Investments	128,107,420	10,329,000	—	138,436,420
Total Investments	$178,831,373	$867,471,280	$8,345,777	$1,054,648,430

Collateral for securities loaned (Liability)	$—	$(128,107,420)	$—	$(128,107,420)
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$193,363	$—	$193,363
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(821,273)	—	(821,273)
Total Forward Contracts	$—	$(627,910)	$—	$(627,910)
Swap Contracts
Swap Contracts at Value (Assets)	$—	$669,316	$—	$669,316
Swap Contracts at Value (Liabilities)	—	(1,094,867)	—	(1,094,867)
Total Swap Contracts	$—	$(425,551)	$—	$(425,551)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $11,722,974 were due to a decline in market activity. Transfers from Level 2 to Level 1 in the amount of $3,093,211 were due to increased trading activity.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation/ (Depreciation) from investments still Held at December 31, 2012
Domestic Bonds & Debt Securities
Aerospace & Defense	$4,251,570	$—	$—	$(73,944)	$—	$(526,900	)(a)	$—	$—	$3,650,726	$(61,408)
Entertainment	330,539	—	—	—	—	—		—	(330,539)	—	—
Metals & Mining	—	43,857	(2,666,492)	2,623,568	—	(933)		—	—	—	—
Real Estate	7	—	—	(7)	—	—		—	—	—	—
Foreign Bonds & Debt Securities
Commercial Banks	—	619,438	(1,835,000)	1,215,562	—	—		—	—	—	—

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation/ (Depreciation) from investments still Held at December 31, 2012
Floating Rate Loans
Forest Products & Paper	$—	$—	$—	$(20,940)	$206,779	$—	$1,514,321	$—	$1,700,160	$(20,940)
Health Care-Services	2,480,330	—	9,349	4,675	—	(476,264)	—	—	2,018,090	4,499
Common Stocks
Diversified Telecommunications Services	—	—	—	(139,564)	493,750	—	—	—	354,186	(139,564)
Hotels, Restaurants & Leisure	1	—	(62,687)	62,686	—	—	—	—	—	—
Machinery	385,785	—	—	236,565	—	—	—	—	622,350	236,565
Media	37,598	—	—	(37,598)	—	—	—	—	—	—
Preferred Stocks
Internet Software & Services	—	—	—	(19,577)	—	—	19,842	—	265	(19,577)
Warrants
Containers & Packaging	3,124	—	—	—	—	—	—	(3,124)	—	—
Media	225,278	—	(225,278)	—	—	—	—	—	—	—
Software	—	—	—	—	—	—	0	—	0	—

Total	$7,714,232	$663,295	$(4,780,108)	$3,851,426	$700,529	$(1,004,097)	$1,534,163	$(333,663)	$8,345,777	$(425)

(a)	Sales include principal reductions.

Loan participations in the amount of $1,514,321 and preferred stocks in the amount of $19,842 were transferred into Level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price. Domestic Bonds in the amount of $330,539 and warrants in the amount of $3,124 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,054,648,430
Cash		124,607
Cash denominated in foreign currencies (c)		1,360,737
Cash collateral for swaps		1,030,000
Receivable for investments sold		4,197,860
Receivable for fund shares sold		245,507
Interest receivable		13,433,910
Swap interest receivable		16,323
Swaps at market value (d)		669,316
Unrealized appreciation on forward foreign currency exchange contracts		193,363
Other assets		1,725

Total Assets		1,075,921,778

Liabilities
Payables for:
Investments purchased	$30,022,841
Fund shares redeemed	225,431
Cash collateral for swaps	400,000
Swaps at market value (e)	1,094,867
Unrealized depreciation on forward foreign currency exchange contracts	821,273
Collateral for securities loaned	128,107,420
Swap interest	1,185
Accrued Expenses:
Management fees	459,377
Distribution and service fees— Class B	67,219
Administration fees	4,680
Custodian and accounting fees	27,887
Deferred trustees’ fees	35,625
Other expenses	101,588

Total Liabilities		161,369,393

Net Assets		$914,552,385

Net assets represented by
Paid in surplus		$796,151,917
Accumulated net realized gain		21,235,956
Unrealized appreciation on investments, swap contracts and foreign currency transactions		41,313,817
Undistributed net investment income		55,850,695

Net Assets		$914,552,385

Net Assets
Class A		$589,631,108
Class B		324,921,277
Capital Shares Outstanding*
Class A		66,042,043
Class B		36,708,273
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$8.93
Class B		8.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,013,657,414.
(b)	Includes securities loaned at value of $120,860,413.
(c)	Identified cost of cash denominated in foreign currencies was $1,349,506.
(d)	Net premium received on swaps was $231,745.
(e)	Net premium received on swaps was $1,100,228.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends		$1,803,848
Interest (a)		62,488,495
Securities lending income		625,214

Total investment income		64,917,557
Expenses
Management fees	$5,153,160
Administration fees	24,438
Custodian and accounting fees	220,349
Distribution and service fees—Class B	748,799
Audit and tax services	65,521
Legal	28,322
Trustees’ fees and expenses	28,816
Shareholder reporting	94,630
Insurance	826
Miscellaneous	8,447

Total expenses	6,373,308

Net Investment Income		58,544,249

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		23,610,307
Net increase from payments by affiliates (b)		548,206
Futures contracts		(2,099,231)
Swap contracts		1,945,314
Foreign currency transactions		2,244,996

Net realized gain		26,249,592

Net change in unrealized appreciation (depreciation) on:
Investments		49,029,047
Futures contracts		74,059
Swap contracts		713,550
Foreign currency transactions		(3,718,342)

Net change in unrealized appreciation		46,098,314

Net realized and unrealized gain		72,347,906

Net Increase in Net Assets From Operations		$130,892,155

(a)	Net of foreign withholding taxes of $1,348.
(b)	See Note 3 of the notes to financial statements.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$58,544,249	$56,170,659
Net realized gain	26,249,592	22,051,699
Net change in unrealized appreciation (depreciation)	46,098,314	(49,258,870)

Net increase in net assets resulting from operations	130,892,155	28,963,488

Distributions to Shareholders
From net investment income
Class A	(39,965,903)	(46,335,390)
Class B	(21,123,189)	(17,000,919)
From net realized capital gains
Class A	(7,088,726)	—
Class B	(3,859,774)	—

Net decrease in net assets resulting from distributions	(72,037,592)	(63,336,309)

Net increase (decrease) in net assets from capital share transactions	66,856,331	(93,855,348)

Net increase (decrease) in net assets	125,710,894	(128,228,169)

Net Assets
Net assets at beginning of period	788,841,491	917,069,660

Net assets at end of period	$914,552,385	$788,841,491

Undistributed net investment income at end of period	$55,850,695	$56,101,568

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	7,628,922	$65,207,609	13,611,325	$115,586,227
Reinvestments	5,787,777	47,054,629	5,432,050	46,335,390
Redemptions	(9,407,848)	(80,237,933)	(35,100,742)	(300,001,067)

Net increase (decrease)	4,008,851	$32,024,305	(16,057,367)	$(138,079,450)

Class B
Sales	15,497,271	$131,297,831	21,429,200	$180,506,081
Reinvestments	3,095,782	24,982,963	2,004,825	17,000,919
Redemptions	(14,490,468)	(121,448,768)	(18,372,853)	(153,282,898)

Net increase	4,102,585	$34,832,026	5,061,172	$44,224,102

Increase (decrease) derived from capital shares transactions		$66,856,331		$(93,855,348)

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.36	$8.70	$8.02	$5.80	$8.24

Income (Loss) from Investment Operations
Net investment income (a)	0.59	0.59	0.63	0.77	0.61
Net realized and unrealized gain (loss) on investments	0.73	(0.35)	0.62	1.85	(2.48)

Total from investment operations	1.32	0.24	1.25	2.62	(1.87)

Less Distributions
Distributions from net investment income	(0.64)	(0.58)	(0.57)	(0.40)	(0.57)
Distributions from net realized capital gains	(0.11)	0.00	0.00	0.00	0.00

Total distributions	(0.75)	(0.58)	(0.57)	(0.40)	(0.57)

Net Asset Value, End of Period	$8.93	$8.36	$8.70	$8.02	$5.80

Total Return (%) (b) (c)	16.80	2.50	16.10	47.20	(24.20)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.65	0.65	0.65	0.67	0.67
Ratio of net investment income to average net assets (%)	6.90	6.91	7.60	11.24	8.40
Portfolio turnover rate (%)	85	99	99	92	58
Net assets, end of period (in millions)	$589.6	$518.4	$679.1	$563.4	$295.7

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008(d)
Net Asset Value, Beginning of Period	$8.29	$8.64	$7.98	$5.78	$7.66

Income (Loss) from Investment Operations
Net investment income (a)	0.56	0.56	0.60	0.77	0.41
Net realized and unrealized gain (loss) on investments	0.74	(0.34)	0.62	1.83	(2.29)

Total from investment operations	1.30	0.22	1.22	2.60	(1.88)

Less Distributions
Distributions from net investment income	(0.63)	(0.57)	(0.56)	(0.40)	0.00
Distributions from net realized capital gains	(0.11)	0.00	0.00	0.00	0.00

Total distributions	(0.74)	(0.57)	(0.56)	(0.40)	0.00

Net Asset Value, End of Period	$8.85	$8.29	$8.64	$7.98	$5.78

Total Return (%) (b) (c)	16.54	2.34	15.77	46.65	(24.54	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.90	0.90	0.90	0.92	0.94	(f)
Ratio of net investment income to average net assets (%)	6.65	6.66	7.29	10.88	8.70	(f)
Portfolio turnover rate (%)	85	99	99	92	58
Net assets, end of period (in millions)	$324.9	$270.4	$238.0	$109.1	$13.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	In 2012 0.00% and 0.13% of the Portfolio’s total return for Class A and Class B, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 16.80% and 16.41% for Class A and Class B, respectively. See Note 3 of the notes to financial statements.
(d)	Commencement of operations was 4/28/2008.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

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Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, contingent payment debt instrument, premium amortization adjustments, convertible preferred stock and distribution redesignations. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

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Notes to Financial Statements—December 31, 2012—(Continued)

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with BlackRock Financial Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$5,153,160	0.600%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the year ended December 31, 2012, the Subadvisor voluntarily reimbursed the Portfolio for a security bankruptcy distribution not claimed by the Subadvisor. This reimbursement is reflected as net increase from payments by affiliates in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the

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Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$828,273,317	$—	$720,231,389

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

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BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event, the credit event is settled based on that entities weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy

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Notes to Financial Statements—December 31, 2012—(Continued)

many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012, for which the Portfolio is the seller of protection, are disclosed in Note 7 to the Notes to Financial Statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	Swaps at market value	$669,316	Swaps at market value	$1,094,867
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	193,363	Unrealized depreciation on forward foreign currency exchange contracts	821,273

Total		$862,679		$1,916,140

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$3,881,471	$3,881,471
Future contracts	—	(2,099,231)	—	(2,099,231)
Swap contracts	1,945,314	—	—	1,945,314

	$1,945,314	$(2,099,231)	$3,881,471	$3,727,554

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(3,887,502)	$(3,887,502)
Future contracts	—	74,059	—	74,059
Swap contracts	713,550	—	—	713,550

	$713,550	$74,059	$(3,887,502)	$(3,099,893)

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Forward foreign currency transactions	$82,248,979
Futures contracts short	(11,520)
Swap contracts	8,827,533

(a)	Averages are based on activity levels during 2012.

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Notes to Financial Statements—December 31, 2012—(Continued)

6. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
01/23/13	Citibank N.A.	717,000	EUR	$918,162	$28,404
01/23/13	Citibank N.A.	740,000	EUR	966,416	10,514
01/23/13	Citibank N.A.	997,000	EUR	1,273,350	42,865
01/23/13	Citibank N.A.	2,340,000	EUR	3,020,582	68,629
01/23/13	Deutsche Bank AG	325,000	EUR	416,981	12,076
01/23/13	Deutsche Bank AG	1,000,000	EUR	1,294,322	25,854
01/23/13	UBS AG	113,000	EUR	144,993	4,187
01/16/13	UBS AG	106,000	GBP	172,187	(1)

Net Unrealized Appreciation					$192,528

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
01/16/13	Royal Bank of Scotland plc	114,000	CAD	$115,410	$834
01/23/13	Citibank N.A.	174,000	EUR	225,760	(3,951)
01/23/13	Credit Suisse International	1,685,000	EUR	2,181,039	(43,457)
01/23/13	UBS AG	50,769,000	EUR	66,578,568	(445,436)
01/23/13	UBS AG	740,000	EUR	960,765	(16,165)
01/23/13	UBS AG	690,000	EUR	894,826	(16,095)
01/23/13	UBS AG	180,000	EUR	233,828	(3,804)
01/16/13	Citibank N.A.	830,000	GBP	1,331,079	(17,167)
01/16/13	Citibank N.A.	520,000	GBP	833,904	(10,781)
01/16/13	Citibank N.A.	450,000	GBP	720,404	(10,573)
01/16/13	Goldman Sachs & Co.	10,039,000	GBP	16,090,921	(216,361)
01/16/13	JPMorgan Chase Bank N.A.	130,000	GBP	207,148	(4,023)
01/16/13	Royal Bank of Scotland plc	150,000	GBP	238,860	(4,799)
01/16/13	Royal Bank of Scotland plc	42,000	GBP	67,288	(937)
01/16/13	UBS AG	353,000	GBP	561,342	(12,069)
01/16/13	UBS AG	291,000	GBP	462,095	(10,603)
01/16/13	UBS AG	127,000	GBP	201,247	(5,051)

Net Unrealized Depreciation					$(820,438)

(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound

7. Swap Agreements

Open credit default swaps at December 31, 2012 were as follows:

Credit Default Swaps on corporate issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
Beazer Homes USA, Inc. 9.125%, due 06/15/2018	(5.000%)	12/20/17	Barclays Bank Plc	5.850%	285,000	USD	$10,378	$10,374	$4
K. Hovnanian Enterprises, Inc. 8.625%, due 01/15/2017	(5.000%)	09/20/17	Credit Suisse International	0.000%	303,000	USD	20,678	29,543	(8,865)
K. Hovnanian Enterprises, Inc. 8.625%, due 01/15/2017	(5.000%)	09/20/17	Deutsche Bank AG	0.000%	123,000	USD	8,394	11,838	(3,444)

Totals							$39,450	$51,755	$(12,305)

MIST-34

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Credit Default Swaps on corporate issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Market Value	Upfront Premium Received	Unrealized Appreciation
CCO Holdings LLC/ CCO Holdings Capital Corp. 7.25%, due 10/30/2017	8.000%	09/20/17	Deutsche Bank AG	2.881%	1,500,000	USD	$335,609	$—	$335,609
CIT Group, Inc. 6.625%, due 04/01/2018	5.000%	09/20/15	Deutsche Bank AG	1.969%	3,600,000	USD	294,257	(283,500)	577,757
Caesars Entertainment Operating Co., Inc. 5.625%, due 06/01/2015	5.000%	12/20/15	Barclays Bank plc	17.078%	3,793,890	USD	(1,094,867)	(1,100,228)	5,361

Totals							$(465,001)	$(1,383,728)	$918,727

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-35

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$61,075,322	$63,336,309	$10,962,270	$—	$72,037,592	$63,336,309

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$68,060,645	$11,658,200	$38,717,248	$—	$118,436,093

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

11. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-36

Met Investors Series Trust

BlackRock High Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Yield Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Yield Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-37

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-38

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-39

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the BlackRock High Yield Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-40

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-41

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the BlackRock High Yield Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2012. The Board considered that the Portfolio underperformed the median of its other Performance Universe for the one- year period ended June 30, 2012, and outperformed the median of its other Performance Universe for the three- and five- year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one-year period ended June 30, 2012, and outperformed its Lipper Index for the three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, for the one-year period ended October 31, 2012, and underperformed its benchmark for the three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the BlackRock High Yield Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and Sub-Advised Expense Universe median, and slightly above the Expense Universe median, and that total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin

MIST-42

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the BlackRock High Yield Portfolio, the Board noted that the Portfolio’s advisory and sub-advisory fees do not contain breakpoints. The Board noted that the Portfolio’s management fees were below the asset-weighted average of comparable funds until the Portfolio reaches $3 billion in assets, at which point the management fees were above the asset-weighted average for all higher asset levels. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-43

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-44

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-45

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the BlackRock Large Cap Core Portfolio returned 13.59%, 13.32%, and 13.51%; respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 16.42% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The U.S. equity market posted very strong performance in 2012, with the Russell 1000 Index rising by 16.42%. A sell off in the second quarter interrupted strong rallies in the first and third quarters. Similar to 2011, investor attention focused on the European debt crisis, the decelerating Chinese economy and the fiscal predicament for the United States. Improving sentiment around each of these developments, combined with modestly positive U.S. economic data, pushed the attractively-valued U.S. market higher. Within the Russell 1000 Index, the Financials and Consumer Discretionary sectors delivered the best returns.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio trailed the Russell 1000 Index during the 12-month period ended December 31, 2012. Negative stock selection in the Information Technology (“IT”), Consumer Discretionary and Healthcare sectors accounted for the underperformance and overshadowed positive results in Materials and Utilities.

IT was the largest detractor from performance during the 12 month period, with the Computers & Peripherals industry representing the majority of the disappointment. In particular, the Portfolio was biased towards commodity-exposed hardware securities, which underperformed on weakness in enterprise and PC demand. Hewlett-Packard and Dell were notable detractors, and the Portfolio’s position in the top benchmark holding, Apple, also hurt. An underweight in Apple early in the period detracted as the stock rallied strongly, while an overweight was negative in the second half of the reporting period, when the shares fell on a profit miss and weaker-than-expected earnings forecast for the holiday shopping season.

Education Services and Consumer Electronics Retail holdings were the primary detractors within the Consumer Discretionary sector. Ongoing weakness in new student enrollments hampered the results of education services providers, as changes to company business models in response to regulatory pressures are driving increased competition for higher-quality students. Meanwhile, Consumer Electronics Retailers lagged on product cycle weakness and competitive pressures. Core business segments (e.g., Televisions, Gaming) are in secular decline, while at the same time, big-ticket purchases are increasingly moving online. This noxious combination of forces has hurt pricing and margins for companies in the industry.

Weakness in Healthcare was most notable in the Providers & Services industry, specifically managed care companies (Humana and Aetna). HMOs lagged as rising medical cost trends and pressure from the healthcare overhaul threatens to keep a lid on earnings in the near term.

On the positive side, stock selection proved advantageous in the Materials sector, where the Chemicals industry was a standout. The strategy was overweight in a key fertilizer holding, CF Industries, whose profit margins (and, hence, its share price) soared thanks to a combination of lower input costs (i.e., natural gas) and rising demand and output prices for its nitrogen-based crop nutrients. An overweight in containerboard manufacturers also aided returns. The strategy’s largest holdings in the industry (Packaging Corp. of America and International Paper) surged as recent industry consolidation has improved competitive conditions and increased pricing power, allowing for a successful $50/ton price hike.

An underweight position in the Utilities sector (especially traditional regulated utilities) also proved advantageous. Utilities trailed other sectors over the period as investors moved out of the defensive group in order to take advantage of the broader market turnaround. Additionally, lofty valuations and the prospect of higher taxes on dividends lessened the appeal of the higher-yielding group.

As of period end, in our view, equities continue to offer compelling value, especially relative to bonds. In the existing environment of slow (but sustained) economic growth, we believe the best investment opportunities lie with companies possessing the following characteristics: strong and consistent free cash flows, an ability to maintain or improve their margins, and/or the ability to innovate and grow their businesses. We do not believe any one group or sector has a monopoly on these attributes. Accordingly, we are looking across the market to identify stock-specific investments to emphasize the view within the strategy.

MIST-1

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio’s largest sector overweight relative to the Russell 1000 Index was IT, followed by Energy and Financials, and its most significant underweights were Utilities and Consumer Discretionary.

Chris Leavy

Peter Stournaras

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

BLACKROCK LARGE CAP CORE PORTFOLIO MANAGED BY

BLACKROCK ADVISORS, LLC VS. RUSSELL 1000 INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year	Since Inception[3]
BlackRock Large Cap Core Portfolio
Class A	13.59	-0.74	6.32	—
Class B	13.32	-0.99	—	-0.71
Class E	13.51	-0.87	—	-0.60
Russell 1000 Index[1]	16.42	1.92	7.52	1.59

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A shares is 3/23/1998. Inception of Class B and Class E shares is 4/30/2007.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Apple, Inc.	3.9
Exxon Mobil Corp.	3.7
Google, Inc. - Class A	3.6
JPMorgan Chase & Co.	3.4
Citigroup, Inc.	3.0
Pfizer, Inc.	2.9
Comcast Corp. - Class A	2.7
Goldman Sachs Group, Inc. (The)	2.6
3M Co.	2.5
U.S. Bancorp.	2.4

Top Sectors

% of Market Value of Total Investments
Information Technology	23.6
Financials	17.3
Health Care	12.5
Energy	11.7
Consumer Discretionary	10.1
Industrials	9.3
Consumer Staples	9.1
Materials	4.2
Telecommunication Services	1.3
Cash & Cash Equivalents	0.9

MIST-3

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.64%	$1,000.00	$1,064.70	$3.32
	Hypothetical*	0.64%	$1,000.00	$1,021.92	$3.25

Class B(a)	Actual	0.89%	$1,000.00	$1,063.40	$4.62
	Hypothetical*	0.89%	$1,000.00	$1,020.66	$4.52

Class E(a)	Actual	0.79%	$1,000.00	$1,065.10	$4.10
	Hypothetical*	0.79%	$1,000.00	$1,021.17	$4.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—98.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Raytheon Co.	77,400	$4,455,144

Airlines—2.2%
Delta Air Lines, Inc. (a)	893,550	10,606,438
United Continental Holdings, Inc. (a) (b)	528,786	12,363,017

		22,969,455

Auto Components—0.8%
TRW Automotive Holdings Corp. (a)	161,300	8,647,293

Beverages—1.9%
Coca-Cola Co. (The)	568,300	20,600,875

Capital Markets—2.9%
Goldman Sachs Group, Inc. (The)	216,583	27,627,328
State Street Corp.	68,048	3,198,936

		30,826,264

Commercial Banks—2.7%
SunTrust Banks, Inc.	116,214	3,294,667
U.S. Bancorp.	807,375	25,787,557

		29,082,224

Commercial Services & Supplies—0.6%
Tyco International, Ltd.	222,475	6,507,394

Computers & Peripherals—6.0%
Apple, Inc.	78,550	41,869,507
EMC Corp. (a)	583,900	14,772,670
Western Digital Corp.	155,025	6,587,012

		63,229,189

Construction & Engineering—1.8%
Fluor Corp. (b)	129,125	7,584,803
KBR, Inc.	387,100	11,582,032

		19,166,835

Consumer Finance—1.1%
Discover Financial Services	307,125	11,839,669

Containers & Packaging—2.0%
Packaging Corp. of America	302,024	11,618,863
Rock-Tenn Co. - Class A	136,498	9,542,575

		21,161,438

Diversified Financial Services—6.7%
Citigroup, Inc.	793,450	31,388,882
JPMorgan Chase & Co.	831,954	36,581,018
NASDAQ OMX Group, Inc. (The)	117,525	2,939,300

		70,909,200

Diversified Telecommunication Services—1.3%
Verizon Communications, Inc.	323,350	13,991,355

Electronic Equipment, Instruments & Components—0.6%
Avnet, Inc. (a)	210,000	$6,428,100

Energy Equipment & Services—0.6%
Oceaneering International, Inc.	108,350	5,828,147

Food & Staples Retailing—4.4%
CVS Caremark Corp.	470,875	22,766,806
Wal-Mart Stores, Inc.	353,825	24,141,480

		46,908,286

Food Products—0.8%
ConAgra Foods, Inc.	274,550	8,099,225

Health Care Providers & Services—2.5%
McKesson Corp.	121,850	11,814,576
UnitedHealth Group, Inc.	265,375	14,393,940

		26,208,516

Industrial Conglomerates—3.1%
3M Co.	284,125	26,381,006
General Electric Co.	290,850	6,104,942

		32,485,948

Insurance—3.8%
American International Group, Inc. (a)	371,525	13,114,833
Chubb Corp. (The)	167,450	12,612,334
Travelers Cos., Inc. (The)	200,175	14,376,568

		40,103,735

Internet Software & Services—3.6%
Google, Inc. - Class A (a)	54,150	38,412,385

IT Services—5.6%
Alliance Data Systems Corp. (a) (b)	81,975	11,866,701
International Business Machines Corp.	55,525	10,635,814
MasterCard, Inc. - Class A	52,150	25,620,252
Teradata Corp. (a)	185,100	11,455,839

		59,578,606

Life Sciences Tools & Services—1.2%
Agilent Technologies, Inc.	319,600	13,084,424

Machinery—1.2%
Ingersoll-Rand plc	270,900	12,992,364

Media—7.4%
Comcast Corp. - Class A	780,600	29,178,828
News Corp. - Class A	992,200	25,340,788
Time Warner Cable, Inc.	245,470	23,857,229

		78,376,845

Metals & Mining—0.6%
Alcoa, Inc. (b)	775,950	6,735,246

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—0.6%
Nordstrom, Inc.	113,550	$6,074,925

Oil, Gas & Consumable Fuels—11.0%
Chevron Corp.	232,725	25,166,881
Exxon Mobil Corp.	452,800	39,189,840
Marathon Oil Corp.	394,675	12,100,736
Marathon Petroleum Corp.	294,800	18,572,400
Suncor Energy, Inc.	671,035	22,130,734

		117,160,591

Paper & Forest Products—1.5%
International Paper Co.	408,300	16,266,672

Pharmaceuticals—8.7%
Abbott Laboratories	248,450	16,273,475
Eli Lilly & Co.	176,025	8,681,553
Forest Laboratories, Inc. (a)	325,675	11,502,841
Johnson & Johnson	51,550	3,613,655
Merck & Co., Inc.	507,025	20,757,603
Pfizer, Inc.	1,246,325	31,257,831

		92,086,958

Semiconductors & Semiconductor Equipment—1.6%
KLA-Tencor Corp.	356,050	17,004,948

Software—6.0%
Activision Blizzard, Inc.	990,000	10,513,800
CA, Inc.	346,475	7,615,520
Microsoft Corp.	921,100	24,621,003
Oracle Corp.	638,300	21,268,156

		64,018,479

Textiles, Apparel & Luxury Goods—1.3%
NIKE, Inc. - Class B	269,600	13,911,360

Tobacco—1.9%
Philip Morris International, Inc.	241,975	20,238,789

Total Common Stocks (Cost $923,325,362)		1,045,390,884

Short-Term Investments—2.7%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—1.8%
State Street Navigator Securities Lending Prime Portfolio (c)	19,070,708	$19,070,708

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $9,554,005 on 01/02/13, collateralized by $9,750,000 Federal Home Loan Mortgage Corp. at 0.420% due 06/19/15 with a value of $9,750,000.	9,554,000	9,554,000

Total Short-Term Investments (Cost $28,624,708)		28,624,708

Total Investments—101.1% (Cost $951,950,070) (d)		1,074,015,592
Other assets and liabilities (net)—(1.1)%		(11,534,747)

Net Assets—100.0%		$1,062,480,845

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $18,788,924 and the collateral received consisted of cash in the amount of $19,070,708. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $961,949,557. The aggregate unrealized appreciation and depreciation of investments were $120,546,565 and $(8,480,530), respectively, resulting in net unrealized appreciation of $112,066,035 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,045,390,884	$—	$—	$1,045,390,884
Short-Term Investments
Mutual Fund	19,070,708	—	—	19,070,708
Repurchase Agreement	—	9,554,000	—	9,554,000
Total Short-Term Investments	19,070,708	9,554,000	—	28,624,708
Total Investments	$1,064,461,592	$9,554,000	$—	$1,074,015,592

Collateral for securities loaned (Liability)	$—	$(19,070,708)	$—	$(19,070,708)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,074,015,592
Cash		700
Receivable for investments sold		14,255,800
Receivable for fund shares sold		116,928
Dividends receivable		969,932
Other assets		2,481

Total Assets		1,089,361,433

Liabilities
Payables for:
Investments purchased	$6,404,767
Fund shares redeemed	498,438
Collateral for securities loaned	19,070,708
Accrued Expenses:
Management fees	518,351
Distribution and service fees— Class B	22,715
Distribution and service fees— Class E	10,338
Administration fees	5,505
Custodian and accounting fees	17,730
Deferred trustees’ fees	35,625
Other expenses	296,411

Total Liabilities		26,880,588

Net Assets		$1,062,480,845

Net assets represented by
Paid in surplus		$1,234,743,775
Accumulated net realized loss		(310,543,872)
Unrealized appreciation on investments		122,065,522
Undistributed net investment income		16,215,420

Net Assets		$1,062,480,845

Net Assets
Class A		$873,005,429
Class B		108,055,145
Class E		81,420,271
Capital Shares Outstanding*
Class A		89,876,573
Class B		11,298,326
Class E		8,440,663
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$9.71
Class B		9.56
Class E		9.65

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $951,950,070.
(b)	Includes securities loaned at value of $18,788,924.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$22,333,434
Interest		702
Securities lending income		1,325,779

Total investment income		23,659,915
Expenses
Management fees	$6,439,069
Administration fees	30,770
Custodian and accounting fees	92,398
Distribution and service fees—Class B	270,837
Distribution and service fees—Class E	139,725
Audit and tax services	36,123
Legal	28,320
Trustees’ fees and expenses	28,816
Shareholder reporting	355,504
Insurance	1,466
Miscellaneous	3,918

Total expenses	7,426,946
Less management fee waiver	(147,799)

Net expenses	7,279,147

Net Investment Income		16,380,768

Net Realized and Unrealized Gain
Net realized gain on:
Investments		59,301,635
Foreign currency transactions		870

Net realized gain		59,302,505

Net change in unrealized appreciation on investments		63,057,165

Net realized and unrealized gain		122,359,670

Net Increase in Net Assets From Operations		$138,740,438

(a)	Net of foreign withholding taxes of $40,233.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$16,380,768	$13,053,383
Net realized gain	59,302,505	89,746,779
Net change in unrealized appreciation (depreciation)	63,057,165	(96,765,362)

Net increase in net assets resulting from operations	138,740,438	6,034,800

Distributions to Shareholders
From net investment income
Class A	(10,774,634)	(10,408,699)
Class B	(1,093,979)	(835,668)
Class E	(1,034,454)	(1,028,712)

Net decrease in net assets resulting from distributions	(12,903,067)	(12,273,079)

Net decrease in net assets from capital share transactions	(110,433,024)	(70,601,073)

Net Increase (Decrease) in Net Assets	15,404,347	(76,839,352)

Net Assets
Net assets at beginning of period	1,047,076,498	1,123,915,850

Net assets at end of period	$1,062,480,845	$1,047,076,498

Undistributed net investment income at end of period	$16,215,420	$13,036,453

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	941,518	$8,935,823	1,257,970	$10,929,454
Reinvestments	1,136,565	10,774,634	1,085,370	10,408,699
Redemptions	(10,874,836)	(102,527,905)	(11,584,575)	(103,419,700)

Net decrease	(8,796,753)	$(82,817,448)	(9,241,235)	$(82,081,547)

Class B
Sales	2,006,347	$18,478,640	4,637,743	$41,046,965
Reinvestments	117,003	1,093,979	88,337	835,668
Redemptions	(2,440,113)	(22,663,663)	(2,345,942)	(20,499,457)

Net increase (decrease)	(316,763)	$(3,091,044)	2,380,138	$21,383,176

Class E
Sales	982,583	$9,165,065	1,947,185	$17,452,087
Reinvestments	109,698	1,034,454	107,945	1,028,712
Redemptions	(3,693,526)	(34,724,051)	(3,185,184)	(28,383,501)

Net decrease	(2,601,245)	$(24,524,532)	(1,130,054)	$(9,902,702)

Decrease derived from capital shares transactions		$(110,433,024)		$(70,601,073)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.65	$8.70	$7.82	$6.67	$11.14

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.11	0.10	0.09	0.11
Net realized and unrealized gain (loss) on investments	1.03	(0.06)	0.89	1.17	(4.10)

Total from investment operations	1.17	0.05	0.99	1.26	(3.99)

Less Distributions
Distributions from net investment income	(0.11)	(0.10)	(0.11)	(0.11)	(0.06)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.42)

Total distributions	(0.11)	(0.10)	(0.11)	(0.11)	(0.48)

Net Asset Value, End of Period	$9.71	$8.65	$8.70	$7.82	$6.67

Total Return (%) (b)	13.59	0.46	12.64	19.34	(37.17)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.64	0.64	0.64	0.65	0.62
Ratio of net expenses to average net assets (%) (c)	0.63	0.63	0.64	0.65	0.62
Ratio of net investment income to average net assets (%)	1.54	1.20	1.21	1.39	1.20
Portfolio turnover rate (%)	103	98	133	130	103
Net assets, end of period (in millions)	$873.0	$853.3	$939.4	$923.5	$1,041.2

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.52	$8.58	$7.72	$6.58	$11.01

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.09	0.08	0.07	0.08
Net realized and unrealized gain (loss) on investments	1.01	(0.07)	0.87	1.16	(4.04)

Total from investment operations	1.13	0.02	0.95	1.23	(3.96)

Less Distributions
Distributions from net investment income	(0.09)	(0.08)	(0.09)	(0.09)	(0.05)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.42)

Total distributions	(0.09)	(0.08)	(0.09)	(0.09)	(0.47)

Net Asset Value, End of Period	$9.56	$8.52	$8.58	$7.72	$6.58

Total Return (%) (b)	13.32	0.18	12.36	19.10	(37.36)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.89	0.89	0.89	0.90	0.87
Ratio of net expenses to average net assets (%) (c)	0.88	0.88	0.89	0.90	0.87
Ratio of net investment income to average net assets (%)	1.29	0.99	0.98	1.11	0.96
Portfolio turnover rate (%)	103	98	133	130	103
Net assets, end of period (in millions)	$108.1	$99.0	$79.3	$56.6	$33.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.59	$8.65	$7.77	$6.62	$11.07

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.09	0.08	0.08	0.09
Net realized and unrealized gain (loss) on investments	1.03	(0.06)	0.89	1.16	(4.07)

Total from investment operations	1.16	0.03	0.97	1.24	(3.98)

Less Distributions
Distributions from net investment income	(0.10)	(0.09)	(0.09)	(0.09)	(0.05)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.42)

Total distributions	(0.10)	(0.09)	(0.09)	(0.09)	(0.47)

Net Asset Value, End of Period	$9.65	$8.59	$8.65	$7.77	$6.62

Total Return (%) (b)	13.51	0.21	12.58	19.20	(37.30)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	0.79	0.79	0.80	0.77
Ratio of net expenses to average net assets (%) (c)	0.78	0.78	0.79	0.80	0.77
Ratio of net investment income to average net assets (%)	1.39	1.04	1.06	1.23	1.04
Portfolio turnover rate (%)	103	98	133	130	103
Net assets, end of period (in millions)	$81.4	$94.8	$105.2	$101.8	$96.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Large Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due

MIST-13

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

to foreign currency transactions and return of capital adjustment. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with BlackRock Advisors, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$6,439,069	0.625%	First $250 Million
	0.600%	$250 Million to $500 Million
	0.575%	$500 Million to $1 Billion
	0.550%	$1 Billion to $2 Billion
	0.500%	Over $2 Billion

MIST-14

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $2 billion

An identical agreement was in place for the period May 24, 2011 through April 29, 2012. Amounts waived, if applicable, for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$1,116,835,168	$—	$1,238,646,480

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of

MIST-15

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$12,903,067	$12,273,079	$—	$—	$12,903,067	$12,273,079

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$16,251,046	$—	$112,066,035	$(300,544,384)	$(172,227,303)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total
$93,426,777	$207,117,607	$300,544,384

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-16

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Core Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-19

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the BlackRock Large Cap Core Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-20

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-21

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the BlackRock Large Cap Core Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year period ended June 30, 2012, and underperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the one-, three- and five-year periods ended October 31, 2012. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of recent market conditions on the Sub-Adviser’s investment style. The Board also noted the change in the Portfolio’s portfolio managers effective August 1, 2012. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the BlackRock Large Cap Core Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this

MIST-22

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the BlackRock Large Cap Core Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-23

Met Investors Series Trust

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-24

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-25

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned 26.30%, 25.99%, and 26.13%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned 28.65% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Global economic growth prospects were about the same as a year ago, which is sluggish and below the long-term average, but still moderately positive. Central banks globally maintained extremely accommodative monetary policy during the year with policy rates at or near zero for many of the major global economic players, including the U.S., United Kingdom (“U.K.”) and eurozone. This has helped to sustain liquidity in global financial markets which to some extent flowed into real asset markets including property. The U.S. Federal Reserve Bank has been particularly aggressive, tying monetary policy late in the year to specific unemployment and inflation targets which bolstered the “QE3” announcement just months prior. In September, the European Central Bank announced a commitment to buy unlimited quantities of sovereign debt, up to three years in maturity, of member countries in exchange for accepting conditions related to implementing economic reforms. The unprecedented nature of central banks using significant balance sheet capacity to nurse economic growth has been perceived by investors to reduce the “tail risk” of economic recession or dislocation within the capital markets. This has supported stable to rising equity markets.

Global real estate shares generated a positive total return over the past twelve months. Markets have benefited from stability in the equity markets, a sense of diminished “tail risk” in global macro-economic conditions, improving property fundamentals, and accommodative capital markets, which have led to an increasingly active transactions market for property companies. During the period, Asia-Pacific property stocks posted the best performance, up 45.5%, while Europe and the Americas delivered total returns of 30.7% and 18.1%, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

While absolute performance was decidedly positive, the Portfolio’s relative performance for the year trailed the index. The majority of the shortfall was the result of stock selection. U.S. stock picking was a significant detractor in 2012, mostly due to the underperformance of our overweight to the Apartment sector as well as the underperformance of specific Apartment stocks owned in the Portfolio. Despite delivering some of the strongest earnings growth of U.S. property companies and generally exceeding expectations, the Apartment sector lagged. The Apartment sector battled negative “headwinds” due to an increase in apartment unit starts and a recovery in single-family housing which the market apparently assumed would impede demand for rental housing. We believed negative sentiment towards the Apartment sector to be overdone and were somewhat vindicated by the end of the year when Apartment stocks began to outperform in the face of overwhelming evidence that apartment fundamentals remain strong despite a nascent recovery in the U.S. housing market.

The balance of the relative underperformance was due to poor positioning in Asian real estate operating companies (“REOCs”). The Portfolio did not own enough REOCs in Singapore and Japan, which had very strong returns from the very beginning of 2012. Additionally, stock selection in Hong Kong Developers contributed to relative underperformance during the year. The most significant drag came from Sun Hung Kai (Hong Kong), a real estate company with world class assets in Hong Kong and China, which was one of the largest positions when it was unexpectedly beset by management issues during the second quarter. The modest cash position was also a drag on relative performance, given the market’s strong returns.

There were some bright spots in the portfolio as stock selection and asset allocation decisions in Europe added value in 2012, highlighted by outperforming positions in the West End London Office submarket and German Residential sector. Notable performers during the period included Office company Great Portland Estates (United Kingdom) and Apartment company GSW Immobilien AG (Germany).

Geographically, the Portfolio remained underweight the eurozone and more favorably inclined to the Americas and Asia-Pacific region at period end. By property type, in the U.S. the Portfolio was overweight in the Mall, Apartment, Hotel and Industrial sectors and remained underweight the Suburban Office, Healthcare, Storage and Net Lease sectors. In Europe, the Portfolio had a bias towards the dominant Western European Retail companies other than the U.K., and a preference for Office companies in London that focused on the supply-constrained West End submarket. In the Asia-Pacific region, the Portfolio generally favored the Office, Retail and Industrial sectors. The Portfolio remained overweight in the Australian REITs as well as Japanese property companies with significant exposure to the

MIST-1

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities LLC

Portfolio Manager Commentary*—(Continued)

Tokyo office market. The Portfolio remained cautious on the Residential sector in Hong Kong and Singapore as a result of increasingly effective governmental cooling measures.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

Portfolio Managers

CBRE Clarion Securities LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Clarion Global Real Estate Portfolio

CLARION GLOBAL REAL ESTATE PORTFOLIO MANAGED BY

CBRE CLARION SECURITIES LLC VS. FTSE EPRA/NAREIT DEVELOPED INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[3]
Clarion Global Real Estate Portfolio
Class A	26.30	1.90	7.70
Class B	25.99	1.65	7.44
Class E	26.13	1.75	7.55
FTSE EPRA /NAREIT Developed Index[1]	28.65	1.07	9.51

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A, B and E shares is 5/1/2004. Index returns are based on an inception date of 5/1/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Simon Property Group, Inc. (REIT)	4.6
Mitsubishi Estate Co., Ltd.	4.3
Mitsui Fudosan Co., Ltd.	3.9
Westfield Group (REIT)	3.1
Boston Properties, Inc. (REIT)	2.8
Sun Hung Kai Properties, Ltd.	2.4
AvalonBay Communities, Inc. (REIT)	2.4
Unibail-Rodamco SE (REIT)	2.4
Host Hotels & Resorts, Inc. (REIT)	2.3
ProLogis, Inc. (REIT)	2.2

Top Countries

% of Market Value of Total Investments
United States	44.9
Hong Kong	11.9
Japan	11.9
Australia	10.0
United Kingdom	5.8
Singapore	4.9
France	4.5
Canada	3.0
Sweden	0.8
Germany	0.8

MIST-3

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.66%	$1,000.00	$1,110.00	$3.50
	Hypothetical*	0.66%	$1,000.00	$1,021.82	$3.35

Class B	Actual	0.91%	$1,000.00	$1,109.50	$4.83
	Hypothetical*	0.91%	$1,000.00	$1,020.56	$4.62

Class E	Actual	0.81%	$1,000.00	$1,110.10	$4.30
	Hypothetical*	0.81%	$1,000.00	$1,021.06	$4.12

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Australia—10.0%
Centro Retail Australia (REIT) (a)	6,428,500	$15,220,102
Dexus Property Group (REIT) (a)	19,309,312	20,473,797
Goodman Group (REIT) (a)	3,629,622	16,512,542
GPT Group (REIT)	2,226,320	8,602,842
Investa Office Fund (REIT)	2,629,500	8,196,927
Mirvac Group (REIT)	8,775,397	13,674,989
Westfield Group (REIT)	4,645,450	51,259,656
Westfield Retail Trust (REIT) (a)	9,369,015	29,487,022

		163,427,877

Brazil—0.2%
Sonae Sierra Brasil S.A.	216,000	3,416,929

Canada—2.9%
Boardwalk Real Estate Investment Trust (REIT)	145,900	9,465,092
Calloway Real Estate Investment Trust (REIT)	301,300	8,769,111
Canadian Real Estate Investment Trust (REIT)	74,800	3,260,609
Primaris Retail Real Estate Investment Trust (REIT)	197,200	5,332,945
RioCan Real Estate Investment Trust (REIT)	758,600	21,018,414

		47,846,171

China—0.3%
Country Garden Holdings Co., Ltd. (a) (b)	7,693,268	4,117,002

France—4.5%
Fonciere Des Regions (REIT)	105,189	8,815,800
ICADE (REIT)	76,630	6,874,453
Klepierre (REIT)	355,450	14,326,738
Mercialys S.A.	24,500	556,899
Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT)	42,900	4,711,819
Unibail-Rodamco SE (REIT) (a)	157,662	38,596,678

		73,882,387

Germany—0.8%
Deutsche Wohnen AG	223,960	4,135,874
GSW Immobilien AG	209,197	8,842,355

		12,978,229

Hong Kong—11.8%
Cheung Kong Holdings, Ltd.	633,800	9,810,506
China Overseas Land & Investment, Ltd. (a)	2,990,200	9,057,811
Hang Lung Properties, Ltd.	2,115,677	8,482,819
Hongkong Land Holdings, Ltd. (a)	2,386,445	16,783,421
Kerry Properties, Ltd. (a)	2,210,600	11,531,860
Link REIT (The) (REIT)	5,624,000	28,164,405
New World Development Co., Ltd.	8,004,400	12,582,953
Sino Land Co., Ltd.	9,770,062	17,592,681
Sun Hung Kai Properties, Ltd. (a)	2,566,700	38,873,006
Swire Properties, Ltd.	3,440,000	11,568,398
Wharf Holdings, Ltd.	3,739,080	29,609,292

		194,057,152

Japan—11.8%
Japan Real Estate Investment Corp. (REIT)	1,758	$17,243,827
Japan Retail Fund Investment Corp. (REIT)	5,802	10,642,487
Kenedix Realty Investment Corp. (REIT) (a)	1,186	4,123,261
Mitsubishi Estate Co., Ltd.	2,961,956	70,809,435
Mitsui Fudosan Co., Ltd.	2,602,174	63,573,929
Nippon Accommodations Fund, Inc. (REIT)	422	2,923,889
Sumitomo Realty & Development Co., Ltd.	349,000	11,596,328
Tokyo Tatemono Co., Ltd. (a)	1,695,000	8,704,152
United Urban Investment Corp. (REIT)	3,472	3,978,086

		193,595,394

Netherlands—0.3%
Eurocommercial Properties N.V. (REIT)	122,357	4,882,385

Singapore—4.8%
CapitaCommercial Trust (REIT) (a)	14,025,000	19,387,222
CapitaLand, Ltd. (a)	7,169,611	21,994,932
CapitaMall Trust (REIT) (a)	9,043,823	15,846,839
Global Logistic Properties, Ltd. (a)	7,686,500	17,674,035
Keppel Land, Ltd. (a)	1,366,700	4,568,280

		79,471,308

Sweden—0.8%
Castellum AB	583,810	8,300,024
Hufvudstaden A.B. - A Shares (a)	407,891	5,173,350

		13,473,374

Switzerland—0.7%
PSP Swiss Property AG (b)	121,532	11,533,849

United Kingdom—5.8%
British Land Co. plc (REIT)	1,150,397	10,694,985
Derwent London plc (REIT)	430,740	14,809,262
Great Portland Estates plc (REIT)	1,793,758	14,330,806
Hammerson plc (REIT)	2,694,061	21,706,418
Land Securities Group plc (REIT)	2,068,236	27,962,150
Safestore Holdings plc	2,113,000	3,719,972
Segro plc (REIT)	371,200	1,522,058

		94,745,651

United States—44.2%
American Tower Corp. (REIT)	211,700	16,358,059
AvalonBay Communities, Inc. (REIT) (a)	286,348	38,825,925
Boston Properties, Inc. (REIT)	429,500	45,445,395
BRE Properties, Inc. (REIT) (a)	316,246	16,074,784
DDR Corp. (REIT) (a)	1,243,200	19,468,512
Douglas Emmett, Inc. (REIT) (a)	565,700	13,180,810
Equity Residential (REIT)	515,300	29,202,051
Essex Property Trust, Inc. (REIT) (a)	56,500	8,285,725
Federal Realty Investment Trust (REIT)	140,934	14,659,955
General Growth Properties, Inc. (REIT)	1,489,132	29,559,270
HCP, Inc. (REIT)	616,300	27,844,434
Health Care REIT, Inc. (REIT)	474,100	29,057,589
Highwoods Properties, Inc. (REIT) (a)	240,978	8,060,714
Host Hotels & Resorts, Inc. (REIT) (a)	2,362,571	37,021,488

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Kilroy Realty Corp. (REIT) (a)	418,200	$19,810,134
Kimco Realty Corp. (REIT) (a)	1,231,400	23,790,648
Liberty Property Trust (REIT)	538,800	19,272,876
Macerich Co. (The) (REIT)	586,088	34,168,930
Pebblebrook Hotel Trust (REIT) (a)	295,900	6,835,290
Peoples Choice Financial Corp. (REIT) (144A) (b) (c) (d)	60,000	0
Post Properties, Inc. (REIT)	354,100	17,687,295
ProLogis, Inc. (REIT)	997,168	36,386,660
Public Storage (REIT)	201,000	29,136,960
Simon Property Group, Inc. (REIT)	478,173	75,594,370
SL Green Realty Corp. (REIT)	379,160	29,062,614
Tanger Factory Outlet Centers, Inc. (REIT) (a)	390,330	13,349,286
Taubman Centers, Inc. (REIT)	278,813	21,948,159
UDR, Inc. (REIT)	1,094,275	26,021,860
Ventas, Inc. (REIT)	435,979	28,216,561
Vornado Realty Trust (REIT)	146,369	11,721,230

		726,047,584

Total Common Stocks (Cost $1,305,722,559)		1,623,475,292

Short-Term Investments—7.7%

Mutual Fund—7.4%
State Street Navigator Securities Lending Prime Portfolio (e)	121,421,835	121,421,835

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $4,908,003 on 01/02/13, collateralized by $4,475,000 Federal National Mortgage Association at 4.375% due 10/15/15 with a value of $5,006,406.	4,908,000	4,908,000

Total Short-Term Investments (Cost $126,329,835)		126,329,835

Total Investments—106.6% (Cost $1,432,052,394) (f)		1,749,805,127
Other assets and liabilities (net)—(6.6)%		(108,920,352)

Net Assets—100.0%		$1,640,884,775

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $117,354,010 and the collateral received consisted of cash in the amount of $121,421,835. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2012, these securities represent less than 0.05% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,536,413,404. The aggregate unrealized appreciation and depreciation of investments were $216,875,199 and $(3,483,476), respectively, resulting in net unrealized appreciation of $213,391,723 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $0, which is 0.0% of net assets.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Peoples Choice Financial Corp.	04/28/06	60,000	$330,000	$0

Ten Largest Industries as of December 31, 2012 (Unaudited)	% of Net Assets
Retail REIT’s	30.4
Diversified Real Estate Activities	16.9
Office REIT’s	11.8
Specialized REIT’s	10.6
Residential REIT’s	9.0
Diversified REIT’s	8.5
Real Estate Operating Companies	5.6
Industrial REIT’s	3.3
Real Estate Development	2.8
Thrifts & Mortgage Finance	0.0	(a)

(a)	Rounds to less than 0.005%.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$163,427,877	$—	$163,427,877
Brazil	—	3,416,929	—	3,416,929
Canada	47,846,171	—	—	47,846,171
China	—	4,117,002	—	4,117,002
France	—	73,882,387	—	73,882,387
Germany	—	12,978,229	—	12,978,229
Hong Kong	—	194,057,152	—	194,057,152
Japan	—	193,595,394	—	193,595,394
Netherlands	—	4,882,385	—	4,882,385
Singapore	—	79,471,308	—	79,471,308
Sweden	—	13,473,374	—	13,473,374
Switzerland	—	11,533,849	—	11,533,849
United Kingdom	—	94,745,651	—	94,745,651
United States	726,047,584	—	0	726,047,584
Total Common Stocks	773,893,755	849,581,537	0	1,623,475,292
Short-Term Investments
Mutual Fund	121,421,835	—	—	121,421,835
Repurchase Agreement	—	4,908,000	—	4,908,000
Total Short-Term Investments	121,421,835	4,908,000	—	126,329,835
Total Investments	$895,315,590	$854,489,537	$0	$1,749,805,127

Collateral for securities loaned (Liability)	$—	$(121,421,835)	$—	$(121,421,835)

Transfers from Level 1 to Level 2 in the amount of $2,779,252 were due to a decline in market availability.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2011	Change in Unrealized Appreciation/ (Depreciation)	Balance as of December 31, 2012	Change in Unrealized Appreciation/(Depreciation) from investments still held at December 31, 2012
United States
People Choice Financial Corp	$0	$—	$0	$—

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,749,805,127
Cash denominated in foreign currencies (c)		423,559
Cash		407
Receivable for investments sold		14,412,852
Receivable for fund shares sold		204,046
Dividends receivable		5,260,748
Other assets		3,138

Total Assets		1,770,109,877

Liabilities
Payables for:
Investments purchased	$4,725,972
Fund shares redeemed	1,825,505
Collateral for securities loaned	121,421,835
Accrued Expenses:
Management fees	826,838
Distribution and service fees— Class B	107,987
Distribution and service fees— Class E	5,222
Administration fees	7,866
Custodian and accounting fees	69,179
Deferred trustees’ fees	35,625
Other expenses	199,073

Total Liabilities		129,225,102

Net Assets		$1,640,884,775

Net assets represented by
Paid in surplus		$1,764,984,059
Accumulated net realized loss		(476,191,093)
Unrealized appreciation on investments and foreign currency transactions		317,730,375
Undistributed net investment income		34,361,434

Net Assets		$1,640,884,775

Net Assets
Class A		$1,080,650,163
Class B		518,692,542
Class E		41,542,070
Capital Shares Outstanding*
Class A		93,945,284
Class B		45,295,183
Class E		3,615,986
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$11.50
Class B		11.45
Class E		11.49

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,432,052,394.
(b)	Includes securities loaned at value of $117,354,010.
(c)	Identified cost of cash denominated in foreign currencies was $423,563.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$48,402,987
Interest		2,091
Securities lending income		1,450,994

Total investment income		49,856,072
Expenses
Management fees	$9,449,987
Administration fees	43,584
Custodian and accounting fees	485,420
Distribution and service fees—Class B	1,220,871
Distribution and service fees—Class E	58,299
Audit and tax services	47,452
Legal	28,321
Trustees’ fees and expenses	28,816
Shareholder reporting	238,758
Insurance	3,477
Miscellaneous	9,248

Total expenses	11,614,233
Less broker commission recapture	(156,269)

Net expenses	11,457,964

Net Investment Income		38,398,108

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		97,421,133
Foreign currency transactions		(191,777)

Net realized gain		97,229,356

Net change in unrealized appreciation (depreciation) on:
Investments		225,275,996
Foreign currency transactions		(37,559)

Net change in unrealized appreciation		225,238,437

Net realized and unrealized gain		322,467,793

Net Increase in Net Assets From Operations		$360,865,901

(a)	Net of foreign withholding taxes of $2,290,716.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$38,398,108	$32,805,606
Net realized gain	97,229,356	50,220,369
Net change in unrealized appreciation (depreciation)	225,238,437	(170,461,608)

Net increase (decrease) in net assets resulting from operations	360,865,901	(87,435,633)

Distributions to Shareholders
From net investment income
Class A	(24,066,761)	(35,178,897)
Class B	(10,023,626)	(18,116,954)
Class E	(824,628)	(1,572,967)

Net decrease in net assets resulting from distributions	(34,915,015)	(54,868,818)

Net increase (decrease) in net assets from capital share transactions	(103,030,921)	197,511,452

Net Increase in Net Assets	222,919,965	55,207,001

Net Assets
Net assets at beginning of period	1,417,964,810	1,362,757,809

Net assets at end of period	$1,640,884,775	$1,417,964,810

Undistributed net investment income at end of period	$34,361,434	$2,928,047

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	5,757,957	$59,957,042	21,268,239	$217,664,125
Reinvestments	2,371,110	24,066,761	3,412,114	35,178,897
Redemptions	(14,963,083)	(158,311,844)	(7,897,554)	(78,693,005)

Net increase (decrease)	(6,834,016)	$(74,288,041)	16,782,799	$174,150,017

Class B
Sales	3,835,940	$39,996,260	6,926,418	$69,053,269
Reinvestments	989,500	10,023,626	1,762,350	18,116,954
Redemptions	(7,351,738)	(76,826,226)	(6,110,102)	(60,919,402)

Net increase (decrease)	(2,526,298)	$(26,806,340)	2,578,666	$26,250,821

Class E
Sales	319,143	$3,368,531	267,897	$2,643,229
Reinvestments	81,244	824,628	152,715	1,572,967
Redemptions	(581,959)	(6,129,699)	(718,041)	(7,105,582)

Net decrease	(181,572)	$(1,936,540)	(297,429)	$(2,889,386)

Increase (decrease) derived from capital shares transactions		$(103,030,921)		$197,511,452

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.32	$10.23	$9.58	$7.40	$14.08

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.23	0.27	0.24	0.32
Net realized and unrealized gain (loss) on investments	2.15	(0.73)	1.20	2.21	(5.53)

Total from investment operations	2.42	(0.50)	1.47	2.45	(5.21)

Less Distributions
Distributions from net investment income	(0.24)	(0.41)	(0.82)	(0.27)	(0.25)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.22)

Total distributions	(0.24)	(0.41)	(0.82)	(0.27)	(1.47)

Net Asset Value, End of Period	$11.50	$9.32	$10.23	$9.58	$7.40

Total Return (%) (b)	26.30	(5.28)	16.28	35.12	(41.56)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	0.67	0.69	0.73	0.69
Ratio of net expenses to average net assets (%) (c)	0.66	0.67	0.69	0.73	0.67
Ratio of net investment income to average net assets (%)	2.54	2.35	2.86	3.16	2.91
Portfolio turnover rate (%)	43	31	55	66	146
Net assets, end of period (in millions)	$1,080.7	$939.0	$859.6	$727.0	$534.1

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.28	$10.20	$9.55	$7.37	$14.01

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.21	0.24	0.22	0.29
Net realized and unrealized gain (loss) on investments	2.14	(0.74)	1.21	2.21	(5.50)

Total from investment operations	2.38	(0.53)	1.45	2.43	(5.21)

Less Distributions
Distributions from net investment income	(0.21)	(0.39)	(0.80)	(0.25)	(0.21)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.22)

Total distributions	(0.21)	(0.39)	(0.80)	(0.25)	(1.43)

Net Asset Value, End of Period	$11.45	$9.28	$10.20	$9.55	$7.37

Total Return (%) (b)	25.99	(5.59)	16.10	34.74	(41.67)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.91	0.92	0.94	0.98	0.93
Ratio of net expenses to average net assets (%) (c)	0.91	0.92	0.94	0.98	0.92
Ratio of net investment income to average net assets (%)	2.29	2.09	2.60	2.90	2.57
Portfolio turnover rate (%)	43	31	55	66	146
Net assets, end of period (in millions)	$518.7	$443.6	$461.3	$388.6	$279.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.31	$10.22	$9.57	$7.38	$14.04

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.22	0.25	0.23	0.29
Net realized and unrealized gain (loss) on investments	2.15	(0.74)	1.21	2.22	(5.51)

Total from investment operations	2.40	(0.52)	1.46	2.45	(5.22)

Less Distributions
Distributions from net investment income	(0.22)	(0.39)	(0.81)	(0.26)	(0.22)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.22)

Total distributions	(0.22)	(0.39)	(0.81)	(0.26)	(1.44)

Net Asset Value, End of Period	$11.49	$9.31	$10.22	$9.57	$7.38

Total Return (%) (b)	26.13	(5.41)	16.14	34.96	(41.68)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.81	0.82	0.84	0.88	0.83
Ratio of net expenses to average net assets (%) (c)	0.81	0.82	0.84	0.88	0.81
Ratio of net investment income to average net assets (%)	2.38	2.17	2.68	3.02	2.62
Portfolio turnover rate (%)	43	31	55	66	146
Net assets, end of period (in millions)	$41.5	$35.3	$41.9	$40.1	$34.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), Real Estate Investment Trusts (REITs), and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

MIST-14

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with CBRE Clarion Securities LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$9,449,987	0.700%	First $200 Million
	0.650%	$200 Million to $750 Million
	0.550%	Over $750 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$654,358,487	$—	$735,826,028

MIST-15

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$34,915,015	$54,868,818	$—	$—	$34,915,015	$54,868,818

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$119,363,274	$—	$213,388,542	$(456,815,477)	$(124,063,661)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total
$137,785,589	$231,334,681	$87,695,207	$456,815,477

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or

MIST-16

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-17

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Clarion Global Real Estate Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Clarion Global Real Estate Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clarion Global Real Estate Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-20

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Clarion Global Real Estate Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-21

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-22

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Clarion Global Real Estate Portfolio’s performance, the Board considered that the Portfolio outperformed the median of one Performance Universe for the one-, three- and five-year periods ended June 30, 2012. The Board considered that the Portfolio underperformed the median of its other Performance Universe for the one-, three- and five- year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one- and three-year periods ended October 31, 2012, and outperformed its benchmark for the five-year period ended October 31, 2012. The Board also took into account management’s discussion of the Portfolio’s performance, and noted that the Portfolio’s previous sub-adviser was replaced on April 28, 2008. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Clarion Global Real Estate Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size and the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the

MIST-23

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Clarion Global Real Estate Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-24

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-25

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-26

Met Investors Series Trust

Dreman Small Cap Value Portfolio

Managed by Dreman Value Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the Dreman Small Cap Value Portfolio returned 15.66% and 15.36%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 18.05% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Strong market rallies and sharp declines provided the backdrop for small cap investors in 2012. Volatility was high due to the uncertainty surrounding economic growth, the Presidential election, the fiscal cliff, and austerity measures in Europe. The markets successfully climbed these “Walls of Worry” and posted another year of solid returns. The year started off on solid footing as the Russell 2000 Index (“R2000”) gained 14.5% to its initial peak on March 26th before retreating 12.6% to the year low on June 4th. A sharp reversal from this level led the R2000 higher by 17.8% to its peak for the year on September 14th before again falling 10.8% through November 15th. The R2000 ended the year with one more rally, gaining 10.7% through the end of the year and closed just 18 basis points off its high for 2012. Through all of the ups and downs, the R2000 rose 16.3% in 2012, slightly underperforming its larger peers, the Russell Mid Cap® Index, up 17.3%, and the Russell 1000® Index, up 16.4%.

From a style perspective, value outperformed growth in 2012 with the Russell 2000 Value Index posting a gain of 18.0% versus a 14.6% return for the Russell 2000® Growth Index. The mid cap and large cap value indices outperformed in similar fashion versus their growth counterparts in 2012.

PORTFOLIO REVIEW / PERIOD END POSITIONING

In 2012, the Portfolio lagged the benchmark. At the sector level, the Portfolio underperformed in Financials, Information Technology, and Energy. Consumer Discretionary, Industrials, and Utilities were the Portfolio’s strongest sectors.

The Financials sector was the Portfolio’s worst performer as both the underweight allocation and stock selection hurt performance. In the Real Estate Investment Trust (“REIT”) industry, our large underweight negatively impacted returns, which was partially offset by stock selection. A majority of our underweight in this space is related to Residential and Mortgage REITs. This area in particular has benefitted from a continued steep yield curve, low interest rates, and readily available financing. The Portfolio currently has no exposure within this subsection of the REIT space given rich valuations and due to the implications a rising rate environment will have on the portfolios of the Mortgage REITs. CommonWealth REIT, a diversified industrial and office REIT, fell 4.5% for the year after a string of weak occupancy reports that eventually led to a dividend cut. We eventually sold the name during the fourth quarter. Offsetting some of this weakness were our mall REITs. Pennsylvania REIT, up 76.5%, and CBL & Associates Properties, up 41.2%, continued to benefit from improved occupancy rates and stronger traffic trends at its malls. At year’s end we remained underweight the REITs industry, as investors’ thirst for yield has driven valuations across the space to unattractive levels.

Stock selection in the Banks industry proved difficult for the Portfolio in 2012. While several of the banks we own generated positive returns for the year, they failed to keep up with the benchmark index as smaller cap banks with less liquidity rallied.

Offsetting some of the weakness in Financials were the Portfolio’s Capital Market stocks. Asset managers Waddell & Reed Financial and Federated Investors posted returns of 48.5% and 39.7%, respectively, as asset appreciation led to stronger than expected earnings. The Portfolio’s Insurance stocks were also strong performers as a low catastrophic event year in 2012 led to minimal losses on claims. Allied World Assurance was up 27.7% and Aspen Insurance climbed 23.8% for the year. Overall, we remained underweight the Financials sector.

Energy was the worst performing sector in the Russell 2000 Value Index. It also proved to be a difficult sector for the Portfolio. James River Coal was down 56% for the year as depressed natural gas prices weighed on coal shipments and contract pricing. Given the challenges facing the company we sold the stock during the second quarter to avoid further losses. This proved to be the right decision with the stock drifting lower throughout the remainder of the year. WTI Offshore and Berry Petroleum were also weak performers, falling 19.3% and 13.1%, respectively. Flat energy prices and concerns over a slowing economy weighed upon both stocks. The one bright spot within the Energy sector was Tesoro which was up 73.5% on widening crack spreads (the difference between the price of crude and petroleum products) and the announcement of an accretive acquisition in the Southern California region. The refiner’s strong performance forced us to sell the position as it breached our $5 billion market capitalization threshold.

The Consumer Discretionary sector was the Portfolio’s best performer for the year, posting an average return of 29.2%. It was also home to three of our top performing stocks, Cooper Tire & Rubber, Jarden Corp., and Hanesbrands Inc. Cooper Tire & Rubber, a tire and auto parts manufacturer, was up 85.2% for the year as lower raw material costs pushed margins and earnings higher. Jarden Corp., a diversified consumer products manufacturer, jumped 73.3% as the company exceeded earnings expectations due to margin expansion and strength throughout its various product lines. The company also announced a large share buyback plan earlier in the year. Hanesbrands, a manufacturer of clothes and apparel, moved up 63.9% on margin improvement and strong cash flow generation. As of period end we continued to hold all three stocks in the Portfolio. During the course of the year we trimmed some of the Portfolio’s winners and consequently went from a small overweight of the sector at the beginning of the year to a slight underweight at the end of 2012.

MIST-1

Met Investors Series Trust

Dreman Small Cap Value Portfolio

Managed by Dreman Value Management, LLC

Portfolio Manager Commentary*—(Continued)

The Industrials sector contributed to the Portfolio’s performance as both stock selection and allocation were positive. GEO Group, a private prison operator, was up 67.9% for the year as the company discussed converting its prison facilities into a REIT structure. We initiated selling the stock at the end of the third quarter as the stock became expensive after its strong performance. EnerSys, a provider of stored energy solutions for industrial applications, was up 44.9% for the year as margins expanded off of lower lead prices coupled with replacement demand due to the Sandy super storm that hit the Northeast U.S. Offsetting some of this strength was Curtiss-Wright Corp., an Aerospace and Defense Company, down 6.1% as it lowered its earnings guidance due to restructuring costs. We continued to hold the stock in the Portfolio as it trades at an attractive valuation.

We ended 2012 with a bias towards a slowly improving economy. At year end the Portfolio was overweight in Industrials, Materials, and Health Care. The Portfolio was underweight Financials, Energy, and Consumer Staples.

Mark J. Roach

E. Clifton Hoover, Jr.

Mario Tufano

David Dreman

Portfolio Managers

Dreman Value Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower

MIST-2

Met Investors Series Trust

Dreman Small Cap Value Portfolio

DREMAN SMALL CAP VALUE PORTFOLIO MANAGED BY

DREMAN VALUE MANAGEMENT, LLC VS. RUSSELL 2000 VALUE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[3]
Dreman Small Cap Value Portfolio
Class A	15.66	3.71	6.97
Class B	15.36	—	3.86
Russell 2000 Value Index[1]	18.05	3.55	5.65

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividend and capital gains distributions.

3 Inception of Class A shares is 5/2/2005. Inception of Class B shares is 4/28/2008. Index returns are based on an inception date of 5/2/2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	1.5
Aspen Insurance Holdings, Ltd.	1.4
Hanesbrands, Inc.	1.3
Waddell & Reed Financial, Inc. - Class A	1.3
Cooper Tire & Rubber Co.	1.3
Washington Federal, Inc.	1.3
Foster Wheeler AG	1.3
Associated Banc-Corp.	1.3
Alliant Techsystems, Inc.	1.3
Omega Healthcare Investors, Inc.	1.2

Top Sectors

% of Market Value of Total Investments
Financials	32.7
Industrials	18.2
Information Technology	11.2
Consumer Discretionary	10.6
Materials	8.6
Health Care	5.8
Cash & Cash Equivalents	5.0
Energy	4.0
Utilities	3.9

MIST-3

Met Investors Series Trust

Dreman Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Dreman Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.83%	$1,000.00	$1,081.10	$4.34
	Hypothetical*	0.83%	$1,000.00	$1,020.96	$4.22

Class B(a)	Actual	1.08%	$1,000.00	$1,080.10	$5.65
	Hypothetical*	1.08%	$1,000.00	$1,019.71	$5.48

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Dreman Small Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—94.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.4%
Alliant Techsystems, Inc.	81,750	$5,065,230
Curtiss-Wright Corp.	131,509	4,317,441
Esterline Technologies Corp. (a)	69,687	4,432,790

		13,815,461

Auto Components—2.5%
American Axle & Manufacturing Holdings, Inc. (a)	408,171	4,571,515
Cooper Tire & Rubber Co.	208,569	5,289,310

		9,860,825

Capital Markets—1.8%
Federated Investors, Inc. - Class B (b)	97,778	1,978,049
Waddell & Reed Financial, Inc. - Class A (b)	153,705	5,352,008

		7,330,057

Chemicals—3.5%
A Schulman, Inc.	46,270	1,338,591
Cabot Corp.	107,896	4,293,182
Huntsman Corp.	206,220	3,278,898
Koppers Holdings, Inc.	28,531	1,088,458
Olin Corp. (b)	196,900	4,251,071

		14,250,200

Commercial Banks—14.5%
Associated Banc-Corp.	395,850	5,193,552
BancorpSouth, Inc.	247,155	3,593,634
Bank of Hawaii Corp. (b)	90,648	3,993,044
Chemical Financial Corp. (b)	50,236	1,193,607
City National Corp. (b)	35,835	1,774,549
East West Bancorp, Inc.	150,380	3,231,666
First Horizon National Corp. (b)	407,980	4,043,082
First Midwest Bancorp, Inc.	117,690	1,473,479
First Niagara Financial Group, Inc.	442,676	3,510,421
FirstMerit Corp.	270,598	3,839,786
Fulton Financial Corp.	481,490	4,627,119
Glacier Bancorp, Inc. (b)	64,852	953,973
Hancock Holding Co.	132,145	4,194,282
Independent Bank Corp./MA (b)	29,440	852,288
International Bancshares Corp.	53,789	970,891
Lakeland Financial Corp.	32,115	829,852
NBT Bancorp, Inc. (b)	45,023	912,616
Prosperity Bancshares, Inc. (b)	68,007	2,856,294
TCF Financial Corp. (b)	225,225	2,736,484
Umpqua Holdings Corp. (b)	48,615	573,171
Webster Financial Corp.	98,828	2,030,915
WesBanco, Inc. (b)	50,230	1,116,111
Wintrust Financial Corp. (b)	103,444	3,796,395

		58,297,211

Commercial Services & Supplies—1.9%
ABM Industries, Inc.	104,370	2,082,181
Brink’s Co. (The)	167,015	4,764,938
McGrath RentCorp	23,104	670,478

		7,517,597

Communications Equipment—3.0%
Arris Group, Inc. (a)	264,801	$3,956,127
Brocade Communications Systems, Inc. (a)	769,408	4,100,945
Plantronics, Inc.	111,460	4,109,530

		12,166,602

Computers & Peripherals—1.1%
NCR Corp. (a)	167,597	4,270,372

Construction & Engineering—2.5%
EMCOR Group, Inc.	69,265	2,397,261
Foster Wheeler AG (a)	215,028	5,229,481
Tutor Perini Corp. (a)	181,157	2,481,851

		10,108,593

Diversified Consumer Services—0.7%
Hillenbrand, Inc.	70,819	1,601,218
Matthews International Corp. - Class A (b)	35,495	1,139,389

		2,740,607

Diversified Financial Services—0.4%
Interactive Brokers Group, Inc. - Class A	129,644	1,773,530

Electric Utilities—3.1%
IDACORP, Inc.	94,965	4,116,733
N.V. Energy, Inc.	197,072	3,574,886
Portland General Electric Co.	168,348	4,606,001

		12,297,620

Electrical Equipment—2.7%
Brady Corp. - Class A	71,371	2,383,791
EnerSys (a)	109,850	4,133,656
General Cable Corp. (a)	137,523	4,182,074

		10,699,521

Electronic Equipment, Instruments & Components—2.2%
Celestica, Inc. (a)	134,090	1,092,834
Ingram Micro, Inc. - Class A (a)	237,579	4,019,837
Itron, Inc. (a)	44,359	1,976,193
TTM Technologies, Inc. (a)	96,192	884,966
Vishay Intertechnology, Inc. (a) (b)	98,836	1,050,627

		9,024,457

Energy Equipment & Services—1.9%
Atwood Oceanics, Inc. (a)	92,348	4,228,615
Superior Energy Services, Inc. (a)	169,112	3,504,001

		7,732,616

Health Care Equipment & Supplies—1.7%
Hill-Rom Holdings, Inc.	103,128	2,939,148
Teleflex, Inc.	56,080	3,999,065

		6,938,213

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Dreman Small Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—2.0%
LifePoint Hospitals, Inc. (a)	104,835	$3,957,521
Owens & Minor, Inc. (b)	138,022	3,935,007

		7,892,528

Hotels, Restaurants & Leisure—2.0%
Brinker International, Inc.	120,530	3,735,225
CEC Entertainment, Inc.	35,861	1,190,226
International Speedway Corp. - Class A (b)	116,630	3,221,321

		8,146,772

Household Durables—1.2%
Helen of Troy, Ltd. (a)	81,748	2,729,566
Jarden Corp. (a)	36,868	1,906,075
NACCO Industries, Inc. - Class A	5,542	336,344

		4,971,985

Industrial Conglomerates—1.1%
Carlisle Cos., Inc.	73,156	4,298,647

Insurance—7.3%
Allied World Assurance Co. Holdings AG	49,737	3,919,275
Aspen Insurance Holdings, Ltd.	173,510	5,566,201
Endurance Specialty Holdings, Ltd.	79,229	3,144,599
Hanover Insurance Group, Inc. (The)	107,385	4,160,095
Montpelier Re Holdings, Ltd.	114,770	2,623,642
Platinum Underwriters Holdings, Ltd.	84,235	3,874,810
Protective Life Corp. (b)	158,460	4,528,787
Symetra Financial Corp.	136,270	1,768,785

		29,586,194

IT Services—1.5%
DST Systems, Inc.	80,245	4,862,847
Euronet Worldwide, Inc. (a)	52,737	1,244,593

		6,107,440

Life Sciences Tools & Services—2.2%
Charles River Laboratories International, Inc. (a)	127,475	4,776,488
PerkinElmer, Inc.	123,690	3,925,921

		8,702,409

Machinery—4.6%
Barnes Group, Inc.	89,372	2,007,295
Briggs & Stratton Corp. (b)	159,780	3,368,162
Crane Co.	101,069	4,677,473
Hyster-Yale Materials Handling, Inc. (b)	10,944	534,067
ITT Corp.	200,665	4,707,601
SPX Corp.	45,550	3,195,333

		18,489,931

Media—1.6%
John Wiley & Sons, Inc. - Class A	49,239	1,916,874
Meredith Corp. (b)	133,925	4,613,716

		6,530,590

Metals & Mining—5.1%
AMCOL International Corp. (b)	51,410	$1,577,259
AuRico Gold, Inc. (a)	490,189	4,009,746
Coeur d’Alene Mines Corp. (a)	162,900	4,007,340
Pan American Silver Corp.	197,275	3,694,961
Steel Dynamics, Inc.	261,418	3,589,269
Worthington Industries, Inc.	139,812	3,633,714

		20,512,289

Multi-Utilities—0.8%
TECO Energy, Inc. (b)	203,135	3,404,543

Oil, Gas & Consumable Fuels—2.1%
Berry Petroleum Co. - Class A (b)	73,357	2,461,128
Energen Corp.	82,869	3,736,563
W&T Offshore, Inc. (b)	127,811	2,048,810

		8,246,501

Real Estate Investment Trusts—6.0%
Brandywine Realty Trust	375,400	4,576,126
CBL & Associates Properties, Inc.	198,520	4,210,609
Duke Realty Corp.	216,492	3,002,744
Hospitality Properties Trust	176,492	4,133,443
Omega Healthcare Investors, Inc.	206,910	4,934,803
Pennsylvania Real Estate Investment Trust	188,765	3,329,815

		24,187,540

Road & Rail—1.2%
Ryder System, Inc.	95,870	4,786,789

Semiconductors & Semiconductor Equipment—2.5%
Amkor Technology, Inc. (a) (b)	172,366	732,555
Kulicke & Soffa Industries, Inc. (a)	90,997	1,091,054
Microsemi Corp. (a)	225,150	4,737,156
PMC - Sierra, Inc. (a) (b)	672,785	3,505,210

		10,065,975

Software—1.0%
Mentor Graphics Corp. (a)	133,600	2,273,872
Websense, Inc. (a)	103,923	1,563,002

		3,836,874

Specialty Retail—0.5%
Ascena Retail Group, Inc. (a)	108,450	2,005,240

Textiles, Apparel & Luxury Goods—2.1%
Hanesbrands, Inc. (a)	149,715	5,362,791
Jones Group, Inc. (The) (b)	294,661	3,258,951

		8,621,742

Thrifts & Mortgage Finance—1.3%
Washington Federal, Inc.	310,820	5,243,533

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Dreman Small Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—1.0%
Aircastle, Ltd.	320,904	$4,024,136

Total Common Stocks (Cost $334,541,949)		378,485,140

Investment Company Security—1.5%
iShares Russell 2000 Index Fund (b) (Cost $5,712,429)	70,233	5,919,940

Short-Term Investments—20.0%

Mutual Fund—15.0%
State Street Navigator Securities Lending Prime Portfolio (c)	60,586,725	60,586,725

Repurchase Agreement—5.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $20,146,011 on 01/02/13, collateralized by $20,550,000 U.S. Treasury Note at 0.250% due 07/15/15 with a value of $20,550,000.	20,146,000	20,146,000

Total Short-Term Investments (Cost $80,732,725)		80,732,725

Total Investments—115.5% (Cost $420,987,103) (d)		465,137,805
Other assets and liabilities (net)—(15.5)%		(62,386,261)

Net Assets—100.0%		$402,751,544

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $60,177,328 and the collateral received consisted of cash in the amount of $60,586,725. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $423,634,666. The aggregate unrealized appreciation and depreciation of investments were $48,845,569 and $(7,342,430), respectively, resulting in net unrealized appreciation of $41,503,139 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Dreman Small Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$378,485,140	$—	$—	$378,485,140
Total Investment Company Security	5,919,940	—	—	5,919,940
Short-Term Investments
Mutual Fund	60,586,725	—	—	60,586,725
Repurchase Agreement	—	20,146,000	—	20,146,000
Total Short-Term Investments	60,586,725	20,146,000	—	80,732,725
Total Investments	$444,991,805	$20,146,000	$—	$465,137,805

Collateral for securities loaned (Liability)	$—	$(60,586,725)	$—	$(60,586,725)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Dreman Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$465,137,805
Cash		479
Receivable for fund shares sold		170,476
Dividends receivable		162,199
Other assets		715

Total Assets		465,471,674

Liabilities
Payables for:
Investments purchased	$1,479,445
Fund shares redeemed	277,273
Collateral for securities loaned	60,586,725
Accrued Expenses:
Management fees	262,266
Distribution and service fees—Class B	5,283
Administration fees	2,254
Custodian and accounting fees	7,444
Deferred trustees’ fees	35,625
Other expenses	63,815

Total Liabilities		62,720,130

Net Assets		$402,751,544

Net assets represented by
Paid in surplus		$361,433,612
Accumulated net realized loss		(7,667,765)
Unrealized appreciation on investments		44,150,702
Undistributed net investment income		4,834,995

Net Assets		$402,751,544

Net Assets
Class A		$377,311,228
Class B		25,440,316
Capital Shares Outstanding*
Class A		25,033,862
Class B		1,699,346
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$15.07
Class B		14.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $420,987,103.
(b)	Includes securities loaned at value of $60,177,328.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends		$7,872,767
Interest		1,105
Securities lending income		599,129

Total investment income		8,473,001
Expenses
Management fees	$2,906,760
Administration fees	11,211
Custodian and accounting fees	43,304
Distribution and service fees—Class B	59,379
Audit and tax services	36,122
Legal	28,320
Trustees’ fees and expenses	28,816
Shareholder reporting	45,375
Insurance	585
Miscellaneous	9,383

Total expenses	3,169,255
Less management fee waiver	(63)

Net expenses	3,169,192

Net Investment Income		5,303,809

Net Realized and Unrealized Gain
Net realized gain on investments		8,305,379

Net change in unrealized appreciation on investments		39,248,938

Net realized and unrealized gain		47,554,317

Net Increase in Net Assets From Operations		$52,858,126

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Dreman Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$5,303,809	$3,128,627
Net realized gain	8,305,379	13,106,688
Net change in unrealized appreciation (depreciation)	39,248,938	(47,752,934)

Net increase (decrease) in net assets resulting from operations	52,858,126	(31,517,619)

Distributions to Shareholders
From net investment income
Class A	(2,879,129)	(4,296,842)
Class B	(149,683)	(281,690)

Net decrease in net assets resulting from distributions	(3,028,812)	(4,578,532)

Net increase in net assets from capital share transactions	28,365,767	85,869,530

Net Increase in Net Assets	78,195,081	49,773,379

Net Assets
Net assets at beginning of period	324,556,463	274,783,084

Net assets at end of period	$402,751,544	$324,556,463

Undistributed net investment income at end of period	$4,834,995	$3,449,106

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	3,657,297	$52,046,512	17,710,273	$265,127,755
Reinvestments	202,328	2,879,129	278,654	4,296,842
Redemptions	(1,864,981)	(26,939,734)	(12,354,706)	(191,503,374)

Net increase	1,994,644	$27,985,907	5,634,221	$77,921,223

Class B
Sales	272,559	$3,849,589	734,353	$10,246,335
Reinvestments	10,571	149,683	18,351	281,690
Redemptions	(253,456)	(3,619,412)	(184,685)	(2,579,718)

Net increase	29,674	$379,860	568,019	$7,948,307

Increase derived from capital shares transactions		$28,365,767		$85,869,530

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Dreman Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.14	$14.85	$12.52	$9.80	$13.57

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.15	0.18	0.11	0.14
Net realized and unrealized gain (loss) on investments	1.84	(1.62)	2.26	2.70	(3.44)

Total from investment operations	2.05	(1.47)	2.44	2.81	(3.30)

Less Distributions
Distributions from net investment income	(0.12)	(0.24)	(0.11)	(0.09)	(0.10)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.37)

Total distributions	(0.12)	(0.24)	(0.11)	(0.09)	(0.47)

Net Asset Value, End of Period	$15.07	$13.14	$14.85	$12.52	$9.80

Total Return (%) (b)	15.66	(10.12)	19.53	29.09	(25.22)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.84	0.85	0.87	0.89	0.86
Ratio of net expenses to average net assets (%) (c)	0.84	0.85	0.87	0.89	0.86
Ratio of net investment income to average net assets (%)	1.44	1.08	1.39	1.07	1.17
Portfolio turnover rate (%)	38	47	41	60	74
Net assets, end of period (in millions)	$377.3	$302.8	$258.5	$209.4	$174.5

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008(d)
Net Asset Value, Beginning of Period	$13.06	$14.78	$12.48	$9.79	$13.02

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.12	0.16	0.09	0.11
Net realized and unrealized gain (loss) on investments	1.83	(1.62)	2.24	2.69	(3.34)

Total from investment operations	2.00	(1.50)	2.40	2.78	(3.23)

Less Distributions
Distributions from net investment income	(0.09)	(0.22)	(0.10)	(0.09)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.09)	(0.22)	(0.10)	(0.09)	0.00

Net Asset Value, End of Period	$14.97	$13.06	$14.78	$12.48	$9.79

Total Return (%) (b)	15.36	(10.36)	19.25	28.77	(24.81	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.09	1.10	1.12	1.14	1.16	(f)
Ratio of net expenses to average net assets (%) (c)	1.09	1.10	1.12	1.14	1.16	(f)
Ratio of net investment income to average net assets (%)	1.18	0.85	1.21	0.79	1.50	(f)
Portfolio turnover rate (%)	38	47	41	60	74
Net assets, end of period (in millions)	$25.4	$21.8	$16.3	$7.3	$0.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(d)	Commencement of operations was 4/28/2008.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Dreman Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

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Met Investors Series Trust

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due

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Met Investors Series Trust

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

to passive foreign investment companies (PFICs), and Real Estate Investment Trusts (REITs). These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Dreman Value Management, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$2,906,760	0.800%	First $100 Million
	0.775%	$100 Million to $500 Million
	0.750%	$500 Million to $1 Billion
	0.725%	Over $1 Billion

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Met Investors Series Trust

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	$400 Million to $500 Million
0.025%	$500 Million to $1 Billion
0.050%	Over $1.5 Billion

An identical agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived, if applicable, for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$156,197,146	$—	$138,149,197

The Portfolio engaged in security transactions with other accounts managed by Dreman Value Management, LLC that amounted to $6,958 in purchases of investments which are included above.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are

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Met Investors Series Trust

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$3,028,812	$4,578,532	$—	$—	$3,028,812	$4,578,532

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$5,061,655	$—	$41,503,139	$(5,211,213)	$41,353,581

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $5,211,213.

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

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Met Investors Series Trust

Dreman Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Dreman Small Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dreman Small Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreman Small Cap Value Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

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Met Investors Series Trust

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Dreman Small Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-20

Met Investors Series Trust

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the

MIST-21

Met Investors Series Trust

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Dreman Small Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2012, and outperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one- and three-year periods ended October 31, 2012, and outperformed its benchmark for the five-year period ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Dreman Small Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median, and below the Expense Universe median and Sub-advised Expense Universe median, and that total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had reduced the Portfolio’s sub-advisory fee schedule through the implementation of additional breakpoints effective January 1, 2011 and that the Adviser began waiving an additional portion of its advisory fee in order for shareholders to benefit from the additional breakpoints being implemented at the sub-advisory fee level. The Board also noted that the Adviser had recently negotiated an additional reduction to the Portfolio’s sub-advisory fee schedule, and that effective January 1, 2013, the Adviser would begin waiving an additional portion of its advisory fee in order for shareholders to benefit from the reduced sub-advisory fee. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy

MIST-22

Met Investors Series Trust

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Dreman Small Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-23

Met Investors Series Trust

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-24

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-25

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*

PERFORMANCE REVIEW

For the one year period ended December 31, 2012, the Class A and B shares of the Goldman Sachs Mid Cap Value Portfolio returned 18.46% and 18.12%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 18.51% over the same period.

MARKET ENVIRONMENT / CONDITIONS

During the first quarter, United States (“U.S.”) equities extended their rally in March on increasing conviction that the economy was recovering. The S&P 500 Index (“Index”) ended the quarter up 12.6%, its strongest first quarter since 1998. U.S. equities rose on evidence that the labor market and manufacturing were improving. The Index then declined 2.8% in the second quarter, driven by weak economic data and headlines from Europe during much of the period. U.S. first quarter Gross Domestic Product (“GDP”) growth was revised down to 1.9% from 2.2%, while employment reports in the quarter suggested slowing in the labor market. Housing was a bright spot as sales increased and home prices are showing signs of stabilization. U.S. equities gained steadily through the third quarter, as the Index returned 6.4%. The Federal Reserve Board (“Fed”) announced another round of quantitative easing with no expiration date but with the explicit goal of reducing unemployment. The Fed also extended its policy of near zero interest rates until at least mid-2015. The Index ended the fourth quarter down 0.38% but gained 16.0% in 2012 to mark the fourth straight year of gains. During 2012, U.S. equities generally reflected optimism as the Dow Jones Industrial Average closed above 13,000 for the first time since May 2008 and the NASDAQ reached a new 11-year high. Among the biggest themes of the year was the strong commitment to low interest rates and easy monetary policy from central banks in the U.S., Europe and Japan, which drove market-leading returns in financial stocks for the full year. In December, the Fed further updated its low interest policy to include the condition that the unemployment rate must decline to 6.5% or lower before it would tighten again. Despite encouraging signs of momentum in the housing market and stabilization in the labor market later in the year, U.S. equities made only modest gains after President Obama’s re-election in November as the “fiscal cliff” proved a cliffhanger. The Energy sector significantly lagged during the year as oil prices remained relatively stable, balancing continued unrest in several oil-producing regions with potential supply increases from U.S. shale production and a modest outlook for global growth.

After a strong 2012, we continue to see opportunities as we enter 2013 and remain constructive on U.S. equities. We recognize that fiscal policy may lead to a drag on economic growth and the recent steps taken by the Fed to provide additional monetary accommodation may not fully offset the impact. The political climate in the U.S. and the lack of clarity around the outcome of fiscal negotiations has contributed to an elevated feeling of uncertainty for both businesses and individuals. However, corporate balance sheets remain strong, which we believe provides companies the ability to generate shareholder value, even in a slower growth environment. U.S. equities remain inexpensive relative to both fixed income and history and continued strength in the U.S. housing recovery should provide support to the economy and boost confidence among consumers. Additional potential catalysts could be investors reallocating to equities, multiple expansion, correlations trending down and increased merger and acquisition activity.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the twelve months ended December 31, 2012, stock selection detracted from performance in the Industrials and Technology sectors, while stock selection was strongest in the Financials and Telecom sectors.

Within Industrials, Spirit AeroSystems Holdings Inc. was the top detractor from returns for the year. Shares of Spirit AeroSystems Holdings, the largest independent supplier of aero structures to Boeing, came under pressure after the company announced in late October that it would pay $590 million in total charges for the third quarter, citing higher-than expected costs in the Boeing 787 and other programs. Despite this latest development, we maintain conviction in the company given its strong position in the commercial aerospace origination market, continued high levels of demand for its planes and long term positive trends within the industry. At the stock level for 2012, Key Energy Services was the top detractor from returns. In April, Key Energy Services reported first quarter earnings that missed profit expectations due to slower growth in U.S. natural gas drilling and increased costs associated with gas/oil dislocation. Despite a pullback in the stock price from the company’s earnings announcement, we felt the challenges Key Energy Services faced could be temporary due to the transitional costs of moving from a focus on natural gas to oil. However, in mid-June, the company again disappointed by lowering its second quarter and full-year forecasts citing softer-than-expected revenue and decelerating growth in the liquid shale markets. Given our reduced conviction in the company, we subsequently sold out of the position.

Within Financials, Everest Re Group Bermuda was the top contributor to returns. Its shares gained steadily throughout the year, notably during the second quarter after the company saw positive first quarter earnings due to lower incurred losses from a year-earlier period. In addition, as a result of fewer natural disasters, the insurance sector in general saw improved performance, especially early in the year. We are positive on our holding in Everest Re group, as we think the company has potential to repurchase a significant amount of shares outstanding given the meaningful excess capital on its balance sheet. In addition, we do not believe margins will compress, and we think the company has the opportunity to expand its margins in primary insurance. For the year, Scripps Networks a cable television network which operates channels such as HGTV, the Food Network and the Travel Channel, was the top overall contributor to Portfolio returns. Its shares steadily gained through 2012, as higher-than-expected affiliate fee and advertising growth drove earnings and revenues that exceeded analysts’ predictions. True to our sell discipline, we exited the position toward the end of the fourth quarter.

MIST-1

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*—(Continued)

We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies in control of their own destiny, such as innovators in their industry or companies with financial flexibility that have been investing in their own businesses and are poised to gain market share. As we look ahead into 2013, we maintain our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remain focused on the long-term outperformance of the Portfolio.

Sean Gallagher

Andrew Braun

Dolores Bamford

Portfolio Managers

Goldman Sachs Asset Management, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

GOLDMAN SACHS MID CAP VALUE PORTFOLIO MANAGED BY

GOLDMAN SACHS ASSET MANAGEMENT, L.P. VS. RUSSELL MIDCAP VALUE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[3]
Goldman Sachs Mid Cap Value Portfolio
Class A	18.46	3.32	7.86
Class B	18.12	3.07	7.60
Russell Midcap Value Index[1]	18.51	3.79	8.14

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A and Class B shares is 5/1/2004. Index returns are based on an inception date of 5/1/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
M&T Bank Corp.	2.0
Aetna, Inc.	1.8
Lam Research Corp.	1.8
Principal Financial Group, Inc.	1.7
Cameron International Corp.	1.6
SLM Corp.	1.6
Invesco, Ltd.	1.6
Dover Corp.	1.5
Ventas, Inc.	1.5
Stanley Black & Decker, Inc.	1.4

Top Sectors

% of Market Value of Total Investments
Financials	28.6
Information Technology	10.7
Consumer Discretionary	10.6
Utilities	10.1
Industrials	9.6
Energy	8.8
Health Care	7.6
Materials	6.2
Consumer Staples	5.3
Cash & Cash Equivalents	2.5

MIST-3

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Goldman Sachs Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.75%	$1,000.00	$1,101.10	$3.96
	Hypothetical*	0.75%	$1,000.00	$1,021.37	$3.81

Class B	Actual	1.00%	$1,000.00	$1,099.60	$5.28
	Hypothetical*	1.00%	$1,000.00	$1,020.11	$5.08

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—97.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
BE Aerospace, Inc. (a)	107,430	$5,307,042
Rockwell Collins, Inc. (b)	71,709	4,171,312
Spirit AeroSystems Holdings, Inc. - Class A (a)	275,472	4,674,760

		14,153,114

Auto Components—1.2%
Delphi Automotive plc (a)	115,418	4,414,738
TRW Automotive Holdings Corp. (a)	99,860	5,353,495

		9,768,233

Beverages—2.4%
Coca-Cola Enterprises, Inc.	240,063	7,617,199
Constellation Brands, Inc. - Class A (a)	170,694	6,040,861
Monster Beverage Corp. (a)	116,030	6,135,666

		19,793,726

Biotechnology—0.6%
Vertex Pharmaceuticals, Inc. (a)	106,847	4,481,163

Building Products—2.0%
Fortune Brands Home & Security, Inc. (a)	281,974	8,239,280
Lennox International, Inc.	156,057	8,196,114

		16,435,394

Capital Markets—3.2%
Ameriprise Financial, Inc.	154,877	9,699,947
Invesco, Ltd.	488,279	12,739,199
Lazard, Ltd. - Class A	115,373	3,442,730

		25,881,876

Chemicals—1.9%
Albemarle Corp.	97,588	6,062,167
Celanese Corp. - Series A	174,322	7,762,559
Cytec Industries, Inc.	23,044	1,586,118

		15,410,844

Commercial Banks—4.0%
CIT Group, Inc. (a)	226,525	8,752,926
First Republic Bank	165,063	5,410,765
M&T Bank Corp.	165,373	16,284,279
SunTrust Banks, Inc.	91,527	2,594,791

		33,042,761

Commercial Services & Supplies—0.5%
Waste Connections, Inc.	129,372	4,371,480

Communications Equipment —1.8%
Juniper Networks, Inc. (a)	540,309	10,627,878
Polycom, Inc. (a)	414,811	4,338,923

		14,966,801

Computers & Peripherals—0.7%
NetApp, Inc. (a)	167,336	5,614,123

Construction Materials—0.6%
Martin Marietta Materials, Inc. (b)	55,603	$5,242,251

Consumer Finance—1.6%
SLM Corp.	754,248	12,920,268

Containers & Packaging—1.6%
Crown Holdings, Inc. (a)	47,260	1,739,640
Packaging Corp. of America	44,827	1,724,495
Sealed Air Corp. (b)	557,602	9,763,611

		13,227,746

Diversified Financial Services—1.3%
NASDAQ OMX Group, Inc. (The)	408,134	10,207,431

Electric Utilities—6.2%
Edison International	183,848	8,308,091
Great Plains Energy, Inc.	101,081	2,052,955
N.V. Energy, Inc.	312,615	5,670,836
Northeast Utilities	229,505	8,969,056
Pinnacle West Capital Corp.	116,234	5,925,609
PPL Corp.	341,424	9,774,969
Xcel Energy, Inc.	367,767	9,823,057

		50,524,573

Electrical Equipment—0.8%
Rockwell Automation, Inc.	79,856	6,707,105

Electronic Equipment, Instruments & Components—0.5%
Amphenol Corp. - Class A	68,414	4,426,386

Energy Equipment & Services—1.6%
Cameron International Corp. (a)	234,932	13,264,261

Food Products—1.5%
Ingredion, Inc.	30,132	1,941,405
J.M. Smucker Co. (The)	123,962	10,690,483

		12,631,888

Gas Utilities—0.4%
Questar Corp.	178,530	3,527,753

Health Care Equipment & Supplies—2.3%
Boston Scientific Corp. (a)	1,621,290	9,289,992
Hologic, Inc. (a)	467,665	9,367,330

		18,657,322

Health Care Providers & Services—2.6%
Aetna, Inc.	326,326	15,108,894
AmerisourceBergen Corp.	144,139	6,223,922

		21,332,816

Hotels, Restaurants & Leisure—2.7%
Chipotle Mexican Grill, Inc. (a)	26,472	7,874,361
MGM Resorts International (a)	735,385	8,559,881
Starwood Hotels & Resorts Worldwide, Inc.	91,757	5,263,182

		21,697,424

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—1.0%
DR Horton, Inc. (b)	221,369	$4,378,679
Toll Brothers, Inc. (a) (b)	122,168	3,949,691

		8,328,370

Household Products—0.8%
Church & Dwight Co., Inc.	120,779	6,470,131

Independent Power Producers & Energy Traders—0.8%
Calpine Corp. (a)	369,428	6,697,730

Industrial Conglomerates—0.1%
Carlisle Cos., Inc.	5,749	337,811

Insurance—7.8%
Everest Re Group, Ltd.	97,849	10,758,498
Hartford Financial Services Group, Inc.	275,480	6,181,771
PartnerRe, Ltd.	85,708	6,898,637
Principal Financial Group, Inc.	484,368	13,814,175
W.R. Berkley Corp. (b)	258,979	9,773,867
Willis Group Holdings plc	187,998	6,303,573
XL Group plc	407,297	10,206,863

		63,937,384

Internet & Catalog Retail—1.3%
Liberty Interactive Corp. - Class A (a)	525,303	10,337,963

IT Services—1.1%
Fidelity National Information Services, Inc.	214,643	7,471,723
Paychex, Inc. (b)	60,117	1,872,043

		9,343,766

Life Sciences Tools & Services—0.8%
Life Technologies Corp. (a)	131,383	6,448,278

Machinery—4.4%
Dover Corp.	187,625	12,328,839
Flowserve Corp.	2,133	313,124
Gardner Denver, Inc.	46,155	3,161,618
Lincoln Electric Holdings, Inc.	74,556	3,629,386
Pentair, Ltd.	119,783	5,887,335
Stanley Black & Decker, Inc.	149,722	11,074,936

		36,395,238

Media—0.2%
Charter Communications, Inc. - Class A (a)	24,157	1,841,730

Metals & Mining—2.1%
Carpenter Technology Corp.	173,099	8,937,101
Reliance Steel & Aluminum Co.	131,711	8,179,253

		17,116,354

Multi-Utilities—2.7%
CMS Energy Corp.	248,829	6,066,451
SCANA Corp. (b)	160,431	7,322,071
Sempra Energy	124,658	8,843,238

		22,231,760

Multiline Retail—1.0%
Macy’s, Inc.	209,991	$8,193,849

Oil, Gas & Consumable Fuels—7.2%
Concho Resources, Inc. (a)	77,643	6,254,920
HollyFrontier Corp.	164,908	7,676,467
Marathon Petroleum Corp.	167,437	10,548,531
Peabody Energy Corp.	156,374	4,161,112
Pioneer Natural Resources Co.	82,786	8,824,160
Range Resources Corp.	130,032	8,169,911
Southwestern Energy Co. (a)	252,350	8,431,013
Tesoro Corp.	110,760	4,878,978

		58,945,092

Pharmaceuticals—1.3%
Mylan, Inc. (a)	400,033	10,992,907

Real Estate Investment Trusts—10.3%
Alexandria Real Estate Equities, Inc.	132,823	9,207,290
AvalonBay Communities, Inc.	75,704	10,264,705
Camden Property Trust	80,958	5,522,145
Douglas Emmett, Inc.	143,805	3,350,656
Host Hotels & Resorts, Inc. (b)	606,697	9,506,942
Kimco Realty Corp. (b)	409,409	7,909,782
Liberty Property Trust	248,445	8,886,878
MFA Financial, Inc.	819,409	6,645,407
Piedmont Office Realty Trust, Inc. - Class A	201,471	3,636,552
Tanger Factory Outlet Centers, Inc.	210,129	7,186,412
Ventas, Inc.	188,001	12,167,425

		84,284,194

Semiconductors & Semiconductor Equipment—4.1%
Altera Corp.	296,962	10,227,371
Lam Research Corp. (a)	398,513	14,398,275
LSI Corp. (a)	489,223	3,463,699
ON Semiconductor Corp. (a)	794,767	5,603,107

		33,692,452

Software—2.4%
Adobe Systems, Inc. (a)	175,161	6,600,066
Check Point Software Technologies, Ltd. (a) (b)	82,451	3,927,966
Parametric Technology Corp. (a)	395,141	8,894,624

		19,422,656

Specialty Retail—2.2%
AutoZone, Inc. (a)	15,855	5,619,487
Limited Brands, Inc.	79,962	3,763,012
PetSmart, Inc.	61,094	4,175,164
Urban Outfitters, Inc. (a)	107,080	4,214,669

		17,772,332

Textiles, Apparel & Luxury Goods—1.1%
PVH Corp.	79,773	8,855,601

Tobacco—0.6%
Lorillard, Inc.	41,522	4,844,372

Total Common Stocks (Cost $707,753,805)		794,776,709

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Investment Company Security—0.5%

Security Description	Shares/ Principal Amount*	Value
iShares Russell Midcap Value Index Fund (b) (Cost $3,887,660)	86,492	$4,345,358

Short-Term Investments—6.2%

Mutual Fund—3.7%
State Street Navigator Securities Lending Prime Portfolio (c)	30,374,153	30,374,153

Repurchase Agreement—2.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $20,528,011 on 01/02/13, collateralized by $20,965,000 U.S. Treasury Note at 0.250% due 10/15/15 with a value of $20,938,794.	20,528,000	20,528,000

Total Short-Term Investments (Cost $50,902,153)		50,902,153

Total Investments—103.7% (Cost $762,543,618) (d)		850,024,220
Other assets and liabilities (net)—(3.7)%		(30,298,719)

Net Assets—100.0%		$819,725,501

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $30,081,351 and the collateral received consisted of cash in the amount of $30,374,153. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $765,239,933. The aggregate unrealized appreciation and depreciation of investments were $97,157,422 and $(12,373,135), respectively, resulting in net unrealized appreciation of $84,784,287 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$794,776,709	$—	$—	$794,776,709
Total Investment Company Security	4,345,358	—	—	4,345,358
Short-Term Investments
Mutual Fund	30,374,153	—	—	30,374,153
Repurchase Agreement	—	20,528,000	—	20,528,000
Total Short-Term Investments	30,374,153	20,528,000	—	50,902,153
Total Investments	$829,496,220	$20,528,000	$—	$850,024,220

Collateral for securities loaned (Liability)	$—	$(30,374,153)	$—	$(30,374,153)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$850,024,220
Cash		2,844
Receivable for investments sold		4,732,536
Receivable for fund shares sold		211,803
Dividends receivable		1,253,320
Other assets		1,499

Total Assets		856,226,222

Liabilities
Payables for:
Investments purchased	$5,277,368
Fund shares redeemed	203,974
Collateral for securities loaned	30,374,153
Accrued Expenses:
Management fees	489,562
Distribution and service fees—Class B	36,873
Administration fees	4,190
Custodian and accounting fees	16,264
Deferred trustees’ fees	35,625
Other expenses	62,712

Total Liabilities		36,500,721

Net Assets		$819,725,501

Net assets represented by
Paid in surplus		$690,249,003
Accumulated net realized gain		31,763,624
Unrealized appreciation on investments		87,480,602
Undistributed net investment income		10,232,272

Net Assets		$819,725,501

Net Assets
Class A		$643,924,621
Class B		175,800,880
Capital Shares Outstanding*
Class A		45,822,327
Class B		12,537,444
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$14.05
Class B		14.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $762,543,618.
(b)	Includes securities loaned at value of $30,081,351.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$16,756,205
Interest		1,385
Securities lending Income		145,778

Total investment income		16,903,368
Expenses
Management fees	$5,518,861
Administration fees	22,136
Custodian and accounting fees	87,179
Distribution and service fees—Class B	428,694
Audit and tax services	36,123
Legal	28,321
Trustees’ fees and expenses	28,816
Shareholder reporting	73,201
Insurance	2,064
Miscellaneous	9,242

Total expenses	6,234,637
Less broker commission recapture	(125,416)

Net expenses	6,109,221

Net Investment Income		10,794,147

Net Realized and Unrealized Gain
Net realized gain on investments		39,878,828

Net change in unrealized appreciation on investments		78,024,278

Net realized and unrealized gain		117,903,106

Net Increase in Net Assets From Operations		$128,697,253

(a)	Net of foreign withholding taxes of $332.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$10,794,147	$6,403,712
Net realized gain	39,878,828	35,699,327
Net change in unrealized appreciation (depreciation)	78,024,278	(88,844,861)

Net increase (decrease) in net assets resulting from operations	128,697,253	(46,741,822)

Distributions to Shareholders
From net investment income
Class A	(4,973,239)	(2,871,585)
Class B	(1,013,625)	(815,126)

Net decrease in net assets resulting from distributions	(5,986,864)	(3,686,711)

Net increase in net assets from capital share transactions	2,942,681	164,146,868

Net Increase in Net Assets	125,653,070	113,718,335

Net Assets
Net assets at beginning of period	694,072,431	580,354,096

Net assets at end of period	$819,725,501	$694,072,431

Undistributed net investment income at end of period	$10,232,272	$5,985,259

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	4,608,500	$60,201,183	18,503,609	$242,091,848
Reinvestments	383,441	4,973,239	213,978	2,871,585
Redemptions	(3,426,497)	(45,783,868)	(8,200,504)	(110,741,192)

Net increase	1,565,444	$19,390,554	10,517,083	$134,222,241

Class B
Sales	961,054	$12,643,676	4,405,179	$56,892,452
Reinvestments	78,152	1,013,625	60,740	815,126
Redemptions	(2,287,923)	(30,105,174)	(2,223,236)	(27,782,951)

Net increase (decrease)	(1,248,717)	$(16,447,873)	2,242,683	$29,924,627

Increase derived from capital shares transactions		$2,942,681		$164,146,868

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.96	$12.82	$10.41	$7.99	$13.57

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.13	0.09	0.14	0.17
Net realized and unrealized gain (loss) on investments	2.01	(0.91)	2.45	2.42	(4.65)

Total from investment operations	2.20	(0.78)	2.54	2.56	(4.48)

Less Distributions
Distributions from net investment income	(0.11)	(0.08)	(0.13)	(0.14)	(0.13)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.97)

Total distributions	(0.11)	(0.08)	(0.13)	(0.14)	(1.10)

Net Asset Value, End of Period	$14.05	$11.96	$12.82	$10.41	$7.99

Total Return (%) (b)	18.46	(6.13)	24.56	32.67	(35.92)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	0.76	0.77	0.77	0.75
Ratio of net expenses to average net assets (%) (c)	0.75	0.76	0.77	0.77	0.75
Ratio of net investment income to average net assets (%)	1.45	1.05	0.85	1.64	1.56
Portfolio turnover rate (%)	81	74	98	116	99
Net assets, end of period (in millions)	$643.9	$529.5	$432.6	$409.4	$278.9

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.94	$12.80	$10.40	$7.97	$13.53

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.10	0.07	0.12	0.14
Net realized and unrealized gain (loss) on investments	2.00	(0.90)	2.44	2.42	(4.64)

Total from investment operations	2.16	(0.80)	2.51	2.54	(4.50)

Less Distributions
Distributions from net investment income	(0.08)	(0.06)	(0.11)	(0.11)	(0.09)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.97)

Total distributions	(0.08)	(0.06)	(0.11)	(0.11)	(1.06)

Net Asset Value, End of Period	$14.02	$11.94	$12.80	$10.40	$7.97

Total Return (%) (b)	18.12	(6.29)	24.23	32.30	(36.07)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.00	1.01	1.02	1.02	1.01
Ratio of net expenses to average net assets (%) (c)	1.00	1.01	1.02	1.02	1.00
Ratio of net investment income to average net assets (%)	1.18	0.78	0.64	1.37	1.26
Portfolio turnover rate (%)	81	74	98	116	99
Net assets, end of period (in millions)	$175.8	$164.6	$147.8	$109.7	$97.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture and Real Estate Investment Trusts (REITs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

MIST-14

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$5,518,861	0.750%	First $200 Million
	0.700%	Over $200 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2012 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Goldman Sachs & Co.	$36,042

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$626,463,022	$—	$612,677,813

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities

MIST-15

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$5,986,864	$3,686,711	$—	$—	$5,986,864	$3,686,711

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$17,629,390	$27,098,448	$84,784,287	$—	$129,512,125

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-16

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs Mid Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Mid Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-19

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Goldman Sachs Mid Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-20

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-21

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Goldman Sachs Mid Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2012, and outperformed the median of its Performance Universe for the five-year period ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one-year period ended June 30, 2012, and outperformed its Lipper Index for the three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one- and three-year periods ended October 31, 2012, and outperformed its benchmark for the five-year period ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of market conditions on the Sub-Adviser’s investment style. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Goldman Sachs Mid Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size and the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this

MIST-22

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Goldman Sachs Mid Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-23

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-24

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-25

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned 29.47%, 29.25%, and 29.27%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 17.32% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The past year was a period of macroeconomic and political turmoil across regions from Europe (sovereign debt issues) to the United States (“U.S.”) (presidential election and “fiscal cliff”) and Japan (stagnating Gross Domestic Product (“GDP”) growth and parliamentary elections). Investors continued to take psychological comfort from holding “safe” government bonds yielding next to nothing. Equity markets did, however, end the year on a strong note, reinforcing our view that equities are far more rewarding to investors than bonds in the current environment.

Fiscal conditions in Europe are gradually improving. It was only a year ago that we were hearing predictions of sovereign defaults in Spain, Italy and Portugal, with some even going as far as to forecast that the European Union (“the E.U.”) would disintegrate. But the E.U. remains intact, bond yields have moderated in its most vulnerable countries, and equity share prices have risen dramatically. Not much changed in the U.S. in 2012. The year opened and closed with policy-makers clashing over the same fiscal issues, and investors continued to flee equities. The 2008 financial crisis still haunts many investors, who view the equity markets as risky, rigged and replaceable. Despite impressive corporate fundamentals, outflows from equity-oriented strategies accelerated as investors continued their backward-looking quest for more diversification. Shinzo Abe, Japan’s newly elected prime minister, energized that nation’s market with talk of macro reform. His focus is on invigorating the economy via aggressive quantitative easing and formalizing a 2-3% inflation target to counteract decades-old deflation. He also intends to weaken the yen (its value declined more than 10% in the fourth quarter of 2012) and to increase capital investments to avoid further negative economic growth. While we think Mr. Abe’s goals are encouraging, it is too early to know if his plans will have the intended effect.

The lesson to be learned from the past year’s events is that, once again, these “macro shocks” tend to provide opportunity for long-term investors. Despite the distressing headlines, the global economy is still growing, and at the same time equity market valuations remain extremely low. We believe this combined circumstance gives rise to exploitable investment opportunities for truly active, fundamental-oriented managers like us.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection was the main driver of the Portfolio’s outperformance, as holdings in 12 of 14 invested countries delivered positive relative performance. Stocks in the United Kingdom (“U.K.”), Japan, France and Germany imparted the strongest relative results while the weights of these four countries relative to the benchmark added further overall value for the year.

Relative performance was pulled back primarily by holdings in Australia and a lack of exposure to Hong Kong and Singapore. In terms of absolute performance, all 14 countries in which we were invested delivered positive absolute returns for the year and 13 countries supplied double-digit returns of 10% or greater. Performance was best for holdings in Sweden (+50%), Germany (+43%) and Ireland (+39%). Holdings in Israel (+7%) posted the smallest return for the period.

The Portfolio’s top contributors to performance for the year were Daiwa Securities Group (Japan), Lloyds Banking Group (U.K.) and BNP Paribas (France). Daiwa Securities Group has benefited from an overall equity market rally in Japan. Additionally, we expect management’s new focus on retail and asset management will boost business significantly by way of its Internet bank that gives customers access to Daiwa branches. Its ultimate goal is to increase investment product assets by attracting new banking customers with higher rates and a better platform than competitors. At period end, we continue to believe Daiwa’s balance sheet is well-capitalized and that it is a powerful franchise.

Lloyds Banking Group’s new CEO, Antonio Osorio, is more focused on cost efficiency and risk controls than previous leaders and is concentrating on disposing of non-core assets. The Halifax Bank of Scotland (“HBOS”) integration continues, and we expect credit costs to come down as Lloyds works through its HBOS book of business. At period end we continue to believe that this integration affords significant opportunities for cost improvements, although it will be some time before they are realized. We believe Lloyd’s strong deposit franchise is being significantly undervalued by the market in today’s extremely low interest rate environment. Lloyds has very little exposure to Portugal, Ireland, Italy, Greece and Spain.

BNP Paribas’ recent results were good as the company continues to make progress in de-risking its business while maintaining strong levels of profitability. Total net profit was ahead of expectations due mainly to earnings in the retail segment that grew 3% year-over-year. Its Core Tier 1 capital ratio increased 50 basis points from the prior quarter and is now at 11.4%. More importantly, BNP’s fully phased in Basel III ratio reached 9.5%, exceeding its year-end 2012 requirement of 9%.

The Portfolio’s worst detractors for the year were ROHM (Japan), Canon (Japan) and G4S (U.K.). ROHM’s first-half results were weaker than we expected, largely due to depressed domestic audio visual (e.g. TVs, video recorders and cameras) equipment sales. Slowing phone handset demand in Europe also weighed on performance. Both sales and profits were below the company’s original estimates, and management lowered full-year forecasts. ROHM plans to enact some cost cutting initiatives that include a staff reduction of approximately 5% over the next two years, which management believes will result in significant savings. We recently met with ROHM’s management and discussed the company’s new priorities.

MIST-1

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

In our view, ROHM’s future potential, plus a very solid balance sheet, makes the company very attractively priced at period end.

Canon’s first-half overall results fell short of our estimates. Performance in the Imaging segment was strong, as digital camera sales advanced 36% (in constant currency) for the second quarter. However, the Office segment’s weaker-than-expected results offset this good performance and led the company to reduce guidance. Much of the weakness was due to a decline in laser printer sales (-6% in constant currency for the second quarter), which was attributed to very soft sales in Europe and the U.S. One significant positive is that Canon’s management bought back 50 billion Yen worth of the company’s shares, bringing the total repurchase to 4% of outstanding shares this year and almost 13% since 2005. Canon’s share price rebounded somewhat in the fourth quarter, as exporters such as Canon benefited from recent events in Japan. News that a pro-business expansion candidate was a serious contender for prime minister caused Japan’s markets to rally, even before election results were final. At the same time, the value of the yen has been receding, which is significantly positive for Canon. In addition, the company announced that it plans to increase automation in factories, cut production costs and reduce inventories in an effort to produce profit growth next fiscal year. Canon expects to reduce costs by JPY 70-80 billion in the coming fiscal year, with the intention of boosting 2013 earnings by as much as JPY 20 billion.

G4S’ stock price was strong in the first half of the year, but its price dipped a bit in the third quarter. We sold our shares in August and deployed the funds to other holdings that we believed had better upside potential.

Currency hedging was actively utilized throughout the year, as we still believe that many currencies are overvalued compared to the U.S. dollar. Approximately 57% of the Australian dollar, 34% of the Portfolio’s Swiss franc, 25% of the Japanese yen and 50% of the Swedish krona exposure were hedged at year-end.

The Portfolio finished the year with most of its assets invested in Japan (24%) followed by Switzerland (18%) and the U.K. (15%). Mexico (0.28%) accounted for the smallest allocation, as there is only one security held in the Portfolio domiciled there.

David G. Herro

Robert A. Taylor

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Harris Oakmark International Portfolio

HARRIS OAKMARK INTERNATIONAL PORTFOLIO MANAGED BY

HARRIS ASSOCIATES L.P. VS. MSCI EAFE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	29.47	3.67	11.12
Class B	29.25	3.41	10.85
Class E	29.27	3.51	10.96
MSCI EAFE Index[1]	17.32	-3.69	8.21

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Daiwa Securities Group, Inc.	4.0
Daimler AG	3.9
Credit Suisse Group AG	3.8
Toyota Motor Corp.	3.6
Honda Motor Co., Ltd.	3.2
Canon, Inc.	3.2
Lloyds Banking Group plc	3.1
Intesa Sanpaolo S.p.A.	3.1
Allianz SE	3.1
Omron Corp.	2.9

Top Countries

% of Market Value of Total Investments
Japan	23.9
Switzerland	17.5
United Kingdom	14.6
France	8.7
Germany	7.5
Italy	6.0
Netherlands	5.6
Australia	4.4
Spain	2.6
Ireland	2.5

MIST-3

Met Investors Series Trust

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.81%	$1,000.00	$1,230.40	$4.54
	Hypothetical*	0.81%	$1,000.00	$1,021.06	$4.12

Class B(a)	Actual	1.06%	$1,000.00	$1,229.50	$5.94
	Hypothetical*	1.06%	$1,000.00	$1,019.81	$5.38

Class E(a)	Actual	0.96%	$1,000.00	$1,230.00	$5.38
	Hypothetical*	0.96%	$1,000.00	$1,020.31	$4.88

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—96.4% of Net Assets

Security Description	Shares	Value

Australia—4.4%
Amcor, Ltd.	6,642,600	$56,168,962
Orica, Ltd.	3,095,928	81,412,184

		137,581,146

Canada—2.4%
Thomson Reuters Corp. (a)	2,567,500	74,286,368

France—8.6%
BNP Paribas S.A.	1,588,487	89,538,493
Christian Dior S.A.	30,000	5,186,566
Danone S.A.	447,100	29,539,731
PPR	430,500	80,237,808
Publicis Groupe S.A. (a)	1,115,600	66,841,995

		271,344,593

Germany—7.4%
Allianz SE	697,600	96,643,187
Daimler AG	2,225,200	121,595,512
SAP AG	191,500	15,340,401

		233,579,100

Ireland—2.5%
Bank of Ireland plc (The) (a) (b)	372,070,400	55,625,606
Experian plc	1,422,900	22,990,160

		78,615,766

Israel—1.1%
Check Point Software Technologies, Ltd. (a) (b)	714,900	34,057,836

Italy—5.9%
Fiat Industrial S.p.A.	8,129,500	89,135,741
Intesa Sanpaolo S.p.A.	56,367,600	97,516,103

		186,651,844

Japan—23.6%
Canon, Inc. (a)	2,541,300	99,675,294
Daiwa Securities Group, Inc. (a)	22,345,000	124,454,622
FANUC Corp.	91,300	16,978,497
Honda Motor Co., Ltd.	2,755,600	101,567,042
Meitec Corp. (a)	867,400	19,080,231
Olympus Corp. (b)	3,547,800	68,859,923
Omron Corp.	3,828,600	91,802,219
Rohm Co., Ltd.	1,945,300	63,195,534
Secom Co., Ltd.	896,900	45,203,208
Toyota Motor Corp.	2,419,500	112,933,956

		743,750,526

Mexico—0.3%
Grupo Televisa S.A.B. (ADR)	317,966	8,451,536

Netherlands—5.6%
Akzo Nobel N.V.	625,626	$41,283,198
Heineken Holding N.V.	556,100	30,461,331
Koninklijke Ahold N.V.	2,322,700	30,851,741
Koninklijke Philips Electronics N.V.	2,703,257	72,523,795

		175,120,065

Spain—2.6%
Banco Santander S.A.	10,146,513	81,812,191

Sweden—1.2%
Assa Abloy AB - Class B	419,500	15,796,468
Atlas Copco AB - B Shares	471,900	11,577,599
Hennes & Mauritz AB - B Shares	282,100	9,802,787

		37,176,854

Switzerland—16.4%
Adecco S.A. (b)	1,619,000	85,816,256
Compagnie Financiere Richemont S.A. - Class A (a)	584,400	46,730,653
Credit Suisse Group AG (a) (b)	4,755,335	119,317,716
Geberit AG (b)	27,900	6,176,451
Givaudan S.A. (b)	44,000	46,647,789
Holcim, Ltd. (b)	770,800	56,771,714
Kuehne & Nagel International AG	637,600	77,596,418
Nestle S.A.	531,000	34,607,454
Novartis AG	555,100	35,144,221
Roche Holding AG (a)	39,800	8,108,251

		516,916,923

United Kingdom—14.4%
Diageo plc	1,217,400	35,441,585
GlaxoSmithKline plc	1,617,100	35,109,802
Lloyds Banking Group plc (b)	122,286,900	97,985,777
Schroders plc	3,211,627	90,173,399
Signet Jewelers, Ltd. (a)	645,392	34,463,933
Smiths Group plc	1,687,700	33,219,306
TESCO plc (a)	7,370,400	40,487,950
Willis Group Holdings plc	2,156,100	72,294,033
Wolseley plc	333,622	15,857,420

		455,033,205

Total Common Stocks (Cost $2,726,224,555)		3,034,377,953

Convertible Bond—0.9%

Switzerland—0.9%
Credit Suisse Group Guernsey V, Ltd. 4.000%, 03/29/13 (CHF) (a) (Cost $19,359,952)	18,920,000	28,298,189

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2012

Short-Term Investments—11.7%

Security Description	Shares/ Principal Amount*	Value

Mutual Fund—10.2%
State Street Navigator Securities Lending Prime Portfolio (c)	320,357,457	$320,357,457

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $49,444,027 on 01/02/13, collateralized by $320,000 Federal National Mortgage Association at 4.375% due 10/15/15 with a value of $358,000; by $635,000 Federal Home Loan Mortgage Corp. at 0.500% due 09/25/15 with a value of $635,794; by $1,195,000 U.S. Treasury Note at 1.250% due 09/30/15 with a value of $1,227,863; by $48,275,000 U.S. Treasury Note at 0.250% due 09/15/15 with a value of $48,214,656.	49,444,000	49,444,000

Total Short-Term Investments (Cost $369,801,457)		369,801,457

Total Investments—109.0% (Cost $3,115,385,964) (d)		3,432,477,599
Other assets and liabilities (net)—(9.0)%		(283,982,974)

Net Assets—100.0%		$3,148,494,625

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $360,099,125 and the collateral received consisted of cash in the amount of $320,357,457 and non-cash collateral with a value of $50,528,246. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $3,196,670,258. The aggregate unrealized appreciation and depreciation of investments were $341,237,581 and $(105,430,240), respectively, resulting in net unrealized appreciation of $235,807,341 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CHF)—	Swiss Franc

Ten Largest Industries as of December 31, 2012 (Unaudited)	% of Net Assets
Commercial Banks	14.3
Automobiles	10.6
Capital Markets	10.7
Chemicals	5.4
Insurance	5.4
Media	4.8
Professional Services	4.0
Machinery	3.7
Industrial Conglomerates	3.3
Office Electronics	3.2

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$137,581,146	$—	$137,581,146
Canada	74,286,368	—	—	74,286,368
France	—	271,344,593	—	271,344,593
Germany	—	233,579,100	—	233,579,100
Ireland	—	78,615,766	—	78,615,766
Israel	34,057,836	—	—	34,057,836
Italy	—	186,651,844	—	186,651,844
Japan	—	743,750,526	—	743,750,526
Mexico	8,451,536	—	—	8,451,536
Netherlands	—	175,120,065	—	175,120,065
Spain	—	81,812,191	—	81,812,191
Sweden	—	37,176,854	—	37,176,854
Switzerland	—	516,916,923	—	516,916,923
United Kingdom	106,757,966	348,275,239	—	455,033,205
Total Common Stocks	223,553,706	2,810,824,247	—	3,034,377,953
Total Convertible Bond*	—	28,298,189	—	28,298,189
Short-Term Investments
Mutual Fund	320,357,457	—	—	320,357,457
Repurchase Agreement	—	49,444,000	—	49,444,000
Total Short-Term Investments	320,357,457	49,444,000	—	369,801,457
Total Investments	$543,911,163	$2,888,566,436	$—	$3,432,477,599

Collateral for securities loaned (Liability)	$—	$(320,357,457)	$—	$(320,357,457)
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$28,382,737	$—	$28,382,737
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(8,224,271)	—	(8,224,271)
Total Forward Contracts	$—	$20,158,466	$—	$20,158,466

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$3,432,477,599
Cash denominated in foreign currencies (c)		1,079,369
Cash		979
Receivable for investments sold		17,186,317
Receivable for fund shares sold		498,492
Dividends receivable		5,966,744
Interest receivable		344,772
Unrealized appreciation on forward foreign currency exchange contracts		28,382,737
Other assets		5,850

Total Assets		3,485,942,859

Liabilities
Payables for:
Investments purchased	$1,748,352
Fund shares redeemed	4,447,861
Unrealized depreciation on forward foreign currency exchange contracts	8,224,271
Collateral for securities loaned	320,357,457
Accrued Expenses:
Management fees	1,971,938
Distribution and service fees— Class B	228,452
Distribution and service fees— Class E	14,568
Administration fees	15,161
Custodian and accounting fees	193,464
Deferred trustees’ fees	35,625
Other expenses	211,085

Total Liabilities		337,448,234

Net Assets		$3,148,494,625

Net assets represented by
Paid in surplus		$2,954,415,612
Accumulated net realized loss		(212,113,982)
Unrealized appreciation on investments and foreign currency transactions		337,228,130
Undistributed net investment income		68,964,865

Net Assets		$3,148,494,625

Net Assets
Class A		$1,929,317,374
Class B		1,102,573,645
Class E		116,603,606
Capital Shares Outstanding*
Class A		128,123,697
Class B		74,319,658
Class E		7,815,431
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$15.06
Class B		14.84
Class E		14.92

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,115,385,964.
(b)	Includes securities loaned at value of $360,099,125.
(c)	Identified cost of cash denominated in foreign currencies was $1,079,368.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$88,236,799
Interest		340,613
Securities lending income		2,928,860

Total investment income		91,506,272
Expenses
Management fees	$22,978,471
Administration fees	82,345
Custodian and accounting fees	1,316,928
Distribution and service fees—Class B	2,534,448
Distribution and service fees—Class E	161,697
Audit and tax services	47,204
Legal	28,320
Trustees’ fees and expenses	28,816
Shareholder reporting	305,905
Insurance	6,317
Miscellaneous	15,316

Total expenses	27,505,767
Less management fee waiver	(497,616)

Net expenses	27,008,151

Net Investment Income		64,498,121

Net Realized and Unrealized Gain
Net realized gain on:
Investments		10,739,939
Futures contracts		1,633,606
Foreign currency transactions		67,058,109

Net realized gain		79,431,654

Net change in unrealized appreciation (depreciation) on:
Investments		680,325,553
Foreign currency transactions		(42,451,411)

Net change in unrealized appreciation		637,874,142

Net realized and unrealized gain		717,305,796

Net Increase in Net Assets From Operations		$781,803,917

(a)	Net of foreign withholding taxes of $6,402,444.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$64,498,121	$48,984,222
Net realized gain	79,431,654	60,266,802
Net change in unrealized appreciation (depreciation)	637,874,142	(578,167,590)

Net increase (decrease) in net assets resulting from operations	781,803,917	(468,916,566)

Distributions to Shareholders
From net investment income
Class A	(36,645,122)	(400,513)
Class B	(16,304,255)	—
Class E	(1,850,884)	—

Net decrease in net assets resulting from distributions	(54,800,261)	(400,513)

Net increase (decrease) in net assets from capital share transactions	(404,342,351)	704,978,288

Net Increase in Net Assets	322,661,305	235,661,209

Net Assets
Net assets at beginning of period	2,825,833,320	2,590,172,111

Net assets at end of period	$3,148,494,625	$2,825,833,320

Accumulated undistributed net investment income (loss) at end of period	$68,964,865	$(7,794,808)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	14,633,424	$187,870,272	53,922,765	$744,277,121
Reinvestments	2,867,381	36,645,122	27,910	400,513
Redemptions	(39,274,755)	(523,077,795)	(11,389,935)	(151,755,611)

Net increase (decrease)	(21,773,950)	$(298,562,401)	42,560,740	$592,922,023

Class B
Sales	6,500,381	$81,297,315	18,297,689	$241,628,183
Reinvestments	1,291,937	16,304,255	—	—
Redemptions	(14,695,829)	(192,139,633)	(8,773,603)	(114,163,384)

Net increase (decrease)	(6,903,511)	$(94,538,063)	9,524,086	$127,464,799

Class E
Sales	802,938	$10,447,573	1,095,569	$14,587,978
Reinvestments	145,969	1,850,884	—	—
Redemptions	(1,816,718)	(23,540,344)	(2,280,440)	(29,996,512)

Net decrease	(867,811)	$(11,241,887)	(1,184,871)	$(15,408,534)

Increase (decrease) derived from capital shares transactions		$(404,342,351)		$704,978,288

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$11.85	$13.78		$12.05	$8.57	$17.27

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.24		0.16	0.15	0.40
Net realized and unrealized gain (loss) on investments	3.16	(2.17)		1.83	4.17	(6.46)

Total from investment operations	3.45	(1.93)		1.99	4.32	(6.06)

Less Distributions
Distributions from net investment income	(0.24)	(0.00	)(b)	(0.26)	(0.84)	(0.28)
Distributions from net realized capital gains	0.00	0.00		0.00	0.00	(2.36)

Total distributions	(0.24)	(0.00	)(b)	(0.26)	(0.84)	(2.64)

Net Asset Value, End of Period	$15.06	$11.85		$13.78	$12.05	$8.57

Total Return (%) (c)	29.47	(13.98)		16.67	55.46	(40.72)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	0.85		0.85	0.84	0.85
Ratio of net expenses to average net assets (%) (d)	0.81	0.83		0.84	0.83	0.85
Ratio of net investment income to average net assets (%)	2.26	1.79		1.33	1.58	3.18
Portfolio turnover rate (%)	41	48		51	54	53
Net assets, end of period (in millions)	$1,929.3	$1,775.7		$1,479.3	$1,082.1	$676.3

	Class B
	Year Ended December 31,
	2012	2011		2010	2009	2008
Net Asset Value, Beginning of Period	$11.67	$13.61		$11.91	$8.47	$17.09

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.21		0.13	0.13	0.36
Net realized and unrealized gain (loss) on investments	3.13	(2.15)		1.81	4.11	(6.39)

Total from investment operations	3.38	(1.94)		1.94	4.24	(6.03)

Less Distributions
Distributions from net investment income	(0.21)	0.00		(0.24)	(0.80)	(0.23)
Distributions from net realized capital gains	0.00	0.00		0.00	0.00	(2.36)

Total distributions	(0.21)	0.00		(0.24)	(0.80)	(2.59)

Net Asset Value, End of Period	$14.84	$11.67		$13.61	$11.91	$8.47

Total Return (%) (c)	29.25	(14.25)		16.42	55.06	(40.88)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.08	1.10		1.10	1.09	1.10
Ratio of net expenses to average net assets (%) (d)	1.06	1.08		1.09	1.08	1.10
Ratio of net investment income to average net assets (%)	1.98	1.60		1.07	1.30	2.93
Portfolio turnover rate (%)	41	48		51	54	53
Net assets, end of period (in millions)	$1,102.6	$948.2		$975.9	$710.5	$433.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.74	$13.67	$11.96	$8.50	$17.14

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.23	0.15	0.13	0.38
Net realized and unrealized gain (loss) on investments	3.13	(2.16)	1.80	4.14	(6.42)

Total from investment operations	3.40	(1.93)	1.95	4.27	(6.04)

Less Distributions
Distributions from net investment income	(0.22)	0.00	(0.24)	(0.81)	(0.24)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(2.36)

Total distributions	(0.22)	0.00	(0.24)	(0.81)	(2.60)

Net Asset Value, End of Period	$14.92	$11.74	$13.67	$11.96	$8.50

Total Return (%) (c)	29.27	(14.12)	16.50	55.27	(40.82)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.98	1.00	1.00	0.99	1.00
Ratio of net expenses to average net assets (%) (d)	0.96	0.98	0.99	0.98	1.00
Ratio of net investment income to average net assets (%)	2.10	1.74	1.22	1.37	3.07
Portfolio turnover rate (%)	41	48	51	54	53
Net assets, end of period (in millions)	$116.6	$101.9	$134.9	$126.0	$81.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization

MIST-13

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MIST-14

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Harris Associates L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$22,978,471	0.850%	First $100 Million
	0.800%	$100 Million to $1 Billion
	0.750%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	1 billion

An identical agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived, if applicable, for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-15

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$1,181,066,244	$—	$1,425,138,162

The Portfolio engaged in security transactions with other accounts managed by Harris Associates L.P. that amounted to $21,159,960 in sales of investments which are included above.

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$28,382,737	Unrealized depreciation on forward foreign currency exchange contracts	$8,224,271

MIST-16

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$67,109,544	$67,109,544
Future contracts	1,633,606	—	1,633,606

	$1,633,606	$67,109,544	$68,743,150

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(42,450,890)	$(42,450,890)

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Forward foreign currency transactions	$996,967,758
Futures contracts long	3,388,025

(a)	Averages are based on activity levels during 2012.

6. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Depreciation
06/19/13	State Street Bank and Trust	1,800,000,000	JPY	$20,954,598	$(149,848)
06/19/13	State Street Bank and Trust	4,200,000,000	JPY	50,606,068	(2,061,651)

Net Unrealized Depreciation					$(2,211,499)

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
03/20/13	State Street Bank and Trust	74,250,000	AUD	$73,177,087	$(3,497,851)
03/20/13	State Street Bank and Trust	300,000	AUD	313,182	3,384
09/18/13	State Street Bank and Trust	165,300,000	CHF	179,439,861	(2,203,314)
06/19/13	State Street Bank and Trust	21,650,000,000	JPY	278,614,264	28,379,353
09/18/13	State Street Bank and Trust	121,000,000	SEK	18,202,606	(311,607)

Net Unrealized Appreciation					$22,369,965

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or

MIST-17

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$54,800,261	$400,513	$—	$—	$54,800,261	$400,513

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$89,242,814	$—	$235,701,512	$(130,829,687)	$194,114,639

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $130,829,687.

10. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-18

Met Investors Series Trust

Harris Oakmark International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Harris Oakmark International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Harris Oakmark International Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harris Oakmark International Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-21

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Harris Oakmark International Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-22

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-23

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Harris Oakmark International Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-, three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Harris Oakmark International Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median, equal to the Expense Universe median, and below the Sub-advised Expense Universe median, and that total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and below the Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MIST-24

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Harris Oakmark International Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-25

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-26

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-27

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

Since its inception on April 23, 2012, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned 6.34%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.33% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Over April and May, risky asset gains from earlier in the year were eroded as a result of renewed fears arising from the ongoing European crisis coupled with weakening economic data in key markets. Government bonds once again fulfilled their role as safe haven assets as yields contracted in response to the weakness in risky assets.

Capital markets scored a hat trick in the third quarter as commodities, equities and government bonds all posted impressive results. Risky assets, especially commodities, were able to stage a bounce back on expectations for additional monetary easing and hope that Europe would be able to finally make headway on its lingering economic issues. Bond yields spiked twice during the quarter, but managed to settle down as markets see-sawed between concerns over inflation and the continuing weakness in Europe.

The fiscal year ended with a lift in equities offset by declines in bonds and commodities. Investors had a host of political issues to navigate including elections in the U.S., China and Japan, as well as the resulting focus on the U.S. fiscal cliff, and continuing concerns over European and Chinese economic growth. Equities were the lone bright spot while commodity markets were weighed down by concerns over falling demand and an improvement in crop yields. Government bond yields ultimately made their way higher as the market experienced both rallies and sell-offs that were fairly range bound.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s philosophy is based on the idea that understanding, managing and allocating risk is fundamental to a properly constructed portfolio. The Fund uses a strategy that seeks to generate returns by investing in equity, bond and commodity markets using a risk balanced investment process. Our primary goal is to build a portfolio that may perform well in diverse economic environments—recessionary, non-inflationary growth and inflationary growth—while balancing the amount of risk contributed by its exposure to equity, fixed income and commodity markets. We use a disciplined, investment process that seeks to build a portfolio that may perform well in any economic environment while attempting to limit the impact that poor performance from any single asset has on overall Fund performance. Please note that our strategy is principally implemented with derivative instruments that include futures and total return swaps and the leverage used in the strategy is inherent in these instruments.

Positive absolute performance from the strategic equity and bond exposures, in addition to a positive impact from active positioning, drove results for the reporting period. Strategic commodity exposures detracted slightly from absolute performance. Most of the Portfolio’s relative outperformance occurred from inception through May when equity volatility spiked. In this environment, the equity-dominant benchmark will tend to underperform the Portfolio’s risk-balanced approach.

Since the inception of the Portfolio in April, exposure to global government bonds led the way, with several of the key bond markets reaching historically low yields. In May, equity investments in the Portfolio were down across the board with equities from the Asian sphere showing notable weakness, but became the largest contributor to returns in June as they experienced a relief rally. Commodities produced the largest drag on results, as fears of slack in demand resulting from economic slowdown impacted Energy and Industrial Metals prices, improved outlook for harvest levels weakened agricultural prices and a strengthening dollar tarnished precious metals. In June, Agricultural Commodities saw strong gains on fears of unusually hot and dry weather having a negative impact on crop yields. Energy Commodities were only marginally lower after the strong rally on the last day of the month. Industrial Metals were mixed and gold saw marginal improvement as the dollar saw a pullback in its recent strengthening trend. Tactical shifts in the Portfolio mildly weighed on results, as positive returns from an overweight to government bonds were not able to overcome the drag from positioning in equities and commodities.

As the year continued, commodities strengthened as expectations for additional policy support in the form of a third round of quantitative easing (“QE3”) grew, the U.S. dollar weakened, fears of inflation were stoked and the impact of the summer drought in the U.S. was fully realized. All four commodity complexes contributed to results in the third quarter. Equities were the second strongest performing asset class as all exposures increased returns with the exception of Japan. Government bonds also contributed to returns for the third quarter despite contending with two marked rises in rates which were driven by fears of inflation and the announcement of QE3. Tactical shifts across all three asset classes produced gains over this time.

As the year came to a close, commodities were the primary detractor, weighed down by precious metals and grain prices. Bond yields increased with the exception of our exposure to German markets. In Germany, higher than expected unemployment increased fears of a deeper recession across the eurozone and elevated demand for safe haven assets. In the U.S., rates finished modestly higher, with much of the increase occurring in the middle of December as the Federal Reserve made a surprise change in policy which now ties short term rates to the unemployment rate. Equities were the lone bright spot with Asian markets benefiting most from favorable reaction to political elections. Japanese equities materially outpaced other markets as positive sentiment preceded the election of Shinzo Abe as Prime Minister. Hong Kong stocks also performed quite well aided by a positive reaction to the election of Xi Jiping as President in China. Tactical positioning was positive for the fourth quarter with an overweight to equities being the primary contributor. An overweight

MIST-1

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

to Japanese stocks proved most beneficial. Tactical positioning in bonds was slightly positive as underweight markets offset returns to overweight markets as yields increased. Tactical positioning in commodities was the largest detractor as the strategy was overweight both Precious Metals and Grain markets.

To close out 2012, the strategy continues to overweight equity markets but to a slightly reduced degree. Overweight equity exposures were reduced in both U.S. large and small caps and in Hong Kong and Japan. Equity overweights remain essentially the same in Europe and the United Kingdom (“U.K.”). Bond exposures changed most notably as overweight positions in the U.K. and the U.S. have been elevated while previous underweights to Canada and Japan have now moved to overweight. German Bonds also transitioned from neutral to overweight; while Australia’s underweight has lessened. Within commodities, soymeal and soybeans have moved from neutral to overweight, while exposure to Industrial and Precious Metals have also been increased. Copper, gold and silver have all been granted elevated overweight allocations. Within Energy, the Portfolio has maintained our overweight to Brent crude.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

INVESCO BALANCED-RISK ALLOCATION PORTFOLIO MANAGED BY
INVESCO ADVISERS, INC. VS. DOW JONES MODERATE INDEX1

CUMULATIVE RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

Since Inception[3]
Invesco Balanced-Risk Allocation Portfolio
Class B	6.34
Dow Jones Moderate Index[1]	5.33

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Cumulative Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 4/23/2012. Index returns are based on an inception date of 4/23/2012.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Exposures by Asset Class*

% of Net Assets
Fixed Income	71.5
Equities	36.9
Commodities	29.0

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class B(a)(b)	Actual	0.89%	$1,000.00	$1,056.00	$4.60
	Hypothetical*	0.89%	$1,000.00	$1,020.66	$4.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 4 of the Notes to Consolidated Financial Statements.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Municipals—7.7% of Net Assets

Security Description	Shares/ Principal Amount*	Value
Gainesville & Hall County, GA, Development Authority Revenue 0.190%, 03/01/21 (f)	24,300,000	$24,300,000
Minnesota State Office of Higher Education Revenue 0.180%, 08/01/47 (f)	16,600,000	16,600,000
University of Virginia Real Estate Foundation 0.210%, 07/01/26 (f)	34,000,000	34,000,000

Total Municipals (Cost $74,900,000)		74,900,000

Commodity-Linked Securities—1.4%
Canadian Imperial Bank of Commerce Commodity Linked EMTN Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Canadian Imperial Bank of Commerce Custom 1 Agriculture Commodity Index multiplied by 2), 11/12/13	5,725,000	4,909,760
Canadian Imperial Bank of Commerce Commodity Linked EMTN Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Canadian Imperial Bank of Commerce Custom 1 Agriculture Commodity Index multiplied by 2), 12/13/13	3,800,000	3,565,540
Cargill, Inc. Commodity Linked Note, one month LIBOR rate (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 11/20/13 (144A)	5,705,000	5,291,797

Total Commodity-Linked Securities (Cost $15,230,000)		13,767,097

Short-Term Investments—85.6%

Mutual Funds—23.6%
Invesco V.I. Money Market Fund 0.030% (a) (b)	11,616,289	11,616,289
Premier Portfolio Institutional Class 0.120% (a) (b)	37,193,244	37,193,244
STIC (Global Series) PLC - U.S. Dollar Liquidity Portfolio Institutional Class 0.130% (a) (b)	143,456,545	143,456,545
STIT-Liquid Assets Portfolio Institutional Class 0.150% (a) (b)	37,193,244	37,193,244

		229,459,322

U.S. Treasury—5.6%
U.S. Treasury Bills
0.095%, 01/10/13 (c) (d)	4,000,000	3,999,905
0.100%, 01/10/13 (c)	11,090,000	11,089,723
0.120%, 01/10/13 (c)	8,970,000	8,969,726
0.123%, 01/10/13 (c)	2,585,000	2,584,921
0.116%, 03/07/13 (c) (d)	13,700,000	13,697,143
0.120%, 03/07/13 (c)	10,310,000	10,307,776
0.139%, 03/07/13 (c)	3,600,000	3,599,093

		54,248,287

Commercial Paper—56.4%
Atlantic Asset Securitization LLC 0.251%, 01/04/13 (c)	30,000,000	$29,999,450
Bank of Tokyo-Mitsubishi UFJ Ltd 0.198%, 01/03/13 (c)	24,000,000	23,999,773
Barton Capital LLC 0.295%, 02/14/13 (c)	34,000,000	33,987,949
Caisse des Depots et Consignations 0.230%, 02/15/13 (c)	30,000,000	29,991,375
Charta Corp. 0.295%, 02/15/13 (c)	34,000,000	33,987,675
Ciesco LLC 0.239%, 01/11/13 (c)	10,000,000	9,999,361
CRC Funding LLC 0.286%, 02/04/13 (c)	33,000,000	32,991,273
Credit Agricole North America Inc. 0.222%, 01/02/13 (c)	30,000,000	29,999,842
Deutsche Bank Financial LLC 0.224%, 02/12/13 (c)	30,000,000	29,992,300
Govco, LLC 0.237%, 01/17/13 (c)	30,000,000	29,996,933
Kells Funding LLC 0.219%, 01/08/13 (c)	20,000,000	19,999,183
Landesbank Hessen-Thueringen 0.254%, 02/14/13 (c)	30,000,000	29,990,833
Liberty Street Funding LLC 0.239%, 01/09/13 (c)	30,000,000	29,998,467
Matchpoint Master Trust 0.258%, 01/17/13 (c)	30,000,000	29,996,667
Nordea North America Inc. 0.197%, 01/15/13 (c)	30,000,000	29,997,783
Regency Market No. 1 LLC 0.217%, 01/17/13 (c)	34,000,000	33,996,827
Scaldis Capital LLC 0.248%, 01/14/13 (c)	30,000,000	29,997,400
Societe Generale North America Inc. 0.306%, 01/31/13 (c)	30,000,000	29,992,500
Standard Chatered Bank 0.253%, 03/15/13 (c)	30,000,000	29,984,792

		548,900,383

Total Short-Term Investments (Cost $832,607,992)		832,607,992

Total Investments—94.7% (Cost $922,737,992) (e)		921,275,089
Other assets and liabilities (net)—5.3%		51,811,734

Net Assets—100.0%		$973,086,823

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 9 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	The rate shown represents the annualized seven-day yield as of December 31, 2012.
(c)	The rate shown represents the discount rate at the time of purchase by the Portfolio.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

(d)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2012, the market value of securities pledged was $7,418,000.
(e)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $922,737,992. The aggregate and net unrealized depreciation of investments was $(1,462,903) for federal income tax purposes.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $5,291,797, which is 0.5% of net assets.
(EMTN)—	Euro Medium-Term Note

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Municipals	$—	$74,900,000	$—	$74,900,000
Total Commodity-Linked Securities	—	13,767,097	—	13,767,097
Short-Term Investments
Mutual Funds	229,459,322	—	—	229,459,322
U.S. Treasury	—	54,248,287	—	54,248,287
Commercial Paper	—	548,900,383	—	548,900,383
Total Short-Term Investments	229,459,322	603,148,670	—	832,607,992
Total Investments	$229,459,322	$691,815,767	$—	$921,275,089

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$10,775,126	$—	$—	$10,775,126
Future Contracts (Unrealized Depreciation)	(5,748,046)	—	—	(5,748,046)
Total Futures Contracts	$5,027,080	$—	$—	$5,027,080
Swap Contracts
Swap Contracts at Value (Assets)	$—	$—	$—	$—
Swap Contracts at Value (Liabilities)	—	(1,104,625)	—	(1,104,625)
Total Swap Contracts	$—	$(1,104,625)	$—	$(1,104,625)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$691,815,767
Affiliated investments at value (b)		229,459,322
Cash collateral for futures contracts denominated in foreign currencies (c)		17,337,732
Cash collateral for futures contracts		32,905,027
Receivable for fund shares sold		4,335,867
Interest receivable		22,622
Net variation margin on futures contracts		2,010,613
Miscellaneous assets		7

Total Assets		977,886,957

Liabilities
Due to custodian	$2,133,609
Payables for:
Investments purchased	628,311
Fund shares redeemed	69,319
Swaps at market value (d)	1,104,625
Swap interest	15,544
Accrued Expenses:
Management fees	446,884
Distribution and service fees— Class B	192,951
Administration fees	4,798
Custodian and accounting fees	86,231
Deferred trustees’ fees	7,087
Other expenses	110,775

Total Liabilities		4,800,134

Net Assets		$973,086,823

Net assets represented by
Paid in surplus		$958,791,812
Accumulated net realized gain		12,193,344
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions		2,459,409
Distributions in excess of net investment income		(357,742)

Net Assets		$973,086,823

Net Assets
Class B		$973,086,823
Capital Shares Outstanding*
Class B		92,778,706
Net Asset Value, Offering Price and Redemption Price Per Share
Class B		$10.49

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $693,278,670.
(b)	Identified cost of affiliated investments was $229,459,322.
(c)	Identified cost of cash denominated in foreign currencies was $17,429,846.
(d)	Net premium received on swaps was $91,971.

Consolidated§ Statement of Operations

Period Ended December 31, 2012(a)

Investment Income
Dividends from affiliated investments		$230,860
Interest		88,905

Total investment income		319,765
Expenses
Management fees	$2,140,040
Administration fees	13,184
Custodian and accounting fees	145,141
Distribution and service fees—Class B	811,002
Interest expense	1,319
Audit and tax services	72,869
Legal	85,473
Trustees’ fees and expenses	26,292
Shareholder reporting	39,834
Insurance	21
Organizational expense	2,096
Miscellaneous	14,000

Total expenses	3,351,271
Less management fee waiver	(430,184)

Net expenses	2,921,087

Net Investment Loss		(2,601,322)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		471
Futures contracts		28,210,939
Swap contracts		(729,825)
Foreign currency transactions		42,487

Net realized gain		27,524,072

Net change in unrealized appreciation (depreciation) on:
Investments		(1,462,903)
Futures contracts		5,027,080
Swap contracts		(1,012,654)
Foreign currency transactions		(92,114)

Net change in unrealized appreciation		2,459,409

Net realized and unrealized gain		29,983,481

Net Increase in Net Assets From Operations		$27,382,159

(a)	Commencement of operations was 4/23/2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Changes in Net Assets

Period Ended December 31, 2012(a)
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(2,601,322)
Net realized gain	27,524,072
Net change in unrealized appreciation	2,459,409

Net increase in net assets resulting from operations	27,382,159

Distributions to Shareholders
From net investment income
Class B	(2,810,093)
From net realized capital gains
Class B	(10,176,103)

Net decrease in net assets resulting from distributions	(12,986,196)

Net increase in net assets from capital share transactions	958,690,860

Net Increase in Net Assets	973,086,823

Net Assets
Net assets at beginning of period	—

Net assets at end of period	$973,086,823

Distributions in excess of net investment loss at end of period	$(357,742)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended December 31, 2012(a)
	Shares	Value
Class B
Sales	93,179,366	$962,678,484
Reinvestments	1,239,141	12,986,196
Redemptions	(1,639,801)	(16,973,820)

Net increase	92,778,706	$958,690,860

Increase derived from capital shares transactions		$958,690,860

(a)	Commencement of operations was 4/23/2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Period Ended December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.06)
Net realized and unrealized gain on investments	0.69

Total from investment operations	0.63

Less Distributions
Distributions from net investment income	(0.03)
Distributions from net realized capital gains	(0.11)

Total distributions	(0.14)

Net Asset Value, End of Period	$10.49

Total Return (%) (c)	6.34	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	(e)
Ratio of net expenses to average net assets (%) (f)	0.90	(e)
Ratio of net investment loss to average net assets (%)	(0.80	)(e)
Portfolio turnover rate (%) (g)	0.00
Net assets, end of period (in millions)	$973.1

(a)	Commencement of operations was 4/23/2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(g)	There were no long term sale transactions during the period ended December 31, 2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust.

The portfolio included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”) (commenced operations on April 23, 2012), which is diversified. The Portfolio’s shares first became available to investors through certain separate accounts on April 30, 2012. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B Shares. Class B Shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadvisor”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by (the Subadviser), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the account of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2012	% of Total Assets at December 31, 2012
Invesco Balanced-Risk Allocation Portfolio, Ltd.	4/23/2012	$227,000,477	23.2%

3. Significant Accounting Policies

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

MIST-10

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and

MIST-11

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, distribution redesignations, foreign currency tax expense reclass, distribution and service fees and controlled foreign corporations. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MIST-12

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Invesco Advisers, Inc. (“the Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended December 31, 2012	% per annum	Average Daily Net Assets
$2,140,040	0.675%	First $250 Million
	0.650%	$250 Million to $750 Million
	0.625%	$750 Million to $1 Billion
	0.600%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The Subadviser voluntarily agreed to waive its entire subadvisory fee through July 31, 2012. Additionally, the Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or non-registered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived through July 31, 2012, and also agreed to waive a portion of the management fee related to the Subadviser’s waiving of its advisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the period ended December 31, 2012 are shown as a management fee waiver in the Consolidated Statement of Operations.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2013. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not

MIST-13

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.10%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2012, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the period ended December 31, 2012 are shown as expense reimbursed by the Adviser in the Consolidated Statement of Operations, if applicable.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2012 were as follows:

There were no long term sale transactions during the period ended December 31, 2012.

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$90,130,000	$—	$—

6. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate,

MIST-14

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

MIST-15

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts*	$2,214,829	Unrealized depreciation on futures contracts*	$1,635,034
Equity	Unrealized appreciation on futures contracts	7,552,404	Unrealized depreciation on futures contracts	279,984
Commodity	Unrealized appreciation on futures contracts	1,007,893	Swaps at market value	1,104,625
			Unrealized depreciation on futures contracts	3,833,028

Total		$10,775,126		$6,852,671

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to consolidated financial statements. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

Transactions in derivative instruments during the period ended December 31, 2012, were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Commodity	Total
Futures contracts	$1,578,958	$—	$20,565,251	$6,066,730	$28,210,939
Swap contracts	41,281	—	242,059	(1,013,165)	(729,825)

	$1,620,239	$—	$20,807,310	$5,053,565	$27,481,114

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Commodity	Total
Futures contracts	$579,795	$—	$7,272,420	$(2,825,135)	$5,027,080
Swap contracts	—	—	—	(1,012,654)	(1,012,654)

	$579,795	$—	$7,272,420	$(3,837,789)	$4,014,426

MIST-16

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

For the period ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(b)
Futures contracts long	$271,485,043
Futures contracts short	861
Swap contracts	195,275

(b)	Averages are based on activity levels during 2012.

7. Futures Contracts

The futures contracts outstanding as of December 31, 2012 were as follows:

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation/ (Depreciation)
Aluminum HG Futures	01/16/13	69	$3,632,547	$(102,334)
Australian 10 Year Treasury Bond Futures	03/15/13	1,050	133,856,156	606,931
Brent Crude Oil Futures	01/16/13	187	20,347,571	429,999
Canada Government Bond 10 Year Futures	03/20/13	849	115,793,945	(107,346)
Copper LME Futures	05/15/13	268	54,018,850	(809,125)
Euro Stoxx 50 Index Futures	03/15/13	1,815	62,654,314	(6,480)
FTSE 100 Index Futures	03/15/13	624	59,552,151	(273,504)
Gas Oil Futures	01/10/13	153	14,310,009	(126,909)
Gas Oil Futures	02/12/13	10	933,280	(6,280)
Gasoline RBOB Futures	01/31/13	127	14,498,399	232,509
German Euro Bund Futures	03/07/13	681	129,692,290	1,221,538
Hang Seng Index Futures	01/30/13	259	37,744,157	139,210
Heating Oil Futures	03/28/13	57	7,122,199	49,267
Japanese 10 Year Government Bond Mini Futures	03/11/13	56	93,509,274	(655,347)
Russell 2000 Mini Index Futures	03/15/13	673	56,003,923	972,257
S&P 500 E-Mini Index Futures	03/15/13	980	69,286,686	298,214
Silver Futures	03/26/13	207	34,073,325	(2,788,380)
Topix Index Futures	03/08/13	724	65,851,967	6,142,723
U.S. Treasury Bond 30 Year Futures	03/19/13	463	69,164,841	(872,341)
United Kingdom Long Gilt Bond Futures	03/26/13	786	151,452,793	386,360
WTI Light Sweet Crude Oil Futures	05/20/13	101	9,146,372	296,118

Net Unrealized Appreciation				$5,027,080

8. Swap Agreements

Open total return swaps at December 31, 2012 were as follows:

Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Receive	0.530%	10/03/13	Barclays Bank PLC	Barclays Commodity Strategy 1635 Excess Return Index	(15,617,142)	USD	$(554,792)	$—	$(554,792)
Receive	0.220%	04/25/13	Barclays Bank PLC	Barclays Gold Nearby S2 Excess Return Index	(24,633,089)	USD	(324,913)	(47,760)	(277,153)
Receive	0.150%	05/31/13	Merrill Lynch	Dow Jones-UBS Gold Index	(34,326,212)	USD	—	—	—
Receive	0.450%	10/15/13	JP Morgan Chase Bank N.A.	Excess Return Commodity Index	(13,758,520)	USD	(33,144)	(13,056)	(20,088)
Receive	0.600%	11/04/13	Goldman Sachs Intl.	S&P GSCI 3 Month Forward Index	(9,806,700)	USD	(191,776)	(31,155)	(160,621)

Totals							$(1,104,625)	$(91,971)	$(1,012,654)

MIST-17

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

9. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the period ended December 31, 2012 is as follows:

Security Description	Shares Purchased	Shares Sold	Number of Shares held at December 31, 2012
Invesco V.I. Money Market Fund	122,723,589	(111,107,300)	11,616,289
Premier Portfolio Institutional Class	703,166,111	(665,972,867)	37,193,244
STIC (Global Series) PLC—U.S. Dollar Liquidity Portfolio Institutional Class	191,821,059	(48,364,514)	143,456,545
STIT-Government & Agency Portfolio Institutional Class	186,837,552	(186,837,552)	—
STIT-Liquid Assets Portfolio Institutional Class	685,143,020	(647,949,776)	37,193,244
STIT-STIC Prime Portfolio Institutional Class	184,546,698	(184,546,698)	—
STIT-Treasury Portfolio Institutional Class	246,920,211	(246,920,211)	—

Security Description	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Income from Affiliated Investments	Ending Value as of December 31, 2012
Invesco V.I. Money Market Fund	$—	$—	$4,368	$11,616,289
Premier Portfolio Institutional Class	—	—	41,885	37,193,244
STIC (Global Series) PLC—U.S. Dollar Liquidity Portfolio Institutional Class	—	—	57,083	143,456,545
STIT-Government & Agency Portfolio Institutional Class	—	—	21,245	—
STIT-Liquid Assets Portfolio Institutional Class	—	—	64,553	37,193,244
STIT-STIC Prime Portfolio Institutional Class	—	—	27,237	—
STIT-Treasury Portfolio Institutional Class	—	—	14,489	—

	$—	$—	$230,860	$229,459,322

10. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

11. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

12. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2012 were as follows:

Ordinary Income	Long-Term Capital Gain	Total
$10,672,798	$2,313,398	$12,986,196

MIST-18

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Deferral	Total
$9,800,440	$2,796,545	$2,055,768	$(350,655)	$14,302,098

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

13. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-19

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Balanced-Risk Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Invesco Balanced-Risk Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the financial highlights for the period April 23, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from the brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Invesco Balanced-Risk Allocation Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations, the changes in net assets, and the financial highlights for the period April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-21

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-22

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-23

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned 18.51%, 18.23%, and 18.34%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 14.59% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The year 2012 began with improving economic data in the U.S. and a rally in equities that continued almost uninterrupted into the spring. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets.

This negative news from overseas precipitated a slowdown in the U.S., where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid until late in the year, financial markets were influenced negatively by these weakening economic data. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the U.S. Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Near year-end, market psychology turned negative—first, due to uncertainty about the outcome of the presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the so-called “fiscal cliff”—a variety of tax increases and spending cuts scheduled to take effect in January 2013.

Despite volatility for much of the year, major equity market indexes delivered double-digit gains.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio had strong positive returns and outperformed versus the Russell 2000 Growth Index due primarily to solid stock selection. The Portfolio outperformed in the Consumer Discretionary, Information Technology, Industrials, Telecommunication Services and Energy sectors. Performance in the Health Care, Consumer Staples and Financials sectors was below the index.

The Portfolio outperformed by the widest margin in the Consumer Discretionary sector due primarily to stock selection however, the Consumer sector overall was strong and our modest overweight allocation was also beneficial. As the U.S. housing market bottomed and a recovery began to materialize, homebuilder Ryland Group Inc. appreciated by more than 100% and benefitted performance. Other strong contributors in this sector included TRW Automotive Holdings Corp. and DSW, Inc.

Information Technology (“IT”) was another significant positive sector for the Portfolio during the year. SolarWinds, Inc. is a provider of powerful and affordable IT management software which continues to benefit from increased revenue brought about by its innovative web-based delivery model and showed resilient growth through recent macroeconomic disruptions. Another contributor was Cymer, Inc. A leading producer of lasers for semiconductor manufacturing, Cymer’s stock was up strongly late in the year when it agreed in principle to be acquired for a substantial premium, although the stock was still a holding at the end of the year.

The Portfolio also outperformed in the Industrials sector due to stock selection. Aerospace and defense parts supplier, TransDigm Group, Inc. continued to benefit from a recovery in after-market aerospace parts, while private prison operator Corrections Corporation of America benefitted from preliminary moves to convert the business structure into a real estate investment trust, which was rewarded by the market.

The Portfolio underperformed the index in the Health Care sector due both to stock selection and an underweight position in this relatively strong market sector. One significant detractor was NuVasive, Inc. which offers leading technology in neuromonitoring systems and minimally invasive lateral surgeries. The company pre-announced that it would miss its third quarter earnings guidance and the market dramatically punished the stock despite the apparent short term nature of its issues. Health Care systems software company, Quality Systems Inc. and Salix Pharmaceuticals Inc. also detracted from performance during the year.

The Portfolio also was challenged in the Consumer Staples sector due to stock selection. Diamond Foods Inc. is a snack and nut company which negatively impacted performance during the year. Concerns surrounding accounting practices for walnut stocks eventually led to a pending restatement of the companies financials. Additionally the company’s relationships with walnut suppliers became strained and some refused to honor their delivery contracts. The stock was sold from the Portfolio during the year. A very modest cash position in the Portfolio also detracted from relative performance since the small cap market was up significantly during the year.

Portfolio positioning is based primarily on our bottom-up stock selection process, and our long term investment horizon leads to relatively low turnover. Throughout the year, the Portfolio maintained a “barbell” positioning that provided exposure to cyclical growth

MIST-1

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

opportunities as well as more defensive areas of the market. Changes were modest within this framework however, the most significant changes included reductions in the Consumer Staples, Information Technology, and Energy sectors. Exposure to the Financials and Industrials sectors was increased.

Juliet Ellis

Juan Hartsfield

Clay Manley

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

INVESCO SMALL CAP GROWTH PORTFOLIO MANAGED BY

INVESCO ADVISERS, INC. VS. RUSSELL 2000 GROWTH INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31,2012)

	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	18.51	4.14	9.62
Class B	18.23	3.89	9.40
Class E	18.34	3.98	9.51
Russell 2000 Growth Index[1]	14.59	3.49	9.80

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
CoStar Group, Inc.	1.4
Cymer, Inc.	1.3
Manhattan Associates, Inc.	1.3
SolarWinds, Inc.	1.3
SBA Communications Corp. - Class A	1.3
Aspen Technology, Inc.	1.3
Alliance Data Systems Corp.	1.2
Penn National Gaming, Inc.	1.1
Affiliated Managers Group, Inc.	1.1
TRW Automotive Holdings Corp.	1.1

Top Sectors

% of Market Value of Total Investments
Information Technology	24.6
Consumer Discretionary	17.8
Health Care	17.1
Industrials	14.9
Financials	8.6
Energy	6.4
Materials	3.9
Consumer Staples	2.3
Cash & Cash Equivalents	2.3
Telecommunication Services	1.3

MIST-3

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.86%	$1,000.00	$1,087.40	$4.51
	Hypothetical*	0.86%	$1,000.00	$1,020.81	$4.37

Class B(a)	Actual	1.11%	$1,000.00	$1,086.30	$5.82
	Hypothetical*	1.11%	$1,000.00	$1,019.56	$5.63

Class E(a)	Actual	1.01%	$1,000.00	$1,086.40	$5.30
	Hypothetical*	1.01%	$1,000.00	$1,020.06	$5.13

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—97.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Hexcel Corp. (a)	539,291	$14,539,285
TransDigm Group, Inc.	121,264	16,535,559

		31,074,844

Air Freight & Logistics—1.5%
Forward Air Corp. (b)	332,318	11,634,453
HUB Group, Inc. - Class A (a)	385,212	12,943,123

		24,577,576

Auto Components—2.0%
Tenneco, Inc. (a)	409,179	14,366,275
TRW Automotive Holdings Corp. (a)	319,889	17,149,249

		31,515,524

Biotechnology—5.1%
Acorda Therapeutics, Inc. (a)	297,951	7,407,062
Amarin Corp. plc (ADR) (a) (b)	836,884	6,770,392
BioMarin Pharmaceutical, Inc. (a)	313,933	15,461,200
Incyte Corp., Ltd. (a) (b)	791,295	13,143,410
Myriad Genetics, Inc. (a)	523,188	14,256,873
Seattle Genetics, Inc. (a) (b)	507,112	11,764,998
United Therapeutics Corp. (a)	242,113	12,933,676

		81,737,611

Building Products—1.1%
AO Smith Corp.	269,836	17,018,557

Capital Markets—2.7%
Affiliated Managers Group, Inc. (a)	137,718	17,923,998
Greenhill & Co., Inc. (b)	128,886	6,700,783
SEI Investments Co.	314,731	7,345,822
Stifel Financial Corp. (a)	345,424	11,043,205

		43,013,808

Chemicals—1.9%
Intrepid Potash, Inc. (b)	314,457	6,694,789
Olin Corp. (b)	577,501	12,468,247
Rockwood Holdings, Inc.	216,674	10,716,696

		29,879,732

Commercial Banks—3.5%
East West Bancorp, Inc.	540,863	11,623,146
Huntington Bancshares, Inc.	1,488,124	9,509,112
PrivateBancorp, Inc.	734,208	11,248,067
Prosperity Bancshares, Inc. (b)	279,830	11,752,860
SVB Financial Group (a)	204,821	11,463,831

		55,597,016

Commercial Services & Supplies—1.9%
Corrections Corp. of America	480,529	17,044,363
Tetra Tech, Inc. (a)	539,024	14,257,185

		31,301,548

Communications Equipment—1.3%
Finisar Corp. (a) (b)	495,471	$8,076,177
NETGEAR, Inc. (a) (b)	331,146	13,053,776

		21,129,953

Construction Materials—0.8%
Martin Marietta Materials, Inc. (b)	135,807	12,803,884

Distributors—1.0%
Pool Corp.	371,837	15,736,142

Electric Utilities—0.8%
ITC Holdings Corp. (b)	167,968	12,918,419

Electrical Equipment—1.7%
Acuity Brands, Inc.	205,208	13,898,738
Regal-Beloit Corp.	194,026	13,673,012

		27,571,750

Electronic Equipment, Instruments & Components—3.3%
Cognex Corp.	291,760	10,742,603
IPG Photonics Corp. (b)	96,379	6,423,660
Littelfuse, Inc.	219,359	13,536,644
National Instruments Corp.	453,048	11,693,169
SYNNEX Corp. (a) (b)	325,244	11,181,889

		53,577,965

Energy Equipment & Services—3.8%
Atwood Oceanics, Inc. (a)	256,488	11,744,586
Dresser-Rand Group, Inc. (a)	250,178	14,044,993
Dril-Quip, Inc. (a)	186,420	13,617,981
Lufkin Industries, Inc. (b)	155,644	9,047,586
Patterson-UTI Energy, Inc. (b)	665,188	12,392,452

		60,847,598

Food & Staples Retailing—0.6%
Harris Teeter Supermarkets, Inc.	254,464	9,812,132

Food Products—1.7%
B&G Foods, Inc.	449,197	12,716,767
Lancaster Colony Corp. (b)	204,003	14,114,968

		26,831,735

Health Care Equipment & Supplies—4.7%
Insulet Corp. (a) (b)	403,210	8,556,116
Masimo Corp. (b)	448,033	9,413,173
Meridian Bioscience, Inc. (b)	352,162	7,131,281
NuVasive, Inc. (a)	469,734	7,262,088
Sirona Dental Systems, Inc. (a)	255,842	16,491,575
STERIS Corp.	366,641	12,733,442
Thoratec Corp. (a) (b)	350,296	13,143,106

		74,730,781

Health Care Providers & Services—4.2%
Centene Corp. (a)	347,517	14,248,197
Chemed Corp. (b)	216,036	14,817,909

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Health Management Associates, Inc. Class A (a)	1,088,140	$10,141,465
HMS Holdings Corp. (a) (b)	336,190	8,714,045
MEDNAX, Inc. (a) (b)	154,747	12,305,481
VCA Antech, Inc. (a) (b)	354,901	7,470,666

		67,697,763

Hotels, Restaurants & Leisure—4.3%
Choice Hotels International, Inc. (b)	252,692	8,495,505
Domino’s Pizza, Inc.	334,759	14,578,755
Jack in the Box, Inc. (a)	451,684	12,918,162
Life Time Fitness, Inc. (a) (b)	312,512	15,378,716
Penn National Gaming, Inc. (a) (b)	372,630	18,299,859

		69,670,997

Household Durables—2.3%
Ethan Allen Interiors, Inc.	411,447	10,578,302
Mohawk Industries, Inc. (a)	137,423	12,432,659
Ryland Group, Inc. (The)	374,747	13,678,266

		36,689,227

Insurance—1.7%
Brown & Brown, Inc.	528,912	13,466,099
HCC Insurance Holdings, Inc.	368,419	13,708,871

		27,174,970

Internet Software & Services—3.1%
CoStar Group, Inc. (a) (b)	248,366	22,196,470
DealerTrack Holdings, Inc. (a) (b)	409,418	11,758,485
ValueClick, Inc. (a) (b)	824,669	16,006,825

		49,961,780

IT Services—1.2%
Alliance Data Systems Corp. (a) (b)	132,954	19,246,421

Leisure Equipment & Products—0.9%
Brunswick Corp. (b)	487,945	14,194,320

Life Sciences Tools & Services—2.3%
PAREXEL International Corp. (a)	530,856	15,708,029
PerkinElmer, Inc.	401,666	12,748,879
Techne Corp.	134,095	9,164,052

		37,620,960

Machinery—4.4%
Crane Co.	254,861	11,794,967
Lincoln Electric Holdings, Inc.	315,850	15,375,578
Lindsay Corp. (b)	184,911	14,815,069
WABCO Holdings, Inc. (a)	202,119	13,176,138
Wabtec Corp.	176,546	15,454,837

		70,616,589

Marine—0.6%
Kirby Corp. (a)	159,636	9,879,872

Metals & Mining—1.2%
Allied Nevada Gold Corp. (a) (b)	121,051	$3,647,267
Carpenter Technology Corp.	238,092	12,292,690
Detour Gold Corp. (a)	144,317	3,611,189

		19,551,146

Oil, Gas & Consumable Fuels—2.6%
Berry Petroleum Co. - Class A (b)	297,654	9,986,292
Energen Corp.	243,405	10,975,131
Oasis Petroleum, Inc. (a)	434,151	13,806,002
Resolute Energy Corp. (a) (b)	851,381	6,921,727

		41,689,152

Pharmaceuticals—0.8%
Salix Pharmaceuticals, Ltd. (a)	316,393	12,807,589

Real Estate Investment Trusts—0.8%
Colonial Properties Trust	569,000	12,159,530

Semiconductors & Semiconductor Equipment—5.0%
Cymer, Inc. (a)	239,222	21,632,846
Microsemi Corp. (a)	578,886	12,179,761
MKS Instruments, Inc.	387,050	9,978,149
Power Integrations, Inc. (b)	305,635	10,272,392
Semtech Corp. (a)	440,931	12,764,952
Teradyne, Inc. (a) (b)	747,759	12,629,650

		79,457,750

Software—10.7%
ANSYS, Inc. (a)	209,955	14,138,370
Aspen Technology, Inc. (a)	755,642	20,885,945
Cadence Design Systems, Inc. (a)	990,172	13,377,224
CommVault Systems, Inc. (a)	206,221	14,375,666
Informatica Corp. (a)	388,535	11,780,381
Interactive Intelligence Group, Inc. (a)	298,924	10,025,911
Manhattan Associates, Inc. (a)	349,369	21,080,925
Mentor Graphics Corp. (a)	630,453	10,730,310
MICROS Systems, Inc. (a)	285,360	12,110,678
MicroStrategy, Inc. - Class A (a)	90,183	8,421,289
Parametric Technology Corp. (a)	438,594	9,872,751
SolarWinds, Inc. (a)	400,667	21,014,984
Websense, Inc. (a)	311,825	4,689,848

		172,504,282

Specialty Retail—5.0%
DSW, Inc. - Class A	232,835	15,294,931
Foot Locker, Inc.	467,693	15,022,299
Group 1 Automotive, Inc. (b)	225,372	13,970,810
Monro Muffler Brake, Inc. (b)	290,537	10,160,079
Tractor Supply Co.	151,938	13,425,242
Vitamin Shoppe, Inc. (a) (b)	209,807	12,034,530

		79,907,891

Textiles, Apparel & Luxury Goods—2.5%
Steven Madden, Ltd. (a) (b)	283,573	11,986,630
Under Armour, Inc. - Class A (a) (b)	219,654	10,659,809

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Warnaco Group, Inc. (The) (a)	235,007	$16,819,451

		39,465,890

Trading Companies & Distributors—1.7%
Watsco, Inc. (b)	180,441	13,515,031
WESCO International, Inc. (a) (b)	210,892	14,220,447

		27,735,478

Wireless Telecommunication Services—1.3%
SBA Communications Corp. - Class A (a) (b)	295,513	20,987,333

Total Common Stocks (Cost $1,248,225,487)		1,570,695,515

Short-Term Investments—22.0%

Mutual Fund—19.7%
State Street Navigator Securities Lending Prime Portfolio (c)	316,731,896	316,731,896

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $36,643,020 on 01/02/13, collateralized by $37,380,000 Federal Home Loan Mortgage Corp. at 0.420% due 06/19/15 with a value of $37,380,000.	36,643,000	36,643,000

Total Short-Term Investments (Cost $353,374,896)		353,374,896

Total Investments—119.9% (Cost $1,601,600,383) (d)		1,924,070,411
Other assets and liabilities (net)—(19.9)%		(319,518,216)

Net Assets—100.0%		$1,604,552,195

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $319,906,154 and the collateral received consisted of cash in the amount of $316,731,896 and non-cash collateral with a value of $3,333,798. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,601,811,691. The aggregate unrealized appreciation and depreciation of investments were $369,128,689 and $(46,869,969), respectively, resulting in net unrealized appreciation of $322,258,720 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2- other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3- significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,570,695,515	$—	$—	$1,570,695,515
Short-Term Investments
Mutual Fund	316,731,896	—	—	316,731,896
Repurchase Agreement	—	36,643,000	—	36,643,000
Total Short-Term Investments	316,731,896	36,643,000	—	353,374,896
Total Investments	$1,887,427,411	$36,643,000	$—	$1,924,070,411

Collateral for securities loaned (Liability)	$—	$(316,731,896)	$—	$(316,731,896)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,924,070,411
Receivable for investments sold		4,592,776
Receivable for fund shares sold		211,603
Dividends receivable		452,860
Other assets		2,994

Total Assets		1,929,330,644

Liabilities
Due to custodian	$126,958
Payables for:
Investments purchased	4,465,432
Fund shares redeemed	2,094,587
Collateral for securities loaned	316,731,896
Accrued Expenses:
Management fees	1,113,433
Distribution and service fees— Class B	69,109
Distribution and service fees— Class E	1,390
Administration fees	7,830
Custodian and accounting fees	17,030
Deferred trustees’ fees	7,087
Other expenses	143,697

Total Liabilities		324,778,449

Net Assets		$1,604,552,195

Net assets represented by
Paid in surplus		$1,180,479,409
Accumulated net realized gain		95,342,510
Unrealized appreciation on investments		322,470,028
Undistributed net investment income		6,260,248

Net Assets		$1,604,552,195

Net Assets
Class A		$1,263,458,765
Class B		329,989,972
Class E		11,103,458
Capital Shares Outstanding*
Class A		80,613,872
Class B		21,670,346
Class E		717,605
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$15.67
Class B		15.23
Class E		15.47

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,601,600,383.
(b)	Includes securities loaned at value of $319,906,154.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends		$19,378,661
Interest		3,740
Securities lending income		1,334,168

Total investment income		20,716,569
Expenses
Management fees	$13,153,860
Administration fees	43,345
Custodian and accounting fees	118,706
Distribution and service fees—Class B	810,091
Distribution and service fees—Class E	17,234
Audit and tax services	36,123
Legal	28,320
Trustees’ fees and expenses	28,816
Shareholder reporting	161,238
Insurance	2,829
Miscellaneous	21,518

Total expenses	14,422,080
Less management fee waiver	(250,000)
Less broker commission recapture	(25,408)

Net expenses	14,146,672

Net Investment Income		6,569,897

Net Realized and Unrealized Gain
Net realized gain on:
Investments		95,718,070
Foreign currency transactions		4

Net realized gain		95,718,074

Net change in unrealized appreciation on investments		158,022,662

Net realized and unrealized gain		253,740,736

Net Increase in Net Assets From Operations		$260,310,633

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income (loss)	$6,569,897	$(3,793,932)
Net realized gain	95,718,074	110,844,027
Net change in unrealized appreciation (depreciation)	158,022,662	(117,350,057)

Net increase (decrease) in net assets resulting from operations	260,310,633	(10,299,962)

Distributions to Shareholders
From net realized capital gains
Class A	(74,437,402)	—
Class B	(20,528,494)	—
Class E	(737,571)	—

Net decrease in net assets resulting from distributions	(95,703,467)	—

Net increase in net assets from capital share transactions	17,544,091	64,525,269

Net Increase in Net Assets	182,151,257	54,225,307

Net Assets
Net assets at beginning of period	1,422,400,938	1,368,175,631

Net assets at end of period	$1,604,552,195	$1,422,400,938

Accumulated undistributed net investment income (loss) at end of period	$6,260,248	$(25,067)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	4,202,912	$63,039,438	18,148,441	$276,460,522
Reinvestments	5,009,247	74,437,402	—	—
Redemptions	(7,606,890)	(116,357,715)	(14,841,203)	(232,899,236)

Net increase	1,605,269	$21,119,125	3,307,238	$43,561,286

Class B
Sales	3,079,281	$45,355,899	5,682,360	$81,409,806
Reinvestments	1,419,674	20,528,494	—	—
Redemptions	(4,634,698)	(68,176,370)	(4,217,300)	(60,442,769)

Net increase (decrease)	(135,743)	$(2,291,977)	1,465,060	$20,967,037

Class E
Sales	92,910	$1,394,704	329,552	$4,950,941
Reinvestments	50,243	737,571	—	—
Redemptions	(231,962)	(3,415,332)	(338,211)	(4,953,995)

Net decrease	(88,809)	$(1,283,057)	(8,659)	$(3,054)

Increase derived from capital shares transactions		$17,544,091		$64,525,269

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$14.07	$14.19	$11.22	$8.36		$14.86

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07	(0.03)	(0.03)	(0.00	) (b)	(0.01)
Net realized and unrealized gain (loss) on investments	2.48	(0.09)	3.00	2.86		(5.35)

Total from investment operations	2.55	(0.12)	2.97	2.86		(5.36)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00		0.00
Distributions from net realized capital gains	(0.95)	0.00	0.00	0.00		(1.14)

Total distributions	(0.95)	0.00	0.00	0.00		(1.14)

Net Asset Value, End of Period	$15.67	$14.07	$14.19	$11.22		$8.36

Total Return (%) (c)	18.51	(0.85)	26.47	34.21		(38.60)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.87	0.88	0.89	0.90		0.89
Ratio of net expenses to average net assets (%) (d)	0.86	0.87	0.87	0.90		0.89
Ratio of net investment income (loss) to average net assets (%)	0.48	(0.21)	(0.22)	0.03		(0.07)
Portfolio turnover rate (%)	28	40	36	31		43
Net assets, end of period (in millions)	$1,263.5	$1,111.8	$1,074.4	$719.1		$371.6

	Class B
	Year Ended December 31,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$13.73	$13.88	$11.00	$8.22		$14.66

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	(0.07)	(0.06)	(0.02)		(0.04)
Net realized and unrealized gain (loss) on investments	2.42	(0.08)	2.94	2.80		(5.26)

Total from investment operations	2.45	(0.15)	2.88	2.78		(5.30)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00		0.00
Distributions from net realized capital gains	(0.95)	0.00	0.00	0.00		(1.14)

Total distributions	(0.95)	0.00	0.00	0.00		(1.14)

Net Asset Value, End of Period	$15.23	$13.73	$13.88	$11.00		$8.22

Total Return (%) (c)	18.23	(1.08)	26.18	33.82		(38.73)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.12	1.13	1.14	1.15		1.14
Ratio of net expenses to average net assets (%) (d)	1.11	1.12	1.12	1.15		1.14
Ratio of net investment income (loss) to average net assets (%)	0.22	(0.46)	(0.47)	(0.23)		(0.33)
Portfolio turnover rate (%)	28	40	36	31		43
Net assets, end of period (in millions)	$330.0	$299.4	$282.4	$221.8		$159.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.92	$14.06	$11.13	$8.31	$14.80

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04	(0.05)	(0.05)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	2.46	(0.09)	2.98	2.83	(5.32)

Total from investment operations	2.50	(0.14)	2.93	2.82	(5.35)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(0.95)	0.00	0.00	0.00	(1.14)

Total distributions	(0.95)	0.00	0.00	0.00	(1.14)

Net Asset Value, End of Period	$15.47	$13.92	$14.06	$11.13	$8.31

Total Return (%) (c)	18.34	(1.00)	26.33	33.94	(38.70)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.02	1.03	1.04	1.05	1.04
Ratio of net expenses to average net assets (%) (d)	1.01	1.02	1.02	1.05	1.04
Ratio of net investment income (loss) to average net assets (%)	0.30	(0.36)	(0.38)	(0.13)	(0.23)
Portfolio turnover rate (%)	28	40	36	31	43
Net assets, end of period (in millions)	$11.1	$11.2	$11.5	$11.3	$9.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment loss was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-14

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency gains and losses, return of capital adjustments, passive foreign investment companies (PFICs) and Real Estate Investment Trusts (REITs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

MIST-15

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Invesco Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$13,153,860	0.880%	First $500 Million
	0.830%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $500 million

An identical agreement was in place for the period January 1, 2012 through April 29, 2012. Amounts waived, if applicable, for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-16

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$418,368,099	$—	$485,000,374

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $5,398,964 in purchases and $3,664,291 in sales of investments which are included above.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$—	$—	$95,703,467	$—	$95,703,467	$—

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$22,475,965	$79,373,727	$322,258,720	$—	$424,108,412

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-17

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-18

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Small Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Small Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-21

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Invesco Small Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-22

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the

MIST-23

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Invesco Small Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one- and five-year periods ended June 30, 2012, and underperformed the median of its Performance Universe and Lipper Index for the three-year period ended June 30, 2012. The Board also considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one- and five-year periods ended October 31, 2012, and underperformed its benchmark for the three-year period ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Invesco Small Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the Expense Group median, and above the Expense Universe median and the Sub-advised Expense Universe median, and that total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Fund’s expenses. The Board also noted that the Adviser had previously negotiated reductions to the Portfolio’s sub-advisory fee schedule by lowering the levels at which breakpoints took effect and that the Adviser is waiving an additional portion of its advisory fee in order for shareholders to benefit from the reduced breakpoints being implemented at the sub-advisory fee level. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios,

MIST-24

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Invesco Small Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-25

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-26

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-27

Met Investors Series Trust

Janus Forty Portfolio

Managed by Janus Capital Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Janus Forty Portfolio returned 22.83%, 22.51%, and 22.64%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 15.26% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Equity markets enjoyed a significant climb in 2012, but not without some volatile bumps along the way. Equity markets rolled over from April to June based on further signs of slowing growth, uncertainty in the U.S. and China, and continued dysfunction in Europe. Following that weakness, it took only a bit of good news in the form of the Federal Reserve’s third round of quantitative easing, (“QE3”), and bond buying by the European Central Bank to rally markets in the third quarter. In the fourth quarter, election considerations and then fear over the looming fiscal cliff weighed on investor sentiment.

At the sector level, the Health Care sector, led by Biotechnology, benefited from increased merger and acquisition activity. Health Care companies took advantage of low interest rates to make highly accretive acquisitions, which drew attention to smaller companies as potential buyout targets. Meanwhile, worries over reduced demand weighed on oil prices, which contributed to the Energy sector being among the weakest for the year.

Another important development during the year was that correlations fell. While macroeconomic data weighed on general market sentiment in the summer and again toward the end of the year, investors began to once again recognize the underlying fundamentals of individual businesses. Against that backdrop, individual companies were rewarded for executing on the strategies that set them apart from their competitors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, due primarily to individual stock selection. On an absolute return basis, Portfolio returns were highest for the Telecom Services, Consumer Staples and Consumer Discretionary sectors. The Portfolio experienced negative returns in the Materials and Energy sectors. It should be noted, however, that we have only one holding in the Telecom Services sector and only one holding in the Materials sector. The Portfolio’s outperformance relative to the benchmark was driven largely be stock selection in the Technology and Consumer Discretionary sectors. Our stock selection in the Materials, Industrials and Energy sectors detracted from relative performance.

More broadly, we were pleased to see many of the companies we invest in get rewarded by the market this year for executing on the individual business drivers we think set them apart from their competitors. We have said previously that the companies we invest in have durable growth characteristics, which should help them perform in any market environment. We’ve seen that happen this year, with the Portfolio outperforming in the third quarter, when markets were stronger and again in the fourth quarter, when macroeconomic fears like the looming fiscal cliff weighed on general market sentiment.

The Portfolio’s holdings in Information Technology were a significant source of relative outperformance, with the majority of holdings in the sector experiencing returns greater than 20% for the year. eBay Inc. and Apple Inc. are two of our largest positions in the Portfolio, and both stocks rose significantly over the 12-month period. eBay Inc. rose during the year as investors recognized the transformation of its business from a core auction marketplace to a more robust ecommerce platform. eBay Inc. has been seeing a reacceleration in its core marketplace business and continued growth in PayPal online and offline globally. We like the value proposition eBay’s e-commerce platform offers retailers and consumers, and also believe there is a growing opportunity set for the PayPal franchise.

Even though Apple Inc. fell toward the end of the year, the stock still had significant gains over the entire 12-month period, as the company had continued success in its core marketplaces and also experienced growth from new products and expansion into new markets. We believe Apple has developed a strong ecosystem with multiple devices bringing consumers and businesses into the Apple family. Once introduced to the Apple brand, customers tend to increase spending on its products, and they become more loyal and profitable to the company.

Our Consumer Discretionary holdings were also a source of relative outperformance. Many of our top performing holdings within the sector were premium-branded goods companies, or widely recognized fashion brands that have benefited from strong growth in international markets. Our top contributor to performance within the sector was News Corporation, one of our largest positions in the Portfolio. The stock rose earlier in the year after the company announced it was splitting its newspaper and television businesses. We like the company’s role as a provider of content.

The Portfolio’s Industrials and Materials holdings were the largest detractors from relative performance during the year. The Portfolio includes only one Materials holding, Turquoise Hill Resources Ltd. The stock was down this year, reflecting investor concern about how a rights offering would affect future earnings per share. The company, formerly called Ivanhoe Mines, has a mine in Mongolia that represents one of the largest, high-grade copper deposits in the world.

Our returns in the Industrials sector were positive, but lagged sector returns for the benchmark. The Portfolio holdings are mostly concentrated in Transport Services, Logistics and asset light companies that tend to underperform the more cyclical names in the sector. One of the weakest holdings in the sector, for example, was the logistics company C.H. Robinson Worldwide, Inc. The company was impacted by a shortage of trucking capacity, which reduced profitability as truckers were able to demand better pricing. We continue to like C.H. Robinson’s business model, however, which has posted 15% annual growth for years.

MIST-1

Met Investors Series Trust

Janus Forty Portfolio

Managed by Janus Capital Management LLC

Portfolio Manager Commentary*—(Continued)

At the end of the 12-month period, the Portfolio was overweight in Information Technology, Consumer Discretionary and Health Care, and underweight Energy. The Portfolio maintains a zero weight in the Energy sector. We believe competitive pressures in the pressure pumping market in North America could lead to a dramatic decrease in pressure pumping margins, so we exited our Energy Service positions highly exposed to that business until we can better understand that dynamic. We continue to look for companies in the Energy sector that have wide competitive moats and where the value drivers of the stock are in management control versus being solely based on the price of energy.

Ron Sachs

Portfolio Manager

Janus Capital Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Janus Forty Portfolio

JANUS FORTY PORTFOLIO MANAGED BY

JANUS CAPITAL MANAGEMENT LLC VS. RUSSELL 1000 GROWTH INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year	Since Inception[3]
Janus Forty Portfolio
Class A	22.83	0.78	9.45	—
Class B	22.51	0.53	—	4.08
Class E	22.64	0.63	—	4.18
Russell 1000 Growth Index[1]	15.26	3.12	7.52	3.54

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A shares is 3/19/1982. Inception of Class B and Class E shares is 4/28/2007.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Apple, Inc.	12.9
eBay, Inc.	7.6
Celgene Corp.	7.5
Express Scripts Holding Co.	6.4
News Corp.- Class A	5.5
FANUC Corp.	5.0
Limited Brands, Inc.	4.1
Crown Castle International Corp.	3.8
EMC Corp.	3.7
United Parcel Service, Inc.- Class B	3.2

Top Sectors

% of Market Value of Total Investments
Information Technology	34.9
Consumer Discretionary	18.6
Health Care	16.2
Industrials	14.9
Financials	4.0
Telecommunication Services	3.8
Cash & Cash Equivalents	2.7
Consumer Staples	2.5
Materials	2.4

MIST-3

Met Investors Series Trust

Janus Forty Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Janus Forty Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.65%	$1,000.00	$1,073.90	$3.39
	Hypothetical*	0.65%	$1,000.00	$1,021.87	$3.30

Class B(a)	Actual	0.90%	$1,000.00	$1,072.60	$4.69
	Hypothetical*	0.90%	$1,000.00	$1,020.61	$4.57

Class E(a)	Actual	0.80%	$1,000.00	$1,073.10	$4.17
	Hypothetical*	0.80%	$1,000.00	$1,021.12	$4.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Janus Forty Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—97.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.8%
Precision Castparts Corp.	268,275	$50,816,651

Air Freight & Logistics—5.1%
C.H. Robinson Worldwide, Inc.	528,450	33,408,609
United Parcel Service, Inc. - Class B	791,240	58,338,125

		91,746,734

Beverages—2.5%
Anheuser-Busch InBev N.V.	271,272	23,706,085
Pernod-Ricard S.A.	182,378	21,445,243

		45,151,328

Biotechnology—9.9%
Celgene Corp. (a)	1,728,790	136,090,349
Gilead Sciences, Inc. (a)	288,764	21,209,716
Vertex Pharmaceuticals, Inc. (a)	509,357	21,362,432

		178,662,497

Commercial Services & Supplies—2.0%
Iron Mountain, Inc.	1,157,981	35,955,310

Computers & Peripherals—16.6%
Apple, Inc.	438,368	233,663,295
EMC Corp. (a)	2,679,805	67,799,067

		301,462,362

Electronic Equipment, Instruments & Components—3.4%
Amphenol Corp. - Class A	338,908	21,927,348
TE Connectivity, Ltd.	1,088,095	40,390,086

		62,317,434

Health Care Providers & Services—6.4%
Express Scripts Holding Co. (a)	2,144,925	115,825,950

Hotels, Restaurants & Leisure—2.2%
MGM Resorts International (a)	3,423,937	39,854,627

Insurance—4.0%
AIA Group, Ltd.	7,979,800	31,803,009
Prudential plc	2,923,614	40,794,007

		72,597,016

Internet & Catalog Retail—1.0%
Amazon.com, Inc. (a)	71,995	18,080,824

Internet Software & Services—7.6%
eBay, Inc. (a)	2,698,329	137,668,746

IT Services—1.2%
MasterCard, Inc. - Class A	45,750	22,476,060

Machinery—5.0%
FANUC Corp.	488,200	90,787,541

Security Description	Shares/ Principal Amount*	Value

Media—5.6%
News Corp. - Class A	3,932,815	$100,444,095

Metals & Mining—2.4%
Turquoise Hill Resources, Ltd. (a) (b)	5,795,733	44,105,528

Software—6.0%
Microsoft Corp.	2,086,485	55,771,744
Oracle Corp.	1,577,101	52,549,005

		108,320,749

Specialty Retail—4.1%
Limited Brands, Inc. (b)	1,585,510	74,614,101

Textiles, Apparel & Luxury Goods—5.8%
Compagnie Financiere Richemont S.A. - Class A	699,013	55,895,507
NIKE, Inc. - Class B	500,760	25,839,216
Prada S.p.A. (b)	2,350,500	22,738,815

		104,473,538

Wireless Telecommunication Services—3.8%
Crown Castle International Corp. (a)	964,250	69,580,280

Total Common Stocks (Cost $1,269,016,440)		1,764,941,371

Short-Term Investments—8.8%

Mutual Fund—6.1%
State Street Navigator Securities Lending Prime Portfolio (c)	110,344,081	110,344,081

Repurchase Agreement—2.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $49,658,028 on 01/02/13, collateralized by $50,655,000 Federal Home Loan Mortgage Corp. at 0.420% due 06/19/15 with a value of $50,655,000.	49,658,000	49,658,000

Total Short-Term Investments (Cost $160,002,081)		160,002,081

Total Investments—106.2% (Cost $1,429,018,521) (d)		1,924,943,452
Other assets and liabilities (net)—(6.2)%		(111,751,428)

Net Assets—100.0%		$1,813,192,024

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $110,780,160 and the

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Janus Forty Portfolio

Schedule of Investments as of December 31, 2012

collateral received consisted of cash in the amount of $110,344,081. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,433,318,236. The aggregate unrealized appreciation and depreciation of investments were $552,686,327 and $(61,061,111), respectively, resulting in net unrealized appreciation of $491,625,216 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$50,816,651	$—	$—	$50,816,651
Air Freight & Logistics	91,746,734	—	—	91,746,734
Beverages	—	45,151,328	—	45,151,328
Biotechnology	178,662,497	—	—	178,662,497
Commercial Services & Supplies	35,955,310	—	—	35,955,310
Computers & Peripherals	301,462,362	—	—	301,462,362
Electronic Equipment, Instruments & Components	62,317,434	—	—	62,317,434
Health Care Providers & Services	115,825,950	—	—	115,825,950
Hotels, Restaurants & Leisure	39,854,627	—	—	39,854,627
Insurance	—	72,597,016	—	72,597,016
Internet & Catalog Retail	18,080,824	—	—	18,080,824
Internet Software & Services	137,668,746	—	—	137,668,746
IT Services	22,476,060	—	—	22,476,060
Machinery	—	90,787,541	—	90,787,541
Media	100,444,095	—	—	100,444,095
Metals & Mining	44,105,528	—	—	44,105,528
Software	108,320,749	—	—	108,320,749
Specialty Retail	74,614,101	—	—	74,614,101
Textiles, Apparel & Luxury Goods	25,839,216	78,634,322	—	104,473,538
Wireless Telecommunication Services	69,580,280	—	—	69,580,280
Total Common Stocks	1,477,771,164	287,170,207	—	1,764,941,371
Short-Term Investments
Mutual Fund	110,344,081	—	—	110,344,081
Repurchase Agreement	—	49,658,000	—	49,658,000
Total Short-Term Investments	110,344,081	49,658,000	—	160,002,081
Total Investments	$1,588,115,245	$336,828,207	$—	$1,924,943,452

Collateral for securities loaned (Liability)	$—	$(110,344,081)	$—	$(110,344,081)

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Janus Forty Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,924,943,452
Cash		606
Receivable for fund shares sold		522,200
Dividends receivable		671,357
Other assets		3,715

Total Assets		1,926,141,330

Liabilities
Payables for:
Fund shares redeemed	$1,291,494
Collateral for securities loaned	110,344,081
Accrued Expenses:
Management fees	939,280
Distribution and service fees— Class B	100,247
Distribution and service fees— Class E	5,167
Administration fees	8,909
Custodian and accounting fees	32,555
Deferred trustees’ fees	35,625
Other expenses	191,948

Total Liabilities		112,949,306

Net Assets		$1,813,192,024

Net assets represented by
Paid in surplus		$1,334,483,185
Accumulated net realized loss		(28,147,109)
Unrealized appreciation on investments and foreign currency transactions		495,950,898
Undistributed net investment income		10,905,050

Net Assets		$1,813,192,024

Net Assets
Class A		$1,293,099,774
Class B		479,195,438
Class E		40,896,812
Capital Shares Outstanding*
Class A		16,610,523
Class B		6,433,604
Class E		538,541
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$77.85
Class B		74.48
Class E		75.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,429,018,521.
(b)	Includes securities loaned at value of $110,780,160.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$27,427,229
Interest		4,992
Securities lending income		467,336

Total investment income		27,899,557
Expenses
Management fees	$11,317,624
Administration fees	50,086
Custodian and accounting fees	203,821
Distribution and service fees—Class B	1,140,730
Distribution and service fees—Class E	58,179
Audit and tax services	36,123
Legal	28,321
Trustees’ fees and expenses	28,816
Shareholder reporting	217,770
Insurance	3,641
Miscellaneous	17,377

Total expenses	13,102,488
Less management fee waiver	(200,734)
Less broker commission recapture	(26,532)

Net expenses	12,875,222

Net Investment Income		15,024,335

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		6,858,775
Foreign currency transactions		(18,704)

Net realized gain		6,840,071

Net change in unrealized appreciation on:
Investments		340,932,695
Foreign currency transactions		8,483

Net change in unrealized appreciation		340,941,178

Net realized and unrealized gain		347,781,249

Net Increase in Net Assets From Operations		$362,805,584

(a)	Net of foreign withholding taxes of $486,529.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Janus Forty Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$15,024,335	$7,354,830
Net realized gain	6,840,071	75,719,389
Net change in unrealized appreciation (depreciation)	340,941,178	(217,765,333)

Net increase (decrease) in net assets resulting from operations	362,805,584	(134,691,114)

Distributions to Shareholders
From net investment income
Class A	(5,837,440)	(24,186,431)
Class B	(1,056,031)	(6,932,714)
Class E	(115,043)	(697,884)

Net decrease in net assets resulting from distributions	(7,008,514)	(31,817,029)

Net decrease in net assets from capital share transactions	(179,376,050)	(59,233,284)

Net Increase (Decrease) in Net Assets	176,421,020	(225,741,427)

Net Assets
Net assets at beginning of period	1,636,771,004	1,862,512,431

Net assets at end of period	$1,813,192,024	$1,636,771,004

Accumulated undistributed net investment income (loss) at end of period	$10,905,050	$(21,051,656)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	410,638	$30,486,318	2,700,929	$193,097,660
Reinvestments	77,594	5,837,440	342,535	24,186,431
Redemptions	(2,947,401)	(218,879,590)	(3,944,931)	(274,494,024)

Net decrease	(2,459,169)	$(182,555,832)	(901,467)	$(57,209,933)

Class B
Sales	1,133,628	$80,840,933	1,192,513	$78,129,937
Reinvestments	14,647	1,056,031	102,388	6,932,714
Redemptions	(1,112,247)	(79,127,540)	(1,176,730)	(77,120,781)

Net increase	36,028	$2,769,424	118,171	$7,941,870

Class E
Sales	161,027	$11,717,952	53,272	$3,495,468
Reinvestments	1,566	115,043	10,120	697,884
Redemptions	(158,182)	(11,422,637)	(211,291)	(14,158,573)

Net increase (decrease)	4,411	$410,358	(147,899)	$(9,965,221)

Decrease derived from capital shares transactions		$(179,376,050)		$(59,233,284)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Janus Forty Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$63.65	$69.87	$64.76	$45.22	$83.81

Income (Loss) from Investment Operations
Net investment income (a)	0.66	0.32	0.29	0.07	0.02
Net realized and unrealized gain (loss) on investments	13.86	(5.32)	5.94	19.47	(32.34)

Total from investment operations	14.52	(5.00)	6.23	19.54	(32.32)

Less Distributions
Distributions from net investment income	(0.32)	(1.22)	(1.12)	0.00	(4.38)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.89)

Total distributions	(0.32)	(1.22)	(1.12)	0.00	(6.27)

Net Asset Value, End of Period	$77.85	$63.65	$69.87	$64.76	$45.22

Total Return (%) (b)	22.83	(7.32)	9.68	43.21	(41.85)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	0.66	0.67	0.68	0.67
Ratio of net expenses to average net assets (%) (c)	0.65	0.66	0.67	0.68	0.67
Ratio of net investment income to average net assets (%)	0.89	0.47	0.46	0.12	0.02
Portfolio turnover rate (%)	7	47	41	27	61
Net assets, end of period (in millions)	$1,293.1	$1,213.8	$1,395.5	$1,271.8	$627.8

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$60.93	$66.97	$62.17	$43.52	$81.06

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.48	0.15	0.14	(0.07)	(0.17)
Net realized and unrealized gain (loss) on investments	13.23	(5.10)	5.68	18.72	(31.12)

Total from investment operations	13.71	(4.95)	5.82	18.65	(31.29)

Less Distributions
Distributions from net investment income	(0.16)	(1.09)	(1.02)	0.00	(4.36)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.89)

Total distributions	(0.16)	(1.09)	(1.02)	0.00	(6.25)

Net Asset Value, End of Period	$74.48	$60.93	$66.97	$62.17	$43.52

Total Return (%) (b)	22.51	(7.54)	9.40	42.85	(41.99)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.91	0.91	0.92	0.93	0.93
Ratio of net expenses to average net assets (%) (c)	0.90	0.91	0.92	0.93	0.93
Ratio of net investment income (loss) to average net assets (%)	0.68	0.22	0.23	(0.13)	(0.27)
Portfolio turnover rate (%)	7	47	41	27	61
Net assets, end of period (in millions)	$479.2	$389.8	$420.5	$314.8	$136.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Janus Forty Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$62.10	$68.19	$63.25	$44.23	$82.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.56	0.20	0.19	(0.02)	(0.10)
Net realized and unrealized gain (loss) on investments	13.49	(5.18)	5.80	19.04	(31.63)

Total from investment operations	14.05	(4.98)	5.99	19.02	(31.73)

Less Distributions
Distributions from net investment income	(0.21)	(1.11)	(1.05)	0.00	(4.37)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.89)

Total distributions	(0.21)	(1.11)	(1.05)	0.00	(6.26)

Net Asset Value, End of Period	$75.94	$62.10	$68.19	$63.25	$44.23

Total Return (%) (b)	22.64	(7.45)	9.50	43.00	(41.94)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.81	0.81	0.82	0.83	0.83
Ratio of net expenses to average net assets (%) (c)	0.80	0.81	0.82	0.83	0.82
Ratio of net investment income (loss) to average net assets (%)	0.78	0.30	0.30	(0.03)	(0.15)
Portfolio turnover rate (%)	7	47	41	27	61
Net assets, end of period (in millions)	$40.9	$33.2	$46.5	$50.8	$27.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Janus Forty Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Janus Forty Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Janus Forty Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-12

Met Investors Series Trust

Janus Forty Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, expired capital loss carryforwards, litigation reclass and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-13

Met Investors Series Trust

Janus Forty Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Janus Capital Management LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$11,317,624	0.650%	First $1 Billion
	0.600%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $1 Billion

An identical agreement was in place for the period January 1, 2012 through April 29, 2012. Amounts waived, if applicable, for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-14

Met Investors Series Trust

Janus Forty Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$128,256,006	$—	$308,701,353

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$7,008,514	$31,817,029	$—	$—	$7,008,514	$31,817,029

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$14,992,849	$—	$491,651,183	$(27,899,566)	$478,744,466

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Total
$27,899,566	$27,899,566

MIST-15

Met Investors Series Trust

Janus Forty Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-16

Met Investors Series Trust

Janus Forty Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Janus Forty Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Forty Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Janus Forty Portfolio of Met Investors Series Trust of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-19

Met Investors Series Trust

Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Janus Forty Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-20

Met Investors Series Trust

Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the

MIST-21

Met Investors Series Trust

Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Janus Forty Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universes and its Lipper Index for the one- and five-year periods ended June 30, 2012, and underperformed the median of its Performance Universes and its Lipper Index for the three-year period ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-year period ended October 31, 2012, and underperformed its benchmark for the three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Janus Forty Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had previously negotiated a reduction to the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for shareholders to benefit from the additional breakpoint being implemented at sub-advisory fee level. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin

MIST-22

Met Investors Series Trust

Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Janus Forty Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that

MIST-23

Met Investors Series Trust

Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-24

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-25

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Managed by Rainier Investment Management, Inc. & Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class B shares of the Jennison Large Cap Equity Portfolio returned 12.67%. The Portfolio’s benchmarks, the Russell 1000 Index1 and the Russell 1000 Growth Index2, returned 16.42% and 15.26%, respectively over the same period.

The following two sections were prepared by Rainier Investment Management who managed the Portfolio until November 2, 2012.

MARKET ENVIRONMENT / CONDITIONS

2012 started positively, as most equity indices gained over 10% in the first quarter. The adage “the market climbs a wall of worry” was in force, reflected by the nearly 30% return of the S&P 500 Index from the 2011 intra-day bottom on October 3rd. Following a strong start for U.S. equities in the first quarter, however, signs of slowing global economic growth and intensified fears regarding the potential breakup of the euro turned market sentiment in the second quarter back toward the “risk off” mindset that has regularly gripped markets in recent years. Stocks declined, commodities plunged and bond yields soared. Safety again became the preeminent concern. As was the case in both 2010 and 2011, the markets were severely tested in the middle of the year, with peak to trough corrections of over 10%, only to then surge amidst obstacles—both psychological and real—on significant multi-month rallies. As the second quarter came to an end, indications of substantive policy changes in Europe to aid capital-thin banks and perhaps even boost growth suggested that the more upbeat economic outlook evident early in the year may be resurrected in the second half.

United States equities forged ahead again in the third quarter, with most benchmark indices up 5-6%. The same indices, year to date, produced returns in the 14-16% range. After upward momentum each month in the third quarter, though, the Russell 1000 Index paused in October. Value outperformed growth by a wide margin in the October as the Technology sector significantly lagged amidst a number of weak earnings reports from bellwether companies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Index for the period Rainier Investment Management was the subadviser. The Consumer Discretionary sector was the largest detractor from relative results due primarily to two stocks which were sold in October. Starbucks Corp. was weak as the company struggled with European exposure and the position was sold as we saw signs of same-store sales deceleration. Nike Inc. also lagged amidst near-term concerns, including weakness in China, which we believed would inhibit stock performance in 2013.

Industrials was another area of notable weakness. The main culprit in this sector was Joy Global Inc., a mining equipment manufacturer, which suffered from weak coal demand and lower than expected international growth. We sold the position as we expected continued downward earnings estimate revisions and a decline in demand for mining equipment. Engineered industrial machinery manufacturer Gardner Denver Inc. also detracted from relative results. The stock was weak as a result of expected declines in one of their business lines, and we sold the position. We repositioned the Industrials sector throughout the year to minimize exposure to deep cyclicals and toward stocks that have more predictable earnings (for example, Stericycle Inc.) or secular growth catalysts (for example, Union Pacific Corp. and Kansas City Southern).

Financials underperformed in large part due to stocks we did not own, including Bank of America Corp. and Citigroup Inc., as well as the Portfolio’s underweight in the best-performing sector year-to-date. On the positive side, five portfolio holdings in this sector returned 17% or more in the 10-month period: Invesco Ltd., American Express Co., CBRE Group Inc., JPMorgan Chase & Co. and Ameriprise Financial Inc.

The Information Technology sector was the largest contributor to relative performance in the ten-month period. Favorable stock selection in the sector overcame headwinds from being overweight the sector, which has lagged other areas of the market significantly in recent months. A large active position in standout performer Apple Inc. boosted results; the stock rose nearly 50% over the 10-month period. eBay Inc. and Visa Inc. also contributed to sector performance, as did avoiding lackluster Index performers Hewlett-Packard Co. and Intel Corp.

Favorable results in the Consumer Staples sector were driven by a timely sale of Monster Beverage Corp. Monster was a top stock in 2011 and through mid-2012, but we sold the position in July as it reached our price target and we had concerns about the profitability of the European business segment. Health Care was an area of strong performance during the first 10 months of 2012, and modestly positive relative results in the sector were largely the result of seven stocks—including Cooper Cos., Express Scripts Holding Co. and Biogen Idec Inc.—that rose upwards of 20% in the period.

James R. Margard

Peter M. Musser

Andrea L. Durbin

Mark H. Dawson

Stacie L. Cowell

Daniel M. Brewer

Michael Emery

Mark W. Broughton

Portfolio Managers

Rainier Investment Management, Inc.

Jennison Associates LLC took over the Jennison Large Cap Equity Portfolio on November 2, 2012 and the following two sections were prepared by Jennison Associates. On May 1, 2013, the Portfolio is expected to merge into the Metropolitan Series Fund Jennison Growth Portfolio.

MIST-1

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Managed by Rainier Investment Management & Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

MARKET ENVIRONMENT / CONDITIONS

At the end of 2012, investors focused on the U.S. presidential election and negotiations to avert the so-called “fiscal cliff”—legislatively mandated tax increases and spending cuts set to take effect in 2013. Away from Washington, investors gauged the strength of retail spending into the important holiday season. The housing market continued to recover, employment continued to modestly improve, and corporate profitability met expectations. Federal Reserve policy remained accommodative, with a new round of quantitative easing that included Treasury purchases of nongovernment obligations. With European economies stalled and a dearth of policy measures to boost growth, the dollar held firm against the euro. In Japan, December’s elections resulted in a new administration and plans for fiscal easing, which had the effect of checking the yen’s persistent strength against the dollar. China completed its leadership transition, setting the country’s political landscape through the end of the decade. The political handoff coincided with signs of renewed economic growth and higher domestic stock prices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Information Technology holdings contributed most to the Portfolio’s outpeformance from November 2 to December 31, 2012. Salesforce.com’s revenue, earnings, and billings growth exceeded consensus forecasts. The company’s hosted applications provide access to software functions remotely as a Web-based service. We believe Salesforce’s market opportunities remain substantial. Facebook’s most recent quarterly results indicated improved ad revenues and mobile monetization. We continue to view Facebook as the world’s preeminent Internet-based social network with a dominance we believe no rival can easily match and a popularity that creates formidable barriers to entry. Given the early stage of the company’s monetization strategies, we believe Facebook’s real value will only become apparent over time. MasterCard and Visa rose on strong growth in the value of cardholder transactions. We expect both companies to continue to benefit from the consumer shift from paper money to electronic credit/debit transactions.

In Consumer Discretionary, Industria de Diseño Textil, or Inditex (Spain), one of the world’s largest fashion retailers, rose on stronger-than-expected revenue, earnings, and gross margins. Best known for its brand, Zara, the company vertically integrates textile and fashion design, manufacturing, and distribution. We believe this integration is a competitive advantage as it allows Inditex to shorten turnaround times and achieve greater flexibility, reducing merchandise stock and fashion risk.

In Industrials, Precision Castparts was a contributor of note. We expect this metal components manufacturer to benefit from order visibility in its key end markets, acquisitions, and solid operational execution, which is helping to expand margins.

Stock selection in Health Care and Energy detracted from return. Vertex Pharmaceuticals’ earnings and revenue came in shy of expectations as sales of hepatitis C drug Incivek and cystic fibrosis (CF) treatment Kalydeco were lower than anticipated. Kalydeco, the first medicine to treat the underlying cause of CF, has been approved for people with a specific mutation in the cystic fibrosis transmembrane conductance regulator gene. Promising data from an ongoing Phase II study of Kalydeco in combination with another Vertex drug suggest a potentially significant expansion of VRTX’s CF market.

Pharmacy benefits manager Express Scripts’ earnings exceeded consensus expectations, but the company cautioned about continued macroeconomic weakness. We continue to like the pharmacy benefits management industry, which we believe is positioned to benefit from an aging population that uses more prescription drugs.

In the Energy sector, National Oilwell Varco (NOV) reported in-line financial results, which may have disappointed investors who have become accustomed to the company beating forecasts. NOV makes, distributes, and services oil and gas drilling equipment for land and offshore drilling rigs around the world. Indications of slower spending trends and project delays across the exploration and production industry also weighed on the stock.

The Portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies. Relative to the Russell 1000® Growth Index, at the end of 2012, the Portfolio was overweight Consumer Discretionary, Health Care, and Information Technology, and underweight Consumer Staples and Industrials.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Manager

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

JENNISON LARGE CAP EQUITY PORTFOLIO MANAGED BY

JENNISON ASSOCIATES LLC VS. RUSSELL 1000 INDEX1 AND RUSSELL 1000 GROWTH INDEX2

AVERAGE ANNUAL RETURN3 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[3]
Jennison Large Cap Equity Portfolio
Class B	12.67	-2.16	-2.07
Russell 1000 Index[1]	16.42	1.92	0.87
Russell 1000 Growth Index[2]	15.26	3.12	2.20

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

4 Inception of Class B shares is 11/1/2007. Index returns are based on an inception date of 11/1/2007.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Apple, Inc.	6.1
Google, Inc. - Class A	3.6
MasterCard, Inc. - Class A	3.4
Amazon.com, Inc.	2.9
Precision Castparts Corp.	2.7
Inditex S.A.	2.3
Monsanto Co.	2.2
American Tower Corp.	2.2
NIKE, Inc. - Class B	2.1
Costco Wholesale Corp.	2.1

Top Sectors

% of Market Value of Total Investments
Information Technology	33.6
Consumer Discretionary	21.7
Health Care	16.4
Industrials	8.9
Consumer Staples	6.5
Financials	4.7
Energy	3.3
Materials	2.2
Cash & Cash Equivalents	1.6
Telecommunication Services	1.1

MIST-3

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class B(a)	Actual	1.05%	$1,000.00	$1,048.10	$5.41
	Hypothetical*	1.05%	$1,000.00	$1,019.86	$5.33
* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Schedule of Investments as of December 31, 2012

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—5.7%
Boeing Co. (The)	14,148	$1,066,193
Precision Castparts Corp.	10,611	2,009,936
United Technologies Corp.	13,672	1,121,241

		4,197,370

Auto Components—0.5%
BorgWarner, Inc. (a) (b)	5,348	383,024

Biotechnology—5.4%
Alexion Pharmaceuticals, Inc. (a)	11,718	1,099,266
Biogen Idec, Inc. (a)	7,308	1,071,864
Gilead Sciences, Inc. (a)	11,451	841,076
Vertex Pharmaceuticals, Inc. (a)	22,497	943,524

		3,955,730

Capital Markets—2.6%
Goldman Sachs Group, Inc. (The)	8,764	1,117,936
Morgan Stanley	41,891	800,956

		1,918,892

Chemicals—2.3%
Monsanto Co.	17,546	1,660,729

Communications Equipment—0.9%
QUALCOMM, Inc.	10,473	649,535

Computers & Peripherals—8.1%
Apple, Inc.	8,471	4,515,297
EMC Corp. (a)	58,693	1,484,933

		6,000,230

Electrical Equipment—0.8%
Roper Industries, Inc.	5,273	587,834

Energy Equipment & Services—0.9%
Schlumberger, Ltd.	9,896	685,694

Food & Staples Retailing—3.8%
Costco Wholesale Corp.	15,807	1,561,257
Whole Foods Market, Inc.	13,887	1,268,300

		2,829,557

Food Products—1.0%
Mondelez International, Inc. - Class A	30,310	771,996

Health Care Providers & Services—2.7%
Express Scripts Holding Co. (a)	23,610	1,274,940
UnitedHealth Group, Inc.	12,952	702,516

		1,977,456

Hotels, Restaurants & Leisure—4.3%
Chipotle Mexican Grill, Inc. (a)	2,967	882,564
Dunkin’ Brands Group, Inc. (b)	23,702	786,432
Panera Bread Co. - Class A (a)	2,620	416,135
Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Yum! Brands, Inc.	16,423	$1,090,487

		3,175,618

Internet & Catalog Retail—4.3%
Amazon.com, Inc. (a)	8,415	2,113,343
priceline.com, Inc. (a)	1,673	1,039,268

		3,152,611

Internet Software & Services—9.7%
Baidu, Inc. (ADR) (a)	7,220	724,094
eBay, Inc. (a)	16,002	816,422
Facebook, Inc. - Class A (a)	30,556	813,706
Google, Inc. - Class A (a)	3,744	2,655,881
LinkedIn Corp. - Class A (a) (b)	9,297	1,067,482
Rackspace Hosting, Inc. (a) (b)	8,727	648,154
Tencent Holdings, Ltd.	11,668	378,819
Youku Tudou, Inc. (a) (b)	3,061	55,833

		7,160,391

IT Services—7.4%
International Business Machines Corp.	6,823	1,306,946
MasterCard, Inc. - Class A	5,143	2,526,653
Teradata Corp. (a)	6,401	396,158
Visa, Inc. - Class A	8,126	1,231,739

		5,461,496

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	9,594	392,778

Media—1.4%
Walt Disney Co. (The)	20,394	1,015,417

Multiline Retail—0.5%
Family Dollar Stores, Inc.	6,142	389,464

Oil, Gas & Consumable Fuels—2.3%
Concho Resources, Inc. (a)	11,483	925,070
EOG Resources, Inc.	6,648	803,012

		1,728,082

Personal Products—1.6%
Estee Lauder Cos., Inc. (The) - Class A	19,752	1,182,355

Pharmaceuticals—7.9%
Abbott Laboratories	11,024	722,072
Allergan, Inc.	12,311	1,129,288
Bristol-Myers Squibb Co.	28,111	916,137
Novo Nordisk A.S. (ADR)	7,298	1,191,107
Perrigo Co.	5,509	573,101
Shire plc (ADR)	13,964	1,287,202

		5,818,907

Real Estate Investment Trusts—2.2%
American Tower Corp.	20,670	1,597,171

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—2.4%
Canadian Pacific Railway, Ltd. (b)	1,385	$140,744
Kansas City Southern	4,519	377,246
Union Pacific Corp.	10,014	1,258,960

		1,776,950

Semiconductors & Semiconductor Equipment—1.0%
ARM Holdings plc (ADR)	18,741	708,972

Software—6.6%
Intuit, Inc.	12,219	727,030
Red Hat, Inc. (a)	20,027	1,060,630
Salesforce.com, Inc. (a)	8,240	1,385,144
Splunk, Inc. (a)	11,564	335,587
VMware, Inc. - Class A (a) (b)	12,219	1,150,297
Workday, Inc. - Class A (a) (b)	4,470	243,615

		4,902,303

Specialty Retail—4.1%
Inditex S.A.	12,280	1,720,402
TJX Cos., Inc.	31,289	1,328,218

		3,048,620

Textiles, Apparel & Luxury Goods—6.7%
Burberry Group plc (ADR)	6,394	260,747
Coach, Inc.	17,087	948,499
Lululemon Athletica, Inc. (a) (b)	13,019	992,439
NIKE, Inc. - Class B	30,684	1,583,295
Ralph Lauren Corp.	7,634	1,144,489

		4,929,469

Wireless Telecommunication Services—1.1%
Crown Castle International Corp. (a)	11,391	821,974

Total Common Stocks (Cost $69,395,564)		72,880,625

Short-Term Investments—8.8%

Mutual Fund—7.2%
State Street Navigator Securities Lending Prime Portfolio (c)	5,326,703	5,326,703

Security Description	Principal Amount*	Value

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $1,164,001 on 01/02/13, collateralized by $1,065,000 Federal National Mortgage Association at 4.375% due 10/15/15 with a value of $1,191,469.	1,164,000	$1,164,000

Total Short-Term Investments (Cost $6,490,703)		6,490,703

Total Investments—107.5% (Cost $75,886,267) (d)		79,371,328
Other assets and liabilities (net)—(7.5)%		(5,517,299)

Net Assets—100.0%		$73,854,029

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $5,321,577 and the collateral received consisted of cash in the amount of $5,326,703. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $76,348,777. The aggregate unrealized appreciation and depreciation of investments were $4,158,897 and $(1,136,346), respectively, resulting in net unrealized appreciation of $3,022,551 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$4,197,370	$—	$—	$4,197,370
Auto Components	383,024	—	—	383,024
Biotechnology	3,955,730	—	—	3,955,730
Capital Markets	1,918,892	—	—	1,918,892
Chemicals	1,660,729	—	—	1,660,729
Communications Equipment	649,535	—	—	649,535
Computers & Peripherals	6,000,230	—	—	6,000,230
Electrical Equipment	587,834	—	—	587,834
Energy Equipment & Services	685,694	—	—	685,694
Food & Staples Retailing	2,829,557	—	—	2,829,557
Food Products	771,996	—	—	771,996
Health Care Providers & Services	1,977,456	—	—	1,977,456
Hotels, Restaurants & Leisure	3,175,618	—	—	3,175,618
Internet & Catalog Retail	3,152,611	—	—	3,152,611
Internet Software & Services	6,781,572	378,819	—	7,160,391
IT Services	5,461,496	—	—	5,461,496
Life Sciences Tools & Services	392,778	—	—	392,778
Media	1,015,417	—	—	1,015,417
Multiline Retail	389,464	—	—	389,464
Oil, Gas & Consumable Fuels	1,728,082	—	—	1,728,082
Personal Products	1,182,355	—	—	1,182,355
Pharmaceuticals	5,818,907	—	—	5,818,907
Real Estate Investment Trusts	1,597,171	—	—	1,597,171
Road & Rail	1,776,950	—	—	1,776,950
Semiconductors & Semiconductor Equipment	708,972	—	—	708,972
Software	4,902,303	—	—	4,902,303
Specialty Retail	1,328,218	1,720,402	—	3,048,620
Textiles, Apparel & Luxury Goods	4,929,469	—	—	4,929,469
Wireless Telecommunication Services	821,974	—	—	821,974
Total Common Stocks	70,781,404	2,099,221	—	72,880,625
Short-Term Investments
Mutual Fund	5,326,703	—	—	5,326,703
Repurchase Agreement	—	1,164,000	—	1,164,000
Total Short-Term Investments	5,326,703	1,164,000	—	6,490,703
Total Investments	$76,108,107	$3,263,221	$—	$79,371,328

Collateral for securities loaned (Liability)	$—	$(5,326,703)	$—	$(5,326,703)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$79,371,328
Cash		550
Receivable for investments sold		85,823
Dividends receivable		28,184
Other assets		1,602

Total Assets		79,487,487

Liabilities
Payables for:
Investments purchased	$118,969
Fund shares redeemed	28,241
Collateral for securities loaned	5,326,703
Accrued Expenses:
Management fees	34,724
Distribution and service fees—Class B	15,605
Administration fees	1,128
Custodian and accounting fees	11,313
Deferred trustees’ fees	35,625
Other expenses	61,150

Total Liabilities		5,633,458

Net Assets		$73,854,029

Net assets represented by
Paid in surplus		$8,309,090
Accumulated net realized gain		58,150,759
Unrealized appreciation on investments		3,485,061
Undistributed net investment income		3,909,119

Net Assets		$73,854,029

Net Assets
Class B		$73,854,029
Capital Shares Outstanding*
Class B		8,478,926
Net Asset Value, Offering Price and Redemption Price Per Share
Class B		$8.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $75,886,267.
(b)	Includes securities loaned at value of $5,321,577.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$9,161,518
Interest		1,231
Securities lending income		54,892

Total investment income		9,217,641

Expenses
Management fees	$4,948,695
Administration fees	21,430
Custodian and accounting fees	74,546
Distribution and service fees—Class B	189,324
Audit and tax services	36,123
Legal	28,321
Trustees’ fees and expenses	28,816
Shareholder reporting	76,484
Insurance	939
Miscellaneous	8,564

Total expenses	5,413,242
Less management fee waiver	(129,577)
Less broker commission recapture	(14,927)

Net expenses	5,268,738

Net Investment Income		3,948,903

Net Realized and Unrealized Gain
Net realized gain on:
Investments		138,576,570
Futures contracts		4,437,019
Foreign currency transactions		253

Net realized gain		143,013,842

Net change in unrealized depreciation on investments		(49,087,319)

Net realized and unrealized gain		93,926,523

Net Increase in Net Assets From Operations		$97,875,426

(a)	Net of foreign withholding taxes of $26,815.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$3,948,903	$3,941,428
Net realized gain	143,013,842	134,498,039
Net change in unrealized depreciation	(49,087,319)	(144,439,376)

Net increase (decrease) in net assets resulting from operations	97,875,426	(5,999,909)

Distributions to Shareholders
From net investment income
Class A (see Note 1)	(3,639,726)	(6,345,345)
Class B	(210,175)	(245,701)

Net decrease in net assets resulting from distributions	(3,849,901)	(6,591,046)

Net decrease in net assets from capital share transactions	(834,222,092)	(302,918,234)

Net Decrease in Net Assets	(740,196,567)	(315,509,189)

Net Assets
Net assets at beginning of period	814,050,596	1,129,559,785

Net assets at end of period	$73,854,029	$814,050,596

Undistributed net investment income at end of period	$3,909,119	$3,824,797

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A (see Note 1)
Sales	1,006,565	$8,377,746	35,051,829	$302,501,543
Reinvestments	416,445	3,639,726	736,119	6,345,345
Redemptions	(97,354,166)	(845,530,190)	(71,431,049)	(619,623,658)

Net decrease	(95,931,156)	$(833,512,718)	(35,643,101)	$(310,776,770)

Class B
Sales	4,522,596	$39,007,324	5,461,892	$43,664,932
Reinvestments	24,130	210,175	28,570	245,701
Redemptions	(4,702,490)	(39,926,873)	(4,439,086)	(36,052,097)

Net increase (decrease)	(155,764)	$(709,374)	1,051,376	$7,858,536

Decrease derived from capital shares transactions		$(834,222,092)		$(302,918,234)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$7.75	$8.09	$7.04	$5.76	$10.00

Income (Loss) from Investment Operations
Net investment income (a)	0.03	0.02	0.03	0.04	0.05
Net realized and unrealized gain (loss) on investments	0.95	(0.33)	1.05	1.29	(4.19)

Total from investment operations	0.98	(0.31)	1.08	1.33	(4.14)

Less Distributions
Distributions from net investment income	(0.02)	(0.03)	(0.03)	(0.05)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.10)

Total distributions	(0.02)	(0.03)	(0.03)	(0.05)	(0.10)

Net Asset Value, End of Period	$8.71	$7.75	$8.09	$7.04	$5.76

Total Return (%) (b)	12.67	(3.84)	15.38	23.25	(41.80)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	0.94	0.94	0.95	0.96
Ratio of net expenses to average net assets (%) (c)	0.99	0.94	0.94	0.95	0.94
Ratio of net investment income to average net assets (%)	0.41	0.23	0.46	0.61	0.63
Portfolio turnover rate (%)	96	88	84	91	98
Net assets, end of period (in millions)	$73.9	$67.0	$61.4	$42.9	$30.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio. On November 19, 2012, shareholders of Class A shares fully redeemed assets previously invested in Class A Shares of the Portfolio.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture and foreign currency translation. These adjustments have no impact on net assets or the results of operations.

MIST-12

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Jennison Associates LLC (the “Subadviser”), effective November 2, 2012, for investment subadvisory services in connection with the investment management of the Portfolio. Prior to November 2, 2012, the Adviser had a subadvisory agreement with Rainier Investment Management, Inc. for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

MIST-13

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$4,948,695	0.700%	First $150 Million
	0.675%	$150 Million to $300 Million
	0.650%	$300 Million to $1 Billion
	0.600%	Over $1 Billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period November 2, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	$537.5 Million to $1 Billion
0.080%	Over $1 Billion

In addition to the above waiver agreement, the Subadviser has agreed for the period from November 2, 2012 through April 30, 2013, to waive a portion of their subadvisory fees by calculating the fees for assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate, and then apportioning the resulting subadvisory fee among the two portfolios. The Adviser has voluntarily agreed to reduce its management fee for the Portfolio by the amount waived (if any) by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver.

Prior to November 2, 2012, the Adviser had agreed, for the period April 30, 2012 to November 1, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$150 million to $300 million
0.025%	$500 million to $1 billion

An identical agreement was in place for the period January 1, 2012 through April 29, 2012.

Amounts waived, if applicable, for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the

MIST-14

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$668,532,117	$—	$1,464,255,957

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period October 31 through November 1, 2012, the Portfolio had bought and sold $517,216,331 in equity index futures contracts. At December 31, 2012, the Portfolio did not have any open futures contracts. For the year ended December 31, 2012, the Portfolio had realized gains in the amount of $4,437,019 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MIST-15

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$3,849,901	$6,591,046	$—	$—	$3,849,901	$6,591,046

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Post October Loss Deferrals	Total
$3,944,745	$58,613,272	$3,022,551	$—	$65,580,568

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

10. Subsequent Events

At a meeting held on November 12-13, 2012, the Board approved the acquisition of the Portfolio by the Jennison Growth Portfolio (“Jennison Growth”), a portfolio of Metropolitan Series Fund, subject to the approval of shareholders of the Portfolio. On or about February 22, 2013, the shareholders of Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Portfolio by Jennison Growth in exchange for shares of the Jennison Growth and the assumption by Jennison Growth of the liabilities of the Portfolio. If approved by shareholders, it is anticipated that the reorganization will close on or about April 29, 2013.

MIST-16

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of Jennison Large Cap Equity Portfolio and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio), one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jennison Large Cap Equity Portfolio of Met Investor Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-19

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Jennison Large Cap Equity Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-20

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the

MIST-21

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Jennison Large Cap Equity Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the one- and three-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance. The Board took into account that the Portfolio’s previous sub-adviser was replaced in November 2012, and that it was proposed that the Portfolio be reorganized into the Jennison Growth Portfolio, a series of MSF, effective on or about April 29, 2013. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Jennison Large Cap Equity Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this

MIST-22

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Jennison Large Cap Equity Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-23

Met Investors Series Trust

Jennison Large Cap Equity Portfolio (formerly Rainier Large Cap Equity Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-24

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-25

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Asset Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

Since its inception on April 23, 2012, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 6.02%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.33% over the same period.

MARKET ENVIRONMENT / CONDITIONS

With major risk aversion heading into 2012 on the global stage, the “path of least resistance” was higher in global risk assets throughout last year with an important tailwind from global monetary policy accommodation. The MSCI World Index was up 16.5% for the year, slightly outperforming the S&P 500 Index which was up 16.0% on a total return basis. Unlike 2011 when investors were caught off guard from falling Treasury rates, it appeared that the opposite occurred in 2012 where not enough participants were invested enough in risk assets.

After much of the market rally in the fourth quarter took place amidst persistent investor pessimism, there was an onus on global data in January to corroborate the upward move in risk assets. In the U.S. labor market, manufacturing, service sector, and vehicle sales data were all indicative of a broadening economic organic expansion. This bodes well for first quarter Gross Domestic Product (“GDP”) data which was important as companies added 1% to GDP in the fourth quarter through inventory accumulation in anticipation of sustained strength in final demand.

On April 25th, the Federal Reserve (“Fed”) acknowledged that they expected growth “to pick up gradually” and that inflation “had picked up somewhat.” Chairman Bernanke, however, in his press conference was cautious as usual as he commented that they were “entirely prepared to take additional balance sheet action” if the recovery began to slow.

July 26th, 2012 may go down as the day that the European Central Bank (“ECB”) finally convinced markets that they could in fact become the lender of last resort for troubled peripheral nations. On that day, ECB head Mario Draghi was on a panel in London on the topic of foreign investment in the United Kingdom where he uttered the immortal words that may have marked a turning point in the Euro crisis—“Within our mandate, the ECB is ready to do whatever it takes to preserve the euro,” Mr. Draghi said. This was a departure from the piece meal, band aid approach to solving the peripheral debt crisis and finally an attempt at giving investors what they really wanted—the full firepower of the ECB balance sheet—much like the Troubled Asset Relief Program (“TARP”) in the U.S. in late 2008 for financial institutions whose liquidity had dried up.

Similar to the ECB’s commitment to unprecedented policy accommodation, the Fed also had an evolution to their monetary policy in the second half of 2012. U.S. economic data certainly slowed from the pace of earlier in the year. Localized weakness in the labor market led Chairman Bernanke to categorize it as a “grave concern” in the annual Jackson Hole conference in late August. After a disappointing payroll report for August, the Fed followed through with an additional measure of quantitative easing—commonly referred to as “QE3” at their September Federal Open Market Committee (“FOMC”) meeting.

Despite a lot of noise, the U.S. election left the political landscape essentially unchanged. Not only did Barack Obama retain the White House, but the Republicans kept their majority in the House of Representatives and the Democrats maintained control of the Senate. With the uncertainty of the election out of the way, markets shifted their focus toward the fiscal cliff.

Finally, emerging market performance in the fourth quarter of 2012 was indicative of a resilient tone in emerging economies, which importantly included China. Since the first week of December, after hitting 4 year lows, Chinese stock indices were up 15-20% by the end of the quarter. China was able to change its leadership without any issues, which was a major uncertainty last year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

At its core, the Portfolio’s long-term Strategic Asset Allocation (“SAA”) generates a globally diversified portfolio with exposure to U.S. Equities (25%), International Developed Market Equities (20%), Emerging Market Equities (5%), Investment Grade Fixed Income (25%), Convertible Bonds (20%), and Commodities (5%). Over time, the portfolio managers may overweight or underweight these asset class weights. To inform such asset allocation decisions, the portfolio managers incorporate a combination of qualitative inputs as well as a proprietary quantitative de-risking framework called Systematic Exposure Management (“SEM”). Over time, SEM aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility.

The Portfolio incepted with a significant underweight to Commodities based on the signal of the Systematic Exposure Management (“SEM”) model. Qualitatively, the Portfolio held a slight overweight relative to the Strategic Asset Allocation (“SAA”) in U.S. Equities. The overweight was driven by numerous positive economic data points coming out of the U.S. The level of private deleveraging already accomplished in the U.S. supports the possible re-emergence of the U.S. consumer, the housing market, and continued balance sheet strength in the Corporate sector. We made efforts throughout the reporting period to increase the Portfolio’s allocation to Convertible Bonds (“Converts”), as Credit remains one of our preferred asset classes while the equity characteristics inherent in Converts makes them an attractive relatively low-risk way to capitalize on positive equity market movements while offering some protection of capital in a heightened risk environment.

MIST-1

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

After relatively weak market returns in March and April, heightened market volatility in May weighed on equities and caused SEM to partially de-risk Emerging Markets Equity (“EME”) towards the end of the month. Elevated asset class volatility motivated us to qualitatively reduce the allocation to Commodities to zero in early June, while continued negative return momentum driven by ongoing solvency and contagion fears in the eurozone led SEM to partially de-risk Europe, Australasia, and Far East (“EAFE”) Equity and Converts. Volatility normalized somewhat towards the end of June after markets reacted positively to the outcome of Greek elections and hoped that European policymakers would make progress towards a more fiscally integrated Europe. The SEM model signaled to revert back to a full allocation to Converts.

The Portfolio entered the 3rd quarter exhibiting a lower-risk profile relative to the SAA driven by the SEM model, with Commodities, Europe, Australasia, and Far East (“EAFE”) and EME in de-risking mode. Qualitatively, the portfolio held an additional underweight to Commodities while U.S. Equities were tilted in favor of an overweight relative to its fully-risked SEM position. Building on the strong end to risk assets in the second quarter, the Portfolio’s de-risked profile was short-lived, however, as improving momentum lead SEM to re-risk EAFE and EME the first week of the new quarter. While Commodities remained de-risked, the modest improvement in its momentum signals helped fuel our decision to remove the qualitative underweight to the asset class.

Market stress driven by renewed concern over eurozone solvency weighed on markets early in July, however, eventually signaling SEM to de-risk Converts and EME.

At the close of August we added a new U.S. equity, actively managed strategy to the Portfolio. The strategy, Research Enhanced Equity 150 (“REI 150”, “150” refers to the long-term target tracking error relative to the S&P 500 Index), employs a dividend discount-model investment approach, leveraging a team of 30 dedicated U.S. research analysts conducting bottoms-up, fundamental research to develop stock ideas based on normalized earnings and cash flow forecasts. REI 150 launched with an 11% allocation, funded from the Portfolio’s existing U.S. equity exposure through S&P 500 Index futures. The Portfolio also funded an actively managed, bottoms-up EAFE allocation. It is worth noting that that we were able to lessen the amount of futures utilized to capture exposures as both the EAFE Enhanced and EAFE Opportunity strategies were fully implemented. Also, we began using Commodity swaps in place of futures during December, which are a more liquid alternative to the futures.

The Portfolio’s qualitative tilt in favor of equities during the 3rd quarter contributed to returns, as risk-assets outperformed fixed income. However, our decision to hold a qualitative underweight to Commodities for much of the quarter detracted from returns, as the asset class was the top performer in July and August. Meanwhile, a modest underweight to EME in favor of a tilt towards U.S. and EAFE equities aided returns through August as EME underperformed; however, the asset class showed strong resiliency and bounced back nicely in September ending up as the strongest performer for the month.

SEM detracted from performance for the 3rd quarter. Although the Portfolio benefitted from the outperformance of risk assets during the quarter, the model’s recommended signals were mixed relative to the ultimate performance of the underlying asset classes, with the timing of the Commodities signals being the primary laggard. Commodities exhibited strong outperformance in July and August, but given the depths from where the momentum signals started to improve, it took the model until early September to re-risk the asset class, ultimately missing out on the rally but suffering from being fully risked for most of September, a month that saw the asset class greatly underperform equities.

As of the end of September, the model remained fully risked and momentum continued to improve across all asset classes. Qualitatively, the Portfolio held an approximate 2.5% overweight to equities, although we held a modest underweight to EME due to concern around the impact on exports from a prolonged slowdown in the eurozone and potential fall-out from a hard-landing in China.

During the 4th quarter, weights in U.S. Equities were reduced slightly, EAFE Equities remained unchanged, and Global Convertibles and Emerging Market Equities were increased. Underweight positions included Fixed Income and Commodities and each sector was reduced during the quarter. The SEM positioning remained fully risked for the quarter.

Within the Fixed Income sleeve of the portfolio, the corporate sector and Investment Grade Financials finished as the best performing

MIST-2

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

corporate sub-sector, followed by Industrials and Utilities. The portfolio’s slight underweights to both Financials and Industrials were slight detractors over the period.

Michael Feser

Anne Lester

Jeffrey A. Geller

Nicole Fazio

Grace Koo

Jonathan Cummings

Portfolio Managers

J.P. Morgan Asset Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower

MIST-3

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

JPMORGAN GLOBAL ACTIVE ALLOCATION PORTFOLIO MANAGED BY
J.P. MORGAN ASSET MANAGEMENT INC. VS. DOW JONES MODERATE INDEX1

CUMULATIVE RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

Since Inception[3]
JPMorgan Global Active Allocation Portfolio
Class B	6.02
Dow Jones Moderate Index[1]	5.33%

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Cumulative Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 4/23/2012. Index returns are based on an inception date of 4/23/2012.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Issuers

% of Net Assets
U.S. Treasury Notes	1.1
Ares Capital Corp.	0.9
Siemens Financieringsmaatschappij N.V.	0.8
Solidium OY	0.7
British Land Co. Jersey, Ltd.	0.7
Royal Gold, Inc.	0.7
Bank of America Corp.	0.7
ORIX Corp.	0.7
Microsoft Corp.	0.6
KDDI Corp.	0.6

Top Equity Sectors

% of Market Value of Total Investments
Financials	8.0
Consumer Discretionary	5.0
Consumer Staples	3.9
Health Care	3.6
Information Technology	3.3

Top Fixed Income Sectors

% of Market Value of Total Investments
Convertible Bonds	22.1
Domestic Bonds & Debt Securities	17.5
Foreign Bonds & Debt Securities	3.6
U.S. Treasury & Government Agencies	1.2
Municipals	0.3

MIST-4

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class B(a)(b)	Actual	1.25%	$1,000.00	$1,063.40	$6.48
	Hypothetical*	1.25%	$1,000.00	$1,018.85	$6.34

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

(b) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 4 of the Notes to Financial Statements.

MIST-5

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—30.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.2%
Honeywell International, Inc.	4,986	$316,461
United Technologies Corp.	8,805	722,098

		1,038,559

Air Freight & Logistics—0.2%
United Parcel Service, Inc. - Class B	7,132	525,842
Yamato Holdings Co., Ltd.	15,700	238,727

		764,569

Airlines—0.0%
Southwest Airlines Co.	6,115	62,618

Auto Components—0.3%
Bridgestone Corp.	19,300	500,277
Continental AG	4,541	525,417
Delphi Automotive plc (a)	1,664	63,648
Johnson Controls, Inc.	11,060	339,542

		1,428,884

Automobiles—0.7%
Bayerische Motoren Werke (BMW) AG	5,725	552,130
Ford Motor Co.	7,700	99,715
General Motors Co. (a)	12,112	349,189
Honda Motor Co., Ltd.	24,300	895,659
Nissan Motor Co., Ltd.	73,800	700,469
Toyota Motor Corp.	18,800	877,520

		3,474,682

Beverages—0.5%
Beam, Inc.	1,438	87,847
Carlsberg A.S. - Class B	2,632	258,764
Coca-Cola Co. (The)	18,326	664,318
Coca-Cola Enterprises, Inc.	7,162	227,250
Dr Pepper Snapple Group, Inc.	2,866	126,620
PepsiCo, Inc.	8,467	579,397
SABMiller plc	14,530	683,899

		2,628,095

Biotechnology—0.2%
Biogen Idec, Inc. (a)	3,463	507,918
Celgene Corp. (a)	5,419	426,584
Onyx Pharmaceuticals, Inc. (a)	208	15,710
Vertex Pharmaceuticals, Inc. (a)	2,432	101,998

		1,052,210

Building Products—0.1%
Cie de St-Gobain	10,832	463,486
Masco Corp.	10,434	173,830

		637,316

Capital Markets—0.3%
Ameriprise Financial, Inc.	1,550	97,077
Credit Suisse Group AG (a)	24,374	611,576
Goldman Sachs Group, Inc. (The)	975	124,371

Capital Markets—(Continued)
Invesco, Ltd.	10,857	$283,259
Morgan Stanley	7,711	147,434
State Street Corp.	7,065	332,126

		1,595,843

Chemicals—0.8%
Air Products & Chemicals, Inc.	3,999	335,996
BASF SE	12,107	1,137,953
CF Industries Holdings, Inc.	619	125,756
Dow Chemical Co. (The)	4,896	158,239
E.I. du Pont de Nemours & Co.	3,794	170,616
Georgia Gulf Corp.	1,487	61,383
Monsanto Co.	1,814	171,695
Solvay S.A.	5,091	732,855
Syngenta AG	2,146	865,660

		3,760,153

Commercial Banks—2.2%
Australia & New Zealand Banking Group, Ltd.	27,525	720,629
Comerica, Inc.	1,607	48,756
Commonwealth Bank of Australia	4,314	280,226
East West Bancorp, Inc.	2,447	52,586
HSBC Holdings plc	183,647	1,942,403
KeyCorp.	10,188	85,783
Mitsubishi UFJ Financial Group, Inc.	364,100	1,959,273
Mizuho Financial Group, Inc.	478,200	874,935
Regions Financial Corp.	5,623	40,036
Standard Chartered plc	34,299	869,434
Sumitomo Mitsui Financial Group, Inc.	46,800	1,700,198
SunTrust Banks, Inc.	6,107	173,133
Swedbank AB - A Shares	28,726	565,282
Wells Fargo & Co.	35,801	1,223,678
Westpac Banking Corp.	5,424	148,284

		10,684,636

Commercial Services & Supplies—0.0%
Tyco International, Ltd.	7,293	213,320

Communications Equipment—0.4%
Cisco Systems, Inc.	35,052	688,772
QUALCOMM, Inc.	9,421	584,290
Telefonaktiebolaget LM Ericsson - Class B	62,074	624,357

		1,897,419

Computers & Peripherals—0.8%
Apple, Inc.	4,420	2,355,993
Fujitsu, Ltd.	108,000	453,457
Gemalto N.V.	11,036	999,156
Hewlett-Packard Co.	15,810	225,292

		4,033,898

Construction & Engineering—0.1%
Fluor Corp.	7,776	456,762

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Construction Materials—0.1%
Lafarge S.A.	5,908	$378,574

Consumer Finance—0.1%
American Express Co.	5,474	314,645
Capital One Financial Corp.	5,791	335,473

		650,118

Containers & Packaging—0.1%
Ball Corp.	3,002	134,339
Crown Holdings, Inc. (a)	6,175	227,302

		361,641

Diversified Financial Services—0.9%
Bank of America Corp.	66,419	770,460
Citigroup, Inc.	18,525	732,849
CME Group, Inc.	3,219	163,236
Deutsche Boerse AG	11,518	703,012
ING Groep N.V. (a)	81,259	777,055
ORIX Corp.	12,350	1,393,560

		4,540,172

Diversified Telecommunication Services—0.6%
AT&T, Inc.	11,797	397,677
BT Group plc	112,996	425,938
Nippon Telegraph & Telephone Corp.	7,600	319,247
Singapore Telecommunications, Ltd.	129,000	349,807
Telecom Corp. of New Zealand, Ltd.	122,942	232,500
Telstra Corp., Ltd.	89,952	409,777
Verizon Communications, Inc.	15,947	690,027

		2,824,973

Electric Utilities—0.2%
American Electric Power Co., Inc.	1,789	76,355
Edison International	4,481	202,496
Exelon Corp.	5,934	176,477
N.V. Energy, Inc.	9,196	166,816
NextEra Energy, Inc.	6,769	468,347

		1,090,491

Electrical Equipment—0.5%
Emerson Electric Co.	9,422	498,989
Mitsubishi Electric Corp.	96,000	817,099
Schneider Electric S.A.	11,939	890,453

		2,206,541

Electronic Equipment, Instruments & Components—0.3%
Anritsu Corp.	62,000	736,732
Hitachi, Ltd.	142,000	835,688

		1,572,420

Energy Equipment & Services—0.4%
Baker Hughes, Inc.	5,038	205,752
Ensco plc - Class A	4,427	262,433
Halliburton Co.	11,636	403,653

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
National Oilwell Varco, Inc.	3,632	$248,247
Petrofac, Ltd.	13,579	367,894
Schlumberger, Ltd.	5,136	355,873

		1,843,852

Food & Staples Retailing—0.1%
CVS Caremark Corp.	5,123	247,697
Kroger Co. (The)	5,399	140,482
Wal-Mart Stores, Inc.	3,427	233,824

		622,003

Food Products—1.5%
Archer-Daniels-Midland Co.	11,316	309,945
General Mills, Inc.	9,299	375,772
GrainCorp, Ltd. - Class A	15,661	201,843
Kellogg Co.	844	47,137
Mondelez International, Inc. - Class A	21,959	559,296
Nestle S.A.	33,879	2,208,034
Nutreco N.V.	9,888	845,459
Unilever N.V.	31,755	1,198,236
Unilever plc	21,979	834,275
Viscofan S.A.	9,874	550,929

		7,130,926

Gas Utilities—0.0%
AGL Resources, Inc.	1,162	46,445
UGI Corp.	1,603	52,434

		98,879

Health Care Equipment & Supplies—0.2%
Baxter International, Inc.	3,275	218,311
CareFusion Corp. (a)	11,165	319,096
Covidien plc	6,704	387,089
Hologic, Inc. (a)	1,207	24,176

		948,672

Health Care Providers & Services—0.2%
AmerisourceBergen Corp.	1,582	68,311
DaVita Health Care Partners, Inc. (a)	1,621	179,169
Humana, Inc.	5,145	353,101
UnitedHealth Group, Inc.	9,140	495,754

		1,096,335

Hotels, Restaurants & Leisure—0.8%
InterContinental Hotels Group plc	56,885	1,599,701
Royal Caribbean Cruises, Ltd.	1,344	45,696
Sands China, Ltd.	92,400	414,502
Sodexo	9,657	809,214
William Hill plc	128,608	730,446
Yum! Brands, Inc.	1,074	71,314

		3,670,873

Household Durables—0.8%
Barratt Developments plc (a)	261,561	884,691

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Berkeley Group Holdings plc (a)	40,560	$1,185,180
Electrolux AB - Series B	14,446	379,404
Lennar Corp. - Class A	1,670	64,579
Persimmon plc	87,580	1,156,600
PulteGroup, Inc. (a)	7,237	131,424

		3,801,878

Household Products—0.4%
Clorox Co. (The)	1,272	93,136
Energizer Holdings, Inc.	1,060	84,779
Procter & Gamble Co. (The)	12,638	857,994
Reckitt Benckiser Group plc	2,411	151,034
Svenska Cellulosa AB - B Shares	36,030	788,720

		1,975,663

Industrial Conglomerates—0.3%
3M Co.	2,589	240,389
General Electric Co.	18,666	391,799
Hutchison Whampoa, Ltd.	60,000	636,498

		1,268,686

Insurance—2.7%
ACE, Ltd.	1,253	99,989
Aegon N.V.	224,270	1,429,230
Allianz SE	10,868	1,505,617
American International Group, Inc. (a)	6,081	214,659
Assurant, Inc.	758	26,303
AXA S.A.	70,526	1,275,671
Axis Capital Holdings, Ltd.	1,625	56,290
Berkshire Hathaway, Inc. - Class B (a)	4,578	410,647
Dai-ichi Life Insurance Co., Ltd. (The)	277	389,752
Everest Re Group, Ltd.	1,348	148,213
Hartford Financial Services Group, Inc.	15,711	352,555
Legal & General Group plc	404,193	975,809
Lincoln National Corp.	2,337	60,528
Muenchener Rueckversicherungs AG	2,552	458,195
Prudential Financial, Inc.	5,874	313,260
Prudential plc	78,171	1,090,742
Standard Life plc	140,326	749,527
Swiss Re AG (a)	23,961	1,748,776
Tokio Marine Holdings, Inc.	39,100	1,090,186
Zurich Financial Services AG (a)	2,549	681,581

		13,077,530

Internet & Catalog Retail—0.1%
Amazon.com, Inc. (a)	1,323	332,258
Expedia, Inc.	1,016	62,433

		394,691

Internet Software & Services—0.3%
eBay, Inc. (a)	4,942	252,141
Google, Inc. - Class A (a)	1,367	969,708
LinkedIn Corp. - Class A (a)	262	30,083

		1,251,932

Security Description	Shares	Value

IT Services—0.4%
Accenture plc - Class A	1,529	$101,678
Cognizant Technology Solutions Corp. - Class A (a)	1,932	143,065
Fidelity National Information Services, Inc.	3,995	139,066
International Business Machines Corp.	4,543	870,212
MasterCard, Inc. - Class A	205	100,712
Visa, Inc. - Class A	3,379	512,189

		1,866,922

Life Sciences Tools & Services—0.0%
Mettler-Toledo International, Inc. (a)	570	110,181

Machinery—0.2%
Deere & Co.	1,178	101,803
Komatsu, Ltd.	16,500	422,226
PACCAR, Inc.	6,712	303,450
Pentair, Ltd. (a)	2,223	109,260
SPX Corp.	1,563	109,644
Weir Group plc (The)	3,229	100,227

		1,146,610

Media—0.6%
CBS Corp. - Class B	8,259	314,255
Comcast Corp. - Class A	12,464	465,904
DIRECTV (a)	1,540	77,246
DISH Network Corp. - Class A	1,642	59,769
Pearson plc	31,217	610,272
Time Warner Cable, Inc.	5,146	500,140
Time Warner, Inc.	12,947	619,255
Walt Disney Co. (The)	5,906	294,060

		2,940,901

Metals & Mining—0.5%
Alcoa, Inc.	10,040	87,147
First Quantum Minerals, Ltd.	29,371	646,947
Rio Tinto plc	24,811	1,445,798
United States Steel Corp.	2,460	58,720
Walter Energy, Inc.	1,427	51,201

		2,289,813

Multi-Utilities—0.4%
Centrica plc	90,661	492,506
GDF Suez	16,511	340,191
National Grid plc	44,420	508,806
NiSource, Inc.	5,220	129,926
PG&E Corp.	2,580	103,665
Sempra Energy	5,828	413,438

		1,988,532

Multiline Retail—0.2%
Big Lots, Inc. (a)	241	6,859
Kohl’s Corp.	874	37,565
Macy’s, Inc.	3,029	118,192
Nordstrom, Inc.	1,973	105,555
Target Corp.	9,165	542,293

		810,464

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Office Electronics—0.1%
Canon, Inc.	16,500	$647,166

Oil, Gas & Consumable Fuels—2.0%
Anadarko Petroleum Corp.	1,999	148,546
Apache Corp.	1,730	135,805
BG Group plc	46,557	780,680
BP plc	66,059	457,707
Cheniere Energy, Inc. (a)	7,990	150,052
Chesapeake Energy Corp.	2,644	43,943
Chevron Corp.	9,873	1,067,666
ConocoPhillips	3,902	226,277
Denbury Resources, Inc. (a)	1,590	25,758
Energen Corp.	1,773	79,945
ENI S.p.A.	30,398	749,905
EOG Resources, Inc.	2,914	351,982
Exxon Mobil Corp.	13,071	1,131,295
Kinder Morgan, Inc.	6,327	223,533
Marathon Oil Corp.	4,105	125,859
Marathon Petroleum Corp.	1,364	85,932
Occidental Petroleum Corp.	3,269	250,438
Royal Dutch Shell plc - A Shares	68,101	2,362,855
Royal Dutch Shell plc - B Shares	12,925	457,446
Tullow Oil plc	23,939	487,502
Valero Energy Corp.	5,709	194,791

		9,537,917

Paper & Forest Products—0.1%
Stora Enso Oyj - R Shares	38,610	273,082
UPM-Kymmene Oyj	23,329	277,232

		550,314

Personal Products—0.1%
L’Oreal S.A.	3,823	534,036

Pharmaceuticals—2.8%
Abbott Laboratories	7,660	501,730
Allergan, Inc.	2,845	260,972
Bayer AG	20,820	1,977,120
GlaxoSmithKline plc	60,116	1,305,214
Johnson & Johnson	3,952	277,035
Merck & Co., Inc.	24,211	991,198
Mylan, Inc. (a)	1,719	47,238
Novartis AG	10,238	648,183
Novo Nordisk A.S. - Class B	641	104,688
Pfizer, Inc.	34,877	874,715
Roche Holding AG	13,519	2,754,157
Sanofi	25,023	2,373,061
Shionogi & Co., Ltd.	30,800	513,058
Shire plc	17,313	531,734
Teva Pharmaceutical Industries, Ltd. (ADR)	8,143	304,060
Valeant Pharmaceuticals International, Inc. (a)	2,831	169,209
Warner Chilcott plc - Class A	1,270	15,291

		13,648,663

Professional Services—0.1%
Experian plc	37,474	605,477

Real Estate Investment Trusts—1.0%
CapitaMall Trust	336,000	$588,749
CBL & Associates Properties, Inc.	3,945	83,673
DiamondRock Hospitality Co.	3,008	27,072
DuPont Fabros Technology, Inc.	1,187	28,678
First Real Estate Investment Trust	872,000	759,005
Goodman Group	100,271	456,171
Highwoods Properties, Inc.	1,396	46,696
Home Properties, Inc.	1,238	75,902
Host Hotels & Resorts, Inc.	8,424	132,004
LaSalle Hotel Properties	6,514	165,390
Liberty Property Trust	3,641	130,239
Lippo Malls Indonesia Retail Trust	2,144,000	860,133
Mapletree Logistics Trust	818,000	769,400
National Retail Properties, Inc.	1,477	46,082
Plum Creek Timber Co., Inc.	3,081	136,704
Simon Property Group, Inc.	1,479	233,815
Strategic Hotels & Resorts, Inc. (a)	4,145	26,528
Weyerhaeuser Co.	4,440	123,521

		4,689,762

Real Estate Management & Development—0.4%
Deutsche Wohnen AG	37,030	683,834
GSW Immobilien AG	12,297	519,771
Mitsubishi Estate Co., Ltd.	27,000	645,470

		1,849,075

Road & Rail—0.5%
CSX Corp.	25,813	509,291
East Japan Railway Co.	7,700	497,854
Norfolk Southern Corp.	1,208	74,703
Union Pacific Corp.	6,231	783,361
West Japan Railway Co.	8,700	342,626

		2,207,835

Semiconductors & Semiconductor Equipment—0.3%
Altera Corp.	6,083	209,499
Applied Materials, Inc.	7,367	84,279
ASML Holding N.V.	9,989	646,684
Broadcom Corp. - Class A (a)	10,204	338,875
Lam Research Corp. (a)	4,201	151,782
LSI Corp. (a)	18,328	129,762

		1,560,881

Software—0.5%
Adobe Systems, Inc. (a)	5,074	191,188
Citrix Systems, Inc. (a)	2,813	184,955
Microsoft Corp.	40,440	1,080,961
Oracle Corp.	20,565	685,226
SAP AG	4,728	378,744

		2,521,074

Specialty Retail—0.5%
AutoZone, Inc. (a)	872	309,063
Home Depot, Inc. (The)	9,668	597,966
Inditex S.A.	2,617	366,636

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares/Principal Amount*	Value

Specialty Retail—(Continued)
Kingfisher plc	106,364	$491,283
Lowe’s Cos., Inc.	12,592	447,268
Nitori Holdings Co., Ltd.	2,700	197,660
Staples, Inc.	2,780	31,692
TJX Cos., Inc.	2,955	125,440

		2,567,008

Textiles, Apparel & Luxury Goods—0.4%
Cie Financiere Richemont S.A. - Class A	12,716	1,016,816
Coach, Inc.	3,108	172,525
LVMH Moet Hennessy Louis Vuitton S.A.	1,280	238,524
VF Corp.	2,686	405,505

		1,833,370

Tobacco—1.0%
British American Tobacco plc	35,108	1,778,923
Imperial Tobacco Group plc	25,723	993,290
Japan Tobacco, Inc.	55,500	1,564,638
Lorillard, Inc.	528	61,602
Philip Morris International, Inc.	6,801	568,836

		4,967,289

Trading Companies & Distributors—0.4%
Marubeni Corp.	192,000	1,375,890
Mitsui & Co., Ltd.	28,100	420,384
WW Grainger, Inc.	1,221	247,093

		2,043,367

Wireless Telecommunication Services—0.3%
MetroPCS Communications, Inc. (a)	2,580	25,645
Vodafone Group plc	611,301	1,537,340

		1,562,985

Total Common Stocks (Cost $139,667,285)		147,015,456

Convertible Bonds—21.2%

Advertising—0.1%
Omnicom Group, Inc. Zero Coupon, 07/01/38	50,000	53,781
Publicis Groupe S.A. 1.000%, 01/18/18 (EUR)	280,000	201,745

		255,526

Apparel—0.4%
Adidas AG 0.250%, 06/14/19 (EUR)	1,200,000	1,793,021

Auto Manufacturers—0.2%
Volkswagen International Finance N.V. 5.500%, 11/09/15 (144A) (EUR)	800,000	1,155,612

Beverages—0.4%
Asahi Group Holdings, Ltd. Zero Coupon, 05/26/28 (JPY)	131,000,000	$1,582,781
Molson Coors Brewing Co. 2.500%, 07/30/13	130,000	132,032

		1,714,813

Biotechnology—0.3%
Amgen, Inc. 0.375%, 02/01/13	650,000	730,844
Gilead Sciences, Inc. 1.000%, 05/01/14	2,000	3,280
Illumina, Inc. 0.250%, 03/15/16 (144A)	660,000	643,087

		1,377,211

Commercial Banks—0.4%
BNP Paribas S.A. 0.250%, 09/21/15 (EUR)	1,600,000	2,200,622

Diversified Financial Services—0.7%
Aeon Credit Service Co., Ltd. Zero Coupon, 03/23/16 (JPY)	40,000,000	571,363
Hong Kong Exchanges and Clearing, Ltd. 0.500%, 10/23/17	1,000,000	1,082,500
ORIX Corp. Series 3 1.000%, 03/31/14 (JPY)	108,000,000	1,772,055

		3,425,918

Entertainment—0.0%
International Game Technology 3.250%, 05/01/14	130,000	136,256

Food—0.4%
Nippon Meat Packers, Inc. Series 5 Zero Coupon, 03/03/14 (JPY)	173,000,000	2,072,516

Healthcare - Products—0.3%
Qiagen Euro Finance S.A. 3.250%, 05/16/26	1,300,000	1,550,250

Healthcare - Services—0.1%
WellPoint, Inc. 2.750%, 10/15/42 (144A)	458,000	494,926

Holding Companies - Diversified—1.9%
Groupe Bruxelles Lambert S.A. 0.125%, 09/21/15 (EUR)	1,500,000	1,987,450
Industrivarden AB 2.500%, 02/27/15 (EUR)	1,400,000	2,272,955
1.875%, 02/27/17 (EUR)	500,000	695,614
Sofina S.A. 1.000%, 09/19/16	1,000,000	971,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Holding Companies - Diversified—(Continued)
Solidium OY 0.500%, 09/29/15 (EUR)	2,500,000	$3,322,316

		9,249,335

Home Builders—0.3%
Sekisui House, Ltd. Zero Coupon, 07/05/16 (JPY)	130,000,000	1,640,850

Household Products—0.2%
Unicharm Corp. Zero Coupon, 09/24/15 (JPY)	70,000,000	959,485

Internet—0.4%
priceline.com, Inc. 1.000%, 03/15/18 (144A)	1,476,000	1,583,932
Symantec Corp. 1.000%, 06/15/13	325,000	350,391

		1,934,323

Investment Company Security—2.2%
Ares Capital Corp. 5.750%, 02/01/16	1,276,000	1,376,485
4.875%, 03/15/17 (144A)	1,850,000	1,920,531
4.750%, 01/15/18 (144A)	1,100,000	1,122,000
Billion Express Investments, Ltd. 0.750%, 10/18/15	1,800,000	1,906,200
Prospect Capital Corp. 5.375%, 10/15/17 (144A)	2,735,000	2,779,444
Temasek Financial III Pte, Ltd. Zero Coupon, 10/24/14 (SGD)	1,750,000	1,482,461

		10,587,121

Iron/Steel—0.4%
Allegheny Technologies, Inc. 4.250%, 06/01/14	120,000	131,325
Salzgitter Finance B.V. 2.000%, 11/08/17 (EUR)	1,050,000	1,713,032

		1,844,357

IT Services—0.3%
Cap Gemini S.A. 3.500%, 01/01/14 (EUR)	1,092,500	549,131
NetApp, Inc. 1.750%, 06/01/13	780,000	880,425

		1,429,556

Mining—1.5%
Glencore Finance Europe S.A. 5.000%, 12/31/14	1,800,000	2,207,700
Goldcorp, Inc. 2.000%, 08/01/14	720,000	797,850
Newmont Mining Corp. 1.250%, 07/15/14	700,000	827,312

Mining—(Continued)
Royal Gold, Inc. 2.875%, 06/15/19	2,930,000	$3,272,444

		7,105,306

Miscellaneous Manufacturing—0.8%
Siemens Financieringsmaatschappij N.V. 1.050%, 08/16/17	3,750,000	3,838,500

Oil & Gas Services—0.7%
Subsea 7 S.A. 1.000%, 10/05/17	1,000,000	1,029,100
Technip S.A. 0.250%, 01/01/17 (EUR)	1,466,333	2,160,327

		3,189,427

Pharmaceuticals—0.5%
Sawai Pharmaceutical Co., Ltd. Zero Coupon, 09/17/15 (JPY)	164,000,000	2,068,102
Teva Pharmaceutical Finance Co. LLC 0.250%, 02/01/26	225,000	230,906

		2,299,008

Real Estate—1.2%
British Land Co. Jersey, Ltd. 1.500%, 09/10/17 (GBP)	2,000,000	3,302,182
CapitaLand, Ltd. 2.875%, 09/03/16 (SGD)	2,000,000	1,754,738
Swiss Prime Site AG 1.875%, 01/20/15 (CHF)	580,000	676,608

		5,733,528

Real Estate Investment Trusts—3.2%
BioMed Realty L.P. 3.750%, 01/15/30 (144A)	1,985,000	2,332,375
Boston Properties L.P. 3.625%, 02/15/14 (144A)	2,067,000	2,188,436
3.750%, 05/15/36	430,000	470,581
CapitaCommercial Trust 2.500%, 09/12/17 (SGD)	1,250,000	1,136,108
Capital Shopping Centres Jersey, Ltd. 2.500%, 10/04/18 (GBP)	1,000,000	1,667,433
Commonwealth Property Office Fund 5.250%, 12/11/16 (AUD)	1,000,000	1,103,872
Derwent London Capital Jersey, Ltd. 2.750%, 07/15/16 (GBP)	600,000	1,097,966
ProLogis L.P. 3.250%, 03/15/15	1,225,000	1,394,203
Ruby Assets Pte, Ltd. 1.600%, 02/01/17 (SGD)	2,000,000	1,810,814
Unibail-Rodamco SE 0.750%, 01/01/18 (EUR)	748,000	2,272,393

		15,474,181

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Retail—0.5%
Aeon Co., Ltd. 0.300%, 11/22/13 (JPY)	208,000,000	$2,651,469

Semiconductors—1.9%
Intel Corp. 2.950%, 12/15/35	1,170,000	1,218,994
3.250%, 08/01/39	280,000	329,525
Lam Research Corp. 0.500%, 05/15/16	2,613,000	2,528,077
Linear Technology Corp. 3.000%, 05/01/27	1,630,000	1,705,388
Novellus Systems, Inc. 2.625%, 05/15/41	1,130,000	1,412,500
Xilinx, Inc. 3.125%, 03/15/37	1,784,000	2,269,025

		9,463,509

Software—0.5%
Electronic Arts, Inc. 0.750%, 07/15/16	710,000	658,081
Microsoft Corp. Zero Coupon, 06/15/13 (144A)	2,000,000	2,011,250

		2,669,331

Telecommunications—1.0%
KDDI Corp. Zero Coupon, 12/14/15 (JPY)	240,000,000	3,122,757
SK Telecom Co., Ltd. 1.750%, 04/07/14	1,700,000	1,895,500

		5,018,257

Transportation—0.3%
Fukuyama Transporting Co., Ltd. Zero Coupon, 03/22/17 (JPY)	90,000,000	1,052,865
Yamato Holdings Co., Ltd. Zero Coupon, 03/07/16 (JPY)	20,000,000	232,239

		1,285,104

Water—0.1%
Pennon Group plc 4.625%, 08/20/14 (GBP)	300,000	574,568

Total Convertible Bonds (Cost $101,733,162)		103,123,886

Domestic Bonds & Debt Securities—16.8%

Aerospace/Defense—0.3%
BAE Systems Finance, Inc. 7.500%, 07/01/27 (144A)	300,000	390,512
Boeing Co. (The) 7.250%, 06/15/25	11,000	15,105

Aerospace/Defense—(Continued)
General Dynamics Corp. 1.000%, 11/15/17	117,000	$116,496
2.250%, 11/15/22	250,000	245,184
Lockheed Martin Corp. 4.070%, 12/15/42 (144A)	187,000	184,567
United Technologies Corp. 5.375%, 12/15/17	173,000	205,857
6.700%, 08/01/28	233,000	316,894
6.050%, 06/01/36	100,000	132,085

		1,606,700

Agriculture—0.2%
Archer-Daniels-Midland Co. 5.375%, 09/15/35	100,000	117,096
4.016%, 04/16/43 (144A)	150,000	144,069
Bunge NA Finance L.P. 5.900%, 04/01/17	90,000	102,281
Bunge, Ltd. Finance Corp. 3.200%, 06/15/17	131,000	136,858
Cargill, Inc. 7.350%, 03/06/19 (144A)	260,000	327,129

		827,433

Airlines—0.0%
Continental Airlines 2012-2 Class A Pass-Through Certificates 4.000%, 10/29/24	42,000	44,205
Delta Air Lines Pass-Through Trust 4.750%, 05/07/20	71,000	75,970

		120,175

Auto Manufacturers—0.1%
Daimler Finance North America LLC 8.500%, 01/18/31	330,000	515,038

Auto Parts & Equipment—0.0%
Johnson Controls, Inc. 5.500%, 01/15/16	135,000	152,495
2.600%, 12/01/16	75,000	78,206

		230,701

Beverages—0.6%
Anheuser-Busch Cos. LLC 6.750%, 12/15/27	65,000	88,866
6.800%, 08/20/32	420,000	576,837
5.950%, 01/15/33	100,000	125,440
5.750%, 04/01/36	60,000	76,548
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	42,000	42,352
8.000%, 11/15/39	50,000	81,238
Beam, Inc. 5.375%, 01/15/16	591,000	660,695

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Brown-Forman Corp. 1.000%, 01/15/18	122,000	$121,457
2.250%, 01/15/23	143,000	141,460
Coca-Cola Co. (The) 7.375%, 07/29/93	100,000	145,234
Coca-Cola Refreshments USA, Inc. 7.000%, 05/15/98	100,000	146,529
Diageo Investment Corp. 2.875%, 05/11/22	200,000	206,878
7.450%, 04/15/35	70,000	102,852
Dr Pepper Snapple Group, Inc. 2.000%, 01/15/20	92,000	91,871
Molson Coors Brewing Co. 2.000%, 05/01/17	200,000	205,097
PepsiCo, Inc. 5.000%, 06/01/18	250,000	296,870

		3,110,224

Biotechnology—0.3%
Amgen, Inc. 3.875%, 11/15/21	175,000	192,537
6.375%, 06/01/37	200,000	252,457
6.900%, 06/01/38	100,000	134,640
6.400%, 02/01/39	100,000	129,928
5.150%, 11/15/41	75,000	84,733
Celgene Corp. 3.250%, 08/15/22	174,000	177,738
Genzyme Corp. 3.625%, 06/15/15	150,000	160,806
Gilead Sciences, Inc. 4.500%, 04/01/21	100,000	114,485
4.400%, 12/01/21	125,000	142,756

		1,390,080

Chemicals—0.4%
Dow Chemical Co. (The) 8.550%, 05/15/19	100,000	135,183
3.000%, 11/15/22	54,000	53,994
Ecolab, Inc. 4.875%, 02/15/15	150,000	162,057
1.450%, 12/08/17	70,000	69,765
EI du Pont de Nemours & Co. 2.750%, 04/01/16	60,000	63,381
4.250%, 04/01/21	201,000	231,074
Mosaic Co. (The) 4.875%, 11/15/41	100,000	108,596
Mosaic Global Holdings, Inc. 7.300%, 01/15/28	23,000	30,132
PPG Industries, Inc. 3.600%, 11/15/20	155,000	167,438
9.000%, 05/01/21	100,000	138,366
7.700%, 03/15/38	140,000	200,322
Praxair, Inc. 5.375%, 11/01/16	180,000	209,197
3.000%, 09/01/21	30,000	31,517

Chemicals—(Continued)
Union Carbide Corp. 7.875%, 04/01/23	30,000	$38,033
7.500%, 06/01/25	76,000	94,846
7.750%, 10/01/96	100,000	120,059

		1,853,960

Commercial Banks—3.2%
Bank of America Corp. 5.625%, 10/14/16	800,000	905,342
7.625%, 06/01/19	250,000	320,315
5.625%, 07/01/20	1,000,000	1,187,482
Bank of New York Mellon Corp. (The) 4.600%, 01/15/20	200,000	229,001
BB&T Corp. 1.600%, 08/15/17	44,000	44,577
3.950%, 03/22/22	175,000	189,345
Branch Banking & Trust Co. 0.630%, 09/13/16 (b)	250,000	246,335
Capital One Financial Corp. 7.375%, 05/23/14	250,000	272,048
1.000%, 11/06/15	91,000	90,756
Citigroup, Inc. 6.125%, 11/21/17	800,000	953,152
6.125%, 05/15/18	200,000	239,963
8.500%, 05/22/19	473,000	636,841
6.625%, 01/15/28	100,000	120,596
5.875%, 05/29/37	100,000	120,758
Comerica Bank 5.200%, 08/22/17	250,000	289,801
Fifth Third Bancorp 3.625%, 01/25/16	155,000	165,726
8.250%, 03/01/38	50,000	71,727
Goldman Sachs Group, Inc. (The) 6.250%, 09/01/17	500,000	590,417
7.500%, 02/15/19	750,000	944,891
5.375%, 03/15/20	500,000	573,884
6.125%, 02/15/33	500,000	587,049
HSBC Bank USA NA 4.875%, 08/24/20	500,000	558,118
HSBC USA, Inc. 1.625%, 01/16/18	300,000	300,635
KeyBank N.A. 4.950%, 09/15/15	167,000	182,065
KeyCorp. 3.750%, 08/13/15	200,000	214,160
Morgan Stanley 5.450%, 01/09/17	300,000	332,276
5.625%, 09/23/19	1,100,000	1,245,842
5.500%, 01/26/20	100,000	112,345
National City Bank of Indiana 4.250%, 07/01/18	250,000	277,330
Northern Trust Corp. 3.375%, 08/23/21	500,000	541,029
State Street Bank and Trust Co. 5.250%, 10/15/18	215,000	255,288

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Banks—(Continued)
SunTrust Banks, Inc. 0.608%, 04/01/15 (b)	377,000	$368,092
6.000%, 09/11/17	150,000	177,428
US Bancorp 2.200%, 11/15/16	175,000	182,500
US Bank NA 0.620%, 10/14/14 (b)	150,000	150,166
Wachovia Bank N.A. 6.000%, 11/15/17	500,000	600,236
Wachovia Corp. 6.605%, 10/01/25	222,000	280,533
Wells Fargo & Co. 5.125%, 09/15/16	50,000	56,362
5.625%, 12/11/17	700,000	835,812

		15,450,223

Commercial Services—0.1%
California Institute of Technology 4.700%, 11/01/2111	165,000	180,316
ERAC USA Finance LLC 1.400%, 04/15/16 (144A)	11,000	11,083
3.300%, 10/15/22 (144A)	100,000	101,456

		292,855

Construction Materials—0.0%
CRH America, Inc. 6.000%, 09/30/16	150,000	168,687

Distribution/Wholesale—0.0%
Arrow Electronics, Inc. 6.000%, 04/01/20	100,000	113,331

Diversified Financial Services—1.8%
American Express Co. 7.000%, 03/19/18	280,000	354,161
American Express Credit Corp. 1.750%, 06/12/15	200,000	204,311
2.750%, 09/15/15	150,000	157,360
American Honda Finance Corp. 1.500%, 09/11/17 (144A)	425,000	425,362
Ameriprise Financial, Inc. 5.650%, 11/15/15	288,000	326,222
Aon Corp. 3.500%, 09/30/15	155,000	163,354
3.125%, 05/27/16	100,000	105,362
BlackRock, Inc. 3.375%, 06/01/22	100,000	106,423
Blackstone Holdings Finance Co. LLC 5.875%, 03/15/21 (144A)	250,000	282,460
Boeing Capital Corp. 4.700%, 10/27/19	255,000	301,318
Caterpillar Financial Services Corp. 6.200%, 09/30/13	400,000	416,448
1.250%, 11/06/17	87,000	87,036
7.050%, 10/01/18	155,000	199,695

Diversified Financial Services—(Continued)
CME Group, Inc. 3.000%, 09/15/22	300,000	$305,032
Ford Motor Credit Co. LLC 4.250%, 09/20/22	415,000	439,690
General Electric Capital Corp. 1.625%, 07/02/15	536,000	545,228
1.600%, 11/20/17	350,000	350,637
6.000%, 08/07/19	400,000	487,306
2.100%, 12/11/19	35,000	35,155
6.750%, 03/15/32	1,000,000	1,302,577
HSBC Finance Corp. 0.590%, 01/15/14 (b)	300,000	299,161
0.741%, 06/01/16 (b)	100,000	97,225
Jefferies Group, Inc. 5.125%, 04/13/18	75,000	79,125
8.500%, 07/15/19	75,000	90,000
John Deere Capital Corp. 0.950%, 06/29/15	44,000	44,271
1.200%, 10/10/17	59,000	59,161
2.250%, 04/17/19	75,000	77,304
1.700%, 01/15/20	43,000	42,630
2.800%, 01/27/23	122,000	125,117
Merrill Lynch & Co., Inc. 6.400%, 08/28/17	100,000	117,556
National Rural Utilities Cooperative Finance Corp. 10.375%, 11/01/18	40,000	59,199
8.000%, 03/01/32	150,000	226,349
PACCAR Financial Corp. 1.050%, 06/05/15	80,000	80,737
1.600%, 03/15/17	150,000	152,505
Toyota Motor Credit Corp. 2.050%, 01/12/17	300,000	310,578
1.250%, 10/05/17	200,000	201,655
4.250%, 01/11/21	150,000	171,658

		8,829,368

Electric—1.7%
Alabama Power Co. 5.500%, 10/15/17	147,000	175,985
5.700%, 02/15/33	150,000	188,626
American Electric Power Co., Inc. 1.650%, 12/15/17	119,000	119,558
Appalachian Power Co. 3.400%, 05/24/15	75,000	79,287
5.800%, 10/01/35	150,000	177,596
Arizona Public Service Co. 8.750%, 03/01/19	65,000	85,787
Atlantic City Electric Co. 7.750%, 11/15/18	135,000	180,497
Baltimore Gas & Electric Co. 2.800%, 08/15/22	143,000	145,161
CenterPoint Energy Houston Electric LLC 5.600%, 07/01/23	22,000	26,959
6.950%, 03/15/33	100,000	142,373

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Cleveland Electric Illuminating Co. (The) 7.880%, 11/01/17	235,000	$295,306
5.500%, 08/15/24	187,000	224,800
Commonwealth Edison Co. 5.875%, 02/01/33	150,000	191,002
6.450%, 01/15/38	175,000	239,020
Connecticut Light & Power Co. (The) 5.500%, 02/01/19	250,000	300,296
Detroit Edison Co. (The) 5.450%, 02/15/35	30,000	35,856
Dominion Resources, Inc. 5.150%, 07/15/15	150,000	165,708
8.875%, 01/15/19	200,000	274,075
5.250%, 08/01/33	400,000	457,531
DTE Energy Co. 1.011%, 06/03/13 (b)	100,000	100,200
Duke Energy Carolinas LLC 4.300%, 06/15/20	105,000	119,912
6.000%, 01/15/38	60,000	77,081
Florida Power & Light Co. 4.950%, 06/01/35	100,000	117,259
Kansas City Power & Light Co. 6.375%, 03/01/18	150,000	180,058
Nevada Power Co. 6.650%, 04/01/36	150,000	204,217
NextEra Energy Capital Holdings, Inc. 1.200%, 06/01/15	49,000	49,378
7.875%, 12/15/15	100,000	119,398
Nisource Finance Corp. 5.250%, 09/15/17	80,000	91,602
6.800%, 01/15/19	30,000	36,860
5.450%, 09/15/20	20,000	23,540
6.250%, 12/15/40	75,000	90,073
Northeast Utilities 1.059%, 09/20/13 (b)	95,000	95,498
Pacific Gas & Electric Co. 2.450%, 08/15/22	91,000	91,069
PacifiCorp 5.500%, 01/15/19	65,000	78,687
7.700%, 11/15/31	40,000	59,478
5.900%, 08/15/34	15,000	19,100
6.100%, 08/01/36	116,000	153,621
Peco Energy Co. 5.350%, 03/01/18	250,000	301,197
2.375%, 09/15/22	250,000	252,684
PG&E Corp. 5.750%, 04/01/14	230,000	243,841
PPL Electric Utilities Corp. 2.500%, 09/01/22	86,000	86,581
6.450%, 08/15/37	150,000	208,712
Progress Energy, Inc. 7.000%, 10/30/31	325,000	420,133
PSEG Power LLC 5.320%, 09/15/16	45,000	50,919
4.150%, 09/15/21	110,000	120,759

Electric—(Continued)
Public Service Co. of Colorado 5.800%, 08/01/18	130,000	$159,482
5.125%, 06/01/19	150,000	180,866
2.250%, 09/15/22	47,000	46,751
Public Service Co. of Oklahoma 5.150%, 12/01/19	50,000	58,461
Public Service Electric & Gas Co. 3.650%, 09/01/42	56,000	55,308
San Diego Gas & Electric Co. 6.000%, 06/01/26	100,000	135,960
5.350%, 05/15/35	100,000	125,142
Southern California Edison Co. 0.758%, 09/15/14 (b)	104,000	104,627
4.650%, 04/01/15	150,000	163,572
TECO Finance, Inc. 6.572%, 11/01/17	150,000	181,091
Toledo Edison Co. (The) 7.250%, 05/01/20	90,000	114,574

		8,223,114

Electric Utilities—0.1%
Public Service Co. of New Hampshire 6.000%, 05/01/18	410,000	482,469

Electrical Components & Equipment—0.0%
Emerson Electric Co. 6.000%, 08/15/32	70,000	91,168

Electronics—0.0%
Honeywell International, Inc. 5.300%, 03/15/17	105,000	123,235

Engineering & Construction—0.1%
ABB Finance USA, Inc. 1.625%, 05/08/17	165,000	167,322
2.875%, 05/08/22	100,000	102,593

		269,915

Environmental Control—0.2%
Republic Services, Inc. 5.500%, 09/15/19	100,000	118,594
6.086%, 03/15/35	130,000	158,768
Waste Management, Inc. 7.375%, 03/11/19	100,000	127,319
2.900%, 09/15/22	54,000	53,542
7.375%, 05/15/29	225,000	297,815

		756,038

Food—0.5%
ConAgra Foods, Inc. 2.100%, 03/15/18	21,000	21,061
7.000%, 04/15/19	200,000	246,509
7.125%, 10/01/26	40,000	51,288
General Mills, Inc. 3.150%, 12/15/21	244,000	255,536

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
HJ Heinz Finance Co. 6.750%, 03/15/32	157,000	$200,920
Kellogg Co. 4.000%, 12/15/20	100,000	111,586
7.450%, 04/01/31	150,000	207,452
Kraft Foods, Inc. 6.500%, 11/01/31	315,000	407,202
Kroger Co. (The) 6.400%, 08/15/17	100,000	120,826
7.700%, 06/01/29	110,000	143,727
Mondelez International, Inc. 6.875%, 01/26/39 (144A)	300,000	405,320
Ralcorp Holdings, Inc. 6.625%, 08/15/39	125,000	150,942

		2,322,369

Gas—0.2%
AGL Capital Corp. 6.375%, 07/15/16	150,000	176,712
Atmos Energy Corp. 6.350%, 06/15/17	155,000	187,682
8.500%, 03/15/19	100,000	134,454
Sempra Energy 1.068%, 03/15/14 (b)	100,000	100,555
6.500%, 06/01/16	200,000	234,653

		834,056

Healthcare - Products—0.3%
Baxter International, Inc. 4.500%, 08/15/19	125,000	144,434
2.400%, 08/15/22	112,000	111,037
CR Bard, Inc. 1.375%, 01/15/18	250,000	251,625
DENTSPLY International, Inc. 1.810%, 08/15/13 (b)	40,000	40,227
Hospira, Inc. 6.400%, 05/15/15	635,000	706,658
6.050%, 03/30/17	150,000	174,310
Medtronic, Inc. 4.500%, 03/15/14	150,000	157,028

		1,585,319

Healthcare - Services—0.4%
Aetna, Inc. 3.950%, 09/01/20	216,000	235,802
Kaiser Foundation Hospitals 3.500%, 04/01/22	375,000	396,207
Quest Diagnostics, Inc. 1.160%, 03/24/14 (b)	180,000	181,152
3.200%, 04/01/16	50,000	52,777
6.400%, 07/01/17	150,000	176,883
6.950%, 07/01/37	25,000	32,268
UnitedHealth Group, Inc. 4.700%, 02/15/21	100,000	116,700
2.750%, 02/15/23	46,000	46,514
5.800%, 03/15/36	225,000	272,385

Healthcare - Services—(Continued)
WellPoint, Inc. 3.125%, 05/15/22	100,000	$101,249
3.300%, 01/15/23	35,000	35,987
5.950%, 12/15/34	270,000	323,431

		1,971,355

Household Products—0.1%
Procter & Gamble Co. (The) 8.000%, 10/26/29	160,000	232,803

Household Products/Wares—0.0%
Kimberly-Clark Corp. 6.125%, 08/01/17	98,000	120,314
3.625%, 08/01/20	45,000	49,881

		170,195

Insurance—0.8%
ACE INA Holdings, Inc. 5.875%, 06/15/14	15,000	16,114
2.600%, 11/23/15	50,000	52,527
5.700%, 02/15/17	77,000	90,499
5.800%, 03/15/18	100,000	122,041
Aflac, Inc. 8.500%, 05/15/19	150,000	204,556
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	500,000	665,392
Allstate Corp. (The) 7.450%, 05/16/19	150,000	196,966
6.125%, 12/15/32	100,000	127,107
Berkshire Hathaway Finance Corp. 3.000%, 05/15/22	400,000	417,590
CNA Financial Corp. 7.350%, 11/15/19	50,000	62,800
7.250%, 11/15/23	153,000	193,815
Liberty Mutual Group, Inc. 4.950%, 05/01/22 (144A)	200,000	218,388
Lincoln National Corp. 6.250%, 02/15/20	125,000	149,783
Nationwide Mutual Insurance Co. 8.250%, 12/01/31 (144A)	135,000	167,753
7.875%, 04/01/33 (144A)	100,000	122,142
New York Life Insurance Co. 5.875%, 05/15/33 (144A)	100,000	121,238
Pacific Life Insurance Co. 9.250%, 06/15/39 (144A)	200,000	280,525
Principal Financial Group, Inc. 6.050%, 10/15/36	100,000	124,190
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	225,000	313,408
Travelers Cos., Inc. (The) 3.900%, 11/01/20	25,000	28,288
Travelers Property Casualty Corp. 6.375%, 03/15/33	100,000	133,963

		3,809,085

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Internet—0.0%
eBay, Inc. 3.250%, 10/15/20	133,000	$143,692
2.600%, 07/15/22	37,000	37,456

		181,148

Iron/Steel—0.1%
Nucor Corp. 5.750%, 12/01/17	550,000	660,524

IT Services—0.2%
Hewlett-Packard Co. 3.000%, 09/15/16	200,000	201,455
3.750%, 12/01/20	150,000	145,580
4.300%, 06/01/21	250,000	248,059
International Business Machines Corp. 5.700%, 09/14/17	300,000	362,680

		957,774

Machinery - Construction & Mining—0.0%
Caterpillar, Inc. 1.500%, 06/26/17	69,000	69,958
2.600%, 06/26/22	31,000	31,328
7.300%, 05/01/31	85,000	124,170

		225,456

Media—0.9%
CBS Corp. 8.875%, 05/15/19	42,000	56,721
7.875%, 09/01/23	100,000	133,141
7.875%, 07/30/30	175,000	242,279
Comcast Corp. 5.875%, 02/15/18	100,000	120,641
7.050%, 03/15/33	187,000	249,850
6.500%, 11/15/35	185,000	238,147
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.875%, 10/01/19	200,000	236,726
5.200%, 03/15/20	100,000	113,654
4.600%, 02/15/21	100,000	108,438
Discovery Communications LLC 5.050%, 06/01/20	125,000	144,872
Historic TW, Inc. 6.875%, 06/15/18	100,000	126,167
NBCUniversal Media LLC 2.875%, 01/15/23	450,000	452,895
News America, Inc. 7.250%, 05/18/18	265,000	334,000
7.300%, 04/30/28	218,000	276,662
7.625%, 11/30/28	100,000	129,221
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	265,000	375,247
8.375%, 07/15/33	250,000	365,927
Time Warner, Inc. 7.625%, 04/15/31	350,000	483,181
Viacom, Inc. 6.125%, 10/05/17	200,000	239,541

Media—(Continued)
Walt Disney Co. (The) 3.750%, 06/01/21	100,000	$110,699

		4,538,009

Metal Fabricate/Hardware—0.1%
Precision Castparts Corp. 2.500%, 01/15/23	300,000	302,575

Miscellaneous Manufacturing—0.3%
Cooper US, Inc. 5.450%, 04/01/15	250,000	274,944
Eaton Corp. 0.638%, 06/16/14 (b)	330,000	329,648
1.500%, 11/02/17 (144A)	68,000	68,218
General Electric Co. 2.700%, 10/09/22	148,000	151,181
Illinois Tool Works, Inc. 6.250%, 04/01/19	172,000	214,464
3.900%, 09/01/42	200,000	206,402

		1,244,857

Office/Business Equipment—0.1%
Xerox Corp. 1.130%, 05/16/14 (b)	135,000	134,763
6.750%, 02/01/17	100,000	116,415

		251,178

Oil & Gas—0.5%
Anadarko Petroleum Corp. 6.375%, 09/15/17	200,000	239,147
Apache Corp. 2.625%, 01/15/23	115,000	115,036
6.000%, 01/15/37	150,000	190,103
Chevron Corp. 1.104%, 12/05/17	149,000	150,217
ConocoPhillips Holding Co. 6.950%, 04/15/29	225,000	314,539
Devon Energy Corp. 7.950%, 04/15/32	100,000	148,374
EOG Resources, Inc. 5.875%, 09/15/17	50,000	60,546
6.875%, 10/01/18	120,000	153,158
2.625%, 03/15/23	73,000	73,677
Hess Corp. 7.875%, 10/01/29	175,000	243,957
Kerr-McGee Corp. 7.875%, 09/15/31	325,000	432,889
Marathon Oil Corp. 6.800%, 03/15/32	30,000	39,456
Nabors Industries, Inc. 9.250%, 01/15/19	100,000	132,366
Phillips 66 1.950%, 03/05/15 (144A)	150,000	153,132

		2,446,597

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—0.2%
Baker Hughes, Inc. 6.875%, 01/15/29	50,000	$69,225
Cameron International Corp. 1.241%, 06/02/14 (b)	155,000	156,108
6.375%, 07/15/18	80,000	96,888
Halliburton Co. 6.700%, 09/15/38	100,000	140,076
National Oilwell Varco, Inc. 1.350%, 12/01/17	29,000	29,219
2.600%, 12/01/22	200,000	203,240
Weatherford International, Inc. 6.800%, 06/15/37	100,000	113,704

		808,460

Pharmaceuticals—0.5%
AbbVie, Inc. 1.750%, 11/06/17 (144A)	149,000	150,795
Cardinal Health, Inc. 4.000%, 06/15/15	200,000	215,061
Express Scripts Holding Co. 3.125%, 05/15/16	95,000	100,238
7.250%, 06/15/19	135,000	173,246
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	300,000	366,084
McKesson Corp. 0.950%, 12/04/15	34,000	34,072
Mead Johnson Nutrition Co. 4.900%, 11/01/19	135,000	154,297
Merck & Co., Inc. 2.400%, 09/15/22	62,000	62,154
6.300%, 01/01/26	112,000	152,386
Novartis Capital Corp. 2.400%, 09/21/22	300,000	301,458
Teva Pharmaceutical Finance Co. LLC 5.550%, 02/01/16	265,000	300,149
Teva Pharmaceutical Finance IV LLC 2.250%, 03/18/20	98,000	99,039
Watson Pharmaceuticals, Inc. 1.875%, 10/01/17	300,000	304,289
Wyeth LLC 5.500%, 02/15/16	100,000	114,301

		2,527,569

Pipelines—0.1%
CenterPoint Energy Resources Corp. 5.950%, 01/15/14	100,000	104,998
Spectra Energy Capital LLC 6.750%, 07/15/18	185,000	219,183
7.500%, 09/15/38	85,000	118,213
Texas Eastern Transmission LP 2.800%, 10/15/22 (144A)	46,000	46,113

		488,507

Real Estate—0.0%
WCI Finance LLC / WEA Finance LLC 5.700%, 10/01/16 (144A)	175,000	$200,004

Real Estate Investment Trusts—0.3%
CommonWealth REIT 5.875%, 09/15/20	225,000	239,342
Duke Realty LP 7.375%, 02/15/15	175,000	195,261
ERP Operating LP 5.750%, 06/15/17	100,000	118,083
4.625%, 12/15/21	100,000	112,846
HCP, Inc. 3.750%, 02/01/19	100,000	105,672
5.375%, 02/01/21	100,000	114,065
Simon Property Group L.P. 10.350%, 04/01/19	340,000	486,799

		1,372,068

Retail—0.4%
CVS Pass-Through Trust 5.880%, 01/10/28	44,594	51,482
Home Depot, Inc. (The) 5.875%, 12/16/36	100,000	131,891
Kohl’s Corp. 6.000%, 01/15/33	84,000	97,127
Lowe’s Cos., Inc. 5.800%, 10/15/36	150,000	186,416
Macy’s Retail Holdings, Inc. 7.000%, 02/15/28	150,000	180,141
6.700%, 09/15/28	135,000	157,346
Nordstrom, Inc. 6.950%, 03/15/28	60,000	79,204
Target Corp. 6.650%, 08/01/28	182,000	232,619
6.350%, 11/01/32	125,000	166,405
Wal-Mart Stores, Inc. 4.125%, 02/01/19	250,000	284,848
3.250%, 10/25/20	200,000	218,128
6.750%, 10/15/23	111,000	153,299
5.875%, 04/05/27	90,000	120,813
Walgreen Co. 3.100%, 09/15/22	94,000	95,013

		2,154,732

Semiconductors—0.1%
Intel Corp. 1.350%, 12/15/17	88,000	88,080
3.300%, 10/01/21	240,000	254,972
Texas Instruments, Inc. 1.650%, 08/03/19	110,000	109,924

		452,976

Software—0.3%
Intuit, Inc. 5.750%, 03/15/17	431,000	497,648

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Microsoft Corp. 0.875%, 11/15/17	65,000	$64,735
Oracle Corp. 1.200%, 10/15/17	164,000	164,677
5.000%, 07/08/19	200,000	240,520
2.500%, 10/15/22	179,000	181,003
6.125%, 07/08/39	70,000	93,769

		1,242,352

Telecommunications—0.8%
AT&T, Inc. 1.400%, 12/01/17	300,000	300,411
4.300%, 12/15/42 (144A)	308,000	310,643
BellSouth Capital Funding Corp. 7.875%, 02/15/30	350,000	462,431
BellSouth Corp. 6.000%, 11/15/34	200,000	224,995
BellSouth Telecommunications, Inc. 6.375%, 06/01/28	450,000	540,297
7.000%, 12/01/95	100,000	123,030
Cisco Systems, Inc. 5.900%, 02/15/39	500,000	653,151
GTE Corp. 6.840%, 04/15/18	283,000	354,714
Qwest Corp.
6.875%, 09/15/33	100,000	101,000
Verizon Communications, Inc.
0.920%, 03/28/14 (b)	64,000	64,398
5.500%, 02/15/18	100,000	120,224
Verizon Global Funding Corp.
7.750%, 06/15/32	341,000	503,795

		3,759,089

Transportation—0.4%
Burlington Northern Santa Fe LLC
5.750%, 03/15/18	100,000	121,120
3.050%, 09/01/22	120,000	124,268
7.950%, 08/15/30	100,000	140,906
CSX Corp.
5.600%, 05/01/17	150,000	175,392
4.100%, 03/15/44	41,000	40,650
Norfolk Southern Corp.
5.590%, 05/17/25	100,000	123,092
Penske Truck Leasing Co. LP / PTL Finance Corp.
3.125%, 05/11/15 (144A)	110,000	112,301
Ryder System, Inc.
7.200%, 09/01/15	100,000	114,597
2.500%, 03/01/17	125,000	127,233
Union Pacific Corp.
5.750%, 11/15/17	150,000	180,035
7.125%, 02/01/28	150,000	205,184
6.250%, 05/01/34	140,000	183,726
United Parcel Service of America, Inc.
8.375%, 04/01/20	75,000	103,003
8.375%, 04/01/30 (c)	100,000	151,114

Transportation—(Continued)
United Parcel Service, Inc.
1.125%, 10/01/17	32,000	$32,095
2.450%, 10/01/22	14,000	14,035

		1,948,751

Water—0.1%
American Water Capital Corp.
6.085%, 10/15/17	450,000	538,416

Total Domestic Bonds & Debt Securities (Cost $80,484,992)		81,680,938

Foreign Bonds & Debt Securities—3.5%

Aerospace/Defense—0.1%
BAE Systems plc
4.750%, 10/11/21 (144A)	225,000	252,377

Agriculture—0.0%
Monsanto Finance Canada Co.
5.500%, 07/30/35	125,000	157,033

Beverages—0.1%
Diageo Capital plc
4.850%, 05/15/18	46,000	52,310
SABMiller plc 6.500%, 07/15/18 (144A)	250,000	311,006

		363,316

Chemicals—0.1%
Potash Corp. of Saskatchewan, Inc. 5.875%, 12/01/36	400,000	498,433

Commercial Banks—0.8%
Bank of Montreal 1.400%, 09/11/17	194,000	194,958
2.550%, 11/06/22	213,000	211,326
Bank of Nova Scotia 3.400%, 01/22/15	470,000	495,758
1.375%, 12/18/17	200,000	200,516
Canadian Imperial Bank of Commerce 0.900%, 10/01/15	87,000	87,434
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 2.125%, 10/13/15	120,000	123,936
3.875%, 02/08/22	350,000	377,369
Credit Suisse of New York 5.500%, 05/01/14	550,000	585,386
KFW 1.500%, 07/30/14 (EUR)	300,000	486,468
UBS AG 4.875%, 08/04/20	250,000	290,961
Westpac Banking Corp. 1.070%, 09/25/15 (b)	200,000	201,403
4.875%, 11/19/19	400,000	467,356

		3,722,871

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Electronics—0.0%
Koninklijke Philips Electronics N.V. 3.750%, 03/15/22	100,000	$108,310

Healthcare - Products—0.1%
Covidien International Finance S.A. 6.000%, 10/15/17	200,000	242,510

Holding Companies - Diversified—0.0%
Hutchison Whampoa International 12 II, Ltd. 2.000%, 11/08/17 (144A)	200,000	200,351

Media—0.1%
Grupo Televisa S.A.B. 8.500%, 03/11/32	100,000	143,946
Thomson Reuters Corp. 5.700%, 10/01/14	100,000	108,150
3.950%, 09/30/21	100,000	109,501

		361,597

Mining—0.2%
Barrick Gold Corp. 3.850%, 04/01/22	100,000	106,059
BHP Billiton Finance USA, Ltd. 2.875%, 02/24/22	400,000	418,488
Rio Tinto Finance USA plc 2.875%, 08/21/22	200,000	201,744
Rio Tinto Finance USA, Ltd. 7.125%, 07/15/28	280,000	380,542

		1,106,833

Miscellaneous Manufacturing—0.2%
Ingersoll-Rand Global Holding Co., Ltd. 6.875%, 08/15/18	272,000	332,534
Siemens Financieringsmaatschappij N.V. 5.750%, 10/17/16 (144A)	230,000	267,180
Tyco International Finance S.A. 8.500%, 01/15/19	142,000	185,989

		785,703

Oil & Gas—0.8%
BP Capital Markets plc 0.910%, 03/11/14 (b)	72,000	72,427
1.375%, 11/06/17	40,000	40,082
4.750%, 03/10/19	425,000	493,456
4.500%, 10/01/20	100,000	115,438
Burlington Resources Finance Co. 7.400%, 12/01/31	150,000	214,459
Canadian Natural Resources, Ltd. 7.200%, 01/15/32	200,000	267,036
Cenovus Energy, Inc. 3.000%, 08/15/22	50,000	51,172
Nexen, Inc. 5.875%, 03/10/35	270,000	334,885
Petro-Canada 5.350%, 07/15/33	165,000	186,070

Oil & Gas—(Continued)
Shell International Finance B.V. 2.375%, 08/21/22	440,000	$443,007
3.625%, 08/21/42	25,000	24,891
Statoil ASA 1.200%, 01/17/18	25,000	25,035
7.250%, 09/23/27	205,000	292,576
5.100%, 08/17/40	100,000	120,965
Suncor Energy, Inc. 6.100%, 06/01/18	100,000	122,126
7.150%, 02/01/32	100,000	134,482
5.950%, 12/01/34	100,000	121,664
Talisman Energy, Inc. 7.750%, 06/01/19	100,000	129,059
5.850%, 02/01/37	100,000	112,895
Total Capital Canada, Ltd. 0.710%, 01/17/14 (b)	26,000	26,114
Total Capital International S.A. 1.550%, 06/28/17	38,000	38,628
2.700%, 01/25/23	200,000	204,193
Total Capital S.A. 4.450%, 06/24/20	190,000	220,439
Transocean, Inc. 7.375%, 04/15/18	75,000	89,337
6.500%, 11/15/20	75,000	90,978
3.800%, 10/15/22	33,000	33,892
7.500%, 04/15/31	55,000	68,537

		4,073,843

Oil & Gas Services—0.1%
Schlumberger Investment S.A. 1.250%, 08/01/17 (144A)	143,000	142,740
Weatherford International, Ltd. 5.125%, 09/15/20	100,000	110,376
6.750%, 09/15/40	100,000	113,778

		366,894

Pharmaceuticals—0.1%
AstraZeneca plc 6.450%, 09/15/37	110,000	149,502
Novartis Securities Investment, Ltd. 5.125%, 02/10/19	200,000	239,355
Teva Pharmaceutical Finance III B.V. 0.810%, 03/21/14 (b)	95,000	95,409

		484,266

Pipelines—0.1%
TransCanada PipeLines, Ltd. 7.125%, 01/15/19	142,000	181,117
2.500%, 08/01/22	75,000	75,311
5.850%, 03/15/36	176,000	222,982

		479,410

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Shares/Principal Amount*	Value

Provincial—0.2%
Province of British Columbia 6.500%, 01/15/26	260,000	$368,286
Province of Ontario 2.450%, 06/29/22	150,000	152,284
Province of Quebec Canada 6.350%, 01/30/26	500,000	683,241

		1,203,811

Telecommunications—0.5%
America Movil S.A.B. de C.V. 5.625%, 11/15/17	125,000	150,906
6.375%, 03/01/35	200,000	265,229
British Telecommunications plc 5.950%, 01/15/18	100,000	119,637
9.625%, 12/15/30	75,000	119,463
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	100,000	150,219
France Telecom S.A. 8.500%, 03/01/31	165,000	247,657
Nippon Telegraph & Telephone Corp. 1.400%, 07/18/17	500,000	506,605
Rogers Communications, Inc. 6.800%, 08/15/18	100,000	126,649
8.750%, 05/01/32	100,000	154,143
Telefonica Emisiones S.A. Unipersonal 6.421%, 06/20/16	100,000	110,900
Vodafone Group plc
5.000%, 09/15/15	150,000	166,511
2.500%, 09/26/22	225,000	224,590

		2,342,509

Transportation—0.0%
Canadian National Railway Co.
6.800%, 07/15/18	120,000	151,530

Total Foreign Bonds & Debt Securities (Cost $16,773,869)		16,901,597

U.S. Treasury & Government Agencies—1.1%

U.S. Treasury—1.1%
U.S. Treasury Notes
2.875%, 01/31/13 (d) (Cost $5,309,364)	5,242,000	5,254,287

Convertible Preferred Stocks—0.5%

Aerospace & Defense—0.1%
United Technologies Corp.
7.500%, 08/01/15	8,900	495,819

Electric Utilities—0.4%
NextEra Energy, Inc.
5.889%, 09/01/15	21,900	1,096,314

Electric Utilities—(Continued)
PPL Corp.
8.750%, 05/01/14	20,300	$1,090,719

		2,187,033

Total Convertible Preferred Stocks (Cost $2,670,891)		2,682,852

Preferred Stocks—0.5%

Automobiles—0.4%
Volkswagen AG	9,751	2,218,409

Household Products—0.1%
Henkel AG & Co. KGaA	5,446	447,243

Total Preferred Stocks (Cost $2,423,321)		2,665,652

Municipals—0.3%
American Municipal Power Inc
7.499%, 02/15/50	100,000	135,954
Los Angeles, Department of Airports, Build America Bonds
6.582%, 05/15/39	65,000	84,758
Los Angeles, California Unified School District, Build America Bonds
5.750%, 07/01/34	100,000	119,994
6.758%, 07/01/34	75,000	100,184
Port Authority of New York & New Jersey 4.458%, 10/01/62	160,000	158,086
State of California 7.300%, 10/01/39	260,000	360,542
5.770%, 05/15/43	140,000	172,804
State of Massachusetts 5.456%, 12/01/39	150,000	188,682

Total Municipals (Cost $1,302,842)		1,321,004

Short-Term Investment—21.8%

Repurchase Agreement—21.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $105,822,059 on 01/02/13, collateralized by $108,075,000 U.S. Treasury Notes at 0.250% due 09/15/15 with a value of $107,939,096.	105,822,000	105,822,000

Total Short-Term Investment (Cost $105,822,000)		105,822,000

Total Investments—95.9% (Cost $456,187,726) (e)		466,467,672
Other assets and liabilities (net)—4.1%		19,692,232

Net Assets—100.0%		$486,159,904

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Security is a “step-down” bond where coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2012, the market value of securities pledged was $5,106,943.
(e)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $457,430,675. The aggregate unrealized appreciation and depreciation of investments were $13,258,122 and $(4,221,125), respectively, resulting in net unrealized appreciation of $9,036,997 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $22,607,257, which is 4.7% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(SGD)—	Singapore Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$1,038,559	$—	$—	$1,038,559
Air Freight & Logistics	525,842	238,727	—	764,569
Airlines	62,618	—	—	62,618
Auto Components	403,190	1,025,694	—	1,428,884
Automobiles	448,904	3,025,778	—	3,474,682
Beverages	1,685,432	942,663	—	2,628,095
Biotechnology	1,052,210	—	—	1,052,210
Building Products	173,830	463,486	—	637,316
Capital Markets	984,267	611,576	—	1,595,843
Chemicals	1,023,685	2,736,468	—	3,760,153
Commercial Banks	1,623,972	9,060,664	—	10,684,636
Commercial Services & Supplies	213,320	—	—	213,320
Communications Equipment	1,273,062	624,357	—	1,897,419
Computers & Peripherals	2,581,285	1,452,613	—	4,033,898
Construction & Engineering	456,762	—	—	456,762

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Construction Materials	$—	$378,574	$—	$378,574
Consumer Finance	650,118	—	—	650,118
Containers & Packaging	361,641	—	—	361,641
Diversified Financial Services	1,666,545	2,873,627	—	4,540,172
Diversified Telecommunication Services	1,087,704	1,737,269	—	2,824,973
Electric Utilities	1,090,491	—	—	1,090,491
Electrical Equipment	498,989	1,707,552	—	2,206,541
Electronic Equipment, Instruments & Components	—	1,572,420	—	1,572,420
Energy Equipment & Services	1,475,958	367,894	—	1,843,852
Food & Staples Retailing	622,003	—	—	622,003
Food Products	1,292,150	5,838,776	—	7,130,926
Gas Utilities	98,879	—	—	98,879
Health Care Equipment & Supplies	948,672	—	—	948,672
Health Care Providers & Services	1,096,335	—	—	1,096,335
Hotels, Restaurants & Leisure	117,010	3,553,863	—	3,670,873
Household Durables	196,003	3,605,875	—	3,801,878
Household Products	1,035,909	939,754	—	1,975,663
Industrial Conglomerates	632,188	636,498	—	1,268,686
Insurance	1,682,444	11,395,086	—	13,077,530
Internet & Catalog Retail	394,691	—	—	394,691
Internet Software & Services	1,251,932	—	—	1,251,932
IT Services	1,866,922	—	—	1,866,922
Life Sciences Tools & Services	110,181	—	—	110,181
Machinery	624,157	522,453	—	1,146,610
Media	2,330,629	610,272	—	2,940,901
Metals & Mining	844,015	1,445,798	—	2,289,813
Multi-Utilities	647,029	1,341,503	—	1,988,532
Multiline Retail	810,464	—	—	810,464
Office Electronics	—	647,166	—	647,166
Oil, Gas & Consumable Fuels	4,241,822	5,296,095	—	9,537,917
Paper & Forest Products	—	550,314	—	550,314
Personal Products	—	534,036	—	534,036
Pharmaceuticals	3,441,448	10,207,215	—	13,648,663
Professional Services	—	605,477	—	605,477
Real Estate Investment Trusts	1,256,304	3,433,458	—	4,689,762
Real Estate Management & Development	—	1,849,075	—	1,849,075
Road & Rail	1,367,355	840,480	—	2,207,835
Semiconductors & Semiconductor Equipment	914,197	646,684	—	1,560,881
Software	2,142,330	378,744	—	2,521,074
Specialty Retail	1,511,429	1,055,579	—	2,567,008
Textiles, Apparel & Luxury Goods	578,030	1,255,340	—	1,833,370
Tobacco	630,438	4,336,851	—	4,967,289
Trading Companies & Distributors	247,093	1,796,274	—	2,043,367
Wireless Telecommunication Services	25,645	1,537,340	—	1,562,985
Total Common Stocks	53,336,088	93,679,368	—	147,015,456
Total Convertible Bonds*	—	103,123,886	—	103,123,886
Total Domestic Bonds & Debt Securities*	—	81,680,938	—	81,680,938
Total Foreign Bonds & Debt Securities*	—	16,901,597	—	16,901,597
Total U.S. Treasury & Government Agencies*	—	5,254,287	—	5,254,287
Total Convertible Preferred Stocks*	2,682,852	—	—	2,682,852
Total Preferred Stocks*	—	2,665,652	—	2,665,652
Total Municipals	—	1,321,004	—	1,321,004
Total Short-Term Investment*	—	105,822,000	—	105,822,000
Total Investments	$56,018,940	$410,448,732	$—	$466,467,672

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$1,444,556	$—	$1,444,556
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(713,862)	—	(713,862)
Total Forward Contracts	$—	$730,694	$—	$730,694
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$998,450	$—	$—	$998,450
Future Contracts (Unrealized Depreciation)	(212)	—	—	(212)
Total Futures Contracts	$998,238	$—	$—	$998,238
Swap Contracts
Swap Contracts at Value (Assets)	$—	$301,278	$—	$301,278
Swap Contracts at Value (Liabilities)	—	(758,654)	—	(758,654)
Total Swap Contracts	$—	$(457,376)	$—	$(457,376)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$360,645,672
Repurchase Agreement		105,822,000
Cash		16,123,536
Cash denominated in foreign currencies (b)		59,247
Cash collateral for swaps		270,000
Receivable for investments sold		122,266
Receivable for fund shares sold		3,192,208
Dividends receivable		163,529
Interest receivable		1,648,591
Net variation margin on futures contracts		2,268,606
Swap interest receivable		363,369
Swaps at market value		301,278
Unrealized appreciation on forward foreign currency exchange contracts		1,444,556

Total Assets		492,424,858

Liabilities
Due to Adviser	$17,276
Payables for:
Investments purchased	4,173,169
Fund shares redeemed	5,857
Swaps at market value	758,654
Unrealized depreciation on forward foreign currency exchange contracts	713,862
Swap interest	61,598
Accrued Expenses:
Management fees	296,706
Distribution and service fees—Class B	95,373
Administration fees	2,860
Custodian and accounting fees	12,967
Deferred trustees’ fees	7,087
Other expenses	119,545

Total Liabilities		6,264,954

Net Assets		$486,159,904

Net assets represented by
Paid in surplus		$472,838,339
Accumulated net realized gain		2,329,247
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions		11,551,865
Distributions in excess of net investment income		(559,547)

Net Assets		$486,159,904

Net Assets
Class B		$486,159,904
Capital Shares Outstanding*
Class B		46,316,679
Net Asset Value, Offering Price and Redemption Price Per Share
Class B		$10.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $350,365,726.
(b)	Identified cost of cash denominated in foreign currencies was $59,155.

Consolidated§ Statement of Operations

Period Ended December 31, 2012(a)

Investment Income
Dividends (b)		$893,533
Interest		1,336,023

Total investment income		2,229,556
Expenses
Management fees	$1,176,434
Administration fees	8,524
Custodian and accounting fees	161,504
Distribution and service fees—Class B	373,168
Audit and tax services	78,868
Legal	85,473
Trustees’ fees and expenses	26,292
Shareholder reporting	38,765
Insurance	21
Organizational expense	2,096
Miscellaneous	15,058

Total expenses	1,966,203
Less management fee waiver	(78,795)
Less expenses reimbursed by the Adviser	(21,567)

Net expenses	1,865,841

Net Investment Income		363,715

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		1,290,544
Futures contracts		3,342,286
Swap contracts		711,564
Foreign currency transactions		(306,128)

Net realized gain		5,038,266

Net change in unrealized appreciation (depreciation) on:
Investments		10,279,946
Futures contracts		998,238
Swap contracts		(457,376)
Foreign currency transactions		731,057

Net change in unrealized appreciation		11,551,865

Net realized and unrealized gain		16,590,131

Net Increase in Net Assets from Operations		$16,953,846

(a)	Commencement of operations was 4/23/2012.
(b)	Net of foreign withholding taxes of $35,204.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Changes in Net Assets

Period Ended December 31, 2012(a)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$363,715
Net realized gain	5,038,266
Net change in unrealized appreciation	11,551,865

Net increase in net assets resulting from operations	16,953,846

Distributions to Shareholders
From net investment income
Class B	(1,676,207)
From net realized capital gains
Class B	(2,915,176)

Net decrease in net assets resulting from distributions	(4,591,383)

Net increase in net assets from capital share transactions	473,797,441

Net Increase in Net Assets	486,159,904

Net Assets
Net assets at beginning of period	—

Net assets at end of period	$486,159,904

Distributions in excess of net investment income at end of period	$(559,547)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended December 31, 2012(a)
	Shares	Value
Class B
Sales	46,752,485	$477,991,749
Reinvestments	438,528	4,591,383
Redemptions	(874,334)	(8,785,691)

Net increase	46,316,679	$473,797,441

Increase derived from capital shares transactions		$473,797,441

(a)	Commencement of operations was 4/23/2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Period Ended December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.02
Net realized and unrealized gain on investments	0.58

Total from investment operations	0.60

Less Distributions
Distributions from net investment income	(0.04)
Distributions from net realized capital gains	(0.06)

Total distributions	(0.10)

Net Asset Value, End of Period	$10.50

Total Return (%) (c)	6.02	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.32	(e)
Ratio of net expenses to average net assets (%)	1.25	(e)(f)
Ratio of net investment income to average net assets (%)	0.24	(e)
Portfolio turnover rate (%)	33	(d)
Net assets, end of period (in millions)	$486.2

(a)	Commencement of operations was 4/23/2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to consolidated financial statements.

MIST-27

§See Note 2 of the notes to consolidated financial statements.

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”) (commenced operations on April 23, 2012), which is diversified. The Portfolio’s shares first became available to investors through certain separate accounts on April 30, 2012. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B Shares. Class B Shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the account of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2012	% of Total Assets at December 31, 2012
JPMorgan Global Active Allocation Portfolio, Ltd.	4/23/2012	$16,047,065	3.3%

3. Significant Accounting Policies

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the consolidated financial statements were issued.

MIST-28

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of

MIST-29

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments, contingent payment debt instrument adjustments, Real Estate Investment Trusts (REITs), return of capital adjustments, distribution and service fees and controlled foreign corporation reversal. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign

MIST-30

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with J.P. Morgan Investment Management, Inc. (“the Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended December 31, 2012	% per annum	Average Daily Net Assets
$1,176,434	0.800%	First $250 Million
	0.750%	$250 Million to $500 Million
	0.720%	$500 Million to $750 Million
	0.700%	Over $750 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The Subadviser voluntarily agreed to waive its entire subadvisory fee through July 31, 2012. Also through July 31, 2012, the Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived. Amounts waived for the period ended December 31, 2012 are shown as a management fee waiver in the Consolidated Statement of Operations.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2013. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not

MIST-31

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement	Expenses Deferred in 2012 Subject to repayment until December 31,
Class B	2017

1.25%	$21,567

Amounts waived for the period ended December 31, 2012 are shown as expenses reimbursed by the Adviser in the Consolidated Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of December 31, 2012, there was $21,567 in expense deferrals eligible for recoupment by the Adviser.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended December 31, 2012 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$7,703,189	$388,547,643	$7,774,228	$44,531,758

6. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

forward foreign exchange rates at the value date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Swaps at market value	$276,658	Swaps at market value	$659,970
	Unrealized appreciation on futures contracts*	6,516	Unrealized depreciation on futures contracts*	212
Equity	Swaps at market value	24,620	Swaps at market value	98,684
	Unrealized appreciation on futures contracts*	991,934
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,444,556	Unrealized depreciation on forward foreign currency exchange contracts	713,862

Total		$2,744,284		$1,472,728

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to consolidated financial statements. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Transactions in derivative instruments during the period ended December 31, 2012, were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Commodity	Total
Forward foreign currency transactions	$—	$—	$(245,268)	$—	$(245,268)
Futures contracts	(49,697)	3,410,540	—	(18,557)	3,342,286
Swap contracts	712,462	(898)	—	—	711,564

	$662,765	$3,409,642	$(245,268)	$(18,557)	$3,808,582

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Commodity	Total
Forward foreign currency transactions	$—	$—	$730,694	$—	$730,694
Futures contracts	6,304	991,934	—	—	998,238
Swap contracts	(457,376)	—	—	—	(457,376)

	$(451,072)	$991,934	$730,694	$—	$1,271,556

For the period ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Forward foreign currency transactions	$47,027,349
Futures contracts long	3,733,728
Futures contracts short	3,050,881
Swap contracts	59,842,890

(a)	Averages are based on activity levels during 2012.

7. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
03/27/13	Westpac Banking Corp.	2,696,523	AUD	$2,791,408	$(8,221)
03/27/13	Westpac Banking Corp.	306,740	CHF	335,827	55
03/27/13	Morgan Stanley & Co., Inc.	472,308	DKK	83,914	(241)
01/31/13	Westpac Banking Corp.	161,000	EUR	207,833	4,730
03/27/13	HSBC Bank plc	318,934	EUR	421,277	16
01/31/13	Citibank N.A.	118,494	GBP	188,202	4,271
01/31/13	UBS AG	461,340	GBP	750,862	(1,495)
03/27/13	Australia & New Zealand Banking Group	3,383,685	HKD	436,772	(95)
01/31/13	Citibank N.A.	16,244,707	JPY	198,617	(11,072)
01/31/13	HSBC Bank plc	12,287,500	JPY	154,818	(12,959)
01/31/13	Morgan Stanley & Co., Inc.	14,118,607	JPY	176,240	(13,241)
01/31/13	State Street Bank and Trust	17,727,683	JPY	221,266	(16,601)
03/27/13	Morgan Stanley & Co., Inc.	1,954,997	NOK	349,505	1,185
01/02/13	HSBC Bank plc	1,613,062	SEK	247,619	424
03/27/13	HSBC Bank plc	995,856	SGD	816,026	(847)

Net Unrealized Depreciation					$(54,091)

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
01/31/13	HSBC Bank plc	1,039,985	AUD	$1,064,060	$(13,673)
03/27/13	Westpac Banking Corp.	587,238	CAD	591,504	2,193

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
01/31/13	HSBC Bank plc	545,000	CHF	$583,584	$(12,601)
01/31/13	Australia & New Zealand Banking Group	2,987,195	EUR	3,792,453	(151,438)
01/31/13	Citibank N.A.	404,656	EUR	522,442	(11,812)
01/31/13	Citibank N.A.	210,073	EUR	267,266	(10,086)
01/31/13	Credit Suisse International	346,000	EUR	441,712	(15,100)
01/31/13	HSBC Bank plc	1,277,489	EUR	1,627,112	(59,513)
01/31/13	Morgan Stanley & Co., Inc.	7,732,831	EUR	10,010,482	(198,910)
01/31/13	Morgan Stanley & Co., Inc.	347,670	EUR	445,790	(13,227)
01/31/13	Westpac Banking Corp.	2,484,478	EUR	3,209,247	(70,924)
01/31/13	Citibank N.A.	1,497,250	GBP	2,396,084	(35,941)
01/31/13	Morgan Stanley & Co., Inc.	537,526	GBP	858,368	(14,750)
01/31/13	Standard Chartered Bank	1,414,711	GBP	2,300,857	2,902
01/31/13	Westpac Banking Corp.	2,018,702	GBP	3,240,426	(38,607)
03/27/13	HSBC Bank plc	2,011,513	GBP	3,265,458	(1,268)
01/31/13	Citibank N.A.	72,625,000	JPY	917,643	79,190
01/31/13	Citibank N.A.	70,774,539	JPY	882,357	65,267
01/31/13	Citibank N.A.	22,111,976	JPY	278,018	22,736
01/31/13	Credit Suisse International	31,467,167	JPY	380,862	17,574
01/31/13	HSBC Bank plc	17,151,633	JPY	216,620	18,605
01/31/13	Morgan Stanley & Co., Inc.	22,370,000	JPY	275,901	17,640
01/31/13	Societe Generale	1,004,300,105	JPY	12,602,618	1,008,009
01/31/13	Societe Generale	294,122,689	JPY	3,566,412	170,776
01/31/13	Societe Generale	17,680,000	JPY	215,367	11,252
01/31/13	State Street Bank and Trust	26,796,902	JPY	310,905	1,536
03/27/13	Australia & New Zealand Banking Group	24,970,040	JPY	297,638	9,233
03/27/13	HSBC Bank plc	183,150	NZD	150,257	(298)
01/31/13	HSBC Bank plc	4,417,680	SGD	3,615,501	(720)
01/31/13	Westpac Banking Corp.	2,484,538	SGD	2,034,485	694
01/31/13	Westpac Banking Corp.	510,625	SGD	417,765	(222)

Net Unrealized Appreciation					$778,517

Forward foreign cross-currency exchange contracts:

Settlement Date	Counterparty	Contracts to Buy		Contracts to Deliver		Unrealized Appreciation
03/27/13	UBS AG	73,680	AUD	6,454,294	JPY	$1,500
03/27/13	Westpac Banking Corp.	70,471	EUR	7,866,445	JPY	2,230
03/27/13	Westpac Banking Corp.	57,433	GBP	7,855,755	JPY	2,538

Net Unrealized Appreciation						$6,268

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

8. Futures Contracts

The futures contracts outstanding as of December 31, 2012, and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation/ (Depreciation)
MSCI EAFE E-Mini Index Futures	03/15/13	53	$4,253,775	$40,020
MSCI Emerging Market Mini Futures	03/15/13	546	28,369,253	937,297
S&P 500 E-Mini Index Futures	03/15/13	1,014	71,984,453	14,617
U.S. Treasury Note 10 Year Futures	03/19/13	12	1,593,587	(212)

Net Unrealized Appreciation				$991,722

Futures Contracts—Short	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation
U.S. Treasury Note 10 Year Futures	03/19/13	(53)	$(7,043,922)	$6,516

9. Swap Agreements

Open interest rate swap agreements as of December 31, 2012 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.611%	08/02/22	Barclays Bank plc	11,110,000	USD	$(129,065)	$—	$(129,065)
Receive	3-Month USD-LIBOR	1.829%	08/13/22	Barclays Bank plc	6,630,000	USD	(51,911)	—	(51,911)
Pay	3-Month USD-LIBOR	1.904%	08/20/22	Barclays Bank plc	5,180,000	USD	74,947	—	74,947
Receive	3-Month USD-LIBOR	1.753%	08/31/22	Credit Suisse International	10,070,000	USD	(5,674)	—	(5,674)
Receive	3-Month USD-LIBOR	1.705%	09/11/22	Barclays Bank plc	7,600,000	USD	35,670	—	35,670
Pay	3-Month USD-LIBOR	1.874%	09/19/22	Barclays Bank plc	6,890,000	USD	73,556	—	73,556
Pay	3-Month USD-LIBOR	1.691%	10/01/22	Credit Suisse International	6,560,000	USD	(44,824)	—	(44,824)
Pay	3-Month USD-LIBOR	1.745%	10/09/22	Barclays Bank plc	5,910,000	USD	(12,652)	—	(12,652)
Pay	3-Month USD-LIBOR	1.825%	10/19/22	Barclays Bank plc	8,330,000	USD	41,705	—	41,705
Pay	3-Month USD-LIBOR	1.760%	11/05/22	Deutsche Bank AG	8,700,000	USD	(16,103)	—	(16,103)
Pay	3-Month USD-LIBOR	1.692%	11/23/22	Deutsche Bank AG	27,220,000	USD	(241,373)	—	(241,373)
Pay	3-Month USD-LIBOR	1.673%	12/05/22	Credit Suisse International	9,350,000	USD	(104,568)	—	(104,568)
Pay	3-Month USD-LIBOR	1.752%	12/18/22	Credit Suisse International	7,750,000	USD	(32,736)	—	(32,736)
Pay	3-Month USD-LIBOR	1.845%	12/21/22	Credit Suisse International	11,260,000	USD	50,780	—	50,780
Pay	3-Month USD-LIBOR	1.773%	12/31/22	Credit Suisse International	8,500,000	USD	(21,064)	—	(21,064)

Totals							$(383,312)	$—	$(383,312)

Open total return swap agreements as of December 31, 2012 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	—	0.1400%	01/18/13	Deutsche Bank AG	Dow Jones-UBS Energy Index	USD (5,000,000)	$22,013	$—	$22,013
Pay	—	0.1600%	01/18/13	Deutsche Bank AG	Dow Jones-UBS Softs Index	USD (989,000)	2,607	—	2,607
Pay	—	0.1500%	01/18/13	Deutsche Bank AG	Dow Jones-UBS Precious Metals Index	USD (2,042,000)	(5,727)	—	(5,727)
Pay	—	0.1500%	01/18/13	Deutsche Bank AG	Dow Jones-UBS Industrial Metals Index	USD (3,014,000)	(8,550)	—	(8,550)

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	—	0.1600%	01/18/13	Deutsche Bank AG	Dow Jones-UBS Livestock Index	USD (955,000)	(12,758)	$—	$(12,758)
Pay	—	0.2000%	01/18/13	Deutsche Bank AG	Dow Jones-UBS Grains index	USD (4,000,000)	(71,649)	—	(71,649)

Totals							$(74,064)	$—	$(74,064)

Securities in the amount of $277,067 has been received at the custodian bank as collateral for swap contracts.

10. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

11. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

12. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2012 were as follows:

Ordinary Income	Long-Term Capital Gain	Total
$3,216,051	$1,375,332	$4,591,383

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total
$2,940,544	$1,809,501	$8,578,608	$13,328,653

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

13. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial

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Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Global Active Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of JPMorgan Global Active Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the financial highlights for the period April 23, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from the brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JPMorgan Global Active Allocation Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations, the changes in net assets, and the financial highlights for the period April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-40

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-41

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-42

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-43

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Legg Mason ClearBridge Aggressive Growth Portfolio returned 18.81%, 18.51%, and 18.57%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned 15.21% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The past year saw solid performance from equities with the S&P 500 finishing up 16%, despite significant and widespread macroeconomic and geopolitical volatility and uncertainty. Among the challenges investors had to overcome during 2012 included a sluggish economic recovery, a highly politicized presidential election and the fiscal cliff debate at home, as well as Europe’s series of debt crises and China’s slowing growth. The skeptical investing public continued to shift assets from equities into fixed-income securities in a flight to perceived safety, even as interest rates on bonds fell to record lows. The fourth quarter of 2012 saw a relatively flat market point-to-point with a strong finish to close out the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

As we have noted several times in the past, given our bottom-up, fundamental-research driven investment approach, and our long-term investment time horizon, the broad market’s gyrations had little influence on our activity in the Portfolio. Our attention has remained sharply focused on the financial health and growth prospects of our Portfolio holdings, which remain solid. We believe that the selective “stock picker’s market” that supplanted the highly correlated volatility-driven market over the past year remains in effect at the close of the fourth quarter. This shift has led to outperformance by companies that can grow earnings and cash flows in today’s tough macroeconomic environment. The net result has been strong absolute and relative returns in our Portfolio.

We have continued to seek out companies that can generate growth and create shareholder value through two key pathways; innovation and pricing power. For example, several of our holdings in the Health Care sector, specifically Biotechnology and Biopharmaceutical companies, have advanced significantly over the past year on the strength of the innovative products emerging from their research pipelines. In addition, a number of the companies in this sector have accretively repurchased stock at attractive valuation levels. Meanwhile, the ability to set and sustain price increases for both content and distribution companies has been a major factor behind the strong performance seen this year in several of our cable television and Media holdings in the Consumer Discretionary sector.

During the 12-month period, both overall stock selection and overall sector allocation made positive contributions to the Portfolio’s performance relative the benchmark Russell 3000 Growth Index. In particular, stock selection in the Consumer Discretionary, Health Care, Industrials and Information Technology sectors helped the Portfolio’s relative performance. The Portfolio’s overweight positions in the Health Care and Consumer Discretionary sectors and its underweight position in the Consumer Staples sector also helped relative performance for the year.

Leading individual contributors to Portfolio performance during the year included Biogen Idec Inc. and Amgen Inc. in the Health Care sector, Comcast Corp. and Liberty Media Corp. in the Consumer Discretionary sector and Seagate Technology Inc. in the Information Technology sector.

Stock selection in the Energy and Materials sectors detracted from relative performance, as did an underweight to the Financials sector and an overweight to the Energy sector.

The bottom contributors to Portfolio performance for the year included Weatherford International Ltd., Core Laboratories NV (The Netherlands) and Anadarko Petroleum Corp. in the Energy sector, and SanDisk Corp. and Intel Corp. in the Information Technology sector.

During the year, the Portfolio added new positions in Facebook Inc. and Newfield Exploration Co. Through spin-offs from existing holdings, the Portfolio acquired positions in ADT Corp., Pentair Corp., Liberty Interactive Corp. and Engility Holdings Inc. The Portfolio closed out positions in Charming Shoppes, which was acquired by Ascena Retail Group; Human Genome Sciences Inc., which was acquired by GlaxoSmithKline PLC (United Kingdom); Standard Microsystems Corp., which was acquired by Microchip Technology Inc. and Cirrus Logic Inc.

During the year ended December 31, 2012, the Portfolio’s positioning with regard to sector weightings was largely consistent, with the largest allocations remaining in the Health Care, Consumer Discretionary; Energy, Information Technology, Industrials and Materials sectors. The Portfolio had no holdings in the Consumer Staples, Financials, Telecommunication Services and Utilities sectors. As always, the Portfolio’s sector allocations are largely a function of our bottom-up stock selection process.

MIST-1

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Advisors, LLC

Portfolio Manager Commentary*—(Continued)

At the end of 2012, the Portfolio continued to have a strong emphasis toward companies that we believe have the ability to grow value by prudent use of their free cash flows.

Richard Freeman

Evan Bauman

Portfolio Managers

ClearBridge Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO MANAGED BY

CLEARBRIDGE ADVISORS, LLC VS. RUSSELL 3000 GROWTH INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year	Since Inception[3]
Legg Mason ClearBridge Aggressive Growth Portfolio
Class A	18.81	4.45	7.37	—
Class B	18.51	4.18	7.12	—
Class E	18.57	4.30	—	6.82
Russell 3000 Growth Index[1]	15.21	3.15	7.69	7.71

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A shares is 1/2/2002. Inception of Class B shares is 2/12/2001. Inception of Class E shares is 4/17/2003.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Biogen Idec, Inc.	9.4
UnitedHealth Group, Inc.	8.4
Anadarko Petroleum Corp.	7.2
Amgen, Inc.	6.5
Comcast Corp.- Special Class A	6.4
Forest Laboratories, Inc.	4.0
Weatherford International, Ltd.	3.2
Core Laboratories N.V.	3.2
Valeant Pharmaceuticals International, Inc.	2.9
Seagate Technology plc	2.8

Top Sectors

% of Market Value of Total Investments
Health Care	36.3
Consumer Discretionary	20.0
Energy	16.2
Information Technology	15.9
Industrials	9.3
Materials	1.4
Cash & Cash Equivalents	0.8

MIST-3

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Legg Mason ClearBridge Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.64%	$1,000.00	$1,071.80	$3.33
	Hypothetical*	0.64%	$1,000.00	$1,021.92	$3.25

Class B	Actual	0.89%	$1,000.00	$1,069.80	$4.63
	Hypothetical*	0.89%	$1,000.00	$1,020.66	$4.52

Class E	Actual	0.79%	$1,000.00	$1,070.40	$4.11
	Hypothetical*	0.79%	$1,000.00	$1,021.17	$4.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
Engility Holdings, Inc. (a) (b)	57,266	$1,102,943
L-3 Communications Holdings, Inc.	400,800	30,709,296

		31,812,239

Biotechnology—18.0%
Amgen, Inc.	1,097,700	94,753,464
Biogen Idec, Inc. (a)	939,560	137,805,265
BioMimetic Therapeutics, Inc. (a) (b)	229,340	1,660,422
ImmunoGen, Inc. (a) (b)	250,000	3,187,500
Isis Pharmaceuticals, Inc. (a) (b)	261,735	2,737,748
Vertex Pharmaceuticals, Inc. (a)	529,972	22,227,026

		262,371,425

Commercial Services & Supplies—2.8%
ADT Corp. (The)	389,112	18,089,817
Tyco International, Ltd.	784,225	22,938,581

		41,028,398

Communications Equipment—0.1%
Arris Group, Inc. (a)	122,915	1,836,350

Computers & Peripherals—5.4%
SanDisk Corp. (a)	852,890	37,151,888
Seagate Technology plc (b)	1,349,900	41,144,952

		78,296,840

Construction & Engineering—1.2%
Fluor Corp.	286,410	16,823,723

Electronic Equipment, Instruments & Components—2.4%
Dolby Laboratories, Inc. - Class A (b)	276,800	8,118,544
TE Connectivity, Ltd.	744,625	27,640,480

		35,759,024

Energy Equipment & Services—8.8%
Core Laboratories N.V.	425,670	46,529,988
National Oilwell Varco, Inc.	521,578	35,649,856
Weatherford International, Ltd. (a)	4,186,900	46,851,411

		129,031,255

Health Care Equipment & Supplies—2.6%
Covidien plc	668,825	38,617,955

Health Care Providers & Services—8.4%
UnitedHealth Group, Inc.	2,254,400	122,278,656

Internet & Catalog Retail—1.6%
Liberty Interactive Corp. - Class A (a)	1,037,900	20,425,872
Liberty Ventures (a)	44,510	3,015,998

		23,441,870

Internet Software & Services—0.5%
Facebook, Inc. - Class A (a)	283,600	7,552,268

Machinery—3.2%
Pall Corp.	615,100	$37,065,926
Pentair, Ltd.	184,904	9,088,032

		46,153,958

Media—18.4%
AMC Networks, Inc. - Class A (a)	461,525	22,845,487
Cablevision Systems Corp. - Class A (b)	1,816,300	27,135,522
CBS Corp. - Class B	188,600	7,176,230
Comcast Corp. - Class A	459,500	17,176,110
Comcast Corp. - Special Class A (b)	2,583,700	92,884,015
DIRECTV (a)	542,875	27,230,610
Liberty Global, Inc. - Class A (a)	163,800	10,317,762
Liberty Media Corp. - Liberty Capital - Class A (a)	270,988	31,437,318
Madison Square Garden Co. (The) - Class A (a)	501,850	22,257,048
Viacom, Inc. - Class B	188,700	9,952,038

		268,412,140

Metals & Mining—1.4%
Freeport-McMoRan Copper & Gold, Inc.	428,800	14,664,960
Nucor Corp. (b)	147,500	6,369,050

		21,034,010

Oil, Gas & Consumable Fuels—7.4%
Anadarko Petroleum Corp.	1,411,060	104,855,869
Newfield Exploration Co. (a)	116,700	3,125,226

		107,981,095

Pharmaceuticals—7.3%
Forest Laboratories, Inc. (a)	1,632,300	57,652,836
Teva Pharmaceutical Industries, Ltd. (ADR)	170,700	6,373,938
Valeant Pharmaceuticals International, Inc. (a)	705,470	42,165,942

		106,192,716

Semiconductors & Semiconductor Equipment—4.8%
Broadcom Corp. - Class A (a)	1,075,745	35,725,492
Cree, Inc. (a) (b)	571,900	19,433,162
Intel Corp.	711,248	14,673,046

		69,831,700

Software—2.7%
Advent Software, Inc. (a) (b)	8,700	186,006
Autodesk, Inc. (a)	498,200	17,611,370
Citrix Systems, Inc. (a)	323,400	21,263,550

		39,060,926

Total Common Stocks (Cost $1,138,254,740)		1,447,516,548

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2012

Short-Term Investments—7.3%

Security Description	Shares/ Principal Amount*	Value

Mutual Fund—6.5%
State Street Navigator Securities Lending Prime Portfolio (c)	95,354,438	$95,354,438

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $12,000,007 on 01/02/13 collateralized by $10,945,000 Federal National Mortgage Association at 4.375% due 10/15/15 with a value of $12,244,719.	12,000,000	12,000,000

Total Short-Term Investments (Cost $107,354,438)		107,354,438

Total Investments—106.5% (Cost $1,245,609,178) (d)		1,554,870,986
Other assets and liabilities (net)—(6.5)%		(95,309,181)

Net Assets—100.0%		$1,459,561,805

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $94,881,300 and the collateral received consisted of cash in the amount of $95,354,438. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,245,712,432. The aggregate unrealized appreciation and depreciation of investments were $359,311,708 and $(50,153,154), respectively, resulting in net unrealized appreciation of $309,158,554 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,447,516,548	$—	$—	$1,447,516,548
Short-Term Investments
Mutual Fund	95,354,438	—	—	95,354,438
Repurchase Agreement	—	12,000,000	—	12,000,000
Total Short-Term Investments	95,354,438	12,000,000	—	107,354,438
Total Investments	$1,542,870,986	$12,000,000	$—	$1,554,870,986

Collateral for securities loaned (Liability)	$—	$(95,354,438)	$—	$(95,354,438)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,554,870,986
Cash		453
Receivable for fund shares sold		781,978
Dividends receivable		571,361
Other assets		2,495

Total Assets		1,556,227,273

Liabilities
Payables for:
Fund shares redeemed	$309,297
Collateral for securities loaned	95,354,438
Accrued Expenses:
Management fees	739,403
Distribution and service fees— Class B	98,463
Distribution and service fees— Class E	2,254
Administration fees	7,305
Custodian and accounting fees	13,273
Deferred trustees’ fees	55,938
Other expenses	85,097

Total Liabilities		96,665,468

Net Assets		$1,459,561,805

Net assets represented by
Paid in surplus		$2,293,684,104
Accumulated net realized loss		(1,149,479,234)
Unrealized appreciation on investments		309,261,808
Undistributed net investment income		6,095,127

Net Assets		$1,459,561,805

Net Assets
Class A		$974,497,883
Class B		467,348,169
Class E		17,715,753
Capital Shares Outstanding*
Class A		105,257,104
Class B		51,678,734
Class E		1,941,561
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$9.26
Class B		9.04
Class E		9.12

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,245,609,178.
(b)	Includes securities loaned at value of $94,881,300.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$15,087,533
Interest		1,547
Securities lending income		211,817

Total investment income		15,300,897
Expenses
Management fees	$7,604,358
Administration fees	34,937
Custodian and accounting fees	86,253
Distribution and service fees—Class B	1,154,055
Distribution and service fees—Class E	27,361
Audit and tax services	36,122
Legal	38,323
Trustees’ fees and expenses	24,848
Shareholder reporting	145,031
Insurance	3,705
Miscellaneous	5,786

Total expenses	9,160,779
Less broker commission recapture	(14,176)

Net expenses	9,146,603

Net Investment Income		6,154,294

Net Realized and Unrealized Gain
Net realized gain on:
Investments		15,418,830
Futures contracts		105,406

Net realized gain		15,524,236

Net change in unrealized appreciation on investments		183,541,588

Net realized and unrealized gain		199,065,824

Net Increase in Net Assets From Operations		$205,220,118

(a)	Net of foreign withholding taxes of $93,736.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$6,154,294	$1,889,851
Net realized gain	15,524,236	4,064,992
Net change in unrealized appreciation (depreciation)	183,541,588	(1,147,693)

Net increase in net assets resulting from operations	205,220,118	4,807,150

Distributions to Shareholders
From net investment income
Class A	(1,481,500)	(664,432)
Class B	(108,638)	—
Class E	(19,721)	—

Net decrease in net assets resulting from distributions	(1,609,859)	(664,432)

Net increase in net assets from capital share transactions	159,450,290	306,433,964

Net Increase in Net Assets	363,060,549	310,576,682

Net Assets
Net assets at beginning of period	1,096,501,256	785,924,574

Net assets at end of period	$1,459,561,805	$1,096,501,256

Undistributed net investment income at end of period	$6,095,127	$1,563,810

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	31,536,001	$286,049,129	25,959,927	$215,759,091
Shares issued through acquisition	—	—	2,902,620	24,730,316
Reinvestments	170,287	1,481,500	80,245	664,432
Redemptions	(10,739,022)	(94,129,243)	(22,158,673)	(183,145,369)

Net increase	20,967,266	$193,401,386	6,784,119	$58,008,470

Class B
Sales	8,046,574	$68,385,093	17,411,881	$134,563,236
Shares issued through acquisition	—	—	20,821,320	173,649,815
Reinvestments	12,766	108,638	—	—
Redemptions	(11,626,737)	(99,895,338)	(9,703,410)	(74,924,554)

Net increase (decrease)	(3,567,397)	$(31,401,607)	28,529,791	$233,288,497

Class E
Sales	244,903	$2,104,548	1,022,547	$8,348,405
Shares issued through acquisition	—	—	1,320,788	11,107,831
Reinvestments	2,299	19,721	—	—
Redemptions	(539,644)	(4,673,758)	(551,821)	(4,319,239)

Net increase (decrease)	(292,442)	$(2,549,489)	1,791,514	$15,136,997

Increase derived from capital shares transactions		$159,450,290		$306,433,964

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012		2011	2010		2009	2008
Net Asset Value, Beginning of Period	$7.81		$7.55	$6.09		$4.57	$7.54

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.02	0.01		0.00 (b)	0.01
Net realized and unrealized gain (loss) on investments	1.42		0.25	1.45		1.53	(2.93)

Total from investment operations	1.47		0.27	1.46		1.53	(2.92)

Less Distributions
Distributions from net investment income	(0.02)		(0.01)	(0.00	)(c)	(0.01)	(0.00	)(c)
Distributions from net realized capital gains	0.00		0.00	0.00		0.00	(0.05)

Total distributions	(0.02)		(0.01)	(0.00	)(c)	(0.01)	(0.05)

Net Asset Value, End of Period	$9.26		$7.81	$7.55		$6.09	$4.57

Total Return (%) (d)	18.81		3.55	24.05		33.45	(38.95)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.64		0.65	0.68		0.67	0.65
Ratio of net investment income to average net assets (%)	0.61		0.27	0.19		0.11	0.13
Portfolio turnover rate (%)	4		6	1		3	6
Net assets, end of period (in millions)	$974.5		$657.9	$585.2		$493.9	$580.9

	Class B
	Year Ended December 31,
	2012		2011	2010		2009	2008
Net Asset Value, Beginning of Period	$7.63		$7.39	$5.97		$4.49	$7.42

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03		0.00 (b)	0.00	(b)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.38		0.24	1.42		1.49	(2.87)

Total from investment operations	1.41		0.24	1.42		1.48	(2.88)

Less Distributions
Distributions from net investment income	(0.00	)(c)	0.00	0.00		0.00	0.00
Distributions from net realized capital gains	0.00		0.00	0.00		0.00	(0.05)

Total distributions	(0.00	)(c)	0.00	0.00		0.00	(0.05)

Net Asset Value, End of Period	$9.04		$7.63	$7.39		$5.97	$4.49

Total Return (%) (d)	18.51		3.25	23.79		32.96	(39.05)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.89		0.90	0.93		0.92	0.90
Ratio of net investment income (loss) to average net assets (%)	0.31		0.04	(0.06)		(0.16)	(0.13)
Portfolio turnover rate (%)	4		6	1		3	6
Net assets, end of period (in millions)	$467.3		$421.4	$197.5		$152.9	$120.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010		2009		2008
Net Asset Value, Beginning of Period	$7.70	$7.44	$6.01		$4.51		$7.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	0.01	0.00	(b)	(0.00	)(b)	(0.00	)(b)
Net realized and unrealized gain (loss) on investments	1.40	0.25	1.43		1.50		(2.89)

Total from investment operations	1.43	0.26	1.43		1.50		(2.89)

Less Distributions
Distributions from net investment income	(0.01)	0.00	0.00		0.00		0.00
Distributions from net realized capital gains	0.00	0.00	0.00		0.00		(0.05)

Total distributions	(0.01)	0.00	0.00		0.00		(0.05)

Net Asset Value, End of Period	$9.12	$7.70	$7.44		$6.01		$4.51

Total Return (%) (d)	18.57	3.49	23.79		33.26		(39.03)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	0.80	0.83		0.82		0.80
Ratio of net investment income (loss) to average net assets (%)	0.40	0.18	0.00		(0.06)		(0.03)
Portfolio turnover rate (%)	4	6	1		3		6
Net assets, end of period (in millions)	$17.7	$17.2	$3.3		$3.0		$2.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Legg Mason ClearBridge Aggressive Growth Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-12

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture and, futures reclass. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with ClearBridge Advisors, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

MIST-13

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$7,604,358	0.650%	First $500 Million
	0.600%	$500 Million to $1 Billion
	0.550%	$1 Billion to $2 Billion
	0.500%	Over $2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$242,018,857	$—	$50,746,801

The Portfolio engaged in security transactions with other accounts managed by ClearBridge Advisors, LLC that amounted to $3,474,942 in purchases of investments which are included above.

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under

MIST-14

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period November 1 through November 2, 2012, the Portfolio had bought and sold $168,654,508 in equity index futures contracts. At December 31, 2012, the Portfolio did not have any open futures contracts. For the year ended December 31, 2012, the Portfolio had realized gains in the amount of $105,406 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

8. Acquisition

At the close of business on April 29, 2011, the Portfolio, with aggregate Class A, Class B and Class E net assets of $690,422,921, $266,377,246 and $3,993,204, respectively, acquired all of the assets and liabilities of Legg Mason Value Equity Portfolio of the Trust (“Legg Mason Value Equity”). The acquisition was accomplished by a tax-free exchange of 2,902,620 Class A shares of the Portfolio (valued at $24,730,316) for 3,555,394 Class A shares of Legg Mason Value Equity; 20,821,321 Class B shares of the Portfolio (valued at $173,649,815) for 24,981,757 of Class B shares of Legg Mason Value Equity; and 1,320,788 Class E shares of the Portfolio (value at $11,107,831) for 1,596,251 of Class E shares of Legg Mason Value Equity. Legg Mason Value Equity then distributed the Class A, B and E shares of the Portfolio that it received from the Portfolio to its shareholders by class. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because Legg Mason Value Equity had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. Legg Mason Value Equity’s net assets on April 29, 2011, were $24,730,316, $173,649,815 and $11,107,831 for Class A, Class B and Class E shares, respectively, including investments valued at $203,440,228 with a cost basis of $195,398,974. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Legg Mason Value Equity were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(968,634,364) in capital loss carry forwards from Legg Mason Value Equity.

MIST-15

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The net assets of the Portfolio immediately after the acquisition were $1,170,281,333, which included $8,041,253 of acquired unrealized appreciation and $22,597 of acquired distributions in excess of net investment income.

Assuming the acquisition had been completed on January 1, 2011, the Portfolio’s pro-forma results of operations for the year ended December 31, 2011 would have been:

(Unaudited)
Net Investment income	$2,064,542	(a)
Net realized and unrealized gain (loss) on Investments	46,766,506	(b)

Net increase in assets from operations	$48,831,048

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Legg Mason Value Equity that have been included in the Portfolio’s Statement of Operations since April 29, 2011.

(a)	$1,889,851 as reported plus $(22,597) Legg Mason Value Equity pre-merger, plus $79,285 in lower advisory fees, plus $118,003 of pro-forma eliminated other expenses.
(b)	$2,917,299 as reported plus $43,849,207 Legg Mason Value Equity pre-merger.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$1,609,859	$664,432	$—	$—	$1,609,859	$664,432

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$6,151,064	$—	$309,158,554	$(1,149,375,980)	$(834,066,362)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2015	Expiring 12/31/2016		Expiring 12/31/2017	Expiring 12/31/2018	Total
$345,332,542*	$659,613,130	*	$130,530,096	$13,900,212	$1,149,375,980

*	The Portfolio acquired capital losses in its merger with Legg Mason Value Equity Portfolio on April 29, 2011.

10. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-16

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Legg Mason ClearBridge Aggressive Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason ClearBridge Aggressive Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Aggressive Growth Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-19

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Legg Mason ClearBridge Aggressive Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-20

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the

MIST-21

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Legg Mason ClearBridge Aggressive Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Russell 3000 Growth Index, for the one-, three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Legg Mason ClearBridge Aggressive Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MIST-22

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Legg Mason ClearBridge Aggressive Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-23

Met Investors Series Trust

Legg Mason ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-24

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-25

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned 17.24% and 16.93%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the Citigroup World Government Bond Index2 (WGBI), returned 15.83% and 1.65%, respectively, over the same period. A blend of the MSCI World Index1 (60%) and the Citi WGBI2 (40%) returned 10.15% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets were generally positive for the year, with Asian, European and emerging markets posting some of the highest returns. Despite concerns of slowing global growth, the European debt crisis and United States (“U.S.”) fiscal cliff, it appeared that swift action by central banks put investor anxieties at ease and stocks moved higher. Within this environment, the Portfolio posted strong returns on an absolute basis, and outperformed its benchmark, the MSCI World Index.

The first six months of 2012 saw a shift in the market’s appetite for risk in the fixed income sleeve of the Portfolio. We oscillated from periods where we benefited from modest improvements in macroeconomic data, given better liquidity conditions and indications of modest improvements expected in global growth, to times of uncertainty toward the recovery and surrounding the unresolved European debt crisis. Towards the end of the period, global government bond markets were mixed with European markets strongly outperforming as growth prospects remained subdued and peripheral sovereign fears continued to recede with the assistance of further concessions on Greek debt. Corporate credit markets were well supported by the favorable risk environment throughout the last six months where major central banks continued to push government bond yields lower while endeavoring to stimulate lackluster growth and labor markets and in turn drive investors to seek yield alternatives elsewhere.

PORTFOLIO REVIEW / PERIOD END POSITIONING

In the equity sleeve of the Portfolio, stock selection drove the majority of performance. Our stock selection in the Consumer Staples, Healthcare, Information Technology, Industrials and Utilities drove strong relative, as well as absolute performance. Energy was the only sector to underperform on an absolute basis. On a regional basis, stock selection in North America and Europe contributed the most positively to relative returns.

On a stock basis, the top contributors to relative performance included Apple and Novo Nordisk (Denmark). Apple has been a long-term holding of the Portfolio. Shares of Apple were up during the year as the company continued to execute well, posting strong quarterly results due to robust demand for their products including iPhones and iPads. Shares of Novo Nordisk rose during the year after a U.S. Food & Drug Administration advisory panel voted to recommend approval for new applications of the company’s insulin drugs. The largest detractors to relative performance during the year included Arcos Dorados (Argentina) and FMC Technologies. Arcos Dorados shares were down amidst concerns of slowing Brazilian consumer trends and increasing competition. FMC Technologies fell after the company lowered its earnings expectations. This was due in large part to the company’s North American surface technology unit, which has been declining faster than anticipated.

Over the past year, the positioning of the equity sleeve of the Portfolio has changed somewhat as a result of our individual stock decisions. We decreased the Portfolio weights in the Information Technology and Consumer Staples sectors. We sold Baidu (China) to reduce our risk to the controversy surrounding Chinese American Depository Receipt listings, and Coca Cola Enterprises was sold to take profits. The Portfolio exposure to the Financials and Materials sectors was increased. Within Financials, we added Barclays (United Kingdom) to the Portfolio, as well as adding to its initial position of Citigroup.

In the fixed income sleeve of the Portfolio, security selection and sector allocation were the main drivers of outperformance for the year. The fixed income Portfolio’s allocation to the Corporate Bond space drove outperformance due to the U.S. and European Corporate Credit markets outperforming Government bond markets. Best performing industries on an excess return basis were subordinated Banks, Insurance, and Supermarkets. Selections within U.S. Banking (i.e. Merrill Lynch & Co and Bank of America Corp) and Health Care Facilities (such as NTS, and HCA, Inc) positively contributed to the Portfolio’s performance. The Portfolio overweight to the Corporate sector and the High Yield allocation is captured in this bucket. Currency and hedging allocation was another driver of outperformance. While our overweight to select emerging markets such as the Brazilian Real and underweight in the Euro dragged on returns, our substantial underweight in Japanese Yen boosted relative returns for the period. The Portfolio corresponding overweights to the Colombian Peso, Mexican Peso, Norwegian Krone, Singapore Dollar, and South Korean Won added to excess return. Another positive source of return came from yield curve and duration positioning. The Portfolio longer than benchmark positioning in the U.S. dollar pay arena, specifically U.S. corporates, positively contributed to performance. Country allocation detracted from returns during the period mainly due to our preference for U.S. local markets and underweight in European local markets which recovered sharply. The Portfolio underweight to Japanese local markets and overweight to Mexican local markets helped performance.

For the fixed income positioning, where we have taken profit on strong performing credits in the Portfolio, we have preferred to follow a swap discipline in the Portfolio’s Credit exposures, adding select new issues to replace some issues that have rallied to ‘tight’ yield levels or to a high price premium above par. We remain cautious toward interest rate risk and maintain a duration exposure shorter than benchmark. Global growth prospects have improved marginally with the U.S. continuing to show its best prospects of returning nearer toward trend.

MIST-1

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

We remain committed to our bottom up investment process – focused on the individual companies in the Portfolio and evaluate investment opportunities on that same basis. Throughout the year, we have seen that despite an uncertain macroeconomic environment, companies can deliver strong results.

Dan Fuss

Warren Koontz

David Rolley

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings,asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO MANAGED BY

LOOMIS, SAYLES & COMPANY, L.P. VS. MSCI WORLD INDEX1 AND CITIGROUP WORLD GOVERNMENT BOND INDEX (WGBI)2

AVERAGE ANNUAL RETURN3 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[4]
Loomis Sayles Global Markets Portfolio
Class A	17.24	4.00	7.62
Class B	16.93	3.75	7.34
MSCI World Index[1]	15.83	-1.18	1.76
Citigroup World Government Bond Index (WGBI)[2]	1.65	5.27	6.19

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The Citigroup World Government Bond Index is an index of bonds issued by governments in the U.S. Europe and Asia.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 Inception of Class A and Class B shares is 5/1/2006. Index returns are based on an inception date of 5/1/2006.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Citigroup, Inc.	2.4
Diageo plc	2.0
Oracle Corp.	2.0
HCA, Inc.	1.9
Google, Inc. - Class A	1.9
Sanofi	1.8
Apple, Inc.	1.7
Roche Holding AG	1.7
Praxair, Inc.	1.6
American Express Co.	1.6

Top Equity Sectors

% of Market Value of Total Investments
Financials	12.9
Information Technology	10.3
Consumer Staples	8.5
Health Care	7.5
Industrials	7.3

Top Fixed Income Sectors

% of Market Value of Total Investments
Foreign Bonds & Debt Securities	13.2
Domestic Bonds & Debt Securities	11.9
Cash & Cash Equivalents	2.6
Convertible Bonds	2.3
U.S. Treasury & Government Agencies	0.4

MIST-3

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Markets Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.79%	$1,000.00	$1,082.90	$4.14
	Hypothetical*	0.79%	$1,000.00	$1,021.17	$4.01

Class B	Actual	1.04%	$1,000.00	$1,081.00	$5.44
	Hypothetical*	1.04%	$1,000.00	$1,019.91	$5.28

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—67.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Precision Castparts Corp.	21,304	$4,035,404

Beverages—3.4%
Anheuser-Busch InBev N.V.	66,645	5,824,014
Diageo plc	286,200	8,332,004

		14,156,018

Chemicals—3.2%
Potash Corp. of Saskatchewan, Inc.	86,447	3,517,529
Praxair, Inc.	62,692	6,861,639
Valspar Corp. (a)	49,947	3,116,693

		13,495,861

Commercial Banks—5.2%
Banco Santander Chile (ADR)	168,685	4,805,836
Barclays plc	958,771	4,140,340
PNC Financial Services Group, Inc.	112,268	6,546,347
Standard Chartered plc	239,786	6,078,255

		21,570,778

Communications Equipment—1.1%
QUALCOMM, Inc.	74,634	4,628,801

Computers & Peripherals—1.7%
Apple, Inc.	13,619	7,259,336

Construction Materials—0.2%
Siam Cement PCL	55,100	797,051

Consumer Finance—1.6%
American Express Co.	116,503	6,696,592

Diversified Financial Services—2.3%
Citigroup, Inc.	242,624	9,598,205

Diversified Telecommunication Services—1.5%
AT&T, Inc.	87,904	2,963,244
CenturyLink, Inc. (a)	88,107	3,446,746

		6,409,990

Energy Equipment & Services—2.2%
National Oilwell Varco, Inc.	50,536	3,454,136
Schlumberger, Ltd.	85,025	5,891,382

		9,345,518

Food & Staples Retailing—1.4%
CVS Caremark Corp.	119,719	5,788,414

Food Products—1.4%
DE Master Blenders 1753 N.V. (b)	484,328	5,633,720

Gas Utilities—1.0%
National Fuel Gas Co. (a)	81,875	4,150,244

Health Care Equipment & Supplies—1.1%
Elekta AB - B Shares (a)	299,486	$4,722,809

Health Care Providers & Services—1.5%
Qualicorp S.A. (b)	292,700	3,046,322
UnitedHealth Group, Inc.	56,315	3,054,526

		6,100,848

Independent Power Producers & Energy Traders—1.5%
Calpine Corp. (b)	340,071	6,165,487
Dynegy, Inc. (a) (b)	3,375	64,564

		6,230,051

Industrial Conglomerates—1.0%
Siemens AG	37,762	4,104,337

Insurance—1.4%
ACE, Ltd.	73,848	5,893,070

Internet—0.9%
Mail.ru Group, Ltd. (GDR) (144A)	110,064	3,798,353

Internet & Catalog Retail—1.2%
priceline.com, Inc. (b)	8,090	5,025,508

Internet Software & Services—1.9%
Google, Inc. - Class A (b)	10,906	7,736,389

Machinery—3.5%
Atlas Copco AB - A Shares	190,578	5,275,790
Caterpillar, Inc.	33,729	3,021,444
FANUC Corp.	33,000	6,136,806

		14,434,040

Metals & Mining—1.0%
Antofagasta plc	196,641	4,369,530

Multiline Retail—1.3%
S.A.C.I. Falabella	535,333	5,525,383

Oil, Gas & Consumable Fuels—3.8%
BG Group plc	188,710	3,164,339
Noble Energy, Inc.	58,693	5,971,426
Royal Dutch Shell plc (ADR)	94,701	6,529,634

		15,665,399

Personal Products—1.1%
Natura Cosmeticos S.A.	157,593	4,521,954

Pharmaceuticals—4.8%
Genomma Lab Internacional S.A.B. de C.V. - Class B (a) (b)	2,501,468	5,139,830
Roche Holding AG	35,041	7,138,724
Sanofi	79,513	7,540,633

		19,819,187

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Real Estate Management & Development—2.1%
Hang Lung Properties, Ltd.	996,000	$3,993,468
Jones Lang LaSalle, Inc. (a)	54,143	4,544,763

		8,538,231

Road & Rail—0.9%
Genesee & Wyoming, Inc. - Class A (b)	46,958	3,572,565

Semiconductors & Semiconductor Equipment—1.1%
Texas Instruments, Inc. (a)	149,924	4,638,648

Software—3.0%
Microsoft Corp.	166,822	4,459,152
Oracle Corp.	245,634	8,184,525

		12,643,677

Specialty Retail—2.0%
CIA Hering	225,900	4,670,041
Lowe’s Cos., Inc.	98,728	3,506,819

		8,176,860

Textiles, Apparel & Luxury Goods—0.6%
Burberry Group plc	129,375	2,648,895

Tobacco—1.2%
British American Tobacco plc	102,037	5,170,218

Trading Companies & Distributors—0.9%
Mills Estruturas e Servicos de Engenharia S.A.	230,800	3,841,728

Wireless Telecommunication Services—2.4%
China Mobile, Ltd.	478,000	5,599,221
Vodafone Group plc	1,701,304	4,278,552

		9,877,773

Total Common Stocks (Cost $245,248,242)		280,621,385

Foreign Bonds & Debt Securities—13.1%

Aerospace/Defense—0.0%
Finmeccanica S.p.A. 4.875%, 03/24/25 (EUR)	150,000	192,800

Agriculture—0.0%
BAT International Finance plc 3.250%, 06/07/22 (144A)	150,000	156,669

Auto Manufacturers—0.1%
Kia Motors Corp. 3.625%, 06/14/16 (144A)	300,000	314,727

Security Description	Principal Amount*	Value

Chemicals—0.1%
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	200,000	$211,500

Coal—0.1%
Adaro Indonesia PT 7.625%, 10/22/19 (144A)	400,000	448,000

Commercial Banks—2.2%
Akbank TAS 3.875%, 10/24/17 (144A)	600,000	619,992
Banco de Credito e Inversiones 3.000%, 09/13/17 (144A)	600,000	612,934
Banco do Brasil SA/Cayman 3.875%, 10/10/22	300,000	303,000
Banco Latinoamericano de Comercio Exterior S.A. 3.750%, 04/04/17 (144A)	150,000	153,900
Banco Santander Brasil S.A. 4.625%, 02/13/17 (144A) (a)	400,000	425,000
Banco Santander Chile 6.500%, 09/22/20 (144A) (CLP)	250,000,000	522,193
Banco Santander Mexico S.A. 4.125%, 11/09/22 (144A)	150,000	153,000
Banco Votorantim S.A. 6.250%, 05/16/16 (144A) (BRL)	450,000	252,119
Barclays Bank plc 3.680%, 08/20/15 (KRW)	220,000,000	210,799
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A) (a)	300,000	338,250
Canara Bank, Ltd. 6.365%, 11/28/21 (c)	200,000	198,727
Eksportfinans ASA 2.000%, 09/15/15	90,000	86,201
Export-Import Bank of Korea 4.000%, 11/26/15 (144A) (PHP)	8,000,000	206,670
Finansbank AS 5.150%, 11/01/17 (144A) (a)	200,000	196,000
Hana Bank 4.000%, 11/03/16 (144A)	200,000	215,696
ICICI Bank, Ltd. 6.375%, 04/30/22 (144A) (c)	300,000	304,125
Industrial Bank of Korea 2.375%, 07/17/17 (144A)	300,000	305,398
Itau Unibanco Holding S.A. 6.200%, 12/21/21 (144A)	300,000	333,000
Macquarie Bank, Ltd. 5.000%, 02/22/17 (144A) (a)	550,000	602,100
6.625%, 04/07/21 (144A)	500,000	553,560
PKO Finance AB 4.630%, 09/26/22 (144A)	450,000	474,750
Standard Chartered Bank 5.875%, 09/26/17 (EUR)	250,000	384,865
State Bank of India 4.125%, 08/01/17 (144A)	300,000	309,261
Turkiye Garanti Bankasi 4.000%, 09/13/17 (144A) (a)	300,000	310,125

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Banks—(Continued)
Turkiye Is Bankasi 3.875%, 11/07/17 (144A)	400,000	$409,400
VTB Bank OJSC Via VTB Capital S.A. 6.000%, 04/12/17 (144A)	200,000	216,700
Woori Bank Co., Ltd. 5.875%, 04/13/21 (144A)	200,000	232,595
Yapi ve Kredi Bankasi Via Unicredit Luxembourg S.A. 5.188%, 10/13/15 (144A)	300,000	313,800

		9,244,160

Commercial Services—0.1%
WPP 2008, Ltd. 6.000%, 04/04/17 (GBP)	160,000	297,264

Construction Materials—0.1%
Desarrolladora Homex S.A.B. de C.V. 9.750%, 03/25/20 (144A) (a)	400,000	436,000
Lafarge S.A. 4.750%, 03/23/20 (EUR)	75,000	103,946

		539,946

Diversified Financial Services—0.2%
Banco BTG Pactual S.A. 5.750%, 09/28/22 (144A) (a)	300,000	308,250
Hyundai Capital Services, Inc. 3.500%, 09/13/17 (144A)	400,000	422,862

		731,112

Electric—0.6%
CEZ A.S. 4.250%, 04/03/22 (144A)	400,000	430,176
Dubai Electricity & Water Authority 8.500%, 04/22/15 (144A)	300,000	340,500
6.375%, 10/21/16 (144A)	200,000	222,000
E.CL S.A. 5.625%, 01/15/21 (144A)	250,000	282,100
Emgesa S.A. E.S.P 8.750%, 01/25/21 (144A) (COP)	420,000,000	278,479
Empresas Publicas de Medellin E.S.P. 8.375%, 02/01/21 (144A) (COP)	1,200,000,000	784,448
Majapahit Holding B.V. 7.750%, 01/20/20 (144A)	200,000	252,500

		2,590,203

Engineering & Construction—0.1%
Odebrecht Finance, Ltd. 6.000%, 04/05/23 (144A)	420,000	487,725
Sydney Airport Finance Co. Pty, Ltd. 5.125%, 02/22/21 (144A)	140,000	155,970

		643,695

Food—0.1%
BRF - Brasil Foods S.A. 5.875%, 06/06/22 (144A)	200,000	$221,000
Marfrig Overseas, Ltd. 9.500%, 05/04/20 (144A)	100,000	86,750

		307,750

Forest Products & Paper—0.1%
Celulosa Arauco y Constitucion S.A. 4.750%, 01/11/22	400,000	421,563
Fibria Overseas Finance, Ltd. 6.750%, 03/03/21 (144A)	150,000	167,625

		589,188

Gas—0.1%
China Resources Gas Group, Ltd. 4.500%, 04/05/22 (144A)	200,000	220,398

Holding Companies-Diversified—0.1%
Hutchison Whampoa International 11, Ltd. 3.500%, 01/13/17 (144A)	200,000	212,723
Noble Group, Ltd. 6.750%, 01/29/20 (144A)	300,000	317,625

		530,348

Iron/Steel—0.3%
ArcelorMittal 7.250%, 03/01/41 (a)	300,000	279,045
CSN Resources S.A. 6.500%, 07/21/20 (144A)	100,000	109,000
Hyundai Steel Co. 4.625%, 04/21/16 (144A)	400,000	429,234
Samarco Mineracao S.A. 4.125%, 11/01/22 (144A) (a)	300,000	306,000

		1,123,279

Media—0.1%
Myriad International Holding B.V. 6.375%, 07/28/17 (144A)	100,000	113,250
Shaw Communications, Inc. 5.650%, 10/01/19 (CAD)	250,000	283,186

		396,436

Mining—0.2%
Anglo American Capital plc 2.625%, 09/27/17 (144A)	250,000	255,415
AngloGold Ashanti Holdings plc 5.125%, 08/01/22 (a)	285,000	289,386
Vale Overseas, Ltd. 6.875%, 11/21/36	350,000	435,603

		980,404

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Multi-National—0.5%
Central American Bank for Economic Integration 3.875%, 02/09/17 (144A)	550,000	$587,203
European Investment Bank 2.375%, 07/10/20 (CHF)	430,000	525,383
International Bank for Reconstruction & Development 2.300%, 02/26/13 (KRW)	1,190,000,000	1,109,928

		2,222,514

Oil & Gas—0.5%
Gazprom OAO Via Gaz Capital S.A. 4.950%, 05/23/16 (144A)	200,000	215,250
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350%, 06/30/21 (144A) (a)	190,000	214,225
OGX Austria GmbH 8.500%, 06/01/18 (144A) (a)	200,000	181,000
Pacific Rubiales Energy Corp. 7.250%, 12/12/21 (144A) (a)	480,000	556,800
Pan American Energy LLC 7.875%, 05/07/21 (144A)	180,000	157,050
Petrobras International Finance Co. 6.250%, 12/14/26 (GBP)	200,000	374,452
Petroleos de Venezuela S.A. 5.375%, 04/12/27	600,000	420,000

		2,118,777

Oil & Gas Services—0.1%
Korea National Oil Corp. 3.125%, 04/03/17 (144A)	200,000	210,320

Pipelines—0.1%
Transportadora de Gas del Sur S.A. 7.875%, 05/14/17 (144A)	345,000	289,800

Retail—0.1%
Edcon Proprietary, Ltd. 3.433%, 06/15/14 (EUR) (c)	135,000	171,066
Lotte Shopping Co., Ltd. 3.375%, 05/09/17 (144A)	200,000	207,671

		378,737

Semiconductors—0.0%
STATS ChipPAC, Ltd. 7.500%, 08/12/15 (144A)	150,000	160,500

Sovereign—6.5%
Argentina Boden Bonds 7.000%, 10/03/15	230,000	210,450
Argentine Republic Government International Bond 8.280%, 12/31/33 (a)	861,524	620,297
Brazil Notas do Tesouro Nacional 6.000%, 05/15/15 (BRL)	715,000	848,854
10.000%, 01/01/21 (BRL)	1,635,000	841,129

Sovereign—(Continued)
Brazilian Government International Bond 8.500%, 01/05/24 (BRL)	350,000	$208,120
Canadian Government Bonds 3.500%, 06/01/13 (CAD)	205,000	208,166
3.000%, 12/01/15 (CAD)	750,000	791,643
Costa Rica Government International Bond 4.250%, 01/26/23 (144A)	200,000	202,800
Export Credit Bank of Turkey 5.375%, 11/04/16 (144A)	200,000	218,800
Hungary Government International Bonds 6.375%, 03/29/21	190,000	210,710
Iceland Government International Bond 5.875%, 05/11/22 (144A)	500,000	559,244
Indonesia Treasury Bond 11.500%, 09/15/19 (IDR)	2,901,000,000	410,451
Italy Buoni Poliennali Del Tesoro 4.500%, 08/01/18 (EUR)	1,165,000	1,615,153
5.000%, 03/01/22 (EUR)	220,000	305,547
4.000%, 02/01/37 (EUR)	380,000	435,873
Korea Treasury Bond 5.000%, 09/10/14 (KRW)	1,000,000,000	967,304
Malaysia Government Bonds 3.210%, 05/31/13 (MYR)	1,200,000	392,650
3.434%, 08/15/14 (MYR)	1,600,000	526,462
4.262%, 09/15/16 (MYR)	800,000	271,894
4.012%, 09/15/17 (MYR)	1,850,000	625,171
Mexican Bonos 8.000%, 12/17/15 (MXN)	14,050,000	1,178,168
7.750%, 12/14/17 (MXN)	20,850,000	1,795,423
8.500%, 12/13/18 (MXN)	10,000,000	905,223
6.500%, 06/10/21 (MXN)	3,500,000	292,620
8.500%, 11/18/38 (MXN)	6,500,000	635,453
New Zealand Government Bond 6.000%, 05/15/21 (NZD)	1,000,000	982,345
Norwegian Government Bonds 4.250%, 05/19/17 (NOK)	1,980,000	396,848
4.500%, 05/22/19 (NOK)	4,280,000	897,905
Philippine Government International Bond 6.250%, 01/14/36 (PHP)	30,000,000	876,712
Poland Government Bond 4.750%, 04/25/17 (PLN)	1,000,000	343,147
Poland Government International Bonds 3.000%, 03/17/23	285,000	285,000
Republic of Costa Rica 10.580%, 09/23/15 (CRC)	155,000,000	315,066
Singapore Government Bond 1.625%, 04/01/13 (SGD)	2,015,000	1,654,868
2.250%, 07/01/13 (SGD)	570,000	471,335
2.500%, 06/01/19 (SGD)	375,000	339,960
Spain Government Bonds 4.250%, 10/31/16 (EUR)	250,000	334,740
4.300%, 10/31/19 (EUR)	260,000	335,809
4.200%, 01/31/37 (EUR)	705,000	742,567
Sweden Government Bonds 4.500%, 08/12/15 (SEK)	3,830,000	644,197
5.000%, 12/01/20 (SEK)	2,650,000	516,275

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Thailand Government Bonds 3.250%, 06/16/17 (THB)	19,000,000	$624,925
Turkey Government Bonds Zero Coupon, 05/15/13 (TRY)	500,000	273,959
9.000%, 03/08/17 (TRY)	1,010,000	620,511
Uruguay Government International Bonds 5.000%, 09/14/18 (UYU)	5,000,000	478,296
4.375%, 12/15/28 (UYU)	4,890,329	332,284
3.700%, 06/26/37 (UYU)	2,700,000	237,502

		26,981,856

Telecommunications—0.6%
Altice Financing S.A. 7.875%, 12/15/19 (144A)	200,000	212,500
America Movil S.A.B. de C.V. 3.500%, 02/08/15 (CNY)	4,000,000	645,958
British Telecommunications plc 5.750%, 12/07/28 (GBP)	150,000	288,805
Colombia Telecomunicaciones S.A. ESP 5.375%, 09/27/22 (144A)	250,000	254,688
Indosat Palapa Co. B.V. 7.375%, 07/29/20 (144A) (a)	200,000	228,000
Oi S.A. 9.750%, 09/15/16 (144A) (BRL)	300,000	153,846
Telecom Italia Capital S.A. 6.000%, 09/30/34	350,000	343,875
Telefonica Emisiones SAU 4.375%, 02/02/16 (EUR)	140,000	196,689

		2,324,361

Transportation—0.1%
Transnet SOC, Ltd. 4.000%, 07/26/22 (144A)	300,000	302,625

Total Foreign Bonds & Debt Securities (Cost $50,509,952)		54,507,369

Domestic Bonds & Debt Securities—11.8%

Airlines—0.7%
Delta Air Lines Pass-Through Trust 8.954%, 08/10/14	1,305,773	1,353,043
8.021%, 08/10/22	1,360,471	1,487,947
US Airways Pass-Through Trust 8.000%, 10/01/19	40,000	42,700
5.900%, 10/01/24 (a)	80,000	87,200

		2,970,890

Auto Manufacturers—0.5%
Ford Motor Co. 6.625%, 10/01/28	1,675,000	1,942,765

Auto Parts & Equipment—0.4%
Goodyear Tire & Rubber Co. (The) 7.000%, 05/15/22 (a)	225,000	$242,438
7.000%, 03/15/28	1,228,000	1,243,350

		1,485,788

Chemicals—1.3%
Hercules, Inc. 6.500%, 06/30/29	10,000	9,025
Incitec Pivot Finance LLC 6.000%, 12/10/19 (144A)	80,000	91,843
Momentive Specialty Chemicals, Inc. 8.375%, 04/15/16 (h)	3,030,000	2,848,200
9.200%, 03/15/21 (h)	1,910,000	1,719,000
7.875%, 02/15/23 (h)	899,000	719,200

		5,387,268

Commercial Banks—1.5%
Ally Financial, Inc. 8.000%, 11/01/31 (a)	653,000	830,126
Bank of America Corp. 5.490%, 03/15/19	100,000	111,229
4.750%, 05/06/19 (EUR) (c)	285,000	365,817
5.000%, 05/13/21	90,000	102,927
Citigroup, Inc. 6.250%, 06/29/17 (NZD)	300,000	262,592
Goldman Sachs Group, Inc. (The) 6.750%, 10/01/37	945,000	1,074,406
6.875%, 01/18/38 (GBP)	100,000	179,994
Morgan Stanley 5.375%, 11/14/13 (GBP)	240,000	400,794
7.250%, 05/26/15 (AUD)	300,000	328,978
7.625%, 03/03/16 (AUD)	500,000	559,439
5.750%, 01/25/21	1,600,000	1,830,254
Wells Fargo & Co. 4.625%, 11/02/35 (GBP)	100,000	176,776
4.875%, 11/29/35 (GBP)	100,000	163,574

		6,386,906

Commercial Services—0.1%
RR Donnelley & Sons Co. 8.250%, 03/15/19 (a)	165,000	167,475
United Rentals North America, Inc. 7.625%, 04/15/22 (144A)	190,000	213,275

		380,750

Construction Materials—0.5%
Masco Corp. 7.750%, 08/01/29	200,000	222,977
6.500%, 08/15/32	30,000	31,118
USG Corp. 6.300%, 11/15/16	195,000	202,800
9.750%, 01/15/18	1,495,000	1,700,563

		2,157,458

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—0.9%
General Electric Capital Corp. 7.625%, 12/10/14 (NZD)	850,000	$753,494
Jefferies Group, Inc. 5.125%, 04/13/18	100,000	105,500
6.875%, 04/15/21	480,000	540,000
6.450%, 06/08/27	50,000	53,500
6.250%, 01/15/36	175,000	182,000
SLM Corp. 5.625%, 08/01/33	975,000	909,187
Springleaf Finance Corp. 5.850%, 06/01/13	245,000	249,594
5.400%, 12/01/15	390,000	370,500
5.750%, 09/15/16	600,000	544,500
6.900%, 12/15/17	230,000	207,000

		3,915,275

Electric—0.3%
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 11.250%, 12/01/18 (144A)	1,481,000	1,421,760

Healthcare-Services—2.1%
HCA, Inc. 7.690%, 06/15/25	755,000	775,762
7.580%, 09/15/25	375,000	381,563
7.050%, 12/01/27	80,000	77,400
7.500%, 11/06/33	5,060,000	5,110,600
7.750%, 07/15/36	1,420,000	1,451,950
Tenet Healthcare Corp. 6.875%, 11/15/31	910,000	823,550

		8,620,825

Holding Companies-Diversified—0.0%
Ladder Capital Finance Holdings LLP / Ladder Capital Finance Corp. 7.375%, 10/01/17 (144A)	90,000	92,925

Home Builders—0.2%
K. Hovnanian Enterprises, Inc. 7.500%, 05/15/16	15,000	14,738
5.000%, 11/01/21	700,000	602,000

		616,738

Insurance—0.2%
Forethought Financial Group, Inc. 8.625%, 04/15/21 (144A)	820,000	993,355

Iron/Steel—0.2%
Gerdau Holdings, Inc. 7.000%, 01/20/20 (144A)	400,000	467,000
United States Steel Corp. 7.500%, 03/15/22 (a)	290,000	306,675

		773,675

Lodging—0.0%
MGM Resorts International 8.625%, 02/01/19 (144A)	85,000	$95,200

Machinery-Diversified—0.0%
Cleaver-Brooks, Inc. 8.750%, 12/15/19 (144A)	65,000	67,275

Media—0.1%
Clear Channel Worldwide Holdings, Inc. 7.625%, 03/15/20	325,000	329,063

Oil & Gas—0.2%
Chesapeake Energy Corp. 6.625%, 08/15/20	5,000	5,387
6.875%, 11/15/20	5,000	5,444
Halcon Resources Corp. 8.875%, 05/15/21 (144A)	185,000	197,025
NGC Corp. Capital Trust I 8.316%, 06/01/27 (d)	520,000	0
Reliance Holdings USA, Inc. 5.400%, 02/14/22 (144A)	500,000	560,259

		768,115

Pharmaceuticals—0.1%
Valeant Pharmaceuticals International, Inc. 6.375%, 10/15/20 (144A)	50,000	53,750
VPI Escrow Corp. 6.375%, 10/15/20 (144A)	190,000	204,725

		258,475

Real Estate Investment Trusts—0.4%
iStar Financial, Inc. 8.625%, 06/01/13 (a)	273,000	280,849
5.950%, 10/15/13	955,000	980,069
5.700%, 03/01/14	125,000	128,437
6.050%, 04/15/15 (a)	40,000	40,600
5.875%, 03/15/16	220,000	222,200

		1,652,155

Retail—0.8%
J.C. Penney Corp., Inc. 7.400%, 04/01/37	5,000	4,200
7.625%, 03/01/97 (a)	250,000	197,500
New Albertsons, Inc. 7.450%, 08/01/29	5,470,000	3,090,550
Toys “R” Us, Inc. 7.375%, 10/15/18	150,000	137,250

		3,429,500

Telecommunications—1.3%
Alcatel-Lucent USA, Inc. 6.450%, 03/15/29	55,000	42,075

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
CenturyLink, Inc. 6.875%, 01/15/28	45,000	$46,607
7.600%, 09/15/39	475,000	494,487
7.650%, 03/15/42	185,000	193,924
Level 3 Financing, Inc. 9.375%, 04/01/19 (a)	95,000	106,638
7.000%, 06/01/20 (144A) (h)	380,000	398,525
Qwest Capital Funding, Inc. 7.750%, 02/15/31	1,445,000	1,517,199
Sprint Capital Corp. 6.900%, 05/01/19	735,000	804,825
6.875%, 11/15/28	1,250,000	1,306,250
8.750%, 03/15/32	350,000	429,625
Sprint Nextel Corp. 6.000%, 12/01/16	109,000	119,082

		5,459,237

Total Domestic Bonds & Debt Securities (Cost $46,189,716)		49,205,398

Convertible Bonds—2.3%

Auto Manufacturers—0.5%
Ford Motor Co. 4.250%, 11/15/16	1,305,000	2,074,950

Auto Parts & Equipment—0.1%
Meritor, Inc. 4.000%, 02/15/27 (e)	230,000	173,219

Insurance—0.5%
Old Republic International Corp. 3.750%, 03/15/18 (a)	1,875,000	1,960,547

Miscellaneous Manufacturing—0.0%
Trinity Industries, Inc. 3.875%, 06/01/36 (a)	45,000	50,541

Oil & Gas—0.0%
Chesapeake Energy Corp. 2.750%, 11/15/35	75,000	72,094
2.500%, 05/15/37 (a)	50,000	45,250

		117,344

Pharmaceuticals—0.1%
Omnicare, Inc. 3.750%, 12/15/25	365,000	539,744

Semiconductors—0.8%
Intel Corp. 3.250%, 08/01/39	2,670,000	3,142,256

Telecommunications—0.3%
Ciena Corp. 3.750%, 10/15/18 (144A)	115,000	130,022

Telecommunications—(Continued)
Level 3 Communications, Inc. 7.000%, 03/15/15 (144A)	1,015,000	$1,212,290

		1,342,312

Total Convertible Bonds (Cost $7,650,647)		9,400,913

Convertible Preferred Stocks—1.0%

Automobiles—0.6%
General Motors Co. Series B 4.750%, 12/01/13 (a)	56,810	2,507,025

Diversified Telecommunication Services — 0.4%
Lucent Technologies Capital Trust I 7.750%, 03/15/17	2,063	1,711,609

Total Convertible Preferred Stocks (Cost $4,217,837)		4,218,634

U.S. Treasury & Government Agencies—0.4%

U.S. Treasury—0.4%
U.S. Treasury Notes 0.125%, 12/31/14	1,275,000	1,272,011
0.250%, 02/15/15	210,000	209,935

Total U.S. Treasury & Government Agencies (Cost $1,480,284)		1,481,946

Municipals—0.2%
Tobacco Settlement Financing Corp. 6.706%, 06/01/46 (h) (Cost $1,364,699)	1,365,000	974,323

Preferred Stock—0.2%

Commercial Banks—0.2%
Ally Financial, Inc., Series G , 7.000% (144A) (Cost $211,643)	906	889,834

Mortgage-Backed Securities—0.0%

Commercial Mortgage-Backed Securities—0.0%
GS Mortgage Securities Corp. II 5.789%, 08/10/45 (c) (Cost $38,364)	40,000	38,854

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2012

Short-Term Investments—8.3%

Security Description	Shares/ Principal Amount*	Value

Mutual Fund—5.7%
State Street Navigator Securities Lending Prime Portfolio (f)	23,829,710	$23,829,710

Repurchase Agreement—2.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $10,853,006 on 01/02/13, collateralized by $9,750,000 Federal National Mortgage Association at 0.420% due 06/05/15 with a value of $9,762,188; by $1,305,000 U.S. Treasury Note at 0.375% due 06/15/15 with a value of $1,308,263.	10,853,000	10,853,000

Total Short-Term Investments (Cost $34,682,710)		34,682,710

Total Investments—104.7% (Cost $391,594,094) (g)		436,021,366
Other assets and liabilities (net)—(4.7)%		(19,474,200)

Net Assets—100.0%		$416,547,166

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $23,122,764 and the collateral received consisted of cash in the amount of $23,829,710. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Security is in default and/or issuer is in bankruptcy.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $393,286,597. The aggregate unrealized appreciation and depreciation of investments were $52,788,019 and $(10,053,250), respectively, resulting in net unrealized appreciation of $42,734,769 for federal income tax purposes.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $6,659,248, which is 1.6% of net assets. See details shown in the Restricted Securities table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $31,831,232, which is 7.6% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(CNY)—	Chinese Renminbi
(COP)—	Colombian Peso
(CRC)—	Costa Rican Colon
(EUR)—	Euro
(GBP)—	British Pound
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(IDR)—	Indonesian Rupiah
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(TRY)—	Turkish Lira
(UYU)—	Uruguayan Peso

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Level 3 Financing, Inc.	08/01/12	$380,000	$379,159	$398,525
Momentive Specialty Chemicals, Inc.	05/08/06	3,030,000	2,926,545	2,848,200
Momentive Specialty Chemicals,·lnc.	08/17/06	1,910,000	1,807,519	1,719,000
Momentive Specialty Chemicals, Inc.	09/27/06	899,000	562,795	719,200
Tobacco Settlement Financing Corp.	04/27/07	1,365,000	1,364,699	974,323

Countries Diversification as of December 31, 2012 (Unaudited)	% of Net Assets
United States	50.8
United Kingdom	9.5
Brazil	4.9
Switzerland	3.1
Netherlands	3.1
Chile	2.9
Sweden	2.8
Mexico	2.6
Hong Kong	2.5
France	1.8

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$4,035,404	$—	$—	$4,035,404
Beverages	—	14,156,018	—	14,156,018
Chemicals	13,495,861	—	—	13,495,861
Commercial Banks	11,352,183	10,218,595	—	21,570,778
Communications Equipment	4,628,801	—	—	4,628,801
Computers & Peripherals	7,259,336	—	—	7,259,336
Construction Materials	—	797,051	—	797,051
Consumer Finance	6,696,592	—	—	6,696,592
Diversified Financial Services	9,598,205	—	—	9,598,205
Diversified Telecommunication Services	6,409,990	—	—	6,409,990
Energy Equipment & Services	9,345,518	—	—	9,345,518
Food & Staples Retailing	5,788,414	—	—	5,788,414
Food Products	—	5,633,720	—	5,633,720
Gas Utilities	4,150,244	—	—	4,150,244
Health Care Equipment & Supplies	—	4,722,809	—	4,722,809
Health Care Providers & Services	3,054,526	3,046,322	—	6,100,848
Independent Power Producers & Energy Traders	6,230,051	—	—	6,230,051
Industrial Conglomerates	—	4,104,337	—	4,104,337
Insurance	5,893,070	—	—	5,893,070
Internet	3,798,353	—	—	3,798,353
Internet & Catalog Retail	5,025,508	—	—	5,025,508
Internet Software & Services	7,736,389	—	—	7,736,389
Machinery	3,021,444	11,412,596	—	14,434,040
Metals & Mining	—	4,369,530	—	4,369,530
Multiline Retail	—	5,525,383	—	5,525,383
Oil, Gas & Consumable Fuels	12,501,060	3,164,339	—	15,665,399
Personal Products	—	4,521,954	—	4,521,954
Pharmaceuticals	5,139,830	14,679,357	—	19,819,187
Real Estate Management & Development	4,544,763	3,993,468	—	8,538,231
Road & Rail	3,572,565	—	—	3,572,565
Semiconductors & Semiconductor Equipment	4,638,648	—	—	4,638,648
Software	12,643,677	—	—	12,643,677
Specialty Retail	3,506,819	4,670,041	—	8,176,860
Textiles, Apparel & Luxury Goods	—	2,648,895	—	2,648,895
Tobacco	—	5,170,218	—	5,170,218
Trading Companies & Distributors	—	3,841,728	—	3,841,728
Wireless Telecommunication Services	—	9,877,773	—	9,877,773
Total Common Stocks	164,067,251	116,554,134	—	280,621,385
Total Foreign Bonds & Debt Securities*	—	54,507,369	—	54,507,369

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Domestic Bonds & Debt Securities
Airlines	$—	$2,970,890	$—	$2,970,890
Auto Manufacturers	—	1,942,765	—	1,942,765
Auto Parts & Equipment	—	1,485,788	—	1,485,788
Chemicals	—	5,387,268	—	5,387,268
Commercial Banks	—	6,386,906	—	6,386,906
Commercial Services	—	380,750	—	380,750
Construction Materials	—	2,157,458	—	2,157,458
Diversified Financial Services	—	3,915,275	—	3,915,275
Electric	—	1,421,760	—	1,421,760
Healthcare-Services	—	8,620,825	—	8,620,825
Holding Companies-Diversified	—	92,925	—	92,925
Home Builders	—	616,738	—	616,738
Insurance	—	993,355	—	993,355
Iron/Steel	—	773,675	—	773,675
Lodging	—	95,200	—	95,200
Machinery-Diversified	—	67,275	—	67,275
Media	—	329,063	—	329,063
Oil & Gas	—	768,115	0	768,115
Pharmaceuticals	—	258,475	—	258,475
Real Estate Investment Trusts	—	1,652,155	—	1,652,155
Retail	—	3,429,500	—	3,429,500
Telecommunications	—	5,459,237	—	5,459,237
Total Domestic Bonds & Debt Securities	—	49,205,398	0	49,205,398
Total Convertible Bonds*	—	9,400,913	—	9,400,913
Total Convertible Preferred Stocks*	4,218,634	—	—	4,218,634
Total U.S. Treasury & Government Agencies*	—	1,481,946	—	1,481,946
Total Municipals	—	974,323	—	974,323
Total Preferred Stock*	—	889,834	—	889,834
Total Mortgage-Backed Securities*	—	38,854	—	38,854
Short-Term Investments
Mutual Fund	23,829,710	—	—	23,829,710
Repurchase Agreement	—	10,853,000	—	10,853,000
Total Short-Term Investments	23,829,710	10,853,000	—	34,682,710
Total Investments	$192,115,595	$243,905,771	$0	$436,021,366

Collateral for securities loaned (Liability)	$—	$(23,829,710)	$—	$(23,829,710)
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$16,411	$—	$16,411
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(34,373)	—	(34,373)
Total Forward Contracts	$—	$(17,962)	$—	$(17,962)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $14,969,862 were due to the application of a systematic fair valuation model factor.

Transfers from Level 1 to Level 2 in the amount of $649,517 were transferred due to a decline in market availability.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2011	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Balance as of December 31, 2012	Change in Unrealized Appreciation/(Depreciation) from investments still held at December 31, 2012
Domestic Bonds & Debt Securities
Oil & Gas	$—	$—	$0	$0	$—

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$436,021,366
Cash		36,303
Cash denominated in foreign currencies (c)		3,269,589
Receivable for investments sold		630,194
Receivable for fund shares sold		38,945
Dividends receivable		181,635
Interest receivable		1,877,502
Unrealized appreciation on forward foreign currency exchange contracts		16,411
Other assets		929

Total Assets		442,072,874

Liabilities
Payables for:
Investments purchased	$953,160
Fund shares redeemed	251,587
Foreign taxes	8,990
Unrealized depreciation on forward foreign currency exchange contracts	34,373
Collateral for securities loaned	23,829,710
Accrued Expenses:
Management fees	245,016
Distribution and service fees—Class B	50,887
Administration fees	2,376
Custodian and accounting fees	26,660
Deferred trustees’ fees	35,625
Other expenses	87,324

Total Liabilities		25,525,708

Net Assets		$416,547,166

Net assets represented by
Paid in surplus		$441,375,497
Accumulated net realized loss		(78,575,650)
Unrealized appreciation on investments and foreign currency transactions		44,428,064
Undistributed net investment income		9,319,255

Net Assets		$416,547,166

Net Assets
Class A		$173,729,498
Class B		242,817,668
Capital Shares Outstanding*
Class A		13,304,975
Class B		18,746,028
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$13.06
Class B		12.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $391,594,094.
(b)	Includes securities loaned at value of $23,122,764.
(c)	Identified cost of cash denominated in foreign currencies was $3,255,029.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$7,172,693
Interest (b)		7,928,348
Securities lending income		196,693

Total investment income		15,297,734
Expenses
Management fees	$2,883,691
Administration fees	12,309
Custodian and accounting fees	170,035
Distribution and service fees—Class B	590,470
Audit and tax services	60,535
Legal	28,320
Trustees’ fees and expenses	28,816
Shareholder reporting	58,195
Insurance	1,238
Miscellaneous	5,260

Total expenses	3,838,869
Less broker commission recapture	(9,260)

Net expenses	3,829,609

Net Investment Income		11,468,125

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		25,347,647
Foreign currency transactions		(205,298)

Net realized gain		25,142,349

Net change in unrealized appreciation on:
Investments (c)		27,241,582
Foreign currency transactions		81,898

Net change in unrealized appreciation		27,323,480

Net realized and unrealized gain		52,465,829

Net Increase in Net Assets From Operations		$63,933,954

(a)	Net of foreign withholding taxes of $298,562.
(b)	Net of foreign withholding taxes of $10,508.
(c)	Includes foreign capital gains tax of $(8,990).

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$11,468,125	$8,432,624
Net realized gain	25,142,349	35,709,451
Net change in unrealized appreciation (depreciation)	27,323,480	(50,678,061)

Net increase (decrease) in net assets resulting from operations	63,933,954	(6,535,986)

Distributions to Shareholders
From net investment income
Class A	(4,481,835)	(4,701,715)
Class B	(5,479,860)	(5,026,728)

Net decrease in net assets resulting from distributions	(9,961,695)	(9,728,443)

Net increase (decrease) in net assets from capital share transactions	(24,799,714)	34,841,716

Net increase in Net Assets	29,172,545	18,577,287

Net Assets
Net assets at beginning of period	387,374,621	368,797,334

Net assets at end of period	$416,547,166	$387,374,621

Undistributed net investment income at end of period	$9,319,255	$8,890,795

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	356,242	$4,494,632	478,537	$5,759,664
Reinvestments	358,547	4,481,835	371,383	4,701,715
Redemptions	(2,204,636)	(27,342,913)	(1,897,233)	(22,688,395)

Net decrease	(1,489,847)	$(18,366,446)	(1,047,313)	$(12,227,016)

Class B
Sales	3,067,012	$37,960,439	7,850,420	$93,931,877
Reinvestments	440,858	5,479,860	399,581	5,026,728
Redemptions	(4,041,199)	(49,873,567)	(4,371,415)	(51,889,873)

Net increase (decrease)	(533,329)	$(6,433,268)	3,878,586	$47,068,732

Increase (decrease) derived from capital shares transactions		$(24,799,714)		$34,841,716

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.42	$11.84	$10.00	$7.29	$13.27

Income (Loss) from Investment Operations
Net investment income (a)	0.36	0.27	0.23	0.27	0.25
Net realized and unrealized gain (loss) on investments	1.59	(0.39)	1.96	2.64	(5.00)

Total from investment operations	1.95	(0.12)	2.19	2.91	(4.75)

Less Distributions
Distributions from net investment income	(0.31)	(0.30)	(0.35)	(0.20)	(0.54)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.69)

Total distributions	(0.31)	(0.30)	(0.35)	(0.20)	(1.23)

Net Asset Value, End of Period	$13.06	$11.42	$11.84	$10.00	$7.29

Total Return (%) (b)	17.24	(1.25)	22.39	41.00	(39.10)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	0.80	0.79	0.76	0.73
Ratio of net expenses to average net assets (%) (c)	0.79	0.80	0.79	0.76	0.72
Ratio of net investment income to average net assets (%)	2.93	2.22	2.20	3.35	2.48
Portfolio turnover rate (%)	33	58	101	108	134
Net assets, end of period (in millions)	$173.7	$168.9	$187.6	$565.4	$680.0

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.33	$11.77	$9.95	$7.24	$13.22

Income (Loss) from Investment Operations
Net investment income (a)	0.33	0.24	0.19	0.25	0.22
Net realized and unrealized gain (loss) on investments	1.58	(0.40)	1.96	2.64	(4.98)

Total from investment operations	1.91	(0.16)	2.15	2.89	(4.76)

Less Distributions
Distributions from net investment income	(0.29)	(0.28)	(0.33)	(0.18)	(0.53)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.69)

Total distributions	(0.29)	(0.28)	(0.33)	(0.18)	(1.22)

Net Asset Value, End of Period	$12.95	$11.33	$11.77	$9.95	$7.24

Total Return (%) (b)	16.93	(1.48)	22.01	40.82	(39.26)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.04	1.05	1.04	1.01	0.98
Ratio of net expenses to average net assets (%) (c)	1.04	1.05	1.04	1.01	0.97
Ratio of net investment income to average net assets (%)	2.67	1.99	1.83	2.95	2.23
Portfolio turnover rate (%)	33	58	101	108	134
Net assets, end of period (in millions)	$242.8	$218.5	$181.2	$101.6	$59.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-18

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-19

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), premium amortization adjustment, broker commission recapture, convertible preferred stock and defaulted bonds. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

MIST-20

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2012, the Portfolio had no when-issued and delayed-delivery securities.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Loomis, Sayles & Company, L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$2,883,691	0.700%	First $ 500 Million
	0.650%	$ 500 Million to $1 Billion
	0.600%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

MIST-21

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,373,908	$128,286,576	$4,898,448	$150,135,996

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$16,411	Unrealized depreciation on forward foreign currency exchange contracts	$34,373

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(105,098)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(14,979)

MIST-22

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Forward foreign currency transactions	$4,648,767

(a)	Averages are based on activity levels during 2012.

6. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
02/06/13	Credit Suisse International	530,000	BRL	$257,820	$(118)
03/21/13	Credit Suisse International	550,000	BRL	260,158	5,834
03/11/13	Credit Suisse International	615,000,000	KRW	564,375	7,786

Net Unrealized Appreciation					$13,502

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
03/20/13	Credit Suisse International	750,000	AUD	$777,285	$2,791
01/31/13	Barclays Bank plc	2,500,000	NZD	2,030,350	(32,034)

Net Unrealized Depreciation					$(29,243)

Forward foreign cross-currency exchange contracts:

Settlement Date	Counterparty	Contracts to Buy		Contracts to Deliver		Unrealized Depreciation
03/12/13	Deutsche Bank AG	480,737	EUR	3,550,000	NOK	$(2,221)

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(EUR)—	Euro
(KRW)—	South Korea Won
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty

MIST-23

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$9,961,695	$9,728,443	$—	$—	$9,961,695	$9,728,443

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$10,471,463	$—	$42,753,386	$(78,017,554)	$(24,792,705)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total
$396,555	$77,620,999	$78,017,554

10. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

11. Subsequent Events

At a meeting held on November 12-13, 2012, the Board approved an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all the assets of the Met/Franklin Income Portfolio (“Met/Franklin Income”), a portfolio of the Trust, by the Portfolio, in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of Met/Franklin Income. In addition to approving the Plan, the Board voted to submit the Plan to shareholders of Met/Franklin Income for their approval. On or about February 22, 2013, the shareholders of Met/Franklin Income are expected to consider the approval of the Plan. If the Plan is approved by shareholders of Met/Franklin Income, it is anticipated that the reorganization will close on or about April 29, 2013.

MIST-24

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Global Markets Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Global Markets Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Global Markets Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touch LLP

Boston, Massachusetts

February 25, 2013

MIST-25

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-26

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-27

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Loomis Sayles Global Markets Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-28

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-29

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Loomis Sayles Global Markets Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one-year period ended June 30, 2012, and outperformed its Lipper Index for the three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its blended benchmark, 60% MSCI World Index/40% Citigroup World Government Bond Index, for the one-, three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Loomis Sayles Global Markets Portfolio, the Board considered that the Portfolio’s actual management fees were slightly above its Expense Group median and Expense Universe median, and below its Sub-advised Expense Universe median, and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the

MIST-30

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Loomis Sayles Global Markets Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-31

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-32

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-33

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Lord Abbett Bond Debenture Portfolio returned 13.19%, 12.95%, and 13.01%, respectively. The Portfolio’s benchmarks, the Barclays U.S. Aggregate Bond Index1, Bank of America Merrill Lynch High Yield Master II Constrained Index2 and the Hybrid Index3, returned 4.21%, 15.55%, and 13.15%, respectively over the same period.

MARKET ENVIRONMENT / CONDITIONS

The fixed-income markets encountered significant issues regarding both fiscal and monetary policy in 2012. The uncertainty surrounding the outcome of these issues left long-term interest rates within their recent, historically low ranges and led to another year of positive returns in the fixed-income markets.

After President Obama won reelection to a second term, investors quickly turned their attention to the looming “fiscal cliff” of pending tax hikes and spending cuts that were scheduled to take effect in 2013. The last-minute resolution that passed Congress after the new year included higher taxes on income, capital gains and dividends for households making more than $450,000. Yet, decisions about the debt ceiling and spending cuts remained pending at year end.

Considering the uncertainty around fiscal support for the economy, the Federal Reserve Bank (“Fed”) attempted to provide some certainty in terms of the direction of monetary policy. It did so by tying movement of the Fed Funds Rate to an unemployment target of 6.5% and a short-term inflation target of 2.5%. With the Fed not expecting to achieve these targets before 2015, any contraction of monetary policy remains firmly in the future, which the Fed underscored by announcing another round of quantitative easing to replace the expiring Operation Twist (the program designed to keep rates dampened by purchasing longer term Treasuries with proceeds from short term bond sales.) The new initiative initially will add $45 billion of long-term Treasury securities to the Fed’s balance sheet each month. When added to a previously announced program to purchase Agency Mortgage-Backed Securities, the Fed’s balance sheet is set to expand by $85 billion a month going forward. This growth could increase the size of the Fed’s balance to an estimated $4 trillion by the end of 2013.

Inflation remained subdued during the year. The core Consumer Price Index (“CPI”), which excludes food and energy, posted an annualized increase of 1.9% in November, which is slightly below the Fed’s stated inflation target of 2.0%. When food and energy are included, the CPI rose by an annualized rate of 1.8%.

With long-term interest rates remaining range bound during the year, the Barclays U.S. Aggregate Bond Index posted a return in the mid-single digits. Credit-sensitive asset classes, such as High Yield Municipal and High Yield Corporate Bonds, outperformed the benchmark index by a wide margin. Lower-rated Investment Grade Bonds, Convertible debt, and the broader Municipal Bond market also outperformed to a lesser extent.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The largest contributor to absolute performance was the Portfolio’s allocation to High Yield Bonds. The Portfolio’s overweight to Corporate Bonds aided performance relative to the Hybrid Index as a shortage of yield, supported by continued monetary stimulus by the Fed, buoyed credit-sensitive fixed income.

All sectors within the Portfolio contributed positively to absolute performance. Among the performance leaders were Telecommunications—Wireless, Energy, and Banking.

Detracting from performance relative to the Hybrid Index was the Portfolio’s underweight to Convertible Bonds, as the convertible market outperformed the index during the period. Investors continued their hunt for yield, and as a result, lower-quality credits outperformed higher-quality credits. Detracting from relative performance was the Portfolio’s underweight to ‘CCC’ rated credits.

None of the sectors within the Portfolio posted negative returns on an absolute basis; however, the following sectors were the performance laggards: Computer Hardware, Real Estate Development and Management, and Metals and Mining.

Relative to the Hybrid Index, at year end the Portfolio was positioned with an overweight to the credit sectors of the bond market and an underweight to the government-related sectors. From a credit

MIST-1

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*—(Continued)

quality perspective, the Portfolio held an overweight to ‘BBB’ and ‘B’ securities and an underweight to higher-quality Investment-Grade Bonds and Convertible securities.

Christopher J. Towle, CFA, Partner & Director

Portfolio Manager

Lord, Abbett & Co. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

LORD ABBETT BOND DEBENTURE PORTFOLIO MANAGED BY

LORD, ABBETT & CO. LLC VS. BARCLAYS U.S. AGGREGATE BOND INDEX1,

BOFA MERRILL LYNCH HIGH YIELD MASTER II CONSTRAINED INDEX2 AND HYBRID INDEX3

AVERAGE ANNUAL RETURN4 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year
Lord Abbett Bond Debenture Portfolio
Class A	13.19	8.48	8.76
Class B	12.95	8.21	8.48
Class E	13.01	8.32	8.60
Barclays U.S. Aggregate Bond Index[1]	4.21	5.95	5.18
BofA Merrill Lynch High Yield Master II Constrained Index[2]	15.55	10.14	10.38
Hybrid Index[3]	13.15	8.19	8.84

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds with maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. This index limits any individual issuer to a maximum of 2% benchmark exposure.

3 The Hybrid Index is comprised of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays U.S. Aggregate Bond Index, 20% BofA Merrill Lynch All Convertible Index. The BofA Merrill Lynch All Convertible Index is composed of approximately 700 issues of only convertible bonds and preferreds of all qualities.

4 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Issuers

% of Net Assets
Alliance Data Systems Corp.	1.0
DISH DBS Corp.	0.9
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	0.9
Sprint Nextel Corp.	0.8
National Fuel Gas Co.	0.8
Crown Cork & Seal Co., Inc.	0.8
First Data Corp.	0.8
CenturyLink, Inc.	0.7
SunGard Data Systems, Inc.	0.7
Sprint Capital Corp.	0.7

Top Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	73.6
Foreign Bonds & Debt Securities	10.9
Convertible Bonds	10.8
Convertible Preferred Stocks	2.3
Common Stocks	0.8
Preferred Stocks	0.6
Cash & Cash Equivalents	0.5
Municipals	0.3
Investment Company Securities	0.2

MIST-3

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Lord Abbett Bond Debenture Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.54%	$1,000.00	$1,068.40	$2.81
	Hypothetical*	0.54%	$1,000.00	$1,022.42	$2.75

Class B	Actual	0.79%	$1,000.00	$1,066.60	$4.10
	Hypothetical*	0.79%	$1,000.00	$1,021.17	$4.01

Class E	Actual	0.69%	$1,000.00	$1,068.10	$3.59
	Hypothetical*	0.69%	$1,000.00	$1,021.67	$3.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—72.6% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.4%
Affinion Group, Inc. 11.500%, 10/15/15 (a)	4,250,000	$3,474,375
Griffey Intermediate, Inc. / Griffey Finance Sub LLC 7.000%, 10/15/20 (144A)	3,025,000	3,108,188

		6,582,563

Aerospace/Defense—1.1%
BE Aerospace, Inc. 5.250%, 04/01/22 (a)	5,475,000	5,830,875
Esterline Technologies Corp. 7.000%, 08/01/20	2,100,000	2,336,250
Spirit Aerosystems, Inc. 6.750%, 12/15/20	6,710,000	7,213,250
Triumph Group, Inc. 8.000%, 11/15/17	1,500,000	1,627,500

		17,007,875

Agriculture—0.2%
American Rock Salt Co. LLC / American Rock Capital Corp. 8.250%, 05/01/18 (144A)	3,450,000	3,139,500

Airlines—0.4%
UAL 2007-1 Pass-Through Trust 6.636%, 07/02/22	1,648,836	1,772,499
United Air Lines, Inc. 9.875%, 08/01/13 (144A)	2,667,000	2,688,669
12.000%, 11/01/13 (144A)	2,000,000	2,020,000

		6,481,168

Apparel—0.4%
Hanesbrands, Inc. 6.375%, 12/15/20 (a)	1,500,000	1,657,500
Levi Strauss & Co. 7.625%, 05/15/20 (a)	1,000,000	1,095,000
6.875%, 05/01/22 (a)	1,000,000	1,077,500
Perry Ellis International, Inc. 7.875%, 04/01/19	1,800,000	1,890,000
Wolverine World Wide, Inc. 6.125%, 10/15/20 (144A)	700,000	738,500

		6,458,500

Auto Manufacturers—0.4%
Chrysler Group LLC / CG Co. - Issuer Inc. 8.250%, 06/15/21 (a)	2,200,000	2,431,000
Ford Motor Co. 7.450%, 07/16/31	970,000	1,236,750
Navistar International Corp. 8.250%, 11/01/21 (a)	1,092,000	1,059,240
Oshkosh Corp. 8.500%, 03/01/20	1,000,000	1,112,500

		5,839,490

Security Description	Principal Amount*	Value

Auto Parts & Equipment—0.9%
Commercial Vehicle Group, Inc. 7.875%, 04/15/19	4,150,000	$4,129,250
Cooper-Standard Automotive, Inc. 8.500%, 05/01/18	1,000,000	1,080,000
Dana Holding Corp. 6.500%, 02/15/19	2,750,000	2,949,375
Stanadyne Corp. 10.000%, 08/15/14	1,500,000	1,398,750
Stanadyne Holdings, Inc. 12.000%, 02/15/15 (b)	4,000,000	2,740,000
Tenneco, Inc. 6.875%, 12/15/20 (a)	1,250,000	1,367,187
Tomkins LLC / Tomkins, Inc. 9.000%, 10/01/18	487,000	547,875

		14,212,437

Beverages—0.2%
CEDC Finance Corp. International, Inc. 9.125%, 12/01/16 (144A) (a)	1,500,000	915,000
Constellation Brands, Inc. 4.625%, 03/01/23 (a)	1,750,000	1,837,500

		2,752,500

Biotechnology—0.2%
STHI Holding Corp. 8.000%, 03/15/18 (144A)	3,500,000	3,806,250

Chemicals—2.1%
Airgas, Inc. 7.125%, 10/01/18	1,900,000	2,028,674
Ashland, Inc. 4.750%, 08/15/22 (144A)	3,565,000	3,725,425
Celanese U.S. Holdings LLC 6.625%, 10/15/18	5,000,000	5,525,000
Chemtura Corp. 7.875%, 09/01/18	2,500,000	2,693,750
Huntsman International LLC 8.625%, 03/15/20 (a)	3,500,000	3,981,250
Mosaic Global Holdings, Inc. 7.300%, 01/15/28	4,900,000	6,419,406
NewMarket Corp. 4.100%, 12/15/22 (144A)	1,240,000	1,264,283
Phibro Animal Health Corp. 9.250%, 07/01/18 (144A)	4,225,000	4,246,125
Rockwood Specialties Group, Inc. 4.625%, 10/15/20	2,900,000	3,012,375

		32,896,288

Coal—0.4%
Arch Coal, Inc. 8.750%, 08/01/16 (a)	1,750,000	1,828,750
9.875%, 06/15/19 (144A)	1,200,000	1,254,000
7.250%, 06/15/21 (a)	1,500,000	1,391,250
CONSOL Energy, Inc. 6.375%, 03/01/21	1,500,000	1,545,000

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Coal—(Continued)
James River Coal Co. 7.875%, 04/01/19	700,000	$402,500

		6,421,500

Commercial Banks—2.5%
Capital One Capital VI 8.875%, 05/15/40	6,250,000	6,250,000
CIT Group, Inc. 4.250%, 08/15/17	1,200,000	1,241,315
5.000%, 08/15/22 (a)	5,500,000	5,892,557
Discover Bank 8.700%, 11/18/19	474,000	617,647
Fifth Third Capital Trust IV 6.500%, 04/15/37 (b)	4,200,000	4,215,750
Goldman Sachs Group, Inc. (The) 5.750%, 01/24/22 (a)	1,250,000	1,480,442
Huntington Bancshares, Inc. 7.000%, 12/15/20 (a)	2,000,000	2,450,782
JPMorgan Chase & Co. 7.900%, 04/30/18 (a) (b)	1,650,000	1,876,169
Morgan Stanley 6.250%, 08/28/17 (a)	1,500,000	1,718,586
Provident Funding Associates L.P. / PFG Finance Corp. 10.250%, 04/15/17 (144A)	2,500,000	2,768,750
Regions Bank 7.500%, 05/15/18	1,950,000	2,357,062
6.450%, 06/26/37	4,000,000	4,236,160
SVB Financial Group 5.375%, 09/15/20 (a)	2,150,000	2,420,541
Synovus Financial Corp. 7.875%, 02/15/19	1,500,000	1,672,500

		39,198,261

Commercial Services—3.4%
Alliance Data Systems Corp. 6.375%, 04/01/20 (144A)	10,000,000	10,700,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 9.750%, 03/15/20	1,100,000	1,276,000
Ceridian Corp. 11.250%, 11/15/15 (a)	3,825,000	3,844,125
FTI Consulting, Inc. 6.750%, 10/01/20 (a)	1,000,000	1,072,500
6.000%, 11/15/22 (144A)	1,750,000	1,820,000
Great Lakes Dredge & Dock Corp. 7.375%, 02/01/19	2,300,000	2,478,250
HDTFS, Inc. 5.875%, 10/15/20 (144A)	425,000	446,250
Hertz Corp. (The) 7.500%, 10/15/18 (a)	7,500,000	8,325,000
Iron Mountain, Inc. 7.750%, 10/01/19	1,425,000	1,613,813
5.750%, 08/15/24	3,600,000	3,663,000

Commercial Services—(Continued)
Live Nation Entertainment, Inc. 8.125%, 05/15/18 (144A)	3,750,000	$4,059,375
Logo Merger Sub Corp. 8.375%, 10/15/20 (144A)	2,600,000	2,626,000
Sotheby’s 5.250%, 10/01/22 (144A)	4,300,000	4,364,500
United Rentals North America, Inc. 5.750%, 07/15/18 (144A)	450,000	487,125
8.250%, 02/01/21	2,375,000	2,689,687
7.625%, 04/15/22 (144A)	2,000,000	2,245,000
6.125%, 06/15/23 (a)	1,300,000	1,378,000

		53,088,625

Construction Materials—0.8%
Griffon Corp. 7.125%, 04/01/18	1,575,000	1,677,375
Interline Brands, Inc. 10.000%, 11/15/18 (144A) (c)	500,000	545,000
Louisiana-Pacific Corp. 7.500%, 06/01/20	1,500,000	1,702,500
Masco Corp. 7.125%, 03/15/20 (a)	3,500,000	4,077,867
Nortek, Inc. 8.500%, 04/15/21 (144A)	1,000,000	1,112,500
Owens Corning 9.000%, 06/15/19 (a)	1,625,000	2,033,384
4.200%, 12/15/22	1,875,000	1,910,631

		13,059,257

Distribution/Wholesale—0.1%
HD Supply, Inc. 11.500%, 07/15/20 (144A)	1,450,000	1,636,688

Diversified Financial Services—2.8%
Cantor Fitzgerald L.P. 7.875%, 10/15/19 (144A)	2,550,000	2,648,685
Discover Financial Services 3.850%, 11/21/22 (144A)	1,526,000	1,577,872
General Electric Capital Corp. 7.125%, 06/15/22 (b)	2,400,000	2,723,429
International Lease Finance Corp. 8.750%, 03/15/17	6,500,000	7,540,000
6.250%, 05/15/19 (a)	2,000,000	2,140,000
8.250%, 12/15/20 (a)	1,000,000	1,195,000
Lazard Group LLC 7.125%, 05/15/15	3,300,000	3,670,577
Legg Mason, Inc. 6.000%, 05/21/19 (144A)	1,000,000	1,079,514
Nationstar Mortgage LLC / Nationstar Capital Corp. 7.875%, 10/01/20 (144A)	1,500,000	1,590,000
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.625%, 03/15/20 (144A)	700,000	736,750
5.875%, 03/15/22 (144A) (a)	3,500,000	3,727,500

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Nuveen Investments, Inc. 9.125%, 10/15/17 (144A)	700,000	$691,250
9.500%, 10/15/20 (144A)	5,200,000	5,200,000
Raymond James Financial, Inc. 8.600%, 08/15/19	4,075,000	5,168,318
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. 9.500%, 06/15/19 (144A)	2,250,000	2,452,500
SLM Corp. 6.250%, 01/25/16 (a)	1,300,000	1,420,250
ZFS Finance USA Trust V 6.500%, 05/09/37 (144A) (b)	630,000	674,887

		44,236,532

Electric—2.3%
Black Hills Corp. 5.875%, 07/15/20	2,000,000	2,345,222
Coso Geothermal Power Holdings 7.000%, 07/15/26 (144A)	3,162,832	1,387,626
DPL, Inc. 7.250%, 10/15/21 (a)	3,650,000	3,923,750
Duquesne Light Holdings, Inc. 6.400%, 09/15/20 (144A)	5,000,000	6,057,035
Mirant Americas Generation LLC 9.125%, 05/01/31	2,075,000	2,292,875
National Fuel Gas Co. 6.500%, 04/15/18	7,200,000	8,659,850
8.750%, 05/01/19	1,750,000	2,288,073
4.900%, 12/01/21	1,200,000	1,327,340
Nisource Finance Corp. 6.150%, 03/01/13	991,000	999,268
PSEG Power LLC 5.320%, 09/15/16 (a)	5,000,000	5,657,620
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. 11.500%, 10/01/20 (144A)	1,500,000	1,181,250

		36,119,909

Electrical Components & Equipment—0.3%
Anixter, Inc. 5.625%, 05/01/19	2,125,000	2,247,188
Belden, Inc. 5.500%, 09/01/22 (144A)	2,500,000	2,581,250

		4,828,438

Electronics—0.2%
Jabil Circuit, Inc. 4.700%, 09/15/22	1,500,000	1,584,375
Stoneridge, Inc. 9.500%, 10/15/17 (144A)	1,725,000	1,845,750

		3,430,125

Energy-Alternate Sources—0.2%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	2,135,206	2,304,402

Engineering & Construction—0.3%
Dycom Investments, Inc. 7.125%, 01/15/21	4,375,000	$4,648,438

Entertainment—1.6%
CCM Merger, Inc. 9.125%, 05/01/19 (144A) (a)	2,450,000	2,480,625
Graton Economic Development Authority 9.625%, 09/01/19 (144A)	3,180,000	3,422,475
Lions Gate Entertainment, Inc. 10.250%, 11/01/16 (144A)	3,100,000	3,444,875
Mohegan Tribal Gaming Authority 11.500%, 11/01/17 (144A)	4,000,000	4,310,000
Pinnacle Entertainment, Inc. 7.750%, 04/01/22 (a)	1,500,000	1,605,000
River Rock Entertainment Authority (The) 9.000%, 11/01/18 (a)	2,741,000	1,719,977
Snoqualmie Entertainment Authority 9.125%, 02/01/15 (144A)	2,975,000	3,004,750
Speedway Motorsports, Inc. 8.750%, 06/01/16	2,500,000	2,684,375
WMG Acquisition Corp. 11.500%, 10/01/18 (a)	1,625,000	1,885,000
6.000%, 01/15/21 (144A)	800,000	848,000

		25,405,077

Environmental Control—0.3%
ADS Waste Holdings, Inc. 8.250%, 10/01/20 (144A)	1,000,000	1,055,000
Clean Harbors, Inc. 5.250%, 08/01/20 (a)	2,700,000	2,828,250

		3,883,250

Food—1.1%
Del Monte Corp. 7.625%, 02/15/19 (a)	2,000,000	2,095,000
Land O’ Lakes, Inc. 6.000%, 11/15/22 (144A) (a)	1,750,000	1,898,750
Michael Foods Holding, Inc. 8.500%, 07/15/18 (144A) (c)	850,000	869,125
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 9.250%, 04/01/15	756,000	771,120
Post Holdings, Inc. 7.375%, 02/15/22 (144A)	4,100,000	4,512,562
Smithfield Foods, Inc. 6.625%, 08/15/22 (a)	875,000	969,063
SUPERVALU, Inc. 8.000%, 05/01/16 (a)	4,750,000	4,548,125
US Foods, Inc. 8.500%, 06/30/19 (144A)	1,975,000	2,024,375

		17,688,120

Forest Products & Paper—0.2%
Longview Fibre Paper & Packaging, Inc. 8.000%, 06/01/16 (144A) (a)	3,000,000	3,165,000

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Hand/Machine Tools—0.2%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, 05/15/19 (144A)	2,875,000	$2,961,250

Healthcare-Products—0.8%
Bausch & Lomb, Inc. 9.875%, 11/01/15	1,217,000	1,259,595
Biomet, Inc. 6.500%, 08/01/20 (144A)	6,600,000	7,037,250
Hologic, Inc. 6.250%, 08/01/20 (144A) (a)	1,625,000	1,759,062
Kinetic Concepts, Inc. / KCI USA, Inc. 10.500%, 11/01/18 (144A)	2,000,000	2,107,500

		12,163,407

Healthcare-Services—3.4%
Amsurg Corp. 5.625%, 11/30/20 (144A)	1,025,000	1,071,125
Capella Healthcare, Inc. 9.250%, 07/01/17	2,400,000	2,586,000
Centene Corp. 5.750%, 06/01/17	3,750,000	4,050,000
Community Health Systems, Inc. 8.000%, 11/15/19 (a)	9,000,000	9,787,500
DaVita, Inc. 5.750%, 08/15/22	4,000,000	4,235,000
HCA Holdings, Inc. 6.250%, 02/15/21	1,400,000	1,438,500
7.750%, 05/15/21 (a)	6,150,000	6,703,500
HCA, Inc. 6.500%, 02/15/20 (a)	3,000,000	3,382,500
7.500%, 02/15/22 (a)	5,000,000	5,750,000
HealthSouth Corp. 8.125%, 02/15/20 (a)	3,400,000	3,761,250
IASIS Healthcare LLC / IASIS Capital Corp. 8.375%, 05/15/19	3,000,000	2,850,000
Kindred Healthcare, Inc. 8.250%, 06/01/19 (a)	1,525,000	1,490,687
Tenet Healthcare Corp. 8.875%, 07/01/19	1,250,000	1,406,250
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc. 8.000%, 02/01/18 (a)	5,000,000	5,200,000

		53,712,312

Home Builders—0.6%
Beazer Homes USA, Inc. 6.875%, 07/15/15	925,000	931,938
K. Hovnanian Enterprises, Inc. 5.000%, 11/01/21	1,050,000	903,000
KB Home 9.100%, 09/15/17	2,000,000	2,335,000
Lennar Corp. 12.250%, 06/01/17 (a)	2,000,000	2,695,000
4.750%, 12/15/17 (144A) (a)	1,100,000	1,144,000

Home Builders—(Continued)
Ryland Group, Inc. (The) 5.375%, 10/01/22	900,000	$923,625

		8,932,563

Home Furnishings—0.0%
Tempur-Pedic International, Inc. 6.875%, 12/15/20 (144A)	525,000	542,719

Household Products—0.4%
Elizabeth Arden, Inc. 7.375%, 03/15/21	5,975,000	6,706,938

Household Products/Wares—1.6%
Armored Autogroup, Inc. 9.250%, 11/01/18	1,250,000	1,065,625
Prestige Brands, Inc. 8.125%, 02/01/20	1,200,000	1,341,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 8.500%, 05/15/18	10,500,000	10,815,000
9.875%, 08/15/19	1,650,000	1,773,750
5.750%, 10/15/20 (144A) (a)	1,250,000	1,293,750
Scotts Miracle-Gro Co. (The) 6.625%, 12/15/20	4,500,000	4,961,250
Spectrum Brands Escrow Corp. 6.375%, 11/15/20 (144A)	2,500,000	2,631,250
6.625%, 11/15/22 (144A)	500,000	537,500

		24,419,125

Housewares—0.2%
American Standard Americas 10.750%, 01/15/16 (144A)	3,000,000	2,970,000

Insurance—0.8%
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, 12/15/20 (144A)	1,100,000	1,105,500
Fidelity National Financial, Inc. 6.600%, 05/15/17 (a)	3,700,000	4,174,755
HUB International, Ltd. 8.125%, 10/15/18 (144A)	3,500,000	3,605,000
Liberty Mutual Group, Inc. 4.950%, 05/01/22 (144A)	505,000	551,430
10.750%, 06/15/58 (144A) (b)	1,500,000	2,250,000

		11,686,685

Internet—0.7%
Cogent Communications Group, Inc. 8.375%, 02/15/18 (144A)	1,790,000	1,973,475
Equinix, Inc. 8.125%, 03/01/18	2,000,000	2,212,500
7.000%, 07/15/21	2,450,000	2,728,687
IAC / InterActiveCorp 4.750%, 12/15/22 (144A)	625,000	625,000

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Open Solutions, Inc. 9.750%, 02/01/15 (144A)	3,500,000	$2,826,250

		10,365,912

Iron/Steel—0.5%
Allegheny Ludlum Corp. 6.950%, 12/15/25	3,700,000	4,373,448
Cliffs Natural Resources, Inc. 5.900%, 03/15/20 (a)	3,500,000	3,727,154

		8,100,602

IT Services—1.3%
Brocade Communications Systems, Inc. 6.625%, 01/15/18	2,000,000	2,075,000
6.875%, 01/15/20	1,900,000	2,056,750
NCR Corp. 5.000%, 07/15/22 (144A)	750,000	765,938
NetApp, Inc. 3.250%, 12/15/22	1,065,000	1,050,618
SRA International, Inc. 11.000%, 10/01/19 (a)	3,550,000	3,638,750
SunGard Data Systems, Inc. 7.375%, 11/15/18	4,000,000	4,305,000
6.625%, 11/01/19 (144A)	5,200,000	5,343,000
7.625%, 11/15/20 (a)	1,450,000	1,591,375

		20,826,431

Lodging—1.6%
Boyd Acquisition Sub LLC / Boyd Acquisition Finance Corp. 8.375%, 02/15/18 (144A)	2,200,000	2,299,000
Boyd Gaming Corp. 7.125%, 02/01/16 (a)	3,500,000	3,447,500
Caesars Entertainment Operating Co., Inc. 8.500%, 02/15/20	1,700,000	1,692,562
Chester Downs & Marina LLC 9.250%, 02/01/20 (144A) (a)	2,100,000	2,073,750
CityCenter Holdings LLC / CityCenter Finance Corp. 7.625%, 01/15/16 (a)	2,000,000	2,150,000
10.750%, 01/15/17 (a) (c)	1,180,463	1,286,705
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 07/01/19 (144A)	2,350,000	2,549,750
Marina District Finance Co., Inc. 9.875%, 08/15/18 (a)	475,000	458,375
MTR Gaming Group, Inc. 11.500%, 08/01/19	1,525,000	1,624,125
Ryman Hospitality Properties 6.750%, 11/15/14	1,000,000	1,002,500
Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 8.625%, 04/15/16 (144A)	3,600,000	3,879,000
Wyndham Worldwide Corp. 5.750%, 02/01/18	1,250,000	1,398,821

Lodging—(Continued)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.750%, 08/15/20 (a)	1,300,000	$1,488,500

		25,350,588

Machinery-Diversified—0.7%
Cleaver-Brooks, Inc. 8.750%, 12/15/19 (144A)	1,650,000	1,707,750
Flowserve Corp. 3.500%, 09/15/22	1,500,000	1,509,483
Manitowoc Co., Inc. (The) 8.500%, 11/01/20 (a)	4,900,000	5,524,750
5.875%, 10/15/22	2,225,000	2,230,562

		10,972,545

Media—3.8%
AMC Networks, Inc. 7.750%, 07/15/21	2,000,000	2,300,000
4.750%, 12/15/22	1,650,000	1,666,500
Bresnan Broadband Holdings LLC 8.000%, 12/15/18 (144A)	4,000,000	4,340,000
Cablevision Systems Corp. 5.875%, 09/15/22 (a)	4,500,000	4,528,125
CC Holdings GS V LLC 3.849%, 04/15/23 (144A)	2,370,000	2,416,127
CCO Holdings LLC / CCO Holdings Capital Corp. 8.125%, 04/30/20 (a)	3,000,000	3,375,000
Clear Channel Communications, Inc. 9.000%, 12/15/19 (144A)	3,000,000	2,760,000
Clear Channel Worldwide Holdings, Inc. 7.625%, 03/15/20 (a)	2,000,000	2,025,000
DISH DBS Corp. 4.625%, 07/15/17 (a)	4,000,000	4,190,000
6.750%, 06/01/21	3,350,000	3,835,750
5.875%, 07/15/22	2,850,000	3,078,000
5.000%, 03/15/23 (144A)	2,800,000	2,814,000
Harron Communications L.P. / Harron Finance Corp. 9.125%, 04/01/20 (144A)	1,400,000	1,540,000
LIN Television Corp. 8.375%, 04/15/18	1,250,000	1,375,000
Mediacom Broadband LLC / Mediacom Broadband Corp. 6.375%, 04/01/23 (144A)	5,050,000	5,163,625
Mediacom LLC / Mediacom Capital Corp. 9.125%, 08/15/19	6,350,000	7,064,375
ProQuest LLC 9.000%, 10/15/18 (144A)	3,150,000	2,992,500
Truven Health Analytics, Inc. 10.625%, 06/01/20 (144A)	3,300,000	3,531,000

		58,995,002

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Metal Fabricate/Hardware—1.1%
Atkore International, Inc. 9.875%, 01/01/18	4,000,000	$4,270,000
Constellation Enterprises LLC 10.625%, 02/01/16 (144A)	3,325,000	3,507,875
JMC Steel Group 8.250%, 03/15/18 (144A) (a)	2,400,000	2,520,000
Timken Co. 6.000%, 09/15/14	2,650,000	2,832,850
Valmont Industries, Inc. 6.625%, 04/20/20 (a)	3,500,000	4,126,916

		17,257,641

Mining—0.2%
Noranda Aluminum Acquisition Corp. 4.524%, 05/15/15 (b) (c)	3,077,892	2,908,608

Miscellaneous Manufacturing—1.3%
Actuant Corp. 5.625%, 06/15/22	1,050,000	1,092,000
Amsted Industries, Inc. 8.125%, 03/15/18 (144A)	2,250,000	2,418,750
Park-Ohio Industries, Inc. 8.125%, 04/01/21	2,000,000	2,135,000
Polymer Group, Inc. 7.750%, 02/01/19	3,000,000	3,232,500
RBS Global, Inc. / Rexnord LLC 8.500%, 05/01/18 (a)	6,000,000	6,532,500
SPX Corp. 6.875%, 09/01/17 (a)	3,750,000	4,200,000

		19,610,750

Multiline Retail—0.2%
Bon-Ton Department Stores, Inc. (The) 10.625%, 07/15/17 (144A) (a)	2,500,000	2,443,750

Office Furnishings—0.2%
Steelcase, Inc. 6.375%, 02/15/21	3,000,000	3,201,084

Oil & Gas—7.8%
Alon Refining Krotz Springs, Inc. 13.500%, 10/15/14 (a)	1,600,000	1,716,000
Antero Resources Finance Corp. 7.250%, 08/01/19	2,500,000	2,737,500
Berry Petroleum Co. 6.750%, 11/01/20 (a)	5,250,000	5,670,000
6.375%, 09/15/22 (a)	1,100,000	1,149,500
BreitBurn Energy Partners L.P. / BreitBurn Finance Corp. 7.875%, 04/15/22 (144A)	3,600,000	3,753,000
Chaparral Energy, Inc. 8.250%, 09/01/21 (a)	5,675,000	6,185,750
7.625%, 11/15/22 (a)	650,000	685,750
7.625%, 11/15/22 (144A)	1,050,000	1,097,250

Oil & Gas—(Continued)
Concho Resources, Inc. 8.625%, 10/01/17	1,250,000	$1,367,188
7.000%, 01/15/21	5,175,000	5,796,000
5.500%, 04/01/23 (a)	2,300,000	2,420,750
Continental Resources, Inc. 8.250%, 10/01/19	2,000,000	2,250,000
7.375%, 10/01/20	1,250,000	1,418,750
Energy XXI Gulf Coast, Inc. 7.750%, 06/15/19 (a)	3,360,000	3,687,600
Forest Oil Corp. 7.250%, 06/15/19 (a)	4,000,000	4,040,000
Halcon Resources Corp. 9.750%, 07/15/20 (144A)	1,200,000	1,302,000
8.875%, 05/15/21 (144A)	2,000,000	2,130,000
Kerr-McGee Corp. 6.950%, 07/01/24	6,850,000	8,696,739
Laredo Petroleum, Inc. 7.375%, 05/01/22	1,300,000	1,417,000
Legacy Reserves LP / Finance Corp. 8.000%, 12/01/20 (144A)	3,600,000	3,690,000
Linn Energy LLC / Linn Energy Finance Corp. 7.750%, 02/01/21	4,000,000	4,280,000
Newfield Exploration Co. 7.125%, 05/15/18	3,000,000	3,180,000
5.625%, 07/01/24	4,000,000	4,330,000
Oasis Petroleum, Inc. 7.250%, 02/01/19	6,000,000	6,480,000
6.500%, 11/01/21 (a)	1,500,000	1,601,250
PDC Energy, Inc. 7.750%, 10/15/22 (144A)	2,400,000	2,472,000
Pioneer Natural Resources Co. 7.200%, 01/15/28	1,510,000	1,929,022
Plains Exploration & Production Co. 6.500%, 11/15/20	3,700,000	4,116,250
6.875%, 02/15/23	1,100,000	1,262,250
QEP Resources, Inc. 6.800%, 03/01/20 (a)	1,450,000	1,616,750
6.875%, 03/01/21	1,000,000	1,157,500
Quicksilver Resources, Inc. 8.250%, 08/01/15 (a)	2,000,000	1,860,000
Range Resources Corp. 8.000%, 05/15/19	1,975,000	2,197,187
SM Energy Co. 6.625%, 02/15/19	4,775,000	5,061,500
6.500%, 11/15/21	2,250,000	2,418,750
6.500%, 01/01/23 (a)	800,000	860,000
Stone Energy Corp. 7.500%, 11/15/22 (a)	4,850,000	5,068,250
Tesoro Corp. 5.375%, 10/01/22 (a)	1,500,000	1,605,000
W&T Offshore, Inc. 8.500%, 06/15/19 (a)	2,250,000	2,430,000
Whiting Petroleum Corp. 6.500%, 10/01/18	3,000,000	3,240,000
WPX Energy, Inc. 6.000%, 01/15/22	3,500,000	3,788,750

		122,165,236

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—1.4%
Dresser-Rand Group, Inc. 6.500%, 05/01/21	3,500,000	$3,727,500
FMC Technologies, Inc. 3.450%, 10/01/22 (a)	2,200,000	2,249,949
Hiland Partners LP / Hiland Partners Finance Corp. 7.250%, 10/01/20 (144A)	1,000,000	1,075,000
Hornbeck Offshore Services, Inc. 5.875%, 04/01/20	3,700,000	3,885,000
Oil States International, Inc. 6.500%, 06/01/19 (a)	3,175,000	3,397,250
5.125%, 01/15/23 (144A)	1,100,000	1,117,875
SEACOR Holdings, Inc. 7.375%, 10/01/19	4,150,000	4,414,658
SESI LLC 6.375%, 05/01/19	1,750,000	1,881,250

		21,748,482

Packaging & Containers—2.2%
AEP Industries, Inc. 8.250%, 04/15/19	2,500,000	2,687,500
Brambles USA, Inc. 5.350%, 04/01/20 (144A)	3,350,000	3,738,597
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26 (a)	11,000,000	12,265,000
Packaging Dynamics Corp. 8.750%, 02/01/16 (144A)	1,500,000	1,575,000
Rock-Tenn Co. 3.500%, 03/01/20 (144A)	1,280,000	1,315,859
4.900%, 03/01/22 (144A) (a)	1,500,000	1,624,039
Sealed Air Corp. 8.375%, 09/15/21 (144A) (a)	3,200,000	3,672,000
6.875%, 07/15/33 (144A)	4,500,000	4,342,500
Tekni-Plex, Inc. 9.750%, 06/01/19 (144A)	2,200,000	2,409,000

		33,629,495

Pharmaceuticals—0.4%
Grifols, Inc. 8.250%, 02/01/18	1,500,000	1,659,375
Sky Growth Acquisition Corp. 7.375%, 10/15/20 (144A)	4,150,000	4,150,000

		5,809,375

Pipelines—2.2%
El Paso Corp. 7.000%, 06/15/17	3,000,000	3,442,014
6.500%, 09/15/20 (a)	2,200,000	2,495,092
Energy Transfer Partners L.P. 5.200%, 02/01/22 (a)	4,500,000	5,142,447
IFM US Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A)	4,900,000	5,424,070
Inergy Midstream L.P. / NRGM Finance Corp. 6.000%, 12/15/20 (144A)	650,000	672,750

Pipelines—(Continued)
Kinder Morgan Finance Co. LLC 6.000%, 01/15/18 (144A)	2,000,000	$2,208,286
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 6.750%, 11/01/20	3,000,000	3,285,000
6.250%, 06/15/22	1,000,000	1,095,000
5.500%, 02/15/23 (a)	1,475,000	1,607,750
Panhandle Eastern Pipeline Co. L.P. 7.000%, 06/15/18	1,850,000	2,256,800
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.500%, 04/15/23 (a)	1,100,000	1,179,750
Tennessee Gas Pipeline Co. 7.500%, 04/01/17	3,500,000	4,326,490
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.875%, 10/01/20 (144A) (a)	1,500,000	1,563,750

		34,699,199

Real Estate—0.1%
Jones Lang LaSalle, Inc. 4.400%, 11/15/22	1,100,000	1,125,903

Real Estate Investment Trusts—1.7%
American Tower Corp. 4.700%, 03/15/22	2,750,000	3,048,386
Camden Property Trust 2.950%, 12/15/22	2,450,000	2,393,812
DDR Corp. 7.875%, 09/01/20	2,625,000	3,370,138
4.625%, 07/15/22	1,500,000	1,640,142
Health Care REIT, Inc.
6.125%, 04/15/20	2,000,000	2,345,920
3.750%, 03/15/23	2,150,000	2,158,527
Omega Healthcare Investors, Inc.
6.750%, 10/15/22 (a)	1,675,000	1,829,937
ProLogis L.P.
5.625%, 11/15/16	1,129,000	1,275,087
6.875%, 03/15/20 (d)	4,000,000	4,849,252
Washington Real Estate Investment Trust
3.950%, 10/15/22 (a)	3,000,000	3,071,541

		25,982,742

Retail—4.5%
Brookstone Co., Inc.
13.000%, 10/15/14 (144A)	3,089,000	2,949,995
Brown Shoe Co., Inc.
7.125%, 05/15/19 (a)	3,500,000	3,657,500
CDR DB Sub, Inc.
7.750%, 10/15/20 (144A)	5,000,000	5,012,500
Claire’s Stores, Inc.
9.000%, 03/15/19 (144A)	1,800,000	1,939,500
DineEquity, Inc.
9.500%, 10/30/18 (a)	4,500,000	5,135,625

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Ferrellgas L.P. / Ferrellgas Finance Corp.
6.500%, 05/01/21	1,750,000	$1,741,250
Fiesta Restaurant Group, Inc.
8.875%, 08/15/16	780,000	837,525
J. Crew Group, Inc.
8.125%, 03/01/19 (a)	3,500,000	3,718,750
J.C. Penney Corp., Inc.
7.950%, 04/01/17 (a)	1,250,000	1,206,250
Limited Brands, Inc.
8.500%, 06/15/19 (a)	1,250,000	1,531,250
7.000%, 05/01/20	3,000,000	3,465,000
7.600%, 07/15/37 (a)	1,000,000	1,052,500
Michaels Stores, Inc.
7.750%, 11/01/18 (144A)	1,400,000	1,543,500
New Academy Finance Co. LLC / New Academy Finance Corp.
8.000%, 06/15/18 (144A) (c)	1,000,000	1,017,500
O’Reilly Automotive, Inc.
3.800%, 09/01/22	800,000	834,035
Petco Animal Supplies, Inc.
9.250%, 12/01/18 (144A)	1,500,000	1,672,500
PVH Corp.
4.500%, 12/15/22	600,000	609,000
QVC, Inc.
7.125%, 04/15/17 (144A)	1,000,000	1,048,759
7.375%, 10/15/20 (144A)	2,500,000	2,783,353
Rite Aid Corp.
9.500%, 06/15/17 (a)	2,000,000	2,097,500
10.250%, 10/15/19	2,000,000	2,290,000
7.700%, 02/15/27	4,400,000	3,784,000
Sally Holdings LLC / Sally Capital, Inc.
5.750%, 06/01/22	1,475,000	1,607,750
Serta Simmons Holdings LLC
8.125%, 10/01/20 (144A) (a)	2,500,000	2,512,500
Shearer’s Foods LLC / Chip Fin Corp.
9.000%, 11/01/19 (144A)	2,800,000	2,947,000
Suburban Propane Partners LP / Suburban Energy Finance Corp.
7.375%, 08/01/21	4,093,000	4,471,602
Tops Holding Corp. / Tops Markets LLC
8.875%, 12/15/17 (144A)	3,000,000	3,127,500
Toys “R” Us Property Co. I LLC
10.750%, 07/15/17	3,900,000	4,221,750
Toys “R” Us Property Co. II LLC
8.500%, 12/01/17 (a)	1,550,000	1,650,750

		70,466,644

Savings & Loans—0.2%
People’s United Financial, Inc.
3.650%, 12/06/22	2,850,000	2,870,628
Washington Mutual Bank
6.875%, 06/15/11 (e) (f)	6,000,000	600

		2,871,228

Semiconductors—0.7%
Advanced Micro Devices, Inc.
7.750%, 08/01/20 (a)	2,500,000	$2,106,250
Freescale Semiconductor, Inc.
9.250%, 04/15/18 (144A)	1,000,000	1,097,500
10.750%, 08/01/20 (a)	4,100,000	4,417,750
KLA-Tencor Corp.
6.900%, 05/01/18	2,675,000	3,216,982

		10,838,482

Shipbuilding—0.3%
Huntington Ingalls Industries, Inc.
6.875%, 03/15/18	1,245,000	1,360,163
7.125%, 03/15/21 (a)	3,500,000	3,823,750

		5,183,913

Software—1.8%
Dun & Bradstreet Corp. (The)
4.375%, 12/01/22	3,575,000	3,658,258
First Data Corp.
11.250%, 03/31/16	1,000,000	985,000
8.250%, 01/15/21 (144A)	5,700,000	5,728,500
12.625%, 01/15/21	4,750,000	5,023,125
Infor US, Inc.
9.375%, 04/01/19 (a)	2,200,000	2,480,500
Mantech International Corp.
7.250%, 04/15/18	2,000,000	2,135,000
Nuance Communications, Inc.
5.375%, 08/15/20 (144A)	4,000,000	4,200,000
Sophia L.P. / Sophia Finance, Inc.
9.750%, 01/15/19 (144A)	3,000,000	3,247,500

		27,457,883

Telecommunications—5.8%
CenturyLink, Inc.
6.150%, 09/15/19 (a)	7,110,000	7,815,604
6.450%, 06/15/21 (a)	3,400,000	3,763,188
Clearwire Communications LLC / Clearwire Finance, Inc. 12.000%, 12/01/15 (144A)	3,500,000	3,780,000
14.750%, 12/01/16 (144A)	600,000	826,500
CommScope, Inc. 8.250%, 01/15/19 (144A)	2,000,000	2,200,000
CPI International, Inc. 8.000%, 02/15/18	2,500,000	2,453,125
Cricket Communications, Inc. 7.750%, 10/15/20 (a)	5,700,000	5,842,500
Crown Castle International Corp. 5.250%, 01/15/23 (144A)	900,000	966,375
Frontier Communications Corp. 9.250%, 07/01/21	1,225,000	1,442,438
7.125%, 01/15/23	1,450,000	1,542,437
GCI, Inc. 6.750%, 06/01/21	1,550,000	1,526,750

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
GeoEye, Inc. 9.625%, 10/01/15	1,500,000	$1,665,000
8.625%, 10/01/16	1,000,000	1,095,000
Hughes Satellite Systems Corp. 7.625%, 06/15/21 (a)	5,000,000	5,712,500
MetroPCS Wireless, Inc. 7.875%, 09/01/18 (a)	3,500,000	3,806,250
6.625%, 11/15/20 (a)	3,600,000	3,838,500
NII Capital Corp. 10.000%, 08/15/16 (a)	2,500,000	2,337,500
8.875%, 12/15/19	2,500,000	2,000,000
SBA Telecommunications, Inc. 8.250%, 08/15/19	1,950,000	2,188,875
5.750%, 07/15/20 (144A) (a)	1,500,000	1,599,375
Sprint Capital Corp. 6.900%, 05/01/19 (a)	10,000,000	10,950,000
Sprint Nextel Corp. 9.125%, 03/01/17	3,500,000	4,138,750
7.000%, 03/01/20 (144A) (a)	3,000,000	3,495,000
7.000%, 08/15/20	4,400,000	4,829,000
Syniverse Holdings, Inc. 9.125%, 01/15/19	3,600,000	3,861,000
ViaSat, Inc. 6.875%, 06/15/20 (a)	2,000,000	2,100,000
Windstream Corp. 7.000%, 03/15/19 (a)	3,500,000	3,596,250
7.500%, 04/01/23	1,500,000	1,586,250

		90,958,167

Transportation—0.9%
Commercial Barge Line Co. 12.500%, 07/15/17	2,075,000	2,298,063
Florida East Coast Railway Corp. 8.125%, 02/01/17	5,500,000	5,857,500
GulfMark Offshore, Inc. 6.375%, 03/15/22 (144A)	3,225,000	3,337,875
Penske Truck Leasing Co. LP / PTL Finance Corp. 3.750%, 05/11/17 (144A) (a)	1,875,000	1,963,916

		13,457,354

Trucking & Leasing—0.2%
NESCO LLC / NESCO Holdings Corp. 11.750%, 04/15/17 (144A) (a)	2,400,000	2,592,000

Total Domestic Bonds & Debt Securities (Cost $1,063,378,189)		1,131,404,208

Foreign Bonds & Debt Securities—10.7%

Aerospace/Defense—0.1%
Silver II Borrower / Silver II US Holdings LLC 7.750%, 12/15/20 (144A)	2,225,000	2,314,000

Auto Parts & Equipment—0.2%
International Automotive Components Group SL 9.125%, 06/01/18 (144A)	2,800,000	$2,611,000

Beverages—0.1%
Heineken N.V. 2.750%, 04/01/23 (144A)	1,025,000	1,008,664

Chemicals—0.4%
Agrium, Inc. 3.150%, 10/01/22	800,000	796,582
Ineos Finance plc 7.500%, 05/01/20 (144A) (a)	1,350,000	1,420,875
Methanex Corp. 3.250%, 12/15/19	240,000	241,769
5.250%, 03/01/22	1,875,000	2,083,429
Nufarm Australia, Ltd. 6.375%, 10/15/19 (144A)	1,850,000	1,942,500

		6,485,155

Commercial Banks—0.6%
HBOS plc 6.750%, 05/21/18 (144A)	2,000,000	2,162,500
LBG Capital No.1 plc 8.000%, 06/15/20 (144A) (b)	1,400,000	1,449,000
Nordea Bank AB 4.250%, 09/21/22 (144A) (a)	1,700,000	1,754,465
Royal Bank of Scotland Group plc 7.640%, 09/29/17 (b)	3,500,000	3,185,000
6.125%, 12/15/22 (a)	1,000,000	1,059,432

		9,610,397

Diversified Financial Services—0.3%
Aircastle, Ltd. 6.250%, 12/01/19 (144A)	1,425,000	1,492,688
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A) (a)	2,500,000	2,709,122

		4,201,810

Electronics—0.0%
NXP B.V. / NXP Funding LLC 9.750%, 08/01/18 (144A)	468,000	544,635

Engineering & Construction—0.1%
Odebrecht Finance, Ltd.
6.000%, 04/05/23 (144A)	1,092,000	1,268,085

Food & Staples Retailing—0.1%
Cencosud S.A.
4.875%, 01/20/23 (144A) (a)	900,000	925,147

Forest Products & Paper—0.1%
Millar Western Forest Products, Ltd.
8.500%, 04/01/21	2,000,000	1,820,000

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Holding Companies-Diversified—0.2%
Boart Longyear Management Pty, Ltd.
7.000%, 04/01/21 (144A)	3,000,000	$3,060,000

Home Builders—0.1%
Brookfield Residential Properties, Inc.
6.500%, 12/15/20 (144A)	1,600,000	1,648,000

Insurance—0.1%
AXA S.A.
6.379%, 12/14/36 (144A) (a) (b)	2,325,000	2,290,125

Iron/Steel—0.1%
Essar Steel Algoma, Inc.
9.875%, 06/15/15 (144A) (a)	2,000,000	1,400,000

IT Services—0.1%
Seagate HDD Cayman
6.875%, 05/01/20 (a)	1,500,000	1,603,125

Leisure Time—0.2%
NCL Corp., Ltd.
9.500%, 11/15/18	1,300,000	1,449,500
Royal Caribbean Cruises, Ltd.
5.250%, 11/15/22 (a)	1,500,000	1,593,750
Viking Cruises, Ltd.
8.500%, 10/15/22 (144A)	700,000	759,500

		3,802,750

Lodging—0.2%
MCE Finance, Ltd.
10.250%, 05/15/18	2,500,000	2,856,250

Media—0.6%
MU Finance plc
8.375%, 02/01/17 (144A)	2,779,294	3,036,379
Nara Cable Funding, Ltd.
8.875%, 12/01/18 (144A)	1,575,000	1,610,437
Ono Finance II plc
10.875%, 07/15/19 (144A) (a)	1,750,000	1,680,000
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
5.500%, 01/15/23 (144A)	2,150,000	2,230,625

		8,557,441

Mining—1.1%
FMG Resources (August 2006) Pty, Ltd.
8.250%, 11/01/19 (144A) (a)	6,350,000	6,794,500
Gold Fields Orogen Holding BVI, Ltd.
4.875%, 10/07/20 (144A)	3,400,000	3,346,722
KGHM International, Ltd.
7.750%, 06/15/19 (144A)	2,000,000	2,085,000
Mirabela Nickel, Ltd.
8.750%, 04/15/18 (144A) (a)	2,450,000	2,119,250
New Gold, Inc.
6.250%, 11/15/22 (144A)	700,000	728,000

Mining—(Continued)
Teck Resources, Ltd.
3.750%, 02/01/23 (a)	1,400,000	$1,438,956

		16,512,428

Oil & Gas—1.6%
Kodiak Oil & Gas Corp.
8.125%, 12/01/19 (a)	3,250,000	3,599,375
Lukoil International Finance B.V.
6.656%, 06/07/22 (144A)	3,000,000	3,667,500
MEG Energy Corp.
6.500%, 03/15/21 (144A) (a)	3,675,000	3,886,312
6.375%, 01/30/23 (144A) (a)	750,000	785,625
OGX Austria GmbH
8.500%, 06/01/18 (144A) (a)	8,325,000	7,534,125
Pan American Energy LLC
7.875%, 05/07/21 (144A)	3,000,000	2,617,500
Precision Drilling Corp.
6.500%, 12/15/21 (a)	650,000	695,500
Rosneft Oil Co. via Rosneft International Finance Ltd.
4.199%, 03/06/22 (144A) (a)	1,650,000	1,683,000

		24,468,937

Packaging & Containers—0.1%
Ardagh Packaging Finance plc
9.125%, 10/15/20 (144A)	2,000,000	2,190,000

Real Estate Investment Trusts—0.4%
Goodman Funding Pty, Ltd.
6.375%, 11/12/20 (144A)	3,000,000	3,406,698
6.000%, 03/22/22 (144A)	2,400,000	2,693,873

		6,100,571

Semiconductors—0.1%
Sensata Technologies B.V.
6.500%, 05/15/19 (144A) (a)	1,500,000	1,605,000

Sovereign—0.1%
Bermuda Government International Bond
4.138%, 01/03/23 (144A)	1,750,000	1,866,706

Telecommunications—3.3%
Digicel Group, Ltd.
10.500%, 04/15/18 (144A)	3,000,000	3,330,000
Digicel, Ltd.
7.000%, 02/15/20 (144A) (a)	2,500,000	2,700,000
Inmarsat Finance plc
7.375%, 12/01/17 (144A)	1,500,000	1,620,000
Intelsat Jackson Holdings S.A.
7.500%, 04/01/21 (a)	4,500,000	4,983,750
Intelsat Luxembourg S.A.
11.250%, 02/04/17	6,900,000	7,322,625
Matterhorn Mobile S.A.
6.750%, 05/15/19 (144A) (CHF)	1,325,000	1,542,803

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Sable International Finance, Ltd.
8.750%, 02/01/20 (144A) (a)	2,225,000	$2,558,750
Telefonica Emisiones SAU
7.045%, 06/20/36	2,500,000	2,712,500
Telemar Norte Leste S.A.
5.500%, 10/23/20 (144A)	2,095,000	2,189,275
Telemovil Finance Co., Ltd.
8.000%, 10/01/17 (144A)	2,700,000	2,936,250
UPCB Finance V, Ltd.
7.250%, 11/15/21 (144A) (a)	2,850,000	3,149,250
Vimpel-Communications Via VIP Finance Ireland, Ltd. OJSC
7.748%, 02/02/21 (144A) (a)	2,125,000	2,459,688
Virgin Media Finance plc
8.375%, 10/15/19	2,000,000	2,280,000
4.875%, 02/15/22 (a)	2,600,000	2,671,500
5.250%, 02/15/22 (a)	1,000,000	1,065,000
Wind Acquisition Finance S.A.
11.750%, 07/15/17 (144A)	6,000,000	6,315,000
7.250%, 02/15/18 (144A)	1,500,000	1,526,250

		51,362,641

Transportation—0.4%
Asciano Finance, Ltd.
4.625%, 09/23/20 (144A)	2,250,000	2,338,459
Viterra, Inc.
5.950%, 08/01/20 (144A)	4,250,000	4,608,041

		6,946,500

Total Foreign Bonds & Debt Securities (Cost $159,505,247)		167,059,367

Convertible Bonds—10.6%

Advertising—0.2%
Omnicom Group, Inc.
Zero Coupon, 07/01/38	3,000,000	3,226,875

Airlines—0.2%
Continental Airlines, Inc.
4.500%, 01/15/15	2,600,000	3,763,500

Auto Manufacturers—0.7%
Ford Motor Co.
4.250%, 11/15/16 (a)	3,225,000	5,127,750
Navistar International Corp.
3.000%, 10/15/14 (a)	1,300,000	1,193,562
Volkswagen International Finance N.V.
5.500%, 11/09/15 (144A) (EUR)	2,600,000	3,755,738

		10,077,050

Auto Parts & Equipment—0.2%
Meritor, Inc.
7.875%, 03/01/26 (144A)	2,125,000	$1,958,984
4.000%, 02/15/27 (b)	1,500,000	1,129,688

		3,088,672

Beverages—0.2%
Molson Coors Brewing Co.
2.500%, 07/30/13 (a)	3,000,000	3,046,875

Biotechnology—0.8%
Corsicanto, Ltd.
3.500%, 01/15/32 (144A)	3,350,000	4,258,688
Gilead Sciences, Inc.
0.625%, 05/01/13	3,550,000	6,847,080
Vertex Pharmaceuticals, Inc.
3.350%, 10/01/15	1,825,000	2,061,109

		13,166,877

Coal—0.0%
Alpha Appalachia Holdings, Inc.
3.250%, 08/01/15 (a)	620,000	599,850

Commercial Services—0.4%
Alliance Data Systems Corp.
1.750%, 08/01/13	3,000,000	5,548,125

Diversified Financial Services—0.4%
Affiliated Managers Group, Inc.
3.950%, 08/15/38	5,500,000	6,118,750

Healthcare-Services—0.3%
Brookdale Senior Living, Inc.
2.750%, 06/15/18	2,500,000	2,885,938
WellPoint, Inc.
2.750%, 10/15/42 (144A)	1,400,000	1,512,875

		4,398,813

Household Products/Wares—0.2%
Jarden Corp.
1.875%, 09/15/18 (144A) (a)	3,700,000	3,762,438

Insurance—0.1%
Radian Group, Inc.
3.000%, 11/15/17	1,500,000	1,334,063

Internet—0.5%
priceline.com, Inc.
1.250%, 03/15/15 (144A)	437,280	912,549
1.000%, 03/15/18 (144A) (a)	2,500,000	2,682,812
TIBCO Software, Inc.
2.250%, 05/01/32 (144A) (a)	4,000,000	3,822,500

		7,417,861

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

IT Services—0.6%
EMC Corp.
1.750%, 12/01/13	3,300,000	$5,269,704
NetApp, Inc.
1.750%, 06/01/13 (a)	3,000,000	3,386,250
SanDisk Corp.
1.500%, 08/15/17 (a)	1,000,000	1,165,000

		9,820,954

Machinery-Diversified—0.6%
Altra Holdings, Inc.
2.750%, 03/01/31	3,000,000	3,298,125
Chart Industries, Inc.
2.000%, 08/01/18	5,000,000	6,184,375

		9,482,500

Media—0.1%
Liberty Interactive LLC
3.250%, 03/15/31 (a)	2,000,000	1,900,000

Mining—0.4%
Molycorp, Inc.
3.250%, 06/15/16	1,130,000	740,150
Newmont Mining Corp.
1.250%, 07/15/14 (a)	4,500,000	5,318,437

		6,058,587

Miscellaneous Manufacturing—0.3%
Danaher Corp.
Zero Coupon, 01/22/21	2,500,000	4,075,000

Oil & Gas—0.2%
Chesapeake Energy Corp.
2.500%, 05/15/37 (a)	4,000,000	3,620,000

Oil & Gas Services—0.3%
Hornbeck Offshore Services, Inc.
1.500%, 09/01/19 (144A)	4,250,000	4,292,500

Pharmaceuticals—1.3%
ALZA Corp.
Zero Coupon, 07/28/20	5,000,000	5,021,875
BioMarin Pharmaceutical, Inc.
1.875%, 04/23/17	2,600,000	6,426,875
Medivation, Inc.
2.625%, 04/01/17 (a)	4,000,000	5,132,500
Onyx Pharmaceuticals, Inc.
4.000%, 08/15/16 (a)	2,000,000	4,058,750

		20,640,000

Real Estate Investment Trusts—0.7%
Boston Properties L.P. 3.625%, 02/15/14 (144A)	750,000	794,063
3.750%, 05/15/36	1,000,000	1,094,375
Security Description	Shares/Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Host Hotels & Resorts L.P. 2.500%, 10/15/29 (144A)	4,500,000	$5,892,187
ProLogis L.P. 3.250%, 03/15/15	2,700,000	3,072,937

		10,853,562

Semiconductors—1.0%
Intel Corp. 3.250%, 08/01/39	3,750,000	4,413,281
Microchip Technology, Inc. 2.125%, 12/15/37	400,000	507,000
Micron Technology, Inc. 2.375%, 05/01/32 (144A) (a)	2,500,000	2,421,875
ON Semiconductor Corp. 2.625%, 12/15/26	3,500,000	3,591,875
Xilinx, Inc. 2.625%, 06/15/17 (a)	3,500,000	4,781,875

		15,715,906

Software—0.8%
Nuance Communications, Inc. 2.750%, 08/15/27	3,750,000	4,950,000
2.750%, 11/01/31 (a)	1,600,000	1,745,000
Salesforce.com, Inc. 0.750%, 01/15/15	2,500,000	5,015,625

		11,710,625

Telecommunications—0.1%
Clearwire Communications LLC / Clearwire Finance, Inc. 8.250%, 12/01/40 (144A)	1,500,000	1,659,375

Total Convertible Bonds (Cost $157,472,255)		165,378,758

Convertible Preferred Stocks—2.3%

Aerospace & Defense—0.3%
United Technologies Corp. 7.500%, 08/01/15	80,000	4,456,800

Automobiles—0.3%
General Motors Co. Series B 4.750%, 12/01/13 (a)	98,200	4,333,566

Capital Markets—0.1%
AMG Capital Trust I 5.100%, 04/15/36	40,000	2,094,000

Commercial Banks—0.4%
Fifth Third Bancorp Series G 8.500%, 12/31/49 (a)	45,000	6,275,250

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Convertible Preferred Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—0.3%
Bank of America Corp. Series L 7.250%, 12/31/49 (a)	4,000	$4,540,000

Electric Utilities—0.4%
NextEra Energy, Inc. 5.889%, 09/01/15	50,000	2,503,000
PPL Corp. 9.500%, 07/01/13	27,200	1,422,832
8.750%, 05/01/14	55,000	2,955,150

		6,880,982

Media—0.0%
Nielsen Holdings N.V. 6.250%, 02/01/13	1,140,000	643,031

Oil, Gas & Consumable Fuels—0.2%
Apache Corp. Series D 6.000%, 08/01/13 (a)	60,000	2,742,000

Real Estate Investment Trusts—0.1%
Alexandria Real Estate Equities, Inc. 7.000%, 12/31/49	50,000	1,337,500

Road & Rail—0.2%
Genesee & Wyoming, Inc. 5.000%, 10/01/15	22,000	2,451,020

Total Convertible Preferred Stocks (Cost $34,316,590)		35,754,149

Common Stocks—0.8%

Auto Components—0.2%
Cooper-Standard Holding, Inc. (a) (g)	135,000	4,860,000

Internet Software & Services—0.1%
Facebook, Inc. - Class A (a) (g)	40,000	1,065,200

Metals & Mining—0.2%
Barrick Gold Corp.	100,000	3,501,000

Oil, Gas & Consumable Fuels—0.1%
Concho Resources, Inc. (a) (g)	15,000	1,208,400

Paper & Forest Products—0.0%
PT Indah Kiat Pulp and Paper Corp. (g)	1,867,500	131,858

Semiconductors & Semiconductor Equipment—0.1%
Broadcom Corp. - Class A (g)	25,000	830,250

Software—0.1%
Informatica Corp. (a) (g)	35,000	1,061,200

Thrifts & Mortgage Finance—0.0%
Federal National Mortgage Association (a) (g)	227,275	$57,955

Total Common Stocks (Cost $17,292,282)		12,715,863

Preferred Stocks—0.6%

Auto Components—0.1%
Cooper-Standard Holding, Inc., 7.000% (c)	5,543	903,786

Commercial Banks—0.5%
Texas Capital Bancshares, Inc., 6.500%	86,800	2,209,060
U.S. Bancorp., Series A, 3.500% (a) (b)	2,305	1,996,130
Wachovia Capital Trust III, 5.570% (a) (b)	3,143,000	3,139,071

		7,344,261

Thrifts & Mortgage Finance—0.0%
Federal National Mortgage Association, Series S, 8.250% (b) (g)	136,300	227,621

Total Preferred Stocks (Cost $9,952,634)		8,475,668

Municipals—0.3%
Metropolitan Government of Nashville & Davidson County, Convention Center Authority, Build America Bonds 6.731%, 07/01/43 (Cost $3,403,215)	3,350,000	4,050,586

Investment Company Security—0.2%
SPDR S&P MidCap 400 ETF Trust (a) (Cost $3,740,494)	20,000	3,714,200

Warrants—0.0%

Auto Components—0.0%
Cooper-Standard Holding, Inc., Strike Price $27.33, Expires 11/27/17 (g)	20,875	240,063

Media—0.0%
Ion Media Second Lien Warrants, Expires 12/18/16 (g)	395	138,250
Ion Media Unsecured Debt Warrant Restricted, Expires 12/18/16 (g)	390	78,000

		216,250

Total Warrants (Cost $2,394,059)		456,313

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Short-Term Investments—18.9%

Security Description	Shares/Principal Amount*	Value

Mutual Fund—18.4%
State Street Navigator Securities Lending Prime Portfolio (h)	287,527,111	$287,527,111

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $7,563,004, on 01/02/13, collateralized by $6,900,000 Federal National Mortgage Association at 4.375% due 10/15/15 with a value of $7,719,375.	7,563,000	7,563,000

Total Short-Term Investments (Cost $295,090,111)		295,090,111

Total Investments—117.0% (Cost $1,746,545,076) (i)		1,824,099,223
Other assets and liabilities (net)—(17.0)%		(264,744,193)

Net Assets—100.0%		$1,559,355,030

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $279,093,650 and the collateral received consisted of cash in the amount of $287,527,111. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2012, the market value of securities pledged was $303,078.
(e)	Security is in default and/or issuer is in bankruptcy.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2012, these securities represent less than 0.05% of net assets.
(g)	Non-income producing security.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,751,557,039. The aggregate unrealized appreciation and depreciation of investments were $111,757,386 and $(39,215,202), respectively, resulting in net unrealized appreciation of $72,542,184 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $490,796,844, which is 31.5% of net assets.
(CHF)—	Swiss Franc
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Domestic Bonds & Debt Securities
Advertising	$—	$6,582,563	$—	$6,582,563
Aerospace/Defense	—	17,007,875	—	17,007,875
Agriculture	—	3,139,500	—	3,139,500
Airlines	—	6,481,168	—	6,481,168
Apparel	—	6,458,500	—	6,458,500
Auto Manufacturers	—	5,839,490	—	5,839,490
Auto Parts & Equipment	—	14,212,437	—	14,212,437
Beverages	—	2,752,500	—	2,752,500
Biotechnology	—	3,806,250	—	3,806,250
Chemicals	—	32,896,288	—	32,896,288
Coal	—	6,421,500	—	6,421,500
Commercial Banks	—	39,198,261	—	39,198,261
Commercial Services	—	53,088,625	—	53,088,625
Construction Materials	—	13,059,257	—	13,059,257
Distribution/Wholesale	—	1,636,688	—	1,636,688
Diversified Financial Services	—	44,236,532	—	44,236,532
Electric	—	36,119,909	—	36,119,909
Electrical Components & Equipment	—	4,828,438	—	4,828,438
Electronics	—	3,430,125	—	3,430,125
Energy-Alternate Sources	—	2,304,402	—	2,304,402
Engineering & Construction	—	4,648,438	—	4,648,438
Entertainment	—	25,405,077	—	25,405,077
Environmental Control	—	3,883,250	—	3,883,250
Food	—	17,688,120	—	17,688,120
Forest Products & Paper	—	3,165,000	—	3,165,000
Hand/Machine Tools	—	2,961,250	—	2,961,250
Healthcare-Products	—	12,163,407	—	12,163,407
Healthcare-Services	—	53,712,312	—	53,712,312
Home Builders	—	8,932,563	—	8,932,563
Home Furnishings	—	542,719	—	542,719
Household Products	—	6,706,938	—	6,706,938
Household Products/Wares	—	24,419,125	—	24,419,125
Housewares	—	2,970,000	—	2,970,000
Insurance	—	11,686,685	—	11,686,685
Internet	—	10,365,912	—	10,365,912
Iron/Steel	—	8,100,602	—	8,100,602
IT Services	—	20,826,431	—	20,826,431

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Lodging	$—	$25,350,588	$—	$25,350,588
Machinery-Diversified	—	10,972,545	—	10,972,545
Media	—	58,995,002	—	58,995,002
Metal Fabricate/Hardware	—	17,257,641	—	17,257,641
Mining	—	2,908,608	—	2,908,608
Miscellaneous Manufacturing	—	19,610,750	—	19,610,750
Multiline Retail	—	2,443,750	—	2,443,750
Office Furnishings	—	3,201,084	—	3,201,084
Oil & Gas	—	122,165,236	—	122,165,236
Oil & Gas Services	—	21,748,482	—	21,748,482
Packaging & Containers	—	33,629,495	—	33,629,495
Pharmaceuticals	—	5,809,375	—	5,809,375
Pipelines	—	34,699,199	—	34,699,199
Real Estate	—	1,125,903	—	1,125,903
Real Estate Investment Trusts	—	25,982,742	—	25,982,742
Retail	—	70,466,644	—	70,466,644
Savings & Loans	—	2,870,628	600	2,871,228
Semiconductors	—	10,838,482	—	10,838,482
Shipbuilding	—	5,183,913	—	5,183,913
Software	—	27,457,883	—	27,457,883
Telecommunications	—	90,958,167	—	90,958,167
Transportation	—	13,457,354	—	13,457,354
Trucking & Leasing	—	2,592,000	—	2,592,000
Total Domestic Bonds & Debt Securities	—	1,131,403,608	600	1,131,404,208
Total Foreign Bonds & Debt Securities*	—	167,059,367	—	167,059,367
Total Convertible Bonds*	—	165,378,758	—	165,378,758
Convertible Preferred Stocks
Aerospace & Defense	4,456,800	—	—	4,456,800
Automobiles	4,333,566	—	—	4,333,566
Capital Markets	2,094,000	—	—	2,094,000
Commercial Banks	6,275,250	—	—	6,275,250
Diversified Financial Services	4,540,000	—	—	4,540,000
Electric Utilities	6,880,982	—	—	6,880,982
Media	—	643,031	—	643,031
Oil, Gas & Consumable Fuels	2,742,000	—	—	2,742,000
Real Estate Investment Trusts	1,337,500	—	—	1,337,500
Road & Rail	—	2,451,020	—	2,451,020
Total Convertible Preferred Stocks	32,660,098	3,094,051	—	35,754,149
Common Stocks
Auto Components	4,860,000	—	—	4,860,000
Internet Software & Services	1,065,200	—	—	1,065,200
Metals & Mining	3,501,000	—	—	3,501,000
Oil, Gas & Consumable Fuels	1,208,400	—	—	1,208,400
Paper & Forest Products	—	131,858	—	131,858
Semiconductors & Semiconductor Equipment	830,250	—	—	830,250
Software	1,061,200	—	—	1,061,200
Thrifts & Mortgage Finance	57,955	—	—	57,955
Total Common Stocks	12,584,005	131,858	—	12,715,863
Preferred Stocks
Auto Components	—	903,786	—	903,786
Commercial Banks	2,209,060	5,135,201	—	7,344,261
Thrifts & Mortgage Finance	227,621	—	—	227,621
Total Preferred Stocks	2,436,681	6,038,987	—	8,475,668
Total Municipals	—	4,050,586	—	4,050,586
Total Investment Company Security	3,714,200	—	—	3,714,200

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Warrants
Auto Components	$240,063	$—	$—	$240,063
Media	—	216,250	—	216,250
Total Warrants	240,063	216,250	—	456,313
Short-Term Investments
Mutual Fund	287,527,111	—	—	287,527,111
Repurchase Agreement	—	7,563,000	—	7,563,000
Total Short-Term Investments	287,527,111	7,563,000	—	295,090,111
Total Investments	$339,162,158	$1,484,936,465	$600	$1,824,099,223

Collateral for securities loaned (Liability)	$—	$(287,527,111)	$—	$(287,527,111)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$43,577	$—	$—	$43,577
Total Futures Contracts	$43,577	$—	$—	$43,577

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $276,594 were due to increased trading activity. Transfers from Level 1 to Level 2 in the amount of $1,654,990 were due to a decline in market availability.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2011	Accrued Premiums	Realized Loss	Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Balance as of December 31, 2012	Change in Unrealized Depreciation from investments still held at December 31, 2012
Domestic Bonds & Debt Securities
Metals & Minings	$0	$—	$(4,398,344)	$4,398,344	$—	$—	$—
Savings & Loans	—	141	—	(15,141)	15,600	600	(15,141)

Total	$0	$141	$(4,398,344)	$4,383,203	$15,600	$600	$(15,141)

Domestic Bonds & Debt Securities in the amount of $15,600 were transferred into Level 3 due to a decline in market activity for signficant observables, which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,824,099,223
Cash		123,816
Receivable for fund shares sold		211,196
Dividends receivable		220,272
Interest receivable		24,258,634
Net variation margin on futures contracts		17,188
Miscellaneous assets		227,478

Total Assets		1,849,157,807

Liabilities
Payables for:
Fund shares redeemed	$1,136,275
Collateral for securities loaned	287,527,111
Accrued Expenses:
Management fees	668,367
Distribution and service fees— Class B	172,224
Distribution and service fees— Class E	3,044
Administration fees	7,900
Custodian and accounting fees	24,758
Deferred trustees’ fees	35,625
Other expenses	227,473

Total Liabilities		289,802,777

Net Assets		$1,559,355,030

Net assets represented by
Paid in surplus		$1,390,843,573
Accumulated net realized loss		(4,462,047)
Unrealized appreciation on investments, futures contracts and foreign currency transactions		77,599,002
Undistributed net investment income		95,374,502

Net Assets		$1,559,355,030

Net Assets
Class A		$722,865,562
Class B		812,563,668
Class E		23,925,800
Capital Shares Outstanding*
Class A		53,834,089
Class B		61,131,798
Class E		1,794,868
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$13.43
Class B		13.29
Class E		13.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,746,545,076.
(b)	Includes securities loaned at value of $279,093,650.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$2,571,976
Interest		94,060,681
Securities lending income		1,526,222

Total investment income		98,158,879
Expenses
Management fees	$7,886,404
Administration fees	43,459
Custodian and accounting fees	160,147
Distribution and service fees—Class B	2,017,381
Distribution and service fees—Class E	36,374
Audit and tax services	58,783
Legal	28,321
Trustees’ fees and expenses	27,320
Shareholder reporting	238,136
Insurance	79
Miscellaneous	7,399

Total expenses	10,503,803

Net Investment Income		87,655,076

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		30,535,851
Futures contracts		(665,446)
Foreign currency transactions		8,935

Net realized gain		29,879,340

Net change in unrealized appreciation on:
Investments		72,745,602
Futures contracts		43,577
Foreign currency transactions		1,278

Net change in unrealized appreciation		72,790,457

Net realized and unrealized gain		102,669,797

Net Increase in Net Assets From Operations		$190,324,873

(a)	Net of foreign withholding taxes of $17,431.

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$87,655,076	$105,433,448
Net realized gain	29,879,340	76,406,760
Net change in unrealized appreciation (depreciation)	72,790,457	(88,025,848)

Net increase in net assets resulting from operations	190,324,873	93,814,360

Distributions to Shareholders
From net investment income
Class A	(53,800,785)	(73,366,357)
Class B	(57,914,519)	(48,276,914)
Class E	(1,768,268)	(1,697,715)

Net decrease in net assets resulting from distributions	(113,483,572)	(123,340,986)

Net decrease in net assets from capital share transactions	(37,787,980)	(448,394,093)

Net Increase (Decrease) in net assets	39,053,321	(477,920,719)

Net Assets
Net assets at beginning of period	1,520,301,709	1,998,222,428

Net assets at end of period	$1,559,355,030	$1,520,301,709

Undistributed net investment income at end of period	$95,374,502	$110,458,198

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	1,978,444	$25,774,729	13,222,953	$171,582,020
Reinvestments	4,314,417	53,800,785	5,736,228	73,366,357
Redemptions	(8,385,601)	(108,358,346)	(52,643,742)	(676,189,077)

Net decrease	(2,092,740)	$(28,782,832)	(33,684,561)	$(431,240,700)

Class B
Sales	4,297,729	$55,496,360	6,638,999	$84,853,754
Reinvestments	4,681,853	57,914,519	3,804,327	48,276,914
Redemptions	(9,421,788)	(120,873,781)	(11,438,917)	(144,902,938)

Net decrease	(442,206)	$(7,462,902)	(995,591)	$(11,772,270)

Class E
Sales	119,412	$1,540,585	232,926	$3,025,191
Reinvestments	142,717	1,768,268	133,573	1,697,715
Redemptions	(376,601)	(4,851,099)	(787,118)	(10,104,029)

Net decrease	(114,472)	$(1,542,246)	(420,619)	$(5,381,123)

Decrease derived from capital shares transactions		$(37,787,980)		$(448,394,093)

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.80	$12.98	$12.24	$9.72	$12.63

Income (Loss) from Investment Operations
Net investment income (a)	0.75	0.80	0.79	0.78	0.78
Net realized and unrealized gain (loss) on investments	0.86	(0.17)	0.76	2.61	(3.00)

Total from investment operations	1.61	0.63	1.55	3.39	(2.22)

Less Distributions
Distributions from net investment income	(0.98)	(0.81)	(0.81)	(0.87)	(0.51)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.18)

Total distributions	(0.98)	(0.81)	(0.81)	(0.87)	(0.69)

Net Asset Value, End of Period	$13.43	$12.80	$12.98	$12.24	$9.72

Total Return (%) (b)	13.19	4.83	13.18	37.12	(18.40)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.54	0.54	0.53	0.55	0.53
Ratio of net investment income to average net assets (%)	5.76	6.18	6.40	7.21	6.84
Portfolio turnover rate (%)	47	36	42	39	25
Net assets, end of period (in millions)	$722.9	$715.6	$1,163.2	$1,006.5	$933.7

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.67	$12.87	$12.14	$9.65	$12.54

Income (Loss) from Investment Operations
Net investment income (a)	0.71	0.76	0.76	0.74	0.75
Net realized and unrealized gain (loss) on investments	0.86	(0.19)	0.76	2.59	(2.97)

Total from investment operations	1.57	0.57	1.52	3.33	(2.22)

Less Distributions
Distributions from net investment income	(0.95)	(0.77)	(0.79)	(0.84)	(0.49)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.18)

Total distributions	(0.95)	(0.77)	(0.79)	(0.84)	(0.67)

Net Asset Value, End of Period	$13.29	$12.67	$12.87	$12.14	$9.65

Total Return (%) (b)	12.95	4.46	12.97	36.77	(18.60)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	0.79	0.78	0.80	0.78
Ratio of net investment income to average net assets (%)	5.51	5.98	6.16	6.93	6.57
Portfolio turnover rate (%)	47	36	42	39	25
Net assets, end of period (in millions)	$812.6	$780.4	$805.0	$740.0	$533.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.71	$12.89	$12.16	$9.67	$12.56

Income (Loss) from Investment Operations
Net investment income (a)	0.72	0.78	0.77	0.76	0.76
Net realized and unrealized gain (loss) on investments	0.86	(0.18)	0.76	2.58	(2.97)

Total from investment operations	1.58	0.60	1.53	3.34	(2.21)

Less Distributions
Distributions from net investment income	(0.96)	(0.78)	(0.80)	(0.85)	(0.50)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.18)

Total distributions	(0.96)	(0.78)	(0.80)	(0.85)	(0.68)

Net Asset Value, End of Period	$13.33	$12.71	$12.89	$12.16	$9.67

Total Return (%) (b)	13.01	4.69	13.03	36.87	(18.52)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.69	0.69	0.68	0.70	0.68
Ratio of net investment income to average net assets (%)	5.61	6.07	6.26	7.03	6.66
Portfolio turnover rate (%)	47	36	42	39	25
Net assets, end of period (in millions)	$23.9	$24.3	$30.0	$32.7	$23.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Bond Debenture Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

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Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

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Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to convertible preferred stocks, foreign currency transactions, premium amortization adjustments, contingent payment debt instruments, and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

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Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Lord, Abbett & Co. LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$7,886,404	0.600%	First $250 Million
	0.550%	$250 Million to $500 Million
	0.500%	$500 Million to $1 Billion
	0.450%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$720,933,919	$—	$769,743,978

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Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts*	$43,577

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(665,446)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$43,577

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Futures contracts short	$8,500,000

(a)	Averages are based on activity levels during 2012.

6. Futures Contracts

The futures contracts outstanding as of December 31, 2012 were as follows:

Futures Contracts—Short	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation
U.S. Treasury Note 10 Year Futures	03/19/13	(100)	$(13,321,702)	$43,577

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

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Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$113,483,572	$123,340,986	$—	$—	$113,483,572	$123,340,986

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$97,718,168	$—	$72,543,462	$(1,714,547)	$168,547,083

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $1,714,547.

10. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-31

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Lord Abbett Bond Debenture Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Bond Debenture, one of the portfolios constituting Met Investors Series Trust. (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Bond Debenture Portfolio of Met Investors Series Trust, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-34

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Lord Abbett Bond Debenture Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-35

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-36

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Lord Abbett Bond Debenture Portfolio’s performance, the Board considered that the Portfolio equaled the median of its Performance Universe for the one-year period ended June 30, 2012, underperformed the median of its Performance Universe for the three-year period ended June 30, 2012, and outperformed the median of its Performance Universe for the five-year period ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and three-year periods ended June 30, 2012, and outperformed its Lipper Index for the five-year period ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Merrill Lynch U.S. High Yield Master II Constrained Index, for the one-, three- and five-year periods ended October 31, 2012, and outperformed its blended benchmark, consisting of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index, for the one-, three- and five-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance, including its strong performance for the five-year period ended June 30, 2012. Based on its review, the Board concluded that the Portfolio’s overall performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Lord Abbett Bond Debenture Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith

MIST-37

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Lord Abbett Bond Debenture Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that

MIST-38

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-39

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-40

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the Lord Abbett Mid Cap Value Portfolio returned 15.00% and 14.70%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 18.51% over the same period. Since its inception on April 25, 2012, the Class E shares returned 6.20% while the benchmark returned 9.06% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Although most United States (“U.S.”) equity indexes posted a double-digit return, the 12-month period has been a challenging and volatile environment for active managers. The market rose during the first quarter of the year, as strong employment reports and increased housing activity provided evidence of an improving economy. Unfortunately, the risk-off environment returned during the second quarter of 2012, and the Portfolio’s cyclical positioning resulted in underperformance. Macroeconomic concerns about Europe and the slowdown of China’s economy caused investors to favor defensive sectors and dividend-paying stocks during this risk-off period. The stock market resumed its rise during the latter part of the year. Although there was significant volatility in the U.S. equity market following the presidential election and the surrounding fiscal cliff discussions in Washington, the economic reports during the fourth quarter, particularly those related to housing and employment, were generally supportive of continued economic growth. The volatile, macro-dominated environment that prevailed during the 12-month period was not favorable to our value-oriented, bottom-up, fundamental approach.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the 12 month period ended December 31, 2012, the Portfolio underperformed the Russell Midcap Value Index.

The Portfolio’s stock selection within the Industrials and Energy sectors detracted the most from relative performance during the period. Within Industrials, engineering and construction firm Jacobs Engineering Group, Inc., declined following disappointing fiscal second quarter results, partly due to budgetary constraints and project delays in the company’s government segment. In addition, shares of Manpower, Inc., a provider of workforce solutions and services, declined during the second quarter of 2012, as earnings estimates were reduced due to global macro concerns and the firm’s exposure to Europe’s economic weakness. We eliminated this position from the Portfolio in June. Within Energy, Superior Energy Services, an oil-field services provider, experienced a decline in activity levels due to lower commodity prices negatively impacting the company’s profits.

Contributing to the Portfolio’s relative performance was stock selection within the Health Care and Materials sectors. Within Health Care, Watson Pharmaceuticals, Inc., a global generic pharmaceuticals company reported solid third quarter earnings. The company also acquired Actavis, a privately held pharmaceuticals company, which investors believe will have potential accretion benefits from operating synergies. In addition, shares of Par Pharmaceutical Companies, Inc., a developer of branded and generic pharmaceuticals, rose during July 2012 after the company entered into a definitive merger agreement with private equity firm TPG Capital, L.P., which offered a significant market premium on Par Pharmaceutical’s share price. Within Materials, shares of global specialty chemical company, Ashland, Inc. turned in solid performance following better-than-expected fiscal fourth quarter 2012 results. The company profited from increased prices due to higher raw material costs earlier in the year, and its gross margins continued to benefit as raw material costs moderated.

At year end we continued to execute a time-tested, bottom-up investment process predicated on valuation analysis and independent fundamental research. We remained aware of several risk factors, including continued uncertainty in Europe, the impact of higher U.S. taxes, and the continuing fiscal debate in Washington. The Health Care sector is now the largest overweight in the Portfolio, primarily concentrated in the Pharmaceuticals and Health Care Providers and Services industries. The Portfolio is also overweight in the Materials sector, as we focus on companies benefiting from low natural gas prices and global growth. We decreased the Portfolio’s exposure to the Energy sector during the year. However, we recently added a new position in an oil refining company, as the refinery segment has been benefiting from rising U.S. crude oil production. In addition, we decreased the Portfolio’s overweight in the Consumer Discretionary sector to an underweight position by recently reducing exposure to advertising agencies and department stores. The Financials sector remains an underweight in the Portfolio, although we added to the

MIST-1

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*—(Continued)

Insurance industry because we believe that premium rates will continue to improve over time. The Utilities sector is the largest underweight in the Portfolio, relative to the index, due to less attractive valuation.

Jeff Diamond

Robert P. Fetch

Portfolio Managers

Lord, Abbett & Co. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

LORD ABBETT MID CAP VALUE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC VS. RUSSELL MIDCAP VALUE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year	Since Inception[3]
Lord Abbett Mid Cap Value Portfolio
Class A	15.00	1.69	7.72	—
Class B	14.70	1.44	7.46	—
Class E	—	—	—	6.20
Russell Midcap Value Index[1]	18.51	3.79	10.63	9.06

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A shares is 8/20/1997. Inception of Class B shares is 4/3/2001. Inception of Class E shares is 4/25/2012.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Interpublic Group of Cos., Inc. (The)	1.9
Watson Pharmaceuticals, Inc.	1.8
Mylan, Inc.	1.8
URS Corp.	1.7
Jones Lang LaSalle, Inc.	1.7
Bunge, Ltd.	1.6
CIT Group, Inc.	1.6
Cigna Corp.	1.5
Ashland, Inc.	1.5
International Paper Co.	1.5

Top Sectors

% of Market Value of Total Investments
Financials	29.9
Industrials	11.8
Health Care	10.7
Materials	9.4
Information Technology	8.9
Energy	8.7
Consumer Discretionary	8.0
Utilities	5.6
Consumer Staples	4.2
Cash & Cash Equivalents	1.7

MIST-3

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Lord Abbett Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.68%	$1,000.00	$1,107.80	$3.60
	Hypothetical*	0.68%	$1,000.00	$1,021.72	$3.46

Class B(a)	Actual	0.94%	$1,000.00	$1,106.60	$4.98
	Hypothetical*	0.94%	$1,000.00	$1,020.41	$4.77

Class E(a)	Actual	0.83%	$1,000.00	$1,107.20	$4.40
	Hypothetical*	0.83%	$1,000.00	$1,020.96	$4.22

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—97.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.1%
Esterline Technologies Corp. (a)	173,000	$11,004,530

Automobiles—0.5%
Harley-Davidson, Inc.	111,000	5,421,240

Beverages—1.0%
Beam, Inc.	102,100	6,237,289
Constellation Brands, Inc. - Class A (a)	118,300	4,186,637

		10,423,926

Capital Markets—4.1%
Affiliated Managers Group, Inc. (a)	80,900	10,529,135
Ares Capital Corp.	696,100	12,181,750
Lazard, Ltd. - Class A	170,500	5,087,720
Raymond James Financial, Inc.	330,000	12,714,900
TD Ameritrade Holding Corp.	167,600	2,817,356

		43,330,861

Chemicals—4.5%
Ashland, Inc.	198,700	15,977,467
Cabot Corp.	110,000	4,376,900
Celanese Corp. - Series A	142,000	6,323,260
Chemtura Corp. (a)	504,000	10,715,040
Georgia Gulf Corp.	118,300	4,883,424
International Flavors & Fragrances, Inc.	78,900	5,250,006

		47,526,097

Commercial Banks—8.6%
CIT Group, Inc. (a)	437,000	16,885,680
City National Corp. (b)	215,300	10,661,656
Comerica, Inc.	385,700	11,702,138
Fifth Third Bancorp.	774,000	11,757,060
M&T Bank Corp. (b)	152,800	15,046,216
Signature Bank (a) (b)	68,900	4,915,326
SunTrust Banks, Inc.	438,900	12,442,815
Zions Bancorporation (b)	289,500	6,195,300

		89,606,191

Commercial Services & Supplies—0.6%
Tyco International, Ltd.	200,000	5,850,000

Computers & Peripherals—0.8%
NCR Corp. (a)	103,700	2,642,276
NetApp, Inc. (a)	156,500	5,250,575

		7,892,851

Construction & Engineering—3.1%
Jacobs Engineering Group, Inc. (a)	346,800	14,763,276
URS Corp.	455,700	17,890,782

		32,654,058

Construction Materials—0.2%
Eagle Materials, Inc.	43,400	2,538,900

Consumer Finance—0.4%
Discover Financial Services	111,000	$4,279,050

Containers & Packaging—1.4%
Ball Corp.	161,000	7,204,750
Rock-Tenn Co. - Class A	63,100	4,411,321
Sealed Air Corp.	162,900	2,852,379

		14,468,450

Diversified Telecommunication Services—1.1%
CenturyLink, Inc.	304,700	11,919,864

Electric Utilities—4.1%
Edison International	266,000	12,020,540
N.V. Energy, Inc.	473,800	8,594,732
Northeast Utilities	114,000	4,455,120
PPL Corp.	379,500	10,865,085
Xcel Energy, Inc.	248,000	6,624,080

		42,559,557

Electrical Equipment—1.3%
Eaton Corp. plc	258,000	13,983,600

Electronic Equipment, Instruments & Components—3.4%
Anixter International, Inc. (b)	231,900	14,836,962
Arrow Electronics, Inc. (a)	278,900	10,620,512
TE Connectivity, Ltd.	273,500	10,152,320

		35,609,794

Energy Equipment & Services—4.4%
Cameron International Corp. (a)	89,200	5,036,232
Ensco plc - Class A	228,100	13,521,768
Halliburton Co.	143,400	4,974,546
Helmerich & Payne, Inc.	76,700	4,295,967
Rowan Cos. plc - Class A (a)	212,000	6,629,240
Superior Energy Services, Inc. (a)	402,000	8,329,440
Tidewater, Inc.	79,400	3,547,592

		46,334,785

Food Products—3.2%
Bunge, Ltd.	235,900	17,147,571
H.J. Heinz Co. (b)	179,100	10,330,488
Kellogg Co.	99,000	5,529,150

		33,007,209

Gas Utilities—0.3%
Piedmont Natural Gas Co., Inc.	103,000	3,224,930

Health Care Providers & Services—5.3%
Cigna Corp.	301,000	16,091,460
Community Health Systems, Inc.	383,900	11,801,086
DaVita, Inc. (a)	69,600	7,692,888
Laboratory Corp. of America Holdings (a)	103,900	8,999,818
McKesson Corp.	53,900	5,226,144
Universal Health Services, Inc. - Class B	120,000	5,802,000

		55,613,396

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—0.4%
Hyatt Hotels Corp. - Class A (a) (b)	108,100	$4,169,417

Household Durables—1.1%
Tupperware Brands Corp.	176,900	11,339,290

Insurance—9.0%
ACE, Ltd.	190,000	15,162,000
Allstate Corp. (The)	216,000	8,676,720
Brown & Brown, Inc.	184,000	4,684,640
Endurance Specialty Holdings, Ltd.	92,500	3,671,325
Everest Re Group, Ltd.	121,400	13,347,930
Hartford Financial Services Group, Inc.	582,500	13,071,300
Lincoln National Corp.	314,000	8,132,600
Marsh & McLennan Cos., Inc.	290,000	9,996,300
PartnerRe, Ltd.	137,000	11,027,130
XL Group plc	257,100	6,442,926

		94,212,871

Internet Software & Services—0.2%
Monster Worldwide, Inc. (a) (b)	322,000	1,809,640

IT Services—1.4%
Fiserv, Inc. (a)	189,600	14,984,088

Life Sciences Tools & Services—1.8%
Agilent Technologies, Inc.	230,000	9,416,200
Life Technologies Corp. (a)	181,000	8,883,480

		18,299,680

Machinery—3.5%
Dover Corp.	163,700	10,756,727
IDEX Corp.	260,400	12,116,412
Kennametal, Inc. (b)	143,000	5,720,000
Pentair, Ltd.	161,900	7,957,385

		36,550,524

Media—2.5%
Discovery Communications, Inc. - Class A (a)	99,400	6,309,912
Interpublic Group of Cos., Inc. (The)	1,820,000	20,056,400

		26,366,312

Metals & Mining—1.7%
Allegheny Technologies, Inc.	213,900	6,494,004
Reliance Steel & Aluminum Co.	179,900	11,171,790

		17,665,794

Multi-Utilities—1.2%
CMS Energy Corp.	525,900	12,821,442

Multiline Retail—1.3%
Macy’s, Inc.	347,000	13,539,940

Oil, Gas & Consumable Fuels—4.1%
CONSOL Energy, Inc.	135,000	4,333,500
EQT Corp.	61,700	3,639,066

Oil, Gas & Consumable Fuels—(Continued)
Kinder Morgan, Inc.	194,800	$6,882,284
Noble Energy, Inc.	94,200	9,583,908
QEP Resources, Inc.	191,100	5,784,597
Range Resources Corp. (b)	102,600	6,446,358
Valero Energy Corp.	187,000	6,380,440

		43,050,153

Paper & Forest Products—1.5%
International Paper Co.	395,800	15,768,672

Pharmaceuticals—3.6%
Mylan, Inc. (a)	683,700	18,788,076
Watson Pharmaceuticals, Inc. (a)	219,500	18,877,000

		37,665,076

Real Estate Investment Trusts—5.9%
Alexandria Real Estate Equities, Inc.	113,000	7,833,160
American Campus Communities, Inc.	69,000	3,182,970
Boston Properties, Inc. (REIT)	25,000	2,645,250
Camden Property Trust	38,700	2,639,727
CBL & Associates Properties, Inc. (b)	293,400	6,223,014
Home Properties, Inc.	59,800	3,666,338
Liberty Property Trust	195,500	6,993,035
Macerich Co. (The) (REIT)	45,000	2,623,500
ProLogis, Inc. (REIT)	72,900	2,660,121
Ventas, Inc.	124,700	8,070,584
Vornado Realty Trust	118,700	9,505,496
Weyerhaeuser Co.	218,500	6,078,670

		62,121,865

Real Estate Management & Development—1.7%
Jones Lang LaSalle, Inc.	211,800	17,778,492

Road & Rail—0.9%
Kansas City Southern	42,500	3,547,900
Ryder System, Inc.	123,300	6,156,369

		9,704,269

Semiconductors & Semiconductor Equipment—2.6%
Analog Devices, Inc.	253,000	10,641,180
Broadcom Corp. - Class A (a)	311,000	10,328,310
Xilinx, Inc.	159,900	5,740,410

		26,709,900

Software—0.5%
Adobe Systems, Inc. (a)	142,900	5,384,472

Specialty Retail—1.5%
Abercrombie & Fitch Co. - Class A	70,000	3,357,900
Pier 1 Imports, Inc. (b)	431,600	8,632,000
Tiffany & Co. (b)	73,000	4,185,820

		16,175,720

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—0.6%
Gildan Activewear, Inc.	184,900	$6,763,642

Trading Companies & Distributors—1.3%
WESCO International, Inc. (a) (b)	195,000	13,148,850

Total Common Stocks (Cost $916,359,221)		1,023,279,398

Warrant—0.1%

Oil, Gas & Consumable Fuels—0.1%
Kinder Morgan, Inc., Strike Price $40, Expires 02/15/2017 (a) (Cost $408,996)	229,120	866,074

Short-Term Investments—7.1%

Mutual Fund—5.5%
State Street Navigator Securities Lending Prime Portfolio (c)	57,596,623	57,596,623

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $17,464,010 on 01/02/13, collateralized by $17,795,000 Federal National Mortgage Association at 0.420% due 06/05/15 with a value of $17,817,244.	17,464,000	17,464,000

Total Short-Term Investments (Cost $75,060,623)		75,060,623

Total Investments—104.9% (Cost $991,828,840) (d)		1,099,206,095
Other assets and liabilities (net)—(4.9)%		(51,527,501)

Net Assets—100.0%		$1,047,678,594

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $57,563,883 and the collateral received consisted of cash in the amount of $57,596,623 and non-cash collateral with a value of $215,870. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $994,407,918. The aggregate unrealized appreciation and depreciation of investments were $116,541,054 and $(11,742,877), respectively, resulting in net unrealized appreciation of $104,798,177 for federal income tax purposes.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,023,279,398	$—	$—	$1,023,279,398
Total Warrant*	866,074	—	—	866,074
Short-Term Investments
Mutual Fund	57,596,623	—	—	57,596,623
Repurchase Agreement	—	17,464,000	—	17,464,000
Total Short-Term Investments	57,596,623	17,464,000	—	75,060,623
Total Investments	$1,081,742,095	$17,464,000	$—	$1,099,206,095

Collateral for securities loaned (Liability)	$—	$(57,596,623)	$—	$(57,596,623)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,099,206,095
Cash		800
Receivable for investments sold		9,878,102
Receivable for fund shares sold		101,933
Dividends receivable		1,013,648
Other assets		1,926

Total Assets		1,110,202,504

Liabilities
Payables for:
Investments purchased	$2,712,491
Fund shares redeemed	1,350,895
Collateral for securities loaned	57,596,623
Accrued Expenses:
Management fees	571,766
Distribution and service fees— Class B	149,058
Distribution and service fees— Class E	4,768
Administration fees	5,170
Custodian and accounting fees	22,276
Deferred trustees’ fees	65,475
Other expenses	45,388

Total Liabilities		62,523,910

Net Assets		$1,047,678,594

Net assets represented by
Paid in surplus		$1,040,981,814
Accumulated net realized loss		(109,534,920)
Unrealized appreciation on investments		107,377,255
Undistributed net investment income		8,854,445

Net Assets		$1,047,678,594

Net Assets
Class A		$304,667,121
Class B		705,380,916
Class E		37,630,557
Capital Shares Outstanding*
Class A		17,339,121
Class B		40,687,138
Class E		2,155,221
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$17.57
Class B		17.34
Class E		17.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $991,828,840.
(b)	Includes securities loaned at value of $57,563,883.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$16,122,772
Interest		2,594
Securities lending income		203,368

Total investment income		16,328,734
Expenses
Management fees	$5,404,988
Administration fees	23,557
Custodian and accounting fees	104,541
Distribution and service fees—Class B	1,473,257
Distribution and service fees—Class E	37,713
Audit and tax services	48,315
Legal	36,470
Trustees’ fees and expenses	26,960
Shareholder reporting	67,217
Insurance	3,506
Miscellaneous	27,439

Total expenses	7,253,963
Less management fee waiver	(35,320)
Less broker commission recapture	(22,986)

Net expenses	7,195,657

Net Investment Income		9,133,077

Net Realized and Unrealized Gain
Net realized gain on investments		53,908,678

Net change in unrealized appreciation on investments		12,305,310

Net realized and unrealized gain		66,213,988

Net Increase in Net Assets From Operations		$75,347,065

(a)	Net of foreign withholding taxes of $4,104.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$9,133,077	$1,801,883
Net realized gain	53,908,678	34,259,445
Net change in unrealized appreciation (depreciation)	12,305,310	(50,735,165)

Net increase (decrease) in net assets resulting from operations	75,347,065	(14,673,837)

Distributions to Shareholders
From net investment income
Class A	(270,664)	(297,180)
Class B	(1,502,171)	(2,004,268)

Net decrease in net assets resulting from distributions	(1,772,835)	(2,301,448)

Net increase (decrease) in net assets from capital share transactions	581,474,194	(15,274,882)

Net Increase (Decrease) in Net Assets	655,048,424	(32,250,167)

Net Assets
Net assets at beginning of period	392,630,170	424,880,337

Net assets at end of period	$1,047,678,594	$392,630,170

Undistributed net investment income at end of period	$8,854,445	$1,758,530

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	842,348	$13,660,798	220,483	$3,623,760
Shares issued through acquisition	16,541,706	281,043,573	—	—
Reinvestments	16,305	270,664	17,258	297,180
Redemptions	(2,373,212)	(39,226,118)	(576,940)	(9,413,328)

Net increase (decrease)	15,027,147	$255,748,917	(339,199)	$(5,492,388)

Class B
Sales	1,962,903	$31,424,405	3,886,401	$61,853,567
Shares issued through acquisition	21,669,916	363,837,884	—	—
Reinvestments	91,540	1,502,171	117,690	2,004,268
Redemptions	(6,566,763)	(107,582,351)	(4,612,663)	(73,640,329)

Net increase (decrease)	17,157,596	$289,182,109	(608,572)	$(9,782,494)

Class E (a)
Sales	46,266	$752,221	—	$—
Shares issued through acquisition	2,418,202	40,867,612	—	—
Redemptions	(309,247)	(5,076,665)	—	—

Net increase	2,155,221	$36,543,168	—	$—

Increase (decrease) derived from capital shares transactions		$581,474,194		$(15,274,882)

(a)	Commencement of operations was 4/25/2012.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.38	$16.04	$12.84	$10.40	$19.70

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.10	0.12	0.11	0.26
Net realized and unrealized gain (loss) on investments	2.07	(0.64)	3.19	2.60	(7.04)

Total from investment operations	2.30	(0.54)	3.31	2.71	(6.78)

Less Distributions
Distributions from net investment income	(0.11)	(0.12)	(0.11)	(0.27)	(0.13)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(2.39)

Total distributions	(0.11)	(0.12)	(0.11)	(0.27)	(2.52)

Net Asset Value, End of Period	$17.57	$15.38	$16.04	$12.84	$10.40

Total Return (%) (b)	15.00	(3.46)	25.84	26.86	(38.66)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.69	0.73	0.75	0.76	0.75
Ratio of net expenses to average net assets (%) (c)	0.69	0.73	0.75	0.76	0.75
Ratio of net investment income to average net assets (%)	1.37	0.65	0.86	1.04	1.78
Portfolio turnover rate (%)	66	47	77	113	30
Net assets, end of period (in millions)	$304.7	$35.6	$42.5	$38.2	$36.9

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.18	$15.84	$12.69	$10.27	$19.48

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.06	0.08	0.08	0.22
Net realized and unrealized gain (loss) on investments	2.07	(0.64)	3.15	2.57	(6.95)

Total from investment operations	2.23	(0.58)	3.23	2.65	(6.73)

Less Distributions
Distributions from net investment income	(0.07)	(0.08)	(0.08)	(0.23)	(0.09)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(2.39)

Total distributions	(0.07)	(0.08)	(0.08)	(0.23)	(2.48)

Net Asset Value, End of Period	$17.34	$15.18	$15.84	$12.69	$10.27

Total Return (%) (b)	14.70	(3.70)	25.53	26.53	(38.77)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.94	0.98	1.00	1.01	1.00
Ratio of net expenses to average net assets (%) (c)	0.94	0.98	1.00	1.01	1.00
Ratio of net investment income to average net assets (%)	1.00	0.41	0.62	0.76	1.56
Portfolio turnover rate (%)	66	47	77	113	30
Net assets, end of period (in millions)	$705.4	$357.1	$382.3	$307.1	$228.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Period Ended December 31, 2012(d)
Net Asset Value, Beginning of Period	$16.44

Income (Loss) from Investment Operations
Net investment income (a)	0.14
Net realized and unrealized gain on investments	0.88

Total from investment operations	1.02

Net Asset Value, End of Period	$17.46

Total Return (%) (b)	6.20	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.84	(f)
Ratio of net expenses to average net assets (%) (c)	0.84	(f)
Ratio of net investment income to average net assets (%)	1.26	(f)
Portfolio turnover rate (%)	66
Net assets, end of period (in millions)	$37.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(d)	Commencement of operations was 4/25/2012.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-14

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, merger related adjustments and Real Estate Investment Trust (REITs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Lord, Abbett & Co. LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

MIST-15

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$5,404,988	0.700%	First $200 Million
	0.650%	$200 Million to $500 Million
	0.625%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
(0.025)%	$500 million to $900 million
0.025%	Over $1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. The Adviser will receive advisory fees equal to 0.650% of the Portfolio’s average daily net assets for amounts over $500 million but less than $900 million (0.025% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow between $500 million up to $900 million, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

The adviser voluntarily waived these amounts for the period January 12, 2012 through April 29, 2012. Amounts waived, if applicable, for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-16

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$541,377,642	$—	$620,640,293

With respect to the Portfolio’s merger with Metropolitan Series Fund Lord Abbett Mid Cap Value Portfolio (see Note 7) on April 27, 2012, the Portfolio acquired equity securities with a cost of $602,586,877 that are not included in the above non-U.S. Government purchases value.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Acquisition

At the close of business on April 27, 2012, the Portfolio, with aggregate Class A, Class B and Class E net assets of $41,925,587, $375,659,920 and $1,028, respectively, acquired all of the assets and liabilities of Lord Abbett Mid Cap Value Portfolio of the Metropolitan Series Fund (“MSF Lord Abbett Mid Cap Value”). The acquisition was accomplished by a tax-free exchange of 16,541,706 Class A shares of the Portfolio (valued at $281,043,573) for 13,726,281 Class A shares of MSF Lord Abbett Mid Cap Value; 21,669,916 Class B shares of the Portfolio (valued at $363,837,884) for 17,930,264 of Class B shares of MSF Lord Abbett Mid Cap Value; and 2,418,202 Class E shares of the Portfolio (valued at $40,867,612) for 2,000,483 of Class E shares of MSF Lord Abbett Mid Cap Value. MSF Lord Abbett Mid Cap Value then distributed the Class A, B and E shares of the Portfolio that it received from the Portfolio to its shareholders by class. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. MSF Lord Abbett Mid Cap Value’s net assets on April 27, 2012, were $281,043,573, $363,837,884 and $40,867,612 for Class A, Class B and Class E shares, respectively, including investments valued at $686,007,596 with a cost basis of $627,319,877. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MSF Lord Abbett Mid Cap Value were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(53,973,734) in capital loss carry forwards from MSF Lord Abbett Mid Cap Value.

The net assets of the Portfolio immediately after the acquisition were $1,103,335,604, which included $58,687,719 of acquired unrealized appreciation.

MIST-17

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Assuming the acquisition had been completed on January 1, 2012, the Portfolio’s pro-forma results of operations for the year ended December 31, 2012 are as follows:

(Unaudited)
Net Investment income	$10,353,108	(a)
Net realized and unrealized gain (loss) on investments	135,813,180	(b)

Net increase in net assets from operations	$146,166,288

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MSF Lord Abbett Mid Cap Value that have been included in the Portfolio’s Statement of Operations since April 27, 2012.

(a)	$9,133,077 as reported plus $1,111,167 MSF Lord Abbett Mid Cap Value pre-merger, plus $72,475 in lower advisory fees, plus $36,389 of pro-forma eliminated other expenses.
(b)	$107,377,255 Unrealized appreciation, as reported December 31, 2012, minus $130,479,053 pro-forma December 31, 2011 Unrealized appreciation, plus $53,908,678 Net realized gain as reported, plus $105,006,300 in Net Realized gain from MSF Lord Abbett Mid Cap Value pre-merger.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$1,772,835	$2,301,448	$—	$—	$1,772,835	$2,301,448

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$8,919,920	$—	$104,798,180	$(106,955,845)	$6,762,255

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $106,955,845*.

*	The Portfolio acquired capital losses in its merger with MSF Lord Abbett Mid Cap Value on April 27, 2012.

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-18

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Lord Abbett Mid Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Mid Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid Cap Value Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-21

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Lord Abbett Mid Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-22

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-23

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Lord Abbett Mid Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and five-year periods ended June 30, 2012, and outperformed its Lipper Index for the three-year period ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three- and five-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance, and also noted the Portfolio’s portfolio manager change effective February 2009. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Lord Abbett Mid Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size and the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the

MIST-24

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Lord Abbett Mid Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-25

Met Investors Series Trust

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-26

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-27

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the Met/Eaton Vance Floating Rate Portfolio returned 7.51% and 7.33%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned 9.66% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The 9.66% return over the period was the fourth-highest calendar year on record for the leveraged loan market. Investors in the loan market benefited from a reduced volatility environment in 2012 as the Index posted positive returns in 11 of the 12 calendar months. Returns reflected investment income, plus a firming of loan prices as the average loan price in the Index rose from $92.71 to $97.51 over the 2012 calendar year period.

Considering the broader macroeconomic picture including continued fiscal challenges in the U.S., an unresolved debt problem in the eurozone, and a slowdown in economic growth globally, loans have shown considerable resilience, thanks to a continuation of favorable technical and fundamental conditions in the market.

With respect to technical conditions, the loan market benefitted from robust demand over the period, particularly during the second half of 2012. Despite the Federal Reserve’s statement in September that it would continue to anchor interest rates at exceptionally low levels until at least mid 2015, the asset class continued to take in strong institutional flows given the attractive yield of loans relative to other asset classes. A resurgence of collateralized loan obligation (“CLO”) activity also buoyed demand over the period. From the fundamentals side, the default rate in the market remained well below long-term averages, ending December at 1.27% by principal amount on a last-twelve-months basis, according to S&P/LCD.

PORTFOLIO REVIEW / PERIOD END POSITIONING

As loan prices for the higher quality segments of the loan market began the year near par ($98.98 for BBB loans and $97.88 for BB loans), they had less price appreciation potential than their lower quality counterparts, so investment income made up a significant portion of their returns over the period. In comparison, the average price of the more speculative CCC loan segment ended the year at $79.25, up from $69.44 a year earlier. As a result, lower quality loans outperformed higher quality loans by a meaningful margin. CCC loans notched a 18.35% gain, outpacing the 7.17% and 5.13% returns for BB and BBB loans, respectively. The strong performance of loans in default within the Index, which rose 25.77% over the period, also detracted from relative performance as the Portfolio did not hold any defaulted loans in 2012. We believe the optimal risk/return profile can be achieved predominately through interest income realized through investments of higher quality loans, rather than seeking the capital gains associated with distressed loans.

The Portfolio employs a rigorous, bottom-up credit research process where loan selection drives Portfolio performance. With that said, deconstructing results from the perspective of industry exposures can be instructive. Publishing and Utilities, two of the worst-performing industry groups in 2011, rebounded in 2012, posting strong returns of 20.3% and 12.0%, respectively. The Portfolio’s material underweight exposure to these more speculative industries weighed on relative performance results. Contributing to relative performance results were underweight exposures to the Aerospace & Defense and Telecommunications industries, which both lagged the broader market, delivering returns of 2.1% and 7.4%, respectively.

The cornerstones of the strategy’s investment philosophy are intense, internal credit research and extreme diversification. The Portfolio’s issuer diversification was expressed in its 381 loan issuer positions across 35 industries as of December 31, 2012. As of the end of the calendar year 2012, the Portfolio maintained a significant underweight to loans rated CCC or below by S&P (1.4% vs. 8.9%) and a large overweight to higher quality BB loans (45.8% vs. 34.9%). The Portfolio’s higher quality positioning was also exhibited in its average loan price of $99.83 vs. a $97.51 average loan price for the Index as of December 31, 2012.

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 49 days on average as of December 31, 2012, resulting in a duration of roughly 0.13 years for the period.

Scott H. Page, CFA

Craig P. Russ

Andrew N. Sveen, CFA

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

MET/EATON VANCE FLOATING RATE PORTFOLIO MANAGED BY

EATON VANCE MANAGEMENT VS. S&P/LSTA LEVERAGED LOAN INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	Since Inception[3]
Met/Eaton Vance Floating Rate Portfolio
Class A	7.51	4.94
Class B	7.33	4.68
S&P/LSTA Leveraged Loan Index[1]	9.66	5.54

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2 “Average Annual Return” is calculated including reinvestment of all income and capital gain distributions.

3 Inception of the Class A and Class B shares is 4/30/2010. Index returns are based on an inception date of 4/30/2010.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Issuers

% of Net Assets
Intelsat Jackson Holdings, Ltd.	1.2
HCA, Inc.	1.2
Rite Aid Corp.	1.0
Asurion LLC	0.9
MetroPCS Wireless, Inc.	0.9
Community Health Systems, Inc.	0.9
Lawson Software, Inc.	0.9
Ineos U.S. Finance LLC	0.9
Goodyear Tire & Rubber Co. (The)	0.9
Del Monte Foods Co.	0.9

Top Sectors

% of Market Value of Total Investments
Floating Rate Loans	96.4
Cash & Cash Equivalents	3.6

MIST-2

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.68%	$1,000.00	$1,036.90	$3.48
	Hypothetical*	0.68%	$1,000.00	$1,021.72	$3.46

Class B	Actual	0.93%	$1,000.00	$1,036.00	$4.76
	Hypothetical*	0.93%	$1,000.00	$1,020.46	$4.72

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-3

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—96.0% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.6%
Affinion Group, Inc. Term Loan 6.500%, 07/16/15	2,581,991	$2,368,514
inVentiv Health, Inc.
Incremental Term Loan 6.750%, 05/15/18	1,191,858	1,162,061
Term Loan 6.500%, 08/04/16	1,181,243	1,136,947

		4,667,522

Aerospace/Defense—1.8%
DAE Aviation Holdings, Inc. Term Loan 6.250%, 10/29/18	686,353	696,649
6.250%, 11/02/18	311,147	315,814
Ducommun, Inc. Term Loan 5.500%, 06/28/17	427,961	432,240
DynCorp International LLC Term Loan 6.250%, 07/07/16	1,750,814	1,763,214
Evergreen International Aviation, Inc. Term Loan 11.500%, 06/30/15	758,908	743,730
Flying Fortress, Inc.
First Lien Term Loan 5.000%, 06/30/17	3,275,000	3,299,562
Sequa Corp. Term Loan 5.250%, 05/29/17	1,525,000	1,537,708
Silver II US Holdings LLC First Lien Term Loan 5.000%, 12/13/19	1,950,000	1,969,674
TransDigm Group, Inc. Term Loan 4.000%, 02/14/17	3,891,759	3,922,840
Wyle Services Corp. Term Loan 5.000%, 03/27/17	482,021	485,033

		15,166,464

Apparel—0.1%
Phillips-Van Heusen Corp. Term Loan 3.500%, 05/06/16	322,628	324,126
Warnaco, Inc. Term Loan 3.750%, 06/15/18	443,250	441,034
Wolverine Worldwide, Inc. Term Loan 4.000%, 07/31/19	486,281	489,928

		1,255,088

Auto Manufacturers—0.9%
Chrysler Group LLC Term Loan 6.000%, 05/24/17	5,278,406	$5,401,540
HHI Holdings LLC
First Lien Term Loan 6.000%, 10/03/18	2,050,000	2,080,750

		7,482,290

Auto Parts & Equipment—3.6%
Allison Transmission, Inc. Term Loan 2.710%, 08/07/14	1,403,818	1,413,031
4.250%, 08/23/19	4,057,020	4,102,661
Delphi Corp. Term Loan 3.500%, 03/31/17	1,810,447	1,821,989
Federal-Mogul Corp. Term Loan 2.148%, 12/29/14	3,566,696	3,283,589
2.148%, 12/28/15	2,868,963	2,641,239
Goodyear Tire & Rubber Co. (The)
Second Lien Term Loan 4.750%, 04/30/19	7,300,000	7,362,050
Metaldyne Co. LLC Term Loan 6.000%, 12/18/18	1,275,000	1,287,750
Tomkins LLC Term Loan 4.250%, 09/29/16	2,970,161	2,994,293
Veyance Technologies, Inc.
Delayed Draw Term Loan 2.470%, 07/31/14	556,474	552,162
Incremental Term Loan 5.500%, 07/31/14	322,563	322,966
Term Loan 2.470%, 07/31/14	3,885,078	3,854,968

		29,636,698

Chemicals—3.8%
Ashland, Inc. Term Loan 3.750%, 08/23/18	1,492,353	1,511,837
AZ Chem US, Inc. Term Loan 7.250%, 12/22/17	981,612	999,281
Chemtura Corp. Term Loan 5.500%, 08/27/16	1,450,000	1,474,167
Emerald Performance Materials LLC Term Loan 6.750%, 05/18/18	671,625	676,663
General Chemical Corp. Term Loan 5.000%, 10/06/15	324,596	326,624

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Harko C.V. Term Loan 5.750%, 08/02/17	469,063	$474,339
Hexion Specialty Chemical, Inc. Extended Term Loan
4.063%, 05/05/15	2,214,272	2,181,058
4.125%, 05/05/15	953,420	951,435
Huish Detergents, Inc. Term Loan 2.220%, 04/25/14	1,472,727	1,450,636
Huntsman International LLC Extended Term Loan 2.757%, 04/19/17	1,348,302	1,350,268
Ineos U.S. Finance LLC Term Loan 6.500%, 05/04/18	7,356,950	7,447,764
Omnova Solutions, Inc. Term Loan 5.500%, 05/31/17	1,790,956	1,813,343
PQ Corp. First Lien Term Loan 5.250%, 05/08/17	1,175,000	1,182,638
Rockwood Specialties Group, Inc. Term Loan 3.500%, 02/09/18	1,105,412	1,117,329
Styron S.A.R.L LLC Term Loan 8.000%, 08/02/17	2,035,500	1,995,427
Taminco Global Chemical Corp. Term Loan 5.250%, 02/15/19	372,188	376,065
Tronox, Inc. Delayed Draw Term Loan 4.250%, 02/08/18	165,241	166,945
Term Loan 4.250%, 02/08/18	605,884	612,700
Unifrax Corp. Term Loan 6.500%, 11/28/18	470,560	476,050
Univar, Inc. Term Loan 5.000%, 06/30/17	5,002,911	5,001,521

		31,586,090

Coal—0.9%
Arch Coal, Inc. Term Loan 5.750%, 05/16/18	2,837,062	2,873,033
Patriot Coal Corp. Term Loan 9.250%, 10/04/13	800,000	806,000
Walter Energy, Inc. Term Loan 5.750%, 04/02/18	3,846,611	3,882,673

		7,561,706

Commercial Services—6.5%
ACCO Brands Corp. Term Loan 4.250%, 04/30/19	1,071,014	$1,081,055
Allied Security Holdings LLC First Lien Term Loan 5.250%, 02/03/17	393,003	393,985
Altegrity, Inc. Term Loan 7.750%, 02/20/15	398,549	396,556
2.961%, 02/21/15	1,995,849	1,858,635
Audio Visual Services Group, Inc. Term Loan 6.750%, 11/09/18	1,072,313	1,056,228
BakerCorp International, Inc. Term Loan 5.000%, 06/01/18	2,287,512	2,305,622
BAR/BRI Review Courses, Inc. Term Loan 6.000%, 06/16/17	588,094	588,829
Booz Allen Hamilton Inc. Term Loan 4.500%, 07/31/19	798,000	808,474
Brickman Group Holdings, Inc. Term Loan 5.500%, 10/14/16	969,239	986,201
Catalent Pharma Solutions, Inc.
Extended Term Loan 4.209%, 09/15/16	2,234,961	2,251,026
Incremental Term Loan 5.250%, 09/15/17	1,090,261	1,103,890
ClientLogic Corp. Extended Term Loan 7.097%, 01/30/17	2,394,165	2,340,297
Corporate Executive Board Co. (The) Term Loan 5.000%, 07/02/19	500,000	503,438
Delos Aircraft, Inc. Term Loan 4.750%, 04/12/16	2,250,000	2,278,125
Genpact International, Inc. Term Loan 4.250%, 08/30/19	1,546,125	1,563,519
Hertz Corp. (The) Term Loan 3.750%, 03/09/18	2,554,500	2,556,296
3.750%, 03/11/18	1,800,000	1,805,063
IAP Worldwide Services, Inc. Term Loan 10.000%, 12/31/15	1,359,298	1,033,066
Interactive Data Corp. Term Loan 4.500%, 02/12/18	1,504,504	1,514,368
John Henry Holdings, Inc. Term Loan 6.000%, 12/04/18	600,000	605,250

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
KAR Auction Services, Inc. Term Loan 5.000%, 05/19/17	2,782,625	$2,812,190
Language Line LLC Term Loan 6.250%, 06/20/16	2,013,381	2,008,347
Laureate Education, Inc.
Extended Term Loan 5.250%, 06/18/18	4,912,532	4,891,039
Live Nation Entertainment, Inc. Term Loan 4.500%, 11/07/16	2,737,660	2,754,748
Meritas LLC First Lien Term Loan 7.500%, 07/28/17	1,049,611	1,052,235
Merrill Communications LLC Term Loan 10.750%, 03/28/13	1,593,936	1,593,936
Monitronics International, Inc. Term Loan 5.500%, 03/23/18	818,815	828,026
ServiceMaster Co.
Extended Term Loan 4.460%, 01/31/17	2,925,547	2,936,822
U.S. Security Holdings, Inc.
Delayed Draw Term Loan 6.000%, 07/28/17	113,244	114,235
Term Loan 6.000%, 07/28/17	578,578	583,641
Visant Holding Corp. Term Loan 5.250%, 12/22/16	1,850,788	1,681,441
Weight Watchers International, Inc. Term Loan 4.000%, 03/15/19	1,265,438	1,276,111
West Corp. Term Loan 5.500%, 07/15/16	3,355,825	3,407,073
5.750%, 06/29/18	1,094,500	1,110,233

		54,080,000

Construction Materials—0.8%
Fairmount Minerals, Ltd. Term Loan 5.250%, 03/15/17	3,136,655	3,131,614
Preferred Sands Holdings Co. Term Loan 7.500%, 12/15/16	1,931,741	1,796,519
Summit Materials I LLC Term Loan 6.000%, 01/30/19	446,625	450,952
Tank Holding Corp. Term Loan 5.500%, 07/09/19	951,930	959,069

		6,338,154

Containers & Packaging—1.0%
BWAY Corp. Term Loan 4.500%, 08/07/17	2,050,000	$2,063,239
Reynolds Group Holdings, Inc. Term Loan 4.750%, 09/28/18	5,436,375	5,510,815
Sealed Air Corp. Term Loan 4.000%, 10/03/18	518,438	526,592

		8,100,646

Distribution/Wholesale—1.1%
Autoparts Group Holdings, Inc. First Lien Term Loan 6.500%, 07/28/17	370,313	371,470
Michael Foods Group, Inc. Term Loan 4.250%, 02/23/18	2,216,447	2,234,455
VWR Funding, Inc. Extended Term Loan 4.462%, 04/03/17	3,150,203	3,167,923
Term Loan 2.712%, 06/30/14	3,150,203	3,155,454

		8,929,302

Diversified Financial Services—2.9%
Altisource Solutions, Inc. First Lien Term Loan 5.750%, 11/27/19	775,000	778,875
American Capital Holdings, Inc. Term Loan 5.500%, 08/22/16	800,000	814,000
Asset Acceptance Capital Corp. Term Loan 8.750%, 11/14/17	1,163,750	1,176,813
Citco III, Ltd. Term Loan 5.500%, 06/29/18	2,046,350	2,069,371
Grosvenor Capital Management Holdings LLP Extended Term Loan 4.250%, 12/05/16	1,439,064	1,415,680
Hamilton Lane Advisors LLC Term Loan 6.500%, 02/23/18	697,812	697,812
Harbourvest Partners, LLC Term Loan 5.000%, 11/21/17	900,000	906,750
LPL Holdings, Inc. Term Loan 2.712%, 03/29/17	745,938	746,249
4.000%, 03/29/19	2,729,375	2,749,845
MIP Delaware LLC Term Loan 5.500%, 07/12/18	547,223	552,695

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Nuveen Investments, Inc. Extended First Lien Term Loan 5.810%, 05/13/17	3,501,204	$3,518,710
Extended Term Loan 5.810%, 05/12/17	2,023,796	2,037,710
Incremental Term Loan 7.250%, 05/13/17	500,000	503,000
Serta Simmons Holdings LLC Term Loan 5.000%, 10/01/19	1,575,000	1,579,484
Shield Finance Co. S.A.R.L. Term Loan 6.500%, 05/10/19	970,125	972,550
TCW Group, Inc. (The) Term Loan 0.000%, 12/20/19 (b)	525,000	526,313
Trans Union LLC Term Loan 5.500%, 02/12/18	2,915,921	2,960,876
Walter Investment Management Corp. Term Loan 5.750%, 11/28/17	444,375	446,875

		24,453,608

Electric—2.3%
AES Corp. (The) Term Loan 4.250%, 06/01/18	1,882,125	1,904,980
Calpine Corp. Term Loan 4.500%, 04/02/18	4,914,750	4,971,185
4.500%, 10/09/19	798,000	806,886
Covanta Energy Corp. Term Loan 4.000%, 03/28/19	397,000	402,459
Dynegy Midwest Generation LLC Term Loan 9.250%, 08/04/16	409,827	427,244
Dynegy Power LLC Term Loan 9.250%, 08/04/16	665,684	697,779
Invenergy LLC Term Loan 9.000%, 11/21/17	674,962	690,149
LSP Madison Funding LLC Term Loan 5.500%, 06/28/19	1,046,100	1,063,099
NRG Energy, Inc. Term Loan 4.000%, 07/02/18	4,087,750	4,137,249
Raven Power Finance LLC Term Loan 7.250%, 11/15/18	500,000	500,000
Texas Competitive Electric Holdings Co. LLC/ TCEH Finance, Inc.
Extended Term Loan 4.750%, 10/10/17	5,151,565	3,469,028

		19,070,058

Electrical Components & Equipment—0.4%
Pelican Products, Inc. First Lien Delayed Draw Term Loan 7.000%, 07/11/18	820,875	$808,562
Tallgrass Operations LLC Term Loan 5.250%, 11/13/18	2,125,000	2,151,562

		2,960,124

Electronics—3.5%
Aeroflex, Inc. Term Loan 5.750%, 05/09/18	1,859,802	1,880,725
CompuCom Systems, Inc. Term loan 6.500%, 10/02/18	1,800,000	1,811,250
Dealer Computer Services, Inc. Term Loan 3.750%, 04/20/18	1,123,679	1,131,404
DG FastChannel, Inc. Term Loan 5.750%, 07/26/18	1,424,319	1,353,103
Eagle Parent, Inc. Term Loan 5.000%, 05/16/18	2,585,625	2,608,249
Edwards (Cayman Islands II), Ltd. Term Loan 5.500%, 05/31/16	1,542,987	1,546,845
EIG Investors Corp.
First Lien Term Loan 6.250%, 11/08/19	2,000,000	2,005,000
Fender Musical Instruments Corp. Term Loan 5.500%, 06/09/14	1,102,237	1,102,237
Generac Power Systems, Inc. Term Loan 6.250%, 05/30/18	1,496,250	1,534,903
NXP B.V.
Incremental Term Loan 5.250%, 03/19/19	1,563,188	1,579,144
Term Loan 4.500%, 03/03/17	1,965,000	1,984,957
5.500%, 03/03/17	987,500	997,529
4.750%, 01/11/20	900,000	905,344
Sensata Technologies Finance Co. LLC Term Loan 3.750%, 05/11/18	4,974,250	5,006,583
Sensus USA, Inc.
First Lien Term Loan 4.750%, 05/09/17	3,119,438	3,131,784
Vantiv LLC Term Loan 3.750%, 03/27/19	446,625	447,462

		29,026,519

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—0.1%
Brock Holdings III, Inc. Term Loan 6.000%, 03/16/17	820,227	$825,353

Entertainment—1.1%
Affinity Gaming LLC Term Loan 5.500%, 11/09/17	421,813	426,031
Ameristar Casinos, Inc. Term Loan 4.000%, 04/16/18	784,349	791,089
Dave & Buster’s, Inc. Term Loan 5.500%, 06/01/16	585,985	587,816
Isle of Capri Casinos, Inc. Term Loan 4.750%, 03/24/17	687,750	697,350
Penn National Gaming, Inc. Term Loan 3.750%, 07/16/18	1,408,007	1,415,488
Pinnacle Entertainment, Inc.
Incremental Term Loan 4.000%, 03/19/19	545,875	550,651
SeaWorld Parks & Entertainment, Inc. Term Loan 4.000%, 02/17/16	468,080	469,251
4.000%, 08/17/17	2,002,115	2,020,252
Six Flags Theme Parks, Inc. Term Loan 4.000%, 12/20/18	2,047,811	2,060,792

		9,018,720

Environmental Control—0.4%
ADS Waste Holdings, Inc. Term Loan 5.250%, 10/09/19	2,375,000	2,407,656
Progressive Waste Solutions, Ltd. Term Loan 3.500%, 10/24/19	525,000	530,250

		2,937,906

Food—4.0%
Advance Pierre Foods, Inc. Term loan 5.750%, 07/10/17	1,275,000	1,291,734
American Seafoods Group LLC Term Loan 4.250%, 03/16/18	429,401	425,643
ARAMARK Corp.
Extended Letter of Credit 3.558%, 07/26/16	154,267	155,182
Extended Term Loan 3.462%, 07/26/16	2,345,733	2,359,645
3.530%, 07/26/16	1,987,191	1,998,977
3.558%, 07/26/16	160,084	161,034

Food—(Continued)
Blue Buffalo Co., Ltd. Term Loan 6.500%, 08/08/19	1,246,875	$1,259,344
Brasa Holdings, Inc.
First Lien Term Loan 7.500%, 07/19/19	423,938	428,177
Centerplate, Inc. Term Loan 5.753%, 10/15/18	375,000	378,047
Clearwater Seafoods L.P. Term Loan 6.750%, 06/06/18	497,500	499,677
Del Monte Foods Co. Term Loan 4.500%, 03/08/18	7,238,632	7,264,272
Dole Food Co., Inc. Term Loan 5.030%, 07/06/18	904,969	908,524
High Liner Foods, Inc. Term Loan 7.000%, 12/19/17	618,750	623,004
JBS USA Holdings, Inc. Term Loan 4.250%, 05/25/18	5,671,921	5,671,921
NPC International, Inc. Term Loan 4.500%, 12/01/18	638,083	644,464
Pinnacle Foods Finance LLC Term Loan 4.750%, 10/17/18	2,462,625	2,490,330
Pinnacle Foods Holdings Corp. Term Loan 4.750%, 10/17/18	272,938	275,375
Solvest, Ltd. Term Loan 5.020%, 07/06/18	1,619,420	1,625,783
U.S. Foodservice, Inc. Extended Term Loan 5.750%, 03/31/17	3,611,094	3,631,406
Windsor Quality Food Co., Ltd. Term Loan 5.000%, 02/16/17	1,135,000	1,135,000

		33,227,539

Food Service—0.3%
OSI Restaurant Partners LLC Term Loan 4.800%, 10/24/19	2,650,000	2,679,537
Sagittarius Restaurants LLC Term Loan 7.510%, 05/18/15	233,203	234,515

		2,914,052

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—3.5%
Alere, Inc. Incremental Term Loan 4.750%, 06/30/17	991,125	$996,992
Term Loan 4.750%, 06/30/17	2,695,925	2,712,534
AssuraMed Holding, Inc. First Lien Term Loan 5.500%, 10/24/19	825,000	834,024
Bausch & Lomb, Inc. Term Loan 5.250%, 05/17/19	2,910,375	2,940,518
Biomet, Inc. Extended Term Loan 4.010%, 07/25/17	5,483,660	5,524,766
BSN Medical Acquisition Holding GmbH Term Loan 5.000%, 10/18/19	550,000	554,125
CHG Buyer Corp. First Lien Term Loan 5.000%, 11/22/19	648,374	649,995
Convatec, Inc. Term Loan 5.000%, 12/22/16	3,335,461	3,385,493
DJO Finance LLC Extended Term Loan 5.212%, 11/01/16	1,821,902	1,831,771
Term Loan 6.250%, 09/15/17	1,538,376	1,551,837
Fresenius U.S. Finance I, Inc. Term Loan 3.500%, 09/10/14	963,526	967,292
Hologic, Inc. Term Loan 4.500%, 08/01/19	1,820,438	1,844,520
Kinetic Concepts, Inc. Term Loan 5.500%, 05/04/18	4,331,250	4,385,390
MedAssets, Inc. Term Loan 4.000%, 11/30/19	600,000	600,750
Sage Products, Inc. Term Loan 5.250%, 12/17/19	575,000	580,031

		29,360,038

Healthcare-Services—7.6%
Alliance Healthcare Services, Inc. Term Loan 7.250%, 06/01/16	1,789,480	1,769,348
Ardent Medical Services, Inc. First Lien Term Loan 7.250%, 09/15/15	1,580,955	1,584,907
Aveta Holdings LLC Term Loan 9.750%, 10/09/17	694,737	691,263
9.750%, 10/26/17	505,263	502,737

Healthcare-Services—(Continued)
Carestream Health, Inc. Term Loan 5.000%, 02/25/17	2,013,024	$2,011,766
Community Health Systems, Inc. Extended Term Loan 3.810%, 01/25/17	7,452,862	7,508,155
CRC Health Corp. Extended Term Loan 4.712%, 11/16/15	2,093,560	2,051,689
DaVita, Inc.
Term Loan 4.500%, 10/20/16	1,837,500	1,852,659
4.000%, 11/01/19	3,025,000	3,052,718
Drumm Investors LLC Term Loan 5.000%, 05/04/18	1,971,735	1,858,360
Emdeon, Inc. Term Loan 5.000%, 11/02/18	794,000	803,032
Emergency Medical Services Corp. Term Loan 5.250%, 05/25/18	5,445,034	5,492,678
Hanger Orthopedic Group, Inc. Term Loan 4.000%, 12/01/16	1,792,389	1,801,351
HCA, Inc.
Extended Term Loan 2.712%, 05/01/16	912,500	913,070
3.561%, 03/31/17	4,500,000	4,518,284
3.462%, 05/01/18	4,281,543	4,297,980
Health Management Associates, Inc. Term Loan 4.500%, 11/16/18	3,071,481	3,099,991
Iasis Healthcare LLC Term Loan 5.000%, 05/03/18	1,544,963	1,552,688
Kindred Healthcare, Inc. Term Loan 5.250%, 06/01/18	1,700,665	1,665,235
LHP Hospital Group, Inc. Term Loan 9.000%, 07/03/18	522,375	528,252
Medpace, Inc. Term Loan 6.500%, 06/16/17	737,860	708,345
Multiplan, Inc. Term Loan 4.750%, 08/26/17	2,502,090	2,520,856
MX USA, Inc. Term Loan 6.500%, 04/28/17	570,688	572,114
One Call Medical, Inc. Term Loan 7.003%, 08/16/19	875,000	879,375

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Physiotherapy Associates Holdings, Inc.
First Lien Term Loan 6.010%, 04/30/18	298,500	$299,433
Radnet Management, Inc. Term Loan 5.500%, 09/30/18	1,471,313	1,478,669
Select Medical Corp. Term Loan 5.500%, 06/01/18	2,680,403	2,696,038
Sheridan Holdings, Inc.
First Lien Term Loan 6.000%, 06/29/18	547,250	555,117
TriZetto Group, Inc. (The) Term Loan 4.750%, 05/02/18	1,689,176	1,684,530
Universal Health Services, Inc. Term Loan 3.750%, 11/15/16	617,698	621,250
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc. Term Loan 5.000%, 01/29/16	2,682,018	2,708,839
WC Luxco S.A.R.L. Term Loan 4.250%, 03/15/18	1,026,962	1,034,756

		63,315,485

Home Builders—0.2%
Armstrong World Industries, Inc. Term Loan 4.000%, 03/09/18	1,256,282	1,267,667

Home Furnishings—0.3%
Tempur-Pedic International, Inc. Term Loan 0.000%, 12/12/19 (b)	1,775,000	1,799,776
Wilton Brands LLC Term Loan 7.500%, 08/30/18	617,188	623,359

		2,423,135

Household Products/Wares—0.4%
Prestige Brands, Inc. Term Loan 5.250%, 01/31/19	336,458	340,964
Spectrum Brands, Inc. Term Loan 4.500%, 12/17/19	3,300,000	3,332,743

		3,673,707

Industrial Conglomerates—0.1%
IG Investment Holdings LLC
First Lien Term Loan 6.000%, 10/31/19	775,000	776,937

Insurance—2.5%
Alliant Holdings I, Inc. Term Loan 5.000%, 12/20/19	1,950,000	$1,955,460
AmWINS Group, Inc.
First Lien Term Loan 5.750%, 06/06/19	970,125	976,188
Asurion LLC
First Lien Term Loan 5.500%, 05/24/18	7,163,909	7,245,993
Second Lien Term Loan 9.000%, 05/24/19	468,153	483,368
CNO Financial Group, Inc.
Term Loan 4.250%, 09/28/16	950,000	957,711
5.000%, 09/20/18	1,915,939	1,933,087
Cunningham Lindsey Group, Inc.
First Lien Term Loan 5.000%, 10/29/19	675,000	681,750
HUB International, Ltd.
Extended Term Loan 4.712%, 06/13/17	3,333,038	3,370,534
Sedgwick CMS Holdings, Inc. Term Loan 5.000%, 12/30/16	1,486,140	1,489,855
USI Holdings Corp. Term Loan 5.500%, 12/27/19	2,075,000	2,073,272

		21,167,218

Internet—2.2%
Ascend Learning Term Loan 6.500%, 05/23/17	1,885,676	1,892,276
Getty Images, Inc. Term Loan 4.750%, 10/18/19	5,725,000	5,740,206
Go Daddy Group, Inc. (The) Term Loan 5.500%, 12/17/18	1,382,500	1,386,533
Open Solutions, Inc. Term Loan 2.435%, 01/23/14	1,488,160	1,415,612
Orbitz Worldwide, Inc. Term Loan 3.212%, 07/25/14	1,788,663	1,724,570
Sabre, Inc. Term Loan 2.212%, 09/30/14	1,748,879	1,750,519
Softlayer Technologies, Inc. Term Loan 7.250%, 11/05/16	735,000	739,594
SS&C Technologies, Inc. Term Loan 5.000%, 06/07/19	1,323,641	1,338,443

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Web.com Group, Inc. Term Loan 5.500%, 10/27/17	2,011,937	$2,030,799

		18,018,552

Iron/Steel—0.3%
Essar Steel Algoma, Inc. Term Loan 8.750%, 09/19/14	997,500	995,006
United Distribution Group, Inc. Term Loan 7.500%, 10/09/18	1,150,000	1,109,750

		2,104,756

IT Services—2.2%
Acxiom Corp.
Extended Term Loan 3.300%, 03/15/15	657,764	662,697
Attachmate Corp.
First Lien Term Loan 7.250%, 11/22/17	2,911,563	2,943,797
Expert Global Solutions, Inc. Term Loan 8.000%, 04/03/18	1,881,218	1,891,800
iPayment, Inc. Term Loan 5.750%, 05/08/17	2,612,500	2,602,703
Mercury Payment Systems Canada LLC Term Loan 5.500%, 07/03/17	964,749	975,603
Sirius Computer Solutions, Inc. Term Loan 8.000%, 11/30/18	588,462	593,978
SkillSoft Corp. Term Loan 5.000%, 05/26/17	733,144	740,475
SunGard Data Systems, Inc. Term Loan 3.870%, 02/26/16	2,790,166	2,809,315
3.963%, 02/28/17	3,861,155	3,888,882
TASC, Inc. Term Loan 4.500%, 12/18/15	1,278,232	1,279,230
VeriFone, Inc. Term Loan 4.250%, 12/28/18	203,511	203,893

		18,592,373

Leisure Time—2.1%
Alpha D2 Limited
Extended Term Loan 6.000%, 04/30/19	1,935,399	1,966,850
Bombardier Recreational Products, Inc. Extended Term Loan 4.510%, 06/28/16	2,745,888	2,769,335

Leisure Time—(Continued)
Incremental Term Loan 0.000%, 06/28/16 (b)	450,000	$454,500
Cedar Fair, L.P. Term Loan 4.000%, 12/15/17	1,887,852	1,908,303
ClubCorp Operations, Inc. Term Loan 5.000%, 11/30/16	2,758,300	2,799,674
Equinox Fitness Clubs
First Lien Term Loan 0.000%, 11/16/19 (b)	1,175,000	1,186,750
SRAM LLC Term Loan 4.780%, 06/07/18	2,045,952	2,056,181
Town Sports International, Inc. Term Loan 5.750%, 05/11/18	852,477	862,423
Travelport LLC
Extended Delayed Draw Term Loan 5.105%, 08/21/15	2,081,210	2,003,164
Extended Term Loan 5.105%, 08/21/15	1,765,636	1,699,425
Term Loan 5.061%, 08/21/15	181,324	174,524

		17,881,129

Lodging—1.1%
Caesars Entertainment Operating Co., Inc
Extended Term Loan 5.460%, 01/26/18	3,900,000	3,493,425
Term Loan 3.210%, 01/28/15	1,488,521	1,467,847
Las Vegas Sands LLC
Extended Delayed Draw Term Loan 2.760%, 11/23/16	493,305	495,017
Extended Term Loan 2.760%, 11/23/16	1,042,078	1,045,693
MGM Resorts International Term Loan 4.250%, 12/20/19	2,500,000	2,530,470

		9,032,452

Machinery-Construction & Mining—0.1%
Terex Corp. Term Loan 4.500%, 04/28/17	666,579	674,578

Machinery-Diversified—0.1%
Alliance Laundry Systems LLC First Lien Term Loan 5.500%, 12/10/18	350,000	353,937
CPM Acquisition Corp. First Lien Term Loan 6.250%, 08/29/17	473,813	477,958

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Machinery-Diversified—(Continued)
Manitowoc Co., Inc. (The) Term Loan 4.250%, 11/13/17	136,688	$137,884

		969,779

Media—8.2%
Acosta, Inc. Term Loan 5.000%, 03/02/18	4,440,124	4,484,526
Advantage Sales & Marketing, Inc. Term Loan 5.250%, 12/18/17	4,145,412	4,185,573
AMC Entertainment, Inc.
Extended Term Loan 4.250%, 12/15/16	3,885,118	3,912,434
Term Loan 4.750%, 02/22/18	940,500	949,398
Atlantic Broadband Finance LLC Term Loan 4.500%, 11/29/19	825,000	833,937
BBHI Acquisition LLC Term Loan 4.500%, 12/14/17	1,298,500	1,308,645
Bragg Communications, Inc. Term Loan 4.000%, 02/28/18	397,000	400,474
Cengage Learning Acquisitions, Inc. Term Loan 2.720%, 07/03/14	1,948,599	1,541,016
Cequel Communications LLC Term Loan 4.000%, 02/14/19	6,128,688	6,166,140
Charter Communications Operating LLC
Extended Term Loan 3.470%, 09/06/16	2,280,368	2,295,325
Term Loan 4.000%, 05/15/19	1,315,063	1,327,186
Clear Channel Communications, Inc. Term Loan 3.862%, 01/29/16	1,771,679	1,472,708
Crown Media Holdings, Inc. Term Loan 5.750%, 07/14/18	428,292	430,433
CSC Holdings, Inc.
Extended Term Loan 1.962%, 03/29/16	2,236,750	2,246,527
Cumulus Media, Inc. Term Loan 4.500%, 09/17/18	4,871,903	4,894,523
Entercom Radio LLC Term Loan 5.000%, 11/23/18	509,667	515,719
Foxco Acquisition Sub LLC Term Loan 5.500%, 07/14/17	1,346,625	1,367,386

Media—(Continued)
Gray Television, Inc. Term Loan 4.750%, 10/15/19	481,982	$485,296
Instant Web, Inc.
Delayed Draw Term Loan 3.587%, 08/07/14	112,358	87,640
Term Loan 3.587%, 08/07/14	1,077,849	840,722
Kabel Deutschland GmbH Term Loan 4.250%, 02/01/19	3,025,000	3,047,058
LIN Television Corp. Term Loan 4.000%, 12/21/18	544,500	548,563
LodgeNet Entertainment Corp. Term Loan 8.500%, 04/04/14	792,583	565,375
Mediacom Broadband LLC Term Loan 4.500%, 10/23/17	1,950,000	1,956,094
Mediacom LLC Term Loan 4.500%, 10/23/17	488,722	488,416
Mission Broadcasting, Inc. Term Loan 2.910%, 12/03/19 (c)	401,143	406,157
National CineMedia LLC
First Lien Term Loan 3.470%, 11/23/19	500,000	501,667
Nexstar Broadcasting, Inc. Term Loan 4.500%, 12/03/19	948,857	960,718
Nielsen Finance LLC Term Loan 3.463%, 05/02/16	2,944,635	2,964,617
3.963%, 05/02/16	2,431,345	2,447,183
Raycom TV Broadcasting, Inc. Term Loan 4.250%, 05/31/17	812,625	811,609
Regal Cinemas, Inc. Term Loan 3.240%, 08/23/17	2,523,500	2,537,018
Sinclair Television Group, Inc. Term Loan 4.000%, 10/28/16	681,075	685,894
Tribune Co. Term Loan 0.000%, 12/17/19 (b)	1,650,000	1,650,206
Truven Health Analytics, Inc. Term Loan 5.750%, 06/01/19	1,620,927	1,625,993
Univision Communications, Inc.
Extended Term Loan 4.462%, 03/31/17	4,832,852	4,763,003

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
WMG Acquisition Corp. Term Loan 5.250%, 11/01/18	525,000	$531,781
Zuffa LLC Term Loan 2.250%, 06/19/15	1,651,928	1,638,163

		67,875,123

Metal Fabricate/Hardware—1.0%
Firth Rixson plc Term Loan 5.500%, 06/30/17	300,000	302,625
Grede Holdings LLC Term Loan 7.000%, 04/03/17	968,000	972,840
JMC Steel Group Term Loan 4.750%, 04/03/17	3,478,215	3,521,693
Rexnord LLC Term Loan 4.500%, 04/02/18	3,168,060	3,200,732
WireCo WorldGroup, Inc. Term Loan 6.000%, 02/15/17	623,438	632,789

		8,630,679

Mining—1.5%
Fortescue Metals Group, Ltd. Term Loan 5.250%, 10/18/17	5,810,438	5,868,995
Noranda Aluminum Acquisition Corp. Term Loan 5.750%, 02/24/19	992,500	1,000,564
Novelis, Inc.
Incremental Term Loan 4.000%, 03/10/17	617,188	623,205
Term Loan 4.000%, 03/10/17	2,802,905	2,830,234
SunCoke Energy, Inc. Term Loan 4.000%, 07/26/18	1,212,210	1,215,241
Waupaca Foundry, Inc. Term Loan 5.752%, 06/29/17	609,438	618,580

		12,156,819

Miscellaneous Manufacturing—0.9%
Colfax Corp. Term Loan 4.500%, 01/11/19	1,237,500	1,250,455
Husky Injection Molding Systems, Ltd. Term Loan 5.750%, 06/29/18	2,825,330	2,867,710

Miscellaneous Manufacturing—(Continued)
RGIS Services LLC
Extended Term Loan 4.561%, 10/18/16	467,636	$471,143
Term Loan 5.500%, 10/18/17	2,334,862	2,358,211
TriMas Corp. Term Loan 3.750%, 10/10/19	872,813	877,177

		7,824,696

Office/Business Equipment—0.8%
Brand Energy & Infrastructure Services, Inc.
Term Loan 5.750%, 10/16/16	159,278	158,133
6.250%, 10/16/18	663,659	656,815
Education Management LLC Term Loan 8.250%, 03/29/18	2,008,553	1,680,490
Quintiles Transnational Corp.
Incremental Term Loan 4.500%, 06/08/18	4,013,875	4,046,488
Term Loan 4.500%, 06/08/18	349,125	351,962

		6,893,888

Oil & Gas—2.6%
CCS Corp.
Incremental Term Loan 6.500%, 11/14/14	521,063	521,497
Term Loan 3.209%, 11/14/14	2,488,261	2,454,047
Citgo Petroleum Corp. Term Loan 8.000%, 06/24/15	106,250	107,246
9.000%, 06/23/17	1,365,714	1,390,468
Crestwood Holdings LLC Term Loan 9.750%, 03/26/18	2,012,850	2,046,398
Frac Tech International LLC Term Loan 8.500%, 05/06/16	1,994,847	1,664,450
Gibson Energy Term Loan 4.750%, 06/15/18	2,233,125	2,261,387
MEG Energy Corp. Term Loan 4.000%, 03/16/18	1,900,938	1,920,243
Obsidian Natural Gas Trust Term Loan 7.000%, 11/02/15	2,408,903	2,420,947
Oxbow Carbon and Mineral Holdings LLC Extended Term Loan 3.712%, 05/08/16	1,638,032	1,644,687

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Plains Exploration & Production Term Loan 4.000%, 11/30/19	2,000,000	$2,009,166
Samson Investments Co. Second Lien Term Loan 6.000%, 09/25/18	825,000	833,766
Sheridan Production Partners I LLC Term Loan 5.000%, 09/14/19	1,952,519	1,978,757
5.000%, 09/25/19	416,756	422,356

		21,675,415

Packaging & Containers—0.4%
Berry Plastics Corp. Term Loan 2.212%, 04/03/15	3,029,646	3,019,421
TricorBraun, Inc. Term Loan 5.500%, 05/03/18	623,438	628,373

		3,647,794

Pharmaceuticals—2.6%
Aptalis Pharma, Inc. Term Loan 5.500%, 02/10/17	2,266,500	2,282,438
Grifols, Inc. Term Loan 4.500%, 06/01/17	3,078,020	3,112,007
Par Pharmaceutical Cos., Inc. Term Loan 5.000%, 09/30/19	1,147,125	1,148,678
Pharmaceutical Product Development, Inc. Term Loan 6.250%, 12/05/18	1,856,250	1,888,155
RPI Finance Trust Incremental Term Loan 4.000%, 11/09/18	867,172	877,199
Term Loan 3.500%, 05/09/18	3,239,300	3,270,342
Valeant Pharmaceuticals International, Inc. Term Loan 4.250%, 02/13/19	1,718,313	1,730,483
4.250%, 12/11/19	3,950,000	3,981,600
Warner Chilcott Co. LLC Term Loan 3.750%, 03/17/16	326,000	329,260
4.250%, 03/15/18	746,882	752,550
Warner Chilcott Corp. Term Loan 4.250%, 03/15/18	2,061,051	2,076,693

		21,449,405

Pipelines—0.3%
Energy Transfer Equity L.P. Term Loan 3.750%, 03/24/17	2,550,000	$2,573,707

Real Estate—0.7%
CB Richard Ellis Services, Inc. Term Loan 3.462%, 03/05/18	493,907	495,759
3.710%, 09/04/19	3,421,468	3,430,021
RE/MAX International, Inc. Term Loan 5.500%, 04/15/16	1,754,702	1,759,089

		5,684,869

Retail—8.1%
99 Cents Only Stores Term Loan 5.250%, 01/11/19	1,957,768	1,982,583
Ascena Retail Group, Inc. Term Loan 4.750%, 06/14/18	791,208	798,626
Bass Pro Group, LLC Term Loan 4.000%, 11/30/19	1,375,000	1,377,864
Burger King Corp. Term Loan 3.750%, 09/27/19	2,693,250	2,715,133
David’s Bridal, Inc. Term Loan 5.000%, 10/11/19	650,000	652,573
DineEquity, Inc. Term Loan 4.250%, 10/19/17	2,637,856	2,664,234
Dollar General Corp. Term Loan 2.962%, 07/07/14	1,684,363	1,697,313
Dunkin’ Brands Group, Inc. Term Loan 4.000%, 11/23/17	6,102,942	6,155,055
Evergreen Acquisition Co, L.P. Term Loan 5.000%, 07/09/19	646,754	650,190
FTD, Inc. Term Loan 4.750%, 06/11/18	1,114,019	1,125,159
General Nutrition Centers, Inc. Term Loan 3.750%, 03/02/18	6,370,758	6,398,630
Harbor Freight Tools USA, Inc. Term Loan 5.500%, 11/14/17	972,563	983,909
J. Crew Group, Inc. Term Loan 4.500%, 03/07/18	3,669,125	3,689,254

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Jo-Ann Stores, Inc. Term Loan 4.750%, 03/16/18	2,775,078	$2,790,110
Landry’s, Inc. Term Loan 6.500%, 04/24/18	1,290,250	1,306,378
Michaels Stores, Inc.
Extended Term Loan 4.813%, 07/29/16	2,814,411	2,843,560
National Vision, Inc. Term Loan 7.000%, 08/02/18	769,188	780,725
NBTY, Inc. Term Loan 4.250%, 10/02/17	5,565,571	5,627,127
Neiman Marcus Group, Inc. (The)
Extended Term Loan 4.750%, 05/16/18	4,950,000	4,965,810
Ollie’s Bargain Outlet, Inc. Term Loan 6.250%, 09/27/19	475,000	478,859
P.F. Chang’s China Bistro, Inc. Term Loan 5.250%, 07/02/19	399,000	403,489
Pantry, Inc. Term Loan 5.750%, 08/02/19	423,938	428,310
Pep Boys-Manny, Moe & Jack (The) Term Loan 5.000%, 10/11/18	450,000	453,750
Petco Animal Supplies, Inc. Term Loan 4.500%, 11/24/17	3,738,848	3,771,231
Pilot Travel Centers LLC Term Loan 3.750%, 03/30/18	1,332,293	1,341,037
4.250%, 08/07/19	448,875	452,896
Rite Aid Corp. Term Loan 1.970%, 06/04/14	4,362,070	4,342,441
4.500%, 03/02/18	3,976,118	3,973,633
Sprouts Farmers Markets Holdings LLC
Incremental Term Loan 6.000%, 04/18/18	572,125	578,561
Wendy’s International, Inc. Term Loan 4.750%, 05/15/19	1,920,188	1,942,133

		67,370,573

Semiconductors—0.8%
Freescale Semiconductor, Inc.
Extended Term Loan 4.464%, 12/01/16	3,842,321	3,778,281
Microsemi Corp. Term Loan 4.000%, 02/02/18	1,410,338	1,423,384

Semiconductors—(Continued)
Semtech Corp. Term Loan 4.250%, 03/20/17	398,000	$402,229
Spansion LLC Term Loan 5.250%, 12/11/18	748,077	755,090

		6,358,984

Software—4.3%
Applied Systems, Inc.
First Lien Term Loan 5.500%, 12/08/16	874,177	881,827
Incremental Term Loan 5.500%, 12/08/16	570,688	576,394
Aspect Software, Inc. Term Loan 7.000%, 05/06/16	2,072,272	2,092,994
CCC Information Services, Inc. Term Loan 0.000%, 12/25/19 (b)	300,000	301,625
Cinedigm Digital Funding I LLC Term Loan 5.250%, 04/29/16	1,281,325	1,286,931
First Data Corp.
Extended Term Loan 4.211%, 03/23/18	1,023,844	977,416
Term Loan 2.961%, 09/24/14	299,147	299,521
5.211%, 09/24/18	1,200,000	1,179,750
Hyland Software, Inc.
First Lien Term Loan 5.500%, 10/25/19	350,000	351,477
IMS Health, Inc. Term Loan 4.500%, 08/25/17	3,230,552	3,256,034
Kronos, Inc.
First Lien Term Loan 5.500%, 10/25/19	1,575,000	1,593,703
Lawson Software, Inc. Term Loan 5.250%, 04/05/18	7,419,031	7,501,338
Magic Newco LLC
First Lien Term Loan 7.250%, 12/12/18	1,371,563	1,384,592
Mitchell International, Inc
First Lien Term Loan 2.313%, 03/28/14	2,052,286	2,046,300
RedPrairie Corp.
First Lien Term Loan 6.750%, 12/14/18	2,575,000	2,575,461
Renaissance Learning, Inc. Term Loan 5.750%, 11/13/18	573,563	576,430
Rocket Software, Inc. Term Loan 5.750%, 02/08/18	420,750	422,328

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Rovi Solutions Corp. Term Loan 4.000%, 03/29/19	794,000	$785,068
SafeNet, Inc. Term Loan 2.712%, 04/12/14	355,335	354,891
Serena Software, Inc.
Extended Term Loan 4.211%, 03/10/16	1,700,000	1,705,666
Term Loan 5.000%, 03/10/16	325,000	327,844
Sophia L.P. Term Loan 6.250%, 07/19/18	1,284,249	1,302,309
SumTotal Systems, Inc.
First Lien Term Loan 6.250%, 10/25/19	1,275,000	1,268,625
SymphonyIRI Group, Inc. Term Loan 5.000%, 12/01/17	788,000	790,463
Vertafore, Inc. Term Loan 5.250%, 07/29/16	1,054,738	1,067,922
Wall Street Systems, Inc.
First Lien Term Loan 5.750%, 10/24/19	1,175,000	1,180,875

		36,087,784

Telecommunications—4.8%
Alaska Communications Systems Holdings, Inc. Term Loan 5.500%, 10/21/16	1,102,500	1,047,375
Cellular South, Inc. Term Loan 4.500%, 07/27/17	788,000	793,910
CommScope, Inc. Term Loan 4.250%, 01/12/18	2,235,188	2,253,349
Cricket Communications, Inc. Term Loan 4.750%, 10/10/19	475,000	478,859
Crown Castle International Corp. Term Loan 4.000%, 01/31/19	1,782,000	1,794,474
Greeneden U.S. Holdings II LLC Term Loan 6.750%, 01/31/19	595,500	603,688
Intelsat Jackson Holdings, Ltd. Term Loan 4.500%, 04/02/18	9,877,475	9,969,197
MCC Iowa LLC Term Loan 1.950%, 01/30/15	1,184,495	1,180,053
MetroPCS Wireless, Inc.
Incremental Term Loan 4.000%, 03/16/18	5,399,924	5,422,426

Telecommunications—(Continued)
MetroPCS Wireless, Inc.
Term Loan 4.071%, 11/03/16	2,154,353	$2,166,024
NeuStar, Inc. Term Loan 5.000%, 11/08/18	913,438	920,003
SBA Finance LLC Term Loan 3.750%, 06/29/18	861,875	865,107
3.750%, 09/27/19	425,000	427,656
Syniverse Technologies, Inc. Term Loan 5.000%, 04/23/19	1,815,875	1,831,764
Telesat Canada / Telesat LLC Term Loan 4.250%, 03/28/19	3,706,375	3,738,806
UPC Financing Partnership Term Loan 3.714%, 12/30/16	728,489	725,757
3.714%, 12/29/17	3,300,000	3,297,525
4.000%, 01/29/21	775,000	774,758
WaveDivision Holdings LLC Term Loan 5.500%, 08/09/19	300,000	303,559
Windstream Corp. Term Loan 4.000%, 08/08/19	895,500	903,336

		39,497,626

Transportation—0.2%
Swift Transportation Co., Inc. Term Loan 5.000%, 12/21/17	1,647,960	1,666,671

Total Floating Rate Loans (Cost $792,344,825)		797,889,678

Short-Term Investment—3.6%

Repurchase Agreement—3.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $30,012,017 on 01/02/13, collateralized by $27,365,000 Federal National Mortgage Association at 4.375% due 10/15/15 with a value of $30,614,594.	30,012,000	30,012,000

Total Short-Term Investment (Cost $30,012,000)		30,012,000

Total Investments—99.6% (Cost $822,356,825) (d)		827,901,678
Unfunded Loan Commitments—(0.0)% (Cost $(231,429))		(231,429)
Net Investments—99.6% (Cost $822,125,396)		827,670,249
Other assets and liabilities (net)—0.4%		3,633,878

Net Assets—100.0%		$831,304,127

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2012

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	This loan will settle after December 31, 2012, at which time the interest rate will be determined.
(c)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $822,359,200. The aggregate unrealized appreciation and depreciation of investments were $9,655,490 and $(4,113,012), respectively, resulting in net unrealized appreciation of $5,542,478 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Floating Rate Loans*	$—	$797,889,678	$—	$797,889,678
Total Short-Term Investment*	—	30,012,000	—	30,012,000
Total Investments	$—	$827,901,678	$—	$827,901,678

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$827,670,249
Cash		6,744,956
Receivable for investments sold		993,708
Receivable for fund shares sold		155,966
Interest receivable		2,172,270
Other assets		1,452

Total Assets		837,738,601

Liabilities
Payables for:
Investments purchased	$5,818,563
Fund shares redeemed	14,491
Accrued Expenses:
Management fees	422,926
Distribution and service fees—Class B	15,141
Administration fees	4,361
Custodian and accounting fees	50,274
Deferred trustees’ fees	25,057
Other expenses	83,661

Total Liabilities		6,434,474

Net Assets		$831,304,127

Net assets represented by
Paid in surplus		$786,267,693
Accumulated net realized gain		3,957,191
Unrealized appreciation on investments		5,544,853
Undistributed net investment income		35,534,390

Net Assets		$831,304,127

Net Assets
Class A		$759,887,857
Class B		71,416,270
Capital Shares Outstanding*
Class A		71,053,680
Class B		6,709,581
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$10.69
Class B		10.64

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $822,125,396.
(b)	Investments at value includes unfunded loan commitments of $231,429.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Interest		$41,167,617

Total investment income		41,167,617
Expenses
Management fees	$4,868,224
Administration fees	23,047
Custodian and accounting fees	326,109
Distribution and service fees—Class B	163,193
Audit and tax services	106,738
Legal	28,343
Trustees’ fees and expenses	27,935
Shareholder reporting	62,769
Insurance	1,655
Miscellaneous	10,683

Total expenses	5,618,696

Net Investment Income		35,548,921

Net Realized and Unrealized Gain
Net realized gain on investments		3,957,301

Net change in unrealized appreciation on investments		18,805,885

Net realized and unrealized gain		22,763,186

Net Increase in Net Assets From Operations		$58,312,107

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$35,548,921	$28,573,611
Net realized gain	3,957,301	2,307,614
Net change in unrealized appreciation (depreciation)	18,805,885	(17,143,741)

Net increase in net assets resulting from operations	58,312,107	13,737,484

Distributions to Shareholders
From net investment income
Class A	(26,402,311)	(11,472,961)
Class B	(2,179,825)	(992,770)
From net realized capital gains
Class A	(2,120,418)	(1,488,936)
Class B	(185,019)	(130,528)

Net decrease in net assets resulting from distributions	(30,887,573)	(14,085,195)

Net increase in net assets from capital share transactions	41,207,562	206,779,682

Net Increase in Net Assets	68,632,096	206,431,971

Net Assets
Net assets at beginning of period	762,672,031	556,240,060

Net assets at end of period	$831,304,127	$762,672,031

Undistributed net investment income at end of period	$35,534,390	$28,567,605

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	4,022,565	$42,194,239	22,874,620	$235,678,555
Reinvestments	2,774,585	28,522,728	1,257,216	12,961,897
Redemptions	(4,065,448)	(42,374,721)	(7,652,757)	(78,781,221)

Net increase	2,731,702	$28,342,246	16,479,079	$169,859,231

Class B
Sales	2,733,292	$28,587,355	5,767,456	$59,667,370
Reinvestments	230,716	2,364,845	109,164	1,123,298
Redemptions	(1,736,754)	(18,086,884)	(2,346,404)	(23,870,217)

Net increase	1,227,254	$12,865,316	3,530,216	$36,920,451

Increase derived from capital shares transactions		$41,207,562		$206,779,682

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010(a)
Net Asset Value, Beginning of Period	$10.34	$10.34	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.46	0.42	0.25
Net realized and unrealized gain (loss) on investments	0.30	(0.18)	0.09

Total from investment operations	0.76	0.24	0.34

Less Distributions
Distributions from net investment income	(0.38)	(0.21)	0.00
Distributions from net realized capital gains	(0.03)	(0.03)	0.00

Total distributions	(0.41)	(0.24)	0.00

Net Asset Value, End of Period	$10.69	$10.34	$10.34

Total Return (%) (c)	7.51	2.33	3.40	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.68	0.68	0.69	(e)
Ratio of net expenses to average net assets (%)	0.68	0.68	0.69	(e)
Ratio of net investment income to average net assets (%)	4.42	4.10	3.71	(e)
Portfolio turnover rate (%)	42	40	31	(d)
Net assets, end of period (in millions)	$759.9	$706.2	$536.1

	Class B
	Year Ended December 31,
	2012	2011	2010(a)
Net Asset Value, Beginning of Period	$10.29	$10.32	$10.00

Income (Loss) from Investment Operations
Net investment income(b)	0.44	0.40	0.25
Net realized and unrealized gain (loss) on investments	0.30	(0.19)	0.07

Total from investment operations	0.74	0.21	0.32

Less Distributions
Distributions from net investment income	(0.36)	(0.21)	0.00
Distributions from net realized capital gains	(0.03)	(0.03)	0.00

Total distributions	(0.39)	(0.24)	0.00

Net Asset Value, End of Period	$10.64	$10.29	$10.32

Total Return (%) (c)	7.33	2.01	3.20	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	0.93	0.94	(e)
Ratio of net expenses to average net assets (%)	0.93	0.93	0.94	(e)
Ratio of net investment income to average net assets (%)	4.18	3.86	3.73	(e)
Portfolio turnover rate (%)	42	40	31	(d)
Net assets, end of period (in millions)	$71.4	$56.4	$20.2

(a)	Commencement of operations was 4/30/2010.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-21

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-22

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. The Portfolio has no permanent book-tax differences at December 31, 2012.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2012, the Portfolio had open unfunded loan commitments of $231,429.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Eaton Vance Management (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$4,868,224	0.625%	First $100 Million
	0.600%	Over $100 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

MIST-23

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$366,066,054	$—	$325,894,361

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$30,069,012	$14,085,195	$818,561	$—	$30,887,573	$14,085,195

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$36,977,020	$2,541,993	$5,542,478	$—	$45,061,491

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as

MIST-24

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-25

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Eaton Vance Floating Rate Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Eaton Vance Floating Rate Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statements of operation for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years then ended and for the period April 30, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Eaton Vance Floating Rate Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for the two years then ended and for the period April 30, 2010 (commencement of operations) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-26

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-27

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-28

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Met/Eaton Vance Floating Rate Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-29

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-30

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Met/Eaton Vance Floating Rate Portfolio, the Board considered that the Portfolio outperformed the median of one Performance Universe and underperformed its Lipper Index for the one-year period ended June 30, 2012. The Board also considered that the Portfolio underperformed the median of its other Performance Universe for the one-year period ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, for the one-year period ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions, and the peer groups in which the Portfolio was placed in the Lipper Report. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Eaton Vance Floating Rate Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the Expense Group median, above the Expense Universe median and below the Sub-advised Expense Universe median, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the

MIST-31

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Eaton Vance Floating Rate Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-32

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-33

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-34

Met Investors Series Trust

Met/Franklin Income Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the Met/Franklin Income Portfolio returned 12.76% and 12.49%, respectively. The Portfolio’s benchmarks, the Barclays U.S. Aggregate Bond Index1 and the S&P 500 Index2, returned 4.21% and 16.00%, respectively, over the same period. A blend of the Barclays U.S. Aggregate Bond Index1 (50%) and the S&P 500 Index2 (50%) returned 10.13% over the same period.

MARKET ENVIRONMENT / CONDITIONS

For the 12 month period, domestic equity markets fluctuated as investors reacted to news surrounding the European fiscal crisis and the United States’ (“U.S.”) “fiscal cliff”. The Federal Reserve Board announced additional rounds of quantitative easing and extended its strategy designed to lower interest rates, and other major countries’ banks and governments took strong measures to reduce economic risks and stimulate growth. Toward year-end, investor focus shifted from Europe to the U.S., where policymakers sought to avert automatic spending cuts and tax hikes, known as the “fiscal cliff.” Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts. In this environment, U.S. stock markets delivered solid total returns. In fixed income markets, U.S. Treasury prices rose as they benefited from investors’ search for perceived safety.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the fiscal year, the Portfolio’s asset allocation shifted meaningfully with a decrease in fixed income holdings and an increase in equity holdings. Both asset classes contributed significantly to the Portfolio’s total return for the year. The fixed income allocation declined, driven largely by reduced holdings of corporate bonds throughout the period. The equity allocation rose with an emphasis on dividend-paying large cap companies and convertible securities.

Fixed income markets benefited from persistently low long-term interest rates and a decline in credit spreads driven by stable corporate fundamentals and accommodative capital markets. These factors led to record-high corporate bond issuance, much of which was used to refinance existing debt at lower interest rates and extend debt maturities. During this period of low absolute yields and a favorable credit environment, we remained focused on looking for opportunities in credit markets, emphasizing high yield corporate bonds. The Portfolio’s corporate bond exposure remained well diversified with the largest sector weightings in Communications, Technology, Energy and Consumer Cyclical companies. Given the current interest rate environment, we continued to limit the Portfolio holdings of other fixed income asset classes, including Treasuries, agencies and mortgage-backed securities, as we believed better income and capital appreciation opportunities existed in other asset classes.

Equity markets generated solid total returns as unprecedented global central bank actions reduced systemic risks to the global economy, resulting in a period of stable, albeit modest, economic growth. In this environment, many companies continued to benefit from robust profit margins and free cash flow generation. Shareholder-oriented activities including dividend payments and share buybacks increased, partly due to this healthy fundamental backdrop and also due to balance sheet positioning, particularly reduction in debt funding costs and extension of upcoming maturities. In this environment, we found what we considered to be numerous investment opportunities across a wide range of sectors and companies. At period-end, the Portfolio held a diversified equity Portfolio with leading sector concentrations in Utilities, Financials, Energy and Materials.

Significant fixed income contributors included First Data and Freescale Semiconductor in the Technology sector, Sprint Nextel and CC Media Holdings in Communications, as well as Consumer Cyclical company Chrysler Group. In general, detractors, including Petroplus Finance (Bermuda) and ATP Oil & Gas, needed corporate restructuring as a result of business and balance sheet pressures.

Equity holdings that benefited performance included Financials Bank of America, Wells Fargo & Co. and JPMorgan Chase & Co., Health Care companies Roche Holding (Switzerland) and Merck & Co., Materials holding LyondellBasell Industries (Netherlands) and Industrials company General Electric. Several detractors were negatively affected by weak natural gas prices, including Utilities Exelon and Entergy, and oil and natural gas exploration and production company Chesapeake Energy. Stagnant gold prices combined with

MIST-1

Met Investors Series Trust

Met/Franklin Income Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

cost pressures related to mining operations and labor led to weak share prices for mining companies Barrick Gold (Canada), Newmont Mining and AngloGold Ashanti (South Africa).

Edward Perks

Alex W. Peters

Matthew Quinlan

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Franklin Income Portfolio

MET/FRANKLIN INCOME PORTFOLIO MANAGED BY

FRANKLIN ADVISERS, INC. VS. BARCLAYS U.S. AGGREGATE BOND INDEX1 AND S&P 500 INDEX2

AVERAGE ANNUAL RETURN3 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	Since Inception[4]
Met/Franklin Income Portfolio
Class A	12.76	6.45
Class B	12.49	6.19
Barclays U.S. Aggregate Bond Index[1]	4.21	6.10
S&P 500 Index[2]	16.00	2.72

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 The Standard & Poor’s (S&P) 500 Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

4 Inception of Class A and Class B shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Issuers

% of Net Assets
First Data Corp.	3.8
Bank of America Corp.	2.7
JPMorgan Chase & Co.	2.3
Sprint Nextel Corp.	2.2
Chesapeake Energy Corp.	1.8
Wells Fargo & Co.	1.8
Merck & Co., Inc.	1.6
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.	1.6
Duke Energy Corp.	1.5
Tenet Healthcare Corp.	1.5

Top Equity Sectors

% of Market Value of Total Investments
Utilities	11.5
Financials	9.1
Energy	8.4
Materials	6.4
Health Care	5.9

Top Fixed Income Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	35.1
Foreign Bonds & Debt Securities	6.2
Floating Rate Loans	5.0
Cash & Cash Equivalents	1.4
Convertible Bonds	1.0

MIST-3

Met Investors Series Trust

Met/Franklin Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Franklin Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.72%	$1,000.00	$1,063.90	$3.74
	Hypothetical*	0.72%	$1,000.00	$1,021.52	$3.66

Class B(a)	Actual	0.97%	$1,000.00	$1,063.30	$5.03
	Hypothetical*	0.97%	$1,000.00	$1,020.26	$4.93

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—47.3% of Net Assets

Security Description	Shares	Value

Automobiles—0.0%
GM Corp. Senior Escrow Shares (a)	15,000	$0
Motors Liquidation Co. GUC Trust (a)	383	8,120

		8,120

Beverages—1.0%
Diageo plc	60,000	1,746,751
PepsiCo, Inc.	36,260	2,481,272

		4,228,023

Capital Markets—0.4%
BlackRock, Inc.	8,000	1,653,680

Chemicals—3.2%
Dow Chemical Co. (The)	195,650	6,323,408
E.I. du Pont de Nemours & Co.	72,030	3,239,189
LyondellBasell Industries N.V. - Class A	75,000	4,281,750

		13,844,347

Commercial Banks—3.7%
Barclays plc	258,020	1,114,229
Commonwealth Bank of Australia	22,912	1,488,304
HSBC Holdings plc	250,000	2,644,207
M&T Bank Corp. (b)	30,000	2,954,100
Wells Fargo & Co.	221,990	7,587,618

		15,788,458

Commercial Services & Supplies—0.8%
Republic Services, Inc.	32,240	945,599
Waste Management, Inc. (b)	69,860	2,357,077

		3,302,676

Communications Equipment—0.2%
Cisco Systems, Inc.	35,480	697,182

Diversified Financial Services—2.3%
Bank of America Corp.	420,440	4,877,104
JPMorgan Chase & Co.	120,000	5,276,400

		10,153,504

Diversified Telecommunication Services—2.0%
AT&T, Inc.	108,740	3,665,625
CenturyLink, Inc.	30,000	1,173,600
France Telecom S.A.	27,290	305,610
Frontier Communications Corp. (b)	50,000	214,000
Telstra Corp., Ltd.	500,000	2,277,753
Vivendi S.A.	36,166	814,446

		8,451,034

Electric Utilities—7.2%
American Electric Power Co., Inc.	60,000	2,560,800
Duke Energy Corp.	102,249	6,523,486
Entergy Corp.	40,000	2,550,000
Exelon Corp.	115,000	3,420,100
FirstEnergy Corp.	65,000	2,714,400
NextEra Energy, Inc.	67,715	4,685,201

Electric Utilities—(Continued)
Pinnacle West Capital Corp. (b)	15,000	$764,700
PPL Corp.	91,180	2,610,484
Southern Co. (The) (b)	65,000	2,782,650
Xcel Energy, Inc.	91,927	2,455,370

		31,067,191

Electrical Equipment—0.2%
Rockwell Automation, Inc. (b)	9,530	800,425

Energy Equipment & Services—1.0%
Halliburton Co.	74,590	2,587,527
Schlumberger, Ltd.	20,000	1,385,800
Weatherford International, Ltd. (a)	50,000	559,500

		4,532,827

Food & Staples Retailing—0.3%
Safeway, Inc. (b)	68,070	1,231,386

Gas Utilities—0.2%
AGL Resources, Inc.	20,000	799,400

Independent Power Producers & Energy Traders—0.5%
Dynegy, Inc. (a) (b)	115,866	2,216,516

Industrial Conglomerates—1.5%
General Electric Co.	300,000	6,297,000

Insurance—0.2%
QBE Insurance Group, Ltd.	80,000	915,648

Machinery—0.2%
Caterpillar, Inc.	10,000	895,800

Media—0.4%
Comcast Corp. - Class A (b)	40,000	1,495,200
Dex One Corp. (a) (b)	43,546	68,803

		1,564,003

Metals & Mining—3.0%
AngloGold Ashanti, Ltd. (ADR)	20,000	627,400
Barrick Gold Corp.	65,930	2,308,209
BHP Billiton plc	107,900	3,791,552
Freeport-McMoRan Copper & Gold, Inc.	25,000	855,000
Newmont Mining Corp.	49,050	2,277,882
Nucor Corp. (b)	10,000	431,800
Rio Tinto plc (ADR) (b)	46,120	2,679,111

		12,970,954

Multi-Utilities—3.5%
Dominion Resources, Inc. (b)	62,310	3,227,658
PG&E Corp.	100,000	4,018,000
Public Service Enterprise Group, Inc.	100,000	3,060,000
Sempra Energy	50,000	3,547,000
TECO Energy, Inc. (b)	80,000	1,340,800

		15,193,458

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares/Principal Amount*	Value

Multiline Retail—0.4%
Target Corp. (b)	30,000	$1,775,100

Oil, Gas & Consumable Fuels—6.6%
Alpha Natural Resources, Inc. (a) (b)	10,000	97,400
Anadarko Petroleum Corp.	19,270	1,431,954
BP plc (ADR)	80,000	3,331,200
Callon Petroleum Co. (a)	20,000	94,000
Canadian Oil Sands, Ltd.	179,700	3,643,862
Chesapeake Energy Corp. (b)	35,000	581,700
Chevron Corp.	33,430	3,615,120
ConocoPhillips	65,000	3,769,350
Devon Energy Corp. (b)	15,000	780,600
Exxon Mobil Corp.	36,744	3,180,193
Peabody Energy Corp.	49,130	1,307,349
Royal Dutch Shell plc (ADR)	59,600	4,109,420
Spectra Energy Corp.	40,000	1,095,200
Total S.A. (ADR)	30,000	1,560,300

		28,597,648

Pharmaceuticals—5.9%
Johnson & Johnson (b)	85,000	5,958,500
Merck & Co., Inc.	165,230	6,764,516
Pfizer, Inc.	195,170	4,894,864
Roche Holding AG	24,300	4,950,515
Sanofi (ADR)	60,000	2,842,800

		25,411,195

Real Estate Investment Trusts—0.2%
Westfield Retail Trust	272,200	856,693

Semiconductors & Semiconductor Equipment—1.3%
Intel Corp.	203,450	4,197,173
Texas Instruments, Inc. (b)	41,850	1,294,839

		5,492,012

Software—0.3%
Microsoft Corp.	30,000	801,900
Oracle Corp.	21,820	727,042

		1,528,942

Wireless Telecommunication Services—0.8%
SK Telecom Co., Ltd. (ADR) (b)	26,090	413,005
Vodafone Group plc	1,201,330	3,021,184

		3,434,189

Total Common Stocks (Cost $187,344,682)		203,707,411

Domestic Bonds & Debt Securities—34.8%

Advertising—0.3%
Visant Corp.
10.000%, 10/01/17 (b)	1,400,000	1,263,500

Auto Manufacturers—0.8%
Chrysler Group LLC
8.000%, 06/15/19	350,000	$383,250
Chrysler Group LLC / CG Co. - Issuer Inc.
8.250%, 06/15/21 (b)	1,700,000	1,878,500
Navistar International Corp.
8.250%, 11/01/21 (b)	1,100,000	1,067,000

		3,328,750

Auto Parts & Equipment—0.2%
Goodyear Tire & Rubber Co. (The)
8.250%, 08/15/20 (b)	600,000	661,500

Beverages—0.3%
Innovation Ventures LLC / Innovation Ventures Finance Corp.
9.500%, 08/15/19 (144A)	1,250,000	1,181,250

Chemicals—0.2%
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC
8.875%, 02/01/18 (b)	900,000	929,250

Coal—0.9%
Arch Coal, Inc.
7.000%, 06/15/19 (b)	500,000	467,500
7.250%, 06/15/21 (b)	2,200,000	2,040,500
CONSOL Energy, Inc.
8.250%, 04/01/20 (b)	700,000	761,250
Peabody Energy Corp.
6.250%, 11/15/21	750,000	800,625

		4,069,875

Commercial Banks—1.6%
Ally Financial, Inc.
6.250%, 12/01/17	500,000	555,483
Bank of America Corp.
8.125%, 05/15/18 (c)	1,500,000	1,662,765
JPMorgan Chase & Co.
7.900%, 04/30/18 (c)	4,250,000	4,832,556

		7,050,804

Commercial Services—0.7%
Laureate Education, Inc.
9.250%, 09/01/19 (144A)	1,000,000	1,050,000
United Rentals North America, Inc.
8.375%, 09/15/20 (b)	900,000	1,001,250
United Rentals North America, Inc.
7.625%, 04/15/22 (144A)	1,000,000	1,122,500

		3,173,750

Diversified Financial Services—0.3%
E*TRADE Financial Corp.
6.000%, 11/15/17	500,000	513,750

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Nuveen Investments, Inc.
9.500%, 10/15/20 (144A)	900,000	$900,000

		1,413,750

Electric—2.0%
Calpine Corp.
7.875%, 07/31/20 (144A)	540,000	608,850
7.500%, 02/15/21 (144A)	900,000	999,000
7.875%, 01/15/23 (144A)	989,000	1,122,515
GenOn Energy, Inc.
7.625%, 06/15/14	750,000	804,375
7.875%, 06/15/17	1,300,000	1,443,000
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc.
10.250%, 11/01/15	9,500,000	2,826,250
10.500%, 11/01/16 (d)	70,012	14,090
11.500%, 10/01/20 (144A)	1,000,000	787,500

		8,605,580

Electronics—0.2%
Sanmina-SCI Corp.
7.000%, 05/15/19 (144A)	1,000,000	1,025,000

Food—1.1%
Dean Foods Co.
9.750%, 12/15/18	900,000	1,039,500
JBS USA LLC / JBS USA Finance, Inc.
11.625%, 05/01/14	560,000	627,200
8.250%, 02/01/20 (144A)	700,000	745,500
Smithfield Foods, Inc.
6.625%, 08/15/22 (b)	300,000	332,250
SUPERVALU, Inc.
8.000%, 05/01/16 (b)	1,500,000	1,436,250
US Foods, Inc.
8.500%, 06/30/19 (144A)	500,000	512,500

		4,693,200

Food Products—0.0%
ED Smith Income Fund
7.500%, 06/01/15 (g)	2,500,000	0
7.750%, 06/01/19 (g)	782,000	0

		0

Healthcare-Services—3.2%
HCA, Inc.
6.375%, 01/15/15	750,000	814,688
6.500%, 02/15/20	1,600,000	1,804,000
7.500%, 02/15/22	2,600,000	2,990,000
Tenet Healthcare Corp.
9.250%, 02/01/15 (b)	3,900,000	4,397,250
8.000%, 08/01/20 (b)	1,852,000	2,003,632
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc.
8.000%, 02/01/18	1,200,000	1,248,000

Healthcare-Services—(Continued)
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc.
7.750%, 02/01/19 (b)	500,000	$520,000

		13,777,570

Home Builders—0.1%
KB Home
6.250%, 06/15/15 (b)	400,000	427,000

Household Products/Wares—1.2%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
7.875%, 08/15/19	1,200,000	1,341,000
9.875%, 08/15/19	1,400,000	1,505,000
5.750%, 10/15/20 (144A) (b)	900,000	931,500
8.250%, 02/15/21	1,150,000	1,173,000

		4,950,500

Independent Power Producers & Energy Traders—0.0%
Dynegy Holdings, LLC
8.375%, 05/01/16 (g)	1,430,000	0

IT Services—0.1%
SRA International, Inc.
11.000%, 10/01/19	400,000	410,000

Leisure Time—0.4%
ClubCorp Club Operations, Inc.
10.000%, 12/01/18	1,500,000	1,676,250

Lodging—1.6%
Caesars Entertainment Operating Co., Inc.
11.250%, 06/01/17	1,000,000	1,076,250
8.500%, 02/15/20 (b)	600,000	597,375
Caesars Operating Escrow LLC / Caesars Escrow Corp.
9.000%, 02/15/20 (144A) (b)	1,000,000	1,005,000
CityCenter Holdings LLC / CityCenter Finance Corp.
7.625%, 01/15/16 (b)	400,000	430,000
10.750%, 01/15/17 (b) (d)	1,416,558	1,544,048
MGM Resorts International
10.000%, 11/01/16 (b)	1,500,000	1,743,750
6.750%, 10/01/20 (144A) (b)	400,000	409,500

		6,805,923

Machinery-Diversified—0.1%
Manitowoc Co., Inc. (The)
9.500%, 02/15/18 (b)	500,000	558,750

Media—2.6%
Cablevision Systems Corp.
7.750%, 04/15/18 (b)	1,000,000	1,117,500
8.000%, 04/15/20 (b)	900,000	1,018,125
CCO Holdings LLC/CCO Holdings Capital Corp.
6.500%, 04/30/21	1,000,000	1,083,750

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Clear Channel Communications, Inc.
9.000%, 12/15/19 (144A)	163,000	$149,960
9.000%, 03/01/21	4,000,000	3,590,000
CSC Holdings LLC
6.750%, 11/15/21 (144A)	3,700,000	4,120,875
Dex One Corp.
14.000%, 01/29/17 (d)	142,389	48,768

		11,128,978

Metal Fabricate/Hardware—0.3%
Dynacast International LLC/Dynacast Finance, Inc.
9.250%, 07/15/19	1,000,000	1,075,000

Mining—0.4%
Molycorp, Inc.
10.000%, 06/01/20 (144A) (b)	2,000,000	1,870,000

Miscellaneous Manufacturing—0.6%
RBS Global, Inc. / Rexnord LLC
8.500%, 05/01/18	2,200,000	2,395,250

Office/Business Equipment—0.8%
CDW LLC/CDW Finance Corp.
12.535%, 10/12/17	431,000	462,786
8.500%, 04/01/19	2,900,000	3,153,750

		3,616,536

Oil & Gas—5.1%
Antero Resources Finance Corp.
9.375%, 12/01/17	700,000	771,750
7.250%, 08/01/19	1,000,000	1,095,000
Bill Barrett Corp.
7.000%, 10/15/22 (b)	1,000,000	1,035,000
Chesapeake Energy Corp.
6.875%, 08/15/18	700,000	742,000
7.250%, 12/15/18	2,000,000	2,190,000
6.775%, 03/15/19 (b)	2,000,000	2,005,000
6.875%, 11/15/20	885,000	963,544
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/17	1,000,000	1,147,500
EP Energy LLC/EP Energy Finance, Inc.
9.375%, 05/01/20	1,000,000	1,132,500
EXCO Resources, Inc.
7.500%, 09/15/18 (b)	1,400,000	1,365,000
Forest Oil Corp.
7.250%, 06/15/19 (b)	532,000	537,320
Halcon Resources Corp.
9.750%, 07/15/20 (144A)	1,000,000	1,085,000
Linn Energy LLC/Linn Energy Finance Corp.
8.625%, 04/15/20	1,300,000	1,423,500
Samson Investment Co.
9.750%, 02/15/20 (144A)	1,800,000	1,912,500
SandRidge Energy, Inc.
8.000%, 06/01/18 (144A)	1,290,000	1,373,850
7.500%, 03/15/21	2,200,000	2,365,000

Oil & Gas—(Continued)
W&T Offshore, Inc.
8.500%, 06/15/19 (b)	800,000	$864,000

		22,008,464

Packaging & Containers—0.1%
Berry Plastics Corp.
9.750%, 01/15/21 (b)	250,000	289,375

Pharmaceuticals—0.1%
Grifols, Inc.
8.250%, 02/01/18	400,000	442,500

Retail—0.9%
Academy, Ltd./Academy Finance Corp.
9.250%, 08/01/19 (144A)	1,400,000	1,561,000
Landry’s, Inc.
9.375%, 05/01/20 (144A)	2,000,000	2,120,000

		3,681,000

Semiconductors—1.4%
Freescale Semiconductor, Inc.
10.125%, 12/15/16	139,000	143,518
10.125%, 03/15/18 (144A)	1,122,000	1,245,420
8.050%, 02/01/20 (b)	1,500,000	1,500,000
10.750%, 08/01/20	3,016,000	3,249,740

		6,138,678

Software—3.5%
First Data Corp.
9.875%, 09/24/15	161,000	165,025
10.550%, 09/24/15 (b)	1,750,000	1,800,312
11.250%, 03/31/16	4,900,000	4,826,500
8.250%, 01/15/21 (144A)	3,465,000	3,482,325
12.625%, 01/15/21	3,222,000	3,407,265
8.750%, 01/15/22 (144A) (b) (d)	1,217,000	1,250,468
Infor US, Inc.
9.375%, 04/01/19	300,000	338,250

		15,270,145

Storage/Warehousing—0.2%
Niska Gas Storage US LLC / Niska Gas Storage Canada ULC
8.875%, 03/15/18	1,000,000	1,032,500

Telecommunications—3.5%
CommScope, Inc.
8.250%, 01/15/19 (144A)	300,000	330,000
Cricket Communications, Inc.
7.750%, 10/15/20 (b)	2,500,000	2,562,500
Frontier Communications Corp.
8.500%, 04/15/20	400,000	462,000
Sprint Nextel Corp.
9.125%, 03/01/17	1,700,000	2,010,250
9.000%, 11/15/18 (144A)	2,500,000	3,093,750

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Sprint Nextel Corp.
7.000%, 08/15/20	1,500,000	$1,646,250
11.500%, 11/15/21	2,000,000	2,727,500
ViaSat, Inc. 6.875%, 06/15/20	2,000,000	2,100,000

		14,932,250

Total Domestic Bonds & Debt Securities (Cost $142,490,032)		149,882,878

Foreign Bonds & Debt Securities—6.2%

Chemicals—0.8%
Ineos Finance plc 8.375%, 02/15/19 (144A)	700,000	756,875
Ineos Group Holdings S.A. 7.875%, 02/15/16 (144A) (EUR)	158,000	206,780
Kerling plc 10.625%, 02/01/17 (144A) (EUR)	1,100,000	1,393,868
Orion Engineered Carbons Bondco GmbH 10.000%, 06/15/18 (144A) (EUR)	900,000	1,312,691

		3,670,214

Construction Materials—0.5%
Cemex S.A.B. de C.V. 9.000%, 01/11/18 (144A)	2,000,000	2,175,000

Engineering & Construction—0.3%
Abengoa Finance SAU 8.875%, 11/01/17 (144A) (b)	1,200,000	1,134,000

Investment Company Security—0.2%
Boparan Finance plc 9.875%, 04/30/18 (144A) (GBP)	500,000	917,814

Mining—1.0%
FMG Resources (August 2006) Pty, Ltd. 6.875%, 02/01/18 (144A) (b)	2,500,000	2,590,625
Inmet Mining Corp. 8.750%, 06/01/20 (144A) (b)	1,400,000	1,536,500

		4,127,125

Oil & Gas—1.0%
Offshore Group Investment, Ltd. 11.500%, 08/01/15	676,000	738,530
7.500%, 11/01/19 (144A) (b)	2,200,000	2,233,000
OGX Austria GmbH 8.500%, 06/01/18 (144A) (b)	1,500,000	1,357,500

		4,329,030

Oil & Gas Services—0.4%
Cie Generale de Geophysique - Veritas 6.500%, 06/01/21	1,000,000	1,075,000

Oil & Gas Services—(Continued)
Expro Finance Luxembourg SCA 8.500%, 12/15/16 (144A)	674,000	$707,700

		1,782,700

Storage/Warehousing—0.2%
Algeco Scotsman Global Finance plc 8.500%, 10/15/18 (144A)	1,000,000	1,040,000

Telecommunications—0.8%
UPCB Finance III, Ltd. 6.625%, 07/01/20 (144A)	1,000,000	1,076,250
UPCB Finance V, Ltd. 7.250%, 11/15/21 (144A)	1,000,000	1,105,000
UPCB Finance VI, Ltd. 6.875%, 01/15/22 (144A)	1,000,000	1,087,500

		3,268,750

Transportation—1.0%
CEVA Group plc 8.375%, 12/01/17 (144A) (b)	900,000	895,500
11.500%, 04/01/18 (144A)	1,400,000	1,183,000
12.750%, 03/31/20 (144A)	1,500,000	1,110,000
CHC Helicopter S.A. 9.250%, 10/15/20 (b)	1,000,000	1,057,500

		4,246,000

Total Foreign Bonds & Debt Securities (Cost $26,330,509)		26,690,633

Floating Rate Loans(c)—5.0%

Auto Manufacturers—0.8%
Chrysler Group LLC Term Loan 6.000%, 05/24/17	2,167,000	2,216,061
Navistar International Corp. Term Loan 7.000%, 08/17/17	1,100,000	1,107,221

		3,323,282

Distribution/Wholesale—0.3%
HD Supply, Inc. Term Loan 7.250%, 10/12/17	995,000	1,024,228

Electric—2.5%
Dynegy Midwest Generation LLC Term Loan 9.250%, 08/04/16	1,509,888	1,574,866
Dynegy Power LLC Term Loan 9.250%, 08/04/16	2,472,540	2,593,076
Texas Competitive Electric Holdings Co. LLC/ TCEH Finance, Inc. Extended Term Loan 4.746%, 10/10/17	10,097,729	6,752,857

		10,920,799

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans(c)—(Continued)

Security Description	Shares/Principal Amount*	Value

IT Services—0.2%
SRA International, Inc. Term Loan 6.500%, 07/20/18	817,143	$774,243

Media—0.6%
Clear Channel Communications, Inc. Term Loan 3.862%, 01/29/16	544,967	451,726
Cumulus Media Holdings, Inc. Term Loan 7.500%, 09/16/19	2,000,000	2,066,250
Supermedia, Inc. Term Loan 11.000%, 12/31/15	84,444	61,011
Escrow Shares (a)	130,943	327

		2,579,314

Software—0.6%
First Data Corp. Extended Term Loan 5.110%, 03/24/17	1,278,856	1,259,270
Sophia L.P. Term Loan 6.250%, 07/19/18	1,453,866	1,474,582

		2,733,852

Total Floating Rate Loans (Cost $21,963,334)		21,355,718

Convertible Preferred Stocks—3.3%

Automobiles—0.2%
General Motors Co. Series B 4.750%, 12/01/13 (b)	25,000	1,103,250

Commercial Banks—0.8%
Wells Fargo & Co., Series L 7.500%, 12/31/49	2,800	3,430,000

Diversified Financial Services—1.2%
Bank of America Corp. Series L 7.250%, 12/31/49	4,500	5,107,500

Metals & Mining—0.2%
AngloGold Ashanti Holdings Finance plc 6.000%, 09/15/13 (b)	20,000	747,400

Oil, Gas & Consumable Fuels—0.7%
Chesapeake Energy Corp. 5.750%, 12/31/49 (144A)	1,500	1,332,188
SandRidge Energy, Inc. 7.000%, 12/31/49	15,000	1,539,375

		2,871,563

Real Estate Investment Trusts—0.2%
FelCor Lodging Trust, Inc.
1.950%, 12/31/49 (b)	34,000	$824,840

Total Convertible Preferred Stocks (Cost $11,452,325)		14,084,553

Convertible Bonds—1.0%

Auto Manufacturers—0.5%
Volkswagen International Finance N.V.
5.500%, 11/09/15 (144A) (EUR)	1,500,000	2,166,772

Construction Materials—0.4%
Cemex S.A.B. de C.V.
3.250%, 03/15/16	900,000	1,024,875
3.750%, 03/15/18	570,000	650,512

		1,675,387

Real Estate—0.1%
Forest City Enterprises, Inc.
4.250%, 08/15/18	487,000	514,698

Total Convertible Bonds (Cost $3,878,035)		4,356,857

Mortgage-Backed Securities—0.3%

Commercial Mortgage-Backed Securities—0.3%
Banc of America Large Loan, Inc.
2.509%, 11/15/15 (144A) (c)	1,373,223	1,374,209

Total Mortgage-Backed Securities (Cost $1,194,704)		1,374,209

Preferred Stocks—0.0%

Commercial Banks—0.0%
Ally Financial, Inc., Series G , 7.000% (144A)	141	138,484

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. Series Z, 8.375% (a)	10,300	18,025
Federal National Mortgage Association, Series S, 8.250% (a)	6,900	11,523

		29,548

Total Preferred Stocks (Cost $452,976)		168,032

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2012

Warrants—0.0%

Security Description	Shares/Principal Amount*	Value

Automobiles—0.0%
General Motors Co., Strike Price $10.00, Expires 07/10/2016 (a)	1,388	$27,066
General Motors Co., Strike Price $18.33, Expires 07/10/2019 (a)	1,388	17,336

		44,402

Independent Power Producers & Energy Traders—0.0%
Dynegy, Inc., Strike Price $40, Expires 10/02/2017 (a) (b)	10,161	12,803

Total Warrants (Cost $363,811)		57,205

Short-Term Investments—15.6%

Mutual Fund—14.2%
State Street Navigator Securities Lending Prime Portfolio (e)	61,174,527	61,174,527

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $6,063,003 on 01/02/13, collateralized by $6,195,000 U.S. Treasury Note at 0.250% due 09/15/15 with a value of $6,187,256.	6,063,000	6,063,000

Total Short-Term Investments (Cost $67,237,527)		67,237,527

Total Investments—113.5% (Cost $462,707,935) (f)		488,915,023
Other assets and liabilities (net)—(13.5)%		(58,156,268)

Net Assets—100.0%		$430,758,755

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $59,962,204 and the collateral received consisted of cash in the amount of $61,174,527 and non-cash collateral with a value of $238,801. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $461,967,015. The aggregate unrealized appreciation and depreciation of investments were $48,835,641 and $(21,887,633), respectively, resulting in net unrealized appreciation of $26,948,008 for federal income tax purposes.
(g)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $64,827,019, which is 15.0% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(EUR)—	Euro
(GBP)—	British Pound

Restricted Securities

	Acquisition Date	Principal Amount	Cost	Value
Dynegy Holdings, LLC	10/03/12	$1,430,000	$0	$0
ED Smith Income Fund	10/01/12	782,000	0	0
ED Smith Income Fund	10/01/12	2,500,000	0	0

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$8,120	$—	$0	$8,120
Beverages	2,481,272	1,746,751	—	4,228,023
Capital Markets	1,653,680	—	—	1,653,680
Chemicals	13,844,347	—	—	13,844,347
Commercial Banks	10,541,718	5,246,740	—	15,788,458
Commercial Services & Supplies	3,302,676	—	—	3,302,676
Communications Equipment	697,182	—	—	697,182
Diversified Financial Services	10,153,504	—	—	10,153,504
Diversified Telecommunication Services	5,053,225	3,397,809	—	8,451,034
Electric Utilities	31,067,191	—	—	31,067,191
Electrical Equipment	800,425	—	—	800,425
Energy Equipment & Services	4,532,827	—	—	4,532,827
Food & Staples Retailing	1,231,386	—	—	1,231,386
Gas Utilities	799,400	—	—	799,400
Independent Power Producers & Energy Traders	2,216,516	—	—	2,216,516
Industrial Conglomerates	6,297,000	—	—	6,297,000
Insurance	—	915,648	—	915,648
Machinery	895,800	—	—	895,800
Media	1,564,003	—	—	1,564,003
Metals & Mining	9,179,402	3,791,552	—	12,970,954
Multi-Utilities	15,193,458	—	—	15,193,458
Multiline Retail	1,775,100	—	—	1,775,100
Oil, Gas & Consumable Fuels	28,597,648	—	—	28,597,648
Pharmaceuticals	20,460,680	4,950,515	—	25,411,195
Real Estate Investment Trusts	—	856,693	—	856,693
Semiconductors & Semiconductor Equipment	5,492,012	—	—	5,492,012
Software	1,528,942	—	—	1,528,942
Wireless Telecommunication Services	413,005	3,021,184	—	3,434,189
Total Common Stocks	179,780,519	23,926,892	0	203,707,411
Domestic Bonds & Debt Securities
Advertising	—	1,263,500	—	1,263,500
Auto Manufacturers	—	3,328,750	—	3,328,750
Auto Parts & Equipment	—	661,500	—	661,500
Beverages	—	1,181,250	—	1,181,250
Chemicals	—	929,250	—	929,250
Coal	—	4,069,875	—	4,069,875
Commercial Banks	—	7,050,804	—	7,050,804
Commercial Services	—	3,173,750	—	3,173,750
Diversified Financial Services	—	1,413,750	—	1,413,750
Electric	—	8,605,580	—	8,605,580
Electronics	—	1,025,000	—	1,025,000
Food	—	4,693,200	—	4,693,200
Food Products	—	—	0	0
Healthcare-Services	—	13,777,570	—	13,777,570
Home Builders	—	427,000	—	427,000
Household Products/Wares	—	4,950,500	—	4,950,500
Independent Power Producers & Energy Traders	—	—	0	0
IT Services	—	410,000	—	410,000
Leisure Time	—	1,676,250	—	1,676,250

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Lodging	$—	$6,805,923	$—	$6,805,923
Machinery-Diversified	—	558,750	—	558,750
Media	—	11,128,978	—	11,128,978
Metal Fabricate/Hardware	—	1,075,000	—	1,075,000
Mining	—	1,870,000	—	1,870,000
Miscellaneous Manufacturing	—	2,395,250	—	2,395,250
Office/Business Equipment	—	3,616,536	—	3,616,536
Oil & Gas	—	22,008,464	—	22,008,464
Packaging & Containers	—	289,375	—	289,375
Pharmaceuticals	—	442,500	—	442,500
Retail	—	3,681,000	—	3,681,000
Semiconductors	—	6,138,678	—	6,138,678
Software	—	15,270,145	—	15,270,145
Storage/Warehousing	—	1,032,500	—	1,032,500
Telecommunications	—	14,932,250	—	14,932,250
Total Domestic Bonds & Debt Securities	—	149,882,878	0	149,882,878
Total Foreign Bonds & Debt Securities*	—	26,690,633	—	26,690,633
Total Floating Rate Loans*	—	21,355,718	—	21,355,718
Convertible Preferred Stocks
Automobiles	1,103,250	—	—	1,103,250
Commercial Banks	3,430,000	—	—	3,430,000
Diversified Financial Services	5,107,500	—	—	5,107,500
Metals & Mining	747,400	—	—	747,400
Oil, Gas & Consumable Fuels	—	2,871,563	—	2,871,563
Real Estate Investment Trusts	824,840	—	—	824,840
Total Convertible Preferred Stocks	11,212,990	2,871,563	—	14,084,553
Total Convertible Bonds*	—	4,356,857	—	4,356,857
Total Mortgage-Backed Securities*	—	1,374,209	—	1,374,209
Preferred Stocks
Commercial Banks	—	138,484	—	138,484
Thrifts & Mortgage Finance	29,548	—	—	29,548
Total Preferred Stocks	29,548	138,484	—	168,032
Total Warrants*	57,205	—	—	57,205
Short-Term Investments
Mutual Fund	61,174,527	—	—	61,174,527
Repurchase Agreement	—	6,063,000	—	6,063,000
Total Short-Term Investments	61,174,527	6,063,000	—	67,237,527
Total Investments	$252,254,789	$236,660,234	$0	$488,915,023

Collateral for securities loaned (Liability)	$—	$(61,174,527)	$—	$(61,174,527)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $101,084 were due to a decline in market activity.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2011	Change in Unrealized Appreciation/ (Depreciation)	Balance as of December 31, 2012	Change in Unrealized Appreciation/(Depreciation) from investments still held at December 31, 2012
Common Stocks
Automobiles	$0	$—	$0	$—
Domestic Bonds & Debt Securities
Food Products	0	—	0	—
Independent Power Producers & Energy Traders	0	—	0	—

Total	$0	$—	$0	$—

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Franklin Income Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$488,915,023
Cash denominated in foreign currencies (c)		135,954
Cash		5,197
Receivable for investments sold		1,366,202
Receivable for fund shares sold		32,072
Dividends receivable		539,336
Interest receivable		4,234,923
Other assets		950

Total Assets		495,229,657

Liabilities
Payables for:
Investments purchased	$2,666,154
Fund shares redeemed	219,611
Collateral for securities loaned	61,174,527
Accrued Expenses:
Management fees	238,100
Distribution and service fees—Class B	22,361
Administration fees	2,444
Custodian and accounting fees	13,450
Deferred trustees’ fees	35,625
Other expenses	98,630

Total Liabilities		64,470,902

Net Assets		$430,758,755

Net assets represented by
Paid in surplus		$378,819,790
Accumulated net realized gain		1,066,367
Unrealized appreciation on investments and foreign currency transactions		26,212,257
Undistributed net investment income		24,660,341

Net Assets		$430,758,755

Net Assets
Class A		$324,501,217
Class B		106,257,538
Capital Shares Outstanding*
Class A		30,431,291
Class B		10,030,788
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$10.66
Class B		10.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $462,707,935.
(b)	Includes securities loaned at value of $59,962,204.
(c)	Identified cost of cash denominated in foreign currencies was $133,597.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$7,765,841
Interest		22,318,595
Securities lending income		401,630

Total investment income		30,486,066
Expenses
Management fees	$3,155,068
Administration fees	12,810
Custodian and accounting fees	88,180
Distribution and service fees—Class B	252,538
Audit and tax services	53,633
Legal	28,320
Trustees’ fees and expenses	28,816
Shareholder reporting	84,793
Insurance	697
Miscellaneous	11,744

Total expenses	3,716,599
Less management fee waiver	(322,340)

Net expenses	3,394,259

Net Investment Income		27,091,807

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		258,068
Foreign currency transactions		(2,829)

Net realized gain		255,239

Net change in unrealized appreciation on:
Investments		23,394,913
Foreign currency transactions		12,107

Net change in unrealized appreciation		23,407,020

Net realized and unrealized gain		23,662,259

Net Increase in Net Assets From Operations		$50,754,066

(a)	Net of foreign withholding taxes of $182,431.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Franklin Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$27,091,807	$22,849,322
Net realized gain	255,239	8,518,028
Net change in unrealized appreciation (depreciation)	23,407,020	(23,834,430)

Net increase in net assets resulting from operations	50,754,066	7,532,920

Distributions to Shareholders
From net investment income
Class A	(17,021,505)	(14,660,207)
Class B	(4,907,281)	(3,479,136)
From net realized capital gains
Class A	(7,055,939)	(8,816,105)
Class B	(2,116,808)	(2,160,135)

Net decrease in net assets resulting from distributions	(31,101,533)	(29,115,583)

Net increase (decrease) in net assets from capital share transactions	(6,147,483)	86,115,731

Net Increase in Net Assets	13,505,050	64,533,068

Net Assets
Net assets at beginning of period	417,253,705	352,720,637

Net assets at end of period	$430,758,755	$417,253,705

Undistributed net investment income at end of period	$24,660,341	$21,957,653

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	586,759	$6,142,783	4,951,326	$51,674,850
Reinvestments	2,449,384	24,077,444	2,231,589	23,476,312
Redemptions	(4,558,383)	(46,280,825)	(2,138,953)	(21,758,898)

Net increase (decrease)	(1,522,240)	$(16,060,598)	5,043,962	$53,392,264

Class B
Sales	2,346,817	$24,065,760	4,351,299	$45,103,867
Reinvestments	717,476	7,024,089	538,099	5,639,271
Redemptions	(2,075,594)	(21,176,734)	(1,774,552)	(18,019,671)

Net increase	988,699	$9,913,115	3,114,846	$32,723,467

Increase (decrease) derived from capital shares transactions		$(6,147,483)		$86,115,731

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Franklin Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$10.19	$10.75	$10.10	$7.87	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.65	0.62	0.63	0.66	0.36
Net realized and unrealized gain (loss) on investments	0.58	(0.33)	0.55	1.57	(2.29)

Total from investment operations	1.23	0.29	1.18	2.23	(1.93)

Less Distributions
Distributions from net investment income	(0.54)	(0.53)	(0.47)	0.00	(0.20)
Distributions from net realized capital gains	(0.22)	(0.32)	0.00	0.00	0.00
Distributions from return of capital	0.00	0.00	(0.06)	0.00	(0.00	)(c)

Total distributions	(0.76)	(0.85)	(0.53)	0.00	(0.20)

Net Asset Value, End of Period	$10.66	$10.19	$10.75	$10.10	$7.87

Total Return (%) (d)	12.76	2.38	12.13	28.05	(19.19	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	0.82	0.85	0.93	1.03	(f)
Ratio of net expenses to average net assets (%) (g)	0.73	0.74	0.76	0.82	0.88	(f)
Ratio of net investment income to average net assets (%)	6.35	5.92	6.19	7.42	6.13	(f)
Portfolio turnover rate (%)	24	20	34	33	13	(e)
Net assets, end of period (in millions)	$324.5	$325.6	$289.3	$220.9	$92.0

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$10.13	$10.70	$10.07	$7.86	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.63	0.59	0.60	0.64	0.35
Net realized and unrealized gain (loss) on investments	0.57	(0.33)	0.54	1.57	(2.30)

Total from investment operations	1.20	0.26	1.14	2.21	(1.95)

Less Distributions
Distributions from net investment income	(0.52)	(0.51)	(0.45)	0.00	(0.19)
Distributions from net realized capital gains	(0.22)	(0.32)	0.00	0.00	0.00
Distributions from return of capital	0.00	0.00	(0.06)	0.00	(0.00	)(c)

Total distributions	(0.74)	(0.83)	(0.51)	0.00	(0.19)

Net Asset Value, End of Period	$10.59	$10.13	$10.70	$10.07	$7.86

Total Return (%) (d)	12.49	2.13	11.82	27.83	(19.36)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.05	1.07	1.10	1.18	1.28	(f)
Ratio of net expenses to average net assets (%) (g)	0.98	0.99	1.01	1.07	1.14	(f)
Ratio of net investment income to average net assets (%)	6.11	5.68	5.91	7.13	6.06	(f)
Portfolio turnover rate (%)	24	20	34	33	13	(e)
Net assets, end of period (in millions)	$106.3	$91.6	$63.4	$32.1	$10.0

(a)	Commencement of operations was 4/28/2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from return of capital were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-17

Met Investors Series Trust

Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-18

Met Investors Series Trust

Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, premium amortization adjustments, commission recapture, contingent payment debt instruments and Real Estate Investment Trust (REITs). These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

MIST-19

Met Investors Series Trust

Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$3,155,068	0.800%	First $200 Million
	0.675%	$200 Million to $500 Million
	0.650%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-20

Met Investors Series Trust

Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - For the period April 30, 2012 to April 30, 2013, the Adviser has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Low Duration Total Return Portfolio, Met/Franklin Mutual Shares Portfolio, Met/Templeton Growth Portfolio and Met/Templeton International Bond Portfolio, each a series of the Trust.

An identical agreement was in place for the period May 24, 2011 to April 29, 2012. Amounts waived for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$113,645,406	$—	$95,138,392

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit

MIST-21

Met Investors Series Trust

Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$22,876,904	$24,342,066	$8,224,629	$4,773,517	$31,101,533	$29,115,583

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Deferrals	Total
$25,022,954	$—	$26,951,636	$—	$51,974,590

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

9. Subsequent Events

At a meeting held on November 12-13, 2012, the Board approved the acquisition of the Portfolio by the Loomis Sayles Global Markets Portfolio (“Loomis Sayles Global Markets”), a portfolio of the Trust, subject to the approval of shareholders of the Portfolio. On or about February 22, 2013, the shareholders of the Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Portfolio by Loomis Sayles Global Markets in exchange for shares of the Loomis Sayles Global Markets and the assumption by Loomis Sayles Global Markets of the liabilities of the Portfolio. If approved by shareholders, it is anticipated that the reorganization will close on or about April 29, 2013.

MIST-22

Met Investors Series Trust

Met/Franklin Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Franklin Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Franklin Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Franklin Income Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-23

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-24

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-25

Met Investors Series Trust

Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Met/Franklin Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-26

Met Investors Series Trust

Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-27

Met Investors Series Trust

Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Met/Franklin Income Portfolio, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its blended benchmark, S&P 500 Index (50%) and Barclays Capital U.S. Aggregate Bond Index (50%), for the one- and three-year periods ended October 31, 2012. The Board considered that it was proposed that the Portfolio be reorganized into the Loomis Sayles Global Markets Portfolio, a series of MIST, effective on or about April 29, 2013. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Franklin Income Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MIST-28

Met Investors Series Trust

Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Franklin Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-29

Met Investors Series Trust

Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-30

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-31

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the Met/Franklin Low Duration Total Return Portfolio returned 4.67% and 4.40%, respectively. The Portfolio’s benchmark, the Barclays U.S. Government/Credit 1-3 Year Index1, returned 1.26% over the same period.

MARKET ENVIRONMENT / CONDITIONS

During the 12 months under review, United States (“U.S.”) economic data remained mixed. Oil prices declined, and the housing sector strengthened with new and existing home sales as well as prices pointing toward a gradual strengthening trend, albeit from a low base. Consumer spending generally increased and consumer confidence reached its highest level during the period in November. However, manufacturing indicators weakened and gross domestic product growth was moderate.

In September, the Federal Reserve Board (“Fed”) acknowledged the need for further policy accommodation and announced a third round of quantitative easing (“QE3”). QE3 consisted of $40 billion monthly purchases of Mortgage-Backed Securities until the labor market improves. The Fed also continued buying long-term Treasuries and selling short-term Treasuries in an effort to put downward pressure on long-term interest rates. In December, the Fed announced a 6.5% unemployment target as a guide to further easing monetary policy. Therefore, the Fed intends to continue its monthly purchases of Mortgage-Backed Securities and long-term Treasuries. Economists, business leaders and market watchers were concerned about the U.S. “fiscal cliff” when, unless Congress acted, automatic income tax increases and federal budget cuts were scheduled to take effect in 2013. They feared these events could cause another U.S. recession. Not knowing whether the Congress and President would avert these measures after the U.S. election, many businesses delayed major investment and hiring decisions.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Financial markets were volatile over the period given uncertainty regarding global economic growth, the political climate and domestic fiscal policy, yet most sectors typically regarded as riskier performed well, exceeding returns of U.S. Treasuries and higher quality Agency securities. The Portfolio’s position in Corporate Credit, particularly Below Investment Grade, contributed positively to overall performance. Many of our non-U.S. dollar-denominated bonds benefited from higher interest rates in non-U.S. markets and our exposure to foreign currencies, which are not in the index, boosted performance. The Portfolio’s exposure and security selection in Commercial Mortgage-Backed Securities (“CMBS”) and allocation to Non-Agency Residential Mortgage-Backed Securities (“RMBS”) benefited the Portfolio as the sectors delivered strong performance. Our underweighted allocation to Agency Debentures detracted from performance as those securities outperformed Treasuries.

In some cases we used derivatives to shift exposure from one sector to another. For example, we have used CDX to shift exposure from the High Yield sector to the Bank Loan sector, which is closely related, but in our view, more attractively priced. In some cases, we have found what we believe to be temporary mispricings between bonds trading in the cash markets and credit default swap protection. These transactions are entered into only when pricing is very attractive in our assessment. We used Treasury futures to keep the key rate durations of the Portfolio close to our targets. In particular, we used Treasury futures to keep key rate duration concentrated on the 0-3 year part of the yield curve.

During the year we reduced the Portfolio’s allocation to High Yield securities and increased the Portfolio’s allocation to the Corporate Loan sector. We also reduced sector exposure to Agency Mortgage-Backed Securities and Treasury Inflation Protected Securities while we increased allocations to Non-Agency RMBS and CMBS as we found what we considered to be attractive valuations in those sectors. At period end, we remained convinced that many of the best opportunities in global bond markets were outside of the U.S. and, accordingly, the Portfolio maintained strong exposure to International Bonds and currencies.

Roger A. Bayston

Kent Burns

Christopher J. Molumphy

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

MET/FRANKLIN LOW DURATION TOTAL RETURN PORTFOLIO MANAGED BY FRANKLIN ADVISERS, INC. VS. BARCLAYS U.S. GOVT/CREDIT 1-3 YEAR BOND INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	Since Inception[3]
Met/Franklin Low Duration Total Return Portfolio
Class A	4.67	2.03
Class B	4.40	1.74
Barclays U.S. Govt/Credit 1-3 Year Bond Index[1]	1.26	1.31

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Barclays U.S. Govt/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. Corporate securities that have maturities ranging from one to three years.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A and B shares is 4/29/2011. Index returns are based on an inception date of 4/29/2011.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Issuers

% of Net Assets
U.S. Treasury Notes	31.1
Fannie Mae ARM Pool	4.4
Fannie Mae 15 Yr. Pool	2.0
Freddie Mac ARM Non-Gold Pool	1.7
Nykredit Realkredit A.S.	1.5
Korea Treasury Bonds	1.5
U.S. Treasury Inflation Indexed Notes	1.4
Freddie Mac Multifamily Structured Pass-Through Certificates	1.2
Poland Government Bonds	1.1
Bear Stearns Commercial Mortgage Securities, Inc.	1.1

Top Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	42.4
Foreign Bonds & Debt Securities	19.5
Domestic Bonds & Debt Securities	15.9
Mortgage-Backed Securities	7.7
Floating Rate Loans	6.5
Asset-Backed Securities	4.2
Municipals	1.9
Cash & Cash Equivalents	1.8
Purchased Options	0.1

MIST-2

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.54%	$1,000.00	$1,023.30	$2.75
	Hypothetical*	0.54%	$1,000.00	$1,022.42	$2.75

Class B(a)	Actual	0.79%	$1,000.00	$1,021.30	$4.01
	Hypothetical*	0.79%	$1,000.00	$1,021.17	$4.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—42.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—9.2%
Fannie Mae 15 Yr. Pool
4.500%, 09/01/24	3,132,645	$3,372,064
4.500%, 03/01/25	5,655,602	6,104,633
4.000%, 04/01/26	4,870,152	5,219,534
4.000%, 05/01/26	5,011,184	5,370,684
Fannie Mae ARM Pool
2.125%, 05/01/19 (a)	114,094	114,664
2.180%, 01/01/20 (a)	172,934	181,193
2.698%, 02/01/32 (a)	149,266	158,722
2.323%, 06/01/32 (a)	8,852	9,022
2.365%, 01/01/33 (a)	200,711	202,247
2.322%, 06/01/33 (a)	117,908	119,704
2.873%, 08/01/33 (a)	133,045	141,724
2.653%, 10/01/33 (a)	67,869	72,131
2.912%, 05/01/34 (a)	151,421	152,778
4.004%, 05/01/34 (a)	135,574	136,128
2.492%, 11/01/34 (a)	9,884,681	10,644,764
2.825%, 11/01/34 (a)	99,316	100,511
2.410%, 02/01/35 (a)	183,131	195,251
2.151%, 03/01/35 (a)	99,132	104,100
2.935%, 04/01/35 (a)	1,965,571	2,105,631
2.230%, 06/01/35 (a)	126,180	133,061
2.160%, 07/01/35 (a)	306,986	326,986
2.845%, 08/01/35 (a)	1,748,420	1,866,132
2.794%, 09/01/35 (a)	12,267,264	13,123,018
2.320%, 11/01/35 (a)	327,627	342,968
2.811%, 11/01/35 (a)	79,554	84,923
2.951%, 11/01/35 (a)	5,918,227	6,331,506
2.693%, 12/01/35 (a)	234,471	242,134
2.161%, 02/01/36 (a)	182,590	191,989
2.332%, 03/01/36 (a)	530,769	564,665
2.175%, 07/01/36 (a)	113,955	117,372
2.755%, 11/01/36 (a)	6,882,572	7,355,818
Freddie Mac ARM Non-Gold Pool
3.100%, 04/01/34 (a)	1,485,653	1,573,623
2.375%, 05/01/34 (a)	507,255	539,605
2.843%, 01/01/35 (a)	186,705	198,997
2.902%, 01/01/35 (a)	1,703,172	1,818,089
2.805%, 03/01/35 (a)	1,307,686	1,395,301
3.073%, 04/01/35 (a)	123,824	125,960
2.938%, 07/01/35 (a)	481,579	516,991
2.493%, 07/01/36 (a)	144,413	153,544
3.034%, 06/01/37 (a)	8,196,007	8,803,070
3.190%, 06/01/37 (a)	691,664	741,688
2.495%, 07/01/37 (a)	798,874	855,301
3.573%, 09/01/37 (a)	707,428	754,736
Freddie Mac Multifamily Structured Pass- Through Certificates (CMO)
3.342%, 12/25/19	3,584,927	3,904,296
2.902%, 08/25/20	7,955,977	8,535,674

		95,102,932

U.S. Treasury—33.0%
U.S. Treasury Bonds
11.250%, 02/15/15	4,000,000	4,925,624

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes
1.875%, 07/15/13	3,778,410	$3,840,992
1.250%, 04/15/14	7,432,536	7,665,962
0.125%, 04/15/16	3,143,940	3,312,436
U.S. Treasury Notes
2.250%, 05/31/14	5,400,000	5,554,408
2.625%, 07/31/14	12,000,000	12,453,288
4.250%, 08/15/14	23,000,000	24,493,206
2.375%, 10/31/14	33,300,000	34,587,777
4.250%, 11/15/14	17,000,000	18,265,038
4.000%, 02/15/15	38,000,000	40,986,572
2.500%, 04/30/15	14,000,000	14,715,316
4.125%, 05/15/15	10,000,000	10,900,780
1.750%, 07/31/15	11,000,000	11,403,909
4.250%, 08/15/15	33,000,000	36,364,449
4.500%, 11/15/15	41,000,000	45,849,521
2.125%, 12/31/15	30,000,000	31,572,660
4.500%, 02/15/16	28,000,000	31,563,448

		338,455,386

Total U.S. Treasury & Government Agencies (Cost $426,967,305)		433,558,318

Foreign Bonds & Debt Securities—19.4%

Beverages—0.2%
Heineken N.V. 0.800%, 10/01/15 (144A)	1,800,000	1,804,588

Chemicals—0.1%
Ineos Finance plc 9.000%, 05/15/15 (144A)	800,000	854,000
Ineos Group Holdings S.A. 8.500%, 02/15/16 (144A)	700,000	700,000

		1,554,000

Commercial Banks—6.9%
Banco Bradesco S.A. of the Cayman Islands 2.410%, 05/16/14 (144A) (a)	4,200,000	4,232,340
Bank Negara Malaysia Monetary Notes
Zero Coupon, 01/10/13 (MYR)	570,000	186,302
Zero Coupon, 02/19/13 (MYR)	50,000	16,289
Zero Coupon, 02/26/13 (MYR)	2,280,000	742,190
Zero Coupon, 03/07/13 (MYR)	50,000	16,264
Zero Coupon, 03/14/13 (MYR)	140,000	45,510
Zero Coupon, 05/23/13 (MYR)	630,000	203,619
Zero Coupon, 05/28/13 (MYR)	1,230,000	397,376
Zero Coupon, 06/04/13 (MYR)	430,000	138,840
Zero Coupon, 06/11/13 (MYR)	3,290,000	1,061,744
Zero Coupon, 06/18/13 (MYR)	5,280,000	1,702,957
Zero Coupon, 06/20/13 (MYR)	4,050,000	1,306,027
Zero Coupon, 06/27/13 (MYR)	220,000	70,918
Zero Coupon, 07/04/13 (MYR)	180,000	57,992
Zero Coupon, 07/11/13 (MYR)	170,000	54,723
Zero Coupon, 07/18/13 (MYR)	160,000	51,491

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Banks—(Continued)
Bank Negara Malaysia Monetary Notes
Zero Coupon, 07/25/13 (MYR)	140,000	$45,014
Zero Coupon, 08/06/13 (MYR)	530,000	171,043
Zero Coupon, 08/15/13 (MYR)	650,000	208,635
Zero Coupon, 08/27/13 (MYR)	280,000	89,798
Zero Coupon, 09/05/13 (MYR)	160,000	51,268
Zero Coupon, 09/17/13 (MYR)	385,000	123,242
Zero Coupon, 10/31/13 (MYR)	1,950,000	622,020
Zero Coupon, 11/19/13 (MYR)	700,000	222,928
Zero Coupon, 12/12/13 (MYR)	1,010,000	321,086
Bank of Montreal 0.800%, 11/06/15	3,000,000	2,997,807
BBVA U.S. Senior SAU 2.435%, 05/16/14 (a)	4,200,000	4,165,585
Commonwealth Bank of Australia 3.750%, 10/15/14 (144A)	4,200,000	4,417,379
Credit Suisse of New York 2.200%, 01/14/14	4,200,000	4,265,180
HSBC Bank Brasil S.A. - Banco Multiplo 4.000%, 05/11/16 (144A)	4,200,000	4,383,750
Irish Bank Resolution Corp., Ltd. 4.000%, 04/15/15 (EUR)	3,000,000	3,983,532
Nordea Bank AB 2.125%, 01/14/14 (144A)	4,200,000	4,241,265
Nykredit Realkredit A.S.
2.000%, 04/01/13 (DKK)	30,000,000	5,333,613
2.000%, 10/01/13 (DKK)	30,000,000	5,377,676
2.000%, 01/01/16 (DKK)	18,000,000	3,313,900
4.000%, 01/01/16 (DKK)	9,000,000	1,749,570
Realkredit Danmark A.S. 4.000%, 01/01/16 (DKK)	9,000,000	1,752,254
Royal Bank of Scotland plc (The) 4.875%, 08/25/14 (144A)	4,200,000	4,430,912
Santander US Debt S.A. Unipersonal 2.991%, 10/07/13 (144A)	4,200,000	4,207,888
UBS AG 2.250%, 01/28/14	4,200,000	4,261,778

		71,021,705

Diversified Financial Services—1.9%
Banque PSA Finance S.A. 3.375%, 04/04/14 (144A)	4,100,000	4,144,784
GE Capital European Funding 4.875%, 03/06/13 (EUR)	8,000,000	10,641,021
Woodside Finance, Ltd. 4.500%, 11/10/14 (144A)	4,200,000	4,444,402

		19,230,207

Electric—0.5%
GDF Suez 1.625%, 10/10/17 (144A)	1,000,000	1,000,907
Korea Hydro & Nuclear Power Co., Ltd. 6.250%, 06/17/14 (144A)	4,300,000	4,613,332

		5,614,239

Food—0.1%
TESCO plc 2.000%, 12/05/14 (144A)	1,000,000	$1,022,340

Holding Companies - Diversified—0.3%
Hutchison Whampoa International 09/16, Ltd. 4.625%, 09/11/15 (144A)	2,000,000	2,166,260
Hutchison Whampoa International 11, Ltd. 3.500%, 01/13/17 (144A)	400,000	425,446

		2,591,706

Iron/Steel—0.1%
ArcelorMittal 5.000%, 02/25/17	1,000,000	1,010,331

Mining—0.6%
FMG Resources (August 2006) Pty, Ltd. 6.000%, 04/01/17 (144A)	900,000	922,500
Rio Tinto Finance USA plc 1.625%, 08/21/17	2,600,000	2,635,396
Xstrata Finance Canada, Ltd. 1.800%, 10/23/15 (144A)	3,000,000	3,018,348

		6,576,244

Oil & Gas—1.0%
BG Energy Capital plc 2.875%, 10/15/16 (144A)	4,500,000	4,753,768
BP Capital Markets plc 0.700%, 11/06/15	4,000,000	3,997,076
CNPC General Capital, Ltd. 2.750%, 04/19/17 (144A)	800,000	828,205
CNPC HK Overseas Capital, Ltd. 3.125%, 04/28/16 (144A)	500,000	521,395
Drill Rigs Holdings, Inc. 6.500%, 10/01/17 (144A)	400,000	400,000

		10,500,444

Oil & Gas Services—0.5%
Cie Generale de Geophysique - Veritas 9.500%, 05/15/16	1,000,000	1,077,500
Schlumberger Norge 1.950%, 09/14/16 (144A)	4,000,000	4,109,464

		5,186,964

Pipelines—0.1%
Kinder Morgan Finance Co. ULC 5.700%, 01/05/16	500,000	549,066

Provincial—0.4%
New South Wales Treasury Corp. 5.500%, 08/01/13 (AUD)	1,860,000	1,960,234
Queensland Treasury Corp. 6.000%, 08/21/13 (AUD)	95,000	100,565
Western Australia Treasury Corp. 8.000%, 06/15/13 (AUD)	2,200,000	2,335,869

		4,396,668

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Retail—0.1%
Edcon Proprietary, Ltd. 3.433%, 06/15/14 (144A) (EUR) (a)	700,000	$887,007

Sovereign—6.1%
Hungary Government International Bond 6.750%, 07/28/14 (EUR)	700,000	972,474
Indonesia Retail Bond 7.950%, 08/15/13 (IDR)	19,500,000,000	2,058,107
Indonesia Treasury Bonds
12.500%, 03/15/13 (IDR)	2,500,000,000	263,855
9.000%, 09/15/13 (IDR)	2,390,000,000	256,046
Ireland Government Bonds
5.000%, 04/18/13 (EUR)	149,000	197,597
4.000%, 01/15/14 (EUR)	250,000	336,181
4.600%, 04/18/16 (EUR)	3,078,000	4,303,327
Korea Treasury Bonds 3.000%, 12/10/13 (KRW)	16,045,000,000	15,017,607
Malaysia Government Bonds
3.702%, 02/25/13 (MYR)	590,000	193,112
3.210%, 05/31/13 (MYR)	6,135,000	2,007,425
3.461%, 07/31/13 (MYR)	2,090,000	685,039
8.000%, 10/30/13 (MYR)	10,000	3,401
5.094%, 04/30/14 (MYR)	3,935,000	1,320,853
3.434%, 08/15/14 (MYR)	40,000	13,162
Malaysia Treasury Bills
0.307%, 01/25/13 (MYR)	220,000	71,816
0.792%, 03/22/13 (MYR)	240,000	77,969
1.185%, 05/31/13 (MYR)	100,000	32,299
Mexican Bonos
9.000%, 06/20/13 (MXN)	6,050,000	477,649
8.000%, 12/19/13 (MXN)	50,200,000	4,008,423
7.000%, 06/19/14 (MXN)	19,820,000	1,582,630
9.500%, 12/18/14 (MXN)	8,960,000	754,471
Mexico Cetes Zero Coupon, 09/19/13 (MXN)	11,662,000	873,890
Poland Government Bonds
5.250%, 04/25/13 (PLN)	985,000	320,105
Zero Coupon, 07/25/13 (PLN)	3,430,000	1,089,324
5.000%, 10/24/13 (PLN)	4,830,000	1,584,054
Zero Coupon, 01/25/14 (PLN)	2,705,000	846,244
5.750%, 04/25/14 (PLN)	8,610,000	2,874,043
5.500%, 04/25/15 (PLN)	1,245,000	423,364
6.250%, 10/24/15 (PLN)	1,385,000	484,718
5.150%, 01/25/17 (PLN) (a)	5,746,000	1,867,220
5.150%, 01/25/21 (PLN) (a)	5,829,000	1,875,359
Singapore Treasury Bills
0.011%, 01/10/13 (SGD) (b)	250,000	204,649
0.019%, 01/10/13 (SGD)	180,000	147,348
0.044%, 01/24/13 (SGD) (b)	400,000	327,407
0.074%, 02/07/13 (SGD) (b)	1,690,000	1,383,171
0.155%, 04/18/13 (SGD)	250,000	204,521
0.078%, 05/02/13 (SGD) (b)	500,000	409,002
Sweden Government Bonds
1.500%, 08/30/13 (SEK)	1,670,000	258,258
6.750%, 05/05/14 (SEK)	58,070,000	9,636,719

Sovereign—(Continued)
Sweden Treasury Bills
0.368%, 03/20/13 (SEK) (b)	12,510,000	$1,918,354
0.800%, 06/19/13 (SEK) (b)	5,280,000	808,610

		62,169,803

Telecommunications—0.5%
Intelsat S.A. 6.500%, 11/01/13	2,900,000	3,016,000
Telefonica Emisiones SAU 2.582%, 04/26/13	2,100,000	2,112,600

		5,128,600

Total Foreign Bonds & Debt Securities (Cost $197,335,945)		199,243,912

Domestic Bonds & Debt Securities—15.9%

Advertising—0.1%
inVentiv Health, Inc. 9.000%, 01/15/18 (144A)	600,000	607,500

Agriculture—0.8%
Cargill, Inc. 4.375%, 04/29/13 (EUR)	500,000	668,131
Lorillard Tobacco Co. 3.500%, 08/04/16	3,800,000	4,024,554
Philip Morris International, Inc. 3.250%, 03/11/13 (CHF)	2,000,000	2,198,489
Reynolds American, Inc. 1.050%, 10/30/15	1,000,000	1,000,386

		7,891,560

Auto Manufacturers—0.4%
Daimler Finance North America LLC 1.950%, 03/28/14 (144A)	4,200,000	4,254,277

Biotechnology—0.1%
Gilead Sciences, Inc. 2.400%, 12/01/14	1,000,000	1,031,711

Commercial Banks—3.6%
Ally Financial, Inc. 4.500%, 02/11/14	1,750,000	1,804,687
Bank of America Corp. 1.897%, 07/11/14 (a)	6,000,000	6,071,844
CIT Group, Inc. 5.000%, 05/15/17	400,000	426,000
4.250%, 08/15/17	700,000	724,100
Goldman Sachs Group, Inc. (The) 3.300%, 05/03/15	4,200,000	4,379,945
JPMorgan Chase & Co. 4.375%, 01/30/14 (EUR)	4,900,000	6,728,733
Regions Financial Corp. 4.875%, 04/26/13	2,000,000	2,025,000

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Banks—(Continued)
U.S. Bancorp 1.375%, 09/13/13	4,200,000	$4,225,276
U.S. Bank N.A. 3.778%, 04/29/20 (a)	1,000,000	1,060,850
Wachovia Corp. 0.653%, 10/28/15 (a)	1,032,000	1,017,133
0.710%, 10/15/16 (a)	5,143,000	5,056,448
Wells Fargo & Co. 6.000%, 05/23/13 (EUR)	2,750,000	3,708,437

		37,228,453

Commercial Services—0.4%
Block Financial LLC 5.125%, 10/30/14	4,200,000	4,424,175

Construction Materials—0.2%
Cemex Finance LLC 9.500%, 12/14/16 (144A)	1,200,000	1,311,000
Euramax International, Inc. 9.500%, 04/01/16	500,000	468,750

		1,779,750

Diversified Financial Services—0.8%
CNH Capital LLC 3.875%, 11/01/15 (144A)	700,000	725,375
Ford Motor Credit Co. LLC 7.000%, 04/15/15	2,000,000	2,235,076
Hyundai Capital America 4.000%, 06/08/17 (144A)	300,000	324,110
John Deere Capital Corp. 0.443%, 10/08/14 (a)	4,000,000	4,003,196
Nuveen Investments, Inc. 9.125%, 10/15/17 (144A)	600,000	592,500

		7,880,257

Electric—0.1%
Georgia Power Co. 0.625%, 11/15/15	1,000,000	998,553

Food—0.2%
Kraft Foods Group, Inc. 1.625%, 06/04/15 (144A)	1,000,000	1,018,373
Safeway, Inc. 3.400%, 12/01/16	600,000	620,196

		1,638,569

Food & Staples Retailing—0.1%
Costco Wholesale Corp. 0.650%, 12/07/15	1,000,000	1,001,274

Gas—0.4%
Sempra Energy 2.000%, 03/15/14	4,200,000	4,264,810

Health Care Providers & Services—0.1%
Aetna, Inc. 1.500%, 11/15/17	1,000,000	$1,003,176

Healthcare - Services—0.1%
Laboratory Corp. of America Holdings 2.200%, 08/23/17	1,000,000	1,027,573

Home Builders—1.8%
Centex Corp. 5.250%, 06/15/15	3,000,000	3,262,500
6.500%, 05/01/16	6,000,000	6,915,000
DR Horton, Inc. 4.750%, 05/15/17	2,000,000	2,135,000
Toll Brothers Finance Corp. 5.150%, 05/15/15	6,000,000	6,409,290

		18,721,790

Insurance—0.9%
Prudential Covered Trust 2.997%, 09/30/15 (144A)	8,550,000	8,872,292

IT Services—0.4%
Hewlett-Packard Co. 1.859%, 09/19/14 (a)	4,200,000	4,163,246

Lodging—0.1%
MGM Resorts International 6.625%, 07/15/15	1,500,000	1,616,250

Media—0.6%
DISH DBS Corp. 7.125%, 02/01/16	1,500,000	1,687,500
NBCUniversal Media LLC 2.100%, 04/01/14	4,200,000	4,278,187

		5,965,687

Office/Business Equipment—0.4%
Xerox Corp. 1.130%, 05/16/14 (a)	4,200,000	4,192,629

Oil & Gas—1.3%
Anadarko Petroleum Corp. 5.750%, 06/15/14	2,000,000	2,128,730
Chesapeake Energy Corp. 9.500%, 02/15/15	2,000,000	2,270,000
Chevron Corp. 1.104%, 12/05/17	1,000,000	1,008,167
Petrohawk Energy Corp. 7.875%, 06/01/15	700,000	731,294
Phillips 66 1.950%, 03/05/15 (144A)	2,700,000	2,756,373
SandRidge Energy, Inc. 9.875%, 05/15/16	600,000	649,500

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Valero Energy Corp. 4.750%, 06/15/13	4,200,000	$4,279,624

		13,823,688

Pharmaceuticals—0.7%
AbbVie, Inc. 1.072%, 11/06/15 (144A) (a)	3,500,000	3,542,850
Express Scripts Holding Co. 2.750%, 11/21/14 (144A)	1,000,000	1,032,069
Teva Pharmaceutical Finance Co. LLC 1.700%, 11/10/14	1,500,000	1,535,228
Watson Pharmaceuticals, Inc. 1.875%, 10/01/17	1,000,000	1,014,297

		7,124,444

Telecommunications—2.3%
AT&T, Inc. 4.375%, 03/15/13 (EUR)	7,300,000	9,711,280
Embarq Corp. 7.082%, 06/01/16	2,071,000	2,428,221
Frontier Communications Corp. 8.250%, 04/15/17	1,000,000	1,160,000
Qwest Corp. 7.500%, 10/01/14	4,200,000	4,598,765
Verizon Communications, Inc. 1.950%, 03/28/14	4,200,000	4,277,246
0.700%, 11/02/15	1,000,000	1,000,951

		23,176,463

Total Domestic Bonds & Debt Securities (Cost $160,208,559)		162,688,127

Mortgage-Backed Securities—7.7%

Collateralized Mortgage Obligations—2.6%
Arkle Master Issuer plc 1.711%, 05/17/60 (144A) (a)	2,275,000	2,292,103
Banc of America Funding Corp. 0.381%, 07/20/36 (a)	1,441,712	1,426,113
Fosse Master Issuer plc 1.725%, 10/18/54 (144A) (a)	4,123,767	4,181,323
Granite Master Issuer plc 0.291%, 12/20/54 (a)	2,318,980	2,278,398
Holmes Master Issuer plc 1.740%, 10/15/54 (144A) (a)	1,690,676	1,705,938
Kildare Securities, Ltd. 0.431%, 12/10/43 (144A) (a)	2,753,526	2,639,021
MLCC Mortgage Investors, Inc. 0.950%, 03/25/28 (a)	1,124,334	1,103,786
2.480%, 04/25/35 (a)	1,256,832	1,264,689
Permanent Master Issuer plc 1.710%, 07/15/42 (144A) (a)	3,970,000	4,014,925
PHH Mortgage Capital LLC 5.318%, 06/18/35	452,354	453,118

Collateralized Mortgage Obligations—(Continued)
Springleaf Mortgage Loan Trust 2.220%, 10/25/57 (144A)	3,173,199	$3,268,712
Wells Fargo Mortgage Backed Securities Trust 2.626%, 06/25/35 (a)	2,264,106	2,246,056

		26,874,182

Commercial Mortgage-Backed Securities—5.1%
Banc of America Large Loan, Inc. 2.509%, 11/15/15 (144A) (a)	2,929,543	2,931,645
Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.460%, 09/10/45	3,200,000	3,361,291
5.695%, 07/10/46	4,024,000	3,835,466
Bear Stearns Commercial Mortgage Securities, Inc. 5.452%, 03/11/39	3,961,000	4,054,587
5.715%, 06/11/40	3,200,000	3,614,432
5.611%, 09/11/41	3,620,000	3,539,182
Citigroup / Deutsche Bank Commercial Mortgage Trust 5.617%, 10/15/48	3,200,000	3,686,966
Citigroup Commercial Mortgage Trust 5.482%, 10/15/49	2,000,000	1,909,350
6.060%, 12/10/49	380,143	385,373
G-FORCE 2005-RR LLC 4.830%, 08/22/36 (144A)	2,301,073	2,319,770
Greenwich Capital Commercial Funding Corp. 5.867%, 07/10/38	715,000	807,042
5.867%, 07/10/38	3,050,000	2,968,097
5.867%, 07/10/38	3,200,000	3,683,259
JP Morgan Chase Commercial Mortgage Securities Corp. 5.464%, 12/12/43	3,500,000	3,661,175
5.871%, 04/15/45	2,410,000	2,350,527
Morgan Stanley Capital I Trust 5.500%, 03/12/44	1,100,000	1,118,054
Wachovia Bank Commercial Mortgage Trust 0.289%, 06/15/20 (144A)	2,055,555	2,024,326
5.077%, 10/15/35 (144A)	3,590,000	3,670,468
5.736%, 05/15/43	2,700,000	1,914,718

		51,835,728

Total Mortgage-Backed Securities (Cost $76,227,716)		78,709,910

Floating Rate Loans (a)—6.4%

Aerospace/Defense—0.1%
Fly Funding II S.A.R.L, Term Loan 4.500%, 08/08/18 (c)	79,378	79,874
Silver II US Holdings LLC First Lien Term Loan 3.750%, 12/13/19 (c)	720,700	728,808

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
TransDigm Group, Inc. Term Loan 3.000%, 02/14/17	631,640	$636,353

		1,445,035

Agriculture—0.0%
American Rock Salt Holdings LLC Term Loan 4.250%, 04/25/17 (c)	409,164	404,958

Apparel—0.1%
Phillips-Van Heusen Corp., Term Loan 2.500%, 12/19/19 (c)	820,354	826,051

Auto Manufacturers—0.2%
Chrysler Group LLC Term Loan 4.750%, 05/24/16 (c)	2,000,000	1,937,500

Auto Parts & Equipment—0.3%
Allison Transmission, Inc. Term Loan 3.250%, 08/23/19	549,643	555,052
Federal-Mogul Corp. Term Loan 1.938%, 12/29/14 (c)	737,708	681,457
1.938%, 12/28/15 (c)	376,513	347,804
Tomkins LLC Term Loan 3.000%, 09/29/16	1,031,729	1,039,895

		2,624,208

Chemicals—0.3%
Ineos U.S. Finance LLC Term Loan 5.250%, 05/04/18	2,569,118	2,600,512
PL Propylene Term Loan 5.750%, 03/27/17	435,071	442,141
Tronox, Inc. Delayed Draw Term Loan 3.250%, 02/08/18	128,277	129,801
Term Loan 3.250%, 02/08/18	470,347	475,935

		3,648,389

Coal—0.3%
Arch Coal, Inc. Term Loan 4.500%, 05/16/18	1,998,585	2,022,478

Coal—(Continued)
Walter Energy, Inc. Term Loan 4.750%, 04/02/18	1,298,786	$1,309,339

		3,331,817

Commercial Services—0.5%
Avis Budget Car Rental LLC Term Loan 3.250%, 03/15/19	981,760	991,823
Hertz Corp. (The) Term Loan 2.750%, 03/11/18	731,661	735,166
Interactive Data Corp. Term Loan 3.250%, 02/12/18	1,021,735	1,028,755
KAR Auction Services, Inc. Term Loan 3.750%, 05/19/17	2,359,665	2,387,391

		5,143,135

Containers & Packaging—0.2%
Reynolds Group Holdings, Inc. Term Loan 3.750%, 09/28/18	1,999,118	2,025,117

Diversified Financial Services—0.1%
Trans Union LLC Term Loan 4.000%, 02/12/18	1,147,115	1,165,274

Electronics—0.0%
Flextronics International, Ltd. Delayed Draw Term Loan 2.250%, 10/01/14	254,017	254,588
Term Loan 2.250%, 10/01/14	34,323	34,400

		288,988

Entertainment—0.1%
Ameristar Casinos, Inc. Term Loan 3.000%, 04/16/18	277,763	280,095
Cinemark USA, Inc., Term Loan 3.000%, 12/13/19	415,771	416,725

		696,820

Food—0.4%
Advance Pierre Foods, Inc. Term loan 4.500%, 07/10/17	337,907	342,130
ARAMARK Corp. Extended Letter of Credit 3.250%, 07/26/16	25,984	26,070

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Extended Term Loan 1.000%, 07/26/16 (c)	310,421	$310,453
3.250%, 07/26/16	394,579	395,881
Del Monte Foods Co. Term Loan 3.000%, 03/08/18	2,914,909	2,924,470

		3,999,004

Food & Staples Retailing—0.3%
BJ’s Wholesale Club, Inc. Term Loan 4.500%, 09/26/19	3,185,076	3,231,530

Forest Products & Paper—0.1%
NewPage Corp. Term Loan 6.500%, 11/16/18 (c)	562,075	570,506

Healthcare - Products—0.2%
Bausch & Lomb, Inc. Term Loan 4.250%, 05/17/19	1,669,595	1,686,441
Hologic, Inc. Term Loan 3.500%, 08/01/19	465,621	471,772

		2,158,213

Healthcare - Services—0.8%
Community Health Systems, Inc. Extended Term Loan 3.500%, 01/25/17	1,458,363	1,468,841
DaVita, Inc. Term Loan 3.000%, 10/20/16	1,488,645	1,501,277
3.000%, 11/01/19	1,025,489	1,034,139
HCA, Inc. Extended Term Loan 3.250%, 03/31/17	3,140,504	3,153,741
Universal Health Services, Inc. Term Loan 2.750%, 11/15/16	387,569	390,639
WC Luxco S.A.R.L. Term Loan 3.250%, 03/15/18	592,756	598,995

		8,147,632

Household Products/Wares—0.0%
Spectrum Brands, Inc. Term Loan 3.250%, 12/17/19	124,800	126,253

Insurance—0.0%
Asurion LLC First Lien Term Loan 4.000%, 05/24/18	162,651	$164,532
Term Loan 3.500%, 07/18/17	234,692	236,634

		401,166

IT Services—0.1%
Moneygram International, Inc. Term Loan 3.000%, 11/18/17	907,142	908,502
SunGard Data Systems, Inc., Term Loan 3.500%, 12/11/19 (c)	174,100	175,841

		1,084,343

Lodging—0.0%
MGM Resorts International Term Loan 3.250%, 12/20/19	237,614	240,377

Machinery - Construction & Mining—0.1%
Terex Corp. Term Loan 3.500%, 04/28/17	811,899	824,081

Media—0.2%
CSC Holdings, Inc. Term Loan 1.750%, 03/29/16	829,498	835,268
Foxco Acquisition Sub LLC Term Loan 4.500%, 07/14/17	239,425	243,115
Regal Cinemas, Inc. Term Loan 3.000%, 08/23/17	609,502	613,422
Sinclair Television Group, Inc. Term Loan 3.000%, 10/28/16	252,431	254,323
Weather Channel (The) Term Loan 3.250%, 02/13/17	456,152	461,854

		2,407,982

Metal Fabricate/Hardware—0.1%
Rexnord LLC Term Loan 3.500%, 04/02/18 (c)	1,142,608	1,153,914

Mining—0.1%
Fortescue Metals Group, Ltd. Term Loan 4.250%, 10/18/17	809,367	817,740

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Office/Business Equipment—0.0%
Quintiles Transnational Corp. Incremental Term Loan 3.250%, 06/08/18 (c)	12,520	$12,621

Oil & Gas—0.1%
Plains Exploration & Production Term Loan 3.000%, 11/30/19	628,470	632,009

Packaging & Containers—0.0%
Exopack LLC Term Loan 5.000%, 05/31/17	76,217	76,598

Pharmaceuticals—0.4%
Par Pharmaceutical Cos., Inc. Term Loan 3.750%, 09/30/19	637,977	638,312
Valeant Pharmaceuticals International, Inc. Term Loan 3.250%, 02/13/19 (c)	558,009	562,490
3.250%, 12/01/19	818,100	823,978
Warner Chilcott Co. LLC Term Loan 3.250%, 03/15/18	431,095	435,633
Warner Chilcott Corp. Term Loan 1.000%, 03/15/18	862,191	871,265
3.250%, 03/15/18	327,435	330,881

		3,662,559

Retail—0.6%
Burger King Corp. Term Loan 2.750%, 09/27/19	840,013	845,842
DineEquity, Inc. Term Loan 3.000%, 10/19/17 (c)	442,892	447,287
Evergreen Acquisition Co, L.P. Term Loan 3.750%, 07/09/19	2,361,889	2,374,679
Party City Holding, Inc Term Loan 4.500%, 07/26/19	753,775	763,548
Wendy’s International, Inc. Term Loan 3.500%, 05/15/19	1,723,481	1,745,024

		6,176,380

Semiconductors—0.1%
Freescale Semiconductor, Inc. Term Loan 3.750%, 06/01/16 (c)	1,000,000	875,000

Telecommunications—0.6%
Intelsat Jackson Holdings S.A. Term Loan 3.250%, 04/02/18	2,093,194	$2,114,565
Riverbed Technology, Inc., Term Loan 3.000%, 12/13/19 (c)	210,750	213,121
Telesat Canada / Telesat LLC Term Loan 3.250%, 03/28/19	1,528,731	1,543,636
UPC Financing Partnership Term Loan 3.500%, 12/30/16	1,181,639	1,184,842
3.500%, 12/29/17	415,669	416,276
3.000%, 01/29/21	238,500	239,480

		5,711,920

Trading Companies & Distributors—0.0%
WESCO Distribution, Inc., Term Loan 3.500%, 12/12/19	234,789	236,453

Total Floating Rate Loans (Cost $65,256,207)		66,083,573

Asset-Backed Securities—4.2%

Asset-Backed - Credit Card—0.6%
Capital One Multi-Asset Execution Trust 0.269%, 01/15/16 (a)	3,200,000	3,200,013
MBNA Credit Card Master Note Trust 0.269%, 10/15/15 (a)	3,200,000	3,199,213

		6,399,226

Asset-Backed - Home Equity—0.8%
Argent Securities, Inc. 0.570%, 10/25/35 (a)	1,270,000	1,053,070
Bayview Financial Acquisition Trust 0.840%, 08/28/44 (a)	1,419,143	1,382,405
MASTR Asset Backed Securities Trust 0.940%, 09/25/34 (a)	1,400,000	1,305,174
Morgan Stanley ABS Capital I 1.410%, 05/25/33 (a)	554,365	521,908
Residential Funding Mortgage Securities II Home Loan Trust 5.480%, 06/25/34	1,038,287	1,085,643
Terwin Mortgage Trust 2005-8HE 0.580%, 07/25/35 (144A) (a)	2,615,978	2,608,984

		7,957,184

Asset-Backed - Other—2.8%
Aames Mortgage Investment Trust 0.915%, 10/25/35 (a)	935,566	925,127
Ameriquest Mortgage Securities, Inc. 1.035%, 06/25/34 (a)	2,624,583	2,576,170

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2012

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Chase Funding Mortgage Loan Asset-Backed Certificates 5.351%, 02/25/35	844,270	$869,827
Conseco Financial Corp. 6.370%, 07/01/25	158,453	158,558
6.740%, 02/01/31	1,793,236	1,789,883
Countryplace Manufactured Housing Contract Trust 4.800%, 12/15/35 (144A)	266,824	276,465
Countrywide Asset-Backed Certificates 0.960%, 03/25/34 (a)	691,000	650,520
0.910%, 12/25/34 (a)	1,386,000	1,370,087
0.720%, 06/25/35 (a)	2,249,192	2,170,613
0.450%, 04/25/36 (a)	1,220,711	1,210,332
CT CDO III, Ltd. 5.471%, 06/25/35 (144A)	2,470,000	2,523,327
CT CDO IV, Ltd. 0.521%, 10/20/43 (144A) (a)	2,344,386	2,164,900
Greenpoint Mortgage Funding Trust 0.930%, 07/25/30 (a)	1,770,829	1,755,862
GSAMP Trust 2005-HE3 0.880%, 06/25/35 (a)	1,890,802	1,831,884
JPMorgan Mortgage Acquisition Corp. 0.360%, 05/25/36 (a)	601,630	575,352
LNR CDO 2003-1, Ltd. 1.511%, 07/23/36 (144A) (a)	1,000,000	988,890
Long Beach Mortgage Loan Trust 0.680%, 08/25/35 (a)	2,339,734	2,288,364
Morgan Stanley ABS Capital I 0.945%, 01/25/35 (a)	1,064,515	981,144
Park Place Securities, Inc. 0.660%, 09/25/35 (a)	675,000	630,106
Structured Asset Securities Corp. 0.510%, 02/25/36 (a)	3,025,249	2,962,480

		28,699,891

Total Asset-Backed Securities (Cost $42,069,305)		43,056,301

Municipals—1.9%
California State Public Works Board 3.183%, 12/01/14	3,685,000	3,788,549
Citizens Property Insurance Corp. Revenue 1.880%, 06/01/13 (a)	2,500,000	2,515,350
City of Burleson, Texas, Refunding, General Obligation, Ltd. 3.000%, 03/01/13	690,000	692,781
3.000%, 03/01/14	1,010,000	1,038,169
City of Cleveland, Ohio, Public Improvements, General Obligation, Ltd. 2.250%, 12/01/15	1,295,000	1,340,519
New York State Dormitory Authority, Revenue, Refunding (Assured Guaranty Insured) 4.000%, 10/01/14	2,085,000	2,202,010
New York State Urban Development Corp., Revenue, Refunding 5.000%, 01/01/15	2,000,000	2,178,560
Municipals—(Continued)
Security Description	Contracts/ Principal Amount*/ Shares	Value
Reading School District, Refunding, General Obligation Unlimited 5.000%, 04/01/15	2,500,000	$2,699,625
State of Illinois, Refunding, General Obligation Unlimited 5.000%, 01/01/16	2,500,000	2,767,450

Total Municipals (Cost $19,227,384)		19,223,013

Purchased Options—0.1%

Put Option—0.1%
EUR Currency, Strike Price 1.3, Expires 06/25/13 (Counterparty—Barclays Bank plc)	20,000,000	472,400
Markit CDX North America, Series 19, Strike Price 94, Expires 03/20/13 (Counterparty—Citigroup, Inc.)	8,000,000	40,826
Markit CDX North America, Series 19, Strike Price 94, Expires 03/20/13 (Counterparty—Credit Suisse International)	7,000,000	35,723

Total Purchased Options (Cost $689,200)		548,949

Common Stock—0.0%

Forest Products & Paper—0.0%
NewPage Corp. (d) (Cost $555,509)	2,400	229,920

Short-Term Investment—1.8%

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $18,619,010 on 01/02/13, collateralized by $18,995,000 Federal Home Loan Mortgage Corp. at 0.42% due 06/19/13 with a value of $18,995,000.	18,619,000	18,619,000

Total Short-Term Investment (Cost $18,619,000)		18,619,000

Total Investments—99.6% (Cost $1,007,156,130) (e)		1,021,961,023
Unfunded Loan Commitments—(0.1)% (Cost $(1,000,000))		(1,000,000)
Net Investments—99.5% (Cost $1,006,156,130)		1,020,961,023
Other assets and liabilities (net)—0.5%		5,288,320

Net Assets—100.0%		$1,026,249,343

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2012

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(c)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $229,920, which is 0.02% of net assets. See details shown in the Restricted Securities table that follows.
(e)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,017,640,835. The aggregate unrealized appreciation and depreciation of investments were $25,860,224 and $(21,540,036), respectively, resulting in net unrealized appreciation of $4,320,188 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $125,177,796, which is 12.2% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(CDO)—	Collateralized Debt Obligation
(CHF)—	Swiss Franc
(CMO)—	Collateralized Mortgage Obligations
(DKK)—	Danish Krone
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(KRW)—	South Korea Won
(MYR)—	Malaysian Ringgit
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Restricted Securities	Acquisition Date	Shares	Cost	Value
NewPage Corp.	12/31/12	2,400	$555,509	$229,920

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$433,558,318	$—	$433,558,318
Total Foreign Bonds & Debt Securities*	—	199,243,912	—	199,243,912
Total Domestic Bonds & Debt Securities*	—	162,688,127	—	162,688,127
Total Mortgage-Backed Securities*	—	78,709,910	—	78,709,910
Total Floating Rate Loans*	—	66,083,573	—	66,083,573
Total Asset-Backed Securities*	—	43,056,301	—	43,056,301
Total Municipals	—	19,223,013	—	19,223,013
Total Purchased Options*	—	548,949	—	548,949
Total Common Stock*	—	229,920	—	229,920

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Total Short-Term Investment*	$—	$18,619,000	$—	$18,619,000
Total Investments	$—	$1,021,961,023	$—	$1,021,961,023

Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$2,119,502	$—	$2,119,502
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(1,755,721)	—	(1,755,721)
Total Forward Contracts	$—	$363,781	$—	$363,781
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$59,709	$—	$—	$59,709
Total Futures Contracts	$59,709	$—	$—	$59,709
Swap Contracts
Swap Contracts at Value (Assets)	$—	$206,403	$—	$206,403
Swap Contracts at Value (Liabilities)	—	(3,395,294)	—	(3,395,294)
Total Swap Contracts	$—	$(3,188,891)	$—	$(3,188,891)

*	See Schedule of Investments for additional detailed categorizations.

MIST-14

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,020,961,023
Cash		736,973
Cash denominated in foreign currencies (c)		322,090
Cash collateral (d)		3,408,875
Receivable for investments sold		744,851
Receivable for fund shares sold		471,806
Interest receivable		8,406,087
Net variation margin on futures contracts		20,642
Swap interest receivable		6,900
Swaps at market value (e)		206,403
Unrealized appreciation on forward foreign currency exchange contracts		2,119,502
Other assets		1,626

Total Assets		1,037,406,778

Liabilities
Payables for:
Investments purchased	$5,260,706
Fund shares redeemed	18,323
Swaps at market value (f)	3,395,294
Unrealized depreciation on forward foreign currency exchange contracts	1,755,721
Swap interest	61,327
Accrued Expenses:
Management fees	402,980
Distribution and service fees— Class B	18,246
Administration fees	5,524
Custodian and accounting fees	62,674
Deferred trustees’ fees	16,232
Other expenses	160,408

Total Liabilities		11,157,435

Net Assets		$1,026,249,343

Net assets represented by
Paid in surplus		$1,013,324,029
Accumulated net realized loss		(21,241,652)
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions		14,145,368
Undistributed net investment income		20,021,598

Net Assets		$1,026,249,343

Net Assets
Class A		$939,677,612
Class B		86,571,731
Capital Shares Outstanding*
Class A		92,890,860
Class B		8,586,591
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$10.12
Class B		10.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,006,156,130.
(b)	Investments at value includes unfunded loan commitments of $1,000,000.
(c)	Identified cost of cash denominated in foreign currencies was $321,421.
(d)	Includes collateral of $3,255,000 for swaps and $153,875 for futures.
(e)	Net premium paid on swaps was $998,836.
(f)	Net premium received on swaps was $3,031,287.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Interest (a)		$21,336,052

Total investment income		21,336,052
Expenses
Management fees	$4,770,897
Administration fees	27,396
Custodian and accounting fees	355,432
Distribution and service fees—Class B	176,445
Audit and tax services	85,243
Legal	35,939
Trustees’ fees and expenses	31,198
Shareholder reporting	107,932
Insurance	4,950
Miscellaneous	2,238

Total expenses	5,597,670
Less management fee waiver	(312,259)

Net expenses	5,285,411

Net Investment Income		16,050,641

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		(2,254,960)
Futures contracts		(964,411)
Swap contracts		493,636
Foreign currency transactions		3,656,920

Net realized gain		931,185

Net change in unrealized appreciation (depreciation) on:
Investments		29,746,283
Futures contracts		249,283
Swap contracts		(2,657,632)
Foreign currency transactions		(1,983,159)

Net change in unrealized appreciation		25,354,775

Net realized and unrealized gain		26,285,960

Net Increase in Net Assets From Operations		$42,336,601

(a)	Net of foreign withholding taxes of $126,653.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$16,050,641	$7,375,653
Net realized gain (loss)	931,185	(5,574,589)
Net change in unrealized appreciation (depreciation)	25,354,775	(11,209,407)

Net increase (decrease) in net assets resulting from operations	42,336,601	(9,408,343)

Distributions to Shareholders
From net investment income
Class A	(18,675,670)	—
Class B	(1,332,614)	—

Net decrease in net assets resulting from distributions	(20,008,284)	—

Net increase in net assets from capital share transactions	141,545,050	871,784,319

Net Increase in Net Assets	163,873,367	862,375,976

Net Assets
Net assets at beginning of period	862,375,976	—

Net assets at end of period	$1,026,249,343	$862,375,976

Undistributed net investment income at end of period	$20,021,598	$14,536,496

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Period Ended December 31, 2011(a)
	Shares	Value	Shares	Value
Class A
Sales	11,073,616	$110,759,964	84,708,439	$845,972,297
Reinvestments	1,888,339	18,675,670	—	—
Redemptions	(2,053,499)	(20,427,988)	(2,726,035)	(27,063,188)

Net increase	10,908,456	$109,007,646	81,982,404	$818,909,109

Class B
Sales	5,347,627	$53,337,952	6,162,089	$61,177,163
Reinvestments	135,017	1,332,614	—	—
Redemptions	(2,219,552)	(22,133,162)	(838,590)	(8,301,953)

Net increase	3,263,092	$32,537,404	5,323,499	$52,875,210

Increase derived from capital shares transactions		$141,545,050		$871,784,319

(a)	Commencement of operations was 4/29/2011.

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011(a)
Net Asset Value, Beginning of Period	$9.88	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.17	0.09
Net realized and unrealized gain (loss) on investments	0.29	(0.21)

Total from investment operations	0.46	(0.12)

Less Distributions
Distributions from net investment income	(0.22)	0.00

Total distributions	(0.22)	0.00

Net Asset Value, End of Period	$10.12	$9.88

Total Return (%) (c)	4.67	(1.20	)(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.57	0.59	(e)
Ratio of net expenses to average net assets (%) (f)	0.53	0.56	(e)
Ratio of net investment income to average net assets (%)	1.70	1.40	(e)
Portfolio turnover rate (%)	60	76	(d)
Net assets, end of period (in millions)	$939.7	$809.9

	Class B
	Year Ended December 31,
	2012	2011(a)
Net Asset Value, Beginning of Period	$9.86	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.14	0.09
Net realized and unrealized gain (loss) on investments	0.29	(0.23)

Total from investment operations	0.43	(0.14)

Less Distributions
Distributions from net investment income	(0.21)	0.00

Total distributions	(0.21)	0.00

Net Asset Value, End of Period	$10.08	$9.86

Total Return (%) (c)	4.40	(1.40	)(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.82	0.84	(e)
Ratio of net expenses to average net assets (%) (f)	0.78	0.81	(e)
Ratio of net investment income to average net assets (%)	1.45	1.37	(e)
Portfolio turnover rate (%)	60	76	(d)
Net assets, end of period (in millions)	$86.6	$52.5

(a)	Commencement of operations was 4/29/2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Low Duration Total Return Portfolio (the “Portfolio”) (commenced operations on April 29, 2011), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered two classes of shares: Class A and B Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-18

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

MIST-19

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, defaulted bonds, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2012, the Portfolio had open unfunded loan commitments of $1,000,000.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.

MIST-20

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$4,770,897	0.520%	First $100 Million
	0.510%	$100 Million to $250 Million
	0.500%	$250 Million to $500 Million
	0.490%	$500 Million to $1 Billion
	0.470%	$1 Billion to $1.5 Billion
	0.450%	Over $1.5 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - For the period April 30, 2012 to April 30, 2013, the Adviser contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio, Met/Templeton Growth Portfolio and Met/Templeton International Bond Portfolio, each a series of the Trust.

An identical agreement was in place for the period May 24, 2011 to April 29, 2012. Amounts waived for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

MIST-21

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2013. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B
0.75%	1.00%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2012, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the year ended December 31, 2012 are shown as expense reimbursed by the Adviser in the Statement of Operations, if applicable.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$385,599,884	$346,926,045	$230,313,064	$315,529,966

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these

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contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio gives the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

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Notes to Financial Statements—December 31, 2012—(Continued)

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the

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Notes to Financial Statements—December 31, 2012—(Continued)

form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event, the credit event is settled based on that entities weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012, for which the Portfolio is the seller of protection, are disclosed in Note 8 to the Notes to Financial Statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts**	$59,709
Credit	Investments at market value (a)	76,549
Foreign Exchange	Swaps at market value	206,403	Swaps at market value	$3,395,294
	Investments at market value (a)	472,400
	Unrealized appreciation on forward foreign currency exchange contracts	2,119,502	Unrealized depreciation on forward foreign currency exchange contracts	1,755,721

Total		$2,934,563		$5,151,015

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

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Notes to Financial Statements—December 31, 2012—(Continued)

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$(149,193)	$—	$(149,193)
Forward foreign currency transactions	—	—	4,122,481	4,122,481
Future contracts	(964,411)	—	—	(964,411)
Swap contracts	—	493,636	—	493,636

	$(964,411)	$344,443	$4,122,481	$3,502,513

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$(140,251)	$0	$(140,251)
Forward foreign currency transactions	—	—	(2,105,811)	(2,105,811)
Future contracts	249,283	—	—	249,283
Swap contracts	—	(2,657,632)	—	(2,657,632)

	$249,283	$(2,797,883)	$(2,105,811)	$(4,654,411)

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(b)
Investments (a)	$20,000,000
Forward Foreign currency transactions	130,904,833
Futures contracts long	65,816,667
Futures contracts short	22,141,667
Swap contracts	67,336,496

(a)	Includes options purchased which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.
(b)	Averages are based on activity levels during 2012.

6. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
04/16/13	Deutsche Bank London	40,250	CHF	$43,467	$624
04/16/14	Deutsche Bank London	40,250	CHF	43,917	540
04/16/15	Deutsche Bank London	1,440,250	CHF	1,593,197	15,247
05/08/13	Deutsche Bank London	1,129,880,000	CLP	2,232,303	88,320
05/09/13	JPMorgan Chase Bank N.A.	1,133,875,000	CLP	2,265,485	63,024
01/30/13	Deutsche Bank London	233,000	EUR	299,684	7,935
03/04/13	Deutsche Bank London	1,420,242	EUR	1,736,814	138,816
05/08/13	Deutsche Bank London	1,157,750	EUR	1,415,118	114,813
05/23/13	Deutsche Bank London	1,900,000	EUR	2,322,940	188,208
04/03/13	JPMorgan Chase Bank N.A.	3,830,000,000	IDR	400,000	(6,837)
05/06/13	JPMorgan Chase Bank N.A.	118,818,000	INR	2,114,933	5,705
05/07/13	Deutsche Bank London	119,574,000	INR	2,113,754	20,017
05/10/13	Deutsche Bank London	228,000,000	JPY	2,914,036	(279,656)
05/06/13	JPMorgan Chase Bank N.A.	128,788,870	PHP	3,023,710	114,125
05/07/13	Deutsche Bank London	129,673,810	PHP	3,038,850	120,541
05/06/13	Deutsche Bank London	1,623,132	SGD	1,312,046	16,651
05/07/13	Morgan Stanley & Co., Inc.	1,629,622	SGD	1,304,951	29,061
05/17/13	Morgan Stanley & Co., Inc.	3,496,264	SGD	2,764,632	97,447

Net Unrealized Appreciation					$734,581

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Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
03/11/13	Deutsche Bank London	2,065,000	CHF	$2,322,834	$62,304
04/16/13	Deutsche Bank London	40,250	CHF	44,274	183
04/16/14	Deutsche Bank London	40,250	CHF	44,731	274
04/16/15	Deutsche Bank London	1,440,250	CHF	1,621,354	12,910
04/15/13	Deutsche Bank London	30,600,000	DKK	5,332,869	(89,704)
09/11/13	Deutsche Bank London	20,500,000	DKK	3,541,811	(99,899)
09/27/13	Deutsche Bank London	19,000,000	DKK	3,318,487	(57,652)
11/06/13	Deutsche Bank London	30,600,000	DKK	5,290,456	(150,355)
01/30/13	Deutsche Bank London	835,105	EUR	1,100,000	(2,551)
01/30/13	Deutsche Bank London	539,000	EUR	709,971	(1,646)
01/30/13	Deutsche Bank London	153,125	EUR	204,728	2,564
01/30/13	Deutsche Bank London	61,250	EUR	81,376	510
03/04/13	Deutsche Bank London	1,420,242	EUR	1,900,000	24,370
03/06/13	Deutsche Bank London	8,390,000	EUR	10,745,073	(335,321)
03/15/13	Deutsche Bank London	3,861,875	EUR	5,093,041	(7,661)
03/15/13	Deutsche Bank London	2,505,000	EUR	3,282,803	(25,760)
03/15/13	Deutsche Bank London	1,252,500	EUR	1,664,197	9,915
03/26/13	Deutsche Bank London	178,275	EUR	235,555	67
04/02/13	Deutsche Bank London	5,667,000	EUR	7,528,326	42,118
05/02/13	Deutsche Bank London	300,000	EUR	392,970	(3,448)
05/06/13	Deutsche Bank London	1,824,000	EUR	2,407,680	(2,634)
05/06/13	Deutsche Bank London	521,875	EUR	649,317	(40,312)
05/07/13	Morgan Stanley & Co., Inc.	6,170,000	EUR	8,144,647	(8,740)
05/08/13	Deutsche Bank London	2,350,000	EUR	3,097,347	(8,105)
05/08/13	Deutsche Bank London	1,157,750	EUR	1,546,083	16,152
05/10/13	Citibank N.A.	2,909,965	EUR	3,796,341	(49,161)
05/23/13	Deutsche Bank London	4,756,875	EUR	6,119,720	(167,237)
05/29/13	Deutsche Bank London	693,000	EUR	877,165	(38,795)
06/05/13	Deutsche Bank London	500,796	EUR	622,956	(39,007)
06/11/13	Deutsche Bank London	93,500	EUR	118,605	(4,992)
07/05/13	Deutsche Bank London	1,455,100	EUR	1,842,913	(81,020)
07/26/13	Barclays Bank plc	923,000	EUR	1,199,715	(20,960)
07/29/13	Deutsche Bank London	410,000	EUR	499,667	(42,579)
08/01/13	Barclays Bank plc	1,046,650	EUR	1,287,380	(96,915)
08/08/13	Citibank N.A.	46,169	EUR	57,627	(3,440)
08/09/13	Citibank N.A.	5,933	EUR	7,415	(433)
08/23/13	Barclays Bank plc	17,272	EUR	21,628	(1,221)
09/12/13	Barclays Bank plc	30,815	EUR	39,557	(1,218)
09/16/13	Barclays Bank plc	152,186	EUR	197,028	(4,355)
09/17/13	UBS AG	87,929	EUR	113,763	(2,592)
09/19/13	Barclays Bank plc	31,978	EUR	42,125	(192)
09/24/13	Barclays Bank plc	21,514	EUR	27,963	(508)
01/30/14	Deutsche Bank London	3,653,125	EUR	4,897,745	55,616
01/30/14	Deutsche Bank London	1,461,250	EUR	1,946,531	9,680
05/06/13	JPMorgan Chase Bank N.A.	112,000,000	INR	1,918,137	(80,815)
05/10/13	Deutsche Bank London	283,178,000	JPY	3,567,822	295,899
05/10/13	Morgan Stanley & Co., Inc.	281,655,500	JPY	3,550,115	295,783
05/17/13	Morgan Stanley & Co., Inc.	265,900,000	JPY	3,342,552	270,083

Net Unrealized Depreciation					$(370,800)

(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(DKK)—	Danish Krone
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(PHP)—	Philippine Peso
(SGD)—	Singapore Dollar

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Notes to Financial Statements—December 31, 2012—(Continued)

7. Futures Contracts

The futures contracts outstanding as of December 31, 2012 were as follows:

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation
U.S. Treasury Note 2 Year Futures	03/28/13	255	$56,196,263	$23,269

Futures Contracts—Short	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation
U.S. Treasury Note 10 Year Futures	03/19/13	(131)	$(17,403,897)	$9,553
U.S. Treasury Note 5 Year Futures	03/28/13	(120)	(14,956,575)	26,887

Net Unrealized Appreciation				$36,440

8. Swap Agreements

Open credit default swaps at December 31, 2012 were as follows:

Credit Default Swaps on corporate and sovereign issues—Buy Protection (a)
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Centex Corp. 5.250%, due 06/15/2015	(5.000%)	06/20/15	JPMorgan Chase Bank N.A.	0.377%	3,000,000	USD	$(342,743)	$(137,578)	$(205,165)
Centex Corp. 5.250%, due 06/15/2015	(5.000%)	06/20/16	Credit Suisse Group AG	0.519%	6,000,000	USD	(927,509)	(737,831)	(189,678)
D R Horton, Inc 5.000% due 06/20/2017	(5.000%)	06/20/17	Citibank N.A.	1.615%	2,000,000	USD	(290,520)	(281,353)	(9,167)
Dell, Inc. 1.000% due 06/20/2017	(1.000%)	06/20/17	JPMorgan Chase Bank N.A.	1.997%	2,000,000	USD	84,958	35,631	49,327
Embarq Corp. 7.082%, due 06/01/2016	(5.000%)	06/20/16	Credit Suisse Group AG	0.939%	2,071,000	USD	(287,705)	(247,588)	(40,117)
Hilton Worldwide, Inc. 4.957%, due 11/15/2013	(5.000%)	12/20/13	Credit Suisse Group AG	1.071%	3,000,000	USD	(114,630)	(113,004)	(1,626)
Intelsat SA 6.500%, due 11/01/2013	(5.000%)	12/20/13	Credit Suisse Group AG	0.439%	2,900,000	USD	(129,166)	(150,955)	21,789
Kroger Co. 1.000%, due 06/20/2017	(1.000%)	06/20/17	Citibank N.A.	0.918%	500,000	USD	(1,804)	(3,938)	2,134
Kroger Co. 1.000%, due 06/20/2017	(1.000%)	06/20/17	Credit Suisse Group AG	0.918%	500,000	USD	(1,804)	(4,955)	3,151
Kroger Co. 1.000%, due 06/20/2017	(1.000%)	06/20/17	Credit Suisse Group AG	0.918%	1,000,000	USD	(3,608)	(9,931)	6,323
Republic of Ireland 4.250%, due 04/18/2020	(1.000%)	06/20/15	Credit Suisse Group AG	1.084%	3,000,000	EUR	8,104	795,525	(787,421)
Toll Brothers, Inc. 5.150%, due 05/15/2015	(5.000%)	06/20/15	Credit Suisse Group AG	0.785%	3,000,000	USD	(310,801)	(316,024)	5,223
Toll Brothers, Inc. 5.150%, due 05/15/2015	(5.000%)	06/20/15	Credit Suisse Group AG	0.785%	3,000,000	USD	(310,802)	(330,262)	19,460

Totals							$(2,628,030)	$(1,502,263)	$(1,125,767)

MIST-28

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Credit Default Swaps on corporate and sovereign issues—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway, Inc. 1.000%, due 09/20/2017	1.000%	09/20/17	Barclays Bank plc	1.129%	6,000,000	USD	$(35,238)	$(84,614)	$49,376
Celanese US Holdings LLC 6.500%, 10/13/2016	1.800%	06/20/16	Credit Suisse Group AG	1.660%	500,000	USD	2,268	—	2,268
Hewlett-Packard Co. 1.000% due 06/20/2017	1.000%	06/20/17	JPMorgan Chase Bank N.A.	2.750%	2,000,000	USD	(146,214)	(45,070)	(101,144)
PSEG Power 1.000% due 06/20/2017	1.000%	06/20/17	Credit Suisse Group AG	1.516%	1,000,000	USD	(22,200)	(47,638)	25,438
Republic of Lithuania 4.500%, due 03/05/2013	1.000%	06/20/16	Credit Suisse Group AG	0.646%	400,000	USD	4,890	(18,566)	23,456
Safeway, Inc. 1.000% due 06/20/2017	1.000%	06/20/17	Credit Suisse Group AG	2.835%	500,000	USD	(38,259)	(25,793)	(12,466)
Safeway, Inc. 1.000% due 06/20/2017	1.000%	06/20/17	Credit Suisse Group AG	2.835%	500,000	USD	(38,259)	(32,813)	(5,446)
Safeway, Inc. 1.000% due 06/20/2017	1.000%	06/20/17	Credit Suisse Group AG	2.835%	1,000,000	USD	(76,519)	(45,375)	(31,144)
Safeway, Inc. 1.000% due 09/20/2017	1.000%	09/20/17	Citibank N.A.	3.008%	650,000	USD	(56,957)	(78,060)	21,103

Totals							$(406,488)	$(377,929)	$(28,559)

Credit Default Swaps on credit indices—Buy Protection (a)
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Markit CDX North America, Series 19	(5.000%)	12/20/17	Barclays Bank plc	4.927%	2,400,000	USD	$(7,327)	$(33,000)	$25,673
Markit CDX North America, Series 19	(5.000%)	12/20/17	Barclays Bank plc	4.927%	2,400,000	USD	(7,327)	(36,000)	28,673
Markit CDX North America, Series 19	(5.000%)	12/20/17	Barclays Bank plc	4.927%	2,400,000	USD	(7,327)	(45,000)	37,673

Totals							$(21,981)	$(114,000)	$92,019

Credit Default Swaps on credit indices—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Markit CDX North America, Series 19	1.000%	12/20/17	Barclays Bank plc	0.954%	10,000,000	USD	$22,183	$36,696	$(14,513)
Markit LCDX North America, Series 19	2.500%	12/20/17	Barclays Bank plc	2.320%	3,000,000	USD	22,500	42,300	(19,800)
Markit LCDX North America, Series 19	2.500%	12/20/17	Barclays Bank plc	2.320%	2,400,000	USD	18,000	33,000	(15,000)
Markit LCDX North America, Series 19	2.500%	12/20/17	Barclays Bank plc	2.320%	2,400,000	USD	18,000	30,000	(12,000)
Markit LCDX North America, Series 19	2.500%	12/20/17	Barclays Bank plc	2.320%	2,400,000	USD	18,000	33,000	(15,000)
Markit LCDX North America, Series 19	2.500%	12/20/17	Credit Suisse Group AG	2.320%	1,000,000	USD	7,500	11,250	(3,750)
Markit MCDX North America, Series 19	1.000%	12/20/17	Citibank N.A.	1.645%	1,250,000	USD	(34,082)	(36,250)	2,168
Markit MCDX North America, Series 19	1.000%	12/20/17	Citibank N.A.	1.645%	2,500,000	USD	(68,164)	(61,521)	(6,643)
Markit MCDX North America, Series 19	1.000%	12/20/17	Citibank N.A.	1.645%	5,000,000	USD	(136,329)	(126,734)	(9,595)

Totals							$(132,392)	$(38,259)	$(94,133)

Cash in the amount of $290,000 has been received at the custodian bank as collateral for swap contracts.

MIST-29

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

9. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

10. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

11. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$20,008,284	$—	$—	$—	$20,008,284	$—

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$19,175,541	$—	$4,463,243	$(10,697,237)	$12,941,547

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the post-enactment accumulated capital losses were $10,697,237.

MIST-30

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

12. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-31

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Franklin Low Duration Total Return Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Franklin Low Duration Total Return Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets, and financial highlights for the year then ended and for the period April 29, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Franklin Low Duration Total Return Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period April 29, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-32

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-33

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-34

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Met/Franklin Low Duration Total Return Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-35

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-36

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Met/Franklin Low Duration Total Return Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index for the one-year period ended October 31, 2012. The Board also noted that the Portfolio commenced operations on April 29, 2011. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Franklin Low Duration Total Return Portfolio, the Board considered that the Portfolio’s actual management fee was equal to the Expense Group median and Sub-advised Expense Universe median and above the Expense Universe median and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board noted that the Adviser is waiving fees and/or reimbursing expenses during the past year so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this

MIST-37

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Franklin Low Duration Total Return Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-38

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-39

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-40

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Managed by Franklin Mutual Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the Met/Franklin Mutual Shares Portfolio returned 14.20% and 13.92%, respectively. The Portfolio’s benchmark, the Standard & Poor’s 500 Index1, returned 16.00% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Headwinds to global growth negatively affected most world regions during 2012, including recently resilient emerging markets. However, the slowdown appeared less severe than expected in developed markets such as Germany and the United States (“U.S.”). Several major governments intervened to support their countries’ currencies, liquidity and growth rates. The U.S. economy was supported by positive construction, housing and labor market trends. Potential U.S. tax hikes and spending cuts scheduled to take effect in 2013 dampened confidence near year-end. Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts. Stock markets were volatile with periodic downturns primarily attributable to concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. Despite adversity and uncertainty in 2012, investors seemed to regain confidence in the latter half of the year, and most stock markets made solid 12-month gains.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Several holdings detracted from the Portfolio’s performance during the year. Key detractors included energy company Exelon, document technology firm Xerox, and mobile telephony operator Vodafone Group (United Kingdom).

Exelon detracted from performance as a challenging pricing environment, unseasonably warm weather and storm costs throughout the year negatively affected operations. Despite the short-term challenges, we saw attractive potential in Exelon, whose assets include clean merchant power generation and regulated entities in the Midwest, eastern Pennsylvania and the District of Columbia. Exelon stock also offered the Portfolio an attractive dividend yield during the year.

Vodafone Group is a global mobile telecommunications company that provides a range of services, including voice and data communications. The company struggled in 2012 due to economic weakness in its southern European markets, regulatory headwinds in the eurozone and India, and cannibalization of traditional voice services by data applications. However, we saw several potential catalysts, including improving economic conditions in Europe, better revenue per customer as a critical mass of customers migrate to data-oriented plans, and a potentially increased dividend payment from its 45% stake in Verizon Wireless. At period-end, we also saw potential for an eventual initial public offering of Vodafone’s India business.

Although Xerox’s headline results were not much different than anticipated, investors responded negatively to some changes in the company’s outlook disclosed during the year. Over the course of 2012, the company reported it had failed to meet its target profit margin and reduced its “steady state” margin rate. In addition, concerns about the global economy’s health weighed on shares during the second half of the year. The company’s long-term strategy focuses on growth in its services division, stabilization of margins, cash flow and capital allocation.

Despite the Portfolio’s underperformance relative to the benchmark, several holdings supported performance. Top contributors included Time Warner Cable (“TWC”), media conglomerate News Corp. and International Paper.

Despite a small disappointment in the company’s fiscal third-quarter results, the Portfolio’s investment in TWC was a strong contributor to full-year performance. During the year, TWC raised its quarterly dividend payment and share buyback authorization. The high operating leverage we see as inherent to the company’s business model and accretion from its share buyback program led us to assign an attractive valuation to TWC shares. In addition, the stock offered a healthy dividend yield.

Shares of diversified global media company News Corp. began a strong rally in June, spurred by investors’ approval of the company’s plan to split its publishing assets and its television and entertainment assets into two distinct companies. We viewed the split favorably, but the breakup did not alter our estimation of the company’s fair value.

Solid 2012 operating performance and realized price increases in its containerboard business led shares of International Paper, one of the world’s largest pulp and paper companies by revenue, to perform strongly. The company’s ongoing reduction of debt, particularly that related to its February acquisition of containerboard producer Temple-Inland, has improved what we believe was an already solid balance sheet. In our view, healthy fundamentals, strong free cash flow generation and a commitment by the company to raise its quarterly dividend over time made International Paper an attractive investment.

At period-end, equities remained the core of the Portfolio. At the sector level, we reduced the Portfolio’s weightings in the Consumer Staples, Health Care and Utilities sectors and increased weightings of Financials, Energy and Consumer Discretionary holdings during the year. Security selection in the Information Technology and Financials sectors and an overweighted allocation to the lagging Consumer Staples sector detracted from relative performance. Stock selection in the Consumer Discretionary, Energy and Industrials sectors, however, supported relative performance. Consistent with its investment strategy, the Portfolio maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies.

MIST-1

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Managed by Franklin Mutual Advisers, LLC

Portfolio Manager Commentary*—(Continued)

During the year, the Portfolio held currency forwards to somewhat hedge the currency risk of the Portfolio’s non-U.S. dollar investments. The hedges had a minor negative impact on the Portfolio’s performance during the period.

Peter A. Langerman

F. David Segal

Debbie A. Turner

Portfolio Managers

Franklin Mutual Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

MET/FRANKLIN MUTUAL SHARES PORTFOLIO MANAGED BY FRANKLIN MUTUAL ADVISERS, LLC VS. S&P 500 INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	Since Inception[3]
Met/Franklin Mutual Shares Portfolio
Class A	14.20	1.24
Class B	13.92	0.98
S&P 500® Index[1]	16.00	2.72

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A and Class B shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Issuers

% of Net Assets
Merck & Co., Inc.	3.0
CVS Caremark Corp.	2.2
Microsoft Corp.	2.1
Time Warner Cable, Inc.	2.0
British American Tobacco plc	2.0
Marathon Oil Corp.	1.9
American International Group, Inc.	1.9
News Corp.	1.8
Royal Dutch Shell plc	1.7
Imperial Tobacco Group plc	1.7
Top Sectors

% of Market Value of Total Investments
Consumer Staples	17.2
Financials	15.9
Energy	12.6
Consumer Discretionary	11.3
Health Care	10.2
Cash & Cash Equivalents	9.7
Information Technology	8.3
Industrials	4.9
Utilities	4.8
Materials	3.5

MIST-3

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Franklin Mutual Shares Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.86%	$1,000.00	$1,080.40	$4.50
	Hypothetical*	0.86%	$1,000.00	$1,020.81	$4.37

Class B	Actual	1.11%	$1,000.00	$1,079.70	$5.80
	Hypothetical*	1.11%	$1,000.00	$1,019.56	$5.63

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—85.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
GenCorp, Inc. (a) (b)	41,799	$382,461
Huntington Ingalls Industries, Inc.	117,042	5,072,600
Raytheon Co.	88,144	5,073,569

		10,528,630

Automobiles—1.1%
General Motors Co. (a)	254,682	7,342,482

Beverages—2.6%
Coca-Cola Enterprises, Inc.	149,252	4,735,766
Dr Pepper Snapple Group, Inc. (b)	124,746	5,511,278
Pernod-Ricard S.A.	64,246	7,554,481

		17,801,525

Building Products—0.8%
Owens Corning (a)	145,340	5,376,127

Capital Markets—1.1%
Morgan Stanley	375,682	7,183,040

Chemicals—0.7%
Linde AG	27,962	4,876,278

Commercial Banks—3.0%
CIT Group, Inc. (a)	96,772	3,739,270
KB Financial Group, Inc.	53,522	1,909,686
PNC Financial Services Group, Inc.	189,107	11,026,829
Wells Fargo & Co.	115,222	3,938,288

		20,614,073

Communications Equipment—1.5%
Cisco Systems, Inc.	447,249	8,788,443
Research In Motion, Ltd. (a) (b)	144,160	1,712,621

		10,501,064

Computers & Peripherals—0.6%
Hewlett-Packard Co.	287,770	4,100,722

Diversified Financial Services—3.4%
Bond Street Holdings, Inc. - Class A (144A) (a) (c) (j)	80,828	1,514,992
Citigroup, Inc.	186,331	7,371,255
ING Groep N.V. (a)	514,127	4,916,438
JPMorgan Chase & Co.	122,360	5,380,169
NYSE Euronext	124,780	3,935,561

		23,118,415

Electric Utilities—1.1%
Entergy Corp.	43,780	2,790,975
Exelon Corp.	158,888	4,725,329

		7,516,304

Electronic Equipment, Instruments & Components—1.0%
TE Connectivity, Ltd.	190,237	7,061,597

Energy Equipment & Services—2.5%
Baker Hughes, Inc.	180,152	$7,357,408
Ensco plc - Class A	62,733	3,718,812
Transocean, Ltd.	141,500	6,317,975

		17,394,195

Food & Staples Retailing—5.0%
CVS Caremark Corp.	309,166	14,948,176
Kroger Co. (The)	374,809	9,752,530
Wal-Mart Stores, Inc.	53,348	3,639,934
Walgreen Co.	162,550	6,015,976

		34,356,616

Food Products—2.5%
General Mills, Inc.	168,781	6,820,440
Kraft Foods Group, Inc.	58,435	2,657,039
Mondelez International, Inc. - Class A	307,650	7,835,846

		17,313,325

Health Care Equipment & Supplies—2.5%
Boston Scientific Corp. (a)	797,132	4,567,566
Medtronic, Inc.	253,684	10,406,118
Stryker Corp.	42,900	2,351,778

		17,325,462

Health Care Providers & Services—2.2%
Cigna Corp.	188,970	10,102,336
WellPoint, Inc.	76,230	4,643,932

		14,746,268

Independent Power Producers & Energy Traders—0.8%
NRG Energy, Inc.	251,317	5,777,778

Insurance—6.5%
ACE, Ltd.	129,026	10,296,275
Alleghany Corp. (a)	20,739	6,956,275
American International Group, Inc. (a)	365,785	12,912,211
CNO Financial Group, Inc. (b)	121,940	1,137,700
White Mountains Insurance Group, Ltd.	16,348	8,419,220
Zurich Financial Services AG (a)	18,450	4,933,376

		44,655,057

Internet Software & Services—0.9%
Google, Inc. - Class A (a)	8,580	6,086,395

Machinery—1.4%
Oshkosh Corp. (a)	150,290	4,456,098
Stanley Black & Decker, Inc.	65,749	4,863,454

		9,319,552

Marine—1.2%
AP Moeller - Maersk A.S. - Class B	1,052	8,052,472

Media—7.9%
British Sky Broadcasting Group plc	527,700	6,591,975
CBS Corp. - Class B	210,667	8,015,879

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Comcast Corp. - Special Class A	41,138	$1,478,911
News Corp. - Class B	470,146	12,336,631
Reed Elsevier plc	860,550	9,035,685
Time Warner Cable, Inc.	142,999	13,898,073
Tribune Co. - Class A (a)	34,749	1,479,508
Tribune Co. - Class B (a)	21,306	907,146

		53,743,808

Metals & Mining—0.7%
ThyssenKrupp AG	194,720	4,575,193

Multi-Utilities—0.5%
GDF Suez	168,131	3,464,156

Multiline Retail—0.7%
Kohl’s Corp. (b)	114,830	4,935,393

Office Electronics—1.0%
Xerox Corp.	972,254	6,630,772

Oil, Gas & Consumable Fuels—10.1%
Apache Corp.	105,880	8,311,580
BP plc	832,106	5,765,464
CONSOL Energy, Inc. (b)	239,800	7,697,580
Marathon Oil Corp.	424,291	13,008,762
Marathon Petroleum Corp.	25,881	1,630,503
Murphy Oil Corp.	91,328	5,438,582
Nexen, Inc.	271,680	7,319,059
Plains Exploration & Production Co. (a)	147,400	6,918,956
Prime AET&D Holdings No. 1 Property, Ltd. (a) (j)	762,551	0
Royal Dutch Shell plc - A Shares	341,099	11,727,711
WPX Energy, Inc. (a)	61,113	909,362

		68,727,559

Paper & Forest Products—2.1%
Domtar Corp.	31,436	2,625,535
International Paper Co.	290,587	11,576,986

		14,202,521

Personal Products—0.6%
Avon Products, Inc.	268,400	3,854,224

Pharmaceuticals—5.5%
Eli Lilly & Co.	60,439	2,980,852
Hospira, Inc. (a)	93,896	2,933,311
Merck & Co., Inc.	496,894	20,342,840
Pfizer, Inc.	317,604	7,965,508
Teva Pharmaceutical Industries, Ltd. (ADR)	95,691	3,573,102

		37,795,613

Real Estate Investment Trusts—0.5%
Alexander’s, Inc. (b)	11,059	3,658,317

Real Estate Management & Development—0.9%
Canary Wharf Group plc (a) (c) (j)	767,618	$2,909,899
Forestar Group, Inc. (a) (b)	51,756	896,931
Realogy Holdings Corp. (a) (j)	56,953	2,230,360

		6,037,190

Software—3.3%
Microsoft Corp.	547,401	14,632,029
Nintendo Co., Ltd.	13,417	1,431,597
Symantec Corp. (a)	334,356	6,289,236

		22,352,862

Textiles, Apparel & Luxury Goods—0.0%
Cie Financiere Richemont S.A. - Class A	2,938	234,933

Tobacco—6.5%
Altria Group, Inc.	226,435	7,114,588
British American Tobacco plc	271,657	13,764,868
Imperial Tobacco Group plc	303,039	11,701,804
Lorillard, Inc.	61,753	7,204,723
Philip Morris International, Inc.	51,758	4,329,039

		44,115,022

Wireless Telecommunication Services—1.7%
Vodafone Group plc	4,483,176	11,274,588

Total Common Stocks (Cost $522,243,940)		586,649,528

Domestic Bonds & Debt Securities—2.5%

Airlines—0.7%
American Airlines Pass Through Trust 2009-1A 10.375%, 07/02/19	111,519	118,210
American Airlines Pass-Through Trust 8.625%, 10/15/21	461,605	478,915
American Airlines, Inc. 7.500%, 03/15/16 (144A) (d)	3,797,000	4,110,252
13.000%, 08/01/16	44,738	47,422

		4,754,799

Electric—0.8%
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 11.000%, 10/01/21	519,000	563,115
11.750%, 03/01/22 (144A)	1,390,000	1,549,850
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. 10.250%, 11/01/15	1,226,000	364,735
11.500%, 10/01/20 (144A)	3,580,000	2,819,250

		5,296,950

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Media—0.7%
Clear Channel Communications, Inc.
11.000%, 08/01/16 (e)	1,460,000	$1,113,250
9.000%, 12/15/19 (144A)	4,213,000	3,875,960

		4,989,210

Real Estate—0.3%
Realogy Corp.
11.500%, 04/15/17	445,000	483,938
7.875%, 02/15/19 (144A)	824,000	902,280
9.000%, 01/15/20 (144A)	367,000	423,885

		1,810,103

Total Domestic Bonds & Debt Securities (Cost $17,554,510)		16,851,062

Floating Rate Loans (f)—1.8%

Electric—0.7%
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. Extended Term Loan
4.746%, 10/10/17	7,576,241	5,066,611

Lodging—0.3%
Hilton Hotel Corp. Mezzanine Term Loan
3.959%, 11/12/15	213,965	205,540
4.209%, 11/12/15	273,955	262,483
4.459%, 11/12/15	684,887	651,071
4.500%, 11/12/15	1,231,797	1,166,363

		2,285,457

Media—0.6%
Clear Channel Communications, Inc. Term Loan
3.862%, 01/29/16	4,663,310	3,852,753

Real Estate Investment Trusts—0.2%
iStar Financial, Inc. Term Loan
5.250%, 03/18/16	59,001	59,701
7.000%, 03/17/17	428,000	450,470
5.750%, 09/28/17	796,258	804,718

		1,314,889

Total Floating Rate Loans (Cost $13,065,688)		12,519,710

Foreign Bonds & Debt Securities—0.2%

Telecommunications—0.2%
Wind Acquisition Finance S.A.
11.750%, 07/15/17 (144A)	126,000	132,615
11.750%, 07/15/17 (144A) (EUR)	367,000	507,432

Telecommunications—(Continued)
7.375%, 02/15/18 (144A) (EUR)	466,000	$617,879

Total Foreign Bonds & Debt Securities (Cost $1,003,481)		1,257,926

Short-Term Investments—12.3%

Mutual Fund—2.6%
State Street Navigator Securities Lending Prime Portfolio (g)	17,899,808	17,899,808

U.S. Treasury—8.6%
U.S. Treasury Bills 0.115%, 01/03/13 (h)	10,200,000	10,200,000
0.126%, 01/10/13 (h)	2,500,000	2,499,985
0.126%, 01/17/13 (h)	3,000,000	2,999,979
0.131%, 01/31/13 (h)	2,000,000	1,999,960
0.140%, 02/07/13 (h)	7,000,000	6,999,804
0.131%, 02/21/13 (h)	4,000,000	3,999,848
0.121%, 03/14/13 (h)	5,000,000	4,999,680
0.128%, 03/21/13 (h)	6,000,000	5,999,580
0.141%, 04/04/13 (h)	2,000,000	1,999,694
0.141%, 04/11/13 (h)	4,000,000	3,999,312
0.151%, 04/18/13 (h)	2,000,000	1,999,602
0.146%, 05/02/13 (h)	2,000,000	1,999,450
0.136%, 05/09/13 (h)	1,000,000	999,691
0.141%, 05/16/13 (h)	3,000,000	2,998,995
0.136%, 05/30/13 (h)	2,000,000	1,999,178
0.123%, 06/27/13 (h)	3,000,000	2,998,425

		58,693,183

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $7,241,004 on 01/02/13, collateralized by $7,400,000 U.S. Treasury Note at 0.250% due 09/15/15 with a value of $7,390,750.	7,241,000	7,241,000

Total Short-Term Investments (Cost $83,826,553)		83,833,991

Total Investments—102.7% (Cost $637,694,172) (i)		701,112,217
Other assets and liabilities (net)—(2.7)%		(18,367,871)

Net Assets—100.0%		$682,744,346

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $17,663,884 and the collateral received consisted of cash in the amount of $17,899,808. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of December 31, 2012

(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2012, these securities represent 0.6% of net assets.
(d)	Security is in default and/or issuer is in bankruptcy.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012. Maturity date shown for callable securities reflects the earliest possible call date.
(g)	Represents investment of cash collateral received from securities lending transactions.
(h)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(i)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $639,574,554. The aggregate unrealized appreciation and depreciation of investments were $91,296,290 and $(29,758,627), respectively, resulting in net unrealized appreciation of $61,537,663 for federal income tax purposes.
(j)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $6,655,251, which is 1.0% of net assets. See details shown in the Restricted Securities table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $16,454,395, which is 2.4% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(EUR)—	Euro

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Prime AET&D Holdings No. 1 Property, Ltd.	10/13/10	$762,551	$0	$0
Bond Street Holdings, Inc. - Class A	11/04/09	80,828	1,647,018	1,514,992
Canary Wharf Group plc	02/19/10	767,618	3,673,176	2,909,899
Realogy Holdings Corp.	10/11/12	56,953	1,537,737	2,230,360

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$10,528,630	$—	$—	$10,528,630
Automobiles	7,342,482	—	—	7,342,482
Beverages	10,247,044	7,554,481	—	17,801,525
Building Products	5,376,127	—	—	5,376,127
Capital Markets	7,183,040	—	—	7,183,040
Chemicals	—	4,876,278	—	4,876,278
Commercial Banks	18,704,387	1,909,686	—	20,614,073
Communications Equipment	10,501,064	—	—	10,501,064
Computers & Peripherals	4,100,722	—	—	4,100,722
Diversified Financial Services	16,686,985	4,916,438	1,514,992	23,118,415
Electric Utilities	7,516,304	—	—	7,516,304
Electronic Equipment, Instruments & Components	7,061,597	—	—	7,061,597
Energy Equipment & Services	17,394,195	—	—	17,394,195
Food & Staples Retailing	34,356,616	—	—	34,356,616
Food Products	17,313,325	—	—	17,313,325
Health Care Equipment & Supplies	17,325,462	—	—	17,325,462
Health Care Providers & Services	14,746,268	—	—	14,746,268
Independent Power Producers & Energy Traders	5,777,778	—	—	5,777,778
Insurance	39,721,681	4,933,376	—	44,655,057
Internet Software & Services	6,086,395	—	—	6,086,395
Machinery	9,319,552	—	—	9,319,552
Marine	—	8,052,472	—	8,052,472
Media	35,729,494	18,014,314	—	53,743,808
Metals & Mining	—	4,575,193	—	4,575,193
Multi-Utilities	—	3,464,156	—	3,464,156
Multiline Retail	4,935,393	—	—	4,935,393
Office Electronics	6,630,772	—	—	6,630,772
Oil, Gas & Consumable Fuels	51,234,384	17,493,175	0	68,727,559
Paper & Forest Products	14,202,521	—	—	14,202,521
Personal Products	3,854,224	—	—	3,854,224
Pharmaceuticals	37,795,613	—	—	37,795,613
Real Estate Investment Trusts	3,658,317	—	—	3,658,317
Real Estate Management & Development	896,931	2,230,360	2,909,899	6,037,190
Software	20,921,265	1,431,597	—	22,352,862
Textiles, Apparel & Luxury Goods	—	234,933	—	234,933
Tobacco	18,648,350	25,466,672	—	44,115,022
Wireless Telecommunication Services	—	11,274,588	—	11,274,588
Total Common Stocks	465,796,918	116,427,719	4,424,891	586,649,528
Total Domestic Bonds & Debt Securities*	—	16,851,062	—	16,851,062
Total Floating Rate Loans*	—	12,519,710	—	12,519,710
Total Foreign Bonds & Debt Securities*	—	1,257,926	—	1,257,926
Short-Term Investments
Mutual Fund	17,899,808	—	—	17,899,808
U.S. Treasury	—	58,693,183	—	58,693,183
Repurchase Agreement	—	7,241,000	—	7,241,000
Total Short-Term Investments	17,899,808	65,934,183	—	83,833,991
Total Investments	$483,696,726	$212,990,600	$4,424,891	$701,112,217

Collateral for securities loaned (Liability)	$—	$(17,899,808)	$—	$(17,899,808)
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$580,116	$—	$580,116
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(5,277,126)	—	(5,277,126)
Total Forward Contracts	$—	$(4,697,010)	$—	$(4,697,010)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2011	Change in Unrealized Appreciation/ Depreciation	Transfers in to Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation/(Depreciation) from investments still held at December 31, 2012
Common Stock
Diversified Financial Services	$0	$(222,810)	$1,737,802	$1,514,992	$(222,810)
Oil, Gas & Consumable Fuels	0	—	—	0	—
Real Estate Management & Development	2,818,600	91,299	—	2,909,899	91,299

Total	$2,818,600	$(131,511)	$1,737,802	$4,424,891	$(131,511)

Common Stock in the amount of $1,737,802 was transferred into Level 3 due to a decline in market activity which resulted in a lack of observable inputs.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$701,112,217
Cash		1,043,518
Cash denominated in foreign currencies (c)		2,127,131
Receivable for investments sold		692,538
Receivable for fund shares sold		74,543
Dividends receivable		903,874
Interest receivable		487,681
Unrealized appreciation on forward foreign currency exchange contracts		580,116
Other assets		457

Total Assets		707,022,075

Liabilities
Payables for:
Investments purchased	$82,959
Fund shares redeemed	290,476
Unrealized depreciation on forward foreign currency exchange contracts	5,277,126
Collateral for securities loaned	17,899,808
Accrued Expenses:
Management fees	460,447
Distribution and service fees— Class B	75,384
Administration fees	3,620
Custodian and accounting fees	29,183
Deferred trustees’ fees	35,625
Other expenses	123,101

Total Liabilities		24,277,729

Net Assets		$682,744,346

Net assets represented by
Paid in surplus		$565,312,230
Accumulated net realized gain		43,898,214
Unrealized appreciation on investments and foreign currency transactions		58,738,375
Undistributed net investment income		14,795,527

Net Assets		$682,744,346

Net Assets
Class A		$325,845,781
Class B		356,898,565
Capital Shares Outstanding*
Class A		42,550,581
Class B		47,048,650
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$7.66
Class B		7.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $637,694,172.
(b)	Includes securities loaned at value of $17,663,884.
(c)	Identified cost of cash denominated in foreign currencies was $2,116,359.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$15,804,658
Interest		4,941,858
Securities lending income		185,018

Total investment income		20,931,534
Expenses
Management fees	$5,485,416
Administration fees	19,744
Custodian and accounting fees	192,171
Distribution and service fees—Class B	887,328
Audit and tax services	49,474
Legal	28,372
Trustees’ fees and expenses	28,816
Shareholder reporting	110,839
Miscellaneous	10,250

Total expenses	6,812,410

Net Investment Income		14,119,124

Net Realized and Unrealized Gain
Net realized gain on:
Investments		45,449,164
Written options contracts		161,119
Foreign currency transactions		6,187,813

Net realized gain		51,798,096

Net change in unrealized appreciation (depreciation) on:
Investments		32,554,668
Written options contracts		11,925
Foreign currency transactions		(8,970,031)

Net change in unrealized appreciation		23,596,562

Net realized and unrealized gain		75,394,658

Net Increase in Net Assets From Operations		$89,513,782

(a)	Net of foreign withholding taxes of $242,652.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$14,119,124	$14,558,245
Net realized gain	51,798,096	103,387,706
Net change in unrealized appreciation (depreciation)	23,596,562	(90,921,259)

Net increase in net assets resulting from operations	89,513,782	27,024,692

Distributions to Shareholders
From net investment income
Class A	(2,593,510)	(21,606,233)
Class B	(2,016,063)	(8,703,947)
From net realized capital gains
Class A	(56,634,631)	(40,500,424)
Class B	(61,261,324)	(17,263,421)

Net decrease in net assets resulting from distributions	(122,505,528)	(88,074,025)

Net increase (decrease) in net assets from capital share transactions	57,899,602	(246,243,778)

Net Increase (Decrease) in Net Assets	24,907,856	(307,293,111)

Net Assets
Net assets at beginning of period	657,836,490	965,129,601

Net assets at end of period	$682,744,346	$657,836,490

Undistributed net investment income at end of period	$14,795,527	$420,104

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	335,458	$2,542,480	9,333,051	$80,802,809
Reinvestments	8,283,656	59,228,141	7,163,398	62,106,657
Redemptions	(5,672,359)	(43,421,305)	(54,470,722)	(479,276,496)

Net increase (decrease)	2,946,755	$18,349,316	(37,974,273)	$(336,367,030)

Class B
Sales	4,421,468	$34,150,439	11,752,823	$100,053,599
Reinvestments	8,924,878	63,277,387	3,012,456	25,967,368
Redemptions	(7,627,928)	(57,877,540)	(4,319,576)	(35,897,715)

Net increase	5,718,418	$39,550,286	10,445,703	$90,123,252

Increase (decrease) derived from capital shares transactions		$57,899,602		$(246,243,778)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$8.16	$8.91	$8.11	$6.48	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.17	0.17	0.25	0.11	0.07
Net realized and unrealized gain (loss) on investments	0.88	(0.15)	0.66	1.52	(3.40)

Total from investment operations	1.05	0.02	0.91	1.63	(3.33)

Less Distributions
Distributions from net investment income	(0.07)	(0.27)	0.00	0.00	(0.19)
Distributions from net realized capital gains	(1.48)	(0.50)	(0.11)	0.00	0.00
Distributions from return of capital	0.00	0.00	0.00	0.00	(0.00	)(c)

Total distributions	(1.55)	(0.77)	(0.11)	0.00	(0.19)

Net Asset Value, End of Period	$7.66	$8.16	$8.91	$8.11	$6.48

Total Return (%) (d)	14.20	(0.26)	11.23	25.15	(33.20	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.86	0.87	0.88	0.90	1.32	(f)
Ratio of net expenses to average net assets (%) (g)	0.86	0.87	0.88	0.90	0.90	(f)
Ratio of net investment income to average net assets (%)	2.19	1.97	3.00	1.47	1.29	(f)
Portfolio turnover rate (%)	26	67	42	61	24	(e)
Net assets, end of period (in millions)	$325.8	$323.2	$691.6	$657.6	$90.9

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$8.10	$8.86	$8.08	$6.47	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.15	0.15	0.23	0.09	0.05
Net realized and unrealized gain (loss) on investments	0.87	(0.16)	0.66	1.52	(3.39)

Total from investment operations	1.02	(0.01)	0.89	1.61	(3.34)

Less Distributions
Distributions from net investment income	(0.05)	(0.25)	0.00	0.00	(0.19)
Distributions from net realized capital gains	(1.48)	(0.50)	(0.11)	0.00	0.00
Distributions from return of capital	0.00	0.00	0.00	0.00	(0.00	)(c)

Total distributions	(1.53)	(0.75)	(0.11)	0.00	(0.19)

Net Asset Value, End of Period	$7.59	$8.10	$8.86	$8.08	$6.47

Total Return (%) (d)	13.92	(0.55)	11.02	24.88	(33.36	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.11	1.12	1.13	1.15	1.60	(f)
Ratio of net expenses to average net assets (%) (g)	1.11	1.12	1.13	1.15	1.15	(f)
Ratio of net investment income to average net assets (%)	1.94	1.83	2.84	1.27	1.05	(f)
Portfolio turnover rate (%)	26	67	42	61	24	(e)
Net assets, end of period (in millions)	$356.9	$334.7	$273.6	$151.5	$31.9

(a)	Commencement of operations was 4/28/2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from return of capital were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Mutual Shares Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-14

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-15

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

MIST-16

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Mutual Advisers, LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$5,485,416	0.800%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	Over $	1 billion

An identical agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived, if applicable, for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-17

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$164,184,059	$—	$220,792,809

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2012, the Portfolio did not enter into futures contracts. At December 31, 2012, the Portfolio did not hold any open futures contracts.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio gives the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the

MIST-18

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$580,116	Unrealized depreciation on forward foreign currency exchange contracts	$5,277,126

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$6,282,735	$6,282,735
Written options contracts	161,119	—	161,119

	$161,119	$6,282,735	$6,443,854

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(9,064,365)	$(9,064,365)
Written options contracts	11,925	—	11,925

	$11,925	$(9,064,365)	$(9,052,440)

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Forward Foreign currency transactions	$112,573,568
Written options contracts	(22,200)

(a)	Averages are based on activity levels during 2012.

MIST-19

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

6. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
02/11/13	Credit Suisse International	2,003	CHF	$2,153	$39
02/11/13	Credit Suisse International	2,700	CHF	2,833	121
02/11/13	Credit Suisse International	2,910	CHF	3,112	72
01/17/13	Bank of America N.A.	68,362	EUR	88,812	1,433
01/17/13	Bank of America N.A.	70,642	EUR	88,965	4,290
01/17/13	Bank of America N.A.	77,745	EUR	98,938	3,694
01/17/13	Bank of America N.A.	94,016	EUR	121,379	2,732
01/17/13	Bank of America N.A.	133,233	EUR	172,687	3,195
01/17/13	Bank of America N.A.	145,895	EUR	187,926	4,671
01/17/13	Bank of America N.A.	176,997	EUR	227,249	6,406
01/17/13	Bank of America N.A.	181,004	EUR	234,838	4,107
01/17/13	Bank of America N.A.	227,159	EUR	293,232	6,642
01/17/13	Bank of America N.A.	232,533	EUR	302,742	4,227
01/17/13	Bank of America N.A.	266,002	EUR	347,765	3,387
01/17/13	Bank of America N.A.	372,000	EUR	474,899	16,181
01/17/13	Bank of America N.A.	386,068	EUR	503,455	6,197
01/17/13	Bank of America N.A.	472,878	EUR	602,693	21,558
01/17/13	Barclays Bank plc	181,185	EUR	234,263	4,921
01/17/13	Barclays Bank plc	201,189	EUR	259,346	6,246
01/17/13	Barclays Bank plc	213,706	EUR	276,413	5,702
01/17/13	Barclays Bank plc	287,986	EUR	373,952	6,220
01/17/13	Credit Suisse International	56,386	EUR	68,148	6,287
01/17/13	Credit Suisse International	93,602	EUR	120,628	2,936
01/17/13	Credit Suisse International	102,763	EUR	131,738	3,921
01/17/13	Credit Suisse International	109,465	EUR	132,973	11,533
01/17/13	Credit Suisse International	128,682	EUR	164,597	5,277
01/17/13	Credit Suisse International	153,095	EUR	201,585	517
01/17/13	Credit Suisse International	167,357	EUR	217,735	3,195
01/17/13	Credit Suisse International	181,185	EUR	234,267	4,917
01/17/13	Credit Suisse International	197,845	EUR	254,743	6,434
01/17/13	Credit Suisse International	226,546	EUR	296,409	2,657
01/17/13	Credit Suisse International	234,931	EUR	302,049	8,085
01/17/13	Credit Suisse International	257,689	EUR	327,780	12,397
01/17/13	Credit Suisse International	288,761	EUR	375,085	6,110
01/17/13	Credit Suisse International	357,278	EUR	463,862	7,784
01/17/13	Credit Suisse International	521,682	EUR	666,637	22,039
01/17/13	Deutsche Bank AG	70,013	EUR	92,251	174
01/17/13	Deutsche Bank AG	145,459	EUR	188,595	3,427
01/17/13	Deutsche Bank AG	148,138	EUR	191,684	3,874
01/17/13	Deutsche Bank AG	150,194	EUR	193,435	4,837
01/17/13	Deutsche Bank AG	152,091	EUR	201,316	(539)
01/17/13	Deutsche Bank AG	153,000	EUR	192,536	9,441
01/17/13	Deutsche Bank AG	180,000	EUR	217,488	20,131
01/17/13	Deutsche Bank AG	181,184	EUR	234,261	4,922
01/17/13	Deutsche Bank AG	188,965	EUR	243,742	5,712
01/17/13	Deutsche Bank AG	208,848	EUR	261,991	13,711
01/17/13	Deutsche Bank AG	366,000	EUR	474,841	8,319
01/17/13	Deutsche Bank AG	458,268	EUR	557,460	47,503
01/17/13	Deutsche Bank AG	511,312	EUR	676,049	(1,062)
01/17/13	HSBC Bank plc	27,280	EUR	34,657	1,356
01/17/13	HSBC Bank plc	148,043	EUR	190,958	4,475
01/17/13	HSBC Bank plc	148,255	EUR	190,894	4,818
01/17/13	HSBC Bank plc	196,771	EUR	255,358	4,401
01/17/13	HSBC Bank plc	221,941	EUR	268,730	24,256
01/17/13	HSBC Bank plc	241,000	EUR	311,748	6,398
01/17/13	HSBC Bank plc	323,000	EUR	390,370	36,025

MIST-20

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
01/17/13	State Street Bank and Trust	19,992	EUR	$25,781	$611
01/17/13	State Street Bank and Trust	114,000	EUR	147,985	2,507
01/17/13	State Street Bank and Trust	200,000	EUR	255,502	8,520
02/19/13	Bank of America N.A.	139,000	GBP	220,458	5,310
02/19/13	Credit Suisse International	167,509	GBP	270,658	1,415
02/19/13	Credit Suisse International	186,440	GBP	292,304	10,517
02/19/13	Credit Suisse International	287,627	GBP	463,974	3,198
02/19/13	Credit Suisse International	359,250	GBP	567,324	16,180
02/19/13	Deutsche Bank AG	40,300	GBP	65,032	424
02/19/13	Deutsche Bank AG	145,000	GBP	234,363	1,150
02/19/13	Deutsche Bank AG	277,373	GBP	447,527	2,990
02/19/13	Deutsche Bank AG	452,319	GBP	728,513	6,157
02/19/13	Deutsche Bank AG	763,000	GBP	1,221,082	18,205
02/19/13	State Street Bank and Trust	91,260	GBP	148,146	81
02/19/13	State Street Bank and Trust	146,000	GBP	235,742	1,396
04/22/13	Bank of America N.A.	800,000	JPY	9,753	(511)
04/22/13	Bank of America N.A.	2,347,960	JPY	28,548	(1,423)
04/22/13	Bank of America N.A.	6,445,180	JPY	78,326	(3,868)
04/22/13	Credit Suisse International	2,146,725	JPY	26,052	(1,252)
04/22/13	Deutsche Bank AG	1,400,000	JPY	16,373	(199)
04/22/13	Deutsche Bank AG	3,153,000	JPY	39,770	(3,345)
04/22/13	HSBC Bank plc	2,415,060	JPY	30,344	(2,444)

Net Unrealized Appreciation					$483,928

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
02/11/13	Bank of America N.A.	40,379	CHF	$41,495	$(2,685)
02/11/13	Bank of America N.A.	4,300	CHF	4,633	(72)
02/11/13	Bank of America N.A.	4,000	CHF	4,229	(147)
02/11/13	Bank of America N.A.	1,515	CHF	1,593	(65)
02/11/13	Barclays Bank plc	40,121	CHF	41,215	(2,684)
02/11/13	Barclays Bank plc	1,485	CHF	1,563	(62)
02/11/13	Credit Suisse International	4,000	CHF	4,329	(47)
02/11/13	Credit Suisse International	1,822	CHF	1,940	(54)
02/11/13	Credit Suisse International	570	CHF	615	(8)
02/11/13	Deutsche Bank AG	1,539	CHF	1,633	(51)
02/11/13	HSBC Bank plc	2,612	CHF	2,825	(33)
01/17/13	Bank of America N.A.	864,000	EUR	1,069,998	(70,575)
01/17/13	Bank of America N.A.	584,810	EUR	720,813	(51,199)
01/17/13	Bank of America N.A.	317,589	EUR	410,986	(8,266)
01/17/13	Bank of America N.A.	98,618	EUR	127,924	(2,263)
01/17/13	Bank of America N.A.	92,578	EUR	114,694	(7,520)
01/17/13	Bank of America N.A.	74,780	EUR	96,582	(2,136)
01/17/13	Bank of America N.A.	66,893	EUR	82,381	(5,925)
01/17/13	Bank of America N.A.	57,732	EUR	73,610	(2,602)
01/17/13	Barclays Bank plc	244,000	EUR	301,925	(20,181)
01/17/13	Barclays Bank plc	116,648	EUR	153,146	(842)
01/17/13	Barclays Bank plc	92,579	EUR	114,761	(7,453)
01/17/13	Credit Suisse International	488,954	EUR	604,635	(40,837)
01/17/13	Credit Suisse International	292,405	EUR	360,269	(25,737)
01/17/13	Credit Suisse International	182,260	EUR	225,397	(15,206)
01/17/13	Credit Suisse International	147,926	EUR	191,700	(3,578)
01/17/13	Credit Suisse International	135,810	EUR	175,776	(3,508)
01/17/13	Credit Suisse International	84,719	EUR	104,257	(7,581)
01/17/13	Credit Suisse International	74,780	EUR	96,579	(2,139)
01/17/13	Credit Suisse International	54,416	EUR	67,406	(4,429)
01/17/13	Credit Suisse International	32,392	EUR	39,857	(2,904)

MIST-21

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
01/17/13	Credit Suisse International	24,987	EUR	$31,023	$(1,963)
01/17/13	Deutsche Bank AG	198,000	EUR	246,982	(14,399)
01/17/13	Deutsche Bank AG	168,077	EUR	212,558	(9,322)
01/17/13	Deutsche Bank AG	144,330	EUR	184,188	(6,343)
01/17/13	Deutsche Bank AG	77,765	EUR	102,202	(456)
01/17/13	HSBC Bank plc	29,581,059	EUR	36,276,288	(2,773,913)
01/17/13	HSBC Bank plc	580,153	EUR	714,627	(51,238)
01/17/13	HSBC Bank plc	192,440	EUR	246,387	(7,655)
01/17/13	HSBC Bank plc	84,134	EUR	104,235	(6,831)
01/17/13	HSBC Bank plc	74,779	EUR	96,255	(2,461)
01/17/13	HSBC Bank plc	28,533	EUR	36,557	(1,110)
01/17/13	HSBC Bank plc	27,208	EUR	33,723	(2,195)
01/17/13	Standard Chartered Bank	90,803	EUR	113,002	(6,868)
02/19/13	Bank of America N.A.	978,820	GBP	1,532,922	(56,906)
02/19/13	Bank of America N.A.	93,610	GBP	150,519	(1,525)
02/19/13	Bank of America N.A.	89,354	GBP	143,285	(1,846)
02/19/13	Barclays Bank plc	509,804	GBP	799,271	(28,768)
02/19/13	Barclays Bank plc	247,684	GBP	386,774	(15,522)
02/19/13	Credit Suisse International	247,684	GBP	386,863	(15,433)
02/19/13	Credit Suisse International	120,013	GBP	193,143	(1,786)
02/19/13	Credit Suisse International	44,677	GBP	71,643	(923)
02/19/13	Credit Suisse International	26,594	GBP	42,595	(599)
02/19/13	Deutsche Bank AG	47,481	GBP	76,008	(1,112)
02/19/13	HSBC Bank plc	34,033,903	GBP	53,348,144	(1,930,728)
02/19/13	HSBC Bank plc	327,858	GBP	514,790	(17,727)
02/19/13	HSBC Bank plc	254,902	GBP	399,954	(14,065)
04/22/13	Deutsche Bank AG	3,880,000	JPY	45,101	277
04/22/13	HSBC Bank plc	71,445,525	JPY	902,831	77,453
04/22/13	HSBC Bank plc	4,897,200	JPY	60,390	3,815

Net Unrealized Depreciation					$(5,180,938)

(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen

7. Options Written

The Portfolio transactions in options written during the year ended December 31, 2012 were as follows:

Call Options	Number of Contracts	Premium received
Options outstanding December 31, 2011	15	$30,375
Options written	887	160,679
Options boughtback	(658)	(150,455)
Options expired	(244)	(40,599)

Options outstanding December 31, 2012	—	$—

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are

MIST-22

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$15,938,069	$55,383,019	$106,567,459	$32,691,006	$122,505,528	$88,074,025

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$18,472,348	$37,441,438	$61,553,956	$—	$117,467,742

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

11. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

12. Subsequent Events

At a meeting held on November 12-13, 2012, the Board approved the acquisition of the Portfolio by the MFS Value Portfolio (“MFS Value”), a portfolio of Metropolitan Series Fund, subject to the approval of shareholders of the Portfolio. On or about February 22, 2013, the shareholders of the Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Portfolio by MFS Value in exchange for shares of the MFS Value and the assumption by MFS Value of the liabilities of the Portfolio. If approved by shareholders, it is anticipated that the reorganization will close on or about April 29, 2013.

MIST-23

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Franklin Mutual Shares Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Franklin Mutual Shares Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Franklin Mutual Shares Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-24

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-25

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-26

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Met/Franklin Mutual Shares Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-27

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-28

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Met/Franklin Mutual Shares Portfolio, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one- and three-year periods ended October 31, 2012. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions on its investment style. The Board considered that it was proposed that the Portfolio be reorganized into the MFS Value Portfolio, a series of MSF, effective on or about April 29, 2013. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Franklin Mutual Shares Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had reduced the Portfolio’s sub-advisory fee schedule through the implementation of a breakpoint, effective January 1, 2011, and that the Adviser began waiving an additional portion of its advisory fee on assets over $1 billion in order for shareholders to benefit from the breakpoint being implemented at the sub-advisory fee level. The Board also took into account management’s discussion of expenses, including the type of fund. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin

MIST-29

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Franklin Mutual Shares Portfolio, the Board noted that the Portfolio’s advisory fee does not contain breakpoints. The Board noted that the Portfolio’s management fees were above the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-30

Met Investors Series Trust

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-31

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-32

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the Met/Franklin Templeton Founding Strategy Portfolio returned 16.43% and 16.12%, respectively. The Portfolio’s benchmark, the Standard & Poor’s 500 Index1, returned 16.00% over the same period.

ECONOMIC AND MARKET REVIEW

The global capital markets persevered over the course of 2012, further perpetuating the fundamental macroeconomic improvements that began in 2011 following the height of the financial and European crises of years past. As the year commenced, a sense of pessimism permeated the markets as the domestic housing market was largely hampered by declining home prices and a shortage of willing mortgage lenders. Meanwhile, investor sentiment towards Europe conveyed the perception of a region on the precipice of economic failure. By the end of the year, however, concerns over a tail risk event subsided to some extent as further accommodative fiscal and monetary policy initiatives were embraced by both the United States (“U.S.”) and Europe. More specifically, the unparalleled levels of quantitative easing instituted by central banks, in conjunction with significant flows into fixed income and yield oriented equity investment vehicles drove interest rates to near all-time lows. In Japan, the tepid recovery from the earthquake and tsunami aftermath prompted the Bank of Japan to expand its asset purchase program late in the year. Within the U.S., favorable trends in housing and unemployment underscored the notion of a broad-based recovery, while traction in Europe persisted, albeit at a more tempered pace given the substantial fragmentation that still exists between the core and peripheral nations. Emerging market economies exhibited resiliency in 2012 following the retrenchment of the previous year when apprehension surrounding unsustainable growth and a credit bubble were at the forefront of investors’ minds. As the year drew to a close, fiscal cliff deliberations ultimately culminated in an extension of the Bush-era tax cuts for lower and middle income households, although more prominent matters such as the upcoming debt ceiling deliberations remain unresolved.

The vast majority of risk assets concluded the year in positive territory with double digit returns exhibited by global credit and equity markets. With the exception of Japan, this was also the case across all major global equity classes, with the U.S. (16.0%) trailing both Europe (19.1%) and Emerging Markets (18.2%) as measured by the S&P 500, MSCI Europe, and MSCI Emerging Market indices respectively. Concerning U.S. equity markets, value stocks produced superior returns relative to growth stocks over the trailing one year period across all market capitalizations, while small cap indices represented the starkest example of this in 2012. At year end, the Financials and Consumer Discretionary sectors proved to be the best performing sectors on a global scale as well as in the U.S. As it relates to foreign exchange markets, the Euro and most other global currencies appreciated in the latter half of the year compared to the weaker U.S. dollar due to diminishing risk aversion. Nevertheless, for the entire year currency had a neutral impact on the foreign investments held by U.S. dollar investors.

Within fixed income, High Yield credit as measured by the Barclays U.S. Corporate High Yield Index produced enhanced returns relative to the Barclays U.S. Aggregate Bond Index; 15.8% to 4.2% as the yield spread between high yield bonds and U.S. Treasury securities compressed. Overall, Emerging Market Debt proved to be the top performing fixed income asset class, returning 16.8% as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index. The past year also saw the capital markets experience dramatically lower volatility when contrasted to the prior two calendar years. This occurred not only in stocks, but also in numerous other areas such as commodities, corporate credit, foreign exchange and interest rates. With respect to commodities specifically, precious metals and agriculture were the top performing sectors in the space, whereas Energy did not perform as well as the broader asset class during the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Met/Franklin Founding Strategy Portfolio is a “fund of funds” consisting of three portfolios of the Met Investors Series Trust subadvised by the Franklin Templeton organization: the Met/Franklin Mutual Shares Portfolio, the Met/Templeton Growth Portfolio, and the Met/Franklin Income Portfolio. The Portfolio’s strategy during the period was to hold one-third of its assets in each of the underlying portfolios and to rebalance the Portfolio on a quarterly basis.

All three component portfolios were positive for the full year, but their absolute performance varied widely. Relative to the S&P 500, the Portfolio’s performance was hurt the most by the Franklin Income segment’s inclusion of bonds in a period when stocks returned more than bonds. While Templeton Growth’s inclusion of foreign stocks hurt its performance relative to the S&P 500 during the first half of the year when foreign stocks lagged domestic stocks, it benefited in the second half of the year. Templeton’s strong stock selection was the primary contributor to its good relative performance. Consumer Discretionary sector holdings were leading absolute and relative contributors to performance, particularly U.S. Media holdings. Several holdings detracted from the Mutual Shares segment’s performance during the year, including energy company Exelon, document technology firm Xerox, and mobile telephony

MIST-1

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

operator Vodafone Group (United Kingdom). On the plus side, Time Warner Cable, media conglomerate News Corp. and International Paper contributed to its relative performance.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO MANAGED BY

METLIFE ADVISERS, LLC VS. S&P 500 INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	Since Inception[3]
Met/Franklin Templeton Founding Strategy Portfolio
Class A	16.43	3.22
Class B	16.12	2.96
S&P 500® Index[1]	16.00	2.72

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A and Class B shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Met/Templeton Growth Portfolio (Class A)	33.4
Met/Franklin Mutual Shares Portfolio (Class A)	33.3
Met/Franklin Income Portfolio (Class A)	33.3

MIST-3

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Franklin Templeton Founding Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)(b)	Actual	0.44%	$1,000.00	$1,100.60	$2.32
	Hypothetical*	0.44%	$1,000.00	$1,022.93	$2.24

Class B(a)(b)	Actual	0.69%	$1,000.00	$1,099.10	$3.64
	Hypothetical*	0.69%	$1,000.00	$1,021.67	$3.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Met/Franklin Income Portfolio (Class A) (a)	29,205,657	$311,332,299
Met/Franklin Mutual Shares Portfolio (Class A) (a)	40,698,537	311,750,796
Met/Templeton Growth Portfolio (Class A) (a)	31,324,936	312,309,615

Total Mutual Funds (Cost $807,109,801)		935,392,710

Total Investments—100.0% (Cost $807,109,801) (b)		935,392,710
Other assets and liabilities (net)—0.0%		(288,037)

Net Assets—100.0%		$935,104,673

(a)	A Portfolio of Met Investors Series Trust. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(b)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $823,159,763. The aggregate and net unrealized appreciation of investments was $112,232,947 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$935,392,710	$—	$—	$935,392,710
Total Investments	$935,392,710	$—	$—	$935,392,710

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Affiliated investments at value (a)		$935,392,710
Receivable for investments sold		855,858
Receivable for fund shares sold		79,381
Receivable from investment adviser		7,616

Total Assets		936,335,565

Liabilities
Payables for:
Fund shares redeemed	$935,239
Accrued Expenses:
Management fees	35,747
Distribution and service fees— Class B	193,987
Administration fees	3,666
Custodian and accounting fees	4,133
Deferred trustees’ fees	35,625
Other expenses	22,495

Total Liabilities		1,230,892

Net Assets		$935,104,673

Net assets represented by
Paid in surplus		$730,105,815
Accumulated net realized gain		49,849,419
Unrealized appreciation on affiliated investments		128,282,909
Undistributed net investment income		26,866,530

Net Assets		$935,104,673

Net Assets
Class A		$14,138,258
Class B		920,966,415
Capital Shares Outstanding*
Class A		1,346,523
Class B		88,282,262
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$10.50
Class B		10.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $807,109,801.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from Affiliated Underlying Portfolios		$23,854,317

Total investment income		23,854,317
Expenses
Management fees	$419,181
Administration fees	22,000
Custodian and accounting fees	24,800
Distribution and service fees—Class B	2,254,012
Audit and tax services	26,698
Legal	28,350
Trustees’ fees and expenses	28,816
Miscellaneous	8,584

Total expenses	2,812,441
Less expenses reimbursed by the Adviser	(96,952)

Net expenses	2,715,489

Net Investment Income		21,138,828

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments		2,097,388
Capital gain distributions from Affiliated Underlying Portfolios		70,713,174

Net realized gain		72,810,562

Net change in unrealized appreciation on affiliated investments		42,872,588

Net realized and unrealized gain		115,683,150

Net Increase in Net Assets From Operations		$136,821,978

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$21,138,828	$25,046,684
Net realized gain	72,810,562	25,434,010
Net change in unrealized appreciation (depreciation)	42,872,588	(69,299,595)

Net increase (decrease) in net assets resulting from operations	136,821,978	(18,818,901)

Distributions to Shareholders
From net investment income
Class A	(945,514)	(33,126)
Class B	(36,151,721)	(15,257,710)
From net realized capital gains
Class A	(365,351)	(1,682)
Class B	(14,829,246)	(867,302)

Net decrease in net assets resulting from distributions	(52,291,832)	(16,159,820)

Net increase (decrease) in net assets from capital share transactions	(35,617,907)	71,022,115

Net Increase in Net Assets	48,912,239	36,043,394

Net Assets
Net assets at beginning of period	886,192,434	850,149,040

Net assets at end of period	$935,104,673	$886,192,434

Undistributed net investment income at end of period	$26,866,530	$37,072,114

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	41,376	$407,610	2,058,289	$19,931,798
Reinvestments	137,264	1,310,865	3,353	34,808
Redemptions	(1,031,046)	(10,325,643)	(17,847)	(174,764)

Net increase (decrease)	(852,406)	$(8,607,168)	2,043,795	$19,791,842

Class B
Sales	5,223,716	$52,078,718	15,030,804	$150,264,348
Reinvestments	5,360,774	50,980,967	1,559,479	16,125,012
Redemptions	(13,143,546)	(130,070,424)	(11,804,772)	(115,159,087)

Net increase (decrease)	(2,559,056)	$(27,010,739)	4,785,511	$51,230,273

Increase (decrease) derived from capital shares transactions		$(35,617,907)		$71,022,115

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010		2009		2008(a)
Net Asset Value, Beginning of Period	$9.58	$9.91	$8.98		$6.97		$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.26	0.10	0.16		(0.00	)(c)	0.08
Net realized and unrealized gain (loss) on investments	1.26	(0.23)	0.77		2.01		(2.97)

Total from investment operations	1.52	(0.13)	0.93		2.01		(2.89)

Less Distributions
Distributions from net investment income	(0.43)	(0.19)	0.00		0.00		(0.14)
Distributions from net realized capital gains	(0.17)	(0.01)	(0.00	)(d)	0.00		0.00

Total distributions	(0.60)	(0.20)	(0.00	)(d)	0.00		(0.14)

Net Asset Value, End of Period	$10.50	$9.58	$9.91		$8.98		$6.97

Total Return (%) (e)	16.43	(1.46)	10.36		28.84		(28.92	)(f)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (h)	0.06	0.06	0.07		0.08		0.44	(g)
Ratio of net expenses to average net assets (%) (h)(i)	0.05	0.05	0.05		0.05		0.05	(g)
Ratio of net investment income (loss) to average net assets (%) (j)	2.66	1.04	1.72		(0.04)		1.23	(g)
Portfolio turnover rate (%)	11	6	5		7		4	(f)
Net assets, end of period (in millions)	$14.1	$21.1	$1.5		$1.0		$0.3

	Class B
	Year Ended December 31,
	2012	2011	2010		2009	2008(a)
Net Asset Value, Beginning of Period	$9.52	$9.86	$8.96		$6.97	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.23	0.28	0.14		(0.02)	0.26
Net realized and unrealized gain (loss) on investments	1.25	(0.44)	0.76		2.01	(3.16)

Total from investment operations	1.48	(0.16)	0.90		1.99	(2.90)

Less Distributions
Distributions from net investment income	(0.40)	(0.17)	0.00		0.00	(0.13)
Distributions from net realized capital gains	(0.17)	(0.01)	(0.00	)(d)	0.00	0.00

Total distributions	(0.57)	(0.18)	(0.00	)(d)	0.00	(0.13)

Net Asset Value, End of Period	$10.43	$9.52	$9.86		$8.96	$6.97

Total Return (%) (e)	16.12	(1.76)	10.05		28.55	(28.98	)(f)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (h)	0.31	0.31	0.32		0.33	0.38	(g)
Ratio of net expenses to average net assets (%) (h) (i)	0.30	0.30	0.30		0.30	0.30	(g)
Ratio of net investment income (loss) to average net assets (%) (j)	2.28	2.81	1.57		(0.29)	4.97	(g)
Portfolio turnover rate (%)	11	6	5		7	4	(f)
Net assets, end of period (in millions)	$921.0	$865.1	$848.6		$664.9	$276.3

(a)	Commencement of operations was 4/28/2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment loss was less than $0.01.
(d)	Distributions from net realized capital gains were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(i)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(j)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Templeton Founding Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is a “fund of funds” that invests, on a fixed percentage basis, in a combination of the Trust’s portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, “Franklin Templeton”), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio’s assets will be allocated on an equal basis (33 1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the “Underlying Portfolios”), each of which is a separate portfolio of the Trust. The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management

MIST-9

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$419,181	0.050%	First $500 Million
	0.040%	$500 Million to $1 Billion
	0.030%	Over $1 Billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2013. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2008	2009	2010	2011	2012
		Subject to repayment until December 31,
Class A	Class B	2013	2014	2015	2016	2017
0.05%	0.30%	$85,140	$133,123	$121,824	$107,891	$96,952

As of December 31, 2012, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the period ended December 31, 2012 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of December 31, 2012, there was $544,930 in expense deferrals eligible for recoupment by the Adviser.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

MIST-10

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$109,364,077	$—	$105,388,376

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2012 is as follows:

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2012 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
Met/Franklin Income Portfolio*	29,936,615	2,802,218	(3,533,176)	29,205,657
Met/Franklin Mutual Shares Portfolio*	37,009,206	7,978,063	(4,288,732)	40,698,537
Met/Templeton Growth Portfolio*	32,412,738	2,755,428	(3,843,230)	31,324,936

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2012.

MIST-11

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2012
Met/Franklin Income Portfolio	$3,440,028	$6,602,697	$15,928,119	$311,332,299
Met/Franklin Mutual Shares Portfolio	(4,170,789)	52,767,307	2,416,411	311,750,796
Met/Templeton Growth Portfolio	2,828,149	11,343,170	5,509,787	312,309,615

	$2,097,388	$70,713,174	$23,854,317	$935,392,710

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$37,097,235	$15,290,836	$15,194,597	$868,984	$52,291,832	$16,159,820

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$26,902,156	$65,899,381	$112,232,947	$—	$205,034,484

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

10. Subsequent Events

At a meeting held on November 12-13, 2012, the Board approved the acquisition of the Portfolio by the MetLife Growth Strategy Portfolio (“MetLife Growth Strategy”), a portfolio of the Trust, subject to the approval of shareholders of the Portfolio. On or about February 22, 2013, the shareholders of the Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Portfolio by MetLife Growth Strategy in exchange for shares of the MetLife Growth Strategy and the assumption by MetLife Growth Strategy of the liabilities of the Portfolio. If approved by shareholders, it is anticipated that the reorganization will close on or about April 29, 2013.

MIST-12

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Franklin Templeton Founding Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Franklin Templeton Founding Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Franklin Templeton Founding Strategy Portfolio of Met Investors Series Trust, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 28, 2008 to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-13

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-14

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-15

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Met/Franklin Templeton Founding Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the Met/Franklin Templeton Founding Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the Met/Franklin Templeton Founding Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-16

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

MIST-17

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Franklin Templeton Founding Strategy Portfolio, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one-year period ended June 30, 2012, and outperformed its Lipper Index for the three-year period ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one- and three-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance. The Board considered that it was proposed that the Portfolio be reorganized into the MetLife Growth Strategy Portfolio, a series of MIST, effective on or about April 29, 2013. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and Expense Universe median, and that total expenses (exclusive of 12b-1 fees) were below the Expense Group median and above the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Adviser reduced its advisory fee through the implementation of additional breakpoints, effective November 12, 2009. The Board took into account management’s discussion of the Fund’s expenses and noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

MIST-18

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that management had implemented breakpoints with respect to the Portfolio’s advisory fee that reduce the advisory fee on assets above certain specified levels. The Board considered the fact that the Portfolio’s fee levels decline as the Portfolio’s assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

MIST-19

Met Investors Series Trust

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the Met/Franklin Templeton Founding Strategy Portfolio and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-20

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-21

Met Investors Series Trust

Met/Templeton Growth Portfolio

Managed by Templeton Global Advisors Limited

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Met/Templeton Growth Portfolio returned 22.48%, 22.21%, and 22.33%, respectively. The Portfolio’s benchmark, the MSCI World Index1, returned 15.83% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Global developed stocks, as measured by the MSCI World Index, rallied through the spring of 2012 before a brief drop in early summer gave way to a recovery, leading to solid 12-month gains. Periodic downturns were primarily attributable to concerns about slowing global economic growth, European sovereign debt and United States (“U.S.”) fiscal negotiations. Early in 2012, the market focused on Europe’s debt crisis, and leaders eventually agreed to a deployment of temporary and permanent bailout funds. European Central Bank (“ECB”) President Mario Draghi declared, “the ECB is ready to do whatever it takes to preserve the euro,” further buoying markets in the summer. In the U.S., the Federal Reserve Board announced additional rounds of quantitative easing and extended its strategy designed to lower interest rates. In Asia, China’s and Japan’s central banks took measures to stimulate their countries’ growth. Toward year-end, investor focus shifted to the U.S., where policymakers sought to avert automatic spending cuts and tax hikes, known as the “fiscal cliff.” Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts. Despite adversity and uncertainty throughout the 12-month period, virtually all major asset classes finished 2012 with positive returns.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Nearly all major stock sectors delivered positive results in 2012. Although weak sentiment in early 2012 left many investors ill-prepared for the stock market rally, our value discipline positioned the Portfolio in low valued stocks with what we viewed as the greatest potential for appreciation, and the Portfolio performed well. Stock selection was the primary contributor to relative performance, with some of the Portfolio’s highest conviction, long-term holdings delivering healthy returns. The Portfolio’s overweighted Consumer Discretionary sector holdings were leading absolute and relative contributors to performance, particularly U.S. Media holdings. America’s leading cable companies have come to dominate the valuable broadband pipeline permitting bundled delivery of voice, data and video, and content producers have seen a surge in demand for their products as new devices and opportunities for media consumption proliferate. These Media stocks have provided attractive long-term returns for the Portfolio, and although we are encouraged by their ongoing cash generation and market share consolidation, we believe our largest industry holdings are not as undervalued as in the past.

Stock selection in the Financials sector also supported relative performance, led by European reinsurers and lenders, such as Swiss Re (Switzerland), Munich Reinsurance (Germany) and BNP Paribas (France). Reinsurers benefited from lower-than-expected catastrophe levels and judicious underwriting discipline, and could return excess capital to shareholders. We also continued to find value in the European banking sector. Even after robust gains in 2012, European bank stock performance has still lagged that of U.S. banks since 2009 and remained near two-decade low valuations, suggesting to us further appreciation potential for a sector that has undergone intensive fundamental repair and recapitalization. The Portfolio’s Industrials positions also aided performance as European airlines Deutsche Lufthansa (Germany) and off-benchmark holding International Consolidated Airlines Group (United Kingdom) reported improved profits on increased air traffic volume and ongoing restructuring initiatives. We purchased these Airline stocks at what we regarded as low valuations amid uncertainty surrounding global economic growth, fuel costs and competitive pressures, and we were encouraged to see managements taking what we viewed as necessary steps to enhance shareholder value.

We were also encouraged by relative performance from long-standing overweighted positions in Telecommunication Services, Information Technology and Health Care. Sprint Nextel Corp., a U.S. mobile operator, was a top performer, more than doubling in value during the year. Management responded to investors’ liquidity concerns by cutting costs, tapping debt markets and securing vendor financing; however, the stock remained unduly cheap to us, and Japanese telecom Softbank acquired a majority stake in the company in October. We believe Sprint could benefit from the firm’s upcoming iPhone offering and transition to a new 4G network, which could continue to reduce the company’s inflated cost-base and stem subscriber defections. Top performing Technology stocks included U.S.-based hardware manufacturer Seagate Technology and off-benchmark semiconductor and consumer electronics manufacturer Samsung Electronics (South Korea). Our analysis identified what we saw as tremendous cash-flow generating capabilities and the cleanest balance sheets of any global sector for certain technology companies, which prospered as customers targeting cost efficiencies prioritized productivity-enhancing investments over capacity-enhancing capital expenditures. In the Health Care sector, where U.S. biotechnology firm Amgen led performance, we favored opportunities we saw as compelling in higher growth companies, often with emerging market exposure.

By sector, overweighted Energy stocks were the only laggards as positions generally declined because of weaker oil prices and a North American gas glut; these conditions reduced demand for drilling rigs and equipment, pressuring U.S. oilfield services provider Baker Hughes, a major sector detractor in 2012. However, our research leads us to believe the stock is attractively valued, and management was pursuing a strategy that we believe could position Baker Hughes well for a domestic recovery and international growth opportunities. We believe some exploration and production and oil services firms with advanced technology, sound capital discipline and operational flexibility can gain market share as hydrocarbon extraction moves to increasingly challenging and remote locations. Geographically, most

MIST-1

Met Investors Series Trust

Met/Templeton Growth Portfolio

Managed by Templeton Global Advisors Limited

Portfolio Manager Commentary*—(Continued)

major regions helped the Portfolio. Stock selection in the U.S. as well as overweighting in the eurozone and Asia ex-Japan were beneficial. In contrast, stock selection in Spain and Sweden hurt relative performance.

On December 31, 2012, the Portfolio’s largest sector weightings were in Financials, Health Care and Industrials. Regionally, nearly half the Portfolio’s assets were in Europe and more than one-third were in North America.

Norman Boersma

Tucker Scott

Lisa Myers

Portfolio Managers

Templeton Global Advisors Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Templeton Growth Portfolio

MET/TEMPLETON GROWTH PORTFOLIO MANAGED BY

TEMPLETON GLOBAL ADVISORS LIMITED VS. MSCI WORLD INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	Since Inception[3]
Met/Templeton Growth Portfolio
Class A	22.48	1.86
Class B	22.21	1.61
Class E	22.33	2.16
MSCI World Index[1]	15.83	-0.40

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A and Class B shares is 4/28/2008. Inception of Class E shares is 4/26/2011. Index returns are based on an inception date of 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Sanofi	2.2
Samsung Electronics Co., Ltd.	2.1
Pfizer, Inc.	2.0
Deutsche Lufthansa AG	1.9
Microsoft Corp.	1.9
Amgen, Inc.	1.8
Vodafone Group plc	1.8
ING Groep N.V.	1.8
Roche Holding AG	1.7
Comcast Corp. - Special Class A	1.7

Top Sectors

% of Market Value of Total Investments
Financials	22.2
Health Care	13.8
Industrials	13.0
Energy	12.0
Information Technology	11.8
Consumer Discretionary	11.1
Telecommunication Services	9.0
Materials	3.3
Consumer Staples	2.2
Cash & Cash Equivalents	1.6

MIST-3

Met Investors Series Trust

Met/Templeton Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Templeton Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.73%	$1,000.00	$1,160.70	$3.96
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

Class B(a)	Actual	0.98%	$1,000.00	$1,159.10	$5.32
	Hypothetical*	0.98%	$1,000.00	$1,020.21	$4.98

Class E(a)	Actual	0.88%	$1,000.00	$1,160.80	$4.78
	Hypothetical*	0.88%	$1,000.00	$1,020.71	$4.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Met/Templeton Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
BAE Systems plc	377,978	$2,076,603

Air Freight & Logistics—2.0%
FedEx Corp.	39,840	3,654,125
United Parcel Service, Inc. - Class B	80,500	5,935,265

		9,589,390

Airlines—3.5%
Deutsche Lufthansa AG	500,735	9,412,034
International Consolidated Airlines Group S.A. (a)	2,532,013	7,805,405

		17,217,439

Auto Components—1.5%
Cie Generale des Etablissements Michelin	77,567	7,353,581

Automobiles—2.1%
Mazda Motor Corp. (a)	1,120,000	2,287,066
Nissan Motor Co., Ltd.	262,700	2,493,403
Toyota Motor Corp.	115,900	5,409,814

		10,190,283

Biotechnology—1.8%
Amgen, Inc.	104,680	9,035,977
Prothena Corp. plc (a)	1,427	10,459

		9,046,436

Capital Markets—3.5%
Credit Suisse Group AG (a) (b)	272,257	6,831,292
Morgan Stanley	250,400	4,787,648
UBS AG (a)	337,802	5,312,333

		16,931,273

Chemicals—0.9%
Akzo Nobel N.V.	65,626	4,330,464

Commercial Banks—8.8%
BNP Paribas S.A.	141,810	7,993,426
Credit Agricole S.A. (a)	638,110	5,180,874
DBS Group Holdings, Ltd.	342,500	4,192,654
HSBC Holdings plc	419,862	4,457,139
ICICI Bank, Ltd. (ADR)	68,980	3,008,218
Intesa Sanpaolo S.p.A.	2,721,787	4,708,699
KB Financial Group, Inc.	145,734	5,199,847
SunTrust Banks, Inc.	82,520	2,339,442
UniCredit S.p.A. (a)	1,269,861	6,270,690

		43,350,989

Commercial Services & Supplies—0.2%
Rentokil Initial plc	611,977	970,731

Communications Equipment—2.7%
Brocade Communications Systems, Inc. (a)	422,540	2,252,138
Cisco Systems, Inc.	397,910	7,818,932

Communications Equipment—(Continued)
Telefonaktiebolaget LM Ericsson - Class B	331,894	$3,338,277

		13,409,347

Computers & Peripherals—1.3%
Dell, Inc.	256,740	2,600,776
Hewlett-Packard Co. (b)	279,280	3,979,740

		6,580,516

Construction & Engineering—0.1%
Carillion plc	95,620	501,519

Construction Materials—1.7%
CRH plc	391,653	8,127,144

Consumer Finance—0.7%
American Express Co.	60,090	3,453,973

Diversified Financial Services—4.3%
Citigroup, Inc.	189,561	7,499,033
ING Groep N.V. (a)	910,480	8,706,640
JPMorgan Chase & Co.	111,500	4,902,655

		21,108,328

Diversified Telecommunication Services—4.5%
China Telecom Corp., Ltd. (ADR)	30,950	1,759,508
France Telecom S.A.	266,415	2,983,476
Singapore Telecommunications, Ltd.	2,558,000	6,952,970
Telefonica S.A.	187,548	2,546,665
Telekom Austria AG	69,211	523,739
Telenor ASA	126,466	2,569,372
Vivendi S.A.	209,811	4,724,873

		22,060,603

Electrical Equipment—1.5%
Alstom S.A.	152,104	6,232,762
Dongfang Electric Corp., Ltd. - Class H (b)	532,933	1,095,585

		7,328,347

Electronic Equipment, Instruments & Components—1.1%
Flextronics International, Ltd. (a)	314,210	1,951,244
TE Connectivity, Ltd.	97,790	3,629,965

		5,581,209

Energy Equipment & Services—3.6%
Baker Hughes, Inc.	153,990	6,288,952
Halliburton Co.	178,070	6,177,248
Noble Corp.	127,740	4,447,907
SBM Offshore N.V. (a)	52,441	743,269

		17,657,376

Food & Staples Retailing—2.2%
CVS Caremark Corp.	118,898	5,748,718
TESCO plc	948,027	5,207,814

		10,956,532

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Templeton Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—1.2%
Medtronic, Inc.	144,490	$5,926,980

Health Care Providers & Services—0.5%
Quest Diagnostics, Inc.	44,740	2,607,000

Industrial Conglomerates—2.7%
General Electric Co.	54,160	1,136,818
Koninklijke Philips Electronics N.V.	238,173	6,389,777
Siemens AG	52,593	5,716,313

		13,242,908

Insurance—4.9%
American International Group, Inc. (a)	57,940	2,045,282
Aviva plc	868,048	5,240,230
AXA S.A.	326,731	5,909,896
Muenchener Rueckversicherungs AG	29,261	5,253,626
Swiss Re AG (a)	78,158	5,704,304

		24,153,338

IT Services—0.1%
SAIC, Inc. (b)	19,200	217,344

Life Sciences Tools & Services—0.2%
Lonza Group AG (a)	18,749	1,014,088

Machinery—0.8%
Navistar International Corp. (a) (b)	184,630	4,019,395

Media—5.6%
Comcast Corp. - Special Class A	234,110	8,416,254
News Corp. - Class A	160,160	4,090,486
Time Warner Cable, Inc. (b)	49,956	4,855,224
Time Warner, Inc.	65,296	3,123,108
Viacom, Inc. - Class B	78,100	4,118,994
Walt Disney Co. (The)	62,140	3,093,951

		27,698,017

Metals & Mining—0.8%
POSCO	6,466	2,114,182
Vale S.A. (ADR)	85,020	1,725,906

		3,840,088

Multiline Retail—0.8%
Marks & Spencer Group plc	178,900	1,115,388
Target Corp.	44,510	2,633,657

		3,749,045

Office Electronics—0.3%
Konica Minolta Holdings, Inc.	220,500	1,588,585

Oil, Gas & Consumable Fuels—8.5%
BP plc	723,291	5,011,511
Chesapeake Energy Corp. (b)	188,430	3,131,707
Chevron Corp.	42,290	4,573,241
ENI S.p.A.	161,044	3,972,882

Oil, Gas & Consumable Fuels—(Continued)
Galp Energia, SGPS, S.A.	224,710	$3,490,875
Petroleo Brasileiro S.A. (ADR)	69,570	1,342,701
Royal Dutch Shell plc - B Shares	199,678	7,067,072
Talisman Energy, Inc. (b)	555,700	6,284,935
Total S.A.	128,704	6,661,402

		41,536,326

Pharmaceuticals—10.1%
Elan Corp. plc (ADR) (a)	76,500	781,065
Forest Laboratories, Inc. (a)	36,590	1,292,359
GlaxoSmithKline plc	377,689	8,200,226
Merck & Co., Inc.	150,940	6,179,484
Merck KGaA	32,206	4,249,192
Pfizer, Inc.	382,630	9,596,360
Roche Holding AG	41,425	8,439,304
Sanofi	111,825	10,604,948

		49,342,938

Professional Services—1.4%
Adecco S.A. (a)	23,468	1,243,938
Hays plc	583,173	783,348
Randstad Holding N.V.	136,929	5,054,611

		7,081,897

Semiconductors & Semiconductor Equipment—2.6%
Samsung Electronics Co., Ltd.	7,201	10,306,253
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	144,059	2,472,052

		12,778,305

Software—3.7%
Microsoft Corp.	344,250	9,201,803
Nintendo Co., Ltd.	23,538	2,511,510
Oracle Corp.	113,820	3,792,482
SAP AG	30,095	2,410,806

		17,916,601

Specialty Retail—1.2%
Kingfisher plc	1,245,702	5,753,758

Trading Companies & Distributors—0.4%
ITOCHU Corp.	175,100	1,848,334

Wireless Telecommunication Services—4.5%
China Mobile, Ltd.	142,500	1,669,224
Sprint Nextel Corp. (a)	1,213,130	6,878,447
Turkcell Iletisim Hizmetleri A.S. (ADR) (a)	292,840	4,726,437
Vodafone Group plc	3,509,496	8,825,913

		22,100,021

Total Common Stocks (Cost $449,310,756)		484,237,051

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Templeton Growth Portfolio

Schedule of Investments as of December 31, 2012

Short-Term Investments—5.3%

Security Description	Shares/ Principal Amount*	Value

Mutual Fund—3.7%
State Street Navigator Securities Lending Prime Portfolio (c)	18,335,658	$18,335,658

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $7,642,004 on 01/02/13, collateralized by $7,790,000 Federal National Mortgage Association at 0.420% due 06/05/15 with a value of $7,799,738.	7,642,000	7,642,000

Total Short-Term Investments (Cost $25,977,658)		25,977,658

Total Investments—104.0% (Cost $475,288,414) (d)		510,214,709
Other assets and liabilities (net)—(4.0)%		(19,428,978)

Net Assets—100.0%		$490,785,731

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $18,156,536 and the collateral received consisted of cash in the amount of $18,335,658. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $475,322,876. The aggregate unrealized appreciation and depreciation of investments were $69,939,999 and $(35,048,166), respectively, resulting in net unrealized appreciation of $34,891,833 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Countries Diversification as of December 31, 2012 (Unaudited)	% of Net Assets
United States	35.7
France	11.7
United Kingdom	11.4
Switzerland	7.5
Netherlands	6.6
Germany	5.5
South Korea	3.6
Japan	3.3
Italy	3.0
Singapore	2.7

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Templeton Growth Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$—	$2,076,603	$—	$2,076,603
Air Freight & Logistics	9,589,390	—	—	9,589,390
Airlines	—	17,217,439	—	17,217,439
Auto Components	—	7,353,581	—	7,353,581
Automobiles	—	10,190,283	—	10,190,283
Biotechnology	9,046,436	—	—	9,046,436
Capital Markets	4,787,648	12,143,625	—	16,931,273
Chemicals	—	4,330,464	—	4,330,464
Commercial Banks	5,347,660	38,003,329	—	43,350,989
Commercial Services & Supplies	—	970,731	—	970,731
Communications Equipment	10,071,070	3,338,277	—	13,409,347
Computers & Peripherals	6,580,516	—	—	6,580,516
Construction & Engineering	—	501,519	—	501,519
Construction Materials	—	8,127,144	—	8,127,144
Consumer Finance	3,453,973	—	—	3,453,973
Diversified Financial Services	12,401,688	8,706,640	—	21,108,328
Diversified Telecommunication Services	1,759,508	20,301,095	—	22,060,603
Electrical Equipment	—	7,328,347	—	7,328,347
Electronic Equipment, Instruments & Components	5,581,209	—	—	5,581,209
Energy Equipment & Services	16,914,107	743,269	—	17,657,376
Food & Staples Retailing	5,748,718	5,207,814	—	10,956,532
Health Care Equipment & Supplies	5,926,980	—	—	5,926,980
Health Care Providers & Services	2,607,000	—	—	2,607,000
Industrial Conglomerates	1,136,818	12,106,090	—	13,242,908
Insurance	2,045,282	22,108,056	—	24,153,338
IT Services	217,344	—	—	217,344
Life Sciences Tools & Services	—	1,014,088	—	1,014,088
Machinery	4,019,395	—	—	4,019,395
Media	27,698,017	—	—	27,698,017
Metals & Mining	1,725,906	2,114,182	—	3,840,088
Multiline Retail	2,633,657	1,115,388	—	3,749,045
Office Electronics	—	1,588,585	—	1,588,585
Oil, Gas & Consumable Fuels	15,332,584	26,203,742	—	41,536,326
Pharmaceuticals	17,849,268	31,493,670	—	49,342,938
Professional Services	—	7,081,897	—	7,081,897
Semiconductors & Semiconductor Equipment	2,472,052	10,306,253	—	12,778,305
Software	12,994,285	4,922,316	—	17,916,601
Specialty Retail	—	5,753,758	—	5,753,758
Trading Companies & Distributors	—	1,848,334	—	1,848,334
Wireless Telecommunication Services	11,604,884	10,495,137	—	22,100,021
Total Common Stocks	199,545,395	284,691,656	—	484,237,051
Short-Term Investments
Mutual Fund	18,335,658	—	—	18,335,658
Repurchase Agreement	—	7,642,000	—	7,642,000
Total Short-Term Investments	18,335,658	7,642,000	—	25,977,658
Total Investments	$217,881,053	$292,333,656	$—	$510,214,709

Collateral for securities loaned (Liability)	$—	$(18,335,658)	$—	$(18,335,658)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Templeton Growth Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$510,214,709
Cash denominated in foreign currencies (c)		28,962
Cash		531
Receivable for fund shares sold		17,849
Dividends receivable		709,432
Other assets		1,062

Total Assets		510,972,545

Liabilities
Payables for:
Investments purchased	$242,820
Fund shares redeemed	1,146,337
Collateral for securities loaned	18,335,658
Accrued Expenses:
Management fees	271,622
Distribution and service fees— Class B	32,650
Distribution and service fees— Class E	2,585
Administration fees	2,723
Custodian and accounting fees	33,409
Deferred trustees’ fees	35,625
Other expenses	83,385

Total Liabilities		20,186,814

Net Assets		$490,785,731

Net assets represented by
Paid in surplus		$416,384,098
Accumulated net realized gain		29,100,028
Unrealized appreciation on investments and foreign currency transactions		34,932,319
Undistributed net investment income		10,369,286

Net Assets		$490,785,731

Net Assets
Class A		$315,489,364
Class B		155,242,472
Class E		20,053,895
Capital Shares Outstanding*
Class A		31,640,455
Class B		15,658,344
Class E		2,014,343
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$9.97
Class B		9.91
Class E		9.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $475,288,414.
(b)	Includes securities loaned at value of $18,156,536.
(c)	Identified cost of cash denominated in foreign currencies was $28,869.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$13,958,410
Interest		443
Securities lending income		519,938

Total investment income		14,478,791
Expenses
Management fees	$3,270,795
Administration fees	14,194
Custodian and accounting fees	207,635
Distribution and service fees—Class B	374,246
Distribution and service fees—Class E	36,114
Audit and tax services	36,123
Legal	28,321
Trustees’ fees and expenses	28,816
Shareholder reporting	88,296
Insurance	1,231
Miscellaneous	10,732

Total expenses	4,096,503
Less management fee waiver	(117,388)
Less broker commission recapture	(415)

Net expenses	3,978,700

Net Investment Income		10,500,091

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		29,207,191
Foreign currency transactions		(105,091)

Net realized gain		29,102,100

Net change in unrealized appreciation on:
Investments		57,982,948
Foreign currency transactions		41,669

Net change in unrealized appreciation		58,024,617

Net realized and unrealized gain		87,126,717

Net Increase in Net Assets from Operations		$97,626,808

(a)	Net of foreign withholding taxes of $908,154.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Templeton Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$10,500,091	$9,013,419
Net realized gain	29,102,100	22,148,608
Net change in unrealized appreciation (depreciation)	58,024,617	(79,302,599)

Net increase (decrease) in net assets resulting from operations	97,626,808	(48,140,572)

Distributions to Shareholders
From net investment income
Class A	(5,555,891)	(4,433,348)
Class B	(2,401,968)	(1,065,614)
Class E	(458,657)	—
From net realized capital gains
Class A	(11,438,086)	—
Class B	(5,610,784)	—
Class E	(1,024,077)	—

Net decrease in net assets resulting from distributions	(26,489,463)	(5,498,962)

Net increase (decrease) in net assets from capital share transactions	(34,438,772)	145,355,132

Net Increase in Net Assets	36,698,573	91,715,598

Net Assets
Net assets at beginning of period	454,087,158	362,371,560

Net assets at end of period	$490,785,731	$454,087,158

Undistributed net investment income at end of period	$10,369,286	$8,151,619

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	912,391	$8,249,154	3,688,060	$34,832,797
Fund subscription in kind (a)	—	—	75,234	778,675
Reinvestments	1,944,391	16,993,977	442,009	4,433,348
Redemptions	(3,891,372)	(36,937,234)	(1,937,562)	(18,145,975)

Net increase (decrease)	(1,034,590)	$(11,694,103)	2,267,741	$21,898,845

Class B
Sales	1,795,144	$16,080,739	2,680,994	$24,808,399
Fund subscription in kind (a)	—	—	8,764,190	90,358,797
Reinvestments	919,949	8,012,752	106,668	1,065,614
Redemptions	(3,700,223)	(33,805,292)	(3,268,639)	(30,421,557)

Net increase (decrease)	(985,130)	$(9,711,801)	8,283,213	$85,811,253

Class E (b)
Sales	184,649	$1,687,501	137,923	$1,219,968
Fund subscription in kind (c)	—	—	4,944,604	51,127,201
Reinvestments	169,649	1,482,734	—	—
Redemptions	(1,798,882)	(16,203,103)	(1,623,600)	(14,702,135)

Net increase (decrease)	(1,444,584)	$(13,032,868)	3,458,927	$37,645,034

Increase (decrease) derived from capital shares transactions		$(34,438,772)		$145,355,132

(a)	Includes cash and securities amounting to $5,051,596 and $86,085,876, respectively. Securities were valued at market as of April 29, 2011.
(b)	Commencement of operations was 4/26/2011.
(c)	Includes cash and securities amounting to $3,584,710 and $47,542,491, respectively. Securities were valued at market as of April 29, 2011.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Templeton Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009		2008(a)
Net Asset Value, Beginning of Period	$8.62	$9.36	$8.77	$6.60		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.21	0.19	0.14	0.13		0.07
Net realized and unrealized gain (loss) on investments	1.66	(0.79)	0.56	2.04		(3.43)

Total from investment operations	1.87	(0.60)	0.70	2.17		(3.36)

Less Distributions
Distributions from net investment income	(0.17)	(0.14)	(0.11)	(0.00	)(c)	(0.04)
Distributions from net realized capital gains	(0.35)	0.00	0.00	0.00		0.00

Total distributions	(0.52)	(0.14)	(0.11)	(0.00	)(c)	(0.04)

Net Asset Value, End of Period	$9.97	$8.62	$9.36	$8.77		$6.60

Total Return (%) (d)	22.48	(6.61)	7.88	33.08		(33.62	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	0.82	0.82	0.87		1.27	(f)
Ratio of net expenses to average net assets (%) (g)	0.74	0.80	0.80	0.80		0.80	(f)
Ratio of net investment income to average net assets (%)	2.26	2.04	1.64	1.69		1.41	(f)
Portfolio turnover rate (%)	14	23	4	3		3
Net assets, end of period (in millions)	$315.5	$281.6	$284.5	$224.9		$94.1

	Class B
	Year Ended December 31,
	2012	2011	2010	2009		2008(a)
Net Asset Value, Beginning of Period	$8.57	$9.32	$8.75	$6.60		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.18	0.17	0.12	0.10		0.06
Net realized and unrealized gain (loss) on investments	1.66	(0.79)	0.55	2.05		(3.43)

Total from investment operations	1.84	(0.62)	0.67	2.15		(3.37)

Less Distributions
Distributions from net investment income	(0.15)	(0.13)	(0.10)	(0.00	)(c)	(0.03)
Distributions from net realized capital gains	(0.35)	0.00	0.00	0.00		0.00

Total distributions	(0.50)	(0.13)	(0.10)	(0.00	)(c)	(0.03)

Net Asset Value, End of Period	$9.91	$8.57	$9.32	$8.75		$6.60

Total Return (%) (d)	22.21	(6.90)	7.66	32.62		(33.67	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.02	1.07	1.07	1.12		1.54	(f)
Ratio of net expenses to average net assets (%) (g)	0.99	1.05	1.05	1.05		1.05	(f)
Ratio of net investment income to average net assets (%)	2.01	1.88	1.41	1.33		1.11	(f)
Portfolio turnover rate (%)	14	23	4	3		3
Net assets, end of period (in millions)	$155.2	$142.7	$77.9	$20.0		$4.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Templeton Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011(h)
Net Asset Value, Beginning of Period	$8.61	$10.16

Income (Loss) from Investment Operations
Net investment income (b)	0.20	0.14
Net realized and unrealized gain (loss) on investments	1.66	(1.69)

Total from investment operations	1.86	(1.55)

Less Distributions
Distributions from net investment income	(0.16)	0.00
Distributions from net realized capital gains	(0.35)	0.00

Total distributions	(0.51)	0.00

Net Asset Value, End of Period	$9.96	$8.61

Total Return (%) (d)	22.33	(15.26	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	0.97	(f)
Ratio of net expenses to average net assets (%) (g)	0.89	0.95	(f)
Ratio of net investment income to average net assets (%)	2.19	2.18	(f)
Portfolio turnover rate (%)	14	23
Net assets, end of period (in millions)	$20.1	$29.8

(a)	Commencement of operations was 4/28/2008.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(h)	Commencement of operations was 4/26/2011.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-14

Met Investors Series Trust

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs) and commission recapture. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-15

Met Investors Series Trust

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Templeton Global Advisors Limited (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$3,270,795	0.700%	First $100 Million
	0.680%	$100 Million to $250 Million
	0.670%	$250 Million to $500 Million
	0.660%	$500 Million to $750 Million
	0.650%	Over $750 Million
The subadvisory fee the Adviser pays to the subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - For the period April 30, 2012 to April 30, 2013, the Adviser contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Low Duration Total Return Portfolio, Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton International Bond Portfolio, each a series of the Trust.

An identical agreement was in place for the period May 24, 2011 through April 29, 2012. Amounts waived for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2013. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E
0.80%	1.05%	0.95%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2012, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the year ended December 31, 2012 are shown as expense reimbursed by the Adviser in the Statement of Operations, if applicable.

MIST-16

Met Investors Series Trust

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$67,401,939	$—	$118,301,371

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-17

Met Investors Series Trust

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$8,416,516	$5,498,962	$18,072,947	$—	$26,489,463	$5,498,962

As of December 31, 2012, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Deferrals	Total
$14,269,748	$25,269,654	$34,897,857	$—	$74,437,259

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

9. Subsequent Events

At a meeting held on November 12-13, 2012, the Board approved the acquisition of the Oppenheimer Global Equity Portfolio (“Oppenheimer Global Equity”), a portfolio of Metropolitan Series Fund, by the Portfolio subject to the approval of shareholders of Oppenheimer Global Equity. On or about February 22, 2013, the shareholders of Oppenheimer Global Equity will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of Oppenheimer Global Equity, by the Portfolio, in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of Oppenheimer Global Equity. If approved by shareholders of Oppenheimer Global Equity, it is anticipated that the reorganization will close on or about April 29, 2013. Oppenheimer Global Equity will be the performance and accounting survivor following the Reorganization.

MIST-18

Met Investors Series Trust

Met/Templeton Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/ Templeton Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Templeton Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 28, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Templeton Growth Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 28, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-21

Met Investors Series Trust

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Met/Templeton Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-22

Met Investors Series Trust

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-23

Met Investors Series Trust

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Met/Templeton Growth Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2012, and outperformed the median of its Performance Universe for the three-year period ended June 30, 2012. The Board also considered that the Portfolio outperformed its benchmark, the MSCI World Index, for the one-year period ended October 31, 2012, and underperformed its benchmark for the three-year period ended October 31, 2012. The Board took into account the fact that there was a portfolio manager change in March 2011. The Board considered management’s continued monitoring of the Portfolio’s performance. The Board also considered the proposed reorganization between the Portfolio and the Oppenheimer Global Equity Portfolio, a series of MSF, to be effective on or about April 29, 2013. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Templeton Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the

MIST-24

Met Investors Series Trust

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Templeton Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-25

Met Investors Series Trust

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-26

Met Investors Series Trust

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of the Subadvisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust, MetLife Advisers, LLC (“MetLife Advisers”), Oppenheimer Funds, Inc. (“Oppenheimer”) or MetLife Investors Distribution Company (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the investment subadvisory agreement between MetLife Advisers, the investment adviser to the Trust, and Oppenheimer for the Met/Templeton Growth Portfolio (to be renamed the Oppenheimer Global Equity Portfolio) (the “Portfolio”) (the “New Subadvisory Agreement”). Representatives of management informed the Board that, if approved by the Board, the New Subadvisory Agreement would become effective on April 29, 2013.

In considering the New Subadvisory Agreement, the Board reviewed a variety of materials provided by MetLife Advisers and Oppenheimer relating to the Portfolio and Oppenheimer, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services to be provided by Oppenheimer under the New Subadvisory Agreement. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by Oppenheimer to the Oppenheimer Global Equity Portfolio (the “Oppenheimer Portfolio”), a series of Metropolitan Series Fund managed by Oppenheimer. In considering the approval of the New Subadvisory Agreement, the Board took into account certain information and materials relating to Oppenheimer and the Oppenheimer Portfolio that the Board received and considered in connection with its approval of the renewal of the investment subadvisory agreement between MetLife Advisers and Oppenheimer with respect to the Oppenheimer Portfolio. That approval, on which the Board also voted at the meeting, followed a lengthy process during which the Board considered a variety of factors, including, for example, the experience and qualifications of the Oppenheimer portfolio management team and their investment performance.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Independent Trustees discussed the proposed approval of the New Subadvisory Agreement in a private session with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the New Subadvisory Agreement with Oppenheimer with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by Oppenheimer; (2) the performance of the Portfolio and the Oppenheimer Portfolio as compared to a peer group and an appropriate index; (3) Oppenheimer’s personnel and operations; (4) the financial condition of Oppenheimer; (5) the level and method of computing the Portfolio’s proposed subadvisory fee; (6) the anticipated profitability of Oppenheimer under the New Subadvisory Agreement; (7) any “fall-out” benefits that may accrue to Oppenheimer and its affiliates (i.e., ancillary benefits that may be realized by Oppenheimer or its affiliates from Oppenheimer’s relationship with the Trust); (8) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by Oppenheimer to the Portfolio, the Board considered information provided to the Board by Oppenheimer, including Oppenheimer’s Form ADV, as well as information presented throughout the past year in connection with Oppenheimer’s management of the Oppenheimer Portfolio. The Board considered Oppenheimer’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed Oppenheimer’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of Oppenheimer’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered, among other things, Oppenheimer’s compliance program and its disciplinary history. The Board noted Oppenheimer’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the Trust’s Chief Compliance Officer and his staff would be conducting regular, periodic compliance reviews with Oppenheimer and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of Oppenheimer and procedures reasonably designed by Oppenheimer to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of Oppenheimer.

The Board considered Oppenheimer’s investment process and philosophy. The Board took into account that Oppenheimer’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed Oppenheimer’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also

MIST-27

Met Investors Series Trust

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of the Subadvisory Agreement—(Continued)

took into consideration that MetLife Advisers was recommending that, subject to shareholder approval, the Oppenheimer Portfolio be merged into the Portfolio on or about April 29, 2013 and that Oppenheimer manage the combined portfolio using the investment strategies it currently used to manage the Oppenheimer Portfolio.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by Oppenheimer were satisfactory and that there was a reasonable basis on which to conclude that Oppenheimer would provide a high quality of investment services to the Portfolio.

Performance. The Board considered the performance of the Portfolio as described in the quarterly reports prepared by management. The Board noted that MetLife Advisers reviews with the Board on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also considered information comparing the performance of the Portfolio with the Oppenheimer Portfolio along with information about the performance of the Oppenheimer Portfolio that had been provided in connection with the annual subadvisory agreement renewal relating to the Oppenheimer Portfolio. Among other data relating specifically to the Portfolio and the Oppenheimer Portfolio, the Board noted that the Oppenheimer Portfolio had outperformed the Portfolio for the three-year period ended September 30, 2012 (although it had underperformed for the one-year period) and outperformed for the calendar years ended 2009 and 2010 (although it had underperformed for 2012). The Board also noted that the Oppenheimer Portfolio has underperformed the median of its performance universe and Lipper index for the one-year period ended June 30, 2012, and outperformed the median of its performance universe and Lipper index for the three- and five-year periods ended June 30, 2012. The Board further considered that the Oppenheimer Portfolio underperformed its benchmark, the MSCI World Index, for the one-year period ended October 31, 2012, and outperformed that index for the three- and five-year periods ended October 31, 2012. The Trustees took into account that the portfolio managers who managed the Oppenheimer Portfolio were expected to manage the Portfolio. Based on its review, the Board concluded that the replacement of Templeton Global Advisors Limited (“Templeton”), the current subadviser to the Portfolio, by Oppenheimer was supported by the comparative performance records of the Portfolio and the Oppenheimer Portfolio.

Fees and expenses. The Board considered the subadvisory fee payable under the New Subadvisory Agreement. The Board noted that the rate of compensation in the New Subadvisory Agreement’s fee schedule is lower than the rate of compensation MetLife Advisers pays to Templeton for managing the Portfolio under the investment subadvisory agreement between MetLife Advisers and Templeton (the “Previous Subadvisory Agreement”). The Board also noted that the proposed subadvisory fee for the Portfolio would be paid by MetLife Advisers, not the Portfolio, out of the management fee. It was further noted that MetLife Advisers negotiated such fees at arm’s length.

Profitability. In considering the anticipated profitability to Oppenheimer and its affiliates of their relationships with the Portfolio, the Board took into account that the rate of compensation provided in the New Subadvisory Agreement’s fee schedule is lower than the rate of compensation in the Previous Subadvisory Agreement’s fee schedule. The Board noted that the proposed subadvisory fee under the New Subadvisory Agreement would be paid by MetLife Advisers, not the Portfolio, out of the management fee that it would receive under the management agreement with the Trust. The Board also relied on the ability of MetLife Advisers to negotiate the New Subadvisory Agreement and the fee thereunder at arm’s length.

Economies of scale. The Board also considered the effect of the Portfolio’s growth in size on its performance and fees. The Board noted that the Portfolio’s management fee and proposed subadvisory fee each contained breakpoints that would reduce the fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that if the Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the management fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. The Board considered other benefits that may be realized by Oppenheimer and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to Oppenheimer and its affiliates by virtue of Oppenheimer’s relationship to the Portfolio were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolio and the anticipated commitment of Oppenheimer to the Portfolio.

The Board also took into account the expected transaction costs to the Portfolio of the change in subadviser and concluded that the potential benefits from changing subadvisers outweighed those costs.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and Oppenheimer’s affiliations. Here, the Board considered possible conflicts of interest that may arise between

MIST-28

Met Investors Series Trust

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of the Subadvisory Agreement—(Continued)

the Trust and Oppenheimer in connection with the services to be provided to the Trust and the various relationships that Oppenheimer and its affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the approval of the New Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the New Subadvisory Agreement with respect to the Portfolio.

MIST-29

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-30

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Managed By Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the Met/Templeton International Bond Portfolio returned 14.64% and 14.29%, respectively. The Portfolio’s benchmark, the Citigroup World Government Bond Index (WGBI) ex-U.S.1, returned 1.51% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The global economic recovery was mixed during 2012. Emerging markets continued to lead the recovery with many economies returning to and exceeding pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, growth in the G-3 (U.S., eurozone and Japan) continued to be slow by the standards of previous recoveries. Nonetheless, economic reports from the largest economies proved inconsistent with some dire predictions of a severe global economic slowdown.

The ebb and flow of concerns about the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China continued to drive broad market sentiment. This contributed to periods of market risk aversion, during which yields declined, equity markets sold off and perceived safe-haven assets such as U.S. Treasuries rallied. These alternated with periods of heightened risk appetite, during which yields increased and investors again favored risk assets.

Despite ongoing uncertainty, eurozone leaders made meaningful progress and began to deploy policy solutions aimed at correcting long-unaddressed structural issues. Policymakers in the largest developed economies further increased their already unprecedented efforts to supply liquidity and with few exceptions, policymakers elsewhere in the world paused their tightening cycles or reduced rates in response to the risks to domestic activity from a potential deterioration in the global outlook. In addition to rate adjustments, central bankers employed a variety of policy tools. The U.S. Federal Reserve Board (Fed) increased the average maturity of its Treasury holdings and announced it would increase its holdings of mortgage bonds in a third round of quantitative easing. The Fed also adopted a set of thresholds for continuing a highly accommodative monetary policy when its asset purchase program comes to an end. These included requirements that the unemployment rate remains above 6.5%, inflation does not exceed 2.5%, and longer term inflation expectations continue to be well-anchored. The European Central Bank announced its Outright Monetary Transactions (OMT) program, which was designed to allow the central bank to purchase government bonds on the secondary market to ease borrowing pressures in the eurozone. Potential purchases through the OMT program would be conditional upon government participation in programs designed to ensure that participating governments meet stated reform targets. The Bank of England and Bank of Japan expanded their respective asset purchase programs. Similarly, Chinese officials signaled a desire to pursue “fine tuning,” which included two reductions in the reserve requirement ratio.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio outperformed its benchmark over the course of 2012. As part of the Portfolio’s investment strategy, we used currency forward contracts to hedge or gain exposure to various currencies. Overall, our diversified currency exposure contributed to absolute and relative performance and certain Latin American and Asia ex-Japan exposures were among the largest contributors. The Japanese yen depreciated against the U.S. dollar during the year and the Portfolio’s net negative position in the yen meaningfully helped absolute and relative performance. We maintained a defensive posture with respect to interest rate risk in developed and emerging markets. Nevertheless, select duration exposures in Europe and Latin America contributed to absolute and relative performance. Sovereign credit exposures contributed to absolute and relative results.

At period-end, the Portfolio had a shorter duration position than the benchmark index, a stance arising from our assessment that there is limited scope for further global interest rate reductions. However, we maintained some duration exposure in countries where we believed long-term bond yields could benefit from declining risk premiums. We also built positions in currencies of countries we believed to have attractive medium-term growth prospects and rising short-term interest rate differentials. In particular, we favored Asian, some Latin American and non-euro European currencies. Our net negative position in the yen reflected our pessimistic view on the relative

MIST-1

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Managed By Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

prospects for the Japanese economy and served as an implicit hedge against potential rising yields in the U.S., given the yen’s historically strong correlation to long-term U.S. Treasury yields.

Michael Hasenstab

Canyon Chan

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Templeton International Bond Portfolio

MET/TEMPLETON INTERNATIONAL BOND PORTFOLIO MANAGED BY

FRANKLIN ADVISERS, INC. VS. CITIGROUP WORLD GOVERNMENT BOND INDEX (“WGBI”) EX-U.S.1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	Since Inception[3]
Met/Templeton International Bond Portfolio
Class A	14.64	10.36
Class B	14.29	10.08
Citigroup World Government Bond Index (“WGBI”) ex-U.S.[1]	1.51	5.95

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Citigroup World Government Bond Index (“WGBI”) ex-U.S. is an index of bonds issued by governments primarily in Europe and Asia.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A and Class B shares is 5/1/2009. Index returns are based on an inception date of 5/1/2009.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Issuers

% of Net Assets
Korea Treasury Bonds	9.7
Ireland Government Bonds	8.6
Poland Government Bonds	8.1
Mexican Bonos	7.3
Korea Monetary Stabilization Bonds	5.4
Indonesia Treasury Bonds	4.4
Sweden Government Bonds	4.3
Bank Negara Malaysia Monetary Notes	4.0
Brazil Notas do Tesouro Nacional	3.3
Queensland Treasury Corp.	3.1

Top Countries

% of Market Value of Total Investments
South Korea	15.5
United States	13.6
Ireland	8.8
Poland	8.3
Mexico	8.1
Sweden	6.9
Australia	5.0
Indonesia	4.9
Malaysia	4.9
Hungary	4.3

MIST-3

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.74%	$1,000.00	$1,090.90	$3.89
	Hypothetical*	0.74%	$1,000.00	$1,021.42	$3.76

Class B	Actual	0.99%	$1,000.00	$1,088.60	$5.20
	Hypothetical*	0.99%	$1,000.00	$1,020.16	$5.03

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—84.3% of Net Assets

Security Description	Principal Amount*	Value

Australia—4.8%
New South Wales Treasury Corp. 5.500%, 08/01/13 (AUD)	5,175,000	$5,453,877
5.500%, 03/01/17 (AUD)	12,800,000	14,467,235
Queensland Treasury Corp. 6.000%, 08/14/13 (AUD)	6,880,000	7,282,180
6.000%, 08/21/13 (AUD)	12,135,000	12,845,767
6.000%, 09/14/17 (AUD)	12,500,000	14,476,910

		54,525,969

Brazil—3.3%
Brazil Notas do Tesouro Nacional 6.000%, 05/15/15 (BRL)	13,495,000	16,019,458
6.000%, 08/15/16 (BRL)	3,245,000	3,955,580
10.000%, 01/01/17 (BRL)	8,025,000	4,126,613
6.000%, 08/15/18 (BRL)	3,075,000	3,880,079
6.000%, 05/15/45 (BRL)	6,400,000	9,504,236

		37,485,966

Hungary—4.2%
Hungary Government Bonds 6.750%, 02/12/13 (HUF)	102,900,000	466,691
7.500%, 10/24/13 (HUF)	77,600,000	356,618
5.500%, 02/12/14 (HUF)	237,400,000	1,077,269
6.750%, 08/22/14 (HUF)	719,960,000	3,330,948
8.000%, 02/12/15 (HUF)	109,300,000	520,495
7.750%, 08/24/15 (HUF)	200,360,000	954,139
5.500%, 02/12/16 (HUF)	168,700,000	761,175
6.750%, 02/24/17 (HUF)	153,300,000	716,747
6.750%, 11/24/17 (HUF)	712,180,000	3,342,155
6.500%, 06/24/19 (HUF)	153,000,000	713,917
7.500%, 11/12/20 (HUF)	11,000,000	54,461
7.000%, 06/24/22 (HUF)	95,900,000	462,066
Hungary Government International Bonds 4.375%, 07/04/17 (EUR)	580,000	754,088
5.750%, 06/11/18 (EUR)	4,840,000	6,591,079
6.250%, 01/29/20 (a)	10,995,000	12,190,706
3.875%, 02/24/20 (EUR)	6,510,000	7,932,637
6.375%, 03/29/21	4,058,000	4,500,322
Hungary Treasury Bills 5.623%, 01/23/13 (HUF) (b)	70,180,000	316,967
6.077%, 05/29/13 (HUF) (b)	62,600,000	277,519
6.351%, 07/24/13 (HUF) (b)	50,700,000	222,980
5.863%, 09/18/13 (HUF) (b)	274,100,000	1,195,576

		46,738,555

Iceland—0.3%
Iceland Government International Bond 5.875%, 05/11/22 (144A)	3,080,000	3,444,946

Indonesia—4.8%
Indonesia Retail Bond 7.950%, 08/15/13 (IDR)	40,500,000,000	4,274,531
Indonesia Treasury Bonds 12.500%, 03/15/13 (IDR)	37,300,000,000	3,936,712
12.800%, 06/15/21 (IDR)	93,010,000,000	14,632,763

Indonesia—(Continued)
Indonesia Treasury Bonds 10.000%, 09/15/24 (IDR)	186,070,000,000	$26,356,818
10.000%, 02/15/28 (IDR)	34,960,000,000	5,054,184

		54,255,008

Ireland—8.6%
Ireland Government Bonds 4.600%, 04/18/16 (EUR)	882,000	1,233,117
5.500%, 10/18/17 (EUR) (a)	12,830,000	18,497,169
4.500%, 10/18/18 (EUR)	1,042,000	1,430,294
4.400%, 06/18/19 (EUR)	1,532,000	2,029,359
5.900%, 10/18/19 (EUR) (a)	3,639,000	5,254,331
4.500%, 04/18/20 (EUR)	5,387,000	7,110,376
5.000%, 10/18/20 (EUR)	25,040,000	33,891,210
5.400%, 03/13/25 (EUR)	20,387,000	27,351,077

		96,796,933

Israel—1.3%
Israel Government Bond - Fixed 5.000%, 03/31/13 (ILS)	20,640,000	5,568,585
3.500%, 09/30/13 (ILS)	31,257,000	8,472,567

		14,041,152

Lithuania—1.6%
Lithuania Government International Bonds 6.750%, 01/15/15 (144A)	7,480,000	8,257,546
7.375%, 02/11/20 (144A)	6,420,000	8,394,150
6.125%, 03/09/21 (144A)	930,000	1,149,759

		17,801,455

Malaysia—4.8%
Bank Negara Malaysia Monetary Notes 2.216%, 01/10/13 (MYR) (b)	2,244,000	733,442
2.769%, 01/15/13 (MYR) (b)	6,535,000	2,134,752
4.702%, 01/17/13 (MYR) (b)	2,210,000	721,905
2.764%, 01/22/13 (MYR) (b)	175,000	57,132
2.683%, 02/19/13 (MYR) (b)	16,540,000	5,388,330
2.669%, 02/26/13 (MYR) (b)	51,780,000	16,855,524
2.726%, 03/07/13 (MYR) (b)	50,000	16,264
2.893%, 03/12/13 (MYR) (b)	260,000	84,537
2.675%, 03/14/13 (MYR) (b)	760,000	247,052
2.760%, 05/02/13 (MYR) (b)	970,000	314,061
2.603%, 05/23/13 (MYR) (b)	4,085,000	1,320,292
2.715%, 06/11/13 (MYR) (b)	5,730,000	1,849,177
2.812%, 06/18/13 (MYR) (b)	8,485,000	2,736,665
2.759%, 06/20/13 (MYR) (b)	7,410,000	2,389,546
2.633%, 07/11/13 (MYR) (b)	1,875,000	603,563
2.599%, 07/25/13 (MYR) (b)	1,665,000	535,348
2.717%, 08/06/13 (MYR) (b)	2,600,000	839,081
2.716%, 08/15/13 (MYR) (b)	3,190,000	1,023,915
2.716%, 08/27/13 (MYR) (b)	1,400,000	448,989
2.760%, 09/05/13 (MYR) (b)	5,770,000	1,848,849
2.758%, 09/17/13 (MYR) (b)	13,455,000	4,307,078
2.758%, 09/26/13 (MYR) (b)	1,050,000	335,868

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Malaysia—(Continued)
Malaysia Government Bonds 3.702%, 02/25/13 (MYR)	11,399,000	$3,730,981
3.700%, 05/15/13 (MYR)	1,770,000	580,150
3.210%, 05/31/13 (MYR)	1,765,000	577,523
3.461%, 07/31/13 (MYR)	2,205,000	722,733
8.000%, 10/30/13 (MYR)	10,000	3,401
5.094%, 04/30/14 (MYR)	7,395,000	2,482,263
3.434%, 08/15/14 (MYR)	1,050,000	345,491
Malaysia Treasury Bills
2.789%, 01/25/13 (MYR) (b)	380,000	124,045
2.721%, 03/22/13 (MYR) (b)	420,000	136,446
2.759%, 05/03/13 (MYR) (b)	60,000	19,425
2.717%, 05/31/13 (MYR) (b)	180,000	58,138

		53,571,966

Mexico—7.9%
Mexican Bonos
9.000%, 06/20/13 (MXN)	218,484,000	17,249,373
8.000%, 12/19/13 (MXN)	578,394,000	46,184,221
7.000%, 06/19/14 (MXN)	3,211,000	256,399
9.500%, 12/18/14 (MXN)	23,570,000	1,984,697
7.750%, 12/14/17 (MXN)	195,000,000	16,791,726
Mexican Udibonos
4.500%, 12/18/14 (MXN)	8,645,146	713,615
5.000%, 06/16/16 (MXN)	22,135,668	1,931,716
3.500%, 12/14/17 (MXN)	22,140,542	1,900,523
4.000%, 06/13/19 (MXN)	15,184,454	1,377,200
2.500%, 12/10/20 (MXN)	11,986,700	1,010,198

		89,399,668

Norway—2.5%
Norway Treasury Bill
1.462%, 03/20/13 (NOK) (b)	153,920,000	27,600,526

Peru—0.3%
Peru Government Bond
7.840%, 08/12/20 (PEN)	5,663,000	2,796,113

Philippines—0.1%
Philippine Treasury Bill
0.537%, 11/13/13 (PHP) (b)	43,220,000	1,035,870

Poland—8.1%
Poland Government Bonds
5.250%, 04/25/13 (PLN)	11,920,000	3,873,755
0.010%, 07/25/13 (PLN)	20,620,000	6,548,648
5.000%, 10/24/13 (PLN)	52,005,000	17,055,637
Zero Coupon, 01/25/14 (PLN)	15,145,000	4,738,027
5.750%, 04/25/14 (PLN)	51,735,000	17,269,292
Zero Coupon, 07/25/14 (PLN)	8,370,000	2,578,051
5.500%, 04/25/15 (PLN)	5,600,000	1,904,288
6.250%, 10/24/15 (PLN)	52,875,000	18,505,011
5.150%, 01/25/17 (PLN) (c)	28,518,000	9,267,210
5.150%, 01/25/21 (PLN) (c)	28,929,000	9,307,303

		91,047,222

Russia—2.2%
Russian Foreign Bond - Eurobond
7.500%, 03/31/30 (144A)	19,530,000	$25,123,392

Serbia—0.5%
Republic of Serbia
5.250%, 11/21/17 (144A) (a)	1,720,000	1,793,100
7.250%, 09/28/21 (144A)	3,740,000	4,315,025

		6,108,125

Singapore—1.7%
Singapore Government Bond
0.250%, 02/01/14 (SGD)	23,435,000	19,181,266

Slovenia—0.3%
Slovenia Government International Bond
5.500%, 10/26/22 (144A) (a)	3,200,000	3,368,000

South Korea—15.2%
Korea Monetary Stabilization Bonds
3.830%, 04/02/13 (KRW)	784,200,000	734,410
3.380%, 05/09/13 (KRW)	7,842,000,000	7,340,521
3.760%, 06/02/13 (KRW)	1,254,720,000	1,176,724
3.280%, 06/09/13 (KRW)	5,377,750,000	5,034,136
3.900%, 08/02/13 (KRW)	18,102,610,000	17,019,607
3.590%, 10/02/13 (KRW)	2,195,770,000	2,063,412
3.480%, 12/02/13 (KRW)	3,764,160,000	3,538,477
3.470%, 02/02/14 (KRW)	5,175,740,000	4,869,230
3.590%, 04/02/14 (KRW)	7,606,760,000	7,173,855
3.280%, 06/02/14 (KRW)	9,018,300,000	8,478,697
2.820%, 08/02/14 (KRW)	636,300,000	594,411
2.780%, 10/02/14 (KRW)	2,536,400,000	2,367,578
2.840%, 12/02/14 (KRW)	896,600,000	837,849
Korea Treasury Bonds
5.250%, 03/10/13 (KRW)	1,423,000,000	1,335,159
3.750%, 06/10/13 (KRW)	32,159,600,000	30,166,235
3.000%, 12/10/13 (KRW)	80,949,800,000	75,766,427
3.250%, 12/10/14 (KRW)	2,150,000,000	2,024,495

		170,521,223

Sri Lanka—1.1%
Sri Lanka Government Bonds
8.500%, 07/15/13 (LKR)	45,100,000	348,868
7.500%, 08/01/13 (LKR)	131,000,000	1,004,788
7.000%, 03/01/14 (LKR)	900,000	6,699
11.750%, 04/01/14 (LKR)	890,000	6,971
6.600%, 06/01/14 (LKR)	13,600,000	99,573
11.750%, 03/15/15 (LKR)	11,590,000	90,466
6.500%, 07/15/15 (LKR)	80,900,000	562,645
11.000%, 08/01/15 (LKR)	522,600,000	4,011,227
11.000%, 09/01/15 (LKR)	762,125,000	5,834,750
6.400%, 08/01/16 (LKR)	56,200,000	368,665
6.400%, 10/01/16 (LKR)	35,400,000	231,401
Sri Lanka Treasury Bills
11.426%, 08/02/13 (LKR) (b)	13,990,000	102,753
10.764%, 10/11/13 (LKR) (b)	20,000,000	143,805

		12,812,611

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Shares/Principal Amount*	Value

Sweden—6.7%
Export-Import Bank of Korea
1.450%, 05/19/14 (144A) (SEK)	25,960,000	$3,998,618
Kommuninvest I Sverige AB
2.250%, 05/05/14 (SEK)	125,580,000	19,593,775
Sweden Government Bonds
1.500%, 08/30/13 (SEK)	164,060,000	25,371,194
6.750%, 05/05/14 (SEK)	136,710,000	22,687,030
Sweden Treasury Bills 0.852%, 06/19/13 (SEK) (b)	23,640,000	3,620,366

		75,270,983

Ukraine—3.1%
Financing of Infrastrucural Projects State Enterprise 8.375%, 11/03/17 (144A)	440,000	433,400
7.400%, 04/20/18 (144A)	400,000	368,810
Ukraine Government International Bonds 7.650%, 06/11/13 (144A)	320,000	324,000
4.950%, 10/13/15 (144A) (EUR)	150,000	192,053
6.250%, 06/17/16 (144A)	3,440,000	3,431,400
6.580%, 11/21/16 (144A)	5,050,000	5,069,190
9.250%, 07/24/17 (144A)	5,650,000	6,158,500
7.750%, 09/23/20 (144A) (a)	6,949,000	7,174,843
7.950%, 02/23/21 (144A) (a)	9,704,000	10,092,160
7.800%, 11/28/22 (144A) (a)	1,760,000	1,775,400

		35,019,756

Venezuela—0.4%
Venezuela Government International Bond 10.750%, 09/19/13	3,985,000	4,114,512

Vietnam—0.5%
Vietnam Government International Bond 6.750%, 01/29/20 (144A)	5,080,000	5,816,600

Total Foreign Bonds & Debt Securities (Cost $874,067,526)		947,877,817

Municipals—0.4%
Illinois State General Obligation Unlimited, Taxable 4.421%, 01/01/15	2,920,000	3,101,566
Tulare, CA Sewer Revenue Build America Bonds 8.750%, 11/15/44	1,200,000	1,464,084

Total Municipals (Cost $4,081,163)		4,565,650

Short-Term Investments—17.6%

Mutual Fund—4.8%
State Street Navigator Securities Lending Prime Portfolio (d)	54,480,295	54,480,295

Security Description	Principal Amount*	Value

Repurchase Agreement—12.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $144,150,080 on 01/02/13, collateralized by $119,910,000 U.S. Treasury Note at 1.875% due 06/30/15 with a value of $124,556,513; by $22,480,000 U.S. Treasury Note at 0.250% due 07/15/15 with a value of $22,480,000.	144,150,000	$144,150,000

Total Short-Term Investments (Cost $198,630,295)		198,630,295

Total Investments—102.3% (Cost $1,076,778,984) (e)		1,151,073,762
Other assets and liabilities (net)—(2.3)%		(26,143,766)

Net Assets—100.0%		$1,124,929,996

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $52,464,033 and the collateral received consisted of cash in the amount of $54,480,295. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,081,771,010. The aggregate unrealized appreciation and depreciation of investments were $86,963,571 and $(17,660,819), respectively, resulting in net unrealized appreciation of $69,302,752 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $100,680,892, which is 8.9% of net assets.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(EUR)—	Euro
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(ILS)—	Israeli Shekel
(KRW)—	South Korea Won
(LKR)—	Sri Lankan Rupee
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(PEN)—	Peruvian Nuevo Sol
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2012

Top Industries as of December 31, 2012 (Unaudited)	% of Net Assets
Global Government Investment Grade	62.6%
Global Government High Yield	19.5%
Foreign Corporate Investment Grade	0.4%

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Bonds & Debt Securities*	$—	$947,877,817	$—	$947,877,817
Total Municipals	—	4,565,650	—	4,565,650
Short-Term Investments
Mutual Fund	54,480,295	—	—	54,480,295
Repurchase Agreement	—	144,150,000	—	144,150,000
Total Short-Term Investments	54,480,295	144,150,000	—	198,630,295
Total Investments	$54,480,295	$1,096,593,467	$—	$1,151,073,762

Collateral for securities loaned (Liability)	$—	$(54,480,295)	$—	$(54,480,295)
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$26,985,777	$—	$26,985,777
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(10,015,770)	—	(10,015,770)
Total Forward Contracts	$—	$16,970,007	$—	$16,970,007

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,006,923,762
Repurchase Agreement		144,150,000
Cash		596
Cash denominated in foreign currencies (c)		1,353,923
Receivable for fund shares sold		169,142
Interest receivable		12,371,444
Unrealized appreciation on forward foreign currency exchange contracts		26,985,777
Other assets		1,883

Total Assets		1,191,956,527

Liabilities
Payables for:
Fund shares redeemed	$66,497
Foreign taxes	1,565,455
Unrealized depreciation on forward foreign currency exchange contracts	10,015,770
Collateral for securities loaned	54,480,295
Accrued Expenses:
Management fees	566,510
Distribution and service fees—Class B	16,101
Administration fees	5,690
Custodian and accounting fees	194,341
Deferred trustees’ fees	35,625
Other expenses	80,247

Total Liabilities		67,026,531

Net Assets		$1,124,929,996

Net assets represented by
Paid in surplus		$1,018,837,242
Accumulated net realized gain		366,451
Unrealized appreciation on investments and foreign currency transactions		89,900,141
Undistributed net investment income		15,826,162

Net Assets		$1,124,929,996

Net Assets
Class A		$1,048,604,238
Class B		76,325,758
Capital Shares Outstanding*
Class A		88,272,815
Class B		6,466,221
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$11.88
Class B		11.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $932,628,984.
(b)	Includes securities loaned at value of $52,464,033.
(c)	Identified cost of cash denominated in foreign currencies was $1,330,491.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Interest (a)		$48,577,124
Securities lending income		72,361

Total investment income		48,649,485
Expenses
Management fees	$6,470,763
Administration fees	30,408
Custodian and accounting fees	1,167,204
Distribution and service fees—Class B	184,772
Audit and tax services	85,803
Legal	28,350
Trustees’ fees and expenses	29,680
Shareholder reporting	84,246
Insurance	2,256
Miscellaneous	10,116

Total expenses	8,093,598

Net Investment Income		40,555,887

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		(4,146,293)
Foreign currency transactions		25,620,980

Net realized gain		21,474,687

Net change in unrealized appreciation on:
Investments (b)		66,751,789
Foreign currency transactions		16,788,897

Net change in unrealized appreciation		83,540,686

Net realized and unrealized gain		105,015,373

Net Increase in Net Assets From Operations		$145,571,260

(a)	Net of foreign withholding taxes of $1,920,202.
(b)	Includes foreign capital gains tax of $(1,565,455).

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$40,555,887	$38,214,404
Net realized gain	21,474,687	43,570,041
Net change in unrealized appreciation (depreciation)	83,540,686	(91,731,803)

Net increase (decrease) in net assets resulting from operations	145,571,260	(9,947,358)

Distributions to Shareholders
From net investment income
Class A	(101,866,698)	(57,280,722)
Class B	(7,551,771)	(4,183,692)
From net realized capital gains
Class A	—	(1,033,286)
Class B	—	(76,546)

Net decrease in net assets resulting from distributions	(109,418,469)	(62,574,246)

Net increase in net assets from capital share transactions	95,178,284	272,517,210

Net increase in net assets	131,331,075	199,995,606

Net Assets
Net assets at beginning of period	993,598,921	793,603,315

Net assets at end of period	$1,124,929,996	$993,598,921

Undistributed net investment income at end of period	$15,826,162	$93,613,611

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	5,746,559	$65,733,843	22,655,253	$275,724,425
Reinvestments	9,311,398	101,866,698	4,799,507	58,314,007
Redemptions	(7,032,089)	(79,312,673)	(7,215,219)	(87,654,514)

Net increase	8,025,868	$88,287,868	20,239,541	$246,383,918

Class B
Sales	1,336,249	$15,480,445	2,977,944	$36,224,622
Reinvestments	693,459	7,551,771	352,086	4,260,239
Redemptions	(1,426,002)	(16,141,800)	(1,200,512)	(14,351,569)

Net increase	603,706	$6,890,416	2,129,518	$26,133,292

Increase derived from capital shares transactions		$95,178,284		$272,517,210

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010		2009(a)
Net Asset Value, Beginning of Period	$11.54	$12.45	$11.02		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.43	0.50	0.49		0.34
Net realized and unrealized gain (loss) on investments	1.15	(0.47)	1.03		0.68

Total from investment operations	1.58	0.03	1.52		1.02

Less Distributions
Distributions from net investment income	(1.24)	(0.92)	(0.09)		0.00
Distributions from net realized capital gains	—	(0.02)	(0.00	)(c)	0.00

Total distributions	(1.24)	(0.94)	(0.09)		0.00

Net Asset Value, End of Period	$11.88	$11.54	$12.45		$11.02

Total Return (%) (d)	14.64	(0.06)	13.73		10.20	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.73	0.74	0.73		0.73	(f)
Ratio of net expenses to average net assets (%) (g)	0.73	0.74	0.73		0.73	(f)
Ratio of net investment income to average net assets (%)	3.78	4.09	4.18		4.87	(f)
Portfolio turnover rate (%)	35	46	18		15	(e)
Net assets, end of period (in millions)	$1,048.6	$926.3	$747.3		$645.1

	Class B
	Year Ended December 31,
	2012	2011	2010		2009(a)
Net Asset Value, Beginning of Period	$11.48	$12.41	$11.00		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.40	0.46	0.46		0.41
Net realized and unrealized gain (loss) on investments	1.14	(0.46)	1.03		0.59

Total from investment operations	1.54	0.00	1.49		1.00

Less Distributions
Distributions from net investment income	(1.22)	(0.91)	(0.08)		0.00
Distributions from net realized capital gains	—	(0.02)	(0.00	)(c)	0.00

Total distributions	(1.22)	(0.93)	(0.08)		0.00

Net Asset Value, End of Period	$11.80	$11.48	$12.41		$11.00

Total Return (%) (d)	14.29	(0.33)	13.54		10.00	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.98	0.99	0.98		0.98	(f)
Ratio of net expenses to average net assets (%) (g)	0.98	0.99	0.98		0.98	(f)
Ratio of net investment income to average net assets (%)	3.53	3.81	3.86		5.71	(f)
Portfolio turnover rate (%)	35	46	18		15	(e)
Net assets, end of period (in millions)	$76.3	$67.3	$46.3		$9.7

(a)	Commencement of operations was 5/1/2009.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, distribution redesignations and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

MIST-14

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$6,470,763	0.600%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-15

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$339,335,685	$—	$283,858,800

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$26,985,777	exchange contracts	$10,015,770

MIST-16

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$26,691,154

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$15,986,694

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Foreign currency transactions	$963,973,726

(a)	Averages are based on activity levels during 2012.

6. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
01/14/13	Morgan Stanley & Co., Inc.	864,300,000	CLP	$1,641,595	$161,013
02/04/13	Morgan Stanley & Co., Inc.	374,490,000	CLP	743,183	35,625
02/04/13	Morgan Stanley & Co., Inc.	378,910,000	CLP	751,581	36,419
02/11/13	Deutsche Bank AG	438,900,000	CLP	883,988	27,929
02/11/13	Morgan Stanley & Co., Inc.	370,000,000	CLP	748,988	19,773
02/13/13	Barclays Bank plc	438,100,000	CLP	883,801	26,214
02/13/13	Morgan Stanley & Co., Inc.	993,900,000	CLP	2,013,982	50,533
02/15/13	Deutsche Bank AG	433,400,000	CLP	871,120	28,895
02/21/13	JPMorgan Chase Bank N.A.	405,100,000	CLP	820,041	20,542
02/22/13	JPMorgan Chase Bank N.A.	687,600,000	CLP	1,376,576	50,006
02/25/13	Deutsche Bank AG	360,850,000	CLP	719,541	28,829
02/25/13	Morgan Stanley & Co., Inc.	865,080,000	CLP	1,727,224	66,873
02/26/13	Deutsche Bank AG	245,250,000	CLP	485,605	22,954
02/27/13	Morgan Stanley & Co., Inc.	313,500,000	CLP	627,000	23,000
02/28/13	Deutsche Bank AG	303,150,000	CLP	602,564	25,894
02/28/13	JPMorgan Chase Bank N.A.	246,100,000	CLP	490,826	19,362
03/01/13	Barclays Bank plc	385,400,000	CLP	770,954	27,910
03/01/13	Barclays Bank plc	769,600,000	CLP	1,548,958	46,283
03/01/13	Deutsche Bank AG	303,150,000	CLP	604,426	23,949
03/04/13	Deutsche Bank AG	39,050,000	CLP	78,007	2,905
03/06/13	Deutsche Bank AG	39,050,000	CLP	78,532	2,358
03/11/13	Morgan Stanley & Co., Inc.	113,400,000	CLP	221,701	13,046
03/21/13	JPMorgan Chase Bank N.A.	408,600,000	CLP	818,838	25,873
05/08/13	Deutsche Bank AG	1,182,768,000	CLP	2,336,794	92,454
05/09/13	JPMorgan Chase Bank N.A.	9,313,680,000	CLP	18,608,751	517,683
05/10/13	Deutsche Bank AG	8,066,295,000	CLP	16,106,819	455,733
05/13/13	Morgan Stanley & Co., Inc.	440,900,000	CLP	862,564	42,365
01/22/13	JPMorgan Chase Bank N.A.	14,658,000	INR	274,747	(8,238)
01/29/13	Deutsche Bank AG	78,899,000	INR	1,452,766	(20,255)
01/29/13	HSBC Bank plc	80,751,000	INR	1,486,867	(20,731)
01/31/13	Deutsche Bank AG	166,621,000	INR	3,053,540	(29,540)
01/31/13	HSBC Bank plc	120,290,000	INR	2,205,072	(21,932)
02/26/13	Deutsche Bank AG	49,984,000	INR	889,870	12,943
02/26/13	HSBC Bank plc	57,675,000	INR	1,030,509	11,219
03/06/13	Deutsche Bank AG	35,346,000	INR	634,381	3,121
05/10/13	HSBC Bank plc	1,228,565,000	INR	21,936,702	(24,325)
06/27/13	Deutsche Bank AG	2,321,000,000	KRW	1,972,046	175,904
09/26/13	HSBC Bank plc	2,328,000,000	KRW	2,049,657	99,308

MIST-17

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
03/08/13	HSBC Bank plc	16,965,000	MXN	$1,264,941	$39,800
10/11/13	Deutsche Bank AG	35,485,000	MXN	2,669,350	1,468
05/13/13	JPMorgan Chase Bank N.A.	50,424,120	MYR	16,169,350	173,857
06/06/13	HSBC Bank plc	99,141,840	MYR	30,552,185	1,530,151
08/27/13	HSBC Bank plc	10,421,193	MYR	3,309,786	45,812
08/27/13	JPMorgan Chase Bank N.A.	7,165,900	MYR	2,276,334	31,068
10/01/13	HSBC Bank plc	21,469,000	MYR	6,868,981	30,039
10/16/13	JPMorgan Chase Bank N.A.	58,458,531	MYR	18,655,985	115,662
10/18/13	JPMorgan Chase Bank N.A.	3,043,000	MYR	979,559	(2,514)
10/22/13	HSBC Bank plc	5,541,000	MYR	1,798,909	(20,148)
10/23/13	Deutsche Bank AG	4,132,000	MYR	1,332,688	(6,305)
10/24/13	HSBC Bank plc	2,756,789	MYR	889,000	(4,106)
10/31/13	JPMorgan Chase Bank N.A.	2,837,000	MYR	916,255	(5,920)
11/19/13	Deutsche Bank AG	2,742,080	MYR	880,000	(924)
11/20/13	HSBC Bank plc	1,632,000	MYR	522,873	301
01/07/13	Deutsche Bank AG	44,983,000	PHP	1,081,062	14,596
01/15/13	JPMorgan Chase Bank N.A.	9,233,000	PHP	222,599	2,350
01/22/13	Deutsche Bank AG	15,814,000	PHP	361,067	24,309
01/22/13	JPMorgan Chase Bank N.A.	63,113,000	PHP	1,442,649	95,371
01/28/13	HSBC Bank plc	58,332,000	PHP	1,345,482	76,312
01/31/13	Deutsche Bank AG	49,803,000	PHP	1,154,183	59,845
02/04/13	Deutsche Bank AG	59,600,000	PHP	1,384,951	68,087
02/04/13	HSBC Bank plc	38,100,000	PHP	885,758	43,114
02/06/13	HSBC Bank plc	32,500,000	PHP	755,217	37,073
02/07/13	JPMorgan Chase Bank N.A.	23,000,000	PHP	535,382	25,296
04/05/13	Deutsche Bank AG	44,964,000	PHP	1,081,931	13,625
04/10/13	Deutsche Bank AG	73,838,000	PHP	1,779,615	19,450
04/10/13	JPMorgan Chase Bank N.A.	23,762,000	PHP	572,634	6,328
04/11/13	HSBC Bank plc	36,858,000	PHP	887,268	10,777
04/12/13	JPMorgan Chase Bank N.A.	41,339,000	PHP	993,272	13,951
04/15/13	HSBC Bank plc	29,334,000	PHP	707,218	7,501
05/06/13	JPMorgan Chase Bank N.A.	210,512,040	PHP	4,942,409	186,543
05/07/13	Deutsche Bank AG	211,958,520	PHP	4,967,157	197,031
09/24/13	Deutsche Bank AG	62,498,000	PHP	1,495,096	23,160
09/30/13	HSBC Bank plc	22,900,000	PHP	546,044	10,150
10/03/13	HSBC Bank plc	18,300,000	PHP	438,733	5,697
10/04/13	Deutsche Bank AG	75,232,000	PHP	1,799,809	27,225
10/04/13	HSBC Bank plc	60,346,000	PHP	1,446,660	18,862
10/07/13	HSBC Bank plc	89,969,000	PHP	2,163,289	21,508
10/11/13	HSBC Bank plc	51,894,000	PHP	1,248,622	11,466
10/11/13	JPMorgan Chase Bank N.A.	29,478,000	PHP	709,613	6,171
10/16/13	Deutsche Bank AG	17,593,000	PHP	422,715	4,435
02/07/13	Deutsche Bank AG	2,353,000	SGD	1,895,288	30,811
02/07/13	HSBC Bank plc	2,353,000	SGD	1,894,525	31,574
02/08/13	Deutsche Bank AG	4,687,000	SGD	3,771,566	65,080
02/13/13	Barclays Bank plc	654,403	SGD	527,447	8,229
02/13/13	Barclays Bank plc	7,818,300	SGD	6,308,897	90,943
02/14/13	HSBC Bank plc	1,679,900	SGD	1,353,667	21,452
02/14/13	HSBC Bank plc	2,333,200	SGD	1,880,097	29,795
02/19/13	Barclays Bank plc	1,863,000	SGD	1,496,746	28,253
02/19/13	Deutsche Bank AG	2,796,000	SGD	2,227,889	60,838
02/25/13	Deutsche Bank AG	1,821,000	SGD	1,456,450	34,169
02/28/13	Deutsche Bank AG	1,138,500	SGD	907,967	23,977
03/19/13	Deutsche Bank AG	3,051,000	SGD	2,409,381	88,081
03/19/13	HSBC Bank plc	3,488,000	SGD	2,760,149	95,029
03/19/13	JPMorgan Chase Bank N.A.	2,190,000	SGD	1,793,905	(1,233)
03/21/13	Deutsche Bank AG	3,284,900	SGD	2,619,119	69,807
03/21/13	HSBC Bank plc	2,625,000	SGD	2,092,634	56,117
05/06/13	Deutsche Bank AG	3,002,184	SGD	2,426,792	30,799
05/07/13	Morgan Stanley & Co., Inc.	3,014,189	SGD	2,413,668	53,752

MIST-18

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
07/31/13	JPMorgan Chase Bank N.A.	12,676,300	SGD	$10,161,363	$216,945
08/01/13	Morgan Stanley & Co., Inc.	10,161,130	SGD	8,168,111	151,007
08/06/13	Deutsche Bank AG	7,822,083	SGD	6,281,788	122,397
08/15/13	HSBC Bank plc	1,398,000	SGD	1,122,811	21,805
08/19/13	HSBC Bank plc	1,398,000	SGD	1,122,892	21,737
08/26/13	Deutsche Bank AG	1,827,000	SGD	1,463,474	32,434
08/27/13	Deutsche Bank AG	2,274,000	SGD	1,832,246	29,661
08/30/13	Deutsche Bank AG	1,138,500	SGD	911,018	21,171
09/19/13	JPMorgan Chase Bank N.A.	2,180,000	SGD	1,782,210	2,848

Net Unrealized Appreciation					$6,467,846

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
01/07/13	Deutsche Bank AG	15,484,300	EUR	$20,132,532	$(306,679)
01/07/13	Deutsche Bank AG	633,134	EUR	823,194	(12,540)
01/11/13	UBS AG	8,953,000	EUR	11,451,782	(366,543)
01/28/13	Citibank N.A.	1,858,400	EUR	2,415,232	(38,287)
02/04/13	Barclays Bank plc	5,012,330	EUR	6,184,087	(433,746)
02/08/13	Citibank N.A.	2,553,000	EUR	3,339,120	(31,754)
02/08/13	HSBC Bank plc	419,000	EUR	548,391	(4,839)
02/08/13	UBS AG	1,915,000	EUR	2,503,671	(24,814)
02/11/13	Barclays Bank plc	558,000	EUR	740,466	3,687
02/11/13	Barclays Bank plc	465,000	EUR	617,055	3,072
02/11/13	Deutsche Bank AG	10,245,000	EUR	13,538,767	11,338
02/11/13	Deutsche Bank AG	137,000	EUR	181,443	549
02/13/13	UBS AG	446,000	EUR	593,506	4,600
02/19/13	JPMorgan Chase Bank N.A.	956,000	EUR	1,261,729	(657)
02/19/13	UBS AG	956,000	EUR	1,262,733	347
02/21/13	UBS AG	1,022,000	EUR	1,351,268	1,706
02/27/13	Deutsche Bank AG	252,000	EUR	336,017	3,230
02/28/13	Deutsche Bank AG	966,320	EUR	1,300,116	24,000
02/28/13	Deutsche Bank AG	455,000	EUR	612,130	11,260
03/01/13	Deutsche Bank AG	13,630,862	EUR	18,353,956	352,965
03/05/13	Deutsche Bank AG	457,000	EUR	610,347	6,808
03/07/13	Barclays Bank plc	1,405,634	EUR	1,864,573	8,181
03/08/13	Citibank N.A.	8,162,830	EUR	10,735,673	(44,918)
03/08/13	Citibank N.A.	2,677,000	EUR	3,520,764	(14,731)
03/08/13	Deutsche Bank AG	8,070,000	EUR	10,622,461	(35,530)
03/08/13	HSBC Bank plc	714,000	EUR	940,160	(2,815)
03/08/13	Morgan Stanley & Co., Inc.	2,023,000	EUR	2,661,671	(10,090)
03/11/13	Barclays Bank plc	2,142,782	EUR	2,817,544	(12,496)
03/15/13	Barclays Bank plc	651,717	EUR	855,313	(5,464)
03/19/13	Citibank N.A.	462,068	EUR	606,755	(3,561)
03/21/13	Barclays Bank plc	399,325	EUR	530,064	2,611
03/26/13	Citibank N.A.	840,650	EUR	1,109,120	(1,317)
03/26/13	Deutsche Bank AG	1,040,000	EUR	1,371,864	(1,900)
03/28/13	Deutsche Bank AG	205,485	EUR	274,569	3,133
03/28/13	Morgan Stanley & Co., Inc.	1,200,000	EUR	1,546,416	(38,727)
04/02/13	Deutsche Bank AG	356,331	EUR	476,557	5,837
04/02/13	Deutsche Bank AG	284,165	EUR	377,499	2,112
04/04/13	Deutsche Bank AG	1,420,000	EUR	1,896,637	20,756
04/04/13	Deutsche Bank AG	952,000	EUR	1,271,548	13,915
04/05/13	Barclays Bank plc	1,005,008	EUR	1,341,435	13,763
04/10/13	HSBC Bank plc	3,821,000	EUR	5,033,785	(14,208)
04/11/13	Deutsche Bank AG	3,184,000	EUR	4,176,326	(30,155)
04/11/13	Deutsche Bank AG	1,002,153	EUR	1,314,484	(9,491)
04/11/13	UBS AG	1,911,000	EUR	2,505,455	(19,226)

MIST-19

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
04/12/13	JPMorgan Chase Bank N.A.	3,193,000	EUR	$4,192,249	$(26,162)
04/16/13	HSBC Bank plc	2,625,000	EUR	3,472,941	4,808
04/16/13	HSBC Bank plc	1,071,678	EUR	1,417,857	1,963
04/19/13	Barclays Bank plc	989,372	EUR	1,301,222	(5,967)
04/23/13	Deutsche Bank AG	3,529,000	EUR	4,656,515	(6,286)
04/23/13	JPMorgan Chase Bank N.A.	274,083	EUR	362,722	581
04/25/13	Barclays Bank plc	2,045,873	EUR	2,664,156	(39,068)
04/30/13	Barclays Bank plc	692,175	EUR	919,416	4,798
05/06/13	Deutsche Bank AG	9,737,000	EUR	12,852,840	(14,060)
05/07/13	Morgan Stanley & Co., Inc.	7,580,000	EUR	10,005,903	(10,737)
05/08/13	Deutsche Bank AG	6,590,000	EUR	8,685,752	(22,729)
05/10/13	UBS AG	17,552,000	EUR	22,909,309	(285,555)
05/13/13	Deutsche Bank AG	8,138,999	EUR	10,574,187	(181,757)
05/20/13	Deutsche Bank AG	469,000	EUR	601,422	(18,417)
05/21/13	Barclays Bank plc	469,000	EUR	599,452	(20,393)
05/21/13	Deutsche Bank AG	685,000	EUR	873,444	(31,874)
06/05/13	Deutsche Bank AG	195,330	EUR	242,977	(15,214)
06/07/13	Deutsche Bank AG	505,700	EUR	632,934	(35,523)
06/11/13	Deutsche Bank AG	1,516,100	EUR	1,923,173	(80,952)
06/13/13	Deutsche Bank AG	1,280,000	EUR	1,614,618	(77,440)
06/13/13	Deutsche Bank AG	266,000	EUR	335,538	(16,093)
07/16/13	Barclays Bank plc	776,000	EUR	950,833	(75,320)
07/16/13	Morgan Stanley & Co., Inc.	3,154,000	EUR	3,865,133	(305,595)
07/16/13	Morgan Stanley & Co., Inc.	716,000	EUR	877,437	(69,374)
07/16/13	UBS AG	3,585,000	EUR	4,393,059	(347,607)
07/18/13	Barclays Bank plc	1,218,000	EUR	1,499,297	(111,375)
07/18/13	UBS AG	3,585,000	EUR	4,409,909	(330,862)
07/19/13	Barclays Bank plc	913,000	EUR	1,127,555	(79,801)
07/22/13	Deutsche Bank AG	670,000	EUR	825,745	(60,296)
07/22/13	Morgan Stanley & Co., Inc.	4,966,000	EUR	6,120,471	(446,813)
07/23/13	Deutsche Bank AG	609,000	EUR	749,582	(55,799)
07/26/13	Citibank N.A.	799,500	EUR	1,037,831	(19,514)
07/31/13	Deutsche Bank AG	5,010,000	EUR	6,228,432	(397,701)
07/31/13	JPMorgan Chase Bank N.A.	5,010,000	EUR	6,220,416	(405,717)
08/01/13	Barclays Bank plc	97,460	EUR	119,876	(9,024)
08/01/13	Barclays Bank plc	48,862	EUR	60,150	(4,475)
08/01/13	UBS AG	5,009,000	EUR	6,165,077	(459,806)
08/02/13	HSBC Bank plc	5,009,000	EUR	6,197,886	(427,071)
08/05/13	Barclays Bank plc	1,143,798	EUR	1,414,015	(98,835)
08/06/13	JPMorgan Chase Bank N.A.	1,362,600	EUR	1,665,949	(136,320)
08/08/13	Citibank N.A.	502,668	EUR	627,420	(37,458)
08/09/13	Citibank N.A.	146,742	EUR	183,385	(10,713)
08/09/13	Deutsche Bank AG	1,943,000	EUR	2,428,089	(141,943)
08/09/13	JPMorgan Chase Bank N.A.	2,537,900	EUR	3,167,654	(189,260)
08/12/13	Goldman Sachs & Co.	900,000	EUR	1,117,665	(72,817)
08/14/13	Goldman Sachs & Co.	1,710,000	EUR	2,116,809	(145,156)
08/15/13	Morgan Stanley & Co., Inc.	650,000	EUR	828,279	(31,542)
08/16/13	Barclays Bank plc	2,080,000	EUR	2,581,831	(169,626)
08/19/13	Barclays Bank plc	2,341,000	EUR	2,887,097	(209,719)
08/20/13	Barclays Bank plc	2,080,000	EUR	2,574,832	(176,748)
08/20/13	Deutsche Bank AG	1,313,000	EUR	1,625,983	(110,952)
08/20/13	JPMorgan Chase Bank N.A.	2,600,000	EUR	3,231,722	(207,752)
08/22/13	UBS AG	4,541,000	EUR	5,620,169	(387,139)
08/23/13	Barclays Bank plc	698,541	EUR	874,713	(49,400)
08/23/13	Barclays Bank plc	416,915	EUR	522,061	(29,484)
08/26/13	Barclays Bank plc	2,704,732	EUR	3,388,596	(189,664)
08/28/13	Deutsche Bank AG	421,287	EUR	529,497	(27,863)
08/28/13	Deutsche Bank AG	19,595	EUR	24,628	(1,296)
09/04/13	Deutsche Bank AG	225,000	EUR	283,894	(13,803)
09/10/13	Barclays Bank plc	429,852	EUR	544,171	(24,602)

MIST-20

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
09/10/13	Deutsche Bank AG	495,000	EUR	$625,769	$(29,206)
09/11/13	Deutsche Bank AG	1,516,100	EUR	1,947,279	(58,821)
09/12/13	Barclays Bank plc	421,332	EUR	540,856	(16,656)
09/13/13	JPMorgan Chase Bank N.A.	225,000	EUR	290,250	(7,476)
09/16/13	Barclays Bank plc	1,201,923	EUR	1,556,070	(34,400)
09/17/13	UBS AG	1,120,359	EUR	1,449,520	(33,035)
09/19/13	Barclays Bank plc	281,896	EUR	371,341	(1,696)
09/24/13	Barclays Bank plc	685,747	EUR	891,320	(16,190)
09/24/13	Deutsche Bank AG	3,307,000	EUR	4,295,363	(81,083)
09/26/13	Deutsche Bank AG	1,538,000	EUR	1,992,495	(42,922)
09/27/13	Barclays Bank plc	3,630,000	EUR	4,723,538	(80,523)
09/30/13	Deutsche Bank AG	4,440,000	EUR	5,732,362	(143,875)
09/30/13	HSBC Bank plc	1,620,000	EUR	2,084,097	(59,935)
10/07/13	UBS AG	2,310,000	EUR	2,991,750	(65,729)
10/09/13	UBS AG	3,220,000	EUR	4,207,896	(54,147)
10/11/13	UBS AG	3,217,000	EUR	4,175,183	(82,991)
10/25/13	Barclays Bank plc	268,031	EUR	349,625	(5,213)
10/29/13	Deutsche Bank AG	8,218,000	EUR	10,705,589	(174,493)
10/29/13	UBS AG	4,118,000	EUR	5,368,019	(83,937)
10/31/13	Deutsche Bank AG	1,370,039	EUR	1,773,139	(40,745)
11/04/13	Deutsche Bank AG	92,609	EUR	120,853	(1,764)
11/05/13	Barclays Bank plc	652,963	EUR	850,034	(14,518)
11/05/13	Deutsche Bank AG	1,990,000	EUR	2,591,040	(43,808)
11/08/13	Deutsche Bank AG	1,525,000	EUR	1,959,625	(59,615)
11/12/13	JPMorgan Chase Bank N.A.	413,121	EUR	528,991	(18,045)
11/15/13	Deutsche Bank AG	309,733	EUR	395,411	(14,738)
11/15/13	Morgan Stanley & Co., Inc.	650,000	EUR	829,286	(31,446)
11/19/13	Deutsche Bank AG	86,267	EUR	110,831	(3,410)
11/20/13	Deutsche Bank AG	1,287,000	EUR	1,647,875	(56,476)
11/20/13	JPMorgan Chase Bank N.A.	302,256	EUR	385,864	(14,408)
12/03/13	Deutsche Bank AG	1,380,000	EUR	1,799,458	(28,336)
12/09/13	UBS AG	263,000	EUR	345,266	(3,099)
12/13/13	JPMorgan Chase Bank N.A.	1,340,000	EUR	1,749,122	(25,905)
01/07/13	Deutsche Bank AG	296,207,000	JPY	3,896,127	477,105
01/10/13	Citibank N.A.	44,450,000	JPY	582,645	69,560
01/11/13	Barclays Bank plc	88,890,000	JPY	1,165,465	139,402
01/11/13	UBS AG	44,440,000	JPY	582,247	69,273
01/15/13	Barclays Bank plc	138,210,000	JPY	1,807,967	212,548
01/15/13	Deutsche Bank AG	44,590,000	JPY	584,251	69,529
01/15/13	HSBC Bank plc	139,260,000	JPY	1,820,392	212,853
01/15/13	HSBC Bank plc	44,630,000	JPY	584,928	69,744
01/15/13	UBS AG	109,940,000	JPY	1,437,275	168,189
01/28/13	Barclays Bank plc	411,460,000	JPY	5,329,102	578,929
01/28/13	Deutsche Bank AG	342,205,982	JPY	4,426,585	475,927
01/28/13	HSBC Bank plc	443,025,359	JPY	5,726,283	611,698
01/28/13	UBS AG	359,980,000	JPY	4,654,813	498,960
02/12/13	HSBC Bank plc	157,477,000	JPY	2,058,523	240,280
02/12/13	Morgan Stanley & Co., Inc.	133,761,000	JPY	1,747,904	203,488
02/15/13	Deutsche Bank AG	46,833,020	JPY	606,441	65,690
02/15/13	JPMorgan Chase Bank N.A.	55,150,000	JPY	714,656	77,874
02/15/13	JPMorgan Chase Bank N.A.	31,950,000	JPY	414,018	45,112
02/22/13	HSBC Bank plc	144,240,000	JPY	1,830,457	164,918
02/25/13	JPMorgan Chase Bank N.A.	144,300,000	JPY	1,820,246	153,975
02/27/13	Barclays Bank plc	358,900,000	JPY	4,584,824	440,444
03/01/13	HSBC Bank plc	159,900,000	JPY	1,999,812	153,346
03/01/13	JPMorgan Chase Bank N.A.	160,000,000	JPY	2,002,503	154,882
03/04/13	UBS AG	178,400,000	JPY	2,225,896	165,750
03/15/13	Citibank N.A.	109,701,956	JPY	1,332,304	65,364
03/19/13	Citibank N.A.	142,403,000	JPY	1,713,634	68,978
03/19/13	Morgan Stanley & Co., Inc.	115,450,000	JPY	1,393,650	60,283

MIST-21

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
03/19/13	Morgan Stanley & Co., Inc.	85,500,000	JPY	$1,030,891	$43,425
03/25/13	Barclays Bank plc	86,066,450	JPY	1,034,676	40,620
04/22/13	Barclays Bank plc	100,800,000	JPY	1,247,216	82,719
04/22/13	Citibank N.A.	100,800,000	JPY	1,246,815	82,318
05/10/13	Deutsche Bank AG	796,134,720	JPY	10,030,675	831,896
05/10/13	Morgan Stanley & Co., Inc.	791,049,590	JPY	9,970,753	830,729
06/14/13	Citibank N.A.	119,465,000	JPY	1,511,087	130,345
06/28/13	Barclays Bank plc	481,311,000	JPY	6,079,462	515,954
07/02/13	Barclays Bank plc	330,341,000	JPY	4,191,879	373,315
08/09/13	Barclays Bank plc	105,370,000	JPY	1,346,066	127,578
08/09/13	Citibank N.A.	105,400,000	JPY	1,346,827	127,992
08/12/13	Deutsche Bank AG	105,370,000	JPY	1,350,343	131,817
08/19/13	Deutsche Bank AG	186,225,000	JPY	2,378,489	224,778
08/19/13	Deutsche Bank AG	151,899,000	JPY	1,940,048	183,321
08/20/13	HSBC Bank plc	639,006,000	JPY	8,098,935	708,689
08/20/13	JPMorgan Chase Bank N.A.	152,028,000	JPY	1,926,051	167,813
08/20/13	UBS AG	305,946,000	JPY	3,885,769	347,435
08/22/13	Barclays Bank plc	151,705,000	JPY	1,919,102	164,563
08/23/13	Citibank N.A.	303,103,000	JPY	3,834,562	328,999
08/23/13	Deutsche Bank AG	149,920,000	JPY	1,897,841	163,929
08/23/13	HSBC Bank plc	300,880,000	JPY	3,810,634	330,781
08/26/13	Barclays Bank plc	427,709,000	JPY	5,428,468	481,609
08/26/13	JPMorgan Chase Bank N.A.	302,459,000	JPY	3,836,851	338,627
08/26/13	UBS AG	350,622,000	JPY	4,444,442	389,167
08/27/13	Deutsche Bank AG	256,658,000	JPY	3,281,064	312,541
08/27/13	HSBC Bank plc	488,094,000	JPY	6,241,611	596,284
08/27/13	JPMorgan Chase Bank N.A.	244,017,000	JPY	3,121,320	299,003
08/30/13	JPMorgan Chase Bank N.A.	150,260,000	JPY	1,919,213	181,242
09/18/13	Barclays Bank plc	109,297,635	JPY	1,401,252	136,818
09/27/13	JPMorgan Chase Bank N.A.	109,471,259	JPY	1,301,254	34,693
09/30/13	JPMorgan Chase Bank N.A.	66,105,000	JPY	853,601	88,755
11/08/13	Citibank N.A.	94,232,353	JPY	1,179,792	88,953
11/13/13	JPMorgan Chase Bank N.A.	92,567,000	JPY	1,170,216	98,582
11/15/13	Citibank N.A.	229,154,000	JPY	2,897,108	244,154
11/15/13	Morgan Stanley & Co., Inc.	119,300,000	JPY	1,508,122	126,966
11/15/13	UBS AG	93,849,000	JPY	1,185,860	99,355
11/19/13	Citibank N.A.	379,208,000	JPY	4,696,598	306,204
11/19/13	Deutsche Bank AG	306,357,000	JPY	3,780,015	233,076
11/20/13	Citibank N.A.	425,961,000	JPY	5,265,799	334,041
11/20/13	HSBC Bank plc	79,941,000	JPY	989,748	64,195
11/20/13	JPMorgan Chase Bank N.A.	152,982,000	JPY	1,895,629	124,410
11/20/13	UBS AG	122,208,000	JPY	1,513,449	98,530

Net Unrealized Appreciation					$6,986,744

Forward foreign cross-currency exchange contracts:

Settlement Date	Counterparty	Contracts to Buy		Contracts to Deliver		Unrealized Appreciation
11/08/13	UBS AG	17,891,400	NOK	2,399,759	EUR	$2,993
02/11/13	Barclays Bank plc	4,666,000	PLN	1,078,844	EUR	76,923
02/11/13	Deutsche Bank AG	4,666,000	PLN	1,080,218	EUR	75,109
02/14/13	Deutsche Bank AG	4,666,000	PLN	1,071,855	EUR	85,659
05/24/13	Morgan Stanley & Co., Inc.	5,956,000	PLN	1,323,262	EUR	150,763
07/05/13	Deutsche Bank AG	39,200,000	PLN	8,915,372	EUR	674,047
08/19/13	Deutsche Bank AG	35,870,000	PLN	8,436,030	EUR	209,938
04/30/13	Barclays Bank plc	261,920,000	SEK	29,026,431	EUR	1,819,687

MIST-22

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Settlement Date	Counterparty	Contracts to Buy		Contracts to Deliver		Unrealized Appreciation
05/06/13	Deutsche Bank AG	14,943,320	SEK	1,655,770	EUR	$103,809
05/07/13	Morgan Stanley & Co., Inc.	15,023,913	SEK	1,667,008	EUR	101,255
06/28/13	UBS AG	38,634,000	SEK	4,314,527	EUR	215,234

Net Unrealized Appreciation						$3,515,417

Cash in the amount of $5,175,000 and securities in the amount of $986,442 has been received at the custodian bank as collateral for forward foreign exchange contracts.

(CLP)—	Chilean Peso
(EUR)—	Euro
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$105,548,486	$62,195,831	$3,869,983	$378,415	$109,418,469	$62,574,246

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$26,680,429	$5,358,477	$74,089,473	$—	$106,128,379

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010

MIST-23

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

(the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

10. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-24

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Templeton International Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Templeton International Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 1, 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Templeton International Bond Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 28, 2009 (commencement of operations) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-25

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-26

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-27

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Met/Templeton International Bond Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-28

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-29

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Met/Templeton International Bond Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2012, and outperformed the median of its Performance Universe and Lipper Index for the three-year period ended June 30, 2012. The Board also considered that the Portfolio outperformed its benchmark, the Citigroup World Government Bond Index (WGBI) ex-US Index, for the one- and three-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Templeton International Bond Portfolio, the Board considered that the Portfolio’s actual management fees were below the median of the Expense Group, the Expense Universe, and Sub-advised Expense Universe, and that total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and Expense Universe median, and above the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited

MIST-30

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Templeton International Bond Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee do not contain breakpoints. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at asset levels up to $1.075 billion. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-31

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-32

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-33

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the MetLife Aggressive Strategy Portfolio returned 17.05% and 16.74%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned 16.83% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The global capital markets persevered over the course of 2012, further perpetuating the fundamental macroeconomic improvements that began in 2011 following the height of the financial and European crises of years past. As the year commenced, a sense of pessimism permeated the markets as the domestic housing market was largely hampered by declining home prices and a shortage of willing mortgage lenders. Meanwhile, investor sentiment towards Europe conveyed the perception of a region on the precipice of economic failure. By the end of the year, however, concerns over a tail risk event subsided to some extent as further accommodative fiscal and monetary policy initiatives were embraced by both the United States (“U.S.”) and Europe. More specifically, the unparalleled levels of quantitative easing instituted by central banks, in conjunction with significant flows into fixed income and yield oriented equity investment vehicles drove interest rates to near all-time lows. In Japan, the tepid recovery from the earthquake and tsunami aftermath prompted the Bank of Japan to expand its asset purchase program late in the year. Within the U.S., favorable trends in housing and unemployment underscored the notion of a broad-based recovery, while traction in Europe persisted, albeit at a more tempered pace given the substantial fragmentation that still exists between the core and peripheral nations. Emerging market economies exhibited resiliency in 2012 following the retrenchment of the previous year when apprehension surrounding unsustainable growth and a credit bubble were at the forefront of investors’ minds. As the year drew to a close, fiscal cliff deliberations ultimately culminated in an extension of the Bush-era tax cuts for lower and middle income households, although more prominent matters such as the upcoming debt ceiling deliberations remain unresolved.

The vast majority of risk assets concluded the year in positive territory with double digit returns exhibited by global credit and equity markets. With the exception of Japan, this was also the case across all major global equity classes, with the U.S. (16.0%) trailing both Europe (19.1%) and Emerging Markets (18.2%) as measured by the S&P 500, MSCI Europe, and MSCI Emerging Market indices respectively. Concerning U.S. equity markets, value stocks produced superior returns relative to growth stocks over the trailing one year period across all market capitalizations, while small cap indices represented the starkest example of this in 2012. At year end, the Financials and Consumer Discretionary sectors proved to be the best performing sectors on a global scale as well as in the U.S. As it relates to foreign exchange markets, the Euro and most other global currencies appreciated in the latter half of the year compared to the weaker U.S. dollar due to diminishing risk aversion. Nevertheless, for the entire year currency had a neutral impact on the foreign investments held by U.S. dollar investors. The past year also saw the capital markets experience dramatically lower volatility when contrasted to the prior two calendar years. This occurred not only in stocks, but also in numerous other areas such as commodities, corporate credit, foreign exchange and interest rates. With respect to commodities specifically, precious metals and agriculture were the top performing sectors in the space whereas Energy did not perform as well as the broader asset class during the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Aggressive Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 100% to equities, although we expect that some residual cash will be held by the underlying portfolios. The inclusion of non-core asset classes had a mostly positive impact on absolute performance. Within domestic equities, smaller cap stocks did better than larger cap stocks. While the Portfolio did not have an explicit asset class goal for cash, some cash was held by its underlying equity portfolios. This residual cash position hurt performance during the year.

While all of the domestic equity underlying portfolios posted double-digit returns for the year, the relative performance of these equity portfolios varied. The biggest contributors were a mix of portfolios by both style and capitalization: the T. Rowe Price Large Cap Value Portfolio, the Van Kampen Comstock Portfolio (“Van Kampen”), the T. Rowe Price Large Cap Growth Portfolio, and the Janus Forty Portfolio. Van Kampen Comstock’s good relative performance was driven by a significant overweight position and strong stock selection in the Consumer Discretionary sector, mostly in the media industry (Comcast Corp., Time Warner Cable Inc. and News Corp.) T. Rowe Price Large Cap Value’s strong stock selection drove its good performance. This offset the negative impact of its sector weightings. Stock selection in the Financial Services sector was the greatest contributor to relative results, though an unfavorable underweight position offset some of the benefit. For T. Rowe Price Large Cap Growth, strong stock selection and an overweight in the Information Technology sector drove relative outperformance. Apple, eBay, Visa, and MasterCard were among the biggest contributors. A corresponding underweight in the Consumer Staples sector was also successful, as investors were willing to take on more risk and rotated out of the traditionally defensive sector. The Janus Forty Portfolio’s strong relative performance was due in large part to its overweight to two stocks within the Information Technology sector: eBay, Inc. and Apple.

In contrast, while still positive for the full period, several underlying equity portfolios detracted from relative performance. Detractors included Davis Venture Value Portfolio (“Davis”), Morgan Stanley Mid Cap Growth Portfolio (“Morgan Stanley”), and Loomis Sayles Small Cap Growth Portfolio (“Loomis Sayles”). Davis was hurt mostly by overall weak security selection, particularly in the Energy

MIST-1

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

sector (Canadian Natural Resources, Occidental Petroleum, and Devon Energy) and the Consumer Discretionary sector (Groupon and Bed Bath & Beyond). Morgan Stanley was hurt by weak stock selection and an underweight in the otherwise strong performing Materials and Processing sector. Exposure to rare earths miner Molycorp was the biggest detractor. Relative underperformance in the Loomis Sayles Portfolio was due primarily to stock selection in the Health Care and Industrials sectors. An underweight to Materials also contributed to underperformance versus the benchmark. The largest individual detractors from performance during the year were technology related companies CEVA Inc., ServiceSource International Inc., and Volterra Semiconductor Corp.

The underlying international equity portfolios contributed to relative performance due primarily to strong selection by the subadvisers. Harris Oakmark International Portfolio (“Harris”) was the biggest contributor to relative performance. As is usually the case with Harris, individual security selection drove performance with any country or sector tilt being incidental. Top contributors to Harris’s performance for the year were financial companies Daiwa Securities Group, Lloyds Banking Group and BNP Paribas.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

METLIFE AGGRESSIVE STRATEGY PORTFOLIO MANAGED BY

METLIFE ADVISERS, LLC VS. DOW JONES AGGRESSIVE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[3]
MetLife Aggressive Strategy Portfolio
Class A	17.05	0.39	4.30
Class B	16.74	0.12	4.13
Dow Jones Aggressive Index[1]	16.83	1.76	6.81

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Van Kampen Comstock Portfolio (Class A)	6.0
T. Rowe Price Large Cap Growth Portfolio (Class A)	6.0
Jennison Growth Portfolio (Class A)	6.0
Harris Oakmark International Portfolio (Class A)	5.0
Clarion Global Real Estate Portfolio (Class A)	5.0
MFS® Research International Portfolio (Class A)	5.0
Davis Venture Value Portfolio (Class A)	5.0
T. Rowe Price Large Cap Value Portfolio (Class A)	5.0
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A)	5.0
MFS® Value Portfolio (Class A)	5.0

MIST-3

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggressive Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)(b)	Actual	0.46%	$1,000.00	$1,091.70	$2.42
	Hypothetical*	0.46%	$1,000.00	$1,022.82	$2.34

Class B(a)(b)	Actual	0.71%	$1,000.00	$1,089.90	$3.73
	Hypothetical*	0.71%	$1,000.00	$1,021.57	$3.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	4,617,608	$42,851,406
BlackRock Large Cap Value Portfolio (Class A) (a)	3,250,899	31,858,813
BlackRock Legacy Large Cap Growth Portfolio (Class A) (a)	1,489,277	42,369,932
Clarion Global Real Estate Portfolio (Class A) (b)	4,656,855	53,553,832
Davis Venture Value Portfolio (Class A) (a)	1,602,370	53,214,692
Dreman Small Cap Value Portfolio (Class A) (b)	1,417,955	21,368,588
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	1,518,804	21,339,191
Harris Oakmark International Portfolio (Class A) (b)	3,558,024	53,583,834
Invesco Small Cap Growth Portfolio (Class A) (b)	2,730,868	42,792,700
Janus Forty Portfolio (Class A) (b)	547,750	42,642,299
Jennison Growth Portfolio (Class A) (a)	5,439,576	63,806,225
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A) (b)	5,717,628	52,945,236
Loomis Sayles Small Cap Growth Portfolio (Class A) (a) (c)	2,878,530	32,038,035
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	107,431	21,304,709
Met/Dimensional International Small Company Portfolio (Class A) (a)	3,093,346	42,842,840
MFS® Emerging Markets Equity Portfolio (Class A) (b)	2,914,796	32,179,350
MFS® Research International Portfolio (Class A) (b)	5,174,518	53,504,514
MFS® Value Portfolio (Class A) (a)	3,835,484	52,929,676
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b) (c)	1,806,157	21,330,718
Neuberger Berman Genesis Portfolio (Class A) (a)	807,029	10,660,855
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	3,612,394	63,831,003
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	2,175,826	53,133,663
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	2,237,759	21,325,841
Third Avenue Small Cap Value Portfolio (Class A) (b) (c)	1,333,110	21,396,416
Turner Mid Cap Growth Portfolio (Class A) (b)	926,645	10,656,419
Van Eck Global Natural Resources Portfolio (Class A) (a)	3,312,345	42,795,496
Van Kampen Comstock Portfolio (Class A) (b)	5,870,197	63,985,152

Total Mutual Funds (Cost $926,150,419)		1,066,241,435

Total Investments—100.0% (Cost $926,150,419) (d)		1,066,241,435
Other assets and liabilities (net)—0.0%		(378,090)

Net Assets—100.0%		$1,065,863,345

(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $984,286,593. The aggregate unrealized appreciation and depreciation of investments were $87,105,115 and $(5,150,273), respectively, resulting in net unrealized appreciation of $81,954,842 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,066,241,435	$—	$—	$1,066,241,435
Total Investments	$1,066,241,435	$—	$—	$1,066,241,435

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Affiliated investments at value (a)		$1,066,241,435
Receivable for investments sold		1,449,946
Receivable for fund shares sold		210,487
Receivable from investment adviser		91

Total Assets		1,067,901,959

Liabilities
Payables for:
Fund shares redeemed	$1,660,433
Accrued Expenses:
Management fees	76,434
Distribution and service fees—Class B	209,104
Administration fees	3,667
Custodian and accounting fees	4,134
Deferred trustees’ fees	56,373
Other expenses	28,469

Total Liabilities		2,038,614

Net Assets		$1,065,863,345

Net assets represented by
Paid in surplus		$1,099,193,918
Accumulated net realized loss		(182,292,835)
Unrealized appreciation on affiliated investments		140,091,016
Undistributed net investment income		8,871,246

Net Assets		$1,065,863,345

Net Assets
Class A		$68,496,780
Class B		997,366,565
Capital Shares Outstanding*
Class A		6,537,841
Class B		95,588,134
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$10.48
Class B		10.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $926,150,419.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from Affiliated Underlying Portfolios		$10,713,120

Total investment income		10,713,120
Expenses
Management fees	$902,974
Administration fees	22,000
Custodian and accounting fees	24,800
Distribution and service fees—Class B	2,482,333
Audit and tax services	31,448
Legal	28,321
Trustees’ fees and expenses	49,564
Miscellaneous	2,660

Total expenses	3,544,100
Less expenses reimbursed by the Adviser	(5,609)

Net expenses	3,538,491

Net Investment Income		7,174,629

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated Investments		11,969,867
Capital gain distributions from Affiliated Underlying Portfolios		33,529,102

Net realized gain		45,498,969

Net change in unrealized appreciation on affiliated investments		110,025,071

Net realized and unrealized gain		155,524,040

Net Increase in Net Assets From Operations		$162,698,669

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$7,174,629	$5,683,734
Net realized gain	45,498,969	24,369,871
Net change in unrealized appreciation (depreciation)	110,025,071	(116,163,992)

Net increase (decrease) in net assets resulting from operations	162,698,669	(86,110,387)

Distributions to Shareholders
From net investment income
Class A	(536,616)	(10,241)
Class B	(6,332,536)	(9,029,156)

Net decrease in net assets resulting from distributions	(6,869,152)	(9,039,397)

Net increase (decrease) in net assets from capital share transactions	(91,648,450)	297,610,953

Net Increase in Net Assets	64,181,067	202,461,169

Net Assets
Net assets at beginning of period	1,001,682,278	799,221,109

Net assets at end of period	$1,065,863,345	$1,001,682,278

Undistributed net investment income at end of period	$8,871,246	$6,823,303

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	1,019,506	$10,049,202	772,856	$7,237,832
Shares issued through acquisition	—	—	6,076,502	63,449,447
Reinvestments	54,039	536,616	1,004	10,241
Redemptions	(769,543)	(7,587,028)	(744,568)	(7,015,325)

Net increase	304,002	$2,998,790	6,105,794	$63,682,195

Class B
Sales	6,813,119	$66,979,229	16,177,290	$155,674,181
Shares issued through acquisition	—	—	20,216,674	210,859,907
Reinvestments	639,005	6,332,536	886,950	9,029,156
Redemptions	(17,013,625)	(167,959,005)	(14,869,421)	(141,634,486)

Net increase (decrease)	(9,561,501)	$(94,647,240)	22,411,493	$233,928,758

Increase (decrease) derived from capital shares transactions		$(91,648,450)		$297,610,953

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.03	$9.68	$8.39	$6.31	$12.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	(0.01)	0.08	0.12	0.11
Net realized and unrealized gain (loss) on investments	1.44	(0.51)	1.33	1.96	(4.71)

Total from investment operations	1.53	(0.52)	1.41	2.08	(4.60)

Less Distributions
Distributions from net investment income	(0.08)	(0.13)	(0.12)	0.00	(0.41)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.29)
Distributions from return of capital	0.00	0.00	0.00	0.00	(0.00	)(b)

Total distributions	(0.08)	(0.13)	(0.12)	0.00	(1.70)

Net Asset Value, End of Period	$10.48	$9.03	$9.68	$8.39	$6.31

Total Return (%) (c)	17.05	(5.57)	16.92	32.96	(40.67)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.10	0.10	0.11	0.12	0.11
Ratio of net expenses to average net assets (%) (d)(e)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income (loss) to average net assets (%) (f)	0.89	(0.08)	0.87	1.75	1.11
Portfolio turnover rate (%)	13	23	13	40	30
Net assets, end of period (in millions)	$68.5	$56.3	$1.2	$0.3	$0.2

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.99	$9.64	$8.37	$6.31	$12.58

Income (Loss) from Investment Operations
Net investment income (a)	0.07	0.06	0.09	0.10	0.08
Net realized and unrealized gain (loss) on investments	1.43	(0.60)	1.28	1.96	(4.70)

Total from investment operations	1.50	(0.54)	1.37	2.06	(4.62)

Less Distributions
Distributions from net investment income	(0.06)	(0.11)	(0.10)	0.00	(0.36)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.29)
Distributions from return of capital	0.00	0.00	0.00	0.00	(0.00	)(b)

Total distributions	(0.06)	(0.11)	(0.10)	0.00	(1.65)

Net Asset Value, End of Period	$10.43	$8.99	$9.64	$8.37	$6.31

Total Return (%) (c)	16.74	(5.78)	16.50	32.65	(40.81)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.35	0.35	0.36	0.37	0.36
Ratio of net expenses to average net assets (%) (d)(e)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (f)	0.67	0.61	1.02	1.51	0.84
Portfolio turnover rate (%)	13	23	13	40	30
Net assets, end of period (in millions)	$997.4	$945.4	$798.0	$653.6	$500.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Aggressive Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

MIST-10

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$902,974	0.100%	First $500 Million
	0.075%	$500 Million to $1 Billion
	0.050%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2013. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

	Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
			2008	2009	2010	2011	2012
			Subject to repayment until December 31,
	Class A	Class B	2013	2014	2015	2016	2017
MetLife Aggressive Strategy Portfolio	0.10%	0.35%	$75,771	$120,935	$93,182	$22,483	$5,609
Strategic Growth Portfolio*	N/A	N/A	$65,845	$—	$—	$—	$—

*	On November 7, 2008, the Strategic Growth Portfolio, a series of the Trust, merged with and into MetLife Aggressive Strategy Portfolio. At that time, the Adviser was entitled to a subsidy amount of $197,052 from the Portfolio. The repayment of such subsidy amount will be repaid, as applicable, by the MetLife Aggressive Strategy Portfolio. During the year ended December 31, 2012, the Portfolio did not repay any of the subsidy amount for the Strategic Growth Portfolio.

As of December 31, 2012, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the year ended December 31, 2012 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of December 31, 2012, there was $383,825 in expense deferrals eligible for recoupment by the Adviser.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

MIST-11

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$139,448,466	$—	$197,211,640

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

MIST-12

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2012 is as follows:

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2012 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
Baillie Gifford International Stock	2,358,034	2,518,893	(259,319)	4,617,608
BlackRock Large Cap Value	3,050,939	614,663	(414,703)	3,250,899
BlackRock Legacy Large Cap Growth	1,560,577	35,613	(106,913)	1,489,277
Clarion Global Real Estate	5,492,187	169,401	(1,004,733)	4,656,855
Davis Venture Value	1,744,887	20,299	(162,816)	1,602,370
Dreman Small Cap Value	1,510,886	19,990	(112,921)	1,417,955
Goldman Sachs Mid Cap Value	1,687,514	15,155	(183,865)	1,518,804
Harris Oakmark International	4,786,245	153,138	(1,381,359)	3,558,024
Invesco Small Cap Growth	2,886,114	203,898	(359,144)	2,730,868
Janus Forty	637,861	9,916	(100,027)	547,750
Jennison Growth	5,036,240	1,011,869	(608,533)	5,439,576
Jennison Large Cap Equity (formerly Rainier Large Cap Equity)	3,941,048	20,812	(3,961,860)	—
Legg Mason ClearBridge Aggressive Growth	5,345,269	1,131,936	(759,577)	5,717,628
Loomis Sayles Small Cap Growth	3,020,358	46,186	(188,014)	2,878,530
Met/Artisan Mid Cap Value	118,374	1,620	(12,563)	107,431
Met/Dimensional International Small Company	2,791,109	519,880	(217,643)	3,093,346
MFS® Emerging Markets Equity	3,020,878	107,692	(213,774)	2,914,796
MFS® Research International	6,380,757	250,064	(1,456,303)	5,174,518
MFS® Value	4,308,814	151,767	(625,097)	3,835,484
Morgan Stanley Mid Cap Growth	70,171	1,846,523	(110,537)	1,806,157
Neuberger Berman Genesis	875,507	15,963	(84,441)	807,029
T. Rowe Price Large Cap Growth	2,781,486	1,276,969	(446,061)	3,612,394
T. Rowe Price Large Cap Value	2,477,609	43,770	(345,553)	2,175,826
T. Rowe Price Mid Cap Growth	2,015,402	320,005	(97,648)	2,237,759
Third Avenue Small Cap Value	1,443,237	13,059	(123,186)	1,333,110
Turner Mid Cap Growth	2,233,939	714,464	(2,021,758)	926,645
Van Eck Global Natural Resources	2,740,707	659,143	(87,505)	3,312,345
Van Kampen Comstock	6,688,265	105,980	(924,048)	5,870,197

Underlying Portfolio (Class A)	Net Realized Gain/ (Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2012
Baillie Gifford International Stock	$448,635	$—	$283,567	$42,851,406
BlackRock Large Cap Value	963,880	5,135,418	527,233	31,858,813
BlackRock Legacy Large Cap Growth	(74,903)	—	131,962	42,369,932
Clarion Global Real Estate	(2,349,505)	—	1,277,112	53,553,832
Davis Venture Value	(595,260)	—	451,470	53,214,692
Dreman Small Cap Value	312,982	—	181,788	21,368,588
Goldman Sachs Mid Cap Value	13,329	—	182,706	21,339,191
Harris Oakmark International	(1,282,357)	—	1,157,496	53,583,834
Invesco Small Cap Growth	369,636	2,650,803	—	42,792,700
Janus Forty	2,335,436	—	190,402	42,642,299
Jennison Growth	2,980,810	10,793,987	153,204	63,806,225
Jennison Large Cap Equity (formerly Rainier Large Cap Equity)	5,786,806	—	146,720	—
Legg Mason ClearBridge Aggressive Growth	772,790	—	91,777	52,945,236
Loomis Sayles Small Cap Growth	(36,575)	—	—	32,038,035
Met/Artisan Mid Cap Value	107,215	—	212,629	21,304,709
Met/Dimensional International Small Company	700,826	3,850,164	1,014,706	42,842,840
MFS® Emerging Markets Equity	551,516	—	312,361	32,179,350
MFS® Research International	(4,860,991)	—	1,327,209	53,504,514
MFS® Value	2,703,433	749,304	1,052,301	52,929,676
Morgan Stanley Mid Cap Growth	(46,592)	—	—	21,330,718

MIST-13

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2012
Neuberger Berman Genesis	$185,750	$—	$39,638	$10,660,855
T. Rowe Price Large Cap Growth	2,696,556	—	53,023	63,831,003
T. Rowe Price Large Cap Value	(562,974)	—	919,648	53,133,663
T. Rowe Price Mid Cap Growth	332,512	2,628,269	—	21,325,841
Third Avenue Small Cap Value	83,842	—	—	21,396,416
Turner Mid Cap Growth	1,894,428	4,936,984	—	10,656,419
Van Eck Global Natural Resources	314,607	2,784,173	—	42,795,496
Van Kampen Comstock	(1,775,965)	—	1,006,168	63,985,152

	$11,969,867	$33,529,102	$10,713,120	$1,066,241,435

8. Acquisition

At the close of business on April 29, 2011, the Portfolio, with aggregate Class A and Class B net assets of $861,465 and $902,470,842, respectively, acquired all of the assets and liabilities of MetLife Aggressive Allocation Portfolio of the Metropolitan Series Fund, Inc. (“MetLife Aggressive Allocation”). The acquisition was accomplished by a tax-free exchange of 6,076,502 Class A shares of the Portfolio (valued at $63,499,447) for 5,566,978 Class A shares of MetLife Aggressive Allocation and 20,216,674 Class B shares of the Portfolio (valued at $210,859,907) for 18,522,848 of Class B shares of MetLife Aggressive Allocation. MetLife Aggressive Allocation then distributed the Class A and B shares of the Portfolio that it received from the Portfolio to its shareholders by class. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because MetLife Aggressive Allocation had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. MetLife Aggressive Allocation’s net assets on April 29, 2011, were $63,499,447 and $210,859,907 for Class A and Class B, respectively, including investments valued at $274,439,745 with a cost basis of $236,080,380. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MetLife Aggressive Allocation were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(43,569,325) in capital loss carry forwards from MetLife Aggressive Allocation.

The net assets of the Portfolio immediately after the acquisition were $1,177,691,661, which included $38,359,366 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2011, the Portfolio’s pro-forma results of operations for the year ended December 31, 2011 are as follows:

(Unaudited)
Net investment income	$4,324,693	(a)
Net realized and unrealized loss on investments and capital gain distributions from Underlying Portfolios	(73,163,053	)(b)

Net decrease in assets from operations	$(68,838,360)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MetLife Aggressive Allocation that have been included in the Portfolio’s Statement of Operations since April 29, 2011.

(a)	$5,683,734 as reported plus $(1,443,492) MetLife Aggressive Allocation pre-merger, plus $52,345 in lower Advisory fees, plus $32,106 of pro-forma eliminated other expenses.
(b)	$(91,794,121) as reported plus $18,631,068 MetLife Aggressive Allocation pre-merger.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$6,869,152	$9,039,397	$—	$—	$6,869,152	$9,039,397

MIST-14

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$8,927,620	$—	$81,954,842	$(124,156,661)	$(33,274,199)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017		Expiring 12/31/2018	Total
$120,734,956	*	$3,421,705	$124,156,661

*	The Portfolio acquired capital losses in the merger with MetLife Aggressive Allocation Portfolio of the Metropolitan Series Fund on April 29, 2011.

10. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

11. Subsequent Events

At a meeting held on November 12-13, 2012, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all the assets of the Zenith Equity Portfolio (“Zenith Equity”), a portfolio of Metropolitan Series Fund (“MSF”), by the Portfolio, in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of Zenith Equity. On or about February 22, 2013, the shareholders of Zenith Equity are expected to consider the approval of the Plan. If the Plan is approved by shareholders of Zenith Equity, it is anticipated that the reorganization will close on or about April 29, 2013.

MIST-15

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Aggressive Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Aggressive Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Aggressive Strategy Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-18

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Aggressive Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Aggressive Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Aggressive Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best

1	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-19

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in

MIST-20

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Aggressive Strategy Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio outperformed its benchmark, the Dow Jones Aggressive Index, for the one-year period ended October 31, 2012, and underperformed its benchmark for the three- and five-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance, including the peer group used for comparative purposes. The Board noted that Wilshire Associates, an independent consultant previously hired by the Adviser, provides research and consulting services with respect to the Portfolio’s allocation targets and investments in Underlying Portfolios. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Aggressive Strategy Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board also considered that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and

MIST-21

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Aggressive Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board

MIST-22

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios and concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-23

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-24

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class B shares of the MetLife Balanced Plus Portfolio returned 13.11%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 11.24% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The global capital markets persevered over the course of 2012, further perpetuating the fundamental macroeconomic improvements that began in 2011 following the height of financial and European crises of years past. As the year commenced, a sense of pessimism permeated the markets as the domestic housing market was largely hampered by declining home prices and a shortage of willing mortgage lenders. Meanwhile, investor sentiment towards Europe conveyed the perception of a region on the precipice of economic failure. By the end of the year, however, concerns over a tail risk event subsided to some extent as further accommodative fiscal and monetary policy initiatives were embraced by both the United States (“U.S.”) and Europe. More specifically, the unparalleled levels of quantitative easing instituted by central banks in conjunction with significant flows into fixed income and yield oriented equity investment vehicles drove interest rates to near all-time lows. In Japan, the tepid recovery prompted the Bank of Japan to expand its asset purchase program late in the year. Within the U.S., favorable trends in housing and unemployment underscored the notion of a broad based recovery, while traction in Europe persisted, albeit at a more tempered pace given the substantial fragmentation that still exists between the core and peripheral nations. Emerging market economies exhibited resiliency in 2012 following the retrenchment of the previous year when apprehension surrounding unsustainable growth and a credit bubble were at the forefront of investors’ minds. As the year drew to a close, fiscal cliff deliberations ultimately culminated in an extension of the Bush-era tax cuts for lower and middle income households though more prominent matters such as the upcoming debt ceiling deliberations remain unresolved.

The vast majority of risk assets concluded the year in positive territory with double digit returns exhibited by global credit and equity markets. With the exception of Japan, this was also the case across all major global equity classes with the U.S. (16.0%) trailing both Europe (19.1%) and Emerging Markets (18.2%) as measured by the S&P 500, MSCI Europe and MSCI Emerging Market indices respectively. Concerning U.S. equity markets, value stocks produced superior returns relative to growth stocks over the trailing one year period across all market capitalizations, while small cap indices represented the starkest example of this in 2012. At year end, the Financials and Consumer Discretionary sectors proved to be the best performing sectors on a global scale as well as in the U.S. As it relates to foreign exchange markets, the Euro and most other global currencies appreciated in the latter half of the year compared to the weaker U.S. Dollar due to diminishing risk aversion. Nevertheless, for the entire year currency had a neutral impact on the foreign investments held by U.S. dollar investors.

Within fixed income, High Yield credit as measured by the Barclays U.S. Corporate High Yield Index produced enhanced returns relative to the Barclays U.S. Aggregate Bond Index 15.8% to 4.2% as the yield spread between high yield bonds and U.S. Treasury securities compressed. Overall, Emerging Market Debt proved to be the top performing fixed income asset class returning 16.8% as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index. The past year also saw the capital markets experience dramatically lower volatility when contrasted to the prior two calendar years. This occurred not only in stocks, but also in numerous other areas such as commodities, corporate credit, foreign exchange and interest rates. With respect to commodities specifically, precious metals and agriculture were the top performing sectors in the space whereas Energy did not perform as well as the broader asset class during the year.

TOTAL PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Balanced Plus Portfolio was composed of two segments. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of MetLife Advisers. The remaining 30% of the assets (the “Overlay Sleeve”) were invested in various fixed income instruments that served as the collateral for equity index derivative instruments purchased by the Sleeve’s subadviser, Pacific Investment Management Company LLC (“PIMCO”) keep the Portfolio’s overall volatility level within the desired range by changing the Portfolio’s total realized equity exposure. Combining the two sleeves, the realized equity exposure of the Portfolio ranged from approximately 50% to 70% over the course of the period.

BASE SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

The large fixed income position in the Base Sleeve of the Portfolio curtailed absolute performance during the full twelve month period in which stocks outperformed bonds. The inclusion of non-core asset classes had a mostly positive impact on absolute performance. Within the fixed income segment, high yield bonds did better than investment grade bonds and in equities, smaller cap domestic stocks did better than larger cap domestic stocks. While the Base Sleeve did not have an explicit goal for cash, some cash was held by its underlying portfolios. This residual cash position hurt performance during the year. A modest cumulative overweight to high yield bonds—due to the opportunistic positioning of the core bond managers—offset the impact of holding cash, resulting in an overall neutral impact of asset allocation.

While the absolute performance of the underlying fixed income portfolios lagged that of the underlying equity portfolios during 2012, it contributed more to the Portfolio’s relative performance due to the size of the fixed income allocation (approximately 57%) and the

MIST-1

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

strong performance of the underlying fixed income portfolios relative to the broad bond index. The PIMCO Total Return Portfolio posted a strong relative return. A focus on the intermediate segment of the yield curve and an overweight to credit sectors boosted relative performance. The BlackRock Bond Income Portfolio also contributed to relative performance due to its overweight to credit and underweight to the government sector. The Met/Templeton International Bond Portfolio—despite a rather small position of only 3%—had a large positive impact on the Portfolio’s relative performance as it outperformed its benchmark by a wide margin. Its strong performance was due to a net negative position to Japan and an overweight to select emerging market and peripheral European countries such as Norway and Ireland.

While all of the domestic equity underlying portfolios posted double-digit returns for the year, the relative performance of these equity portfolios varied. The biggest contributors were a mix of portfolios across capitalizations: the Third Avenue Small Cap Value Portfolio, the Van Kampen Comstock Portfolio, and the Goldman Mid Cap Value Portfolio. Third Avenue overcame a large (over 10%) cash position with strong individual stock selection. Contributors included Madison Square Garden Corp. and Canadian agri-business company Viterra, Inc., which was taken over by Glencore earlier in the year. Van Kampen Comstock’s good relative performance was driven by a significant overweight position and strong stock selection in the Consumer Discretionary sector, mostly in the media industry (Comcast Corp., Time Warner Cable Inc. and News Corp.). Goldman was helped by its stock selection in the Financials and Telecom sectors. Within Financials, Everest Re Group was the top contributor to relative performance. Although Goldman’s position in Scripps Networks was sold late in the year when it reached its target price, this cable television provider of such channels as the HGTV and the Food Network was a major contributor to Portfolio returns over the course of 2012.

In contrast, while still positive for the full period, several underlying equity portfolios detracted from relative performance. This included the Neuberger Berman Genesis Portfolio and the Morgan Stanley Mid Cap Growth Portfolio. Neuberger Berman Genesis underperformed its benchmark and detracted from relative performance. Its stock selection in the Materials (CARBO Ceramics) and Energy (SM Energy) sectors detracted the most from performance. Morgan Stanley was hurt by weak stock selection and an underweight in the otherwise strong performing Materials and Processing sector. Exposure to rare earths miner Molycorp was its biggest detractor.

The underlying international equity portfolios contributed to relative performance primarily due to strong selection by the subadvisers. Harris Oakmark International Portfolio was the biggest contributor to relative performance. As is usually the case with Harris, individual security selection drove performance with any country or sector tilt being incidental. The portfolio’s top contributors to performance for the year were financial companies Daiwa Securities Group, Lloyds Banking Group and BNP Paribas.

OVERLAY SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

Risk assets benefited from global central bank injections of liquidity, with the S&P index returning 16.0 percent during 2012. The Federal Reserve, through its monetary policies, was able to dampen volatility during the latter half of 2012. The U.S. equity market volatility index, also known as the VIX index, ended the period, lower at 22.7 compared to 23.4 at the start of the year. Additionally, interest rate volatility, measured by swaption volatility, ended the period lower at 37.4 versus 44.9 at the beginning of the year.

The Overlay Sleeve is managed by PIMCO and serves to adjust the equity exposure of the overall portfolio in response to volatility. In its neutral state the Overly Sleeve provides the portfolio with a 30% exposure to the equity markets primarily through the use of S&P 500 stock index futures. The S&P 500 futures in the Overlay Sleeve are backed by high quality short term fixed income instruments that serve as collateral.

The equity positioning in the Overlay Sleeve resulted in positive absolute returns as the index rose over the period, and the fixed income collateral benefitted primarily from tactical duration positioning with a focus on intermediate term maturities and an underweight to longer-term maturities. This positioning added to returns as rates declined on intermediate maturities and rose on longer maturities. Modest exposures to well capitalized financials, high quality Agency bonds, and high yielding Municipals also added to returns as spreads tightened in these sectors.

Towards the end of the year volatility spiked on fears that the fiscal cliff situation would not get resolved, and as a result the equity exposure was decreased and ended the year underweight as compared to the neutral allocation. In terms of the fixed income allocation, the collateral ended the year with an underweight duration stance relative to the benchmark. The collateral was primarily composed of U.S. Treasuries and the interest rate exposure remained predominately concentrated in the intermediate term portion of the yield curve. While the collateral was composed primarily of U.S. Treasuries, it also maintained modest exposures to high quality Corporates, Agencies, and Municipal bonds.

MIST-2

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

The base sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The overlay sleeve is subadvised by:

Vineer Bhansali

Steve A. Rodosky

Portfolio Manager

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

MetLife Balanced Plus Portfolio

METLIFE BALANCED PLUS PORTFOLIO MANAGED BY
METLIFE ADVISERS, LLC AND PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. DOW JONES MODERATE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	Since Inception[3]
MetLife Balanced Plus Portfolio
Class B	13.11	4.23
Dow Jones Moderate Index[1]	11.24	3.09

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
U.S. Treasury Bonds	14.3
PIMCO Total Return Portfolio (Class A)	10.3
BlackRock Bond Income Portfolio (Class A)	10.2
U.S. Treasury Notes	7.3
Harris Oakmark International Portfolio (Class A)	5.2
MFS® Research International Portfolio (Class A)	4.5
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.5
Western Asset Management U.S. Government Portfolio (Class A)	3.3
Met/Franklin Low Duration Total Return Portfolio (Class A)	3.3
Baillie Gifford International Stock Portfolio (Class A)	3.2

Top Sectors

% of Market Value of Total Investments
Mutual Funds	70.8
U.S. Treasury & Government Agencies	23.8
Cash & Cash Equivalents	4.0
Foreign Bonds & Debt Securities	0.7
Municipals	0.5
Domestic Bonds & Debt Securities	0.2

MIST-4

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class B(a)	Actual	0.73%	$1,000.00	$1,072.10	$3.80
	Hypothetical*	0.73%	$1,000.00	$1,021.47	$3.71

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-5

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—70.2% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—70.2%
Baillie Gifford International Stock Portfolio (Class A) (a)	22,153,698	$205,586,313
BlackRock Bond Income Portfolio (Class A) (a)	5,718,897	659,274,462
BlackRock High Yield Portfolio (Class A) (b)	10,368,586	92,487,786
BlackRock Legacy Large Cap Growth Portfolio (Class A) (a)	1,555,793	44,262,309
Clarion Global Real Estate Portfolio (Class A) (b)	8,286,606	95,295,972
Dreman Small Cap Value Portfolio (Class A) (b)	7,559,681	113,924,392
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	9,916,673	139,329,254
Harris Oakmark International Portfolio (Class A) (b)	22,412,541	337,532,865
Invesco Small Cap Growth Portfolio (Class A) (b)	7,379,597	115,638,290
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A) (b)	4,965,575	45,981,223
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	229,555	45,523,126
Met/Dimensional International Small Company Portfolio (Class A) (a)	6,711,166	92,949,646
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	8,186,577	87,514,507
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	20,997,559	212,495,297
Met/Templeton International Bond Portfolio (Class A) (b)	11,368,738	135,060,604
MFS® Emerging Markets Equity Portfolio (Class A) (b)	8,315,831	91,806,778
MFS® Research International Portfolio (Class A) (b)	28,097,212	290,525,177
MFS® Value Portfolio (Class A) (a)	3,336,662	46,045,930
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b) (c)	3,713,430	43,855,606
Neuberger Berman Genesis Portfolio (Class A) (a)	3,386,903	44,740,983
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	11,218,800	132,718,404
PIMCO Total Return Portfolio (Class A) (b)	51,535,317	662,744,171
T. Rowe Price Small Cap Growth Mutual Fund (a)	6,253,934	109,631,463
Third Avenue Small Cap Value Portfolio (Class A) (b) (c)	7,202,711	115,603,508
Van Eck Global Natural Resources Portfolio (Class A) (a)	6,827,482	88,211,066
Van Kampen Comstock Portfolio (Class A) (b)	4,294,824	46,813,578
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	16,057,839	224,488,595
Western Asset Management U.S. Government Portfolio (Class A) (a)	17,192,557	212,500,000

Total Mutual Funds (Cost $4,246,819,040)		4,532,541,305

U.S. Treasury & Government Agencies—23.6%
Security Description	Principal Amount*	Value

Federal Agencies—1.5%
Federal Home Loan Mortgage Corp. 1.750%, 05/30/19	36,000,000	$37,297,116
2.375%, 01/13/22	10,500,000	10,991,411
6.250%, 07/15/32	30,000,000	44,794,320
Federal National Mortgage Association 6.625%, 11/15/30	1,300,000	1,985,851

		95,068,698

U.S. Treasury—22.1%
U.S. Treasury Bonds 8.000%, 11/15/21	57,700,000	89,105,937
6.250%, 08/15/23	88,000,000	126,183,728
6.000%, 02/15/26	26,700,000	38,639,920
6.250%, 05/15/30	1,600,000	2,474,250
5.375%, 02/15/31	14,600,000	20,843,778
4.500%, 05/15/38	9,000,000	11,898,279
4.500%, 08/15/39	25,000,000	33,132,825
4.375%, 05/15/40	7,100,000	9,243,312
4.250%, 11/15/40 (d)	154,800,000	197,684,399
4.375%, 05/15/41 (d)	129,500,000	168,734,485
3.750%, 08/15/41 (d)	70,600,000	82,988,111
3.125%, 11/15/41	71,700,000	75,060,937
3.125%, 02/15/42	59,000,000	61,701,079
3.000%, 05/15/42	3,000,000	3,056,718
U.S. Treasury Notes 0.375%, 06/30/13	40,000,000	40,056,240
0.375%, 07/31/13	11,900,000	11,918,600
0.125%, 08/31/13	32,400,000	32,397,473
0.125%, 09/30/13	22,400,000	22,397,379
0.500%, 10/15/13	36,603,000	36,703,109
0.250%, 10/31/13	37,000,000	37,028,897
0.500%, 11/15/13	45,000,000	45,131,850
0.250%, 11/30/13	13,400,000	13,409,943
1.375%, 02/28/19	54,000,000	55,345,788
3.500%, 05/15/20	12,000,000	13,934,064
3.625%, 02/15/21 (d)	137,600,000	161,540,336
U.S. Treasury Principal Strips Zero Coupon, 11/15/27	39,600,000	27,202,428
Zero Coupon, 05/15/39	6,700,000	3,028,634
Zero Coupon, 02/15/41	24,000,000	10,137,840

		1,430,980,339

Total U.S. Treasury & Government Agencies (Cost $1,496,976,706)		1,526,049,037

Foreign Bonds & Debt Securities—0.7%

Commercial Banks—0.1%
Banco del Estado de Chile 2.000%, 11/09/17 (144A) (h)	5,000,000	5,004,175

Diversified Financial Services—0.1%
LeasePlan Corp. N.V. 3.000%, 10/23/17 (144A) (h)	5,100,000	5,153,417

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—0.1%
Statoil ASA 2.450%, 01/17/23	5,400,000	$5,399,287

Provincial—0.4%
Province of Quebec Canada 5.750%, 12/01/36 (CAD)	22,000,000	29,786,147

Total Foreign Bonds & Debt Securities (Cost $45,717,900)		45,343,026

Municipals—0.5%
Metropolitan Transportation Authority NY, Dedicated Tax Fund Revenue, Refunding 5.000%, 11/15/29	4,000,000	4,814,960
New Mexico State Hospital Equipment Loan Council Hospital Revenue 5.000%, 08/01/42	1,000,000	1,099,750
New York State Dormitory Authority, State Personal Income Tax Revenue, Refunding 5.000%, 02/15/42	6,000,000	6,883,500
Pennsylvania State Economic Development Financing Authority Unemployment Compensation Revenue, Refunding 5.000%, 07/01/22	4,000,000	4,561,000
San Francisco Bay Area CA, Toll Authority, Toll Bridge Revenue, Refunding 5.000%, 04/01/30	7,930,000	9,448,357
Utah Country UT Hospital Revenue, Intermountain Healthcare Health Services, Inc. 5.000%, 05/15/43	2,000,000	2,234,260

Total Municipals (Cost $29,075,261)		29,041,827

Domestic Bonds & Debt Securities—0.2%

Capital Markets—0.0%
Morgan Stanley 1.916%, 01/24/14 (f)	500,000	503,356

Diversified Financial Services—0.1%
Bank of America Corp. 1.733%, 01/30/14 (f)	1,000,000	1,008,620
Citigroup, Inc. 1.790%, 01/13/14 (f)	1,000,000	1,009,454
MassMutual Global Funding II 2.500%, 10/17/22 (144A) (h)	4,000,000	3,941,344

		5,959,418

Machinery—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	3,936,000	4,117,072

Software—0.1%
Microsoft Corp. 3.500%, 11/15/42	4,500,000	$4,370,481

Total Domestic Bonds & Debt Securities (Cost $14,880,941)		14,950,327

Mortgage-Backed Securities—0.0%

Commercial Mortgage-Backed Securities—0.0%
JPMorgan Chase Commercial Mortgage Securities Corp. 4.106%, 07/15/46 (144A)	100,000	113,109

Total Mortgage-Backed Securities (Cost $101,000)		113,109

Purchased Options—0.0%

Put Options—0.0%
S&P 500 Index, Strike Price 700 Expires 03/14/13	665,000	33,250
S&P 500 Index, Strike Price 725 Expires 03/14/13	420,000	21,000

Total Purchased Options (Cost $119,654)		54,250

Short-Term Investments—3.9%

Discount Notes—2.1%
Fannie Mae Discount Notes 0.155%, 02/27/13 (e)	5,200,000	5,198,724
0.180%, 08/01/13 (e)	22,000,000	21,976,680
Freddie Mac Discount Notes
0.160%, 02/19/13 (e)	87,800,000	87,780,879
0.175%, 02/19/13 (e)	4,900,000	4,898,833
0.175%, 02/25/13 (e)	4,900,000	4,898,690
0.150%, 02/26/13 (e)	4,300,000	4,298,997
0.140%, 03/05/13 (e)	4,900,000	4,898,799

		133,951,602

U.S. Treasury—0.5%
U.S. Treasury Bills 0.190%, 08/22/13 (d) (e)	14,400,000	14,384,054
0.168%, 09/19/13 (e)	5,600,000	5,593,301
0.175%, 09/19/13 (e)	11,800,000	11,785,243
0.178%, 10/17/13 (d) (e)	2,027,000	2,024,152

		33,786,750

Commercial Paper—0.2%
Itau Unibanco S.A. New York 1.521%, 10/31/13 (e)	10,000,000	9,875,616
Santander Consumer Bank SA 3.100%, 10/01/13 (e)	4,200,000	4,101,265

		13,976,881

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2012

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—1.1%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/12 at 0.230% to be repurchased at $4,100,052 on 01/02/13 collateralized by $2,501,842 Treasury Inflation Indexed Note at 3.875% due 04/15/29 with a value of $4,215,197.	4,100,000	$4,100,000
Credit Suisse Securities (USA) LLC Repurchase Agreement dated 12/31/12 at 0.230% to be repurchased at $49,600,634 on 01/02/13 collateralized by $48,229,000 U.S. Treasury Note at 2.125% due 12/31/15 with a value of $50,768,558.	49,600,000	49,600,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $2,441,001 on 01/02/13, collateralized by $2,230,000 Federal National Mortgage Association at 4.375% due 10/15/15 with a value of $2,494,813.	2,441,000	2,441,000
Goldman Sachs & Co. Repurchase Agreement dated 12/31/12 at 0.280% to be repurchased at $4,100,064 on 01/02/13 collateralized by $3,928,706 Federal Home Loan Mortgage Corp. at 4.500% due 02/01/41 with a value of $4,230,725.	4,100,000	4,100,000
UBS Securities, Inc. Repurchase Agreement dated 12/31/12 at 0.250% to be repurchased at $13,900,193 on 01/02/13 collateralized by $11,055,000 U.S. Treasury Note at 9.875% due 11/15/15 with a value of $14,273,576.	13,900,000	13,900,000

		74,141,000

Total Short-Term Investments (Cost $255,856,233)		255,856,233

Total Investments—99.1% (Cost $6,089,546,735) (g)		6,403,949,114
Other assets and liabilities (net)—0.9%		55,358,575

Net Assets—100.0%		$6,459,307,689

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 8 of the Notes to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 8 of the Notes to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(c)	Non-income producing security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2012, the market value of securities pledged was $113,923,276.
(e)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012. Maturity date shown for callable securities reflects the earliest possible call date.
(g)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $6,100,848,633. The aggregate unrealized appreciation and depreciation of investments were $317,280,450 and $(14,179,969), respectively, resulting in net unrealized appreciation of $303,100,481 for federal income tax purposes.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $14,098,936, which is 0.2% of net assets. See details shown in the Restricted Securities below.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $14,212,045, which is 0.2% of net assets.
(CAD)—	Canadian Dollar

Restricted Securities

	Acquisition Date	Principal Amount	Cost	Value
Banco del Estado de Chile	11/05/12	$5,000,000	$4,982,989	$5,004,175
LeasePlan Corp. N.V.	10/15/12	5,100,000	5,096,804	5,153,417
MassMutual Global Funding II	10/10/12	4,000,000	3,970,749	3,941,344

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$4,532,541,305	$—	$—	$4,532,541,305
Total U.S. Treasury & Government Agencies*	—	1,526,049,037	—	1,526,049,037
Total Foreign Bonds & Debt Securities*	—	45,343,026	—	45,343,026
Total Municipals	—	29,041,827	—	29,041,827
Total Domestic Bonds & Debt Securities*	—	14,950,327	—	14,950,327
Total Mortgage-Backed Securities*	—	113,109	—	113,109
Total Purchased Options	54,250	—	—	54,250
Short-Term Investments
Discount Notes	—	133,951,602	—	133,951,602
U.S. Treasury	—	33,786,750	—	33,786,750
Commercial Paper	—	13,976,881	—	13,976,881
Repurchase Agreements	—	74,141,000	—	74,141,000
Total Short-Term Investments	—	255,856,233	—	255,856,233
Total Investments	$4,532,595,555	$1,871,353,559	$—	$6,403,949,114

Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$270,653	$—	$270,653
Total Forward Contracts	$—	$270,653	$—	$270,653
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,249,529	$—	$—	$2,249,529
Future Contracts (Unrealized Depreciation)	(1,238,692)	—	—	(1,238,692)
Total Futures Contracts	$1,010,837	$—	$—	$1,010,837

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2011	Change in Unrealized Appreciation/ (Depreciation)	Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation/(Depreciation) from investments still held at December 31, 2012
Domestic Bonds & Debt Securities
Machinery	$4,139,274	$—	$(4,139,274)	$—	$—

Total	$4,139,274	$—	$(4,139,274)	$—	$—

Domestic Bonds & Debt Securities in the amount of $4,139,274 were transferred out of Level 3 to Level 2 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$1,871,407,809
Affiliated investments at value (b)		4,532,541,305
Cash		788
Cash denominated in foreign currencies (c)		354
Receivable for fund shares sold		8,320,134
Interest receivable		11,570,008
Net variation margin on futures contracts		44,550,605
Unrealized appreciation on forward foreign currency exchange contracts		270,653
Other assets		2,949

Total Assets		6,468,664,605

Liabilities
Payables for:
Investments purchased	$5,633,361
Fund shares redeemed	272,476
Cash collateral for swaps	260,000
Variation margin on futures contracts	405,125
Accrued Expenses:
Management fees	1,312,912
Distribution and service fees— Class B	1,341,449
Administration fees	11,936
Custodian and accounting fees	17,510
Deferred trustees’ fees	16,232
Other expenses	85,915

Total Liabilities		9,356,916

Net Assets		$6,459,307,689

Net assets represented by
Paid in surplus		$5,909,336,804
Accumulated net realized gain		139,502,317
Unrealized appreciation on investments, affiliated investments, futures contracts and foreign currency transactions		315,683,367
Undistributed net investment income		94,785,201

Net Assets		$6,459,307,689

Net Assets
Class B		$6,459,307,689
Capital Shares Outstanding*
Class B		604,712,842
Net Asset Value, Offering Price and Redemption Price Per Share
Class B		$10.68

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,842,727,695.
(b)	Identified cost of affiliated investments was $4,246,819,040.
(c)	Identified cost of cash denominated in foreign currencies was $356.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from affiliated investments		$73,319,129
Interest		27,685,557

Total investment income		101,004,686
Expenses
Management fees	$12,330,675
Administration fees	57,401
Custodian and accounting fees	132,534
Distribution and service fees—Class B	12,295,740
Interest expense	102
Audit and tax services	27,049
Legal	38,828
Trustees’ fees and expenses	26,099
Shareholder reporting	83,631
Insurance	5,868
Miscellaneous	5,910

Total expenses	25,003,837

Net Investment Income		76,000,849

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		36,734,342
Affiliated Investments		6,000,344
Futures contracts		142,306,173
Foreign currency transactions		(81,857)
Capital gain distributions from Affiliated Underlying Portfolios		23,849,758

Net realized gain		208,808,760

Net change in unrealized appreciation (depreciation) on:
Investments		(21,104,249)
Affiliated investments		306,807,810
Futures contracts		(5,009,513)
Foreign currency transactions		270,151

Net change in unrealized appreciation		280,964,199

Net realized and unrealized gain		489,772,959

Net Increase in Net Assets From Operations		$565,773,808

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$76,000,849	$1,578,506
Net realized gain (loss)	208,808,760	(48,273,140)
Net change in unrealized appreciation	280,964,199	34,719,168

Net increase (decrease) in net assets resulting from operations	565,773,808	(11,975,466)

Distributions to Shareholders
From net investment income
Class B	(6,497)	(4,059,770)

Net decrease in net assets resulting from distributions	(6,497)	(4,059,770)

Net increase in net assets from capital share transactions	2,741,602,136	3,167,973,478

Net Increase in Net Assets	3,307,369,447	3,151,938,242

Net Assets
Net assets at beginning of period	3,151,938,242	—

Net assets at end of period	$6,459,307,689	$3,151,938,242

Undistributed net investment income at end of period	$94,785,201	$535

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Period Ended December 31, 2011(a)
	Shares	Value	Shares	Value
Class B
Sales	275,325,275	$2,778,844,068	334,052,518	$3,177,775,566
Reinvestments	647	6,497	431,891	4,059,770
Redemptions	(3,657,779)	(37,248,429)	(1,439,710)	(13,861,858)

Net increase	271,668,143	$2,741,602,136	333,044,699	$3,167,973,478

Increase derived from capital shares transactions		$2,741,602,136		$3,167,973,478

(a)	Commencement of operations was 5/2/2011.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2012		2011(a)
Net Asset Value, Beginning of Period	$9.46		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.16		0.01
Net realized and unrealized gain (loss) on investments	1.06		(0.54)

Total from investment operations	1.22		(0.53)

Less Distributions
Distributions from net investment income	(0.00	)(c)	(0.01)

Total distributions	(0.00)		(0.01)

Net Asset Value, End of Period	$10.68		$9.46

Total Return (%) (d)	13.11		(5.28	)(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (g)	0.51		0.54	(f)
Ratio of net expenses to average net assets (%) (g) (h)	0.51		0.54	(f)
Ratio of net investment income to average net assets (%)	1.55		0.17	(f)
Portfolio turnover rate (%)	13		10	(e)
Net assets, end of period (in millions)	$6,459.3		$3,151.9

(a)	Commencement of operations was 5/2/2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust.

The portfolio included in this report is MetLife Balanced Plus Portfolio (the “Portfolio”) (commenced operations on May 2, 2011), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization

MIST-14

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, premium amortization adjustments, short term dividend reclass from Underlying Fund and mortgage dollar rolls. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the period ended December 31, 2012, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and sovereign debt securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The agreed upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2012, the Portfolio’s average amount of borrowings was $290,607 and the weighted average interest rate was 0.01%. At December 31, 2012, the amount of the Portfolio had no outstanding borrowings. For the year ended December 31, 2012, the Portfolio had an outstanding secured borrowing transaction balance for 6 days.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MIST-15

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser (Overlay Portion managed by PIMCO) for the year ended December 31, 2012	% per annum	Average Daily Net Assets of the Overlay Portion
$10,246,255	0.725%	First $250 Million
	0.700%	$250 Million to $750 Million
	0.675%	$750 Million to $1 Billion
	0.650%	Over $1 Billion

Management Fees earned by the Adviser (Base Portion managed by MLA) for the year ended December 31, 2012	% per annum	Average Daily Net Assets of the Base Portion
$2,084,420	0.100%	First $500 Million
	0.075%	$500 Million to $1 Billion
	0.050%	Over $1 Billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MLA a management fee through its investment in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2013. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
0.65%

MIST-16

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2012, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the year ended December 31, 2012 are shown as expense reimbursed by the Adviser in the Statement of Operations, if applicable.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,254,072,203	$2,219,353,967	$509,593,244	$101,230,030

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the

MIST-17

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

MIST-18

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on futures contracts*	$1,238,692
Equity	Unrealized appreciation on futures contracts*	$2,249,529
	Investment at value (a)	54,250
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	270,653

Total		$2,574,432		$1,238,692

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Investment at value (a)	$—	$(327,394)	$—	$(327,394)
Forward foreign currency transactions	—	—	237,011	237,011
Future contracts	8,812,402	133,493,771	—	142,306,173

	$8,812,402	$133,166,377	$237,011	$142,215,790

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Investment at value (a)	$—	$(65,404)	$—	$(65,404)
Forward foreign currency transactions	—	270,653	—	270,653
Future contracts	(1,254,943)	—	(3,754,570)	(5,009,513)

	$(1,254,943)	$205,249	$(3,754,570)	$(4,804,264)

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(b)
Investment at value (a)	$770,682
Forward Foreign currency transactions	41,205,903
Futures contracts long	108,083,317

(a)	Includes options purchased which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain/(loss) on investments and change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.
(b)	Averages are based on activity levels during 2012.

6. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation
02/04/13	UBS AG	18,393,280	BRL	$8,925,310	$20,185

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation
03/21/13	Citibank N.A.	29,679,000	CAD	$30,038,410	$250,468

(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar

MIST-19

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

7. Futures Contracts

The futures contracts outstanding as of December 31, 2012 were as follows:

Futures Contracts – Long	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index Futures	03/15/13	19,642	$1,392,430,681	$2,249,529
U.S. Treasury Bond 30 Year Futures	03/19/13	463	69,531,192	(1,238,692)

Net Unrealized Appreciation				$1,010,837

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2012 is as follows:

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the period ended December 31, 2012 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
Baillie Gifford International Stock	7,807,928	14,345,770	—	22,153,698
BlackRock Bond Income	3,044,460	2,674,437	—	5,718,897
BlackRock High Yield	5,353,594	5,074,211	(59,219)	10,368,586
BlackRock Legacy Large Cap Growth	864,594	695,804	(4,605)	1,555,793
Clarion Global Real Estate	4,619,317	3,784,551	(117,262)	8,286,606
Dreman Small Cap Value*	4,187,270	3,380,742	(8,331)	7,559,681
Goldman Sachs Mid Cap Value	5,518,180	4,411,301	(12,808)	9,916,673
Harris Oakmark International	12,455,061	10,154,309	(196,829)	22,412,541
Invesco Small Cap Growth	3,920,928	3,482,172	(23,503)	7,379,597
Legg Mason ClearBridge Aggressive Growth	2,858,213	2,167,917	(60,555)	4,965,575
Loomis Sayles Small Cap Growth	5,616,204	1,702,724	(7,318,928)	—
Met/Artisan Mid Cap Value	127,813	102,216	(474)	229,555
Met/Dimensional International Small Company	3,088,787	3,622,379	—	6,711,166
Met/Eaton Vance Floating Rate	4,335,481	3,851,096	—	8,186,577
Met/Franklin Low Duration Total Return	11,144,581	9,852,978	—	20,997,559
Met/Templeton International Bond	5,585,748	5,782,990	—	11,368,738
MFS® Emerging Markets Equity	4,436,241	3,879,590	—	8,315,831
MFS® Research International	16,236,619	13,086,599	(1,226,006)	28,097,212
MFS® Value	1,852,583	1,519,632	(35,553)	3,336,662
Morgan Stanley Mid Cap Growth	1,906,142	1,808,955	(1,667)	3,713,430
Neuberger Berman Genesis	1,878,913	1,509,888	(1,898)	3,386,903
PIMCO Inflation Protected Bond	5,701,296	5,572,553	(55,049)	11,218,800
PIMCO Total Return	27,522,732	24,012,585	—	51,535,317
T. Rowe Price Small Cap Growth Mutual Fund	—	6,253,934	—	6,253,934
Third Avenue Small Cap Value	4,004,996	3,200,149	(2,434)	7,202,711
Van Eck Global Natural Resources	3,022,552	3,804,930	—	6,827,482
Van Kampen Comstock	2,412,741	1,910,516	(28,433)	4,294,824
Western Asset Management Strategic Bond Opportunities	8,637,733	7,481,815	(61,709)	16,057,839
Western Asset Management U.S. Government	9,164,191	8,028,366	—	17,192,557

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2012. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2012
Baillie Gifford International Stock	$—	$—	$1,186,570	$205,586,313
BlackRock Bond Income	—	2,915,478	12,098,241	659,274,462
BlackRock High Yield	(17,287)	792,224	4,466,521	92,487,786

MIST-20

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2012
BlackRock Legacy Large Cap Growth	$(2,020)	$—	$94,902	$44,262,309
Clarion Global Real Estate	4,741	—	1,429,903	95,295,972
Dreman Small Cap Value	(10,414)	—	648,055	113,924,392
Goldman Sachs Mid Cap Value	(7,557)	—	776,516	139,329,254
Harris Oakmark International	(253,232)	—	3,863,515	337,532,865
Invesco Small Cap Growth	(20,809)	4,791,754	—	115,638,290
Legg Mason ClearBridge Aggressive Growth	18,373	—	66,620	45,981,223
Loomis Sayles Small Cap Growth	7,617,519	—	—	—
Met/Artisan Mid Cap Value	844	—	305,152	45,523,126
Met/Dimensional International Small Company	—	5,435,556	1,432,533	92,949,646
Met/Eaton Vance Floating Rate	—	171,925	2,140,723	87,514,507
Met/Franklin Low Duration Total Return	—	—	3,155,588	212,495,297
Met/Templeton International Bond	—	—	9,066,271	135,060,604
MFS® Emerging Markets Equity	—	—	591,346	91,806,778
MFS® Research International	(1,386,121)	—	4,349,118	290,525,177
MFS® Value	(5,297)	435,125	611,077	46,045,930
Morgan Stanley Mid Cap Growth	(1,487)	—	—	43,855,606
Neuberger Berman Genesis	(228)	—	111,435	44,740,983
PIMCO Inflation Protected Bond	23,578	5,392,685	2,938,569	132,718,404
PIMCO Total Return	—	—	14,958,680	662,744,171
T. Rowe Price Small Cap Growth Mutual Fund	—	—	—	109,631,463
Third Avenue Small Cap Value	(2,507)	—	—	115,603,508
Van Eck Global Natural Resources	—	3,915,011	—	88,211,066
Van Kampen Comstock	(6,935)	—	482,748	46,813,578
Western Asset Management Strategic Bond Opportunities	49,183	—	5,479,876	224,488,595
Western Asset Management U.S. Government	—	—	3,065,170	212,500,000

	$6,000,344	$23,849,758	$73,319,129	$4,532,541,305

9. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

10. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-21

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

11. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$6,497	$4,059,770	$—	$—	$6,497	$4,059,770

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$160,993,726	$85,827,508	$303,165,883	$—	$549,987,117

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

12. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-22

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Balanced Plus Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Balanced Plus Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended and for the period May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent, custodian, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Balanced Plus Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-23

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-24

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-25

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Balanced Plus Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-26

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-27

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the MetLife Balanced Plus Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, and underperformed its other benchmark, the Balanced Plus Narrow Index, for the one-year period ended October 31, 2012. The Board also noted that the Portfolio commenced operations on April 29, 2011. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Balanced Plus Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median and Expense Universe median, and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited

MIST-28

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Balanced Plus Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the MetLife Balanced Plus Portfolio and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather

MIST-29

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-30

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-31

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the MetLife Balanced Strategy Portfolio returned 14.24% and 13.93%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 11.24% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The global capital markets persevered over the course of 2012, further perpetuating the fundamental macroeconomic improvements that began in 2011 following the height of the financial and European crises of years past. As the year commenced, a sense of pessimism permeated the markets as the domestic housing market was largely hampered by declining home prices and a shortage of willing mortgage lenders. Meanwhile, investor sentiment towards Europe conveyed the perception of a region on the precipice of economic failure. By the end of the year, however, concerns over a tail risk event subsided to some extent as further accommodative fiscal and monetary policy initiatives were embraced by both the United States (“U.S.”) and Europe. More specifically, the unparalleled levels of quantitative easing instituted by central banks, in conjunction with significant flows into fixed income and yield oriented equity investment vehicles drove interest rates to near all-time lows. In Japan, the tepid recovery from the earthquake and tsunami aftermath prompted the Bank of Japan to expand its asset purchase program late in the year. Within the U.S., favorable trends in housing and unemployment underscored the notion of a broad-based recovery, while traction in Europe persisted, albeit at a more tempered pace given the substantial fragmentation that still exists between the core and peripheral nations. Emerging market economies exhibited resiliency in 2012 following the retrenchment of the previous year when apprehension surrounding unsustainable growth and a credit bubble were at the forefront of investors’ minds. As the year drew to a close, fiscal cliff deliberations ultimately culminated in an extension of the Bush-era tax cuts for lower and middle income households, although more prominent matters such as the upcoming debt ceiling deliberations remain unresolved.

The vast majority of risk assets concluded the year in positive territory with double digit returns exhibited by global credit and equity markets. With the exception of Japan, this was also the case across all major global equity classes, with the U.S. (16.0%) trailing both Europe (19.1%) and Emerging Markets (18.2%) as measured by the S&P 500, MSCI Europe, and MSCI Emerging Market indices respectively. Concerning U.S. equity markets, value stocks produced superior returns relative to growth stocks over the trailing one year period across all market capitalizations, while small cap indices represented the starkest example of this in 2012. At year end, the Financials and Consumer Discretionary sectors proved to be the best performing sectors on a global scale as well as in the U.S. As it relates to foreign exchange markets, the Euro and most other global currencies appreciated in the latter half of the year compared to the weaker U.S. dollar due to diminishing risk aversion. Nevertheless, for the entire year currency had a neutral impact on the foreign investments held by U.S. dollar investors.

Within fixed income, High Yield credit as measured by the Barclays U.S. Corporate High Yield Index produced enhanced returns relative to the Barclays U.S. Aggregate Bond Index; 15.8% to 4.2% as the yield spread between high yield bonds and U.S. Treasury securities compressed. Overall, Emerging Market Debt proved to be the top performing fixed income asset class, returning 16.8% as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index. The past year also saw the capital markets experience dramatically lower volatility when contrasted to the prior two calendar years. This occurred not only in stocks, but also in numerous other areas such as commodities, corporate credit, foreign exchange and interest rates. With respect to commodities specifically, precious metals and agriculture were the top performing sectors in the space, whereas Energy did not perform as well as the broader asset class during the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Balanced Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 65% to equities and 35% to fixed income. The Portfolio’s fixed income position curtailed absolute performance during the full twelve-month period during which stocks outperformed bonds. However, the bond position cushioned the magnitude of losses suffered in May and October when stocks fell sharply. The inclusion of non-core asset classes had a mostly positive impact on absolute performance. Within the fixed income segment, high yield bonds did better than investment grade bonds, and in equities, smaller cap domestic stocks did better than larger cap domestic stocks. While the Portfolio did not have an explicit asset class goal for cash, some cash was held by its underlying equity portfolios. This residual cash position hurt performance during the year. A modest cumulative overweight to high yield bonds—due to the opportunistic positioning of the core bond managers—offset the impact of holding cash, resulting in an overall neutral impact of asset allocation.

While all of the domestic equity underlying portfolios posted double-digit returns for the year, the relative performance of these equity portfolios varied. The biggest contributors were a mix of portfolios by both style and capitalization: the T. Rowe Price Large Cap Value Portfolio, the Van Kampen Comstock Portfolio (“Van Kampen”), the T. Rowe Price Large Cap Growth Portfolio, and the Janus Forty Portfolio. Van Kampen Comstock’s good relative performance was driven by a significant overweight position and strong stock selection in the Consumer Discretionary sector, mostly in the media industry (Comcast Corp., Time Warner Cable Inc. and News Corp.) T. Rowe Price Large Cap Value’s strong stock selection drove its good performance. This offset the negative impact of its sector weightings. Stock selection in the Financial Services sector was the

MIST-1

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

greatest contributor to relative results, though an unfavorable underweight position offset some of the benefit. For T. Rowe Price Large Cap Growth, strong stock selection and an overweight in the Information Technology sector drove relative outperformance. Apple, eBay, Visa, and MasterCard were among the biggest contributors. A corresponding underweight in the Consumer Staples sector was also successful, as investors were willing to take on more risk and rotated out of the traditionally defensive sector. The Janus Forty Portfolio’s strong relative performance was due in large part to its overweight to two stocks within the Information Technology sector: eBay, Inc. and Apple.

In contrast, while still positive for the full period, several underlying equity portfolios detracted from relative performance. Detractors included Pioneer Fund Portfolio (“Pioneer”), Davis Venture Value Portfolio (“Davis”), and Neuberger Berman Genesis Portfolio (“Neuberger”). Davis was hurt mostly by overall weak security selection, particularly in the Energy sector (Canadian Natural Resources, Occidental Petroleum, and Devon Energy) and the Consumer Discretionary sector (Groupon and Bed Bath & Beyond). Pioneer’s risk-averse approach to security selection and portfolio positioning worked against them in 2012, as it turned out to be a year when taking risk was rewarded. The substantially below-index weight in Apple was the largest single drag on benchmark-relative performance. Despite a double-digit absolute return for the full year, Neuberger underperformed its benchmark and detracted from relative performance. Its stock selection in the Materials (CARBO Ceramics) and Energy (SM Energy) sectors detracted the most from performance.

The underlying international equity portfolios contributed to relative performance due primarily to strong selection by the subadvisers. Harris Oakmark International Portfolio (“Harris”) was the biggest contributor to relative performance. As is usually the case with Harris, individual security selection drove performance with any country or sector tilt being incidental. Top contributors to Harris’s performance for the year were financial companies Daiwa Securities Group, Lloyds Banking Group and BNP Paribas.

While the absolute performance of the underlying fixed income portfolios lagged that of the underlying equity portfolios during 2012, they contributed more to the Portfolio’s relative performance due to the size of the fixed income allocation (approximately 35%) and the strong performance of the underlying fixed income portfolios relative to the broad bond index. In particular, the PIMCO Inflation Protected Bond Portfolio benefitted from strength in the TIPS (Treasury Inflation Protected Securities) sector due to rising inflation expectations given the budget crisis and the Federal Reserves’ accommodative monetary policy. The PIMCO Total Return Portfolio also posted a strong relative return. A focus on the intermediate segment of the yield curve and an overweight to credit sectors boosted relative performance. The BlackRock Bond Income Portfolio also contributed to relative performance due to its overweight to credit and underweight to the government sector. The Met/Templeton International Bond Portfolio—despite a rather small position of only 2%—had a large positive impact on the Portfolio’s relative performance, as it outperformed its benchmark by a wide margin. Its strong performance was due to a net negative position to Japan and an overweight to select emerging market and peripheral European countries such as Norway and Ireland.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

METLIFE BALANCED STRATEGY PORTFOLIO MANAGED BY

METLIFE ADVISERS, LLC VS. DOW JONES MODERATE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[3]
MetLife Balanced Strategy Portfolio
Class A	14.24	2.39	5.11
Class B	13.93	2.13	4.72
Dow Jones Moderate Index[1]	11.24	3.44	6.14

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	9.9
MFS® Value Portfolio (Class A)	6.0
BlackRock Bond Income Portfolio (Class A)	5.9
Davis Venture Value Portfolio (Class A)	5.0
Invesco Small Cap Growth Portfolio (Class A)	4.1
Harris Oakmark International Portfolio (Class A)	4.0
MFS® Research International Portfolio (Class A)	4.0
Van Kampen Comstock Portfolio (Class A)	4.0
T. Rowe Price Large Cap Value Portfolio (Class A)	4.0
BlackRock Large Cap Value Portfolio (Class A)	4.0

MIST-3

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Balanced Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.38%	$1,000.00	$1,078.50	$1.99
	Hypothetical*	0.38%	$1,000.00	$1,023.23	$1.93

Class B(a)	Actual	0.63%	$1,000.00	$1,076.80	$3.29
	Hypothetical*	0.63%	$1,000.00	$1,021.97	$3.20

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	33,387,041	$309,831,738
BlackRock Bond Income Portfolio (Class A) (a)	5,249,076	605,113,507
BlackRock High Yield Portfolio (Class A) (b)	11,479,132	102,393,856
BlackRock Large Cap Value Portfolio (Class A) (a)	41,864,889	410,275,916
BlackRock Legacy Large Cap Growth Portfolio (Class A) (a)	7,156,850	203,612,368
Clarion Global Real Estate Portfolio (Class A) (b)	17,948,796	206,411,151
Davis Venture Value Portfolio (Class A) (a)	15,470,069	513,760,995
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	14,681,380	206,273,389
Harris Oakmark International Portfolio (Class A) (b)	27,420,985	412,960,029
Invesco Small Cap Growth Portfolio (Class A) (b)	26,413,055	413,892,572
Janus Forty Portfolio (Class A) (b)	2,624,504	204,317,637
Jennison Growth Portfolio (Class A) (a)	25,871,695	303,474,986
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A) (b)	22,087,370	204,529,050
Lord Abbett Bond Debenture Portfolio (Class A) (b)	7,626,362	102,422,045
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	518,681	102,859,561
Met/Dimensional International Small Company Portfolio (Class A) (a)	14,898,711	206,347,141
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	18,895,507	201,992,972
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	19,894,288	201,330,197
Met/Templeton International Bond Portfolio (Class A) (b)	25,909,354	307,803,121
MFS® Emerging Markets Equity Portfolio (Class A) (b)	9,376,925	103,521,255
MFS® Research International Portfolio (Class A) (b)	39,883,034	412,390,574
MFS® Value Portfolio (Class A) (a)	44,092,077	608,470,658
Neuberger Berman Genesis Portfolio (Class A) (a)	15,552,396	205,447,146
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	25,371,478	300,144,585
PIMCO Total Return Portfolio (Class A) (b)	78,488,010	1,009,355,808
Pioneer Fund Portfolio (Class A) (b)	7,052,166	102,538,501
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	17,191,272	303,769,783
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	16,834,880	411,107,768
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	21,636,144	206,192,450
Third Avenue Small Cap Value Portfolio (Class A) (b) (c)	12,899,353	207,034,613
Van Eck Global Natural Resources Portfolio (Class A) (a)	15,627,757	201,910,626
Van Kampen Comstock Portfolio (Class A) (b)	37,780,641	411,808,985

Affiliated Investment Companies—(Continued)
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	7,265,928	$101,577,674
Western Asset Management U.S. Government Portfolio (Class A) (a)	32,416,641	400,669,677

Total Mutual Funds (Cost $9,094,368,870)		10,205,542,334

Total Investments—100.0% (Cost $9,094,368,870) (d)		10,205,542,334
Other assets and liabilities (net)—0.0%		(2,679,310)

Net Assets—100.0%		$10,202,863,024

(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $9,308,617,173. The aggregate unrealized appreciation and depreciation of investments were $929,909,324 and $(32,984,163), respectively, resulting in net unrealized appreciation of $896,925,161 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$10,205,542,334	$—	$—	$10,205,542,334
Total Investments	$10,205,542,334	$—	$—	$10,205,542,334

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Affiliated investments at value (a)		$10,205,542,334
Receivable for investments sold		1,703,398
Receivable for fund shares sold		1,036,958

Total Assets		10,208,282,690

Liabilities
Due to Adviser	$1,370
Payables for:
Fund shares redeemed	2,740,354
Accrued Expenses:
Management fees	461,896
Distribution and service fees—Class B	2,150,128
Administration fees	3,667
Custodian and accounting fees	4,133
Deferred trustees’ fees	35,625
Other expenses	22,493

Total Liabilities		5,419,666

Net Assets		$10,202,863,024

Net assets represented by
Paid in surplus		$9,422,045,044
Accumulated net realized loss		(546,782,542)
Unrealized appreciation on affiliated investments		1,111,173,464
Undistributed net investment income		216,427,058

Net Assets		$10,202,863,024

Net Assets
Class A		$2,583,908
Class B		10,200,279,116
Capital Shares Outstanding*
Class A		229,251
Class B		909,789,810
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$11.27
Class B		11.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $9,094,368,870.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from Affiliated Underlying Portfolios		$212,843,095

Total investment income		212,843,095
Expenses
Management fees	$5,453,239
Administration fees	22,000
Deferred expense reimbursement	16,435
Custodian and accounting fees	24,800
Distribution and service fees—Class B	25,385,077
Audit and tax services	26,697
Legal	28,350
Trustees’ fees and expenses	28,816
Miscellaneous	18,054

Total expenses	31,003,468

Net Investment Income		181,839,627

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated Investments		89,204,073
Capital gain distributions from Affiliated Underlying Portfolios		197,672,099

Net realized gain		286,876,172

Net change in unrealized appreciation on affiliated investments		847,801,002

Net realized and unrealized gain		1,134,677,174

Net Increase in Net Assets From Operations		$1,316,516,801

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$181,839,627	$155,018,698
Net realized gain	286,876,172	407,097,304
Net change in unrealized appreciation (depreciation)	847,801,002	(767,428,743)

Net increase (decrease) in net assets resulting from operations	1,316,516,801	(205,312,741)

Distributions to Shareholders
From net investment income
Class A	(56,222)	(43,737)
Class B	(217,200,076)	(156,392,220)

Net decrease in net assets resulting from distributions	(217,256,298)	(156,435,957)

Net increase (decrease) in net assets from capital share transactions	(610,459,513)	821,267,688

Net Increase in Net Assets	488,800,990	459,518,990

Net Assets
Net assets at beginning of period	9,714,062,034	9,254,543,044

Net assets at end of period	$10,202,863,024	$9,714,062,034

Undistributed net investment income at end of period	$216,427,058	$217,226,510

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	35,493	$376,102	79,400	$798,700
Reinvestments	5,289	56,222	4,050	43,737
Redemptions	(22,210)	(235,823)	(106,773)	(1,059,667)

Net increase (decrease)	18,572	$196,501	(23,323)	$(217,230)

Class B
Sales	21,768,959	$232,301,120	135,632,477	$1,430,712,357
Reinvestments	20,509,922	217,200,076	14,521,097	156,392,220
Redemptions	(99,306,483)	(1,060,157,210)	(74,502,352)	(765,619,659)

Net increase (decrease)	(57,027,602)	$(610,656,014)	75,651,222	$821,484,918

Increase (decrease) derived from capital shares transactions		$(610,459,513)		$821,267,688

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.10	$10.43	$9.37	$7.28	$12.15

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.20	0.18	0.29	0.17
Net realized and unrealized gain (loss) on investments	1.21	(0.35)	1.10	1.80	(3.83)

Total from investment operations	1.42	(0.15)	1.28	2.09	(3.66)

Less Distributions
Distributions from net investment income	(0.25)	(0.18)	(0.22)	0.00	(0.53)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.68)

Total distributions	(0.25)	(0.18)	(0.22)	0.00	(1.21)

Net Asset Value, End of Period	$11.27	$10.10	$10.43	$9.37	$7.28

Total Return (%) (b)	14.24	(1.51)	13.85	28.71	(31.75)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.06
Ratio of net expenses to average net assets (%) (c)(d)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income to average net assets (%) (e)	1.98	1.93	1.88	3.72	1.75
Portfolio turnover rate (%)	10	26	13	28	23
Net assets, end of period (in millions)	$2.6	$2.1	$2.4	$1.8	$1.7

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.05	$10.38	$9.33	$7.27	$12.12

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.16	0.17	0.21	0.19
Net realized and unrealized gain (loss) on investments	1.20	(0.33)	1.08	1.85	(3.87)

Total from investment operations	1.39	(0.17)	1.25	2.06	(3.68)

Less Distributions
Distributions from net investment income	(0.23)	(0.16)	(0.20)	0.00	(0.49)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.68)

Total distributions	(0.23)	(0.16)	(0.20)	0.00	(1.17)

Net Asset Value, End of Period	$11.21	$10.05	$10.38	$9.33	$7.27

Total Return (%) (b)	13.93	(1.70)	13.58	28.34	(31.93)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net expenses to average net assets (%) (c)(d)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (e)	1.79	1.56	1.75	2.59	1.94
Portfolio turnover rate (%)	10	26	13	28	23
Net assets, end of period (in millions)	$10,200.3	$9,711.9	$9,252.1	$7,049.3	$4,841.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

MIST-10

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$5,453,239	0.100%	First $500 Million
	0.075%	$500 Million to $1 Billion
	0.050%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - On November 7, 2008, the Strategic Growth and Income Portfolio, a series of the Trust, merged with and into the Portfolio.

The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting the expenses of the Strategic Growth and Income Portfolio. The Expense Limitation Agreement with respect to the Strategic Growth and Income Portfolio has since expired. Pursuant to the Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Strategic Growth and Income Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized in accordance with the GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying Portfolios’ fees and expenses but including amounts payable pursuant a plan adopted in accordance with Rule 12b-1 under the 1940 Act were limited to a certain percentage of Strategic Growth and Income Portfolio’s average daily net assets, as set forth in the Expense Limitation Agreement.

At the time of the merger, the Adviser, subject to approval by the Trust’s Board, was entitled to an aggregate reimbursement of $280,240 from the Strategic Growth and Income Portfolio. Such amount was a contractual obligation of the Strategic Growth and Income Portfolio under the Expense Limitation Agreement. As a result of the merger, the Portfolio assumed this contractual obligation of the Strategic Growth and Income Portfolio. Any reimbursement of the Adviser owed by the Strategic Growth and Income Portfolio will now be made by the Portfolio, subject to prior approval by the Trust’s Board. The obligation to reimburse the Adviser for any expenses of the Strategic Growth and Income Portfolio paid by the Adviser expires on December 31, 2013.

As of December 31, 2012, there were no expenses deferred in 2012 and $16,435 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2007, which were recovered during the year ended December 31, 2012 was $16,435. As of December 31, 2012, there was $115,766 in expense deferrals eligible for recoupment by the Adviser. Amounts recouped for the year ended December 31, 2012 are shown as Deferred expense reimbursement in the Statement of Operations.

Expenses Deferred in
2008	2009	2010	2011	2012

Subject to repayment until December 31,
2013	2014	2015	2016	2017
$115,766	$—	$—	$—	$—

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

MIST-11

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$996,240,970	$—	$1,444,314,639

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2012 is as follows:

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2012 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
Baillie Gifford International Stock	11,467,679	23,574,115	(1,654,753)	33,387,041
BlackRock Bond Income	5,462,578	216,068	(429,570)	5,249,076
BlackRock High Yield	12,155,578	1,108,330	(1,784,776)	11,479,132
BlackRock Large Cap Value	28,846,011	14,209,119	(1,190,241)	41,864,889
BlackRock Legacy Large Cap Growth	7,346,787	155,270	(345,207)	7,156,850

MIST-12

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Underlying Portfolio (Class A)	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
Clarion Global Real Estate	20,373,190	499,753	(2,924,147)	17,948,796
Davis Venture Value	16,157,613	153,012	(840,556)	15,470,069
Goldman Sachs Mid Cap Value*	15,835,481	155,389	(1,309,490)	14,681,380
Harris Oakmark International	38,474,999	986,267	(12,040,281)	27,420,985
Invesco Small Cap Growth*	27,257,861	1,705,150	(2,549,956)	26,413,055
Janus Forty	3,002,136	12,359	(389,991)	2,624,504
Jennison Growth	16,235,745	11,542,341	(1,906,391)	25,871,695
Jennison Large Cap Equity (formerly Rainier Large Cap Equity)	24,660,423	113,473	(24,773,896)	—
Legg Mason ClearBridge Aggressive Growth	25,249,604	52,039	(3,214,273)	22,087,370
Lord Abbett Bond Debenture	7,964,044	616,902	(954,584)	7,626,362
Met/Artisan Mid Cap Value	555,482	5,394	(42,195)	518,681
Met/Dimensional International Small Company*	13,545,599	2,111,183	(758,071)	14,898,711
Met/Eaton Vance Floating Rate	19,482,644	825,676	(1,412,813)	18,895,507
Met/Franklin Low Duration Total Return	20,214,033	584,107	(903,852)	19,894,288
Met/Templeton International Bond*	25,592,762	2,908,324	(2,591,732)	25,909,354
MFS® Emerging Markets Equity	9,822,892	116,157	(562,124)	9,376,925
MFS® Research International	50,130,245	2,344,364	(12,591,575)	39,883,034
MFS® Value	40,528,161	5,048,697	(1,484,781)	44,092,077
Morgan Stanley Mid Cap Growth	1,274,520	168,259	(1,442,779)	—
Neuberger Berman Genesis	16,372,662	61,421	(881,687)	15,552,396
PIMCO Inflation Protected Bond	25,474,188	2,617,378	(2,720,088)	25,371,478
PIMCO Total Return	100,153,508	3,536,298	(25,201,796)	78,488,010
Pioneer Fund	7,101,593	158,780	(208,207)	7,052,166
T. Rowe Price Large Cap Growth	12,924,761	5,695,785	(1,429,274)	17,191,272
T. Rowe Price Large Cap Value	18,332,740	314,491	(1,812,351)	16,834,880
T. Rowe Price Mid Cap Growth	19,251,964	2,994,422	(610,242)	21,636,144
Third Avenue Small Cap Value	13,881,957	25,628	(1,008,232)	12,899,353
Van Eck Global Natural Resources	13,377,233	2,552,770	(302,246)	15,627,757
Van Kampen Comstock	41,388,761	636,732	(4,244,852)	37,780,641
Western Asset Management Strategic Bond Opportunities	7,784,655	295,512	(814,239)	7,265,928
Western Asset Management U.S. Government	32,895,708	1,042,660	(1,521,727)	32,416,641

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2012.

The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2012
Baillie Gifford International Stock	$619,279	$—	$1,361,301	$309,831,738
BlackRock Bond Income	6,532,460	4,021,312	16,687,076	605,113,507
BlackRock High Yield	3,476,053	1,356,438	7,647,534	102,393,856
BlackRock Large Cap Value	3,882,630	49,143,188	5,045,331	410,275,916
BlackRock Legacy Large Cap Growth	(207,690)	—	629,400	203,612,368
Clarion Global Real Estate	(15,976,424)	—	4,847,817	206,411,151
Davis Venture Value	790,153	—	4,295,496	513,760,995
Goldman Sachs Mid Cap Value	681,361	—	1,729,907	206,273,389
Harris Oakmark International	12,094,070	—	9,217,062	412,960,029
Invesco Small Cap Growth	4,031,354	25,309,548	—	413,892,572
Janus Forty	9,456,089	—	914,758	204,317,637
Jennison Growth	9,486,458	34,641,524	491,686	303,474,986
Jennison Large Cap Equity (formerly Rainier Large Cap Equity)	46,197,459	—	935,296	—
Legg Mason ClearBridge Aggressive Growth	3,813,265	—	439,488	204,529,050
Lord Abbett Bond Debenture	333,689	—	7,685,742	102,422,045
Met/Artisan Mid Cap Value	3,367,489	—	1,014,348	102,859,561
Met/Dimensional International Small Company	2,616,131	18,550,185	4,888,875	206,347,141
Met/Eaton Vance Floating Rate	573,849	593,030	7,384,100	201,992,972
Met/Franklin Low Duration Total Return	(58,760)	—	4,401,251	201,330,197

MIST-13

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2012
Met/Templeton International Bond	$3,248,951	$—	$31,791,664	$307,803,121
MFS® Emerging Markets Equity	2,746,026	—	1,005,059	103,521,255
MFS® Research International	(44,011,127)	—	10,538,456	412,390,574
MFS® Value	6,648,378	7,171,788	10,071,856	608,470,658
Morgan Stanley Mid Cap Growth	(648,470)	—	—	—
Neuberger Berman Genesis	2,067,432	—	750,711	205,447,146
PIMCO Inflation Protected Bond	1,827,664	18,489,326	10,075,159	300,144,585
PIMCO Total Return	30,789,294	—	41,553,619	1,009,355,808
Pioneer Fund	(112,304)	—	1,553,166	102,538,501
T. Rowe Price Large Cap Growth	1,821,362	—	255,077	303,769,783
T. Rowe Price Large Cap Value	(10,005,584)	—	6,958,873	411,107,768
T. Rowe Price Mid Cap Growth	1,025,035	25,042,220	—	206,192,450
Third Avenue Small Cap Value	(98,695)	—	—	207,034,613
Van Eck Global Natural Resources	1,040,654	13,353,540	—	201,910,626
Van Kampen Comstock	318,633	—	6,400,344	411,808,985
Western Asset Management Strategic Bond Opportunities	607,375	—	3,779,829	101,577,674
Western Asset Management U.S. Government	230,534	—	8,492,814	400,669,677

	$89,204,073	$197,672,099	$212,843,095	$10,205,542,334

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$217,256,298	$156,435,957	$—	$—	$217,256,298	$156,435,957

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term CapitalGain	Net Unrealized Appreciation	Loss Carryforwards	Total
$216,462,684	$	$896,925,161	$(332,534,238)	$780,853,607

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2018	Total
$275,330,464	$57,203,774	$332,534,238

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards.

MIST-14

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-15

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Balanced Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Balanced Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Balanced Strategy Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-18

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Balanced Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Balanced Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Balanced Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-19

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September

MIST-20

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Balanced Strategy Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and five-year periods ended June 30, 2012, and outperformed its Lipper Index for the three-year period ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one- and three-year periods ended October 31, 2012, and underperformed its benchmark for the five-year period ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance, including the peer group used for comparative purposes. The Board noted that Wilshire Associates, an independent consultant previously hired by the Adviser, provides research and consulting services with respect to the Portfolio’s allocation targets and investments in Underlying Portfolios. Based on its review, the Board concluded that the Portfolio’s performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Balanced Strategy Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

MIST-21

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Balanced Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

MIST-22

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios and concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-23

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-24

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the MetLife Defensive Strategy Portfolio returned 11.20% and 10.91%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 8.40% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The global capital markets persevered over the course of 2012, further perpetuating the fundamental macroeconomic improvements that began in 2011 following the height of the financial and European crises of years past. As the year commenced, a sense of pessimism permeated the markets as the domestic housing market was largely hampered by declining home prices and a shortage of willing mortgage lenders. Meanwhile, investor sentiment towards Europe conveyed the perception of a region on the precipice of economic failure. By the end of the year, however, concerns over a tail risk event subsided to some extent as further accommodative fiscal and monetary policy initiatives were embraced by both the United States (“U.S.”) and Europe. More specifically, the unparalleled levels of quantitative easing instituted by central banks, in conjunction with significant flows into fixed income and yield oriented equity investment vehicles drove interest rates to near all-time lows. In Japan, the tepid recovery from the earthquake and tsunami aftermath prompted the Bank of Japan to expand its asset purchase program late in the year. Within the U.S., favorable trends in housing and unemployment underscored the notion of a broad-based recovery, while traction in Europe persisted, albeit at a more tempered pace given the substantial fragmentation that still exists between the core and peripheral nations. Emerging market economies exhibited resiliency in 2012 following the retrenchment of the previous year when apprehension surrounding unsustainable growth and a credit bubble were at the forefront of investors’ minds. As the year drew to a close, fiscal cliff deliberations ultimately culminated in an extension of the Bush-era tax cuts for lower and middle income households, although more prominent matters such as the upcoming debt ceiling deliberations remain unresolved.

The vast majority of risk assets concluded the year in positive territory with double digit returns exhibited by global credit and equity markets. With the exception of Japan, this was also the case across all major global equity classes, with the U.S. (16.0%) trailing both Europe (19.1%) and Emerging Markets (18.2%) as measured by the S&P 500, MSCI Europe, and MSCI Emerging Market indices respectively. Concerning U.S. equity markets, value stocks produced superior returns relative to growth stocks over the trailing one year period across all market capitalizations, while small cap indices represented the starkest example of this in 2012. At year end, the Financials and Consumer Discretionary sectors proved to be the best performing sectors on a global scale as well as in the U.S. As it relates to foreign exchange markets, the Euro and most other global currencies appreciated in the latter half of the year compared to the weaker U.S. dollar due to diminishing risk aversion. Nevertheless, for the entire year currency had a neutral impact on the foreign investments held by U.S. dollar investors.

Within fixed income, High Yield credit as measured by the Barclays U.S. Corporate High Yield Index produced enhanced returns relative to the Barclays U.S. Aggregate Bond Index; 15.8% to 4.2% as the yield spread between high yield bonds and U.S. Treasury securities compressed. Overall, Emerging Market Debt proved to be the top performing fixed income asset class, returning 16.8% as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index. The past year also saw the capital markets experience dramatically lower volatility when contrasted to the prior two calendar years. This occurred not only in stocks, but also in numerous other areas such as commodities, corporate credit, foreign exchange and interest rates. With respect to commodities specifically, precious metals and agriculture were the top performing sectors in the space, whereas Energy did not perform as well as the broader asset class during the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Defensive Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 65% to fixed income and 35% to equities. The Portfolio’s large fixed income position curtailed absolute performance during the full twelve-month period during which stocks outperformed bonds. However, the bond position cushioned the magnitude of losses suffered in May and October when stocks fell sharply. The inclusion of non-core asset classes had a mostly positive impact on absolute performance. Within the fixed income segment, high yield bonds did better than investment grade bonds, and in equities, smaller cap domestic stocks did better than larger cap domestic stocks. While the Portfolio did not have an explicit asset class goal for cash, some cash was held by its underlying equity portfolios. This residual cash position hurt performance during the year. A modest cumulative overweight to high yield bonds—due to the opportunistic positioning of the core bond managers—offset the impact of holding cash, resulting in an overall neutral impact of asset allocation.

While the absolute performance of the underlying fixed income portfolios lagged that of the underlying equity portfolios during 2012, it contributed more to the Portfolio’s relative performance due to the size of the fixed income allocation (approximately 65%) and the strong performance of the underlying fixed income portfolios relative to the broad bond index. In particular, the PIMCO Inflation Protected Bond Portfolio benefitted from strength in the TIPS (Treasury Inflation Protected Securities) sector due to rising inflation expectations given the budget crisis and the Federal Reserve’s accommodative monetary policy. The PIMCO Total Return Portfolio also posted a strong relative return. A focus on the intermediate segment of the yield curve and an overweight to credit sectors boosted relative

MIST-1

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

performance. The BlackRock Bond Income Portfolio also contributed to relative performance due to its overweight to credit and underweight to the government sector. The Met/Templeton International Bond Portfolio—despite a rather small position of only 3%—had a large positive impact on the Portfolio’s relative performance, as it outperformed its benchmark by a wide margin. Its strong performance was due to a net negative position to Japan and an overweight to select emerging market and peripheral European countries such as Norway and Ireland.

While all of the domestic equity underlying portfolios posted double-digit returns for the year, the relative performance of these equity portfolios varied. The biggest contributors were a mix of portfolios by both style and capitalization: Third Avenue Small Cap Value Portfolio (“Third Avenue”), T. Rowe Price Large Cap Value Portfolio, Van Kampen Comstock Portfolio (“Van Kampen”), and T. Rowe Price Large Cap Growth Portfolio. Third Avenue overcame a large (over 10%) cash position with strong individual stock selection. Contributors included Madison Square Garden Corp. and Canadian agri-business company Viterra, Inc., which was taken over by Glencore earlier in the year. Van Kampen Comstock’s good relative performance was driven by a significant overweight position and strong stock selection in the Consumer Discretionary sector, mostly in the media industry (Comcast Corp., Time Warner Cable Inc. and News Corp.) T. Rowe Price Large Cap Value’s strong stock selection drove its good performance. This offset the negative impact of its sector weightings. Stock selection in the Financial Services sector was the greatest contributor to relative results, though an unfavorable underweight position offset some of the benefit. For T. Rowe Price Large Cap Growth, strong stock selection and an overweight in the Information Technology sector drove relative outperformance. Apple, eBay, Visa, and MasterCard were among the biggest contributors. A corresponding underweight in the Consumer Staples sector was also successful, as investors were willing to take on more risk and rotated out of the traditionally defensive sector.

In contrast, while still positive for the full period, several underlying equity portfolios detracted from relative performance. Detractors included Pioneer Fund Portfolio (“Pioneer”), Davis Venture Value Portfolio, and (“Davis”) Neuberger Berman Genesis Portfolio (“Neuberger”). Davis was hurt mostly by overall weak security selection, particularly in the Energy sector (Canadian Natural Resources, Occidental Petroleum, and Devon Energy) and the Consumer Discretionary sector (Groupon and Bed Bath & Beyond). Pioneer’s risk-averse approach to security selection and portfolio positioning worked against them in 2012, as it turned out to be a year when taking risk was rewarded. The substantially below-index weight in Apple was the largest single drag on benchmark-relative performance. Despite a double-digit absolute return for the full year, Neuberger underperformed its benchmark and detracted from relative performance. Its stock selection in the Materials (CARBO Ceramics) and Energy (SM Energy) sectors detracted the most from performance.

The underlying international equity portfolios contributed to relative performance due primarily to strong selection by the subadvisers. Harris Oakmark International Portfolio (“Harris”) was the biggest contributor to relative performance. As is usually the case with Harris, individual security selection drove performance with any country or sector tilt being incidental. Top contributors to Harris’s performance for the year were financial companies Daiwa Securities Group, Lloyds Banking Group and BNP Paribas.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

METLIFE DEFENSIVE STRATEGY PORTFOLIO MANAGED BY

METLIFE ADVISERS, LLC VS. DOW JONES MODERATELY CONSERVATIVE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[3]
MetLife Defensive Strategy Portfolio
Class A	11.20	4.34	5.60
Class B	10.91	4.07	4.99
Dow Jones Moderately Conservative Index[1]	8.40	4.24	5.57

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 40% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	20.9
BlackRock Bond Income Portfolio (Class A)	11.0
Western Asset Management U.S. Government Portfolio (Class A)	9.9
PIMCO Inflation Protected Bond Portfolio (Class A)	7.9
MFS® Value Portfolio (Class A)	4.0
Met/Franklin Low Duration Total Return Portfolio (Class A)	4.0
Met/Templeton International Bond Portfolio (Class A)	3.0
Van Kampen Comstock Portfolio (Class A)	3.0
BlackRock Large Cap Value Portfolio (Class A)	3.0
T. Rowe Price Large Cap Value Portfolio (Class A)	3.0

MIST-3

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Defensive Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.35%	$1,000.00	$1,059.50	$1.81
	Hypothetical*	0.35%	$1,000.00	$1,023.38	$1.78

Class B(a)	Actual	0.60%	$1,000.00	$1,058.00	$3.10
	Hypothetical*	0.60%	$1,000.00	$1,022.12	$3.05

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	6,518,341	$60,490,208
BlackRock Bond Income Portfolio (Class A) (a)	2,834,881	326,805,045
BlackRock High Yield Portfolio (Class A) (b)	6,704,599	59,805,027
BlackRock Large Cap Value Portfolio (Class A) (a)	9,164,252	89,809,672
BlackRock Legacy Large Cap Growth Portfolio (Class A) (a)	2,108,996	60,000,931
Clarion Global Real Estate Portfolio (Class A) (b)	2,630,905	30,255,410
Davis Venture Value Portfolio (Class A) (a)	1,801,689	59,834,099
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	2,139,535	30,060,469
Harris Oakmark International Portfolio (Class A) (b)	4,026,643	60,641,247
Invesco Small Cap Growth Portfolio (Class A) (b)	1,927,153	30,198,490
Jennison Growth Portfolio (Class A) (a)	2,561,184	30,042,685
Lord Abbett Bond Debenture Portfolio (Class A) (b)	2,223,545	29,862,212
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	151,036	29,951,955
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	5,561,509	59,452,530
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	11,733,357	118,741,569
Met/Templeton International Bond Portfolio (Class A) (b)	7,582,707	90,082,560
MFS® Research International Portfolio (Class A) (b)	5,834,524	60,328,976
MFS® Value Portfolio (Class A) (a)	8,647,575	119,336,541
Neuberger Berman Genesis Portfolio (Class A) (a)	4,539,096	59,961,455
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	19,998,880	236,586,755
PIMCO Total Return Portfolio (Class A) (b)	48,536,467	624,178,961
Pioneer Fund Portfolio (Class A) (b)	6,173,383	89,760,982
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	1,699,138	30,023,774
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	3,677,376	89,801,515
Third Avenue Small Cap Value Portfolio (Class A) (b) (c)	1,879,689	30,169,001
Van Eck Global Natural Resources Portfolio (Class A) (a)	2,346,378	30,315,208
Van Kampen Comstock Portfolio (Class A) (b)	8,251,570	89,942,117
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	4,259,292	59,544,901
Western Asset Management U.S. Government Portfolio (Class A) (a)	23,975,923	296,342,412

Total Mutual Funds (Cost $2,703,210,711)		2,982,326,707

Total Investments—100.0% (Cost $2,703,210,711) (d)		2,982,326,707
Other assets and liabilities (net)—0.0%		(853,035)

Net Assets—100.0%		$2,981,473,672

(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $2,748,303,690. The aggregate unrealized appreciation and depreciation of investments were $236,119,288 and $(2,096,271), respectively, resulting in net unrealized appreciation of $234,023,017 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,982,326,707	$—	$—	$2,982,326,707
Total Investments	$2,982,326,707	$—	$—	$2,982,326,707

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Affiliated investments at value (a)		$2,982,326,707
Receivable for fund shares sold		2,640,565

Total Assets		2,984,967,272

Liabilities
Payables for:
Investments purchased	$1,629,164
Fund shares redeemed	1,011,401
Accrued Expenses:
Management fees	157,658
Distribution and service fees—Class B	629,459
Administration fees	3,666
Custodian and accounting fees	4,133
Deferred trustees’ fees	35,625
Other expenses	22,494

Total Liabilities		3,493,600

Net Assets		$2,981,473,672

Net assets represented by
Paid in surplus		$2,595,023,004
Accumulated net realized gain		23,165,003
Unrealized appreciation on affiliated investments		279,115,996
Undistributed net investment income		84,169,669

Net Assets		$2,981,473,672

Net Assets
Class A		$88,233
Class B		2,981,385,439
Capital Shares Outstanding*
Class A		7,627
Class B		259,514,181
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$11.57
Class B		11.49

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $2,703,210,711.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from Affiliated Underlying Portfolios		$77,220,063

Total investment income		77,220,063
Expenses
Management fees	$1,822,844
Administration fees	22,000
Custodian and accounting fees	24,800
Distribution and service fees—Class B	7,239,014
Audit and tax services	26,698
Legal	28,320
Trustees’ fees and expenses	28,816
Miscellaneous	10,094

Total expenses	9,202,586

Net Investment Income		68,017,477

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated Investments		59,286,098
Capital gain distributions from Affiliated Underlying Portfolios		30,738,391

Net realized gain		90,024,489

Net change in unrealized appreciation on affiliated investments		142,152,014

Net realized and unrealized gain		232,176,503

Net Increase in Net Assets from Operations		$300,193,980

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$68,017,477	$50,973,149
Net realized gain	90,024,489	152,751,901
Net change in unrealized appreciation (depreciation)	142,152,014	(157,819,415)

Net increase in net assets resulting from operations	300,193,980	45,905,635

Distributions to Shareholders
From net investment income
Class A	(2,474)	(1,794)
Class B	(81,768,760)	(58,355,148)
From net realized capital gains
Class A	(697)	—
Class B	(24,902,541)	—

Net decrease in net assets resulting from distributions	(106,674,472)	(58,356,942)

Net increase (decrease) in net assets from capital share transactions	(30,040,945)	283,496,017

Net Increase in Net Assets	163,478,563	271,044,710

Net Assets
Net assets at beginning of period	2,817,995,109	2,546,950,399

Net assets at end of period	$2,981,473,672	$2,817,995,109

Undistributed net investment income at end of period	$84,169,669	$81,746,042

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	351	$4,049	727	$7,861
Reinvestments	289	3,171	163	1,794
Redemptions	(152)	(1,696)	(157)	(1,712)

Net increase	488	$5,524	733	$7,943

Class B
Sales	31,400,951	$348,774,722	69,736,934	$753,355,603
Reinvestments	9,795,344	106,671,301	5,309,840	58,355,148
Redemptions	(43,596,494)	(485,492,492)	(48,511,169)	(528,222,677)

Net increase (decrease)	(2,400,199)	$(30,046,469)	26,535,605	$283,488,074

Increase (decrease) derived from capital shares transactions		$(30,040,945)		$283,496,017

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.83	$10.89	$10.14	$8.68	$11.28

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.25	0.29	0.50	0.27
Net realized and unrealized gain (loss) on investments	0.90	(0.03)	0.83	1.41	(2.51)

Total from investment operations	1.19	0.22	1.12	1.91	(2.24)

Less Distributions
Distributions from net investment income	(0.35)	(0.28)	(0.37)	(0.29)	(0.16)
Distributions from net realized capital gains	(0.10)	0.00	0.00	(0.16)	(0.20)

Total distributions	(0.45)	(0.28)	(0.37)	(0.45)	(0.36)

Net Asset Value, End of Period	$11.57	$10.83	$10.89	$10.14	$8.68

Total Return (%) (b)	11.20	1.99	11.25	23.24	(20.48)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.07	0.07	0.08	0.10	0.09
Ratio of net expenses to average net assets (%) (c)(d)	0.07	0.07	0.08	0.10	0.09
Ratio of net investment income to average net assets (%) (e)	2.61	2.32	2.75	5.53	2.74
Portfolio turnover rate (%)	11	30	19	28	30
Net assets, end of period (in millions)	$0.1	$0.1	$0.1	$0.1	$— (f)

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.76	$10.82	$10.09	$8.65	$11.25

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.21	0.24	0.37	0.29
Net realized and unrealized gain (loss) on investments	0.89	(0.01)	0.84	1.51	(2.55)

Total from investment operations	1.15	0.20	1.08	1.88	(2.26)

Less Distributions
Distributions from net investment income	(0.32)	(0.26)	(0.35)	(0.28)	(0.14)
Distributions from net realized capital gains	(0.10)	0.00	0.00	(0.16)	(0.20)

Total distributions	(0.42)	(0.26)	(0.35)	(0.44)	(0.34)

Net Asset Value, End of Period	$11.49	$10.76	$10.82	$10.09	$8.65

Total Return (%) (b)	10.91	1.77	10.90	22.91	(20.65)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.33	0.35	0.35
Ratio of net expenses to average net assets (%) (c)(d)	0.32	0.32	0.33	0.35	0.35
Ratio of net investment income to average net assets (%) (e)	2.35	1.94	2.29	3.99	2.93
Portfolio turnover rate (%)	11	30	19	28	30
Net assets, end of period (in millions)	$2,981.4	$2,817.9	$2,546.9	$1,904.4	$1,143.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(f)	Net Assets less than 1/10 of $1 million.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Defensive Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

MIST-10

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$1,822,844	0.100%	First $500 Million
	0.075%	$500 Million to $1 Billion
	0.050%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$315,456,654	$—	$353,355,188

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the

MIST-11

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2012 is as follows:

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2012 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
Baillie Gifford International Stock	3,379,847	3,828,982	(690,488)	6,518,341
BlackRock Bond Income	2,857,891	133,980	(156,990)	2,834,881
BlackRock High Yield	6,718,993	625,112	(639,506)	6,704,599
BlackRock Large Cap Value	5,405,542	4,876,193	(1,117,483)	9,164,252
BlackRock Legacy Large Cap Growth	2,168,160	268,243	(327,407)	2,108,996
Clarion Global Real Estate	2,961,336	155,777	(486,208)	2,630,905
Davis Venture Value	1,864,667	146,259	(209,237)	1,801,689
Goldman Sachs Mid Cap Value	2,302,401	181,974	(344,840)	2,139,535
Harris Oakmark International	4,550,784	621,717	(1,145,858)	4,026,643
Invesco Small Cap Growth	1,954,713	325,746	(353,306)	1,927,153
Jennison Growth	—	2,646,608	(85,424)	2,561,184
Jennison Large Cap Equity (formerly Rainier Large Cap Equity)	3,490,375	272,768	(3,763,143)	—
Lord Abbett Bond Debenture	2,255,520	175,573	(207,548)	2,223,545
Met/Artisan Mid Cap Value	155,241	13,773	(17,978)	151,036
Met/Eaton Vance Floating Rate	5,491,670	268,426	(198,587)	5,561,509
Met/Franklin Low Duration Total Return	11,338,368	540,283	(145,294)	11,733,357
Met/Templeton International Bond	7,134,263	891,448	(443,004)	7,582,707
MFS® Research International	8,946,983	983,811	(4,096,270)	5,834,524
MFS® Value	9,089,463	891,447	(1,333,335)	8,647,575
Neuberger Berman Genesis	4,581,746	369,275	(411,925)	4,539,096
PIMCO Inflation Protected Bond	19,375,099	2,364,093	(1,740,312)	19,998,880
PIMCO Total Return	51,836,367	2,296,235	(5,596,135)	48,536,467
Pioneer Fund	6,197,920	575,199	(599,736)	6,173,383
T. Rowe Price Large Cap Growth	1,833,073	176,967	(310,902)	1,699,138
T. Rowe Price Large Cap Value	4,003,778	345,924	(672,326)	3,677,376
Third Avenue Small Cap Value	2,006,108	152,725	(279,144)	1,879,689
Van Eck Global Natural Resources	1,929,115	639,758	(222,495)	2,346,378
Van Kampen Comstock	8,945,775	777,439	(1,471,644)	8,251,570
Western Asset Management Strategic Bond Opportunities	4,438,211	180,285	(359,204)	4,259,292
Western Asset Management U.S. Government	23,460,455	1,112,910	(597,442)	23,975,923

MIST-12

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2012
Baillie Gifford International Stock	$171,154	$—	$379,813	$60,490,208
BlackRock Bond Income	2,381,755	2,068,816	8,584,882	326,805,045
BlackRock High Yield	1,641,476	739,727	4,170,548	59,805,027
BlackRock Large Cap Value	1,438,571	8,810,735	904,562	89,809,672
BlackRock Legacy Large Cap Growth	(325,846)	—	168,984	60,000,931
Clarion Global Real Estate	2,169,276	—	658,974	30,255,410
Davis Venture Value	2,342,292	—	463,509	59,834,099
Goldman Sachs Mid Cap Value	2,215,413	—	234,635	30,060,469
Harris Oakmark International	5,868,838	—	1,016,808	60,641,247
Invesco Small Cap Growth	2,290,915	1,699,816	—	30,198,490
Jennison Growth	(2,461)	—	—	30,042,685
Jennison Large Cap Equity (formerly Rainier Large Cap Equity)	5,684,934	—	125,004	—
Lord Abbett Bond Debenture	170,179	—	2,100,422	29,862,212
Met/Artisan Mid Cap Value	1,414,753	—	273,778	29,951,955
Met/Eaton Vance Floating Rate	101,020	164,704	2,050,812	59,452,530
Met/Franklin Low Duration Total Return	1,773	—	2,468,506	118,741,569
Met/Templeton International Bond	730,081	—	8,736,270	90,082,560
MFS® Research International	4,499,898	—	1,779,583	60,328,976
MFS® Value	6,185,222	1,536,485	2,157,795	119,336,541
Neuberger Berman Genesis	1,055,307	—	204,991	59,961,455
PIMCO Inflation Protected Bond	1,907,653	13,751,028	7,493,177	236,586,755
PIMCO Total Return	2,375,016	—	21,125,691	624,178,961
Pioneer Fund	(326,045)	—	1,283,014	89,760,982
T. Rowe Price Large Cap Growth	306,957	—	33,863	30,023,774
T. Rowe Price Large Cap Value	6,438,855	—	1,419,674	89,801,515
Third Avenue Small Cap Value	1,634,380	—	—	30,169,001
Van Eck Global Natural Resources	849,835	1,967,080	—	30,315,208
Van Kampen Comstock	5,578,366	—	1,292,165	89,942,117
Western Asset Management Strategic Bond Opportunities	245,799	—	2,098,084	59,544,901
Western Asset Management U.S. Government	240,732	—	5,994,519	296,342,412

	$59,286,098	$30,738,391	$77,220,063	$2,982,326,707

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$81,771,234	$58,356,942	$24,903,238	$—	$106,674,472	$58,356,942

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$84,382,502	$68,080,775	$234,023,017	$—	$386,486,294

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-13

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-14

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Defensive Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Defensive Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Defensive Strategy Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-15

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-17

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Defensive Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Defensive Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Defensive Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-18

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in

MIST-19

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Defensive Strategy Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2012, and outperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and five-year periods ended June 30, 2012, and outperformed its Lipper Index for the three-year period ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderately Conservative Index, for the one- and three-year periods ended October 31, 2012, and underperformed its benchmark for the five-year period ended October 31, 2012. The Board noted that Wilshire Associates, an independent consultant previously hired by the Adviser, provides research and consulting services with respect to the Portfolio’s allocation targets and investments in Underlying Portfolios. The Board concluded that the Portfolio’s overall performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Defensive Strategy Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group and Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and

MIST-20

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Defensive Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board

MIST-21

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios and concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-22

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-23

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the MetLife Growth Strategy Portfolio returned 16.04% and 15.72%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 13.97% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The global capital markets persevered over the course of 2012, further perpetuating the fundamental macroeconomic improvements that began in 2011 following the height of financial and European crises of years past. As the year commenced, a sense of pessimism permeated the markets as the domestic housing market was largely hampered by declining home prices and a shortage of willing mortgage lenders. Meanwhile, investor sentiment towards Europe conveyed the perception of a region on the precipice of economic failure. By the end of the year however, concerns over a tail risk event subsided to some extent as further accommodative fiscal and monetary policy initiatives were embraced by both the United States (“U.S.”) and Europe. More specifically, the unparalleled levels of quantitative easing instituted by central banks in conjunction with significant flows into fixed income and yield oriented equity investment vehicles drove interest rates to near all-time lows. In Japan, the tepid recovery from the earthquake and tsunami aftermath prompted the Bank of Japan to expand its asset purchase program late in the year. Within the U.S., favorable trends in housing and unemployment underscored the notion of a broad based recovery, while traction in Europe persisted, albeit at a more tempered pace given the substantial fragmentation that still exists between the core and peripheral nations. Emerging market economies exhibited resiliency in 2012 following the retrenchment of the previous year when apprehension surrounding unsustainable growth and a credit bubble were at the forefront of investors’ minds. As the year drew to a close, fiscal cliff deliberations ultimately culminated in an extension of the Bush-era tax cuts for lower and middle income households though more prominent matters such as the upcoming debt ceiling deliberations remain unresolved.

The vast majority of risk assets concluded the year in positive territory with double digit returns exhibited by global credit and equity markets. With the exception of Japan, this was also the case across all major global equity classes with the U.S. (16.0%) trailing both Europe (19.1%) and Emerging Markets (18.2%) as measured by the S&P 500, MSCI Europe and MSCI Emerging Market indices respectively. Concerning U.S. equity markets, value stocks produced superior returns relative to growth stocks over the trailing one year period across all market capitalizations, while small cap indices represented the starkest example of this in 2012. At year end, the Financials and Consumer Discretionary sectors proved to be the best performing sectors on a global scale as well as in the U.S. As it relates to foreign exchange markets, the Euro and most other global currencies appreciated in the latter half of the year compared to the weaker U.S. Dollar due to diminishing risk aversion. Nevertheless, for the entire year currency had a neutral impact on the foreign investments held by U.S. dollar investors.

Within fixed income, High Yield credit as measured by the Barclays U.S. Corporate High Yield Index produced enhanced returns relative to the Barclays U.S. Aggregate Bond Index; 15.8% to 4.2% as the yield spread between high yield bonds and U.S. Treasury securities compressed. Overall however, Emerging Market Debt proved to be the top performing fixed income asset class returning 16.8% as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index. The past year also saw the capital markets experience dramatically lower volatility when contrasted to the prior two calendar years. This occurred not only in stocks, but also in numerous other areas such as commodities, corporate credit, foreign exchange and interest rates. With respect to commodities specifically, precious metals and agriculture were the top performing sectors in the space whereas Energy did not perform as well as the broader asset class during the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Growth Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 85% to equities and 15% to fixed income. The inclusion of non-core asset classes had a mostly positive impact on absolute performance. Within the fixed income segment, high yield bonds did better than investment grade bonds and in equities, smaller cap domestic stocks did better than larger cap domestic stocks. While the Portfolio did not have an explicit asset class goal for cash, some cash was held by its underlying equity portfolios. This residual cash position hurt performance during the year. A modest cumulative overweight to high yield bonds—due to the opportunistic positioning of the core bond managers—offset the impact of holding cash, resulting in an overall neutral impact of asset allocation.

While all of the domestic equity underlying portfolios posted double-digit returns for the year, the relative performance of these equity portfolios varied. The biggest contributors were a mix of portfolios by both style and capitalization: T. Rowe Price Large Cap Value Portfolio, Van Kampen Comstock Portfolio (“Van Kampen”), T. Rowe Price Large Cap Growth Portfolio, and Janus Forty Portfolio. VanKampen Comstock’s good relative performance was driven by a significant overweight position and strong stock selection in the Consumer Discretionary sector, mostly in the media industry (Comcast Corp., Time Warner Cable Inc. and News Corp.) T. Rowe Price Large Cap Value’s strong stock selection drove its good performance. This offset the negative impact of its sector weightings. Stock selection in the Financial Services sector was the greatest contributor to relative results, though an unfavorable underweight position offset some of the benefit. For T. Rowe Price Large Cap Growth, strong stock selection and an overweight in the Information Technology sector drove relative outperformance. Apple, eBay, Visa, and MasterCard were among the biggest contributors. A

MIST-1

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

corresponding underweight in the Consumer Staples sector was also successful, as investors were willing to take on more risk and rotated out of the traditionally defensive sector. The Janus Forty Portfolio’s strong relative performance was due in large part to its overweight to two stocks within the Information Technology sector: eBay, Inc. and Apple.

In contrast, while still positive for the full period, several underlying equity portfolios detracted from relative performance. Detractors included Davis Venture Value Portfolio (“Davis”), Morgan Stanley Mid Cap Growth Portfolio (“Morgan Stanley”), and Loomis Sayles Small Cap Growth Portfolio (“Loomis Sayles”). Davis was hurt mostly by overall weak security selection, particularly in the Energy sector (Canadian Natural Resources, Occidental Petroleum, and Devon Energy) and the Consumer Discretionary sector (Groupon and Bed Bath & Beyond). Morgan Stanley was hurt by weak stock selection and an underweight in the otherwise strong performing Materials and Processing sector. Exposure to rare earths miner Molycorp was the biggest detractor. Relative underperformance in the Loomis Sayles Portfolio was due primarily to stock selection in the Health Care and Industrials sectors. An underweight to Materials also contributed to underperformance versus the benchmark. The largest individual detractors from performance during the year were technology related companies CEVA Inc., ServiceSource International Inc., and Volterra Semiconductor Corp.

The underlying international equity portfolios contributed to relative performance due primarily to strong selection by the subadvisers. Harris Oakmark International Portfolio (“Harris”) was the biggest contributor to relative performance. As is usually the case with Harris, individual security selection drove performance with any country or sector tilt being incidental. Top contributors to Harris’s performance for the year were financial companies Daiwa Securities Group, Lloyds Banking Group and BNP Paribas.

While the absolute performance of the underlying fixed income portfolios lagged that of the underlying equity portfolios during 2012, they still contributed more to the Portfolio’s relative performance even with a small fixed income allocation (approximately 15%) because of the strong performance of the underlying fixed income portfolios relative to the broad bond index. In particular, the PIMCO Inflation Protected Bond Portfolio benefitted from strength in the TIPS (Treasury Inflation Protected Securities) sector due to rising inflation expectations given the budget crisis and the Federal Reserves’ accommodative monetary policy. The PIMCO Total Return Portfolio also posted a strong relative return. A focus on the intermediate segment of the yield curve and an overweight to credit sectors boosted relative performance. The BlackRock Bond Income Portfolio also contributed to relative performance due to its overweight to credit and underweight to the government sector. The Met/Templeton International Bond Portfolio—despite a rather small position of only 2%—had a large positive impact on the Portfolio’s relative performance, as it outperformed its benchmark by a wide margin. Its strong performance was due to a net negative position to Japan and an overweight to select emerging market and peripheral European countries such as Norway and Ireland.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Growth Strategy Portfolio

METLIFE GROWTH STRATEGY PORTFOLIO MANAGED BY

METLIFE ADVISERS, LLC VS. DOW JONES MODERATELY AGGRESSIVE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[3]
MetLife Growth Strategy Portfolio
Class A	16.04	1.01	4.74
Class B	15.72	0.76	4.51
Dow Jones Moderately Aggressive Index[1]	13.97	2.58	6.50

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
T. Rowe Price Large Cap Value Portfolio (Class A)	6.0
MFS® Value Portfolio (Class A)	6.0
Harris Oakmark International Portfolio (Class A)	5.1
Van Kampen Comstock Portfolio (Class A)	5.0
Davis Venture Value Portfolio (Class A)	5.0
T. Rowe Price Large Cap Growth Portfolio (Class A)	5.0
Jennison Growth Portfolio (Class A)	5.0
Baillie Gifford International Stock Portfolio (Class A)	4.0
MFS® Research International Portfolio (Class A)	4.0
BlackRock Large Cap Value Portfolio (Class A)	4.0

MIST-3

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Growth Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.40%	$1,000.00	$1,087.80	$2.10
	Hypothetical*	0.40%	$1,000.00	$1,023.13	$2.03

Class B(a)	Actual	0.65%	$1,000.00	$1,086.20	$3.41
	Hypothetical*	0.65%	$1,000.00	$1,021.87	$3.30

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	30,623,198	$284,183,278
BlackRock Bond Income Portfolio (Class A) (a)	591,112	68,143,377
BlackRock Large Cap Value Portfolio (Class A) (a)	28,790,235	282,144,299
BlackRock Legacy Large Cap Growth Portfolio (Class A) (a)	7,378,649	209,922,570
Clarion Global Real Estate Portfolio (Class A) (b)	18,537,066	213,176,262
Davis Venture Value Portfolio (Class A) (a)	10,628,995	352,988,940
Dreman Small Cap Value Portfolio (Class A) (b)	9,425,485	142,042,057
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	5,050,080	70,953,631
Harris Oakmark International Portfolio (Class A) (b)	23,604,655	355,486,106
Invesco Small Cap Growth Portfolio (Class A) (b)	13,601,947	213,142,508
Janus Forty Portfolio (Class A) (b)	2,708,494	210,856,294
Jennison Growth Portfolio (Class A) (a)	29,681,521	348,164,240
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A) (b)	30,015,516	277,943,674
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	12,631,150	140,584,701
Lord Abbett Bond Debenture Portfolio (Class A) (b)	10,373,567	139,317,005
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	713,188	141,432,215
Met/Dimensional International Small Company Portfolio (Class A) (a)	15,389,257	213,141,212
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	12,779,224	136,609,901
Met/Templeton International Bond Portfolio (Class A) (b)	11,744,029	139,519,060
MFS® Emerging Markets Equity Portfolio (Class A) (b)	12,893,875	142,348,379
MFS® Research International Portfolio (Class A) (b)	27,453,906	283,873,384
MFS® Value Portfolio (Class A) (a)	30,600,846	422,291,679
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)(c)	5,890,355	69,565,087
Neuberger Berman Genesis Portfolio (Class A) (a)	5,321,268	70,293,951
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	17,134,483	202,700,934
PIMCO Total Return Portfolio (Class A) (b)	15,902,006	204,499,792
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	19,760,252	349,163,657
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	17,349,104	423,665,118
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	14,877,827	141,785,688
Third Avenue Small Cap Value Portfolio (Class A) (b)(c)	8,860,796	142,215,769
Turner Mid Cap Growth Portfolio (Class A) (b)	6,061,518	69,707,458

Affiliated Investment Companies—(Continued)
Van Eck Global Natural Resources Portfolio (Class A) (a)	16,207,712	$209,403,639
Van Kampen Comstock Portfolio (Class A) (b)	32,434,302	353,533,893

Total Mutual Funds (Cost $6,057,725,670)		7,024,799,758

Total Investments—100.0% (Cost $6,057,725,670) (d)		7,024,799,758
Other assets and liabilities (net)—0.0%		(1,870,945)

Net Assets—100.0%		$7,022,928,813

(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $6,323,697,360. The aggregate unrealized appreciation and depreciation of investments were $721,304,043 and $(20,201,645), respectively, resulting in net unrealized appreciation of $701,102,398 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$7,024,799,758	$—	$—	$7,024,799,758
Total Investments	$7,024,799,758	$—	$—	$7,024,799,758

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Affiliated investments at value (a)		$7,024,799,758
Receivable for investments sold		3,216,817
Receivable for fund shares sold		164,064

Total Assets		7,028,180,639

Liabilities
Due to Adviser	$1,223
Payables for:
Fund shares redeemed	3,380,881
Accrued Expenses:
Management fees	327,200
Distribution and service fees— Class B	1,476,602
Administration fees	3,667
Custodian and accounting fees	4,134
Deferred trustees’ fees	35,625
Other expenses	22,494

Total Liabilities		5,251,826

Net Assets		$7,022,928,813

Net assets represented by
Paid in surplus		$7,251,941,757
Accumulated net realized loss		(1,312,303,978)
Unrealized appreciation on affiliated investments		967,074,088
Undistributed net investment income		116,216,946

Net Assets		$7,022,928,813

Net Assets
Class A		$2,798,553
Class B		7,020,130,260
Capital Shares Outstanding*
Class A		245,489
Class B		618,959,257
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$11.40
Class B		11.34

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $6,057,725,670.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from Affiliated Underlying Portfolios		$115,084,477

Total investment income		115,084,477
Expenses
Management fees	$3,885,314
Administration fees	22,000
Deferred expense reimbursement	14,673
Custodian and accounting fees	24,800
Distribution and service fees—Class B	17,545,034
Audit and tax services	26,698
Legal	28,350
Trustees’ fees and expenses	28,816
Miscellaneous	13,919

Total expenses	21,589,604

Net Investment Income		93,494,873

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated Investments		100,434,584
Capital gain distributions from Affiliated Underlying Portfolios		187,032,702

Net realized gain		287,467,286

Net change in unrealized appreciation on affiliated investments		635,852,468

Net realized and unrealized gain		923,319,754

Net Increase in Net Assets From Operations		$1,016,814,627

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$93,494,873	$86,916,837
Net realized gain	287,467,286	190,291,712
Net change in unrealized appreciation (depreciation)	635,852,468	(551,810,654)

Net increase (decrease) in net assets resulting from operations	1,016,814,627	(274,602,105)

Distributions to Shareholders
From net investment income
Class A	(47,107)	(46,874)
Class B	(116,049,871)	(112,889,777)

Net decrease in net assets resulting from distributions	(116,096,978)	(112,936,651)

Net decrease in net assets from capital share transactions	(603,862,940)	(435,271,289)

Net Increase (Decrease) in Net Assets	296,854,709	(822,810,045)

Net Assets
Net assets at beginning of period	6,726,074,104	7,548,884,149

Net assets at end of period	$7,022,928,813	$6,726,074,104

Undistributed net investment income at end of period	$116,216,946	$116,068,931

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	23,982	$260,595	10,057	$103,193
Reinvestments	4,374	47,107	4,242	46,874
Redemptions	(41,845)	(452,825)	(17,812)	(186,870)

Net decrease	(13,489)	$(145,123)	(3,513)	$(36,803)

Class B
Sales	13,178,304	$141,211,593	28,882,313	$306,934,923
Reinvestments	10,815,459	116,049,871	10,244,082	112,889,777
Redemptions	(79,961,501)	(860,979,281)	(82,204,592)	(855,059,186)

Net decrease	(55,967,738)	$(603,717,817)	(43,078,197)	$(435,234,486)

Decrease derived from capital shares transactions		$(603,862,940)		$(435,271,289)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.01	$10.56	$9.29	$7.12	$12.89

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.15	0.14	0.16	0.16
Net realized and unrealized gain (loss) on investments	1.43	(0.52)	1.31	2.01	(4.77)

Total from investment operations	1.59	(0.37)	1.45	2.17	(4.61)

Less Distributions
Distributions from net investment income	(0.20)	(0.18)	(0.18)	0.00	(0.41)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.75)

Total distributions	(0.20)	(0.18)	(0.18)	0.00	(1.16)

Net Asset Value, End of Period	$11.40	$10.01	$10.56	$9.29	$7.12

Total Return (%) (b)	16.04	(3.64)	15.77	30.48	(37.74)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.06
Ratio of net expenses to average net assets (%) (c)(d)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income to average net assets (%) (e)	1.49	1.39	1.51	2.02	1.50
Portfolio turnover rate (%)	12	24	14	39	23
Net assets, end of period (in millions)	$2.8	$2.6	$2.8	$2.9	$2.4

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.96	$10.51	$9.25	$7.11	$12.85

Income (Loss) from Investment Operations
Net investment income(a)	0.14	0.12	0.12	0.15	0.13
Net realized and unrealized gain (loss) on investments	1.42	(0.51)	1.30	1.99	(4.75)

Total from investment operations	1.56	(0.39)	1.42	2.14	(4.62)

Less Distributions
Distributions from net investment income	(0.18)	(0.16)	(0.16)	0.00	(0.37)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.75)

Total distributions	(0.18)	(0.16)	(0.16)	0.00	(1.12)

Net Asset Value, End of Period	$11.34	$9.96	$10.51	$9.25	$7.11

Total Return (%) (b)	15.72	(3.87)	15.49	30.10	(37.87)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net expenses to average net assets (%) (c)(d)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (e)	1.33	1.18	1.31	1.92	1.28
Portfolio turnover rate (%)	12	24	14	39	23
Net assets, end of period (in millions)	$7,020.1	$6,723.5	$7,456.1	$6,915.0	$5,380.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Growth Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

MIST-10

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$3,885,314	0.100%	First $ 500 Million
	0.075%	$500 Million to $1 Billion
	0.050%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - On November 7, 2008, the Strategic Conservative Growth Portfolio, a series of the Trust, merged with and into the Portfolio.

The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting the expenses of the Strategic Conservative Growth Portfolio. The Expense Limitation Agreement with respect to the Strategic Conservative Growth Portfolio has since expired. Pursuant to the Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Strategic Conservative Growth Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized in accordance with the GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying Portfolios’ fees and expenses but including amounts payable pursuant a plan adopted in accordance with Rule 12b-1 under the 1940 Act were limited to a certain percentage of Strategic Conservative Growth Portfolio’s average daily net assets, as set forth in the Expense Limitation Agreement.

At the time of the merger, the Adviser, subject to approval by the Trust’s Board, was entitled to an aggregate reimbursement of $275,495 from the Strategic Conservative Growth Portfolio. Such amount was a contractual obligation of the Strategic Conservative Growth Portfolio under the Expense Limitation Agreement. As a result of the merger, the Portfolio assumed this contractual obligation of the Strategic Conservative Growth Portfolio. Any reimbursement of the Adviser owed by the Strategic Conservative Growth Portfolio will now be made by the Portfolio, subject to prior approval by the Trust’s Board. The obligation to reimburse the Adviser for any expenses of the Strategic Conservative Growth Portfolio paid by the Adviser expires on December 31, 2013.

As of December 31, 2012, there were no expenses deferred in 2012 and $14,673 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2007, which was recovered during the year ended December 31, 2012 was $14,673. As of December 31, 2012, there was $112,802 in expense deferrals eligible for recoupment by the Adviser. Amounts recouped for the year ended December 31, 2012 are shown as Deferred expense reimbursement in the Statement of Operations.

Expenses Deferred in
2008	2009	2010	2011	2012

Subject to repayment until December 31,
2013	2014	2015	2016	2017
$112,802	$—	$—	$—	$—

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

MIST-11

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$850,312,705	$—	$1,289,669,550

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2012 is as follows:

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2012 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
Baillie Gifford International Stock	15,889,994	16,183,620	(1,450,416)	30,623,198
BlackRock Bond Income	626,844	23,627	(59,359)	591,112
BlackRock Large Cap Value	20,296,345	9,506,448	(1,012,558)	28,790,235
BlackRock Legacy Large Cap Growth	7,725,793	90,982	(438,126)	7,378,649
Clarion Global Real Estate	21,827,476	503,872	(3,794,282)	18,537,066

MIST-12

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Underlying Portfolio (Class A)	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
Davis Venture Value	11,547,663	94,949	(1,013,617)	10,628,995
Dreman Small Cap Value*	10,235,302	86,010	(895,827)	9,425,485
Goldman Sachs Mid Cap Value	5,719,855	47,265	(717,040)	5,050,080
Harris Oakmark International	31,990,365	773,679	(9,159,389)	23,604,655
Invesco Small Cap Growth	14,278,043	890,233	(1,566,329)	13,601,947
Janus Forty	3,175,884	14,631	(482,021)	2,708,494
Jennison Growth	22,537,780	9,865,747	(2,722,006)	29,681,521
Jennison Large Cap Equity (formerly Rainier Large Cap Equity)	26,221,502	112,543	(26,334,045)	—
Legg Mason ClearBridge Aggressive Growth	26,770,511	6,960,400	(3,715,395)	30,015,516
Loomis Sayles Small Cap Growth*	13,428,225	27,394	(824,469)	12,631,150
Lord Abbett Bond Debenture	10,956,632	855,588	(1,438,653)	10,373,567
Met/Artisan Mid Cap Value	780,044	7,539	(74,395)	713,188
Met/Dimensional International Small Company*	14,071,519	2,057,172	(739,434)	15,389,257
Met/Eaton Vance Floating Rate	13,414,948	560,804	(1,196,528)	12,779,224
Met/Templeton International Bond	11,879,712	1,349,965	(1,485,648)	11,744,029
MFS® Emerging Markets Equity	13,611,779	163,804	(881,708)	12,893,875
MFS® Research International	35,251,341	1,081,425	(8,878,860)	27,453,906
MFS® Value	34,252,328	1,108,368	(4,759,850)	30,600,846
Morgan Stanley Mid Cap Growth	1,161,556	5,977,221	(1,248,422)	5,890,355
Neuberger Berman Genesis	5,834,105	21,443	(534,280)	5,321,268
PIMCO Inflation Protected Bond	17,516,666	1,809,826	(2,192,009)	17,134,483
PIMCO Total Return	28,727,775	1,014,063	(13,839,832)	15,902,006
T. Rowe Price Large Cap Growth	13,780,001	7,151,608	(1,171,357)	19,760,252
T. Rowe Price Large Cap Value	19,586,987	331,503	(2,569,386)	17,349,104
T. Rowe Price Mid Cap Growth	13,208,804	2,109,307	(440,284)	14,877,827
Third Avenue Small Cap Value	9,621,850	16,482	(777,536)	8,860,796
Turner Mid Cap Growth*	9,843,891	1,863,935	(5,646,308)	6,061,518
Van Eck Global Natural Resources	13,900,705	2,516,499	(209,492)	16,207,712
Van Kampen Comstock	36,966,368	555,052	(5,087,118)	32,434,302

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2012. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2012
Baillie Gifford International Stock	$(6,096,980)	$—	$1,879,135	$284,183,278
BlackRock Bond Income	382,383	461,405	1,914,675	68,143,377
BlackRock Large Cap Value	3,424,866	34,169,542	3,508,047	282,144,299
BlackRock Legacy Large Cap Growth	(406,661)	—	657,514	209,922,570
Clarion Global Real Estate	(12,656,017)	—	5,095,184	213,176,262
Davis Venture Value	(5,664,916)	—	3,007,496	352,988,940
Dreman Small Cap Value	(1,167,964)	—	1,212,153	142,042,057
Goldman Sachs Mid Cap Value	(135,423)	—	608,125	70,953,631
Harris Oakmark International	(14,253,528)	—	7,696,260	355,486,106
Invesco Small Cap Growth	10,096,990	13,213,249	—	213,142,508
Janus Forty	11,340,136	—	953,277	210,856,294
Jennison Growth	13,246,072	48,049,501	681,992	348,164,240
Jennison Large Cap Equity (formerly Rainier Large Cap Equity)	56,865,841	—	977,950	—
Legg Mason ClearBridge Aggressive Growth	4,808,488	—	458,320	277,943,674
Loomis Sayles Small Cap Growth	(281,910)	—	—	140,584,701
Lord Abbett Bond Debenture	851,191	—	10,655,781	139,317,005
Met/Artisan Mid Cap Value	(2,403,472)	—	1,415,174	141,432,215
Met/Dimensional International Small Company	2,495,072	19,144,104	5,045,402	213,141,212
Met/Eaton Vance Floating Rate	512,846	408,956	5,092,106	136,609,901
Met/Templeton International Bond	1,789,047	—	14,753,111	139,519,060
MFS® Emerging Markets Equity	(1,738,545)	—	1,398,208	142,348,379
MFS® Research International	7,699,326	—	7,296,273	283,873,384
MFS® Value	20,795,821	5,990,639	8,413,083	422,291,679

MIST-13

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2012
Morgan Stanley Mid Cap Growth	$(147,649)	$—	$—	$69,565,087
Neuberger Berman Genesis	1,166,434	—	264,174	70,293,951
PIMCO Inflation Protected Bond	3,433,755	12,756,934	6,951,478	202,700,934
PIMCO Total Return	17,695,847	—	11,957,107	204,499,792
T. Rowe Price Large Cap Growth	1,108,543	—	265,794	349,163,657
T. Rowe Price Large Cap Value	(3,537,904)	—	7,343,019	423,665,118
T.Rowe Price Mid Cap Growth	211,817	17,254,965	—	141,785,688
Third Avenue Small Cap Value	18,631	—	—	142,215,769
Turner Mid Cap Growth	(8,017,799)	21,732,727	—	69,707,458
Van Eck Global Natural Resources	729,869	13,850,680	—	209,403,639
Van Kampen Comstock	(1,729,623)	—	5,583,639	353,533,893

	$100,434,584	$187,032,702	$115,084,477	$7,024,799,758

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$116,096,978	$112,936,651	$—	$—	$116,096,978	$112,936,651

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$116,252,572	$—	$701,102,398	$(1,046,332,286)	$(228,977,316)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2018	Total
$919,705,413	$126,626,873	$1,046,332,286

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-14

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

10. Subsequent Events

At a meeting held on November 12-13, 2012, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all the assets of the Met/Franklin Templeton Founding Strategy Portfolio (“Met/Franklin Templeton Founding Strategy”), a portfolio of the Trust, by the Portfolio, in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of Met/Franklin Templeton Founding Strategy. In addition to approving the Plan, the Board of Trustees of the Trust voted to submit the Plan to shareholders of Met/Franklin Templeton Founding Strategy for their approval. On or about February 22, 2013, the shareholders of Met/Franklin Templeton Founding Strategy are expected to consider the approval of the Plan. If the Plan is approved by shareholders of Met/Franklin Templeton Founding Strategy, it is anticipated that the reorganization is expected to close on or about April 29, 2013.

MIST-15

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Growth Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Growth Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Growth Strategy Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-18

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Growth Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Growth Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Growth Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-19

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in

MIST-20

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Growth Strategy Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one- and five-year periods ended June 30, 2012, and outperformed the median of its Performance Universe and Lipper Index for the three-year period ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderately Aggressive Index, for the one- and three-year periods ended October 31, 2012, and underperformed its benchmark for the five-year period ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance, including the peer group used for comparative purposes and the previous changes to the allocation. The Board noted that Wilshire Associates, an independent consultant previously hired by the Adviser, provides research and consulting services with respect to the Portfolio’s allocation targets and investments in Underlying Portfolios. Based on its review, the Board concluded that the Portfolio’s performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Growth Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were below the median of its Expense Group and Expense Universe, and that total expenses (exclusive of 12b-1 fees) were above the median of the Expense Group and Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

MIST-21

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Growth Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

MIST-22

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios and concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-23

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-24

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the MetLife Moderate Strategy Portfolio returned 12.70% and 12.39%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 11.24% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The global capital markets persevered over the course of 2012, further perpetuating the fundamental macroeconomic improvements that began in 2011 following the height of the financial and European crises of years past. As the year commenced, a sense of pessimism permeated the markets as the domestic housing market was largely hampered by declining home prices and a shortage of willing mortgage lenders. Meanwhile, investor sentiment towards Europe conveyed the perception of a region on the precipice of economic failure. By the end of the year, however, concerns over a tail risk event subsided to some extent as further accommodative fiscal and monetary policy initiatives were embraced by both the United States (“U.S.”) and Europe. More specifically, the unparalleled levels of quantitative easing instituted by central banks, in conjunction with significant flows into fixed income and yield oriented equity investment vehicles drove interest rates to near all-time lows. In Japan, the tepid recovery from the earthquake and tsunami aftermath prompted the Bank of Japan to expand its asset purchase program late in the year. Within the U.S., favorable trends in housing and unemployment underscored the notion of a broad-based recovery, while traction in Europe persisted, albeit at a more tempered pace given the substantial fragmentation that still exists between the core and peripheral nations. Emerging market economies exhibited resiliency in 2012 following the retrenchment of the previous year when apprehension surrounding unsustainable growth and a credit bubble were at the forefront of investors’ minds. As the year drew to a close, fiscal cliff deliberations ultimately culminated in an extension of the Bush-era tax cuts for lower and middle income households although, more prominent matters such as the upcoming debt ceiling deliberations remain unresolved.

The vast majority of risk assets concluded the year in positive territory with double digit returns exhibited by global credit and equity markets. With the exception of Japan, this was also the case across all major global equity classes, with the U.S. (16.0%) trailing both Europe (19.1%) and Emerging Markets (18.2%) as measured by the S&P 500, MSCI Europe, and MSCI Emerging Market indices respectively. Concerning U.S. equity markets, value stocks produced superior returns relative to growth stocks over the trailing one year period across all market capitalizations, while small cap indices represented the starkest example of this in 2012. At year end, the Financials and Consumer Discretionary sectors proved to be the best performing sectors on a global scale as well as in the U.S. As it relates to foreign exchange markets, the Euro and most other global currencies appreciated in the latter half of the year compared to the weaker U.S. dollar due to diminishing risk aversion. Nevertheless, for the entire year currency had a neutral impact on the foreign investments held by U.S. dollar investors.

Within fixed income, High Yield credit as measured by the Barclays U.S. Corporate High Yield Index produced enhanced returns relative to the Barclays U.S. Aggregate Bond Index; 15.8% to 4.2% as the yield spread between high yield bonds and U.S. Treasury securities compressed. Overall, Emerging Market Debt proved to be the top performing fixed income asset class, returning 16.8% as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index. The past year also saw the capital markets experience dramatically lower volatility when contrasted to the prior two calendar years. This occurred not only in stocks, but also in numerous other areas such as commodities, corporate credit, foreign exchange and interest rates. With respect to commodities specifically, precious metals and agriculture were the top performing sectors in the space, whereas Energy did not perform as well as the broader asset class during the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Moderate Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities. The Portfolio’s fixed income position curtailed absolute performance during the full twelve-month period during which stocks outperformed bonds. However, the bond position cushioned the magnitude of losses suffered in May and October when stocks fell sharply. The inclusion of non-core asset classes had a mostly positive impact on absolute performance. Within the fixed income segment, high yield bonds did better than investment grade bonds, and in equities, smaller cap domestic stocks did better than larger cap domestic stocks. While the Portfolio did not have an explicit asset class goal for cash, some cash was held by its underlying equity portfolios. This residual cash position hurt performance during the year. A modest cumulative overweight to high yield bonds—due to the opportunistic positioning of the core bond managers—offset the impact of holding cash, resulting in an overall neutral impact of asset allocation.

While the absolute performance of the underlying fixed income portfolios lagged that of the underlying equity portfolios during 2012, it contributed more to the Portfolio’s relative performance due to the size of the fixed income allocation (approximately 50%) and the strong performance of the underlying fixed income portfolios relative to the broad bond index. In particular, the PIMCO Inflation Protected Bond Portfolio benefitted from strength in the TIPS (Treasury Inflation Protected Securities) sector due to rising inflation expectations given the budget crisis and the Federal Reserve’s accommodative monetary policy. The PIMCO Total Return Portfolio also posted a strong relative return. A focus on the intermediate segment of the yield curve and an overweight to credit sectors boosted relative performance. The BlackRock Bond Income Portfolio also con-

MIST-1

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

tributed to relative performance due to its overweight to credit and underweight to the government sector. The Met/Templeton International Bond Portfolio—despite a rather small position of only 2%—had a large positive impact on the Portfolio’s relative performance, as it outperformed its benchmark by a wide margin. Its strong performance was due to a net negative position to Japan and an overweight to select emerging market and peripheral European countries such as Norway and Ireland.

While all of the domestic equity underlying portfolios posted double-digit returns for the year, the relative performance of these portfolios varied. The biggest contributors were a mix of portfolios by both style and capitalization: Third Avenue Small Cap Value Portfolio (“Third Avenue”), T. Rowe Price Large Cap Value Portfolio, Van Kampen Comstock Portfolio (“Van Kampen”), and T. Rowe Price Large Cap Growth Portfolio. Third Avenue overcame a large (over 10%) cash position with strong individual stock selection. Contributors included Madison Square Garden Corp. and Canadian agri-business company Viterra, Inc., which was taken over by Glencore earlier in the year. Van Kampen Comstock’s good relative performance was driven by a significant overweight position and strong stock selection in the Consumer Discretionary sector, mostly in the media industry (Comcast Corp., Time Warner Cable Inc. and News Corp.) T. Rowe Price Large Cap Value’s strong stock selection drove its good performance. This offset the negative impact of its sector weightings. Stock selection in the Financial Services sector was the greatest contributor to relative results, though an unfavorable underweight position offset some of the benefit. For T. Rowe Price Large Cap Growth, strong stock selection and an overweight in the Information Technology sector drove relative outperformance. Apple, eBay, Visa, and MasterCard were among the biggest contributors. A corresponding underweight in the Consumer Staples sector was also successful, as investors were willing to take on more risk and rotated out of the traditionally defensive sector.

In contrast, while still positive for the full period, several underlying equity portfolios detracted from relative performance. Detractors included Pioneer Fund Portfolio (“Pioneer”), Davis Venture Value Portfolio (“Davis”), and Neuberger Berman Genesis Portfolio (“Neuberger”). Davis was hurt mostly by overall weak security selection, particularly in the Energy sector (Canadian Natural Resources, Occidental Petroleum, and Devon Energy) and the Consumer Discretionary sector (Groupon and Bed Bath & Beyond). Pioneer’s risk-averse approach to security selection and portfolio positioning worked against them in 2012, as it turned out to be a year when taking risk was rewarded. The substantially below-index weight in Apple was the largest single drag on benchmark-relative performance. Despite a double-digit absolute return for the full year, Neuberger underperformed its benchmark and detracted from relative performance. Its stock selection in the Materials (CARBO Ceramics) and Energy (SM Energy) sectors detracted the most from performance.

The underlying international equity portfolios contributed to relative performance due primarily to strong selection by the subadvisers. Harris Oakmark International Portfolio (“Harris”) was the biggest contributor to relative performance. As is usually the case with Harris, individual security selection drove performance with any country or sector tilt being incidental. Top contributors to Harris’s performance for the year were financial companies Daiwa Securities Group, Lloyds Banking Group and BNP Paribas.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

METLIFE MODERATE STRATEGY PORTFOLIO MANAGED BY

METLIFE ADVISERS, LLC VS. DOW JONES MODERATE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[3]
MetLife Moderate Strategy Portfolio
Class A	12.70	3.47	5.53
Class B	12.39	3.20	4.98
Dow Jones Moderate Index[1]	11.24	3.44	6.14

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	17.9
BlackRock Bond Income Portfolio (Class A)	9.0
Western Asset Management U.S. Government Portfolio (Class A)	6.9
MFS® Value Portfolio (Class A)	5.0
T. Rowe Price Large Cap Value Portfolio (Class A)	4.0
BlackRock Large Cap Value Portfolio (Class A)	4.0
PIMCO Inflation Protected Bond Portfolio (Class A)	3.9
Harris Oakmark International Portfolio (Class A)	3.0
MFS® Research International Portfolio (Class A)	3.0
Van Kampen Comstock Portfolio (Class A)	3.0

MIST-3

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.36%	$1,000.00	$1,068.70	$1.87
	Hypothetical*	0.36%	$1,000.00	$1,023.33	$1.83

Class B(a)	Actual	0.61%	$1,000.00	$1,067.10	$3.17
	Hypothetical*	0.61%	$1,000.00	$1,022.07	$3.10

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	10,391,643	$96,434,451
BlackRock Bond Income Portfolio (Class A) (a)	3,698,151	426,322,847
BlackRock High Yield Portfolio (Class A) (b)	10,723,728	95,655,656
BlackRock Large Cap Value Portfolio (Class A) (a)	19,525,209	191,347,044
BlackRock Legacy Large Cap Growth Portfolio (Class A) (a)	4,987,067	141,882,059
Clarion Global Real Estate Portfolio (Class A) (b)	8,381,951	96,392,435
Davis Venture Value Portfolio (Class A) (a)	2,882,950	95,742,761
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	3,426,843	48,147,144
Harris Oakmark International Portfolio (Class A) (b)	9,605,787	144,663,152
Invesco Small Cap Growth Portfolio (Class A) (b)	6,162,494	96,566,287
Jennison Growth Portfolio (Class A) (a)	8,058,366	94,524,636
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A) (b)	10,155,086	94,036,095
Lord Abbett Bond Debenture Portfolio (Class A) (b)	3,559,806	47,808,193
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	242,583	48,106,667
Met/Dimensional International Small Company Portfolio (Class A) (a)	3,478,541	48,177,790
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	8,875,870	94,883,049
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	14,035,244	142,036,669
Met/Templeton International Bond Portfolio (Class A) (b)	8,066,002	95,824,108
MFS® Emerging Markets Equity Portfolio (Class A) (b)	4,375,423	48,304,675
MFS® Research International Portfolio (Class A) (b)	13,970,041	144,450,226
MFS® Value Portfolio (Class A) (a)	17,282,096	238,492,922
Neuberger Berman Genesis Portfolio (Class A) (a)	7,237,125	95,602,417
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	15,853,265	187,544,126
PIMCO Total Return Portfolio (Class A) (b)	66,316,493	852,830,100
Pioneer Fund Portfolio (Class A) (b)	6,561,603	95,405,712
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	5,354,723	94,617,949
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	7,845,628	191,590,247
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	5,048,748	48,114,565
Third Avenue Small Cap Value Portfolio (Class A) (b)(c)	6,027,119	96,735,261
Van Eck Global Natural Resources Portfolio (Class A) (a)	3,643,040	47,068,072
Van Kampen Comstock Portfolio (Class A) (b)	13,201,458	143,895,890
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	3,403,253	47,577,472

Affiliated Investment Companies—(Continued)
Western Asset Management U.S. Government Portfolio (Class A) (a)	26,720,505	$330,265,440

Total Mutual Funds (Cost $4,246,307,376)		4,761,046,117

Total Investments—100.0% (Cost $4,246,307,376) (d)		4,761,046,117
Other assets and liabilities (net)—0.0%		(1,302,477)

Net Assets—100.0%		$4,759,743,640

(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $4,328,456,729. The aggregate unrealized appreciation and depreciation of investments were $438,933,767 and $(6,344,379), respectively, resulting in net unrealized appreciation of $432,589,388 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$4,761,046,117	$—	$—	$4,761,046,117
Total Investments	$4,761,046,117	$—	$—	$4,761,046,117

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Affiliated investments at value (a)		$4,761,046,117
Receivable for investments sold		1,055,303
Receivable for fund shares sold		127,878

Total Assets		4,762,229,298

Liabilities
Payables for:
Fund shares redeemed	$1,183,181
Accrued Expenses:
Management fees	232,607
Distribution and service fees— Class B	1,003,951
Administration fees	3,666
Custodian and accounting fees	4,133
Deferred trustees’ fees	35,625
Other expenses	22,495

Total Liabilities		2,485,658

Net Assets		$4,759,743,640

Net assets represented by
Paid in surplus		$4,202,759,050
Accumulated net realized loss		(73,589,834)
Unrealized appreciation on affiliated investments		514,738,741
Undistributed net investment income		115,835,683

Net Assets		$4,759,743,640

Net Assets
Class A		$1,302,422
Class B		4,758,441,218
Capital Shares Outstanding*
Class A		113,198
Class B		415,453,861
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$11.51
Class B		11.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $4,246,307,376.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from Affiliated Underlying Portfolios		$112,378,316

Total investment income		112,378,316
Expenses
Management fees	$2,741,948
Administration fees	22,000
Custodian and accounting fees	24,800
Distribution and service fees—Class B	11,831,679
Audit and tax services	26,698
Legal	28,321
Trustees’ fees and expenses	28,816
Miscellaneous	12,160

Total expenses	14,716,422

Net Investment Income		97,661,894

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated Investments		89,802,267
Capital gain distributions from Affiliated Underlying Portfolios		60,843,592

Net realized gain		150,645,859

Net change in unrealized appreciation on affiliated investments		299,222,889

Net realized and unrealized gain		449,868,748

Net Increase in Net Assets From Operations		$547,530,642

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$97,661,894	$83,569,888
Net realized gain	150,645,859	192,376,362
Net change in unrealized appreciation (depreciation)	299,222,889	(289,203,777)

Net increase (decrease) in net assets resulting from operations	547,530,642	(13,257,527)

Distributions to Shareholders
From net investment income
Class A	(34,017)	(22,952)
Class B	(125,446,751)	(82,486,130)

Net decrease in net assets resulting from distributions	(125,480,768)	(82,509,082)

Net increase (decrease) in net assets from capital share transactions	(175,808,091)	402,279,647

Net Increase in Net Assets	246,241,783	306,513,038

Net Assets
Net assets at beginning of period	4,513,501,857	4,206,988,819

Net assets at end of period	$4,759,743,640	$4,513,501,857

Undistributed net investment income at end of period	$115,835,683	$125,455,536

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	7,938	$86,549	5,683	$60,721
Reinvestments	3,129	34,017	2,090	22,952
Redemptions	(5,304)	(58,555)	(7,464)	(80,644)

Net increase	5,763	$62,011	309	$3,029

Class B
Sales	21,961,274	$241,035,954	72,243,831	$777,976,559
Reinvestments	11,572,579	125,446,751	7,532,980	82,486,130
Redemptions	(49,376,296)	(542,352,807)	(43,072,879)	(458,186,071)

Net increase (decrease)	(15,842,443)	$(175,870,102)	36,703,932	$402,276,618

Increase (decrease) derived from capital shares transactions		$(175,808,091)		$402,279,647

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.51	$10.70	$9.76	$8.29	$11.73

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.22	0.25	0.33	0.27
Net realized and unrealized gain (loss) on investments	1.07	(0.19)	0.97	1.70	(3.22)

Total from investment operations	1.32	0.03	1.22	2.03	(2.95)

Less Distributions
Distributions from net investment income	(0.32)	(0.22)	(0.28)	(0.33)	(0.21)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.23)	(0.28)

Total distributions	(0.32)	(0.22)	(0.28)	(0.56)	(0.49)

Net Asset Value, End of Period	$11.51	$10.51	$10.70	$9.76	$8.29

Total Return (%) (b)	12.70	0.17	12.66	26.35	(26.19)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.07	0.07
Ratio of net investment income to average net assets (%) (d)	2.23	2.09	2.50	3.82	2.74
Portfolio turnover rate (%)	11	25	16	28	22
Net assets, end of period (in millions)	$1.3	$1.1	$1.1	$1.1	$0.9

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.46	$10.66	$9.73	$8.26	$11.70

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.20	0.21	0.28	0.25
Net realized and unrealized gain (loss) on investments	1.05	(0.20)	0.98	1.73	(3.23)

Total from investment operations	1.28	0.00	1.19	2.01	(2.98)

Less Distributions
Distributions from net investment income	(0.29)	(0.20)	(0.26)	(0.31)	(0.18)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.23)	(0.28)

Total distributions	(0.29)	(0.20)	(0.26)	(0.54)	(0.46)

Net Asset Value, End of Period	$11.45	$10.46	$10.66	$9.73	$8.26

Total Return (%) (b)	12.39	(0.12)	12.40	26.09	(26.42)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	2.06	1.84	2.07	3.26	2.45
Portfolio turnover rate (%)	11	25	16	28	22
Net assets, end of period (in millions)	$4,758.4	$4,512.4	$4,205.8	$3,054.2	$1,915.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Moderate Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

MIST-10

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$2,741,948	0.100%	First $500 Million
	0.075%	$500 Million to $1 Billion
	0.050%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$521,221,556	$—	$663,927,355

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying

MIST-11

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2012 is as follows:

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2012 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
Baillie Gifford International Stock	5,274,014	5,845,227	(727,598)	10,391,643
BlackRock Bond Income	3,798,262	184,155	(284,266)	3,698,151
BlackRock High Yield	11,052,353	1,022,758	(1,351,383)	10,723,728
BlackRock Large Cap Value	12,952,368	7,225,001	(652,160)	19,525,209
BlackRock Legacy Large Cap Growth	5,106,619	229,096	(348,648)	4,987,067
Clarion Global Real Estate	9,324,588	296,612	(1,239,249)	8,381,951
Davis Venture Value	4,460,005	73,175	(1,650,230)	2,882,950
Goldman Sachs Mid Cap Value	3,647,489	56,942	(277,588)	3,426,843
Harris Oakmark International	10,743,186	708,305	(1,845,704)	9,605,787
Invesco Small Cap Growth	6,249,010	405,063	(491,579)	6,162,494
Jennison Growth	—	8,069,162	(10,796)	8,058,366
Jennison Large Cap Equity (formerly Rainier Large Cap Equity)	11,108,017	287,552	(11,395,569)	—
Legg Mason ClearBridge Aggressive Growth	—	10,157,429	(2,343)	10,155,086
Lord Abbett Bond Debenture	3,695,633	284,483	(420,310)	3,559,806
Met/Artisan Mid Cap Value	251,350	2,873	(11,640)	242,583
Met/Dimensional International Small Company	3,139,245	646,485	(307,189)	3,478,541
Met/Eaton Vance Floating Rate	9,038,831	386,714	(549,675)	8,875,870
Met/Franklin Low Duration Total Return	14,019,790	545,233	(529,779)	14,035,244
Met/Templeton International Bond	7,769,240	954,684	(657,922)	8,066,002
MFS® Emerging Markets Equity	4,487,497	174,293	(286,367)	4,375,423
MFS® Research International	18,632,353	1,346,033	(6,008,345)	13,970,041
MFS® Value	18,342,498	627,211	(1,687,613)	17,282,096
Morgan Stanley Mid Cap Growth	378,370	131,634	(510,004)	—
Neuberger Berman Genesis	7,423,421	112,199	(298,495)	7,237,125
PIMCO Inflation Protected Bond	15,759,207	1,736,123	(1,642,065)	15,853,265
PIMCO Total Return	73,556,311	2,732,581	(9,972,399)	66,316,493
Pioneer Fund	6,557,785	219,500	(215,682)	6,561,603
T. Rowe Price Large Cap Growth	8,768,693	105,691	(3,519,661)	5,354,723
T. Rowe Price Large Cap Value	8,463,816	155,023	(773,211)	7,845,628
T. Rowe Price Mid Cap Growth	4,239,039	1,066,982	(257,273)	5,048,748
Third Avenue Small Cap Value	6,381,908	75,187	(429,976)	6,027,119
Van Eck Global Natural Resources	3,049,669	709,433	(116,062)	3,643,040
Van Kampen Comstock	14,221,960	266,983	(1,287,485)	13,201,458
Western Asset Management Strategic Bond Opportunities	3,610,076	147,139	(353,962)	3,403,253
Western Asset Management U.S. Government	26,679,489	1,242,129	(1,201,113)	26,720,505

MIST-12

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2012
Baillie Gifford International Stock	$1,477,101	$—	$642,211	$96,434,451
BlackRock Bond Income	3,287,669	2,820,760	11,705,194	426,322,847
BlackRock High Yield	124,018	1,248,955	7,041,546	95,655,656
BlackRock Large Cap Value	1,712,517	22,480,700	2,308,002	191,347,044
BlackRock Legacy Large Cap Growth	(242,351)	—	437,055	141,882,059
Clarion Global Real Estate	(3,941,355)	—	2,237,364	96,392,435
Davis Venture Value	18,164,825	—	1,191,620	95,742,761
Goldman Sachs Mid Cap Value	1,460,280	—	400,077	48,147,144
Harris Oakmark International	(1,293,142)	—	2,554,304	144,663,152
Invesco Small Cap Growth	3,162,443	5,797,374	—	96,566,287
Jennison Growth	(176)	—	—	94,524,636
Jennison Large Cap Equity (formerly Rainier Large Cap Equity)	20,608,979	—	430,459	—
Legg Mason ClearBridge Aggressive Growth	998	—	—	94,036,095
Lord Abbett Bond Debenture	421,680	—	3,539,020	47,808,193
Met/Artisan Mid Cap Value	920,215	—	464,749	48,106,667
Met/Dimensional International Small Company	1,094,614	4,363,902	1,150,100	48,177,790
Met/Eaton Vance Floating Rate	237,251	275,236	3,427,098	94,883,049
Met/Franklin Low Duration Total Return	(25,184)	—	3,082,486	142,036,669
Met/Templeton International Bond	907,874	—	9,732,341	95,824,108
MFS® Emerging Markets Equity	1,409,307	—	459,365	48,304,675
MFS® Research International	12,298,126	—	3,999,972	144,450,226
MFS® Value	7,762,355	3,302,639	4,638,133	238,492,922
Morgan Stanley Mid Cap Growth	(287,208)	—	—	—
Neuberger Berman Genesis	758,273	—	345,103	95,602,417
PIMCO Inflation Protected Bond	1,165,585	11,477,853	6,254,483	187,544,126
PIMCO Total Return	3,378,647	—	30,546,314	852,830,100
Pioneer Fund	(115,084)	—	1,449,368	95,405,712
T. Rowe Price Large Cap Growth	5,260,621	—	174,960	94,617,949
T. Rowe Price Large Cap Value	6,712,495	—	3,213,065	191,590,247
T. Rowe Price Mid Cap Growth	813,463	5,822,230	—	48,114,565
Third Avenue Small Cap Value	158,225	—	—	96,735,261
Van Eck Global Natural Resources	407,597	3,253,943	—	47,068,072
Van Kampen Comstock	1,815,748	—	2,211,495	143,895,890
Western Asset Management Strategic Bond Opportunities	281,943	—	1,755,715	47,577,472
Western Asset Management U.S. Government	(96,082)	—	6,986,717	330,265,440

	$89,802,267	$60,843,592	$112,378,316	$4,761,046,117

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2012	2011	2012	2011	2012	2011
$125,480,768	$82,509,082	$—	$—	$125,480,768	$82,509,082

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$115,871,310	$8,559,521	$432,589,388	$—	$557,020,219

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

MIST-13

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-14

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Moderate Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Moderate Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Moderate Strategy Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-15

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-17

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Moderate Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Moderate Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Moderate Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-18

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in

MIST-19

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Moderate Strategy Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2012, and outperformed the median of its Performance Universe and Lipper Index for the three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-, three- and five-year periods ended October 31, 2012. The Board noted that Wilshire Associates, an independent consultant previously hired by the Adviser, provides research and consulting services with respect to the Portfolio’s allocation targets and investments in Underlying Portfolios. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Moderate Strategy Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with

MIST-20

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Moderate Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board

MIST-21

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios and concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-22

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-23

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed by MetLife Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

Since its inception on November 5, 2012, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 1.60%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 2.04% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Since the Portfolio’s launch in early November to the end of year, the equity markets rose and fixed income markets fell. The period following the United States (“U.S.”) presidential election put short-term negative pressure on the equity markets, but global signs of recovery and further liquidity from central banks restored the “risk-on” trend and equity indices increased through mid-December. In the last few weeks of the year, concern over the resolution of the “fiscal cliff” by Congress led to broad based equity declines and gains in U.S. Treasuries as the market positions became more defensive.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Multi-Index Targeted Risk Portfolio (“MITR”) was composed of two segments. Approximately 75% of the Portfolio’s assets (the “Base Sleeve”) were invested in a variety of underlying index portfolios of the Metropolitan Series Fund to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 35% to equities. The “Base Sleeve” was managed by the Investment Committee of MetLife Advisers, LLC. The remaining 25% of the Portfolio’s assets (the “Overlay Sleeve”) were invested in cash and money market instruments that served as the collateral for derivative instruments used for two purposes: first, to keep the Portfolio’s overall volatility level within the desired range by changing the Portfolio’s equity exposure in response to market volatility; and second, to manage the Portfolio’s duration. The “Overlay Sleeve” was managed by MetLife Investment Management, LLC.

Within the “Overlay Sleeve”, a quantitative approach was used to manage the Portfolio’s volatility level based on market signals driven by realized equity price volatility. During the period, realized equity volatility was slightly above its long-term average, which resulted in the “Overlay Sleeve” holding an equity level slightly below 25% for most of the period. When coupled with the mostly static 35% equity exposure in the “Base Sleeve”, this resulted in an equity exposure that, while consistent with the volatility model, was on average slightly below the 60% neutral benchmark weight for equities. This underweighting of equities led to underperformance relative to the benchmark index as equities ended the period higher.

Derivatives were a significant component of the Portfolio during the period. Both equity and interest rate futures were used to manage total market exposures. Equity futures were effectively used to keep the total portfolio volatility within the desired range. Interest Rate futures were used to add interest rate exposure to the overall Portfolio. Interest rate exposure tends to act as a diversifier to equity. During the period, while equities rose, U.S. Treasuries fell and the interest rate futures reduced the total Portfolio return slightly.

As of 12/31/2012, the Portfolio was allocated 61% to equity 39% to fixed income. Cash investments in the “Base Sleeve” were invested in passively managed index portfolios to create an equity exposure of approximately 35%. The total equity exposure was distributed across domestic and international equity indices as follows: 29% in U.S. Large Cap, 9% in U.S. Mid Cap, 5% in U.S. Small Cap and 18% in International Equity. The fixed income exposure was gained through an index portfolio that replicates the Barclays U.S. Aggregate Bond Index. The underlying index portfolios used in the “Base Sleeve” performed in line with expectations.

The base sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The overlay sleeve is subadvised by:

Chris Johnson

Portfolio Manager

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

METLIFE MULTI-INDEX TARGETED RISK PORTFOLIO MANAGED BY
METLIFE ADVISERS, LLC AND METLIFE INVESTMENT MANAGEMENT, LLC VS. DOW JONES MODERATE INDEX1

CUMULATIVE RETURN2 (%) (FOR THE PERIOD ENDED DECEMBER 31, 2012)

Since Inception[3]
MetLife Multi-Index Targeted Risk Portfolio
Class B	1.60
Dow Jones Moderate Index[1]	2.04

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Cumulative Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/5/2012. Index returns are based on an inception date of 11/5/2012.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Barclays Capital Aggregate Bond Index Portfolio (Class A)	39.6
MetLife Stock Index Portfolio (Class A)	17.0
MSCI EAFE Index Portfolio (Class A)	10.2
MetLife Mid Cap Stock Index Portfolio (Class A)	5.0
Russell 2000 Index Portfolio (Class A)	3.1

Top Sectors

% of Market Value of Total Investments
Mutual Funds	76.8
Cash & Cash Equivalents	23.2

MIST-2

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 5, 2012 through December 31, 2012.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value November 5, 2012(a)	Ending Account Value December 31, 2012	Expenses Paid During Period** November 5, 2012 to December 31, 2012
Class B(a)(b)(c)	Actual	0.65%	$1,000.00	$1,016.00	$1.02
	Hypothetical*	0.65%	$1,000.00	$1,006.78	$1.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (57 days) in the most recent fiscal period, divided by 366 (to reflect the eight week period).

(a) Commencement of operations was 11/05/2012.

(b) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(c) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-3

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2012

Mutual Funds—74.9% of Net Assets

Security Description	Shares/Principal Amount*	Value

Affiliated Investment Companies—74.9%
Barclays Capital Aggregate Bond Index Portfolio (Class A) (a)	815,881	$9,456,060
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	83,245	1,204,551
MetLife Stock Index Portfolio (Class A) (a)	121,281	4,053,202
MSCI EAFE Index Portfolio (Class A) (a)	208,393	2,442,369
Russell 2000 Index Portfolio (Class A) (a)	50,161	730,342

Total Mutual Funds (Cost $17,737,097)		17,886,524

Short-Term Investments—22.7%

Discount Notes—10.5%
Fannie Mae Discount Notes 0.051%, 02/20/13 (b)	1,900,000	1,899,868
0.069%, 02/20/13 (b)	600,000	599,946

		2,499,814

U.S. Treasury—12.2%
U.S. Treasury Bills 0.029%, 05/02/13 (b)	300,000	299,899
0.062%, 05/02/13 (b)	100,000	99,973
0.066%, 05/02/13 (b)	250,000	249,929
0.077%, 05/02/13 (b)	100,000	99,963
0.077%, 05/02/13 (b)	200,000	199,916
0.081%, 05/02/13 (b)	100,000	99,974
0.086%, 05/02/13 (b)	250,000	249,945
0.091%, 05/02/13 (b)	200,000	199,946
0.096%, 05/02/13 (b)	200,000	199,949

U.S. Treasury—(Continued)
U.S. Treasury Bills 0.112%, 05/02/13 (b)	100,000	$99,979
0.121%, 05/02/13 (b)	200,000	199,936
0.122%, 05/02/13 (b)	700,000	699,718
0.126%, 05/02/13 (b) (c)	200,000	199,939

		2,899,066

Total Short-Term Investments (Cost $5,398,880)		5,398,880

Total Investments—97.6% (Cost $23,135,977) (d)		23,285,404
Other assets and liabilities (net)—2.4%		582,893

Net Assets—100.0%		$23,868,297

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2012, the market value of securities pledged was $90,000.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $23,135,977. The aggregate unrealized appreciation and depreciation of investments were $153,152 and $(3,725), respectively, resulting in net unrealized appreciation of $149,427 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$17,886,524	$—	$—	$17,886,524
Short-Term Investments
Discount Notes	—	2,499,814	—	2,499,814
U.S. Treasury	—	2,899,066	—	2,899,066
Total Short-Term Investments	—	5,398,880	—	5,398,880
Total Investments	$17,886,524	$5,398,880	$—	$23,285,404

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$67,787	$—	$—	$67,787
Future Contracts (Unrealized Depreciation)	(15,431)	—	—	(15,431)
Total Futures Contracts	$52,356	$—	$—	$52,356

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$5,398,880
Affiliated investments at value (b)		17,886,524
Cash collateral for futures contracts		259,142
Receivable for fund shares sold		1,629,528
Net variation margin on futures contracts		127,325
Receivable from investment adviser		81,024

Total Assets		25,382,423

Liabilities
Due to custodian	$181,508
Payables for:
Investments purchased	1,222,089
Fund shares redeemed	77
Variation margin on futures contracts	10,313
Accrued Expenses:
Management fees	2,272
Distribution and service fees—Class B	3,197
Administration fees	2,705
Custodian and accounting fees	5,502
Deferred trustees’ fees	1,974
Other expenses	84,489

Total Liabilities		1,514,126

Net Assets		$23,868,297

Net assets represented by
Paid in surplus		$23,636,215
Accumulated net realized gain		32,273
Unrealized appreciation on affiliated investments and futures contracts		201,783
Accumulated net investment loss		(1,974)

Net Assets		$23,868,297

Net Assets
Class B		$23,868,297
Capital Shares Outstanding*
Class B		2,349,452
Net Asset Value, Offering Price and Redemption Price Per Share
Class B		$10.16

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $5,398,880.
(b)	Identified cost of affiliated investments was $17,737,097.

Statement of Operations

Period Ended December 31, 2012(a)

Investment Income
Interest		$428

Total investment income		428
Expenses
Management fees	$2,976
Administration fees	2,705
Custodian and accounting fees	5,502
Distribution and service fees—Class B	4,190
Audit and tax services	30,415
Legal	102,765
Trustees’ fees and expenses	4,265
Shareholder reporting	2,000
Miscellaneous	3,553

Total expenses	158,371
Less expenses reimbursed by the Adviser	(148,313)

Net expenses	10,058

Net Investment Loss		(9,630)

Net Realized and Unrealized Gain
Net realized gain on futures contracts		35,739

Net change in unrealized appreciation on:
Affiliated investments		149,427
Futures contracts		52,356

Net change in unrealized appreciation		201,783

Net realized and unrealized gain		237,522

Net Increase in Net Assets From Operations		$227,892

(a)	Commencement of operations was 11/05/2012.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statement of Changes in Net Assets

Period Ended December 31, 2012(a)
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(9,630)
Net realized gain	35,739
Net change in unrealized appreciation	201,783

Net increase in net assets resulting from operations	227,892

Net increase in net assets from capital share transactions	23,640,405

Net Increase in Net Assets	23,868,297

Net Assets
Net assets at beginning of period	—

Net assets at end of period	$23,868,297

Accumulated net investment loss at end of period	$(1,974)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended December 31, 2012(a)
	Shares	Value
Class B
Sales	2,349,640	$23,642,306
Redemptions	(188)	(1,901)

Net increase	2,349,452	$23,640,405

Increase derived from capital shares transactions		$23,640,405

(a)	Commencement of operations was 11/05/2012.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Period Ended December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.01)
Net realized and unrealized gain on investments	0.17

Total from investment operations	0.16

Net Asset Value, End of Period	$10.16

Total Return (%) (c)	1.60	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (g)	9.45	(e)
Ratio of net expenses to average net assets (%) (f)(g)	0.60	(e)
Ratio of net investment loss to average net assets (%)	(0.57	)(e)
Portfolio turnover rate (%)	0	(d)(h)
Net assets, end of period (in millions)	$23.9

(a)	Commencement of operations was 11/05/2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(h)	There were no long term sale transactions during the period ended December 31, 2012.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”) (commenced operations on November 5, 2012), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

MIST-9

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

MIST-10

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to, distribution and service fees and ordinary loss netting to reduce short-term capital gains. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Management, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

MIST-11

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser (Overlay Portion managed by the Subadviser) for the period ended December 31, 2012	% per annum	Average Daily Net Assets of the Overlay Portion
$2,138	0.500%	First $250 Million
	0.485%	$250 Million to $500 Million
	0.475%	$500 Million to $1 Billion
	0.450%	Over $1 Billion

Management Fees earned by the Adviser (Base Portion managed by MLA) for the period ended December 31, 2012	% per annum	Average Daily Net Assets of the Base Portion
$838	0.070%	First $500 Million
	0.060%	$500 Million to $1 Billion
	0.050%	Over $1 Billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MLA a management fee through its investment in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until November 30, 2013. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement	Expenses Deferred in 2012 Subject to repayment until December 31,
Class B	2017

0.60%	$148,313

Amounts waived for the period ended December 31, 2012 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of December 31, 2012, there was $148,313 in expense deferrals eligible for recoupment by the Adviser.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

MIST-12

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$17,737,097	$—	$—

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location
Interest rates			Unrealized depreciation on futures contracts*	$(15,431)
Equity	Unrealized appreciation on futures contracts*	$67,787

Total		$67,787		$(15,431)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

MIST-13

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Transactions in derivative instruments during the period ended December 31, 2012, were as follows:

Statement of Operations Location—Net Realized Gain	Interest Rate	Equity	Total
Futures contracts	$5,817	$29,922	$35,739

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$(15,431)	$67,787	$52,356

For the period ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Futures contracts long	$4,102,900

(a)	Averages are based on activity levels during 2012.

6. Futures Contracts

The futures contracts outstanding as of December 31, 2012 were as follows:

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation/ (Depreciation)
MSCI EAFE E-Mini Index Futures	03/15/13	21	$1,669,651	$31,664
Russell 2000 Mini Index Futures	03/15/13	7	579,540	13,080
S&P 500 E-Mini Index Futures	03/15/13	40	2,826,034	14,166
S&P Midcap 400 E-Mini Index Futures	03/15/13	8	805,603	8,877
U.S. Treasury Note 10 Year Futures	03/19/13	60	7,982,306	(15,431)

Net Unrealized Appreciation				$52,356

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the period ended December 31, 2012 is as follows:

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the period ended December 31, 2012 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
Barclays Capital Aggregate Bond Index Portfolio (Class A)	—	815,881	—	815,881
MetLife Mid Cap Stock Index Portfolio (Class A)	—	83,245	—	83,245
MetLife Stock Index Portfolio (Class A)	—	121,281	—	121,281
MSCI EAFE Index Portfolio (Class A)	—	208,393	—	208,393
Russell 2000 Index Portfolio (Class A)	—	50,161	—	50,161

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2012
Barclays Capital Aggregate Bond Index Portfolio (Class A)	$—	$—	$—	$9,456,060
MetLife Mid Cap Stock Index Portfolio (Class A)	—	—	—	1,204,551
MetLife Stock Index Portfolio (Class A)	—	—	—	4,053,202
MSCI EAFE Index Portfolio (Class A)	—	—	—	2,442,369
Russell 2000 Index Portfolio (Class A)	—	—	—	730,342

	$—	$—	$—	$17,886,524

MIST-14

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

10. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2012 were as follows:

Ordinary Income	Long-Term Capital Gain	Total
$—	$—	$—

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforward and Deferrals	Total
$31,777	$52,851	$149,427	$—	$234,055

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

11. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-15

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Multi-Index Targeted Risk Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Multi-Index Targeted Risk Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period November 5, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from the brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Multi-Index Targeted Risk Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations, the changes in net assets, and the financial highlights for the period November 5, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-18

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of the Met Investors Series Trust (the “Trust”) held on August 14-15, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), initially approved the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and MetLife Investment Advisors Company, LLC (the “Subadviser”) for the MetLife Multi-Index Target Risk Portfolio, a new series of the Trust (the “Portfolio”).

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Subadviser relating to the Portfolio, the Adviser and the Subadviser, including comparative fee and expense information for an appropriate peer group of similar mutual funds, back-tested performance information for the Portfolio’s proposed strategy, and other information regarding the nature, extent and quality of services to be provided by the Adviser and the Subadviser under their respective Agreements. The Independent Trustees also assessed a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding fees and expenses, and other information provided by, or at the direction of, the Adviser and Subadviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to approve the Agreements at the August meeting, the Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed initial approval of the Agreements. The Board also received a presentation from management regarding the Portfolio at its May 22-23, 2012 meeting, and received presentations regarding the Portfolio from the Subadviser on July 11, 2012 and on August 14, 2012, during which representatives of the Adviser and the Subadviser responded to questions from the Independent Trustees. The Independent Trustees also discussed the proposed initial approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser and the Subadviser; (2) the Adviser’s and the Subadviser’s personnel and operations; (3) the financial condition of the Adviser and of the Subadviser; (4) the level and method of computing the Portfolio’s proposed advisory and subadvisory fees; (5) the anticipated profitability of the Adviser under the Advisory Agreement and of the Subadviser under the Sub-Advisory Agreement; (6) any “fall-out” benefits to the Adviser, the Subadviser and their affiliates (i.e., ancillary benefits realized by the Adviser, the Subadviser or their affiliates from the Adviser’s or Subadviser’s relationship with the Trust); (7) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (8) fees paid by any comparable institutional and retail accounts; and (9) possible conflicts of interest, including the Adviser’s affiliation with the Subadviser. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolio, the Board took into account the extensive responsibilities that the Adviser would have as investment adviser to the Portfolio, including the provision of investment advisory services to the Portfolio, the selection of the Subadviser for the Portfolio and oversight of the Subadviser’s compliance with the Portfolio’s policies and objective, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolio. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolio’s other service providers was also considered. The Board also evaluated the expertise and performance of the personnel who would be overseeing the Subadviser and compliance with the Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (the “CCO”) regarding the Portfolio’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolio. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year. The Board also took into consideration the quality of services the Adviser provided to other portfolios of the Trust.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust. In addition, the Board considered the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolio. In its review, the Board also received and took into account information regarding any services and/or payments to be provided to the Adviser by the Subadviser in connection with marketing activities.

With respect to the services to be provided by the Subadviser, the Board considered information provided to the Board by the Subadviser. The Board considered the Subadviser’s current level of staffing and its overall resources, as well as its compensation

MIST-19

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

program. The Board reviewed the Subadviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadviser’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered, among other things, the Subadviser’s compliance program and its disciplinary history. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff would be conducting regular, periodic compliance reviews with the Subadviser and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of the Subadviser and procedures reasonably designed by the Subadviser to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of the Subadviser. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolio.

The Board considered the Subadviser’s investment process and philosophy. The Board took into account that the Subadviser’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed the Subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and by the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolio.

Performance. The Board took into account that the Portfolio utilizes a relatively unique investment strategy designed to manage volatility, and noted the unavailability of comparable performance information for this type of strategy, however, the Board did review performance information for certain components of the Portfolio’s investment strategy.

Fees and expenses. The Board gave substantial consideration to the proposed management fee payable under the Advisory Agreement and the proposed subadvisory fee payable under the Sub-Advisory Agreement. In addition, the Independent Trustees reviewed a report prepared by Bobroff Consulting, Inc., an independent consultant (“Bobroff”), which analyzed the proposed fees to be paid by the Portfolio in light of fees paid to other investment managers by other somewhat comparable funds, as applicable, and the method of computing the Portfolio’s proposed fee. In addition, the Board considered the Portfolio’s proposed management fee and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolio as determined by Bobroff. The Board took into account the limited usefulness of the peer group in which the Portfolio was included for comparative purposes. In comparing the Portfolio’s proposed management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the subadvisory fee for the Portfolio would be paid by the Adviser, not the Portfolio, out of the management fee. The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with the Portfolio, pursuant to which the Adviser would agree to waive a portion of its management fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

The Board also compared the proposed subadvisory fee to be paid by the Adviser to the fees charged by the Subadviser to manage other funds and funds not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

The Board considered that, according to a report prepared by Bobroff, the Portfolio’s proposed management fee was above the medians of the peer groups. The Board also considered that the Portfolio’s estimated total expenses (exclusive of 12b-1 fees) were below the median of one peer group and above the median of the other peer group. The Board took into account management’s discussion of the Portfolio’s estimated expenses and also noted that the Subadviser had agreed to waive its subadvisory fee for the Portfolio’s first three months of operations, and that the Adviser had also agreed to waive a portion of its advisory fee equal to the amount of the subadvisory fee waiver for the Portfolio’s first three months of operations. After consideration of all relevant factors, the Board concluded that the proposed management and subadvisory fees were consistent with industry norms and were fair and reasonable in light of the services to be provided.

Profitability. The Board examined the anticipated profitability of the Adviser with respect to the Portfolio. The Board noted that a major component of profitability of the Adviser would be the margin between the management fee that the Adviser would receive from

MIST-20

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio and the portion of that fee the Adviser would pay to the Subadviser. The Board also took into account the costs borne by the Adviser’s affiliates that support the operations of the Adviser, as well as considered the profitability of the insurance product, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement. The Board also considered that the Trust’s distributor, MetLife Investors Distribution Company, would receive Rule 12b-1 payments to support the distribution of the product. The Board concluded after discussions with management that the anticipated profitability of the Adviser and its affiliates from their relationship with the Portfolio was reasonable in light of all relevant factors.

In considering the anticipated profitability to the Subadviser and its affiliates of their relationships with the Portfolio, the Board noted that the proposed subadvisory fee under the Sub-Advisory Agreement would be paid by the Adviser out of the management fee that it would receive under the Advisory Agreement. However, the Board placed more reliance on the fact the proposed subadvisory fee would be paid by the Adviser than on the Subadviser’s anticipated profitability.

Economies of scale. The Board also considered the probable effect of the Portfolio’s growth in size on its performance and fees. The Board noted that the proposed management and subadvisory fees each contained breakpoints that would reduce the fee rate above specified asset levels. The Board also took into account that the proposed subadvisory fee would be paid by the Adviser out of the management fee. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the proposed advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the distributor for the Trust, and, as such, would receive payments pursuant to Rule 12b-1 from the Portfolio to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that anticipated ancillary benefits that may accrue to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolio are fair and reasonable in light of the anticipated costs of providing investment management and other services to the Portfolio and the ongoing commitment of the Adviser to the Portfolio.

The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to the Subadviser and its affiliates by virtue of the Subadviser’s relationships to the Portfolio were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolio and the ongoing commitment of the Subadviser to the Portfolio.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadviser’s affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or the Subadviser in connection with the services to be provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the Portfolio and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the Underlying Portfolios.

Conclusion. In considering the initial approval of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to the Portfolio.

MIST-21

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-22

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the MFS® Emerging Markets Equity Portfolio returned 19.10% and 18.90%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets (EM) IndexSM1, returned 18.22% over the same period.

MARKET ENVIRONMENT / CONDITIONS

In the aftermath of additional liquidity measures by the Federal Reserve Bank (“Fed”) in the form of Operation Twist (where the Fed sought to depress interest rates by buying longer term Treasuries while selling short term bills), the European Central Bank (“ECB”) in the form of Long-Term Refinancing Operations, and a commensurate improvement in macroeconomic conditions, the beginning of the period was characterized by a risk-on sentiment. During this time, global equity valuations rose, credit spreads contracted, and high quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not rise.

However, this renewed weakness in fundamentals precipitated a further round of monetary easing by the Fed (“QE3”) and the ECB (rate cut and a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in Consumer Discretionary contributed to performance relative to the MSCI Emerging Markets Index. Within the sector, holdings of fashion retailer Mr Price Group (South Africa) and automaker Geely Automobile Holdings (Hong Kong) benefited relative returns as both stocks turned in strong performance over the period. The timing of the Portfolio’s ownership in shares of private education provider Kroton Educacional (Brazil) also helped.

Stock selection in the Consumer Staples sector was another primary contributor to relative performance. Here, holdings of retail chain operator O’Key Group (Russia) and convenience store operator CP ALL (Thailand) benefited relative performance as both stocks outpaced the benchmark over the reporting period.

Security selection in both the Industrials and Information Technology sectors also positively impacted relative results. Within the Industrials sector, holdings of airport facilities manager Grupo Aeroportuario del Sureste (Mexico) strengthened relative performance as the stock traded significantly higher during the period. There were no individual securities within the Information Technology sector that were among the Portfolio’s top relative contributors for the period.

Elsewhere, holdings of banking firm ICICI Bank (India) and derivative exchange operator Bolsa Mexicana de Valores (Mexico) aided relative results as both stocks outperformed the broad market. An underweight position in poor-performing oil company Petroleo Brasileiro (Brazil), and not holding shares of OGX Petroleo e Gas Participacoes (Brazil), also aided relative returns.

Stock selection in the Energy sector held back relative performance. Here, holdings of oil drilling rig manufacturer Lamprell (United Arab Emirates), oil and gas exploration companies INPEX (Japan), and Bankers Petroleum (Canada) weakened relative results.

Security selection in both the Telecommunication Services and Health Care sectors was another factor that detracted from relative performance. Within the Telecommunication Services sector, holdings of telecommunications service provider China Unicom Hong Kong weakened relative results. There were no individual securities within the Health Care sector that were among the Portfolio’s top relative detractors for the period.

Stocks in other sectors that weakened relative performance included automotive parts manufacturer Mando (South Korea), automaker Kia Motors (South Korea), mining company Iluka Resources (Australia), supermarket operator E-Mart Company (South Korea), and housing construction company Urbi Desarrollos Urbanos (Mexico).

At period end we continued to favor small and mid-capitalization names in emerging markets where we feel we can drive value for our shareholders given our local presence. Additionally, these are companies that we believe should continue to benefit from the growing middle class and growing disposable income in this part of the world. Over the last two years we have witnessed many of the higher quality, large capitalization companies underperform the general market. We believe at some point these big underperformers are going to become inexpensive and the small, mid-capitalization stocks that have executed well may start to look expensive. Lastly, we had run a slight underweight to Asia throughout the year. At year end valuations in Asia had become more attractive relative to expected growth. Until recently, many of these companies traded at hefty valuation premiums to the rest of the emerging markets, however, they have come down significantly on slowdown fears, especially in China.

One of the sectors where we have been running a fairly large overweight throughout the course of the year has been Retailing. Even though we have been overweight, our intent is not to drive performance through either sector or country selection, instead it’s

MIST-1

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

through stock selection. That said, the Retailing sector and more specifically our positions in both South African and Russian retailers have done well for us in 2012. We executed our strategy as expected, though valuation moved higher causing us to trim some of our better performing retail names during the second half of the year. As of year end, we liked the Retailing sector due to the fact that household debt is low while wages continue a steady upward path.

Over the course of the year we had been actively moving to lower our underweight position in Basic Materials as many of the Metal and Mining names have reached what we believe are attractive levels and opportunistic entry points. Many of the commodity companies came under pressure in 2012 as the continued slowdown in China spooked investors. During the fourth quarter we visited China and concluded that the demand from that part of the world was going to be reasonably strong for iron ore, benefiting one of our Brazilian holdings.

The energy complex in emerging markets is different from global energy names as many of the companies in the emerging market index are either government owned or have some form of government participation. Energy has always been thought of as a strategic asset by many in the developing part of the world. As of period end we were still underweight Energy in our emerging markets strategy and the area where we are most underweight is the Chinese Market.

Jose Luis Garcia

Robert Lau

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

MFS® EMERGING MARKETS EQUITY PORTFOLIO MANAGED BY

MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. MSCI EMERGING MARKETS (EM) INDEXSM1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[3]
MFS® Emerging Markets Equity Portfolio
Class A	19.10	-1.88	4.26
Class B	18.90	-2.13	3.98
MSCI Emerging Markets (EM) IndexSM1	18.22	-0.92	5.90

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The MSCI Emerging Markets (EM) IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A and Class B shares is 5/1/2006. Index returns are based on an inception date of 5/1/2006.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Samsung Electronics Co., Ltd.	4.7
Taiwan Semiconductor Manufacturing Co., Ltd.	3.6
Hon Hai Precision Industry Co., Ltd.	1.9
China Construction Bank Corp. - Class H	1.8
Vale S.A. (ADR)	1.7
Naspers, Ltd.—N Shares	1.7
China Unicom Hong Kong, Ltd.	1.6
Li & Fung, Ltd.	1.6
Standard Chartered plc	1.6
Bank of China, Ltd. - Class H	1.6

Top Countries

% of Market Value of Total Investments
Brazil	15.8
Hong Kong	11.6
South Korea	9.9
Taiwan	9.1
India	7.9
China	7.4
Russia	6.4
Mexico	6.1
South Africa	5.0
Thailand	2.7

MIST-3

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS® Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	1.05%	$1,000.00	$1,127.70	$5.62
	Hypothetical*	1.05%	$1,000.00	$1,019.86	$5.33

Class B	Actual	1.30%	$1,000.00	$1,125.50	$6.95
	Hypothetical*	1.30%	$1,000.00	$1,018.60	$6.60

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—99.9% of Net Assets

Security Description	Shares	Value

Argentina—0.3%
Arcos Dorados Holdings, Inc. - Class A (a)	305,920	$3,658,803

Australia—1.2%
Iluka Resources, Ltd. (a)	1,550,031	15,020,959

Brazil—15.8%
Abril Educacao S.A.	218,900	4,307,733
Anhanguera Educacional Participacoes S.A.	263,900	4,508,457
Arezzo Industria e Comercio S.A.	184,160	3,562,565
Banco Santander Brasil S.A.	889,000	6,488,569
BM&FBovespa S.A.	1,647,700	11,501,498
Brasil Brokers Participacoes S.A.	1,898,800	6,365,420
Brasil Insurance Participacoes e Administracao S.A.	896,000	8,728,112
Brazil Pharma S.A.	739,000	5,196,515
CETIP S.A. - Mercados Organizados	495,040	6,179,063
Cia de Bebidas das Americas (ADR)	294,572	12,369,078
CIA Hering	153,900	3,181,582
Diagnosticos da America S.A.	439,700	2,857,410
EDP - Energias do Brasil S.A.	801,600	4,927,656
Embraer S.A. (ADR)	173,670	4,951,332
Estacio Participacoes S.A.	263,040	5,433,444
Fleury S.A.	457,300	5,155,229
Gerdau S.A. (ADR) (a)	939,300	8,444,307
Itau Unibanco Holding S.A. (ADR)	431,793	7,107,313
Kroton Educacional S.A. (b)	178,776	4,038,286
Lojas Renner S.A.	100,400	3,928,281
LPS Brasil Consultoria de Imoveis S.A.	374,900	6,937,599
M Dias Branco S.A.	225,600	8,653,926
Odontoprev S.A.	542,700	2,867,307
PDG Realty S.A. Empreendimentos e Participacoes	1,744,700	2,884,316
Petroleo Brasileiro S.A. (ADR)	612,012	11,915,874
Raia Drogasil S.A.	325,300	3,677,138
Tim Participacoes S.A. (ADR)	303,408	6,013,547
Totvs S.A.	147,300	2,900,770
Tractebel Energia S.A.	139,900	2,279,333
Transmissora Alianca de Energia Eletrica S.A.	410,630	4,374,309
Vale S.A. (ADR)	1,011,000	21,190,560

		192,926,529

Chile—1.1%
Aguas Andinas S.A. - Class A	12,637,009	9,016,632
Banco Santander Chile (ADR) (a)	81,441	2,320,254
ENTEL Chile S.A.	118,625	2,451,880

		13,788,766

China—7.5%
Anhui Conch Cement Co., Ltd. - Class H (a)	3,343,000	12,437,936
Bank of China, Ltd. - Class H	41,693,000	18,983,522
China Construction Bank Corp. - Class H	26,615,060	21,691,388
China Pacific Insurance Group Co., Ltd. - Class H	4,095,200	15,358,935
China Shenhua Energy Co., Ltd. - Class H	2,367,000	10,575,498
Guangzhou Automobile Group Co., Ltd. -Class H (a)	9,006,000	8,114,841

China—(Continued)
Wumart Stores, Inc. - Class H (a)	1,933,000	$4,175,222

		91,337,342

Colombia—0.2%
BanColombia S.A. (ADR)	40,327	2,684,972

Cyprus—0.5%
Global Ports Investments plc (GDR)	387,820	5,468,262

Czech Republic—1.1%
Komercni Banka A.S.	60,760	12,856,079

Hong Kong—11.6%
Ajisen China Holdings, Ltd. (a)	6,681,000	6,472,967
China Mobile, Ltd.	616,500	7,221,590
China Unicom Hong Kong, Ltd. (a)	12,020,000	19,459,207
CNOOC, Ltd.	4,325,000	9,496,647
Dairy Farm International Holdings, Ltd.	658,800	7,191,425
First Pacific Co., Ltd.	6,026,800	6,677,436
Geely Automobile Holdings, Ltd. (a)	19,175,000	9,146,180
Hang Lung Properties, Ltd.	3,221,000	12,914,617
Hengan International Group Co., Ltd. (a)	468,000	4,220,913
Li & Fung, Ltd. (a)	10,666,000	19,217,522
Shangri-La Asia, Ltd.	3,490,000	7,032,349
Sinotruk Hong Kong, Ltd. (a)	11,343,000	8,728,537
Stella International Holdings, Ltd.	5,707,500	15,471,937
VTech Holdings, Ltd. (a)	749,800	8,424,613

		141,675,940

India—7.9%
Crompton Greaves, Ltd.	1,206,445	2,565,404
Dabur India, Ltd.	6,177,602	14,533,381
Dish TV India, Ltd. (b)	8,068,495	11,258,197
Exide Industries, Ltd.	1,594,838	4,193,923
Housing Development Finance Corp.	568,318	8,660,088
ICICI Bank, Ltd.	852,682	17,956,774
MOIL, Ltd.	947,655	4,575,321
Reliance Industries, Ltd.	1,172,535	18,112,294
Steel Authority of India, Ltd.	5,887,931	9,787,176
Thermax, Ltd.	419,030	4,734,539

		96,377,097

Indonesia—1.8%
Bank Negara Indonesia Persero Tbk PT	24,831,500	9,569,194
Mitra Adiperkasa Tbk PT	4,493,000	3,145,854
XL Axiata Tbk PT	15,384,000	9,135,058

		21,850,106

Japan—1.8%
Chugoku Marine Paints, Ltd. (a)	1,042,000	6,222,425
GLORY, Ltd.	355,400	8,232,577
Inpex Corp.	1,481	7,903,878

		22,358,880

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Luxembourg—1.0%
Tenaris S.A. (ADR) (a)	186,682	$7,825,709
Ternium S.A. (ADR)	188,414	4,437,150

		12,262,859

Malaysia—1.3%
Astro Malaysia Holdings Bhd	3,856,800	3,798,061
CIMB Group Holdings Berhad	2,048,500	5,116,778
Top Glove Corp. Berhad	3,776,200	6,963,430

		15,878,269

Mexico—6.1%
Alfa S.A.B. de C.V. - Class A (a)	1,571,760	3,341,402
America Movil S.A.B. de C.V. - Series L (ADR)	638,436	14,773,409
Arca Continental S.A.B. de C.V. (a)	559,915	4,168,294
Bolsa Mexicana de Valores S.A.B. de C.V.	1,980,000	4,993,540
Genomma Lab Internacional S.A.B. de C.V. - Class B (a) (b)	3,237,500	6,652,174
Grupo Aeroportuario del Sureste S.A.B. de C.V. (ADR)	37,552	4,280,928
Grupo Financiero Banorte S.A.B. de C.V. - Class O	496,000	3,202,859
Grupo Financiero Santander Mexico S.A.B. de C.V. - Class B (ADR) (b)	354,650	5,738,237
Grupo Mexico S.A.B. de C.V., Series B	1,583,446	5,712,082
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A	1,588,437	4,079,753
Macquarie Mexico Real Estate Management S.A. de C.V. (144A) (b)	2,733,000	5,412,593
Mexichem S.A.B. de C.V. (a)	797,000	4,427,607
Promotora y Operadora de Infraestructura S.A.B. de C.V. (b)	666,300	4,432,962
Urbi Desarrollos Urbanos S.A.B. de C.V. (a) (b)	5,540,256	3,475,974

		74,691,814

Panama—0.3%
Copa Holdings S.A. - Class A	32,649	3,246,943

Peru—0.9%
Credicorp, Ltd.	75,973	11,134,603

Philippines—0.1%
BDO Unibank, Inc. (b)	441,433	784,256

Poland—0.7%
Bank Pekao S.A. (a)	153,060	8,350,263

Russia—6.4%
Gazprom OAO (ADR)	609,354	5,929,014
Gazprom OAO (GDR)	1,360,094	13,041,769
M Video OJSC	1,014,570	6,087,420
Metal and Metallurgical Co. Norilsk Nickel OJSC (ADR) (a)	256,362	4,724,752
Mobile Telesystems OJSC (ADR)	841,930	15,701,994
NovaTek OAO (GDR)	53,350	6,391,330
O’Key Group S.A. (GDR)	1,160,660	13,579,722
Sberbank of Russia	4,157,820	12,845,028

		78,301,029

South Africa—5.0%
Clicks Group, Ltd. (a)	1,460,930	$11,441,983
Gold Fields, Ltd.	754,320	9,361,919
Mr. Price Group, Ltd.	652,278	10,896,472
MTN Group, Ltd.	411,139	8,641,532
Naspers, Ltd. - N Shares	324,526	20,851,722

		61,193,628

South Korea—9.9%
E-Mart Co., Ltd.	53,513	11,907,360
Hana Financial Group, Inc.	388,640	12,705,248
Kia Motors Corp.	353,460	18,808,030
Mando Corp. (a)(b)	57,866	6,986,283
Samsung Electronics Co., Ltd.	39,753	56,895,496
Seoul Semiconductor Co., Ltd. (a)(b)	310,164	7,052,151
TK Corp. (b)	314,454	6,352,813

		120,707,381

Taiwan—9.1%
Asustek Computer, Inc.	1,168,000	13,188,759
Chinatrust Financial Holding Co., Ltd.	14,225,086	8,433,762
Formosa Plastics Corp.	1,801,000	4,894,274
Hon Hai Precision Industry Co., Ltd.	7,455,760	22,983,813
Siliconware Precision Industries Co.	16,881,000	18,067,034
Taiwan Semiconductor Manufacturing Co., Ltd.	12,951,842	43,348,682

		110,916,324

Thailand—2.7%
Asian Property Development PCL	18,571,800	5,160,520
Bangkok Bank PCL	2,296,300	14,717,412
CP ALL PCL	5,264,400	7,916,391
Minor International PCL	8,804,450	5,641,295

		33,435,618

Turkey—2.3%
Akbank TAS	1,222,220	6,043,370
BIM Birlesik Magazalar A.S.	84,677	4,147,924
Turkcell Iletisim Hizmetleri A.S. (b)	1,154,100	7,467,005
Turkiye Garanti Bankasi A.S. (a)	2,014,169	10,478,611

		28,136,910

United Arab Emirates—0.3%
Lamprell plc (a)	2,658,300	4,055,331

United Kingdom—1.6%
Standard Chartered plc (a)	745,756	19,021,336

United States—1.4%
Cognizant Technology Solutions Corp. - Class A (b)	225,050	16,664,953

Total Common Stocks (Cost $1,094,955,587)		1,218,785,252

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2012

Short-Term Investments—9.7%

Security Description	Shares/ Principal Amount*	Value

Mutual Fund—9.3%
State Street Navigator Securities Lending Prime Portfolio (c)	113,399,844	$113,399,844

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $4,595,003 on 01/02/13, collateralized by $4,690,000 Federal Home Loan Mortgage Corp. at 0.420% due 06/19/15 with a value of $4,690,000.	4,595,000	4,595,000

Total Short-Term Investments (Cost $117,994,844)		117,994,844

Total Investments—109.6% (Cost $1,212,950,431) (d)		1,336,780,096
Other assets and liabilities (net)—(9.6)%		(117,353,545)

Net Assets—100.0%		$1,219,426,551

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $108,090,573 and the collateral received consisted of cash in the amount of $113,399,844. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,230,733,052. The aggregate unrealized appreciation and depreciation of investments were $198,190,643 and $(92,143,599), respectively, resulting in net unrealized appreciation of $106,047,044 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $5,412,593, which is 0.4% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

Ten Largest Industries as of December 31, 2012 (Unaudited)	% of Net Assets
Commercial Banks	17.9
Semiconductors & Semiconductor Equipment	10.3
Oil, Gas & Consumable Fuels	6.8
Metals & Mining	6.8
Food & Staples Retailing	5.7
Wireless Telecommunication Services	5.1
Automobiles	3.0
Media	2.9
Real Estate Management & Development	2.6
Diversified Telecommunication Services	2.3

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$3,658,803	$—	$—	$3,658,803
Australia	—	15,020,959	—	15,020,959
Brazil	76,030,297	116,896,232	—	192,926,529
Chile	2,320,254	11,468,512	—	13,788,766
China	—	91,337,342	—	91,337,342
Colombia	2,684,972	—	—	2,684,972
Cyprus	5,468,262	—	—	5,468,262
Czech Republic	—	12,856,079	—	12,856,079
Hong Kong	—	141,675,940	—	141,675,940
India	—	96,377,097	—	96,377,097
Indonesia	—	21,850,106	—	21,850,106
Japan	—	22,358,880	—	22,358,880
Luxembourg	12,262,859	—	—	12,262,859
Malaysia	—	15,878,269	—	15,878,269
Mexico	74,691,814	—	—	74,691,814
Panama	3,246,943	—	—	3,246,943
Peru	11,134,603	—	—	11,134,603
Philippines	—	784,256	—	784,256
Poland	—	8,350,263	—	8,350,263
Russia	52,414,232	25,886,797	—	78,301,029
South Africa	—	61,193,628	—	61,193,628
South Korea	—	120,707,381	—	120,707,381
Taiwan	—	110,916,324	—	110,916,324
Thailand	18,718,206	14,717,412	—	33,435,618
Turkey	—	28,136,910	—	28,136,910
United Arab Emirates	—	4,055,331	—	4,055,331
United Kingdom	—	19,021,336	—	19,021,336
United States	16,664,953	—	—	16,664,953
Total Common Stocks	279,296,198	939,489,054	—	1,218,785,252
Short-Term Investments
Mutual Fund	113,399,844	—	—	113,399,844
Repurchase Agreement	—	4,595,000	—	4,595,000
Total Short-Term Investments	113,399,844	4,595,000	—	117,994,844
Total Investments	$392,696,042	$944,084,054	$—	$1,336,780,096

Collateral for securities loaned (Liability)	$—	$(113,399,844)	$—	$(113,399,844)

Transfers from Level 1 to Level 2 in the amount of $92,536,772 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,336,780,096
Cash denominated in foreign currencies (c)		21,205
Receivable for investments sold		388,172
Receivable for fund shares sold		293,278
Dividends receivable		667,566
Other assets		2,356

Total Assets		1,338,152,673

Liabilities
Due to custodian	$18,645
Payables for:
Fund shares redeemed	1,747,451
Foreign taxes	2,105,586
Collateral for securities loaned	113,399,844
Accrued Expenses:
Management fees	918,894
Distribution and service fees— Class B	132,857
Administration fees	5,932
Custodian and accounting fees	249,471
Deferred trustees’ fees	35,625
Other expenses	111,817

Total Liabilities		118,726,122

Net Assets		$1,219,426,551

Net assets represented by
Paid in surplus		$1,174,629,174
Accumulated net realized loss		(91,940,048)
Unrealized appreciation on investments and foreign currency transactions		121,725,786
Undistributed net investment income		15,011,639

Net Assets		$1,219,426,551

Net Assets
Class A		$578,116,744
Class B		641,309,807
Capital Shares Outstanding*
Class A		52,352,928
Class B		58,600,506
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$11.04
Class B		10.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,212,950,431.
(b)	Includes securities loaned at value of $108,090,573.
(c)	Identified cost of cash denominated in foreign currencies was $20,868.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$28,528,387
Interest		2,257
Securities lending income		840,467

Total investment income		29,371,111
Expenses
Management fees	$10,432,833
Administration fees	32,100
Custodian and accounting fees	1,540,141
Distribution and service fees—Class B	1,507,294
Audit and tax services	47,453
Legal	28,321
Trustees’ fees and expenses	28,816
Shareholder reporting	121,088
Insurance	1,728
Miscellaneous	4,688

Total expenses	13,744,462

Net Investment Income		15,626,649

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (b)		20,401,552
Foreign currency transactions		(581,776)

Net realized gain		19,819,776

Net change in unrealized appreciation on:
Investments (c)		161,782,206
Foreign currency transactions		14,355

Net change in unrealized appreciation		161,796,561

Net realized and unrealized gain		181,616,337

Net Increase in Net Assets From Operations		$197,242,986

(a)	Net of foreign withholding taxes of $2,923,851.
(b)	Net of foreign capital gains tax of $31,083.
(c)	Includes foreign capital gains tax of ($2,105,586).

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$15,626,649	$15,251,870
Net realized gain	19,819,776	101,898,004
Net change in unrealized appreciation (depreciation)	161,796,561	(329,135,315)

Net increase (decrease) in net assets resulting from operations	197,242,986	(211,985,441)

Distributions to Shareholders
From net investment income
Class A	(5,305,959)	(8,917,604)
Class B	(4,543,628)	(8,137,869)

Net decrease in net assets resulting from distributions	(9,849,587)	(17,055,473)

Net increase in net assets from capital share transactions	14,217,163	74,391,910

Net Increase (Decrease) in Net Assets	201,610,562	(154,649,004)

Net Assets
Net assets at beginning of period	1,017,815,989	1,172,464,993

Net assets at end of period	$1,219,426,551	$1,017,815,989

Undistributed net investment income at end of period	$15,011,639	$9,516,700

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	4,997,800	$50,964,051	11,177,578	$116,803,493
Reinvestments	504,369	5,305,959	751,272	8,917,604
Redemptions	(3,755,949)	(39,577,246)	(12,496,252)	(144,823,331)

Net increase (decrease)	1,746,220	$16,692,764	(567,402)	$(19,102,234)

Class B
Sales	8,331,678	$83,982,582	18,171,015	$193,946,840
Reinvestments	434,797	4,543,628	690,235	8,137,869
Redemptions	(8,861,268)	(91,001,811)	(10,056,880)	(108,590,565)

Net increase (decrease)	(94,793)	$(2,475,601)	8,804,370	$93,494,144

Increase derived from capital shares transactions		$14,217,163		$74,391,910

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.36	$11.65	$9.50	$5.75	$14.39

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.16	0.12	0.10	0.23
Net realized and unrealized gain (loss) on investments	1.63	(2.28)	2.15	3.79	(7.42)

Total from investment operations	1.78	(2.12)	2.27	3.89	(7.19)

Less Distributions
Distributions from net investment income	(0.10)	(0.17)	(0.12)	(0.14)	(0.19)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.26)

Total distributions	(0.10)	(0.17)	(0.12)	(0.14)	(1.45)

Net Asset Value, End of Period	$11.04	$9.36	$11.65	$9.50	$5.75

Total Return (%) (b)	19.10	(18.42)	24.00	69.17	(55.38)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.07	1.09	1.12	1.17	1.11
Ratio of net expenses to average net assets (%) (c)	1.07	1.09	1.12	1.17	1.11
Ratio of net investment income to average net assets (%)	1.50	1.50	1.19	1.39	2.34
Portfolio turnover rate (%)	29	40	35	92	108
Net assets, end of period (in millions)	$578.1	$473.5	$596.0	$419.7	$437.0

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.27	$11.56	$9.44	$5.71	$14.32

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.14	0.09	0.07	0.21
Net realized and unrealized gain (loss) on investments	1.62	(2.28)	2.13	3.79	(7.39)

Total from investment operations	1.75	(2.14)	2.22	3.86	(7.18)

Less Distributions
Distributions from net investment income	(0.08)	(0.15)	(0.10)	(0.13)	(0.17)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.26)

Total distributions	(0.08)	(0.15)	(0.10)	(0.13)	(1.43)

Net Asset Value, End of Period	$10.94	$9.27	$11.56	$9.44	$5.71

Total Return (%) (b)	18.90	(18.70)	23.65	68.95	(55.53)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.32	1.34	1.37	1.42	1.38
Ratio of net expenses to average net assets (%) (c)	1.32	1.34	1.37	1.42	1.38
Ratio of net investment income to average net assets (%)	1.25	1.30	0.90	0.94	2.21
Portfolio turnover rate (%)	29	40	35	92	108
Net assets, end of period (in millions)	$641.3	$544.3	$576.5	$340.7	$140.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS® Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Massachusetts Financial Services Company (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

MIST-14

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$10,432,833	1.050%	First $250 Million
	1.000%	$250 Million to $500 Million
	0.850%	$500 Million to $1 Billion
	0.750%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$354,038,564	$—	$326,596,223

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities

MIST-15

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$9,849,587	$17,055,473	$—	$—	$9,849,587	$17,055,473

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$19,394,369	$—	$103,943,500	$(78,504,868)	$44,833,001

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $78,504,868.

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-16

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Emerging Markets Equity Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Emerging Markets Equity Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-19

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MFS Emerging Markets Equity Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-20

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-21

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the MFS Emerging Markets Equity Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EMF Index, for the one- and three-year periods ended October 31, 2012, and underperformed its benchmark for the five-year period ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MFS Emerging Markets Equity Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size and the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule, and that effective January 1, 2013, the Adviser would begin waiving an additional portion of its advisory fee in order for shareholders to benefit from the reduced sub-advisory fee. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MIST-22

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MFS Emerging Markets Equity Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-23

Met Investors Series Trust

MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-24

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-25

Met Investors Series Trust

MFS® Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the MFS® Research International Portfolio returned 16.97%, 16.71%, and 16.83%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI All Country (AC) World (ex-U.S.) Index2, returned 17.32% and 16.83%, respectively over the same period.

MARKET ENVIRONMENT/CONDITIONS

In the aftermath of additional liquidity measures by the Federal Reserve Bank (“Fed”) in the form of Operation Twist (where the Fed sought to depress interest rates by buying longer term Treasuries while selling short term bills), the European Central Bank (“ECB”) in the form of Long-Term Refinancing Operations, and a commensurate improvement in macroeconomic conditions, the beginning of the period was characterized by a risk-on sentiment. During this time, global equity valuations rose, credit spreads contracted, and high quality sovereign yields increased modestly.

During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not rise.

However, this renewed weakness in fundamentals precipitated a further round of monetary easing by the Fed (“QE3”) and the ECB (rate cut and a new bond purchase facility) in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Stock selection in the Financial Services sector detracted from the Portfolio’s performance relative to the MSCI EAFE Index. Holdings of poor-performing Brazilian diversified bank Itau Unibanco Holding hindered relative performance.

Security selection in the Capital Goods sector also held back relative performance. Within the sector, holdings of Australian mining company Iluka Resources, parcel delivery services company Yamato Holdings (Japan), and domestic mining equipment manufacturer Joy Global hurt relative results as all three stocks posted weak returns for the period.

Elsewhere, the Portfolio’s ownership in shares of poor-performing telecommunications company China Unicom Hong Kong, oil and gas exploration company INPEX (Japan), pharmaceutical company Santen Pharmaceutical (Japan), digital camera and office equipment company Canon (Japan), and medical diagnostics company Diagnosticos Da America (Brazil) negatively impacted relative performance as all five stocks underperformed the benchmark during the reporting period.

Stock selection in the Health Care and Technology sectors supported relative performance. Within the Health Care sector, holdings of German healthcare products maker Bayer and healthcare service provider Rhone-Klinikum contributed to relative returns. There were no individual securities within the Technology sector that were among the Portfolio’s top relative contributors for the period.

Elsewhere, holdings of Dutch brewer Heineken, Financial Services firm Barclays (United Kingdon), paint and specialty chemical manufacturer Akzo Nobel (Netherlands), diversified bank Erste Group Bank (Austria), reinsurance company Swiss Reinsurance (Switzerland), casino operator Sands China (China), and diversified bank Westpac Banking (Australia), aided relative performance. Not holding shares of Spanish telecommunications company Telefónica also benefited relative performance.

The Portfolio’s strategy is sector-neutral and emphasizes bottom-up fundamental analysis. The focus is on high quality companies whose growth rates and fundamentals are not properly reflected in their valuation. Our sector-neutral approach relies on stock picking to drive alpha, therefore regional and industry allocation is strictly a by-product of where our analysts are finding attractive investment opportunities.

Consumer Staples had a good start to the year as concerns over the global macro environment caused investors to become more defensively positioned. This changed during the second half of the year as policy changes in both the U.S. and Europe relieved some of the macro uncertainty, prompting a move towards more cyclical, higher beta names. At period end we continued to favor European businesses which trade roughly in line with U.S. Consumer Staples on price to earnings yet have better fundamentals because of their exposure to emerging markets. Many of our European Consumer Staples companies generate over 50% of their sales from emerging economies. Our preference is to access emerging market growth through developed market companies because of more attractive valuations and better corporate governance.

Our Technology positions have not changed significantly throughout the year as the aim has been to own the higher quality names that may provide us with better returns, better governance and better

MIST-1

Met Investors Series Trust

MFS® Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

growth than their peers. We trimmed our semiconductor names throughout the year on the back of valuation. We also began to warm up to some of the Japanese technology names, however, we still believe we will see a better entry point as the new year progresses.

In Capital Goods we have not changed our preference for defensive, high quality businesses; nevertheless, we remain on the lookout for some of the more cyclical opportunities in the sector such as some of the auto or mining names. In general we believe commodity prices have corrected with most of the froth having dissipated. Although currently not at buy levels, we would be willing to add to our mining positions as we did towards the middle of the year. We added slightly to our Asian auto and auto parts exposure during the last quarter and started a new position in a transport and logistics operator. This was funded from selling one of our better performing agricultural chemical companies and an Asian steel company on concerns over cost cutting in the current environment.

For all the potential dislocations from hurricanes and geopolitics during the latter part of the year, oil prices traded in an extremely tight range towards the end of the year. The energy sector, which as a result of this was starved of macro-driven earnings momentum, continued to struggle, and rounded out the year as one of the weakest sectors in the market. Operational risks continued to surface as we witnessed many energy companies warn on growth or profitability during the year. With cost inflation starting to rear its head again, and with the ongoing slow progress of new capital projects, and an oil price already at high levels, it is hard to see where positive earnings momentum will come from at the aggregate sector level in 2013.

At year end, in Telecommunications we remained underweight developed market names and overweight emerging markets on better growth prospects. Within developed markets our largest position is in a Japanese wireless player as continued migration towards smart phones will benefit margins. Given the high cost of traditional Japanese handsets, smart phones are economically more positive for operators in Japan than elsewhere in the world. We also started a new position in a UK based fixed line operator at year end that will benefit from favorable regulation in the broadband space, price inflation, cost cutting and a bigger move into television. This was primarily funded by trimming one of our higher quality European operators on the back of concerns over capital deployment and increased competition for their U.S. operations.

Jose Luis Garcia

Thomas Melendez

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MFS® Research International Portfolio

MFS® RESEARCH INTERNATIONAL PORTFOLIO MANAGED BY

MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. MSCI EAFE INDEX1
AND MSCI AC WORLD (EX-U.S.) INDEX2

AVERAGE ANNUAL RETURN3 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year
MFS® Research International Portfolio
Class A	16.97	-2.28	9.03
Class B	16.71	-2.52	8.78
Class E	16.83	-2.41	8.89
MSCI EAFE Index[1]	17.32	-3.69	8.21
MSCI AC World (ex-U.S.) Index[2]	16.83	-2.89	9.74

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

2 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Royal Dutch Shell plc - A Shares	3.1
Roche Holding AG	2.9
Nestle S.A.	2.8
Rio Tinto plc	2.6
Novartis AG	2.2
BP plc	2.1
Heineken N.V.	2.0
Westpac Banking Corp.	2.0
Bayer AG	2.0
Barclays plc	1.9

Top Countries

% of Market Value of Total Investments
Japan	21.2
United Kingdom	15.4
Switzerland	12.8
France	8.8
Netherlands	8.7
Germany	6.3
Hong Kong	5.3
Australia	3.5
Brazil	2.4
Sweden	1.8

MIST-3

Met Investors Series Trust

MFS® Research International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS® Research International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.69%	$1,000.00	$1,132.50	$3.70
	Hypothetical*	0.69%	$1,000.00	$1,021.67	$3.51

Class B(a)	Actual	0.94%	$1,000.00	$1,131.30	$5.04
	Hypothetical*	0.94%	$1,000.00	$1,020.41	$4.77

Class E(a)	Actual	0.84%	$1,000.00	$1,133.10	$4.50
	Hypothetical*	0.84%	$1,000.00	$1,020.91	$4.27

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MFS® Research International Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—100.0% of Net Assets

Security Description	Shares	Value

Argentina—0.7%
Arcos Dorados Holdings, Inc. - Class A (a)	1,465,830	$17,531,327

Australia—3.5%
Iluka Resources, Ltd. (a)	2,761,208	26,758,170
Newcrest Mining, Ltd.	439,593	10,263,159
Westpac Banking Corp.	1,910,234	52,222,762

		89,244,091

Austria—1.4%
Erste Group Bank AG (b)	1,124,608	35,959,939

Belgium—0.7%
KBC Groep N.V.	514,658	17,914,002

Brazil—2.4%
Cia de Saneamento Basico do Estado de Sao Paulo	105,900	4,443,372
Diagnosticos da America S.A.	1,631,200	10,600,424
EDP - Energias do Brasil S.A.	2,842,900	17,476,090
Itau Unibanco Holding S.A. (ADR)	495,384	8,154,021
M Dias Branco S.A.	378,800	14,530,617
Tim Participacoes S.A. (ADR)	383,363	7,598,255

		62,802,779

Canada—0.4%
Cenovus Energy, Inc. (a)	315,812	10,569,399

China—0.2%
Wumart Stores, Inc. - Class H (a)	2,590,000	5,594,323

Czech Republic—0.4%
CEZ A.S.	307,699	11,067,117

France—8.8%
BNP Paribas S.A.	645,212	36,368,765
Danone S.A.	717,509	47,405,553
Dassault Systemes S.A.	149,338	16,717,681
GDF Suez	752,197	15,498,202
Legrand S.A.	210,353	8,878,328
LVMH Moet Hennessy Louis Vuitton S.A.	142,166	26,492,232
Publicis Groupe S.A. (a)	400,701	24,008,295
Schneider Electric S.A.	550,666	41,070,615
Suez Environnement Co.	876,003	10,562,622

		227,002,293

Germany—6.3%
Bayer AG	540,371	51,314,995
GSW Immobilien AG	261,838	11,067,389
Linde AG	251,576	43,872,199
Siemens AG	421,495	45,812,128
Symrise AG	309,011	11,063,401

		163,130,112

Hong Kong—5.3%
AIA Group, Ltd.	6,431,600	25,632,752

Hong Kong—(Continued)
BOC Hong Kong Holdings, Ltd.	3,078,500	$9,658,126
China Resources Gas Group, Ltd.	1,286,000	2,659,845
China Unicom Hong Kong, Ltd. (a)	9,338,850	15,118,687
CNOOC, Ltd.	4,648,000	10,205,877
Hang Lung Properties, Ltd.	5,463,363	21,905,384
Hutchison Whampoa, Ltd.	2,143,000	22,733,592
Li & Fung, Ltd. (a)	13,297,540	23,958,913
Sinotruk Hong Kong, Ltd. (a)	7,771,864	5,980,517

		137,853,693

India—1.3%
HDFC Bank, Ltd. (ADR)	282,950	11,521,724
ICICI Bank, Ltd.	454,612	9,573,751
Reliance Industries, Ltd.	863,802	13,343,257

		34,438,732

Indonesia—0.7%
PT Bank Mandiri Persero Tbk	10,012,500	8,467,307
PT Bank Rakyat Indonesia Persero Tbk	11,959,500	8,709,769

		17,177,076

Israel—0.3%
Bezeq The Israeli Telecommunication Corp., Ltd.	6,886,600	7,952,783

Italy—0.7%
Telecom Italia S.p.A.	5,320,228	4,809,065
Telecom Italia S.p.A. - Risparmio Shares	14,950,746	11,830,564

		16,639,629

Japan—21.2%
Aeon Credit Service Co., Ltd. (a)	676,600	13,660,666
Canon, Inc. (a)	705,500	27,671,239
Chugoku Marine Paints, Ltd.	901,441	5,383,060
Denso Corp.	964,400	33,556,227
East Japan Railway Co.	232,900	15,058,455
GLORY, Ltd.	832,300	19,279,611
Honda Motor Co., Ltd.	1,196,400	44,097,405
Inpex Corp.	3,771	20,125,270
Japan Tobacco, Inc.	1,412,900	39,832,027
JGC Corp.	1,095,000	34,111,705
KDDI Corp.	568,100	40,127,745
Lawson, Inc. (a)	230,500	15,667,859
Miraca Holdings, Inc.	369,900	14,893,874
Mitsubishi Corp.	888,397	17,076,516
Mitsubishi UFJ Financial Group, Inc. (a)	3,404,000	18,317,398
Nippon Paint Co., Ltd. (a)	985,000	8,466,573
Nippon Television Network Corp.	1,160,500	15,433,430
Nomura Research Institute, Ltd. (a)	646,100	13,374,400
Santen Pharmaceutical Co., Ltd.	874,900	33,496,942
Sony Financial Holdings, Inc.	685,400	12,329,051
Sumitomo Mitsui Financial Group, Inc.	1,199,200	43,565,764
Tokyo Gas Co., Ltd.	4,531,000	20,715,531
Yahoo Japan Corp. (a)	42,378	13,716,444

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MFS® Research International Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Yamato Holdings Co., Ltd.	1,828,100	$27,797,206

		547,754,398

Macau—1.1%
Sands China, Ltd. (a)	6,529,607	29,291,523

Mexico—0.4%
Grupo Financiero Santander Mexico S.A.B. de C.V. - Class B (ADR) (b)	647,920	10,483,346

Netherlands—8.7%
Akzo Nobel N.V.	674,200	44,488,451
ASML Holding N.V.	93,537	6,055,553
Delta Lloyd N.V.	547,900	9,118,376
Heineken N.V.	786,226	52,443,570
ING Groep N.V. (b)	3,541,859	33,869,708
Royal Dutch Shell plc - A Shares	2,262,010	79,927,055

		225,902,713

Singapore—1.5%
DBS Group Holdings, Ltd.	1,839,000	22,511,799
Keppel Corp., Ltd.	1,721,500	15,642,381

		38,154,180

Spain—1.3%
Amadeus IT Holding S.A. - A Shares	622,388	15,618,372
Banco Santander S.A.	2,124,189	17,127,515

		32,745,887

Sweden—1.8%
Hennes & Mauritz AB - B Shares	523,570	18,193,709
Telefonaktiebolaget LM Ericsson - Class B	2,898,134	29,150,195

		47,343,904

Switzerland—12.8%
Kuehne & Nagel International AG	174,570	21,245,306
Nestle S.A.	1,106,153	72,092,540
Novartis AG	912,457	57,769,034
Roche Holding AG	364,411	74,239,596
Schindler Holding AG	224,739	32,461,566
Sonova Holding AG (b)	127,765	14,154,718
Swiss Re AG (b)	489,035	35,691,857
UBS AG (b)	1,491,208	23,450,996

		331,105,613

Taiwan—0.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	6,000,753	20,083,995

Thailand—0.4%
Siam Commercial Bank Public Co. Ltd. (a)	1,874,400	11,121,399

United Kingdom—15.3%
Barclays plc	11,519,650	49,746,254

United Kingdom—(Continued)
BG Group plc	1,184,315	$19,858,909
BP plc	7,783,625	53,930,880
BT Group plc	2,689,560	10,138,284
Cairn Energy plc (b)	1,115,828	4,888,319
Compass Group plc	1,093,361	12,930,919
GKN plc	4,127,292	15,399,962
Hiscox, Ltd.	1,565,350	11,394,588
HSBC Holdings plc	2,369,180	25,058,412
Reckitt Benckiser Group plc	499,346	31,280,894
Rio Tinto plc	1,146,393	66,803,132
Standard Chartered plc (a)	1,657,448	42,014,098
Vodafone Group plc	13,806,304	34,721,007
Whitbread plc	467,614	18,642,180

		396,807,838

United States—1.6%
Cognizant Technology Solutions Corp. - Class A (b)	182,534	13,516,643
Joy Global, Inc. (a)	415,173	26,479,734

		39,996,377

Total Common Stocks (Cost $2,297,869,075)		2,585,668,468

Short-Term Investment—5.7%

Mutual Fund—5.7%
State Street Navigator Securities Lending Prime Portfolio (c)	148,150,110	148,150,110

Total Short-Term Investment (Cost $148,150,110)		148,150,110

Total Investments—105.7% (Cost $2,446,019,185) (d)		2,733,818,578
Other assets and liabilities (net)—(5.7)%		(147,250,065)

Net Assets—100.0%		$2,586,568,513

(a)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $147,369,588 and the collateral received consisted of cash in the amount of $148,150,110 and non-cash collateral with a value of $4,540,142. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $2,498,751,698. The aggregate unrealized appreciation and depreciation of investments were $309,599,045 and $(74,532,165), respectively, resulting in net unrealized appreciation of $235,066,880 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MFS® Research International Portfolio

Schedule of Investments as of December 31, 2012

(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2012 (Unaudited)	% of Net Assets
Commercial Banks	17.0
Pharmaceuticals	8.4
Oil, Gas & Consumable Fuels	8.3
Food Products	5.1
Chemicals	4.3
Metals & Mining	4.1
Insurance	3.7
Machinery	3.3
Industrial Conglomerates	3.3
Wireless Telecommunication Services	3.2

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MFS® Research International Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$17,531,327	$—	$—	$17,531,327
Australia	—	89,244,091	—	89,244,091
Austria	—	35,959,939	—	35,959,939
Belgium	—	17,914,002	—	17,914,002
Brazil	15,752,276	47,050,503	—	62,802,779
Canada	10,569,399	—	—	10,569,399
China	—	5,594,323	—	5,594,323
Czech Republic	—	11,067,117	—	11,067,117
France	—	227,002,293	—	227,002,293
Germany	—	163,130,112	—	163,130,112
Hong Kong	—	137,853,693	—	137,853,693
India	11,521,724	22,917,008	—	34,438,732
Indonesia	—	17,177,076	—	17,177,076
Israel	—	7,952,783	—	7,952,783
Italy	—	16,639,629	—	16,639,629
Japan	—	547,754,398	—	547,754,398
Macau	—	29,291,523	—	29,291,523
Mexico	10,483,346	—	—	10,483,346
Netherlands	—	225,902,713	—	225,902,713
Singapore	—	38,154,180	—	38,154,180
Spain	—	32,745,887	—	32,745,887
Sweden	—	47,343,904	—	47,343,904
Switzerland	—	331,105,613	—	331,105,613
Taiwan	—	20,083,995	—	20,083,995
Thailand	11,121,399	—	—	11,121,399
United Kingdom	—	396,807,838	—	396,807,838
United States	39,996,377	—	—	39,996,377
Total Common Stocks	116,975,848	2,468,692,620	—	2,585,668,468
Total Short-Term Investment*	148,150,110	—	—	148,150,110
Total Investments	$265,125,958	$2,468,692,620	$—	$2,733,818,578

Collateral for securities loaned (Liability)	$—	$(148,150,110)	$—	$(148,150,110)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $15,267,739 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MFS® Research International Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$2,733,818,578
Cash denominated in foreign currencies (c)		2,948,219
Receivable for investments sold		1,022,040
Receivable for fund shares sold		518,744
Dividends receivable		3,736,910
Other assets		4,943

Total Assets		2,742,049,434

Liabilities
Due to custodian	$3,230,562
Payables for:
Fund shares redeemed	1,539,470
Foreign taxes	619,907
Collateral for securities loaned	148,150,110
Accrued Expenses:
Management fees	1,363,800
Distribution and service fees— Class B	162,392
Distribution and service fees— Class E	1,483
Administration fees	12,412
Custodian and accounting fees	170,527
Deferred trustees’ fees	35,625
Other expenses	194,633

Total Liabilities		155,480,921

Net Assets		$2,586,568,513

Net assets represented by
Paid in surplus		$2,800,501,252
Accumulated net realized loss		(562,995,729)
Unrealized appreciation on investments and foreign currency transactions		287,167,490
Undistributed net investment income		61,895,500

Net Assets		$2,586,568,513

Net Assets
Class A		$1,800,495,102
Class B		774,464,862
Class E		11,608,549
Capital Shares Outstanding*
Class A		174,114,962
Class B		75,559,215
Class E		1,127,316
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$10.34
Class B		10.25
Class E		10.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,446,019,185.
(b)	Includes securities loaned at value of $147,369,588.
(c)	Identified cost of cash denominated in foreign currencies was $2,955,951.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$81,259,992
Interest		68
Securities lending income		2,944,655

Total investment income		84,204,715
Expenses
Management fees	$17,563,844
Administration fees	70,997
Custodian and accounting fees	1,317,915
Distribution and service fees—Class B	1,875,581
Distribution and service fees—Class E	17,989
Audit and tax services	47,452
Legal	28,320
Trustees’ fees and expenses	28,816
Shareholder reporting	291,963
Insurance	2,774
Miscellaneous	13,791

Total expenses	21,259,442
Less management fee waiver	(1,421,359)
Less broker commission recapture	(3,369)

Net expenses	19,834,714

Net Investment Income		64,370,001

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)		(12,143,875)
Futures contracts		3,094,302
Foreign currency transactions		19,367

Net realized loss		(9,030,206)

Net change in unrealized appreciation on:
Investments (c)		355,084,235
Foreign currency transactions		54,415

Net change in unrealized appreciation		355,138,650

Net realized and unrealized gain		346,108,444

Net Increase in Net Assets From Operations		$410,478,445

(a)	Net of foreign withholding taxes of $6,560,627.
(b)	Net of foreign capital gains tax of $14,695.
(c)	Includes foreign capital gains tax of ($566,797).

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MFS® Research International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$64,370,001	$56,853,301
Net realized gain (loss)	(9,030,206)	28,021,371
Net change in unrealized appreciation (depreciation)	355,138,650	(388,811,062)

Net increase (decrease) in net assets resulting from operations	410,478,445	(303,936,390)

Distributions to Shareholders
From net investment income
Class A	(42,745,331)	(35,409,840)
Class B	(14,235,363)	(14,097,829)
Class E	(241,003)	(302,084)

Net decrease in net assets resulting from distributions	(57,221,697)	(49,809,753)

Net increase (decrease) in net assets from capital share transactions	(304,049,306)	390,341,022

Net Increase in Net Assets	49,207,442	36,594,879

Net Assets
Net assets at beginning of period	2,537,361,071	2,500,766,192

Net assets at end of period	$2,586,568,513	$2,537,361,071

Undistributed net investment income at end of period	$61,895,500	$53,512,038

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	20,332,156	$193,072,967	51,646,902	$530,293,779
Reinvestments	4,485,344	42,745,331	3,300,078	35,409,840
Redemptions	(50,578,495)	(488,223,696)	(21,145,923)	(221,158,018)

Net increase (decrease)	(25,760,995)	$(252,405,398)	33,801,057	$344,545,601

Class B
Sales	5,866,692	$54,803,540	9,093,859	$88,970,038
Fund subscription in kind (a)	—	—	6,103,052	67,072,542
Reinvestments	1,504,795	14,235,363	1,323,740	14,097,829
Redemptions	(12,348,402)	(118,308,155)	(12,068,850)	(121,089,420)

Net increase (decrease)	(4,976,915)	$(49,269,252)	4,451,801	$49,050,989

Class E
Sales	30,304	$282,170	156,625	$1,595,657
Reinvestments	25,369	241,003	28,259	302,084
Redemptions	(301,787)	(2,897,829)	(509,050)	(5,153,309)

Net decrease	(246,114)	$(2,374,656)	(324,166)	$(3,255,568)

Increase (decrease) derived from capital shares transactions		$(304,049,306)		$390,341,022

(a)	Includes cash and securities amounting to $1,598,289 and $65,474,253, respectively. Securities were valued at market as of April 29, 2011.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MFS® Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.03	$10.28	$9.38	$7.41	$14.43

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.22	0.18	0.17	0.30
Net realized and unrealized gain (loss) on investments	1.27	(1.26)	0.90	2.07	(5.76)

Total from investment operations	1.52	(1.04)	1.08	2.24	(5.46)

Less Distributions
Distributions from net investment income	(0.21)	(0.21)	(0.18)	(0.27)	(0.26)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.30)

Total distributions	(0.21)	(0.21)	(0.18)	(0.27)	(1.56)

Net Asset Value, End of Period	$10.34	$9.03	$10.28	$9.38	$7.41

Total Return (%) (b)	16.97	(10.44)	11.65	31.93	(42.25)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	0.77	0.78	0.81	0.77
Ratio of net expenses to average net assets (%) (c)	0.70	0.73	0.75	0.80	0.77
Ratio of net investment income to average net assets (%)	2.59	2.24	1.91	2.20	2.85
Portfolio turnover rate (%)	36	39	50	72	75
Net assets, end of period (in millions)	$1,800.5	$1,804.3	$1,707.5	$1,049.1	$840.8

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.95	$10.20	$9.31	$7.35	$14.32

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.20	0.15	0.15	0.27
Net realized and unrealized gain (loss) on investments	1.26	(1.26)	0.90	2.06	(5.71)

Total from investment operations	1.48	(1.06)	1.05	2.21	(5.44)

Less Distributions
Distributions from net investment income	(0.18)	(0.19)	(0.16)	(0.25)	(0.23)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.30)

Total distributions	(0.18)	(0.19)	(0.16)	(0.25)	(1.53)

Net Asset Value, End of Period	$10.25	$8.95	$10.20	$9.31	$7.35

Total Return (%) (b)	16.71	(10.71)	11.40	31.57	(42.36)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.00	1.02	1.03	1.06	1.01
Ratio of net expenses to average net assets (%) (c)	0.95	0.98	1.00	1.05	1.01
Ratio of net investment income to average net assets (%)	2.29	2.02	1.65	1.93	2.54
Portfolio turnover rate (%)	36	39	50	72	75
Net assets, end of period (in millions)	$774.5	$720.7	$775.8	$712.9	$525.7
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MFS® Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.99	$10.24	$9.34	$7.37	$14.36

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.21	0.16	0.16	0.29
Net realized and unrealized gain (loss) on investments	1.27	(1.27)	0.90	2.06	(5.74)

Total from investment operations	1.50	(1.06)	1.06	2.22	(5.45)

Less Distributions
Distributions from net investment income	(0.19)	(0.19)	(0.16)	(0.25)	(0.24)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(1.30)

Total distributions	(0.19)	(0.19)	(0.16)	(0.25)	(1.54)

Net Asset Value, End of Period	$10.30	$8.99	$10.24	$9.34	$7.37

Total Return (%) (b)	16.83	(10.62)	11.54	31.74	(42.33)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.90	0.92	0.93	0.96	0.91
Ratio of net expenses to average net assets (%) (c)	0.85	0.88	0.90	0.95	0.91
Ratio of net investment income to average net assets (%)	2.42	2.14	1.79	2.07	2.66
Portfolio turnover rate (%)	36	39	50	72	75
Net assets, end of period (in millions)	$11.6	$12.3	$17.4	$19.4	$19.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS® Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-14

Met Investors Series Trust

MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

MIST-15

Met Investors Series Trust

MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Massachusetts Financial Services Company (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$17,563,844	0.800%	First $200 Million
	0.750%	$200 Million to $500 Million
	0.700%	$500 Million to $1 Billion
	0.650%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $200 Million
0.050%	$200 Million to $500 Million
0.100%	Over $1.5 Billion

An identical agreement was in place for the period January 1, 2012 through April 29, 2012. Amounts waived, if applicable, for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the

MIST-16

Met Investors Series Trust

MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$906,317,320	$—	$1,166,608,020

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Co. that amounted to $29,336,319 in sales of investments which are included above.

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 24 through April 26, 2012, the Portfolio had bought and sold $226,600,328 in equity index futures contracts. At December 31, 2012, the Portfolio did not have any open futures contracts. For the year ended December 31, 2012, the Portfolio had realized gains in the amount of $3,094,302 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty

MIST-17

Met Investors Series Trust

MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$57,221,697	$49,809,753	$—	$—	$57,221,697	$49,809,753

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$65,219,830	$—	$234,434,844	$(513,551,789)	$(213,897,115)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total
$306,850,739	$169,884,123	$22,179,811	$498,914,673

As of December 31, 2012, the post-enactment accumulated capital losses were: $14,637,116

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-18

Met Investors Series Trust

MFS® Research International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Research International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Research International Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-21

Met Investors Series Trust

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MFS Research International Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-22

Met Investors Series Trust

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the

MIST-23

Met Investors Series Trust

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MFS Research International Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one-year period ended June 30, 2012, and outperformed its Lipper Index for the three- and five-year periods ended June 30, 2012. The Board considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, and its other benchmark, the MSCI AC World (ex.-U.S.) Index for the one-, three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MFS Research International Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had negotiated a reduction to the Portfolio’s sub-advisory fee schedule through the implementation of additional breakpoints effective January 1, 2012, and that the Adviser is waiving an additional portion of its advisory fee in order for shareholders to benefit from the lower sub-advisory fee. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith

MIST-24

Met Investors Series Trust

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MFS Research International Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that

MIST-25

Met Investors Series Trust

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-26

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-27

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Managed by Lazard Asset Management LLC & Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the MLA Mid Cap Portfolio returned 5.59%, 5.29%, and 5.44%, respectively. The Portfolio’s benchmark, the Russell Midcap Index1, returned 17.28% over the same period.

The following two sections were prepared by Lazard Asset Management LLC who managed the Portfolio until November 26, 2012. Effect November 26, 2012, Neuberger Berman Management LLC assumed management of the Portfolio.

MARKET ENVIRONMENT / CONDITIONS

The Russell Midcap Index rose during the first quarter of 2012 as the market rallied due to heightened global growth prospects, continued loose monetary policy, and positive developments in the European debt crisis. In the second quarter, the index declined, primarily due to concerns about Europe, particularly the prospect that Greece would exit the euro zone and cause subsequent contagion in the financial markets. Investors were also disappointed as United States (“U.S.”) employment and economic indicators were lower than expected. During the third quarter, the index gained as investors were encouraged by a relatively strong earnings season and improving house prices. The U.S. Federal Reserve announced another round of quantitative easing and the European Central Bank declared it would begin purchasing sovereign debt in the secondary market alongside the European Stability Mechanism for countries which agreed to certain conditions, both of which buoyed markets. While the market was volatile during October and November due to the presidential election and worries about the impending fiscal cliff, there were bright spots over the period. Housing continued to strengthen and third quarter Gross Domestic Product (“GDP”) growth was revised to 2.7%, the economy’s fastest growth pace since late 2011.

We take a cautiously optimistic perspective on the rest of this year. The U.S. private sector has improved its financial position substantially. For one, U.S. households have made meaningful progress in deleveraging, reducing debt from 98% of GDP to 83% of GDP and, in the process, reducing debt servicing burdens to 20-year lows. For another, the Financials sector has raised large amounts of capital and balance sheets have decreased such that financial-sector debt as a share of GDP is down from 122% (as of first quarter 2009) to 89%. Corporations have also made a concentrated effort to strengthen their balance sheets since 2008.

Housing prices have turned the corner, a powerful boost to balance sheets of the U.S. middle class. Combined with the effects of the third round of quantitative easing (“QE3”) and Home Affordable Refinance Program (“HARP”) 2.0, we could be set up for an upside surprise in housing for the first time in over six years.

The primary potential negative on the horizon is the fiscal cliff. Yet again, we are cautiously optimistic that U.S. political leaders will ultimately make the right decisions. Our base case scenario is that the U.S. will endure volatility around the fiscal cliff through year-end, but will rebound from the volatility when a lasting and meaningful compromise is struck. If we are wrong, we believe it might be another case where upside surprise is more likely than downside.

The U.S. might be one major budget agreement away from reaffirming its leadership position in the global economy for the next several years. Meanwhile, the eurozone is struggling to work its way through structural and existential challenges. China is in the midst of a leadership transition even as its economy approaches a potentially critical and dangerous juncture. We believe that the underlying economic diversity and the strength of the U.S. democracy are often underestimated, and this may be one of those times. We hope that our confidence is not misplaced. If it is, there might be more negative ramifications than we expect, longer term, as people lose faith in a system that has worked so well for so long.

To the extent the United States does successfully address the fiscal challenge, we believe there is substantial upside for U.S. equities. At present, the fiscal cliff is perhaps the single most ominous driver of uncertainty for U.S. companies and consumers. Removing this element of uncertainty, if only for the next few years, could increase levels of confidence among investors when forecasting future returns for companies and determining appropriate valuations.

PORTFOLIO REVIEW / PERIOD POSITIONING

Stock selection in the Information Technology sector detracted from performance. Shares of chipmaker Marvell Technology declined after the company posted weak results due to a softening personal computer and hard-disk-drive market. However, Marvell has a strong balance sheet, recently initiated a dividend and share buyback, and is attractively valued in our view. Shares of NetApp, a storage and data management solution provider, declined after the company reported guidance which was lower than expected due to the macroeconomic environment. Given the likelihood of revenue growth and margin expansion we see upside in the security from current levels. Shares of printer company Lexmark International declined after the company reported disappointing results and lowered guidance, citing foreign exchange headwinds and a weak demand environment. We sold the position in the third quarter. Stock selection in the Consumer Discretionary sector also hurt returns. Shares of casino game manufacturer International Game Technology declined after reporting results that disappointed the market. The expectation shortfall was driven by a significant decline in new units due to a lack of casino openings, and lower margins in the company’s game operations business due to lower interest rates. We sold the position during the first quarter. Shares of educational services company DeVry declined as the for-profit education industry faced significant headwinds. We sold our position in the second quarter.

In contrast, stock selection in the Energy sector contributed to performance. Shares of Marathon Petroleum rose after the company reported robust earnings, primarily due to retail fuel and merchandise

MIST-1

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Managed by Lazard Asset Management LLC & Neuberger Berman Management LLC

Portfolio Manager Commentary*—(Continued)

margins as well as corporate expense. The company also completed a significant portion of a $2 billion share repurchase program. The stock was sold from the portfolio as it neared its valuation target. Shares of integrated energy provider EQT rose as natural gas prices rebounded from the lows of the year. Stock selection in the Industrials sector also helped returns. Shares of private correctional facilities operator Corrections Corporation of America rose as the company announced the initiation of a quarterly cash dividend of $0.20 per share beginning in June of 2012. The stock also appreciated on speculation that it would be converted into a Real Estate Investment Trust (“REIT”). Shares of Thomas & Betts rose after the company was offered a buyout from a competitor. The position was subsequently sold from the portfolio.

Robert A. Failla

Christopher H. Blake

Daniel Breslin

Martin Flood

Andrew D. Lacey

Portfolio Managers

Lazard Asset Management LLC

Neuberger Berman Management LLC assumed investment management responsibilities for the Lazard Mid Cap Portfolio (renamed the MLA Mid Cap Portfolio) on November 26, 2012 and the following two sections was prepared by Neuberger Berman. On April 29, 2013, the Portfolio is expected to merge into the Neuberger Berman Genesis Portfolio, a series of Metropolitan Series Fund, which uses the Russell 2000 Value Index as its primary benchmark.

MARKET ENVIRONMENT / CONDITIONS

For the short period when we managed the Portfolio, the financial markets were volatile as the clock ticked closer to the United States (“U.S.”) “fiscal cliff.” As was the case on numerous occasions throughout 2012, the market vacillated between periods of risk aversion and risk appetite in December. Consumer confidence fell sharply during the month, as it appeared that lawmakers in Washington D.C. would fail to reach a “grand bargain” to avert more than $500 billion in tax increases/mandatory government spending cuts set to kick in on January 1, 2013. However, there was a strong rally on the last trading day of the year amid hopes of a partial accord to the fiscal cliff.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Following the transition of the Portfolio to Neuberger Berman, the Portfolio posted a positive absolute return through the end of the year, although it underperformed the Russell Midcap Index. In particular, stock selection detracted from relative performance. In contrast, sector allocation was a modest positive for relative results.

In terms of stock selection, the Portfolio’s holdings in the Industrials, Materials and Financials sectors detracted the most from relative performance. On the upside, holdings in the Consumer Staples sector benefited results during period.

From a sector allocation perspective, the Portfolio’s overweights to the Industrials and Materials sectors were the largest contributors to results, as they both outperformed the overall Russell Midcap Index. In contrast, overweights to the relatively weak Health Care and Consumer Staples sectors were the largest detractors from relative performance.

Compared to the Portfolio’s benchmark, the Russell Midcap Index, the largest Portfolio overweights at year end were in the Industrials, Health Care, and Materials sectors while the largest underweight was in Financials.

Judith M. Vale

Robert W. D’Alelio

Michael L. Bowyer

Brett S. Reiner

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

MLA MID CAP PORTFOLIO MANAGED BY

NEUBERGER BERMAN MANAGEMENT LLC VS. RUSSELL MIDCAP INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year
MLA Mid Cap Portfolio
Class A	5.59%	0.93%	6.30%
Class B	5.29%	0.67%	6.05%
Class E	5.44%	0.78%	6.15%
Russell Midcap Index[1]	17.28%	3.57%	10.65%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell Midcap Index is an unmanaged measure of performance of the 800 smallest companies in the Russell 1000 Index.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Church & Dwight Co., Inc.	2.7
Aptargroup, Inc.	2.1
Wabtec Corp.	2.1
Solera Holdings, Inc.	2.0
Oceaneering International, Inc.	2.0
Haemonetics Corp.	1.8
CLARCOR, Inc.	1.8
IDEXX Laboratories, Inc.	1.6
Henry Schein, Inc.	1.6
Harris Teeter Supermarkets, Inc.	1.5

Top Sectors

% of Market Value of Total Investments
Industrials	21.9
Health Care	13.4
Information Technology	13.0
Materials	10.9
Financials	9.8
Consumer Discretionary	8.6
Energy	8.5
Consumer Staples	7.6
Cash & Cash Equivalents	3.5
Utilities	2.8

MIST-3

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.76%	$1,000.00	$1,022.70	$3.86
	Hypothetical*	0.76%	$1,000.00	$1,021.32	$3.86

Class B	Actual	1.01%	$1,000.00	$1,021.00	$5.13
	Hypothetical*	1.01%	$1,000.00	$1,020.06	$5.13

Class E	Actual	0.91%	$1,000.00	$1,021.80	$4.62
	Hypothetical*	0.91%	$1,000.00	$1,020.56	$4.62

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Schedule of Investments as of December 31, 2012

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—0.6%
Forward Air Corp. (a)	57,523	$2,013,880

Beverages—1.0%
Boston Beer Co., Inc. (The) - Class A (a) (b)	27,800	3,737,710

Building Products—0.5%
AAON, Inc. (a)	34,577	721,622
AO Smith Corp. (a)	17,100	1,078,497

		1,800,119

Capital Markets—0.2%
Eaton Vance Corp. (a)	18,300	582,855

Chemicals—5.9%
Balchem Corp.	61,613	2,242,713
Hawkins, Inc. (a)	27,890	1,077,670
Innophos Holdings, Inc.	53,598	2,492,307
Intrepid Potash, Inc. (a)	134,000	2,852,860
LSB Industries, Inc. (b)	77,091	2,730,563
NewMarket Corp. (a)	11,200	2,936,640
RPM International, Inc.	45,000	1,321,200
Sensient Technologies Corp.	122,965	4,372,635
Stepan Co.	21,200	1,177,448

		21,204,036

Commercial Banks—3.6%
Bank of Hawaii Corp. (a)	81,700	3,598,885
BankUnited, Inc. (a)	22,600	552,344
BOK Financial Corp. (a)	53,882	2,934,414
Cullen/Frost Bankers, Inc. (a)	56,600	3,071,682
First Financial Bankshares, Inc. (a)	75,614	2,949,702

		13,107,027

Commercial Services & Supplies—4.9%
Copart, Inc. (b)	105,600	3,115,200
Healthcare Services Group, Inc. (a)	170,980	3,971,866
Ritchie Bros Auctioneers, Inc. (a)	83,400	1,742,226
Rollins, Inc.	212,697	4,687,842
Team, Inc. (b)	2,900	110,316
United Stationers, Inc. (a)	130,566	4,046,240

		17,673,690

Communications Equipment—0.9%
NETGEAR, Inc. (a) (b)	80,400	3,169,368

Construction Materials—0.3%
Eagle Materials, Inc.	16,200	947,700

Containers & Packaging—2.8%
Aptargroup, Inc.	160,700	7,668,604
Silgan Holdings, Inc.	57,800	2,403,902

		10,072,506

Distributors—1.0%
Pool Corp.	85,400	3,614,128

Electrical Equipment—0.3%
Thermon Group Holdings, Inc. (b)	47,900	$1,079,187

Electronic Equipment, Instruments & Components—2.6%
Badger Meter, Inc. (a)	47,920	2,271,887
FEI Co. (a)	59,400	3,294,324
Littelfuse, Inc.	5,400	333,234
Trimble Navigation, Ltd. (b)	56,400	3,371,592

		9,271,037

Energy Equipment & Services—4.6%
CARBO Ceramics, Inc.	50,100	3,924,834
Lufkin Industries, Inc. (a)	38,400	2,232,192
Natural Gas Services Group, Inc. (b)	67,047	1,100,912
Oceaneering International, Inc.	133,500	7,180,965
Pason Systems, Inc.	131,200	2,262,069

		16,700,972

Food & Staples Retailing—1.5%
Harris Teeter Supermarkets, Inc.	142,827	5,507,409

Food Products—2.4%
Darling International, Inc. (b)	123,900	1,987,356
Flowers Foods, Inc.	95,300	2,217,631
J&J Snack Foods Corp.	28,656	1,832,265
Lancaster Colony Corp.	36,500	2,525,435

		8,562,687

Gas Utilities—2.0%
New Jersey Resources Corp. (a)	57,400	2,274,188
Piedmont Natural Gas Co., Inc.	23,900	748,309
South Jersey Industries, Inc. (a)	51,700	2,602,061
WGL Holdings, Inc. (a)	44,900	1,759,631

		7,384,189

Health Care Equipment & Supplies—7.2%
Abaxis, Inc. (a)	49,654	1,842,163
DENTSPLY International, Inc.	58,100	2,301,341
Haemonetics Corp. (a) (b)	158,600	6,477,224
IDEXX Laboratories, Inc. (a) (b)	63,700	5,911,360
Meridian Bioscience, Inc. (a)	101,900	2,063,475
Sirona Dental Systems, Inc. (b)	65,800	4,241,468
West Pharmaceutical Services, Inc.	60,333	3,303,232

		26,140,263

Health Care Providers & Services—4.5%
Amsurg Corp. (b)	59,800	1,794,598
Henry Schein, Inc. (b)	72,300	5,817,258
Landauer, Inc. (a)	21,500	1,316,015
MWI Veterinary Supply, Inc. (a) (b)	32,386	3,562,460
Owens & Minor, Inc. (a)	44,800	1,277,248
Patterson Cos., Inc. (a)	74,700	2,556,981

		16,324,560

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—2.0%
Bally Technologies, Inc. (b)	78,200	$3,496,322
Brinker International, Inc.	83,000	2,572,170
Cheesecake Factory, Inc. (The) (a)	39,200	1,282,624

		7,351,116

Household Durables—0.3%
Leggett & Platt, Inc. (a)	37,000	1,007,140

Household Products—2.7%
Church & Dwight Co., Inc.	182,700	9,787,239

Industrial Conglomerates—0.7%
Raven Industries, Inc. (a)	97,955	2,582,094

Insurance—2.8%
HCC Insurance Holdings, Inc.	45,400	1,689,334
Mercury General Corp.	9,300	369,117
RenaissanceRe Holdings, Ltd.	21,300	1,730,838
RLI Corp. (a)	47,100	3,045,486
Safety Insurance Group, Inc.	36,800	1,699,056
Validus Holdings, Ltd.	42,600	1,473,108

		10,006,939

IT Services—1.3%
Jack Henry & Associates, Inc.	50,700	1,990,482
Lender Processing Services, Inc.	14,200	349,604
Sapient Corp. (b)	95,300	1,006,368
Syntel, Inc.	26,500	1,420,135

		4,766,589

Leisure Equipment & Products—1.5%
Polaris Industries, Inc. (a)	64,800	5,452,920

Life Sciences Tools & Services—1.7%
ICON plc (ADR) (b)	132,237	3,670,899
PAREXEL International Corp. (b)	34,000	1,006,060
Techne Corp.	20,700	1,414,638

		6,091,597

Machinery—11.6%
Chart Industries, Inc. (a) (b)	24,600	1,640,082
CLARCOR, Inc.	133,832	6,394,493
Donaldson Co., Inc.	161,600	5,306,944
Douglas Dynamics, Inc. (a)	61,500	884,985
Graco, Inc.	39,400	2,028,706
Lincoln Electric Holdings, Inc.	47,600	2,317,168
Middleby Corp. (a) (b)	9,400	1,205,174
Nordson Corp.	84,800	5,352,576
Tennant Co.	21,800	958,110
Toro Co. (The)	69,600	2,991,408
Valmont Industries, Inc.	39,100	5,339,105
Wabtec Corp.	85,800	7,510,932

		41,929,683

Metals & Mining—2.0%
Alamos Gold, Inc.	173,100	$3,044,829
Compass Minerals International, Inc. (a)	49,000	3,660,790
Endeavour Silver Corp. (a) (b)	70,800	558,612

		7,264,231

Multi-Utilities—0.0%
NorthWestern Corp.	4,100	142,393

Office Electronics—0.8%
Zebra Technologies Corp. - Class A (b)	73,040	2,869,011

Oil, Gas & Consumable Fuels—3.9%
Cabot Oil & Gas Corp.	90,500	4,501,470
Concho Resources, Inc. (b)	36,600	2,948,496
Gulfport Energy Corp. (b)	82,300	3,145,506
Kodiak Oil & Gas Corp. (a) (b)	146,800	1,299,180
Oasis Petroleum, Inc. (b)	67,000	2,130,600

		14,025,252

Professional Services—0.7%
Exponent, Inc. (a) (b)	47,771	2,667,055

Real Estate Management & Development—1.3%
Altisource Asset Management Corp. (a) (b)	4,570	374,740
Altisource Portfolio Solutions S.A. (b)	46,800	4,055,454
Altisource Residential Corp. - Class B (b)	15,233	241,291

		4,671,485

Road & Rail — 0.4%
Genesee & Wyoming, Inc. - Class A (b)	16,400	1,247,712

Semiconductors & Semiconductor Equipment—1.5%
Hittite Microwave Corp. (a) (b)	58,468	3,630,863
Power Integrations, Inc. (a)	46,900	1,576,309
Volterra Semiconductor Corp. (b)	19,200	329,664

		5,536,836

Software—5.9%
Constellation Software, Inc.	24,600	2,950,770
FactSet Research Systems, Inc. (a)	36,000	3,170,160
Manhattan Associates, Inc. (b)	27,800	1,677,452
MICROS Systems, Inc. (a) (b)	122,300	5,190,412
Solera Holdings, Inc.	136,400	7,293,308
Tyler Technologies, Inc. (b)	23,200	1,123,808

		21,405,910

Specialty Retail—3.3%
Hibbett Sports, Inc. (a) (b)	68,900	3,631,030
Sally Beauty Holdings, Inc. (b)	137,000	3,229,090
Tractor Supply Co.	56,300	4,974,668

		11,834,788

Textiles, Apparel & Luxury Goods—0.5%
Wolverine Worldwide, Inc. (a)	44,200	1,811,316

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Thrifts & Mortgage Finance—1.9%
Brookline Bancorp, Inc. (a)	131,563	$1,118,285
Home Loan Servicing Solutions, Ltd. (a)	52,900	999,810
Ocwen Financial Corp. (b)	139,500	4,825,305

		6,943,400

Trading Companies & Distributors—2.2%
Applied Industrial Technologies, Inc.	79,261	3,329,755
Beacon Roofing Supply, Inc. (a) (b)	29,400	978,432
MSC Industrial Direct Co., Inc. - Class A	31,700	2,389,546
Watsco, Inc. (a)	14,900	1,116,010

		7,813,743

Water Utilities—0.7%
American States Water Co. (a)	20,100	964,398
Aqua America, Inc.	59,200	1,504,864

		2,469,262

Total Common Stocks (Cost $344,867,959)		348,571,034

Preferred Stock—0.1%

Transportation Infrastructure—0.1%
Better Place, Inc., Series B (b) (c) (d) (Cost $3,539,700)	1,415,880	424,764

Short-Term Investments—22.3%

Mutual Fund—18.8%
State Street Navigator Securities Lending Prime Portfolio (e)	67,776,752	67,776,752

Repurchase Agreement—3.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $12,563,007 on 01/02/13 collateralized by $12,815,000 Federal Home Loan Mortgage Corp. at 0.420% due 06/19/15 with a value $12,815,000.	12,563,000	$12,563,000

Total Short-Term Investments (Cost $80,339,752)		80,339,752

Total Investments—118.9% (Cost $428,747,411) (f)		429,335,550
Other assets and liabilities (net)—(18.9)%		(68,156,880)

Net Assets—100.0%		$361,178,670

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $67,344,034 and the collateral received consisted of cash in the amount of $67,776,752. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2012, these securities represent 0.1% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $424,764, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $428,757,322. The aggregate unrealized appreciation and depreciation of investments were $7,966,460 and $(7,388,232), respectively, resulting in net unrealized appreciation of $578,228 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Better Place, Inc., Series B	04/22/10	1,415,880	$3,539,700	$424,764

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$348,571,034	$—	$—	$348,571,034
Total Preferred Stock*	—	—	424,764	424,764
Short-Term Investments
Mutual Fund	67,776,752	—	—	67,776,752
Repurchase Agreement	—	12,563,000	—	12,563,000
Total Short-Term Investments	67,776,752	12,563,000	—	80,339,752
Total Investments	$416,347,786	$12,563,000	$424,764	$429,335,550

Collateral for securities loaned (Liability)	$—	$(67,776,752)	$—	$(67,776,752)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2011	Change in Unrealized Depreciation	Balance as of December 31, 2012	Change in Unrealized Depreciation from investments still held at December 31, 2012
Preferred Stock
Transportation Infrastructure	$6,428,095	$(6,003,331)	$424,764	$(6,003,331)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$429,335,550
Receivable for investments sold		89,330
Receivable for fund shares sold		186,497
Dividends receivable		216,241
Other assets		364

Total Assets		429,827,982

Liabilities
Due to custodian	$70,930
Payables for:
Investments purchased	49,184
Fund shares redeemed	312,235
Collateral for securities loaned	67,776,752
Accrued Expenses:
Management fees	216,563
Distribution and service fees— Class B	54,242
Distribution and service fees— Class E	2,314
Administration fees	2,115
Custodian and accounting fees	6,343
Deferred trustees’ fees	35,625
Other expenses	123,009

Total Liabilities		68,649,312

Net Assets		$361,178,670

Net assets represented by
Paid in surplus		$553,200,579
Accumulated net realized loss		(195,528,483)
Unrealized appreciation on investments and foreign currency transactions		587,887
Undistributed net investment income		2,918,687

Net Assets		$361,178,670

Net Assets
Class A		$85,961,668
Class B		256,907,728
Class E		18,309,274
Capital Shares Outstanding*
Class A		7,630,300
Class B		22,974,784
Class E		1,630,419
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$11.27
Class B		11.18
Class E		11.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $428,747,411.
(b)	Includes securities loaned at value of $67,344,034.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$6,602,372
Interest		1,015
Securities lending income		85,528

Total investment income		6,688,915
Expenses
Management fees	$2,635,553
Administration fees	11,354
Custodian and accounting fees	42,453
Distribution and service fees—Class B	654,519
Distribution and service fees—Class E	32,643
Audit and tax services	40,623
Legal	28,321
Trustees’ fees and expenses	28,816
Shareholder reporting	95,916
Miscellaneous	7,483

Total expenses	3,577,681
Less broker commission recapture	(96,335)

Net expenses	3,481,346

Net Investment Income		3,207,569

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments		17,571,801

Net change in unrealized depreciation on:
Investments		(1,251,527)
Foreign currency transactions		(252)

Net change in unrealized depreciation		(1,251,779)

Net realized and unrealized gain		16,320,022

Net Increase in Net Assets From Operations		$19,527,591

(a)	Net of foreign withholding taxes of $8,483.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$3,207,569	$2,202,052
Net realized gain	17,571,801	144,797,761
Net change in unrealized depreciation	(1,251,779)	(137,013,477)

Net increase in net assets resulting from operations	19,527,591	9,986,336

Distributions to Shareholders
From net investment income
Class A	(619,050)	(4,806,488)
Class B	(1,074,444)	(1,936,487)
Class E	(108,871)	(212,681)

Net decrease in net assets resulting from distributions	(1,802,365)	(6,955,656)

Net decrease in net assets from capital share transactions	(26,586,386)	(442,779,098)

Net Decrease in Net Assets	(8,861,160)	(439,748,418)

Net Assets
Net assets at beginning of period	370,039,830	809,788,248

Net assets at end of period	$361,178,670	$370,039,830

Undistributed net investment income at end of period	$2,918,687	$1,826,293

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	521,953	$5,895,910	2,469,122	$28,967,265
Reinvestments	53,137	619,050	399,874	4,806,488
Redemptions	(1,893,566)	(21,393,479)	(39,044,689)	(473,535,794)

Net decrease	(1,318,476)	$(14,878,519)	(36,175,693)	$(439,762,041)

Class B
Sales	3,094,025	$35,220,240	4,130,468	$46,374,490
Reinvestments	92,785	1,074,444	162,049	1,936,487
Redemptions	(3,783,067)	(42,557,316)	(4,232,217)	(47,307,209)

Net increase (decrease)	(596,257)	$(6,262,632)	60,300	$1,003,768

Class E
Sales	100,216	$1,125,595	193,371	$2,203,347
Reinvestments	9,369	108,871	17,738	212,681
Redemptions	(596,620)	(6,679,701)	(568,792)	(6,436,853)

Net decrease	(487,035)	$(5,445,235)	(357,683)	$(4,020,825)

Decrease derived from capital shares transactions		$(26,586,386)		$(442,779,098)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.74	$11.42	$9.36	$6.93	$12.17

Income (Loss) from Investment Operations
Net investment income(a)	0.11	0.05	0.12	0.09	0.17
Net realized and unrealized gain (loss) on investments	0.49	(0.62)	2.05	2.45	(4.48)

Total from investment operations	0.60	(0.57)	2.17	2.54	(4.31)

Less Distributions
Distributions from net investment income	(0.07)	(0.11)	(0.11)	(0.11)	(0.13)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.80)

Total distributions	(0.07)	(0.11)	(0.11)	(0.11)	(0.93)

Net Asset Value, End of Period	$11.27	$10.74	$11.42	$9.36	$6.93

Total Return (%) (b)	5.59	(5.13)	23.25	37.14	(38.15)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	0.75	0.73	0.74	0.74
Ratio of net expenses to average net assets (%) (c)	0.77	0.75	0.73	0.74	0.72
Ratio of net investment income to average net assets (%)	1.02	0.43	1.18	1.17	1.80
Portfolio turnover rate (%)	190	85	74	75	97
Net assets, end of period (in millions)	$86.0	$96.1	$515.1	$344.5	$575.4

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.66	$11.33	$9.30	$6.89	$12.10

Income (Loss) from Investment Operations
Net investment income(a)	0.09	0.04	0.09	0.07	0.15
Net realized and unrealized gain (loss) on investments	0.48	(0.63)	2.03	2.43	(4.46)

Total from investment operations	0.57	(0.59)	2.12	2.50	(4.31)

Less Distributions
Distributions from net investment income	(0.05)	(0.08)	(0.09)	(0.09)	(0.10)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.80)

Total distributions	(0.05)	(0.08)	(0.09)	(0.09)	(0.90)

Net Asset Value, End of Period	$11.18	$10.66	$11.33	$9.30	$6.89

Total Return (%) (b)	5.29	(5.28)	22.86	36.76	(38.30)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.02	1.00	0.98	0.99	0.99
Ratio of net expenses to average net assets (%) (c)	1.02	1.00	0.98	0.99	0.97
Ratio of net investment income to average net assets (%)	0.79	0.39	0.90	0.91	1.50
Portfolio turnover rate (%)	190	85	74	75	97
Net assets, end of period (in millions)	$256.9	$251.3	$266.5	$212.2	$150.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.70	$11.38	$9.33	$6.91	$12.13

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.05	0.10	0.08	0.16
Net realized and unrealized gain (loss) on investments	0.49	(0.64)	2.04	2.43	(4.47)

Total from investment operations	0.58	(0.59)	2.14	2.51	(4.31)

Less Distributions
Distributions from net investment income	(0.05)	(0.09)	(0.09)	(0.09)	(0.11)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.80)

Total distributions	(0.05)	(0.09)	(0.09)	(0.09)	(0.91)

Net Asset Value, End of Period	$11.23	$10.70	$11.38	$9.33	$6.91

Total Return (%) (b)	5.44	(5.27)	23.07	36.90	(38.24)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	0.90	0.88	0.89	0.89
Ratio of net expenses to average net assets (%) (c)	0.92	0.90	0.88	0.89	0.88
Ratio of net investment income to average net assets (%)	0.84	0.48	1.03	1.01	1.58
Portfolio turnover rate (%)	190	85	74	75	97
Net assets, end of period (in millions)	$18.3	$22.7	$28.2	$21.4	$18.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-14

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, return of capital adjustments, and Real Estate Investment Trusts (REITs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Neuberger Berman Management LLC (the “Subadviser”), effective November 26, 2012, for investment subadvisory services in connection with the investment management of the Portfolio. Prior to November 26, 2012, the Adviser had a subadvisory agreement with Lazard Asset Management LLC for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee for assets under management by the subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate. Morgan Stanley Investment Management Inc. has been hired as an additional subadviser for the management of one privately placed, unregistered, equity security and would be paid a fixed rate of the Portfolio’s average daily net assets attributable to that security.

MIST-15

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$2,635,553	0.700%	First $500 Million
	0.675%	$500 Million to $1 Billion
	0.600%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$691,675,157	$—	$717,107,258

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the

MIST-16

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Notes to Financial Statements—December 31, 2012—(Continued)

risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$1,802,365	$6,955,656	$—	$—	$1,802,365	$6,955,656

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$2,959,803	$—	$577,976	$(195,524,062)	$(191,986,283)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total
$22,852,458	$172,671,604	$195,524,062

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

9. Subsequent Events

At a meeting held on November 12-13, 2012, the Board approved the acquisition of the Portfolio by the Neuberger Berman Genesis Portfolio (“Neuberger Berman Genesis”), a portfolio of Metropolitan Series Fund, subject to the approval of shareholders of the Portfolio. On or about February 22, 2013, the shareholders of the Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Portfolio by Neuberger Berman Genesis in exchange for shares of the Neuberger Berman Genesis and the assumption by Neuberger Berman Genesis of the liabilities of the Portfolio. If approved by shareholders, it is anticipated that the reorganization will close on or about April 29, 2013.

MIST-17

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of MLA Mid Cap Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio), one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MLA Mid Cap Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-20

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MLA Mid Cap Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-21

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-22

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the MLA Mid Cap Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Index, for the one-, three- and five-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance. The Board also took into account that the Portfolio’s Sub-Adviser was being replaced effective on or about November 26, 2012. The Board considered that it was proposed that the Portfolio be reorganized into the Neuberger Berman Genesis Portfolio, a series of MSF, effective on or about April 29, 2013. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MLA Mid Cap Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MIST-23

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MLA Mid Cap Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-24

Met Investors Series Trust

MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-25

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-26

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the Morgan Stanley Mid Cap Growth Portfolio returned 9.55%, 9.28%, and 9.47%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 15.81% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Despite economic uncertainties in the United States (“U.S.”), Europe and China, accommodative monetary policy from central banks around the world helped buoy the prices of stocks and other risky assets during the 12 months ended December 31, 2012. The market was volatile during the year. The U.S. economy appeared to hit a soft patch in the spring, problems in Greece and Spain reignited concerns about the European debt crisis, and the lack of resolution about the “fiscal cliff” (the automatic tax increases and spending cuts triggered on January 1, 2013 that could lead to another recession) weighed on the market. However, a pledge by the European Central Bank president to do “whatever it takes” to preserve the Euro and additional stimulus from the U.S. Federal Reserve (including a third round of quantitative easing, or “QE3”) eased fears. Corporate earnings growth remained strong, further contributing to market gains during the year, but was expected to weaken in 2013.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in the Consumer Discretionary sector was the leading detractor from performance, primarily due to exposure to online deals provider Groupon Inc. Stock selection in the Materials sector also hampered relative performance, driven by a position in rare earths miner Molycorp Inc. An underweight exposure in the sector also cost the Portfolio relative performance, as Materials was the Index’s best performing sector. Stock selection in the Financials sector was disadvantageous as well. Within the sector, a holding in data provider MSCI Inc. was the main detractor.

However, positive contributions to performance came from stock selection in Information Technology, with strong performance from a position in online professional networking service LinkedIn Corp. The Utilities sector was additive as well, although the relative gains were somewhat offset by the negative effect of an overweight in the sector. Exposure to infrastructure asset management company Brookfield Infrastructure Partners (Bermuda) was beneficial to performance. An underweight exposure to the Consumer Staples sector was also favorable to relative performance.

There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

At the security level, one of the few changes made to the Portfolio was exiting the position in Molycorp Inc. in the fourth quarter of 2012. We had originally believed Molycorp Inc. to be uniquely positioned as one of only two non-Chinese rare earths suppliers, and hence poised to benefit from the long-term supply/demand imbalance that exists for these materials. However, we exited the position in November recognizing that supply growth will likely outweigh demand growth for some time, resulting in a sustained period of weak pricing and a less favorable risk/reward profile.

As of December 31, 2012, the Portfolio’s largest sector weights were Information Technology, Industrials, and Consumer Discretionary, while its smallest sector weights were Telecommunication Services (in which the Portfolio has no exposure), Energy, and Utilities.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead Nash

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

MORGAN STANLEY MID CAP GROWTH PORTFOLIO MANAGED BY

MORGAN STANLEY INVESTMENT MANAGEMENT INC. VS. RUSSELL MIDCAP GROWTH INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year	Since Inception[3]
Morgan Stanley Mid Cap Growth Portfolio
Class A	9.55	2.65	9.46	—
Class B	9.28	2.39	9.16	—
Class E	9.47	—	—	7.94
Russell Midcap Growth Index[1]	15.81	3.23	10.32	9.08

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A shares is 5/1/2001. Inception of the Class B shares is 2/12/2001. Inception of the Class E shares is 4/27/2010.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Motorola Solutions, Inc.	3.9
Edenred S.A.	3.8
Brookfield Infrastructure Partners L.P.	3.6
Illumina, Inc.	3.4
Solera Holdings, Inc.	3.3
Salesforce.com, Inc.	2.8
Verisk Analytics, Inc.- Class A	2.7
LinkedIn Corp.- Class A	2.7
Intertek Group plc	2.7
MSCI, Inc.	2.5

Top Sectors

% of Market Value of Total Investments
Information Technology	29.7
Industrials	15.5
Consumer Discretionary	13.4
Health Care	12.4
Financials	8.2
Consumer Staples	5.5
Materials	4.7
Cash & Cash Equivalents	4.0
Utilities	3.6
Energy	3.1

MIST-2

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.69%	$1,000.00	$1,022.50	$3.51
	Hypothetical*	0.69%	$1,000.00	$1,021.67	$3.51
Class B(a)	Actual	0.94%	$1,000.00	$1,021.50	$4.78
	Hypothetical*	0.94%	$1,000.00	$1,020.41	$4.77
Class E(a)	Actual	0.83%	$1,000.00	$1,022.10	$4.22
	Hypothetical*	0.83%	$1,000.00	$1,020.96	$4.22

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—95.8% of Net Assets

Security Description	Shares	Value

Automobiles—0.6%
Tesla Motors, Inc. (a) (b)	164,000	$5,554,680

Beverages—1.7%
Monster Beverage Corp. (a)	318,827	16,859,572

Biotechnology—0.6%
Ironwood Pharmaceuticals, Inc. - Class A (a) (b)	525,232	5,824,823

Capital Markets—0.9%
Greenhill & Co., Inc. (b)	164,688	8,562,129

Chemicals—2.6%
Intrepid Potash, Inc. (b)	478,343	10,183,923
Rockwood Holdings, Inc.	315,592	15,609,180

		25,793,103

Commercial Services & Supplies—6.3%
Covanta Holding Corp.	584,189	10,760,761
Edenred S.A.	1,184,665	36,839,674
Stericycle, Inc. (a) (b)	152,813	14,252,868

		61,853,303

Communications Equipment—3.9%
Motorola Solutions, Inc.	680,432	37,886,454

Construction Materials—2.1%
Martin Marietta Materials, Inc. (b)	215,770	20,342,796

Diversified Consumer Services—3.7%
New Oriental Education & Technology Group, Inc. (ADR) (b)	760,076	14,768,277
Weight Watchers International, Inc. (b)	404,609	21,185,327

		35,953,604

Diversified Financial Services—3.9%
IntercontinentalExchange, Inc. (a)	112,284	13,901,882
MSCI, Inc. (a)	777,722	24,101,605

		38,003,487

Electric Utilities—3.6%
Brookfield Infrastructure Partners L.P.	988,932	34,859,853

Electrical Equipment—1.6%
Sensata Technologies Holding N.V. (a) (b)	493,157	16,017,739

Electronic Equipment, Instruments & Components—1.1%
Trimble Navigation, Ltd. (a)	184,626	11,036,942

Food Products—3.8%
DE Master Blenders 1753 N.V. (a)	1,904,765	22,156,292
Mead Johnson Nutrition Co.	225,111	14,832,564

		36,988,856

Health Care Equipment & Supplies—3.7%
IDEXX Laboratories, Inc. (a) (b)	150,310	13,948,768

Health Care Equipment & Supplies—(Continued)
Intuitive Surgical, Inc. (a) (b)	45,315	$22,221,116

		36,169,884

Health Care Providers & Services—1.8%
Qualicorp S.A. (a)	1,658,861	17,264,864

Health Care Technology—1.7%
athenahealth, Inc. (a)	232,794	17,098,719

Hotels, Restaurants & Leisure—1.4%
Dunkin’ Brands Group, Inc.	423,120	14,039,122

Insurance—3.5%
Arch Capital Group, Ltd. (a) (b)	322,800	14,209,656
Progressive Corp. (The)	938,192	19,795,851

		34,005,507

Internet & Catalog Retail—1.1%
Groupon, Inc. (a) (b)	2,305,353	11,250,123

Internet Software & Services—10.0%
Akamai Technologies, Inc. (a)	376,654	15,408,915
Dropbox, Inc. (c) (d)	460,161	4,164,043
LinkedIn Corp. - Class A (a)	232,318	26,674,753
MercadoLibre, Inc. (b)	131,479	10,330,305
Qihoo 360 Technology Co., Ltd. (ADR) (a) (b)	191,250	5,678,213
SINA Corp. (a) (b)	91,493	4,594,778
Yandex N.V. - Class A (a)	929,587	20,051,192
Youku Tudou, Inc. (a) (b)	636,289	11,605,911

		98,508,110

IT Services—2.3%
Gartner, Inc. (a)	483,130	22,233,643

Life Sciences Tools & Services—4.6%
Illumina, Inc. (a) (b)	594,012	33,021,127
Techne Corp.	180,690	12,348,355

		45,369,482

Media—3.5%
Aimia, Inc.	22,565	337,329
McGraw-Hill Cos., Inc. (The)	354,728	19,392,980
Morningstar, Inc. (b)	233,895	14,695,623

		34,425,932

Multiline Retail—1.5%
Dollar Tree, Inc. (a)	374,792	15,201,563

Oil, Gas & Consumable Fuels—3.1%
Range Resources Corp.	350,075	21,995,212
Ultra Petroleum Corp. (a) (b)	457,036	8,286,063

		30,281,275

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—7.5%
IHS, Inc. - Class A (a)	210,955	$20,251,680
Intertek Group plc	518,952	26,189,403
Verisk Analytics, Inc. - Class A (a)	527,476	26,901,276

		73,342,359

Semiconductors & Semiconductor Equipment—1.3%
First Solar, Inc. (a) (b)	420,694	12,991,031

Software—10.9%
Citrix Systems, Inc. (a)	185,420	12,191,365
FactSet Research Systems, Inc. (b)	65,641	5,780,347
Red Hat, Inc. (a)	248,029	13,135,616
Salesforce.com, Inc. (a)	160,424	26,967,274
Solera Holdings, Inc. (b)	607,532	32,484,736
Workday, Inc. - Class A (a)	114,056	6,216,052
Workday, Inc. - Class B (a)(d)	94,808	4,822,395
Zynga, Inc. - Class A (a)	2,140,617	5,073,262

		106,671,047

Textiles, Apparel & Luxury Goods—1.5%
Coach, Inc.	270,944	15,040,101

Total Common Stocks (Cost $881,893,099)		939,430,103

Preferred Stocks—0.3%

Internet Software & Services—0.1%
Dropbox, Inc., Series A (a) (c) (d)	51,888	469,539
Peixe Urbano, Inc., Series C (a) (c) (d)	71,709	341,335

		810,874

Software—0.2%
Palantir Technologies, Inc. Series G (a) (c) (d)	541,563	1,657,183

Transportation Infrastructure—0.0%
Better Place, Inc., Series B (a) (c) (d)	296,688	89,007
Better Place, Inc., Series C (a) (c) (d)	1,153,141	345,942

		434,949

Total Preferred Stocks (Cost $10,465,012)		2,903,006

Short-Term Investments—24.0%

Mutual Fund—20.0%
State Street Navigator Securities Lending Prime Portfolio (e)	196,108,173	196,108,173

Repurchase Agreement—4.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $38,758,022 on 01/02/13, collateralized by $39,535,000 U.S. Treasury Note at 0.250% due 07/15/15 with a value of $39,535,000.	38,758,000	$38,758,000

Total Short-Term Investments (Cost $234,866,173)		234,866,173

Total Investments—120.1% (Cost $1,127,224,284) (f)		1,177,199,282
Other assets and liabilities (net)—(20.1)%		(197,112,862)

Net Assets—100.0%		$980,086,420

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $196,855,431 and the collateral received consisted of cash in the amount of $196,108,173 and non-cash collateral with a value of $1,815,433. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2012, these securities represent 0.7% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $11,889,444, which is 1.2% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,126,773,775. The aggregate unrealized appreciation and depreciation of investments were $144,716,665 and $(94,291,158), respectively, resulting in net unrealized appreciation of $50,425,507 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Restricted Securities	Acquisition Date	Shares	Cost	Value
Better Place LLC, Series B	04/22/10	296,688	$741,720	$89,007
Better Place LLC, Series C	11/11/11	1,153,141	5,235,260	345,942
Dropbox, Inc.	05/01/12	460,161	4,165,241	4,164,043
Dropbox, Inc., Series A	05/25/12	51,888	470,125	469,539
Palantir Technologies, Inc.	07/19/12	541,563	1,657,183	1,657,183
Peixe Urbano, Inc., Series C	12/02/11	71,709	2,360,725	341,335
Workday, Inc., Class B	10/12/11	94,808	1,257,154	4,822,395

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$5,554,680	$—	$—	$5,554,680
Beverages	16,859,572	—	—	16,859,572
Biotechnology	5,824,823	—	—	5,824,823
Capital Markets	8,562,129	—	—	8,562,129
Chemicals	25,793,103	—	—	25,793,103
Commercial Services & Supplies	25,013,629	36,839,674	—	61,853,303
Communications Equipment	37,886,454	—	—	37,886,454
Construction Materials	20,342,796	—	—	20,342,796
Diversified Consumer Services	35,953,604	—	—	35,953,604
Diversified Financial Services	38,003,487	—	—	38,003,487
Electric Utilities	34,859,853	—	—	34,859,853
Electrical Equipment	16,017,739	—	—	16,017,739
Electronic Equipment, Instruments & Components	11,036,942	—	—	11,036,942
Food Products	14,832,564	22,156,292	—	36,988,856
Health Care Equipment & Supplies	36,169,884	—	—	36,169,884
Health Care Providers & Services	—	17,264,864	—	17,264,864
Health Care Technology	17,098,719	—	—	17,098,719
Hotels, Restaurants & Leisure	14,039,122	—	—	14,039,122
Insurance	34,005,507	—	—	34,005,507
Internet & Catalog Retail	11,250,123	—	—	11,250,123
Internet Software & Services	94,344,067	—	4,164,043	98,508,110
IT Services	22,233,643	—	—	22,233,643
Life Sciences Tools & Services	45,369,482	—	—	45,369,482
Media	34,425,932	—	—	34,425,932
Multiline Retail	15,201,563	—	—	15,201,563
Oil, Gas & Consumable Fuels	30,281,275	—	—	30,281,275
Professional Services	47,152,956	26,189,403	—	73,342,359
Semiconductors & Semiconductor Equipment	12,991,031	—	—	12,991,031

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Software	$101,848,652	$4,822,395	$—	$106,671,047
Textiles, Apparel & Luxury Goods	15,040,101	—	—	15,040,101
Total Common Stocks	827,993,432	107,272,628	4,164,043	939,430,103
Total Preferred Stocks*	—	—	2,903,006	2,903,006
Short-Term Investments
Mutual Fund	196,108,173	—	—	196,108,173
Repurchase Agreement	—	38,758,000	—	38,758,000
Total Short-Term Investments	196,108,173	38,758,000	—	234,866,173
Total Investments	$1,024,101,605	$146,030,628	$7,067,049	$1,177,199,282

Collateral for securities loaned (Liability)	$—	$(196,108,173)	$—	$(196,108,173)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $13,034,315 were due to the application of a systematic fair valuation model factor.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2011	Change in Unrealized Depreciation	Purchases	Sales	Balance as of December 31, 2012	Change in Unrealized Depreciation from investments still held at December 31, 2012
Common Stocks
Internet Software & Services	$—	$(1,198)	$4,165,241	$—	$4,164,043	$(1,198)
Preferred Stocks
Internet Software & Services	3,617,879	(2,019,975)	470,124	(1,257,154)	810,874	(2,019,975)
Software	—	—	1,657,183	—	1,657,183	—
Transportation Infrastructure	6,582,223	(6,147,274)	—	—	434,949	(6,147,274)

Total	$10,200,102	$(8,168,447)	$6,292,548	$(1,257,154)	$7,067,049	$(8,168,447)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,177,199,282
Cash		218
Receivable for investments sold		1,993,663
Receivable for fund shares sold		420,839
Dividends receivable		395,702
Other assets		2,154

Total Assets		1,180,011,858

Liabilities
Payables for:
Investments purchased	$2,455,126
Fund shares redeemed	439,169
Collateral for securities loaned	196,108,173
Accrued Expenses:
Management fees	523,883
Distribution and service fees— Class B	65,929
Distribution and service fees— Class E	1,967
Administration fees	4,941
Custodian and accounting fees	45,675
Deferred trustees’ fees	43,622
Other expenses	236,953

Total Liabilities		199,925,438

Net Assets		$980,086,420

Net assets represented by
Paid in surplus		$1,312,854,569
Accumulated net realized loss		(391,594,356)
Unrealized appreciation on investments and foreign currency transactions		49,973,279
Undistributed net investment income		8,852,928

Net Assets		$980,086,420

Net Assets
Class A		$649,267,955
Class B		315,290,553
Class E		15,527,912
Capital Shares Outstanding*
Class A		54,969,908
Class B		27,600,253
Class E		1,343,699
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$11.81
Class B		11.42
Class E		11.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,127,224,284.
(b)	Includes securities loaned at value of $196,855,431.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$13,126,264
Interest		4,918
Securities lending income		3,172,895

Total investment income		16,304,077
Expenses
Management fees	$5,989,840
Administration fees	26,162
Custodian and accounting fees	203,204
Distribution and service fees—Class B	734,597
Distribution and service fees—Class E	24,689
Audit and tax services	40,623
Legal	30,908
Trustees’ fees and expenses	33,083
Shareholder reporting	261,571
Insurance	1,455
Miscellaneous	17,753

Total expenses	7,363,885
Less management fee waiver	(99,999)

Net expenses	7,263,886

Net Investment Income		9,040,191

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		12,083,600
Futures contracts		94,305
Foreign currency transactions		(36,461)

Net realized gain		12,141,444

Net change in unrealized appreciation on:
Investments		50,596,197
Foreign currency transactions		1,524

Net change in unrealized appreciation		50,597,721

Net realized and unrealized gain		62,739,165

Net Increase in Net Assets From Operations		$71,779,356

(a)	Net of foreign withholding taxes of $189,656.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$9,040,191	$1,232,504
Net realized gain	12,141,444	68,606,497
Net change in unrealized appreciation (depreciation)	50,597,721	(130,361,224)

Net increase (decrease) in net assets resulting from operations	71,779,356	(60,522,223)

Distributions to Shareholders
From net investment income
Class A	—	(4,134,923)
Class B	—	(1,487,244)
Class E	—	(131,024)
From net realized capital gains
Class A	—	(14,572,788)
Class B	—	(6,738,606)
Class E	—	(525,267)

Net decrease in net assets resulting from distributions	—	(27,589,852)

Net increase in net assets from capital share transactions	101,333,588	68,891,913

Net Increase (Decrease) in Net Assets	173,112,944	(19,220,162)

Net Assets
Net assets at beginning of period	806,973,476	826,193,638

Net assets at end of period	$980,086,420	$806,973,476

Undistributed (distributions in excess of) net investment income at end of period	$8,852,928	$(34,606)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	14,185,070	$171,283,998	8,858,790	$107,694,407
Reinvestments	—	—	1,439,055	18,707,711
Redemptions	(9,257,024)	(108,061,482)	(7,902,988)	(95,053,164)

Net increase	4,928,046	$63,222,516	2,394,857	$31,348,954

Class B
Sales	6,563,583	$74,205,752	6,813,904	$78,886,612
Reinvestments	—	—	651,811	8,225,850
Redemptions	(3,014,351)	(34,111,320)	(3,974,512)	(46,495,055)

Net increase	3,549,232	$40,094,432	3,491,203	$40,617,407

Class E
Sales	79,744	$917,766	202,768	$2,469,522
Reinvestments	—	—	51,474	656,291
Redemptions	(253,375)	(2,901,126)	(516,668)	(6,200,261)

Net decrease	(173,631)	$(1,983,360)	(262,426)	$(3,074,448)

Increase derived from capital shares transactions		$101,333,588		$68,891,913

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$10.78	$11.91		$9.01		$5.71		$11.82

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.03		0.07		0.02		0.02
Net realized and unrealized gain (loss) on investments	0.91	(0.75)		2.85		3.28		(5.10)

Total from investment operations	1.03	(0.72)		2.92		3.30		(5.08)

Less Distributions
Distributions from net investment income	0.00	(0.09)		(0.02)		(0.00	)(b)	(0.15)
Distributions from net realized capital gains	0.00	(0.32)		0.00		0.00		(0.88)

Total distributions	0.00	(0.41)		(0.02)		(0.00	)(b)	(1.03)

Net Asset Value, End of Period	$11.81	$10.78		$11.91		$9.01		$5.71

Total Return (%) (c)	9.55	(6.67)		32.41		57.83		(46.67)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.72	0.72		0.80		0.90		0.89
Ratio of net expenses to average net assets (%) (d)	0.71	0.71		0.78		0.90		0.89
Ratio of net investment income to average net assets (%)	1.07	0.22		0.63		0.24		0.25
Portfolio turnover rate (%)	36	34		48		33		38
Net assets, end of period (in millions)	$649.3	$539.5		$567.5		$21.7		$16.3

	Class B
	Year Ended December 31,
	2012	2011		2010		2009		2008
Net Asset Value, Beginning of Period	$10.45	$11.57		$8.76		$5.57		$11.55

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	(0.00	)(e)	0.02		0.00	(e)	(0.00	)(e)
Net realized and unrealized gain (loss) on investments	0.88	(0.73)		2.79		3.19		(4.97)

Total from investment operations	0.97	(0.73)		2.81		3.19		(4.97)

Less Distributions
Distributions from net investment income	0.00	(0.07)		(0.00	)(b)	0.00		(0.13)
Distributions from net realized capital gains	0.00	(0.32)		0.00		0.00		(0.88)

Total distributions	0.00	(0.39)		(0.00	)(b)	0.00		(1.01)

Net Asset Value, End of Period	$11.42	$10.45		$11.57		$8.76		$5.57

Total Return (%) (c)	9.28	(6.92)		32.09		57.27		(46.75)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.97	0.97		1.05		1.15		1.14
Ratio of net expenses to average net assets (%) (d)	0.96	0.96		1.03		1.15		1.14
Ratio of net investment income (loss) to average net assets (%)	0.80	(0.03)		0.24		0.00	(f)	(0.03)
Portfolio turnover rate (%)	36	34		48		33		38
Net assets, end of period (in millions)	$315.3	$251.4		$237.9		$107.5		$58.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010(i )
Net Asset Value, Beginning of Period	$10.56	$11.69	$9.71

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.01	0.04
Net realized and unrealized gain (loss) on investments	0.90	(0.74)	1.94

Total from investment operations	1.00	(0.73)	1.98

Less Distributions
Distributions from net investment income	0.00	(0.08)	0.00
Distributions from net realized capital gains	0.00	(0.32)	0.00

Total distributions	0.00	(0.40)	0.00

Net Asset Value, End of Period	$11.56	$10.56	$11.69

Total Return (%) (c)	9.47	(6.87)	20.39	(g)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.87	0.87	0.95	(h)
Ratio of net expenses to average net assets (%) (d)	0.86	0.86	0.93	(h)
Ratio of net investment income to average net assets (%)	0.87	0.06	0.50	(h)
Portfolio turnover rate (%)	36	34	48
Net assets, end of period (in millions)	$15.5	$16.0	$20.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(e)	Net investment income was less than $0.01.
(f)	Ratio of net investment income to average net assets was less than 0.01%.
(g)	Periods less than one year are not computed on an annualized basis.
(h)	Computed on an annualized basis.
(i)	Commencement of operations was 4/27/2010.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, Real Estate Investment Trusts (REITs) and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general

MIST-14

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$5,989,840	0.700%	First $200 Million
	0.650%	$200 Million to $500 Million
	0.625%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $	200 million

An identical agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived, if applicable, for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-15

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$416,197,606	$—	$313,168,330

The Portfolio engaged in security transactions with other accounts managed by Morgan Stanley Investment Management Inc. that amounted to $41,298,764 in purchases and $3,658,832 in sales of investments which are included above.

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 27, 2012, the Portfolio had bought and sold $46,302,234 in equity index futures contracts. At December 31, 2012, the Portfolio did not have any open futures contracts. For the year ended December 31, 2012, the Portfolio had realized gains in the amount of $94,305 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-16

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$—	$6,329,786	$—	$21,259,646	$—	$27,589,432

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$8,896,511	$—	$50,424,013	$(392,044,865)	$(332,724,341)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2015	Expiring 12/31/2016		Total
$183,964,797*	$208,080,068	*	$392,044,865

*	The Portfolio acquired capital losses in the merger with FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, on April 30, 2010.

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-17

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Morgan Stanley Mid Cap Growth Portfolio and Board of Directors of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Stanley Mid Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Mid Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-20

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Morgan Stanley Mid Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-21

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the

MIST-22

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Morgan Stanley Mid Cap Growth Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2012, and outperformed the median of its Performance Universe and Lipper Index for the three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three- and five-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance relative to its benchmark. Based on its review, the Board concluded that the Portfolio’s performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Morgan Stanley Mid Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that in conjunction with a previous merger the Adviser had negotiated a reduction to the Portfolio’s sub-advisory fee schedule by lowering the levels at which certain breakpoints took effect and that the Adviser is waiving an additional portion of its advisory fee on assets below $200 million in order for shareholders to benefit from the fee reduction being implemented at the sub-advisory fee level. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith

MIST-23

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Morgan Stanley Mid Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that

MIST-24

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-25

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-26

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned 9.33%, 9.13%, and 9.22%, respectively. The Portfolio’s benchmark, the Barclays U.S. TIPS Index1, returned 6.98% over the same period.

MARKET ENVIRONMENT / CONDITIONS

2012 was a year defined globally by a dynamic, polarized political process. The year began with a focus on Europe, as the seemingly inevitable Greek tragedy fueled speculation of when, not if, the European Union (“EU”) would see its membership shrink. In late July, a few determined statements from the European Central Bank (“ECB”) President Mario Draghi—later reinforced in early September by the ECB Governing Council—stabilized markets and postponed any sovereign exits from the EU. The markets spent the remainder of the year weighing the efficacy of a “do whatever it takes to safeguard monetary union” policy stance versus the Greek austerity commitment and Spanish financial system stability.

The eurozone had to compete with the United States for headlines, as the U.S. political climate often relegated geopolitical instability and uprising to second page news. Markets confronted an evolving monetary policy that produced multiple extensions of rate guidance (now mid-2015), a third quantitative easing (“QE3”) mortgage purchase program and additional, targeted Treasury purchases with the expiry of Operation Twist (the Federal Reserve’s program to purchase longer term Treasuries in an effort to depress interest rates), the explicit use of unemployment and inflation quantitative thresholds, and a growing Federal Reserve (“Fed”) balance sheet and System Open Market Account which currently stands at $2.65 trillion.

Towards the end of the year, Americans voted President Barack Obama to a second term in office in November. While the President’s reelection likely cemented the fate of the Affordable Care Act and Dodd-Frank reforms, market participants quickly turned their attention to the uncertainty surrounding the impending fiscal cliff. Both political parties recognized that averting the cliff was essential to avoiding a recession in 2013, but negotiations were strained for much of the quarter with Democrats seeking increased tax revenue from the wealthiest Americans and Republicans asking for spending cuts on entitlement programs. Ultimately, hopes of a grand bargain abated and gave way to a short-term deal, thus opening the door to further fiscal negotiations, most notably on a debt ceiling increase and spending cuts (the “sequester”), in 2013.

Treasury Inflation-Protected Securities (“TIPS”) returned 6.98 percent for the year (Barclays U.S. TIPS Index), and outperformed nominal Treasuries. Real yields declined across the maturity spectrum during the year with the 10-year real yield ending the year at -0.74 percent. Breakeven inflation levels (the difference between nominal and real yields and a proxy for inflation expectations) widened during the year as the markets priced in higher longer-term inflation expectations given the Fed’s continued dovish monetary policies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark over the reporting period. An underweight to U.S. real duration detracted from performance during the year as real yields declined given central bank interventions. However, exposure to nominal U.S. Treasuries partially mitigated this negative impact as nominal rates also declined, but did not keep up with the pace of real yields. Modest duration exposure to Australian inflation-linked bonds added to performance during the period as yields declined. Modest exposures to non-Agency Mortgage-Backed Securities added to returns as spreads narrowed and prices rose. Additionally, tactical positioning in Investment Grade and High Yield corporporate bonds, partially implemented via credit default swaps, with a focus on Financials was positive for returns as these sectors outperformed like-duration Treasuries during the year. The Portfolio’s exposure to Emerging Market local rates, partially implemented via interest rate swaps, added to returns as rates declined.

At period end, the Portfolio had a neutral exposure to U.S. real duration given possible long-term inflation potential. The Portfolio maintained rate exposure emphasizing countries with stronger fundamentals and higher real yields, such as Australia, Canada, the U.K. and Brazil. Within TIPS, the Portfolio concentrated on intermediate maturities that offer the best potential for price appreciation given the suppression of real yields on shorter maturities. In terms of spread exposure, the Portfolio maintained a modest exposure to non-Agency mortgage-backed securities that are senior in the capital structure. With regard to credit, the Portfolio maintained small exposures to well-capitalized U.S. financial companies. Additionally, the Portfolio continued to maintain exposure to Emerging Market Sovereign and Corporate Credits, such as those in Brazil that have

MIST-1

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

strong credit fundamentals and higher real yields. Finally, the Portfolio maintained an overall neutral stance on currency with modest positions to high quality emerging market currencies such as the Brazilian real and Mexican peso.

Mihir P. Worah

Managing Director

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

PIMCO INFLATION PROTECTED BOND PORTFOLIO MANAGED BY

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. BARCLAYS U.S. TIPS INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[3]
PIMCO Inflation Protected Bond Portfolio
Class A	9.33	7.73	6.89
Class B	9.13	7.48	6.63
Class E	9.22	7.58	7.59
Barclays U.S. TIPS Index[1]	6.98	7.04	6.61

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A and Class B shares is 5/1/2003. Inception of Class E shares is 5/1/2006. Index returns are based on an inception date of 5/1/2003.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Issuers

% of Net Assets
U.S. Treasury Inflation Indexed Notes	57.0
U.S. Treasury Inflation Indexed Bonds	33.8
United Kingdom Gilt Inflation Linked	2.0
Italy Buoni Poliennali Del Tesoro	1.7
Australia Government Bonds	1.5
Commonwealth Bank of Australia	1.2
Federal Home Loan Mortgage Corp.	1.0
Dexia Credit Local S.A.	1.0
Italy Buoni Ordinari del Tesoro BOT	0.9
Canadian Government Bonds	0.7

Top Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	55.8
Cash & Cash Equivalents	27.6
Foreign Bonds & Debt Securities	9.5
Mortgage-Backed Securities	3.5
Asset-Backed Securities	1.8
Domestic Bonds & Debt Securities	1.2
Floating Rate Loans	0.5

MIST-3

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.59%	$1,000.00	$1,036.80	$3.02
	Hypothetical*	0.59%	$1,000.00	$1,022.17	$3.00

Class B	Actual	0.84%	$1,000.00	$1,036.10	$4.30
	Hypothetical*	0.84%	$1,000.00	$1,020.91	$4.27

Class E	Actual	0.74%	$1,000.00	$1,036.10	$3.79
	Hypothetical*	0.74%	$1,000.00	$1,021.42	$3.76

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—93.9% of Net Assets

Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—1.4%
Fannie Mae 30 Yr. Pool
5.500%, 12/01/36	1,269,199	$1,380,807
Fannie Mae ARM Pool
2.492%, 11/01/34	1,647,447	1,774,127
1.360%, 07/01/44 (a)	34,348	34,882
1.360%, 09/01/44 (a)	57,031	57,937
Fannie Mae REMICS (CMO)
0.360%, 08/25/34 (a)	190,724	188,478
2.713%, 05/25/35 (a)	870,167	923,983
0.268%, 12/25/36 (a)	132,687	126,852
0.270%, 07/25/37 (a)	1,349,560	1,297,400
0.560%, 07/25/37 (a)	114,727	115,428
0.590%, 07/25/37 (a)	694,778	699,818
0.890%, 02/25/41 (a)	7,328,891	7,398,303
Fannie Mae Whole Loan (CMO)
0.560%, 05/25/42 (a)	116,148	116,635
Freddie Mac ARM Non-Gold Pool
2.367%, 01/01/34	152,094	161,999
Freddie Mac REMICS (CMO)
0.439%, 02/15/19 (a)	2,679,005	2,686,735
0.359%, 10/15/20 (a)	1,082,944	1,084,533
0.559%, 12/15/30 (a)	5,781	5,781
0.659%, 08/15/33 (a)	7,416,320	7,471,334
Freddie Mac Strips (CMO)
0.659%, 09/15/42 (a)	11,825,096	11,868,926
Freddie Mac Structured Pass-Through Securities (CMO)
0.470%, 08/25/31 (a)	80,223	78,514
1.360%, 10/25/44 (a)	4,673,129	4,679,859
1.360%, 02/25/45 (a)	1,403,287	1,360,178
Ginnie Mae (CMO)
0.511%, 03/20/37 (a)	8,778,331	8,813,953

		52,326,462

Federal Agencies—1.7%
Federal Home Loan Mortgage Corp.
2.000%, 03/14/19	19,700,000	19,760,282
2.500%, 10/02/19	18,100,000	18,743,726
Federal National Mortgage Association
1.250%, 03/14/14	10,700,000	10,836,800
2.700%, 03/28/22	11,600,000	11,656,933
2.600%, 05/02/22	3,000,000	3,014,367

		64,012,108

U.S. Treasury—90.8%
U.S. Treasury Inflation Indexed Bonds
2.375%, 01/15/25 (b)	188,553,659	254,768,425
2.000%, 01/15/26 (b)	99,175,356	130,276,153
2.375%, 01/15/27 (b) (c) (d)	123,164,576	170,082,644
1.750%, 01/15/28 (b)	160,269,091	207,811,474
3.625%, 04/15/28 (b)	59,524,924	94,542,306
2.500%, 01/15/29 (b)	60,700,500	86,725,839
3.875%, 04/15/29 (b) (d)	145,124,432	241,042,683
2.125%, 02/15/40 (b)	25,444,104	37,414,766
0.750%, 02/15/42 (b)	32,334,384	35,514,762

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes
1.875%, 07/15/13 (b)	6,163,759	$6,265,849
2.000%, 01/15/14 (b)	41,096,043	42,428,459
1.250%, 04/15/14 (b) (e)	67,425,926	69,543,504
2.000%, 07/15/14 (b)	106,143,022	112,055,507
1.625%, 01/15/15 (b)	82,835,934	88,045,569
0.500%, 04/15/15 (b)	16,326,783	17,043,627
1.875%, 07/15/15 (b)	8,919,375	9,728,389
2.000%, 01/15/16 (b)	35,185,589	39,034,013
0.125%, 04/15/16 (b) (c) (d) (e)	138,164,960	145,569,773
2.375%, 01/15/17 (b) (d)	3,836,882	4,461,876
0.125%, 04/15/17 (b) (c) (e)	152,322,021	163,210,608
2.625%, 07/15/17 (b) (c)	140,359,998	168,322,376
1.625%, 01/15/18 (b)	37,959,926	44,060,200
1.375%, 07/15/18 (b)	6,007,176	6,998,360
1.875%, 07/15/19 (b)	2,383,414	2,903,110
1.375%, 01/15/20 (b) (c) (d) (f)	128,846,570	152,854,293
1.250%, 07/15/20 (b)	185,421,718	220,130,439
1.125%, 01/15/21 (b)	39,515,570	46,449,328
0.625%, 07/15/21 (b) (c)	291,801,204	331,969,390
0.125%, 01/15/22 (b) (c)	139,606,551	151,734,870
0.125%, 07/15/22 (b)	281,900,463	306,148,413

		3,387,137,005

Total U.S. Treasury & Government Agencies (Cost $3,356,138,454)		3,503,475,575

Foreign Bonds & Debt Securities—16.1%

Commercial Banks—7.0%
Achmea Hypotheekbank N.V.
3.200%, 11/03/14 (144A)	483,000	506,551
ANZ National International, Ltd.
0.751%, 08/19/14 (144A) (a) (k)	5,000,000	5,022,010
Banco Bradesco S.A. of the Cayman Islands
2.410%, 05/16/14 (144A) (a)	16,200,000	16,324,740
Banco Mercantil del Norte S.A.
4.375%, 07/19/15 (144A)	5,600,000	5,922,000
Banco Santander Brazil S.A.
2.408%, 03/18/14 (144A) (a)	1,200,000	1,196,074
BBVA Bancomer S.A.
6.500%, 03/10/21 (144A)	6,700,000	7,470,500
BPCE S.A.
2.375%, 10/04/13 (144A) (k)	10,740,000	10,854,811
Commonwealth Bank of Australia
0.763%, 07/12/13 (144A) (a)	29,700,000	29,769,260
0.810%, 06/25/14 (144A) (a) (k)	7,900,000	7,960,688
0.588%, 09/17/14 (144A) (a)	7,500,000	7,528,552
Dexia Credit Local S.A.
0.711%, 03/05/13 (144A) (a)	4,800,000	4,794,608
0.793%, 04/29/14 (144A) (a)	32,400,000	31,974,083
Duesseldorfer Hypothekenbank AG
1.875%, 12/13/13 (EUR)	13,578,000	18,209,497
Eksportfinans ASA
2.375%, 05/25/16	4,100,000	3,914,565

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Description	Principal Amount*	Value

Commercial Banks—(Continued)
ICICI Bank, Ltd.
2.062%, 02/24/14 (144A) (a)	4,500,000	$4,427,109
ING Bank Australia, Ltd.
3.790%, 06/24/14 (AUD) (a)	800,000	835,474
Intesa Sanpaolo S.p.A. 2.712%, 02/24/14 (144A) (a) (k)	27,700,000	27,676,760
NIBC Bank N.V. 2.800%, 12/02/14 (144A)	24,000,000	24,929,784
Nordea Bank AB 1.240%, 01/14/14 (144A) (a)	26,000,000	26,194,922
Swedbank AB 3.375%, 05/27/14 (EUR)	6,240,000	8,599,039
Turkiye Garanti Bankasi A.S. 2.819%, 04/20/16 (144A) (a)	1,800,000	1,795,500
UBS AG 2.250%, 08/12/13	2,600,000	2,625,269
Westpac Banking Corp. 3.585%, 08/14/14 (144A) (k)	6,700,000	7,026,913
2.700%, 12/09/14 (144A)	4,900,000	5,061,151

		260,619,860

Diversified Financial Services—0.4%
Credit Agricole Home Loan SFH 1.069%, 07/21/14 (144A) (a) (k)	2,000,000	2,004,116
Hyundai Capital Services, Inc. 4.375%, 07/27/16 (144A)	3,100,000	3,336,552
LeasePlan Corp. N.V. 3.250%, 05/22/14 (EUR)	6,000,000	8,249,426
RCI Banque S.A. 2.217%, 04/11/14 (144A) (a) (k)	1,600,000	1,599,891

		15,189,985

Oil & Gas—0.1%
Petrobras International Finance Co. 3.875%, 01/27/16	5,500,000	5,830,016

Pipelines—0.1%
AK Transneft OJSC Via TransCapitalInvest, Ltd. 7.700%, 08/07/13 (144A)	2,700,000	2,815,574

Provincial—0.7%
New South Wales Treasury Corp. 2.750%, 11/20/25 (AUD)	17,300,000	23,375,752
2.500%, 11/20/35 (AUD)	2,500,000	3,087,440

		26,463,192

Sovereign—7.6%
Australia Government Bonds 4.000%, 08/20/20 (AUD)	21,200,000	42,417,216
3.000%, 09/20/25 (AUD)	8,797,000	12,533,277
Canadian Government Bonds 4.250%, 12/01/21 (CAD)	13,678,812	19,367,201
1.500%, 12/01/44 (CAD)	6,342,240	8,425,800

Sovereign—(Continued)
Instituto de Credito Oficial 1.934%, 03/25/14 (EUR) (a)	20,800,000	$26,585,615
Italy Buoni Ordinari del Tesoro BOT Zero Coupon, 09/13/13 (EUR)	24,900,000	32,591,023
Italy Buoni Poliennali Del Tesoro 2.100%, 09/15/16 (EUR)	25,941,206	34,679,743
2.100%, 09/15/17 (EUR)	5,010,548	6,661,956
2.350%, 09/15/19 (EUR)	1,755,376	2,297,060
2.100%, 09/15/21 (EUR)	16,320,848	20,372,947
United Kingdom Gilt Inflation Linked 2.500%, 07/26/16 (GBP)	2,800,000	15,632,147
1.875%, 11/22/22 (GBP)	12,417,600	25,938,475
0.125%, 03/22/24 (GBP)	17,321,103	30,619,815
1.250%, 11/22/32 (GBP)	2,035,620	4,210,071

		282,332,346

Telecommunications—0.2%
Telefonica Emisiones SAU 0.643%, 02/04/13 (a)	6,000,000	5,993,682

Total Foreign Bonds & Debt Securities (Cost $580,170,600)		599,244,655

Mortgage-Backed Securities—6.0%

Collateralized Mortgage Obligations—4.2%
American General Mortgage Loan Trust 5.150%, 03/25/58 (144A) (a)	3,441,747	3,551,570
Arran Residential Mortgages Funding plc 1.391%, 05/16/47 (144A) (EUR) (a)	51,730	68,341
1.391%, 11/19/47 (144A) (EUR) (a)	4,218,159	5,579,895
Banc of America Funding Corp. 2.687%, 02/20/36 (a)	2,263,401	2,253,791
Banc of America Mortgage Securities, Inc. 6.500%, 09/25/33	93,169	98,454
4.920%, 11/25/34 (a)	148,484	147,416
3.111%, 06/25/35 (a)	580,659	536,096
3.114%, 09/25/35 (a)	325,300	299,942
BCAP LLC Trust 5.430%, 03/26/37 (144A) (a)	2,700,000	2,241,000
5.250%, 08/26/37 (144A)	9,823,203	9,759,352
Bear Stearns Adjustable Rate Mortgage Trust 3.127%, 01/25/35 (a)	3,687,075	3,691,433
2.570%, 03/25/35 (a)	1,752,086	1,773,003
2.909%, 03/25/35 (a)	856,140	766,762
3.078%, 03/25/35 (a)	11,310	11,412
2.240%, 08/25/35 (a)	246,802	249,171
Bear Stearns ALT-A Trust 0.370%, 02/25/34 (a)	350,509	336,077
3.001%, 09/25/35 (a)	2,323,996	1,835,945
Bear Stearns Structured Products, Inc. 2.797%, 01/26/36 (a)	895,096	591,789
Chase Mortgage Finance Corp. 3.006%, 02/25/37 (a)	300,130	299,091

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2012

Mortgage-Backed Securities—(Continued)

Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Citigroup Mortgage Loan Trust, Inc. 2.600%, 05/25/35 (a)	81,423	$80,156
2.270%, 09/25/35 (a)	401,005	398,450
2.340%, 09/25/35 (a)	366,102	361,174
2.570%, 10/25/35 (a)	6,023,867	5,815,411
Countrywide Alternative Loan Trust 5.500%, 06/25/35	1,200,000	1,067,631
0.490%, 12/25/35 (a)	47,747	37,506
0.391%, 02/20/47 (a)	1,642,599	992,189
0.380%, 05/25/47 (a)	11,051,986	7,867,970
0.390%, 05/25/47 (a)	565,280	401,191
Countrywide Home Loan Mortgage Pass-Through Trust 2.924%, 11/19/33 (a)	58,614	58,895
3.026%, 08/25/34 (a)	376,119	328,446
4.851%, 11/20/34 (a)	904,302	876,761
0.500%, 04/25/35 (a)	1,310,420	1,020,622
0.550%, 06/25/35 (144A) (a)	266,911	229,306
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.310%, 10/25/36 (a)	56,721	24,993
5.869%, 10/25/36	1,003,590	698,093
5.886%, 10/25/36	1,003,590	698,820
Deutsche Mortgage Securities, Inc. 1.462%, 06/28/47 (144A) (a)	180,361	180,386
First Horizon Alternative Mortgage Securities 2.536%, 06/25/34 (a)	458,441	455,854
Fosse Master Issuer plc 1.725%, 10/18/54 (144A) (a)	7,995,976	8,107,576
Granite Mortgages plc 0.898%, 09/20/44 (GBP) (a)	1,088,484	1,744,053
Greenpoint Mortgage Funding Trust 0.430%, 06/25/45 (a)	550,514	441,574
0.480%, 11/25/45 (a)	238,812	174,474
0.290%, 10/25/46 (a)	2	2
GSR Mortgage Loan Trust 3.004%, 01/25/35 (a)	668,716	659,779
3.013%, 05/25/35 (a)	1,080,017	1,003,816
2.660%, 09/25/35 (a)	842,014	848,215
5.163%, 11/25/35 (a)	1,823,459	1,698,720
Harborview Mortgage Loan Trust 0.430%, 05/19/35 (a)	140,165	110,729
0.490%, 02/19/36 (a)	281,500	188,860
Holmes Master Issuer plc 1.560%, 10/15/54 (144A) (EUR) (a)	15,300,000	20,414,446
Indymac Index Mortgage Loan Trust 3.118%, 11/25/35 (a)	1,720,994	1,447,645
JPMorgan Mortgage Trust 4.963%, 02/25/35 (a)	1,199,240	1,220,919
5.124%, 06/25/35 (a)	2,925,893	2,975,279
3.048%, 07/25/35 (a)	583,112	595,366
3.095%, 07/25/35 (a)	554,285	568,534
3.026%, 08/25/35 (a)	989,285	886,254
3.105%, 08/25/35 (a)	754,278	751,092
5.319%, 09/25/35 (a)	316,602	309,279
2.536%, 07/27/37 (144A) (a)	1,566,090	1,270,456

Collateralized Mortgage Obligations—(Continued)
Master Adjustable Rate Mortgages Trust 2.685%, 12/25/33 (a)	392,826	$389,200
2.630%, 11/21/34 (a)	600,000	623,778
Mellon Residential Funding Corp. 0.649%, 12/15/30 (a)	78,186	78,120
0.909%, 11/15/31 (a)	564,321	557,053
Merrill Lynch Mortgage Investors, Inc. 5.079%, 12/25/35 (a)	601,410	555,963
MLCC Mortgage Investors, Inc. 1.214%, 10/25/35 (a)	446,975	440,747
1.760%, 10/25/35 (a)	1,966,456	1,940,530
0.460%, 11/25/35 (a)	271,383	254,570
National Credit Union Administration Guaranteed Notes 0.663%, 10/07/20 (a)	4,411,429	4,427,972
0.773%, 12/08/20 (a)	6,093,279	6,123,746
Permanent Master Issuer plc 1.510%, 07/15/42 (144A) (EUR) (a)	1,500,000	2,000,955
RBSSP Resecuritization Trust 2.590%, 07/26/45 (144A) (a)	11,650,983	11,958,697
Residential Accredit Loans, Inc. 0.510%, 08/25/35 (a)	231,191	170,614
1.525%, 09/25/45 (a)	240,226	179,067
Securitized Asset Sales, Inc. 0.742%, 11/26/23 (a)	4,453	4,570
Sequoia Mortgage Trust 0.910%, 10/19/26 (a)	140,484	140,445
0.411%, 07/20/36 (a)	2,385,323	2,171,393
Structured Adjustable Rate Mortgage Loan Trust 2.775%, 02/25/34 (a)	328,267	333,220
5.500%, 12/25/34 (a)	1,148,132	1,110,923
1.572%, 01/25/35 (a)	179,202	127,502
Structured Asset Mortgage Investments, Inc. 0.870%, 10/19/34 (a)	165,994	163,237
0.460%, 07/19/35 (a)	332,926	289,844
0.400%, 06/25/36 (a)	140,103	105,734
0.420%, 05/25/46 (a)	65,960	37,600
Structured Asset Securities Corp. 2.859%, 10/28/35 (144A) (a)	228,978	211,881
Swan Trust 4.402%, 04/25/41 (AUD) (a)	443,104	454,474
TBW Mortgage Backed Pass-Through Certificates 6.015%, 07/25/37	425,170	335,317
Thornburg Mortgage Securities Trust 6.108%, 09/25/37 (a)	3,366,653	3,457,087
WaMu Mortgage Pass-Through Certificates 5.324%, 08/25/35 (a)	391,097	384,140
2.915%, 12/25/35 (a)	375,470	363,899
1.365%, 11/25/42 (a)	35,926	34,518
0.500%, 10/25/45 (a)	1,625,034	1,552,361
0.470%, 11/25/45 (a)	257,888	240,565
1.160%, 02/25/46 (a)	256,312	235,611
2.511%, 07/25/46 (a)	1,028,003	938,100
1.166%, 08/25/46 (a)	11,051,748	8,782,658

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2012

Mortgage-Backed Securities—(Continued)

Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
WaMu Mortgage Pass-Through Certificates 2.538%, 11/25/46 (a)	357,021	$323,079
0.976%, 12/25/46 (a)	150,298	128,919
0.936%, 05/25/47 (a)	651,338	536,950
Wells Fargo Mortgage Backed Securities Trust 2.626%, 09/25/34 (a)	812,894	844,207
2.696%, 11/25/34 (a)	401,571	404,771
2.657%, 10/25/35 (a)	36,689	36,351
2.760%, 03/25/36 (a)	266,464	257,790
2.723%, 04/25/36 (a)	1,621,441	1,508,123
5.573%, 04/25/36 (a)	715,887	709,515

		157,027,258

Commercial Mortgage-Backed Securities—1.8%
Banc of America Large Loan, Inc. 2.509%, 11/15/15 (144A) (a)	21,311,868	21,327,159
0.719%, 08/15/29 (144A) (a)	235,652	233,759
5.624%, 06/24/50 (144A) (a)	1,700,000	1,930,903
5.634%, 02/17/51 (144A) (a)	1,000,000	1,166,580
Banc of America Merrill Lynch Commercial Mortgage, Inc. 0.383%, 06/10/49 (144A) (a)	112,515	112,535
5.685%, 06/10/49 (a)	112,515	112,498
5.685%, 06/10/49 (a)	1,100,000	1,279,227
5.729%, 02/10/51 (a)	1,100,000	1,303,515
Commercial Mortgage Pass-Through Certificates 3.156%, 07/10/46 (144A)	2,291,875	2,424,053
Credit Suisse Mortgage Capital Certificates 5.467%, 09/18/39 (144A) (a)	2,000,000	2,284,426
5.383%, 02/15/40 (144A)	1,600,000	1,784,390
Eclipse, Ltd. 0.698%, 01/25/20 (GBP) (a)	1,889,862	2,916,487
GS Mortgage Securities Corp. II 1.103%, 03/06/20 (144A) (a)	1,069,504	1,070,568
1.260%, 03/06/20 (144A) (a)	3,600,000	3,605,051
4.592%, 08/10/43 (144A)	25,000	29,370
JPMorgan Chase Commercial Mortgage Securities Corp. 4.654%, 01/12/37	403,246	409,028
5.794%, 02/12/51 (a)	1,500,000	1,792,624
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700%, 09/12/49	5,400,000	6,361,170
RBSCF Trust 6.006%, 12/16/49 (144A) (a)	2,600,000	3,115,792
Vornado DP LLC 4.004%, 09/13/28 (144A)	7,000,000	7,949,994
Wachovia Bank Commercial Mortgage Trust 0.289%, 06/15/20 (144A) (a)	2,762,145	2,720,181
5.088%, 08/15/41 (a)	1,500,000	1,592,487

		65,521,797

Total Mortgage-Backed Securities (Cost $212,492,030)		222,549,055

Asset-Backed Securities—3.0%
Description	Principal Amount*	Value

Asset-Backed - Automobile—0.0%
Magnolia Funding, Ltd. 3.000%, 04/20/17 (144A) (EUR) (g)	213,551	$282,112

Asset-Backed - Credit Card—0.2%
Citibank Omni Master Trust 2.959%, 08/15/18 (144A) (a)	7,100,000	7,388,682

Asset-Backed - Home Equity—0.2%
Asset Backed Funding Certificates 0.910%, 06/25/34 (a)	729,705	672,043
Bear Stearns Asset Backed Securities Trust 0.870%, 10/25/32 (a)	19,464	18,024
1.210%, 10/25/37 (a)	3,196,406	2,574,833
Carrington Mortgage Loan Trust 0.530%, 10/25/35 (a)	193,187	192,227
First NLC Trust 0.280%, 08/25/37 (144A) (a)	1,617,276	709,500
HSBC Home Equity Loan Trust 0.361%, 03/20/36 (a)	2,053,185	2,025,305
HSI Asset Securitization Corp. Trust 0.260%, 10/25/36 (a)	9,597	3,958
Soundview Home Loan Trust 0.270%, 11/25/36 (144A) (a)	64,336	22,498

		6,218,388

Asset-Backed - Other—1.8%
Alzette European CLO S.A. 0.628%, 12/15/20 (144A) (a)	640,591	633,839
American Money Management Corp. 0.537%, 05/03/18 (144A) (a)	231,679	229,817
Aquilae CLO plc 1.007%, 01/17/23 (EUR) (a)	3,596,683	4,597,086
ARES CLO, Ltd. 0.538%, 03/12/18 (144A) (a)	1,876,690	1,862,022
Conseco Finance Securitizations Corp. 6.681%, 12/01/33 (a)	3,744,982	3,900,192
Countrywide Asset-Backed Certificates 0.460%, 04/25/36 (a)	283,019	272,678
0.390%, 07/25/36 (a)	4,626,105	4,441,595
Credit-Based Asset Servicing and Securitization LLC 0.330%, 07/25/37 (144A) (a)	180,634	89,364
CSAB Mortgage Backed Trust 5.720%, 09/25/36	1,115,494	915,280
Cumberland CLO, Ltd. 0.560%, 11/10/19 (144A) (a)	2,300,326	2,283,848
Duane Street CLO 0.562%, 11/08/17 (144A) (a)	820,160	814,655
Equity One ABS, Inc. 0.510%, 04/25/34 (a)	115,823	90,622
First CLO, Ltd. 0.620%, 12/14/16 (a)	111,364	111,035
Gallatin Funding, Ltd. 0.560%, 08/15/17 (144A) (a)	494,560	488,989

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2012

Asset-Backed Securities—(Continued)

Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Harbourmaster CLO, Ltd. 0.443%, 06/15/20 (EUR) (a)	452,364	$583,798
Harvest CLO S.A. 0.936%, 03/29/17 (EUR) (a)	200,181	262,726
Hillmark Funding 0.562%, 05/21/21 (144A) (a)	15,600,000	15,047,729
JPMorgan Mortgage Acquisition Corp. 0.270%, 03/25/47 (a)	464,181	429,828
Katonah VI, Ltd. 0.629%, 09/20/16 (144A) (a)	367,549	367,276
Landmark CDO, Ltd. 0.611%, 06/01/17 (144A) (a)	2,840,329	2,816,184
Magi Funding plc 0.671%, 04/11/21 (144A) (EUR) (a)	2,120,866	2,724,889
Morgan Stanley IXIS Real Estate Capital Trust 0.260%, 11/25/36 (a)	891	377
Nautique Funding, Ltd. 0.590%, 04/15/20 (144A) (a)	962,297	933,205
Navigare Funding CLO, Ltd. 0.572%, 05/20/19 (144A) (a)	355,093	350,891
NYLIM Flatiron CLO, Ltd. 0.532%, 08/08/20 (144A) (a)	600,000	583,287
Park Place Securities, Inc. 0.890%, 12/25/34 (a)	2,687,703	2,677,827
0.470%, 09/25/35 (a)	30,826	29,911
Penta CLO S.A. 0.564%, 06/04/24 (EUR) (a)	4,357,383	5,406,847
Small Business Administration Participation Certificates 5.510%, 11/01/27	4,438,290	5,139,511
Structured Asset Securities Corp. 1.714%, 04/25/35 (a)	626,782	604,269
0.350%, 05/25/47 (a)	3,200,000	2,535,517
Symphony CLO, Ltd. 0.550%, 05/15/19 (144A) (a)	3,500,000	3,433,450
Wind River CLO, Ltd. 0.639%, 12/19/16 (144A) (a)	357,784	354,619
Wood Street CLO B.V. 0.696%, 03/29/21 (144A) (EUR) (a)	645,762	833,842

		65,847,005

Asset-Backed - Student Loan—0.8%
College Loan Corp. Trust 0.565%, 01/25/24 (a)	900,000	810,384
Nelnet Student Loan Trust 1.015%, 07/25/18 (a)	681,362	683,524
North Carolina State Education Assistance Authority 0.765%, 10/26/20 (a)	2,803,938	2,806,911
SLM Student Loan Trust 0.325%, 10/25/17 (a)	708,647	707,608
0.815%, 10/25/17 (a)	569,811	572,437
1.859%, 12/15/17 (144A) (a)	1,263,278	1,268,350
0.405%, 07/25/22 (a)	306,891	306,906
1.815%, 04/25/23 (a)	20,568,290	21,459,011

Asset-Backed - Student Loan—(Continued)
SLM Student Loan Trust 2.350%, 04/15/39 (144A) (a) (k)	3,033,550	$3,053,329

		31,668,460

Total Asset-Backed Securities (Cost $108,604,638)		111,404,647

Domestic Bonds & Debt Securities—2.1%

Commercial Banks—1.2%
Ally Financial, Inc. 3.510%, 02/11/14 (a)	17,600,000	17,980,512
3.709%, 06/20/14 (a)	1,300,000	1,336,361
Morgan Stanley 2.810%, 05/14/13 (a)	14,800,000	14,902,830
0.651%, 01/09/14 (a)	8,925,000	8,864,212
Wachovia Bank N.A. 0.693%, 11/03/14 (a)	1,325,000	1,321,696

		44,405,611

Diversified Financial Services—0.3%
HSBC Finance Corp. 0.468%, 04/05/13 (EUR) (a)	1,100,000	1,451,960
0.590%, 01/15/14 (a)	3,800,000	3,789,375
International Lease Finance Corp. 5.750%, 05/15/16	4,400,000	4,659,992

		9,901,327

Home Builders—0.2%
D.R. Horton, Inc.
5.250%, 02/15/15	7,500,000	7,931,250

Insurance—0.1%
American International Group, Inc.
8.175%, 05/15/58 (a)	2,700,000	3,530,250

IT Services—0.1%
Lexmark International, Inc.
5.900%, 06/01/13	5,000,000	5,079,380

Media—0.2%
DISH DBS Corp.
7.000%, 10/01/13	6,200,000	6,463,500

Total Domestic Bonds & Debt Securities (Cost $74,813,416)		77,311,318

Floating Rate Loans (a)—0.8%

Diversified Financial Services—0.4%
Springleaf Finance Corp. Term Loan
5.000%, 05/10/17	16,200,000	16,139,250

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (a)—(Continued)

Description	Contracts/ Shares/ Principal Amount*	Value

Electric—0.2%
NRG Energy, Inc. Term Loan
4.000%, 07/02/18	7,880,000	$7,978,027

Healthcare-Services—0.2%
Iasis Healthcare LLC Term Loan
5.000%, 05/03/18	7,172,250	7,203,629

Total Floating Rate Loans (Cost $31,146,850)		31,320,906

Municipals—0.0%
Tobacco Settlement Financing Corp. Series 2002-A Class A
6.000%, 06/01/23	385,000	385,716
7.467%, 06/01/47	1,105,000	885,414

Total Municipals (Cost $1,419,761)		1,271,130

Convertible Preferred Stock—0.0%

Commercial Banks—0.0%
Wells Fargo & Co., Series L
7.500%, 12/31/49 (Cost $900,000)	900	1,102,500

Purchased Option—0.0%

Put Option—0.0%
OTC - 30 Year Interest Rate Swap
3.875%, Expires 04/14/14 (Counterparty - Deutsche Bank Securities) (Cost $1,032,255)	20,300,000	373,865

Short-Term Investments—46.5%

Certificate of Deposit—0.1%
Bank of Nova Scotia
0.040%, 03/27/14 (h)	2,550,000	2,548,486

Commercial Paper—2.8%
Abbey National North America LLC
0.995%, 04/03/13 (h)	12,400,000	12,368,311
Banco Bilbao Vizcaya Argentaria S.A.
3.094%, 10/21/13 (h)	1,600,000	1,559,371
Dexia Credit Local S.A.
1.700%, 09/06/13 (h)	18,700,000	18,700,000
1.400%, 09/20/13 (h)	24,700,000	24,700,000

Commercial Paper—(Continued)
Santander S.A.
2.164%, 04/02/13 (h)	17,500,000	$17,402,680
Standard Chartered Bank
0.935%, 10/01/13 (h)	30,800,000	30,578,112

		105,308,474

Foreign Government—3.6%
Japan Treasury Bills
0.033%, 02/04/13 (JPY) (h)	10,810,000,000	124,767,127
0.040%, 02/12/13 (JPY) (h)	790,000,000	9,117,859

		133,884,986

U.S. Treasury—0.2%
U.S. Treasury Bills
0.144%, 02/07/13 (e) (h)	405,000	404,939
0.140%, 05/02/13 (e) (h)	112,000	111,942
0.135%, 05/23/13 (e) (h) (i)	1,830,000	1,829,015
Zero Coupon, 06/27/13 (e) (h)	142,000	141,884
0.153%, 07/25/13 (d) (e) (h)	308,000	307,732
0.187%, 08/22/13 (c) (e) (h)	26,000	25,969
0.125%, 12/12/13 (e) (f) (h) (i)	380,000	379,545
0.140%, 12/12/13 (h)	682,000	681,085
0.142%, 12/12/13 (h)	1,480,000	1,477,979
0.143%, 12/12/13 (h)	830,000	828,863
0.145%, 12/12/13 (h)	1,490,000	1,487,929

		7,676,882

Repurchase Agreements—39.8%
Barclays Capital, Inc.
Repurchase Agreement dated 12/24/12 at 0.210% to be repurchased at $450,028,875 on 01/04/13 collateralized by $422,219,458 U.S. Treasury Inflation Indexed Note at 0.125% due 01/15/22 with a value of $461,408,348.	450,000,000	450,000,000
Repurchase Agreement dated 12/21/12 at 0.160% to be repurchased at $39,503,687 on 01/11/13 collateralized by $40,370,000 U.S. Treasury Note at 0.250% due 09/15/15 with a value of $40,299,272.	39,500,000	39,500,000
Credit Suisse Securities (USA) LLC
Repurchase Agreement dated 12/31/12 at 0.230% to be repurchased at $420,205,369 on 01/02/13 collateralized by $408,584,000 U.S. Treasury Note at 2.125% due 12/31/15 with a value of $430,098,501.	420,200,000	420,200,000

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2012

Short-Term Investments—(Continued)

Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Fixed Income Clearing Corp.
Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $1,193,001 on 01/02/13, collateralized by $1,200,000 U.S. Treasury Note at 1.250% due 04/15/14 with a value of $1,219,110.	1,193,000	$1,193,000
JPMorgan Securities, Inc.
Repurchase Agreement dated 12/31/12 at 0.250% to be repurchased at $148,802,067 on 01/02/13 collateralized by $146,353,000 U.S. Treasury Note at 1.875% due 06/30/15 with a value of $152,104,216.	148,800,000	148,800,000
Morgan Stanley & Co., Inc.
Repurchase Agreement dated 12/31/12 at 0.250% to be repurchased at $261,803,636 on 01/02/13 collateralized by $253,175,900 U.S. Treasury Bond at 3.125% due 11/15/41 with a value of $269,609,167.	261,800,000	261,800,000
UBS Securities, Inc.
Repurchase Agreement dated 12/31/12 at 0.250% to be repurchased at $164,202,281 on 01/02/13 collateralized by $167,484,000 U.S. Treasury Note at 0.250% due 06/30/14 with a value of $167,595,220.	164,200,000	164,200,000

		1,485,693,000

Total Short-Term Investments (Cost $1,746,119,348)		1,735,111,828

Total Investments—168.4% (Cost $6,112,837,352) (j)		6,283,165,479
Other assets and liabilities (net)—(68.4)%		(2,552,311,657)

Net Assets—100.0%		$3,730,853,822

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of this security has been transferred in a Secured-Borrowing Transaction. (See Note 2 of the Notes to Financial Statements.)
(c)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2012, the market value of securities pledged was $7,935,010.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2012, the market value of securities pledged was $919,079.
(e)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2012, the market value of securities pledged was $6,248,748.
(f)	All or a portion of the security was pledged as collateral against open repurchase agreements. As of December 31, 2012, the value of securities pledged amounted to $1,142,469.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2012, these securities represent less than 0.05% of net assets.
(h)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(i)	All or a portion of the security was pledged as collateral against open treasury dollar rolls. As of December 31, 2012, the market value of securities pledged was $2,201,000.
(j)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $6,284,951,541. The aggregate unrealized appreciation and depreciation of investments were $31,648,447 and $(33,434,509), respectively, resulting in net unrealized appreciation of $(1,786,062) for federal income tax purposes.
(k)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $65,198,518, which is 1.7% of net assets. See details shown in the Restricted Securities table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $398,093,148, which is 10.7% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligations
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(REMIC)—Real	Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Par Amount	Cost	Value
ANZ National International, Ltd.	08/13/09	$5,000,000	$5,000,000	$5,022,010
Commonwealth Bank of Australia	06/18/09	7,900,000	7,900,000	7,960,688
Credit Agricole Home Loan SFH	04/29/11	2,000,000	2,000,060	2,004,116
BPCE S.A.	09/29/10	10,740,000	10,804,493	10,854,811
Intesa Sanpaolo S.p.A.	02/14/11	27,700,000	27,700,000	27,676,760
RCI Banque S.A.	04/05/11	1,600,000	1,600,000	1,599,891
SLM Student Loan Trust	05/05/11	3,033,550	3,071,140	3,053,329
Westpac Banking Corp.	08/12/10	6,700,000	7,210,255	7,026,913

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2012

Forward Sales Commitments

Securities Sold Short	Counterparty	Principal Amount	Interest Rate	Maturity	Proceeds	Value
Fannie Mae 30 Yr. Pool	Goldman Sachs & Co.	$(5,000,000)	5.500%	TBA	$(5,432,813)	$(5,432,814)

TBA—	(To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$3,503,475,575	$—	$3,503,475,575
Total Foreign Bonds & Debt Securities*	—	599,244,655	—	599,244,655
Total Mortgage-Backed Securities*	—	222,549,055	—	222,549,055
Asset-Backed Securities
Asset-Backed - Automobile	—	—	282,112	282,112
Asset-Backed - Credit Card	—	7,388,682	—	7,388,682
Asset-Backed - Home Equity	—	6,218,388	—	6,218,388
Asset-Backed - Other	—	65,847,005	—	65,847,005
Asset-Backed - Student Loan	—	31,668,460	—	31,668,460
Total Asset-Backed Securities	—	111,122,535	282,112	111,404,647
Total Domestic Bonds & Debt Securities*	—	77,311,318	—	77,311,318
Total Floating Rate Loans*	—	31,320,906	—	31,320,906
Total Municipals	—	1,271,130	—	1,271,130
Total Convertible Preferred Stock*	1,102,500	—	—	1,102,500
Total Purchased Option*	—	373,865	—	373,865
Short-Term Investments
Certificate of Deposit	—	2,548,486	—	2,548,486
Commercial Paper	—	105,308,474	—	105,308,474
Foreign Government	—	133,884,986	—	133,884,986
U.S. Treasury	—	7,676,882	—	7,676,882
Repurchase Agreements	—	1,485,693,000	—	1,485,693,000
Total Short-Term Investments	—	1,735,111,828	—	1,735,111,828
Total Investments	$1,102,500	$6,281,780,867	$282,112	$6,283,165,479

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Sales Commitments	$—	$(5,432,814)	$—	$(5,432,814)
Secured Borrowings (Liability)	$—	$2,562,844,383	$—	$2,562,844,383
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$11,971,195	$—	$11,971,195
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(4,935,975)	—	(4,935,975)
Total Forward Contracts	$—	$7,035,220	$—	$7,035,220
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$426,522	$—	$—	$426,522
Futures Contracts (Unrealized Depreciation)	(17,932)	—	—	(17,932)
Total Futures Contracts	$408,590	$—	$—	$408,590
Written Options
Inflation Floor at value	$—	$(110,269)	$—	$(110,269)
Interest Rate Swaps at value	—	(4,750,813)	—	(4,750,813)
Total Written Options	$—	$(4,861,082)	$—	$(4,861,082)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,637,885	$—	$1,637,885
Total Centrally Cleared Swap Contracts	$—	$1,637,885	$—	$1,637,885
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,953,174	$—	$3,953,174
OTC Swap Contracts at Value (Liabilities)	—	(953,177)	—	(953,177)
Total OTC Swap Contracts	$—	$2,999,997	$—	$2,999,997

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Sales	Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation from investments still held at December 31, 2012
Domestic Bonds & Debt Securities
Diversified Financial Services	$1,538,927	$(15,862)	$10,722	$(21,720)	$(1,512,067)	$—	$—	$—
Asset-Backed Securities
Asset-Backed - Automobile	1,277,637	—	(37,165)	45,356	(1,003,716)	—	282,112	6,527
Asset-Backed - Other	881,401	—	—	—	—	(881,401)	—	—

Total	$3,697,965	$(15,862)	$(26,443)	$23,636	$(2,515,783)	$(881,401)	$282,112	$6,527

Asset-Backed Securities in the amount of $881,401 were transferred from Level 3 to Level 2 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$4,797,472,479
Repurchase Agreement		1,485,693,000
Cash denominated in foreign currencies (b)		451,881
Cash collateral for futures contracts		15,000
Receivable for TBA securities sold (c)		5,432,813
Receivable for swap cash collateral		690,000
Receivable for fund shares sold		1,224,733
Interest receivable		17,737,329
Swap interest receivable		22,180
Swaps at market value (d)		3,953,174
Unrealized appreciation on forward foreign currency exchange contracts		11,971,195
Variation margin receivable on swap contracts		1,187,116
Miscellaneous assets		397,307

Total Assets		6,326,248,207

Liabilities
Due to custodian	$298,017
Payables for:
Investments purchased	145,606
Secured borrowings	2,562,844,383
Fund shares redeemed	1,456,583
Cash collateral (e)	12,140,000
Forward sales commitments, at value	5,432,814
Options written at value (f)	4,861,082
Swaps at market value (g)	953,177
Unrealized depreciation on forward foreign currency exchange contracts	4,935,975
Variation margin on futures contracts	20,073
Swap interest	39,098
Accrued Expenses:
Management fees	1,481,224
Distribution and service fees—Class B	421,796
Distribution and service fees—Class E	8,984
Administration fees	18,425
Custodian and accounting fees	76,833
Deferred trustees’ fees	35,625
Other expenses	224,690

Total Liabilities		2,595,394,385

Net Assets		$3,730,853,822

Net assets represented by
Paid in surplus		$3,446,764,041
Accumulated net realized gain		30,267,066
Unrealized appreciation on investments, written options contracts, futures contracts, swap contracts and foreign currency transactions		180,193,573
Undistributed net investment income		73,629,142

Net Assets		$3,730,853,822

Net Assets
Class A		$1,684,976,503
Class B		1,975,377,267
Class E		70,500,052
Capital Shares Outstanding*
Class A		142,380,592
Class B		167,999,971
Class E		5,986,666
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$11.83
Class B		11.76
Class E		11.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $4,627,144,352.
(b)	Identified cost of cash denominated in foreign currencies was $457,009.
(c)	Includes $5,432,813 related to proceeds from Forward Sales Commitments.
(d)	Net premium paid on swaps was $1,113,889.
(e)	Includes collateral of $11,780,000 for swaps, $60,000 for TBAs and $300,000 for forward foreign currency exchange contracts.
(f)	Premiums received on written options were $5,733,357.
(g)	Net premium paid on swaps was $1,339,263.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends		$67,500
Interest		83,134,746

Total investment income		83,202,246
Expenses
Management fees	$17,022,390
Administration fees	100,258
Custodian and accounting fees	545,842
Distribution and service fees—Class B	4,811,191
Distribution and service fees—Class E	100,478
Interest expense	2,872,127
Audit and tax services	112,365
Legal	28,454
Trustees’ fees and expenses	28,816
Shareholder reporting	317,641
Insurance	8,217
Miscellaneous	14,198

Total expenses	25,961,977

Net Investment Income		57,240,269

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		58,179,780
Futures contracts		7,304,955
Written options contracts		2,588,946
Swap contracts		5,204,126
Foreign currency transactions		(2,688,876)

Net realized gain		70,588,931

Net change in unrealized appreciation (depreciation) on:
Investments		187,433,383
Futures contracts		(4,620,470)
Written options contracts		(162,072)
Swap contracts		8,230,806
Foreign currency transactions		3,057,433

Net change in unrealized appreciation		193,939,080

Net realized and unrealized gain		264,528,011

Net Increase in Net Assets From Operations		$321,768,280

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$57,240,269	$62,505,633
Net realized gain	70,588,931	280,537,344
Net change in unrealized appreciation (depreciation)	193,939,080	(757,275)

Net increase in net assets resulting from operations	321,768,280	342,285,702

Distributions to Shareholders
From net investment income
Class A	(53,342,842)	(24,956,696)
Class B	(58,088,625)	(26,951,824)
Class E	(2,029,280)	(908,972)
From net realized capital gains
Class A	(97,891,576)	(64,106,474)
Class B	(114,231,139)	(76,807,887)
Class E	(3,877,625)	(2,535,191)

Net decrease in net assets resulting from distributions	(329,461,087)	(196,267,044)

Net increase in net assets from capital share transactions	314,104,962	560,559,229

Net Increase in Net Assets	306,412,155	706,577,887

Net Assets
Net assets at beginning of period	3,424,441,667	2,717,863,780

Net assets at end of period	$3,730,853,822	$3,424,441,667

Undistributed net investment income at end of period	$73,629,142	$109,499,226

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	13,387,571	$157,992,826	46,050,628	$521,634,023
Reinvestments	13,539,339	151,234,418	8,045,454	89,063,170
Redemptions	(16,943,909)	(198,039,040)	(33,069,605)	(378,653,706)

Net increase	9,983,001	$111,188,204	21,026,477	$232,043,487

Class B
Sales	24,402,427	$286,988,583	39,534,661	$452,966,504
Reinvestments	15,496,382	172,319,764	9,407,045	103,759,711
Redemptions	(22,798,433)	(265,107,764)	(20,333,577)	(234,861,349)

Net increase	17,100,376	$194,200,583	28,608,129	$321,864,866

Class E
Sales	1,224,519	$14,365,196	1,312,773	$15,176,507
Reinvestments	530,719	5,906,905	312,254	3,444,163
Redemptions	(988,046)	(11,555,926)	(1,042,796)	(11,969,794)

Net increase	767,192	$8,716,175	582,231	$6,650,876

Increase derived from capital shares transactions		$314,104,962		$560,559,229

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Year Ended December 31, 2012

Cash Flows From Operating Activities
Net increase in net assets from operations	$321,768,280
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(2,544,463,498)
Proceeds from investments sold	3,012,822,930
Purchases of short-term investments, net	(1,198,530,461)
Net amortization/acretion of premium (discount)	(5,998,681)
Premium received on open written options, net	6,141,979
Proceeds received on forward sales commitments, net	(20,805,521)
Decrease in cash collateral	89,000
Decrease in receivable for investments sold	31,401,742
Increase in receivable for TBA investments sold	(5,432,813)
Decrease in interest receivable	8,989,324
Decrease in interest receivable on swap contracts	108,652
Decrease in swaps at market value, asset	2,939,197
Decrease in unrealized appreciation forward foreign currency exchange contracts	4,245,797
Increase in receivable for variation margin on swap contracts	(1,187,116)
Decrease in receivable for variation margin on futures contracts, net	454,776
Decrease in other assets	808
Decrease in payable for investments purchased	(1,664,177,203)
Decrease in payable/Increase in receivable for cash collateral, net	(4,430,000)
Decrease in swaps at market value, liability	(7,949,633)
Decrease in unrealized depreciation on forward foreign currency exchange contracts	(7,196,420)
Decrease in interest payable on forward sales commitments	(10,615)
Decrease in interest payable on swap contracts	(71,389)
Increase in accrued management fees	128,258
Increase in accrued distribution and service fees	45,744
Increase in accrued administration fees	4,169
Increase in accrued custodian and accounting fees	30,110
Increase in deferred trustees’ fees	10,558
Increase in other expenses	84,636
Decrease in interest on reverse repurchase agreements	(99,645)
Net realized gain from investments and written options	(60,768,726)
Net change in unrealized (appreciation) depreciation from investments and written options	(187,271,311)

Net cash used in operating activities	$(2,319,127,072)

Cash Flows From Financing Activities
Proceeds from shares sold, net of receivable for shares sold	459,352,792
Payment on shares redeemed, net of payable for shares redeemed	(474,461,146)
Proceeds from issuance of reverse repurchase agreements	41,300,000
Repayment of reverse repurchase agreements	(271,546,063)
Proceeds from secured borrowings	19,614,706,436
Repayments of secured borrowings	(17,051,862,053)
Increase in due to bank	298,017

Net cash provided by financing activities	$2,317,787,983

Net increase in cash (a)	$(1,339,089)

Cash at beginning of period (b)	$1,790,970

Cash at end of period (c)	$451,881

Supplemental disclosure of cash flow information:
Non-cash financing activities included herein consist of reinvestment of dividends and distributions:	$329,461,087

Cash paid for interest and fees on borrowings:	$2,978,584

(a)	Includes net change in unrealized depreciation on foreign currency of $3,057,433.
(b)	Balance includes foreign currency at value $1,790,844.
(c)	Balance includes foreign currency at value $451,881.

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.91	$11.43	$11.17	$9.84	$10.98

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.24	0.16	0.29	0.40
Net realized and unrealized gain (loss) on investments	0.85	1.02	0.71	1.46	(1.09)

Total from investment operations	1.05	1.26	0.87	1.75	(0.69)

Less Distributions
Distributions from net investment income	(0.40)	(0.22)	(0.30)	(0.42)	(0.43)
Distributions from net realized capital gains	(0.73)	(0.56)	(0.31)	0.00	(0.02)

Total distributions	(1.13)	(0.78)	(0.61)	(0.42)	(0.45)

Net Asset Value, End of Period	$11.83	$11.91	$11.43	$11.17	$9.84

Total Return (%) (b)	9.33	11.48	8.00	18.37	(6.88)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.58	0.51	0.51	0.53	0.53
Ratio of expenses to average net assets excluding interest expense (%)	0.50	0.50	0.51	0.53	0.53
Ratio of net investment income to average net assets (%)	1.70	2.07	1.38	2.78	3.74
Portfolio turnover rate (%)	53	458	527	668	1,143
Net assets, end of period (in millions)	$1,685.0	$1,576.3	$1,273.4	$1,160.3	$824.7

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.84	$11.38	$11.13	$9.80	$10.96

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.21	0.13	0.27	0.37
Net realized and unrealized gain (loss) on investments	0.85	1.01	0.71	1.45	(1.10)

Total from investment operations	1.02	1.22	0.84	1.72	(0.73)

Less Distributions
Distributions from net investment income	(0.37)	(0.20)	(0.28)	(0.39)	(0.41)
Distributions from net realized capital gains	(0.73)	(0.56)	(0.31)	0.00	(0.02)

Total distributions	(1.10)	(0.76)	(0.59)	(0.39)	(0.43)

Net Asset Value, End of Period	$11.76	$11.84	$11.38	$11.13	$9.80

Total Return (%) (b)	9.13	11.14	7.76	18.05	(7.06)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	0.76	0.76	0.78	0.78
Ratio of expenses to average net assets excluding interest expense (%)	0.75	0.75	0.76	0.78	0.78
Ratio of net investment income to average net assets (%)	1.46	1.83	1.13	2.55	3.44
Portfolio turnover rate (%)	53	458	527	668	1,143
Net assets, end of period (in millions)	$1,975.4	$1,786.3	$1,391.6	$971.4	$542.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.85	$11.39	$11.13	$9.80	$10.96

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.22	0.14	0.28	0.37
Net realized and unrealized gain (loss) on investments	0.86	1.00	0.71	1.45	(1.09)

Total from investment operations	1.04	1.22	0.85	1.73	(0.72)

Less Distributions
Distributions from net investment income	(0.38)	(0.20)	(0.28)	(0.40)	(0.42)
Distributions from net realized capital gains	(0.73)	(0.56)	(0.31)	0.00	(0.02)

Total distributions	(1.11)	(0.76)	(0.59)	(0.40)	(0.44)

Net Asset Value, End of Period	$11.78	$11.85	$11.39	$11.13	$9.80

Total Return (%) (b)	9.22	11.18	7.90	18.15	(6.92)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.73	0.66	0.66	0.68	0.68
Ratio of expenses to average net assets excluding interest expense (%)	0.65	0.65	0.66	0.68	0.68
Ratio of net investment income to average net assets (%)	1.54	1.91	1.24	2.63	3.47
Portfolio turnover rate (%)	53	458	527	668	1,143
Net assets, end of period (in millions)	$70.5	$61.9	$52.8	$48.5	$38.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-19

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MIST-20

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures and swap transactions, foreign currency transactions, paydown, premium amortization, deferred deflation adjustments and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve transfers by the Portfolio of securities concurrently with an agreement by the Portfolio to reacquire the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse

MIST-21

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed upon reacquisition price of the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as liabilities on the Statement of Assets and Liabilities. For the year ended December 31, 2012, the Portfolio had an outstanding reverse repurchase agreement balance for 85 days. The average amount of borrowings was $194,679,745 and the weighted average interest rate was 0.20%.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the period ended December 31, 2012, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and sovereign debt securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, know as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The agreed upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2012, the Portfolio’s average amount of borrowings was $1,106,655,999 and the weighted average interest rate was 0.249%. At December 31, 2012, the amount of the Portfolio’s outstanding borrowings was $2,562,844,383. For the year ended December 31, 2012, the Portfolio had an outstanding secured borrowing transaction balance for 366 days.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$17,022,390	0.500%	First $1.2 Billion
	0.450%	Over $1.2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,101,817,233	$251,753,990	$1,671,593,652	$859,115,744

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio gives the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event, the credit event is settled based on that entities weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012, for which the Portfolio is the seller of protection, are disclosed in Note 9 to the Notes to Financial Statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

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Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$373,865
	Swaps at market value	3,216,841
	Unrealized appreciation on centrally cleared swaps*	1,637,885
	Unrealized appreciation on futures contracts**	426,522	Unrealized depreciation on futures contracts**	$17,932
			Options written at value	4,861,082
Credit	Swaps at market value	736,333	Swaps at market value	953,177
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	11,971,195	Unrealized depreciation on forward foreign currency exchange contracts	4,935,975

Total		$18,362,641		$10,768,166

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(461,945)	$—	$—	$(461,945)
Forward foreign currency transactions	—	—	1,606,683	1,606,683
Future contracts	7,304,955	—	—	7,304,955
Swap contracts	6,739,761	(1,535,635)	—	5,204,126
Written options contracts	2,588,946	—	—	2,588,946

	$16,171,717	$(1,535,635)	$1,606,683	$16,242,765

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(579,595)	$—	$—	$(579,595)
Forward foreign currency transactions	—	—	2,950,623	2,950,623
Future contracts	(4,620,470)	—	—	(4,620,470)
Swap contracts	4,805,422	3,425,384	—	8,230,806
Written options contracts	(162,072)	—	—	(162,072)

	$(556,715)	$3,425,384	$2,950,623	$5,819,292

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(b)
Investments (a)	$33,881,818
Forward Foreign currency transactions	695,010,547
Futures contracts long	452,504,167
Futures contracts short	(23,721,936)
Swap contracts	372,266,776
Written options contracts	(727,765,218)

(a)	Options purchased are part of Investments as shown in the Statement of Assets and Liabilities and change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.
(b)	Averages are based on activity levels during 2012.

MIST-28

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

6. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
01/10/13	Barclays Bank plc	122,000	AUD	$126,859	$(234)
01/10/13	Barclays Bank plc	2,526,000	AUD	2,602,795	18,967
01/10/13	Citibank N.A.	2,311,000	AUD	2,388,243	10,368
02/04/13	Deutsche Bank AG	877,682	BRL	418,961	7,896
02/04/13	Morgan Stanley & Co., Inc.	110,557	BRL	52,797	972
02/04/13	UBS AG	38,265,635	BRL	18,568,340	41,992
02/01/13	Barclays Bank plc	37,170,584	CNY	5,895,414	59,216
01/15/13	BNP Paribas S.A.	311,000	EUR	406,056	4,491
01/15/13	Barclays Bank plc	156,000	EUR	205,623	310
01/15/13	Barclays Bank plc	4,100,000	EUR	5,325,855	86,497
01/15/13	Citibank N.A.	715,000	EUR	916,030	27,831
01/15/13	Deutsche Bank AG	86,000	EUR	111,704	1,823
01/15/13	JPMorgan Chase Bank N.A.	140,000	EUR	181,268	3,544
01/15/13	UBS AG	401,000	EUR	520,467	8,887
04/03/13	Deutsche Bank AG	56,474,050	MXN	4,300,000	32,394
04/03/13	JPMorgan Chase Bank N.A.	439,740	MXN	33,647	88
04/03/13	Morgan Stanley & Co., Inc.	62,004,000	MXN	4,666,375	90,247

Net Unrealized Appreciation					$395,289

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
01/10/13	Barclays Bank plc	1,065,000	AUD	$1,113,718	$8,343
01/10/13	Barclays Bank plc	361,000	AUD	380,797	6,111
01/10/13	JPMorgan Chase Bank N.A.	84,431,000	AUD	87,242,552	(389,270)
02/04/13	Credit Suisse International	7,537,680	BRL	3,600,000	(65,919)
03/21/13	Citibank N.A.	27,523,000	CAD	27,856,301	232,273
02/01/13	JPMorgan Chase Bank N.A.	37,008,626	CNY	5,808,463	(120,221)
01/15/13	BNP Paribas S.A.	59,785,000	EUR	77,108,601	(1,812,727)
01/15/13	Barclays Bank plc	2,016,000	EUR	2,608,680	(52,613)
01/15/13	Citibank N.A.	5,719,000	EUR	7,384,151	(165,419)
01/15/13	Credit Suisse International	291,000	EUR	371,102	(13,043)
01/15/13	Deutsche Bank AG	2,900,000	EUR	3,762,904	(65,345)
01/15/13	Deutsche Bank AG	1,164,000	EUR	1,488,756	(47,824)
01/15/13	JPMorgan Chase Bank N.A.	2,515,000	EUR	3,216,322	(103,694)
01/15/13	UBS AG	59,785,000	EUR	78,181,443	(739,885)
01/15/13	Westpac Banking Corp.	1,563,000	EUR	2,032,881	(30,413)
09/13/13	Barclays Bank plc	24,601,200	EUR	31,912,677	(640,297)
03/12/13	Citibank N.A.	2,166,000	GBP	3,480,244	(37,576)
03/12/13	Credit Suisse International	6,012,000	GBP	9,769,951	5,806
03/12/13	Deutsche Bank AG	41,006,000	GBP	65,954,871	(643,353)
03/12/13	JPMorgan Chase Bank N.A.	940,000	GBP	1,518,521	(8,142)
02/04/13	Barclays Bank plc	10,810,000,000	JPY	135,353,748	10,548,566
02/12/13	Citibank N.A.	370,000,000	JPY	4,635,447	363,395
02/12/13	UBS AG	420,000,000	JPY	5,260,534	411,178

Net Unrealized Appreciation					$6,639,931

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso

MIST-29

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

7. Futures Contracts

The futures contracts outstanding as of December 31, 2012 were as follows:

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation/ (Depreciation)
90 Day EuroDollar Futures	09/14/15	586	$145,220,965	$143,660
90 Day EuroDollar Futures	03/14/16	1,118	276,394,188	282,862
U.S. Treasury Note 10 Year Futures	03/19/13	29	3,868,588	(17,932)

Net Unrealized Appreciation				$408,590

8. Options Written

Options written as of December 31, 2012 were as follows:

Inflation Floor

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	Deutsche Bank AG	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	3/10/2020	$(5,100,000)	$(38,250)	$(10,805)	$27,445
Floor - OTC CPURNSA Index	Citibank N.A.	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	4/7/2020	(49,000,000)	(436,720)	(95,090)	341,630
Floor - OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	9/29/2020	(4,700,000)	(60,630)	(4,374)	56,256

Totals						$(535,600)	$(110,269)	$425,331

CPURNSA—Consumer Price All Urban Non-Seasonally Adjusted

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 10-Year Interest Rate Swap	Deutsche Bank AG	6-Month EUR-LIBOR	Pay	2.150%	01/07/13	$	(13,300,000)	$(70,385)	$(2)	$70,383
Put - OTC - 5-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Pay	1.700%	03/18/13		(27,900,000)	(524,520)	(1,590)	522,930
Put - OTC - 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	1.700%	03/18/13		(83,500,000)	(1,625,125)	(4,760)	1,620,365
Put - OTC - 5-Year Interest Rate Swap	BNP Paribas S.A.	3-Month USD-LIBOR	Pay	1.400%	03/18/13		(27,200,000)	(72,080)	(8,486)	63,594
Put - OTC - 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	1.650%	03/18/13		(10,400,000)	(27,950)	(22,100)	5,850
Call - OTC - 5-Year Interest Rate Swap	BNP Paribas S.A.	3-Month USD-LIBOR	Receive	0.750%	03/18/13		(27,200,000)	(62,560)	(27,526)	35,034
Put - OTC - 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	1.400%	03/18/13		(93,700,000)	(223,709)	(29,234)	194,475
Call - OTC - 7-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	1.200%	03/18/13		(10,400,000)	(26,650)	(30,150)	(3,500)
Call - OTC - 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Receive	0.750%	03/18/13		(93,700,000)	(223,709)	(94,824)	128,885
Put - OTC - 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	2.850%	04/14/14		(85,300,000)	(1,023,600)	(131,618)	891,982
Call - OTC - 5-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Receive	1.700%	03/18/13		(27,900,000)	(329,220)	(1,102,106)	(772,886)
Call - OTC - 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Receive	1.700%	03/18/13		(83,500,000)	(988,249)	(3,298,417)	(2,310,168)

Totals								$(5,197,757)	$(4,750,813)	$446,944

MIST-30

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Options Written

The Portfolio transactions in options written during the year ended December 31, 2012 were as follows:

Call Options	# of Contracts	Notional Amount	Premium received
Options outstanding December 31, 2011	—	114,500,000	$—
Options written	109	604,100,000	3,064,844
Options bought back	(109)	(475,900,000)	(1,434,456)

Options outstanding December 31, 2012	—	242,700,000	$1,630,388

Put Options	# of Contracts	Notional Amount	Premium received
Options outstanding December 31, 2011	—	346,100,000	$2,180,324
Options written	109	702,700,000	5,258,635
Options bought back	(109)	(648,700,000)	(3,335,990)

Options outstanding December 31, 2012	—	400,100,000	$4,102,969

9. Swap Agreements

Open OTC interest rate swap agreements as of December 31, 2012 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	INF EUR FRCPXTOB	2.000%	09/01/16	BNP Paribas S.A.	10,000,000	EUR	$73,521	$13,658	$59,863
Pay	INF EUR FRCPXTOB	1.950%	09/01/17	Societe Generale	16,500,000	EUR	14,156	—	14,156
Receive	INF USD CPURNSA	2.250%	07/15/17	BNP Paribas S.A.	27,900,000	USD	37,721	33,197	4,524
Receive	INF USD CPURNSA	2.315%	11/16/17	Deutsche Bank AG	12,700,000	USD	35,560	—	35,560
Receive	INF USD CPURNSA	2.500%	07/15/22	BNP Paribas S.A.	9,500,000	USD	156,361	137,800	18,561
Receive	INF USD CPURNSA	2.500%	07/15/22	Deutsche Bank AG	8,700,000	USD	143,193	55,958	87,235
Receive	INF USD CPURNSA	2.500%	07/15/22	Citibank N.A.	12,500,000	USD	205,738	95,375	110,363
Pay	ZCS BRL CDI	8.630%	01/02/15	Morgan Stanley Capital Services, Inc.	189,100,000	BRL	1,857,752	876,977	980,775
Pay	ZCS BRL CDI	8.260%	01/02/15	UBS AG	104,400,000	BRL	652,098	127,055	525,043
Pay	ZCS BRL CDI	8.300%	01/02/17	Goldman Sachs & Co.	53,200,000	BRL	40,741	54,332	(13,591)

Totals							$3,216,841	$1,394,352	$1,822,489

Open centrally cleared interest rate swap agreements at December 31, 2012 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.400%	01/04/18	85,300,000	USD	$225,710
Receive	3-Month USD-LIBOR	1.500%	01/04/18	107,800,000	USD	105,317
Receive	3-Month USD-LIBOR	2.500%	12/19/42	2,700,000	USD	55,219
Receive	3-Month USD-LIBOR	2.500%	12/19/42	48,200,000	USD	985,768
Receive	3-Month USD-LIBOR	2.500%	12/19/42	4,800,000	USD	98,168
Receive	3-Month USD-LIBOR	2.500%	12/19/42	8,200,000	USD	167,703

Total						$1,637,885

MIST-31

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Open credit default swaps at December 31, 2012 were as follows:

OTC Credit Default Swaps on corporate issues—Buy Protection (a)
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
Black and Decker Corp. (The) 8.950%, due 4/15/2014	(2.200%)	06/20/14	Citibank N.A.	0.115%	2,000,000	USD	$(61,690)	$—	$(61,690)
D.R. Horton, Inc. 5.375%, due 6/15/2012	(1.000%)	03/20/15	JPMorgan Chase Bank N.A.	0.818%	7,500,000	USD	(30,224)	403,143	(433,367)
Echostar DBS Corp. 6.625%, due 10/1/2014	(3.650%)	12/20/13	Citibank N.A.	0.401%	6,200,000	USD	(196,698)	—	(196,698)
Intesa Sanpaolo S.p.A. 4.750%, due 6/15/2017	(3.000%)	03/20/14	Goldman Sachs & Co.	1.417%	7,000,000	EUR	(177,554)	405,885	(583,439)
Intesa Sanpaolo S.p.A. 4.750%, due 6/15/2017	(3.000%)	03/20/14	JPMorgan Chase Bank N.A.	1.417%	16,400,000	USD	(314,620)	768,895	(1,083,515)
Lexmark International, Inc. 5.900%, due 6/1/2013	(1.170%)	06/20/13	JPMorgan Chase Bank N.A.	0.938%	5,000,000	USD	(5,472)	—	(5,472)

Totals							$(786,258)	$1,577,923	$(2,364,181)

OTC Credit Default Swaps on corporate and sovereign issues—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
AIG / ILFC Senior Unsecured 8.250%, due 12/15/2020	5.000%	06/20/16	Citibank N.A.	2.913%	1,500,000	USD	$101,644	$(93,750)	$195,394
AIG / ILFC Senior Unsecured 8.250%, due 12/15/2020	5.000%	06/20/16	Deutsche Bank AG	2.913%	1,200,000	USD	81,315	(63,000)	144,315
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	06/20/15	JPMorgan Chase Bank N.A.	0.604%	2,500,000	USD	24,404	(28,452)	52,856
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	06/20/20	Deutsche Bank AG	1.333%	7,200,000	USD	(166,919)	(238,660)	71,741
Government of Japan 2.000% due 3/21/2022	1.000%	12/20/15	Goldman Sachs & Co.	0.435%	5,500,000	USD	92,073	113,527	(21,454)
Government of Japan 2.000% due 3/21/2022	1.000%	12/20/15	Goldman Sachs & Co.	0.435%	3,100,000	USD	51,896	65,362	(13,466)
Government of Japan 2.000% due 3/21/2022	1.000%	12/20/15	Goldman Sachs & Co.	0.435%	400,000	USD	6,696	8,887	(2,191)
Government of Japan 2.000% due 3/21/2022	1.000%	12/20/15	JPMorgan Chase Bank N.A.	0.435%	4,500,000	USD	75,332	92,584	(17,252)
Government of Japan 2.000% due 3/21/2022	1.000%	06/20/16	Citibank N.A.	0.507%	7,400,000	USD	126,042	(3,616)	129,658
Nokia Oyj 6.750%, due 2/4/2019	5.000%	09/20/14	Goldman Sachs International	2.669%	3,400,000	EUR	176,931	(372,005)	548,936

Totals							$569,414	$(519,123)	$1,088,537

(BRL)—	Brazilian Real
(EUR)—	Euro
(USD)—	US Dollar

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.

MIST-32

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

10. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

11. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

12. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$310,184,267	$189,579,364	$19,276,820	$6,687,680	$329,461,087	$196,267,044

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$277,962,790	$2,711,378	$3,451,235	$—	$284,125,403

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

13. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also

MIST-33

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-34

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PIMCO Inflation Protected Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Inflation Protected Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIMCO Inflation Protected Bond Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-36

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-37

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the PIMCO Inflation Protected Bond Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-38

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-39

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the PIMCO Inflation Protected Bond Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universes and its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the one-, three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the PIMCO Inflation Protected Bond Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported

MIST-40

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the PIMCO Inflation Protected Bond Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all

MIST-41

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-42

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-43

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned 9.56%, 9.27%, and 9.27%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 4.21% over the same period.

MARKET ENVIRONMENT / CONDITIONS

2012 was a year defined globally by a dynamic, polarized political process. The year began with a focus on Europe, as the seemingly inevitable Greek tragedy fueled speculation of when, not if, the European Union (“EU”) would see its membership shrink. In late July, a few determined statements from the European Central Bank (“ECB”) President Mario Draghi—later reinforced in early September by the ECB Governing Council—stabilized markets and postponed any sovereign exits from the EU. The markets spent the remainder of the year weighing the efficacy of a “do whatever it takes to safeguard monetary union” policy stance versus the Greek austerity commitment and Spanish financial system stability.

The eurozone had to compete with the United States for headlines, as the U.S. political climate often relegated geopolitical instability and uprising to second page news. Markets confronted an evolving monetary policy that produced multiple extensions of rate guidance (now mid-2015), a third quantitative easing (“QE3”) mortgage purchase program and additional, targeted Treasury purchases with the expiry of Operation Twist (the Federal Reserve’s program to purchase longer term Treasuries in an effort to depress interest rates), the explicit use of unemployment and inflation quantitative thresholds, and a growing Federal Reserve (“Fed”) balance sheet and System Open Market Account which currently stands at $2.65 trillion.

Towards the end of the year, Americans voted President Barack Obama to a second term in office in November. While the President’s reelection likely cemented the fate of the Affordable Care Act and Dodd-Frank reforms, market participants quickly turned their attention to the uncertainty surrounding the impending fiscal cliff. Both political parties recognized that averting the cliff was essential to avoiding a recession in 2013, but negotiations were strained for much of the quarter with Democrats seeking increased tax revenue from the wealthiest Americans and Republicans asking for spending cuts on entitlement programs. Ultimately, hopes of a grand bargain abated and gave way to a short-term deal, thus opening the door to further fiscal negotiations, most notably on a debt ceiling increase and spending cuts (the “sequester”), in 2013.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark over the course of 2012. Interest rate strategies, including a focus on the intermediate portion of the yield curve while underweighting long-end maturities, partially implemented via long-dated interest rate swaps, added to performance as intermediate maturity yields declined while 30-year maturity yields rose. An overweight to Agency Mortgage-Backed Securities (“MBS”) combined with modest exposure to Non-Agency MBS added to returns as spreads tightened in these sectors. Moreover, positioning in Investment Grade and High Yield corporate bonds, partially implemented via credit default swaps, and a focus on the Financials sector were positive for returns as the Corporate Bond sector, particularly Financials, outperformed like-duration Treasuries during the year. The Portfolio’s exposure to Emerging Market Local and External Debt, partially implemented via interest rate and credit default swaps, added to returns as rates declined and spreads tightened. Exposure to Municipal Bonds, particularly Build America Bonds (“BABS”), added to returns as this sector posted positive absolute returns and outperformed on a relative basis.

With regard to year end positioning, the Portfolio is positioned defensively while preferring high quality income over price appreciation, as risk premiums still appear richly priced relative to our outlook. At period end, the Portfolio had an underweight to duration with a focus on the U.S., while diversifying duration to other high quality sovereigns including Canada, Brazil and Mexico. The Portfolio duration is concentrated on intermediate maturities that offer the best potential for price appreciation given the suppression of yields on shorter maturities. The Portfolio retained its longer dated Treasury Inflation-Protected Securities (“TIPS”) positions to protect against potentially higher long-term inflation.

At period end the Portfolio maintained a modest overweight to Agency MBS. Additionally, the Portfolio also has a small allocation to non-Agency MBS, which offer relatively attractive yields. With regard to credit, the Portfolio maintained an underweight to the Corporate Bond sector, with a focus on well-capitalized U.S. financial companies. The Portfolio also maintained an allocation to taxable

MIST-1

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Build America Bonds, which diversify credit risk versus the corporate market. Additionally, the Portfolio continues to maintain its exposures to Emerging Market Sovereign and Corporate Credits, such as those in Mexico and Brazil that have strong credit fundamentals and higher real yields.

William Gross

Porfolio Manager

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PIMCO Total Return Portfolio

PIMCO TOTAL RETURN PORTFOLIO MANAGED BY

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. BARCLAYS

U.S. AGGREGATE BOND INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	9.56	7.92	6.43
Class B	9.27	7.64	6.17
Class E	9.27	7.74	6.27
Barclays U.S. Aggregate Bond Index[1]	4.21	5.95	5.18

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	32.7
U.S. Treasury Notes	18.2
Italy Buoni Poliennali Del Tesoro	5.1
Fannie Mae 15 Yr. Pool	4.0
U.S. Treasury Inflation Indexed Bonds	3.9
Federal Home Loan Mortgage Corp.	3.9
Freddie Mac 30 Yr. Gold Pool	2.6
Province of Ontario	2.0
U.S. Treasury Inflation Indexed Notes	2.0
Brazil Notas do Tesouro Nacional	1.8

Top Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	60.7
Foreign Bonds & Debt Securities	16.6
Domestic Bonds & Debt Securities	9.7
Municipals	4.1
Mortgage-Backed Securities	3.8
Cash & Cash Equivalents	2.5
Asset-Backed Securities	1.5
Convertible Preferred Stocks	0.6
Preferred Stocks	0.3
Floating Rate Loans	0.2

MIST-3

Met Investors Series Trust

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.51%	$1,000.00	$1,042.10	$2.62
	Hypothetical*	0.51%	$1,000.00	$1,022.57	$2.59

Class B	Actual	0.76%	$1,000.00	$1,040.30	$3.90
	Hypothetical*	0.76%	$1,000.00	$1,021.32	$3.86

Class E	Actual	0.66%	$1,000.00	$1,040.80	$3.39
	Hypothetical*	0.66%	$1,000.00	$1,021.82	$3.35

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—70.5% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—41.3%
Fannie Mae 10 Yr. Pool 5.500%, 11/01/17	252,988	$271,975
5.500%, 09/01/18	438,668	471,616
5.500%, 10/01/18	185,966	199,923
4.500%, 11/01/18	65,647	70,661
4.500%, 12/01/18	44,392	47,782
4.500%, 05/01/19	1,830,594	1,970,215
3.500%, 10/01/20	5,543,263	5,883,769
3.000%, 12/01/20	491,363	519,017
3.000%, 02/01/21	1,334,310	1,409,407
3.000%, 08/01/21	975,108	1,029,988
3.000%, 11/01/21	236,474	249,783
3.000%, 03/01/22	956,618	1,010,457
3.000%, 05/01/22	3,536,617	3,735,663
2.500%, 08/01/22	489,613	514,042
Fannie Mae 15 Yr. Pool 6.500%, 12/01/13	132	132
6.500%, 04/01/16	26,476	28,330
6.500%, 06/01/16	13,170	14,092
6.500%, 07/01/16	43,859	46,929
6.500%, 08/01/16	2,598	2,780
6.500%, 09/01/16	16,478	17,632
6.500%, 10/01/16	35,180	37,642
6.500%, 02/01/17	26,539	28,397
6.000%, 03/01/17	9,464	10,180
6.000%, 04/01/17	19,558	20,995
6.000%, 06/01/17	9,848	10,594
6.000%, 07/01/17	48,408	51,963
6.500%, 07/01/17	27,114	29,400
6.500%, 10/01/17	11,165	12,107
5.500%, 12/01/17	8,753	9,426
5.500%, 01/01/18	253,984	273,615
4.500%, 02/01/18	34,090	36,776
5.500%, 02/01/18	2,094,490	2,256,407
4.500%, 05/01/18	770,362	831,044
4.500%, 06/01/18	221,988	241,904
4.500%, 08/01/18	15,984	17,618
5.500%, 11/01/18	7,808	8,411
5.500%, 09/01/19	261,825	282,061
4.500%, 10/01/19	761,233	821,196
5.500%, 09/01/20	38,364	41,569
4.500%, 12/01/20	515,781	555,845
5.500%, 12/01/20	7,226	7,784
4.500%, 01/01/22	41,136	44,775
4.000%, 03/01/22	164,768	177,103
5.500%, 03/01/22	494,729	535,129
5.500%, 04/01/22	391,049	423,668
5.500%, 07/01/22	344,440	372,263
5.500%, 09/01/22	157,710	170,589
5.500%, 10/01/22	1,405,711	1,520,504
5.500%, 11/01/22	399,052	431,639
5.500%, 12/01/22	262,670	284,120
4.500%, 02/01/23	780,504	840,278
5.500%, 02/01/23	482,204	521,582
4.500%, 03/01/23	474,788	511,149
5.500%, 03/01/23	67,721	73,251

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool 4.500%, 05/01/23	174,729	$188,111
4.500%, 06/01/23	930,868	1,002,158
5.500%, 07/01/23	33,339	36,062
5.500%, 08/01/23	205,707	222,505
5.500%, 10/01/23	328,289	355,097
5.500%, 11/01/23	43,954	47,108
5.500%, 12/01/23	144,592	156,670
4.500%, 01/01/24	33,139	35,671
5.500%, 01/01/24	42,479	45,948
5.500%, 03/01/24	262,125	283,531
4.500%, 04/01/24	240,800	259,317
4.500%, 05/01/24	180,344	194,127
4.000%, 07/01/24	68,666	73,593
4.500%, 08/01/24	7,949	8,556
5.500%, 09/01/24	218,958	237,249
4.500%, 10/01/24	1,118,098	1,203,552
4.500%, 11/01/24	269,266	290,268
5.500%, 01/01/25	3,471,666	3,756,186
4.000%, 02/01/25	2,279,488	2,442,305
4.500%, 02/01/25	1,209,168	1,302,954
4.500%, 03/01/25	1,546,568	1,669,359
4.500%, 04/01/25	593,015	640,098
4.500%, 05/01/25	2,286,874	2,466,544
5.500%, 05/01/25	1,085,866	1,176,575
4.500%, 06/01/25	270,828	292,330
4.500%, 07/01/25	9,176,955	9,905,567
3.500%, 09/01/25	38,378	40,748
4.000%, 09/01/25	136,941	146,722
4.500%, 09/01/25	308,810	333,327
3.500%, 10/01/25	10,136,090	10,761,887
3.000%, 11/01/25	465,745	491,958
3.500%, 11/01/25	142,762	151,576
4.500%, 11/01/25	304,467	328,640
3.500%, 12/01/25	12,850,202	13,643,567
3.500%, 01/01/26	2,880,105	3,057,921
3.500%, 03/01/26	6,637,690	7,047,498
3.500%, 04/01/26	99,518	105,662
4.500%, 04/01/26	42,362	45,778
4.000%, 06/01/26	112,706	120,792
3.000%, 07/01/26	478,100	505,157
3.500%, 07/01/26	5,487,598	5,826,400
3.000%, 08/01/26	405,918	428,890
3.500%, 08/01/26	4,725,532	5,017,284
3.000%, 09/01/26	1,478,912	1,562,610
3.500%, 09/01/26	14,299,715	15,182,571
3.000%, 10/01/26	1,624,780	1,716,733
3.000%, 11/01/26	1,916,370	2,024,825
3.500%, 11/01/26	396,607	421,093
3.000%, 12/01/26	4,191,422	4,428,629
3.500%, 12/01/26	20,236,629	21,486,030
3.000%, 01/01/27	1,352,897	1,429,462
3.500%, 01/01/27	264,348	280,668
3.000%, 02/01/27	3,713,043	3,924,861
3.500%, 02/01/27	4,468,979	4,744,892
3.000%, 03/01/27	948,044	1,002,290

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool 3.000%, 04/01/27	28,656,676	$30,296,377
2.500%, 05/01/27	987,290	1,033,466
3.000%, 05/01/27	3,229,304	3,414,081
2.500%, 06/01/27	5,249,821	5,495,360
3.500%, 06/01/27	888,996	950,272
2.500%, 07/01/27	35,918,287	37,598,215
3.000%, 07/01/27	8,830,055	9,335,300
2.500%, 09/01/27	4,241,344	4,439,715
3.000%, 09/01/27	312,351	330,223
2.500%, 10/01/27	17,829,479	18,663,378
2.500%, 11/01/27	22,631,910	23,690,422
2.500%, 12/01/27	6,441,417	6,742,970
3.000%, TBA (a)	54,000,000	57,012,190
3.500%, TBA (a)	1,000,000	1,061,094
4.000%, TBA (a)	18,000,000	19,274,061
4.500%, TBA (a)	21,000,000	22,594,687
Fannie Mae 20 Yr. Pool 6.000%, 08/01/18	10,853	11,999
6.000%, 12/01/18	13,410	14,652
5.500%, 02/01/19	43,889	47,701
6.000%, 02/01/19	21,155	23,114
6.000%, 06/01/22	1,692,392	1,849,147
6.000%, 09/01/22	419,053	457,866
5.500%, 10/01/22	58,125	63,173
6.000%, 10/01/22	266,825	291,539
6.000%, 01/01/23	465,723	508,859
5.500%, 06/01/23	654,725	717,311
5.500%, 03/01/25	1,579,330	1,737,951
5.500%, 10/01/25	13,600	14,900
5.500%, 11/01/26	71,094	77,401
6.000%, 12/01/26	45,354	49,668
5.500%, 01/01/27	196,573	214,012
5.500%, 06/01/27	37,652	40,992
5.500%, 08/01/27	368,399	401,082
5.500%, 11/01/27	142,590	155,240
6.000%, 11/01/27	34,718	37,999
5.500%, 12/01/27	764,418	832,235
5.500%, 03/01/28	173,959	189,283
5.500%, 04/01/28	546,476	594,616
5.500%, 05/01/28	240,979	262,207
5.500%, 06/01/28	69,539	75,665
5.500%, 07/01/28	37,951	41,294
5.500%, 09/01/28	544,662	592,642
6.000%, 09/01/28	193,151	211,282
5.500%, 10/01/28	90,920	98,930
6.000%, 10/01/28	161,031	176,148
5.500%, 12/01/28	40,939	44,545
5.500%, 01/01/29	514,894	560,252
4.000%, 04/01/29	240,956	259,464
4.000%, 05/01/29	720,751	776,111
4.500%, 05/01/29	844,289	914,948
4.500%, 06/01/29	301,457	326,686
4.500%, 07/01/29	76,020	82,382
5.500%, 07/01/29	323,609	351,712
5.500%, 10/01/29	763,038	829,779

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 20 Yr. Pool 4.000%, 03/01/30	428,556	$461,473
5.500%, 04/01/30	747,663	821,634
4.000%, 05/01/30	618,470	665,974
4.500%, 05/01/30	26,662	28,876
4.500%, 06/01/30	4,609,605	4,992,500
4.500%, 07/01/30	258,946	280,617
4.000%, 09/01/30	330,076	355,429
4.000%, 10/01/30	13,788	14,847
4.000%, 11/01/30	888,428	956,667
4.500%, 04/01/31	148,570	161,561
4.000%, 09/01/31	697,910	751,516
4.000%, 11/01/31	126,154	135,844
Fannie Mae 30 Yr. Pool 8.000%, 11/01/13	24	24
8.000%, 10/01/25	2,703	3,266
6.000%, 12/01/28	111,463	124,510
6.000%, 01/01/29	60,841	67,988
6.000%, 02/01/29	355,199	396,923
6.000%, 04/01/29	10,513	11,748
6.000%, 06/01/29	15,083	16,855
7.500%, 09/01/30	1,669	2,046
5.000%, 03/01/32	4,376	4,785
6.000%, 07/01/32	340,864	380,798
5.000%, 09/01/32	15,410	16,792
5.000%, 10/01/32	21,205	23,105
5.000%, 11/01/32	4,452	4,851
6.000%, 11/01/32	137,076	153,173
6.000%, 01/01/33	49,686	55,089
6.000%, 02/01/33	65,540	73,218
5.000%, 03/01/33	7,363	8,023
6.000%, 03/01/33	61,556	68,768
5.000%, 04/01/33	8,418,784	9,173,565
6.000%, 04/01/33	47,237	53,229
5.000%, 05/01/33	714	778
6.000%, 05/01/33	66,287	74,074
5.000%, 06/01/33	45,699	49,781
5.500%, 06/01/33	246,569	270,704
5.000%, 07/01/33	15,773,764	17,197,550
6.000%, 07/01/33	65,589	73,294
5.000%, 08/01/33	9,167	10,178
6.000%, 08/01/33	84,601	94,539
4.500%, 09/01/33	1,523,661	1,654,508
5.000%, 09/01/33	12,284	13,609
4.500%, 10/01/33	1,716,594	1,864,009
5.000%, 10/01/33	75,104	83,386
5.000%, 11/01/33	1,977	2,190
4.500%, 01/01/34	1,977,220	2,147,018
5.000%, 01/01/34	319,486	354,718
6.000%, 01/01/34	7,334	8,193
5.000%, 04/01/34	492,255	546,541
4.000%, 05/01/34	601,339	648,654
5.500%, 05/01/34	147,454	161,342
5.000%, 06/01/34	13,697	15,186
5.500%, 06/01/34	127,932	139,982
4.500%, 07/01/34	505,220	547,660

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 07/01/34	91,291	$101,002
5.500%, 09/01/34	19,803	21,668
6.000%, 09/01/34	111,975	125,618
5.000%, 10/01/34	5,200	5,653
5.000%, 11/01/34	3,409	3,706
5.500%, 11/01/34	901,041	985,906
6.000%, 11/01/34	25,965	28,877
4.500%, 12/01/34	30,267	32,810
5.000%, 12/01/34	5,122	5,568
5.500%, 12/01/34	1,825,764	1,997,725
4.500%, 01/01/35	1,675,887	1,819,751
5.000%, 01/01/35	378,166	419,527
5.500%, 01/01/35	1,298,774	1,421,100
5.000%, 02/01/35	25,037,554	27,282,276
5.500%, 02/01/35	1,823,913	1,995,631
5.000%, 03/01/35	24,563,547	26,791,798
5.500%, 03/01/35	237,027	259,055
5.000%, 04/01/35	237,958	258,654
6.000%, 04/01/35	2,876,896	3,213,937
4.000%, 05/01/35	23,167	24,990
5.000%, 05/01/35	12,842	13,951
5.500%, 05/01/35	5,814	6,355
6.000%, 05/01/35	156,010	173,375
5.000%, 06/01/35	14,315,438	15,627,774
5.500%, 06/01/35	881,888	963,847
5.000%, 07/01/35	47,671,441	52,042,595
6.000%, 07/01/35	236,524	261,381
4.500%, 08/01/35	1,809,356	1,957,953
5.000%, 08/01/35	4,778	5,187
4.500%, 09/01/35	981,531	1,062,142
5.000%, 09/01/35	12,344	13,404
6.000%, 09/01/35	51,748	57,027
4.500%, 10/01/35	1,064,414	1,153,827
5.000%, 10/01/35	11,820	12,835
5.500%, 10/01/35	228,255	249,469
5.000%, 11/01/35	13,534	14,699
5.500%, 12/01/35	5,506,882	6,019,233
6.000%, 12/01/35	187,215	206,676
5.500%, 01/01/36	82,920	90,626
5.000%, 02/01/36	1,585,269	1,721,450
6.000%, 03/01/36	346,410	379,307
5.500%, 04/01/36	64,164	69,807
6.000%, 04/01/36	23,446	25,871
5.500%, 05/01/36	58,427	63,564
6.000%, 05/01/36	1,009,856	1,107,331
6.000%, 06/01/36	83,637	91,580
4.500%, 07/01/36	156,776	169,505
5.000%, 07/01/36	98,491	107,075
5.500%, 07/01/36	4,803,971	5,256,436
6.000%, 07/01/36	299,183	327,594
5.000%, 08/01/36	2,086,118	2,265,324
6.000%, 08/01/36	11,852,332	12,978,657
5.500%, 09/01/36	559,510	615,006
6.000%, 09/01/36	2,683,564	2,938,414
6.000%, 10/01/36	1,741,500	1,909,580

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 11/01/36	545,444	$593,408
6.000%, 11/01/36	950,456	1,042,908
4.500%, 12/01/36	1,857,652	2,008,474
5.500%, 12/01/36	97,750	106,346
6.000%, 12/01/36	13,446,425	14,724,159
4.500%, 01/01/37	10,053,519	10,869,760
5.500%, 01/01/37	898,374	977,108
6.000%, 01/01/37	430,553	471,369
4.500%, 02/01/37	378,324	409,395
5.000%, 02/01/37	14,070,632	15,279,487
5.500%, 02/01/37	721,436	784,120
6.000%, 02/01/37	23,220,095	25,425,235
5.500%, 03/01/37	324,241	352,789
6.000%, 03/01/37	1,776,168	1,944,918
5.500%, 04/01/37	98,617	107,182
6.000%, 04/01/37	4,271,517	4,681,930
5.500%, 05/01/37	3,258,390	3,541,354
6.000%, 05/01/37	3,064,569	3,358,175
5.500%, 06/01/37	11,339,623	12,324,376
6.000%, 06/01/37	1,969,078	2,157,879
5.500%, 07/01/37	3,197,337	3,475,396
6.000%, 07/01/37	18,634,979	20,404,683
4.500%, 08/01/37	1,236,409	1,337,952
5.500%, 08/01/37	93,551	101,676
6.000%, 08/01/37	3,581,519	3,925,619
5.500%, 09/01/37	1,121,714	1,220,202
6.000%, 09/01/37	11,002,168	12,047,008
6.000%, 10/01/37	1,830,124	2,003,926
6.000%, 11/01/37	261,527	286,363
4.500%, 12/01/37	39,179,644	42,470,817
5.500%, 01/01/38	2,719,900	2,956,102
5.500%, 02/01/38	2,387,548	2,594,636
6.000%, 02/01/38	36,063	40,637
4.500%, 03/01/38	158,748	171,588
5.500%, 03/01/38	6,586,357	7,274,001
4.500%, 04/01/38	251,382	271,713
5.500%, 04/01/38	117,222	127,383
5.500%, 05/01/38	13,334,245	14,490,131
6.000%, 05/01/38	681,410	744,894
4.500%, 06/01/38	46,926,323	50,868,233
5.500%, 06/01/38	39,035,888	42,428,780
6.000%, 06/01/38	288,632	317,045
5.500%, 07/01/38	492,903	535,894
6.000%, 07/01/38	2,568,801	2,807,133
5.500%, 08/01/38	356,923	387,864
6.000%, 08/01/38	991,242	1,083,277
6.000%, 09/01/38	2,325,528	2,541,353
5.500%, 10/01/38	128,877	140,049
6.000%, 10/01/38	1,371,317	1,500,720
5.500%, 11/01/38	639,795	695,256
6.000%, 11/01/38	931,428	1,018,005
4.500%, 12/01/38	744,446	804,655
5.500%, 12/01/38	1,998,020	2,179,746
6.000%, 12/01/38	1,346,501	1,472,585
4.000%, 01/01/39	54,462	58,441

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 01/01/39	1,861,983	$2,012,575
5.500%, 01/01/39	58,026,701	63,129,312
6.000%, 01/01/39	1,311,681	1,443,070
4.000%, 02/01/39	188,755	202,545
4.500%, 02/01/39	10,449,610	11,294,745
4.000%, 03/01/39	927,043	994,482
4.000%, 04/01/39	1,376,230	1,476,776
4.500%, 04/01/39	14,998,355	16,211,378
4.000%, 05/01/39	4,043,738	4,397,036
4.500%, 05/01/39	4,475,335	4,842,462
4.000%, 06/01/39	131,049	140,624
4.500%, 06/01/39	13,450,492	14,538,330
6.000%, 06/01/39	341,357	373,028
4.500%, 07/01/39	893,521	965,787
6.000%, 07/01/39	8,330	9,121
4.500%, 08/01/39	19,407	20,977
5.500%, 08/01/39	580,611	630,941
4.000%, 09/01/39	67,457	72,385
4.500%, 09/01/39	2,792,320	3,018,154
5.500%, 09/01/39	1,259,432	1,374,903
4.500%, 11/01/39	14,915,227	16,121,528
4.000%, 12/01/39	11,772,098	12,624,376
4.500%, 12/01/39	2,057,705	2,225,107
5.500%, 12/01/39	692,677	754,154
4.500%, 01/01/40	4,582,960	4,953,617
4.000%, 02/01/40	89,437	95,999
4.500%, 02/01/40	4,555,867	4,924,332
4.000%, 03/01/40	68,704	73,745
4.500%, 03/01/40	178,862	193,328
4.500%, 04/01/40	837,339	907,677
4.000%, 05/01/40	500,000	536,686
4.500%, 05/01/40	10,344,634	11,215,292
6.000%, 05/01/40	17,888	19,978
4.000%, 06/01/40	25,518	27,391
4.500%, 06/01/40	2,867,885	3,109,832
4.000%, 07/01/40	10,487,122	11,246,766
4.500%, 07/01/40	4,542,686	4,924,280
4.000%, 08/01/40	6,575,148	7,055,451
4.500%, 08/01/40	32,564,841	35,192,755
4.000%, 09/01/40	93,689,349	100,695,098
4.500%, 09/01/40	86,098,978	93,331,475
5.500%, 09/01/40	463,071	503,285
4.000%, 10/01/40	17,043,516	18,292,116
4.500%, 10/01/40	35,879,404	38,893,349
4.000%, 11/01/40	4,338,222	4,655,961
4.500%, 11/01/40	3,882,949	4,209,125
4.000%, 12/01/40	22,343,451	23,985,836
4.500%, 12/01/40	8,810,082	9,550,137
5.500%, 12/01/40	427,340	464,384
4.000%, 01/01/41	10,646,694	11,437,730
4.500%, 01/01/41	2,341,197	2,542,570
4.000%, 02/01/41	42,159,145	45,260,448
4.500%, 02/01/41	5,162,567	5,601,822
4.000%, 03/01/41	29,858,549	32,080,121
4.500%, 03/01/41	7,508,527	8,152,153

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 04/01/41	57,039,170	$61,238,009
4.500%, 04/01/41	32,409,145	35,192,168
4.000%, 05/01/41	1,676,784	1,800,336
4.500%, 05/01/41	59,422,562	64,472,299
4.000%, 06/01/41	9,077,804	9,746,692
4.500%, 06/01/41	26,737,203	29,033,317
4.000%, 07/01/41	8,592,471	9,225,597
4.500%, 07/01/41	37,640,951	40,874,055
5.500%, 07/01/41	7,594,750	8,254,293
4.000%, 08/01/41	29,412,188	31,579,391
4.500%, 08/01/41	21,521,285	23,372,662
4.000%, 09/01/41	16,657,457	17,895,748
4.500%, 09/01/41	5,023,614	5,454,941
5.500%, 09/01/41	68,499	74,447
4.000%, 10/01/41	13,424,205	14,413,351
4.500%, 10/01/41	285,415	309,926
4.000%, 11/01/41	53,910,430	57,882,599
4.500%, 11/01/41	15,122,601	16,421,852
4.000%, 12/01/41	53,214,986	57,136,065
4.500%, 12/01/41	4,689,543	5,143,904
4.000%, 01/01/42	16,047,493	17,296,737
4.000%, 02/01/42	6,232,554	6,693,928
4.500%, 02/01/42	475,098	517,680
4.000%, 03/01/42	35,556,981	38,195,063
4.500%, 03/01/42	1,804,464	1,958,420
4.000%, 04/01/42	7,699,254	8,357,992
4.500%, 04/01/42	297,326	323,602
4.000%, 05/01/42	14,623,919	15,727,051
4.000%, 06/01/42	2,164,725	2,326,676
4.000%, 07/01/42	3,291,836	3,571,885
3.000%, 08/01/42	12,120,311	12,716,485
4.000%, 08/01/42	1,032,293	1,111,440
3.000%, 09/01/42	9,542,666	10,012,049
4.000%, 12/01/42	135,894	147,521
3.000%, TBA (a)	97,000,000	101,668,125
3.500%, TBA (a)	320,000,000	341,262,496
4.000%, TBA (a)	673,000,000	721,547,565
4.500%, TBA (a)	133,000,000	143,707,537
5.500%, TBA (a)	41,000,000	44,563,133
6.000%, TBA (a)	43,500,000	47,516,964
Fannie Mae ARM Pool 2.121%, 10/01/28 (b)	205,007	216,755
2.095%, 02/01/31 (b)	262,882	265,993
2.361%, 09/01/31 (b)	93,603	100,036
2.261%, 07/01/32 (b)	41,903	42,107
2.873%, 09/01/32 (b)	293,598	312,463
2.885%, 11/01/32 (b)	107,992	115,374
2.728%, 03/01/33 (b)	7,046	7,520
2.134%, 06/01/33 (b)	87,256	91,416
2.359%, 07/01/33 (b)	74,008	78,665
2.434%, 04/01/34 (b)	22,518	23,896
2.689%, 05/01/34 (b)	1,497,818	1,574,313
2.935%, 09/01/34 (b)	1,721,849	1,841,148
4.612%, 09/01/34 (b)	156,170	168,853
2.622%, 10/01/34 (b)	40,783	43,414

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool 2.492%, 11/01/34 (b)	5,601,319	$6,032,033
2.530%, 11/01/34 (b)	10,107	10,724
2.775%, 11/01/34 (b)	267,758	285,638
2.246%, 12/01/34 (b)	3,302,885	3,490,835
2.354%, 12/01/34 (b)	1,224,597	1,286,739
2.516%, 12/01/34 (b)	116,480	123,670
2.220%, 01/01/35 (b)	509,166	540,561
2.489%, 01/01/35 (b)	130,741	137,895
2.528%, 01/01/35 (b)	45,422	48,239
2.572%, 01/01/35 (b)	124,840	132,645
2.663%, 01/01/35 (b)	173,255	183,706
2.320%, 02/01/35 (b)	365,213	386,974
2.604%, 02/01/35 (b)	85,670	90,519
2.494%, 03/01/35 (b)	119,575	126,406
2.933%, 04/01/35 (b)	267,803	283,255
2.437%, 05/01/35 (b)	961,350	1,028,789
2.794%, 05/01/35 (b)	142,197	152,035
2.347%, 08/01/35 (b)	1,956,564	2,087,019
2.822%, 08/01/35 (b)	1,462,368	1,557,476
2.127%, 09/01/35 (b)	4,018,178	4,216,304
2.286%, 10/01/35 (b)	1,301,014	1,393,832
2.052%, 11/01/35 (b)	475,923	499,935
2.362%, 11/01/35 (b)	1,281,899	1,368,721
2.627%, 11/01/35 (b)	587,967	629,448
5.337%, 01/01/36 (b)	422,217	454,901
2.371%, 08/01/36 (b)	966,131	1,026,362
4.491%, 12/01/36 (b)	646,142	683,902
1.360%, 08/01/41 (b)	645,464	659,437
1.410%, 09/01/41 (b)	1,776,148	1,831,596
1.360%, 07/01/42 (b)	555,390	564,843
1.360%, 08/01/42 (b)	520,989	529,166
1.360%, 10/01/44 (b)	919,081	935,363
Fannie Mae Pool 8.000%, 08/01/14	831	859
2.475%, 04/01/19	15,200,000	16,183,517
3.330%, 11/01/21	1,571,439	1,728,204
3.240%, 07/01/22	23,472,955	25,509,783
2.310%, 08/01/22	8,200,000	8,386,337
2.870%, 09/01/27	7,300,000	7,216,205
5.500%, 06/01/37	247,693	269,204
Fannie Mae REMICS (CMO) 0.609%, 09/18/31 (b)	655,282	660,009
1.110%, 04/25/32 (b)	214,357	218,772
1.110%, 04/25/32 (b)	25,218	25,738
2.713%, 05/25/35 (b)	2,771,643	2,943,056
Freddie Mac 15 Yr. Gold Pool 5.500%, 05/01/14	3,900	4,028
6.000%, 06/01/14	4,794	4,948
6.000%, 03/01/15	312	322
5.500%, 04/01/16	5,824	6,224
5.500%, 09/01/19	642,917	697,981
Freddie Mac 20 Yr. Gold Pool 6.000%, 03/01/21	117,098	127,322
5.500%, 04/01/21	35,702	39,109
6.000%, 01/01/22	452,819	492,355

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool 6.000%, 10/01/22	1,547,642	$1,682,768
5.500%, 12/01/22	2,679	2,893
6.000%, 12/01/22	97,242	105,733
5.500%, 03/01/23	549,932	598,548
6.000%, 04/01/23	80,706	88,156
5.500%, 06/01/26	13,881	15,078
5.500%, 08/01/26	5,411	5,878
5.500%, 06/01/27	213,786	227,702
5.500%, 12/01/27	252,844	273,754
5.500%, 01/01/28	158,587	171,665
5.500%, 02/01/28	47,040	50,919
5.500%, 05/01/28	372,536	403,258
5.500%, 06/01/28	723,203	782,843
4.000%, 06/01/30	398,988	430,431
4.000%, 09/01/30	1,592,548	1,718,052
4.000%, 10/01/30	84,363	91,012
Freddie Mac 30 Yr. Gold Pool 5.500%, 03/01/32	94,078	102,498
5.500%, 01/01/33	6,333	6,899
5.500%, 05/01/33	14,099	15,343
5.500%, 08/01/33	7,156	7,788
5.500%, 10/01/33	13,817	15,036
5.500%, 12/01/33	5,930	6,453
5.500%, 01/01/34	7,989	8,694
5.500%, 05/01/34	144,831	157,612
5.500%, 09/01/34	109,676	119,217
5.500%, 01/01/35	156,864	170,511
4.500%, 06/01/35	339,380	364,928
5.500%, 07/01/35	7,263	7,913
5.500%, 10/01/35	159,554	173,235
5.500%, 11/01/35	253,373	275,099
5.500%, 12/01/35	134,437	145,965
5.500%, 01/01/36	315,700	343,333
5.500%, 02/01/36	208,112	230,283
5.500%, 04/01/36	118,844	128,292
5.500%, 06/01/36	8,001,291	8,697,388
5.500%, 07/01/36	242,622	262,593
5.500%, 08/01/36	251,418	272,112
5.500%, 10/01/36	86,925	94,348
5.500%, 12/01/36	2,116,928	2,291,174
5.500%, 02/01/37	241,789	261,243
5.500%, 03/01/37	67,288	72,660
5.500%, 04/01/37	278,465	301,573
5.500%, 06/01/37	782,424	845,863
5.500%, 07/01/37	1,967,092	2,131,101
5.500%, 08/01/37	535,722	590,148
5.500%, 09/01/37	228,981	249,939
5.500%, 10/01/37	66,737	72,105
5.500%, 11/01/37	1,857,396	2,007,708
5.500%, 12/01/37	160,189	173,073
5.500%, 01/01/38	594,551	642,375
5.500%, 02/01/38	1,545,203	1,669,493
5.500%, 03/01/38	3,480,668	3,759,993
5.500%, 04/01/38	1,334,693	1,445,580
5.500%, 05/01/38	1,052,375	1,136,365

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.500%, 06/01/38	2,159,107	$2,331,426
5.500%, 07/01/38	3,683,753	3,979,386
5.500%, 08/01/38	1,561,754	1,686,399
4.500%, 09/01/38	41,801	44,869
5.500%, 09/01/38	3,133,598	3,383,693
5.500%, 10/01/38	59,454,686	64,201,811
5.500%, 11/01/38	28,619,202	30,904,374
5.500%, 12/01/38	30,052	33,080
5.500%, 01/01/39	4,333,383	4,682,155
4.500%, 02/01/39	393,865	422,776
5.500%, 02/01/39	796,409	860,066
5.500%, 03/01/39	600,493	648,795
5.500%, 09/01/39	251,699	276,113
4.500%, 10/01/39	312,669	335,621
4.000%, 12/01/39	375,840	401,465
5.500%, 12/01/39	115,168	124,588
5.500%, 02/01/40	711,891	768,772
5.500%, 03/01/40	49,317	53,284
4.500%, 04/01/40	2,360,350	2,542,461
5.500%, 05/01/40	18,013	19,462
4.500%, 08/01/40	174,245	187,689
5.500%, 08/01/40	547,537	591,578
4.000%, 09/01/40	8,586,623	9,177,441
4.500%, 10/01/40	391,621	431,504
4.000%, 11/01/40	1,559,600	1,666,911
4.000%, 12/01/40	3,371,290	3,614,671
4.500%, 12/01/40	55,077	60,686
4.000%, 01/01/41	72,260	77,232
5.500%, 02/01/41	191,490	209,729
4.500%, 04/01/41	31,326,115	33,811,589
4.500%, 05/01/41	8,476,941	9,149,518
4.000%, 07/01/41	2,663,908	2,848,868
4.500%, 09/01/41	1,221,528	1,318,447
4.000%, 10/01/41	6,306,774	6,744,664
4.500%, 10/01/41	327,314	362,592
4.000%, 11/01/41	3,038,995	3,249,998
4.000%, 01/01/42	1,814,763	1,940,766
4.000%, 04/01/42	141,780	153,263
4.000%, TBA (a)	19,000,000	20,288,437
4.500%, TBA (a)	6,000,000	6,439,688
Freddie Mac ARM Non-Gold Pool 2.594%, 01/01/29 (b)	857,066	918,536
2.375%, 11/01/31 (b)	47,347	50,486
3.086%, 08/01/32 (b)	209,476	223,421
2.280%, 10/01/34 (b)	115,179	121,260
2.378%, 11/01/34 (b)	222,862	237,318
2.902%, 11/01/34 (b)	78,874	83,858
2.912%, 11/01/34 (b)	112,648	120,580
2.972%, 11/01/34 (b)	61,740	66,137
2.375%, 01/01/35 (b)	505,565	528,415
2.566%, 01/01/35 (b)	119,856	126,606
2.233%, 02/01/35 (b)	112,900	120,058
2.372%, 02/01/35 (b)	221,109	237,778
2.633%, 02/01/35 (b)	138,339	146,883
2.666%, 02/01/35 (b)	62,942	66,989

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac ARM Non-Gold Pool 2.675%, 02/01/35 (b)	129,145	$136,655
2.676%, 02/01/35 (b)	96,335	102,946
2.867%, 02/01/35 (b)	123,721	130,807
5.307%, 03/01/35 (b)	394,723	426,078
2.381%, 06/01/35 (b)	2,785,783	2,963,842
2.381%, 08/01/35 (b)	1,403,176	1,493,829
2.424%, 09/01/35 (b)	1,130,756	1,206,705
2.457%, 09/01/35 (b)	508,066	535,946
Freddie Mac REMICS (CMO) 1.875%, 11/15/23 (b)	883,059	918,023
6.500%, 01/15/24	61,168	69,135
3.500%, 07/15/32	95,840	98,978
0.459%, 07/15/34 (b)	225,640	225,886
3.500%, 01/15/42	20,651,107	20,958,302
Freddie Mac Structured Pass-Through Securities (CMO) 1.535%, 07/25/44 (b)	9,511,877	9,755,224
1.360%, 10/25/44 (b)	1,835,872	1,838,516
1.360%, 02/25/45 (b)	164,021	158,982
Ginnie Mae I 15 Yr. Pool 6.000%, 04/15/14	8,347	8,691
Ginnie Mae I 30 Yr. Pool 7.000%, 10/15/23	17,886	20,863
7.500%, 01/15/26	16,237	19,373
Ginnie Mae I Pool 7.500%, 04/15/31	5,542,632	5,787,728
Ginnie Mae II ARM Pool 2.000%, 02/20/22 (b)	18,875	19,632
2.000%, 04/20/22 (b)	2,385	2,481
1.625%, 01/20/23 (b)	33,625	34,963
1.625%, 01/20/26 (b)	16,476	17,002
1.625%, 02/20/26 (b)	17,089	17,769
1.750%, 05/20/26 (b)	26,589	27,860
2.500%, 11/20/26 (b)	17,689	18,435
1.625%, 01/20/27 (b)	9,811	10,201
1.625%, 02/20/27 (b)	12,100	12,582
1.750%, 06/20/27 (b)	9,706	10,170
1.750%, 08/20/27 (b)	99,191	103,173
1.750%, 09/20/27 (b)	85,864	89,309
1.625%, 11/20/27 (b)	28,224	29,126
1.625%, 02/20/28 (b)	19,351	20,121
1.625%, 03/20/28 (b)	21,563	22,421
1.750%, 05/20/28 (b)	9,692	10,155
1.625%, 10/20/28 (b)	21,565	22,255
1.750%, 04/20/29 (b)	7,461	7,817
2.250%, 04/20/29 (b)	17,339	18,075
1.750%, 05/20/29 (b)	14,599	15,297
1.750%, 07/20/29 (b)	16,398	17,056
1.750%, 08/20/29 (b)	16,082	16,727
1.750%, 09/20/29 (b)	20,934	21,774
1.625%, 10/20/29 (b)	13,372	13,799
1.625%, 01/20/30 (b)	59,499	61,868
2.000%, 04/20/30 (b)	36,313	37,779
2.000%, 05/20/30 (b)	47,100	49,002
1.750%, 06/20/30 (b)	19,314	20,237

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II ARM Pool 2.500%, 10/20/30 (b)	6,068	$6,323
1.625%, 11/20/30 (b)	79,816	82,368
1.750%, 04/20/31 (b)	22,163	23,222
1.750%, 08/20/31 (b)	6,161	6,408
2.125%, 10/20/31 (b)	6,854	7,125
1.625%, 03/20/32 (b)	1,057	1,099
1.750%, 04/20/32 (b)	12,611	13,214
1.750%, 05/20/32 (b)	30,826	32,300
1.750%, 07/20/32 (b)	16,083	16,728
1.625%, 03/20/33 (b)	10,042	10,442
1.750%, 09/20/33 (b)	110,667	115,108

		4,029,145,696

Federal Agencies—5.0%
Federal Home Loan Mortgage Corp. 5.000%, 02/16/17	7,800,000	9,197,612
1.000%, 03/08/17	68,400,000	69,342,689
1.250%, 05/12/17	21,400,000	21,919,036
1.000%, 06/29/17	54,800,000	55,541,718
1.000%, 07/28/17	66,800,000	67,546,423
5.500%, 08/23/17	1,600,000	1,947,960
1.000%, 09/29/17	34,000,000	34,397,018
3.750%, 03/27/19	7,500,000	8,681,617
1.750%, 05/30/19	11,400,000	11,810,753
1.250%, 08/01/19	31,400,000	31,493,038
1.250%, 10/02/19	54,400,000	54,328,355
2.375%, 01/13/22	11,000,000	11,514,811
Federal National Mortgage Association 1.250%, 01/30/17	19,400,000	19,908,008
5.000%, 02/13/17	8,200,000	9,658,231
1.125%, 04/27/17	42,900,000	43,730,587
5.000%, 05/11/17	4,200,000	4,974,661
5.375%, 06/12/17	9,700,000	11,675,832
0.875%, 08/28/17	15,600,000	15,662,837
0.875%, 12/20/17	300,000	300,951
Government National Mortgage Association (CMO) 0.709%, 02/16/30 (b)	21,450	21,700
0.509%, 01/16/31 (b)	60,070	60,751

		483,714,588

U.S. Treasury—24.2%
U.S. Treasury Bonds 3.125%, 11/15/41 (c)(d)	5,000,000	5,234,375
3.125%, 02/15/42 (c)(d)	11,200,000	11,712,747
3.000%, 05/15/42 (c)(d)	1,800,000	1,834,031
U.S. Treasury Inflation Indexed Bonds 2.375%, 01/15/25	24,298,164	32,830,999
2.000%, 01/15/26	40,325,262	52,971,022
2.375%, 01/15/27	50,584,905	69,854,618
1.750%, 01/15/28	76,187,730	98,788,134
3.625%, 04/15/28	6,149,860	9,767,706
2.500%, 01/15/29 (c)	48,052,486	68,654,989
3.875%, 04/15/29	2,673,509	4,440,533
0.750%, 02/15/42	38,389,500	42,165,453

Agency Sponsored Mortgage - Backed—(Continued)
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/17	40,839,444	$43,758,811
2.125%, 01/15/19	4,525,122	5,498,376
1.375%, 01/15/20	6,632,202	7,867,967
1.250%, 07/15/20	26,305,112	31,229,113
1.125%, 01/15/21	18,293,885	21,503,895
0.625%, 07/15/21	7,492,282	8,523,640
0.125%, 01/15/22	43,947,290	47,765,211
0.125%, 07/15/22	23,135,700	25,125,740
U.S. Treasury Notes 0.375%, 11/15/15 (e)	322,300,000	322,652,596
0.750%, 10/31/17 (c)	255,300,000	256,177,721
0.750%, 12/31/17	88,000,000	88,158,136
3.500%, 02/15/18	20,300,000	23,118,208
2.875%, 03/31/18	33,800,000	37,475,750
2.625%, 04/30/18	27,000,000	29,594,538
1.500%, 08/31/18 (c) (d) (f)	223,400,000	231,341,200
1.125%, 05/31/19	9,100,000	9,159,014
1.000%, 06/30/19	74,800,000	74,589,662
0.875%, 07/31/19	118,200,000	116,759,497
3.625%, 08/15/19	2,700,000	3,144,447
1.000%, 09/30/19	256,400,000	254,677,248
1.250%, 10/31/19	4,500,000	4,537,971
3.375%, 11/15/19	12,100,000	13,914,056
1.125%, 12/31/19	24,200,000	24,135,725
3.625%, 02/15/20	70,600,000	82,502,736
1.750%, 05/15/22	7,800,000	7,868,858
1.625%, 08/15/22	90,900,000	90,317,695
1.625%, 11/15/22 (g)	104,100,000	102,977,698

		2,362,630,116

Total U.S. Treasury & Government Agencies (Cost $6,775,988,407)		6,875,490,400

Foreign Bonds & Debt Securities—19.3%

Chemicals—0.0%
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	3,300,000	3,489,750

Commercial Banks—5.2%
Australia & New Zealand Banking Group, Ltd. 2.125%, 01/10/14 (144A) (k)	17,100,000	17,345,334
Banco Santander Brazil S.A. 2.408%, 03/18/14 (144A) (b)	20,800,000	20,731,942
4.250%, 01/14/16 (144A)	18,200,000	18,973,500
Banco Santander Chile 1.921%, 01/19/16 (144A) (b)	6,900,000	6,744,750
Bank of China (Hong Kong), Ltd. 5.550%, 02/11/20 (144A)	2,500,000	2,824,652
Bank of India 4.750%, 09/30/15	3,100,000	3,236,942

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Banks—(Continued)
Bank of Montreal 2.850%, 06/09/15 (144A)	5,600,000	$5,918,220
1.950%, 01/30/18 (144A)	7,500,000	7,819,665
Bank of Nova Scotia 1.650%, 10/29/15 (144A)	6,100,000	6,281,847
1.950%, 01/30/17 (144A)	800,000	834,289
Barclays Bank plc 2.375%, 01/13/14	1,300,000	1,322,281
5.200%, 07/10/14	900,000	957,969
10.179%, 06/12/21 (144A) (k)	18,080,000	24,713,462
BBVA Bancomer S.A. 4.500%, 03/10/16 (144A)	3,900,000	4,163,250
6.500%, 03/10/21 (144A)	7,800,000	8,697,000
BNP Paribas S.A. 1.250%, 01/10/14 (b)	26,000,000	26,085,618
BPCE S.A. 2.375%, 10/04/13 (144A) (k)	2,400,000	2,425,656
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 11.000%, 06/30/19 (144A) (b) (k)	277,000	376,929
Credit Agricole S.A. 8.375%, 10/13/19 (144A) (b)	46,000,000	48,990,000
Credit Suisse of New York 2.200%, 01/14/14	5,700,000	5,788,458
Dexia Credit Local S.A. 0.793%, 04/29/14 (144A) (b)	1,200,000	1,184,225
2.750%, 04/29/14	19,700,000	19,977,908
DNB Bank ASA 3.200%, 04/03/17 (144A)	6,800,000	7,249,630
Export-Import Bank of Korea 5.125%, 06/29/20	4,300,000	4,962,621
4.000%, 01/29/21	2,500,000	2,700,533
GMAC International Finance B.V. 7.500%, 04/21/15 (EUR)	2,800,000	4,043,273
HBOS Capital Funding No.2 L.P. 6.071%, 06/30/14 (144A) (b) (k)	45,000	39,600
HSBC Bank plc 2.000%, 01/19/14 (144A) (k)	6,000,000	6,063,678
ING Bank N.V. 2.650%, 01/14/13 (144A)	1,500,000	1,500,921
2.000%, 10/18/13 (144A) (k)	3,300,000	3,314,220
Intesa Sanpaolo S.p.A. 2.712%, 02/24/14 (144A) (b) (k)	14,100,000	14,088,170
LBG Capital No.1 plc 7.875%, 11/01/20 (144A) (k)	285,000	306,602
Lloyds TSB Bank plc 12.000%, 12/16/24 (144A) (b)	5,800,000	6,720,031
National Bank of Canada 2.200%, 10/19/16 (144A)	1,400,000	1,474,705
Nordea Bank AB 2.125%, 01/14/14 (144A) (k)	2,700,000	2,726,528
Nykredit Realkredit A.S. 1.319%, 04/01/38 (DKK) (b)	21,967,671	3,948,685
1.319%, 10/01/38 (DKK) (b)	25,077,447	4,525,414

Commercial Banks—(Continued)
Realkredit Danmark A.S. 1.352%, 01/01/38 (DKK) (b)	21,746,382	$3,926,222
1.420%, 01/01/38 (DKK) (b)	96,348,350	17,412,352
Resona Bank, Ltd. 5.850%, 04/15/16 (144A) (b) (k)	4,400,000	4,739,178
Royal Bank of Scotland Group plc 7.640%, 09/29/17 (b)	14,500,000	13,195,000
6.990%, 10/05/17 (144A) (b) (k)	2,000,000	1,910,000
Royal Bank of Scotland plc (The) 2.014%, 03/30/15 (CAD) (b)	7,763,000	6,785,972
1.051%, 09/29/15 (b)	500,000	467,033
1.120%, 10/14/16 (b)	300,000	272,568
Santander Finance Preferred S.A. Unipersonal 11.300%, 07/27/14 (GBP) (b)	7,900,000	13,538,978
Santander Issuances S.A. Unipersonal 7.300%, 07/27/19 (GBP) (b)	5,000,000	8,130,372
Santander US Debt S.A. Unipersonal 2.991%, 10/07/13 (144A) (k)	24,300,000	24,345,635
Scotland International Finance No. 2 B.V. 4.250%, 05/23/13 (144A) (k)	19,800,000	19,948,460
Societe Generale S.A. 8.875%, 06/16/18 (GBP) (b)	5,000,000	8,340,738
Standard Chartered First Bank Korea, Ltd. 7.267%, 03/03/34 (144A) (b)	240,000	252,000
State Bank of India 4.500%, 07/27/15 (144A)	12,200,000	12,805,559
Sumitomo Mitsui Banking Corp. 1.950%, 01/14/14 (144A) (k)	7,400,000	7,476,235
Turkiye Garanti Bankasi A.S. 2.819%, 04/20/16 (144A) (b)	3,800,000	3,790,500
UBS AG 2.250%, 08/12/13	14,900,000	15,044,813
1.313%, 01/28/14 (b)	2,200,000	2,214,071
5.875%, 12/20/17	11,700,000	13,941,346
UFJ Finance Aruba AEC 6.750%, 07/15/13	220,000	226,978
United Overseas Bank, Ltd. 5.375%, 09/03/19 (144A) (b)	470,000	497,267
Westpac Banking Corp. 0.814%, 07/16/14 (144A) (b)	29,000,000	29,137,286
Woori Bank Co., Ltd. 6.025%, 03/13/14 (144A) (b) (k)	305,000	300,467

		507,757,538

Diversified Financial Services—0.2%
Banque PSA Finance S.A. 2.206%, 04/04/14 (144A) (b) (k)	14,900,000	14,718,652
BM&FBovespa S.A. 5.500%, 07/16/20 (144A)	1,000,000	1,140,000
FCE Bank plc 7.125%, 01/15/13 (EUR)	4,000,000	5,285,886

		21,144,538

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Electric—1.0%
Centrais Eletricas Brasileiras S.A. 6.875%, 07/30/19 (144A)	54,400,000	$62,152,000
EDF S.A. 6.950%, 01/26/39 (144A)	3,400,000	4,562,059
Enel Finance International N.V. 6.250%, 09/15/17 (144A) (k)	9,350,000	10,404,998
Korea Hydro & Nuclear Power Co., Ltd. 3.125%, 09/16/15 (144A)	11,200,000	11,723,017
Majapahit Holding B.V. 7.250%, 06/28/17	2,040,000	2,417,400
7.750%, 01/20/20	5,000,000	6,312,500

		97,571,974

Engineering & Construction—0.0%
Sydney Airport Finance Co. Pty, Ltd. 5.125%, 02/22/21 (144A)	1,300,000	1,448,292

Gas—0.0%
ENN Energy Holdings, Ltd. 6.000%, 05/13/21 (144A)	1,600,000	1,847,432

Holding Companies-Diversified—0.0%
Hutchison Whampoa International , Ltd. 6.250%, 01/24/14 (144A)	245,000	258,447
Noble Group, Ltd. 4.875%, 08/05/15 (144A)	2,500,000	2,590,625

		2,849,072

Insurance—0.1%
Dai-ichi Life Insurance Co., Ltd. (The) 7.250%, 07/25/21 (144A) (b) (k)	7,400,000	8,448,743

Investment Company Security—0.1%
Temasek Financial I, Ltd. 4.300%, 10/25/19 (144A)	5,500,000	6,342,650

Iron/Steel—0.1%
Gerdau Trade, Inc. 5.750%, 01/30/21 (144A)	6,900,000	7,624,500

Media—0.3%
British Sky Broadcasting Group plc 6.100%, 02/15/18 (144A)	15,000,000	17,943,495
Pearson Dollar Finance plc 5.700%, 06/01/14 (144A)	13,500,000	14,298,620

		32,242,115

Mining—0.2%
AngloGold Ashanti Holdings plc 5.375%, 04/15/20	2,400,000	2,480,666
Vale Overseas, Ltd. 6.875%, 11/21/36	8,200,000	10,205,556
6.875%, 11/10/39	3,600,000	4,531,698

		17,217,920

Oil & Gas—0.7%
Gazprom OAO Via Gaz Capital S.A. 8.125%, 07/31/14	3,600,000	$3,918,240
5.092%, 11/29/15 (144A)	700,000	751,716
8.146%, 04/11/18 (144A)	12,300,000	15,233,550
8.625%, 04/28/34	2,500,000	3,597,925
Gazprom OAO Via RBS AG 9.625%, 03/01/13 (144A)	130,000	132,038
Indian Oil Corp., Ltd. 4.750%, 01/22/15	2,200,000	2,299,695
Novatek Finance, Ltd. 5.326%, 02/03/16 (144A)	3,100,000	3,336,375
Petrobras International Finance Co. 5.750%, 01/20/20	4,800,000	5,488,109
5.375%, 01/27/21	26,600,000	30,079,812
Ras Laffan Liquefied natural Gas Co. Ltd III 5.500%, 09/30/14	1,400,000	1,507,100

		66,344,560

Pharmaceuticals—0.1%
Teva Pharmaceutical Finance Co. B.V. 1.212%, 11/08/13 (b)	8,000,000	8,054,200

Pipelines—0.1%
AK Transneft OJSC Via TransCapitalInvest, Ltd. 8.700%, 08/07/18 (144A)	2,800,000	3,637,200

Provincial—3.0%
Province of British Columbia 4.300%, 06/18/42 (CAD)	400,000	476,562
Province of Ontario 1.600%, 09/21/16	300,000	309,825
4.300%, 03/08/17 (CAD)	7,400,000	8,187,687
4.200%, 03/08/18 (CAD)	2,200,000	2,452,357
5.500%, 06/02/18 (CAD)	2,600,000	3,067,906
3.000%, 07/16/18	4,300,000	4,693,446
4.400%, 06/02/19 (CAD)	9,100,000	10,322,055
1.650%, 09/27/19	8,700,000	8,708,587
4.400%, 04/14/20	2,700,000	3,184,699
4.200%, 06/02/20 (CAD)	14,300,000	16,118,301
4.000%, 06/02/21 (CAD)	57,900,000	64,417,024
3.150%, 06/02/22 (CAD)	63,200,000	65,733,210
2.850%, 06/02/23 (CAD)	2,700,000	2,710,070
4.600%, 06/02/39 (CAD)	4,600,000	5,549,181
Province of Quebec 4.500%, 12/01/16 (CAD)	400,000	443,531
4.500%, 12/01/17 (CAD)	4,700,000	5,286,850
4.500%, 12/01/18 (CAD)	5,400,000	6,126,695
4.500%, 12/01/19 (CAD)	1,200,000	1,368,376
3.500%, 07/29/20	10,600,000	11,793,178
4.500%, 12/01/20 (CAD)	4,400,000	5,030,120
2.750%, 08/25/21	600,000	627,977
4.250%, 12/01/21 (CAD)	28,800,000	32,373,435

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Provincial—(Continued)
Province of Quebec 3.500%, 12/01/22 (CAD)	29,000,000	$30,687,755
3.000%, 09/01/23 (CAD)	700,000	704,497

		290,373,324

Real Estate—0.0%
Qatari Diar Finance QSC 3.500%, 07/21/15	1,000,000	1,047,500

Savings & Loans—0.1%
Nationwide Building Society 6.250%, 02/25/20 (144A) (k)	10,800,000	12,774,078

Sovereign—8.0%
Banco Nacional de Desenvolvimento Economico e Social 4.125%, 09/15/17 (144A) (EUR)	2,700,000	3,831,157
Brazil Notas do Tesouro Nacional 10.000%, 01/01/17 (BRL)	322,200,000	165,681,613
10.000%, 01/01/21 (BRL)	10,136,000	5,214,488
Italy Buoni Poliennali Del Tesoro 3.750%, 12/15/13 (EUR)	113,600,000	153,035,306
3.000%, 04/01/14 (EUR)	1,200,000	1,608,017
3.500%, 06/01/14 (EUR)	1,900,000	2,563,833
4.250%, 07/01/14 (EUR)	3,600,000	4,917,186
4.250%, 08/01/14 (EUR)	17,900,000	24,468,245
6.000%, 11/15/14 (EUR)	10,700,000	15,155,899
2.500%, 03/01/15 (EUR)	28,100,000	37,326,551
3.000%, 04/15/15 (EUR)	1,800,000	2,412,643
4.500%, 07/15/15 (EUR)	107,400,000	148,932,506
3.750%, 08/01/15 (EUR)	11,100,000	15,137,882
3.000%, 11/01/15 (EUR) (e)	18,700,000	25,077,145
3.750%, 04/15/16 (EUR)	12,500,000	17,101,860
3.750%, 08/01/16 (EUR)	2,400,000	3,281,609
4.750%, 09/15/16 (EUR)	1,400,000	1,974,803
4.750%, 05/01/17 (EUR)	13,600,000	19,128,938
4.750%, 06/01/17 (EUR)	17,700,000	24,866,453
4.500%, 08/01/18 (EUR)	2,300,000	3,188,713
Italy Certificati di Credito del Tesoro Zero Coupon, 09/30/13 (EUR)	17,800,000	23,271,427
Zero Coupon, 09/30/14 (EUR)	30,400,000	38,720,191
Korea Housing Finance Corp. 4.125%, 12/15/15 (144A)	2,500,000	2,708,613
Mexican Bonos 6.000%, 06/18/15 (MXN)	70,900,000	5,634,269
6.250%, 06/16/16 (MXN)	89,100,000	7,169,275
10.000%, 12/05/24 (MXN)	6,300,000	681,988
Russian Foreign Bond - Eurobond 3.250%, 04/04/17 (144A)	4,600,000	4,899,000
Spain Government Bonds 3.400%, 04/30/14 (EUR)	3,700,000	4,918,688
3.300%, 10/31/14 (EUR)	3,000,000	3,984,879
4.400%, 01/31/15 (EUR) (e)	5,500,000	7,472,439
4.000%, 07/30/15 (EUR)	3,900,000	5,241,395

Sovereign—(Continued)
Spain Government Bonds 3.750%, 10/31/15 (EUR)	2,000,000	$2,656,480
3.150%, 01/31/16 (EUR)	400,000	522,954

		782,786,445

Telecommunications—0.0%
Deutsche Telekom International Finance B.V. 5.250%, 07/22/13	425,000	435,929
Qtel International Finance, Ltd. 3.375%, 10/14/16 (144A)	400,000	420,450
4.750%, 02/16/21 (144A)	800,000	906,000

		1,762,379

Transportation—0.1%
RZD Capital, Ltd. 5.739%, 04/03/17	3,200,000	3,584,000

Total Foreign Bonds & Debt Securities (Cost $1,803,487,016)		1,878,348,210

Domestic Bonds & Debt Securities—11.3%

Agriculture—0.1%
Altria Group, Inc. 9.700%, 11/10/18	2,568,000	3,599,301
Reynolds American, Inc. 7.625%, 06/01/16	2,400,000	2,873,602

		6,472,903

Biotechnology—0.0%
Amgen, Inc. 1.875%, 11/15/14	2,000,000	2,046,280

Chemicals—0.1%
ICI Wilmington, Inc. 5.625%, 12/01/13	340,000	355,096
Rohm & Haas Co. 6.000%, 09/15/17	8,500,000	10,080,201

		10,435,297

Commercial Banks—4.9%
ABN Amro N.A. Holding Preferred Capital Repackage Trust I 3.407%, 01/31/13 (144A) (b) (k)	345,000	345,431
Ally Financial, Inc. 3.510%, 02/11/14 (b)	8,900,000	9,092,418
4.500%, 02/11/14	9,000,000	9,281,250
3.709%, 06/20/14 (b)	9,000,000	9,251,730
6.750%, 12/01/14	9,458,000	10,216,692
8.300%, 02/12/15	3,500,000	3,906,875
5.500%, 02/15/17	15,000,000	16,120,425
7.500%, 09/15/20	7,800,000	9,447,750

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Banks—(Continued)
American Express Bank FSB 5.500%, 04/16/13	16,700,000	$16,942,801
6.000%, 09/13/17	31,500,000	38,058,962
American Express Centurion Bank 6.000%, 09/13/17	26,500,000	32,071,572
CIT Group, Inc. 5.250%, 04/01/14 (144A)	2,600,000	2,704,000
Citigroup, Inc. 5.500%, 04/11/13	17,900,000	18,085,659
2.310%, 08/13/13 (b)	7,000,000	7,068,292
5.500%, 10/15/14	35,000,000	37,565,535
Goldman Sachs Group, Inc. (The) 0.719%, 07/22/15 (b)	1,400,000	1,374,576
0.540%, 05/23/16 (EUR) (b)	4,000,000	5,069,345
6.250%, 09/01/17	5,900,000	6,966,921
6.150%, 04/01/18	800,000	940,888
7.500%, 02/15/19	10,000,000	12,598,550
5.375%, 03/15/20	11,600,000	13,314,109
6.750%, 10/01/37	13,500,000	15,348,663
JPMorgan Chase & Co. 3.150%, 07/05/16	6,400,000	6,786,125
6.000%, 01/15/18	15,775,000	18,906,590
7.900%, 04/30/18 (b)	8,200,000	9,323,990
JPMorgan Chase Bank NA 0.640%, 06/13/16 (b)	5,300,000	5,156,836
6.000%, 10/01/17	23,600,000	27,968,077
JPMorgan Chase Capital XXI 1.263%, 01/31/13 (b)	27,300,000	21,230,746
Morgan Stanley 0.775%, 10/18/16 (b)	3,400,000	3,235,168
5.950%, 12/28/17	48,200,000	54,641,448
RBS Capital Trust II 6.425%, 01/03/34 (b)	120,000	105,600
USB Capital IX 3.500%, 01/31/13 (b)	8,125,000	7,354,506
Wells Fargo & Co. 7.980%, 03/15/18 (b)	42,400,000	48,866,000

		479,347,530

Diversified Financial Services—1.9%
ANZ Capital Trust II 5.360%, 12/15/13 (144A)	525,000	540,750
Bear Stearns Cos. LLC (The) 6.400%, 10/02/17	19,300,000	23,203,541
7.250%, 02/01/18	5,000,000	6,272,090
Dragon 2012 LLC 1.972%, 03/12/24	962,161	986,461
Ford Motor Credit Co. LLC 8.000%, 06/01/14	2,500,000	2,726,890
8.700%, 10/01/14	500,000	562,491
7.000%, 04/15/15	900,000	1,005,784
2.750%, 05/15/15	5,600,000	5,718,462
12.000%, 05/15/15	4,000,000	4,940,000
8.000%, 12/15/16	500,000	604,984

Diversified Financial Services—(Continued)
General Electric Capital Corp. 6.375%, 11/15/17 (b)	5,400,000	$5,710,500
6.875%, 01/10/39	6,500,000	8,866,416
International Lease Finance Corp. 5.250%, 01/10/13	2,900,000	2,905,945
6.375%, 03/25/13	2,900,000	2,941,325
5.875%, 05/01/13	1,600,000	1,628,000
6.750%, 09/01/16 (144A)	5,300,000	5,975,750
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (h)	14,800,000	1,554
Merrill Lynch & Co., Inc. 6.400%, 08/28/17	3,100,000	3,644,233
6.875%, 04/25/18	23,000,000	27,757,044
6.875%, 11/15/18	23,400,000	28,679,578
SLM Corp. 5.375%, 01/15/13	700,000	701,746
5.000%, 10/01/13	3,839,000	3,949,371
0.615%, 01/27/14 (h)	11,600,000	11,494,139
5.375%, 05/15/14	8,235,000	8,640,689
6.250%, 01/25/16	3,200,000	3,496,000
8.450%, 06/15/18	8,300,000	9,752,500
8.000%, 03/25/20	400,000	459,000
Springleaf Finance Corp. 6.900%, 12/15/17	3,200,000	2,880,000
SteelRiver Transmission Co. LLC 4.710%, 06/30/17 (144A) (k)	7,864,588	8,205,085

		184,250,328

Electric—0.2%
Arizona Public Service Co. 4.650%, 05/15/15	165,000	178,944
Dominion Resources, Inc. 6.300%, 03/15/33	210,000	271,359
Entergy Corp. 3.625%, 09/15/15	14,300,000	14,974,460
Nisource Finance Corp. 6.150%, 03/01/13	216,000	217,802
TECO Finance, Inc. 6.750%, 05/01/15	4,400,000	4,956,002

		20,598,567

Food—0.3%
Kraft Foods Group, Inc. 6.125%, 08/23/18 (144A) (k)	12,700,000	15,578,150
Kraft Foods, Inc. 6.125%, 02/01/18	6,116,000	7,450,101
6.875%, 02/01/38	2,100,000	2,913,032

		25,941,283

Forest Products & Paper—0.1%
International Paper Co. 5.250%, 04/01/16	6,500,000	7,221,727

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.0%
UnitedHealth Group, Inc. 6.875%, 02/15/38	2,200,000	$3,031,380

Insurance—1.4%
American General Institutional Capital 8.125%, 03/15/46 (144A)	24,700,000	31,060,250
American International Group, Inc. 4.250%, 05/15/13	8,545,000	8,651,966
5.050%, 10/01/15	6,300,000	6,957,531
5.450%, 05/18/17	700,000	805,549
5.000%, 06/26/17 (EUR)	24,000,000	35,663,983
6.765%, 11/15/17 (GBP)	2,639,000	5,049,310
5.850%, 01/16/18	23,700,000	28,080,447
8.000%, 05/22/18 (EUR) (b)	2,750,000	4,179,822
8.625%, 05/22/18 (GBP) (b)	2,600,000	5,124,871
8.250%, 08/15/18	300,000	395,094
CNA Financial Corp. 5.850%, 12/15/14	5,000,000	5,430,940
Pacific LifeCorp 6.000%, 02/10/20 (144A)	2,600,000	2,906,543
Principal Life Income Funding Trusts 5.300%, 04/24/13	3,400,000	3,448,909
Prudential Holdings LLC 8.695%, 12/18/23 (144A) (k)	150,000	196,746

		137,951,961

IT Services—0.5%
Hewlett-Packard Co. 0.592%, 05/24/13 (b)	38,300,000	38,192,836
International Business Machines Corp. 5.700%, 09/14/17	10,800,000	13,056,466

		51,249,302

Machinery-Construction & Mining—0.2%
Caterpillar, Inc. 0.482%, 05/21/13 (b)	15,000,000	15,017,070

Media—0.1%
COX Communications, Inc. 4.625%, 06/01/13	430,000	437,448
Historic TW, Inc. 9.150%, 02/01/23	155,000	229,310
Time Warner, Inc. 5.875%, 11/15/16	6,500,000	7,617,500

		8,284,258

Oil & Gas Services—0.1%
Cameron International Corp. 1.241%, 06/02/14 (b)	9,100,000	9,165,056

Pharmaceuticals—0.5%
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	49,400,000	50,233,823

Pipelines—0.2%
El Paso Corp. 7.750%, 01/15/32	2,715,000	$3,203,681
NGPL PipeCo LLC 7.119%, 12/15/17 (144A)	16,400,000	17,958,000
Spectra Energy Capital LLC 6.250%, 02/15/13	375,000	377,390

		21,539,071

Real Estate Investment Trusts—0.1%
HCP, Inc. 6.700%, 01/30/18	7,500,000	9,055,627

Retail—0.1%
CVS Pass-Through Trust 6.943%, 01/10/30	975,900	1,231,736
Limited Brands, Inc. 6.900%, 07/15/17	5,100,000	5,877,750

		7,109,486

Telecommunications—0.2%
AT&T, Inc. 6.300%, 01/15/38	6,400,000	8,235,033
CenturyLink, Inc. 6.000%, 04/01/17	5,000,000	5,542,640
Embarq Corp. 7.995%, 06/01/36	6,600,000	7,310,114

		21,087,787

Transportation—0.2%
Con-way, Inc. 7.250%, 01/15/18	10,000,000	11,596,140
CSX Corp. 6.250%, 03/15/18	8,100,000	9,885,434
Norfolk Southern Corp. 2.903%, 02/15/23 (144A) (k)	60,000	60,525
5.590%, 05/17/25	12,000	14,771

		21,556,870

Trucking & Leasing—0.1%
GATX Corp. 6.000%, 02/15/18	5,000,000	5,587,920
GATX Financial Corp. 5.800%, 03/01/16	5,000,000	5,531,895

		11,119,815

Total Domestic Bonds & Debt Securities (Cost $966,883,838)		1,102,715,421

Municipals—4.8%
American Municipal Power-Ohio, Inc., Combined Hydroelectric Projects Revenue, Build America Bonds, Taxable 8.084%, 02/15/50	6,900,000	10,141,827

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

Municipals—(Continued)

Security Description	Principal Amount*	Value
Bay Area Toll Bridge Authority, Build America Bonds 7.043%, 04/01/50	10,400,000	$15,170,896
Buckeye Tobacco Settlement Financing Authority 5.875%, 06/01/47	3,500,000	3,143,420
California Infrastructure & Economic Development Bank Revenue, Build America Bonds 6.486%, 05/15/49	2,500,000	2,949,725
California State General Obligation Unlimited, Build America Bonds 7.950%, 03/01/36	5,700,000	7,089,033
7.550%, 04/01/39	2,900,000	4,184,120
7.625%, 03/01/40	16,600,000	23,998,620
California State Public Works Board Lease Revenue Build America Bonds, Taxable, University Projects 7.804%, 03/01/35	3,100,000	3,619,281
California State University Revenue, Build America Bonds 6.484%, 11/01/41	4,400,000	5,215,672
Calleguas-Las Virgenes California Public Financing Water Revenue Authority, Build America Bonds 5.944%, 07/01/40	7,800,000	9,728,472
Chicago Transit Authority Transfer Tax Receipts Revenue 6.300%, 12/01/21	1,100,000	1,275,857
6.899%, 12/01/40	14,500,000	17,612,570
City of Seattle WA, Drain & Wastewater Revenue, Refunding 5.000%, 09/01/26	9,695,000	11,836,335
Clark County NV, Airport Revenue 6.820%, 07/01/45	4,800,000	6,876,048
Clark County NV, Refunding 4.750%, 06/01/30 (AGM)	5,500,000	5,948,580
District of Columbia, Income Tax Revenue 5.000%, 12/01/24	3,500,000	4,375,210
5.000%, 12/01/25	5,530,000	6,879,375
5.000%, 12/01/26	5,000,000	6,184,950
East Baton Rouge Sewer Commission, Build America Bonds 6.087%, 02/01/45	17,000,000	19,222,750
Illinois Finance Authority Peoples Gas Light & Coke 5.000%, 02/01/33 (AMBAC)	7,410,000	7,418,966
Irvine Ranch CA, Water District, Build America Bonds, Taxable 6.622%, 05/01/40	21,700,000	28,797,636
Kansas Development Finance Authority 5.000%, 11/15/29	6,300,000	7,423,101
Los Angeles CA, Wastewater System Revenue, Build America Bonds 5.713%, 06/01/39	2,300,000	2,705,490
Los Angeles Department of Water & Power Revenue, Build America Bonds 6.166%, 07/01/40	60,200,000	$70,648,312
5.000%, 07/01/44 (AMBAC)	2,900,000	3,279,958
6.603%, 07/01/50	3,200,000	4,644,224
Los Angeles, California Unified School District, Build America Bonds 4.500%, 07/01/25 (NATL-RE)	5,000,000	5,600,650
4.500%, 01/01/28 (NATL-RE)	3,700,000	4,082,062
6.758%, 07/01/34	1,100,000	1,469,369
Massachusetts School Building Authority, Sales Tax Revenue 5.000%, 08/15/26	7,000,000	8,642,060
Metropolitan Transportation Authority Build America Bonds, Metro Transit Authority 6.089%, 11/15/40	200,000	255,844
New Jersey Economic Development Authority, Build America Bonds 1.308%, 06/15/13 (b)	19,100,000	19,139,919
New York City Transitional Finance Authority, Future Tax Secured Revenue 5.000%, 02/01/31	1,100,000	1,306,305
New York State Dormitory Authority, State Personal Income Tax Revenue 5.000%, 03/15/31	1,500,000	1,784,640
New York State Dormitory Authority, Taxable, General Purpose Bonds 5.000%, 12/15/30	1,700,000	2,055,572
New York State Thruway Authority 5.000%, 03/15/30	400,000	475,996
Newport Beach CA, Certificates of Participation, Build America Bonds 7.168%, 07/01/40	31,650,000	38,867,783
Palomar Community College District 4.750%, 05/01/32 (AGM)	300,000	333,483
Pennsylvania Economic Development Financing Authority, Build America Bonds 6.532%, 06/15/39	1,000,000	1,200,000
Port Authority of New York & New Jersey, One Hundred Sixtieth 5.647%, 11/01/40 (GO OF AUTH)	3,000,000	3,675,180
Public Power Generation Agency, Build America Bonds, Whelan Energy Centre Unit 7.242%, 01/01/41	1,800,000	2,149,812
San Antonio TX, Electric & Gas Revenue 5.000%, 02/01/23	22,400,000	28,340,480
State of California General Obligation Unlimited, Build America Bonds 7.700%, 11/01/30	100,000	124,034
7.500%, 04/01/34	2,900,000	4,036,075
5.650%, 04/01/39 (b)	2,700,000	2,733,237
7.600%, 11/01/40	1,900,000	2,777,553
6.548%, 05/15/48	3,400,000	4,531,418

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

Municipals—(Continued)

Security Description	Principal Amount*	Value
State of Georgia 6.655%, 04/01/57	1,300,000	$1,544,972
State of Texas Transportation Commission Mobility Funding 4.750%, 04/01/35	3,500,000	3,733,730
State of Texas Transportation Commission Revenue, Build America Bonds 5.178%, 04/01/30	2,300,000	2,815,775
State of Wisconsin, General Fund Annual Appropriation Revenue 5.050%, 05/01/18 (AGM)	2,900,000	3,352,516
Tobacco Settlement Financing Corp. 5.000%, 06/01/41	900,000	818,856
7.467%, 06/01/47	7,810,000	6,257,997
Tobacco Settlement Funding Corp. 5.875%, 05/15/39	2,000,000	2,048,740
University of California, Limited Project 5.000%, 05/15/28	15,600,000	18,880,992

Total Municipals (Cost $407,824,249)		463,405,478

Mortgage-Backed Securities—4.4%

Collateralized Mortgage Obligations—2.8%
Adjustable Rate Mortgage Trust 3.001%, 11/25/35 (b)	934,732	760,620
American Home Mortgage Assets 1.085%, 11/25/46 (b)	4,979,308	2,716,431
American Home Mortgage Investment Trust 2.526%, 02/25/45 (b)	2,402,456	2,339,338
Arran Residential Mortgages Funding plc 1.391%, 05/16/47 (144A) (EUR) (b)	191,002	252,334
1.591%, 05/16/47 (144A) (EUR) (b)	13,300,000	17,872,465
Banc of America Funding Corp. 2.619%, 05/25/35 (b)	3,452,481	3,593,907
2.687%, 02/20/36 (b)	8,401,438	8,365,765
5.621%, 01/20/47 (b)	466,923	341,320
BCAP LLC Trust 5.250%, 02/26/36 (144A)	11,345,162	11,369,934
0.380%, 01/25/37 (b)	3,030,215	1,981,575
5.250%, 08/26/37 (144A)	22,272,921	22,128,147
Bear Stearns Adjustable Rate Mortgage Trust 2.959%, 02/25/33 (b)	30,722	27,873
2.240%, 08/25/35 (b)	46,045	46,487
2.320%, 08/25/35 (b)	1,415,292	1,437,620
Bear Stearns ALT-A Trust 1.050%, 11/25/34 (b)	1,125,892	1,113,921
2.960%, 05/25/35 (b)	2,666,970	2,448,237
3.001%, 09/25/35 (b)	2,050,584	1,619,951
2.924%, 11/25/36 (b)	6,200,973	4,156,813
2.964%, 11/25/36 (b)	3,543,715	2,295,360

Collateralized Mortgage Obligations—(Continued)
Bear Stearns Structured Products, Inc. 2.797%, 01/26/36 (b)	2,125,854	$1,405,499
2.829%, 12/26/46 (b)	1,422,523	790,303
CC Mortgage Funding Corp. 0.460%, 08/25/35 (144A) (b)	92,161	73,194
0.340%, 05/25/48 (144A) (b)	3,505,251	2,359,213
Chase Mortgage Finance Corp. 5.194%, 12/25/35 (b)	12,945,390	12,773,145
5.770%, 09/25/36 (b)	7,651,410	7,237,052
Citigroup Mortgage Loan Trust, Inc. 2.270%, 09/25/35 (b)	5,289,442	5,255,749
2.340%, 09/25/35 (b)	1,704,270	1,681,327
2.570%, 10/25/35 (b)	8,547,354	8,251,573
Countrywide Alternative Loan Trust 4.790%, 05/25/35 (b) (h)	6,147,410	1,063,176
0.421%, 03/20/46 (b)	297,850	197,757
Countrywide Home Loan Mortgage Pass-Through Trust 0.530%, 03/25/35 (b)	1,335,866	1,020,189
0.500%, 04/25/35 (b)	154,167	120,073
0.550%, 06/25/35 (144A) (b)	5,124,690	4,402,678
2.857%, 09/20/36 (b)	6,604,585	4,018,025
Credit Suisse First Boston Mortgage Securities Corp. 0.839%, 03/25/32 (144A) (b)	116,683	105,361
6.500%, 04/25/33	104,209	110,527
6.000%, 11/25/35	3,550,776	2,770,513
Downey Savings & Loan Association Mortgage Loan Trust 2.461%, 07/19/44 (b)	1,046,859	1,003,793
First Horizon Alternative Mortgage Securities 4.490%, 01/25/36 (b) (i)	71,117,704	10,064,257
First Horizon Mortgage Pass-Through Trust 2.613%, 08/25/35 (b)	403,697	394,411
Granite Mortgages plc 0.585%, 01/20/44 (EUR) (b)	472,846	617,611
0.909%, 01/20/44 (GBP) (b)	760,605	1,223,703
0.464%, 09/20/44 (EUR) (b)	469,152	610,061
0.898%, 09/20/44 (GBP) (b)	3,936,776	6,307,803
Greenpoint Mortgage Funding Trust 0.430%, 06/25/45 (b)	107,418	86,161
0.290%, 01/25/47 (b)	2	2
GSR Mortgage Loan Trust 6.000%, 03/25/32	339	355
2.660%, 09/25/35 (b)	129,541	130,495
2.960%, 04/25/36 (b)	4,492,685	4,222,702
Harborview Mortgage Loan Trust 0.430%, 05/19/35 (b)	1,646,942	1,301,071
0.400%, 01/19/38 (b)	247,310	191,875
Holmes Master Issuer plc 1.560%, 10/15/54 (144A) (EUR) (b)	7,600,000	10,140,509
Indymac ARM Trust 1.786%, 01/25/32 (b)	623	580
1.820%, 01/25/32 (b)	36,220	33,569

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Indymac Index Mortgage Loan Trust 2.651%, 12/25/34 (b)	270,806	$240,247
JPMorgan Mortgage Trust 4.963%, 02/25/35 (b)	583,521	594,069
3.031%, 07/25/35 (b)	5,886,696	6,067,082
5.279%, 07/25/35 (b)	9,715,255	9,771,113
5.750%, 01/25/36	928,282	902,736
MASTR Alternative Loans Trust 0.610%, 03/25/36 (b)	887,278	167,754
Merrill Lynch Mortgage Investors, Inc. 0.590%, 08/25/35 (b)	8,700,000	7,121,063
0.420%, 02/25/36 (b)	1,713,845	1,496,315
MLCC Mortgage Investors, Inc. 1.214%, 10/25/35 (b)	330,373	325,770
2.420%, 10/25/35 (b)	995,360	989,239
0.460%, 11/25/35 (b)	198,318	186,032
2.477%, 11/25/35 (b)	3,602,588	3,481,562
Morgan Stanley Mortgage Loan Trust 5.500%, 08/25/35	6,628,839	6,922,851
Nomura Asset Acceptance Corp. 4.976%, 05/25/35	5,732,232	5,286,695
RBSSP Resecuritization Trust 0.448%, 06/27/36 (144A) (b)	8,300,000	4,735,839
Residential Accredit Loans, Inc. 0.610%, 03/25/33 (b)	593,841	573,661
6.000%, 06/25/36	2,952,103	2,281,869
0.390%, 06/25/46 (b)	2,214,511	1,015,015
Residential Asset Securitization Trust 0.610%, 05/25/33 (b)	344,983	326,928
0.610%, 01/25/46 (b)	2,085,735	939,937
Residential Funding Mortgage Securities I 0.560%, 06/25/18 (b)	14,485	14,147
Sequoia Mortgage Trust 0.561%, 07/20/33 (b)	660,010	653,585
Structured Adjustable Rate Mortgage Loan Trust 2.781%, 01/25/35 (b)	3,873,647	3,559,943
2.770%, 04/25/35 (b)	12,782,223	11,530,875
2.797%, 08/25/35 (b)	287,763	262,371
Structured Asset Mortgage Investments, Inc. 0.460%, 07/19/35 (b)	1,222,108	1,212,313
0.460%, 07/19/35 (b)	231,199	201,280
0.460%, 07/19/35 (b)	449,141	440,991
0.440%, 05/25/45 (b)	1,644,636	1,189,559
Structured Asset Securities Corp. 2.859%, 10/28/35 (144A) (b)	71,556	66,213
WaMu Mortgage Pass-Through Certificates 2.261%, 02/27/34 (b)	390,405	397,662
1.565%, 06/25/42 (b)	261,542	252,753
1.565%, 08/25/42 (b)	134,718	129,391
Wells Fargo Mortgage Backed Securities Trust 2.490%, 09/25/33 (b)	1,516,187	1,552,479
2.627%, 03/25/36 (b)	8,220,170	8,090,221
2.627%, 03/25/36 (b)	17,467,860	16,669,623

Collateralized Mortgage Obligations—(Continued)
Wells Fargo Mortgage Backed Securities Trust 2.723%, 04/25/36 (b)	2,600,333	$2,418,595
5.573%, 04/25/36 (b)	1,381,706	568,984

		277,469,172

Commercial Mortgage-Backed Securities—1.6%
Banc of America Large Loan, Inc. 2.509%, 11/15/15 (144A) (b)	6,591,472	6,596,202
Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.451%, 01/15/49	8,400,000	9,745,310
Bear Stearns Commercial Mortgage Securities, Inc. 5.331%, 02/11/44	400,000	455,069
5.471%, 01/12/45 (b)	1,100,000	1,284,962
5.700%, 06/11/50	6,400,000	7,657,891
Commercial Mortgage Pass-Through Certificates 5.383%, 02/15/40	900,000	1,002,495
Credit Suisse Mortgage Capital Certificates 5.676%, 03/15/39 (b)	400,000	452,486
5.467%, 09/15/39	22,300,000	25,396,634
European Loan Conduit 0.342%, 05/15/19 (EUR) (b)	590,012	732,060
Greenwich Capital Commercial Funding Corp. 5.444%, 03/10/39	9,800,000	11,326,987
4.799%, 08/10/42 (b)	100,000	107,161
GS Mortgage Securities Corp. II 1.103%, 03/06/20 (144A) (b)	3,519,640	3,523,143
JPMorgan Chase Commercial Mortgage Securities Corp. 4.070%, 11/15/43 (144A)	13,700,000	15,525,806
5.420%, 01/15/49	400,000	463,963
LB-UBS Commercial Mortgage Trust 5.866%, 09/15/45 (b)	15,200,000	18,200,670
Merrill Lynch Floating Trust 0.751%, 07/09/21 (144A) (b)	10,699,434	10,658,814
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.949%, 08/12/49 (b)	11,800,000	13,726,846
5.485%, 03/12/51 (b)	2,200,000	2,552,425
Morgan Stanley Capital I Trust 5.882%, 06/11/49 (b)	3,600,000	4,259,608
5.809%, 12/12/49	200,000	238,280
Morgan Stanley Re-REMIC Trust 5.789%, 08/12/45 (144A) (b)	900,000	1,056,463
Sovereign Commercial Mortgage Securities Trust 5.982%, 07/22/30 (144A) (b)	228,951	232,403

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Wachovia Bank Commercial Mortgage Trust 5.737%, 06/15/49 (b)	16,700,000	$19,585,793

		154,781,471

Total Mortgage-Backed Securities (Cost $410,809,686)		432,250,643

Asset-Backed Securities—1.8%

Asset-Backed - Home Equity—0.4%
Asset Backed Funding Certificates 0.910%, 06/25/34 (b)	3,617,802	3,331,918
Asset Backed Securities Corp. 0.290%, 05/25/37 (b)	124,116	101,668
Bear Stearns Asset Backed Securities Trust 1.010%, 10/27/32 (b)	19,042	17,355
0.460%, 04/25/37 (b)	15,761,000	5,885,922
1.210%, 10/25/37 (b)	6,447,922	5,194,059
Carrington Mortgage Loan Trust 0.530%, 10/25/35 (b)	470,367	468,029
Citigroup Mortgage Loan Trust, Inc. 0.270%, 07/25/45 (b)	874,987	628,586
Countrywide Asset-Backed Certificates 0.560%, 04/25/36 (b)	14,207,240	12,796,163
First Franklin Mortgage Loan Trust 0.570%, 10/25/35 (b)	13,551,000	10,967,658
Merrill Lynch Mortgage Investors, Inc. 0.710%, 06/25/36 (b)	3,500,000	2,913,496
Morgan Stanley ABS Capital I 0.270%, 05/25/37 (b)	358,894	225,410
Option One Mortgage Loan Trust 0.850%, 08/25/33 (b)	25,952	22,920
0.270%, 07/25/37 (b)	98,542	98,350
Renaissance Home Equity Loan Trust 0.650%, 08/25/33 (b)	229,711	207,366
Soundview Home Loan Trust 0.290%, 06/25/37 (b)	43,036	40,373

		42,899,273

Asset-Backed - Other—1.3%
Babson CLO, Ltd. 0.678%, 06/15/16 (144A) (b)	332,363	331,839
Blackrock Senior Income Series Corp. 0.559%, 04/20/19 (144A) (b)	7,870,863	7,632,402
Conseco Financial Corp. 6.220%, 03/01/30	86,489	94,829
Galaxy CLO, Ltd. 0.555%, 04/25/19 (144A) (b)	14,400,681	13,945,620
Hillmark Funding 0.562%, 05/21/21 (144A) (b)	29,600,000	28,552,101
Hudson Straits CLO, Ltd. 0.720%, 10/15/16 (144A) (b)	104,666	104,651
Lehman XS Trust 0.610%, 10/25/35 (b)	10,102,168	9,026,722

Asset-Backed - Other—(Continued)
Mid-State Trust 7.791%, 03/15/38	166,043	$173,749
Mountain View Funding CLO 0.600%, 04/15/19 (144A) (b)	4,926,511	4,840,693
MSIM Peconic Bay, Ltd. 0.599%, 07/20/19 (144A) (b)	8,487,394	8,359,735
Octagon Investment Partners V, Ltd. 0.612%, 11/28/18 (144A) (b)	9,782,607	9,603,330
Octagon Investment Partners VII, Ltd. 0.671%, 12/02/16 (144A) (b)	1,042,385	1,038,135
Pacifica CDO, Ltd. 0.700%, 05/13/16 (144A) (b)	1,367,443	1,359,432
0.574%, 01/26/20 (144A) (b)	10,984,368	10,838,264
Penta CLO S.A. 0.564%, 06/04/24 (EUR) (b)	2,808,091	3,484,413
Popular ABS Mortgage Pass-Through Trust 0.300%, 06/25/47 (b)	1,159,257	1,008,400
Small Business Administration Participation Certificates 5.500%, 10/01/18	29,677	32,193
6.220%, 12/01/28	7,229,677	8,513,945
Tobacco Settlement Financing Corp. 6.250%, 06/01/42	1,300,000	1,317,303
United States Small Business Administration 5.471%, 03/10/18	2,501,841	2,763,022
Wood Street CLO B.V. 0.602%, 11/22/21 (EUR) (b)	8,693,049	11,224,692

		124,245,470

Asset-Backed—Student Loan—0.1%
SLM Student Loan Trust 0.765%, 01/25/17 (b)	1,844,790	1,851,168
0.445%, 01/25/19 (b)	4,734,167	4,732,943
2.859%, 12/16/19 (144A) (b)	2,200,000	2,258,130

		8,842,241

Total Asset-Backed Securities (Cost $170,996,214)		175,986,984

Convertible Preferred Stock—0.7%

Commercial Banks—0.7%
Wells Fargo & Co., Series L
7.500%, 12/31/49 (Cost $40,014,654)	53,950	66,088,750

Preferred Stock—0.3%

Diversified Financial Services—0.3%
GMAC Capital Trust I, Series 2, 8.125% (b) (Cost $28,270,000)	1,130,800	30,135,819

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loan (b)—0.2%

Security Description	Principal Amount*	Value

Diversified Financial Services—0.2%
Springleaf Finance Corp. Term Loan
4.250%, 05/10/17 (Cost $23,214,799)	23,300,000	$23,212,625

Short-Term Investments—2.9%

Foreign Government—1.6%
Japan Treasury Bills 0.095%, 02/12/13 (JPY) (j)	13,130,000,000	151,541,130

Commercial Paper—0.4%
Electricite de France S.A. 0.796%, 01/10/14 (j)	5,100,000	5,057,613
Itau Unibanco S.A. New York 1.470%, 10/31/13 (j)	8,900,000	8,789,298
1.438%, 11/08/13 (j)	30,000,000	29,616,995

		43,463,906

Repurchase Agreements—0.9%
Credit Suisse First Boston, Inc. Repurchase Agreement dated 12/31/12 at 0.230% to be repurchased at $76,300,975 on 01/02/13 collateralized by $74,191,000 U.S. Treasury Note at 2.125% due 12/31/15 with a value of $78,097,620.	76,300,000	76,300,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $15,733,009 on 01/02/13 collateralized by $15,800,000 U.S. Treasury Note at 1.250% due 04/15/14 with a value of $16,051,615.	15,733,000	15,733,000

		92,033,000

Total Short-Term Investments (Cost $299,315,671)		287,038,036

Total Investments—116.2% (Cost $10,926,804,534) (l)		11,334,672,366
Other assets and liabilities (net)—(16.2)%		(1,576,411,541)

Net Assets—100.0%		$9,758,260,825

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2012, the market value of securities pledged was $15,890,799.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2012, the market value of securities pledged was $58,576,158.
(e)	All or a portion of this security has been transferred in a secured-borrowing transaction. (see Note 2 of the Notes to Financial Statements)
(f)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2012, the market value of securities pledged was $1,662,053.
(g)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2012, the value of securities pledged amounted to $64,398,157.
(h)	Security is in default and/or issuer is in bankruptcy.
(i)	Interest only security.
(j)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(k)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $200,852,562, which is 2.1% of net assets. See details shown in the Restricted Securities table that follows.
(l)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $10,942,701,096. The aggregate unrealized appreciation and depreciation of investments were $462,615,162 and $(70,643,892), respectively, resulting in net unrealized appreciation of $391,971,270 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $829,829,130, which is 8.5% of net assets.
(AGM)—	Assured Guaranty Municipal Corporation
(AMBAC)—	American Municipal Bond Assurance Corporation
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligations
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(GO OF AUTH)—	General Obligation of Authority
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso

(NATL-RE)— National Reinsurance

(REMIC)— Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

Restricted Securities	Acquisition Date	Par Amount	Cost	Value
ABN Amro N.A. Holding Preferred Capital Repackage Trust I	09/17/02	$345,000	$355,485	$345,431
Australia & New Zealand Banking Group, Ltd.	01/05/11	17,100,000	17,097,253	17,345,334
Banque PSA Finance S.A.	03/28/11	14,900,000	14,900,000	14,718,652
Barclays Bank plc	06/12/09	18,080,000	18,277,072	24,713,462
Dai-ichi Life Insurance Co., Ltd. (The)	03/08/11	7,400,000	7,400,000	8,448,743
Enel Finance International N.V.	09/13/07	9,350,000	9,340,328	10,404,998
BPCE S.A.	10/21/10	2,400,000	2,416,896	2,425,656
HBOS Capital Funding No.2 L.P.	09/21/04	45,000	47,801	39,600
HSBC Bank plc	01/12/11	6,000,000	5,998,075	6,063,678
ING Bank N.V.	10/13/10	3,300,000	3,298,346	3,314,220
Intesa Sanpaolo S.p.A.	02/14/11	14,100,000	14,100,000	14,088,170
Kraft Foods Group, Inc.	07/18/12	12,700,000	15,751,175	15,578,150
LBG Capital No.1 plc	12/10/09	285,000	243,352	306,602
Nationwide Building Society	02/18/10	10,800,000	10,780,339	12,774,078
Nordea Bank AB	01/11/11	2,700,000	2,698,601	2,726,528
Norfolk Southern Corp.	09/17/98	60,000	60,138	60,525
Prudential Holdings LLC	07/30/02	150,000	164,120	196,746
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	06/04/09	277,000	298,972	376,929
Royal Bank of Scotland Group plc	11/05/07	2,000,000	1,990,620	1,910,000
Resona Bank, Ltd.	02/10/10	4,400,000	4,030,432	4,739,178
Santander US Debt S.A. Unipersonal	09/27/10	24,300,000	24,300,000	24,345,635
Scotland International Finance No. 2 B.V.	03/16/10	19,800,000	19,724,737	19,948,460
SteelRiver Transmission Co. LLC	11/17/10	7,864,588	7,864,588	8,205,085
Sumitomo Mitsui Banking Corp.	01/06/11	7,400,000	7,396,902	7,476,235
Woori Bank Co., Ltd.	02/06/04	304,873	304,873	300,467

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$6,875,490,400	$—	$6,875,490,400
Total Foreign Bonds & Debt Securities*	—	1,878,348,210	—	1,878,348,210
Total Domestic Bonds & Debt Securities*	—	1,102,715,421	—	1,102,715,421
Total Municipals	—	463,405,478	—	463,405,478
Total Mortgage-Backed Securities*	—	432,250,643	—	432,250,643
Total Asset-Backed Securities*	—	175,986,984	—	175,986,984

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2012

Description	Level 1	Level 2	Level 3	Total
Total Convertible Preferred Stock*	$66,088,750	$—	$—	$66,088,750
Total Preferred Stock*	30,135,819	—	—	30,135,819
Total Floating Rate Loan*	—	23,212,625	—	23,212,625
Short-Term Investments
Foreign Government	—	151,541,130	—	151,541,130
Commercial Paper	—	43,463,906	—	43,463,906
Repurchase Agreements	—	92,033,000	—	92,033,000
Total Short-Term Investments	—	287,038,036	—	287,038,036
Total Investments	$96,224,569	$11,238,447,797	$—	$11,334,672,366

Secured Borrowings (Liability)	$—	$68,412,086	$—	$68,412,086
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$17,610,395	$—	$17,610,395
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(22,852,142)	—	(22,852,142)
Total Forward Contracts	$—	$(5,241,747)	$—	$(5,241,747)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,085,464	$—	$—	$2,085,464
Futures Contracts (Unrealized Depreciation)	(3,278,924)	—	—	(3,278,924)
Total Futures Contracts	$(1,193,460)	$—	$—	$(1,193,460)
Written Options
Inflation Floor at Value	$—	$(177,564)	$—	$(177,564)
Interest Rate Swaps at Value	—	(427,942)	—	(427,942)
Total Written Options	$—	$(605,506)	$—	$(605,506)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$3,596,246	$—	$3,596,246
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(13,511,580)	—	(13,511,580)
Total Centrally Cleared Swap Contracts	$—	$(9,915,334)	$—	$(9,915,334)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$20,389,331	$—	$20,389,331
OTC Swap Contracts at Value (Liabilities)	—	(1,969,707)	—	(1,969,707)
Total OTC Swap Contracts	$—	$18,419,624	$—	$18,419,624
Reverse Repurchase Agreements (Liability)	$—	$(64,395,375)	$—	$(64,395,375)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $22,007,064 were due to increased trading activity.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2011	Realized Gain	Change in Unrealized Depreciation	Sales	Balance as of December 31, 2012	Change in Unrealized Appreciation/(Depreciation) from investments still held at December 31, 2012
Mortgage-Backed Securities	$1,687	$18	$(10)	$(1,695)	$—	$—

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$11,334,672,366
Cash		2,079,269
Cash denominated in foreign currencies (b)		645,621
Cash collateral (c)		58,000
Receivable for investments sold		82,512,337
Receivable for TBA securities sold		162,389,141
Receivable for swap cash collateral		700,000
Receivable for fund shares sold		2,154,619
Interest receivable		66,610,595
Swap interest receivable		745,501
Swaps at market value (d)		20,389,331
Unrealized appreciation on forward foreign currency exchange contracts		17,610,395
Variation margin receivable on swap contracts		7,820,490
Miscellaneous assets		402,855

Total Assets		11,698,790,520

Liabilities
Payables for:
Reverse repurchase agreements	$64,395,375
Investments purchased	50,215,616
TBA securities purchased	1,687,931,719
Secured borrowings	68,412,086
Fund shares redeemed	5,144,503
Cash collateral (e)	31,232,000
Options written at value (f)	605,506
Interest on reverse repurchase agreements	2,618
Swaps at market value (g)	1,969,707
Unrealized depreciation on forward foreign currency exchange contracts	22,852,142
Variation margin payable on swap contracts	388,637
Net variation margin on futures contracts	1,414,179
Swap interest	215,934
Accrued Expenses:
Management fees	3,952,715
Distribution and service fees—Class B	984,389
Distribution and service fees—Class E	10,053
Administration fees	48,885
Custodian and accounting fees	216,409
Deferred trustees’ fees	35,625
Other expenses	501,597

Total Liabilities		1,940,529,695

Net Assets		$9,758,260,825

Net assets represented by
Paid in surplus		$8,816,541,030
Accumulated net realized gain		155,940,757
Unrealized appreciation on investments, written options contracts, futures contracts, swap contracts and foreign currency transactions		406,839,969
Undistributed net investment income		378,939,069

Net Assets		$9,758,260,825

Net Assets
Class A		$5,052,827,191
Class B		4,626,913,900
Class E		78,519,734
Capital Shares Outstanding*
Class A		393,005,374
Class B		365,530,169
Class E		6,156,476
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$12.86
Class B		12.66
Class E		12.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $10,926,804,534.
(b)	Identified cost of cash denominated in foreign currencies was $645,435.
(c)	Includes collateral of $58,000 for centrally cleared swaps.
(d)	Net premium paid on swaps was $10,231,611.
(e)	Includes collateral of $25,555,000 for swaps, $5,250,000 for TBAs, $305,000 for reverse repurchase agreements and $122,000 for forward foreign currency exchange contracts.
(f)	Premiums received on written options were $5,204,166.
(g)	Net premium received on swaps was $3,298,962.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends		$6,343,192
Interest		236,451,060

Total investment income		242,794,252
Expenses
Management fees	$46,682,666
Administration fees	266,533
Custodian and accounting fees	1,812,504
Distribution and service fees—Class B	11,423,293
Distribution and service fees—Class E	124,136
Interest expense	164,192
Audit and tax services	106,489
Legal	28,321
Trustees’ fees and expenses	28,816
Shareholder reporting	883,122
Insurance	8,872
Miscellaneous	40,280

Total expenses	61,569,224

Net Investment Income		181,225,028

Net Realized and Unrealized Gain
Net realized gain on:
Investments		209,112,102
Futures contracts		87,256,407
Written options contracts		37,071,963
Swap contracts		60,437,369
Foreign currency transactions		46,544,256

Net realized gain		440,422,097

Net change in unrealized appreciation (depreciation) on:
Investments		325,078,827
Futures contracts		(27,362,339)
Written options contracts		(18,231,621)
Swap contracts		1,364,427
Foreign currency transactions		(28,490,228)

Net change in unrealized appreciation		252,359,066

Net realized and unrealized gain		692,781,163

Net Increase in Net Assets From Operations		$874,006,191

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$181,225,028	$230,917,246
Net realized gain	440,422,097	74,790,665
Net change in unrealized appreciation	252,359,066	23,348,932

Net increase in net assets resulting from operations	874,006,191	329,056,843

Distributions to Shareholders
From net investment income
Class A	(181,917,260)	(168,583,952)
Class B	(143,267,330)	(114,599,829)
Class E	(2,677,004)	(2,895,746)
From net realized capital gains
Class A	—	(181,361,626)
Class B	—	(132,645,160)
Class E	—	(3,288,406)

Net decrease in net assets resulting from distributions	(327,861,594)	(603,374,719)

Net increase (decrease) in net assets from capital share transactions	(556,620,100)	422,062,751

Net Increase (Decrease) in Net Assets	(10,475,503)	147,744,875

Net Assets
Net assets at beginning of period	9,768,736,328	9,620,991,453

Net assets at end of period	$9,758,260,825	$9,768,736,328

Undistributed net investment income at end of period	$378,939,069	$328,742,442

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	29,908,082	$373,559,955	78,747,781	$964,499,771
Reinvestments	14,935,736	181,917,260	29,210,816	349,945,578
Redemptions	(84,086,810)	(1,035,999,462)	(120,364,303)	(1,450,852,861)

Net decrease	(39,242,992)	$(480,522,247)	(12,405,706)	$(136,407,512)

Class B
Sales	38,290,404	$471,586,019	82,955,273	$1,003,727,570
Reinvestments	11,929,003	143,267,330	20,917,512	247,244,989
Redemptions	(55,470,011)	(681,527,729)	(54,979,342)	(660,044,100)

Net increase (decrease)	(5,250,604)	$(66,674,380)	48,893,443	$590,928,459

Class E
Sales	471,578	$5,845,704	592,291	$7,234,161
Reinvestments	221,423	2,677,004	519,677	6,184,152
Redemptions	(1,443,798)	(17,946,181)	(3,778,746)	(45,876,509)

Net decrease	(750,797)	$(9,423,473)	(2,666,778)	$(32,458,196)

Increase (decrease) derived from capital shares transactions		$(556,620,100)		$422,062,751

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.14	$12.47	$12.02	$11.60	$12.29

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.30	0.28	0.45	0.59
Net realized and unrealized gain (loss) on investments	0.89	0.12	0.71	1.47	(0.51)

Total from investment operations	1.14	0.42	0.99	1.92	0.08

Less Distributions
Distributions from net investment income	(0.42)	(0.36)	(0.47)	(0.96)	(0.48)
Distributions from net realized capital gains	0.00	(0.39)	(0.07)	(0.54)	(0.29)

Total distributions	(0.42)	(0.75)	(0.54)	(1.50)	(0.77)

Net Asset Value, End of Period	$12.86	$12.14	$12.47	$12.02	$11.60

Total Return (%) (b)	9.56	3.42	8.41	18.39	0.64

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.51	0.51	0.51	0.52	0.52
Ratio of expenses to average net assets excluding interest expense (%)	0.51	0.51	0.51	0.52	0.52
Ratio of net investment income to average net assets (%)	1.97	2.47	2.31	3.93	5.00
Portfolio turnover rate (%)	424 (c)	516	714	633	800
Net assets, end of period (in millions)	$5,052.8	$5,249.4	$5,543.8	$4,095.7	$2,696.4

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.96	$12.30	$11.87	$11.47	$12.17

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.27	0.25	0.42	0.55
Net realized and unrealized gain (loss) on investments	0.88	0.11	0.70	1.45	(0.50)

Total from investment operations	1.09	0.38	0.95	1.87	0.05

Less Distributions
Distributions from net investment income	(0.39)	(0.33)	(0.45)	(0.93)	(0.46)
Distributions from net realized capital gains	0.00	(0.39)	(0.07)	(0.54)	(0.29)

Total distributions	(0.39)	(0.72)	(0.52)	(1.47)	(0.75)

Net Asset Value, End of Period	$12.66	$11.96	$12.30	$11.87	$11.47

Total Return (%) (b)	9.27	3.17	8.17	18.03	0.41

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	0.76	0.76	0.77	0.78
Ratio of expenses to average net assets excluding interest expense (%)	0.76	0.76	0.76	0.77	0.78
Ratio of net investment income to average net assets (%)	1.72	2.23	2.06	3.64	4.77
Portfolio turnover rate (%)	424 (c)	516	714	633	800
Net assets, end of period (in millions)	$4,626.9	$4,436.1	$3,958.7	$2,849.6	$1,353.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.05	$12.37	$11.93	$11.52	$12.21

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.28	0.27	0.44	0.57
Net realized and unrealized gain (loss) on investments	0.86	0.13	0.69	1.44	(0.51)

Total from investment operations	1.09	0.41	0.96	1.88	0.06

Less Distributions
Distributions from net investment income	(0.39)	(0.34)	(0.45)	(0.93)	(0.46)
Distributions from net realized capital gains	0.00	(0.39)	(0.07)	(0.54)	(0.29)

Total distributions	(0.39)	(0.73)	(0.52)	(1.47)	(0.75)

Net Asset Value, End of Period	$12.75	$12.05	$12.37	$11.93	$11.52

Total Return (%) (b)	9.27	3.37	8.24	18.21	0.47

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	0.66	0.66	0.67	0.67
Ratio of expenses to average net assets excluding interest expense (%)	0.66	0.66	0.66	0.67	0.67
Ratio of net investment income to average net assets (%)	1.82	2.31	2.17	3.82	4.88
Portfolio turnover rate (%)	424 (c)	516	714	633	800
Net assets, end of period (in millions)	$78.5	$83.2	$118.5	$110.9	$88.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 183%.

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-28

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MIST-29

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, paydown transactions, treasury rolls and foreign currency tax expense reclass. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve transfers by the Portfolio of securities concurrently with an agreement by the Portfolio to reacquire the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse

MIST-30

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed upon reacquisition price of the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as liabilities on the Statement of Assets and Liabilities. For the year ended December 31, 2012, the Portfolio had an outstanding reverse repurchase agreement balance for 95 days. The average amount of borrowings was $84,065,998 and the weighted average interest rate was 0.18%.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the period ended December 31, 2012, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and sovereign debt securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The agreed upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2012, the Portfolio’s average amount of borrowings was $110,087,797 and the weighted average interest rate was 0.070%. At December 31, 2012, the amount of the Portfolio’s outstanding borrowings was $68,412,086. For the year ended December 31, 2012, the Portfolio had an outstanding secured borrowing transaction balance for 366 days.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

MIST-31

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$46,682,666	0.500%	First $1.2 Billion
	0.475%	Over $1.2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that

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the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions, and excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$47,759,598,287	$1,557,288,447	$48,219,251,007	$2,038,836,350

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2012 were as follows:

Purchases	Sales
$32,196,515,689	$33,321,260,674

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate,

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currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio gives the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing

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exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event, the credit event is settled based on that entities weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/ selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012, for which the Portfolio is the seller of protection, are disclosed in Note 9 to the Notes to Financial Statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

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At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Swaps at market value	$799,393	Swaps at market value	$5,664
	Unrealized appreciation on centrally cleared swaps*	3,596,246	Unrealized depreciation on centrally cleared swaps*	8,102,845
	Unrealized appreciation on futures contracts**	2,085,464	Unrealized depreciation on futures contracts**	3,278,924
			Options written at value	605,506
Credit	Swaps at market value	19,589,938	Swaps at market value	1,964,043
	Unrealized appreciation on centrally cleared swaps*	—	Unrealized depreciation on centrally cleared swaps*	5,408,735
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	17,610,395	Unrealized depreciation on forward foreign currency exchange contracts	22,852,142

Total		$43,681,436		$42,217,859

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$54,019,249	$54,019,249
Future contracts	87,202,234	—	54,173	—	87,256,407
Swap contracts	52,638,901	7,798,468	—	—	60,437,369
Written options contracts	37,071,963	—	—	—	37,071,963

	$176,913,098	$7,798,468	$54,173	$54,019,249	$238,784,988

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(28,971,233)	$(28,971,233)
Future contracts	(27,362,339)	—	—	—	(27,362,339)
Swap contracts	(29,564,466)	30,928,893	—	—	1,364,427
Written options contracts	(18,231,621)	—	—	—	(18,231,621)

	$(75,158,426)	$30,928,893	$—	$(28,971,233)	$(73,200,766)

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Forward Foreign currency transactions	$2,687,244,173
Futures contracts long	2,650,406,485
Futures contracts short	(21,268,659)
Swap contracts	2,642,959,967
Written options contracts	(2,672,066,590)

(a)	Averages are based on activity levels during 2012.

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6. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
02/04/13	Barclays Bank plc	410,660	BRL	$200,000	$(277)
02/04/13	Barclays Bank plc	2,877,420	BRL	1,400,000	(579)
02/04/13	Morgan Stanley & Co., Inc.	410,560	BRL	200,000	(326)
02/04/13	Morgan Stanley & Co., Inc.	410,760	BRL	200,000	(229)
02/04/13	UBS AG	615,810	BRL	300,000	(503)
02/04/13	UBS AG	2,672,150	BRL	1,300,000	(411)
02/01/13	Citibank N.A.	100,000,000	CNY	15,745,552	274,184
02/14/13	Deutsche Bank AG	1,007,000	DKK	178,597	(319)
02/14/13	UBS AG	219,000	DKK	38,735	37
03/18/13	Barclays Bank plc	16,815,000	EUR	22,182,264	27,371
03/18/13	UBS AG	2,829,000	EUR	3,700,488	36,120
04/03/13	Deutsche Bank AG	6,721,212	MXN	512,483	3,133
04/03/13	Deutsche Bank AG	20,774,720	MXN	1,600,000	(6,272)
04/03/13	Deutsche Bank AG	540,786,457	MXN	41,634,187	(147,880)
04/03/13	JPMorgan Chase Bank N.A.	5,379,064	MXN	411,086	1,568
04/03/13	Morgan Stanley & Co., Inc.	20,977,137	MXN	1,578,724	30,532
04/03/13	Morgan Stanley & Co., Inc.	24,462,500	MXN	1,900,000	(23,365)
04/03/13	UBS AG	20,774,400	MXN	1,600,000	(6,297)
01/25/13	Deutsche Bank AG	36,988	SGD	30,147	131

Net Unrealized Appreciation					$186,618

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
02/04/13	UBS AG	264,967,434	BRL	$128,575,036	$(290,773)
03/21/13	Barclays Bank plc	6,060,000	CAD	6,132,052	49,808
03/21/13	Citibank N.A.	260,330,000	CAD	263,482,569	2,196,985
02/01/13	Barclays Bank plc	15,447,200	CNY	2,447,663	(26,938)
02/01/13	Credit Suisse International	22,032,500	CNY	3,500,000	(29,548)
02/01/13	UBS AG	34,098,300	CNY	5,400,000	(62,458)
02/01/13	UBS AG	28,422,000	CNY	4,500,000	(53,129)
02/14/13	Citibank N.A.	149,555,000	DKK	25,669,390	(807,701)
01/31/13	UBS AG	32,800,000	EUR	40,267,576	(3,037,142)
03/18/13	Barclays Bank plc	1,244,000	EUR	1,640,662	(2,442)
03/18/13	Barclays Bank plc	694,000	EUR	914,515	(2,136)
03/18/13	Citibank N.A.	8,542,000	EUR	11,252,794	(29,674)
03/18/13	Credit Suisse International	109,000	EUR	143,596	(374)
03/18/13	Westpac Banking Corp.	360,906,000	EUR	467,461,331	(9,231,529)
06/21/13	BNP Paribas S.A.	3,834,679	EUR	5,047,780	(21,744)
08/01/13	Deutsche Bank AG	112,400,000	EUR	141,565,552	(7,094,243)
09/04/13	UBS AG	21,100,000	EUR	26,636,007	(1,281,296)
09/20/13	UBS AG	2,914,968	EUR	3,828,738	(28,726)
04/01/14	BNP Paribas S.A.	200,000	EUR	252,678	(12,641)
04/01/14	Citibank N.A.	1,000,000	EUR	1,267,350	(59,245)
06/02/14	BNP Paribas S.A.	300,000	EUR	379,359	(18,962)
06/02/14	Credit Suisse International	1,600,000	EUR	2,028,800	(95,577)
07/01/14	BNP Paribas S.A.	200,000	EUR	253,000	(12,654)
08/01/14	BNP Paribas S.A.	200,000	EUR	253,120	(12,648)
03/12/13	Deutsche Bank AG	27,586,000	GBP	44,369,874	(432,804)
03/12/13	UBS AG	1,200,000	GBP	1,927,632	(21,300)
01/17/13	Barclays Bank plc	218,721,000	JPY	2,578,129	53,294
01/17/13	Barclays Bank plc	135,500,000	JPY	1,582,430	18,268
01/17/13	Deutsche Bank AG	3,149,787,000	JPY	38,405,386	2,045,407
02/12/13	Citibank N.A.	6,130,000,000	JPY	76,798,084	6,020,579

MIST-38

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
02/12/13	UBS AG	7,000,000,000	JPY	$87,675,570	$6,852,971
01/25/13	Barclays Bank plc	2,987	SGD	2,452	7

Net Unrealized Depreciation					$(5,428,365)

(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(SGD)—	Singapore Dollar

7. Futures Contracts

The futures contracts outstanding as of December 31, 2012 were as follows:

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation/ (Depreciation)
3-Month Euribor	12/15/14	132	$43,268,887	$113,078
3-Month Euribor	03/16/15	41	13,462,150	5,110
3-Month Euribor	06/15/15	34	11,159,602	516
90 Day EuroDollar Futures	06/15/15	4,548	1,127,512,255	1,642,445
90 Day EuroDollar Futures	09/14/15	798	197,648,436	305,439
90 Day EuroDollar Futures	12/14/15	3,714	920,264,808	17,967
90 Day EuroDollar Futures	03/14/16	1,040	257,381,238	(7,238)
90 Day EuroDollar Futures	06/13/16	63	15,568,192	683
90 Day EuroDollar Futures	09/19/16	42	10,363,274	226
U.S. Treasury Note 10 Year Futures	03/19/13	8,471	1,127,839,476	(3,049,507)

Net Unrealized Depreciation				$(971,281)

Futures Contracts—Short	Expiration Date	Number of Contracts	Contract Amount	Unrealized Depreciation
German Euro Bund Futures	03/07/13	(189)	$(36,110,734)	$(222,179)

8. Options Written

Options written as of December 31, 2012 were as follows:

Inflation Floor

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	Deutsche Bank AG	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	3/10/2020	$(5,800,000)	$(43,500)	$(12,288)	$31,212
Floor - OTC CPURNSA Index	Citibank N.A.	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	3/12/2020	(16,200,000)	(137,080)	(30,897)	106,183
Floor - OTC CPURNSA Index	Citibank N.A.	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	4/7/2020	(38,800,000)	(346,040)	(75,296)	270,744
Floor - OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	9/29/2020	(17,500,000)	(225,750)	(16,287)	209,463
Floor - OTC CPURNSA Index	Deutsche Bank AG	218.011	Maximum of ((Final Reference Index/Initial Ref Index)-1) or 0	10/13/2020	(18,000,000)	(176,400)	(42,796)	133,604

Totals						$(928,770)	$(177,564)	$751,206

CPURNSA—Consumer Price All Urban Non-Seasonally Adjusted

MIST-39

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value	Unrealized Appreciation
Put - OTC - 5-Year Interest Rate Swap	Credit Suisse International	6-Month EUR-LIBOR	Pay	1.100%	01/21/13	$	(3,900,000)	$(25,555)	$(51)	$25,504
Put - OTC - 5-Year Interest Rate Swap	Citibank N.A.	6-Month EUR-LIBOR	Pay	1.100%	01/21/13		(13,800,000)	(87,691)	(182)	87,509
Put - OTC - 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	2.000%	03/18/13		(52,900,000)	(497,019)	(369)	496,650
Put - OTC - 5-Year Interest Rate Swap	Credit Suisse International	3-Month USD-LIBOR	Pay	1.400%	03/18/13		(3,900,000)	(75,270)	(1,217)	74,053
Put - OTC - 5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD-LIBOR	Pay	1.400%	03/18/13		(31,300,000)	(607,220)	(9,766)	597,454
Put - OTC - 2-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	1.200%	07/11/13		(104,900,000)	(740,358)	(11,434)	728,924
Put - OTC - 5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD-LIBOR	Pay	1.200%	02/19/13		(156,500,000)	(442,113)	(52,271)	389,842
Call - OTC - 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Receive	0.700%	02/19/13		(179,700,000)	(134,775)	(62,536)	72,239
Put - OTC - 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	1.200%	03/18/13		(76,300,000)	(280,403)	(65,313)	215,090
Put - OTC - 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	1.200%	02/19/13		(250,700,000)	(501,400)	(83,734)	417,666
Put - OTC - 5-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3-Month USD-LIBOR	Pay	1.200%	03/18/13		(164,800,000)	(883,592)	(141,069)	742,523

Totals								$(4,275,396)	$(427,942)	$3,847,454

Options Written

The Portfolio transactions in options written during the year ended December 31, 2012 were as follows:

Call Options	Number of Contracts	Notional Amount	Premium received
Options outstanding December 31, 2011	—	—	$—
Options written	1,336	945,400,000	2,285,100
Options bought back	(1,336)	(765,700,000)	(2,150,325)
Options expired	—	—	—

Options outstanding December 31, 2012	—	179,700,000	$134,775

Put Options	Number of Contracts	Notional Amount	Premium received
Options outstanding December 31, 2011	1,330	3,338,300,000	$30,570,337
Options written	1,336	2,309,400,000	12,649,740
Options bought back	(2,666)	(4,692,400,000)	(38,150,686)
Options expired	—	—	—

Options outstanding December 31, 2012	—	955,300,000	$5,069,391

9. Reverse Repurchase Agreements

Reverse repurchase agreements as of December 31, 2012 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount	Net Closing Amount
JPMorgan Chase Bank N.A.	0.13%	12/17/2012	01/04/13	$8,844,375	$8,844,375
JPMorgan Chase Bank N.A.	0.16%	12/17/2012	01/15/13	19,651,500	19,651,500
JPMorgan Chase Bank N.A.	0.14%	12/21/2012	01/04/13	35,899,500	35,899,500

Total					$64,395,375

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

MIST-40

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

10. Swap Agreements

Open OTC interest rate swap agreements as of December 31, 2012 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12-Month USD-LIBOR	1.000%	10/15/17	Morgan Stanley Capital Services, Inc.	162,000,000	USD	$4,342	$(288,867)	$293,209
Pay	Federal Funds Effective Rate	1.000%	10/15/17	Goldman Sachs International	255,900,000	USD	6,858	(151,731)	158,589
Pay	MXN TIIE	5.600%	09/06/16	Barclays Capital, Inc.	313,000,000	MXN	329,967	145,041	184,926
Pay	MXN TIIE	5.600%	09/06/16	Morgan Stanley Capital Services, Inc.	37,200,000	MXN	39,217	7,444	31,773
Pay	MXN TIIE	5.500%	09/13/17	Barclays Capital, Inc.	296,000,000	MXN	212,961	(179,911)	392,872
Pay	MXN TIIE	5.000%	09/13/17	Barclays Capital, Inc.	4,900,000	MXN	(4,480)	(2,831)	(1,649)
Pay	MXN TIIE	5.500%	09/13/17	Morgan Stanley Capital Services, Inc.	136,000,000	MXN	97,847	(63,908)	161,755
Pay	MXN TIIE	6.350%	06/02/21	Morgan Stanley Capital Services, Inc.	30,900,000	MXN	108,201	7,317	100,884
Pay	MXN TIIE	5.500%	09/02/22	Morgan Stanley Capital Services, Inc.	700,000	MXN	(1,184)	(1,068)	(116)

Totals							$793,729	$(528,514)	$1,322,243

Open centrally cleared interest rate swap agreements at December 31, 2012 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	03/18/16	887,200,000	USD	$996,382
Pay	3-Month USD-LIBOR	1.500%	03/18/16	137,600,000	USD	154,534
Pay	3-Month USD-LIBOR	1.500%	03/18/16	178,700,000	USD	200,693
Receive	3-Month USD-LIBOR	4.250%	06/15/41	24,200,000	USD	(422,577)
Receive	3-Month USD-LIBOR	4.250%	06/15/41	311,700,000	USD	(5,442,870)
Receive	3-Month USD-LIBOR	2.750%	06/20/42	38,900,000	USD	(900,050)
Receive	3-Month USD-LIBOR	2.750%	06/20/42	57,800,000	USD	(1,337,348)
Receive	3-Month USD-LIBOR	2.500%	12/19/42	51,700,000	USD	1,966,911
Receive	3-Month USD-LIBOR	2.500%	12/19/42	7,300,000	USD	277,726

Total						$(4,506,599)

Open centrally cleared credit default swap agreements at December 31, 2012 were as follows:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
Markit CDX Investment Grade, Series 18	(1.000%)	06/20/17	0.845	1,950,000	USD	$(22,866)
Markit CDX Investment Grade, Series 18	(1.000%)	06/20/17	0.845	265,900,000	USD	(3,117,935)
Markit CDX Investment Grade, Series 19	(1.000%)	12/20/17	0.954	105,700,000	USD	(34,284)
Markit CDX Investment Grade, Series 19	(1.000%)	12/20/17	0.954	95,700,000	USD	(31,040)
Markit CDX Investment Grade, Series 19	(1.000%)	12/20/17	0.954	72,800,000	USD	(23,613)
Markit CDX Investment Grade, Series 19	(1.000%)	12/20/17	0.954	47,700,000	USD	(15,470)
Markit CDX North America High Yield, Series 18	(5.000%)	06/20/17	4.626	65,934,000	USD	(2,163,493)
Markit CDX North America High Yield, Series 19	(5.000%)	12/20/17	4.927	2,600,000	USD	(34)

Totals						$(5,408,735)

MIST-41

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Open credit default swaps at December 31, 2012 were as follows:

OTC Credit Default Swaps on corporate issues—Buy Protection (a)
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)
CNA Financial Corp. 5.850%, due 12/15/2014	(0.630%)	12/20/14	Bank of America N.A.	0.509%	5,000,000	USD	$(11,905)	$—	$(11,905)
Con-way, Inc. 7.250%, due 1/15/2018	(1.834%)	03/20/18	Bank of America N.A.	2.567%	10,000,000	USD	353,238	—	353,238
Limited Brands, Inc. 6.900%, due 7/15/2017	(2.290%)	09/20/17	Bank of America N.A.	2.131%	10,000,000	USD	(71,031)	—	(71,031)
Limited Brands, Inc. 6.900%, due 7/15/2017	(3.113%)	09/20/17	Morgan Stanley Capital Services, Inc.	2.131%	5,000,000	USD	(219,245)	—	(219,245)
Pearson Dollar Finance plc 5.700%, due 6/1/2014	(0.830%)	06/20/14	JPMorgan Chase Bank N.A.	0.218%	5,000,000	USD	(45,257)	—	(45,257)
Pearson Dollar Finance plc 5.700%, due 6/1/2014	(0.760%)	06/20/14	Morgan Stanley Capital Services, Inc.	0.218%	8,500,000	USD	(68,145)	—	(68,145)
Rohm & Haas Co. 6.000%, due 9/15/2017	(0.423%)	09/20/17	Bank of America N.A.	0.441%	8,500,000	USD	7,184	—	7,184

Totals							$(55,161)	$—	$(55,161)

OTC Credit Default Swaps on corporate and sovereign issues—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc. 8.300%, due 2/12/2015	5.000%	12/20/16	Deutsche Bank AG	2.095%	7,600,000	USD	$830,145	$(202,297)	$1,032,442
American International Group, Inc. 6.250%, due 5/1/2036	1.000%	12/20/20	Goldman Sachs International	1.516%	2,700,000	USD	(98,530)	(580,817)	482,287
American International Group, Inc. 6.250%, due 5/1/2036	1.000%	12/20/20	UBS AG	1.516%	100,000	USD	(3,649)	(22,065)	18,416
ArcelorMittal 6.125% due 6/1/2018	1.000%	06/20/16	Credit Suisse International	3.015%	4,400,000	USD	(291,032)	(221,992)	(69,040)
Berkshire Hathaway Finance Corp. 4.625%, due 10/15/2013	1.000%	03/20/15	Goldman Sachs International	0.671%	3,100,000	USD	22,568	(54,777)	77,345
Berkshire Hathaway Finance Corp. 4.625%, due 10/15/2013	1.000%	03/20/16	Citibank N.A.	0.867%	900,000	USD	3,800	(10,165)	13,965
Berkshire Hathaway Finance Corp. 2.240%, due 12/15/2015	1.000%	06/20/17	Barclays Capital, Inc.	1.084%	3,500,000	USD	(12,777)	(89,947)	77,170
Berkshire Hathaway Finance Corp. 2.240%, due 12/15/2015	1.000%	06/20/17	Credit Suisse International	1.084%	7,500,000	USD	(27,379)	(185,888)	158,509
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	06/20/15	Citibank N.A.	0.604%	11,700,000	USD	114,205	(327,293)	441,498
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	06/20/15	Deutsche Bank AG	0.604%	6,100,000	USD	59,543	(66,949)	126,492
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	06/20/15	JPMorgan Chase Bank N.A.	0.604%	12,700,000	USD	123,966	(139,386)	263,352
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	09/20/15	Citibank N.A.	0.648%	1,200,000	USD	11,454	(18,832)	30,286
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	09/20/15	JPMorgan Chase Bank N.A.	0.648%	4,100,000	USD	39,135	(41,229)	80,364
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	09/20/15	UBS AG	0.648%	1,600,000	USD	15,272	(15,139)	30,411
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	12/20/15	Morgan Stanley Capital Services, Inc.	0.684%	37,100,000	USD	346,244	(214,047)	560,291

MIST-42

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	03/20/16	Citibank N.A.	0.715%	14,000,000	USD	$127,682	$(265,618)	$393,300
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	03/20/16	Deutsche Bank AG	0.715%	25,000,000	USD	228,003	(146,458)	374,461
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	03/20/16	Morgan Stanley Capital Services, Inc.	0.715%	25,000,000	USD	228,003	(146,458)	374,461
Brazilian Government International Bond 12.250% due 3/6/2030	1.000%	06/20/16	Citibank N.A.	0.771%	19,300,000	USD	152,336	(65,160)	217,496
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	06/20/16	Deutsche Bank AG	0.000%	11,000,000	USD	86,824	(36,869)	123,693
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	09/20/16	JPMorgan Chase Bank N.A.	0.819%	5,900,000	USD	39,386	(34,458)	73,844
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	12/20/16	Barclays Capital, Inc.	0.860%	31,100,000	USD	170,454	(783,302)	953,756
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	09/20/21	Barclays Capital, Inc.	1.407%	5,000,000	USD	(160,901)	(295,327)	134,426
Caterpillar, Inc. 5.700%, due 8/15/2016	1.000%	06/20/13	Morgan Stanley Capital Services, Inc.	0.123%	18,000,000	USD	74,847	107,606	(32,759)
China Government International Bond 4.750%, due 10/29/2013	1.000%	03/20/15	Deutsche Bank AG	0.217%	15,000,000	USD	261,356	85,576	175,780
China Government International Bond 4.750%, due 10/29/2013	1.000%	03/20/16	BNP Paribas S.A.	0.328%	600,000	USD	12,974	7,258	5,716
China Government International Bond 4.750%, due 10/29/2013	1.000%	03/20/16	Barclays Capital, Inc.	0.328%	1,200,000	USD	25,948	14,340	11,608
China Government International Bond 4.750% due 10/29/2013	1.000%	06/20/16	Citibank N.A.	0.376%	11,000,000	USD	237,656	115,756	121,900
China Government International Bond 4.750% due 10/29/2013	1.000%	06/20/16	Deutsche Bank AG	0.376%	3,600,000	USD	77,778	34,343	43,435
China Government International Bond 4.750% due 10/29/2013	1.000%	06/20/16	JPMorgan Chase Bank N.A.	0.376%	11,700,000	USD	252,780	125,946	126,834
China Government International Bond 4.750% due 10/29/2013	1.000%	09/20/16	Deutsche Bank AG	0.417%	2,200,000	USD	47,491	12,154	35,337
China Government International Bond 4.750%, due 10/29/2013	1.000%	09/20/16	Goldman Sachs International	0.417%	800,000	USD	17,270	4,287	12,983
China Government International Bond 4.750% due 10/29/2013	1.000%	09/20/16	JPMorgan Chase Bank N.A.	0.417%	6,400,000	USD	138,156	38,707	99,449
China Government International Bond 4.750% due 10/29/2013	1.000%	09/20/16	Morgan Stanley Capital Services, Inc.	0.000%	2,400,000	USD	51,809	12,238	39,571
China Government International Bond 4.750% due 10/29/2013	1.000%	09/20/16	UBS AG	0.417%	300,000	USD	6,476	1,558	4,918

MIST-43

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
China Government International Bond 4.750% due 10/29/2013	1.000%	06/20/17	JPMorgan Chase Bank N.A.	0.537%	2,800,000	USD	$57,284	$(13,596)	$70,880
China Government International Bond 4.750% due 10/29/2013	1.000%	09/20/17	Goldman Sachs International	0.584%	900,000	USD	17,441	(6,201)	23,642
General Electric Capital Corp. 5.625%, due 9/15/2017	6.950%	03/20/13	Citibank N.A.	0.163%	375,000	USD	5,579	—	5,579
General Electric Capital Corp. 5.625%, due 9/15/2017	4.200%	12/20/13	Citibank N.A.	0.220%	21,900,000	USD	852,255	—	852,255
General Electric Capital Corp. 5.625%, due 9/15/2017	4.000%	12/20/13	Citibank N.A.	0.220%	20,800,000	USD	768,768	—	768,768
General Electric Capital Corp. 5.625%, due 9/15/2017	4.850%	12/20/13	Citibank N.A.	0.220%	9,100,000	USD	411,975	—	411,975
General Electric Capital Corp. 5.625%, due 9/15/2017	4.325%	12/20/13	Citibank N.A.	0.220%	10,200,000	USD	409,409	—	409,409
General Electric Capital Corp. 5.625%, due 9/15/2017	4.875%	12/20/13	Citibank N.A.	0.220%	3,100,000	USD	141,101	—	141,101
General Electric Capital Corp. 5.625%, due 9/15/2017	4.000%	12/20/13	Citibank N.A.	0.220%	3,600,000	USD	133,056	—	133,056
General Electric Capital Corp. 5.625%, due 9/15/2017	1.000%	12/20/15	Morgan Stanley Capital Services, Inc.	0.770%	13,500,000	USD	91,619	(264,491)	356,110
Government of France 4.250%, due 4/25/2019	0.250%	09/20/16	Barclays Capital, Inc.	0.603%	2,900,000	USD	(37,775)	(177,319)	139,544
Government of France 4.250%, due 4/25/2019	0.250%	09/20/16	UBS AG	0.603%	200,000	USD	(2,605)	(10,607)	8,002
Japanese Government Bond 2.000%, due 3/21/2022	1.000%	12/20/15	Goldman Sachs International	0.435%	4,600,000	USD	77,006	112,521	(35,515)
Japanese Government Bond 2.000%, due 3/21/2022	1.000%	03/20/16	JPMorgan Chase Bank N.A.	0.458%	4,300,000	USD	74,726	37,798	36,928
Japanese Government Bond 2.000%, due 3/21/2022	1.000%	03/20/17	Goldman Sachs International	0.616%	32,600,000	USD	522,276	(234,039)	756,315
Japanese Government Bond 2.000%, due 3/21/2022	1.000%	03/20/17	Goldman Sachs International	0.616%	18,400,000	USD	294,782	(153,964)	448,746
Japanese Government Bond 2.000%, due 3/21/2022	1.000%	03/20/17	Morgan Stanley Capital Services, Inc.	0.616%	6,100,000	USD	97,727	(40,840)	138,567
Japanese Government Bond 2.000%, due 3/21/2022	1.000%	06/20/17	Morgan Stanley Capital Services, Inc.	0.673%	5,600,000	USD	80,630	(15,268)	95,898
Japanese Government Bond 2.000%, due 3/21/2022	1.000%	06/20/17	UBS AG	0.673%	1,100,000	USD	15,838	(3,272)	19,110
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	03/20/15	Citibank N.A.	0.000%	4,300,000	USD	52,400	(98,727)	151,127
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	03/20/15	Deutsche Bank AG	0.451%	6,400,000	USD	77,991	(146,943)	224,934
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	09/20/15	Citibank N.A.	0.551%	1,900,000	USD	23,169	(28,651)	51,820
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	09/20/15	UBS AG	0.551%	600,000	USD	7,317	(8,488)	15,805
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	03/20/16	Barclays Capital, Inc.	0.619%	26,400,000	USD	322,102	(202,864)	524,966
Mexico Government International Bond 5.950%, due 3/19/2019	1.000%	03/20/16	Citibank N.A.	0.000%	6,900,000	USD	84,186	(125,166)	209,352

MIST-44

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	03/20/16	Deutsche Bank AG	0.619%	19,600,000	USD	$239,136	$(143,793)	$382,929
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	06/20/16	Citibank N.A.	0.669%	10,000,000	USD	114,053	(21,564)	135,617
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	09/20/16	Goldman Sachs International	0.712%	4,600,000	USD	48,832	(21,933)	70,765
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	09/20/16	Morgan Stanley Capital Services, Inc.	0.712%	9,400,000	USD	99,786	(40,540)	140,326
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	09/20/16	UBS AG	0.712%	4,100,000	USD	43,524	(17,990)	61,514
Mexico Government International Bond 5.950% due 3/19/2019	1.000%	06/20/17	BNP Paribas S.A.	0.840%	7,500,000	USD	52,765	(33,094)	85,859
Mexico Government International Bond 5.950% due 3/19/2019	1.000%	06/20/17	Barclays Capital, Inc.	0.840%	2,700,000	USD	18,995	(47,503)	66,498
Mexico Government International Bond 5.950% due 3/19/2019	1.000%	06/20/17	Credit Suisse International	0.840%	800,000	USD	5,628	(7,740)	13,368
Mexico Government International Bond 5.950% due 3/19/2019	1.000%	06/20/17	Deutsche Bank AG	0.840%	1,000,000	USD	7,035	(10,042)	17,077
Mexico Government International Bond 5.950% due 3/19/2019	1.000%	06/20/17	Goldman Sachs International	0.840%	20,300,000	USD	142,816	(146,818)	289,634
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	03/20/21	Barclays Capital, Inc.	1.274%	24,600,000	USD	(511,047)	(1,177,460)	666,413
Republic of Indonesia 6.750%, due 3/10/2014	1.000%	09/20/15	Citibank N.A.	0.620%	1,400,000	USD	14,419	(31,728)	46,147
Republic of Indonesia 7.250% due 4/20/2015	1.000%	06/20/16	Barclays Capital, Inc.	0.787%	5,600,000	USD	40,961	(89,360)	130,321
Republic of Indonesia 7.250% due 4/20/2015	1.000%	06/20/16	Barclays Capital, Inc.	0.787%	5,000,000	USD	36,572	(78,629)	115,201
Republic of Indonesia 6.750% due 3/10/2014	1.000%	06/20/16	Citibank N.A.	0.787%	4,200,000	USD	30,721	(77,852)	108,573
Republic of Indonesia 6.750% due 3/10/2014	1.000%	06/20/16	Citibank N.A.	0.787%	1,700,000	USD	12,435	(32,306)	44,741
Republic of Indonesia 7.250%, due 4/20/2015	1.000%	09/20/16	Morgan Stanley Capital Services, Inc.	0.867%	5,900,000	USD	28,749	(87,543)	116,292
Republic of Indonesia 7.250%, due 4/20/2015	1.000%	09/20/16	UBS AG	0.867%	2,600,000	USD	12,669	(41,034)	53,703
Republic of Indonesia 7.250% due 4/20/2015	1.000%	06/20/21	Citibank N.A.	1.826%	3,400,000	USD	(210,169)	(243,711)	33,542
Republic of Indonesia 6.750% due 3/10/2014	1.000%	06/20/21	UBS AG	1.826%	1,700,000	USD	(105,085)	(124,288)	19,203
Russian Federation 7.500%, due 3/31/2030	1.000%	06/20/17	Goldman Sachs International	1.165%	800,000	USD	(5,748)	(55,204)	49,456
U.S. Treasury Note 4.875%, due 8/15/2016	0.250%	09/20/15	UBS AG	0.197%	31,800,000	EUR	60,479	(477,132)	537,611
U.S. Treasury Note 4.875%, due 8/15/2016	0.250%	03/20/16	BNP Paribas S.A.	0.222%	21,500,000	EUR	25,448	(303,267)	328,715
United Kingdom Gilt 4.250%, due 6/7/2032	1.000%	06/20/15	Goldman Sachs International	0.202%	2,800,000	USD	55,344	25,871	29,473

MIST-45

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
United Kingdom Gilt 4.250%, due 6/7/2032	1.000%	03/20/16	Credit Suisse International	0.230%	1,100,000	USD	$27,281	$21,227	$6,054
United Kingdom Gilt 4.250% due 6/7/2032	1.000%	06/20/16	UBS AG	0.253%	5,500,000	USD	142,412	95,155	47,257

Totals							$8,215,561	$(7,953,099)	$16,168,660

OTC Credit Default Swaps on credit indices—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2012(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Markit CDX Emerging Markets Index, Series 12	5.000%	12/20/14	Deutsche Bank AG	1.834%	4,400,000	USD	$269,872	$439,300	$(169,428)
Markit CDX Emerging Markets Index, Series 13	5.000%	06/20/15	Barclays Capital, Inc.	1.865%	41,500,000	USD	3,135,223	5,129,500	(1,994,277)
Markit CDX Emerging Markets Index, Series 13	5.000%	06/20/15	Deutsche Bank AG	1.865%	39,500,000	USD	2,984,128	5,019,850	(2,035,722)
Markit CDX Emerging Markets Index, Series 13	5.000%	06/20/15	JPMorgan Chase Bank N.A.	1.865%	29,900,000	USD	2,258,872	3,609,900	(1,351,028)
Markit CDX Emerging Markets Index, Series 13	5.000%	06/20/15	Morgan Stanley Capital Services, Inc.	1.865%	11,300,000	USD	853,687	1,326,150	(472,463)
Markit CDX North America Investment Grade, Series 10	0.463%	06/20/13	Goldman Sachs International	0.002%	6,172,793	USD	13,462	—	13,462
Markit CDX North America Investment Grade, Series 9	0.553%	12/20/17	JPMorgan Chase Bank N.A.	0.210%	1,928,998	USD	32,014	—	32,014
Markit CMBX North America AAA, Series 3	0.080%	12/13/49	Deutsche Bank AG	0.000%	1,900,000	USD	(81,763)	(110,438)	28,675

Totals							$9,465,495	$15,414,262	$(5,948,767)

(EUR)—	Euro
(MXN)—	Mexican Peso
(USD)—	US Dollar

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

MIST-46

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

11. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

12. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

13. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$327,861,594	$474,678,208	$—	$128,696,511	$327,861,594	$603,374,719

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$471,112,292	$79,075,874	$391,567,256	$—	$941,755,422

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

14. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-47

Met Investors Series Trust

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PIMCO Total Return Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Total Return Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-48

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-49

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-50

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the PIMCO Total Return Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-51

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-52

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the PIMCO Total Return Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2012, and outperformed the median of its Performance Universe and Lipper Index for the three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital Aggregate Bond Index, for the one-, three- and five-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the PIMCO Total Return Portfolio, the Board considered that the Portfolio’s actual management fees were slightly above the Expense Group median and below the Expense Universe median and Sub-advised Expense Universe median, and that total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, and below the Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MIST-53

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the PIMCO Total Return Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-54

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-55

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-56

Met Investors Series Trust

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the Pioneer Fund Portfolio returned 10.59% and 10.38%, respectively. The Portfolio’s primary benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 16.00% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Global stock markets “climbed the wall of worry” in 2012 as most markets posted double-digit returns despite fears surrounding the U.S. “fiscal cliff,” a European recession, a Chinese “hard landing,” Japan’s debt burden, and Mideast conflicts, among other things. “Safer” asset classes like cash and U.S. investment grade bonds delivered low volatility, but only modestly positive returns, while high yield bonds produced returns competitive with equities. The S&P 500 started the year on a strong note (never closing below its year-end 2011 level), and rebounded from second-quarter and fourth-quarter sell-offs to close the year with a total return of 16%, even though the fiscal cliff remained unresolved as the market closed for the year.

Stock market leadership rotated decisively in 2012 as the best-performing S&P 500 sector in 2012 was its worst-performing sector in 2011, while the index’s worst-performing sector in 2012 was its best-performing sector in 2011

The S&P 500’s Financials sector (+29% after a -17% 2011 return) led in 2012, powered by money center banks and capital market firms. The index’s Consumer Discretionary sector (+24%) also significantly outperformed, led by cable TV, internet retailers, and specialty retailers. The Telecom Services and Health Care sectors (each up 18%) also outperformed the broad index.

The S&P 500’s Utilities sector had returned a market-leading 20% in 2011; in 2012 it returned only 1%. The index’s Energy sector (+5%) also lagged as crude oil prices ended the year essentially flat and natural gas prices ended the year well below year-earlier levels. The relatively defensive Consumer Staples sector (+11%) also lagged the broad market as investors moved into more cyclically-sensitive names. Finally, the returns of the index’s Industrials, Materials, and Information Technology sectors (each +15%) were only slightly below those of the broad market.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Our somewhat risk-averse approach to security selection and portfolio positioning worked against us in 2012 as it turned out to be a “risk-on” year even though economic and profit growth were only moderate. While we produced a double-digit return, we lagged the benchmark primarily because of our defensive approach to stock selection in the Consumer Discretionary and Financials sectors; selection in Industrials and Information Technology also detracted somewhat, while stock selection in Consumer Staples (notably Hershey) and Energy (notably Marathon Petroleum and Cabot Oil & Gas) helped performance. Sector weightings were a modest drag on returns, as the benefit of a Utilities underweight were offset by the impact of a Financials underweight and our (small) cash position in a strong stock market.

Results in the Consumer Discretionary sector were hurt most by security selection in the Media group; an overweight in the Auto Components industry and a position in luxury goods supplier Coach were also detractors, while our lack of exposure to internet retailers (the index group was up 44%) also hurt. In the Media industry, publisher John Wiley declined (we believe the company’s longer-term strategy is sound and are retaining our position) and we had limited exposure to the advertising-sensitive names which led the index group.

Below-benchmark results in the Financials sector reflected our below-index exposure to money-center banks and Wall Street firms (Bank of America more than doubled, and Citigroup, JPMorgan Chase, Goldman Sachs, and Morgan Stanley were all strong performers), while the less-risky regional banks we favored produced far lower, although still positive, returns.

Apple was notably weak in the fourth quarter, but still returned over 30% for the full year. Our substantially below-index weight (Apple is by far the largest stock in the index) was the largest single drag on benchmark-relative performance. Apple aside, our results in the sector were satisfactory. Results in the Industrials sector were pulled down by our railroad positions—Norfolk Southern was the second-largest individual detractor from results—somewhat offset by good results from our machinery positions.

Our trading decisions are based far more on bottom-up analysis of company fundamentals and relative valuations than on top-down views of the economy, but our 2012 activity resulted in increased exposure to the Information Technology, Financials, and Health Care sectors and decreased exposure to the Industrials, Materials, and Consumer Discretionary sectors. In the Information Technology sector, we built a position in Apple and increased exposure to software firms. In Financials, we rebuilt positions in money center banks as secular risks decreased. In Health Care, we added to pharma names, partially offset by lower exposure to service and equipment companies, reflecting, in part, the impacts of the Affordable Care Act (“Obamacare”) on relative attractiveness. In the Industrials sector we cut exposure to railroads (lower grain and coal tonnage being shipped) and defense contractors (ahead of the expected sequester-related spending cuts). In Materials, we reduced exposure to mining companies, and we trimmed exposure to department stores and auto parts makers in the Consumer Discretionary sector.

At year end, the Portfolio’s largest exposures (in absolute and benchmark-relative terms) were in the Industrials (emphasizing railroads and machinery companies) and Consumer Discretionary (emphasized publishing, retailing, and auto-related companies) sectors, while its largest underweights relative to the S&P 500 were in

MIST-1

Met Investors Series Trust

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

Information Technology (more a function of valuations than of a negative fundamental view) and Utilities (valuations appear unattractive).

As is typical of our strategy, at period end all sector weights were within five percentage points of the corresponding S&P 500 sector weight. Relative to the S&P 500, we were most overweighted in Health Care and modestly overweighted in the Consumer Staples and Consumer Discretionary sectors; we were most underweighted in Utilities (-3%) and modestly underweighted in Information Technology and Financials. Health Care delivered good results through the year and features generally attractive valuations. Utilities, on the other hand, look relatively expensive on most metrics other than dividend yield.

John A. Carey

Walter Hunnewell

Portfolio Managers

Pioneer Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pioneer Fund Portfolio

PIONEER FUND PORTFOLIO MANAGED BY

PIONEER INVESTMENT MANAGEMENT, INC. VS. S&P 500 INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year	Since Inception[3]
Pioneer Fund Portfolio
Class A	10.59	0.41	6.12	—
Class B	10.38	—	—	13.61
S&P 500® Index[1]	16.00	1.66	7.10	17.32

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Standard & Poor’s (S&P) 500 Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A shares is 2/4/1994. Inception of Class B shares is 4/28/2009.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Hershey Co. (The)	2.1
Apple, Inc.	2.1
Colgate-Palmolive Co.	2.0
Wells Fargo & Co.	1.9
Microsoft Corp.	1.7
Chubb Corp. (The)	1.6
Abbott Laboratories	1.6
Johnson & Johnson	1.5
Chevron Corp.	1.5
PNC Financial Services Group, Inc.	1.5

Top Sectors

% of Market Value of Total Investments
Information Technology	17.5
Health Care	14.9
Financials	14.5
Consumer Discretionary	12.6
Consumer Staples	12.0
Energy	11.0
Industrials	10.9
Materials	2.8
Telecommunication Services	2.2
Cash & Cash Equivalents	1.1

MIST-3

Met Investors Series Trust

Pioneer Fund Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pioneer Fund Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.65%	$1,000.00	$1,055.20	$3.36
	Hypothetical*	0.65%	$1,000.00	$1,021.87	$3.30

Class B(a)	Actual	0.90%	$1,000.00	$1,054.20	$4.65
	Hypothetical*	0.90%	$1,000.00	$1,020.61	$4.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
United Technologies Corp.	166,558	$13,659,422

Air Freight & Logistics—0.4%
United Parcel Service, Inc. - Class B	55,978	4,127,258

Auto Components—1.0%
BorgWarner, Inc. (a) (b)	48,272	3,457,241
Johnson Controls, Inc.	185,556	5,696,569

		9,153,810

Automobiles—1.0%
Ford Motor Co.	722,192	9,352,386

Beverages—0.5%
Coca-Cola Enterprises, Inc.	44,100	1,399,293
Dr Pepper Snapple Group, Inc.	73,097	3,229,426

		4,628,719

Biotechnology—2.0%
Amgen, Inc.	101,238	8,738,864
Celgene Corp. (a)	43,877	3,453,998
Vertex Pharmaceuticals, Inc. (a)	149,560	6,272,546

		18,465,408

Capital Markets—2.1%
Franklin Resources, Inc.	53,720	6,752,604
Invesco, Ltd.	148,989	3,887,123
T. Rowe Price Group, Inc.	138,142	8,997,189

		19,636,916

Chemicals—2.2%
Airgas, Inc.	85,928	7,844,367
Ecolab, Inc.	109,397	7,865,644
Mosaic Co. (The)	82,727	4,684,830

		20,394,841

Commercial Banks—4.9%
Canadian Imperial Bank of Commerce (b)	46,505	3,738,821
PNC Financial Services Group, Inc.	239,082	13,940,871
U.S. Bancorp.	312,654	9,986,169
Wells Fargo & Co.	531,451	18,164,995

		45,830,856

Communications Equipment—1.8%
Cisco Systems, Inc.	287,107	5,641,652
F5 Networks, Inc. (a)	15,200	1,476,680
Motorola Solutions, Inc.	49,631	2,763,454
Palo Alto Networks, Inc. (a) (b)	305	16,324
QUALCOMM, Inc.	104,946	6,508,751

		16,406,861

Computers & Peripherals—2.6%
Apple, Inc.	35,937	19,155,499
EMC Corp. (a)	143,300	3,625,490

Computers & Peripherals—(Continued)
SanDisk Corp. (a)	41,092	$1,789,968

		24,570,957

Construction & Engineering—0.6%
KBR, Inc.	188,509	5,640,189

Consumer Finance—1.7%
American Express Co.	83,180	4,781,186
Capital One Financial Corp.	92,344	5,349,488
Discover Financial Services	159,287	6,140,514

		16,271,188

Diversified Financial Services—2.7%
Bank of America Corp.	440,818	5,113,489
Citigroup, Inc.	280,960	11,114,778
JPMorgan Chase & Co.	198,985	8,749,370

		24,977,637

Diversified Telecommunication Services—2.2%
AT&T, Inc.	295,476	9,960,496
Verizon Communications, Inc.	240,891	10,423,354

		20,383,850

Electric Utilities—0.4%
American Electric Power Co., Inc.	87,596	3,738,597

Electrical Equipment—0.5%
Rockwell Automation, Inc.	50,360	4,229,736

Energy Equipment & Services—2.4%
Ensco plc - Class A	109,798	6,508,826
Halliburton Co.	39,900	1,384,131
Helmerich & Payne, Inc.	50,027	2,802,012
National Oilwell Varco, Inc.	72,366	4,946,216
Schlumberger, Ltd.	95,076	6,587,816

		22,229,001

Food & Staples Retailing—2.7%
Costco Wholesale Corp.	33,300	3,289,041
CVS Caremark Corp.	149,295	7,218,413
Wal-Mart Stores, Inc.	46,200	3,152,226
Walgreen Co.	311,503	11,528,726

		25,188,406

Food Products—5.6%
Campbell Soup Co. (b)	104,621	3,650,227
General Mills, Inc.	173,757	7,021,520
H.J. Heinz Co. (b)	211,249	12,184,842
Hershey Co. (The)	267,270	19,302,240
Kraft Foods Group, Inc.	80,577	3,663,836
Mondelez International, Inc. - Class A	241,732	6,156,914

		51,979,579

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—4.3%
Baxter International, Inc.	92,932	$6,194,847
Becton Dickinson & Co.	108,334	8,470,635
C.R. Bard, Inc.	135,246	13,218,944
Covidien plc	128,586	7,424,556
Smith & Nephew plc	20,331	224,995
Smith & Nephew plc (ADR) (b)	88,819	4,920,573

		40,454,550

Health Care Providers & Services—2.0%
Aetna, Inc.	92,983	4,305,113
Cardinal Health, Inc.	101,200	4,167,416
DaVita, Inc. (a)	33,232	3,673,133
Express Scripts Holding Co. (a)	38,880	2,099,520
UnitedHealth Group, Inc.	77,232	4,189,064

		18,434,246

Hotels, Restaurants & Leisure—1.5%
Marriott International, Inc. - Class A	39,928	1,488,117
McDonald’s Corp.	82,386	7,267,269
Starbucks Corp.	97,923	5,250,631

		14,006,017

Household Products—3.2%
Clorox Co. (The)	42,348	3,100,721
Colgate-Palmolive Co.	177,240	18,528,670
Procter & Gamble Co. (The)	126,687	8,600,780

		30,230,171

Industrial Conglomerates—2.5%
3M Co.	135,923	12,620,450
General Electric Co.	512,222	10,751,540

		23,371,990

Insurance—3.1%
Aflac, Inc.	132,062	7,015,134
Chubb Corp. (The)	203,838	15,353,078
Travelers Cos., Inc. (The)	88,561	6,360,451

		28,728,663

Internet Software & Services—1.7%
eBay, Inc. (a)	107,965	5,508,374
Facebook, Inc. - Class A (a)	134,503	3,581,815
Google, Inc. - Class A (a)	9,720	6,895,077

		15,985,266

IT Services—3.9%
Automatic Data Processing, Inc.	159,230	9,077,702
DST Systems, Inc.	70,910	4,297,146
Fiserv, Inc. (a)	69,459	5,489,345
International Business Machines Corp.	56,023	10,731,205
MasterCard, Inc. - Class A	6,556	3,220,832
Visa, Inc. - Class A	25,000	3,789,500

		36,605,730

Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.	55,162	$2,258,333
Thermo Fisher Scientific, Inc.	57,222	3,649,619

		5,907,952

Machinery—3.7%
Cummins, Inc.	70,422	7,630,224
Ingersoll-Rand plc	172,677	8,281,589
Joy Global, Inc.	64,100	4,088,298
PACCAR, Inc.	199,754	9,030,878
SPX Corp.	77,240	5,418,386

		34,449,375

Media—4.4%
Comcast Corp. - Class A	68,102	2,545,653
John Wiley & Sons, Inc. - Class A	223,778	8,711,678
Pearson plc	351,461	6,870,832
Scripps Networks Interactive, Inc. - Class A (b)	177,299	10,269,158
Time Warner, Inc.	51,600	2,468,028
Walt Disney Co. (The)	208,099	10,361,249

		41,226,598

Metals & Mining—0.4%
Freeport-McMoRan Copper & Gold, Inc.	119,267	4,078,931

Multiline Retail—2.3%
Macy’s, Inc.	144,376	5,633,552
Nordstrom, Inc.	91,115	4,874,652
Target Corp.	184,954	10,943,728

		21,451,932

Oil, Gas & Consumable Fuels—8.6%
Apache Corp.	97,287	7,637,029
Cabot Oil & Gas Corp.	146,906	7,307,104
Chevron Corp.	133,140	14,397,760
ConocoPhillips	174,847	10,139,377
Exxon Mobil Corp.	156,469	13,542,392
Marathon Oil Corp.	208,639	6,396,872
Marathon Petroleum Corp.	91,073	5,737,599
Occidental Petroleum Corp.	31,555	2,417,429
Phillips 66	86,989	4,619,116
Southwestern Energy Co. (a)	234,895	7,847,842

		80,042,520

Paper & Forest Products—0.2%
International Paper Co.	40,740	1,623,082

Pharmaceuticals—6.0%
Abbott Laboratories	227,542	14,904,001
Eli Lilly & Co.	74,673	3,682,872
Johnson & Johnson	205,669	14,417,397
Merck & Co., Inc.	111,925	4,582,210
Pfizer, Inc.	540,429	13,553,959
Watson Pharmaceuticals, Inc. (a)	49,859	4,287,874

		55,428,313

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—1.8%
Norfolk Southern Corp.	147,625	$9,129,130
Union Pacific Corp.	58,333	7,333,625

		16,462,755

Semiconductors & Semiconductor Equipment—3.1%
Altera Corp.	107,568	3,704,642
Analog Devices, Inc.	246,419	10,364,383
ASML Holding N.V. (b)	65,626	4,226,971
Intel Corp.	126,004	2,599,462
Maxim Integrated Products, Inc.	47,900	1,408,260
Xilinx, Inc.	178,320	6,401,688

		28,705,406

Software—4.3%
Adobe Systems, Inc. (a)	159,557	6,012,108
Microsoft Corp.	582,437	15,568,541
Nuance Communications, Inc. (a)	126,501	2,823,502
Oracle Corp.	333,911	11,125,914
Symantec Corp. (a)	254,065	4,778,963

		40,309,028

Specialty Retail—1.6%
Home Depot, Inc. (The)	48,987	3,029,846
Lowe’s Cos., Inc.	81,607	2,898,681
Ross Stores, Inc.	35,943	1,946,313
TJX Cos., Inc.	169,114	7,178,889

		15,053,729

Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc.	130,730	7,256,822

Total Common Stocks (Cost $772,716,779)		920,678,693

Short-Term Investments—4.3%

Mutual Fund—3.2%
State Street Navigator Securities Lending Prime Portfolio (c)	29,783,548	29,783,548

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $10,457,006 on 01/02/13, collateralized by $10,680,000 U.S. Treasury Note at 0.250% due 09/15/15 with a value of $10,666,650.	10,457,000	$10,457,000

Total Short-Term Investments (Cost $40,240,548)		40,240,548

Total Investments—103.1% (Cost $812,957,327) (d)		960,919,241
Other assets and liabilities (net)—(3.1)%		(28,751,286)

Net Assets—100.0%		$932,167,955

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $30,128,323 and the collateral received consisted of cash in the amount of $29,783,548 and non-cash collateral with a value of $761,333. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $814,893,785. The aggregate unrealized appreciation and depreciation of investments were $154,345,340 and $(8,319,884), respectively, resulting in net unrealized appreciation of $146,025,456 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$13,659,422	$—	$—	$13,659,422
Air Freight & Logistics	4,127,258	—	—	4,127,258
Auto Components	9,153,810	—	—	9,153,810
Automobiles	9,352,386	—	—	9,352,386
Beverages	4,628,719	—	—	4,628,719
Biotechnology	18,465,408	—	—	18,465,408
Capital Markets	19,636,916	—	—	19,636,916
Chemicals	20,394,841	—	—	20,394,841
Commercial Banks	45,830,856	—	—	45,830,856
Communications Equipment	16,406,861	—	—	16,406,861
Computers & Peripherals	24,570,957	—	—	24,570,957
Construction & Engineering	5,640,189	—	—	5,640,189
Consumer Finance	16,271,188	—	—	16,271,188
Diversified Financial Services	24,977,637	—	—	24,977,637
Diversified Telecommunication Services	20,383,850	—	—	20,383,850
Electric Utilities	3,738,597	—	—	3,738,597
Electrical Equipment	4,229,736	—	—	4,229,736
Energy Equipment & Services	22,229,001	—	—	22,229,001
Food & Staples Retailing	25,188,406	—	—	25,188,406
Food Products	51,979,579	—	—	51,979,579
Health Care Equipment & Supplies	40,229,555	224,995	—	40,454,550
Health Care Providers & Services	18,434,246	—	—	18,434,246
Hotels, Restaurants & Leisure	14,006,017	—	—	14,006,017
Household Products	30,230,171	—	—	30,230,171
Industrial Conglomerates	23,371,990	—	—	23,371,990
Insurance	28,728,663	—	—	28,728,663
Internet Software & Services	15,985,266	—	—	15,985,266
IT Services	36,605,730	—	—	36,605,730
Life Sciences Tools & Services	5,907,952	—	—	5,907,952
Machinery	34,449,375	—	—	34,449,375
Media	34,355,766	6,870,832	—	41,226,598
Metals & Mining	4,078,931	—	—	4,078,931
Multiline Retail	21,451,932	—	—	21,451,932
Oil, Gas & Consumable Fuels	80,042,520	—	—	80,042,520
Paper & Forest Products	1,623,082	—	—	1,623,082
Pharmaceuticals	55,428,313	—	—	55,428,313
Road & Rail	16,462,755	—	—	16,462,755

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$28,705,406	$—	$—	$28,705,406
Software	40,309,028	—	—	40,309,028
Specialty Retail	15,053,729	—	—	15,053,729
Textiles, Apparel & Luxury Goods	7,256,822	—	—	7,256,822
Total Common Stocks	913,582,866	7,095,827	—	920,678,693
Short-Term Investments
Mutual Fund	29,783,548	—	—	29,783,548
Repurchase Agreement	—	10,457,000	—	10,457,000
Total Short-Term Investments	29,783,548	10,457,000	—	40,240,548
Total Investments	$943,366,414	$17,552,827	$—	$960,919,241

Collateral for securities loaned (Liability)	$—	$(29,783,548)	$—	$(29,783,548)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pioneer Fund Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$960,919,241
Cash		67
Receivable for investments sold		1,275,808
Receivable for fund shares sold		70,307
Dividends receivable		716,521
Other assets		1,848

Total Assets		962,983,792

Liabilities
Payables for:
Investments purchased	$97,208
Fund shares redeemed	250,381
Collateral for securities loaned	29,783,548
Accrued Expenses:
Management fees	479,508
Distribution and service fees—Class B	12,133
Administration fees	4,785
Custodian and accounting fees	14,952
Deferred trustees’ fees	37,897
Other expenses	135,425

Total Liabilities		30,815,837

Net Assets		$932,167,955

Net assets represented by
Paid in surplus		$820,452,467
Accumulated net realized loss		(50,468,410)
Unrealized appreciation on investments and foreign currency transactions		147,961,786
Undistributed net investment income		14,222,112

Net Assets		$932,167,955

Net Assets
Class A		$875,100,460
Class B		57,067,495
Capital Shares Outstanding*
Class A		60,201,724
Class B		3,964,390
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$14.54
Class B		14.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $30,128,323.
(b)	Identified cost of investments was $812,957,327.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$20,363,699
Interest		1,589
Securities lending income		143,837

Total investment income		20,509,125
Expenses
Management fees	$5,818,821
Administration fees	25,873
Custodian and accounting fees	79,981
Distribution and service fees—Class B	152,813
Audit and tax services	36,123
Legal	28,321
Trustees’ fees and expenses	28,846
Shareholder reporting	154,300
Insurance	45
Miscellaneous	9,962

Total expenses	6,335,085
Less management fee waiver	(147,681)
Less broker commission recapture	(115,700)

Net expenses	6,071,704

Net Investment Income		14,437,421

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments		76,273,569
Foreign currency transactions		1,694

Net realized gain		76,275,263

Net change in unrealized appreciation (depreciation) on:
Investments		(468,110)
Foreign currency transactions		15

Net change in unrealized depreciation		(468,095)

Net realized and unrealized gain		75,807,168

Net Increase in Net Assets From Operations		$90,244,589

(a)	Net of foreign withholding taxes of $63,444.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pioneer Fund Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$14,437,421	$13,930,233
Net realized gain	76,275,263	36,416,931
Net change in unrealized depreciation	(468,095)	(81,294,670)

Net increase (decrease) in net assets resulting from operations	90,244,589	(30,947,506)

Distributions to Shareholders
From net investment income
Class A	(12,927,505)	(11,591,733)
Class B	(838,262)	(420,398)

Net decrease in net assets resulting from distributions	(13,765,767)	(12,012,131)

Net increase (decrease) in net assets from capital share transactions	5,062,331	(76,962,736)

Net Increase (Decrease) in Net Assets	81,541,153	(119,922,373)

Net Assets
Net assets at beginning of period	850,626,802	970,549,175

Net assets at end of period	$932,167,955	$850,626,802

Undistributed net investment income at end of period	$14,222,112	$13,746,302

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	4,459,637	$62,805,401	27,152,869	$397,038,985
Reinvestments	916,195	12,927,505	790,705	11,591,733
Redemptions	(4,292,733)	(60,917,428)	(35,094,253)	(520,414,069)

Net increase (decrease)	1,083,099	$14,815,478	(7,150,679)	$(111,783,351)

Class B
Sales	620,404	$8,640,383	1,574,399	$21,684,574
Fund subscription in kind (a)	—	—	2,010,685	29,959,203
Reinvestments	59,876	838,262	28,893	420,398
Redemptions	(1,373,558)	(19,231,792)	(1,276,649)	(17,243,560)

Net increase (decrease)	(693,278)	$(9,753,147)	2,337,328	$34,820,615

Increase (decrease) derived from capital shares transactions		$5,062,331		$(76,962,736)

(a)	Includes cash and securities amounting to $64,438 and $29,894,765, respectively. Securities were valued at market as of April 29, 2011.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pioneer Fund Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.35	$14.15	$12.28	$10.13	$15.23

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.22	0.18	0.18	0.21
Net realized and unrealized gain (loss) on investments	1.18	(0.85)	1.80	2.17	(5.17)

Total from investment operations	1.41	(0.63)	1.98	2.35	(4.96)

Less Distributions
Distributions from net investment income	(0.22)	(0.17)	(0.11)	(0.20)	(0.14)

Total distributions	(0.22)	(0.17)	(0.11)	(0.20)	(0.14)

Net Asset Value, End of Period	$14.54	$13.35	$14.15	$12.28	$10.13

Total Return (%) (b)	10.59	(4.55)	16.22	23.89	(32.84)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.68	0.69	0.69	0.74	1.04
Ratio of net expenses to average net assets (%) (c)	0.66	0.68	0.67	0.72	0.96
Ratio of net investment income to average net assets (%)	1.60	1.56	1.46	1.63	1.61
Portfolio turnover rate (%)	49	20	10	41	14
Net assets, end of period (in millions)	$875.1	$789.0	$938.0	$717.0	$39.9

	Class B
	Year Ended December 31,
	2012	2011	2010	2009(d)
Net Asset Value, Beginning of Period	$13.22	$14.04	$12.20	$9.29

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.19	0.15	0.10
Net realized and unrealized gain (loss) on investments	1.18	(0.86)	1.79	2.81

Total from investment operations	1.37	(0.67)	1.94	2.91

Less Distributions
Distributions from net investment income	(0.19)	(0.15)	(0.10)	0.00

Total distributions	(0.19)	(0.15)	(0.10)	0.00

Net Asset Value, End of Period	$14.40	$13.22	$14.04	$12.20

Total Return (%) (b)	10.38	(4.87)	15.93	31.32	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	0.94	0.94	0.99	(f)
Ratio of net expenses to average net assets (%) (c)	0.91	0.93	0.92	0.97	(f)
Ratio of net investment income to average net assets (%)	1.34	1.37	1.20	1.34	(f)
Portfolio turnover rate (%)	49	20	10	41
Net assets, end of period (in millions)	$57.1	$61.6	$32.6	$22.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(d)	Commencement of operations was 4/28/2009.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Fund Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-14

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-15

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pioneer Investment Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$5,818,821	0.700%	First $200 Million
	0.650%	$200 Million to $500 Million
	0.600%	$500 Million to $2 Billion
	0.550%	Over $2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period November 1, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $400 million
0.050%	$400 million to $500 million
0.050%	$900 million to $2 billion

Prior to November 1, 2012, the Adviser had agreed to reduce its advisory fees for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $500 million
0.025%	$1 billion to $2 billion

Amounts waived, if applicable, for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

MIST-16

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$451,144,840	$—	$438,158,353

The Portfolio engaged in security transactions with other accounts managed by Pioneer Investment Management, Inc. that amounted to $10,119,958 in purchases of investments which are included above.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$13,765,767	$12,012,131	$—	$—	$13,765,767	$12,012,131

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$14,261,231	$—	$146,025,328	$(48,531,952)	$111,754,607

MIST-17

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total
$4,263,176*	$44,268,776	$48,531,952

*	The Portfolio acquired capital losses in the merger with Capital Guardian U.S. Equity Portfolio, a series of Metropolitan Series Fund, on May 1, 2009.

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-18

Met Investors Series Trust

Pioneer Fund Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pioneer Fund Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-21

Met Investors Series Trust

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Pioneer Fund Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-22

Met Investors Series Trust

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-23

Met Investors Series Trust

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Pioneer Fund Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three- and five-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Pioneer Fund Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that in November 2012 the Adviser negotiated a reduction to the Portfolio’s sub-advisory fee schedule and is waiving an additional portion of its advisory fee in order for shareholders to benefit from this fee reduction. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited

MIST-24

Met Investors Series Trust

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Pioneer Fund Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-25

Met Investors Series Trust

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-26

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-27

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and E shares of the Pioneer Strategic Income Portfolio returned 11.62% and 11.45%, respectively. The Portfolio’s primary benchmark, the Barclays U.S. Universal Index1, returned 5.53% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Credit markets broke records in 2012, buoyed by both improving economic data in the second half of the year from Asia and the U.S.; supportive global monetary policy from central banks, particularly from the Federal Reserve (“Fed”), the European Central Bank (“ECB”), and China; and the demand for yield. Encouraging U.S. economic reports from the interest-rate sensitive sectors of housing and autos as well as improving manufacturing and export data from China late in the year contributed to investor optimism. The ECB’s decision early in the year to ensure European bank liquidity through its LTRO (Long-Term Refinancing Operations) program and in September, to help cap yields for peripheral sovereigns through its OMT (Outright Monetary Transaction) program were key factors in reducing global systemic risk. The ongoing effects of the Fed’s Operation Twist program (where it sought to depress interest rates by buying longer-dated Treasuries while selling short term bills), and its third round of quantitative easing in the third quarter, in which it made an open-ended commitment to purchase Agency Mortgage Backed Securities (“MBS”), further reduced Treasury yields, and drove investors to seek higher yielding, “risky assets”. In the wake of record corporate issuance, yields declined to all-time lows, reflecting both tighter spreads and lower Treasury yields.

Treasury yields on the 10-year bond fell from 1.87% to 1.75%, and 30-year yields rose slightly from 2.89% to 2.93%, on increased inflation concerns. The Fed’s mortgage purchase program contributed to the performance of Agency MBS, which returned 2.59% (0.91% on an excess return basis), as spreads fell 75 bps to 50 bps. Investment Grade Corporates returned 9.82%, for a 7.34% excess return, with Financials outperforming: they returned 14.65%, or 12.52% on an excess return basis. Financials, particularly European banks, benefited from the ECB’s LTRO and OMT programs. Municipals returned 6.78%, as relative yields compressed on an improving outlook for tax revenues and reduced concerns about defaults. High Yield Corporates returned 15.58%, for a 13.60% excess return, as spreads narrowed from 723 bps to 531 bps. Bank Loans returned 10.23%, as fears of rising rates declined, particularly as a result of the Fed’s commitment in the fourth quarter to maintain low rates based on specific inflation and unemployment targets. Non-Agency MBS/ABS (“Asset Backed Securities”), as represented by Floating Rate Non-Agency Asset-Backed Securities ABS, posted a strong 18.36% return, benefiting from continued improvement in the housing market, and limited new issuance. Convertible Bonds outperformed, returning 16.89%, similar to equities: the S&P 500 returned 16.00% for the year. Emerging Market assets had robust performance: Sovereigns rose 18.30% and Corporates were up 19.88%. High Yield Emerging Market Corporates returned an impressive 30.94%. Finally, Event-Linked (Catastrophe) bonds returned 10.51%, recovering from a brief sell-off caused by Hurricane Sandy. The U.S. dollar underperformed most major currencies, except the Japanese yens and had mixed performance versus Emerging Market currencies. The euro rose 1.76% against the dollar, but the dollar (as well as virtually every other currency) outperformed the Japanese yen by 12.79%, with most of that outperformance achieved in the fourth quarter, as the Bank of Japan embarked upon a policy of quantitative easing to boost its economy.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Sector allocation drove outperformance for the year, adding 403 bps, while lower relative quality contributed 174 bps and security selection added 85 bps. non-dollar currency exposure added 23 bps. With respect to sector allocation, the underweight to the U.S. Government sector was the most important factor in outperformance: the 27% underweight to U.S. Treasuries added 103 bps, while the 22% underweight to Agency MBS added 57 bps. The overweight to Corporates also helped: the 6% overweight to Financials added 51 bps, while the 6% overweight to Industrials added 25 bps. Non-benchmark asset classes made significant contributions to performance: the 11% Bank Loan exposure added 73 bps; the 7% weight in Collateralized Mortgaged Obligations (“CMOs”) added 39 bps; the 6% weight in Municipals added 19 bps; the 5% exposure to non-USD Treasuries added 16 bps; the 5% Convertibles allocation contributed 16 bps; the 1% Preferred allocation contributed 14 bps; and finally, the 2% Event-linked (Catastrophe) Bond exposure added 13 bps. Detracting from sector allocation was the 9% underweight to Government-Related sectors, which hurt by 24 bps.

The positioning of the Portfolio favored lower-rated securities in several sectors. The Industrials sector gained an additional 85 bps due to credit. In addition, Financials contributed 36 bps and Utilities added 8 bps. ABS credit contributed 24 bps, while CMBS added 15 bps. Finally, Government-related added 6 bps.

Security selection primarily reflected strong performance within Industrial issues, which added 65 bps; Financials issues added 16 bps. Within Industrials, High Yield Emerging Market and European Corporates made significant contributions. ABS issues added 9 bps, while Utilities issues underperformed by 5 bps. Within the non-dollar currency exposure, the Canadian dollar, Norwegian krone and Philippine peso outperformed, while the Indonesian rupiah detracted from performance.

Overall, interest rate factors modestly hurt performance: the approximate one year short duration position in the Portfolio detracted by 23 bps; yield curve positioning partly offset this negative impact, contributing 11 bps.

MIST-1

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

At period end we continued to maintain our long-term view of relative value, which favors Corporates over Developed Market Sovereigns. Although yields reached all-time lows and spreads have tightened to levels below long-term averages, at year end we continued to believe Corporates were attractive, based on strong fundamentals, relative value, and low default risk. Improving global economic growth and “easy” global monetary policy we feel may continue to support riskier assets such as High Yield Corporate Bonds. High Yield spreads have fallen somewhat below long-term averages, but default rates remain well below long-term averages. In light of record corporate issuance, however, creditworthiness has also declined from peak near-term quality levels reached in 2011. Consequently, we continued to upgrade the credit quality of the Portfolio, reducing exposure to lower quality high yield, and increasing the allocation to floating rate Bank Loans. We believe Bank Loans are attractive, given yield levels similar to High Yield Corporates, but with minimal interest rate risk, and a senior, secured position in the capital structure. With the Fed’s undertaking of QE3, we also believe higher yielding Emerging Markets currencies and Sovereigns offer value. We increased our positions in currencies of countries that, unlike Developed Market Sovereigns, have the potential for credit rating upgrades. We continue to maintain our exposure to Convertibles, given our preference for equities over fixed income. Finally, while we have benefited from strong performance of the Municipal Bond exposure, these securities have approached fair value. We have also positioned the Portfolio for a rising interest rate environment, with a 25% exposure to floating rate assets, a 1 year short duration position relative to the benchmark, and an underweight to the short and intermediate part of the yield curve, which we believe would be most vulnerable to a sell-off, should the market expect the Federal Reserve to raise rates.

Ken Taubes

Portfolio Manager, Executive Vice President

Pioneer Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pioneer Strategic Income Portfolio

PIONEER STRATEGIC INCOME PORTFOLIO MANAGED BY

PIONEER INVESTMENT MANAGEMENT, INC. VS. BARCLAYS U.S. UNIVERSAL INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year	Since Inception[3]
Pioneer Strategic Income Portfolio
Class A	11.62	9.04	9.16	—
Class E	11.45	—	—	9.12
Barclays U.S. Universal Index[1]	5.53	6.19	5.59	6.41

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A shares is 6/16/1994. Inception of the Class E shares is 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Issuers

% of Net Assets
U.S. Treasury Bonds	2.5
Canada Housing Trust No. 1	1.1
Fannie Mae 30 Yr. Pool	1.1
Philippine Government Bonds	1.0
Canadian Government Bonds	0.8
FREMF Mortgage Trust	0.8
Countrywide Alternative Loan Trust	0.6
Sweden Government Bonds	0.6
Ginnie Mae	0.6
Ireland Government Bonds	0.6

Top Sectors

% of Market Value of Total Investments
Foreign Bonds & Debt Securities	28.9
Domestic Bonds & Debt Securities	23.3
Floating Rate Loans	11.7
Mortgage-Backed Securities	10.4
U.S. Treasury & Government Agencies	6.5
Municipals	6.2
Convertible Bonds	4.9
Asset-Backed Securities	4.4
Cash & Cash Equivalents	1.8
Preferred Stocks	1.1

MIST-3

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pioneer Strategic Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.62%	$1,000.00	$1,062.40	$3.21
	Hypothetical*	0.62%	$1,000.00	$1,022.02	$3.15

Class E	Actual	0.77%	$1,000.00	$1,061.90	$3.99
	Hypothetical*	0.77%	$1,000.00	$1,021.27	$3.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—29.0% of Net Assets

Security Description	Principal Amount*	Value

Airlines—0.1%
TAM Capital 3, Inc. 8.375%, 06/03/21 (144A) (a)	660,000	$734,250

Beverages—0.1%
Ajecorp B.V. 6.500%, 05/14/22 (144A) (a)	960,000	1,041,600
Central American Bottling Corp. 6.750%, 02/09/22 (144A)	630,000	688,275

		1,729,875

Capital Markets—0.2%
International Finance Corp. 7.450%, 08/14/14 (BRL)	3,700,000	1,882,382

Chemicals—0.5%
Basell Finance Co. B.V. 8.100%, 03/15/27 (144A)	382,000	513,790
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI, Ltd. 5.125%, 12/12/17 (144A) (a)	600,000	605,937
Ineos Group Holdings S.A. 7.875%, 02/15/16 (144A) (EUR)	850,000	1,112,421
LyondellBasell Industries N.V. 5.000%, 04/15/19	3,470,000	3,851,700
Mexichem S.A.B. de C.V. 4.875%, 09/19/22 (144A)	300,000	324,000

		6,407,848

Coal—0.2%
Berau Coal Energy Tbk PT 7.250%, 03/13/17 (144A) (a)	1,500,000	1,481,250
Bumi Capital Pte, Ltd. 12.000%, 11/10/16 (144A)	875,000	835,625
Bumi Investment Pte, Ltd. 10.750%, 10/06/17 (144A)	500,000	447,500

		2,764,375

Commercial Banks—3.7%
Alfa Bank OJSC Via Alfa Bond Issuance plc 7.500%, 09/26/19 (144A)	2,150,000	2,280,032
Banco Continental S.A. via Continental Senior Trustees II Cayman, Ltd. 5.750%, 01/18/17 (144A)	1,000,000	1,100,000
Banco de Credito del Peru 6.875%, 09/16/26 (144A) (a) (b)	1,915,000	2,211,825
9.750%, 11/06/69 (144A) (b)	455,000	560,788
Banco do Estado do Rio Grande do Sul 7.375%, 02/02/22 (144A)	700,000	770,000
Banco GNB Sudameris S.A. 7.500%, 07/30/22 (144A)	1,400,000	1,526,000
BanColombia S.A. 5.950%, 06/03/21 (a)	845,000	980,200
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A) (a)	4,110,000	4,582,650

Commercial Banks—(Continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Zero Coupon, 03/03/15 (TRY)	3,600,000	$1,781,889
6.875%, 03/19/20 (EUR)	900,000	1,320,739
Credit Agricole S.A. 8.375%, 10/13/19 (144A) (a) (b)	1,170,000	1,246,050
HSBC Bank plc 7.650%, 05/01/25	2,100,000	2,729,586
Industrial Bank of Korea 7.125%, 04/23/14 (144A)	720,000	777,279
Intesa Sanpaolo S.p.A. 2.712%, 02/24/14 (144A) (b)	875,000	874,266
3.625%, 08/12/15 (144A)	1,900,000	1,902,293
6.500%, 02/24/21 (144A) (a)	1,175,000	1,240,062
Nordea Bank AB 4.250%, 09/21/22 (144A)	3,400,000	3,508,929
Scotia Bank Peru DPR Finance Co. 3.058%, 03/15/17 (144A) (b)	894,737	891,979
Scotiabank Peru S.A. 4.500%, 12/13/27 (144A) (a) (b)	1,900,000	1,904,750
Turkiye Is Bankasi 6.000%, 10/24/22 (144A) (a)	850,000	899,937
UBS AG 5.161%, 01/15/14 (144A) (b)	1,500,000	1,498,500
7.625%, 08/17/22 (a)	4,700,000	5,200,315
VTB Bank OJSC Via VTB Capital S.A. 6.000%, 04/12/17 (144A)	1,000,000	1,083,500
6.950%, 10/17/22 (144A) (a)	2,500,000	2,700,000

		43,571,569

Construction Materials—0.6%
Cemex Espana Luxembourg 9.875%, 04/30/19 (144A) (a)	1,420,000	1,590,400
Cemex S.A.B. de C.V. 9.000%, 01/11/18 (144A)	900,000	978,750
Corp. GEO S.A.B. de C.V. 8.875%, 03/27/22 (144A)	400,000	427,000
Desarrolladora Homex S.A.B. de C.V. 9.500%, 12/11/19 (144A) (a)	1,055,000	1,144,675
9.750%, 03/25/20 (144A) (a)	1,350,000	1,471,500
Holcim US Finance Sarl & Cie SCS 6.000%, 12/30/19 (144A) (a)	225,000	255,571
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.500%, 01/21/20 (144A)	346,000	330,430
9.750%, 02/03/22 (144A) (a)	700,000	665,000
Voto-Votorantim Overseas Trading Operations N.V. 6.625%, 09/25/19 (144A)	500,000	587,500

		7,450,826

Distributors—0.1%
Marfrig Holding Europe B.V. 8.375%, 05/09/18 (144A)	1,200,000	1,029,000

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—3.6%
Atlas Reinsurance VII, Ltd. 8.178%, 01/07/16 (144A) (b)	250,000	$248,288
ATLAS VI Capital, Ltd. 10.686%, 04/07/14 (144A) (EUR) (b)	250,000	339,772
Ausdrill Finance Pty, Ltd. 6.875%, 11/01/19 (144A) (a)	810,000	810,000
Banque PSA Finance S.A. 5.750%, 04/04/21 (144A)	2,000,000	1,969,908
Blue Danube Ltd. 6.297%, 04/10/15 (144A) (b)	250,000	257,025
Blue Fin, Ltd. 9.291%, 05/28/13 (144A) (b)	300,000	302,850
14.041%, 05/28/13 (144A) (b)	250,000	243,750
BM&FBovespa S.A. 5.500%, 07/16/20 (144A)	1,500,000	1,710,000
Caelus Re II, Ltd. 6.500%, 05/24/13 (144A) (b)	1,050,000	1,059,450
Combine Re, Ltd. 4.541%, 01/07/15 (144A) (b)	750,000	767,700
Compass Re, Ltd. 9.041%, 01/08/15 (144A) (b)	300,000	304,800
10.291%, 01/08/15 (144A) (b)	800,000	812,240
Corp. Financiera de Desarrollo S.A. 4.750%, 02/08/22 (144A)	690,000	760,725
East Lane Re V, Ltd. 9.041%, 03/16/16 (144A) (b)	250,000	268,150
East Lane Re, Ltd. 5.791%, 03/14/14 (144A) (b)	250,000	249,100
Embarcadero Reinsurance, Ltd. 6.641%, 08/04/14 (144A) (b)	250,000	252,650
5.041%, 08/07/15 (144A) (b)	1,000,000	1,019,200
GlobeCat, Ltd. 9.609%, 01/02/13 (144A) (b)	550,000	549,945
Hyundai Capital Services, Inc. 3.500%, 09/13/17 (144A)	660,000	697,722
Ibis Re II, Ltd. 8.391%, 02/05/15 (144A) (b)	500,000	513,200
Ibis Re, Ltd. 6.241%, 05/03/13 (144A) (b)	900,000	909,450
9.291%, 05/03/13 (144A) (b)	250,000	255,125
Intercorp Retail Trust 8.875%, 11/14/18 (144A)	1,050,000	1,199,625
Johnston Re, Ltd. 7.041%, 05/08/13 (144A) (b)	900,000	914,400
Kibou, Ltd. 5.291%, 02/16/15 (144A) (b)	450,000	460,035
Lakeside Re II, Ltd. 7.791%, 01/08/13 (144A) (b)	250,000	249,725
Lodestone Re, Ltd. 6.291%, 05/17/13 (144A) (b)	925,000	931,012
8.291%, 05/17/13 (144A) (b)	1,050,000	1,062,285
6.041%, 01/08/14 (144A) (b)	1,500,000	1,500,600
7.291%, 01/08/14 (144A) (b)	750,000	753,750
Longpoint Re, Ltd. 6.041%, 06/12/15 (144A) (b)	450,000	449,100

Diversified Financial Services—(Continued)
Macquarie Group, Ltd. 7.625%, 08/13/19 (144A)	1,170,000	$1,379,909
6.000%, 01/14/20 (144A) (a)	1,400,000	1,517,109
6.250%, 01/14/21 (144A) (a)	400,000	444,080
Magnesita Finance, Ltd. 8.625%, 04/05/17 (144A)	750,000	790,147
Mystic Re, Ltd. 9.041%, 03/12/15 (144A) (b)	500,000	509,450
12.041%, 03/12/15 (144A) (b)	750,000	726,525
Mythen Re, Ltd. Series 2012-2 Class A 8.710%, 01/05/17 (144A) (b)	450,000	449,415
Mythen, Ltd. 8.216%, 05/07/15 (144A) (b)	650,000	679,575
Queen Street II Capital, Ltd. 7.536%, 04/09/14 (144A) (b)	975,000	980,167
Queen Street III Capital, Ltd. 4.786%, 07/28/14 (144A) (b)	250,000	251,525
Queen Street IV Capital, Ltd. 7.541%, 04/09/15 (144A) (b)	400,000	398,840
Queen Street V Re, Ltd. 8.541%, 04/09/15 (144A) (b)	350,000	354,935
Queen Street VII Re, Ltd. 8.600%, 04/08/16 (144A) (b)	400,000	400,200
Residential Reinsurance 2010, Ltd. 6.291%, 06/06/13 (144A) (b)	1,500,000	1,517,250
4.541%, 12/06/16 (144A) (b)	550,000	548,928
Residential Reinsurance 2011, Ltd. 9.041%, 06/06/15 (144A) (b)	675,000	702,945
8.941%, 12/06/15 (144A) (b)	250,000	251,950
Residential Reinsurance 2012, Ltd. 8.000%, 06/06/16 (144A) (b)	950,000	975,840
5.791%, 12/06/16 (144A) (b)	1,250,000	1,249,750
Successor X, Ltd. 9.791%, 04/04/13 (144A) (b)	300,000	300,630
13.166%, 01/07/14 (144A) (b)	1,250,000	1,264,250
9.664%, 02/25/14 (144A) (b)	1,550,000	1,556,820
13.000%, 02/25/14 (144A) (b)	250,000	253,800
11.041%, 01/27/15 (144A) (b)	650,000	667,940
11.291%, 11/10/15 (144A) (b)	250,000	247,875
Vita Capital V, Ltd. 3.124%, 01/15/17 (144A) (b)	500,000	501,850
3.824%, 01/15/17 (144A) (b)	1,000,000	1,003,600

		41,746,887

Electric—0.8%
Dubai Electricity & Water Authority 8.500%, 04/22/15 (144A)	2,820,000	3,200,700
Instituto Costarricense de Electricidad 6.950%, 11/10/21 (144A)	1,520,000	1,732,800
Intergen N.V. 9.000%, 06/30/17 (144A) (a)	1,686,000	1,517,400
Israel Electric Corp., Ltd. 6.700%, 02/10/17 (144A) (a)	770,000	832,347
7.250%, 01/15/19 (144A) (a)	845,000	919,220
9.375%, 01/28/20 (144A)	410,000	489,064

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Star Energy Geothermal Wayang Windu, Ltd. 11.500%, 02/12/15 (144A)	1,000,000	$1,076,200

		9,767,731

Electrical Components & Equipment—0.0%
Legrand France S.A. 8.500%, 02/15/25 (a)	20,000	26,582

Engineering & Construction—0.3%
Abengoa Finance SAU 8.875%, 11/01/17 (144A) (a)	500,000	472,500
Empresas ICA S.A.B. de C.V. 8.375%, 07/24/17 (144A)	550,000	594,000
8.900%, 02/04/21 (144A) (a)	1,800,000	1,980,000

		3,046,500

Entertainment—0.5%
Codere Finance Luxembourg S.A. 9.250%, 02/15/19 (144A) (a)	2,290,000	1,740,400
Lottomatica S.p.A. 8.250%, 03/31/66 (144A) (EUR) (b)	1,957,000	2,705,843
Peermont Global Pty, Ltd. 7.750%, 04/30/14 (144A) (EUR)	920,000	1,177,924

		5,624,167

Food—0.7%
Bertin S.A. / Bertin Finance, Ltd. 10.250%, 10/05/16 (144A)	200,000	221,000
BRF - Brasil Foods S.A. 5.875%, 06/06/22 (144A) (a)	1,425,000	1,574,625
CFG Investment SAC 9.750%, 07/30/19 (144A) (a)	1,400,000	1,071,000
Independencia International, Ltd. 12.000%, 12/30/16 (144A) (c)	296,948	742
JBS Finance II, Ltd. 8.250%, 01/29/18 (144A) (a)	1,430,000	1,530,100
Marfrig Overseas, Ltd. 9.500%, 05/04/20 (144A)	1,775,000	1,539,813
Minerva Luxembourg S.A. 12.250%, 02/10/22 (144A)	800,000	962,000
Minerva Overseas II, Ltd. 10.875%, 11/15/19 (144A)	1,419,000	1,631,850

		8,531,130

Gas—0.2%
Nakilat, Inc. 6.067%, 12/31/33 (144A)	520,000	634,400
6.267%, 12/31/33 (144A)	1,299,828	1,602,509

		2,236,909

Holding Companies - Diversified—0.0%
Boart Longyear Management Pty, Ltd. 7.000%, 04/01/21 (144A)	525,000	535,500

Household Products/Wares—0.2%
Controladora Mabe S.A. C.V. 7.875%, 10/28/19 (144A)	2,121,000	$2,465,662

Insurance—1.1%
AXA S.A. 6.463%, 12/14/18 (144A) (b)	1,075,000	1,064,250
Foundation Re III, Ltd. 5.791%, 02/03/14 (144A) (b)	825,000	828,052
5.041%, 02/25/15 (b)	750,000	755,850
Montpelier Re Holdings, Ltd. 4.700%, 10/15/22 (a)	1,965,000	2,014,290
Sirius International Group, Ltd. 7.506%, 06/30/17 (144A) (b)	3,465,000	3,588,115
Validus Holdings, Ltd. 8.875%, 01/26/40 (a)	1,720,000	2,320,084
XL Group plc 6.500%, 04/15/17 (a) (b)	2,845,000	2,674,300

		13,244,941

Investment Company Security—0.3%
Gruposura Finance 5.700%, 05/18/21 (144A)	915,000	1,031,662
IPIC GMTN, Ltd. 5.500%, 03/01/22 (144A)	1,680,000	1,988,700

		3,020,362

Iron/Steel—0.6%
ArcelorMittal 6.125%, 06/01/18 (a)	1,500,000	1,521,984
6.000%, 03/01/21 (a)	1,390,000	1,388,228
Essar Steel Algoma, Inc. 9.375%, 03/15/15 (144A)	450,000	411,750
9.875%, 06/15/15 (144A) (a)	1,030,000	721,000
Ferrexpo Finance plc 7.875%, 04/07/16 (144A) (a)	650,000	633,750
Metinvest B.V. 10.250%, 05/20/15 (144A)	550,000	567,875
8.750%, 02/14/18 (144A)	1,200,000	1,173,000
Samarco Mineracao S.A. 4.125%, 11/01/22 (144A) (a)	1,275,000	1,300,500

		7,718,087

IT Services—0.1%
Seagate HDD Cayman 7.750%, 12/15/18	1,205,000	1,330,019

Media—0.5%
Grupo Televisa S.A.B. 6.000%, 05/15/18	1,080,000	1,285,686
Myriad International Holding B.V. 6.375%, 07/28/17 (144A)	1,530,000	1,732,725
Nara Cable Funding, Ltd. 8.875%, 12/01/18 (144A) (EUR)	1,660,000	2,097,085

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Ono Finance II plc 11.125%, 07/15/19 (EUR)	350,000	$445,813

		5,561,309

Metal Fabricate/Hardware—0.1%
WPE International Cooperatief UA 10.375%, 09/30/20 (144A)	900,000	783,000

Mining—1.4%
ALROSA Finance S.A. 8.875%, 11/17/14 (144A)	770,000	852,775
7.750%, 11/03/20 (144A) (a)	640,000	745,600
Anglo American Capital plc 9.375%, 04/08/14 (144A)	845,000	929,208
AngloGold Ashanti Holdings plc 5.375%, 04/15/20 (a)	1,615,000	1,669,282
5.125%, 08/01/22 (a)	680,000	690,465
Gold Fields Orogen Holding BVI, Ltd. 4.875%, 10/07/20 (144A)	4,860,000	4,783,844
KGHM International, Ltd. 7.750%, 06/15/19 (144A)	2,100,000	2,189,250
Mirabela Nickel, Ltd. 8.750%, 04/15/18 (144A)	1,025,000	886,625
Novelis, Inc. 8.375%, 12/15/17	1,160,000	1,284,700
Vedanta Resources plc 9.500%, 07/18/18 (144A) (a)	725,000	843,755
8.250%, 06/07/21 (144A)	700,000	778,750
Volcan Cia Minera SAA 5.375%, 02/02/22 (144A)	625,000	692,188

		16,346,442

Miscellaneous Manufacturing—0.1%
Ingersoll-Rand Global Holding Co., Ltd. 9.500%, 04/15/14	910,000	1,007,414

Multi-National—0.6%
Asian Development Bank 3.375%, 05/20/14 (NOK)	10,000,000	1,839,534
International Bank for Reconstruction & Development (The) 3.250%, 04/14/14 (NOK)	16,800,000	3,083,867
5.750%, 10/21/19 (AUD)	1,600,000	1,862,895

		6,786,296

Municipal—0.1%
Province of Salta Argentina 9.500%, 03/16/22 (144A)	900,000	894,188

Oil & Gas—1.4%
Canadian Natural Resources, Ltd. 5.900%, 02/01/18 (a)	717,000	864,406
Dolphin Energy, Ltd. 5.500%, 12/15/21 (144A)	470,000	549,312

Oil & Gas—(Continued)
Gazprom OAO Via Gaz Capital S.A. 8.146%, 04/11/18 (144A)	190,000	$235,315
4.950%, 07/19/22 (144A)	200,000	215,600
Gazprom OAO Via Gazprom International S.A. 7.201%, 02/01/20	458,711	513,935
National JSC Naftogaz of Ukraine 9.500%, 09/30/14	1,000,000	1,026,250
Norwegian Energy Co. AS 12.900%, 11/20/14 (NOK)	4,000,000	719,716
Novatek OAO via Novatek Finance, Ltd. 4.422%, 12/13/22 (144A) (a)	2,600,000	2,622,750
Offshore Group Investment, Ltd. 11.500%, 08/01/15 (a)	1,129,000	1,233,432
7.500%, 11/01/19 (144A)	1,000,000	1,015,000
Precision Drilling Corp. 6.625%, 11/15/20	1,100,000	1,188,000
Tengizchevroil Finance Co. SARL 6.124%, 11/15/14 (144A)	764,591	795,733
TNK-BP Finance S.A. 7.500%, 07/18/16 (144A)	1,090,000	1,267,125
6.625%, 03/20/17 (144A)	375,000	428,438
Transocean Norway Drilling AS 8.960%, 02/24/16 (NOK) (b)	3,500,000	661,239
Transocean, Inc. 6.375%, 12/15/21	3,100,000	3,774,098

		17,110,349

Oil & Gas Services—0.2%
Expro Finance Luxembourg SCA 8.500%, 12/15/16 (144A)	304,000	319,200
Weatherford International, Ltd. 9.625%, 03/01/19	1,209,000	1,579,232
5.950%, 04/15/42 (a)	475,000	517,388

		2,415,820

Packaging & Containers—0.4%
Ardagh Packaging Finance plc 9.125%, 10/15/20 (144A)	2,325,000	2,545,875
9.250%, 10/15/20 (144A) (EUR)	400,000	574,971
Nordenia International AG 9.750%, 07/15/17 (144A) (EUR)	950,000	1,448,316

		4,569,162

Pharmaceuticals—0.1%
Warner Chilcott Co. LLC / Warner Chilcott Finance LLC 7.750%, 09/15/18	1,075,000	1,150,250

Pipelines—0.1%
Transportadora de Gas del Sur S.A. 7.875%, 05/14/17 (144A)	921,000	773,640

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Provincial—0.3%
Queensland Treasury Corp. 6.000%, 08/14/13 (AUD)	138,000	$146,153
6.000%, 07/21/22 (AUD)	2,500,000	2,946,025

		3,092,178

Real Estate Investment Trusts—0.3%
Goodman Funding Pty, Ltd. 6.375%, 04/15/21 (144A)	2,450,000	2,787,943
6.000%, 03/22/22 (144A) (a)	800,000	897,958

		3,685,901

Semiconductors—0.0%
LDK Solar Co., Ltd. 10.000%, 02/28/14 (CNY)	2,000,000	172,103

Sovereign—7.6%
Bolivian Government International Bond 4.875%, 10/29/22 (144A) (a)	800,000	782,000
Brazilian Government International Bond 10.250%, 01/10/28 (BRL)	6,250,000	4,021,673
Canada Housing Trust No. 1 3.750%, 03/15/20 (144A) (CAD)	7,675,000	8,609,858
3.350%, 12/15/20 (144A) (CAD)	500,000	548,160
3.800%, 06/15/21 (144A) (CAD)	3,750,000	4,241,605
Canadian Government Bonds 2.000%, 06/01/16 (CAD)	3,780,000	3,888,874
1.500%, 03/01/17 (CAD)	4,200,000	4,246,531
4.250%, 06/01/18 (CAD)	1,485,000	1,710,863
Indonesia Recapitalization Bonds 14.250%, 06/15/13 (IDR)	7,600,000,000	823,887
14.275%, 12/15/13 (IDR)	4,350,000,000	493,079
Indonesia Treasury Bonds 12.500%, 03/15/13 (IDR)	2,400,000,000	253,301
9.000%, 09/15/13 (IDR)	1,900,000,000	203,551
7.375%, 09/15/16 (IDR)	2,600,000,000	293,477
7.000%, 05/15/22 (IDR)	4,500,000,000	529,224
7.000%, 05/15/27 (IDR)	4,400,000,000	504,202
6.125%, 05/15/28 (IDR)	4,898,000,000	525,291
8.250%, 06/15/32 (IDR)	32,495,000,000	4,119,294
Ireland Government Bonds 5.900%, 10/18/19 (EUR)	1,500,000	2,165,841
4.500%, 04/18/20 (EUR)	1,825,000	2,408,843
5.000%, 10/18/20 (EUR)	1,820,000	2,463,339
Malaysia Government Bond 3.418%, 08/15/22 (MYR)	8,800,000	2,859,637
Mexican Bonos 6.500%, 06/09/22 (MXN)	41,230,000	3,450,991
7.500%, 06/03/27 (MXN)	25,000,000	2,250,052
Norwegian Government Bonds 5.000%, 05/15/15 (NOK)	7,150,000	1,390,322
4.250%, 05/19/17 (NOK)	9,440,000	1,892,041
4.500%, 05/22/19 (NOK)	12,150,000	2,548,959
Philippine Government Bonds 8.000%, 07/19/31 (PHP)	15,800,000	493,766

Sovereign—(Continued)
5.875%, 03/01/32 (PHP)	259,350,000	$6,550,210
7.625%, 09/29/36 (PHP)	149,060,000	4,569,496
Poland Government Bonds 5.250%, 04/25/13 (PLN)	3,300,000	1,072,432
5.000%, 10/24/13 (PLN)	3,600,000	1,180,661
Russian Foreign Bond - Eurobond 4.500%, 04/04/22 (144A)	1,400,000	1,606,500
7.500%, 03/31/30 (144A) (d)	928,063	1,193,860
Sri Lanka Government International Bond 5.875%, 07/25/22 (144A)	650,000	695,500
Sweden Government Bonds 6.750%, 05/05/14 (SEK)	29,900,000	4,961,906
4.500%, 08/12/15 (SEK)	14,600,000	2,455,684
Turkey Government Bond 10.500%, 01/15/20 (TRY)	4,855,000	3,328,653
Ukraine Government International Bonds 9.250%, 07/24/17 (144A)	2,850,000	3,106,500
6.750%, 11/14/17 (144A)	300,000	297,000
7.800%, 11/28/22 (144A)	700,000	706,125

		89,443,188

Telecommunications—1.2%
Digicel, Ltd. 8.250%, 09/01/17 (144A)	1,350,000	1,458,000
7.000%, 02/15/20 (144A) (a)	400,000	432,000
Intelsat Jackson Holdings S.A. 8.500%, 11/01/19	250,000	280,625
Intelsat Luxembourg S.A. 11.500%, 02/04/17 (e)	2,154,654	2,297,400
Oi S.A. 5.750%, 02/10/22 (144A)	1,700,000	1,776,500
Qtel International Finance, Ltd. 6.500%, 06/10/14 (144A) (a)	1,030,000	1,106,735
Telefonica Emisiones SAU 6.221%, 07/03/17	2,000,000	2,230,000
Telenet Finance III Luxembourg S.C.A. 6.625%, 02/15/21 (144A) (EUR)	550,000	769,531
Telesat Canada / Telesat LLC 12.500%, 11/01/17	1,220,000	1,343,525
VimpelCom Holdings B.V. 7.504%, 03/01/22 (144A)	2,500,000	2,871,875

		14,566,191

Transportation—0.7%
Aeropuertos Dominicanos Siglo XXI S.A. 9.250%, 11/13/19 (144A)	1,000,000	1,058,750
CEVA Group plc 11.500%, 04/01/18 (144A)	1,779,000	1,503,255
Golar LNG Partners LP 7.110%, 10/12/17 (NOK) (b)	6,000,000	1,079,574
Inversiones Alsacia S.A. 8.000%, 08/18/18 (144A)	1,814,987	1,830,879

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
Viterra, Inc. 5.950%, 08/01/20 (144A)	2,760,000	$2,992,516

		8,464,974

Total Foreign Bonds & Debt Securities (Cost $318,689,483)		341,687,007

Domestic Bonds & Debt Securities—23.4%

Agriculture—0.2%
Alliance One International, Inc. 10.000%, 07/15/16 (a)	2,465,000	2,606,738

Airlines—0.1%
Delta Air Lines Pass-Through Trust 6.375%, 07/02/17	725,000	754,000
4.950%, 11/23/20	565,066	615,922

		1,369,922

Auto Manufacturers—0.1%
Navistar International Corp. 8.250%, 11/01/21 (a)	1,230,000	1,193,100

Auto Parts & Equipment—0.1%
Commercial Vehicle Group, Inc. 7.875%, 04/15/19	250,000	248,750
Titan International, Inc. 7.875%, 10/01/17	750,000	800,625

		1,049,375

Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	1,254,000	1,676,979

Chemicals—0.4%
Cytec Industries, Inc. 8.950%, 07/01/17	1,060,000	1,330,399
Eastman Chemical Co. 4.800%, 09/01/42 (a)	740,000	794,754
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, 02/01/18 (a)	640,000	660,800
9.000%, 11/15/20 (a)	655,000	600,963
Rain CII Carbon LLC / CII Carbon Corp. 8.000%, 12/01/18 (144A)	1,275,000	1,303,687

		4,690,603

Coal—0.1%
Alpha Natural Resources, Inc. 6.000%, 06/01/19 (a)	820,000	758,500

Commercial Banks—2.9%
Capital One Capital VI 8.875%, 05/15/40	1,502,000	$1,502,000
Citigroup, Inc. 5.950%, 01/30/23 (b)	1,500,000	1,520,625
Goldman Sachs Capital II 4.000%, 06/01/43 (b)	5,300,000	4,146,349
JPMorgan Chase & Co. Zero Coupon, 10/04/17 (144A) (TRY)	2,100,000	834,566
7.900%, 04/30/18 (b)	4,343,000	4,938,304
KeyBank N.A. 5.800%, 07/01/14	1,225,000	1,312,649
KeyCorp. 6.500%, 05/14/13	865,000	883,648
Mellon Funding Corp. 5.500%, 11/15/18	812,000	954,743
Morgan Stanley 6.625%, 04/01/18	2,054,000	2,423,529
5.500%, 01/26/20	1,100,000	1,235,799
5.500%, 07/28/21 (a)	1,000,000	1,137,346
4.875%, 11/01/22 (a)	450,000	466,836
PNC Bank N.A. 6.000%, 12/07/17	699,000	842,293
PNC Financial Services Group, Inc. 8.250%, 05/21/13 (b)	2,749,000	2,810,853
6.750%, 08/01/21 (a) (b)	3,570,000	4,071,574
PNC Preferred Funding Trust III 8.700%, 03/15/13 (144A) (b)	900,000	909,906
Sovereign Bank 8.750%, 05/30/18	2,655,000	3,139,482
Wachovia Bank N.A. 6.000%, 11/15/17	1,215,000	1,458,572

		34,589,074

Commercial Services—0.8%
Amherst College 3.794%, 11/01/42	400,000	391,342
Board of Trustees of The Leland Stanford Junior University (The) 4.750%, 05/01/19	950,000	1,123,426
Bowdoin College 4.693%, 07/01/2112	800,000	758,023
Catholic Health Initiatives 4.350%, 11/01/42	1,950,000	1,997,024
Massachusetts Institute of Technology 5.600%, 07/01/2111	800,000	1,168,178
Tufts University 5.017%, 04/15/2112	2,700,000	3,016,176
University of Southern California 5.250%, 10/01/2111	550,000	708,968

		9,163,137

Construction Materials—0.5%
Masco Corp. 7.125%, 03/15/20	2,905,000	3,384,630

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Construction Materials—(Continued)
5.950%, 03/15/22 (a)	1,425,000	$1,582,437
Texas Industries, Inc. 9.250%, 08/15/20 (a)	425,000	457,937
USG Corp. 8.375%, 10/15/18 (144A)	667,000	743,705

		6,168,709

Diversified Financial Services—2.3%
Alterra Finance LLC 6.250%, 09/30/20	2,100,000	2,430,225
American Honda Finance Corp. 6.700%, 10/01/13 (144A)	1,300,000	1,359,290
Cantor Fitzgerald L.P. 7.875%, 10/15/19 (144A)	3,075,000	3,194,003
Capital One Bank USA N.A. 8.800%, 07/15/19	720,000	976,233
General Electric Capital Corp. 7.125%, 06/15/22 (b)	2,800,000	3,177,334
Hyundai Capital America 4.000%, 06/08/17 (144A)	200,000	216,073
Janus Capital Group, Inc. 6.700%, 06/15/17	360,000	411,851
Jefferies Group, Inc. 5.125%, 04/13/18 (a)	1,125,000	1,186,875
6.875%, 04/15/21 (a)	3,325,000	3,740,625
Merrill Lynch & Co., Inc. 5.450%, 02/05/13	1,097,000	1,101,787
5.000%, 02/03/14	168,000	174,875
7.750%, 05/14/38	3,200,000	4,178,688
Scottrade Financial Services, Inc. 6.125%, 07/11/21 (144A)	2,500,000	2,575,825
SLM Corp. 4.000%, 07/25/14 (b)	989,000	1,000,383
Springleaf Finance Corp. 6.900%, 12/15/17	1,522,000	1,369,800
TD Ameritrade Holding Corp. 5.600%, 12/01/19 (a)	500,000	594,280

		27,688,147

Electric—1.1%
Commonwealth Edison Co. 6.950%, 07/15/18	1,100,000	1,352,055
FPL Energy American Wind LLC 6.639%, 06/20/23 (144A)	320,560	308,423
FPL Energy Wind Funding LLC 6.876%, 06/27/17 (144A)	261,225	228,572
Juniper Generation LLC 6.790%, 12/31/14 (144A)	20,046	18,743
Kiowa Power Partners LLC 5.737%, 03/30/21 (144A)	900,000	952,230
New York State Electric & Gas Corp. 6.150%, 12/15/17 (144A)	950,000	1,070,801
NRG Energy, Inc. 7.625%, 05/15/19 (a)	2,100,000	2,257,500

Electric—(Continued)
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A)	867,000	$897,345
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	835,093	900,985
PPL Capital Funding, Inc. 6.700%, 03/30/67 (b)	450,000	476,314
Public Service Co. of New Mexico 7.950%, 05/15/18	625,000	760,275
Southern California Edison Co. 6.250%, 02/01/22 (b)	1,575,000	1,717,385
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. 15.000%, 04/01/21	650,000	224,250
West Penn Power Co. 5.950%, 12/15/17 (144A)	1,197,000	1,422,428

		12,587,306

Electrical Components & Equipment—0.1%
Coleman Cable, Inc. 9.000%, 02/15/18	816,000	881,280

Electronics—0.1%
Viasystems, Inc. 7.875%, 05/01/19 (144A)	1,100,000	1,083,500

Energy-Alternate Sources—0.0%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	311,384	336,059

Engineering & Construction—0.2%
ABB Finance USA, Inc. 4.375%, 05/08/42	1,140,000	1,242,732
Dycom Investments, Inc. 7.125%, 01/15/21	1,000,000	1,062,500

		2,305,232

Entertainment—0.2%
Mashantucket Pequot Tribe 8.500%, 11/15/15 (144A) (c) (l)	1,670,000	116,900
Scientific Games International, Inc. 9.250%, 06/15/19	590,000	659,325
6.250%, 09/01/20 (144A)	750,000	775,313
Shingle Springs Tribal Gaming Authority 9.375%, 06/15/15 (144A)	635,000	625,475

		2,177,013

Food—0.3%
JBS USA LLC / JBS USA Finance, Inc. 8.250%, 02/01/20 (144A) (a)	600,000	639,000
Kraft Foods, Inc. 6.500%, 02/09/40	1,850,000	2,494,303

		3,133,303

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Forest Products & Paper—0.1%
Appleton Papers, Inc. 10.500%, 06/15/15 (144A)	600,000	$639,000

Gas—0.1%
Southern Union Co. 3.330%, 11/01/66 (b)	900,000	775,125

Healthcare-Products—0.2%
Physio-Control International, Inc. 9.875%, 01/15/19 (144A)	2,400,000	2,646,000

Healthcare-Services—0.7%
AMERIGROUP Corp. 7.500%, 11/15/19	1,250,000	1,506,250
Gentiva Health Services, Inc. 11.500%, 09/01/18 (a)	2,300,000	2,185,000
HCA, Inc. 7.190%, 11/15/15	10,000	11,050
8.500%, 04/15/19	417,000	467,040
6.500%, 02/15/20	350,000	394,625
8.360%, 04/15/24	50,000	54,125
7.690%, 06/15/25	50,000	51,375
NYU Hospitals Center 4.428%, 07/01/42	1,800,000	1,754,543
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc. 7.750%, 02/01/19 (144A)	1,500,000	1,560,000

		7,984,008

Home Builders—0.2%
Meritage Homes Corp. 7.000%, 04/01/22 (a)	2,500,000	2,731,250

Home Furnishings—0.1%
Whirlpool Corp. 5.500%, 03/01/13	1,422,000	1,433,481

Household Products/Wares—0.3%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 7.125%, 04/15/19	1,300,000	1,404,000
9.875%, 08/15/19	705,000	757,875
Yankee Candle Co., Inc. 9.750%, 02/15/17	1,684,000	1,757,692

		3,919,567

Insurance—2.5%
Delphi Financial Group, Inc. 7.875%, 01/31/20	2,190,000	2,682,463
Genworth Financial, Inc. 7.200%, 02/15/21 (a)	2,640,000	2,855,611
7.625%, 09/24/21 (a)	1,150,000	1,271,155
Hanover Insurance Group, Inc. (The) 7.500%, 03/01/20	325,000	385,825

Insurance—(Continued)
7.625%, 10/15/25	2,016,000	$2,511,301
Ironshore Holdings US, Inc. 8.500%, 05/15/20 (144A)	1,635,000	1,813,485
Liberty Mutual Group, Inc. 7.300%, 06/15/14 (144A)	394,000	423,185
7.000%, 03/07/67 (144A) (b)	1,632,000	1,629,960
10.750%, 06/15/88 (144A) (b)	328,000	492,000
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)	2,600,000	2,683,923
Lincoln National Corp. 6.050%, 04/20/67 (a) (b)	2,382,000	2,384,978
OneBeacon US Holdings, Inc. 4.600%, 11/09/22	1,500,000	1,545,354
Platinum Underwriters Finance, Inc. 7.500%, 06/01/17 (a)	2,214,000	2,482,483
Protective Life Corp. 7.375%, 10/15/19 (a)	1,925,000	2,343,112
Prudential Financial, Inc. 6.200%, 01/15/15	215,000	237,557
5.875%, 09/15/42 (b)	1,200,000	1,264,500
5.625%, 06/15/43 (a) (b)	1,750,000	1,822,275
8.875%, 06/15/68 (a) (b)	915,000	1,116,300

		29,945,467

Internet—0.1%
Expedia, Inc. 5.950%, 08/15/20 (a)	675,000	752,169

Iron/Steel—0.2%
Allegheny Technologies, Inc. 9.375%, 06/01/19	1,135,000	1,445,853
Commercial Metals Co. 7.350%, 08/15/18 (a)	1,315,000	1,433,350

		2,879,203

Lodging—0.2%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.375%, 03/15/22 (a)	2,115,000	2,257,763

Machinery-Construction & Mining—0.1%
Ormat Funding Corp. 8.250%, 12/30/20	900,339	841,817
Terex Corp. 6.000%, 05/15/21	400,000	423,000

		1,264,817

Machinery-Diversified—0.0%
Cummins, Inc. 6.750%, 02/15/27	393,000	489,371

Media—0.1%
Time Warner Cable, Inc. 8.750%, 02/14/19	198,000	267,468

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
8.250%, 04/01/19	313,000	$417,055

		684,523

Metal Fabricate/Hardware—0.2%
Mueller Water Products, Inc. 7.375%, 06/01/17 (a)	1,096,000	1,137,100
Valmont Industries, Inc. 6.625%, 04/20/20	940,000	1,108,372

		2,245,472

Mining—0.2%
Alcoa, Inc. 6.150%, 08/15/20 (a)	1,280,000	1,400,087
Noranda Aluminum Acquisition Corp. 4.524%, 05/15/15 (b) (e)	507	479
Southern Copper Corp. 5.375%, 04/16/20 (a)	395,000	455,272

		1,855,838

Miscellaneous Manufacturing—0.1%
American Railcar Industries, Inc. 7.500%, 03/01/14	1,068,000	1,081,350
Park-Ohio Industries, Inc. 8.125%, 04/01/21	500,000	533,750

		1,615,100

Oil & Gas—2.0%
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	1,130,000	1,226,050
EP Energy LLC / EP Energy Finance, Inc. 9.375%, 05/01/20 (a)	1,750,000	1,981,875
Frontier Oil Corp. 6.875%, 11/15/18 (a)	400,000	432,000
Linn Energy LLC / Linn Energy Finance Corp. 8.625%, 04/15/20	825,000	903,375
Newfield Exploration Co. 5.625%, 07/01/24	1,625,000	1,759,062
Oasis Petroleum, Inc.
6.875%, 01/15/23	2,050,000	2,208,875
Plains Exploration & Production Co.
8.625%, 10/15/19 (a)	1,025,000	1,171,063
6.750%, 02/01/22	3,505,000	3,951,887
Quicksilver Resources, Inc.
7.125%, 04/01/16 (a)	667,000	536,935
Samson Investment Co.
9.750%, 02/15/20 (144A)	865,000	919,063
SandRidge Energy, Inc.
8.000%, 06/01/18 (144A)	497,000	529,305
7.500%, 03/15/21	625,000	671,875
Stone Energy Corp.
8.625%, 02/01/17	900,000	970,875
Swift Energy Co.
7.875%, 03/01/22	750,000	787,500

Oil & Gas—(Continued)
Tesoro Corp.
5.375%, 10/01/22 (a)	1,630,000	$1,744,100
Unit Corp.
6.625%, 05/15/21 (144A)	875,000	902,344
Valero Energy Corp.
9.375%, 03/15/19	1,230,000	1,693,955
W&T Offshore, Inc.
8.500%, 06/15/19 (a)	600,000	648,000
XTO Energy, Inc.
6.250%, 04/15/13	30,000	30,473

		23,068,612

Oil & Gas Services—0.3%
Calfrac Holdings L.P.
7.500%, 12/01/20 (144A)	500,000	497,500
Exterran Holdings, Inc.
7.250%, 12/01/18 (a)	1,525,000	1,624,125
SESI LLC
7.125%, 12/15/21	1,460,000	1,631,550

		3,753,175

Packaging & Containers—0.1%
AEP Industries, Inc.
8.250%, 04/15/19	290,000	311,750
Graphic Packaging International, Inc.
7.875%, 10/01/18	685,000	760,350

		1,072,100

Pipelines—1.7%
Buckeye Partners L.P.
6.050%, 01/15/18 (a)	505,000	569,137
DCP Midstream LLC
9.750%, 03/15/19 (144A)	1,267,000	1,678,078
Enterprise Products Operating LLC
8.375%, 08/01/66 (b)	1,059,000	1,209,531
7.000%, 06/01/67 (a) (b)	678,000	731,116
Kinder Morgan Energy Partners L.P.
5.950%, 02/15/18	1,559,000	1,868,717
4.150%, 03/01/22 (a)	2,300,000	2,496,786
Plains All American Pipeline LP / PAA Finance Corp.
6.125%, 01/15/17 (a)	1,467,000	1,731,507
Questar Pipeline Co.
5.830%, 02/01/18	1,441,000	1,695,496
Rockies Express Pipeline LLC
5.625%, 04/15/20 (144A) (a)	1,575,000	1,555,312
Spectra Energy Capital LLC
6.200%, 04/15/18	1,109,000	1,351,901
6.750%, 07/15/18	600,000	710,865
Sunoco Logistics Partners Operations LP
6.100%, 02/15/42	1,700,000	1,962,290
Williams Cos., Inc. (The)
7.750%, 06/15/31	1,549,000	1,981,684

		19,542,420

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

Security Description	Principal Amount*	Value

Real Estate—0.2%
Forest City Enterprises, Inc.
7.625%, 06/01/15	11,000	$11,014
WEA Finance LLC
7.125%, 04/15/18 (144A)	1,651,000	2,036,673

		2,047,687

Real Estate Investment Trusts—1.4%
Alexandria Real Estate Equities, Inc.
4.600%, 04/01/22	575,000	618,335
BioMed Realty L.P.
4.250%, 07/15/22	685,000	715,977
CubeSmart LP
4.800%, 07/15/22	550,000	598,489
DDR Corp.
7.500%, 04/01/17	1,495,000	1,794,899
4.625%, 07/15/22	430,000	470,174
Digital Realty Trust L.P.
4.500%, 07/15/15	900,000	958,181
5.875%, 02/01/20	350,000	400,501
Health Care REIT, Inc.
6.200%, 06/01/16 (a)	535,000	610,801
Healthcare Realty Trust, Inc.
6.500%, 01/17/17	1,130,000	1,293,204
5.750%, 01/15/21 (a)	630,000	709,201
Highwoods Realty LP
3.625%, 01/15/23	1,525,000	1,496,476
Hospitality Properties Trust
7.875%, 08/15/14	1,535,000	1,639,091
5.000%, 08/15/22 (a)	1,480,000	1,568,732
Mack-Cali Realty L.P.
4.500%, 04/18/22 (a)	910,000	972,333
Sabra Health Care L.P. / Sabra Capital Corp.
8.125%, 11/01/18	200,000	214,250
Senior Housing Properties Trust
6.750%, 04/15/20	2,235,000	2,550,093

		16,610,737

Retail—0.2%
CVS Pass-Through Trust
5.773%, 01/10/33 (144A)	896,983	1,060,958
Ferrellgas L.P. / Ferrellgas Finance Corp.
6.500%, 05/01/21	800,000	796,000
Star Gas Partners L.P. / Star Gas Finance Co.
8.875%, 12/01/17	902,000	920,040

		2,776,998

Savings & Loans—0.1%
Astoria Financial Corp.
5.000%, 06/19/17	1,700,000	1,808,299

Semiconductors—0.0%
KLA-Tencor Corp.
6.900%, 05/01/18	154,000	185,202

Software—0.1%
Allen Systems Group, Inc.
10.500%, 11/15/16 (144A)	624,000	$468,000
First Data Corp.
8.250%, 01/15/21 (144A)	433,000	435,165

		903,165

Telecommunications—2.0%
CenturyLink, Inc.
7.600%, 09/15/39	700,000	728,718
Cincinnati Bell, Inc.
8.250%, 10/15/17	1,442,000	1,560,965
8.750%, 03/15/18 (a)	696,000	722,100
8.375%, 10/15/20 (a)	1,408,000	1,531,200
CommScope, Inc.
8.250%, 01/15/19 (144A)	680,000	748,000
Crown Castle Towers LLC
6.113%, 01/15/40 (144A)	785,000	946,905
4.883%, 08/15/40 (144A)	1,600,000	1,808,294
Frontier Communications Corp.
8.500%, 04/15/20 (a)	1,175,000	1,357,125
8.750%, 04/15/22 (a)	1,950,000	2,271,750
GCI, Inc.
8.625%, 11/15/19	370,000	394,975
GeoEye, Inc.
9.625%, 10/01/15	600,000	666,000
GTP Acquisition Partners I LLC
7.628%, 06/15/41 (144A)	1,800,000	1,902,481
GTP Cellular Sites LLC
3.721%, 03/15/42 (144A)	600,000	616,329
GTP Towers Issuer LLC
4.436%, 02/15/40 (144A)	1,980,000	2,065,157
MetroPCS Wireless, Inc.
7.875%, 09/01/18 (a)	1,000,000	1,087,500
6.625%, 11/15/20	875,000	932,969
PAETEC Holding Corp.
8.875%, 06/30/17	500,000	538,750
9.875%, 12/01/18 (a)	500,000	575,000
Richland Towers Funding LLC / Management Funding
7.870%, 03/15/41 (144A)	625,000	642,568
WCP Wireless Site Funding LLC
6.829%, 11/15/40 (144A)	750,000	813,757
Windstream Corp. 8.125%, 09/01/18 (a)	400,000	439,000
7.750%, 10/15/20 (a)	1,000,000	1,085,000

		23,434,543

Transportation—0.1%
Swift Services Holdings, Inc. 10.000%, 11/15/18 (a)	700,000	771,750

Trucking & Leasing—0.2%
GATX Corp. 6.000%, 02/15/18	1,896,000	2,118,939

Total Domestic Bonds & Debt Securities (Cost $246,686,427)		275,669,758

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (b)—11.7%

Security Description	Principal Amount*	Value

Advertising—0.2%
Affinion Group, Inc. Term Loan 6.500%, 07/16/15	1,367,015	$1,259,151
inVentiv Health, Inc. Term Loan 6.500%, 08/04/16	920,179	897,175

		2,156,326

Aerospace/Defense—0.3%
DAE Aviation Holdings, Inc. Term Loan 6.250%, 10/29/18	1,454,036	1,475,847
6.250%, 11/02/18	659,165	669,052
DigitalGlobe, Inc. Term Loan 5.750%, 10/07/18	1,178,100	1,183,996
DynCorp International LLC Term Loan 6.250%, 07/07/16	269,435	271,064
Hunter Defense Technologies, Inc. First Lien Term Loan 3.510%, 08/22/14	549,969	511,471

		4,111,430

Airlines—0.2%
Allegiant Travel Co. Term Loan 5.750%, 03/10/17	982,500	981,272
Delta Air Lines, Inc. Term Loan 5.250%, 10/18/18	1,000,000	1,010,750

		1,992,022

Auto Manufacturers—0.3%
Chrysler Group LLC Term Loan 6.000%, 05/24/17	3,068,275	3,137,741
HHI Holdings LLC First Lien Term Loan 6.000%, 10/03/18	750,000	760,312

		3,898,053

Auto Parts & Equipment—0.5%
Delphi Corp. Term Loan 3.500%, 03/31/17	1,159,500	1,167,831
Federal-Mogul Corp. Term Loan 2.148%, 12/29/14	565,013	521,930
2.148%, 12/28/15	288,272	266,291
Goodyear Tire & Rubber Co. (The) Second Lien Term Loan 4.750%, 04/30/19	750,000	756,563

Auto Parts & Equipment—(Continued)
Remy International, Inc. Term Loan 6.250%, 12/16/16	621,787	$627,485
TI Automotive Systems LLC Term Loan 6.750%, 03/14/18	1,250,550	1,263,055
Tomkins LLC Term Loan 4.250%, 09/29/16	297,225	299,578
UCI International, Inc. Term Loan 5.500%, 07/26/17	980,000	989,188

		5,891,921

Building Products—0.0%
Custom Building Products, Inc. Term Loan 6.000%, 12/12/19	525,000	525,218

Chemicals—0.5%
Chemtura Corp. Term Loan 5.500%, 08/27/16	855,000	868,629
DuPont Performance Coatings, Inc. Bridge Term loan 0.000%, 10/24/13 (f)	3,600,000	3,600,000
Huntsman International LLC Extended Term Loan 2.757%, 04/19/17	153,156	153,610
Ineos U.S. Finance LLC Term Loan 6.500%, 05/04/18	461,513	467,152
Univar, Inc. Term Loan 5.000%, 06/30/17	1,185,800	1,184,116

		6,273,507

Coal—0.1%
Walter Energy, Inc. Term Loan 5.750%, 04/02/18	704,857	710,583

Commercial Services—0.2%
Aquilex Holdings LLC Term Loan 8.750%, 04/01/16	134,676	135,013
Interactive Data Corp. Term Loan 4.500%, 02/12/18	1,182,047	1,190,168
Scitor Corp. Term Loan 5.000%, 02/15/17	463,977	463,544

		1,788,725

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (b)—(Continued)

Security Description	Principal Amount*	Value

Construction Materials—0.3%
Fairmount Minerals, Ltd. Term Loan 5.250%, 03/15/17	1,018,750	$1,016,417
Preferred Sands Holdings Co. Term Loan 7.500%, 12/15/16	2,890,800	2,688,444
U.S. Silica Co. Incremental Term Loan 4.750%, 06/01/17	369,375	371,222

		4,076,083

Containers & Packaging—0.0%
BWAY Corp. Term Loan 4.500%, 07/10/17	225,000	227,166
Reynolds Group Holdings, Inc. Term Loan 4.750%, 09/28/18	249,375	252,618

		479,784

Diversified Financial Services—0.0%
LPL Holdings, Inc. Term Loan 4.000%, 03/29/19	446,625	451,649

Electric—0.5%
AES Corp. (The) Term Loan 4.250%, 06/01/18	1,110,070	1,123,945
Calpine Corp. Term Loan 4.500%, 04/02/18	1,208,475	1,222,421
NRG Energy, Inc. Term Loan 4.000%, 07/02/18	911,125	922,459
NSG Holdings LLC Term Loan 5.750%, 12/03/19	710,000	722,425
Race Point Power Term Loan 7.750%, 01/11/18	287,270	286,552
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. Extended Term Loan 4.746%, 10/10/17	1,710,495	1,143,894

		5,421,696

Electrical Components & Equipment—0.1%
Pelican Products, Inc. First Lien Delayed Draw Term Loan 7.000%, 07/11/18	601,975	598,213

Electronics—0.3%
Aeroflex, Inc. Term Loan 5.750%, 05/09/18	920,017	$928,454
Dealer Computer Services, Inc. Term Loan 3.750%, 04/20/18	80,043	80,473
Flextronics International, Ltd. Delayed Draw Term Loan 2.462%, 10/01/14	365,369	366,191
Term Loan 2.462%, 10/01/14	1,731,907	1,735,804

		3,110,922

Entertainment—0.1%
Pinnacle Entertainment, Inc. Incremental Term Loan 4.000%, 03/19/19	794,000	801,940
Six Flags Theme Parks, Inc. Term Loan 4.000%, 12/20/18	710,810	715,061

		1,517,001

Environmental Control—0.2%
Synagro Technologies, Inc. Term Loan 2.308%, 04/02/14	213,619	193,504
Waste Industries USA., Inc. Term Loan 4.750%, 03/17/17	907,990	913,098
WCA Waste System, Inc. Term Loan 5.500%, 03/22/18	660,013	664,962

		1,771,564

Food—0.2%
Advance Pierre Foods, Inc. Term loan 5.750%, 07/10/17	225,000	227,813
Del Monte Foods Co. Term Loan 4.500%, 03/08/18	714,276	716,618
Pinnacle Foods Holdings Corp. Term Loan
4.750%, 10/17/18	994,987	1,004,753

		1,949,184

Healthcare-Products—0.2%
AssuraMed Holding, Inc. First Lien Term Loan
5.500%, 10/24/19	400,000	404,876
Fresenius U.S. Finance I, Inc. Term Loan
3.500%, 09/10/14	457,675	459,201

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (b)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Immucor, Inc. Term Loan
5.750%, 08/17/18	1,555,372	$1,578,026
MedAssets, Inc. Term Loan
4.000%, 11/30/19	435,000	436,196

		2,878,299

Healthcare-Services—1.3%
Accentcare, Inc. Term Loan
6.500%, 12/22/16	491,021	382,996
Alliance Healthcare Services, Inc. Term Loan
7.250%, 06/01/16	765,253	760,471
Ardent Medical Services, Inc. First Lien Term Loan
7.250%, 09/15/15	1,250,437	1,256,689
Term Loan
7.250%, 05/23/18	430,000	435,106
Aveta Holdings LLC Term Loan
0.000%, 10/09/17 (f)	509,474	510,111
0.000%, 10/26/17 (f)	370,526	368,674
Carestream Health, Inc. Term Loan
5.000%, 02/25/17	834,669	833,104
Gentiva Health Services, Inc Term Loan
6.500%, 08/17/16	2,544,177	2,513,647
Hanger Orthopedic Group, Inc. Term Loan
4.000%, 12/01/16	1,222,083	1,226,666
HCA, Inc. Extended Term Loan
3.561%, 03/31/17	251,355	252,415
3.462%, 05/01/18	104,810	105,217
Iasis Healthcare LLC Term Loan
5.000%, 05/03/18	712,313	715,429
Kindred Healthcare, Inc. Term Loan
5.250%, 06/01/18	1,595,700	1,563,387
ON Assignment, Inc. Term Loan 5.000%, 05/15/19	1,029,722	1,043,880
Select Medical Corp. Term Loan 5.500%, 06/01/18	1,797,625	1,809,759
Universal Health Services, Inc. Term Loan 3.750%, 11/15/16	505,813	509,819
Virtual Radiologic Corp. Term Loan 7.750%, 12/22/16	1,323,000	1,164,240

		15,451,610

Home Builders—0.0%
Hillman Companies, Inc. Term Loan 5.000%, 05/27/16	268,129	$270,029

Home Furnishings—0.3%
Tempur-Pedic International, Inc. Bridge Term Loan 0.000%, 09/27/13 (f)	1,965,000	1,965,000
Term Loan 0.000%, 12/12/19 (f)	1,985,000	2,013,008

		3,978,008

Household Products—0.1%
Revlon Consumer Products Corp. Term Loan 4.750%, 11/17/17	776,087	782,836
Yankee Candle Co., Inc. Term Loan 5.250%, 04/02/19	834,892	844,940

		1,627,776

Insurance—0.9%
Alliant Holdings I, Inc. Term Loan 0.000%, 12/20/19 (f)	500,000	502,187
CNO Financial Group, Inc. Term Loan 5.000%, 09/20/18	862,172	871,730
Confie Seguros Holding II Co. Term Loan 6.500%, 10/20/18	3,450,000	3,425,574
Hub International, Ltd. Incremental Term Loan 6.750%, 12/13/17	1,035,426	1,048,534
USI Holdings Corp. Term Loan 0.000%, 12/27/19 (f)	4,610,000	4,606,174

		10,454,199

Internet Software & Services—0.0%
Autotrader.com, Inc. Term Loan 4.000%, 12/15/16	368,438	372,466

IT Services—0.3%
Expert Global Solutions, Inc. Term Loan 8.000%, 04/03/18	2,569,957	2,582,011
TASC, Inc. Term Loan 4.500%, 12/18/15	727,609	727,685

		3,309,696

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (b)—(Continued)

Security Description	Principal Amount*	Value

Machinery-Construction & Mining—0.0%
Terex Corp. Term Loan 4.500%, 04/28/17	419,698	$425,996

Media—0.5%
Cengage Learning Acquisitions, Inc. Term Loan 2.720%, 07/03/14	734,496	582,349
Charter Communications Operating LLC Extended Term Loan 3.470%, 09/06/16	682,387	686,778
Term Loan 4.000%, 05/15/19	302,713	305,853
HMH Holding, Inc. Term Loan 7.250%, 06/01/18	411,888	414,462
Kasima LLC Term Loan 5.000%, 03/31/17	835,125	839,301
Mediacom Broadband LLC Term Loan 4.500%, 10/23/17	975,000	980,484
Truven Health Analytics, Inc. Term Loan 5.750%, 06/01/19	1,293,500	1,296,734
WideOpenWest Finance LLC First Lien Term Loan 6.250%, 07/17/18	566,155	573,458

		5,679,419

Mining—0.3%
Novelis, Inc. Term Loan 4.000%, 03/10/17	808,502	817,496
SunCoke Energy, Inc. Term Loan 4.000%, 07/26/18	369,376	370,300
Waupaca Foundry, Inc. Term Loan 5.750%, 06/29/17	1,833,047	1,842,212

		3,030,008

Oil & Gas—0.4%
Frac Tech International LLC Term Loan 8.500%, 05/06/16	1,474,994	1,230,883
Glenn Pool Oil & Gas Trust Term Loan 4.500%, 05/02/16	1,735,784	1,744,463
Samson Investments Co. Second Lien Term Loan 6.000%, 09/25/18	2,200,000	2,226,587

		5,201,933

Packaging & Containers—0.4%
Exopack LLC Term Loan 6.500%, 05/31/17	3,481,975	$3,499,385
Ranpak Corp. Term Loan 4.750%, 04/20/17	718,804	715,810

		4,215,195

Pharmaceuticals—0.7%
Aptalis Pharma, Inc. Term Loan 5.500%, 02/10/17	1,641,500	1,652,449
Endo Pharmaceuticals Holdings, Inc. Term Loan 4.000%, 06/18/18	275,229	278,322
Grifols, Inc. Term Loan 4.500%, 06/01/17	2,548,611	2,576,391
Par Pharmaceutical Cos., Inc. Term Loan 5.000%, 09/30/19	1,511,213	1,512,006
RPI Finance Trust Incremental Term Loan 4.000%, 11/09/18	1,407,296	1,424,451
Valeant Pharmaceuticals International, Inc. Term Loan 5.500%, 10/24/19	400,000	402,874

		7,846,493

Retail—0.4%
DineEquity, Inc. Term Loan 4.250%, 10/19/17	297,067	300,016
Dunkin’ Brands Group, Inc. Term Loan 4.000%, 11/23/17	1,905,436	1,923,404
Pilot Travel Centers LLC Term Loan 3.750%, 03/30/18	678,258	683,416
Rite Aid Corp. Term Loan 4.500%, 03/02/18	1,138,173	1,137,820
Wendy’s International, Inc. Term Loan 4.750%, 05/15/19	1,147,125	1,161,464

		5,206,120

Semiconductors—0.2%
Freescale Semiconductor, Inc. Extended Term Loan 4.464%, 12/01/16	993,502	974,695
Microsemi Corp. Term Loan 4.000%, 02/02/18	818,458	826,987

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Floating Rate Loans (b)—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
Semtech Corp. Term Loan 4.250%, 03/20/17	383,075	$387,145

		2,188,827

Software—0.4%
Cinedigm Digital Funding I LLC Term Loan 5.250%, 04/29/16	385,030	386,715
First Data Corp. Extended Term Loan 5.211%, 03/24/17	28,291	27,858
4.211%, 03/23/18	372,933	355,537
IMS Health, Inc. Term Loan 4.500%, 08/25/17	645,708	651,891
Nuance Communications, Inc. Term Loan 3.220%, 03/31/16	729,686	734,612
Rovi Solutions Corp. Term Loan 4.000%, 03/29/19	1,141,375	1,140,662
Verint Systems, Inc. Term Loan 4.500%, 10/27/17	566,375	570,801
Vertafore, Inc. Term Loan 5.250%, 07/29/16	372,403	376,284

		4,244,360

Telecommunications—0.6%
CommScope, Inc. Term Loan 4.250%, 01/12/18	623,652	628,458
Intelsat Jackson Holdings, Ltd. Term Loan 3.210%, 02/03/14	450,000	450,563
MetroPCS Wireless, Inc. Incremental Term Loan 4.000%, 03/16/18	982,485	986,523
Riverbed Technology, Inc., Term Loan 4.000%, 12/13/19	2,360,000	2,386,550
Telesat Canada / Telesat LLC Term Loan 4.250%, 03/28/19	2,587,000	2,612,223

		7,064,317

Trading Companies & Distributors—0.3%
WESCO Distribution, Inc., Term Loan 4.500%, 12/12/19	3,155,000	3,177,353

Transportation—0.4%
CEVA Group plc Term Loan 5.311%, 08/31/16	316,996	$306,101
5.313%, 08/31/16	809,650	781,822
Dematic S.A. Term Loan 0.000%, 12/11/19 (f)	1,230,000	1,234,612
Ozburn-Hessey Holding Co. LLC Term Loan 8.250%, 04/08/16	589,000	589,000
Swift Transportation Co., Inc. Term Loan 3.959%, 10/23/17	975,000	980,850
5.000%, 12/21/17	462,285	467,872

		4,360,257

Total Floating Rate Loans (Cost $136,435,995)		137,706,242

Mortgage-Backed Securities—10.3%

Collateralized Mortgage Obligations—6.5%
Adjustable Rate Mortgage Trust 2.743%, 03/25/35 (b)	605,195	568,152
American Home Mortgage Investment Trust 2.510%, 06/25/45 (b)	860,792	858,592
Banc of America Alternative Loan Trust 5.000%, 07/25/19	1,034,788	1,059,345
5.500%, 01/25/20	750,476	765,032
5.750%, 04/25/33	931,460	1,014,818
5.500%, 09/25/33	812,977	831,275
6.000%, 03/25/34	1,154,719	1,197,477
6.000%, 04/25/34	345,181	342,718
5.250%, 05/25/34	746,766	761,028
6.000%, 11/25/34	197,239	193,891
Banc of America Funding Corp. 5.750%, 10/25/35	242,524	244,266
5.500%, 01/25/36	1,002,715	1,018,423
Banc of America Funding Corp. 0.337%, 08/26/36 (144A) (b)	788,775	799,824
Banc of America Mortgage 2003-H Trust 3.121%, 09/25/33 (b)	610,649	618,620
Banc of America Mortgage Securities, Inc. 4.750%, 10/25/20	227,907	230,995
3.159%, 10/25/33 (b)	1,404,784	1,431,450
2.998%, 06/25/34 (b)	291,458	292,215
5.750%, 01/25/35	1,294,083	1,330,237
5.082%, 09/25/35 (b)	380,894	383,828
BCAP LLC Trust 3.650%, 12/27/34 (144A) (b)	306,738	309,304
3.045%, 06/27/36 (144A) (b)	268,193	269,565
Bear Stearns Adjustable Rate Mortgage Trust 5.046%, 02/25/35 (b)	333,797	340,399

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Bear Stearns ALT-A Trust 4.778%, 10/25/33 (b)	350,176	$347,449
0.710%, 03/25/35 (b)	150,511	142,776
Charlie Mac LLC 5.000%, 10/25/34	382,511	388,521
Chase Mortgage Finance Corp. 5.000%, 10/25/33	155,118	160,678
Citicorp Mortgage Securities, Inc. 5.500%, 02/25/22	94,614	96,699
5.000%, 02/25/36	126,958	134,775
Citigroup Mortgage Loan Trust, Inc. 2.641%, 09/25/35 (b)	626,753	625,735
Countrywide Alternative Loan Trust 5.000%, 07/25/19	1,000,000	1,048,565
4.250%, 09/25/33	450,414	456,497
5.250%, 09/25/33	914,932	953,344
5.750%, 12/25/33	1,032,886	1,067,245
0.610%, 03/25/34 (b)	227,352	221,368
5.125%, 03/25/34	835,939	848,623
5.750%, 03/25/34	575,432	570,475
5.500%, 08/25/34	1,013,865	1,006,992
5.500%, 01/25/35	761,189	776,898
5.500%, 03/25/35	701,447	568,755
Countrywide Home Loan Mortgage Pass-Through Trust 3.148%, 09/25/33 (b)	8,917	8,286
5.500%, 03/25/34	368,911	378,504
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, 08/25/20	285,825	291,865
2.879%, 11/25/33 (b)	573,012	560,004
Credit Suisse Mortgage Capital Certificates 5.000%, 04/25/37	226,492	221,863
3.832%, 06/25/50 (144A) (b)	1,750,000	1,716,537
First Horizon Mortgage Pass-Through Trust 5.710%, 10/25/34 (b)	490,458	503,552
6.000%, 05/25/36	195,608	197,396
GMAC Mortgage Corp. Loan Trust 5.098%, 05/25/35 (b)	720,712	717,005
GSR Mortgage Loan Trust 5.731%, 02/25/34 (b)	189,756	163,615
2.888%, 04/25/35 (b)	736,806	721,472
5.250%, 07/25/35 (b)	1,131,567	1,122,842
2.660%, 09/25/35 (b)	1,698,602	1,711,110
Impac CMB Trust 0.850%, 09/25/34 (b)	397,353	379,062
0.930%, 10/25/34 (b)	433,632	417,263
0.950%, 11/25/34 (b)	1,711,009	1,644,803
0.970%, 01/25/35 (b)	658,612	597,730
Impac CMB Trust Series 2004-6 1.010%, 10/25/34 (b)	223,651	189,860
Impac CMB Trust Series 2005-2 0.730%, 04/25/35 (b)	649,660	596,513
Impac Secured Assets Trust 0.560%, 05/25/36 (b)	385,882	383,816
0.560%, 08/25/36 (b)	513,281	514,017

Collateralized Mortgage Obligations—(Continued)
Jefferies Resecuritization Trust 2.865%, 05/26/37 (144A) (b)	317,354	$318,932
JPMorgan Mortgage Trust 6.000%, 09/25/34	880,939	907,450
MASTR Alternative Loans Trust 5.500%, 10/25/19	761,543	784,714
6.000%, 07/25/34	1,596,089	1,635,635
6.037%, 01/25/35 (b)	413,939	430,376
5.500%, 02/25/35	1,050,158	1,051,939
MASTR Seasoned Securities Trust 6.654%, 09/25/32 (b)	589,189	619,495
Merrill Lynch Mortgage Investors, Inc. 2.517%, 02/25/35 (b)	1,651,344	1,674,642
MLCC Mortgage Investors, Inc. 0.670%, 03/25/30 (b)	507,949	500,289
2.420%, 10/25/35 (b)	270,765	269,100
Morgan Stanley Re-REMIC Trust 5.000%, 11/26/36 (144A)	2,100,000	2,186,464
MortgageIT Trust 0.990%, 11/25/34 (b)	1,409,655	1,363,963
PHH Mortgage Capital LLC 6.600%, 12/25/27 (144A) (g)	648,515	634,508
RESI Finance LP 1.613%, 09/10/35 (144A) (b)	1,050,663	778,288
Residential Accredit Loans, Inc. Trust 5.000%, 03/25/19	160,945	168,265
5.500%, 09/25/32	216,793	222,864
0.810%, 04/25/34 (b)	361,441	335,845
4.750%, 04/25/34	550,900	553,494
5.750%, 04/25/34	450,000	452,812
6.000%, 10/25/34	1,573,841	1,611,473
5.500%, 12/25/34	862,869	853,758
Residential Asset Securitization Trust 0.660%, 10/25/34 (b)	567,521	503,270
5.500%, 02/25/35	449,249	458,484
5.500%, 07/25/35	817,175	814,313
Sequoia Mortgage Trust 0.831%, 09/20/33 (b)	359,348	352,768
0.431%, 03/20/35 (b)	400,084	368,819
0.411%, 05/20/35 (b)	891,761	790,567
Springleaf Mortgage Loan Trust 5.300%, 12/25/59 (144A) (b)	175,000	175,547
Structured Adjustable Rate Mortgage Loan Trust 2.765%, 02/25/34 (b)	343,131	341,839
2.745%, 03/25/34 (b)	1,137,001	1,127,817
3.209%, 03/25/34 (b)	242,978	240,809
Structured Asset Mortgage Investments, Inc. 0.950%, 12/19/33 (b)	229,968	212,995
Structured Asset Securities Corp. 2.752%, 06/25/33 (b)	747,332	754,032
2.900%, 10/25/33 (b)	1,026,323	1,037,252
6.000%, 08/25/35	396,855	361,810
0.860%, 10/25/37 (144A) (b)	1,153,929	1,139,505

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Thornburg Mortgage Securities Trust 1.909%, 03/25/44 (b)	992,916	$978,955
4.100%, 03/25/44 (b)	959,409	964,816
WaMu Mortgage Pass-Through Certificates 2.571%, 06/25/34 (b)	1,470,121	1,501,741
2.435%, 08/25/34 (b)	129,088	128,207
2.451%, 01/25/35 (b)	3,465,061	3,498,478
0.640%, 10/25/44 (b)	133,682	127,225
Wells Fargo Mortgage Backed Securities Trust 2.614%, 06/25/34 (b)	370,909	376,310
2.656%, 10/25/34 (b)	447,262	462,420
5.000%, 04/25/35 (b)	123,168	126,124
2.626%, 06/25/35 (b)	818,101	811,579
5.250%, 10/25/35	575,734	612,551
5.500%, 10/25/35	327,745	338,832
2.644%, 03/25/36 (b)	1,401,112	1,396,285
5.750%, 03/25/36	2,069,574	2,088,870

		76,760,490

Commercial Mortgage-Backed Securities—3.8%
American Tower Trust 5.957%, 04/15/37 (144A)	1,082,000	1,107,268
Banc of America Large Loan, Inc. 0.959%, 08/15/29 (144A) (b)	900,000	886,107
Bayview Commercial Asset Trust 2.930%, 04/25/36 (144A) (b)	3,966,442	139,531
3.573%, 07/25/37 (144A) (g)	7,218,584	429,506
3.890%, 09/25/37 (144A) (g)	10,398,980	980,624
Bear Stearns Commercial Mortgage Securities, Inc. 7.417%, 10/15/36 (144A) (b)	865,163	896,940
Cobalt CMBS Commercial Mortgage Trust 5.174%, 08/15/48	17,064	17,117
Commercial Mortgage Pass-Through Certificates 0.339%, 12/15/20 (144A) (b)	500,000	467,465
0.389%, 06/15/22 (144A) (b)	966,788	950,984
5.949%, 06/09/28	100,000	104,123
3.639%, 07/17/28 (144A) (b)	311,190	315,471
6.850%, 08/15/33 (144A) (b)	64,651	64,310
4.934%, 12/10/44 (b)	300,000	339,347
3.147%, 08/15/45	550,000	584,082
2.436%, 10/15/45	690,000	712,686
2.822%, 11/15/45	450,000	465,216
Credit Suisse First Boston Mortgage Securities Corp. 7.165%, 12/15/35 (144A) (b)	214,243	220,763
DBUBS Mortgage Trust 5.417%, 08/10/44 (144A) (b)	1,400,000	1,649,667
5.557%, 11/10/46 (144A) (b)	600,000	707,859
FREMF Mortgage Trust 5.435%, 04/25/20 (144A) (b)	600,000	682,024
5.238%, 09/25/43 (144A) (b)	400,000	449,367
4.887%, 07/25/44 (144A) (b)	900,000	994,317
4.037%, 05/25/45 (144A) (b)	988,000	918,592

Commercial Mortgage-Backed Securities—(Continued)
5.164%, 09/25/45 (144A) (b)	900,000	$1,007,258
4.347%, 01/25/46 (144A) (b)	765,000	811,237
3.490%, 11/25/46 (144A) (b)	500,000	520,546
3.490%, 11/25/46 (144A) (b)	300,000	296,824
5.159%, 02/25/47 (144A) (b)	400,000	446,900
3.819%, 06/25/47 (144A) (b)	420,000	408,623
4.286%, 07/25/48 (144A) (b)	1,000,000	1,002,408
4.286%, 07/25/48 (144A) (b)	825,000	889,112
4.597%, 11/25/49 (144A) (b)	1,050,000	1,133,476
GE Business Loan Trust 0.379%, 04/16/35 (144A) (b)	621,203	532,151
GMAC Commercial Mortgage Securities, Inc. 5.310%, 05/10/36 (144A) (b)	792,000	792,281
5.307%, 04/10/40 (b)	450,000	460,226
5.460%, 05/10/40 (144A) (b)	425,000	416,220
Greenwich Capital Commercial Funding Corp. 4.111%, 07/05/35	451,210	453,329
GS Mortgage Securities Corp. II 2.202%, 03/06/20 (144A) (b)	500,000	501,057
4.209%, 02/10/21 (144A)	850,000	859,520
5.560%, 11/10/39	800,000	925,081
3.377%, 05/10/45	1,000,000	1,088,918
JPMorgan Chase Commercial Mortgage Securities Corp. 0.569%, 11/15/18 (144A) (b)	696,852	593,188
0.584%, 07/15/19 (144A) (b)	122,178	119,047
4.650%, 07/15/28 (144A) (b)	850,000	858,025
3.616%, 11/15/43 (144A)	1,000,000	1,114,114
5.526%, 11/15/43 (144A) (b)	300,000	343,148
3.977%, 10/15/45 (144A) (b)	700,000	728,509
LB-UBS Commercial Mortgage Trust 5.616%, 10/15/35 (144A) (b)	1,700,000	1,696,268
Lehman Brothers Floating Rate Commercial Mortgage Trust 1.109%, 06/15/22 (144A) (b)	800,000	770,573
Lehman Brothers Floating Rate Commercial Mortgage Trust 2007-LLF C5 0.909%, 06/15/22 (144A) (b)	552,887	545,854
Lehman Brothers Small Balance Commercial 0.460%, 02/25/30 (144A) (b)	573,048	485,830
0.460%, 09/25/30 (144A) (b)	284,641	238,595
Lehman Brothers Small Balance Commercial Mortgage Trust 0.410%, 09/25/36 (144A) (b)	462,261	362,375
5.410%, 12/25/36 (144A) (b)	120,941	119,786
1.060%, 10/25/37 (144A) (b)	113,200	113,126
1.160%, 10/25/37 (144A) (b)	335,131	333,292
LSTAR Commercial Mortgage Trust 5.564%, 06/25/43 (144A) (b)	942,000	1,026,247
Merrill Lynch Financial Assets, Inc. 4.711%, 03/12/49 (CAD) (b)	104,983	111,372
Merrill Lynch Mortgage Trust 5.334%, 11/12/35 (b)	750,000	771,437

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital I Trust 5.406%, 03/15/44	62,000	$67,202
5.569%, 12/15/44	750,000	851,066
Morgan Stanley Capital I, Inc. 0.809%, 12/15/20 (144A) (b)	455,000	426,495
0.909%, 12/15/20 (144A) (b)	700,000	653,451
S2 Hospitality LLC 4.500%, 04/15/25 (144A)	272,006	272,538
Timberstar Trust 5.668%, 10/15/36 (144A)	540,000	622,783
7.530%, 10/15/36 (144A)	1,549,000	1,606,771
Wells Fargo Commercial Mortgage Trust 5.585%, 11/15/43 (144A) (b)	950,000	1,087,521
WF-RBS Commercial Mortgage Trust 5.392%, 02/15/44 (144A) (b)	250,000	282,348
5.249%, 06/15/44 (144A) (b)	400,000	425,683
WFDB Commercial Mortgage Trust 5.914%, 07/05/24 (144A)	1,000,000	1,055,665

		44,310,842

Total Mortgage-Backed Securities (Cost $115,356,180)		121,071,332

U.S. Treasury & Government Agencies—6.6%

Agency Sponsored Mortgage-Backed—3.0%
Fannie Mae 15 Yr. Pool 4.000%, 07/01/18	303,085	325,397
5.000%, 02/01/20	128,806	140,683
5.000%, 10/01/20	720,359	786,700
5.000%, 12/01/21	64,300	69,888
5.000%, 02/01/22	29,797	32,302
5.000%, 06/01/22	60,427	65,508
5.000%, 09/01/22	424,632	460,336
5.000%, 07/01/23	487,293	527,733
Fannie Mae 20 Yr. Pool 5.500%, 03/01/25	194,901	213,532
Fannie Mae 30 Yr. Pool 7.000%, 09/01/29	414	495
7.500%, 01/01/30	1,147	1,380
7.500%, 10/01/30	112	137
6.500%, 07/01/31	398	469
6.500%, 10/01/31	1,184	1,399
6.000%, 12/01/31	2,626	2,935
6.500%, 02/01/32	824	943
6.000%, 03/01/32	1,268	1,421
4.500%, 03/01/35	131,875	142,705
4.500%, 07/01/35	298,822	323,363
6.500%, 12/01/36	4,841	5,749
6.500%, 03/01/37	120,527	143,257
6.000%, 07/01/37	149,968	164,210
6.500%, 10/01/37	124,167	139,426
6.000%, 07/01/38	1,108,758	1,211,627
5.000%, 06/01/40	597,778	653,557

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.000%, 07/01/40	558,094	$607,432
3.500%, 11/01/40	4,532,166	4,837,213
4.500%, 05/01/41	511,450	555,372
4.500%, 11/01/41	845,130	926,951
4.000%, 12/01/41	1,300,508	1,396,334
4.500%, 12/01/41	181,955	197,581
4.000%, 01/01/42	1,139,449	1,225,561
Fannie Mae Pool 4.000%, 01/01/42	770,279	827,036
4.000%, 04/01/42	2,001,848	2,164,681
Fannie Mae REMICS (CMO) 3.500%, 01/25/29 (h)	664,729	36,336
4.500%, 06/25/29	800,000	896,240
5.000%, 09/25/39	291,459	305,082
Freddie Mac 15 Yr. Gold Pool 5.500%, 10/01/16	2,241	2,395
6.000%, 06/01/17	25,703	27,912
4.500%, 11/01/18	146,468	159,185
5.000%, 12/01/21	226,134	243,434
Freddie Mac 30 Yr. Gold Pool 5.000%, 05/01/34	341,631	369,378
5.000%, 06/01/35	165,471	178,703
6.000%, 06/01/35	80,034	87,659
6.000%, 12/01/36	73,963	80,617
5.000%, 05/01/37	893,427	962,359
5.000%, 09/01/38	43,657	46,984
5.000%, 10/01/38	409,152	440,336
5.000%, 11/01/39	2,412,428	2,643,036
5.000%, 12/01/39	489,209	547,898
3.500%, 10/01/40	1,143,901	1,217,721
Freddie Mac REMICS (CMO) 5.000%, 06/15/34	1,411,072	1,457,596
5.000%, 08/15/35	6,533	6,531
Ginnie Mae I 15 Yr. Pool 6.000%, 05/15/17	2,551	2,782
6.000%, 06/15/17	3,037	3,284
5.000%, 10/15/18	198,496	217,545
5.500%, 08/15/19	58,437	63,375
6.000%, 08/15/19	19,682	21,484
5.500%, 10/15/19	284,487	307,813
Ginnie Mae I 30 Yr. Pool 7.000%, 05/15/23	3,220	3,756
6.000%, 02/15/24	2,880	3,212
6.000%, 11/15/28	2,396	2,692
6.500%, 03/15/29	5,027	5,834
7.000%, 03/15/31	689	822
6.500%, 02/15/32	2,927	3,479
6.500%, 03/15/32	2,898	3,444
6.500%, 11/15/32	6,944	8,232
6.000%, 02/15/33	4,728	5,320
6.000%, 03/15/33	16,491	18,591
6.000%, 06/15/33	14,609	16,484
6.000%, 07/15/33	15,978	18,007

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 4.500%, 09/15/33	238,299	$262,437
6.000%, 09/15/33	18,324	20,593
6.000%, 10/15/33	9,669	10,904
5.500%, 01/15/34	154,767	172,640
5.500%, 04/15/34	67,878	74,995
4.500%, 05/15/34	374,968	417,519
5.500%, 07/15/34	330,627	366,531
6.000%, 08/15/34	66,081	74,357
5.500%, 10/15/34	204,520	225,684
4.500%, 12/15/34	176,477	194,022
4.500%, 04/15/35	670,699	735,912
5.000%, 04/15/35	22,661	25,314
5.500%, 06/15/35	93,383	102,991
4.500%, 09/15/35	312,780	343,192
4.500%, 10/15/35	255,179	279,990
5.500%, 11/15/35	112,478	123,955
5.750%, 10/15/38	246,951	271,040
4.500%, 08/15/41	1,326,758	1,453,272
Ginnie Mae II 30 Yr. Pool 6.000%, 05/20/32	33,974	38,330
6.000%, 11/20/33	39,847	44,882
5.500%, 03/20/34	23,317	25,938
5.000%, 08/20/34	229,413	252,795
4.500%, 09/20/41	1,254,902	1,384,759

		35,470,923

Federal Agencies—0.7%
Ginnie Mae (CMO) 4.500%, 09/20/39	2,235,000	2,562,807
1.695%, 10/16/43 (b) (h)	8,656,994	611,357
1.196%, 03/16/51 (b) (h)	9,895,367	422,992
1.357%, 04/16/51 (b) (h)	4,198,224	249,295
1.096%, 08/16/52 (b) (h)	9,887,688	768,669
1.069%, 09/16/52 (b) (h)	9,620,144	838,742
1.295%, 10/16/52 (b) (h)	5,616,170	344,246
1.030%, 02/16/53 (b) (h)	9,416,049	803,227
1.051%, 03/16/53 (b) (h)	6,346,155	530,085
Government National Mortgage Association (CMO) 3.000%, 04/20/41	1,495,820	1,582,700
4.973%, 04/16/42	300,000	345,172

		9,059,292

U.S. Treasury—2.9%
U.S. Treasury Bonds 6.250%, 08/15/23	87,000	124,750
5.375%, 02/15/31 (a)	1,750,000	2,498,398
4.500%, 02/15/36	1,610,000	2,119,162
5.000%, 05/15/37	289,000	407,806
4.375%, 02/15/38 (a)	1,727,000	2,241,052
4.500%, 05/15/38 (a)	4,704,000	6,218,834
4.250%, 05/15/39 (a)	3,110,000	3,968,167
4.500%, 08/15/39	8,590,000	11,384,439
4.375%, 11/15/39	455,000	591,998

U.S. Treasury—(Continued)
U.S. Treasury Notes 3.125%, 05/15/19	3,500,000	$3,964,296

		33,518,902

Total U.S. Treasury & Government Agencies (Cost $69,945,189)		78,049,117

Municipals—6.2%
Baylor University 4.313%, 03/01/42	800,000	838,592
Brazos River Harbor, TX Navigation District Revenue Bonds Dow Chemical Co. Project 5.950%, 05/15/33 (b)	3,360,000	3,854,256
Butler AL, Industrial Development Board Solid Waste Disposal Revenue Georgia-Pacific Corp. Project 5.750%, 09/01/28	625,000	648,969
California State University Revenue Systemwide 5.000%, 11/01/39 (AGM)	1,502,000	1,689,675
Charleston SC, Waterworks & Sewer Revenue Capital Improvement 5.000%, 01/01/35	350,000	408,338
5.000%, 01/01/41	1,975,000	2,282,665
Charlotte Special Facilities Revenue Refunding Charlotte / Douglas International Airport 5.600%, 07/01/27	1,000,000	982,490
Connecticut State Health & Educational, Facility Authority Revenue, Yale University 5.000%, 07/01/40	2,000,000	2,315,080
5.000%, 07/01/42	1,451,000	1,613,701
Gulf Coast Waste Disposal Authority 5.200%, 05/01/28	945,000	1,014,486
Hampton Roads Sanitation District VA, Wastewater Revenue 5.000%, 04/01/38	550,000	618,866
Harris County, TX Metropolitan Transit Authority, Sales & Use Tax 5.000%, 11/01/41	1,200,000	1,374,804
Houston TX, Higher Education Finance Corp. Revenue Rice University Project 4.500%, 11/15/37	1,700,000	1,832,923
5.000%, 05/15/40	1,000,000	1,153,350
Illinois Finance Authority 5.000%, 10/01/51	800,000	889,024
Indianapolis Airport Authority Federal Express Corp. Project 5.100%, 01/15/17	660,000	748,711

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Municipals—(Continued)

Security Description	Principal Amount*	Value
Louisiana Local Government Environmental Facilities Community Development Authority Revenue Westlake Chemical Corp. Projects 6.750%, 11/01/32	1,550,000	$1,743,207
Massachusetts State Development Finance Agency Revenue Board Institute, Inc. 5.250%, 04/01/37	1,350,000	1,516,779
5.375%, 04/01/41	400,000	451,136
Massachusetts State Development Finance Agency Revenue Harvard University 5.000%, 10/15/40	800,000	934,424
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University 5.500%, 11/15/36	4,300,000	5,149,766
Massachusetts State Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology 5.500%, 07/01/32	950,000	1,374,669
6.000%, 07/01/36	675,000	839,788
Missouri State Health & Educational Facilities Authority Revenue Washington University 5.000%, 11/15/39	1,900,000	2,243,786
New Hampshire Health & Educational Facilities Authority Revenue, Wentworth Douglas Hospital 6.500%, 01/01/41	600,000	701,292
New Jersey Economic Development Authority Lease Revenue Zero Coupon, 02/15/18 (AGM)	3,400,000	2,887,586
New Jersey Economic Development Authority Special Facilities Revenue, Continental Airlines, Inc. Project 7.000%, 11/15/30 (b)	117,000	117,591
New Jersey State Transportation Trust Fund Authority Transportation Systems 5.500%, 06/15/41	2,000,000	2,310,860
New York City Transitional Finance Authority Revenue Future Tax Secured 5.000%, 11/01/33	300,000	354,162
New York State Dormitory Authority Revenues Non State Supported Debt, Columbia University 5.000%, 07/01/38	2,500,000	2,833,950
5.000%, 10/01/41	2,040,000	2,397,714
New York State Dormitory Authority Revenues Non State Supported Debt, Cornell University 5.000%, 07/01/35	175,000	204,852
5.000%, 07/01/40	1,200,000	1,376,424
Port Authority of New York & New Jersey 4.458%, 10/01/62	460,000	454,498
Port of Corpus Christi Authority TX Celanese Project 6.700%, 11/01/30	1,500,000	1,523,475
San Francisco CA Public Utilities Commission Water Revenue 5.000%, 11/01/37	2,470,000	2,858,259
Selma AL, Industrial Development Board Revenue Gulf Opportunity Zone, International Paper Co. Projects 6.250%, 11/01/33	800,000	$911,648
South Carolina State Public Service Authority 5.000%, 12/01/43	3,100,000	3,469,923
St. John Baptist Parish LA, Revenue Bond Marathon Oil Corp. 5.125%, 06/01/37	1,710,000	1,821,834
State of Florida 4.000%, 06/01/27	1,375,000	1,532,286
State of Washington 3.000%, 07/01/28	450,000	443,408
Sweetwater County WY, Solid Waste Disposal Revenue FMC Corp. Project
5.600%, 12/01/35	1,670,000	1,797,254
Tarrant Regional Water District
5.000%, 03/01/52	1,300,000	1,469,013
Texas A&M University Permanent University Fund
5.000%, 07/01/30	530,000	664,286
Texas Brazos Harbor Industrial Development Corp., Environmental Facilities Revenue Dow Chemical Project.
5.900%, 05/01/38 (b)	1,505,000	1,707,949
Texas Municipal Gas Acquisition & Supply Corp. III
5.000%, 12/15/30	750,000	805,305
5.000%, 12/15/31	1,550,000	1,669,551
University of Texas System
5.000%, 08/15/43	395,000	461,980
Washington State General Obligation Unlimited, Motor Vehicle Fuel Taxable
5.000%, 08/01/39	1,050,000	1,201,735
Wisconsin State General Reserve
5.750%, 05/01/33	134,000	158,896
Yavapai County AZ, Industrial Development Authority Solid Waste Disposal Revenue Waste Management, Inc. Project
4.900%, 03/01/28	300,000	318,930

Total Municipals (Cost $65,597,799)		72,974,146

Convertible Bonds—4.9%

Auto Manufacturers—0.2%
Navistar International Corp.
3.000%, 10/15/14 (a)	2,800,000	2,570,750

Biotechnology—0.2%
Cubist Pharmaceuticals, Inc.
2.500%, 11/01/17	800,000	1,259,000
PDL BioPharma, Inc.
3.750%, 05/01/15	1,050,000	1,240,312

		2,499,312

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Coal—0.3%
Alpha Appalachia Holdings, Inc.
3.250%, 08/01/15 (a)	3,264,000	$3,157,920
James River Coal Co.
3.125%, 03/15/18	2,035,000	649,928

		3,807,848

Electrical Components & Equipment—0.2%
General Cable Corp.
4.500%, 11/15/29 (d)	2,420,000	2,622,675

Electronics—0.2%
Vishay Intertechnology, Inc.
2.250%, 05/15/41 (144A)	2,545,000	2,001,006

Energy-Alternate Sources—0.0%
JA Solar Holdings Co., Ltd.
4.500%, 05/15/13	595,000	571,200

Engineering & Construction—0.1%
MasTec, Inc.
4.000%, 06/15/14	495,000	815,513

Forest Products & Paper—0.0%
Sino-Forest Corp.
5.000%, 08/01/13 (c)	500,000	74,688
4.250%, 12/15/16 (144A) (c)	1,246,000	186,900

		261,588

Healthcare-Products—0.7%
Hologic, Inc.
2.000%, 12/15/37 (d)	3,000,000	3,360,000
2.000%, 03/01/42 (a) (d)	1,400,000	1,395,625
NuVasive, Inc.
2.750%, 07/01/17 (a)	3,680,000	3,238,400

		7,994,025

Healthcare-Services—0.4%
WellPoint, Inc.
2.750%, 10/15/42 (144A)	4,100,000	4,430,562

Insurance—0.1%
Fidelity National Financial, Inc.
4.250%, 08/15/18	850,000	1,091,188

Internet—0.1%
WebMD Health Corp.
2.250%, 03/31/16	800,000	750,000
2.500%, 01/31/18	485,000	408,612

		1,158,612

IT Services—0.5%
Mentor Graphics Corp.
4.000%, 04/01/31	2,213,000	2,612,723

IT Services—(Continued)
SanDisk Corp.
1.500%, 08/15/17 (a)	2,935,000	$3,419,275

		6,031,998

Mining—0.2%
Vedanta Resources Jersey, Ltd.
5.500%, 07/13/16	2,200,000	2,260,500

Oil & Gas—0.2%
Chesapeake Energy Corp.
2.500%, 05/15/37 (a)	715,000	647,075
2.250%, 12/15/38	1,250,000	1,015,625
Cobalt International Energy, Inc.
2.625%, 12/01/19	1,000,000	1,014,375

		2,677,075

Pharmaceuticals—0.1%
Omnicare, Inc.
3.250%, 12/15/35	568,000	569,420
Salix Pharmaceuticals, Ltd.
1.500%, 03/15/19 (144A)	305,000	295,278

		864,698

Semiconductors—1.1%
Intel Corp.
2.950%, 12/15/35	4,130,000	4,302,944
3.250%, 08/01/39	904,000	1,063,895
Lam Research Corp.
1.250%, 05/15/18 (a)	2,199,000	2,183,882
Novellus Systems, Inc.
2.625%, 05/15/41	3,110,000	3,887,500
Xilinx, Inc.
3.125%, 03/15/37	1,460,000	1,856,937

		13,295,158

Software—0.2%
Nuance Communications, Inc.
2.750%, 11/01/31 (a)	1,745,000	1,903,141

Transportation—0.0%
Golar LNG, Ltd.
3.750%, 03/07/17	300,000	293,700

Trucking & Leasing—0.1%
Greenbrier Cos., Inc.
3.500%, 04/01/18	1,190,000	1,086,619

Total Convertible Bonds (Cost $56,826,472)		58,237,168

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Asset-Backed Securities—4.4%

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—0.4%
American Credit Acceptance Receivables Trust
4.050%, 02/15/18 (144A)	321,000	$321,717
AmeriCredit Automobile Receivables Trust
4.200%, 11/08/16	400,000	420,451
4.040%, 07/10/17	300,000	318,394
CarNow Auto Receivables Trust
3.240%, 03/15/16 (144A)	200,000	200,376
Chesapeake Funding LLC
0.663%, 05/07/24 (144A) (b)	550,000	550,253
1.363%, 05/07/24 (144A) (b)	300,000	300,226
DT Auto Owner Trust
2.260%, 10/16/17 (144A)	750,000	751,620
Ford Auto Securitization Trust
2.431%, 11/15/14 (144A) (CAD)	311,260	314,036
Prestige Auto Receivables Trust
3.900%, 07/16/18 (144A)	577,000	595,525
Santander Drive Auto Receivables Trust
3.780%, 11/15/17	400,000	418,461
2.700%, 08/15/18	650,000	672,206

		4,863,265

Asset-Backed - Credit Card—0.2%
Chase Issuance Trust
1.509%, 08/15/15 (b)	600,000	604,952
MBNA Credit Card Master Note Trust
0.269%, 10/15/15 (b)	1,900,000	1,899,533

		2,504,485

Asset-Backed - Home Equity—1.1%
Accredited Mortgage Loan Trust 0.360%, 09/25/36 (b)	1,340,380	1,291,096
ACE Securities Corp. 6.500%, 08/15/30 (144A) (b)	1,205,568	1,267,816
0.390%, 03/25/36 (b)	623,322	592,462
Aegis Asset Backed Securities Trust 0.480%, 12/25/35 (b)	1,116,130	1,031,468
Asset Backed Securities Corp. 0.650%, 04/25/35 (b)	185,795	185,233
Bayview Financial Acquisition Trust 0.710%, 06/28/44 (b)	418,342	282,010
Bear Stearns Asset Backed Securities Trust 1.060%, 12/25/33 (b)	320,284	285,568
1.260%, 10/25/34 (b)	835,000	726,832
0.620%, 12/25/35 (b)	350,000	329,322
0.340%, 10/25/36 (b)	279,430	274,237
CDC Mortgage Capital Trust 1.560%, 08/25/33 (b)	252,270	227,621
Citigroup Mortgage Loan Trust, Inc. 0.960%, 05/25/35 (144A) (b)	429,900	358,279
1.110%, 07/25/37 (b)	32,008	31,801
0.270%, 07/25/45 (b)	379,161	272,387
Home Equity Asset Trust 0.490%, 12/25/35 (b)	169,161	167,459
0.590%, 01/25/36 (b)	435,858	420,551

Asset-Backed - Home Equity—(Continued)
Home Equity Asset Trust 0.320%, 03/25/37 (b)	745,461	$712,191
Irwin Home Equity Corp. 0.910%, 03/25/25 (b)	395,556	338,732
MASTR Asset Backed Securities Trust 0.640%, 05/25/35 (b)	7,541	7,536
Morgan Stanley ABS Capital I 0.270%, 12/25/36 (b)	140,852	66,845
Nationstar Home Equity Loan Trust 0.360%, 03/25/37 (b)	400,000	370,077
Novastar Home Equity Loan 0.580%, 01/25/36 (b)	1,000,000	943,755
Option One Mortgage Loan Trust 0.470%, 11/25/35 (b)	601,634	591,774
0.330%, 02/25/38 (b)	51,468	51,235
Residential Asset Mortgage Products, Inc. 0.680%, 07/25/35 (b)	516,555	506,202
0.370%, 08/25/36 (b)	306,688	280,707
Residential Asset Securities Corp. 1.150%, 12/25/34 (b)	159,894	157,100
0.650%, 08/25/35 (b)	371,372	358,269
Soundview Home Loan Trust 0.400%, 02/25/36 (b)	359,972	346,879
0.330%, 01/25/37 (b)	7,596	7,587
Wells Fargo Home Equity Trust 0.560%, 11/25/35 (b)	65,903	65,619
0.620%, 11/25/35 (b)	311,000	305,892

		12,854,542

Asset-Backed - Other—2.7%
Beacon Container Finance LLC 3.720%, 09/20/27 (144A)	243,757	250,849
Carrington Mortgage Loan Trust 0.945%, 02/25/35 (b)	329,429	321,623
0.610%, 09/25/35 (b)	102,393	100,349
0.320%, 07/25/36 (b)	385,179	369,009
0.330%, 02/25/37 (b)	33,081	32,812
0.310%, 06/25/37 (b)	131,845	126,241
Citicorp Residential Mortgage Securities, Inc. 5.939%, 07/25/36 (g)	1,531,904	1,530,893
5.775%, 09/25/36 (g)	1,139,934	1,161,011
5.703%, 11/25/36 (g)	2,197,316	2,195,625
5.892%, 03/25/37 (g)	1,325,000	1,312,279
Conn Funding II LP 4.000%, 04/15/16 (144A) (g)	451,091	451,655
Conseco Financial Corp. 6.240%, 12/01/28 (b)	51,978	54,051
Countrywide Asset-Backed Certificates 4.456%, 10/25/35 (b)	347,558	349,210
0.460%, 04/25/36 (b)	353,774	340,847
0.390%, 06/25/36 (b)	508,543	491,314
0.390%, 08/25/36 (b)	337,682	328,353
0.410%, 02/25/37 (144A) (b)	364,470	215,779
5.683%, 10/25/46 (b)	249,752	249,701
Credit-Based Asset Servicing and Securitization LLC 5.936%, 10/25/36 (144A) (g)	375,000	366,934

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Credit-Based Asset Servicing and Securitization LLC 0.300%, 04/25/37 (b)	366,348	$251,169
Cronos Containers Program, Ltd. 3.810%, 09/18/27 (144A)	487,500	504,705
Dominos Pizza Master Issuer LLC 5.216%, 01/25/42 (144A)	3,678,150	4,139,256
Drug Royalty II LP 1 4.310%, 01/15/25 (144A) (b)	250,000	250,000
4.474%, 01/15/25 (144A)	350,000	351,330
Ellington Loan Acquisition Trust 1.110%, 05/25/37 (144A) (b)	408,974	402,989
1.210%, 05/26/37 (144A) (b)	129,017	129,507
1.010%, 05/27/37 (144A) (b)	271,615	268,474
First Franklin Mortgage Loan Trust 0.750%, 09/25/34 (b)	137,301	134,271
0.660%, 03/25/35 (b)	179,773	178,956
0.720%, 09/25/35 (b)	584,815	568,280
Fremont Home Loan Trust 0.320%, 02/25/36 (b)	2,840	2,835
Global SC Finance SRL 4.110%, 07/19/27 (144A)	670,833	701,853
Greenpoint Manufactured Housing 8.450%, 06/20/31 (b)	142,681	135,786
GSAMP Trust 0.855%, 03/25/35 (b)	133,649	130,865
0.310%, 08/25/36 (b)	135,079	133,462
0.340%, 01/25/37 (b)	155,517	137,662
Hercules Capital Funding Trust 2012-1 3.320%, 12/16/17 (144A)	450,000	450,000
Icon Brands Holdings LLC 2012-1 4.229%, 01/25/43 (144A)	1,043,000	1,062,473
JPMorgan Mortgage Acquisition Corp. 0.450%, 12/25/35 (b)	92,787	92,412
0.360%, 05/25/36 (b)	210,962	201,747
Leaf II Receivables Funding LLC 2.670%, 09/15/20 (144A)	538,712	536,611
5.500%, 09/15/20 (144A)	367,451	322,588
4.900%, 02/20/22 (144A)	465,756	465,197
Lehman ABS Manufactured Housing Contract Trust 5.873%, 04/15/40	268,603	294,560
Madison Avenue Manufactured Housing Contract 2.460%, 03/25/32 (b)	1,500,000	1,464,805
3.460%, 03/25/32 (b)	250,000	248,277
Mid-State Capital Trust 5.250%, 12/15/45 (144A)	488,727	506,184
7.000%, 12/15/45 (144A)	577,586	604,078
Mid-State Trust 7.540%, 02/15/36	48,427	47,005
Origen Manufactured Housing Contract Trust 5.910%, 01/15/35 (b)	544,032	586,807
5.460%, 11/15/35 (b)	350,000	369,764
5.460%, 06/15/36 (b)	319,317	337,919
Oxford Finance Funding Trust 3.900%, 03/15/17 (144A)	426,609	427,675

Asset-Backed - Other—(Continued)
Sierra Receivables Funding Co. LLC 1.870%, 08/20/29 (144A)	507,047	$506,438
Specialty Underwriting & Residential Finance 0.460%, 09/25/36 (b)	18,244	18,203
Structured Asset Investment Loan Trust 0.610%, 05/25/35 (b)	256,502	254,623
0.410%, 01/25/36 (b)	524,175	500,193
Structured Asset Securities Corp. 4.510%, 02/25/35 (g)	1,777	1,776
0.340%, 03/25/37 (b)	300,000	268,214
TAL Advantage LLC 4.310%, 05/20/26 (144A)	715,417	725,129
Textainer Marine Containers, Ltd. 4.210%, 04/15/27 (144A)	840,000	875,303
Westgate Resorts LLC 3.000%, 01/20/25 (144A)	929,338	936,309
4.500%, 01/20/25 (144A)	575,305	580,201
2.500%, 03/20/25 (144A)	400,000	400,750

		31,755,176

Total Asset-Backed Securities (Cost $49,468,244)		51,977,468

Preferred Stocks—1.1%

Commercial Banks—0.3%
Ally Financial, Inc., Series G, 7.000% (144A)	250	245,539
CoBank ACB, 6.250% (144A) (a) (b)	1,500	156,235
U.S. Bancorp, Series F, 6.500% (b)	50,000	1,432,000
Series G, 6.000% (a) (b)	75,000	2,080,500

		3,914,274

Diversified Financial Services—0.5%
Citigroup Capital XIII, 7.875% (b)	174,166	4,859,231
GMAC Capital Trust I, Series 2, 8.125% (b)	56,000	1,492,400

		6,351,631

Telecommunications—0.3%
Qwest Corp., 7.375% (a)	109,000	2,922,290

Total Preferred Stocks (Cost $12,161,140)		13,188,195

Convertible Preferred Stocks—0.5%

Auto Components—0.2%
Goodyear Tire & Rubber Co. (The) 5.875%, 04/01/14 (a)	58,180	2,746,678

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Convertible Preferred Stocks—(Continued)

Security Description	Shares	Value

Commercial Banks—0.3%
Wells Fargo & Co., Series L 7.500%, 12/31/49	3,015	$3,693,375

Total Convertible Preferred Stocks (Cost $5,527,378)		6,440,053

Common Stocks—0.2%

Airlines—0.0%
Delta Air Lines, Inc. (i)	2,000	23,740

Auto Components—0.0%
Lear Corp.	3,422	160,286

Capital Markets—0.0%
Legg Mason, Inc. (a)	10,264	263,990

Chemicals—0.0%
LyondellBasell Industries N.V. - Class A	274	15,284

Commercial Services—0.0%
Comdisco Holding Co., Inc. (i)	83	414

Diversified Financial Services—0.0%
BTA Bank JSC (GDR) (144A) (i)	1,133	979

Marine—0.0%
Horizon Lines, Inc. (i)	273,162	409,743

Paper & Forest Products—0.0%
Ainsworth Lumber Co., Ltd. (i)	54,081	146,797

Real Estate Management & Development—0.2%
Forest City Enterprises, Inc. - Class A (i)	110,351	1,782,169

Total Common Stocks (Cost $3,373,831)		2,803,402

Warrants—0.0%

Containers & Packaging—0.0%
Smurfit Kappa Group plc, Strike Price $0.01, Expires 10/01/2013 (i)	42	2,579

Marine—0.0%
Horizon Lines, Inc., Strike Price $0.01, Expires 09/27/2036 (i)	133,679	7,967

Sovereign—0.0%
Venezuela Government International Bond, Expires 04/15/2020 (i)	1,700	52,063

Total Warrants (Cost $63,608)		62,609

Short-Term Investments—11.0%
Security Description	Shares/Principal Amount*	Value

Mutual Fund—9.2%
State Street Navigator Securities Lending Prime Portfolio (j)	108,203,698	$108,203,698

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $21,081,012 on 01/02/13, collateralized by $21,265,000 Federal National Mortgage Association at 2.700% due 03/28/22 with a value of $21,504,231.	21,081,000	21,081,000

Total Short-Term Investments (Cost $129,284,698)		129,284,698

Total Investments—109.3% (Cost $1,209,416,444) (k)		1,289,151,195
Other assets and liabilities (net)—(9.3)%		(109,488,075)

Net Assets—100.0%		$1,179,663,120

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $119,881,307 and the collateral received consisted of cash in the amount of $108,203,698 and non-cash collateral with a value of $15,456,819. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Security is in default and/or issuer is in bankruptcy.
(d)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	This loan will settle after December 31, 2012, at which time the interest rate will be determined.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(h)	Interest only security.
(i)	Non-income producing security.
(j)	Represents investment of cash collateral received from securities lending transactions.
(k)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,212,911,345. The aggregate unrealized appreciation and depreciation of investments were $90,242,812 and $(14,002,962), respectively, resulting in net unrealized appreciation of $76,239,850 for federal income tax purposes.
(l)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $116,900, which is 0.01% of net assets. See details shown in the Restricted Securities table that follows.

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $333,482,771, which is 28.3% of net assets.
(AGM)—	Assured Guaranty Municipal Corporation
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CMO)—	Collateralized Mortgage Obligations
(CNY)—	Chinese Renminbi
(EUR)—	Euro
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(IDR)—	Indonesian Rupiah
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(REMIC)—	Real Estate Mortgage Investment Conduit
(SEK)—	Swedish Krona
(TRY)—	Turkish Lira

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Mashantucket Pequot Tribe	01/29/08	$1,670,000	$1,592,939	$116,900

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Bonds & Debt Securities*	$—	$341,687,007	$—	$341,687,007
Total Domestic Bonds & Debt Securities*	—	275,669,758	—	275,669,758
Total Floating Rate Loans*	—	137,706,242	—	137,706,242
Total Mortgage-Backed Securities*	—	121,071,332	—	121,071,332
Total U.S. Treasury & Government Agencies*	—	78,049,117	—	78,049,117
Total Municipals	—	72,974,146	—	72,974,146
Total Convertible Bonds*	—	58,237,168	—	58,237,168
Total Asset-Backed Securities*	—	51,977,468	—	51,977,468
Preferred Stocks
Commercial Banks	3,512,500	401,774	—	3,914,274
Diversified Financial Services	6,351,631	—	—	6,351,631
Telecommunications	2,922,290	—	—	2,922,290
Total Preferred Stocks	12,786,421	401,774	—	13,188,195
Total Convertible Preferred Stocks*	6,440,053	—	—	6,440,053
Common Stocks
Airlines	23,740	—	—	23,740
Auto Components	160,286	—	—	160,286
Capital Markets	263,990	—	—	263,990

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Chemicals	$15,284	$—	$—	$15,284
Commercial Services	414	—	—	414
Diversified Financial Services	—	979	—	979
Marine	409,743	—	—	409,743
Paper & Forest Products	146,797	—	—	146,797
Real Estate Management & Development	1,782,169	—	—	1,782,169
Total Common Stocks	2,802,423	979	—	2,803,402
Total Warrants*	—	62,609	—	62,609
Short-Term Investments
Mutual Fund	108,203,698	—	—	108,203,698
Repurchase Agreement	—	21,081,000	—	21,081,000
Total Short-Term Investments	108,203,698	21,081,000	—	129,284,698
Total Investments	$130,232,595	$1,158,918,600	$—	$1,289,151,195

Collateral for securities loaned (Liability)	$—	$(108,203,698)	$—	$(108,203,698)
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$204,445	$—	$204,445
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(812,566)	—	(812,566)
Total Forward Contracts	$—	$(608,121)	$—	$(608,121)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$434,496	$—	$—	$434,496
Future Contracts (Unrealized Depreciation)	(253,886)	—	—	(253,886)
Total Futures Contracts	$180,610	$—	$—	$180,610

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $505,999 were due to increased trading activity.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Sales		Transfers out of Level 3	Balance as of December 31, 2012	Change in Unrealized Appreciation/ (Depreciation) from investments still held at December 31, 2012
Foreign Bonds & Debt Securities
Food Products	$3,742	$—	$—	$—	$—		$(3,742)	$—	$—
Oil, Gas & Consumable Fuels	0	—	—	—	—		—	—	—
Domestic Bonds & Debt Securities									—
Auto Components	0	—	—	—	—		—	—	—
Hotels, Restaurants & Leisure	0	2,183	(517,232)	515,049	—		—	—	—
Metals & Mining	0	—	(350,547)	350,782	(235)		—	—	—
Mortgage-Backed Securities
Collateralized Mortgage Obligations	15	—	(33,725)	33,710	—		—	—	—
Convertible Bonds									—
Marine	243,054	2,853	3	(57,470)	(188,440	)(a)	—	—	—
Common Stocks									—
Diversified Financial Services	1,144	—	—	—	—		(1,144)	—	—
Warrants									—
Containers & Packaging	1,312	—	—	—	—		(1,312)	—	—
Life Sciences Tools & Services	0	—	(9,369)	9,369	—		—	—	—
Marine	21,870	—	—	—	—		(21,870)	—	—

Total	$271,137	$5,036	$(910,870)	$851,440	$(188,675)		$(28,068)	$—	$—

(a)	Sales include principal reductions.

Foreign Bonds & Debt Securities in the amount of $3,742, Common Stocks in the amount of $1,144, and Warrants in the amount of $21,870 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs. Warrants in the amount of $1,312 were transferred out of Level 3 due to an increase in observable inputs.

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,289,151,195
Cash		170,429
Cash denominated in foreign currencies (c)		3,558,880
Cash collateral for futures contracts		837,430
Receivable for investments sold		408,046
Receivable for fund shares sold		414,131
Dividends receivable		91,103
Interest receivable		12,700,882
Unrealized appreciation on forward foreign currency exchange contracts		204,445
Other assets		2,294

Total Assets		1,307,538,835

Liabilities
Payables for:
Investments purchased	$16,626,865
Fund shares redeemed	1,396,113
Foreign taxes	16,872
Unrealized depreciation on forward foreign currency exchange contracts	812,566
Variation margin on futures contracts	2,697
Collateral for securities loaned	108,203,698
Accrued Expenses:
Management fees	567,104
Distribution and service fees— Class E	33,116
Administration fees	5,984
Custodian and accounting fees	57,441
Deferred trustees’ fees	35,625
Other expenses	117,634

Total Liabilities		127,875,715

Net Assets		$1,179,663,120

Net assets represented by
Paid in surplus		$1,039,636,645
Accumulated net realized gain		1,869,776
Unrealized appreciation on investments, futures contracts and foreign currency transactions		79,335,230
Undistributed net investment income		58,821,469

Net Assets		$1,179,663,120

Net Assets
Class A		$920,095,754
Class E		259,567,366
Capital Shares Outstanding*
Class A		79,549,022
Class E		22,579,731
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$11.57
Class E		11.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,209,416,444.
(b)	Includes securities loaned at value of $119,881,307.
(c)	Identified cost of cash denominated in foreign currencies was $3,552,216.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends		$1,378,469
Interest (a)		60,527,859
Securities lending income		319,708

Total investment income		62,226,036
Expenses
Management fees	$6,185,751
Administration fees	30,495
Custodian and accounting fees	361,177
Distribution and service fees—Class E	363,500
Audit and tax services	59,308
Legal	28,321
Trustees’ fees and expenses	28,816
Shareholder reporting	113,950
Insurance	2,252
Miscellaneous	8,878

Total expenses	7,182,448

Net Investment Income		55,043,588

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		10,051,377
Futures contracts		(4,140,605)
Foreign currency transactions		356,131

Net realized gain		6,266,903

Net change in unrealized appreciation (depreciation) on:
Investments (b)		54,634,572
Futures contracts		866,904
Foreign currency transactions		(291,697)

Net change in unrealized appreciation		55,209,779

Net realized and unrealized gain		61,476,682

Net Increase in Net Assets From Operations		$116,520,270

(a)	Net of foreign withholding taxes of $276,762.
(b)	Includes foreign capital gains tax of $(16,872).

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$55,043,588	$49,877,300
Net realized gain	6,266,903	5,639,685
Net change in unrealized appreciation (depreciation)	55,209,779	(25,836,378)

Net increase in net assets resulting from operations	116,520,270	29,680,607

Distributions to Shareholders
From net investment income
Class A	(40,361,355)	(32,248,910)
Class E	(11,498,360)	(8,069,819)
From net realized capital gains
Class A	(3,096,852)	(4,299,826)
Class E	(903,970)	(1,097,212)

Net decrease in net assets resulting from distributions	(55,860,537)	(45,715,767)

Net increase in net assets from capital share transactions	162,227,454	178,867,804

Net Increase in Net Assets	222,887,187	162,832,644

Net Assets
Net assets at beginning of period	956,775,933	793,943,289

Net assets at end of period	$1,179,663,120	$956,775,933

Undistributed net investment income at end of period	$58,821,469	$50,608,228

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	15,071,086	$169,040,807	16,713,083	$184,819,400
Reinvestments	4,027,638	43,458,207	3,350,021	36,548,736
Redemptions	(7,395,559)	(82,788,409)	(9,421,608)	(103,639,123)

Net increase	11,703,165	$129,710,605	10,641,496	$117,729,013

Class E
Sales	7,138,791	$79,205,628	10,176,628	$111,942,735
Reinvestments	1,154,779	12,402,330	844,109	9,167,031
Redemptions	(5,322,634)	(59,091,109)	(5,456,181)	(59,970,975)

Net increase	2,970,936	$32,516,849	5,564,556	$61,138,791

Increase derived from capital shares transactions		$162,227,454		$178,867,804

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.95	$11.15	$10.47	$8.37	$10.02

Income (Loss) from Investment Operations
Net investment income (a)	0.57	0.62	0.64	0.68	0.64
Net realized and unrealized gain (loss) on investments	0.66	(0.22)	0.60	1.94	(1.63)

Total from investment operations	1.23	0.40	1.24	2.62	(0.99)

Less Distributions
Distributions from net investment income	(0.57)	(0.53)	(0.56)	(0.52)	(0.66)
Distributions from net realized capital gains	(0.04)	(0.07)	0.00	0.00	0.00

Total distributions	(0.61)	(0.60)	(0.56)	(0.52)	(0.66)

Net Asset Value, End of Period	$11.57	$10.95	$11.15	$10.47	$8.37

Total Return (%) (b)	11.62	3.63	12.17	33.09	(10.74)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.63	0.64	0.67	0.66	0.67
Ratio of net investment income to average net assets (%)	5.12	5.61	5.94	7.25	6.77
Portfolio turnover rate (%)	23	30	33	32	45
Net assets, end of period (in millions)	$920.1	$743.2	$638.0	$488.9	$317.1

	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008(c)
Net Asset Value, Beginning of Period	$10.89	$11.10	$10.43	$8.34	$9.51

Income (Loss) from Investment Operations
Net investment income (a)	0.55	0.60	0.62	0.66	0.43
Net realized and unrealized gain (loss) on investments	0.65	(0.22)	0.60	1.94	(1.60)

Total from investment operations	1.20	0.38	1.22	2.60	(1.17)

Less Distributions
Distributions from net investment income	(0.55)	(0.52)	(0.55)	(0.51)	0.00
Distributions from net realized capital gains	(0.04)	(0.07)	0.00	0.00	0.00

Total distributions	(0.59)	(0.59)	(0.55)	(0.51)	0.00

Net Asset Value, End of Period	$11.50	$10.89	$11.10	$10.43	$8.34

Total Return (%) (b)	11.45	3.46	12.04	32.76	(12.30	)(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	0.79	0.82	0.81	0.84	(e)
Ratio of net investment income to average net assets (%)	4.97	5.46	5.79	6.86	6.97	(e)
Portfolio turnover rate (%)	23	30	33	32	45
Net assets, end of period (in millions)	$259.6	$213.6	$155.9	$73.6	$6.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Commencement of operations was 4/28/2008.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-33

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Strategic Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-34

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due

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Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

to futures transactions, foreign currency transactions, paydown transactions, defaulted bonds, convertible preferred stock interest purchased, contingent payment debt instruments and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

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Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2012, the Portfolio had no when-issued and delayed-delivery securities.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management

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Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pioneer Investment Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$6,185,751	0.600%	First $500 Million
	0.550%	$500 Million to $1 Billion
	0.530%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.25% of the average daily net assets of the Portfolio attributable to its Class E Shares with respect to activities primarily intended to result in the sale of Class E Shares. However, under the Class E distribution agreement, payments to the Distributor for activities pursuant to the Class E distribution plan are currently limited to payments at an annual rate equal to 0.15% of average daily net assets of the Portfolio attributable to its Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$14,674,299	$393,334,023	$15,905,989	$222,600,485

The Portfolio engaged in security transactions with other accounts managed by Pioneer Investment Management, Inc. that amounted to $9,816,591 in purchases of investments which are included above.

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the

MIST-38

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts*	$434,496	Unrealized depreciation on futures contracts*	$253,886
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	204,445	Unrealized depreciation on forward foreign currency exchange contracts	812,566

Total		$638,941		$1,066,452

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(705,953)	$(705,953)
Future contracts	(4,140,605)	—	(4,140,605)

	$(4,140,605)	$(705,953)	$(4,846,558)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(671,278)	$(671,278)
Future contracts	866,904	—	866,904

	$866,904	$(671,278)	$195,626

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Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Forward Foreign currency transactions	$38,215,311
Futures contracts long	8,291,667
Futures contracts short	(131,516,667)

(a)	Averages are based on activity levels during 2012.

6. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
03/15/13	JPMorgan Chase Bank N.A.	152,000,000	INR	$2,802,360	$(65,212)
03/15/13	UBS AG	152,000,000	INR	2,739,711	(2,563)
01/03/13	Brown Brother Harrmn Co.	37,000,000	MXN	2,847,965	14,416
02/07/13	JPMorgan Chase Bank N.A.	8,700,000	MYR	2,823,300	14,779
01/16/13	UBS AG	12,400,000	NOK	2,203,963	26,104
03/15/13	Citibank N.A.	54,400,000	RUB	1,694,387	65,330
03/15/13	JPMorgan Chase Bank N.A.	43,000,000	RUB	1,346,696	44,257
03/15/13	UBS AG	86,000,000	RUB	2,742,346	39,559

Net Unrealized Appreciation					$136,670

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Depreciation
02/12/13	Citibank N.A.	4,730,000	AUD	$4,891,080	$(6,254)
02/07/13	UBS AG	13,000,000	EUR	16,536,598	(627,902)
01/16/13	Citibank N.A.	31,300,000	SEK	4,700,950	(110,635)

Net Unrealized Depreciation					$(744,791)

(AUD)—	Australian Dollar
(EUR)—	Euro
(INR)—	Indian Rupee
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(RUB)—	Russian Rouble
(SEK)—	Swedish Krona

7. Futures Contracts

The futures contracts outstanding as of December 31, 2012 were as follows:

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Unrealized Depreciation
U.S. Treasury Bond 30 Year Futures	03/19/13	17	$2,542,610	$(35,110)
Ultra Long U.S. Treasury Bond Futures	03/19/13	73	12,085,694	(216,350)

Net Unrealized Depreciation				$(251,460)

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Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/19/13	(671)	$(89,412,109)	$315,890
U.S. Treasury Note 2 Year Futures	03/28/13	(49)	(10,800,543)	(2,426)
U.S. Treasury Note 5 Year Futures	03/28/13	(616)	(76,757,669)	118,606

Net Unrealized Appreciation				$432,070

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$51,859,715	$40,318,729	$4,000,822	$5,397,038	$55,860,537	$45,715,767

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$60,974,288	$2,872,968	$76,214,846	$—	$140,062,102

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

11. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial

MIST-41

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-42

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pioneer Strategic Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-43

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-44

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-45

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Pioneer Strategic Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-46

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-47

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Pioneer Strategic Income Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2012, and outperformed the median of its Performance Universe and Lipper Index for the three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital U.S. Universal Bond Index, for the one-, three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Pioneer Strategic Income Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and the Sub-advised Expense Universe median, and below the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MIST-48

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Pioneer Strategic Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-49

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-50

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-51

Met Investors Series Trust

Pyramis® Government Income Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class B shares of the Pyramis® Government Income Portfolio returned 3.15%. The Portfolio’s benchmark, the Barclays U.S. Government Bond Index1, returned 2.02% over the same period.

MARKET ENVIRONMENT / CONDITIONS

In 2012, investment grade bonds returned 4.21% as measured by the Barclays U.S. Aggregate index. Coupons accounted for most of this return because market interest rates did not change enough in the period to drive price movement. However, price appreciation did account for some of the 2012 investment grade bond total return as corporate bonds and other types of credit enjoyed a strong rally. Credit gained during the period in response to steps the European Central Bank took to make the European debt crisis less of an immediate threat and the U.S. economy continued to grow at a modest pace.

Among the different types of government bonds, Agency Sponsored Mortgage Backed Securities (“MBS”) outperformed Treasuries and Agencies. MBS rallied because net supply remained limited and because investor demand remained strong, especially after the Federal Reserve Bank (the “Fed”) committed to purchasing $40 billion of MBS per month in its third round of quantitative easing. Also, during 2012, Treasury Inflation Protected Securities (“TIPS”) outperformed nominal Treasuries as the Fed’s purchases drove inflation expectations higher.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s positive absolute return in 2012 was largely driven by its coupon return because the Portfolio primarily invests in government and government-related bonds, and therefore did not benefit from the rally that credit experienced.

The Portfolio’s positive return versus its benchmark was driven by a combination of sector allocation and security selection. Specifically, the Portfolio gained because it held an overweight position in MBS and a corresponding underweight in Treasuries and Agencies. The Portfolio held its overweight position in MBS in 2012 with the expectation that the sector would benefit if the Fed expanded its MBS purchases. The Portfolio also benefited because its holdings of MBS outperformed the MBS that were in the Index. Furthermore, the Portfolio’s holding of TIPS also added modestly to relative returns. The Portfolio tactically held its position in 30-year maturity TIPS in the belief that inflation was likely to be a long-term issue although not necessarily an immediate concern. Yield curve positioning was relatively inconsequential as the slope of the yield curve did not change much in the period.

Security selection within the MBS sector also added to relative performance. The Portfolio benefited because it overweighted several types of MBS that offered protection against fast prepayments, allowing the Portfolio to collect premium level coupons for longer than was originally expected. For example, the Portfolio held a position in those MBS whereby the underlying borrowers have a relatively low mortgage balance. Such borrowers have a greater deterrent against refinancing because the closing costs of refinancing a mortgage are generally a fixed dollar amount. Furthermore, the originators of mortgages do not have as much of a profit incentive to encourage these low loan balance borrowers to refinance. As a result, MBS that were backed by low loan balance loans prepaid more slowly than other types of MBS, delivering price appreciation for the Portfolio.

Derivatives had a very limited effect on the Portfolio’s performance. Late in 2012, the Portfolio paid a fixed interest rate and accepted a floating rate on a 30-year interest rate swap (which is an exchange-traded and highly liquid derivative instrument). This position, in combination with a purchase of a 30-year Treasury, was done in anticipation of a widening in 30-year swap-spreads (swap-spreads are the difference between the fixed rate agreed upon in an interest rate swap compared to an on the run Treasury of the same maturity). The trade added approximately 2 basis points to the Portfolio’s relative return when swap spreads did widen as expected. Otherwise, the Portfolio used interest rate swaps occasionally during 2012 to manage curve exposure, minimize transaction costs, and allow the Portfolio to own inexpensive securities efficiently. Derivatives typically account for less than 1% of the Portfolio’s holdings, and at year-end, they accounted for a net position of 0.06% of the Portfolio’s holdings.

At the end of 2012, the Portfolio was positioned with an overweight in MBS, an underweight in Treasuries, and an underweight in Agencies. The overweight in MBS was driven by the belief that MBS can

MIST-1

Met Investors Series Trust

Pyramis® Government Income Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*—(Continued)

outperform as a sector and by the belief that the Portfolio can add further value in the sector through security selection. At the end of the period, the Portfolio also held a small position in long-maturity TIPS.

Bill Irving

Franco Castagliuolo

Portfolio Managers

Pyramis Global Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pyramis® Government Income Portfolio

PYRAMIS® GOVERNMENT INCOME PORTFOLIO MANAGED BY

PYRAMIS GLOBAL ADVISORS, LLC. VS. BARCLAYS U.S. GOVERNMENT BOND INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	Since Inception[3]
Pyramis® Government Income Portfolio
Class B	3.15	7.03
Barclays U.S. Government Bond Index[1]	2.02	5.94

1 The Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	17.8
U.S. Treasury Notes	17.6
U.S. Treasury Bonds	12.4
Freddie Mac 30 Yr. Gold Pool	8.4
Federal Home Loan Banks	7.4
Freddie Mac Multifamily Structured Pass-Through Certificates	4.7
Ginnie Mae II 30 Yr. Pool	4.6
Federal Home Loan Mortgage Corp.	3.4
Federal National Mortgage Association	3.2
Government National Mortgage Association	2.8

Top Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	89.9
Mortgage-Backed Securities	3.3
Domestic Bonds & Debt Securities	2.9
Foreign Bonds & Debt Securities	1.7
Asset-Backed Securities	1.2
Cash & Cash Equivalents	1.0

MIST-3

Met Investors Series Trust

Pyramis® Government Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis® Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class B	Actual	0.70%	$1,000.00	$1,009.10	$3.54
	Hypothetical*	0.70%	$1,000.00	$1,021.62	$3.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Pyramis® Government Income Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—96.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—47.7%
Fannie Mae 10 Yr. Pool 4.000%, 10/01/15	812,248	$870,264
4.000%, 06/01/19	886,967	950,320
Fannie Mae 15 Yr. Pool 4.000%, 08/01/18	6,016	6,459
4.000%, 09/01/18	3,801	4,080
5.000%, 09/01/22	3,140,521	3,402,388
5.000%, 03/01/23	73,474	79,652
4.500%, 12/01/23	541,064	583,684
4.000%, 10/01/24	133,985	143,597
4.000%, 02/01/25	350,202	375,216
4.000%, 03/01/25	375,322	402,130
4.000%, 06/01/25	18,325	19,634
4.000%, 09/01/25	1,124,744	1,205,081
3.500%, 10/01/25	173,138	183,828
4.000%, 10/01/25	2,077,071	2,225,429
3.500%, 11/01/25	60,253	63,974
3.500%, 12/01/25	20,983	22,278
3.500%, 01/01/26	1,359,368	1,477,963
3.500%, 02/01/26	93,635	100,850
4.000%, 04/01/26	149,789	160,535
3.500%, 06/01/26	83,584	90,024
4.000%, 06/01/26	1,964,007	2,104,904
3.500%, 07/01/26	633,289	672,388
4.000%, 07/01/26	63,447	67,999
3.500%, 08/01/26	1,196,990	1,272,188
3.500%, 09/01/26	324,767	346,082
4.000%, 09/01/26	3,558,780	3,833,787
4.000%, 10/01/26	103,310	110,722
3.500%, 11/01/26	142,796	151,612
4.000%, 11/01/26	1,238,360	1,348,096
3.500%, 12/01/26	1,378,027	1,463,106
3.500%, 01/01/27	2,149,678	2,286,447
2.500%, 02/01/27	103,765	108,943
2.500%, 04/01/27	692,454	724,841
3.000%, 04/01/27	246,853	262,685
3.000%, 05/01/27	1,380,374	1,462,893
3.000%, 06/01/27	1,266,375	1,346,179
3.500%, 06/01/27	382,004	408,334
3.000%, 07/01/27	489,537	521,732
3.000%, 08/01/27	1,153,534	1,230,713
3.000%, 09/01/27	143,196	152,508
2.500%, 11/01/27	6,103,523	6,388,990
3.000%, 11/01/27	394,696	421,104
2.500%, 12/01/27	4,477,538	4,686,957
2.500%, TBA (a)	900,000	941,344
Fannie Mae 30 Yr. Pool 6.500%, 12/01/32	111,136	128,874
5.500%, 06/01/33	1,529,787	1,681,520
5.500%, 07/01/33	177,382	194,976
5.500%, 11/01/33	220,320	242,172
5.500%, 02/01/34	129,060	141,861
5.500%, 08/01/34	179,549	196,460
5.500%, 09/01/34	1,565,971	1,713,462
6.000%, 10/01/34	492,701	552,732
5.500%, 11/01/34	19,040,602	20,862,539

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 12/01/34	335,136	$367,810
5.500%, 01/01/35	1,207,217	1,320,919
5.500%, 04/01/35	1,363,045	1,489,721
5.500%, 05/01/35	28,741	31,412
5.500%, 06/01/35	9,514	10,398
5.000%, 07/01/35	3,624,589	3,956,987
5.500%, 07/01/35	31,271	34,177
6.500%, 07/01/35	119,673	136,299
5.500%, 09/01/35	321,791	351,698
5.500%, 10/01/35	1,063,125	1,163,243
5.500%, 11/01/35	971,793	1,062,106
5.000%, 12/01/35	2,418,919	2,724,983
5.500%, 12/01/35	654,383	717,701
6.500%, 12/01/35	1,101,899	1,267,490
5.500%, 01/01/36	2,581,238	2,821,126
5.500%, 02/01/36	8,071	8,821
5.500%, 03/01/36	41,227	45,058
5.500%, 04/01/36	167,915	183,145
5.500%, 05/01/36	992,582	1,091,031
5.500%, 06/01/36	178,270	193,946
5.500%, 07/01/36	543,385	594,564
6.500%, 08/01/36	1,977,429	2,263,455
5.500%, 11/01/36	74,546	81,474
5.500%, 12/01/36	12,187	13,320
5.500%, 01/01/37	133,972	146,423
5.500%, 03/01/37	25,932	28,342
6.000%, 05/01/37	2,964,421	3,245,942
5.500%, 08/01/37	1,949,845	2,142,531
6.000%, 09/01/37	511,425	565,268
6.000%, 10/01/37	2,822,185	3,144,197
6.000%, 01/01/38	1,961,217	2,200,176
5.500%, 02/01/38	8,163,717	8,973,441
6.000%, 02/01/38	469,251	513,814
6.000%, 03/01/38	695,504	780,246
6.000%, 07/01/38	533,010	594,392
5.500%, 09/01/38	4,182,739	4,571,465
6.000%, 09/01/38	231,819	253,834
5.500%, 10/01/38	93,382	102,061
6.000%, 10/01/38	142,662	156,210
6.000%, 11/01/38	929,696	1,017,986
6.000%, 12/01/38	2,923,985	3,201,667
4.000%, 04/01/39	687,331	737,332
4.500%, 04/01/39	281,979	312,319
6.000%, 09/01/39	1,008,693	1,104,486
6.000%, 01/01/40	1,710,247	1,918,627
6.000%, 04/01/40	3,163,692	3,464,138
6.000%, 05/01/40	2,467,998	2,768,704
6.000%, 06/01/40	6,019,262	6,590,892
4.500%, 08/01/40	3,765,021	4,068,458
3.500%, 11/01/40	38,685	41,446
4.000%, 11/01/40	1,505,580	1,641,923
3.500%, 12/01/40	43,547	46,760
4.000%, 01/01/41	527,864	575,668
3.500%, 02/01/41	46,405	49,905
4.000%, 02/01/41	246,068	268,352

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pyramis® Government Income Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 02/01/41	232,368	$258,060
3.500%, 03/01/41	45,487	48,919
4.000%, 03/01/41	170,139	182,622
4.500%, 03/01/41	4,596,580	5,078,985
4.500%, 04/01/41	14,402,709	15,822,509
4.500%, 05/01/41	5,996,605	6,500,333
4.500%, 07/01/41	1,465,408	1,620,149
6.000%, 07/01/41	3,009,322	3,353,602
3.500%, 08/01/41	434,851	464,119
4.500%, 08/01/41	4,640,152	5,070,519
4.000%, 09/01/41	1,278,297	1,372,204
4.500%, 09/01/41	1,804,742	2,004,283
4.000%, 10/01/41	170,407	185,839
4.500%, 10/01/41	5,843,262	6,390,550
4.000%, 11/01/41	4,344,395	4,708,291
4.500%, 11/01/41	10,117,266	11,175,791
4.000%, 12/01/41	566,826	618,157
6.000%, 01/01/42	208,079	233,432
3.500%, 02/01/42	1,438,100	1,566,353
4.000%, 02/01/42	1,921,833	2,080,323
3.500%, 03/01/42	586,033	635,001
4.000%, 03/01/42	2,387,588	2,602,544
3.500%, 04/01/42	546,978	585,719
4.000%, 04/01/42	5,532,652	6,033,336
3.500%, 05/01/42	1,678,698	1,796,417
4.000%, 05/01/42	1,046,455	1,136,315
3.500%, 06/01/42	72,404	77,866
4.000%, 06/01/42	1,627,648	1,767,416
3.500%, 07/01/42	1,266,067	1,355,711
4.000%, 07/01/42	8,363,753	9,081,957
3.500%, 08/01/42	3,226,088	3,455,782
3.500%, 09/01/42	7,702,183	8,258,145
3.500%, 10/01/42	1,192,314	1,281,464
3.500%, 11/01/42	4,103,923	4,408,796
3.500%, 12/01/42	2,572,260	2,757,389
3.000%, TBA (a)	58,000,000	60,791,250
3.500%, TBA (a)	10,900,000	11,624,254
4.000%, TBA (a)	1,600,000	1,715,500
Fannie Mae Pool 6.500%, 07/01/32	374,111	426,105
5.500%, 05/01/33	1,264,598	1,390,028
5.500%, 07/01/33	395,401	434,619
5.500%, 02/01/35	186,381	204,867
4.000%, 09/01/41	2,018,040	2,166,106
4.000%, 10/01/41	1,603,392	1,721,034
3.500%, 05/01/42	42,450	45,400
3.500%, 07/01/42	3,603,937	3,854,391
3.500%, 08/01/42	323,465	345,852
3.500%, 09/01/42	3,437,688	3,695,961
3.500%, 10/01/42	1,079,300	1,154,306
Fannie Mae REMICS (CMO) 3.000%, 06/25/22	3,060,933	3,233,005
5.000%, 12/25/23	969,396	1,055,651
4.500%, 09/25/25	300,000	343,452
4.000%, 11/25/27	2,298,345	2,471,011

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae REMICS (CMO) 5.500%, 05/25/34	1,700,000	$1,874,464
5.500%, 07/25/34	873,876	968,686
5.000%, 12/25/34	748,398	841,717
5.000%, 03/25/35	694,773	776,744
5.500%, 06/25/35	845,660	926,939
1.130%, 03/25/36 (b)	1,581,223	1,606,286
1.140%, 06/25/36 (b)	2,684,664	2,726,506
0.560%, 03/25/39 (b)	3,970,714	3,990,649
5.000%, 08/25/39	1,020,000	1,149,550
5.000%, 05/25/40	1,970,000	2,286,257
4.000%, 12/25/41	1,270,000	1,451,007
Freddie Mac 15 Yr. Gold Pool 4.000%, 06/01/24	1,453,268	1,537,315
4.000%, 07/01/24	1,229,912	1,301,042
4.000%, 09/01/25	979,082	1,035,706
3.500%, 01/01/26	1,141,706	1,238,062
Freddie Mac 20 Yr. Gold Pool 3.500%, 02/01/32	2,211,878	2,364,987
Freddie Mac 30 Yr. Gold Pool 5.500%, 03/01/34	7,449,336	8,105,223
5.000%, 01/01/35	797,326	866,069
5.000%, 05/01/35	659,341	712,066
5.000%, 07/01/35	7,253,940	7,843,082
5.500%, 07/01/35	5,017,749	5,466,829
5.000%, 11/01/35	3,584,956	3,876,115
5.500%, 03/01/39	257,295	277,991
4.500%, 05/01/39	4,256,061	4,733,690
4.500%, 06/01/39	3,244,389	3,628,539
4.500%, 07/01/39	4,084,411	4,384,224
4.500%, 09/01/39	4,071,930	4,554,065
4.500%, 11/01/39	5,603,867	6,267,390
4.500%, 12/01/39	652,045	699,908
5.500%, 12/01/39	1,160,473	1,253,817
4.500%, 02/01/41	241,569	264,585
4.500%, 08/01/41	2,999,718	3,244,091
4.000%, 09/01/41	5,663,389	6,155,718
4.500%, 09/01/41	258,822	285,667
4.000%, 10/01/41	1,691,030	1,838,035
4.500%, 10/01/41	540,328	596,369
3.500%, 02/01/42	140,751	149,835
4.000%, 03/01/42	552,346	605,195
3.500%, 04/01/42	3,511,117	3,804,156
4.000%, 04/01/42	7,617,918	8,346,813
3.500%, 05/01/42	224,220	239,181
3.500%, 06/01/42	1,567,430	1,672,010
3.500%, 07/01/42	284,874	305,750
3.500%, 08/01/42	106,336	114,130
3.500%, 09/01/42	56,866	61,034
3.500%, 10/01/42	8,528,360	9,118,799
3.500%, 11/01/42	1,892,612	2,023,917
3.000%, TBA (a)	27,200,000	28,445,251
4.000%, TBA (a)	15,500,000	16,551,094
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 1.655%, 11/25/16	1,580,000	1,632,323

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis® Government Income Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 1.691%, 06/25/18	1,933,478	$1,995,506
1.670%, 10/25/18	1,170,437	1,207,822
2.323%, 10/25/18	3,960,000	4,194,794
2.220%, 12/25/18	3,650,000	3,836,073
1.720%, 01/25/19	9,010,000	9,276,588
0.562%, 04/25/19 (b)	4,903,806	4,942,995
1.883%, 05/25/19	3,584,000	3,693,654
4.251%, 01/25/20	4,090,000	4,748,382
3.808%, 08/25/20	7,890,000	8,961,407
4.084%, 11/25/20 (b)	980,000	1,133,787
3.871%, 04/25/21	2,430,000	2,775,302
3.230%, 07/25/21	4,390,000	4,806,587
2.873%, 12/25/21	4,390,000	4,683,601
2.307%, 08/25/22	18,500,000	18,680,390
Freddie Mac REMICS (CMO) 1.200%, 07/15/15	577,690	578,982
3.000%, 06/15/18	1,337,530	1,387,981
3.000%, 04/15/20	6,248,105	6,441,397
4.000%, 02/15/22	200,000	219,398
5.000%, 09/15/23	100,000	115,155
1.109%, 02/15/33 (b)	1,355,860	1,379,720
0.609%, 03/15/34 (b)	1,437,840	1,446,181
4.000%, 04/15/34	1,209,075	1,271,516
5.000%, 10/15/34	961,941	1,071,520
5.000%, 11/15/34	1,540,000	1,697,186
5.500%, 06/15/35	2,600,000	2,739,811
5.000%, 12/15/37	654,827	725,598
0.559%, 05/15/38 (b)	352,013	353,238
4.500%, 02/15/41	87,334	95,885
5.000%, 03/15/41	500,000	600,435
5.500%, 06/15/41	4,220,000	5,273,818
Ginnie Mae I 15 Yr. Pool 4.500%, 03/15/25	2,401,132	2,612,319
4.500%, 05/15/25	139,052	151,744
4.500%, 06/15/25	367,336	400,864
4.000%, 03/15/26	376,267	405,847
4.000%, 04/15/26	1,067,182	1,151,078
4.000%, 05/15/26	933,871	1,007,286
4.000%, 06/15/26	426,959	460,524
Ginnie Mae I 30 Yr. Pool 6.000%, 06/15/36	3,358,338	3,796,411
5.000%, 03/15/39	316,692	351,255
5.000%, 07/15/39	881,056	963,102
4.500%, 08/15/39	6,346,103	7,056,344
5.000%, 08/15/39	487,874	542,095
5.000%, 09/15/39	526,835	585,385
5.500%, 10/15/39	118,110	129,631
5.000%, 11/15/39	162,378	180,424
5.000%, 04/15/40	152,959	167,233
4.500%, 06/15/40	3,069,217	3,381,167
4.500%, 07/15/40	613,294	675,123
5.000%, 08/15/40	516,651	574,069
4.000%, 09/15/40	3,336,036	3,729,773
4.000%, 03/15/41	1,553,157	1,736,470

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 4.500%, 03/15/41	2,949,554	$3,255,377
4.500%, 04/15/41	387,603	424,563
5.000%, 04/15/41	417,379	463,764
5.000%, 09/15/41	329,898	360,479
4.000%, 10/15/41	1,051,485	1,173,514
3.500%, 11/15/41	615,998	679,151
4.000%, 12/15/41	1,079,431	1,205,747
3.500%, 02/15/42	541,394	596,898
3.500%, 03/15/42	628,490	692,207
3.500%, 05/15/42	618,846	681,543
Ginnie Mae II 30 Yr. Pool 6.000%, 05/20/38	6,731,676	7,514,855
6.000%, 06/20/38	6,541,933	7,303,036
6.000%, 08/20/38	2,914,861	3,253,982
6.500%, 08/20/38	8,004,027	9,089,687
6.000%, 09/20/38	685,825	765,615
6.500%, 09/20/38	11,790,941	13,390,254
6.000%, 12/20/38	2,974,315	3,320,354
4.000%, 09/20/39	507,725	553,326
5.000%, 10/20/39	787,622	873,040
5.000%, 11/20/39	45,251	50,088
4.500%, 02/20/40	4,918,374	5,439,944
5.000%, 02/20/40	69,267	76,779
5.000%, 03/20/40	150,203	166,492
5.000%, 04/20/40	457,067	506,636
4.500%, 05/20/40	2,117,139	2,334,897
4.500%, 06/20/40	877,903	971,001
5.000%, 06/20/40	1,909,675	2,109,689
5.000%, 07/20/40	856,277	949,145
5.000%, 08/20/40	570,000	630,939
4.500%, 09/20/40	74,604	82,516
5.000%, 09/20/40	409,712	454,825
5.000%, 10/20/40	156,024	172,364
5.000%, 02/20/41	2,880,043	3,197,367
5.000%, 07/20/41	2,579,589	2,849,749
3.000%, 12/20/42	8,900,800	9,479,606
Ginnie Mae II Pool 5.612%, 04/20/58	1,284,398	1,372,361
4.804%, 03/20/61	2,440,382	2,780,926
4.834%, 03/20/61	4,308,201	4,917,937
4.300%, 08/20/61	1,408,872	1,585,015
4.556%, 12/20/61	4,314,132	4,946,245
4.684%, 01/20/62	3,874,581	4,457,450
4.649%, 02/20/62	931,413	1,073,038
4.682%, 02/20/62	1,227,285	1,414,079
4.515%, 03/20/62	4,057,604	4,661,396
4.604%, 03/20/62	1,801,978	2,075,903
4.650%, 03/20/62	2,688,006	3,099,622
4.550%, 05/20/62	6,269,638	7,217,573
4.530%, 10/20/62	1,409,502	1,636,527

		779,095,347

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis® Government Income Portfolio

Schedule of Investments as of December 31, 2012

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—18.0%
Federal Home Loan Banks 0.190%, 02/15/13	25,400,000	$25,402,870
3.625%, 10/18/13	1,975,000	2,029,066
0.375%, 11/27/13	3,440,000	3,446,825
5.250%, 06/18/14	5,360,000	5,756,383
0.250%, 01/16/15	30,000,000	29,994,360
4.875%, 05/17/17	20,000,000	23,592,580
1.000%, 06/21/17	29,750,000	30,122,232
Federal Home Loan Mortgage Corp. 0.375%, 11/27/13	2,535,000	2,540,029
2.000%, 08/25/16	7,106,000	7,485,219
1.000%, 09/29/17	5,241,000	5,302,199
0.750%, 01/12/18	20,000,000	19,889,000
1.250%, 08/01/19	3,000,000	3,008,889
1.250%, 10/02/19	15,000,000	14,980,245
6.750%, 03/15/31	481,000	741,478
6.250%, 07/15/32	1,368,000	2,042,621
Federal National Mortgage Association 0.500%, 05/27/15	9,901,000	9,942,881
0.500%, 07/02/15	32,919,000	33,054,132
0.500%, 09/28/15	2,191,000	2,199,407
1.625%, 10/26/15	2,714,000	2,809,601
0.875%, 12/20/17	1,299,000	1,303,117
6.625%, 11/15/30	1,430,000	2,184,437
Government National Mortgage Association (CMO) 3.500%, 08/20/33	588,042	606,407
3.250%, 09/20/33	486,783	502,406
5.500%, 07/16/34	575,853	681,304
0.531%, 08/20/34 (b)	4,553,469	4,563,575
5.500%, 08/20/34	505,110	605,491
3.000%, 04/20/37	558,229	571,122
0.711%, 07/20/37 (b)	657,861	664,710
0.716%, 10/20/37 (b)	4,573,658	4,622,861
0.691%, 01/20/38 (b)	175,196	176,942
0.809%, 11/16/39 (b)	1,095,924	1,112,262
0.739%, 12/16/39 (b)	931,242	941,723
0.729%, 01/16/40 (b)	1,388,080	1,403,740
Zero Coupon, 04/20/40 (c)	95,549	86,363
4.500%, 05/16/40	80,000	92,542
Zero Coupon, 05/20/40 (c)	83,322	75,817
4.500%, 05/20/40 (d)	91,037	16,325
Zero Coupon, 06/20/40 (c)	110,987	99,769
3.151%, 05/20/41 (b)	820,467	885,732
5.460%, 10/20/59	2,745,673	3,022,109
0.541%, 07/20/60 (b)	410,118	410,720
5.302%, 07/20/60 (b)	5,613,789	6,417,137
0.510%, 08/20/60 (b)	328,705	329,111
5.150%, 08/20/60	3,439,152	3,938,433
0.510%, 09/20/60 (b)	322,649	323,055
5.010%, 09/20/60 (b)	4,370,932	4,974,707
0.710%, 12/20/60 (b)	870,063	879,510
0.700%, 02/20/61 (b)	432,491	436,999
0.710%, 02/20/61 (b)	119,238	120,535
0.710%, 04/20/61 (b)	321,375	324,780
0.710%, 05/20/61 (b)	326,536	330,434

Federal Agencies—(Continued)
Government National Mortgage Association (CMO) 0.710%, 05/20/61 (b)	309,015	$312,482
0.740%, 06/20/61 (b)	454,409	459,650
0.810%, 10/20/61 (b)	1,590,903	1,615,540
0.910%, 11/20/61 (b)	1,377,526	1,406,982
0.840%, 01/20/62 (b)	1,496,211	1,522,523
0.910%, 01/20/62 (b)	896,474	915,891
0.840%, 03/20/62 (b)	883,179	900,106
Tennessee Valley Authority 5.880%, 04/01/36	3,631,000	5,063,092
5.500%, 06/15/38	10,346,000	14,093,632
5.250%, 09/15/39	472,000	623,502

		293,957,592

U.S. Treasury—31.2%
U.S. Treasury Bonds 5.250%, 02/15/29	43,519,000	60,273,815
5.375%, 02/15/31	13,831,000	19,745,910
5.000%, 05/15/37	10,000,000	14,110,940
2.750%, 11/15/42	112,758,000	108,652,932
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/42	17,399,145	19,110,508
U.S. Treasury Notes 0.125%, 09/30/13	69,000	68,992
0.250%, 08/31/14	300,000	300,129
0.250%, 08/15/15	4,338,000	4,330,886
0.250%, 10/15/15	1,291,000	1,288,277
0.375%, 11/15/15	931,000	932,019
0.750%, 06/30/17	5,188,000	5,219,616
0.500%, 07/31/17	19,676,000	19,560,718
0.750%, 10/31/17	1,203,000	1,207,136
1.875%, 10/31/17	2,503,000	2,644,382
0.750%, 12/31/17	9,964,000	9,981,905
2.750%, 12/31/17	5,000,000	5,502,345
3.500%, 02/15/18	20,112,000	22,904,109
2.625%, 04/30/18	130,000	142,492
2.375%, 05/31/18	850,000	921,055
0.875%, 07/31/19	25,153,000	24,846,460
1.000%, 11/30/19	69,215,000	68,555,312
1.125%, 12/31/19	58,810,000	58,653,801
1.625%, 08/15/22	41,327,000	41,062,259
1.625%, 11/15/22	19,000,000	18,795,161

		508,811,159

Total U.S. Treasury & Government Agencies (Cost $1,575,601,791)		1,581,864,098

Mortgage-Backed Securities—3.5%

Collateralized Mortgage Obligations—3.2%
Fosse Master Issuer plc 0.389%, 04/18/13 (144A) (b)	5,000,000	5,000,655
Granite Master Issuer plc 0.389%, 12/17/54 (b)	2,428,674	2,393,682
0.291%, 12/20/54 (b)	3,601,708	3,546,209

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis® Government Income Portfolio

Schedule of Investments as of December 31, 2012

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Granite Master Issuer plc 0.311%, 12/20/54 (b)	1,814,071	$1,782,325
0.351%, 12/20/54 (144A) (b)	11,781,764	11,587,365
0.471%, 12/20/54 (b)	878,342	862,972
Granite Mortgages plc 0.719%, 01/20/44 (b)	1,175,697	1,167,820
0.629%, 03/20/44 (b)	1,326,733	1,314,195
0.589%, 09/20/44 (b)	3,006,203	2,977,795
National Credit Union Administration Guaranteed Notes 0.583%, 11/06/17 (b)	3,254,966	3,262,095
0.663%, 01/08/20 (b)	12,974,173	12,986,368
0.563%, 03/06/20 (b)	650,625	650,664
Permanent Master Issuer plc 1.490%, 07/15/42 (144A) (b)	5,000,000	5,004,130

		52,536,275

Commercial Mortgage-Backed Securities—0.3%
Banc of America Re-Remic Trust 1.359%, 08/15/29 (144A) (b)	4,090,000	4,130,182
GS Mortgage Securities Corp. II 1.260%, 03/06/20 (144A) (b)	1,050,000	1,051,473

		5,181,655

Total Mortgage-Backed Securities (Cost $57,664,897)		57,717,930

Domestic Bonds & Debt Securities—3.2%

Diversified Financial Services—1.7%
National Credit Union Administration Guaranteed Notes 1.400%, 06/12/15	50,000	51,149
2.350%, 06/12/17	10,620,000	11,296,069
3.450%, 06/12/21	8,645,000	9,707,730
Private Export Funding Corp.
4.300%, 12/15/21	6,000,000	7,260,576

		28,315,524

IT Services—0.2%
International Business Machines Corp.
1.250%, 05/12/14	3,000,000	3,036,717

Pharmaceuticals—0.3%
Merck & Co., Inc.
4.375%, 02/15/13	5,000,000	5,024,185

Retail—0.5%
Wal-Mart Stores, Inc.
4.550%, 05/01/13	5,000,000	5,069,280
1.625%, 04/15/14	3,000,000	3,050,640

		8,119,920

Software—0.5%
Microsoft Corp. 2.950%, 06/01/14	7,000,000	$7,260,393

Total Domestic Bonds & Debt Securities (Cost $51,836,128)		51,756,739

Foreign Bonds & Debt Securities—1.8%

Sovereign—1.8%
Israel Government AID Bond
5.500%, 09/18/23	13,328,000	17,606,368
5.500%, 12/04/23	8,905,000	11,803,586

Total Foreign Bonds & Debt Securities (Cost $28,573,285)		29,409,954

Asset-Backed Securities—1.3%

Asset-Backed - Automobile—0.2%
AmeriCredit Automobile Receivables Trust
0.760%, 10/08/15	3,199,818	3,205,399
Capital Auto Receivables Asset Trust
6.890%, 01/15/15 (144A)	693,806	700,756

		3,906,155

Asset-Backed - Other—0.6%
Ally Master Owner Trust
1.959%, 01/15/15 (144A) (b)	4,450,000	4,453,086
4.250%, 04/15/17 (144A)	5,000,000	5,388,010

		9,841,096

Asset-Backed - Student Loan—0.5%
SLM Student Loan Trust 0.370%, 02/27/17 (b)	7,644,235	7,647,484

Total Asset-Backed Securities (Cost $21,493,092)		21,394,735

Short-Term Investment—1.1%

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $17,492,010 on 01/02/13, collateralized by $15,950,000 Federal National Mortgage Association at 4.375% due 10/15/15 with a value of $17,844,063.	17,492,000	17,492,000

Total Short-Term Investment (Cost $17,492,000)		17,492,000

Total Investments—107.8% (Cost $1,752,661,193) (e)		1,759,635,456
Other assets and liabilities (net)—(7.8)%		(127,972,438)

Net Assets—100.0%		$1,631,663,018

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis® Government Income Portfolio

Schedule of Investments as of December 31, 2012

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2012. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Principal only security.
(d)	Interest only security.
(e)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,756,394,040. The aggregate unrealized appreciation and depreciation of investments were $10,714,641 and $(7,473,225), respectively, resulting in net unrealized appreciation of $3,241,416 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $37,315,657, which is 2.3% of net assets.
(CMO)—	Collateralized Mortgage Obligations
(REMIC)—	Real Estate Mortgage Investment Conduit

Forward Sales Commitments

Securities Sold Short	Counterparty	Principal Amount	Interest Rate	Maturity	Proceeds	Value
Fannie Mae 30 Yr. Pool	JPMorgan Chase Bank N.A.	$(6,600,000)	4.500%	TBA	$(7,101,188)	$(7,131,352)
Freddie Mac 30 Yr. Gold Pool	Goldman Sachs & Co.	(2,200,000)	3.500%	TBA	(2,334,492)	(2,340,078)

					$(9,435,680)	$(9,471,430)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,581,864,098	$—	$1,581,864,098
Total Mortgage-Backed Securities*	—	57,717,930	—	57,717,930
Total Domestic Bonds & Debt Securities*	—	51,756,739	—	51,756,739
Total Foreign Bonds & Debt Securities*	—	29,409,954	—	29,409,954
Total Asset-Backed Securities*	—	21,394,735	—	21,394,735
Total Short-Term Investment*	—	17,492,000	—	17,492,000
Total Investments	$—	$1,759,635,456	$—	$1,759,635,456

Forward Sales Commitments	$—	$(9,471,430)	$—	$(9,471,430)
Swap Contracts
Swap Contracts at Value (Assets)	$—	$924,117	$—	$924,117
Swap Contracts at Value (Liabilities)	—	(11,660)	—	(11,660)
Total Swap Contracts	$—	$912,457	$—	$912,457

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pyramis® Government Income Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$1,759,635,456
Cash		52,367
Receivable for investments sold		35,261,970
Receivable for TBA securities sold (b)		40,473,374
Receivable for fund shares sold		1,603,741
Interest receivable		5,870,363
Swap interest receivable		26,991
Swaps at market value		924,117
Other assets		2,113

Total Assets		1,843,850,492

Liabilities
Payables for:
Investments purchased	$50,030,512
TBA securities purchased	151,204,662
Fund shares redeemed	355,207
Forward sales commitments, at value	9,471,430
Swaps at market value	11,660
Interest payable on forward sales commitments	13,506
Swap interest	95,958
Accrued Expenses:
Management fees	567,969
Distribution and service fees— Class B	340,158
Administration fees	7,848
Custodian and accounting fees	17,883
Deferred trustees’ fees	16,232
Other expenses	54,449

Total Liabilities		212,187,474

Net Assets		$1,631,663,018

Net assets represented by
Paid in surplus		$1,590,404,754
Accumulated net realized gain		10,411,362
Unrealized appreciation on investments and swap contracts		7,850,970
Undistributed net investment income		22,995,932

Net Assets		$1,631,663,018

Net Assets
Class B		$1,631,663,018
Capital Shares Outstanding*
Class B		147,693,017
Net Asset Value, Offering Price and Redemption Price Per Share
Class B		$11.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,752,661,193.
(b)	Includes $9,435,680 related to proceeds from forward sale commitments.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Interest (a)		$19,125,590

Total investment income		19,125,590

Expenses
Management fees	$4,943,471
Administration fees	32,944
Custodian and accounting fees	146,050
Distribution and service fees—Class B	2,914,669
Audit and tax services	59,031
Legal	37,375
Trustees’ fees and expenses	31,259
Shareholder reporting	11,558
Insurance	4,004
Miscellaneous	3,914

Total expenses	8,184,275

Net Investment Income		10,941,315

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		21,862,102
Futures contracts		254,965
Swap contracts		(196,603)

Net realized gain		21,920,464

Net change in unrealized appreciation (depreciation) on:
Investments		(627,365)
Swap contracts		900,705

Net change in unrealized appreciation		273,340

Net realized and unrealized gain		22,193,804

Net Increase in Net Assets From Operations		$33,135,119

(a)	Net of foreign withholding taxes of $2,964.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pyramis® Government Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Period Ended December 31, 2011(a)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$10,941,315	$2,592,301
Net realized gain	21,920,464	7,714,239
Net change in unrealized appreciation	273,340	7,577,630

Net increase in net assets resulting from operations	33,135,119	17,884,170

Distributions to Shareholders
From net investment income
Class B	(174,555)	(2,564,614)
From net realized capital gains
Class B	(1,364,353)	(5,690,975)

Net decrease in net assets resulting from distributions	(1,538,908)	(8,255,589)

Net increase in net assets from capital share transactions	882,551,912	707,886,314

Net Increase in Net Assets	914,148,123	717,514,895

Net Assets
Net assets at beginning of period	717,514,895	—

Net assets at end of period	$1,631,663,018	$717,514,895

Undistributed net investment income at end of period	$22,995,932	$167,720

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Period Ended December 31, 2011(a)
	Shares	Value	Shares	Value
Class B
Sales	91,789,502	$1,001,461,425	68,363,407	$723,556,445
Reinvestments	142,888	1,538,908	770,830	8,255,589
Redemptions	(11,120,802)	(120,448,421)	(2,252,808)	(23,925,720)

Net increase	80,811,588	$882,551,912	66,881,429	$707,886,314

Increase derived from capital shares transactions		$882,551,912		$707,886,314

(a)	Commencement of operations was 5/2/2011.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pyramis® Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2012		2011(a)
Net Asset Value, Beginning of Period	$10.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.10		0.10
Net realized and unrealized gain on investments	0.24		0.76

Total from investment operations	0.34		0.86

Less Distributions
Distributions from net investment income	(0.00	)(c)	(0.04)
Distributions from net realized capital gains	(0.02)		(0.09)

Total distributions	(0.02)		(0.13)

Net Asset Value, End of Period	$11.05		$10.73

Total Return (%) (d)	3.15		8.57	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.70		0.84	(f)
Ratio of net expenses to average net assets (%) (g)	0.70		0.84	(f)
Ratio of net investment income to average net assets (%)	0.94		1.37	(f)
Portfolio turnover rate (%)	457	(h)	366	(e)
Net assets, end of period (in millions)	$1,631.7		$717.5

(a)	Commencement of operations was 5/2/2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(h)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 262%.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis® Government Income Portfolio (the “Portfolio”) (commenced operations on May 2, 2011), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

MIST-14

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-15

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to swap transactions, deflation adjustments, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

MIST-16

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$4,943,471	0.520%	First $100 Million
	0.440%	$100 Million to $500 Million
	0.400%	Over $500 Million

MIST-17

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2013. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.05%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2012, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the year ended December 31, 2012 are shown as expense reimbursed by the Adviser in the Statement of Operations, if applicable.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities including mortgage dollar roll and TBA transactions and excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$6,434,196,507	$117,944,909	$5,548,556,633	$59,687,129

MIST-18

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2012 were as follows:

Purchases	Sales
$2,666,837,766	$2,644,790,775

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

MIST-19

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Pyramis Government Income Portfolio At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Swaps at market value	$924,117	Swaps at market value	$11,660

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Future contracts	$254,965
Swap contracts	(196,603)

$58,362

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Swap contracts	$900,705

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Futures contracts long	42,850,000
Futures contracts short	(16,200,000)
Swap contracts	38,862,000

(a)	Averages are based on activity levels during 2012.

6. Swap Agreements

Open interest rate swap agreements as of December 31, 2012 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	0.383%	11/06/14	Deutsche Bank AG	16,900,000	USD	$(3,162)	$—	$(3,162)
Receive	3-Month USD-LIBOR	0.375%	11/19/14	JPMorgan Securities, Inc.	12,400,000	USD	(53)	—	(53)
Receive	3-Month USD-LIBOR	0.830%	11/06/17	Deutsche Bank AG	5,400,000	USD	(8,445)	—	(8,445)
Receive	3-Month USD-LIBOR	0.763%	11/19/17	JPMorgan Securities, Inc.	3,900,000	USD	8,098	—	8,098
Receive	3-Month USD-LIBOR	1.759%	11/06/22	Deutsche Bank AG	5,500,000	USD	10,699	—	10,699
Receive	3-Month USD-LIBOR	1.623%	11/19/22	JPMorgan Securities, Inc.	3,800,000	USD	58,181	—	58,181
Receive	3-Month USD-LIBOR	2.438%	06/01/42	JPMorgan Securities, Inc.	1,100,000	USD	76,550	—	76,550
Receive	3-Month USD-LIBOR	2.647%	11/06/42	Deutsche Bank AG	3,300,000	USD	84,667	—	84,667
Receive	3-Month USD-LIBOR	2.458%	11/19/42	JPMorgan Securities, Inc.	1,700,000	USD	113,859	—	113,859
Receive	3-Month USD-LIBOR	2.584%	12/04/42	JPMorgan Securities, Inc.	14,479,000	USD	572,063	—	572,063

Totals							$912,457	$—	$912,457

MIST-20

Met Investors Series Trust

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$1,538,908	$8,255,589	$—	$—	$1,538,908	$8,255,589

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$37,156,374	$—	$4,118,123	$—	$41,274,497

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

10. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-21

Met Investors Series Trust

Pyramis® Government Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pyramis Government Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pyramis Government Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for the year then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pyramis Government Income Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-22

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-23

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-24

Met Investors Series Trust

Pyramis® Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Pyramis® Government Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-25

Met Investors Series Trust

Pyramis® Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-26

Met Investors Series Trust

Pyramis® Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Pyramis® Government Income Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital Aggregate Bond Index, and its blended benchmark, for the one-year period ended October 31, 2012. The Board also noted that the Portfolio commenced operations on April 29, 2011. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Pyramis® Government Income Portfolio, the Board considered that the Portfolio’s actual management fee was below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, above the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MIST-27

Met Investors Series Trust

Pyramis® Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Pyramis® Government Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-28

Met Investors Series Trust

Pyramis® Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-29

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-30

Met Investors Series Trust

RCM Technology Portfolio

Managed by RCM Capital Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the RCM Technology Portfolio returned 12.43%, 12.12%, and 12.45%, respectively. The Portfolio’s benchmarks, the NASDAQ Composite Index1 and the S&P North American Technology Sector Index2, returned 15.91% and 15.23%, respectively over the same period.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets rose over the year as the economic recovery in the U.S. established a firmer footing and global central banks took aggressive actions to help economic growth worldwide.

U.S. equity markets rose over 2012 as the economic recovery in the U.S. established a firmer footing and global central banks took aggressive actions to help economic growth worldwide. Over the period, the S&P 500 Index rose 16.00% in U.S. Dollar terms.

As we entered 2012, sentiment surrounding the eurozone improved as the European Central Bank injected large amounts of liquidity into the banking system. Meanwhile in the U.S., investors shrugged off evidence of decelerating growth in corporate profits and instead focused on improvements in key economic metrics.

Mid-year, U.S. equity markets gave back a significant portion of their year-to-date gains amid softening economic data and renewed concerns over Europe’s debt crisis. In response, global central banks acted swiftly in coordinated actions which helped equities resume their upward trajectory.

U.S. equities later pulled back in October after more than half of the companies in the S&P 500 Index reporting financial results during the month missed analysts’ revenue expectations. Then, following the re-election of U.S. President Barack Obama, markets fell as investors’ attention focused on the debates between the White House and congressional Republicans over steps to curb the economic impact of the fiscal cliff’s approximately $600 billion in automatic spending cuts and tax increases scheduled to take effect at the beginning of 2013. For the remainder of the year, markets oscillated between periods of optimism and doubt that a deal could be reached. On the final trading day of the year, markets rallied after the President and Congressional leaders announced a deal was within reach.

Gaining more muted attention, U.S. economic data released over the final quarter of the year showed improvement especially in the labor and housing markets. Initial unemployment claims fell back to more moderate levels after spiking due to the disruption caused by Hurricane Sandy in late October. The housing market continued to show strength as existing home sales surged more than expected.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The RCM Technology Portfolio, Class A returned 12.43% in calendar year 2012, which slightly underperformed the S&P North American Technology Sector Index’s return of 15.23%. The performance shortfall over the year was driven by industry allocation, while stock selection was also a negative contributor to returns.

In a trend that surfaced last year, the outperformance of mega and large cap Technology stocks over smaller, higher-growth Technology stocks continued to weigh on the Portfolio’s performance versus the benchmark. Historically, the Portfolio has maintained a sizable underweight position to mega and large cap companies that do not typically have the growth rates advocated by our strategy. The Portfolio moderated our underweight position to mega and large caps over the year, and thus mitigated the negative performance effects this group had.

Within the Technology subsectors, the allocation and stock selection in Internet Software & Services and Semiconductors were large detractors to returns. On an allocation basis, the large overweight to mid-caps detracted from active returns. In addition, stock selection within the segment was also weak with mid cap holdings such as Fusion-io, Inc. and Skyworks Solutions, Inc. among the largest detractors from performance.

Our overweight position in Fusion-io Inc., a mid-cap company which has developed technologies to improve datacenter efficiencies, detracted from returns. Skyworks Solutions Inc.’s shares declined after management’s revenue growth forecast fell short of analysts’ expectations. The Portfolio continued to hold this stock as we believed in the company’s leadership in key segments with links to the increasing adoption of 3G and 4G networks and improving fundamentals. Other detractors included overweight positions in Groupon Inc. and Netflix Inc. Shares of Groupon Inc. declined on management missteps while Netflix Inc. fell on concerns over slowing customer growth. We exited both of these positions during the year.

On the positive side, strong performance from the cloud computing companies Salesforce.com Inc. and Ariba Inc. contributed to our relative performance. Shares of Ariba, a Software as a Service leader in supply chain management, which was sold during the year, rose after business software giant SAP AG announced plans to acquire the company at a 19% premium to the then-current price. In addition, our allocation and stock selection in the Software and Communications Equipment subsectors were positive contributors to returns over the year.

Other top contributors included our underweights in Hewlett-Packard Co. and Intel Corp. as well as an overweight in social media giant Facebook Inc. We purchased Facebook Inc. in mid-September after the shares fell over 40% from their Initial Public Offering date in May 2012. We initiated our position after we were encouraged by the company’s ramped-up monetization of mobile usage. With “fiscal

MIST-1

Met Investors Series Trust

RCM Technology Portfolio

Managed by RCM Capital Management LLC

Portfolio Manager Commentary*—(Continued)

cliff” concerns having temporarily slowed Technology investment in the U.S., expectations were lowered for the fourth quarter earnings reporting season as a result of these uncertainties.

As of December 31, 2012, the Portfolio has carefully selected certain segments to overweight and underweight relative to its benchmark, the S&P North American Technology Sector Index. First, the Portfolio’s largest industry overweights were the Internet Software & Services and Materials segments. Conversely, the Portfolio maintained a below-benchmark weight in the Computers & Peripherals and IT Services industries. In a market capitalization context, the Portfolio had an overweight to large cap companies (market caps greater than $20 billion) and an underweight to small- and mid-sized companies (market caps less than $20 billion).

Huachen Chen

Walter Price, Jr.

Portfolio Managers

RCM Capital Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

RCM Technology Portfolio

RCM TECHNOLOGY PORTFOLIO MANAGED BY

RCM CAPITAL MANAGEMENT LLC VS. NASDAQ COMPOSITE INDEX1 AND

S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX2

AVERAGE ANNUAL RETURN3 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year
RCM Technology Portfolio
Class A	12.43	2.91	10.43
Class B	12.12	2.64	10.20
Class E	12.45	2.75	10.29
NASDAQ Composite Index[1]	15.91	2.63	8.50
S&P North American Technology Sector Index[2]	15.23	3.54	9.40

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

2 The S&P North American Technology Sector Index™ is an unmanaged index providing investors with a suite of equity benchmarks for U.S. traded technology-related securities.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Google, Inc. - Class A	7.5
Cisco Systems, Inc.	6.8
Visa, Inc. - Class A	5.0
Oracle Corp.	4.7
Microsoft Corp.	4.6
eBay, Inc.	4.2
Samsung Electronics Co., Ltd. (GDR)	4.1
Salesforce.com, Inc.	4.1
Apple, Inc.	3.5
International Business Machines Corp.	3.3

Top Sectors

% of Market Value of Total Investments
Information Technology	82.3
Consumer Discretionary	8.2
Cash & Cash Equivalents	5.3
Materials	2.5
Industrials	1.6
Health Care	0.1

MIST-3

Met Investors Series Trust

RCM Technology Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

RCM Technology Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.95%	$1,000.00	$1,025.50	$4.84
	Hypothetical*	0.95%	$1,000.00	$1,020.36	$4.82

Class B	Actual	1.20%	$1,000.00	$1,024.00	$6.11
	Hypothetical*	1.20%	$1,000.00	$1,019.10	$6.09

Class E	Actual	1.10%	$1,000.00	$1,023.60	$5.60
	Hypothetical*	1.10%	$1,000.00	$1,019.61	$5.58

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

RCM Technology Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—94.1% of Net Assets

Security Description	Shares	Value

Automobiles—1.7%
Tesla Motors, Inc. (a) (b)	168,270	$5,699,305

Chemicals—2.5%
Monsanto Co.	86,680	8,204,262

Communications Equipment—11.8%
Cisco Systems, Inc.	1,148,645	22,570,874
F5 Networks, Inc. (a)	8,955	869,978
Juniper Networks, Inc. (a)	76,010	1,495,117
Motorola Solutions, Inc.	56,435	3,142,301
QUALCOMM, Inc.	176,670	10,957,073

		39,035,343

Computers & Peripherals—9.2%
Apple, Inc.	21,725	11,580,077
EMC Corp. (a)	260,509	6,590,878
Fusion-io, Inc. (a) (b)	317,125	7,271,676
SanDisk Corp. (a)	71,995	3,136,102
Seagate Technology plc (b)	41,145	1,254,100
Western Digital Corp.	16,805	714,044

		30,546,877

Construction & Engineering—1.6%
Quanta Services, Inc. (a)	188,720	5,150,169

Electronic Equipment, Instruments & Components—1.3%
Hitachi, Ltd. (b)	203,000	1,194,681
Hon Hai Precision Industry Co., Ltd. (GDR)	26,325	158,886
LG Display Co., Ltd. (ADR) (a) (b)	87,200	1,262,656
LG Electronics, Inc. (GDR) (144A)	164,210	1,535,363

		4,151,586

Health Care Technology—0.2%
athenahealth, Inc. (a)	6,475	475,589

Internet & Catalog Retail—4.7%
Amazon.com, Inc. (a)	43,100	10,824,134
Netflix, Inc. (a)	7,150	663,377
priceline.com, Inc. (a)	6,790	4,217,948

		15,705,459

Internet Software & Services—17.1%
Akamai Technologies, Inc. (a)	38,355	1,569,103
eBay, Inc. (a)	272,890	13,922,848
Facebook, Inc. - Class A (a)	365,345	9,729,137
Google, Inc. - Class A (a)	35,170	24,948,543
LinkedIn Corp. - Class A (a) (b)	6,920	794,554
NetEase.com, Inc. (ADR) (a)	33,600	1,429,680
Phoenix New Media, Ltd. (ADR) (a) (b)	50,495	183,802
Renren, Inc. (ADR) (a)	1,264	4,361
Yahoo!, Inc. (a)	192,780	3,836,322
Yelp, Inc. (a) (b)	21,320	401,882

		56,820,232

IT Services—13.4%
Automatic Data Processing, Inc.	6,085	$346,906
Cognizant Technology Solutions Corp. - Class A (a)	109,940	8,141,057
Fidelity National Information Services, Inc.	32,155	1,119,316
Fiserv, Inc. (a)	22,475	1,776,199
International Business Machines Corp.	57,800	11,071,590
MasterCard, Inc. - Class A	11,505	5,652,176
Visa, Inc. - Class A	108,535	16,451,735

		44,558,979

Media—1.7%
Comcast Corp. - Class A	151,735	5,671,854

Semiconductors & Semiconductor Equipment—9.9%
Altera Corp.	39,965	1,376,395
Analog Devices, Inc.	54,170	2,278,390
Avago Technologies, Ltd.	45,840	1,451,294
Broadcom Corp. - Class A (a)	32,520	1,079,989
Intel Corp.	92,695	1,912,298
Lam Research Corp. (a)	19,980	721,877
Maxim Integrated Products, Inc.	94,420	2,775,948
Microchip Technology, Inc. (b)	64,920	2,115,743
Micron Technology, Inc. (a)	51,245	325,406
Samsung Electronics Co., Ltd. (GDR)	19,175	13,601,256
Skyworks Solutions, Inc. (a)	64,930	1,318,079
Texas Instruments, Inc.	127,790	3,953,823

		32,910,498

Software—19.0%
Activision Blizzard, Inc.	114,594	1,216,988
Adobe Systems, Inc. (a)	74,555	2,809,232
Aspen Technology, Inc. (a)	163,560	4,520,799
Intuit, Inc.	88,365	5,257,718
Microsoft Corp.	572,210	15,295,173
Oracle Corp.	463,140	15,431,825
Salesforce.com, Inc. (a) (b)	80,880	13,595,928
TIBCO Software, Inc. (a)	127,125	2,798,021
Workday, Inc. - Class A (a) (b)	34,447	1,877,363

		62,803,047

Total Common Stocks (Cost $288,911,682)		311,733,200

Short-Term Investments—12.6%

Mutual Fund—7.3%
State Street Navigator Securities Lending Prime Portfolio (c)	24,319,028	24,319,028

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

RCM Technology Portfolio

Schedule of Investments as of December 31, 2012

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—5.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $17,495,010 on 01/02/13, collateralized by $17,320,000 U.S. Treasury Note at 1.375% due 11/30/15 with a value of $17,846,355.	17,495,000	$17,495,000

Total Short-Term Investments (Cost $41,814,028)		41,814,028

Total Investments—106.7% (Cost $330,725,710) (d)		353,547,228
Other assets and liabilities (net)—(6.7)%		(22,056,530)

Net Assets—100.0%		$331,490,698

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $24,353,030 and the collateral received consisted of cash in the amount of $24,319,028. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $334,466,809. The aggregate unrealized appreciation and depreciation of investments were $27,703,939 and $(8,623,520), respectively, resulting in net unrealized appreciation of $19,080,419 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $1,535,363, which is 0.5% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

RCM Technology Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$5,699,305	$—	$—	$5,699,305
Chemicals	8,204,262	—	—	8,204,262
Communications Equipment	39,035,343	—	—	39,035,343
Computers & Peripherals	30,546,877	—	—	30,546,877
Construction & Engineering	5,150,169	—	—	5,150,169
Electronic Equipment, Instruments & Components	2,798,019	1,353,567	—	4,151,586
Health Care Technology	475,589	—	—	475,589
Internet & Catalog Retail	15,705,459	—	—	15,705,459
Internet Software & Services	56,820,232	—	—	56,820,232
IT Services	44,558,979	—	—	44,558,979
Media	5,671,854	—	—	5,671,854
Semiconductors & Semiconductor Equipment	22,583,967	10,326,531	—	32,910,498
Software	62,803,047	—	—	62,803,047
Total Common Stocks	300,053,102	11,680,098	—	311,733,200
Short-Term Investments
Mutual Fund	24,319,028	—	—	24,319,028
Repurchase Agreement	—	17,495,000	—	17,495,000
Total Short-Term Investments	24,319,028	17,495,000	—	41,814,028
Total Investments	$324,372,130	$29,175,098	$—	$353,547,228

Collateral for securities loaned (Liability)	$—	$(24,319,028)	$—	$(24,319,028)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

RCM Technology Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$353,547,228
Cash		2,352,379
Receivable for investments sold		415,576
Receivable for fund shares sold		184,018
Dividends receivable		41,982
Other assets		807

Total Assets		356,541,990

Liabilities
Payables for:
Fund shares redeemed	$284,047
Collateral for securities loaned	24,319,028
Accrued Expenses:
Management fees	247,105
Distribution and service fees—Class B	54,846
Distribution and service fees—Class E	2,077
Administration fees	1,985
Custodian and accounting fees	13,006
Deferred trustees’ fees	35,625
Other expenses	93,573

Total Liabilities		25,051,292

Net Assets		$331,490,698

Net assets represented by
Paid in surplus		$296,752,522
Accumulated net realized gain		11,454,473
Unrealized appreciation on investments		22,821,518
Undistributed net investment income		462,185

Net Assets		$331,490,698

Net Assets
Class A		$56,383,929
Class B		258,825,864
Class E		16,280,905
Capital Shares Outstanding*
Class A		12,735,498
Class B		60,795,619
Class E		3,763,091
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$4.43
Class B		4.26
Class E		4.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $330,725,710.
(b)	Includes securities loaned at value of $24,353,030.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$3,889,036
Interest		2,075
Securities lending income		614,139

Total investment income		4,505,250
Expenses
Management fees	$3,051,192
Administration fees	10,538
Custodian and accounting fees	58,454
Distribution and service fees—Class B	670,857
Distribution and service fees—Class E	27,389
Audit and tax services	36,123
Legal	28,321
Trustees’ fees and expenses	28,816
Shareholder reporting	81,094
Insurance	670
Miscellaneous	9,968

Total expenses	4,003,422
Less broker commission recapture	(87,338)

Net expenses	3,916,084

Net Investment Income		589,166

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		16,391,073
Foreign currency transactions		(14,291)

Net realized gain		16,376,782

Net change in unrealized appreciation on:
Investments		21,282,497
Foreign currency transactions		10,143

Net change in unrealized appreciation		21,292,640

Net realized and unrealized gain		37,669,422

Net Increase in Net Assets From Operations		$38,258,588

(a)	Net of foreign withholding taxes of $28,499.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

RCM Technology Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income (loss)	$589,166	$(2,073,250)
Net realized gain	16,376,782	44,961,049
Net change in unrealized appreciation (depreciation)	21,292,640	(82,069,113)

Net increase (decrease) in net assets resulting from operations	38,258,588	(39,181,314)

Distributions to Shareholders
From net realized capital gains
Class A	(6,974,772)	—
Class B	(32,176,403)	—
Class E	(2,215,755)	—

Net decrease in net assets resulting from distributions	(41,366,930)	—

Net increase in net assets from capital share transactions	14,119,663	14,909,178

Net Increase (Decrease) in Net Assets	11,011,321	(24,272,136)

Net Assets
Net assets at beginning of period	320,479,377	344,751,513

Net assets at end of period	$331,490,698	$320,479,377

Accumulated undistributed net investment income (loss) at end of period	$462,185	$(964,129)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	2,691,206	$12,333,477	4,104,842	$20,367,350
Reinvestments	1,526,208	6,974,772	—	—
Redemptions	(4,468,714)	(20,428,305)	(6,292,331)	(31,172,181)

Net decrease	(251,300)	$(1,120,056)	(2,187,489)	$(10,804,831)

Class B
Sales	10,922,559	$49,846,916	18,469,617	$89,960,233
Fund subscription in kind (a)	—	—	2,528,602	13,300,445
Reinvestments	7,312,818	32,176,403	—	—
Redemptions	(14,657,650)	(64,637,771)	(15,570,648)	(73,833,172)

Net increase	3,577,727	$17,385,548	5,427,571	$29,427,506

Class E
Sales	267,320	$1,210,226	984,751	$4,941,864
Reinvestments	495,695	2,215,755	—	—
Redemptions	(1,253,437)	(5,571,810)	(1,764,150)	(8,655,361)

Net decrease	(490,422)	$(2,145,829)	(779,399)	$(3,713,497)

Increase derived from capital shares transactions		$14,119,663		$14,909,178

(a)	Includes cash and securities amounting to $865,446 and $12,434,999, respectively. Securities were valued at market as of April 29, 2011.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

RCM Technology Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$4.42	$4.90	$3.82	$2.40		$6.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02	(0.02)	(0.02)	(0.00	)(b)	0.00 (c)
Net realized and unrealized gain (loss) on investments	0.55	(0.46)	1.10	1.42		(2.19)

Total from investment operations	0.57	(0.48)	1.08	1.42		(2.19)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00		(0.72)
Distributions from net realized capital gains	(0.56)	0.00	0.00	0.00		(1.51)

Total distributions	(0.56)	0.00	0.00	0.00		(2.23)

Net Asset Value, End of Period	$4.43	$4.42	$4.90	$3.82		$2.40

Total Return (%) (d)	12.43	(9.80)	28.27	59.17		44.25

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.95	0.95	0.97	0.96		0.97
Ratio of net expenses to average net assets (%) (e)	0.95	0.95	0.97	0.96		0.95
Ratio of net investment income (loss) to average net assets (%)	0.37	(0.38)	(0.52)	(0.15)		0.00 (f)
Portfolio turnover rate (%)	125	172	161	138		181
Net assets, end of period (in millions)	$56.4	$57.4	$74.3	$57.8		$31.0

	Class B
	Year Ended December 31,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$4.28	$4.75	$3.71	$2.34		$6.72

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01	(0.03)	(0.03)	(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	0.53	(0.44)	1.07	1.38		(2.15)

Total from investment operations	0.54	(0.47)	1.04	1.37		(2.16)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00		(0.71)
Distributions from net realized capital gains	(0.56)	0.00	0.00	0.00		(1.51)

Total distributions	(0.56)	0.00	0.00	0.00		(2.22)

Net Asset Value, End of Period	$4.26	$4.28	$4.75	$3.71		$2.34

Total Return (%) (d)	12.12	(9.89)	27.69	58.97		44.45

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.20	1.20	1.22	1.21		1.22
Ratio of net expenses to average net assets (%) (e)	1.20	1.20	1.22	1.21		1.20
Ratio of net investment income (loss) to average net assets (%)	0.12	(0.62)	(0.77)	(0.40)		(0.25)
Portfolio turnover rate (%)	125	172	161	138		181
Net assets, end of period (in millions)	$258.8	$244.7	$246.2	$173.4		$83.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

RCM Technology Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$4.33	$4.81	$3.76	$2.36	$6.76

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01	(0.03)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.55	(0.45)	1.08	1.41	(2.16)

Total from investment operations	0.56	(0.48)	1.05	1.40	(2.17)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.72)
Distributions from net realized capital gains	(0.56)	0.00	0.00	0.00	(1.51)

Total distributions	(0.56)	0.00	0.00	0.00	(2.23)

Net Asset Value, End of Period	$4.33	$4.33	$4.81	$3.76	$2.36

Total Return (%) (d)	12.45	(9.98)	27.93	59.32	(44.49)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.10	1.10	1.12	1.11	1.12
Ratio of net expenses to average net assets (%) (e)	1.10	1.10	1.12	1.11	1.09
Ratio of net investment income (loss) to average net assets (%)	0.22	(0.53)	(0.67)	(0.29)	(0.15)
Portfolio turnover rate (%)	125	172	161	138	181
Net assets, end of period (in millions)	$16.3	$18.4	$24.2	$19.8	$11.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment loss was less than $0.01.
(c)	Net investment income was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is RCM Technology Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFICs), and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-14

Met Investors Series Trust

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with RCM Capital Management LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$3,051,192	0.880%	First $500 Million
	0.850%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$405,571,901	$—	$429,332,549

MIST-15

Met Investors Series Trust

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$—	$—	$41,366,930	$—	$41,366,930	$—

There were no distributions paid for the year ending December 31, 2011.

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$10,685,910	$5,007,474	$19,080,419	$—	$34,773,803

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-16

Met Investors Series Trust

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

9. Subsequent Events

At a meeting held on November 12-13, 2012, the Board approved the acquisition of the Portfolio by the T. Rowe Price Large Cap Growth Portfolio (“T. Rowe Price Large Cap Growth”), a portfolio of Metropolitan Series Fund, subject to the approval of shareholders of the Portfolio. On or about February 22, 2013, the shareholders of the Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Portfolio by T. Rowe Price Large Cap Growth in exchange for shares of the T. Rowe Price Large Cap Growth and the assumption by T. Rowe Price Large Cap Growth of the liabilities of the Portfolio. If approved by shareholders, it is anticipated that the reorganization will close on or about April 29, 2013.

MIST-17

Met Investors Series Trust

RCM Technology Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of RCM Technology Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RCM Technology Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RCM Technology Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-20

Met Investors Series Trust

RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the RCM Technology Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-21

Met Investors Series Trust

RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-22

Met Investors Series Trust

RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the RCM Technology Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2012, and outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the NASDAQ Composite Index, for the one- and three-year periods ended October 31, 2012, and outperformed the NASDAQ Composite Index for the five-year period ended October 31, 2012, and underperformed its other benchmark, the S&P North American Technology Sector Index for the one-year period ended October 31, 2012, and outperformed the S&P North American Technology Sector Index for the three- and five-year periods ended October 31, 2012. The Board considered that it was proposed that the Portfolio be reorganized into the T. Rowe Price Large Cap Growth Portfolio, a series of MIST, effective on or about April 29, 2013. Based on its review, the Board concluded that the Portfolio’s overall performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the RCM Technology Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median and Expense Universe median, and below the Sub-advised Expense Universe median, and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith

MIST-23

Met Investors Series Trust

RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the RCM Technology Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its contractual management fee would be triggered. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-24

Met Investors Series Trust

RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-25

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-26

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North America Inc.

Portfolio Manager Commentary*

PERFORMANCE

Since its inception on April 23, 2012, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 8.06%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 5.33% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Equity markets rose strongly during the year, led by international developed and emerging markets equities as the MSCI EAFE Index and MSCI Emerging Markets Index rose 17.9% and 18.6%, respectively. European equities were buoyed by investor confidence that the debt crisis, while far from resolved, was at least being contained with backstops by the European Central Bank (“ECB”) and financing facilities set up by European governments. Japanese equities also rallied – mostly during the latter part of the year—driven by the Liberal Democratic Party’s election victory prompting the Bank of Japan (“BOJ”) to weaken the yen through quantitative easing, combat deflation, and return to sustainable growth. Emerging market equities outperformed developed markets despite slowing BRIC (Brazil, Russia, India, China) economies driven by central bank monetary intervention and waning inflation fears. Despite downward revisions in consensus Gross Domestic Product (“GDP”) growth, emerging markets continue to be the largest driver of global growth.

U.S. equities rose during the year with the S&P 500, Russell 2000 and NADSAQ Composite Indices returning 16.0%, 16.3% and 17.5%, respectively. Equity markets were focused on the November election, mostly ignoring the pending fiscal cliff, as Mitt Romney’s campaign was not enough to halt President Obama’s re-election bid. The status quo prevailed in Congress as Democrats maintained control of the Senate and Republicans retained the House. Equity markets declined sharply following the election as political posturing from both sides of a divided Congress raised concerns that gridlock remained and would impede a resolution to the fiscal cliff. U.S. equity volatility remained elevated as the market reacted to the slightest bit of news from Washington. U.S. economic data was mixed throughout the year as unemployment fell modestly, however, mostly due to fewer job seekers as they gave up their search; manufacturing activity declined, while housing starts rose sharply—albeit off a historically low base.

Currency market moves during the year reflected heightened political risk in the U.S. regarding the fiscal cliff, easing political risk in the eurozone and central bank action in Japan. The U.S. dollar was generally weaker against most major currencies, except the yen, on concerns of a deep recession if politicians failed to avert the fiscal cliff. Meanwhile, financial backstops set up by the ECB assuaged concerns over the debt crisis and lifted the euro during the latter part of the year. In early October, the BOJ announced a strong stance in favor of monetary easing and asset purchases to overcome deflation and stimulate growth. The yen fell 12.4% versus the U.S. dollar during the year, where 11.1% of that came during the fourth quarter.

Commodities were mixed during the year despite the generally weaker dollar. Spot agriculture prices rose 6.5% after selling off sharply during the fourth quarter due to slowing emerging economies and favorable supply data. Energy was down on the year, led by crude oil prices which fell 11.5% on recessionary concerns and the ability of the U.S. to become less dependent on foreign oil. Gold rose 6.1%.

10-year bond yields around the world declined, led by Germany (-52.9 bps) and Australia (-52.3 bps). Much of the decline in the German bund yield came during the first part of the year over concerns that the debt crisis was spreading to Italy and Spain. Australian yields declined as demand for natural resources from China waned prompting monetary easing from the Reserve Bank of Australia (“RBA”). The yield on Japan’s Government Bond (“JGB”) fell 20 bps to 0.79% on the BOJ’s announcement of quantitative easing. The U.S. 10-year Treasury yield fell a modest 12.5 bps, although it experienced a more than 100 bps yield swing on ebbs and flows of risk aversion due to problems in Europe. High Yield and Emerging Market Debt spreads narrowed by 193 bps and 158 bps, respectively, during the year as investors continued to seek yield.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Schroders Global Multi-Asset Portfolio aims to capture global growth opportunities while protecting against market volatility. The Growth Engine contains actively-managed Schroders equity and bond portfolios, supplemented with passive investments to facilitate rapid implementation of Schroders’ thematic and tactical views in a cost-effective manner. Schroders seeks to pre-emptively manage risk in the Growth Engine through forward-looking market views, complemented by a Volatility Management Strategy overlay aiming to cap portfolio volatility at 10% over 12-month periods.

The Portfolio’s interest rate management contributed to performance as rates declined during the year due to monetary easing by central banks, including the Fed’s QE3 announcement. Further, country, regional and sector allocation decisions within global equities were mostly additive, specifically: tactical trade to switch U.S. equity exposure into the eurozone; overweighting U.S. energy equities; allocation to emerging equities; overweight to U.S. Financials as the sector rose sharply in December; positioning to Japanese equities via TOPIX and Nikkei futures. Security selection in the Schroders QEP Global Core portfolio also was additive as the strategy outperformed the MSCI World Index. Currency trades were also additive, specifically: long Norwegian krone / short Swedish krona pair trade; long Singapore / short Taiwan dollar; long Russian ruble position during the third quarter.

Security selection within the Schroders-managed investment grade fixed income sleeve detracted from Portfolio performance. The Portfolio’s allocation to the customized Thematic Equity Yield Basket detracted mostly during the fourth quarter as higher quality stocks

MIST-1

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroder Investment Management North America Inc.

Portfolio Manager Commentary*—(Continued)

lagged the broader global equity index. An allocation to the NASDAQ 100 during the fourth quarter created a performance drag as the index underperformed global equities. Lastly, the Portfolio’s de-risked positioning during the third quarter via an underweight to equities and an overweight to cash detracted as equity markets rallied during the period.

We implemented trades seeking to benefit from two new investment themes introduced during the latter part of the year. These included the stabilization of the U.S. housing market and the impact of synchronized central bank intervention. With regard to housing stabilization in the U.S., housing starts increased and prices firmed in most regions. The uptick indicates a cyclical, domestic phenomenon and we captured this by increasing the allocation to cyclical value stocks and increasing exposure to U.S. small capitalization stocks versus large capitalization stocks. Synchronized central bank intervention is the second investment theme, as continued monetary intervention leaves cash unrewarded and reduces investor risk aversion. While these actions are reflationary, we are not convinced that it is significantly growth-positive, although the potential wealth effect may facilitate consumption and housing.

At year end we continued to overweight reflationary trades by initiating positions in commodities (gold) and adding to risk assets—namely equities. Within equities, we allocated to U.S. small capitalization names, which derive a greater proportion of their earnings domestically, and the U.S. Banking sector via an ETF to capture domestic cyclical value exposure. The equity sleeve provided a core allocation to quality and value companies. This was supplemented with passive holdings (futures/ETFs) to achieve our desired equity exposures: overweight the U.S. and eurozone—as these represent the most attractive cyclical beta exposure—and increased weight to Japan. At period end we remained overweight High Yield Bonds and underweight Investment Grade Corporates.

As of December 31, 2012, the Portfolio was positioned slightly conservatively and the calculated volatility of the Portfolio’s positioning as of year-end is less than 10% per year. The allocation to global equities is 58.5% while the allocation to investment grade bonds is 31.4%. In addition, the Portfolio maintains a position in Opportunistic investments, which include High Yield Bonds and gold. Finally, due to concerns surrounding the U.S. fiscal cliff situation, we elevated the Portfolio’s cash toward the end of the fourth quarter.

The Portfolio held various types of derivatives, including stock index futures in domestic and foreign markets, as well as currency forwards used to hedge and obtain desired exposures. Interest rate swaps were used to implement the interest rate management. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

Johanna Kyrklund

Philip Chandler

Michael Hodgson

Portfolio Managers

Schroders Investment Management North Americas Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

SCHRODERS GLOBAL MULTI-ASSET PORTFOLIO MANAGED BY
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. VS. DOW JONES MODERATE INDEX1

CUMULATIVE RETURN2 (%) (FOR THE PERIOD ENDED DECEMBER 31, 2012)

Since Inception[3]
Schroders Global Multi-Asset Portfolio
Class B	8.06
Dow Jones Moderate Index[1]	5.33%

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Cumulative Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 4/23/2012. Index returns are based on an inception date of 4/23/2012.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Issuers

% of Net Assets
SPDR Barclays High Yield Bond ETF	4.8
U.S. Treasury Notes	4.3
Vanguard MSCI EAFE ETF	3.7
Vanguard Total Stock Market ETF	2.5
iShares Core S&P 500 ETF	2.2
PowerShares KBW Bank Portfolio	1.4
Vanguard MSCI Emerging Markets ETF	1.3
Bank of America Corp.	1.2
JPMorgan Chase & Co.	0.9
International Business Machines Corp.	0.9

Top Equity Sectors

% of Market Value of Total Investments
Financials	21.8
Health Care	3.7
Consumer Staples	3.4
Information Technology	3.2
Industrials	2.8

Top Fixed Income Sectors

% of Market Value of Total Investments
Cash & Cash Equivalents	24.3
Domestic Bonds & Debt Securities	21.1
Foreign Bonds & Debt Securities	5.5
U.S. Treasury & Government Agencies	5.0

MIST-3

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class B(a)(b)	Actual	1.10%	$1,000.00	$1,069.90	$5.72
	Hypothetical*	1.10%	$1,000.00	$1,019.61	$5.58

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 4 of the Notes to Financial Statements.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—26.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.5%
BAE Systems plc	28,947	$159,034
Chemring Group plc	2,759	10,341
Cobham plc	11,564	42,056
General Dynamics Corp.	3,767	260,940
Hexcel Corp. (a)	600	16,176
Kongsberg Gruppen A.S.	1,160	26,050
L-3 Communications Holdings, Inc.	1,200	91,944
Lockheed Martin Corp.	3,728	344,057
National Presto Industries, Inc.	300	20,730
Northrop Grumman Corp.	2,000	135,160
QinetiQ Group plc	6,073	17,836
Raytheon Co.	2,700	155,412
Rockwell Collins, Inc.	1,700	98,889
Saab AB - Class B	1,165	24,302
Ultra Electronics Holdings plc	949	25,402
United Technologies Corp.	2,224	182,390

		1,610,719

Air Freight & Logistics—0.1%
Expeditors International of Washington, Inc.	1,800	71,190
FedEx Corp.	1,900	174,268
Forward Air Corp.	600	21,006
Kintetsu World Express, Inc.	600	20,029
Oesterreichische Post AG	745	30,819
PostNL N.V. (a)	4,527	17,853
United Parcel Service, Inc. - Class B	500	36,865

		372,030

Airlines—0.1%
Allegiant Travel Co.	300	22,023
Deutsche Lufthansa AG	2,376	44,660
easyJet plc	3,169	39,840
Hawaiian Holdings, Inc. (a)	1,700	11,169
Skymark Airlines, Inc. (a)	2,100	11,933
Spirit Airlines, Inc. (a)	1,500	26,580
Turk Hava Yollari (a)	7,997	28,140

		184,345

Auto Components—0.3%
Aisin Seiki Co., Ltd.	1,800	56,137
Autoliv, Inc.	800	53,912
Calsonic Kansei Corp.	4,000	16,510
Chaowei Power Holdings, Ltd.	22,000	11,508
Cie Generale des Etablissements Michelin	1,457	138,128
Continental AG	705	81,572
Cooper Tire & Rubber Co.	500	12,680
Denso Corp.	1,600	55,672
Exedy Corp.	600	13,231
Faurecia	624	9,902
FCC Co., Ltd.	900	18,702
GKN plc	12,755	47,592
Halla Climate Control Corp.	1,200	26,661
HI-LEX Corp.	700	11,634
Kinugawa Rubber Industrial Co., Ltd.	2,000	12,581
Koito Manufacturing Co., Ltd.	1,000	14,583

Auto Components—(Continued)
Lear Corp.	600	$28,104
Leoni AG	353	13,326
Magna International, Inc.	1,900	94,895
Minth Group, Ltd.	20,000	23,132
NHK Spring Co., Ltd.	2,000	16,481
Nissin Kogyo Co., Ltd.	900	13,931
NOK Corp.	1,100	17,041
Plastic Omnium S.A.	535	16,140
Showa Corp.	1,000	9,862
Stanley Electric Co., Ltd.	1,900	27,046
Sumitomo Rubber Industries, Ltd.	2,000	24,164
Tianneng Power International, Ltd.	18,000	11,705
Tokai Rika Co., Ltd.	1,100	15,311
Topre Corp.	1,100	10,075
Toyoda Gosei Co., Ltd.	1,200	24,413
Toyota Boshoku Corp.	1,000	11,600
TRW Automotive Holdings Corp. (a)	1,000	53,610
TS Tech Co., Ltd.	700	12,538
Unipres Corp.	700	15,403
Valeo S.A.	316	16,023
Yokohama Rubber Co., Ltd. (The)	2,000	14,476

		1,050,281

Automobiles—0.2%
Daihatsu Motor Co., Ltd.	4,000	79,119
Daimler AG	2,064	112,787
Fleetwood Corp., Ltd.	1,051	10,783
Ford Motor Co.	9,000	116,550
Ford Otomotiv Sanayi A.S.	2,192	26,384
Guangzhou Automobile Group Co., Ltd. - Class H	26,000	23,427
Isuzu Motors, Ltd.	7,000	41,698
Kia Motors Corp.	1,035	55,074
Renault S.A.	1,008	55,613
Toyota Motor Corp.	3,700	172,703

		694,138

Beverages—0.5%
Carlsberg Brewery Malaysia Bhd	3,000	12,307
China Tontine Wines Group, Ltd.	128,000	12,852
Coca-Cola Amatil, Ltd.	6,862	96,476
Coca-Cola Co. (The)	14,700	532,875
Diageo plc	5,965	173,656
National Beverage Corp.	700	10,213
Nichols plc	943	13,299
PepsiCo, Inc.	8,030	549,493
Royal UNIBREW A.S.	218	18,994
SABMiller plc	2,249	105,856
Thai Beverage plc	214,000	69,479
Tibet 5100 Water Resources Holdings, Ltd.	23,000	7,464

		1,602,964

Biotechnology—0.2%
Actelion, Ltd. (a)	242	11,624
Amgen, Inc.	3,100	267,592

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Biogen Idec, Inc. (a)	100	$14,667
Celgene Corp. (a)	2,200	173,184
Cubist Pharmaceuticals, Inc. (a)	700	29,442
Gilead Sciences, Inc. (a)	2,400	176,280
Myriad Genetics, Inc. (a)	900	24,525
PDL BioPharma, Inc.	3,100	21,855
United Therapeutics Corp. (a)	400	21,368

		740,537

Building Products—0.1%
Asahi Glass Co., Ltd.	5,000	36,327
Cie de St-Gobain	2,047	87,588
Geberit AG (a)	192	42,504
Sekisui Jushi Corp.	1,000	10,467

		176,886

Capital Markets—0.5%
Aberdeen Asset Management plc	15,068	89,351
American Capital, Ltd. (a)	3,200	38,400
ARA Asset Management, Ltd. (144A)	9,000	12,009
Ashmore Group plc	9,031	52,220
Azimut Holding S.p.A.	2,190	31,599
Capital Southwest Corp.	100	9,963
Close Brothers Group plc	2,480	34,824
Deutsche Bank AG	3,282	142,989
Duff & Phelps Corp. - Class A	1,000	15,620
Dundee Corp. - Class A (a)	500	15,407
Eaton Vance Corp.	1,300	41,405
Federated Investors, Inc. - Class B	1,200	24,276
Franklin Resources, Inc.	500	62,850
Gimv N.V.	306	15,387
Goldman Sachs Group, Inc. (The)	2,300	293,388
Greenhill & Co., Inc.	200	10,398
Intermediate Capital Group plc	3,031	15,923
Investec plc	4,328	29,478
Macquarie Group, Ltd.	2,099	78,063
Main Street Capital Corp.	600	18,306
Mediobanca S.p.A.	8,752	54,213
Morgan Stanley	9,300	177,816
Nomura Holdings, Inc.	21,800	128,713
Northern Trust Corp.	400	20,064
Partners Group Holding AG	74	17,092
Platinum Asset Management, Ltd.	6,376	26,460
State Street Corp.	1,500	70,515
T. Rowe Price Group, Inc.	1,500	97,695
Tullett Prebon plc	2,220	9,211
UBS AG (a)	2,393	37,633
Waddell & Reed Financial, Inc. - Class A	1,400	48,748

		1,720,016

Chemicals—0.7%
Agrium, Inc.	1,200	119,602
Albemarle Corp.	900	55,908
Asahi Kasei Corp.	7,000	41,337
BASF SE	4,908	461,309

Chemicals—(Continued)
CF Industries Holdings, Inc.	500	$101,580
China BlueChemical, Ltd. - Class H	32,000	21,491
China Sanjiang Fine Chemicals Co., Ltd.	33,000	13,372
China Steel Chemical Corp.	3,000	13,444
Daicel Corp.	1,000	6,617
E.I. du Pont de Nemours & Co.	1,440	64,757
Elementis plc	4,888	18,539
EMS-Chemie Holding AG	104	24,529
FutureFuel Corp.	900	10,656
Hawkins, Inc.	200	7,728
Hexpol AB	425	22,466
Hitachi Chemical Co., Ltd.	1,400	20,867
Incitec Pivot, Ltd.	14,608	49,641
Innophos Holdings, Inc.	300	13,950
Innospec, Inc.	500	17,245
Israel Chemicals, Ltd.	8,327	100,386
Johnson Matthey plc	1,182	45,395
K+S AG	1,491	68,934
Kronos Worldwide, Inc.	1,000	19,500
Kuraray Co., Ltd.	4,500	58,916
LyondellBasell Industries N.V. - Class A	2,400	137,016
Mitsubishi Chemical Holdings Corp.	4,500	22,447
Monsanto Co.	1,490	141,028
Mosaic Co. (The)	2,100	118,923
NewMarket Corp.	100	26,220
Nihon Parkerizing Co., Ltd.	1,000	14,366
Nippon Paint Co., Ltd.	3,000	25,787
Nippon Shokubai Co., Ltd.	2,000	20,391
NOF Corp.	3,000	13,490
Potash Corp. of Saskatchewan, Inc.	4,700	191,270
Praxair, Inc.	925	101,241
Rockwood Holdings, Inc.	600	29,676
Stepan Co.	400	22,216
Synthos S.A.	12,368	21,808
Teijin, Ltd.	7,000	17,265
Terra Nitrogen Co. L.P.	200	42,818
Toagosei Co., Ltd.	4,000	15,660
Victrex plc	1,109	29,930
Wacker Chemie AG	217	14,218
Westlake Chemical Corp.	400	31,720
Yara International ASA	1,819	90,288
Yule Catto & Co. plc	5,428	16,913

		2,522,860

Commercial Banks—1.9%
1st Source Corp.	500	11,045
Aozora Bank, Ltd.	10,000	30,726
Australia & New Zealand Banking Group, Ltd.	7,227	189,209
Banca Monte dei Paschi di Siena S.p.A. (a)	31,578	9,752
Banca Popolare dell’Emilia Romagna S.c.r.l.	2,817	19,602
Banca Popolare di Milano Scarl (a)	28,831	17,347
Bancfirst Corp.	300	12,708
Banco Bilbao Vizcaya Argentaria S.A.	18,711	171,773
Banco Espirito Santo S.A. (a)	34,185	41,268
Banco Popolare SC (a)	6,539	10,945
Banco Popular Espanol S.A. (a)	39,511	30,448

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Banks—(Continued)
Banco Santander S.A.	29,955	$241,530
Bank Hapoalim BM (a)	10,432	44,879
Bank Leumi Le-Israel BM (a)	14,624	50,006
Bank of Hawaii Corp.	600	26,430
Bank of Montreal	2,000	122,369
Bank of Nova Scotia	900	51,990
Bank of Yokohama, Ltd. (The)	14,000	64,986
Barclays plc	55,942	241,579
BNP Paribas S.A.	3,987	224,736
BOK Financial Corp.	600	32,676
CaixaBank	8,807	30,789
CapitalSource, Inc.	2,600	19,708
Chiba Bank, Ltd. (The)	10,000	58,507
Chugoku Bank, Ltd. (The)	3,000	41,879
City Holding Co.	400	13,940
Comerica, Inc.	2,500	75,850
Commerce Bancshares, Inc.	1,155	40,494
Commerzbank AG (a)	11,725	22,313
Commonwealth Bank of Australia	1,926	125,108
Community Trust Bancorp, Inc.	400	13,112
Credit Agricole S.A. (a)	3,568	28,969
Credito Emiliano S.p.A.	4,272	23,445
Cullen/Frost Bankers, Inc.	800	43,416
Dah Sing Financial Holdings, Ltd.	4,000	18,252
DNB ASA	3,097	39,477
East West Bancorp, Inc.	1,300	27,937
Fifth Third Bancorp.	4,700	71,393
First BanCorp (a)	3,000	13,740
First Citizens BancShares, Inc. - Class A	200	32,700
First Financial Bancorp	900	13,158
First Financial Corp.	300	9,072
First International Bank Of Israel, Ltd. (a)	1,434	21,117
First of Long Island Corp. (The)	300	8,496
First Republic Bank	2,300	75,394
Fukui Bank, Ltd. (The)	5,000	9,943
Gunma Bank, Ltd. (The)	8,000	38,923
Hachijuni Bank, Ltd. (The)	8,000	40,159
Higo Bank, Ltd. (The)	6,000	33,318
Hokkoku Bank, Ltd. (The)	5,000	18,480
HSBC Holdings plc	64,495	682,370
International Bancshares Corp.	900	16,245
Intesa Sanpaolo S.p.A.	39,199	67,814
Israel Discount Bank, Ltd. - Class A (a)	13,131	21,857
Iyo Bank, Ltd. (The)	4,000	31,571
Kagoshima Bank, Ltd. (The)	4,000	25,049
KBC Groep N.V.	2,028	70,590
Keiyo Bank, Ltd. (The)	3,000	13,171
KeyCorp.	9,300	78,306
Lloyds Banking Group plc (a)	195,486	156,639
Mitsubishi UFJ Financial Group, Inc.	48,500	260,985
Mizuho Financial Group, Inc.	80,900	148,018
National Australia Bank, Ltd.	2,212	57,850
National Penn Bancshares, Inc.	2,500	23,300
Natixis	4,304	14,890
Nishi-Nippon City Bank, Ltd. (The)	12,000	29,562
PNC Financial Services Group, Inc.	2,500	145,775
Popular, Inc. (a)	600	12,474

Commercial Banks—(Continued)
Raiffeisen Bank International AG	308	$12,875
Republic Bancorp, Inc. - Class A	500	10,565
Resona Holdings, Inc.	7,700	34,910
Royal Bank of Canada	1,600	96,318
Royal Bank of Scotland Group plc (a)	22,998	123,864
San-In Godo Bank, Ltd. (The)	3,000	21,010
Shinsei Bank, Ltd.	13,000	26,030
Shizuoka Bank, Ltd. (The)	7,000	68,365
Societe Generale S.A. (a)	3,117	117,244
Southside Bancshares, Inc.	600	12,636
SpareBank 1 SMN	4,411	27,635
SpareBank 1 SR Bank ASA	5,826	39,082
Standard Chartered plc	1,757	44,538
Sterling Financial Corp.	500	10,440
Sumitomo Mitsui Financial Group, Inc.	4,500	163,481
Sumitomo Mitsui Trust Holdings, Inc.	24,000	84,323
SY Bancorp, Inc.	500	11,210
Tompkins Financial Corp.	300	11,892
Toronto-Dominion Bank (The)	1,000	84,196
Trustmark Corp.	1,200	26,952
U.S. Bancorp.	1,700	54,298
UniCredit S.p.A. (a)	18,443	91,073
Unione di Banche Italiane SCPA	3,237	15,098
United Bankshares, Inc.	900	21,888
Washington Trust Bancorp, Inc.	400	10,524
Wells Fargo & Co.	13,600	464,848
WesBanco, Inc.	700	15,554
Westpac Banking Corp.	3,289	89,916
Wilshire Bancorp, Inc. (a)	1,600	9,392
Woori Finance Holdings Co., Ltd.	420	4,664

		6,316,380

Commercial Services & Supplies—0.1%
Aeon Delight Co., Ltd.	800	15,641
Berendsen plc	1,957	18,641
Cabcharge Australia, Ltd.	2,996	13,831
Credit Corp. Group, Ltd.	1,284	10,841
Dai Nippon Printing Co., Ltd.	2,000	15,673
Deluxe Corp.	600	19,344
Downer EDI, Ltd. (a)	995	4,283
Intrum Justitia AB	1,307	19,551
Mineral Resources, Ltd.	2,253	23,240
Mitie Group plc	5,197	22,239
Mitsubishi Pencil Co., Ltd.	600	10,032
Moshi Moshi Hotline, Inc.	1,150	14,658
Park24 Co., Ltd.	1,500	23,655
Pitney Bowes, Inc.	3,200	34,048
Portfolio Recovery Associates, Inc. (a)	300	32,058
Securitas AB - B Shares	2,581	22,672
Societe BIC S.A.	385	45,960
Toppan Forms Co., Ltd.	1,400	12,557
Toppan Printing Co., Ltd.	2,000	12,323
Transcontinental, Inc. - Class A	1,600	17,935
United Stationers, Inc.	800	24,792

		413,974

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—0.3%
Cisco Systems, Inc.	20,500	$402,825
Codan, Ltd.	4,671	11,807
EVS Broadcast Equipment S.A.	175	10,324
Harris Corp.	1,200	58,752
High Tech Computer Corp.	2,000	20,756
InterDigital, Inc.	600	24,660
Plantronics, Inc.	600	22,122
QUALCOMM, Inc.	5,106	316,674
Spirent Communications plc	8,440	20,744
VTech Holdings, Ltd.	3,200	35,955

		924,619

Computers & Peripherals—0.7%
Apple, Inc.	2,900	1,545,787
Dell, Inc.	14,500	146,885
Diebold, Inc.	400	12,244
Elecom Co., Ltd.	600	10,175
EMC Corp. (a)	6,500	164,450
Hewlett-Packard Co.	5,900	84,075
Japan Digital Laboratory Co., Ltd.	1,200	13,483
Lexmark International, Inc. - Class A	700	16,233
Lite-On Technology Corp.	12,000	15,974
Logitech International S.A. (a)	1,539	11,734
QLogic Corp. (a)	1,400	13,622
Seagate Technology plc	3,400	103,632
Simplo Technology Co., Ltd.	4,000	20,204
Western Digital Corp.	1,900	80,731
Xyratex, Ltd.	1,000	8,410

		2,247,639

Construction & Engineering—0.2%
Argan, Inc.	600	10,800
Ausdrill, Ltd.	4,930	14,771
Bouygues S.A.	740	21,820
Cardno, Ltd.	2,400	17,564
Carillion plc	6,428	33,714
China Railway Construction Corp., Ltd.	12,000	13,801
Decmil Group, Ltd.	3,097	8,304
EMCOR Group, Inc.	500	17,305
Fluor Corp.	300	17,622
Implenia AG (a)	368	16,046
Interserve plc	2,894	18,393
Kentz Corp., Ltd.	2,352	14,930
Maeda Road Construction Co., Ltd.	1,000	15,288
Monadelphous Group, Ltd.	1,116	28,624
NCC AB - B Shares	486	10,239
NRW Holdings, Ltd.	5,893	11,827
Obrascon Huarte Lain S.A.	651	18,910
Primoris Services Corp.	1,200	18,048
Sumitomo Densetsu Co., Ltd.	1,200	13,067
Taihei Dengyo Kaisha, Ltd.	2,000	12,294
Toshiba Plant Systems & Services Corp.	2,000	28,817
Totetsu Kogyo Co., Ltd.	1,000	13,694
UGL, Ltd.	1,111	12,635
Vinci S.A.	4,382	208,550

		597,063

Construction Materials—0.0%
Adelaide Brighton, Ltd.	9,606	$31,515
China Shanshui Cement Group, Ltd.	21,000	15,722
Ciments Francais S.A.	109	6,409
Lafarge S.A.	1,052	67,410
RHI AG	579	19,093

		140,149

Consumer Finance—0.1%
American Express Co.	2,300	132,204
Capital One Financial Corp.	500	28,965
Cash America International, Inc.	500	19,835
Credit Acceptance Corp. (a)	200	20,336
Discover Financial Services	4,200	161,910
Ezcorp, Inc. - Class A (a)	700	13,902
Green Dot Corp. - Class A (a)	900	10,980
Nelnet, Inc. - Class A	500	14,895
Provident Financial plc	1,882	42,122
World Acceptance Corp. (a)	200	14,912

		460,061

Containers & Packaging—0.0%
CCL Industries, Inc. - Class B	400	17,288
Mayr Melnhof Karton AG	330	35,400
RPC Group plc	3,001	19,689

		72,377

Distributors—0.0%
Breville Group, Ltd.	1,689	11,756
Doshisha Co., Ltd.	400	10,470
Genuine Parts Co.	700	44,506
Jardine Cycle & Carriage, Ltd.	1,000	39,787

		106,519

Diversified Consumer Services—0.0%
American Public Education, Inc. (a)	300	10,833
Apollo Group, Inc. - Class A (a)	400	8,368
Capella Education Co. (a)	400	11,292
Coinstar, Inc. (a)	300	15,603
DeVry, Inc.	900	21,357
Grand Canyon Education, Inc. (a)	700	16,429
H&R Block, Inc.	2,000	37,140
Studio Alice Co., Ltd.	700	10,021

		131,043

Diversified Financial Services—0.6%
ABC Arbitrage	1,342	10,282
Bank of America Corp.	39,200	454,720
CBOE Holdings, Inc.	900	26,514
Citigroup, Inc.	10,400	411,424
Exor S.p.A.	397	10,003
First Pacific Co., Ltd.	66,000	73,125
Groupe Bruxelles Lambert S.A.	871	68,665
IG Group Holdings plc	3,518	25,758
Industrivarden AB - C Shares	2,306	38,350
ING Groep N.V. (a)	13,713	131,133

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—(Continued)
Interactive Brokers Group, Inc. - Class A	800	$10,944
IntercontinentalExchange, Inc. (a)	300	37,143
Investment AB Kinnevik - B Shares	2,500	52,238
Investor AB - B Shares	2,980	78,160
JPMorgan Chase & Co.	12,500	549,625
NASDAQ OMX Group, Inc. (The)	1,600	40,016
ORIX Corp.	610	68,832
Pargesa Holding S.A.	726	50,240
Singapore Exchange, Ltd.	3,000	17,392

		2,154,564

Diversified Telecommunication Services—0.7%
AT&T, Inc.	13,561	457,141
BCE, Inc.	2,100	90,000
Belgacom S.A.	3,177	93,647
Bezeq The Israeli Telecommunication Corp., Ltd.	40,306	46,546
BT Group plc	29,985	113,028
Elisa Oyj	2,323	51,910
France Telecom S.A.	7,993	89,510
Iridium Communications, Inc. (a)	2,500	16,850
Kcom Group plc	13,058	15,551
Koninklijke KPN N.V.	5,533	27,362
M2 Telecommunications Group, Ltd.	3,525	15,406
Nippon Telegraph & Telephone Corp.	2,700	113,417
Swisscom AG	304	131,113
Telecom Corp. of New Zealand, Ltd.	24,985	47,250
Telecom Italia S.p.A.	103,188	93,274
Telefonica S.A.	1,760	23,899
Telekomunikasi Indonesia Persero Tbk PT	66,500	62,570
TeliaSonera AB	26,270	178,938
Telstra Corp., Ltd.	20,911	95,260
TPG Telecom, Ltd.	9,651	26,062
Verizon Communications, Inc.	8,138	352,131
Vivendi S.A.	8,796	198,083
Vonage Holdings Corp. (a)	4,800	11,376

		2,350,324

Electric Utilities—0.4%
CEZ A.S.	881	31,687
Cia Paranaense de Energia (ADR)	1,200	18,420
Duke Energy Corp.	3,069	195,802
EDP - Energias de Portugal S.A.	9,736	29,265
Electricite de France S.A.	1,276	23,915
Enel S.p.A.	43,470	180,852
EVN AG	1,698	26,466
Exelon Corp.	3,076	91,480
Iberdrola S.A.	11,910	66,415
NextEra Energy, Inc.	2,160	149,451
PGE S.A.	7,319	43,153
Portland General Electric Co.	2,100	57,456
Red Electrica Corp. S.A.	1,134	56,028
Southern Co. (The)	5,370	229,890
SSE plc	4,065	93,947
Tauron Polska Energia S.A.	21,841	33,562

		1,327,789

Electrical Equipment—0.1%
Emerson Electric Co.	4,913	$260,192
EnerSys (a)	800	30,104
Generac Holdings, Inc.	500	17,155
Hubbell, Inc. - Class B	700	59,241
Mersen	519	14,783
PKC Group Oyj	647	13,326
Saft Groupe S.A.	604	14,133
Sumitomo Electric Industries, Ltd.	3,300	38,188

		447,122

Electronic Equipment, Instruments & Components—0.3%
Ai Holdings Corp.	1,600	11,349
Amphenol Corp. - Class A	800	51,760
Anritsu Corp.	2,000	23,765
Canon Electronics, Inc.	700	15,273
Celestica, Inc. (a)	3,200	25,962
Citizen Holdings Co., Ltd.	4,300	22,731
Corning, Inc.	12,900	162,798
Delta Electronics Thailand PCL	11,900	12,448
Diploma plc	1,781	16,015
Dolby Laboratories, Inc. - Class A	600	17,598
Domino Printing Sciences plc	1,505	14,292
Evertz Technologies, Ltd.	800	12,756
Flextronics International, Ltd. (a)	5,400	33,534
FLIR Systems, Inc.	1,100	24,541
FUJIFILM Holdings Corp.	3,600	72,510
Halma plc	4,178	31,487
Hitachi High-Technologies Corp.	1,300	26,895
Horiba, Ltd.	300	8,708
Hoya Corp.	3,600	70,880
Ingram Micro, Inc. - Class A (a)	1,700	28,764
Kanematsu Electronics, ltd.	800	9,222
Littelfuse, Inc.	200	12,342
Molex, Inc.	800	21,864
MTS Systems Corp.	300	15,279
Power-One, Inc. (a)	2,900	11,919
Renishaw plc	744	25,171
Spectris plc	1,323	44,316
SYNNEX Corp. (a)	600	20,628
Tech Data Corp. (a)	600	27,318
Vishay Intertechnology, Inc. (a)	1,500	15,945

		888,070

Energy Equipment & Services—0.3%
AMEC plc	3,849	62,973
Basic Energy Services, Inc. (a)	1,000	11,410
Bristow Group, Inc.	600	32,196
C&J Energy Services, Inc. (a)	1,100	23,584
Calfrac Well Services, Ltd.	500	12,592
Canyon Services Group, Inc.	1,100	12,552
Core Laboratories N.V.	200	21,862
Ensign Energy Services, Inc.	1,500	23,178
Fred Olsen Energy ASA	982	42,944
Halliburton Co.	1,900	65,911
Helix Energy Solutions Group, Inc. (a)	1,100	22,704
Helmerich & Payne, Inc.	800	44,808

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
Miclyn Express Offshore, Ltd.	6,206	$15,808
Nabors Industries, Ltd. (a)	2,400	34,680
Oceaneering International, Inc.	200	10,758
Pason Systems, Inc.	1,000	17,241
Patterson-UTI Energy, Inc.	1,700	31,671
Petrofac, Ltd.	2,673	72,419
ProSafe SE	2,481	21,338
RPC, Inc.	1,600	19,584
Savanna Energy Services Corp.	1,900	13,715
SBM Offshore N.V. (a)	2,572	36,454
Schlumberger, Ltd.	1,800	124,722
Schoeller-Bleckmann Oilfield Equipment AG	97	10,188
Shinko Plantech Co., Ltd.	1,400	11,052
Tecnicas Reunidas S.A.	504	23,437
TGS Nopec Geophysical Co. ASA	731	23,955
WorleyParsons, Ltd.	1,878	46,329

		890,065

Food & Staples Retailing—0.7%
Ain Pharmaciez, Inc.	200	10,885
Arcs Co., Ltd.	1,000	20,482
Axfood AB	571	21,622
Casino Guichard Perrachon S.A.	247	23,760
Cocokara fine, Inc.	300	9,362
Colruyt S.A.	972	48,261
Cosmos Pharmaceutical Corp.	100	9,910
CREATE SD HOLDINGS Co., Ltd.	400	11,303
CVS Caremark Corp.	1,300	62,855
FamilyMart Co., Ltd.	1,100	45,281
Greggs plc	1,876	13,937
J Sainsbury plc	3,859	21,712
Jean Coutu Group PJC, Inc. (The) - Class A	1,300	18,990
Koninklijke Ahold N.V.	8,993	119,451
Lawson, Inc.	600	40,784
Majestic Wine plc	1,467	11,196
Matsumotokiyoshi Holdings Co., Ltd.	600	14,166
Metro AG	529	14,665
Mitsubishi Shokuhin Co., Ltd.	700	17,706
San-A Co., Ltd.	300	11,191
Sligro Food Group N.V.	580	16,701
Sugi Holdings Co., Ltd.	700	24,594
Sundrug Co., Ltd.	600	20,496
TESCO plc	78,645	432,022
Tsuruha Holdings, Inc.	200	15,688
Valor Co., Ltd.	1,000	15,682
Wal-Mart Stores, Inc.	9,697	661,626
Walgreen Co.	8,849	327,501
Welcia Holdings Co., Ltd.	400	13,913
WM Morrison Supermarkets plc	22,743	97,275
Woolworths, Ltd.	5,874	179,533

		2,352,550

Food Products—0.9%
Archer-Daniels-Midland Co.	2,668	73,077
Asian Citrus Holdings, Ltd.	28,426	14,234
Biostime International Holdings, Ltd.	19,000	59,813

Food Products—(Continued)
Changshouhua Food Co., Ltd.	7,000	$3,786
China Minzhong Food Corp., Ltd. (a)	27,000	18,024
Copeinca ASA	1,454	10,729
Cranswick plc	2,619	36,221
Danone S.A.	2,032	134,253
Darling International, Inc. (a)	3,100	49,724
Devro plc	5,272	26,801
First Resources, Ltd.	22,000	36,649
Fresh Del Monte Produce, Inc.	1,200	31,620
General Mills, Inc.	7,601	307,156
Green Mountain Coffee Roasters, Inc. (a)	800	33,088
Hormel Foods Corp.	3,800	118,598
Indofood Agri Resources, Ltd.	34,000	37,468
Indofood Sukses Makmur Tbk PT	42,500	25,834
Kraft Foods Group, Inc.	1,400	63,658
Kulim Malaysia BHD	10,700	17,220
KWS Saat AG	147	47,253
Lancaster Colony Corp.	800	55,352
Mitsui Sugar Co., Ltd.	3,000	8,627
Mondelez International, Inc. - Class A	4,412	112,374
Nestle S.A.	9,950	648,482
Osem Investments, Ltd.	2,738	47,144
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	54,500	13,221
Prima Meat Packers, Ltd.	9,000	15,211
Rock Field Co., Ltd.	500	8,310
Saputo, Inc.	1,900	96,098
Shenguan Holdings Group, Ltd.	118,000	64,267
Sipef S.A.	347	27,183
Suedzucker AG	2,845	116,413
Tassal Group, Ltd.	7,408	11,025
Unilever N.V.	6,750	254,703
Unilever plc	9,634	365,686
Viscofan S.A.	1,396	77,891
Warabeya Nichiyo Co., Ltd.	400	7,403

		3,074,596

Gas Utilities—0.1%
Enagas S.A.	4,376	93,643
Gas Natural SDG S.A.	5,727	104,723

		198,366

Health Care Equipment & Supplies—0.5%
Anika Therapeutics, Inc. (a)	700	6,958
Atrion Corp.	100	19,600
Baxter International, Inc.	5,309	353,898
BioMerieux	434	41,951
C.R. Bard, Inc.	1,200	117,288
DiaSorin S.p.A.	1,117	44,805
Hill-Rom Holdings, Inc.	800	22,800
Hogy Medical Co., Ltd.	600	28,576
ICU Medical, Inc. (a)	200	12,186
Medtronic, Inc.	6,895	282,833
Meridian Bioscience, Inc.	1,400	28,350
Microport Scientific Corp.	24,000	12,629
Nakanishi, Inc.	200	19,899

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Nihon Kohden Corp.	1,000	$30,321
Orthofix International N.V. (a)	400	15,732
Smith & Nephew plc	9,204	101,857
STERIS Corp.	600	20,838
Stryker Corp.	3,300	180,906
Techno Medica Co., Ltd.	2	10,888
Trauson Holdings Co., Ltd.	28,000	14,414
Varian Medical Systems, Inc. (a)	600	42,144
Zimmer Holdings, Inc.	2,100	139,986

		1,548,859

Health Care Providers & Services—0.4%
A.S. One Corp.	700	14,553
Aetna, Inc.	1,700	78,710
Almost Family, Inc.	700	14,182
Amsurg Corp. (a)	1,700	51,017
Bio-Reference Labs, Inc. (a)	900	25,821
Chemed Corp.	600	41,154
Cigna Corp.	1,400	74,844
CML HealthCare, Inc.	3,100	20,694
Community Health Systems, Inc.	700	21,518
DaVita Health Care Partners, Inc. (a)	500	55,265
Health Management Associates, Inc. Class A (a)	2,700	25,164
Humana, Inc.	800	54,904
Laboratory Corp. of America Holdings (a)	1,500	129,930
LHC Group, Inc. (a)	800	17,040
Magellan Health Services, Inc. (a)	600	29,400
Medical Facilities Corp.	1,100	15,305
MEDNAX, Inc. (a)	800	63,616
Miraca Holdings, Inc.	1,700	68,450
Nichii Gakkan Co.	1,400	11,081
Owens & Minor, Inc.	1,700	48,467
PharMerica Corp. (a)	1,200	17,088
Quest Diagnostics, Inc.	3,000	174,810
Select Medical Holdings Corp.	5,100	48,093
Toho Holdings Co., Ltd.	1,100	19,247
Tokai Corp/Gifu	500	12,534
UnitedHealth Group, Inc.	3,800	206,112
US Physical Therapy, Inc.	600	16,524
WellPoint, Inc.	1,000	60,920

		1,416,443

Health Care Technology—0.0%
Computer Programs & Systems, Inc.	300	15,102
Quality Systems, Inc.	1,500	26,040

		41,142

Hotels, Restaurants & Leisure—0.4%
Betsson AB (a)	613	19,018
Cheesecake Factory, Inc. (The)	600	19,632
Cracker Barrel Old Country Store, Inc.	400	25,704
Darden Restaurants, Inc.	1,600	72,112
Flight Centre, Ltd.	1,485	42,113
InterContinental Hotels Group plc	2,367	66,564
Ladbrokes plc	5,938	19,039

Hotels, Restaurants & Leisure—(Continued)
McDonald’s Corp.	5,474	$482,862
MGM China Holdings, Ltd.	22,800	41,724
NagaCorp, Ltd.	30,000	18,381
Papa John’s International, Inc. (a)	200	10,988
Resorttrust, Inc.	1,000	19,601
Restaurant Group plc	3,291	21,152
REXLot Holdings, Ltd.	150,000	11,454
SJM Holdings, Ltd.	37,000	87,070
St Marc Holdings Co., Ltd.	300	10,648
TABCORP. Holdings, Ltd.	3,737	11,943
Tatts Group, Ltd.	6,802	21,417
Tim Hortons, Inc.	2,000	98,360
Unibet Group plc	503	16,055
William Hill plc	5,286	30,022
Wynn Macau, Ltd. (a)	10,800	29,764
Yum! Brands, Inc.	3,443	228,615

		1,404,238

Household Durables—0.1%
Arnest One Corp.	700	11,464
Barratt Developments plc (a)	5,364	18,143
Bellway plc	1,088	18,494
Bovis Homes Group plc	1,511	14,146
De’Longhi S.p.A.	1,815	26,099
Dorel Industries, Inc. - Class B	400	14,457
Garmin, Ltd.	1,100	44,902
GUD Holdings, Ltd.	1,179	10,604
JM AB	1,026	18,376
Persimmon plc	2,135	28,195
Pressance Corp.	500	12,328
SEB S.A.	511	37,778
Sekisui Chemical Co., Ltd.	4,000	34,640
Sony Corp.	2,800	31,330
Taylor Wimpey plc	31,707	34,553
Tupperware Brands Corp.	400	25,640

		381,149

Household Products—0.5%
Colgate-Palmolive Co.	3,960	413,979
Energizer Holdings, Inc.	1,000	79,980
Kimberly-Clark Corp.	5,086	429,411
Orchids Paper Products Co.	600	12,132
Procter & Gamble Co. (The)	6,610	448,753
Reckitt Benckiser Group plc	6,522	408,562

		1,792,817

Independent Power Producers & Energy Traders—0.0%
Drax Group plc	2,399	21,219
Electricity Generating PCL	3,000	14,809
Tractebel Energia S.A.	1,500	24,439

		60,467

Industrial Conglomerates—0.3%
3M Co.	3,776	350,602
Carlisle Cos., Inc.	600	35,256

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—(Continued)
General Electric Co.	17,000	$356,830
Keppel Corp., Ltd.	10,000	90,865
Rheinmetall AG	368	17,705
Sembcorp Industries, Ltd.	15,000	65,358
Siemens AG	940	102,168
Smiths Group plc	3,480	68,497

		1,087,281

Insurance—1.2%
ACE, Ltd.	2,200	175,560
Aegon N.V.	9,370	59,713
Aflac, Inc.	3,300	175,296
Ageas	2,316	69,100
Allianz SE	331	45,856
Allied World Assurance Co. Holdings AG	600	47,280
Allstate Corp. (The)	3,100	124,527
Alterra Capital Holdings, Ltd.	1,400	39,466
American Equity Investment Life Holding Co.	1,000	12,210
American Financial Group, Inc.	1,600	63,232
American International Group, Inc. (a)	4,700	165,910
Amlin plc	7,769	47,195
April	795	15,817
Arch Capital Group, Ltd. (a)	1,900	83,638
Arthur J Gallagher & Co.	300	10,395
Assurant, Inc.	1,300	45,110
Assured Guaranty, Ltd.	1,600	22,768
Aviva plc	4,489	27,099
AXA S.A.	7,344	132,838
Axis Capital Holdings, Ltd.	2,100	72,744
Beazley plc	7,990	23,036
Catlin Group, Ltd.	3,441	27,809
CNA Financial Corp.	2,400	67,224
CNO Financial Group, Inc.	1,900	17,727
CNP Assurances	2,483	37,822
EMC Insurance Group, Inc.	500	11,940
Endurance Specialty Holdings, Ltd.	700	27,783
Euler Hermes S.A.	348	30,312
FBL Financial Group, Inc. - Class A	400	13,684
Generali Deutschland Holding AG	165	16,061
Genworth Financial, Inc. - Class A (a)	3,100	23,281
Great-West Lifeco, Inc.	2,300	56,303
Grupo Catalana Occidente S.A.	1,693	30,900
Hannover Rueckversicherung AG	539	41,953
Hartford Financial Services Group, Inc.	1,200	26,928
HCC Insurance Holdings, Inc.	1,400	52,094
Helvetia Holding AG	131	49,763
Hiscox, Ltd.	3,738	27,210
Horace Mann Educators Corp.	900	17,964
Jardine Lloyd Thompson Group plc	2,898	38,017
Lancashire Holdings, Ltd.	3,153	39,737
Legal & General Group plc	52,036	125,626
Lincoln National Corp.	2,500	64,750
Loews Corp.	2,700	110,025
Mapfre S.A.	10,339	31,911
Marsh & McLennan Cos., Inc.	2,300	79,281
Meritz Fire & Marine Insurance Co., Ltd.	1,190	15,781

Insurance—(Continued)
Montpelier Re Holdings, Ltd.	1,500	$34,290
Muenchener Rueckversicherungs AG	767	137,710
National Interstate Corp.	500	14,410
National Western Life Insurance Co. - Class A	100	15,774
Novae Group plc	2,006	12,973
PartnerRe, Ltd.	500	40,245
Power Corp. of Canada	3,600	91,855
Power Financial Corp.	2,700	73,940
Principal Financial Group, Inc.	1,900	54,188
ProAssurance Corp.	800	33,752
Protective Life Corp.	700	20,006
Prudential Financial, Inc.	3,200	170,656
RenaissanceRe Holdings, Ltd.	800	65,008
Schweizerische National-Versicherungs-Gesellschaft AG	467	20,730
SCOR SE	1,193	32,169
Sony Financial Holdings, Inc.	2,989	53,766
StanCorp Financial Group, Inc.	600	22,002
Standard Life plc	15,611	83,383
Suncorp Group, Ltd.	5,188	55,159
Swiss Life Holding AG (a)	424	56,589
Swiss Re AG (a)	1,665	121,519
Symetra Financial Corp.	1,800	23,364
Unum Group	2,900	60,378
Validus Holdings, Ltd.	1,100	38,038
Vaudoise Assurances Holding S.A. - Class B	37	11,913
Willis Group Holdings plc	2,400	80,472
XL Group plc	2,800	70,168
Zurich Financial Services AG (a)	507	135,568

		4,170,701

Internet & Catalog Retail—0.1%
Amazon.com, Inc. (a)	500	125,570
HSN, Inc.	400	22,032
Hyundai Home Shopping Network Corp.	164	18,591
N Brown Group plc	2,279	13,588
Wotif.com Holdings, Ltd.	2,926	16,222

		196,003

Internet Software & Services—0.3%
carsales.com, Ltd.	4,042	31,047
Dena Co., Ltd.	1,400	46,033
Dice Holdings, Inc. (a)	1,600	14,688
eBay, Inc. (a)	2,300	117,346
Google, Inc. - Class A (a)	700	496,559
Gree, Inc.	1,400	21,706
j2 Global, Inc.	600	18,348
NIFTY Corp.	7	10,940
Opera Software ASA	2,278	13,025
Sohu.com, Inc. (a)	700	33,138
SUNeVision Holdings, Ltd.	49,000	10,061
Yahoo Japan Corp.	228	73,796

		886,687

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—0.6%
Accenture plc - Class A	3,200	$212,800
Alten S.A.	510	17,594
Atea ASA	1,806	19,564
Automatic Data Processing, Inc.	5,315	303,008
Booz Allen Hamilton Holding Corp.	2,100	29,232
Broadridge Financial Solutions, Inc.	1,400	32,032
CACI International, Inc. - Class A (a)	400	22,012
Cass Information Systems, Inc.	220	9,284
Computacenter plc	1,779	12,552
Computer Sciences Corp.	900	36,045
FleetCor Technologies, Inc. (a)	200	10,730
HIQ International AB (a)	2,385	13,209
International Business Machines Corp.	4,134	791,868
Iress, Ltd.	2,491	21,501
Jack Henry & Associates, Inc.	1,300	51,038
MasterCard, Inc. - Class A	100	49,128
NEC Networks & System Integration Corp.	700	12,397
NET One Systems Co., Ltd.	870	8,540
NeuStar, Inc. - Class A (a)	700	29,351
Nomura Research Institute, Ltd.	900	18,630
Otsuka Corp.	200	15,132
Paychex, Inc.	2,900	90,306
Sapient Corp. (a)	900	9,504
SMS Management & Technology, Ltd.	1,710	8,281
Syntel, Inc.	500	26,795
Tieto Oyj	1,505	29,810
Total System Services, Inc.	2,500	53,550
Visa, Inc. - Class A	500	75,790
Western Union Co. (The)	7,400	100,714

		2,110,397

Leisure Equipment & Products—0.1%
Arctic Cat, Inc. (a)	400	13,356
Hasbro, Inc.	1,300	46,670
Heiwa Corp.	600	9,748
Mattel, Inc.	3,000	109,860
Namco Bandai Holdings, Inc.	2,100	27,235
Sankyo Co., Ltd.	400	15,828
Sega Sammy Holdings, Inc.	1,400	23,646
Smith & Wesson Holding Corp. (a)	1,200	10,128
Sturm Ruger & Co., Inc.	200	9,080
Universal Entertainment Corp.	600	10,292

		275,843

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	3,200	131,008
Bio-Rad Laboratories, Inc. - Class A (a)	200	21,010
Bruker Corp. (a)	1,900	29,013
EPS Corp.	3	7,686
PAREXEL International Corp. (a)	400	11,836
Waters Corp. (a)	600	52,272

		252,825

Machinery—0.6%
Andritz AG	836	53,711

Machinery—(Continued)
Atlas Copco AB - A Shares	6,323	$175,040
Austin Engineering, Ltd.	2,543	11,372
Bodycote plc	2,460	18,245
Bradken, Ltd.	2,408	13,932
Burckhardt Compression Holding AG	60	19,679
Caterpillar, Inc.	1,757	157,392
Cummins, Inc.	1,500	162,525
Daiwa Industries, Ltd.	2,000	11,190
Danieli & C Officine Meccaniche S.p.A.	642	18,471
Deere & Co.	918	79,334
Dover Corp.	1,700	111,707
Duro Felguera S.A.	3,806	24,369
Fenner plc	3,516	22,443
Flowserve Corp.	400	58,720
Fujitec Co., Ltd.	2,000	14,482
Fukushima Industries Corp.	500	10,380
Georg Fischer AG (a)	33	13,300
IDEX Corp.	900	41,877
Illinois Tool Works, Inc.	4,174	253,821
IMI plc	2,973	52,877
Joy Global, Inc.	1,100	70,158
JTEKT Corp.	2,300	21,934
Kennametal, Inc.	1,000	40,000
Kurita Water Industries, Ltd.	1,500	32,956
Lincoln Electric Holdings, Inc.	800	38,944
Metka S.A.	1,074	14,003
Mitsuboshi Belting Co., Ltd.	1,000	5,562
Morgan Crucible Co. plc	4,541	20,095
NORMA Group	546	15,342
OC Oerlikon Corp. AG (a)	2,294	26,284
OKUMA Corp.	2,000	13,783
Parker Hannifin Corp.	1,300	110,578
Senior plc	5,503	18,057
SKF AB - B Shares	3,056	77,331
Spirax-Sarco Engineering plc	892	33,537
Sumitomo Heavy Industries, Ltd.	5,000	23,881
Timken Co.	800	38,264
Tocalo Co., Ltd.	700	11,644
Toro Co. (The)	700	30,086
Turk Traktor ve Ziraat Makineleri A.S.	572	18,770
Valmont Industries, Inc.	200	27,310
Yangzijiang Shipbuilding Holdings, Ltd.	57,000	45,158

		2,058,544

Marine—0.0%
AP Moeller - Maersk A.S. - Class B	10	76,544
Mermaid Marine Australia, Ltd.	4,818	17,282

		93,826

Media—0.5%
Arbitron, Inc.	600	28,008
Axel Springer AG	1,072	45,751
Belo Corp. - Class A	1,500	11,505
British Sky Broadcasting Group plc	9,061	113,189
Comcast Corp. - Class A	2,200	82,236
CTC Media, Inc.	1,500	11,670

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
CyberAgent, Inc.	7	$14,342
Daiichikosho Co., Ltd.	800	18,455
DIRECTV (a)	3,200	160,512
Fuji Media Holdings, Inc.	7	10,582
Gannett Co., Inc.	1,600	28,816
John Wiley & Sons, Inc. - Class A	600	23,358
Kinepolis Group N.V.	154	16,728
McGraw-Hill Cos., Inc. (The)	2,500	136,675
Meredith Corp.	900	31,005
Metropole Television S.A.	2,161	33,779
Omnicom Group, Inc.	2,000	99,920
Proto Corp.	600	10,323
Quebecor, Inc. - Class B	700	27,213
REA Group, Ltd.	567	10,629
Scholastic Corp.	500	14,780
Scripps Networks Interactive, Inc. - Class A	900	52,128
Television Broadcasts, Ltd.	6,000	45,038
Time Warner, Inc.	300	14,349
Toei Co., Ltd.	2,000	10,412
Viacom, Inc. - Class B	3,400	179,316
Walt Disney Co. (The)	4,700	234,013
Wolters Kluwer N.V.	2,887	59,697
Zenrin Co., Ltd.	1,000	12,928

		1,537,357

Metals & Mining—0.8%
African Barrick Gold plc	5,902	43,414
Alacer Gold Corp. (a)	3,800	19,865
Alamos Gold, Inc.	500	8,772
Anglo American plc	4,966	158,522
Antofagasta plc	5,310	117,993
ArcelorMittal	4,336	75,061
Argonaut Gold, Inc. (a)	1,200	11,425
Asahi Holdings, Inc.	600	10,151
Aurizon Mines, Ltd. (a)	2,000	6,897
Aurubis AG	531	37,766
Avocet Mining plc	8,870	10,161
BHP Billiton plc	6,010	211,188
BHP Billiton, Ltd.	12,229	477,580
Centamin plc (a)	19,699	12,666
China Vanadium Titano - Magnetite Mining Co., Ltd.	59,000	14,156
Cliffs Natural Resources, Inc.	1,000	38,560
Daido Steel Co., Ltd.	2,000	10,039
Eldorado Gold Corp.	1,100	14,155
Eurasian Natural Resources Corp. plc	9,797	47,134
Freeport-McMoRan Copper & Gold, Inc.	3,400	116,280
Fresnillo plc	639	19,827
Gold Fields, Ltd.	4,050	50,265
Gold Resource Corp.	500	7,705
Goldcorp, Inc.	500	18,382
Highland Gold Mining, Ltd.	5,802	9,306
Hoganas AB	671	25,723
HudBay Minerals, Inc.	1,300	13,095
IAMGOLD Corp.	4,400	50,383
Iluka Resources, Ltd.	4,889	47,378
JFE Holdings, Inc.	1,500	28,279

Metals & Mining—(Continued)
Kazakhmys plc	2,887	$37,963
KGHM Polska Miedz S.A.	780	48,495
Kingsgate Consolidated, Ltd.	2,426	11,374
Koza Anadolu Metal Madencilik Isletmeleri (a)	5,052	16,070
Kumba Iron Ore, Ltd.	267	18,246
Major Drilling Group International	1,400	13,793
Mount Gibson Iron, Ltd.	12,894	11,482
Nevsun Resources, Ltd.	2,300	9,827
Newmont Mining Corp.	3,400	157,896
OZ Minerals, Ltd.	2,885	20,542
Pan African Resources plc (a)	37,416	10,467
Pan American Silver Corp.	1,800	33,731
Petropavlovsk plc	3,096	18,628
Randgold Resources, Ltd.	255	25,132
Resolute Mining, Ltd.	6,656	11,498
Rio Tinto plc	2,533	147,604
Rio Tinto, Ltd.	1,299	90,416
Salzgitter AG	339	17,665
SEMAFO, Inc.	4,200	14,441
Southern Copper Corp.	1,700	64,362
St Barbara, Ltd. (a)	4,110	6,357
Sumitomo Metal Mining Co., Ltd.	3,000	42,334
Teck Resources, Ltd. - Class B	3,400	123,565
Troy Resources, Ltd.	2,277	8,682
Vedanta Resources plc	842	16,457
Zijin Mining Group Co., Ltd. - Class H	64,000	25,811

		2,714,966

Multi-Utilities—0.3%
Centrica plc	45,564	247,521
Dominion Resources, Inc.	2,999	155,348
E.ON SE	3,774	70,282
GDF Suez	5,079	104,647
National Grid plc	23,513	269,328
RWE AG	3,830	158,113

		1,005,239

Multiline Retail—0.1%
Dollar Tree, Inc. (a)	900	36,504
Kohl’s Corp.	2,100	90,258
Lifestyle International Holdings, Ltd.	7,000	17,310
Myer Holdings, Ltd.	10,600	23,914
Next plc	1,258	77,645
Reject Shop, Ltd. (The)	789	12,333
Ryohin Keikaku Co., Ltd.	400	22,342
Target Corp.	2,365	139,937

		420,243

Office Electronics—0.1%
Brother Industries, Ltd.	1,400	15,105
Canon, Inc.	6,000	235,333
Neopost S.A.	190	10,047
Xerox Corp.	7,800	53,196
Zebra Technologies Corp. - Class A (a)	300	11,784

		325,465

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—2.5%
Afren plc (a)	11,332	$24,846
Alliance Oil Co., Ltd. (a)	1,847	15,161
Alliance Resource Partners L.P.	800	46,456
Apache Corp.	2,300	180,550
AWE, Ltd. (a)	22,523	28,801
Baytex Energy Corp.	1,500	64,648
BG Group plc	14,481	242,821
BP plc	51,913	359,693
C&C Energia, Ltd. (a)	2,100	20,056
Cairn Energy plc (a)	4,794	21,002
Canadian Oil Sands, Ltd.	6,300	127,748
Chevron Corp.	7,810	844,573
Cloud Peak Energy, Inc. (a)	1,600	30,928
ConocoPhillips	7,168	415,672
Contango Oil & Gas Co.	400	16,944
Delek US Holdings, Inc.	700	17,724
Dorchester Minerals L.P.	800	16,256
Energen Corp.	1,400	63,126
ENI S.p.A.	12,761	314,808
EnQuest plc (a)	15,147	30,225
EOG Resources, Inc.	627	75,735
Exxon Mobil Corp.	16,335	1,413,794
Gazprom Neft OAO (ADR)	909	21,598
HollyFrontier Corp.	2,100	97,755
Idemitsu Kosan Co., Ltd.	100	8,710
Indo Tambangraya Megah Tbk PT	7,500	32,382
Inpex Corp.	21	112,074
JKX Oil & Gas plc (a)	8,443	10,630
JX Holdings, Inc.	7,600	42,805
KazMunaiGas Exploration Production JSC (GDR)	2,105	37,890
Lukoil OAO (ADR)	644	43,470
Marathon Petroleum Corp.	1,800	113,400
MIE Holdings Corp.	56,000	18,079
Newfield Exploration Co. (a)	1,700	45,526
Occidental Petroleum Corp.	4,309	330,112
OMV AG	2,695	97,861
Pacific Rubiales Energy Corp.	3,500	81,316
Parex Resources, Inc. (a)	2,500	14,577
Peabody Energy Corp.	2,000	53,220
Petrobank Energy & Resources, Ltd. (a)	1,200	14,959
Petrominerales, Ltd.	1,600	13,833
Phillips 66	900	47,790
Repsol S.A.	5,716	117,388
Roc Oil Co., Ltd. (a)	25,325	11,489
Royal Dutch Shell plc - A Shares	14,987	527,174
Royal Dutch Shell plc - B Shares	11,504	407,153
Soco International plc (a)	4,014	23,421
Spectra Energy Corp.	2,927	80,141
Statoil ASA	8,875	222,710
Suncor Energy, Inc.	9,200	302,535
Surgutneftegas OAO (ADR)	4,547	41,014
Tatneft OAO (ADR)	1,300	56,641
Tesoro Corp.	1,000	44,050
Total Gabon	33	15,177
Total S.A.	10,014	518,300
TransGlobe Energy Corp. (a)	1,300	12,194
Vaalco Energy, Inc. (a)	1,400	12,110

Oil, Gas & Consumable Fuels—(Continued)
Valero Energy Corp.	4,200	$143,304
Vermilion Energy, Inc.	1,600	83,595
W&T Offshore, Inc.	1,100	17,633
Western Refining, Inc.	1,000	28,190

		8,273,773

Paper & Forest Products—0.1%
Billerud AB	1,172	11,152
Buckeye Technologies, Inc.	400	11,484
Domtar Corp.	200	16,704
International Paper Co.	800	31,872
KapStone Paper and Packaging Corp.	900	19,971
Mondi plc	1,724	18,595
Oji Holdings Corp.	3,000	10,360
Portucel Empresa Produtora de Pasta e Papel S.A.	11,953	35,509
Schweitzer-Mauduit International, Inc.	300	11,709
Stora Enso Oyj - R Shares	1,986	14,046
UPM-Kymmene Oyj	1,660	19,727

		201,129

Personal Products—0.1%
Blackmores, Ltd.	555	19,402
Dr Ci:Labo Co., Ltd.	8	24,964
Herbalife, Ltd.	2,000	65,880
L’Oreal S.A.	931	130,052
Milbon Co., Ltd.	400	12,622
Nature’s Sunshine Products, Inc.	1,000	14,480
Nu Skin Enterprises, Inc. - Class A	1,600	59,280
Nutraceutical International Corp.	600	9,924
Oriflame Cosmetics S.A.	1,152	36,785
Pola Orbis Holdings, Inc.	900	25,811
Real Nutriceutical Group, Ltd.	45,000	16,582
USANA Health Sciences, Inc. (a)	400	13,172

		428,954

Pharmaceuticals—2.5%
Abbott Laboratories	8,652	566,706
Astellas Pharma, Inc.	600	26,953
AstraZeneca plc	11,808	558,228
Bayer AG	275	26,115
Bristol-Myers Squibb Co.	12,561	409,363
China Medical System Holdings, Ltd.	22,000	17,072
Eli Lilly & Co.	11,148	549,819
Fuji Pharma Co., Ltd.	600	9,584
GlaxoSmithKline plc	25,618	556,207
Hi-Tech Pharmacal Co., Inc.	400	13,992
Hua Han Bio-Pharmaceutical Holdings, Ltd.	76,000	23,212
Ipsen S.A.	1,716	51,974
Jazz Pharmaceuticals plc (a)	200	10,640
Johnson & Johnson	12,969	909,127
Kaken Pharmaceutical Co., Ltd.	4,000	58,793
Kissei Pharmaceutical Co., Ltd.	1,000	18,420
KYORIN Holdings, Inc.	2,000	38,783
Merck & Co., Inc.	13,000	532,220

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Mitsubishi Tanabe Pharma Corp.	3,000	$39,115
Mochida Pharmaceutical Co., Ltd.	3,000	36,564
Novartis AG	12,679	802,727
Obagi Medical Products, Inc. (a)	900	12,231
Orion Oyj - Class B	2,993	87,969
Otsuka Holdings Co., Ltd.	4,400	123,529
Pfizer, Inc.	34,956	876,697
Pozen, Inc. (a)	2,300	11,523
Questcor Pharmaceuticals, Inc.	1,500	40,080
Recordati S.p.A.	7,396	67,762
Roche Holding AG	3,343	681,052
Sanofi	5,968	565,977
Sawai Pharmaceutical Co., Ltd.	200	20,062
Sciclone Pharmaceuticals, Inc. (a)	2,100	9,051
Shionogi & Co., Ltd.	3,000	49,973
Shire plc	3,652	112,164
Takeda Pharmaceutical Co., Ltd.	4,400	196,634
Torii Pharmaceutical Co., Ltd.	500	11,082
Virbac S.A.	246	48,642
Warner Chilcott plc - Class A	5,000	60,200

		8,230,242

Professional Services—0.1%
ALS, Ltd.	5,713	64,940
Bertrandt AG	203	20,322
Dun & Bradstreet Corp. (The)	800	62,920
Equifax, Inc.	1,200	64,944
ITE Group plc	4,529	18,176
Robert Half International, Inc.	900	28,638
RPX Corp. (a)	1,400	12,656
Seek, Ltd.	3,704	27,298
Skilled Group, Ltd.	5,412	14,757
Temp Holdings Co., Ltd.	1,600	19,838
Towers Watson & Co. - Class A	700	39,347

		373,836

Real Estate Investment Trusts—0.2%
American Capital Agency Corp.	2,200	63,668
Annaly Capital Management, Inc.	5,200	73,008
British Land Co. plc (REIT)	7,980	74,188
Capstead Mortgage Corp.	700	8,029
CFS Retail Property Trust	21,701	43,482
Chimera Investment Corp.	12,400	32,364
CreXus Investment Corp.	1,800	22,050
Dynex Capital, Inc.	2,100	19,824
EPR Properties	900	41,499
First Real Estate Investment Trust	14,000	12,186
Gecina S.A.	171	19,086
Hammerson plc (REIT)	3,384	27,265
Land Securities Group plc (REIT)	2,932	39,640
Lippo Malls Indonesia Retail Trust	45,000	18,053
NorthWest Healthcare Properties Real Estate Investment Trust	1,100	13,801
Shopping Centres Australasia Property Group (a)	1,174	1,829
Starwood Property Trust, Inc.	2,400	55,104

		565,076

Real Estate Management & Development—0.2%
Agile Property Holdings, Ltd.	20,000	$28,632
Atrium European Real Estate, Ltd.	1,947	11,438
China South City Holdings, Ltd.	88,000	13,463
CSI Properties, Ltd.	290,000	11,893
Daikyo, Inc.	7,000	19,094
Daiwa House Industry Co., Ltd.	4,000	68,827
Emperor International Holdings	44,000	12,235
Farglory Land Development Co., Ltd.	6,000	10,858
Great Eagle Holdings, Ltd.	5,000	16,682
Henderson Land Development Co., Ltd.	4,000	28,494
Ho Bee Investment, Ltd.	9,000	14,211
Hongkong Land Holdings, Ltd.	8,000	56,263
K Wah International Holdings, Ltd.	31,000	15,128
New World Development Co., Ltd.	24,000	37,728
Singapore Land, Ltd.	2,000	12,239
Sun Hung Kai Properties, Ltd.	7,000	106,016
Swire Pacific, Ltd. - Class A	3,500	43,494
Wharf Holdings, Ltd.	15,000	118,783
Wheelock & Co., Ltd.	17,000	86,291

		711,769

Road & Rail—0.3%
Amerco, Inc.	200	25,362
Canadian National Railway Co.	1,500	136,217
ComfortDelGro Corp., Ltd.	27,000	39,572
CSX Corp.	4,437	87,542
Firstgroup plc	2,980	10,205
Globaltrans Investment plc (GDR)	1,301	21,480
Go-Ahead Group plc	921	19,098
Guangshen Railway Co., Ltd. - Class H	62,000	24,828
Heartland Express, Inc.	1,000	13,070
Hitachi Transport System, Ltd.	1,000	14,532
Landstar System, Inc.	1,000	52,460
Marten Transport, Ltd.	700	12,873
Norfolk Southern Corp.	2,988	184,778
Sankyu, Inc.	5,000	18,907
Union Pacific Corp.	2,300	289,156

		950,080

Semiconductors & Semiconductor Equipment—0.4%
AMS AG	148	15,872
Analog Devices, Inc.	1,900	79,914
Applied Materials, Inc.	8,800	100,672
Avago Technologies, Ltd.	2,500	79,150
Integrated Silicon Solution, Inc. (a)	1,000	9,000
Intel Corp.	22,156	457,078
KLA-Tencor Corp.	1,600	76,416
Linear Technology Corp.	800	27,440
Marvell Technology Group, Ltd.	3,000	21,780
Maxim Integrated Products, Inc.	2,500	73,500
Nuflare Technology, Inc.	2	12,159
NVIDIA Corp.	1,700	20,893
Powertech Technology, Inc.	12,000	19,692
Radiant Opto-Electronics Corp.	3,000	12,441
Samsung Electronics Co., Ltd.	40	57,249
Shinko Electric Industries Co., Ltd.	1,500	11,848
SMA Solar Technology AG	376	9,464

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Teradyne, Inc. (a)	1,500	$25,335
Texas Instruments, Inc.	2,990	92,511
Transcend Information, Inc.	3,000	8,378
Xilinx, Inc.	1,900	68,210

		1,279,002

Software—0.5%
BMC Software, Inc. (a)	1,600	63,456
CA, Inc.	5,000	109,900
Check Point Software Technologies, Ltd. (a)	500	23,820
Constellation Software, Inc.	300	36,189
Ebix, Inc.	600	9,642
Fidessa Group plc	410	10,132
Giant Interactive Group, Inc. (ADR)	2,500	13,525
Konami Corp.	700	15,739
Micro Focus International plc	2,311	22,258
Microsoft Corp.	25,800	689,634
Nemetschek AG	254	11,185
Oracle Corp.	13,900	463,148
Oracle Corp. Japan	700	29,174
Playtech, Ltd.	2,571	18,134
Sage Group plc (The)	13,326	63,840
SAP AG	1,428	114,392
Symantec Corp. (a)	3,600	67,716
Trend Micro, Inc. (a)	1,500	45,268

		1,807,152

Specialty Retail—0.5%
Aaron’s, Inc.	700	19,796
ABC-Mart, Inc.	700	30,431
Advance Auto Parts, Inc.	600	43,410
Aeropostale, Inc. (a)	1,100	14,311
American Eagle Outfitters, Inc.	1,100	22,561
AOKI Holdings, Inc.	500	11,405
ARB Corp., Ltd.	1,362	15,459
Bed Bath & Beyond, Inc. (a)	2,000	111,820
Best Buy Co., Inc.	1,100	13,035
Buckle, Inc. (The)	700	31,248
Carphone Warehouse Group plc	5,502	18,581
Cato Corp. (The) - Class A	500	13,715
Chico’s FAS, Inc.	1,100	20,306
Clas Ohlson AB - B Shares	892	11,874
Dunelm Group plc	2,375	27,777
Express, Inc. (a)	1,600	24,144
Fielmann AG	441	42,493
Finish Line, Inc. (The) - Class A	500	9,465
Foot Locker, Inc.	700	22,484
GameStop Corp. - Class A	1,000	25,090
Genesco, Inc. (a)	200	11,000
Giordano International, Ltd.	20,000	19,356
Guess?, Inc.	1,300	31,902
Halfords Group plc	4,248	23,056
Hennes & Mauritz AB - B Shares	3,735	129,789
Home Depot, Inc. (The)	1,300	80,405
Howden Joinery Group plc	4,568	12,970
JB Hi-Fi, Ltd.	1,818	19,658

Specialty Retail—(Continued)
Jos A Bank Clothiers, Inc. (a)	300	$12,774
Lowe’s Cos., Inc.	3,518	124,959
Luk Fook Holdings International, Ltd.	5,000	16,045
Men’s Wearhouse, Inc. (The)	700	21,812
NEC Mobiling, Ltd.	400	16,189
Nitori Holdings Co., Ltd.	400	29,283
O’Reilly Automotive, Inc. (a)	400	35,768
OSIM International, Ltd.	9,000	12,797
Pal Co., Ltd.	250	11,262
PetSmart, Inc.	500	34,170
Pier 1 Imports, Inc.	600	12,000
Rent-A-Center, Inc.	500	17,180
Ross Stores, Inc.	2,100	113,715
rue21, Inc. (a)	300	8,517
Select Comfort Corp. (a)	400	10,468
Shimamura Co., Ltd.	400	38,737
Staples, Inc.	4,200	47,880
Super Retail Group, Ltd.	2,304	23,850
Tiffany & Co.	900	51,606
TJX Cos., Inc.	4,400	186,780
United Arrows, Ltd.	500	11,489
USS Co., Ltd.	380	39,389
WH Smith plc	2,454	27,405
Williams-Sonoma, Inc.	600	26,262
Yamada Denki Co., Ltd.	340	13,111

		1,800,989

Textiles, Apparel & Luxury Goods—0.2%
361 Degrees International, Ltd.	42,000	12,184
Anta Sports Products, Ltd.	20,000	17,880
Bosideng International Holdings, Ltd.	54,000	16,104
Burberry Group plc	2,445	50,060
Coach, Inc.	2,500	138,775
Crocs, Inc. (a)	1,100	15,829
Deckers Outdoor Corp. (a)	700	28,189
Fossil, Inc. (a)	200	18,620
NIKE, Inc. - Class B	3,588	185,141
Pacific Textile Holdings, Ltd.	10,000	9,048
Ports Design, Ltd.	18,000	14,399
Pou Chen Corp.	17,000	17,906
Ralph Lauren Corp.	300	44,976
Shenzhou International Group Holdings, Ltd.	13,000	29,419
Swatch Group AG (The)	122	62,785
Tod’s S.p.A.	291	37,102
True Religion Apparel, Inc.	500	12,710
XTEP International Holdings	13,000	5,626

		716,753

Thrifts & Mortgage Finance—0.0%
Genworth MI Canada, Inc.	1,600	36,337
TrustCo Bank Corp.	1,800	9,504
Washington Federal, Inc.	1,700	28,679

		74,520

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Tobacco—0.6%
Altria Group, Inc.	8,300	$260,786
British American Tobacco plc	9,264	469,407
Imperial Tobacco Group plc	6,744	260,419
Japan Tobacco, Inc.	3,970	111,921
KT&G Corp.	427	32,382
Lorillard, Inc.	500	58,335
Philip Morris International, Inc.	5,158	431,415
Reynolds American, Inc.	4,900	203,007
Universal Corp.	1,000	49,910

		1,877,582

Trading Companies & Distributors—0.3%
Applied Industrial Technologies, Inc.	500	21,005
Inaba Denki Sangyo Co., Ltd.	400	11,500
ITOCHU Corp.	14,000	147,782
Marubeni Corp.	6,000	42,997
Mitsubishi Corp.	7,500	144,163
Mitsui & Co., Ltd.	14,000	209,444
MSC Industrial Direct Co., Inc. - Class A	700	52,766
Ramirent Oyj	1,685	13,980
Rexel S.A.	2,162	44,178
Richelieu Hardware, Ltd.	400	14,859
Sumitomo Corp.	3,600	46,144
Tomoe Engineering Co., Ltd.	500	8,921
Toyota Tsusho Corp.	1,100	27,159
Travis Perkins plc	1,670	29,653
Trusco Nakayama Corp.	800	14,623
Wajax Corp.	300	12,287
Wakita & Co., Ltd.	2,000	16,364

		857,825

Transportation Infrastructure—0.0%
Autostrada Torino-Milano S.p.A.	1,765	18,227
Societa Iniziative Autostradali e Servizi S.p.A.	3,120	29,168

		47,395

Wireless Telecommunication Services—0.5%
Advanced Info Service PCL	6,800	42,458
China Mobile, Ltd.	3,500	40,998
Drillisch AG	1,120	16,544
Freenet AG	2,051	37,887
KDDI Corp.	2,200	155,397
MetroPCS Communications, Inc. (a)	5,200	51,688
Millicom International Cellular S.A.	1,617	140,149
Mobistar S.A.	1,533	39,427
MTN Group, Ltd.	1,008	21,187
NTT DoCoMo, Inc.	224	321,697
SmarTone Telecommunications Holdings, Ltd.	17,000	31,149
Softbank Corp.	1,000	36,592
Sonaecom - SGPS S.A.	7,781	15,305
USA Mobility, Inc.	1,100	12,848
Vodacom Group, Ltd.	3,525	52,178
Vodafone Group plc	211,496	531,884

		1,547,388

Total Common Stocks (Cost $87,704,812)		89,292,003

Domestic Bonds & Debt Securities—20.6%
	Principal Amount*	Value

Aerospace/Defense—0.1%
United Technologies Corp. 4.500%, 06/01/42	400,000	$446,352

Agriculture—0.9%
Altria Group, Inc. 10.200%, 02/06/39	585,000	981,645
Lorillard Tobacco Co. 2.300%, 08/21/17	130,000	131,595
Philip Morris International, Inc. 6.375%, 05/16/38	420,000	573,981
Reynolds American, Inc. 7.625%, 06/01/16	485,000	580,707
3.250%, 11/01/22	665,000	669,387

		2,937,315

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	555,000	560,054

Biotechnology—0.2%
Amgen, Inc. 4.500%, 03/15/20	250,000	284,854
Gilead Sciences, Inc. 4.500%, 04/01/21	450,000	515,183

		800,037

Chemicals—0.2%
Mosaic Co. (The) 3.750%, 11/15/21	255,000	271,401
4.875%, 11/15/41	335,000	363,798

		635,199

Commercial Banks—3.1%
American Express Bank FSB 6.000%, 09/13/17	1,055,000	1,274,673
Bank of America Corp. 5.625%, 07/01/20	2,950,000	3,503,072
Citigroup, Inc. 4.500%, 01/14/22	1,100,000	1,229,579
Goldman Sachs Group, Inc. (The) 5.750%, 01/24/22	1,000,000	1,184,354
JPMorgan Chase & Co. 4.250%, 10/15/20	2,000,000	2,227,976
3.250%, 09/23/22	195,000	201,225
Morgan Stanley 5.500%, 01/26/20	685,000	769,566

		10,390,445

Diversified Financial Services—1.1%
Ford Motor Credit Co. LLC 6.625%, 08/15/17	950,000	1,111,167
General Electric Capital Corp. 5.550%, 05/04/20	1,615,000	1,922,837
5.875%, 01/14/38	265,000	320,789

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

	Principal Amount*	Value

Diversified Financial Services—(Continued)
SLM Corp. 6.000%, 01/25/17	200,000	$217,500

		3,572,293

Electric—1.6%
Dominion Resources, Inc. 4.050%, 09/15/42	600,000	594,946
Duke Energy Carolinas LLC 4.300%, 06/15/20	540,000	616,688
Florida Power Corp. 6.400%, 06/15/38	650,000	878,622
Georgia Power Co. 4.300%, 03/15/42	445,000	468,723
MidAmerican Energy Holdings Co. 6.500%, 09/15/37	345,000	459,831
Nisource Finance Corp. 6.125%, 03/01/22	410,000	492,248
Pacific Gas & Electric Co. 6.250%, 03/01/39	500,000	662,806
Public Service Electric & Gas Co. 3.650%, 09/01/42	635,000	627,150
Southern California Edison Co. 5.500%, 03/15/40	235,000	300,050
4.500%, 09/01/40	175,000	198,153

		5,299,217

Electronics—0.0%
Honeywell International, Inc. 5.700%, 03/15/37	115,000	152,021

Environmental Control—0.1%
Republic Services, Inc. 5.250%, 11/15/21	85,000	100,362
6.200%, 03/01/40	185,000	233,019

		333,381

Food—0.5%
HJ Heinz Co. 2.850%, 03/01/22	165,000	168,381
Kraft Foods Group, Inc. 3.500%, 06/06/22 (144A)	220,000	235,294
6.875%, 01/26/39 (144A)	390,000	526,916
Mondelez International, Inc. 6.875%, 01/26/39	310,000	428,944
Tyson Foods, Inc. 4.500%, 06/15/22	290,000	315,380

		1,674,915

Forest Products & Paper—0.1%
International Paper Co. 7.300%, 11/15/39	210,000	285,647

Healthcare-Services—0.6%
Aetna, Inc. 4.500%, 05/15/42	75,000	$79,012
Humana, Inc. 7.200%, 06/15/18	95,000	117,283
3.150%, 12/01/22	465,000	463,387
Quest Diagnostics, Inc. 4.700%, 04/01/21	190,000	213,120
UnitedHealth Group, Inc. 6.500%, 06/15/37	285,000	376,719
WellPoint, Inc. 4.650%, 01/15/43	750,000	784,803

		2,034,324

Insurance—1.6%
Allstate Corp. (The) 5.200%, 01/15/42	185,000	220,451
American International Group, Inc. 5.600%, 10/18/16	520,000	594,340
Berkshire Hathaway Finance Corp. 4.400%, 05/15/42	125,000	129,859
CNA Financial Corp. 7.350%, 11/15/19	330,000	414,479
Hartford Financial Services Group, Inc. 5.125%, 04/15/22	295,000	341,027
6.625%, 03/30/40	745,000	938,500
ING US, Inc. 5.500%, 07/15/22 (144A)	355,000	385,969
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (144A)	120,000	129,197
6.500%, 05/01/42 (144A)	165,000	186,278
Lincoln National Corp. 4.850%, 06/24/21	265,000	297,837
Prudential Financial, Inc. 5.375%, 06/21/20	1,100,000	1,287,948
Swiss Re Treasury US Corp. 2.875%, 12/06/22 (144A)	260,000	260,757
4.250%, 12/06/42 (144A)	165,000	164,192

		5,350,834

IT Services—0.6%
International Business Machines Corp. 7.625%, 10/15/18	1,610,000	2,153,103

Media—1.6%
CBS Corp. 4.850%, 07/01/42	395,000	412,736
CC Holdings GS V LLC 3.849%, 04/15/23 (144A)	105,000	107,044
COX Communications, Inc. 5.450%, 12/15/14	176,000	192,033
4.700%, 12/15/42 (144A)	125,000	128,062
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 2.400%, 03/15/17	350,000	358,869
5.150%, 03/15/42	360,000	365,495

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

	Principal Amount*	Value

Media—(Continued)
NBCUniversal Media LLC 4.375%, 04/01/21	1,990,000	$2,239,367
News America, Inc. 6.650%, 11/15/37	360,000	466,777
Time Warner Cable, Inc. 6.550%, 05/01/37	640,000	794,463
Time Warner, Inc. 4.900%, 06/15/42	300,000	323,115

		5,387,961

Mining—0.2%
Freeport-McMoRan Copper & Gold, Inc. 3.550%, 03/01/22	250,000	248,425
Newmont Mining Corp. 4.875%, 03/15/42	300,000	310,180

		558,605

Miscellaneous Manufacturing—0.0%
General Electric Co. 4.125%, 10/09/42	115,000	118,806

Office/Business Equipment—0.1%
Xerox Corp. 4.250%, 02/15/15	260,000	273,578

Oil & Gas—0.9%
Apache Corp. 4.750%, 04/15/43	220,000	240,482
Hess Corp. 5.600%, 02/15/41	310,000	368,029
Marathon Oil Corp. 2.800%, 11/01/22	715,000	720,935
Noble Energy, Inc. 4.150%, 12/15/21	125,000	138,247
6.000%, 03/01/41	350,000	423,176
Occidental Petroleum Corp. 1.750%, 02/15/17	310,000	318,201
Pioneer Natural Resources Co. 3.950%, 07/15/22	300,000	314,974
Rowan Cos., Inc. 5.400%, 12/01/42	175,000	177,878
Valero Energy Corp. 4.500%, 02/01/15	200,000	214,032

		2,915,954

Pharmaceuticals—0.8%
AbbVie, Inc. 2.900%, 11/06/22 (144A)	105,000	107,158
Express Scripts Holding Co. 6.125%, 11/15/41 (144A)	260,000	332,947
McKesson Corp. 0.950%, 12/04/15	280,000	280,596
Pfizer, Inc. 5.350%, 03/15/15	310,000	341,584
7.200%, 03/15/39	700,000	1,077,099

Pharmaceuticals—(Continued)
Watson Pharmaceuticals, Inc. 3.250%, 10/01/22	550,000	$562,610

		2,701,994

Pipelines—1.0%
Enterprise Products Operating LLC 6.450%, 09/01/40	675,000	850,712
Kinder Morgan Energy Partners LP 5.625%, 02/15/15	429,000	470,296
3.950%, 09/01/22	230,000	246,414
ONEOK Partners LP 3.375%, 10/01/22	1,290,000	1,317,290
Plains All American Pipeline LP / PAA Finance Corp. 5.150%, 06/01/42	305,000	344,969

		3,229,681

Real Estate Investment Trusts—0.9%
Boston Properties LP 3.850%, 02/01/23	555,000	584,213
Digital Realty Trust L.P. 5.875%, 02/01/20	875,000	1,001,252
ERP Operating LP 4.625%, 12/15/21	365,000	411,887
Health Care REIT, Inc. 4.125%, 04/01/19	350,000	377,021
Ventas Realty LP / Ventas Capital Corp. 4.250%, 03/01/22	475,000	504,649

		2,879,022

Retail—1.1%
AutoZone, Inc. 2.875%, 01/15/23	460,000	451,841
CVS Caremark Corp. 6.125%, 09/15/39	270,000	346,805
Home Depot, Inc. (The) 5.950%, 04/01/41	285,000	386,336
Kohl’s Corp. 3.250%, 02/01/23	195,000	189,740
Macy’s Retail Holdings, Inc. 2.875%, 02/15/23	235,000	230,621
5.125%, 01/15/42	430,000	466,455
Nordstrom, Inc. 7.000%, 01/15/38	220,000	312,714
Wal-Mart Stores, Inc. 3.625%, 07/08/20	505,000	562,322
Yum! Brands, Inc. 6.250%, 03/15/18	610,000	742,427
6.875%, 11/15/37	105,000	143,865

		3,833,126

Semiconductors—0.1%
Texas Instruments, Inc. 2.375%, 05/16/16	500,000	523,722

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Domestic Bonds & Debt Securities—(Continued)

	Shares/Principal Amount*	Value

Software—0.8%
Microsoft Corp. 2.125%, 11/15/22	1,105,000	$1,096,601
Oracle Corp. 2.500%, 10/15/22	1,515,000	1,531,954

		2,628,555

Telecommunications—1.8%
AT&T, Inc. 2.625%, 12/01/22	385,000	386,471
6.550%, 02/15/39	470,000	619,826
Cellco Partnership / Verizon Wireless Capital LLC 5.550%, 02/01/14	285,000	299,256
8.500%, 11/15/18	705,000	971,055
Cisco Systems, Inc. 4.450%, 01/15/20	800,000	929,078
5.500%, 01/15/40	650,000	829,327
Embarq Corp. 7.995%, 06/01/36	185,000	204,905
Verizon Communications, Inc. 2.450%, 11/01/22	1,770,000	1,774,441

		6,014,359

Transportation—0.4%
Burlington Northern Santa Fe LLC 4.400%, 03/15/42	340,000	358,341
CSX Corp. 6.250%, 04/01/15	215,000	240,876
Norfolk Southern Corp. 5.900%, 06/15/19	145,000	176,988
Union Pacific Corp. 6.125%, 02/15/20	390,000	489,121

		1,265,326

Total Domestic Bonds & Debt Securities (Cost $69,429,940)		68,955,826

Investment Company Securities—16.4%
BB Biotech AG	108	10,463
Caledonia Investments PLC	1,476	37,199
iShares Core S&P 500 ETF	50,680	7,251,294
iShares Gold Trust (a)	131,042	2,132,053
PowerShares KBW Bank Portfolio	179,024	4,702,961
SPDR Barclays High Yield Bond ETF	394,202	16,044,022
Vanguard MSCI EAFE ETF	353,799	12,464,339
Vanguard MSCI Emerging Markets ETF	94,624	4,213,607
Vanguard Total Stock Market ETF	113,466	8,315,923

Total Investment Company Securities (Cost $53,985,444)		55,171,861

Foreign Bonds & Debt Securities—5.4%
	Principal Amount*	Value

Advertising—0.2%
WPP Finance UK 8.000%, 09/15/14	490,000	$542,081

Agriculture—0.0%
BAT International Finance plc 9.500%, 11/15/18 (144A)	65,000	90,496

Chemicals—0.2%
Agrium, Inc. 3.150%, 10/01/22	770,000	766,711

Commercial Banks—3.2%
Banco Santander Mexico S.A. 4.125%, 11/09/22 (144A)	160,000	163,200
Bank of Montreal 1.950%, 01/30/17 (144A)	310,000	323,213
Bank of Nova Scotia 1.950%, 01/30/17 (144A)	1,120,000	1,168,004
Barclays Bank plc 6.050%, 12/04/17 (144A)	1,400,000	1,555,597
BBVA US Senior S.A. Unipersonal 4.664%, 10/09/15	200,000	205,196
BNP Paribas S.A. 2.375%, 09/14/17	625,000	634,669
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.875%, 02/08/22	600,000	646,919
3.950%, 11/09/22	250,000	256,530
Danske Bank A.S. 3.875%, 04/14/16 (144A)	290,000	307,411
HSBC Holdings plc 4.875%, 01/14/22	950,000	1,104,593
ING Bank N.V. 4.000%, 03/15/16 (144A)	210,000	223,655
National Bank of Canada 2.200%, 10/19/16 (144A)	655,000	689,951
Norddeutsche Landesbank Girozentrale 0.875%, 10/16/15 (144A)	600,000	601,643
Royal Bank of Canada 2.625%, 12/15/15	255,000	269,338
Royal Bank of Scotland Group plc 6.125%, 12/15/22	215,000	227,778
Royal Bank of Scotland plc (The) 5.625%, 08/24/20	330,000	383,728
Societe Generale S.A. 2.750%, 10/12/17	415,000	422,618
Swedbank Hypotek AB 2.375%, 04/05/17 (144A)	200,000	209,692
Toronto-Dominion Bank (The) 1.500%, 03/13/17 (144A)	1,175,000	1,203,836
UBS AG 2.250%, 03/30/17 (144A)	200,000	206,967

		10,804,538

Diversified Financial Services—0.1%
Credit Suisse AG 1.625%, 03/06/15 (144A)	215,000	219,351

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Foreign Bonds & Debt Securities—(Continued)

	Principal Amount*	Value

Electric—0.1%
EDF S.A. 6.500%, 01/26/19 (144A)	180,000	$220,636

Insurance—0.2%
Willis Group Holdings plc 5.750%, 03/15/21	210,000	239,384
XLIT, Ltd. 5.750%, 10/01/21	300,000	356,900

		596,284

Media—0.1%
UBM plc 5.750%, 11/03/20 (144A)	225,000	237,735

Mining—0.4%
Barrick Gold Corp. 5.250%, 04/01/42	230,000	253,927
Rio Tinto Finance USA, Ltd. 9.000%, 05/01/19	510,000	701,397
Teck Resources, Ltd. 5.200%, 03/01/42	250,000	256,485

		1,211,809

Oil & Gas—0.5%
Canadian Natural Resources, Ltd. 3.450%, 11/15/21	460,000	491,867
Ensco plc 4.700%, 03/15/21	250,000	281,824
Shell International Finance B.V. 5.500%, 03/25/40	410,000	528,490
Suncor Energy, Inc. 6.850%, 06/01/39	175,000	242,631
Total Capital S.A. 2.300%, 03/15/16	250,000	259,951

		1,804,763

Oil & Gas Services—0.2%
Weatherford International, Ltd. 5.950%, 04/15/42	615,000	669,881

Telecommunications—0.2%
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	330,000	495,723
Vodafone Group plc 5.750%, 03/15/16	300,000	343,321

		839,044

Total Foreign Bonds & Debt Securities (Cost $17,983,280)		18,003,329

U.S. Treasury & Government Agencies—4.8%
	Shares/Principal Amount*	Value

U.S. Treasury—4.8%
U.S. Treasury Bonds 3.000%, 05/15/42	1,470,000	$1,497,792
2.750%, 08/15/42	320,000	309,050
U.S. Treasury Notes 0.250%, 09/30/14	3,195,000	3,196,249
0.250%, 10/31/14	1,665,000	1,665,651
0.250%, 11/30/14	530,000	530,104
0.625%, 09/30/17	2,250,000	2,246,310
0.750%, 10/31/17	5,555,000	5,574,098
0.625%, 11/30/17	875,000	872,197
0.750%, 12/31/17	325,000	325,584

Total U.S. Treasury & Government Agencies (Cost $16,257,414)		16,217,035

Preferred Stocks—0.1%

Automobiles—0.1%
Volkswagen AG	417	94,870

Electric Utilities—0.0%
Cia Energetica do Ceara	700	15,458

Health Care Equipment & Supplies—0.0%
Draegerwerk AG & Co. KGaA	159	16,069

Household Products—0.0%
Henkel AG & Co. KGaA	863	70,872

Independent Power Producers & Energy Traders—0.0%
AES Tiete S.A.	2,000	23,120

Media—0.0%
ProSiebenSat.1 Media AG	701	19,725

Total Preferred Stocks (Cost $216,124)		240,114

Rights—0.0%

Mining—0.0%
Pan African Resources plc, Strike Price $14, Expires 01/14/2013 (a)	9,541	457

Oil & Gas—0.0%
Repsol S.A., Expires 01/15/2013 (a)	5,716	3,486

Total Rights (Cost $3,575)		3,943

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012
Short-Term Investment—23.8%

Security Description	Principal Amount*	Value

Repurchase Agreement—23.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $79,660,044 on 01/02/13, collateralized by $1,855,000 U.S.Treasury Note at 3.250% due 03/31/17 with a value of $2,077,910; by $67,750,000 Federal Home Loan Bank at 5.375% due 05/18/16 with a value of $79,182,813.	79,660,000	$79,660,000

Total Short-Term Investment (Cost $79,660,000)		79,660,000

Total Investments—97.7% (Cost $325,240,589) (b)		327,544,111
Other assets and liabilities (net)—2.3%		7,728,095

Net Assets—100.0%		$335,272,206

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $325,466,639. The aggregate unrealized appreciation and depreciation of investments were $6,029,715 and $(3,952,243), respectively, resulting in net unrealized appreciation of $2,077,472 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the market value of 144A securities was $9,997,210, which is 3.0% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ETF)—	Exchange-Traded Fund
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$1,305,698	$305,021	$—	$1,610,719
Air Freight & Logistics	303,329	68,701	—	372,030
Airlines	59,772	124,573	—	184,345
Auto Components	243,201	807,080	—	1,050,281
Automobiles	116,550	577,588	—	694,138
Beverages	1,092,581	510,383	—	1,602,964
Biotechnology	728,913	11,624	—	740,537
Building Products	—	176,886	—	176,886
Capital Markets	944,851	775,165	—	1,720,016
Chemicals	1,253,054	1,269,806	—	2,522,860
Commercial Banks	1,832,441	4,483,939	—	6,316,380

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Commercial Services & Supplies	$128,177	$285,797	$—	$413,974
Communications Equipment	825,033	99,586	—	924,619
Computers & Peripherals	2,176,069	71,570	—	2,247,639
Construction & Engineering	63,775	533,288	—	597,063
Construction Materials	—	140,149	—	140,149
Consumer Finance	417,939	42,122	—	460,061
Containers & Packaging	17,288	55,089	—	72,377
Distributors	44,506	62,013	—	106,519
Diversified Consumer Services	121,022	10,021	—	131,043
Diversified Financial Services	1,530,386	624,178	—	2,154,564
Diversified Telecommunication Services	927,498	1,422,826	—	2,350,324
Electric Utilities	742,499	585,290	—	1,327,789
Electrical Equipment	366,692	80,430	—	447,122
Electronic Equipment, Instruments & Components	495,456	392,614	—	888,070
Energy Equipment & Services	523,168	366,897	—	890,065
Food & Staples Retailing	1,070,972	1,281,578	—	2,352,550
Food Products	940,745	2,133,851	—	3,074,596
Gas Utilities	—	198,366	—	198,366
Health Care Equipment & Supplies	1,243,519	305,340	—	1,548,859
Health Care Providers & Services	1,290,578	125,865	—	1,416,443
Health Care Technology	41,142	—	—	41,142
Hotels, Restaurants & Leisure	938,273	465,965	—	1,404,238
Household Durables	84,999	296,150	—	381,149
Household Products	1,384,255	408,562	—	1,792,817
Independent Power Producers & Energy Traders	14,809	45,658	—	60,467
Industrial Conglomerates	742,688	344,593	—	1,087,281
Insurance	2,515,666	1,655,035	—	4,170,701
Internet & Catalog Retail	147,602	48,401	—	196,003
Internet Software & Services	680,079	206,608	—	886,687
IT Services	1,933,187	177,210	—	2,110,397
Leisure Equipment & Products	189,094	86,749	—	275,843
Life Sciences Tools & Services	245,139	7,686	—	252,825
Machinery	1,220,716	837,828	—	2,058,544
Marine	—	93,826	—	93,826
Media	1,135,504	401,853	—	1,537,357
Metals & Mining	723,134	1,991,832	—	2,714,966
Multi-Utilities	155,348	849,891	—	1,005,239
Multiline Retail	266,699	153,544	—	420,243
Office Electronics	64,980	260,485	—	325,465
Oil, Gas & Consumable Fuels	5,071,063	3,202,710	—	8,273,773
Paper & Forest Products	91,740	109,389	—	201,129
Personal Products	162,736	266,218	—	428,954
Pharmaceuticals	4,001,649	4,228,593	—	8,230,242
Professional Services	208,505	165,331	—	373,836
Real Estate Investment Trusts	329,347	235,729	—	565,076
Real Estate Management & Development	—	711,769	—	711,769
Road & Rail	822,938	127,142	—	950,080
Semiconductors & Semiconductor Equipment	1,131,899	147,103	—	1,279,002
Software	1,477,030	330,122	—	1,807,152
Specialty Retail	1,198,583	602,406	—	1,800,989
Textiles, Apparel & Luxury Goods	444,240	272,513	—	716,753
Thrifts & Mortgage Finance	74,520	—	—	74,520
Tobacco	1,003,453	874,129	—	1,877,582
Trading Companies & Distributors	100,917	756,908	—	857,825

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Transportation Infrastructure	$—	$47,395	$—	$47,395
Wireless Telecommunication Services	132,674	1,414,714	—	1,547,388
Total Common Stocks	49,540,320	39,751,683	—	89,292,003
Total Domestic Bonds & Debt Securities*	—	68,955,826	—	68,955,826
Investment Company Securities	55,124,199	47,662	—	55,171,861
Total Foreign Bonds & Debt Securities*	—	18,003,329	—	18,003,329
Total U.S. Treasury & Government Agencies*	—	16,217,035	—	16,217,035
Total Preferred Stocks*	—	240,114	—	240,114
Total Rights*	—	3,943	—	3,943
Total Short-Term Investment*	—	79,660,000	—	79,660,000
Total Investments	$104,664,519	$222,879,592	$—	$327,544,111

Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$48,739	$—	$48,739
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(78,584)	—	(78,584)
Total Forward Contracts	$—	$(29,845)	$—	$(29,845)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,268,668	$—	$—	$1,268,668
Future Contracts (Unrealized Depreciation)	(47,282)	—	—	(47,282)
Total Futures Contracts	$1,221,386	$—	$—	$1,221,386
Swap Contracts
Swap Contracts at Value (Assets)	$—	$355,964	$—	$355,964
Swap Contracts at Value (Liabilities)	—	(234,476)	—	(234,476)
Total Swap Contracts	$—	$121,488	$—	$121,488

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$247,884,111
Repurchase Agreement		79,660,000
Cash		73,723
Cash denominated in foreign currencies (b)		598,348
Cash collateral for futures contracts		3,607,890
Receivable for fund shares sold		2,119,732
Dividends receivable		197,351
Interest receivable		1,004,163
Net variation margin on futures contracts		1,183,746
Swap interest receivable		277,480
Swaps at market value		355,964
Unrealized appreciation on forward foreign currency exchange contracts		48,739
Other assets		12

Total Assets		337,011,259

Liabilities
Due to Adviser	$18,275
Payables for:
Investments purchased	981,814
Fund shares redeemed	5,328
Foreign taxes	768
Swaps at market value	234,476
Unrealized depreciation on forward foreign currency exchange contracts	78,584
Swap interest	47,892
Accrued Expenses:
Management fees	174,604
Distribution and service fees—Class B	65,889
Administration fees	2,289
Custodian and accounting fees	16,876
Deferred trustees’ fees	7,087
Other expenses	105,171

Total Liabilities		1,739,053

Net Assets		$335,272,206

Net assets represented by
Paid in surplus		$330,518,029
Accumulated net realized gain		1,129,259
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions		3,613,799
Undistributed net investment income		11,119

Net Assets		$335,272,206

Net Assets
Class B		$335,272,206
Capital Shares Outstanding*
Class B		31,772,972
Net Asset Value, Offering Price and Redemption Price Per Share
Class B		$10.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $245,580,589.
(b)	Identified cost of cash denominated in foreign currencies was $601,841.

Consolidated§ Statement of Operations

Period Ended December 31, 2012(a)

Investment Income
Dividends		$2,720,980
Interest (b)		431,211

Total investment income		3,152,191
Expenses
Management fees	$688,627
Administration fees	7,294
Custodian and accounting fees	101,440
Distribution and service fees—Class B	257,303
Audit and tax services	50,267
Legal	85,473
Trustees’ fees and expenses	26,292
Shareholder reporting	38,765
Insurance	21
Organizational expense	2,096
Miscellaneous	15,051

Total expenses	1,272,629
Less management fee waiver	(43,152)
Less expenses reimbursed by the Adviser	(97,343)

Net expenses	1,132,134

Net Investment Income		2,020,057

Net Realized and Unrealized Gain
Net realized gain on:
Investments		4,325,534
Futures contracts		2,224,229
Swap contracts		161,395
Foreign currency transactions		207,031

Net realized gain		6,918,189

Net change in unrealized appreciation (depreciation) on:
Investments (c)		2,302,754
Futures contracts		1,222,533
Swap contracts		121,488
Foreign currency transactions		(32,976)

Net change in unrealized appreciation		3,613,799

Net realized and unrealized gain		10,531,988

Net Increase in Net Assets From Operations		$12,552,045

(a)	Commencement of operations was 4/23/2012.
(b)	Net of foreign withholding taxes of $11,993.
(c)	Includes foreign capital gains tax of $(768).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Changes in Net Assets

Period Ended December 31, 2012(a)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$2,020,057
Net realized gain	6,918,189
Net change in unrealized appreciation	3,613,799

Net increase in net assets resulting from operations	12,552,045

Distributions to Shareholders
From net investment income
Class B	(2,404,193)
From net realized capital gains
Class B	(5,415,632)

Net decrease in net assets resulting from distributions	(7,819,825)

Net increase in net assets from capital share transactions	330,539,986

Net Increase in Net Assets	335,272,206

Net Assets
Net assets at beginning of period	—

Net assets at end of period	$335,272,206

Undistributed net investment income at end of period	$11,119

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended December 31, 2012(a)
	Shares	Value
Class B
Sales	31,795,345	$330,545,445
Reinvestments	741,919	7,819,825
Redemptions	(764,292)	(7,825,284)

Net increase	31,772,972	$330,539,986

Increase derived from capital shares transactions		$330,539,986

(a)	Commencement of operations was 4/23/2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Period Ended December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.14
Net realized and unrealized gain on investments	0.67

Total from investment operations	0.81

Less Distributions
Distributions from net investment income	(0.08)
Distributions from net realized capital gains	(0.18)

Total distributions	(0.26)

Net Asset Value, End of Period	$10.55

Total Return (%) (d)	8.06	(c)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.24	(e)
Ratio of net expenses to average net assets (%) (f)	1.10	(e)
Ratio of net investment income to average net assets (%)	1.96	(e)
Portfolio turnover rate (%)	132	(c)
Net assets, end of period (in millions)	$335.3

(a)	Commencement of operations was 4/23/2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”) (commenced operations on April 23, 2012), which is diversified. The Portfolio’s shares first became available to investors through certain separate accounts on April 30, 2012. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B Shares. Class B Shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the account of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2012	% of Total Assets at December 31, 2012
Schroders Global Multi-Asset Portfolio, Ltd.	4/23/2012	$2,153,846	0.6%

3. Significant Accounting Policies

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the consolidated financial statements were issued.

MIST-29

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and

MIST-30

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments, return of capital adjustments, passive foreign investment companies, foreign currency tax expense reclass and distribution and service fees. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates

MIST-31

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Schroder Investment Management North America, Inc. (“the Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended December 31, 2012	% per annum	Average Daily Net Assets
$688,627	0.680%	First $100 Million
	0.660%	$100 Million to $250 Million
	0.640%	$250 Million to $750 Million
	0.620%	$750 Million to $1.5 Billion
	0.600%	Over $1.5 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The Subadviser voluntarily agreed to waive its entire subadvisory fee through July 31, 2012. Also through July 31, 2012, the Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived. Amounts waived for the period ended December 31, 2012 are shown as a management fee waiver in the Consolidated Statement of Operations.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2013. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable

MIST-32

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement	Amounts Deferred in 2012 Subject to repayment until December 31,
Class B	2017
1.10%	$97,343

Amounts waived for the period ended December 31, 2012 are shown as expenses reimbursed by the Adviser in the Consolidated Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of December 31, 2012, there was $97,343 in expense deferrals eligible for recoupment by the Adviser.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$46,278,539	$356,191,673	$30,058,997	$130,982,321

6. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

MIST-33

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“restricted cash”) may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received on swaps upon entering into the swap agreement are to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from

MIST-34

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

MIST-35

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Swaps at market value	$355,964	Swaps at market value	$234,476
	Unrealized appreciation on futures contracts*	41,899	Unrealized depreciation on futures contracts*	1,702
Equity	Unrealized appreciation on futures contracts*	1,227,862	Unrealized depreciation on futures contracts*	45,526
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	48,739	Unrealized depreciation on forward foreign currency exchange contracts	78,584

Total		$1,674,464		$360,288

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to consolidated financial statements. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

Transactions in derivative instruments during the period ended December 31, 2012, were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$189,014	$189,014
Futures contracts	(122,366)	2,346,595	—	2,224,229
Swap contracts	161,395	—	—	161,395

	$39,029	$2,346,595	$189,014	$2,574,638

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(29,845)	$(29,845)
Futures contracts	40,197	1,182,336	—	1,222,533
Swap contracts	121,488	—	—	121,488

	$161,685	$1,182,336	$(29,845)	$1,314,176

For the period ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Forward foreign currency transactions	$19,703,058
Futures contracts long	2,355,051
Futures contracts short	(6,361,078)
Swap contracts	54,839,385

(a)	Averages are based on activity levels during 2012.

7. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)
04/04/13	Toronto-Dominion Bank	1,321,000	AUD	$1,380,478	$(17,802)
04/04/13	Royal Bank of Canada (UK)	4,630,000	CAD	4,676,838	(31,359)
04/04/13	Credit Suisse International	2,200,000	CHF	2,401,244	8,131
04/04/13	Barclays Bank plc	3,581,000	EUR	4,759,829	(29,173)
04/04/13	Deutsche Bank AG	6,000,000	EUR	7,901,820	24,440
04/04/13	Brown Brothers Harriman & Co.	3,800,000	GBP	6,155,924	15,139

Net Unrealized Depreciation					$(30,624)

MIST-36

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

Forward foreign cross-currency exchange contracts:

Settlement Date	Counterparty	Contracts to Buy		Contracts to Deliver		Unrealized Appreciation/ (Depreciation)
02/07/13	Barclays Bank plc	1,564,871	CAD	1,517,426	AUD	$391
02/07/13	Westpac Banking Corp.	3,650,208	CAD	3,540,660	AUD	(250)
04/04/13	Credit Suisse London	1,460,000	CHF	1,209,885	EUR	638

Net Unrealized Appreciation						$779

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

8. Futures Contracts

The futures contracts outstanding as of December 31, 2012 were as follows:

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Futures	03/15/13	398	$13,783,231	$(45,526)
NIKKIE 225 Index Futures	03/08/13	43	4,770,250	387,432
Russell 2000 Mini Index Futures	03/15/13	148	12,133,385	396,294
S&P 500 E-Mini Index Futures	03/15/13	402	28,385,369	158,641
S&P TSE 60 Index Futures	03/15/13	37	5,215,906	76,426
Topix Index Futures	03/08/13	27	2,476,227	209,069
U.S. Treasury Note 2 Year Futures	03/28/13	29	6,391,823	1,771
U.S. Treasury Note 5 Year Futures	03/28/13	9	1,121,429	(1,702)

Net Unrealized Appreciation				$1,182,405

Futures Contracts—Short	Expiration Date	Number of Contracts	Contract Amount	Unrealized Appreciation
U.S. Treasury Bond 30 Year Futures	03/19/13	(15)	$(2,230,538)	$18,038
U.S. Treasury Note 10 Year Futures	03/19/13	(128)	(17,018,090)	22,090

Net Unrealized Appreciation				$40,128

9. Swap Agreements

Open interest rate swap agreements as of December 31, 2012 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.893%	01/25/23	JPMorgan Chase Bank N.A.	11,095,000	USD	$88,973	$—	$88,973
Pay	3-Month USD-LIBOR	1.825%	01/25/23	JPMorgan Chase Bank N.A.	2,750,000	USD	4,692	—	4,692
Pay	3-Month USD-LIBOR	1.725%	01/25/23	JPMorgan Chase Bank N.A.	1,700,000	USD	(13,274)	—	(13,274)
Pay	3-Month USD-LIBOR	1.685%	01/25/23	JPMorgan Chase Bank N.A.	1,600,000	USD	(18,540)	—	(18,540)
Pay	3-Month USD-LIBOR	1.625%	01/25/23	JPMorgan Chase Bank N.A.	2,000,000	USD	(35,166)	—	(35,166)
Pay	3-Month USD-LIBOR	1.854%	01/25/23	UBS AG	59,280,000	USD	259,729	—	259,729
Pay	3-Month USD-LIBOR	1.820%	01/25/23	UBS AG	2,000,000	USD	2,570	—	2,570
Pay	3-Month USD-LIBOR	1.773%	01/25/23	UBS AG	2,250,000	USD	(8,209)	—	(8,209)
Pay	3-Month USD-LIBOR	1.781%	01/25/23	UBS AG	3,250,000	USD	(9,428)	—	(9,428)
Pay	3-Month USD-LIBOR	1.688%	01/25/23	UBS AG	1,600,000	USD	(18,115)	—	(18,115)
Pay	3-Month USD-LIBOR	1.700%	01/25/23	UBS AG	2,000,000	USD	(20,259)	—	(20,259)
Pay	3-Month USD-LIBOR	1.681%	01/25/23	UBS AG	1,800,000	USD	(22,148)	—	(22,148)
Pay	3-Month USD-LIBOR	1.693%	01/25/23	UBS AG	2,300,000	USD	(24,969)	—	(24,969)
Pay	3-Month USD-LIBOR	1.662%	01/25/23	UBS AG	2,000,000	USD	(28,235)	—	(28,235)
Pay	3-Month USD-LIBOR	1.680%	01/25/23	UBS AG	3,000,000	USD	(36,133)	—	(36,133)

Totals							$121,488	$—	$121,488

Cash in the amount of $60,000 has been received at the custodian bank as collateral for swap contracts.

MIST-37

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2012—(Continued)

10. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

11. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

12. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2012 were as follows:

Ordinary Income	Long-Term Capital Gain	Total
$7,646,845	$172,980	$7,819,825

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total
$1,290,436	$724,868	$2,745,959	$4,761,263

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

13. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-38

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Schroders Global Multi-Asset Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Schroders Global Multi-Asset Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2012, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the financial highlights for the period April 23, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from the brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schroders Global Multi-Asset Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations, the changes in net assets, and the financial highlights for the period April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-39

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-40

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-41

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-42

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2012, the Class A, B, and E shares of the SSgA Growth and Income ETF Portfolio returned 13.11%, 12.85%, and 12.91%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 16.13% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Perhaps the single lesson of 2012 was the ultimate equanimity of financial markets amid a vast and disconcerting array of global challenges. Asset prices fluctuated as they always do, but the amplitude of their gyrations ebbed remarkably over the course of the year, even in the face of daunting political, economic, and financial risks. The final result was a compelling worldwide set of double-digit equity returns and a laggard but still solid year for bonds. Major credit for the gains certainly seemed to be due to central bankers, particularly Mario Draghi of the European Central Bank, whose open-ended pledge of financial support to sovereigns sparked a watershed sentiment reversal in the eurozone. But the U.S. Federal Reserve, the Bank of England, and most recently the Bank of Japan, have all indicated greater willingness to continue with aggressive policies until economic prospects improve. As years elapse, questions regarding the utility of their accommodative tastes may grow louder, but as we close out 2012, their capacity to enforce financial stability continued to enjoy considerable respect.

Ultimately, a year that endured repeated threats of eurozone rupture, frequently violent unrest across the Middle East, and escalating political rancor in the U.S., produced the best relative performance of stocks over bonds since 2009. As the year drew to a close, risk appetites had clearly shifted to overseas markets. Emerging equity markets faired best, as steady fourth quarter inflows helped deliver an attractive 18.2% for the year in the MSCI Emerging Markets (EM) Index. Strong second half of the year performance in Europe also helped boost returns of developed markets outside of the United States, as the MSCI EAFE (EAFE) Index enjoyed a 17.32% return. Conversely, while debates around the fiscal cliff helped weigh down U.S. equity markets in the final months of 2012, the multi-cap S&P 1500 Index still was able to return an admirable 16.17% for the year.

Nonetheless, the aforementioned returns of global equity markets did little to derail the continued positive performance in fixed income markets. One reason that benchmark bond issues did not sell off more sharply was likely the uninspiring tone of many growth indicators. Although cyclical themes seemed to be gaining traction in the global equity markets, with sectors like housing and autos performing strongly in the second half of 2012, ample spare capacity suggested little threat of inflation. Employment conditions may have been improving slowly in the U.S., but they have continued to struggle in much of Europe. While the Purchasing Managers Index stabilized in recent months, it was unable to manage an aggressive foray into the territory north of 50 that signals economic expansion. Moreover, perhaps the most prominent support for bond prices comes from the major central banks. Over and above the various flavors of quantitative easing currently in force, the maintenance of low interest rates keeps informal limits on the term structure of government yield curves. Amid this backdrop, the Barclay’s U.S. Aggregate Bond Index was able to return a respectable 4.2%. Likewise, continued risk appetites and abundant liquidity helped investment grade corporate and high yield issues to high single digit and double digit returns.

The environment remained favorable for Real Estate Investment Trusts (“REIT”s), as low yield levels and friendly financial conditions kept REIT dividends appealing, while hints of global economic resilience eased worries about potential slowing in occupancy trends. These results lifted the REIT Index to a 17.1% return for 2012 as a whole and allowed the REITs to take back leadership honors from the S&P 500. More impressively, the non-U.S. counterpart of the U.S. Select REIT Index only suffered a single down month in 2012. A rough patch occurred in May, when European bond markets were entering a new phase of disarray, but it could not prevent REITs outside the U.S. from scoring positive returns in each quarter of 2012 to achieve a full-year gain of more than 40%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

As referenced earlier, 2012 marked a decided predisposition in risk appetite that helped spur double digit returns in most major equity indices. The end result was portfolio performance that, in absolute terms, produced a 13.11% gain for the full year—which modestly lagged the performance of the Portfolio’s custom benchmark. From an attribution perspective, tactical asset allocation decisions and investment selection contributed favorably to performance while the ETFs generally performed in line with their respective benchmarks.

While our tactical positioning was varied throughout the year, much of the performance benefit was earned by our positioning within different asset classes. The largest contributor to positive performance was the relative underweight of fixed income securities against the rest of the Portfolio. Positive performance was also generated from the positioning within fixed income, where shorter duration government bonds were underweighted in favor on longer duration investment grade credit and high yield bonds. In equities, the Portfolio benefited from an overweight to international and U.S. REITs as well as an increased European overweight in the fourth quarter of 2012.

The Portfolio’s performance was impacted most negatively by tactical positions in gold and high dividend equities. While both positions were designed to offer diversification and provide a modicum of protection in more volatile markets over the long term, in 2012 both positions trailed the double digit returns produced by the overall Portfolio. Our holdings in gold ranged between 2-3% throughout most of the year. However, returns over that time were just below 7%, more than 6% below the return of the Portfolio. Our positioning in dividend stocks impacted the Portfolio less negatively, as

MIST-1

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

returns of dividend stocks were near 11.5%. Additionally, since ETFs are priced by the market rather than by the value of their underlying securities (the Net Asset Value or NAV), there is often a small positive or negative impact on performance due to the supply and demand for that ETF. During 2012, there was a net discount on the underlying ETFs held by the Portfolio that had a modestly negative impact on performance.

Dan Farley

Chris Goolgasian

Tim Furbush

Portfolio Managers

SSgA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

SSgA GROWTH AND INCOME ETF PORTFOLIO MANAGED BY

SSgA FUNDS MANAGEMENT, INC. VS. MSCI ACWI (ALL COUNTRY WORLD INDEX)1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[3]
SSgA Growth and Income ETF Portfolio
Class A	13.11%	3.90%	4.81%
Class B	12.85%	3.68%	5.10%
Class E	12.91%	3.76%	4.66%
MSCI ACWI (All Country World Index)[1]	16.13%	-1.16%	3.87%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class B shares is 10/3/2005. Inception of Class A and Class E shares is 5/1/2006. Index returns are based on an inception date of 10/3/2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	27.3
Vanguard Total Bond Market ETF	13.8
SPDR Barclays High Yield Bond ETF	12.9
iShares MSCI EAFE Index Fund	11.4
iShares iBoxx $ Investment Grade Corporate Bond Fund	5.4
SPDR S&P Dividend ETF	4.9
Vanguard MSCI Emerging Markets ETF	4.2
Vanguard MSCI European ETF	3.1
iShares Core S&P SmallCap ETF	2.5
Vanguard REIT ETF	2.5

MIST-3

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSgA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.32%	$1,000.00	$1,068.10	$1.66
	Hypothetical*	0.32%	$1,000.00	$1,023.53	$1.63

Class B(a)	Actual	0.57%	$1,000.00	$1,067.60	$2.96
	Hypothetical*	0.57%	$1,000.00	$1,022.27	$2.90

Class E(a)	Actual	0.47%	$1,000.00	$1,067.40	$2.44
	Hypothetical*	0.47%	$1,000.00	$1,022.77	$2.39

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2012

Investment Company Securities—98.2% of Net Assets

Security Description	Shares	Value
iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund (a)	464,600	$56,407,086
iShares Core S&P Small-Cap ETF (a)	947,700	74,119,617
iShares Gold Trust (a) (b)	1,667,100	27,123,717
iShares iBoxx $ Investment Grade Corporate Bond Fund (a)	1,303,880	157,756,441
iShares MSCI Canada Index Fund (a)	1,335,000	37,914,000
iShares MSCI EAFE Index Fund (a)	5,834,900	331,539,018
SPDR Barclays High Yield Bond ETF (a) (c)	9,233,810	375,816,067
SPDR Dow Jones International Real Estate ETF (a) (c)	1,037,698	42,908,812
SPDR Gold Trust (b) (c)	248,400	40,243,284
SPDR S&P 500 ETF Trust (a) (c)	5,582,800	795,660,656
SPDR S&P Dividend ETF (a) (c)	2,466,600	143,457,456
SPDR S&P International Small Cap ETF (a) (c)	2,117,623	60,246,375
SPDR S&P MidCap 400 ETF Trust (a) (c)	165,800	30,790,718
Vanguard MSCI Emerging Markets ETF (a)	2,732,100	121,660,413
Vanguard MSCI European ETF (a)	1,825,000	89,133,000
Vanguard REIT ETF (a)	1,108,300	72,926,139
Vanguard Total Bond Market ETF (a)	4,772,100	400,999,563

Total Investment Company Securities (Cost $2,642,414,641)		2,858,702,362

Short-Term Investments—24.5%

Mutual Funds—24.5%
AIM STIT-STIC Prime Portfolio	40,499,769	40,499,769

Mutual Funds—(Continued)
State Street Navigator Securities Lending Prime Portfolio (c) (d)	671,628,594	$671,628,594

Total Short-Term Investments (Cost $712,128,363)		712,128,363

Total Investments—122.7% (Cost $3,354,543,004) (e)		3,570,830,725
Other assets and liabilities (net)—(22.7)%		(659,753,372)

Net Assets—100.0%		$2,911,077,353

(a)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $662,437,141 and the collateral received consisted of cash in the amount of $671,628,594. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $3,371,142,813. The aggregate unrealized appreciation and depreciation of investments were $202,576,860 and $(2,888,948), respectively, resulting in net unrealized appreciation of $199,687,912 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Investment Company Securities	$2,858,702,362	$—	$—	$2,858,702,362
Total Short-Term Investments*	712,128,363	—	—	712,128,363
Total Investments	$3,570,830,725	$—	$—	$3,570,830,725

Collateral for securities loaned (Liability)	$—	$(671,628,594)	$—	$(671,628,594)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,410,078,763
Affiliated investments at value (c)(d)		2,160,751,962
Cash		1,359,023
Receivable for fund shares sold		439,882
Dividends receivable		12,446,425
Interest receivable		1,425
Other assets		6,314

Total Assets		3,585,083,794

Liabilities
Payables for:
Fund shares redeemed	$877,294
Collateral for securities loaned	671,628,594
Accrued Expenses:
Management fees	748,741
Distribution and service fees— Class B	606,647
Distribution and service fees— Class E	1,386
Administration fees	3,666
Custodian and accounting fees	5,553
Deferred trustees’ fees	35,625
Other expenses	98,935

Total Liabilities		674,006,441

Net Assets		$2,911,077,353

Net assets represented by
Paid in surplus		$2,566,044,739
Accumulated net realized gain		53,071,069
Unrealized appreciation on investments and affiliated investments		216,287,721
Undistributed net investment income		75,673,824

Net Assets		$2,911,077,353

Net Assets
Class A		$21,124,932
Class B		2,879,085,755
Class E		10,866,666
Capital Shares Outstanding*
Class A		1,748,900
Class B		239,796,131
Class E		903,000
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$12.08
Class B		12.01
Class E		12.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,352,918,120.
(b)	Includes securities loaned at value of $347,471,978.
(c)	Identified cost of affiliated investments was $2,001,624,884.
(d)	Includes securities loaned at value of $314,965,163.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from Underlying ETFs		$40,073,687
Dividends from affiliated investments		47,993,740
Interest		51,451
Securities lending income from affiliated investments		2,580,556

Total investment income		90,699,434
Expenses
Management fees	$8,645,962
Administration fees	22,000
Custodian and accounting fees	31,726
Distribution and service fees—Class B	7,007,297
Distribution and service fees—Class E	15,471
Audit and tax services	34,798
Legal	28,328
Trustees’ fees and expenses	28,816
Shareholder reporting	137,326
Insurance	9,497
Miscellaneous	18,969

Total expenses	15,980,190

Net Investment Income		74,719,244

Net Realized and Unrealized Gain
Net realized gain on:
Investments		14,651,347
Affiliated Investments		50,952,142
Capital gain distributions received from Underlying ETFs		2,407,957

Net realized gain		68,011,446

Net change in unrealized appreciation on:
Investments		85,625,152
Affiliated investments		107,786,005

Net change in unrealized appreciation		193,411,157

Net realized and unrealized gain		261,422,603

Net Increase in Net Assets From Operations		$336,141,847

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$74,719,244	$67,451,646
Net realized gain	68,011,446	64,926,595
Net change in unrealized appreciation (depreciation)	193,411,157	(121,273,168)

Net increase in net assets resulting from operations	336,141,847	11,105,073

Distributions to Shareholders
From net investment income
Class A	(450,761)	(252,146)
Class B	(66,627,262)	(40,570,722)
Class E	(247,514)	(153,683)
From net realized capital gains
Class A	(385,715)	(251,833)
Class B	(62,141,652)	(43,587,645)
Class E	(223,182)	(162,761)

Net decrease in net assets resulting from distributions	(130,076,086)	(84,978,790)

Net increase in net assets from capital share transactions	79,888,250	753,187,015

Net Increase in Net Assets	285,954,011	679,313,298

Net Assets
Net assets at beginning of period	2,625,123,342	1,945,810,044

Net assets at end of period	$2,911,077,353	$2,625,123,342

Undistributed net investment income at end of period	$75,673,824	$67,994,722

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	650,834	$7,559,683	638,308	$7,277,506
Reinvestments	73,633	836,476	43,484	503,979
Redemptions	(355,484)	(4,163,017)	(287,499)	(3,268,589)

Net increase	368,983	$4,233,142	394,293	$4,512,896

Class B
Sales	20,328,825	$236,288,686	75,226,896	$862,084,852
Reinvestments	11,385,403	128,768,914	7,286,439	84,158,367
Redemptions	(25,249,077)	(290,376,394)	(17,732,640)	(199,106,980)

Net increase	6,465,151	$74,681,206	64,780,695	$747,136,239

Class E
Sales	265,774	$3,080,023	332,106	$3,782,004
Reinvestments	41,544	470,696	27,374	316,444
Redemptions	(221,048)	(2,576,817)	(227,200)	(2,560,568)

Net increase	86,270	$973,902	132,280	$1,537,880

Increase derived from capital shares transactions		$79,888,250		$753,187,015

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$11.21	$11.48	$10.34		$8.49	$11.80

Income (Loss) from Investment Operations
Net investment income (a)	0.34	0.34	0.39		0.35	0.30
Net realized and unrealized gain (loss) on investments	1.09	(0.17)	0.90		1.71	(3.15)

Total from investment operations	1.43	0.17	1.29		2.06	(2.85)

Less Distributions
Distributions from net investment income	(0.30)	(0.22)	(0.15)		(0.21)	(0.22)
Distributions from net realized capital gains	(0.26)	(0.22)	(0.00	)(b)	0.00	(0.24)

Total distributions	(0.56)	(0.44)	(0.15)		(0.21)	(0.46)

Net Asset Value, End of Period	$12.08	$11.21	$11.48		$10.34	$8.49

Total Return (%) (c)	13.11	1.28	12.61		24.96	(24.87)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.32	0.32	0.33		0.40	0.52 (d)
Ratio of net expenses to average net assets (%) (e)(f)	0.32	0.32	0.33		0.37	0.51
Ratio of net investment income to average net assets (%) (g)	2.96	3.01	3.64		3.80	2.97
Portfolio turnover rate (%)	39	36	33		22	166
Net assets, end of period (in millions)	$21.1	$15.5	$11.3		$4.5	$2.0

	Class B
	Year Ended December 31,
	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$11.15	$11.43	$10.32		$8.47	$11.77

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.31	0.37		0.34	0.27
Net realized and unrealized gain (loss) on investments	1.10	(0.17)	0.88		1.70	(3.14)

Total from investment operations	1.40	0.14	1.25		2.04	(2.87)

Less Distributions
Distributions from net investment income	(0.28)	(0.20)	(0.14)		(0.19)	(0.19)
Distributions from net realized capital gains	(0.26)	(0.22)	(0.00	)(b)	0.00	(0.24)

Total distributions	(0.54)	(0.42)	(0.14)		(0.19)	(0.43)

Net Asset Value, End of Period	$12.01	$11.15	$11.43		$10.32	$8.47

Total Return (%) (c)	12.85	1.06	12.24		24.89	(25.06)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.57	0.57	0.58		0.65	0.78 (d)
Ratio of net expenses to average net assets (%) (e)(f)	0.57	0.57	0.58		0.62	0.75
Ratio of net investment income to average net assets (%) (g)	2.64	2.79	3.49		3.63	2.64
Portfolio turnover rate (%)	39	36	33		22	166
Net assets, end of period (in millions)	$2,879.1	$2,600.5	$1,926.7		$739.6	$172.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010		2009	2008
Net Asset Value, Beginning of Period	$11.17	$11.44	$10.32		$8.47	$11.77

Income (Loss) from Investment Operations
Net investment income (a)	0.32	0.32	0.35		0.33	0.31
Net realized and unrealized gain (loss) on investments	1.09	(0.17)	0.91		1.72	(3.16)

Total from investment operations	1.41	0.15	1.26		2.05	(2.85)

Less Distributions
Distributions from net investment income	(0.29)	(0.20)	(0.14)		(0.20)	(0.21)
Distributions from net realized capital gains	(0.26)	(0.22)	(0.00	)(b)	0.00	(0.24)

Total distributions	(0.55)	(0.42)	(0.14)		(0.20)	(0.45)

Net Asset Value, End of Period	$12.03	$11.17	$11.44		$10.32	$8.47

Total Return (%) (c)	12.91	1.17	12.34		24.99	(25.01)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.47	0.47	0.48		0.55	0.68 (d)
Ratio of net expenses to average net assets (%) (e)(f)	0.47	0.47	0.48		0.52	0.65
Ratio of net investment income to average net assets (%) (g)	2.76	2.85	3.35		3.59	3.09
Portfolio turnover rate (%)	39	36	33		22	166
Net assets, end of period (in millions)	$10.9	$9.1	$7.8		$4.8	$2.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Excludes effect of deferred expense reimbursement.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital gain dividend reclass. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MIST-10

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one of more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with SSgA Funds Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio. The Subadviser is an affiliate of State Street Bank and Trust Company, the administrator and custodian of the Trust.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$8,645,962	0.330%	First $500 Million
	0.300%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the

MIST-11

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$1,175,593,880	$—	$1,081,268,201

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio or the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio or the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying ETFs in which it invests.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2012 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
SPDR Barclays High Yield Bond ETF	7,417,410	4,182,000	(2,365,600)	9,233,810
SPDR Dow Jones International Real Estate ETF	1,633,598	1,909,800	(2,505,700)	1,037,698
SPDR Gold Trust	255,600	248,400	(255,600)	248,400
SPDR S&P 500 ETF Trust	6,278,400	155,800	(851,400)	5,582,800
SPDR S&P Dividend ETF	3,880,400	50,900	(1,464,700)	2,466,600

MIST-12

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Underlying ETF/Security	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
SPDR S&P International Small Cap ETF	2,103,423	114,400	(100,200)	2,117,623
SPDR S&P MidCap 400 ETF Trust	—	165,800	—	165,800
State Street Navigator Securities Lending Prime Portfolio	384,383,855	9,435,414,789	(9,148,170,050)	671,628,594

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Income from Affiliated Investments	Ending Value as of December 31, 2012
SPDR Barclays High Yield Bond ETF	$(2,327,379)	$—	$24,393,954	$375,816,067
SPDR Dow Jones International Real Estate ETF	2,754,423	—	1,641,677	42,908,812
SPDR Gold Trust	7,692,251	—	—	40,243,284
SPDR S&P 500 ETF Trust	31,667,297	—	17,205,717	795,660,656
SPDR S&P Dividend ETF	10,909,301	—	3,995,977	143,457,456
SPDR S&P International Small Cap ETF	256,249	—	573,198	60,246,375
SPDR S&P MidCap 400 ETF Trust	—	—	183,217	30,790,718
State Street Navigator Securities Lending Prime Portfolio	—	—	2,580,556	671,628,594

	$50,952,142	$—	$50,574,296	$2,160,751,962

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$79,161,949	$52,495,122	$50,914,137	$32,483,668	$130,076,086	$84,978,790

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Post October Loss Deferrals	Total
$85,460,519	$59,919,810	$199,687,912	$—	$345,068,241

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-13

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSgA Growth and Income ETF Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SSgA Growth and Income ETF Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSgA Growth and Income ETF Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-14

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-15

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-16

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the SSgA Growth and Income ETF Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-17

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-18

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the SSgA Growth and Income ETF Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the one-, three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the SSgA Growth and Income ETF Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With

MIST-19

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the SSgA Growth and Income ETF Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser and the sub-advisory fee to be paid to the Sub-Adviser for the SSgA Growth and Income ETF Portfolio and concluded that the advisory fee to be paid to the Adviser and the sub-advisory fee to be paid to the Sub-Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative

MIST-20

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of, the services provided pursuant to the advisory agreements and the sub-advisory agreements for the underlying funds in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-21

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-22

Met Investors Series Trust

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2012, the Class A, B, and E shares of the SSgA Growth ETF Portfolio returned 15.32%, 15.03%, and 15.12%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 16.13% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Perhaps the single biggest lesson of 2012 was the ultimate equanimity of financial markets amid a vast and disconcerting array of global challenges. Asset prices fluctuated as they always do, but the amplitude of their gyrations ebbed remarkably over the course of the year, even in the face of daunting political, economic, and financial risks. The final result was a compelling worldwide set of double-digit equity returns and a laggard but still solid year for bonds. Major credit for the gains certainly seemed to be due to central bankers, particularly Mario Draghi of the European Central Bank, whose open-ended pledge of financial support to sovereigns sparked a watershed sentiment reversal in the eurozone. But the U.S. Federal Reserve, the Bank of England, and most recently the Bank of Japan, have all indicated greater willingness to continue with aggressive policies until economic prospects improve. As years elapse, questions regarding the utility of their accommodative tastes may grow louder, but as we close out 2012, their capacity to enforce financial stability continued to enjoy considerable respect.

Ultimately, a year that endured repeated threats of eurozone rupture, frequently violent unrest across the Middle East, and escalating political rancor in the U.S., produced the best relative performance of stocks over bonds since 2009. As the year drew to a close, risk appetites had clearly shifted to overseas markets. Emerging equity markets faired best, as steady fourth quarter inflows helped deliver an attractive 18.2% for the year in the MSCI Emerging Markets (EM) Index. Strong second half of the year performance in Europe also helped boost returns of developed markets outside of the United States, as the MSCI EAFE (EAFE) Index enjoyed a 17.32% return. Conversely, while debates around the fiscal cliff helped weigh down U.S. equity markets in the final months of 2012, the multi-cap S&P 1500 Index still was able to return an admirable 16.17% for the year.

Nonetheless, the aforementioned returns of global equity markets did little to derail the continued positive performance in fixed income markets. One reason that benchmark bond issues did not sell off more sharply was likely the uninspiring tone of many growth indicators. Although cyclical themes seemed to be gaining traction in the global equity markets, with sectors like housing and autos performing strongly in the second half of 2012, ample spare capacity suggested little threat of inflation. Employment conditions may have been improving slowly in the U.S., but they have continued to struggle in much of Europe. While the Purchasing Managers Index stabilized in recent months, it was unable to manage an aggressive foray into the territory north of 50 that signals economic expansion. Moreover, perhaps the most prominent support for bond prices comes from the major central banks. Over and above the various flavors of quantitative easing currently in force, the maintenance of low interest rates keeps informal limits on the term structure of government yield curves. Amid this backdrop, the Barclay’s U.S. Aggregate index was able to return a respectable 4.2%. Likewise, continued risk appetites and abundant liquidity helped investment grade corporate and high yield issues to high single digit and double digit returns.

The environment remained favorable for Real Estate Investment Trusts (“REIT”s), as low yield levels and friendly financial conditions kept REIT dividends appealing, while hints of global economic resilience eased worries about potential slowing in occupancy trends. These results lifted the REIT Index to a 17.1% return for 2012 as a whole and allowed the REITs to take back leadership honors from the S&P 500. More impressively, the non-U.S. counterpart of the U.S. Select REIT Index only suffered a single down month in 2012. A rough patch occurred in May, when European bond markets were entering a new phase of disarray, but it could not prevent REITs outside the U.S. from scoring positive returns in each quarter of 2012 to achieve a full-year gain of more than 40%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

As referenced earlier, 2012 marked a decided predisposition in risk appetite that helped spur double digit returns in most major equity indices. The end result was portfolio performance that, in absolute terms, produced a 15.32% gain for the full year—which outperformed the performance of the Portfolio’s custom benchmark. From an attribution perspective, tactical asset allocation decisions contributed favorably to performance while the ETFs generally performed in line with their respective benchmarks.

While our tactical positioning was varied throughout the year, much of the performance benefit was earned by our positioning within different asset classes. The largest contributor to positive performance was the relative underweight of fixed income securities against the rest of the Portfolio. Positive performance was also generated from the positioning within fixed income, where shorter duration government bonds were underweighted in favor on longer duration investment grade credit and high yield bonds. In equities, the Portfolio benefited from an overweight to international and U.S. REITs as well as an increased European overweight in the fourth quarter of 2012.

The Portfolio’s performance was impacted most negatively by tactical positions in gold and high dividend equities. While both positions were designed to offer diversification and provide a modicum of protection in more volatile markets over the long term, in 2012 both positions trailed the double digit returns produced by the rest of the Portfolio. Our holdings in gold ranged between 2 – 3% throughout most of the year. However, returns over that time were just below 7%, more than 8% below the return of the Portfolio. Our positioning in dividend stocks impacted the Portfolio less negatively, as returns of dividend stocks were near 11.5%. Additionally, since ETFs

MIST-1

Met Investors Series Trust

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

are priced by the market rather than by the value of their underlying securities (the Net Asset Value or NAV), there is often a small positive or negative impact on performance due to the supply and demand for that ETF. During 2012 there was a discount on the underlying ETFs held by the Portfolio that had a modestly negative impact on performance.

Dan Farley

Chris Goolgasian

Tim Furbush

Portfolio Managers

SSgA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

SSgA Growth ETF Portfolio

SSgA GROWTH ETF PORTFOLIO MANAGED BY

SSgA FUNDS MANAGEMENT, INC. VS. MSCI ACWI (ALL COUNTRY WORLD INDEX)1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[3]
SSgA Growth ETF Portfolio
Class A	15.32	2.40	3.76
Class B	15.03	2.15	4.38
Class E	15.12	2.25	3.60
MSCI ACWI (All Country World Index)[1]	16.13	-1.16	3.87

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class B shares is 10/3/2005. Inception of Class A and Class E shares is 5/1/2006. Index returns are based on an inception date of 10/3/2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	32.0
iShares MSCI EAFE Index Fund	17.5
SPDR Barclays High Yield Bond ETF	7.8
Vanguard MSCI Emerging Markets ETF	6.2
iShares iBoxx $ Investment Grade Corporate Bond Fund	5.3
SPDR S&P Dividend ETF	4.9
iShares Core S&P SmallCap ETF	4.6
SPDR S&P MidCap 400 ETF Trust	4.1
Vanguard MSCI European ETF	3.0
SPDR S&P International Small Cap ETF	3.0

MIST-3

Met Investors Series Trust

SSgA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSgA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.34%	$1,000.00	$1,083.60	$1.78
	Hypothetical*	0.34%	$1,000.00	$1,023.43	$1.73

Class B(a)	Actual	0.59%	$1,000.00	$1,083.10	$3.09
	Hypothetical*	0.59%	$1,000.00	$1,022.17	$3.00

Class E(a)	Actual	0.49%	$1,000.00	$1,082.90	$2.57
	Hypothetical*	0.49%	$1,000.00	$1,022.67	$2.49

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

SSgA Growth ETF Portfolio

Schedule of Investments as of December 31, 2012

Investment Company Securities—97.4% of Net Assets

Security Description	Shares	Value
iShares Core S&P Small-Cap ETF (a)	501,100	$39,191,031
iShares Gold Trust (a) (b)	186,200	3,029,474
iShares iBoxx $ Investment Grade Corporate Bond Fund (a)	373,600	45,201,864
iShares MSCI Canada Index Fund (a)	626,500	17,792,600
iShares MSCI EAFE Index Fund (a)	2,633,500	149,635,470
SPDR Barclays High Yield Bond ETF (a) (c)	1,638,600	66,691,020
SPDR Dow Jones International Real Estate ETF (a) (c)	301,500	12,467,025
SPDR Gold Trust (b) (c)	81,400	13,187,614
SPDR S&P 500 ETF Trust (a) (c)	1,916,800	273,182,336
SPDR S&P Dividend ETF (a) (c)	716,600	41,677,456
SPDR S&P International Small Cap ETF (c)	903,600	25,707,420
SPDR S&P MidCap 400 ETF Trust (a) (c)	186,400	34,616,344
Vanguard MSCI Emerging Markets ETF	1,185,300	52,781,409
Vanguard MSCI European ETF	530,200	25,894,968
Vanguard REIT ETF (a)	322,000	21,187,600
Vanguard Total Bond Market ETF (a)	99,000	8,318,970

Total Investment Company Securities (Cost $743,847,571)		830,562,601

Short-Term Investments—14.4%

Mutual Funds—14.4%
AIM STIT-STIC Prime Portfolio	17,316,488	17,316,488
State Street Navigator Securities Lending Prime Portfolio (c) (d)	105,082,745	105,082,745

Total Short-Term Investments (Cost $122,399,233)		122,399,233

Total Investments—111.8% (Cost $866,246,804) (e)		952,961,834
Other assets and liabilities (net)—(11.8)%		(100,273,852)

Net Assets—100.0%		$852,687,982

(a)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $104,354,109 and the collateral received consisted of cash in the amount of $105,082,745. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $874,967,438. The aggregate unrealized appreciation and depreciation of investments were $78,914,295 and $(919,899), respectively, resulting in net unrealized appreciation of $77,994,396 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

SSgA Growth ETF Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Investment Company Securities	$830,562,601	$—	$—	$830,562,601
Total Short-Term Investments*	122,399,233	—	—	122,399,233
Total Investments	$952,961,834	$—	$—	$952,961,834

Collateral for securities loaned (Liability)	$—	$(105,082,745)	$—	$(105,082,745)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSgA Growth ETF Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$380,349,874
Affiliated investments at value (c)(d)		572,611,960
Cash		41,735
Receivable for fund shares sold		1,664,412
Dividends receivable		3,944,764
Interest receivable		435
Other assets		1,864

Total Assets		958,615,044

Liabilities
Payables for:
Fund shares redeemed	$312,625
Collateral for securities loaned	105,082,745
Accrued Expenses:
Management fees	227,100
Distribution and service fees— Class B	174,056
Distribution and service fees— Class E	879
Administration fees	3,666
Custodian and accounting fees	5,634
Deferred trustees’ fees	35,625
Other expenses	84,732

Total Liabilities		105,927,062

Net Assets		$852,687,982

Net assets represented by
Paid in surplus		$722,109,287
Accumulated net realized gain		24,447,907
Unrealized appreciation on investments and affiliated investments		86,715,030
Undistributed net investment income		19,415,758

Net Assets		$852,687,982

Net Assets
Class A		$15,092,065
Class B		830,606,217
Class E		6,989,700
Capital Shares Outstanding*
Class A		1,294,810
Class B		71,629,407
Class E		601,560
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$11.66
Class B		11.60
Class E		11.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $360,115,208.
(b)	Includes securities loaned at value of $58,374,305.
(c)	Identified cost of affiliated investments was $506,131,596.
(d)	Includes securities loaned at value of $45,979,804.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends from Underlying ETFs		$11,511,737
Dividends from affiliated investments		12,151,965
Interest		14,797
Securities lending income from affiliated investments		654,749

Total investment income		24,333,248
Expenses
Management fees	$2,642,366
Administration fees	22,000
Custodian and accounting fees	31,841
Distribution and service fees—Class B	2,029,290
Distribution and service fees—Class E	9,927
Audit and tax services	34,798
Legal	28,327
Trustees’ fees and expenses	28,816
Shareholder reporting	72,016
Insurance	2,090
Miscellaneous	11,312

Total expenses	4,912,783

Net Investment Income		19,420,465

Net Realized and Unrealized Gain
Net realized gain on:
Investments		4,592,912
Affiliated investments		26,987,226
Capital gain distributions received from Underlying ETFs		53,321

Net realized gain		31,633,459

Net change in unrealized appreciation on:
Investments		35,196,149
Affiliated investments		27,067,582

Net change in unrealized appreciation		62,263,731

Net realized and unrealized gain		93,897,190

Net Increase in Net Assets From Operations		$113,317,655

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSgA Growth ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$19,420,465	$16,509,578
Net realized gain	31,633,459	32,241,457
Net change in unrealized appreciation (depreciation)	62,263,731	(67,547,538)

Net increase (decrease) in net assets resulting from operations	113,317,655	(18,796,503)

Distributions to Shareholders
From net investment income
Class A	(250,294)	(152,949)
Class B	(15,804,160)	(11,574,204)
Class E	(133,075)	(90,327)
From net realized capital gains
Class A	(419,693)	—
Class B	(29,581,235)	—
Class E	(237,508)	—

Net decrease in net assets resulting from distributions	(46,425,965)	(11,817,480)

Net increase in net assets from capital share transactions	20,262,238	132,589,910

Net Increase in Net Assets	87,153,928	101,975,927

Net Assets
Net assets at beginning of period	765,534,054	663,558,127

Net assets at end of period	$852,687,982	$765,534,054

Undistributed net investment income at end of period	$19,415,758	$16,437,009

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	442,966	$4,966,476	490,518	$5,446,949
Reinvestments	61,411	669,987	13,254	152,949
Redemptions	(148,395)	(1,665,760)	(238,999)	(2,615,901)

Net increase	355,982	$3,970,703	264,773	$2,983,997

Class B
Sales	10,550,272	$117,533,529	20,865,385	$231,101,476
Reinvestments	4,175,289	45,385,395	1,005,578	11,574,204
Redemptions	(13,313,585)	(147,085,678)	(10,458,746)	(114,194,304)

Net increase	1,411,976	$15,833,246	11,412,217	$128,481,376

Class E
Sales	157,916	$1,760,279	274,927	$3,054,493
Reinvestments	34,061	370,583	7,841	90,327
Redemptions	(150,844)	(1,672,573)	(183,257)	(2,020,283)

Net increase	41,133	$458,289	99,511	$1,124,537

Increase derived from capital shares transactions		$20,262,238		$132,589,910

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSgA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.72	$11.11	$9.87	$7.81	$12.09

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.28	0.28	0.28	0.24
Net realized and unrealized gain (loss) on investments	1.30	(0.47)	1.13	1.96	(4.09)

Total from investment operations	1.60	(0.19)	1.41	2.24	(3.85)

Less Distributions
Distributions from net investment income	(0.25)	(0.20)	(0.17)	(0.18)	(0.19)
Distributions from net realized capital gains	(0.41)	0.00	0.00	0.00	(0.24)

Total distributions	(0.66)	(0.20)	(0.17)	(0.18)	(0.43)

Net Asset Value, End of Period	$11.66	$10.72	$11.11	$9.87	$7.81

Total Return (%) (b)	15.32	(1.87)	14.37	29.51	(32.84)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.35	0.35	0.36	0.43	0.52 (c)
Ratio of net expenses to average net assets (%) (d)(e)	0.35	0.35	0.36	0.40	0.50
Ratio of net investment income to average net assets (%) (f)	2.72	2.51	2.77	3.20	2.35
Portfolio turnover rate (%)	43	35	37	23	140
Net assets, end of period (in millions)	$15.1	$10.1	$7.5	$4.4	$1.0

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.67	$11.07	$9.84	$7.79	$12.06

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.24	0.25	0.23	0.20
Net realized and unrealized gain (loss) on investments	1.30	(0.46)	1.13	1.98	(4.07)

Total from investment operations	1.56	(0.22)	1.38	2.21	(3.87)

Less Distributions
Distributions from net investment income	(0.22)	(0.18)	(0.15)	(0.16)	(0.16)
Distributions from net realized capital gains	(0.41)	0.00	0.00	0.00	(0.24)

Total distributions	(0.63)	(0.18)	(0.15)	(0.16)	(0.40)

Net Asset Value, End of Period	$11.60	$10.67	$11.07	$9.84	$7.79

Total Return (%) (b)	15.03	(2.13)	14.15	29.10	(32.97)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.60	0.60	0.61	0.68	0.77 (c)
Ratio of net expenses to average net assets (%) (d)(e)	0.60	0.60	0.61	0.65	0.75
Ratio of net investment income to average net assets (%) (f)	2.33	2.20	2.47	2.70	1.99
Portfolio turnover rate (%)	43	35	37	23	140
Net assets, end of period (in millions)	$830.6	$749.5	$651.0	$422.9	$153.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSgA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.69	$11.08	$9.85	$7.79	$12.07

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.27	0.25	0.23	0.23
Net realized and unrealized gain (loss) on investments	1.30	(0.48)	1.13	2.00	(4.09)

Total from investment operations	1.57	(0.21)	1.38	2.23	(3.86)

Less Distributions
Distributions from net investment income	(0.23)	(0.18)	(0.15)	(0.17)	(0.18)
Distributions from net realized capital gains	(0.41)	0.00	0.00	0.00	(0.24)

Total distributions	(0.64)	(0.18)	(0.15)	(0.17)	(0.42)

Net Asset Value, End of Period	$11.62	$10.69	$11.08	$9.85	$7.79

Total Return (%) (b)	15.12	(1.99)	14.17	29.35	(32.91)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.50	0.50	0.51	0.58	0.67 (c)
Ratio of net expenses to average net assets (%) (d)(e)	0.50	0.50	0.51	0.55	0.65
Ratio of net investment income to average net assets (%) (f)	2.45	2.34	2.44	2.71	2.28
Portfolio turnover rate (%)	43	35	37	23	140
Net assets, end of period (in millions)	$7.0	$6.0	$5.1	$4.2	$2.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Excludes effect of deferred expense reimbursement.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to, capital gain dividend reclass. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MIST-11

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one of more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with SSgA Funds Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio. The Subadviser is an affiliate of State Street Bank and Trust Company, the administrator and custodian of the Trust.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$2,642,366	0.330%	First $500 Million
	0.300%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and

MIST-12

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$347,771,370	$—	$345,446,501

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio or the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio or the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying ETFs in which it invests.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2012 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
SPDR Barclays High Yield Bond ETF	1,192,400	1,170,600	(724,400)	1,638,600
SPDR Dow Jones International Real Estate ETF	447,900	587,400	(733,800)	301,500
SPDR Gold Trust	105,700	71,900	(96,200)	81,400
SPDR S&P 500 ETF Trust	2,160,500	136,300	(380,000)	1,916,800
SPDR S&P Dividend ETF	1,153,600	42,400	(479,400)	716,600
SPDR S&P International Small Cap ETF	859,100	120,300	(75,800)	903,600
SPDR S&P MidCap 400 ETF Trust	144,400	45,900	(3,900)	186,400
State Street Navigator Securities Lending Prime Portfolio	84,981,063	2,728,040,193	(2,707,938,511)	105,082,745

MIST-13

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Income from Affiliated Investments	Ending Value as of December 31, 2012
SPDR Barclays High Yield Bond ETF	$(1,060,572)	$—	$4,011,925	$66,691,020
SPDR Dow Jones International Real Estate ETF	740,721	—	482,949	12,467,025
SPDR Gold Trust	3,944,962	—	—	13,187,614
SPDR S&P 500 ETF Trust	19,415,023	—	5,915,321	273,182,336
SPDR S&P Dividend ETF	3,045,539	—	1,173,522	41,677,456
SPDR S&P International Small Cap ETF	810,749	—	252,978	25,707,420
SPDR S&P MidCap 400 ETF Trust	90,804	—	315,270	34,616,344
State Street Navigator Securities Lending Prime Portfolio	—	—	654,749	105,082,745

	$26,987,226	$—	$12,806,714	$572,611,960

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$19,010,744	$11,817,480	$27,415,221	$—	$46,425,965	$11,817,480

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total
$22,839,595	$29,780,330	$77,994,396	$130,614,321

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-14

Met Investors Series Trust

SSgA Growth ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSgA Growth ETF Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SSgA Growth ETF Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSgA Growth ETF Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-15

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-17

Met Investors Series Trust

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the SSgA Growth ETF Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-18

Met Investors Series Trust

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-19

Met Investors Series Trust

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the SSgA Growth ETF Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2012, and underperformed the median of its Performance Universe for the five-year period ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and five-year periods ended June 30, 2012, and outperformed its Lipper Index for the three-year period ended June 30, 2012. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the one-, three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the SSgA Growth ETF Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-Advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited

MIST-20

Met Investors Series Trust

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the SSgA Growth ETF Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser and the sub-advisory fee to be paid to the Sub-Adviser for the SSgA Growth ETF Portfolio and concluded that the advisory fee to be paid to the Adviser and the sub-advisory fee to be paid to the

MIST-21

Met Investors Series Trust

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Sub-Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements and the sub-advisory agreements for the underlying funds in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-22

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-23

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the T. Rowe Price Large Cap Value Portfolio returned 18.27% and 17.98%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 17.51% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Major U.S. stock market indexes produced solid returns in 2012, despite muted U.S. economic growth, a eurozone recession and sovereign debt crisis, and a slowdown in emerging economies. Domestic equities were supported by strong U.S. corporate earnings—though the year-over-year earnings growth rate has been slowing—and actions by central banks around the world to reduce or suppress interest rates in hopes of stimulating growth. Large-cap domestic stocks surrendered some of their earlier gains in the fourth quarter amid uncertainty about the November elections and U.S. fiscal policy after 2012. As measured by various Russell indexes, mid- and small-cap shares narrowly surpassed their large-cap counterparts, and value stocks outperformed growth stocks across all market capitalizations.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio turned in positive results and outpaced its benchmark. Strong stock selection drove outperformance, while group weightings detracted on balance.

Stock selection in the Financials sector was the greatest contributor to relative results, though an unfavorable underweight offset some of the benefit. Shares of Weyerhauser Co. rose over the year as the U.S. housing market started to show signs of recovery. Weyerhauser’s status as a real estate investment trust also makes it attractive for yield in a low interest rate environment. Bank of America Inc. benefitted from improving credit and tackled its long-term debt, reducing interest expenses. Overall, the sector is economically sensitive and has been under pressure since the financial crisis.

Portfolio stock picks were also effective in the Industrials arena. Increased crude oil production from shale and oil sands drove earnings growth for Canadian Pacific Railway Ltd. (Canada). Shares of Ingersoll-Rand Plc (Ireland) rose early in the year when Nelson Peltz’s Trian Fund Management established a stake in the company and announced it would seek ways to maximize value for shareholders.

Weak stock selection in the Energy sector pulled down relative returns, as did a detrimental underweight to the group. Newfield Exploration Co. reported strong drilling results for the year, but disappointed the market by announcing international volumes will be down for 2013, hampering growth. Shares of Oilfield Services company Baker Hughes Inc. were pressured by concerns about global economic growth and weak fourth-quarter North American margins stemming from pressure pumping pricing and supply chain constraints. In this sector, we generally seek companies with access to reliable, high-quality energy sources and solid production growth.

Information Technology holdings were also ineffective for the Portfolio. Dell Inc. announced weaker-than-anticipated third-quarter earnings driven by declining personal computer (“PC”) sales ahead of the launch of Windows 8. The company’s PC business is challenged, but in recent years it has moved more into software and services, which offer higher margins. The company also paid its first dividend during the fourth quarter.

The Portfolio ended the year underweight the benchmark among Financials, Health Care, Telecommunication Services, Utilities, Consumer Staples, and Energy companies. The Portfolio was overweight in the Industrials, Materials, Consumer Discretionary, and Information Technology sectors.

John D. Linehan, CFA, MBA

Brian C. Rogers, CFA, MBA, CIC

Mark S. Finn, CFA, CPA

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

T. ROWE PRICE LARGE CAP VALUE PORTFOLIO MANAGED BY

T. ROWE PRICE ASSOCIATES, INC. VS. RUSSELL 1000 VALUE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Value Portfolio
Class A	18.27	0.22	6.66
Class B	17.98	-0.02	6.39
Russell 1000 Value Index[1]	17.51	0.59	7.38

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	3.2
Chevron Corp.	2.9
Pfizer, Inc.	2.9
Exxon Mobil Corp.	2.7
AT&T, Inc.	2.4
Merck & Co., Inc.	2.3
Bank of America Corp.	2.2
Microsoft Corp.	2.1
Time Warner Cable, Inc.	2.1
General Electric Co.	2.1

Top Sectors

% of Market Value of Total Investments
Financials	22.6
Industrials	16.2
Energy	13.6
Health Care	10.8
Consumer Discretionary	10.7
Information Technology	7.2
Consumer Staples	5.2
Utilities	4.7
Materials	4.0
Cash & Cash Equivalents	2.6

MIST-2

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.57%	$1,000.00	$1,107.50	$3.02
	Hypothetical*	0.57%	$1,000.00	$1,022.27	$2.90

Class B(a)	Actual	0.82%	$1,000.00	$1,106.20	$4.34
	Hypothetical*	0.82%	$1,000.00	$1,021.01	$4.17

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—97.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.9%
Boeing Co. (The)	281,000	$21,176,160
Honeywell International, Inc.	466,000	29,577,020
Lockheed Martin Corp.	167,000	15,412,430
Raytheon Co.	480,000	27,628,800
United Technologies Corp.	594,000	48,713,940

		142,508,350

Airlines—1.7%
Southwest Airlines Co.	4,820,000	49,356,800

Automobiles—1.7%
General Motors Co. (a)	1,675,000	48,290,250

Beverages—1.2%
PepsiCo, Inc.	516,000	35,309,880

Biotechnology—1.1%
Amgen, Inc.	386,000	33,319,520

Capital Markets—4.6%
Ameriprise Financial, Inc.	327,000	20,480,010
Charles Schwab Corp. (The)	1,535,000	22,042,600
Goldman Sachs Group, Inc. (The)	118,000	15,052,080
Invesco, Ltd.	945,000	24,655,050
Morgan Stanley	2,790,000	53,344,800

		135,574,540

Chemicals—0.9%
Celanese Corp. - Series A	595,000	26,495,350

Commercial Banks—4.0%
Fifth Third Bancorp.	1,670,000	25,367,300
PNC Financial Services Group, Inc.	363,000	21,166,530
U.S. Bancorp.	1,230,000	39,286,200
Wells Fargo & Co.	920,000	31,445,600

		117,265,630

Communications Equipment—1.4%
Cisco Systems, Inc.	2,010,000	39,496,500

Computers & Peripherals—1.1%
Dell, Inc.	3,030,000	30,693,900

Construction Materials—0.9%
Vulcan Materials Co.	494,000	25,712,700

Consumer Finance—2.0%
American Express Co.	655,000	37,649,400
SLM Corp.	1,290,000	22,097,700

		59,747,100

Diversified Financial Services—5.4%
Bank of America Corp.	5,490,000	63,684,000
JPMorgan Chase & Co.	2,150,000	94,535,500

		158,219,500

Diversified Telecommunication Services—2.4%
AT&T, Inc.	2,080,000	$70,116,800

Electric Utilities—2.4%
Entergy Corp.	580,000	36,975,000
Exelon Corp.	1,085,000	32,267,900

		69,242,900

Electrical Equipment—0.7%
Emerson Electric Co.	364,000	19,277,440

Electronic Equipment, Instruments & Components—0.7%
TE Connectivity, Ltd.	560,000	20,787,200

Energy Equipment & Services—1.1%
Baker Hughes, Inc.	625,000	25,525,000
Schlumberger, Ltd.	95,000	6,582,550

		32,107,550

Food & Staples Retailing—0.7%
Wal-Mart Stores, Inc.	290,000	19,786,700

Food Products—0.9%
Kellogg Co.	488,000	27,254,800

Health Care Equipment & Supplies—1.3%
Covidien plc	671,000	38,743,540

Household Products—1.8%
Procter & Gamble Co. (The)	775,000	52,614,750

Independent Power Producers & Energy Traders—2.3%
AES Corp. (The)	2,422,000	25,915,400
NRG Energy, Inc.	1,855,000	42,646,450

		68,561,850

Industrial Conglomerates—3.9%
3M Co.	579,000	53,760,150
General Electric Co.	2,910,000	61,080,900

		114,841,050

Insurance—4.4%
Allstate Corp. (The)	925,000	37,157,250
Marsh & McLennan Cos., Inc.	1,505,000	51,877,350
Sun Life Financial, Inc.	430,000	11,407,900
XL Group plc	1,140,000	28,568,400

		129,010,900

IT Services—1.4%
International Business Machines Corp.	107,500	20,591,625
Western Union Co. (The)	1,399,000	19,040,390

		39,632,015

Life Sciences Tools & Services—1.2%
Thermo Fisher Scientific, Inc.	560,000	35,716,800

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—1.6%
Illinois Tool Works, Inc.	405,000	$24,628,050
Ingersoll-Rand plc	453,000	21,725,880

		46,353,930

Media—6.0%
Cablevision Systems Corp. - Class A (b)	855,000	12,773,700
Comcast Corp. - Class A	850,000	31,773,000
Liberty Media Corp. - Liberty Capital - Class A (a)	79,000	9,164,790
Madison Square Garden Co. (The) - Class A (a)	225,000	9,978,750
Time Warner Cable, Inc.	637,000	61,910,030
Time Warner, Inc.	1,055,000	50,460,650

		176,060,920

Metals & Mining—0.5%
Nucor Corp.	331,000	14,292,580

Multiline Retail—1.3%
Kohl’s Corp. (b)	907,000	38,982,860

Oil, Gas & Consumable Fuels—12.4%
Apache Corp.	194,000	15,229,000
Chevron Corp.	783,500	84,727,690
CONSOL Energy, Inc. (b)	683,400	21,937,140
EQT Corp.	379,000	22,353,420
Exxon Mobil Corp.	911,000	78,847,050
Hess Corp.	519,000	27,486,240
Murphy Oil Corp. (b)	342,000	20,366,100
Newfield Exploration Co. (a)	755,000	20,218,900
Royal Dutch Shell plc (ADR)	530,000	36,543,500
Spectra Energy Corp.	1,310,000	35,867,800

		363,576,840

Paper & Forest Products—1.7%
International Paper Co.	1,220,000	48,604,800

Personal Products—0.6%
Avon Products, Inc.	1,120,000	16,083,200

Pharmaceuticals—7.1%
Johnson & Johnson	791,000	55,449,100
Merck & Co., Inc.	1,674,000	68,533,560
Pfizer, Inc.	3,345,000	83,892,600

		207,875,260

Real Estate Investment Trusts—1.3%
Weyerhaeuser Co.	1,390,000	38,669,800

Real Estate Management & Development—0.7%
St. Joe Co. (The) (a) (b)	830,000	19,156,400

Road & Rail—3.4%
Canadian Pacific Railway, Ltd. (b)	419,500	42,629,590
Union Pacific Corp.	458,500	57,642,620

		100,272,210

Semiconductors & Semiconductor Equipment—0.5%
Texas Instruments, Inc.	518,000	$16,026,920

Software—2.1%
Microsoft Corp.	2,330,000	62,280,900

Specialty Retail—1.7%
Lowe’s Cos., Inc.	1,370,000	48,662,400

Total Common Stocks (Cost $2,645,881,623)		2,836,583,335

Short-Term Investments—5.8%

Mutual Funds—5.8%
State Street Navigator Securities Lending Prime Portfolio (c)	93,095,017	93,095,017
T. Rowe Price Government Reserve Investment Fund (d)	75,363,231	75,363,231

Total Short-Term Investments (Cost $168,458,248)		168,458,248

Total Investments—102.8% (Cost $2,814,339,871) (e)		3,005,041,583
Other assets and liabilities (net)—(2.8)%		(81,914,227)

Net Assets—100.0%		$2,923,127,356

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $91,924,811 and the collateral received consisted of cash in the amount of $93,095,017. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $2,830,357,543. The aggregate unrealized appreciation and depreciation of investments were $316,898,946 and $(142,214,906), respectively, resulting in net unrealized appreciation of $174,684,040 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,836,583,335	$—	$—	$2,836,583,335
Total Short-Term Investments*	168,458,248	—	—	168,458,248
Total Investments	$3,005,041,583	$—	$—	$3,005,041,583

Collateral for securities loaned (Liability)	$—	$(93,095,017)	$—	$(93,095,017)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$2,929,678,352
Affiliated investments at value (c)		75,363,231
Cash		130,565
Receivable for investments sold		11,545,262
Receivable for fund shares sold		82,597
Dividends receivable		3,341,633
Dividends receivable on affiliated investments		10,448
Other assets		5,812

Total Assets		3,020,157,900

Liabilities
Payables for:
Investments purchased	$653,701
Fund shares redeemed	1,504,338
Collateral for securities loaned	93,095,017
Accrued Expenses:
Management fees	1,338,983
Distribution and service fees— Class B	190,912
Administration fees	14,072
Custodian and accounting fees	29,708
Deferred trustees’ fees	35,625
Other expenses	168,188

Total Liabilities		97,030,544

Net Assets		$2,923,127,356

Net assets represented by
Paid in surplus		$3,191,521,790
Accumulated net realized loss		(515,776,817)
Unrealized appreciation on investments and foreign currency transactions		190,701,661
Undistributed net investment income		56,680,722

Net Assets		$2,923,127,356

Net Assets
Class A		$2,019,071,129
Class B		904,056,227
Capital Shares Outstanding*
Class A		82,679,657
Class B		37,249,846
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$24.42
Class B		24.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,738,976,640.
(b)	Includes securities loaned at value of $91,924,811.
(c)	Identified cost of affiliated investments was $75,363,231.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$75,752,401
Dividends from affiliated investments		36,648
Securities lending income		952,645

Total investment income		76,741,694
Expenses
Management fees	$16,673,606
Administration fees	80,589
Custodian and accounting fees	194,393
Distribution and service fees—Class B	2,263,903
Audit and tax services	36,123
Legal	29,546
Trustees’ fees and expenses	28,816
Shareholder reporting	218,025
Insurance	6,962
Miscellaneous	11,441

Total expenses	19,543,404
Less management fee waiver	(795,338)
Less broker commission recapture	(27,120)

Net expenses	18,720,946

Net Investment Income		58,020,748

Net Realized and Unrealized Gain
Net realized gain on:
Investments		9,473,623
Foreign currency transactions		3,094

Net realized gain		9,476,717

Net change in unrealized appreciation (depreciation) on:
Investments		420,125,189
Foreign currency transactions		(849)

Net change in unrealized appreciation		420,124,340

Net realized and unrealized gain		429,601,057

Net Increase in Net Assets From Operations		$487,621,805

(a)	Net of foreign withholding taxes of $627,539.

MIST-7

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$58,020,748	$48,162,398
Net realized gain	9,476,717	499,483,804
Net change in unrealized appreciation (depreciation)	420,124,340	(714,271,415)

Net increase (decrease) in net assets resulting from operations	487,621,805	(166,625,213)

Distributions to Shareholders
From net investment income
Class A	(34,291,754)	(10,607,585)
Class B	(13,047,031)	(6,073,407)

Net decrease in net assets resulting from distributions	(47,338,785)	(16,680,992)

Net increase (decrease) in net assets from capital share transactions	(323,336,976)	709,363,633

Net Increase in Net Assets	116,946,044	526,057,428

Net Assets
Net assets at beginning of period	2,806,181,312	2,280,123,884

Net assets at end of period	$2,923,127,356	$2,806,181,312

Undistributed net investment income at end of period	$56,680,722	$47,998,692

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	1,067,434	$23,688,948	40,714,912	$939,538,330
Reinvestments	1,542,589	34,291,754	465,449	10,607,585
Redemptions	(11,473,969)	(265,232,162)	(7,014,057)	(150,255,769)

Net increase (decrease)	(8,863,946)	$(207,251,460)	34,166,304	$799,890,146

Class B
Sales	2,262,685	$50,869,366	3,733,516	$78,833,716
Reinvestments	589,563	13,047,031	267,668	6,073,407
Redemptions	(7,938,289)	(180,001,913)	(8,201,717)	(175,433,636)

Net decrease	(5,086,041)	$(116,085,516)	(4,200,533)	$(90,526,513)

Increase (decrease) derived from capital shares transactions		$(323,336,976)		$709,363,633

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$21.00	$22.00	$18.97	$16.44	$28.89

Income (Loss) from Investment Operations
Net investment income (a)	0.47	0.42	0.18	0.22	0.43
Net realized and unrealized gain (loss) on investments	3.33	(1.23)	3.10	2.73	(9.93)

Total from investment operations	3.80	(0.81)	3.28	2.95	(9.50)

Less Distributions
Distributions from net investment income	(0.38)	(0.19)	(0.25)	(0.42)	(0.44)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(2.51)

Total distributions	(0.38)	(0.19)	(0.25)	(0.42)	(2.95)

Net Asset Value, End of Period	$24.42	$21.00	$22.00	$18.97	$16.44

Total Return (%) (b)	18.27	(3.77)	17.33	18.67	(36.19)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.59	0.58	0.55	0.56	0.53
Ratio of net expenses to average net assets (%) (c)	0.56	0.56	0.55	0.56	0.52
Ratio of net investment income to average net assets (%)	2.06	1.96	0.92	1.38	1.92
Portfolio turnover rate (%)	15	104	54	84	112
Net assets, end of period (in millions)	$2,019.1	$1,922.6	$1,262.3	$1,140.8	$1,546.8

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.87	$21.87	$18.87	$16.33	$28.69

Income (Loss) from Investment Operations
Net investment income (a)	0.41	0.33	0.13	0.16	0.37
Net realized and unrealized gain (loss) on investments	3.31	(1.20)	3.07	2.74	(9.86)

Total from investment operations	3.72	(0.87)	3.20	2.90	(9.49)

Less Distributions
Distributions from net investment income	(0.32)	(0.13)	(0.20)	(0.36)	(0.36)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(2.51)

Total distributions	(0.32)	(0.13)	(0.20)	(0.36)	(2.87)

Net Asset Value, End of Period	$24.27	$20.87	$21.87	$18.87	$16.33

Total Return (%) (b)	17.98	(4.01)	17.02	18.39	(36.33)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.84	0.83	0.80	0.81	0.78
Ratio of net expenses to average net assets (%) (c)	0.81	0.81	0.80	0.81	0.77
Ratio of net investment income to average net assets (%)	1.81	1.52	0.67	1.00	1.66
Portfolio turnover rate (%)	15	104	54	84	112
Net assets, end of period (in millions)	$904.1	$883.6	$1,017.8	$940.4	$837.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-10

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due

MIST-11

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

to broker commission recapture, capital gain distributions from real estate investment trusts (REITs), return of capital adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. (the “Subadviser”), for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

MIST-12

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the term’s of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee at the annual rate of the Portfolio’s daily net assets that is calculated according to the fee schedule set forth in the table below. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the footnotes immediately following the table below.

Assets	Asset Range $0 to $100,000,000[1]	Asset Range $100,000,000 to $200,000,000[2]	Asset Range $200,000,000 to $500,000,000[3]	Asset Range $500,000,000 to $1,000,000,000[4]	Asset Range $1,000,000,000 And Up
First $50,000,000	0.750%	0.650%	0.620%	0.595%	0.570%
Next $50,000,000	0.700%	0.650%	0.620%	0.595%	0.570%
Next $100,000,000	N/A	0.650%	0.620%	0.595%	0.570%
Next $300,000,000	N/A	N/A	0.620%	0.595%	0.570%
Next $500,000,000	N/A	N/A	N/A	0.570%	0.570%
Excess over $1,000,000,000	N/A	N/A	N/A	N/A	0.570%

[1]	When the Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.
[2]	When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.
[3]	When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.
[4]	When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

For the year ended December 31, 2012, the Adviser earned management fees in the amount of $16,673,606 for managing the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Adviser has voluntarily agreed to reduce its management fee for the Portfolio by the amount waived (if any) by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Amounts waived for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

The subadvisory fee waiver schedule for the period January 1, 2012 through December 31, 2012 was:

Percentage Fee Waiver	Combined Assets
0.0%	First $750 Million
5.0%	Next $750 Million
7.5%	Next $1.5 Billion
10.0%	Excess over $3 Billion

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

MIST-13

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$435,059,562	$—	$805,494,024

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $4,266,000 in sales of investments which are included above.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2012 is as follows:

Security Description	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	23,614,286	360,168,519	(308,419,574)	75,363,231	$36,648

MIST-14

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$47,338,785	$16,680,992	$—	$—	$47,338,785	$16,680,992

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$56,716,348	$—	$174,683,989	$(499,759,143)	$(268,358,806)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $499,759,143.

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-15

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Large Cap Value Portfolio, one of the portfolios constituting Met Investor Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Large Cap Value Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-18

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the T. Rowe Price Large Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-19

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-20

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the T. Rowe Price Large Cap Value Portfolio’s performance, the Board considered that the Portfolio equaled the median of its Performance Universe for the one- and five-year periods ended June 30, 2012, and underperformed its Performance Universe for the three-year period ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and three-year periods ended June 30, 2012, and outperformed its Lipper Index for the five-year period ended June 30, 2012. The Board also considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-year period ended October 31, 2012, and underperformed its benchmark for the three- and five-year periods ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the T. Rowe Price Large Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser

MIST-21

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the T. Rowe Price Large Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contain breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-22

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-23

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-24

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 13.93%, 13.68%, and 13.85%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 15.81% over the same period.

MARKET ENVIRONMENT / CONDITIONS

Major U.S. stock market indexes produced solid returns in 2012 despite muted U.S. economic growth, a eurozone recession and sovereign debt crisis, and a slowdown in emerging economies. Domestic equities were supported by strong U.S. corporate earnings—though the year-over-year earnings growth rate has been slowing—and actions by central banks around the world to reduce or suppress interest rates in hopes of stimulating growth. Large-cap domestic stocks surrendered some of their earlier gains in the fourth quarter, amid uncertainty about the November elections and U.S. fiscal policy after 2012. As measured by various Russell indexes, mid- and small-cap shares narrowly surpassed their large-cap counterparts, and value stocks outperformed growth stocks across all market capitalizations.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio turned in positive returns but lagged its benchmark. Overall, weak stock selection was responsible for the relative underperformance, while sector allocations mitigated some of the detraction on balance.

Portfolio stock choices in the Consumer Discretionary arena were the greatest drag on relative results. Department store Kohl’s Corp. reported lower-than-expected sales numbers for November, pulling down share price. Shares of Groupon Inc. fell as investors reacted to perceived weakness in the firm’s business model. Share price of the firm bottomed late in the year and began slowly rebounding. Following the marginal improvement, the Portfolio eliminated its position.

Stock selection in the Financials sector also weighed on relative performance. MSCI provides investment decision support tools, including indexes and analytics. Shares fell in October when investment firm Vanguard announced it would change all its MSCI-branded, exchange-traded funds to lower-cost, generic indexes. Insurance broker Willis Group Holdings announced disappointing earnings results.

An underweight to the Materials sector was also detrimental to relative returns. The only industry in this sector where we consistently find the growth characteristics we seek is the Metals and Mining industry.

Prudent stock picks and a favorable overweight to Health Care stocks contributed to relative results. Regeneron Pharmaceuticals Inc. benefitted from strong sales of Eylea, a treatment for age-related macular degeneration. Early in the year, pharmacy benefit management firms Catalyst Health Solutions Inc. and SXC Health Solutions merged to form the new firm Catamaran Corp. Investors took a positive view on the new company as having opportunities to expand coverage, increase drug price negotiating power, and reduce redundant costs. Amylin Pharmaceuticals was acquired by Bristol-Myers Squibb Co. at a significant premium. Despite potential challenges and uncertainties from the economic situation and health care reform implementation, the Health Care sector provides considerable investment opportunities.

Underweighting Consumer Staples was also helpful to relative returns. The Portfolio has little exposure to the sector as companies in this group rarely meet our growth criteria.

At the end of the period, the Portfolio was overweight the benchmark in the Health Care, Information Technology, Utilities, Industrials, and Energy sectors. The Portfolio had underweights to Consumer Staples, Telecommunication Services, Materials, Financials, and Consumer Discretionary names.

Brian W. H. Berghuis, CFA, MBA,

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

T. ROWE PRICE MID CAP GROWTH PORTFOLIO MANAGED BY

T. ROWE PRICE ASSOCIATES, INC. VS. RUSSELL MIDCAP GROWTH INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	13.93	4.85	11.47
Class B	13.68	4.59	11.17
Class E	13.85	4.71	11.29
Russell Midcap Growth Index[1]	15.81	3.23	10.32

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
AMETEK, Inc.	1.9
DENTSPLY International, Inc.	1.7
IHS, Inc.- Class A	1.7
Gartner, Inc.	1.5
Roper Industries, Inc.	1.5
Fiserv, Inc.	1.5
Trimble Navigation, Ltd.	1.5
Quanta Services, Inc.	1.5
CarMax, Inc.	1.4
Calpine Corp.	1.4

Top Sectors

% of Market Value of Total Investments
Industrials	22.6
Information Technology	20.8
Health Care	19.1
Consumer Discretionary	14.0
Financials	6.8
Energy	6.3
Cash & Cash Equivalents	3.6
Materials	3.5
Consumer Staples	1.9
Utilities	1.4

MIST-2

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.76%	$1,000.00	$1,058.90	$3.93
	Hypothetical*	0.76%	$1,000.00	$1,021.32	$3.86

Class B(a)	Actual	1.01%	$1,000.00	$1,057.50	$5.22
	Hypothetical*	1.01%	$1,000.00	$1,020.06	$5.13

Class E(a)	Actual	0.91%	$1,000.00	$1,057.80	$4.71
	Hypothetical*	0.91%	$1,000.00	$1,020.56	$4.62

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—96.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.4%
Textron, Inc.	852,000	$21,121,080

Airlines—0.3%
Alaska Air Group, Inc. (a)	126,000	5,429,340

Auto Components—0.5%
Gentex Corp. (b)	439,000	8,261,980

Automobiles—0.8%
Harley-Davidson, Inc.	213,000	10,402,920
Tesla Motors, Inc. (a) (b)	50,000	1,693,500

		12,096,420

Biotechnology—3.6%
Alexion Pharmaceuticals, Inc. (a)	127,000	11,913,870
Alkermes plc (a)	422,000	7,815,440
ARIAD Pharmaceuticals, Inc. (a) (b)	189,000	3,625,020
Cubist Pharmaceuticals, Inc. (a)	84,000	3,533,040
Incyte Corp., Ltd. (a) (b)	189,000	3,139,290
Onyx Pharmaceuticals, Inc. (a) (b)	84,000	6,344,520
Pharmacyclics, Inc. (a)	27,000	1,563,300
Regeneron Pharmaceuticals, Inc. (a)	67,000	11,461,690
Theravance, Inc. (a) (b)	246,000	5,478,420

		54,874,590

Capital Markets—1.2%
Charles Schwab Corp. (The)	487,000	6,993,320
TD Ameritrade Holding Corp.	721,000	12,120,010

		19,113,330

Chemicals—1.3%
Celanese Corp. - Series A	195,000	8,683,350
Rockwood Holdings, Inc.	217,000	10,732,820

		19,416,170

Commercial Banks—1.0%
BankUnited, Inc. (b)	256,000	6,256,640
TCF Financial Corp. (b)	703,000	8,541,450

		14,798,090

Commercial Services & Supplies—1.1%
Clean Harbors, Inc. (a)	127,000	6,986,270
Waste Connections, Inc. (b)	294,000	9,934,260

		16,920,530

Communications Equipment—2.5%
Aruba Networks, Inc. (a) (b)	184,000	3,818,000
JDS Uniphase Corp. (a)	1,375,000	18,617,500
Motorola Solutions, Inc.	297,000	16,536,960

		38,972,460

Computers & Peripherals—0.4%
SanDisk Corp. (a)	148,000	6,446,880

Construction & Engineering—1.5%
Quanta Services, Inc. (a)	823,000	$22,459,670

Containers & Packaging—0.3%
Ball Corp.	90,000	4,027,500

Diversified Financial Services—2.0%
CBOE Holdings, Inc.	339,000	9,986,940
IntercontinentalExchange, Inc. (a)	38,000	4,704,780
MSCI, Inc. (a)	503,000	15,587,970

		30,279,690

Electrical Equipment—5.0%
Acuity Brands, Inc.	115,000	7,788,950
AMETEK, Inc.	767,000	28,816,190
Babcock & Wilcox Co.	648,000	16,977,600
Roper Industries, Inc.	212,000	23,633,760

		77,216,500

Electronic Equipment, Instruments & Components—1.6%
IPG Photonics Corp. (b)	21,000	1,399,650
Trimble Navigation, Ltd. (a)	380,000	22,716,400

		24,116,050

Energy Equipment & Services—0.8%
McDermott International, Inc. (a)	1,058,000	11,659,160

Food & Staples Retailing—1.3%
Fresh Market, Inc. (The) (a) (b)	63,000	3,029,670
Shoppers Drug Mart Corp.	263,000	11,316,377
Whole Foods Market, Inc.	64,000	5,845,120

		20,191,167

Food Products—0.6%
TreeHouse Foods, Inc. (a)	170,000	8,862,100

Health Care Equipment & Supplies—5.9%
C.R. Bard, Inc.	150,000	14,661,000
CareFusion Corp. (a)	528,000	15,090,240
Cooper Cos., Inc. (The)	101,000	9,340,480
DENTSPLY International, Inc.	676,000	26,776,360
Edwards Lifesciences Corp. (a)	112,000	10,099,040
IDEXX Laboratories, Inc. (a) (b)	162,000	15,033,600

		91,000,720

Health Care Providers & Services—5.1%
Catamaran Corp. (a)	425,000	20,021,750
Henry Schein, Inc. (a)	169,000	13,597,740
Laboratory Corp. of America Holdings (a)	232,000	20,095,840
MEDNAX, Inc. (a) (b)	127,000	10,099,040
Universal Health Services, Inc. - Class B	205,000	9,911,750
WellCare Health Plans, Inc. (a)	105,000	5,112,450

		78,838,570

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—3.3%
Chipotle Mexican Grill, Inc. (a)	19,000	$5,651,740
Choice Hotels International, Inc. (b)	215,000	7,228,300
Marriott International, Inc. - Class A	469,000	17,479,630
Panera Bread Co. - Class A (a)	46,000	7,306,180
Starbucks Corp.	63,000	3,378,060
Tim Hortons, Inc. (b)	212,000	10,426,160

		51,470,070

Independent Power Producers & Energy Traders—1.4%
Calpine Corp. (a)	1,223,000	22,172,990

Insurance—2.1%
HCC Insurance Holdings, Inc.	318,000	11,832,780
Progressive Corp. (The)	560,000	11,816,000
Willis Group Holdings plc	251,000	8,416,030

		32,064,810

Internet & Catalog Retail—1.4%
Liberty Interactive Corp. - Class A (a)	372,000	7,320,960
Netflix, Inc. (a) (b)	72,000	6,680,160
TripAdvisor, Inc. (a)	169,000	7,091,240

		21,092,360

Internet Software & Services—1.1%
Akamai Technologies, Inc. (a)	188,000	7,691,080
LinkedIn Corp. - Class A (a)	27,000	3,100,140
Rackspace Hosting, Inc. (a)	84,000	6,238,680

		17,029,900

IT Services—5.4%
Amdocs, Ltd.	551,000	18,728,490
Fiserv, Inc. (a)	297,000	23,471,910
Gartner, Inc. (a)	514,000	23,654,280
Global Payments, Inc.	231,000	10,464,300
Vantiv, Inc. - Class A (a)	320,000	6,534,400

		82,853,380

Life Sciences Tools & Services—3.2%
Agilent Technologies, Inc.	336,000	13,755,840
Bruker Corp. (a)	621,000	9,482,670
Covance, Inc. (a)	293,000	16,926,610
Illumina, Inc. (a) (b)	83,000	4,613,970
Mettler-Toledo International, Inc. (a)	19,000	3,672,700

		48,451,790

Machinery—5.4%
Colfax Corp. (a) (b)	180,000	7,263,000
Gardner Denver, Inc.	306,000	20,961,000
IDEX Corp.	381,000	17,727,930
Pall Corp.	327,000	19,705,020
Rexnord Corp. (a) (b)	131,000	2,790,300
WABCO Holdings, Inc. (a)	213,000	13,885,470

		82,332,720

Media—1.4%
Charter Communications, Inc. - Class A (a)	180,000	$13,723,200
Discovery Communications, Inc. - Class C (a)	127,000	7,429,500

		21,152,700

Metals & Mining—1.9%
Agnico-Eagle Mines, Ltd.	296,000	15,528,160
Franco-Nevada Corp.	250,000	14,270,634

		29,798,794

Multiline Retail—2.9%
Dollar General Corp. (a)	467,000	20,590,030
Dollar Tree, Inc. (a)	253,000	10,261,680
Kohl’s Corp.	306,000	13,151,880

		44,003,590

Oil, Gas & Consumable Fuels—5.6%
CONSOL Energy, Inc. (b)	179,900	5,774,790
EQT Corp.	295,000	17,399,100
Halcon Resources Corp. (a)	420,000	2,906,400
Laredo Petroleum Holdings, Inc. (a) (b)	230,000	4,176,800
Pioneer Natural Resources Co.	85,000	9,060,150
Range Resources Corp.	275,000	17,278,250
SM Energy Co.	303,000	15,819,630
Southwestern Energy Co. (a)	402,000	13,430,820

		85,845,940

Pharmaceuticals—1.3%
Elan Corp. plc (ADR) (a)	642,000	6,554,820
Hospira, Inc. (a)	105,000	3,280,200
Valeant Pharmaceuticals International, Inc. (a)	168,000	10,041,360

		19,876,380

Professional Services—4.4%
Equifax, Inc.	210,000	11,365,200
IHS, Inc. - Class A (a)	271,000	26,016,000
Manpower, Inc.	407,000	17,273,080
Verisk Analytics, Inc. - Class A (a)	244,000	12,444,000

		67,098,280

Real Estate Management & Development—0.5%
Jones Lang LaSalle, Inc.	98,000	8,226,120

Road & Rail—2.1%
Hertz Global Holdings, Inc. (a)	629,000	10,233,830
J.B. Hunt Transport Services, Inc.	171,000	10,210,410
Kansas City Southern	135,000	11,269,800

		31,714,040

Semiconductors & Semiconductor Equipment—4.4%
Altera Corp.	260,000	8,954,400
Atmel Corp. (a)	1,529,000	10,014,950
Avago Technologies, Ltd.	169,000	5,350,540
Cree, Inc. (a) (b)	209,000	7,101,820
Intersil Corp. - Class A	189,000	1,566,810

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Microchip Technology, Inc. (b)	255,000	$8,310,450
NVIDIA Corp.	294,000	3,613,260
Silicon Laboratories, Inc. (a)	168,000	7,024,080
Xilinx, Inc.	423,000	15,185,700

		67,122,010

Software—5.2%
Concur Technologies, Inc. (a) (b)	168,000	11,343,360
FactSet Research Systems, Inc. (b)	126,000	11,095,560
MICROS Systems, Inc. (a) (b)	155,000	6,578,200
Nuance Communications, Inc. (a) (b)	609,000	13,592,880
Red Hat, Inc. (a)	318,000	16,841,280
ServiceNow, Inc. (a) (b)	198,000	5,945,940
TIBCO Software, Inc. (a)	339,000	7,461,390
Workday, Inc. - Class A (a)	77,700	4,234,650
Workday, Inc. - Class B (a) (d)	65,062	3,309,369

		80,402,629

Specialty Retail—3.4%
AutoZone, Inc. (a)	43,000	15,240,490
CarMax, Inc. (a)	591,000	22,186,140
DSW, Inc. - Class A	32,400	2,128,356
O’Reilly Automotive, Inc. (a)	149,000	13,323,580

		52,878,566

Textiles, Apparel & Luxury Goods—0.3%
Michael Kors Holdings, Ltd. (a)	82,958	4,233,347

Trading Companies & Distributors—1.5%
Air Lease Corp. (a)	85,100	1,829,650
Fastenal Co.	446,000	20,823,740

		22,653,390

Total Common Stocks (Cost $1,166,119,265)		1,478,575,803

Convertible Preferred Stocks—0.1%

Internet Software & Services—0.1%
Coupons.com, Inc., Series B (a) (c) (d)	592,662	1,622,412
LivingSocial, Inc., Series E (a) (c) (d)	757,490	234,822

Total Convertible Preferred Stocks (Cost $7,536,276)		1,857,234

Short-Term Investments—12.9%

Mutual Funds—12.9%
State Street Navigator Securities Lending Prime Portfolio (e)	141,847,027	141,847,027

Mutual Funds—12.9%
T. Rowe Price Government Reserve Investment Fund (f)	56,058,270	$56,058,270

Total Short-Term Investments (Cost $197,905,297)		197,905,297

Total Investments—109.4% (Cost $1,371,560,838) (g)		1,678,338,334
Other assets and liabilities (net)—(9.4)%		(144,504,139)

Net Assets—100.0%		$1,533,834,195

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $141,312,889 and the collateral received consisted of cash in the amount of $141,847,027 and non-cash collateral with a value of $559,467. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2012, these securities represent 0.1% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2012, the market value of restricted securities was $5,166,603, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,381,003,442. The aggregate unrealized appreciation and depreciation of investments were $332,775,169 and $(35,440,277), respectively, resulting in net unrealized appreciation of $297,334,892 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Restricted Securities	Acquisition Date	Shares	Cost	Value
Coupons.com, Inc., Series B	06/01/11	592,662	$3,255,700	$1,622,412
LivingSocial, Inc., Series E	04/01/11	757,490	4,280,576	234,822
Workday, Inc. - Class B	10/13/11	65,062	866,436	3,309,369

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$21,121,080	$—	$—	$21,121,080
Airlines	5,429,340	—	—	5,429,340
Auto Components	8,261,980	—	—	8,261,980
Automobiles	12,096,420	—	—	12,096,420
Biotechnology	54,874,590	—	—	54,874,590
Capital Markets	19,113,330	—	—	19,113,330
Chemicals	19,416,170	—	—	19,416,170
Commercial Banks	14,798,090	—	—	14,798,090
Commercial Services & Supplies	16,920,530	—	—	16,920,530
Communications Equipment	38,972,460	—	—	38,972,460
Computers & Peripherals	6,446,880	—	—	6,446,880
Construction & Engineering	22,459,670	—	—	22,459,670
Containers & Packaging	4,027,500	—	—	4,027,500
Diversified Financial Services	30,279,690	—	—	30,279,690
Electrical Equipment	77,216,500	—	—	77,216,500
Electronic Equipment, Instruments & Components	24,116,050	—	—	24,116,050
Energy Equipment & Services	11,659,160	—	—	11,659,160
Food & Staples Retailing	20,191,167	—	—	20,191,167
Food Products	8,862,100	—	—	8,862,100
Health Care Equipment & Supplies	91,000,720	—	—	91,000,720
Health Care Providers & Services	78,838,570	—	—	78,838,570
Hotels, Restaurants & Leisure	51,470,070	—	—	51,470,070
Independent Power Producers & Energy Traders	22,172,990	—	—	22,172,990
Insurance	32,064,810	—	—	32,064,810
Internet & Catalog Retail	21,092,360	—	—	21,092,360
Internet Software & Services	17,029,900	—	—	17,029,900
IT Services	82,853,380	—	—	82,853,380
Life Sciences Tools & Services	48,451,790	—	—	48,451,790
Machinery	82,332,720	—	—	82,332,720
Media	21,152,700	—	—	21,152,700
Metals & Mining	29,798,794	—	—	29,798,794

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Multiline Retail	$44,003,590	$—	$—	$44,003,590
Oil, Gas & Consumable Fuels	85,845,940	—	—	85,845,940
Pharmaceuticals	19,876,380	—	—	19,876,380
Professional Services	67,098,280	—	—	67,098,280
Real Estate Management & Development	8,226,120	—	—	8,226,120
Road & Rail	31,714,040	—	—	31,714,040
Semiconductors & Semiconductor Equipment	67,122,010	—	—	67,122,010
Software	77,093,260	3,309,369	—	80,402,629
Specialty Retail	52,878,566	—	—	52,878,566
Textiles, Apparel & Luxury Goods	4,233,347	—	—	4,233,347
Trading Companies & Distributors	22,653,390	—	—	22,653,390
Total Common Stocks	1,475,266,434	3,309,369	—	1,478,575,803
Total Convertible Preferred Stocks*	—	—	1,857,234	1,857,234
Total Short-Term Investments*	197,905,297	—	—	197,905,297
Total Investments	$1,673,171,731	$3,309,369	$1,857,234	$1,678,338,334

Collateral for securities loaned (Liability)	$—	$(141,847,027)	$—	$(141,847,027)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2011	Change in Unrealized Depreciation	Purchases	Sales	Balance as of December 31, 2012	Change in Unrealized Depreciation from Investments still Held at December 31, 2012
Convertible Preferred Stocks
Internet Software & Services	$9,934,941	$(7,223,564)	$12,293	$(866,436)	$1,857,234	$(7,223,564)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$1,622,280,064
Affiliated investments at value (c)		56,058,270
Receivable for investments sold		5,427,418
Receivable for fund shares sold		78,901
Dividends receivable		408,826
Dividends receivable on affiliated investments		9,990
Other assets		3,260

Total Assets		1,684,266,729

Liabilities
Payables for:
Investments purchased	$6,682,247
Fund shares redeemed	571,097
Collateral for securities loaned	141,847,027
Accrued Expenses:
Management fees	932,083
Distribution and service fees— Class B	183,850
Distribution and service fees— Class E	2,205
Administration fees	7,570
Custodian and accounting fees	29,332
Deferred trustees’ fees	35,625
Other expenses	141,498

Total Liabilities		150,432,534

Net Assets		$1,533,834,195

Net assets represented by
Paid in surplus		$1,141,278,368
Accumulated net realized gain		87,914,820
Unrealized appreciation on investments and foreign currency transactions		306,777,507
Accumulated net investment loss		(2,136,500)

Net Assets		$1,533,834,195

Net Assets
Class A		$642,467,804
Class B		873,925,887
Class E		17,440,504
Capital Shares Outstanding*
Class A		67,431,428
Class B		95,120,999
Class E		1,870,151
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$9.53
Class B		9.19
Class E		9.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $141,312,889.
(b)	Identified cost of investments, excluding affiliated investments, was $1,315,502,568.
(c)	Identified cost of affiliated investments was $56,058,270.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$12,613,455
Dividends from affiliated investments		73,827
Interest		36,941
Securities lending income		1,252,400

Total investment income		13,976,623

Expenses
Management fees	$11,332,735
Administration fees	42,167
Custodian and accounting fees	168,409
Distribution and service fees—Class B	2,162,946
Distribution and service fees—Class E	27,645
Audit and tax services	40,623
Legal	34,224
Trustees’ fees and expenses	28,816
Shareholder reporting	186,966
Insurance	2,027
Miscellaneous	10,889

Total expenses	14,037,447
Less management fee waiver	(410,855)
Less broker commission recapture	(46,414)

Net expenses	13,580,178

Net Investment Income		396,445

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		95,994,283
Foreign currency transactions		(7,954)

Net realized gain		95,986,329

Net change in unrealized appreciation (depreciation) on:
Investments		94,601,395
Foreign currency transactions		(660)

Net change in unrealized appreciation		94,600,735

Net realized and unrealized gain		190,587,064

Net Increase in Net Assets From Operations		$190,983,509

(a)	Net of foreign withholding taxes of $143,864.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income (loss)	$396,445	$(5,365,590)
Net realized gain	95,986,329	195,801,364
Net change in unrealized appreciation (depreciation)	94,600,735	(197,462,741)

Net increase (decrease) in net assets resulting from operations	190,983,509	(7,026,967)

Distributions to Shareholders
From net realized capital gains
Class A	(78,684,520)	(19,985,267)
Class B	(111,997,476)	(22,409,779)
Class E	(2,439,287)	(585,909)

Net decrease in net assets resulting from distributions	(193,121,283)	(42,980,955)

Net increase (decrease) in net assets from capital share transactions	131,899,953	(131,687,341)

Net Increase (Decrease) in Net Assets	129,762,179	(181,695,263)

Net Assets
Net assets at beginning of period	1,404,072,016	1,585,767,279

Net assets at end of period	$1,533,834,195	$1,404,072,016

Accumulated net investment loss at end of period	$(2,136,500)	$(3,123,307)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	3,892,362	$38,318,228	4,323,293	$44,402,160
Reinvestments	8,451,613	78,684,520	1,897,936	19,985,267
Redemptions	(4,296,513)	(41,134,392)	(24,048,951)	(253,894,579)

Net increase (decrease)	8,047,462	$75,868,356	(17,827,722)	$(189,507,152)

Class B
Sales	8,013,326	$73,352,645	18,582,713	$182,210,930
Reinvestments	12,458,006	111,997,476	2,188,455	22,409,779
Redemptions	(13,983,855)	(128,559,115)	(14,758,472)	(141,171,172)

Net increase	6,487,477	$56,791,006	6,012,696	$63,449,537

Class E
Sales	132,767	$1,263,846	303,004	$3,050,145
Reinvestments	267,466	2,439,287	56,555	585,909
Redemptions	(481,071)	(4,462,542)	(930,868)	(9,265,780)

Net decrease	(80,838)	$(759,409)	(571,309)	$(5,629,726)

Increase (decrease) derived from capital shares transactions		$131,899,953		$(131,687,341)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$9.53	$9.90	$7.73	$5.30		$9.83

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02	(0.02)	(0.01)	0.00	(b)	0.01
Net realized and unrealized gain (loss) on investments	1.28	(0.09)	2.18	2.43		(3.54)

Total from investment operations	1.30	(0.11)	2.17	2.43		(3.53)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00		(0.01)
Distributions from net realized capital gains	(1.30)	(0.26)	0.00	0.00		(0.99)

Total distributions	(1.30)	(0.26)	0.00	0.00		(1.00)

Net Asset Value, End of Period	$9.53	$9.53	$9.90	$7.73		$5.30

Total Return (%) (c)	13.93	(1.40)	28.07	45.85		(39.62)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	0.78	0.79	0.79		0.78
Ratio of net expenses to average net assets (%) (d)	0.76	0.76	0.77	0.77		0.76
Ratio of net investment income (loss) to average net assets (%)	0.17	(0.21)	(0.10)	(0.05)		0.09
Portfolio turnover rate (%)	30	38	28	32		36
Net assets, end of period (in millions)	$642.5	$565.8	$764.5	$585.5		$347.4

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.25	$9.64	$7.55	$5.19	$9.66

Income (Loss) from Investment Operations
Net investment loss (a)	(0.01)	(0.04)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.25	(0.09)	2.12	2.38	(3.47)

Total from investment operations	1.24	(0.13)	2.09	2.36	(3.48)

Less Distributions
Distributions from net realized capital gains	(1.30)	(0.26)	0.00	0.00	(0.99)

Total distributions	(1.30)	(0.26)	0.00	0.00	(0.99)

Net Asset Value, End of Period	$9.19	$9.25	$9.64	$7.55	$5.19

Total Return (%) (c)	13.68	(1.65)	27.68	45.47	(39.75)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	1.03	1.04	1.04	1.03
Ratio of net expenses to average net assets (%) (d)	1.01	1.01	1.02	1.02	1.01
Ratio of net investment loss to average net assets (%)	(0.08)	(0.45)	(0.33)	(0.30)	(0.16)
Portfolio turnover rate (%)	30	38	28	32	36
Net assets, end of period (in millions)	$873.9	$820.0	$796.7	$542.0	$314.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.36	$9.75	$7.62	$5.24	$9.72

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00 (b)	(0.04)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.27	(0.09)	2.15	2.39	(3.48)

Total from investment operations	1.27	(0.13)	2.13	2.38	(3.49)

Less Distributions
Distributions from net realized capital gains	(1.30)	(0.26)	0.00	0.00	(0.99)

Total distributions	(1.30)	(0.26)	0.00	0.00	(0.99)

Net Asset Value, End of Period	$9.33	$9.36	$9.75	$7.62	$5.24

Total Return (%) (c)	13.85	(1.63)	27.95	45.42	(39.60)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	0.93	0.94	0.94	0.93
Ratio of net expenses to average net assets (%) (d)	0.91	0.91	0.92	0.92	0.91
Ratio of net investment income (loss) to average net assets (%)	0.01	(0.36)	(0.27)	(0.19)	(0.07)
Portfolio turnover rate (%)	30	38	28	32	36
Net assets, end of period (in millions)	$17.4	$18.3	$24.6	$22.2	$17.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-14

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transaction, passive foreign investment companies (PFICs) and return of capital distributions from REITs. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

MIST-15

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$11,332,735	0.750%	All

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Adviser has voluntarily agreed to reduce its management fee for the Portfolio by the amount waived (if any) by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Amounts waived for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

The subadvisory fee waiver schedule for the period January 1 through December 31, 2012 was:

Percentage Fee Waiver	Combined Assets
0.0%	First $750 Million
5.0%	Next $750 Million
7.5%	Next $1.5 Billion
10.0%	Excess over $3 Billion

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-16

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$436,166,421	$—	$497,548,680

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2012 is as follows:

Security Description	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	52,965,574	204,975,743	(201,883,047)	56,058,270	$73,866

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$22,058,286	$—	$171,062,997	$42,980,955	$193,121,283	$42,980,955

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$7,712,431	$87,544,119	$297,334,903	$—	$392,591,453

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as

MIST-17

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-18

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Mid Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Mid Cap Growth Portfolio, one of the portfolios constituting Met Investor Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Mid Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-21

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the T. Rowe Price Mid Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-22

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-23

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the T. Rowe Price Mid Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one- and three-year periods ended October 31, 2012, and outperformed its benchmark for the five-year period ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the T. Rowe Price Mid Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported

MIST-24

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the T. Rowe Price Mid Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee do not contain breakpoints. The Board also noted that the management fee is above the asset-weighted average of comparable funds at all asset levels. The Board took into account the fact that the Adviser is voluntarily waiving a portion of its advisory fee. The Board also considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-25

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-26

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-27

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Managed by Third Avenue Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the Third Avenue Small Cap Value Portfolio returned 18.28% and 17.99%. The Portfolio’s benchmarks, the Russell 2000 Value Index1 and Dow Jones U.S. Small Cap Total Stock Market Index2, returned 18.05% and 18.30%, respectively over the same period.

MARKET ENVIRONMENT / CONDITIONS

2012 was a strong year for equities, across market capitalizations and worldwide. Especially towards the end of the year, markets were forced to scale the proverbial “Wall of Worry,” as European economies remained constrained and the United States (“U.S.”) approached the precipice of its self-inflicted “Fiscal Cliff.” At the 11th hour, the White House and Congress agreed to some limited tax increases but put off major discussions of spending cuts another few months, these discussions will be taken up as the U.S. Treasury seeks congressional authorization to raise the debt ceiling. In short, we expect to be discussing these issues again in future reports.

Natural gas prices have remained low, fueling a renaissance in low cost manufacturing in the U.S. and reducing dependence on foreign energy sources—two supports for the U.S. economy. Cash on corporate balance sheets remains high, which could fuel future merger and acquisition activity (we make no predictions in that regard but have long noted this as one of “two ways to win” in small cap investing).

PORTFOLIO REVIEW / PERIOD END POSITIONING

In 2012, the Portfolio modestly outperformed its Russell 2000 Value benchmark with the vast majority of Portfolio holdings appreciating. Five stocks each contributed more than 1.0% to absolute performance.

The largest performance contributor was Madison Square Garden Co., up 54.8% for the year. In 2011, the company embarked on a massive, billion dollar renovation of its marquis Garden Arena in Manhattan. It completed the second of three phases in the latter part of 2012 on schedule and on budget. This renovation will substantially improve the economics of Madison Square Garden and this is already taking effect with increased ticket pricing and sponsorship deals. These renovations were financed out of existing cash flows and the balance sheet remains debt free.

The second strongest performance contributor was Viterra, Inc., up 50% for the year. Early in 2012, Viterra accepted a takeover bid by agricultural commodities firm Glencore International at a significant premium to its market value and to the Portfolio’s average purchase price. In anticipation of the deal closing by end of summer (it actually took until the end of 2012, due to regulatory issues), we sold our Viterra stake near the deal price.

Performance detractors were few and mostly small. Lexmark International Inc., down 26.6% for the year, was the most significant performance inhibitor. Lexmark, which makes equipment and software for laser printers and commercial printing is in an economically sensitive business and the company has struggled as business spending remains sluggish. We have been opportunistically selling Lexmark throughout the year, reducing its size to better manage the risks it represents. Lexmark cost the Portfolio 0.6% in absolute performance, more than double the cost of the next most significant detractor on the list which was human resources contractor Mantech International, which saw shares decline on fears of lower U.S. government spending. We increased our Mantech stake at lower prices.

In all, we sold 15 positions during the year, many as a result of resource conversions. Viterra, as noted was taken over by Glencore. Matson was spun out of Alexander & Baldwin. We sold the stock when we received it. We bought Transatlantic Holdings just ahead of its acquisition by Alleghany Corp., another company in the Portfolio.

As we reduced the Portfolio’s cash position, we added 16 news names from our inventory including Weight Watchers International Inc., LSB Industries Inc., Rofin-Sinar Technologies Inc. and Cloud Peak Energy Inc. At the end of the year, the Portfolio was more fully invested than at the start and we still have a robust pipeline of ideas to be included in the Portfolio, at the right prices.

At year-end, the Portfolio was largely invested in North America-based common stocks of small-cap companies. Cash has been greatly reduced to less than 8% of Portfolio assets. Our strategy has been to purchase the equities of undervalued companies that we believe have strong financial positions and strong growth potential. These companies should perform well in what we believe is a constrained economic environment, marked by slow growth in the U.S. and

MIST-1

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Managed by Third Avenue Management LLC

Portfolio Manager Commentary*—(Continued)

Europe. We believe that the Portfolio offers prudent diversification across industries and that it features companies with revenue streams from multiple geographies. We have underweighted, compared to the index, Real Estate Investment Trusts and Utilities, both considered income producing assets that have seen prices run up as investors have scoured the markets for yield.

Curtis Jensen

Portfolio Manager

Third Avenue Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

THIRD AVENUE SMALL CAP VALUE PORTFOLIO MANAGED BY

THIRD AVENUE MANAGEMENT LLC VS. RUSSELL 2000 VALUE INDEX1 AND

DOW JONES U.S. SMALL CAP TOTAL STOCK MARKET INDEX2

AVERAGE ANNUAL RETURN3 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	10 Year
Third Avenue Small Cap Value Portfolio
Class A	18.28	2.96	10.24
Class B	17.99	2.70	9.98
Russell 2000 Value Index[1]	18.05	3.55	9.50
Dow Jones U.S. Small Cap Total Stock Market Index[2]	18.30	5.47	11.51

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 The Dow Jones U.S. Small Cap Total Stock Market Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small-cap portion of the Dow Jones U.S. Total Full Cap Equity Index available to investors in the marketplace. The Index includes the components ranked 751 to 2,500 by full market capitalization.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Alleghany Corp.	3.3
Oshkosh Corp.	3.0
Teleflex, Inc.	2.8
Madison Square Garden Co. (The) - Class A	2.8
Kennametal, Inc.	2.6
Ingram Micro, Inc. - Class A	2.5
Liberty Media Corp. - Liberty Capital - Class A	2.5
Harman International Industries, Inc.	2.4
Superior Industries International, Inc.	2.4
Compass Minerals International, Inc.	2.3

Top Sectors

% of Market Value of Total Investments
Industrials	17.2
Information Technology	17.0
Consumer Discretionary	16.6
Financials	16.0
Materials	10.7
Energy	8.2
Cash & Cash Equivalents	7.8
Health Care	3.9
Consumer Staples	2.6

MIST-3

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Third Avenue Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.76%	$1,000.00	$1,103.10	$4.02
	Hypothetical*	0.76%	$1,000.00	$1,021.32	$3.86

Class B(a)	Actual	1.01%	$1,000.00	$1,101.60	$5.34
	Hypothetical*	1.01%	$1,000.00	$1,020.06	$5.13

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—91.9% of Net Assets

Security Description	Shares	Value

Auto Components—2.4%
Superior Industries International, Inc. (a)	1,630,826	$33,268,850

Building Products—0.8%
Insteel Industries, Inc.	855,820	10,680,634

Capital Markets—0.9%
Westwood Holdings Group, Inc.	315,624	12,909,022

Chemicals—6.7%
Lanxess AG	67,622	5,913,990
LSB Industries, Inc. (b)	613,895	21,744,161
Minerals Technologies, Inc.	546,672	21,823,146
Sensient Technologies Corp.	633,771	22,536,897
Stepan Co.	325,594	18,083,491
Westlake Chemical Corp.	55,066	4,366,734

		94,468,419

Commercial Banks—0.2%
First Niagara Financial Group, Inc.	451,909	3,583,638

Commercial Services & Supplies—2.2%
Unifirst Corp.	423,494	31,050,580

Communications Equipment—1.6%
Bel Fuse, Inc. - Class B (a)	623,781	12,194,919
Tellabs, Inc.	4,481,812	10,218,531

		22,413,450

Computers & Peripherals—2.0%
Electronics for Imaging, Inc. (b)	802,272	15,235,145
Lexmark International, Inc. - Class A	556,687	12,909,572

		28,144,717

Construction & Engineering—2.0%
EMCOR Group, Inc.	817,286	28,286,268

Diversified Consumer Services—1.2%
Weight Watchers International, Inc.	323,846	16,956,576

Diversified Financial Services—2.2%
Ackermans & van Haaren N.V.	237,571	19,574,105
Leucadia National Corp.	511,707	12,173,510

		31,747,615

Electrical Equipment—2.7%
Encore Wire Corp.	535,189	16,221,579
EnerSys (b)	564,531	21,243,301

		37,464,880

Electronic Equipment, Instruments & Components—7.7%
AVX Corp.	1,910,969	20,600,246
Electro Scientific Industries, Inc.	1,401,683	13,946,746
Ingram Micro, Inc. - Class A (b)	2,097,305	35,486,401
Park Electrochemical Corp.	408,704	10,515,954
Rofin-Sinar Technologies, Inc. (b)	1,277,355	27,693,056

		108,242,403

Energy Equipment & Services—3.9%
Bristow Group, Inc.	179,129	$9,612,062
Pioneer Energy Services Corp. (b)	2,516,228	18,267,815
SEACOR Holdings, Inc.	327,242	27,422,880

		55,302,757

Food Products—2.6%
Alico, Inc.	19,839	726,703
Cal-Maine Foods, Inc.	205,671	8,272,088
Darling International, Inc. (b)	686,928	11,018,325
J&J Snack Foods Corp.	262,678	16,795,631

		36,812,747

Health Care Equipment & Supplies—2.8%
Teleflex, Inc.	554,886	39,568,921

Health Care Providers & Services—0.5%
Cross Country Healthcare, Inc. (a) (b)	1,571,812	7,544,698

Health Care Technology—0.5%
Allscripts Healthcare Solutions, Inc. (b)	776,082	7,310,692

Hotels, Restaurants & Leisure—1.2%
Vail Resorts, Inc.	317,206	17,157,672

Household Durables—4.1%
Cavco Industries, Inc. (a) (b)	265,928	13,291,081
Harman International Industries, Inc.	759,321	33,896,090
Stanley Furniture Co., Inc. (a) (b)	2,325,108	10,462,986

		57,650,157

Insurance—9.3%
Alleghany Corp. (b)	137,396	46,085,367
Arch Capital Group, Ltd. (b)	554,161	24,394,167
E-L Financial Corp., Ltd.	27,855	12,181,487
HCC Insurance Holdings, Inc.	861,215	32,045,810
Montpelier Re Holdings, Ltd.	726,956	16,618,214

		131,325,045

IT Services—4.0%
Broadridge Financial Solutions, Inc.	1,268,761	29,029,252
Mantech International Corp. - Class A	1,066,900	27,675,386

		56,704,638

Leisure Equipment & Products—0.9%
Jakks Pacific, Inc.	1,009,571	12,639,829

Machinery—7.8%
Alamo Group, Inc.	410,212	13,389,320
Hyster-Yale Materials Handling, Inc.	111,454	5,438,955
Kennametal, Inc.	931,592	37,263,680
Oshkosh Corp. (b)	1,446,606	42,891,868
Wacker Neuson SE	769,865	10,545,964

		109,529,787

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Media—5.3%
Liberty Media Corp. - Liberty Capital - Class A (b)	300,525	$34,863,905
Madison Square Garden Co. (The) - Class A (b)	891,264	39,527,559

		74,391,464

Metals & Mining—3.1%
Compass Minerals International, Inc.	429,313	32,073,974
Kaiser Aluminum Corp.	191,087	11,788,157

		43,862,131

Oil, Gas & Consumable Fuels—4.3%
Cimarex Energy Co.	105,378	6,083,472
Cloud Peak Energy, Inc. (b)	1,399,409	27,050,576
SemGroup Corp. - Class A (b)	700,096	27,359,752

		60,493,800

Paper & Forest Products—0.9%
PH Glatfelter Co.	739,292	12,922,824

Professional Services—1.9%
ICF International, Inc. (a) (b)	1,127,378	26,425,740

Real Estate Investment Trusts—2.5%
Excel Trust, Inc.	529,496	6,708,714
Origen Financial, Inc. (b)	811,331	1,176,430
Segro plc	6,789,397	27,839,050

		35,724,194

Software—1.7%
Progress Software Corp. (b)	1,142,511	23,981,306

Specialty Retail—1.6%
American Eagle Outfitters, Inc.	293,693	6,023,643
Jos A Bank Clothiers, Inc. (b)	392,303	16,704,262

		22,727,905

Thrifts & Mortgage Finance—0.4%
Kearny Financial Corp.	535,494	5,221,066

Total Common Stocks (Cost $1,160,693,076)		1,296,514,425

Preferred Stock—0.2%

Real Estate Investment Trusts—0.2%
Excel Trust, Inc., 8.125% (Cost $3,010,291)	118,300	3,081,715

Investment Company Security—0.2%
JZ Capital Partners, Ltd. (Cost $2,403,633)	350,000	2,513,111

Short-Term Investment—7.9%
Security Description	Principal Amount*	Value

Repurchase Agreement —7.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $110,569,061 on 01/02/13, collateralized by $68,480,000 Federal National Mortgage Association at 4.375% due 10/15/15 with a value of $76,612,000; by $6,960,000 U.S. Treasury Note at 1.375% due 11/30/15 with a value of $7,171,514; by $29,035,000 U.S. Treasury Note at 0.250% due 10/15/15 with a value of $28,998,706.	110,569,000	$110,569,000

Total Short-Term Investment (Cost $110,569,000)		110,569,000

Total Investments—100.2% (Cost $1,276,676,000) (c)		1,412,678,251
Other assets and liabilities (net)—(0.2)%		(2,188,634)

Net Assets—100.0%		$1,410,489,617

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	Non-income producing security.
(c)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,278,693,701. The aggregate unrealized appreciation and depreciation of investments were $192,444,154 and $(58,459,604), respectively, resulting in net unrealized appreciation of $133,984,550 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Auto Components	$33,268,850	$—	$—	$33,268,850
Building Products	10,680,634	—	—	10,680,634
Capital Markets	12,909,022	—	—	12,909,022
Chemicals	88,554,429	5,913,990	—	94,468,419
Commercial Banks	3,583,638	—	—	3,583,638
Commercial Services & Supplies	31,050,580	—	—	31,050,580
Communications Equipment	22,413,450	—	—	22,413,450
Computers & Peripherals	28,144,717	—	—	28,144,717
Construction & Engineering	28,286,268	—	—	28,286,268
Diversified Consumer Services	16,956,576	—	—	16,956,576
Diversified Financial Services	12,173,510	19,574,105	—	31,747,615
Electrical Equipment	37,464,880	—	—	37,464,880
Electronic Equipment, Instruments & Components	108,242,403	—	—	108,242,403
Energy Equipment & Services	55,302,757	—	—	55,302,757
Food Products	36,812,747	—	—	36,812,747
Health Care Equipment & Supplies	39,568,921	—	—	39,568,921
Health Care Providers & Services	7,544,698	—	—	7,544,698
Health Care Technology	7,310,692	—	—	7,310,692
Hotels, Restaurants & Leisure	17,157,672	—	—	17,157,672
Household Durables	57,650,157	—	—	57,650,157
Insurance	131,325,045	—	—	131,325,045
IT Services	56,704,638	—	—	56,704,638
Leisure Equipment & Products	12,639,829	—	—	12,639,829
Machinery	98,983,823	10,545,964	—	109,529,787
Media	74,391,464	—	—	74,391,464
Metals & Mining	43,862,131	—	—	43,862,131
Oil, Gas & Consumable Fuels	60,493,800	—	—	60,493,800
Paper & Forest Products	12,922,824	—	—	12,922,824
Professional Services	26,425,740	—	—	26,425,740
Real Estate Investment Trusts	7,885,144	27,839,050	—	35,724,194
Software	23,981,306	—	—	23,981,306
Specialty Retail	22,727,905	—	—	22,727,905
Thrifts & Mortgage Finance	5,221,066	—	—	5,221,066
Total Common Stocks	1,232,641,316	63,873,109	—	1,296,514,425
Total Preferred Stock*	3,081,715	—	—	3,081,715
Total Investment Company Security	—	2,513,111	—	2,513,111
Total Short-Term Investment*	—	110,569,000	—	110,569,000
Total Investments	$1,235,723,031	$176,955,220	$—	$1,412,678,251

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)		$1,309,489,977
Affiliated investments at value (b)		103,188,274
Cash		116
Receivable for investments sold		667,075
Receivable for fund shares sold		213,976
Dividends receivable		787,293
Interest receivable		31
Other assets		2,678

Total Assets		1,414,349,420

Liabilities
Due to custodian (c)	$194
Payables for:
Investments purchased	1,003,031
Fund shares redeemed	1,700,642
Accrued Expenses:
Management fees	852,247
Distribution and service fees—Class B	108,402
Administration fees	6,938
Custodian and accounting fees	28,330
Deferred trustees’ fees	35,625
Other expenses	124,394

Total Liabilities		3,859,803

Net Assets		$1,410,489,617

Net assets represented by
Paid in surplus		$1,348,979,708
Accumulated net realized loss		(90,394,312)
Unrealized appreciation on investments, affiliated investments and foreign currency transactions		136,006,585
Undistributed net investment income		15,897,636

Net Assets		$1,410,489,617

Net Assets
Class A		$892,668,082
Class B		517,821,535
Capital Shares Outstanding*
Class A		55,628,022
Class B		32,491,483
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$16.05
Class B		15.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,175,938,733.
(b)	Identified cost of affiliated investments was $100,737,267.
(c)	Identified cost of cash denominated in foreign currencies due to custodian was $192.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$24,982,029
Dividends from affiliated investments		2,870,474
Interest		16,323

Total investment income		27,868,826
Expenses
Management fees	10,200,753
Administration fees	38,762
Custodian and accounting fees	164,043
Distribution and service fees—Class B	1,352,641
Audit and tax services	36,123
Legal	28,321
Trustees’ fees and expenses	28,816
Shareholder reporting	158,068
Insurance	4,379
Miscellaneous	6,629

Total expenses	12,018,535
Less management fee waiver	(192,911)

Net expenses	11,825,624

Net Investment Income		16,043,202

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		127,337,456
Affiliated Investments		(11,697,501)
Foreign currency transactions		(51,390)

Net realized gain		115,588,565

Net change in unrealized appreciation on:
Investments		61,336,122
Affiliated investments		35,471,847
Foreign currency transactions		14,978

Net change in unrealized appreciation		96,822,947

Net realized and unrealized gain		212,411,512

Net Increase in Net Assets From Operations		$228,454,714

(a)	Net of foreign withholding taxes of $314,004.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$16,043,202	$554,339
Net realized gain (loss)	115,588,565	(288,398)
Net change in unrealized appreciation (depreciation)	96,822,947	(133,954,692)

Net increase (decrease) in net assets resulting from operations	228,454,714	(133,688,751)

Distributions to Shareholders
From net investment income
Class A	—	(7,475,653)
Class B	—	(6,576,253)

Net decrease in net assets resulting from distributions	—	(14,051,906)

Net increase (decrease) in net assets from capital share transactions	(104,661,107)	214,013,502

Net Increase in Net Assets	123,793,607	66,272,845

Net Assets
Net assets at beginning of period	1,286,696,010	1,220,423,165

Net assets at end of period	$1,410,489,617	$1,286,696,010

Undistributed (distributions in excess of) net investment income at end of period	$15,897,636	$(27,409)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	3,849,836	$56,877,026	26,238,325	$405,388,145
Reinvestments	—	—	471,650	7,475,653
Redemptions	(3,866,156)	(59,207,138)	(9,636,855)	(151,112,282)

Net increase (decrease)	(16,320)	$(2,330,112)	17,073,120	$261,751,516

Class B
Sales	1,717,644	$25,293,544	4,576,453	$66,866,664
Reinvestments	—	—	415,955	6,576,253
Redemptions	(8,566,596)	(127,624,539)	(8,367,898)	(121,180,931)

Net decrease	(6,848,952)	$(102,330,995)	(3,375,490)	$(47,738,014)

Increase (decrease) derived from capital shares transactions		$(104,661,107)		$214,013,502

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.57	$15.04	$12.68	$10.29	$15.75

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.03	0.03	0.17	0.16
Net realized and unrealized gain (loss) on investments	2.29	(1.31)	2.51	2.50	(4.46)

Total from investment operations	2.48	(1.28)	2.54	2.67	(4.30)

Less Distributions
Distributions from net investment income	0.00	(0.19)	(0.18)	(0.16)	(0.15)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.12)	(1.01)

Total distributions	0.00	(0.19)	(0.18)	(0.28)	(1.16)

Net Asset Value, End of Period	$16.05	$13.57	$15.04	$12.68	$10.29

Total Return (%) (b)	18.28	(8.70)	20.15	26.82	(29.69)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	0.77	0.78	0.78	0.77
Ratio of net expenses to average net assets (%) (c)	0.76	0.77	0.78	0.78	0.77
Ratio of net investment income to average net assets (%)	1.29	0.17	0.22	1.62	1.18
Portfolio turnover rate (%)	46	48	11	13	40
Net assets, end of period (in millions)	$892.7	$755.1	$580.3	$727.2	$747.1

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$13.51	$14.99	$12.64	$10.25	$15.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	(0.02)	0.02	0.16	0.13
Net realized and unrealized gain (loss) on investments	2.29	(1.30)	2.48	2.48	(4.44)

Total from investment operations	2.43	(1.32)	2.50	2.64	(4.31)

Less Distributions
Distributions from net investment income	0.00	(0.16)	(0.15)	(0.13)	(0.11)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.12)	(1.01)

Total distributions	0.00	(0.16)	(0.15)	(0.25)	(1.12)

Net Asset Value, End of Period	$15.94	$13.51	$14.99	$12.64	$10.25

Total Return (%) (b)	17.99	(8.98)	19.90	26.45	(29.82)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.02	1.02	1.03	1.03	1.02
Ratio of net expenses to average net assets (%) (c)	1.01	1.02	1.03	1.03	1.02
Ratio of net investment income (loss) to average net assets (%)	0.96	(0.11)	0.15	1.46	0.92
Portfolio turnover rate (%)	46	48	11	13	40
Net assets, end of period (in millions)	$517.8	$531.6	$640.1	$549.9	$444.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Third Avenue Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus.

MIST-12

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Book-tax differences are primarily due to foreign currency transactions and Real Estate Investment Trust (REITs). These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Third Avenue Management LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$10,200,753	0.750%	First $1 Billion
	0.700%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $	1 Billion

An identical agreement was in place for the period January 1, 2012 through April 29, 2012. Amounts waived, if applicable, for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

MIST-13

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$564,824,714	$—	$572,340,492

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-14

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2012 is as follows:

Security Description	Number of shares held at December 31, 2011	Shares purchased	Shares sold	Number of shares held at December 31, 2012
Bel Fuse, Inc. - Class B	518,491	105,290	—	623,781
Cavco Industries, Inc.	787,653	—	(521,725)	265,928
Cross Country Healthcare, Inc.	2,070,515	—	(498,703)	1,571,812
Haverty Furniture Cos., Inc.	1,474,149	—	(1,474,149)	—
ICF International, Inc.	589,579	537,799	—	1,127,378
Skyline Corp.	769,501	—	(769,501)	—
Stanley Furniture Co., Inc.	2,930,178	—	(605,070)	2,325,108
Superior Industries International, Inc.	1,941,976	—	(311,150)	1,630,826

Security Description	Net Realized Gain/(Loss)	Return of Capital	Dividend Income	Ending Value as of December 31, 2012
Bel Fuse, Inc. - Class B	$—	$—	$159,918	$12,194,919
Cavco Industries, Inc.	9,633,597	—	—	13,291,081
Cross Country Healthcare, Inc.	(4,965,571)	—	—	7,544,698
Haverty Furniture Cos., Inc.	5,381,893	—	507,630	—
ICF International, Inc.	—	—	—	26,425,740
Skyline Corp.	(13,074,339)	—	—	—
Stanley Furniture Co., Inc.	(7,479,182)	—	—	10,462,986
Superior Industries International, Inc.	(1,193,899)	—	2,202,926	33,268,850

	$(11,697,501)	$—	$2,870,474	$103,188,274

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$—	$14,051,906	$—	$—	$—	$14,051,906

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
16,046,360	$—	$133,985,265	$(88,486,091)	$61,545,534

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $88,486,091.

9. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or

MIST-15

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-16

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Third Avenue Small Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Third Avenue Small Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Third Avenue Small Cap Value Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-19

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Third Avenue Small Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-20

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-21

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Third Avenue Small Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and three-year periods ended June 30, 2012, and outperformed its Lipper Index for the five-year period ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one-, three- and five-year periods ended October 31, 2012. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of market conditions on the Sub-Adviser’s investment style. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Third Avenue Small Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had previously negotiated a reduction to the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint and that the Adviser is waiving a corresponding portion of its advisory fee in order for shareholders to benefit from the additional breakpoint being implemented at the sub-advisory fee level. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin

MIST-22

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Third Avenue Small Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that

MIST-23

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-24

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-25

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Managed by Turner Investments, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the Turner Mid Cap Growth Portfolio returned 6.25% and 6.02%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 15.81% over the same period.

MARKET ENVIRONMENT / CONDITIONS

During the calendar year 2012, a number of macro issues such as the U.S. fiscal cliff of pending federal-spending cuts and tax increases, a weak European economy impaired by sovereign-debt problems, and the prospect of a hard landing by the pacesetting Chinese economy dominated the headlines. However, a closer look back on the year revealed that there were a number of positive economic developments including: improvement in home sales data, capital goods orders, and employment in the U.S. Given these counter balancing forces, investors elected to focus on the positive, as the stock market, represented by the S&P 500 Index, generated a double-digit return of 16.0% for the year.

From a style perspective, value stocks outperformed growth stocks across the market cap spectrum. More specifically, in the mid cap arena, the Russell Midcap Value Index (18.5%) outpaced the Russell Midcap Growth Index (15.8%) for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the 12-month period ending December 31, 2012, the results of the Portfolio, which focuses on investing in companies with above average earnings growth, trailed the results of the benchmark, the Russell Midcap Growth Index. On an absolute basis eight of the nine Global Industry Classification Standard (“GICS”) economic sectors in which the Portfolio was invested generated positive results during the period led by the Materials and Consumer Staples sectors. On a relative basis, the Information Technology (“IT”) and Consumer Discretionary sectors were the worst performing sectors. Weakness in these areas was partially offset by the outperformance of the Consumer Staples sector.

The Portfolio’s IT holdings detracted the most from relative results. A few names in the Portfolio that did not respond well to the slowing IT spending environment included SanDisk Corp. and ON Semiconductor Corp. Flash memory chip maker SanDisk traded lower after the company preannounced a reduction in its outlook due to weaker than expected pricing and demand for its chips. Despite SanDisk’s exposure to the growing smartphone market, a surplus of flash memory inventory has reduced the need for its chips. The IT slowdown also impacted the Semiconductor space and the Portfolio’s holding in ON Semiconductor, a silicon solutions provider for the Automotive, Industrial and Computing industries. Shares of ON Semiconductor were pressured as the company experienced a reduction in its revenues and income due to waning demand.

The Portfolio’s Consumer Discretionary holdings also underperformed in relative terms. Long-term holding Coach Inc. continued to lose ground coming off a challenging second quarter period. Shares of the largest U.S. luxury handbag maker fell after Coach reported a slowdown in their North American sales spiking fears the company could be losing market share in the U.S. We elected to sell the stock from the Portfolio and used the proceeds to add to our position in retailer Michael Kors Holdings Ltd, where we see better upside potential aided by their unit expansion and brand growth. During the period, Under Armour Inc., the maker of branded performance apparel, footwear, and accessories, failed to meet the lofty expectations that investors have come to expect. While the company’s revenues have increased from the previous year and it is seeing growth across all its business units, investors have become concerned on the slowing growth in its footwear business.

The Consumer Staples sector was the primary area of strength for the Portfolio as Green Mountain Coffee Roasters Inc. and Whole Foods Market Inc. both notched gains in excess of 30% for their respective holding periods. Green Mountain, the maker of the popular Keurig coffee maker system, reported a strong fiscal year 2012 on the strength of its brewer sales. However, the stock dropped significantly in early March after it was announced that Starbucks would be entering the single-cup coffee market and competing against Green Mountain for market share. The stock was sold from the Portfolio ahead of this news. The organic and natural food retailer Whole Foods, a holding in the Portfolio for all of 2012, continued to add value to the Portfolio highlighted by its robust same store sales and margins improvement. The company has done a nice job of reducing its debt, offering more affordable food options to consumers, and has shifted the focus back to its grass roots approach of providing healthier foods.

As growth investors we are focused on investing in companies that have earnings growth prospects that exceed the broader market and analysts’ estimates, and provide the potential for valuation expansion. To that end, we hold in the Portfolio only those stocks for which we have the strongest conviction. With that in mind, the Portfolio was overweight the IT and Financials sectors at period end. Within IT, we maintained an overweight position in Semiconductors on the strength of the mobile phone and tablet markets and we have increased the Portfolio’s Commercial Bank exposure within the Financials sector. On the other hand, we’re not finding as many

MIST-1

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Managed by Turner Investments, L.P.

Portfolio Manager Commentary*—(Continued)

compelling growth opportunities in the Industrials and Consumer Staples sectors, and were therefore underweighted to those sectors of the market.

Christopher McHugh

Portfolio Manager

Turner Investments, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

TURNER MID CAP GROWTH PORTFOLIO MANAGED BY

TURNER INVESTMENT, L.P. VS. RUSSELL MIDCAP GROWTH INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[3]
Turner Mid Cap Growth Portfolio
Class A	6.25	-0.79	5.53
Class B	6.02	-1.04	5.28
Russell Midcap Growth Index[1]	15.81	3.23	7.26

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A and Class B shares is 5/1/2004. Index returns are based on an inception date of 5/1/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Alexion Pharmaceuticals, Inc.	2.4
NXP Semiconductor N.V.	2.3
Affiliated Managers Group, Inc.	2.2
Eastman Chemical Co.	2.1
PPG Industries, Inc.	2.0
Wynn Resorts, Ltd.	2.0
CBRE Group, Inc. - Class A	1.9
Cavium, Inc.	1.9
TIBCO Software, Inc.	1.9
Concho Resources, Inc.	1.8

Top Sectors

% of Market Value of Total Investments
Information Technology	25.2
Consumer Discretionary	24.9
Health Care	11.5
Industrials	10.8
Financials	9.3
Energy	6.4
Materials	5.1
Consumer Staples	4.4
Cash & Cash Equivalents	1.5
Telecommunication Services	0.9

MIST-3

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Turner Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A	Actual	0.90%	$1,000.00	$1,009.70	$4.55
	Hypothetical*	0.90%	$1,000.00	$1,020.61	$4.57

Class B	Actual	1.15%	$1,000.00	$1,008.10	$5.80
	Hypothetical*	1.15%	$1,000.00	$1,019.36	$5.84

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.4%
BE Aerospace, Inc. (a)	51,800	$2,558,920

Airlines—1.5%
Delta Air Lines, Inc. (a)	221,990	2,635,021

Auto Components—1.4%
BorgWarner, Inc. (a) (b)	35,540	2,545,375

Automobiles—1.5%
Harley-Davidson, Inc.	55,260	2,698,898

Biotechnology—5.2%
Alexion Pharmaceuticals, Inc. (a)	45,200	4,240,212
ARIAD Pharmaceuticals, Inc. (a)	50,240	963,603
Onyx Pharmaceuticals, Inc. (a) (b)	20,460	1,545,344
Regeneron Pharmaceuticals, Inc. (a)	14,960	2,559,207

		9,308,366

Capital Markets—2.2%
Affiliated Managers Group, Inc. (a)	30,490	3,968,274

Chemicals—4.1%
Eastman Chemical Co.	56,360	3,835,298
PPG Industries, Inc.	26,020	3,521,807

		7,357,105

Commercial Banks—2.2%
First Republic Bank	60,280	1,975,978
Signature Bank (a)	28,570	2,038,184

		4,014,162

Communications Equipment—3.6%
Ciena Corp. (a) (b)	140,720	2,209,304
F5 Networks, Inc. (a)	30,136	2,927,712
Palo Alto Networks, Inc. (a) (b)	24,580	1,315,522

		6,452,538

Computers & Peripherals—1.9%
Fusion-io, Inc. (a) (b)	109,930	2,520,695
Stratasys, Ltd. (a)	10,220	819,133

		3,339,828

Construction & Engineering—1.3%
MasTec, Inc. (a) (b)	89,260	2,225,252

Containers & Packaging—1.0%
Crown Holdings, Inc. (a)	47,870	1,762,095

Diversified Financial Services—1.5%
IntercontinentalExchange, Inc. (a)	21,550	2,668,106

Electrical Equipment—1.4%
Roper Industries, Inc.	22,560	2,514,989

Electronic Equipment, Instruments & Components—1.2%
Trimble Navigation, Ltd. (a)	36,530	$2,183,763

Energy Equipment & Services—2.2%
FMC Technologies, Inc. (a)	53,470	2,290,120
Oil States International, Inc. (a)	23,920	1,711,237

		4,001,357

Food & Staples Retailing—3.4%
Kroger Co. (The)	121,650	3,165,333
Whole Foods Market, Inc.	32,470	2,965,485

		6,130,818

Food Products—0.9%
Hain Celestial Group, Inc. (The) (a) (b)	30,710	1,665,096

Health Care Equipment & Supplies—1.4%
Intuitive Surgical, Inc. (a)	4,930	2,417,524

Health Care Providers & Services—3.0%
Catamaran Corp. (a)	65,940	3,106,434
DaVita, Inc. (a)	20,880	2,307,866

		5,414,300

Hotels, Restaurants & Leisure—3.2%
Starwood Hotels & Resorts Worldwide, Inc.	39,710	2,277,766
Wynn Resorts, Ltd.	31,210	3,510,813

		5,788,579

Household Durables—1.8%
Toll Brothers, Inc. (a)	97,160	3,141,183

Insurance—1.5%
Brown & Brown, Inc.	102,690	2,614,487

Internet & Catalog Retail—1.1%
HomeAway, Inc. (a) (b)	89,380	1,966,360

Internet Software & Services—2.4%
LinkedIn Corp. - Class A (a)	26,260	3,015,173
MercadoLibre, Inc. (b)	16,950	1,331,762

		4,346,935

IT Services—1.6%
Cardtronics, Inc. (a)	122,510	2,908,387

Leisure Equipment & Products—0.8%
Polaris Industries, Inc.	17,870	1,503,761

Machinery—2.1%
Chart Industries, Inc. (a) (b)	14,780	985,383
Joy Global, Inc.	42,580	2,715,752

		3,701,135

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Media—1.4%
Liberty Global, Inc. - Class A (a)	38,530	$2,427,005

Oil, Gas & Consumable Fuels—4.2%
Cabot Oil & Gas Corp.	61,810	3,074,429
Cobalt International Energy, Inc. (a)	46,230	1,135,409
Concho Resources, Inc. (a)	40,360	3,251,402

		7,461,240

Pharmaceuticals—1.9%
Mylan, Inc. (a)	49,550	1,361,634
Perrigo Co. (b)	20,131	2,094,228

		3,455,862

Professional Services—1.9%
Equifax, Inc.	45,120	2,441,894
Robert Half International, Inc.	31,890	1,014,740

		3,456,634

Real Estate Management & Development—2.0%
CBRE Group, Inc. - Class A (a)	174,750	3,477,525

Road & Rail—1.3%
Genesee & Wyoming, Inc. - Class A (a)	30,810	2,344,025

Semiconductors & Semiconductor Equipment—8.7%
ASML Holding N.V. (b)	16,918	1,089,688
Avago Technologies, Ltd.	80,460	2,547,364
Broadcom Corp. - Class A (a)	69,520	2,308,759
Cavium, Inc. (a) (b)	107,170	3,344,776
NXP Semiconductor N.V. (a) (b)	159,380	4,202,850
Ultratech, Inc. (a)	55,790	2,080,967

		15,574,404

Software—5.8%
Allot Communications, Ltd. (a) (b)	93,970	1,674,545
Citrix Systems, Inc. (a)	46,030	3,026,473
Splunk, Inc. (a)	40,700	1,181,114
TIBCO Software, Inc. (a)	150,640	3,315,586
Workday, Inc. - Class A (a)	20,720	1,129,240

		10,326,958

Specialty Retail—6.7%
American Eagle Outfitters, Inc.	140,790	2,887,603
Dick’s Sporting Goods, Inc. (b)	40,080	1,823,239
GNC Holdings, Inc. - Class A	62,260	2,072,013
Tractor Supply Co.	32,100	2,836,356
Urban Outfitters, Inc. (a)	61,750	2,430,480

		12,049,691

Textiles, Apparel & Luxury Goods—7.0%
Lululemon Athletica, Inc. (a) (b)	15,770	1,202,147
Michael Kors Holdings, Ltd. (a)	61,470	3,136,814

Textiles, Apparel & Luxury Goods—(Continued)
Ralph Lauren Corp.	19,450	$2,915,944
Under Armour, Inc. - Class A (a) (b)	43,840	2,127,555
VF Corp.	20,940	3,161,312

		12,543,772

Wireless Telecommunication Services—0.9%
SBA Communications Corp. - Class A (a)	23,270	1,652,635

Total Common Stocks (Cost $160,588,555)		176,602,365

Short-Term Investments—15.9%

Mutual Fund—14.4%
State Street Navigator Securities Lending Prime Portfolio (c)	25,759,221	25,759,221

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $2,698,002 on 01/02/13, collateralized by $2,675,000 U.S. Treasury Note at 1.375% due 11/30/15 with a value of $2,756,293.	2,698,000	2,698,000

Total Short-Term Investments (Cost $28,457,221)		28,457,221

Total Investments—114.5% (Cost $189,045,776) (d)		205,059,586
Other assets and liabilities (net)—(14.5)%		(26,028,975)

Net Assets—100.0%		$179,030,611

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $25,745,718 and the collateral received consisted of cash in the amount of $25,759,221. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $189,411,575. The aggregate unrealized appreciation and depreciation of investments were $20,204,843 and $(4,556,832), respectively, resulting in net unrealized appreciation of $15,648,011 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$176,602,365	$—	$—	$176,602,365
Short-Term Investments
Mutual Fund	25,759,221	—	—	25,759,221
Repurchase Agreement	—	2,698,000	—	2,698,000
Total Short-Term Investments	25,759,221	2,698,000	—	28,457,221
Total Investments	$202,361,586	$2,698,000	$—	$205,059,586

Collateral for securities loaned (Liability)	$—	$(25,759,221)	$—	$(25,759,221)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$205,059,586
Cash		177
Receivable for fund shares sold		950
Dividends receivable		1,851

Total Assets		205,062,564

Liabilities
Payables for:
Fund shares redeemed	$38,181
Collateral for securities loaned	25,759,221
Accrued Expenses:
Management fees	120,102
Distribution and service fees—Class B	20,655
Administration fees	1,284
Custodian and accounting fees	4,990
Deferred trustees’ fees	35,625
Other expenses	51,895

Total Liabilities		26,031,953

Net Assets		$179,030,611

Net assets represented by
Paid in surplus		$128,811,673
Accumulated net realized gain		34,240,754
Unrealized appreciation on investments		16,013,810
Accumulated net investment loss		(35,626)

Net Assets		$179,030,611

Net Assets
Class A		$80,579,763
Class B		98,450,848
Capital Shares Outstanding*
Class A		7,010,122
Class B		8,782,921
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$11.49
Class B		11.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $189,045,776.
(b)	Includes securities loaned at value of $25,745,718.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends		$1,834,528
Interest		309
Securities lending income		78,875

Total investment income		1,913,712
Expenses
Management fees	$1,780,132
Administration fees	7,200
Custodian and accounting fees	29,986
Distribution and service fees—Class B	262,901
Audit and tax services	36,123
Legal	28,321
Trustees’ fees and expenses	28,816
Shareholder reporting	45,449
Insurance	1,025
Miscellaneous	8,146

Total expenses	2,228,099
Less broker commission recapture	(91,587)

Net expenses	2,136,512

Net Investment Loss		(222,800)

Net Realized and Unrealized Gain
Net realized gain on investments		34,531,118

Net change in unrealized depreciation on investments		(8,700,871)

Net realized and unrealized gain		25,830,247

Net Increase in Net Assets From Operations		$25,607,447

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(222,800)	$(934,998)
Net realized gain	34,531,118	81,224,991
Net change in unrealized depreciation	(8,700,871)	(93,282,097)

Net increase (decrease) in net assets resulting from operations	25,607,447	(12,992,104)

Distributions to Shareholders
From net realized capital gains
Class A	(31,068,315)	—
Class B	(17,451,161)	—

Net decrease in net assets resulting from distributions	(48,519,476)	—

Net decrease in net assets from capital share transactions	(81,693,198)	(97,958,093)

Net Decrease in Net Assets	(104,605,227)	(110,950,197)

Net Assets
Net assets at beginning of period	283,635,838	394,586,035

Net assets at end of period	$179,030,611	$283,635,838

Accumulated net investment loss at end of period	$(35,626)	$(25,067)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	410,647	$4,906,414	3,342,422	$50,732,798
Reinvestments	2,548,672	31,068,315	—	—
Redemptions	(10,016,352)	(123,201,651)	(10,137,225)	(153,973,309)

Net decrease	(7,057,033)	$(87,226,922)	(6,794,803)	$(103,240,511)

Class B
Sales	1,158,822	$13,709,760	2,303,222	$31,745,386
Reinvestments	1,465,253	17,451,161	—	—
Redemptions	(2,149,992)	(25,627,197)	(1,937,151)	(26,462,968)

Net increase	474,083	$5,533,724	366,071	$5,282,418

Decrease derived from capital shares transactions		$(81,693,198)		$(97,958,093)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Period	$12.77	$13.76	$10.80	$7.32		$15.33

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.03)	(0.01)	0.00	(b)	0.01
Net realized and unrealized gain (loss) on investments	0.92	(0.96)	2.97	3.48		(6.88)

Total from investment operations	0.91	(0.99)	2.96	3.48		(6.87)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00		(0.00	)(c)
Distributions from net realized capital gains	(2.19)	0.00	0.00	0.00		(1.14)

Total distributions	(2.19)	0.00	0.00	0.00		(1.14)

Net Asset Value, End of Period	$11.49	$12.77	$13.76	$10.80		$7.32

Total Return (%) (d)	6.25	(7.19)	27.41	47.54		(48.14)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.88	0.84	0.84	0.84		0.82
Ratio of net expenses to average net assets (%) (e)	0.88	0.84	0.84	0.83		0.77
Ratio of net investment income (loss) to average net assets (%)	(0.04)	(0.20)	(0.05)	0.06		0.06
Portfolio turnover rate (%)	127	110	103	100		158
Net assets, end of period (in millions)	$80.6	$179.6	$287.1	$352.2		$246.8

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.52	$13.53	$10.64	$7.23	$15.20

Income (Loss) from Investment Operations
Net investment loss (a)	(0.02)	(0.06)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	0.90	(0.95)	2.92	3.43	(6.81)

Total from investment operations	0.88	(1.01)	2.89	3.41	(6.83)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(2.19)	0.00	0.00	0.00	(1.14)

Total distributions	(2.19)	0.00	0.00	0.00	(1.14)

Net Asset Value, End of Period	$11.21	$12.52	$13.53	$10.64	$7.23

Total Return (%) (d)	6.02	(7.46)	27.16	47.16	(48.30)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.13	1.09	1.09	1.09	1.07
Ratio of net expenses to average net assets (%) (e)	1.13	1.09	1.09	1.08	1.02
Ratio of net investment loss to average net assets (%)	(0.17)	(0.42)	(0.23)	(0.20)	(0.20)
Portfolio turnover rate (%)	127	110	103	100	158
Net assets, end of period (in millions)	$98.5	$104.1	$107.5	$77.3	$50.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income was less than $0.01.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Turner Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-12

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, net operating losses, return of capital adjustments and Real Estate Investment Trusts (REITs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Turner Investments, L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

MIST-13

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$1,780,132	0.800%	First $300 Million
	0.700%	Over $300 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $	400 Million

An identical agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived, if applicable, for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$274,865,747	$—	$400,758,463

The Portfolio engaged in security transactions with other accounts managed by Turner Investment Partners, L.P. that amounted to $28,606,036 in sales of investments which are included above.

MIST-14

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$—	$—	$48,519,476	$—	$48,519,476	$—

There were no distributions paid for the year ending December 31, 2011.

As of December 31, 2012, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$—	$34,606,552	$15,648,011	$—	$50,254,563

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2012, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-15

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

9. Subsequent Events

At a meeting held on November 12-13, 2012, the Board approved the acquisition of the Portfolio by the BlackRock Aggressive Portfolio (“BlackRock Aggressive”), a portfolio of Metropolitan Series Fund, subject to the approval of shareholders of the Portfolio. On or about February 22, 2013, the shareholders of the Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Portfolio by BlackRock Aggressive in exchange for shares of BlackRock Aggressive and the assumption by BlackRock Aggressive of the liabilities of the Portfolio. If approved by shareholders, it is anticipated that the reorganization will close on or about April 29, 2013.

MIST-16

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Turner Mid Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Turner Mid Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Turner Mid Cap Growth Portfolio of Met Investors Series Trust, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2013

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89

Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit

Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-19

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Turner Mid Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-20

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-21

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Turner Mid Cap Growth Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three- and five-year periods ended October 31, 2012. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions on the Sub-Adviser’s investment style. The Board considered that it was proposed that the Portfolio be reorganized into the BlackRock Aggressive Growth Portfolio, a series of MSF, effective on or about April 29, 2013. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Turner Mid Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the Expense Group median, above the Expense Universe median, and below the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this

MIST-22

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Turner Mid Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

MIST-23

Met Investors Series Trust

Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-24

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-25

Met Investors Series Trust

Van Kampen Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2012, the Class A and B shares of the Van Kampen Comstock Portfolio returned 18.76% and 18.43%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 17.51% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The year 2012 began with improving economic data in the U.S. and a rally in equities that continued almost uninterrupted into the spring. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets. This negative news from overseas precipitated a slowdown in the U.S., where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid until late in the year, financial markets were influenced negatively by these weakening economic data. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the U.S. Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Near year-end, market psychology turned negative—first, due to uncertainty about the outcome of the presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the so-called “fiscal cliff” —a variety of tax increases and spending cuts scheduled to take effect in January 2013.

All sectors of the Russell 1000 Value index were positive for the period, with many sectors providing double digit returns.

PORTFOLIO REVIEW / PERIOD END POSITIONING

On the positive side, a significant overweight position and strong stock selection in the Consumer Discretionary sector was one of the largest contributors to Portfolio performance. The Portfolio’s main Consumer Discretionary exposure was in the Media Companies industry, with holdings such as Comcast Corp., Time Warner Cable Inc. and News Corp. contributing the most within this industry. Comcast, a top cable provider that is well positioned to take advantage of secular changes in broadband and content delivery, exhibited significant free cash flow generation, enabling the company to return capital to investors in terms of buying back company stock at attractive valuations. Strong stock selection within Financials contributed to performance. Allstate Corp., Citigroup Inc. and Bank of New York Mellon Corp. were the top performers within this sector, posting strong returns for the period. Citigroup is trading at attractive valuations, despite the strong performance over the period and has a strong capital and reserve position. Stock selection within Industrials enhanced performance, as well. Textron Inc. was a clear contributor, posting over 30% returns for the period. Having a material underweight to Utilities also boosted relative performance for the quarter, as this was the worst performing sector within the Russell 1000 Value for the period. The Portfolio has long been underweight Utilities, as valuations have not been attractive, overall, due to investors’ desire for yield, driving up stock prices in this sector. Stock selection within Consumer Staples also helped performance, followed by strong stock selection within Materials. Notably, International Paper Co., boosted performance on both an absolute and relative basis, as the company experienced continued revenue growth through the period and successfully implemented price increases.

On the negative side, unfavorable stock selection within Energy detracted from performance. Select holdings such as Weatherford International Ltd. (Switzerland), Royal Dutch Shell (United Kingdom) and Halliburton Co. were large detractors within the sector. Weatherford International continues to deal with an unfavorable drilling and service environment, as well as working through issues with internal accounting controls. Weak stock selection within Healthcare, specifically, within Pharmaceuticals, also acted as a large detractor to relative performance for the year. Specifically, Bristol-Myers Squibb Co. and Glaxosmithkline (United Kingdom) were poor performers for the period, as these stocks provided negative to flat returns for the period. A material overweight to and stock selection within Information technology (“IT”) hampered performance, as well. Hewlett-Packard Co. and Microsoft Corp. were large detractors within this sector. Investors continue to be concerned with Hewlett-Packard over the short-term for changes in management and resulting inconsistent strategic plans. Stock selection and an underweight to Telecommunications detracted from relative performance. Vodafone Group (United Kingdom) disappointed investors with a negative return for the year, based on poor financials. Not owning Sprint Nextel Corp. (not owned in the Portfolio) was a large detractor, as the stock experienced outsized returns, performing over 140% for the year.

The Portfolio used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a slight negative impact on the Portfolio’s performance relative to the Russell 1000 Value Index for the reporting period.

During the year, management trimmed select holdings in IT Services, Insurance, Media and Consumer Staples based on valuations. Towards the end of the reporting period, we added to select holdings in IT Equipment and Energy on weakness and initiated positions in a Food & Beverage company, an Oil/Gas Exploration and Production company and a holding in Consumer Durables.

As value managers, we point to the very low earnings expectations that characterize most holdings in the Portfolio. We believe the low

MIST-1

Met Investors Series Trust

Van Kampen Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

earnings expectations, combined with historically attractive valuations, could potentially provide downside protection in a volatile equity market. Although recent market volatility has created challenges, it has also created investment opportunities as companies have become more attractively valued.

Kevin Holt

Devin Armstrong

Jason Leder

Matthew Seinsheimer

Jay Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Van Kampen Comstock Portfolio

VAN KAMPEN COMSTOCK PORTFOLIO MANAGED BY

INVESCO ADVISERS, INC. VS. RUSSELL 1000 VALUE INDEX1

AVERAGE ANNUAL RETURN2 (%) (FOR THE YEAR ENDED DECEMBER 31, 2012)

	1 Year	5 Year	Since Inception[3]
Van Kampen Comstock Portfolio
Class A	18.76	1.94	3.74
Class B	18.43	1.68	3.49
Russell 1000 Value Index[1]	17.51	0.59	4.18

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A and Class B shares is 5/2/2005. Index returns are based on an inception date of 5/2/2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2012

Top Holdings

% of Net Assets
Citigroup, Inc.	3.9
JPMorgan Chase & Co.	3.3
Pfizer, Inc.	2.5
Comcast Corp. - Class A	2.4
Allstate Corp. (The)	2.4
Time Warner Cable, Inc.	2.4
Microsoft Corp.	2.3
BP plc(ADR)	2.2
Bank of New York Mellon Corp. (The)	2.2
Wells Fargo & Co.	2.2

Top Sectors

% of Market Value of Total Investments
Financials	23.0
Consumer Discretionary	16.3
Health Care	14.6
Energy	14.0
Information Technology	10.1
Industrials	6.2
Consumer Staples	6.1
Materials	2.9
Telecommunication Services	2.4
Utilities	2.3

MIST-3

Met Investors Series Trust

Van Kampen Comstock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Kampen Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period** July 1, 2012 to December 31, 2012
Class A(a)	Actual	0.58%	$1,000.00	$1,094.40	$3.05
	Hypothetical*	0.58%	$1,000.00	$1,022.22	$2.95

Class B(a)	Actual	0.83%	$1,000.00	$1,092.60	$4.37
	Hypothetical*	0.83%	$1,000.00	$1,020.96	$4.22

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Van Kampen Comstock Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.4%
Honeywell International, Inc.	245,616	$15,589,247
Textron, Inc. (a)	543,682	13,477,877

		29,067,124

Automobiles—2.1%
General Motors Co. (b)	1,543,361	44,495,098

Capital Markets—4.9%
Bank of New York Mellon Corp. (The)	1,856,319	47,707,398
Goldman Sachs Group, Inc. (The)	167,392	21,352,524
Morgan Stanley	1,170,210	22,374,415
State Street Corp.	256,573	12,061,497

		103,495,834

Commercial Banks—5.4%
Fifth Third Bancorp.	1,471,036	22,345,037
PNC Financial Services Group, Inc.	524,050	30,557,356
U.S. Bancorp.	457,497	14,612,454
Wells Fargo & Co.	1,365,925	46,687,316

		114,202,163

Communications Equipment—1.1%
Cisco Systems, Inc.	1,214,399	23,862,940

Computers & Peripherals—1.5%
Hewlett-Packard Co.	2,243,299	31,967,011

Diversified Financial Services—8.8%
Bank of America Corp.	2,982,474	34,596,698
Citigroup, Inc.	2,117,973	83,787,012
JPMorgan Chase & Co.	1,586,320	69,750,491

		188,134,201

Diversified Telecommunication Services—1.5%
AT&T, Inc.	347,387	11,710,416
Verizon Communications, Inc.	477,650	20,667,915

		32,378,331

Electric Utilities—2.3%
FirstEnergy Corp.	420,630	17,565,509
PPL Corp.	1,089,303	31,186,745

		48,752,254

Electrical Equipment—1.2%
Emerson Electric Co.	498,841	26,418,619

Electronic Equipment, Instruments & Components —1.3%
Corning, Inc.	2,141,946	27,031,358

Energy Equipment & Services—4.5%
Halliburton Co.	1,247,846	43,287,778
Noble Corp.	316,566	11,022,828
Weatherford International, Ltd. (b)	3,776,221	42,255,913

		96,566,519

Food & Staples Retailing—2.0%
CVS Caremark Corp.	743,164	$35,931,979
Wal-Mart Stores, Inc.	92,487	6,310,388

		42,242,367

Food Products—3.8%
Archer-Daniels-Midland Co.	525,942	14,405,551
Kraft Foods Group, Inc.	208,135	9,463,898
Mondelez International, Inc. - Class A	749,624	19,092,923
Tyson Foods, Inc. - Class A	615,507	11,940,836
Unilever N.V. (a)	684,512	26,216,810

		81,120,018

Health Care Providers & Services—3.7%
Cardinal Health, Inc.	430,244	17,717,448
UnitedHealth Group, Inc.	737,624	40,008,726
WellPoint, Inc.	360,841	21,982,433

		79,708,607

Hotels, Restaurants & Leisure—1.0%
Carnival Corp.	564,548	20,758,430

Household Durables—0.5%
Newell Rubbermaid, Inc.	455,330	10,140,199

Household Products—0.4%
Procter & Gamble Co. (The)	116,855	7,933,286

Industrial Conglomerates—2.1%
General Electric Co.	2,158,248	45,301,625

Insurance—4.0%
Aflac, Inc.	167,640	8,905,037
Allstate Corp. (The)	1,273,057	51,138,700
Travelers Cos., Inc. (The)	350,410	25,166,446

		85,210,183

Internet Software & Services—3.4%
eBay, Inc. (b)	694,015	35,408,645
Yahoo!, Inc. (b)	1,829,137	36,399,827

		71,808,472

Machinery—1.5%
Ingersoll-Rand plc	676,035	32,422,639

Media—9.5%
Comcast Corp. - Class A	1,378,017	51,510,275
News Corp. - Class B (a)	1,376,894	36,129,699
Time Warner Cable, Inc.	521,924	50,725,793
Time Warner, Inc.	370,084	17,701,118
Viacom, Inc. - Class B	884,620	46,654,859

		202,721,744

Metals & Mining—1.1%
Alcoa, Inc. (a)	2,681,883	23,278,744

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Van Kampen Comstock Portfolio

Schedule of Investments as of December 31, 2012

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—1.3%
Kohl’s Corp.	249,646	$10,729,785
Target Corp.	298,286	17,649,583

		28,379,368

Oil, Gas & Consumable Fuels—9.4%
BP plc (ADR)	1,149,314	47,857,435
Chevron Corp.	280,002	30,279,416
Murphy Oil Corp. (a)	602,779	35,895,490
Occidental Petroleum Corp.	289,484	22,177,369
QEP Resources, Inc.	896,077	27,124,251
Royal Dutch Shell plc (ADR)	550,293	37,942,702

		201,276,663

Paper & Forest Products—1.9%
International Paper Co.	997,695	39,748,169

Pharmaceuticals—10.8%
Bristol-Myers Squibb Co.	1,193,602	38,899,489
GlaxoSmithKline plc (ADR)	503,570	21,890,188
Merck & Co., Inc.	1,058,976	43,354,477
Novartis AG	360,419	22,818,673
Pfizer, Inc.	2,096,267	52,574,376
Roche Holding AG (ADR)	403,516	20,377,558
Sanofi (ADR)	661,623	31,347,698

		231,262,459

Semiconductors & Semiconductor Equipment—0.6%
Intel Corp.	588,798	12,146,903

Software—2.3%
Microsoft Corp.	1,804,278	48,228,351

Specialty Retail—1.9%
Lowe’s Cos., Inc.	812,233	28,850,516
Staples, Inc. (a)	1,111,286	12,668,661

		41,519,177

Wireless Telecommunication Services—0.9%
Vodafone Group plc (ADR)	735,135	18,518,051

Total Common Stocks (Cost $1,840,684,587)		2,090,096,907

Short-Term Investments—5.1%

Mutual Fund—3.0%
State Street Navigator Securities Lending Prime Portfolio (c)	65,116,203	65,116,203

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/12 at 0.010% to be repurchased at $44,343,025 on 01/02/13, collateralized by $16,465,000 Federal Home Loan Mortgage Corp. at 0.420% due 06/19/15 with a value of $16,465,000; by $28,695,000 U.S. Treasury Note at 0.375% due 06/15/15 with a value of $28,766,738.	44,343,000	$44,343,000

Total Short-Term Investments (Cost $109,459,203)		109,459,203

Total Investments—103.2% (Cost $1,950,143,790) (d)		2,199,556,110
Other assets and liabilities (net)—(3.2)%		(68,181,827)

Net Assets—100.0%		$2,131,374,283

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2012, the market value of securities loaned was $64,967,491 and the collateral received consisted of cash in the amount of $65,116,203. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2012, the aggregate cost of investments for federal income tax purposes was $1,970,127,957. The aggregate unrealized appreciation and depreciation of investments were $318,039,862 and $(88,611,709), respectively, resulting in net unrealized appreciation of $229,428,153 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Van Kampen Comstock Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$29,067,124	$—	$—	$29,067,124
Automobiles	44,495,098	—	—	44,495,098
Capital Markets	103,495,834	—	—	103,495,834
Commercial Banks	114,202,163	—	—	114,202,163
Communications Equipment	23,862,940	—	—	23,862,940
Computers & Peripherals	31,967,011	—	—	31,967,011
Diversified Financial Services	188,134,201	—	—	188,134,201
Diversified Telecommunication Services	32,378,331	—	—	32,378,331
Electric Utilities	48,752,254	—	—	48,752,254
Electrical Equipment	26,418,619	—	—	26,418,619
Electronic Equipment, Instruments & Components	27,031,358	—	—	27,031,358
Energy Equipment & Services	96,566,519	—	—	96,566,519
Food & Staples Retailing	42,242,367	—	—	42,242,367
Food Products	81,120,018	—	—	81,120,018
Health Care Providers & Services	79,708,607	—	—	79,708,607
Hotels, Restaurants & Leisure	20,758,430	—	—	20,758,430
Household Durables	10,140,199	—	—	10,140,199
Household Products	7,933,286	—	—	7,933,286
Industrial Conglomerates	45,301,625	—	—	45,301,625
Insurance	85,210,183	—	—	85,210,183
Internet Software & Services	71,808,472	—	—	71,808,472
Machinery	32,422,639	—	—	32,422,639
Media	202,721,744	—	—	202,721,744
Metals & Mining	23,278,744	—	—	23,278,744
Multiline Retail	28,379,368	—	—	28,379,368
Oil, Gas & Consumable Fuels	201,276,663	—	—	201,276,663
Paper & Forest Products	39,748,169	—	—	39,748,169
Pharmaceuticals	208,443,786	22,818,673	—	231,262,459
Semiconductors & Semiconductor Equipment	12,146,903	—	—	12,146,903
Software	48,228,351	—	—	48,228,351
Specialty Retail	41,519,177	—	—	41,519,177
Wireless Telecommunication Services	18,518,051	—	—	18,518,051
Total Common Stocks	2,067,278,234	22,818,673	—	2,090,096,907

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Van Kampen Comstock Portfolio

Schedule of Investments as of December 31, 2012

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Fund	$65,116,203	$—	$—	$65,116,203
Repurchase Agreement	—	44,343,000	—	44,343,000
Total Short-Term Investments	65,116,203	44,343,000	—	109,459,203
Total Investments	$2,132,394,437	$67,161,673	$—	$2,199,556,110

Collateral for securities loaned (Liability)	$—	$(65,116,203)	$—	$(65,116,203)
Forward Contracts
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$280,879	$—	$280,879
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(3,711,657)	—	(3,711,657)
Total Forward Contracts	$—	$(3,430,778)	$—	$(3,430,778)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Van Kampen Comstock Portfolio

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments at value (a)(b)		$2,199,556,110
Cash		89
Cash denominated in foreign currencies (c)		177
Receivable for fund shares sold		152,048
Dividends receivable		3,170,026
Unrealized appreciation on forward foreign currency exchange contracts		280,879
Other assets		3,988

Total Assets		2,203,163,317
Liabilities
Payables for:
Investments purchased	$1,285,092
Fund shares redeemed	372,314
Unrealized depreciation on forward foreign currency exchange contracts	3,711,657
Collateral for securities loaned	65,116,203
Accrued Expenses:
Management fees	1,000,053
Distribution and service fees— Class B	128,131
Administration fees	10,310
Custodian and accounting fees	20,715
Deferred trustees’ fees	35,625
Other expenses	108,934

Total Liabilities		71,789,034

Net Assets		$2,131,374,283

Net assets represented by
Paid in surplus		$2,302,929,659
Accumulated net realized loss		(451,787,584)
Unrealized appreciation on investments and foreign currency transactions		245,981,542
Undistributed net investment income		34,250,666

Net Assets		$2,131,374,283

Net Assets
Class A		$1,524,229,226
Class B		607,145,057
Capital Shares Outstanding*
Class A		139,831,418
Class B		55,935,795
Net Asset Value, Offering Price and Redemption Price Per Share
Class A		$10.90
Class B		10.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,950,143,790.
(b)	Includes securities loaned at value of $64,967,491.
(c)	Identified cost of cash denominated in foreign currencies was $174.

Statement of Operations

Year Ended December 31, 2012

Investment Income
Dividends (a)		$51,662,597
Interest		7,423
Securities lending income		392,554

Total investment income		52,062,574
Expenses
Management fees	$11,994,371
Administration fees	58,002
Custodian and accounting fees	169,110
Distribution and service fees—Class B	1,482,873
Audit and tax services	36,123
Legal	28,320
Trustees’ fees and expenses	28,816
Shareholder reporting	159,186
Insurance	7,709
Miscellaneous	8,318

Total expenses	13,972,828
Less management fee waiver	(297,509)

Net expenses	13,675,319

Net Investment Income		38,387,255

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments		150,708,433
Foreign currency transactions		(3,550,653)

Net realized gain		147,157,780

Net change in unrealized appreciation (depreciation) on:
Investments		176,377,387
Foreign currency transactions		(3,430,778)

Net change in unrealized appreciation		172,946,609

Net realized and unrealized gain		320,104,389

Net Increase in Net Assets From Operations		$358,491,644

(a)	Net of foreign withholding taxes of $738,270.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Van Kampen Comstock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
Operations
Net investment income	$38,387,255	$30,846,156
Net realized gain	147,157,780	112,949,850
Net change in unrealized appreciation (depreciation)	172,946,609	(221,232,096)

Net increase (decrease) in net assets resulting from operations	358,491,644	(77,436,090)

Distributions to Shareholders
From net investment income
Class A	(23,206,545)	(11,390,619)
Class B	(7,530,053)	(6,595,624)

Net decrease in net assets resulting from distributions	(30,736,598)	(17,986,243)

Net increase (decrease) in net assets from capital share transactions	(158,108,847)	646,587,034

Net Increase in Net Assets	169,646,199	551,164,701

Net Assets
Net assets at beginning of period	1,961,728,084	1,410,563,383

Net assets at end of period	$2,131,374,283	$1,961,728,084

Undistributed net investment income at end of period	$34,250,666	$30,473,719

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	2,850,112	$28,861,743	70,473,823	$718,371,185
Reinvestments	2,297,678	23,206,545	1,131,144	11,390,619
Redemptions	(16,197,303)	(168,067,245)	(7,413,049)	(70,355,378)

Net increase (decrease)	(11,049,513)	$(115,998,957)	64,191,918	$659,406,426

Class B
Sales	7,046,652	$69,486,777	9,384,811	$89,864,026
Reinvestments	747,029	7,530,053	656,935	6,595,624
Redemptions	(11,675,121)	(119,126,720)	(11,448,805)	(109,279,042)

Net decrease	(3,881,440)	$(42,109,890)	(1,407,059)	$(12,819,392)

Increase (decrease) derived from capital shares transactions		$(158,108,847)		$646,587,034

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Van Kampen Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.32	$9.55	$8.43	$6.85	$11.26

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.17	0.13	0.13	0.21
Net realized and unrealized gain (loss) on investments	1.55	(0.27)	1.14	1.64	(4.06)

Total from investment operations	1.74	(0.10)	1.27	1.77	(3.85)

Less Distributions
Distributions from net investment income	(0.16)	(0.13)	(0.15)	(0.19)	(0.19)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.37)

Total distributions	(0.16)	(0.13)	(0.15)	(0.19)	(0.56)

Net Asset Value, End of Period	$10.90	$9.32	$9.55	$8.43	$6.85

Total Return (%) (b)	18.76	(1.17)	15.12	26.89	(35.79)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.60	0.61	0.64	0.64	0.61
Ratio of net expenses to average net assets (%)(c)	0.58	0.61	0.64	0.64	0.61
Ratio of net investment income to average net assets (%)	1.90	1.81	1.51	1.95	2.35
Portfolio turnover rate (%)	17	25	29	44	40
Net assets, end of period (in millions)	$1,524.2	$1,406.5	$828.0	$782.7	$1,257.6

	Class B
	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.28	$9.52	$8.41	$6.83	$11.22

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.14	0.11	0.10	0.19
Net realized and unrealized gain (loss) on investments	1.53	(0.27)	1.13	1.65	(4.04)

Total from investment operations	1.70	(0.13)	1.24	1.75	(3.85)

Less Distributions
Distributions from net investment income	(0.13)	(0.11)	(0.13)	(0.17)	(0.17)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.37)

Total distributions	(0.13)	(0.11)	(0.13)	(0.17)	(0.54)

Net Asset Value, End of Period	$10.85	$9.28	$9.52	$8.41	$6.83

Total Return (%) (b)	18.43	(1.48)	14.85	26.57	(35.91)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	0.86	0.89	0.89	0.86
Ratio of net expenses to average net assets (%)(c)	0.83	0.86	0.89	0.89	0.86
Ratio of net investment income to average net assets (%)	1.65	1.50	1.28	1.39	2.10
Portfolio turnover rate (%)	17	25	29	44	40
Net assets, end of period (in millions)	$607.1	$555.3	$582.6	$505.8	$107.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Van Kampen Comstock Portfolio

Notes to Financial Statements—December 31, 2012

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-six portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Van Kampen Comstock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses and such expenses are allocated to that Class.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2012 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees (the “Board” or “Trustees”) of the Portfolio. Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite mean quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a securities exchange are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and valuation adjustments are not applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Van Kampen Comstock Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are generally categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of the Adviser. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next quarterly board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly.

On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter and 2) a list of the Portfolio’s securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Van Kampen Comstock Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions and return of capital adjustment. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2012 is reflected as securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Invesco Advisers, Inc. (the “Subadvisor”), for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2012	% per annum	Average Daily Net Assets
$11,994,371	0.650%	First $500 Million
	0.600%	$500 Million to $1 Billion
	0.525%	Over $1 Billion

MIST-14

Met Investors Series Trust

Van Kampen Comstock Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period January 1, 2012 through April 29, 2012. Amounts waived, if applicable, for the year ended December 31, 2012 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2012 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2012 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$—	$341,583,971	$—	$444,539,249

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $672,334 in purchases and $2,771,275 in sales of investments which are included above.

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

MIST-15

Met Investors Series Trust

Van Kampen Comstock Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

At December 31, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$280,879	Unrealized depreciation on forward foreign currency exchange contracts	$(3,711,657)

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(4,367,626)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(3,430,778)

For the year ended December 31, 2012, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Forward foreign currency transactions	$210,219,835

(a)	Averages are based on activity levels during 2012.

6. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		In Exchange for U.S.$	Unrealized Appreciation
01/15/13	State Street Bank and Trust	1,921,294	CHF	$2,061,461	$39,590
01/15/13	Mellon Bank N.A.	5,603,855	EUR	7,230,654	166,915
01/15/13	State Street Bank and Trust	2,909,147	GBP	4,651,237	74,374

Net Unrealized Appreciation					$280,879

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Depreciation
01/15/13	Citibank N.A.	10,140,799	CHF	$10,896,586	$(192,991)
01/15/13	Mellon Bank N.A.	10,117,228	CHF	10,871,258	(192,542)
01/15/13	State Street Bank and Trust	14,164,119	CHF	15,219,843	(269,477)
01/15/13	Canadian Imperial Bank of Commerce	16,776,438	EUR	21,687,589	(458,748)
01/15/13	Citibank N.A.	18,789,611	EUR	24,293,746	(510,152)
01/15/13	Mellon Bank N.A.	13,458,435	EUR	17,399,536	(366,753)
01/15/13	State Street Bank and Trust	19,729,092	EUR	25,508,434	(535,660)

MIST-16

Met Investors Series Trust

Van Kampen Comstock Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

Settlement Date	Counterparty	Contracts to Deliver		In Exchange for U.S.$	Unrealized Depreciation
01/15/13	Canadian Imperial Bank of Commerce	17,964,050	GBP	$28,749,217	$(431,539)
01/15/13	Citibank N.A.	9,314,693	GBP	14,909,070	(221,693)
01/15/13	Mellon Bank N.A.	13,215,775	GBP	21,151,517	(316,154)
01/15/13	State Street Bank and Trust	9,048,559	GBP	14,482,508	(215,948)

Net Unrealized Depreciation					$(3,711,657)

(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2012 and 2011 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2012	2011	2012	2011	2012	2011
$30,736,598	$17,986,243	$—	$—	$30,736,598	$17,986,243

As of December 31, 2012, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$30,855,514	$—	$229,428,153	$(431,803,416)	$(171,519,749)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2012, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $431,803,416.

MIST-17

Met Investors Series Trust

Van Kampen Comstock Portfolio

Notes to Financial Statements—December 31, 2012—(Continued)

10. Recent Accounting Pronouncements

In December 2011, Financial Accounting Standard Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”, as clarified with ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” issued in January 2013. These common disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the statement of financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MIST-18

Met Investors Series Trust

Van Kampen Comstock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Van Kampen Comstock Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Kampen Comstock Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Comstock Portfolio of Met Investors Series Trust as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2013

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 501 Boylston Street, Boston, MA 02116. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
Elizabeth M. Forget* (46)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company.	89	Since August 2006, Trustee, Metropolitan Series Fund (the “MSF Trust”)**; various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (53)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	89	Since 2012, Trustee, MSF Trust**; Director, International Truck Leasing Corp.

Jack R. Borsting (83)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC).	56	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board.

Robert J. Boulware (56)	Trustee	Indefinite; From March 2008 to present	Since 2006, Managing Director, Pilgrim Funds, LLC (private equity fund); from 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2009, Director, Holladay Bank.	89	Since 2012, Trustee, MSF Trust**; since 2011, Trustee, Vertical Capital Income Fund (closed-end fund); since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle, CFA (54)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and CFO, Puget Energy, Inc. (public utility); from June 2009 to November 2011, independent business consultant and President and Chief Executive Officer, Wisconsin Sports Development Corporation; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	89	Since 2012, Trustee, MSF Trust**; Director, Wisconsin Sports Development Corporation.

Susan C. Gause (60)	Trustee	Indefinite; From March 2008 to present	Since 2003, Private Investor.	89	Since 2012, Trustee, MSF Trust**.

Nancy Hawthorne (61)	Trustee	Indefinite; From April 2012 to present	Since 1997, Chief Executive Officer, Clerestory LLC (corporate advisor).	89	Since 2003, Trustee, MSF Trust**; since 2009, Director, THL Credit, Inc.**; since 1997, Director, Avid Technology, Inc.**; since January 2008, Lead Director, Avid Technology, Inc.

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust (the “Trust”)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Keith M. Schappert (61)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting); from March 2008 to October 2008, Vice Chairman, OneCapital Partners.	89	Since 2009, Trustee, MSF Trust**; since December 2009, Director, The Commonfund for Nonprofit Organizations; since December 2009, Director, Trilogy Global Advisors; since 2010, Director, Mirae Asset Discovery Funds**.

Linda B. Strumpf (65)	Trustee	Indefinite; From April 2012 to present	Since 2008, Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; from October 2009 to June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust; from December 1992 to 2009, Vice President and Chief Investment Officer, Ford Foundation.	89	Since 2000, Trustee, MSF Trust**; since 2003, Trustee and Member of Investment Committee, The Pennsylvania State University.

Dawn M. Vroegop (46)	Trustee	Indefinite; From December 2000 to present	Since 2003, Private Investor.	89	Since 2009, Trustee, MSF Trust**; since 2012, Trustee, Driehaus Mutual Funds; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (46)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (41)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc.; since 2008, Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (57)	Chief Financial Officer and Treasurer	From May 2012 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC; since 2004, Vice President, MetLife, Inc.

Andrew L. Gangolf (58)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1995 to 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Jeffrey P. Halperin (45)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc.; since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, MSF Trust; from November 2005 to February 2008, Interim Chief Compliance Officer, MSF Trust; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (60)	Vice President	From May 2012 to present	Since 2004, Treasurer and Chief Financial Officer, MetLife Advisers, LLC; since 2001, Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 56 portfolios, each a series of the Trust and 33 portfolios, each a series of the Metropolitan Series Fund.

MIST-21

Met Investors Series Trust

Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (together, the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Van Kampen Comstock Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 19, 2012 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, (iv) Zenith Equity Portfolio, and (v) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities

[1]	The Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, and Schroders Global Multi-Asset Portfolio each recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreement with respect to the Jennison Large Cap Equity Portfolio was approved at the September 19, 2012 meeting, and therefore, was not up for renewal.

MIST-22

Met Investors Series Trust

Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, Zenith Equity Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trusts, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2012, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

MIST-23

Met Investors Series Trust

Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Van Kampen Comstock Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2012. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one- and three-year periods ended October 31, 2012, and outperformed its benchmark for the five-year period ended October 31, 2012. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2012 with respect to several Portfolios. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by the Adviser and the Sub-Advisers, respectively.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Van Kampen Comstock Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trusts in which the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios, Met/Franklin Templeton Founding Strategy Portfolio, and Zenith Equity Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported

MIST-24

Met Investors Series Trust

Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Van Kampen Comstock Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. The Board concluded that the benefits accruing to the Sub-Advisers and their affiliates by virtue of the Sub-Advisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trusts and the Adviser or a Sub-Adviser in connection with the services provided to the Trusts and the various relationships that they and their affiliates may have with the Trusts. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all

MIST-25

Met Investors Series Trust

Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

MIST-26

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-27

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Mr. Daniel A. Doyle, Ms. Susan C. Gause, Ms. Linda B. Strumpf, Mr. Jack R. Borsting and Ms. Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte (“Deloitte”), the registrant’s principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2011 and December 31, 2012 were $1,867,450 and $ 2,112,174, respectively.

(b) Audit-Related Fees

During the fiscal years ended December 31, 2011 and December 31, 2012, Deloitte billed $43,000 and $283,000, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant as follows: (i) security valuation testing and procedures in connection with select portfolios of the registrant’s semi-annual report for the periods ended June 30, 2012; (ii) 17f-2 security count procedures for select portfolios for the years ended December 31, 2012 and 2011; and (iii) related to reorganizations involving certain portfolios of the registrant for fiscal year ended December 31, 2012 and 2011.

(c) Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2011 and December 31, 2012 were $317,075 and $ 369,190, respectively. Represent fees for services rendered to the registrant for review of tax returns for the year end December 31, 2012 and for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year end December 31, 2011.

During the fiscal years ended December 31, 2011 and December 31, 2012, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2011 and December 31, 2012 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2011 and December 31, 2012, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2) None of the services described under the categories, “Audit Related Fees,” “Tax Fees” or “All Other Fees,” were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended 2011 and 2012 Deloitte billed $4,800,000 and approximately $3,050,000 aggregate non-audit services. These amounts represent non-audit fees billed by Deloitte to MetLife, Inc. and include, among other non-audit fees, non-audit fees for services rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item11.	Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant’s President, and Peter H. Duffy, the registrant’s Chief Financial Officer and Treasurer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Procedures”) and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Duffy determined that the Procedures adequately ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President

Date:	March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President

Date:	March 6, 2013

By:	/s/ Peter H. Duffy
Peter H. Duffy
Chief Financial Officer and Treasurer

Date:	March 6, 2013